UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman Sachs & Co. LLC	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: March 31, 2021

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	March 31, 2021

Multi Sector Fixed Income Funds
Bond
Core Fixed Income
Global Core Fixed Income
Income
Long Short Credit Strategies
Strategic Income

Goldman Sachs Multi Sector Fixed Income Funds

∎	BOND

∎	CORE FIXED INCOME

∎	GLOBAL CORE FIXED INCOME

∎	INCOME

∎	LONG SHORT CREDIT STRATEGIES

∎	STRATEGIC INCOME

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Multi Sector Fixed Income Funds

Market Review

During the 12 months ended March 31, 2021 (the “Reporting Period”), the performance of the fixed income markets was broadly influenced by global economic growth expectations, efforts to stem the COVID-19 pandemic, and monetary and fiscal stimulus by central banks and governments around the world.

During the second quarter of 2020, when the Reporting Period began, spread, or non-government bond, sectors produced positive returns, supported by improving economic data and accommodative monetary and fiscal policy. In April, the broad fixed income market experienced bouts of volatility based on economic developments, including data that showed sharp declines in global economic activity, and COVID-19 related headlines. In May, ongoing central bank accommodation, better economic data and market optimism around the reopening of economies sparked a significant rally in risk assets, including corporate credit. Investors appeared to be looking beyond risks such as deteriorating U.S.-China relations and civil unrest as manifested by nationwide protests in the U.S. At the start of June, renewed COVID-19 case growth in the U.S. and in several other developed economies increased risk-off investor sentiment, or reduced risk appetite. However, survey and economic activity data rebounded from April’s record low levels, boosting the performance of risk assets overall. Central banks continued to demonstrate their willingness to expand policy parameters to support labor markets and to use quantitative easing to facilitate fiscal expansion and underpin more segments of the capital markets. In June, the European Central Bank (“ECB”) expanded and extended its quantitative easing program, while the U.S. Federal Reserve (“Fed”) removed a requirement for issuers to “opt in” to its secondary market corporate credit facility.

In the third quarter of 2020, spread sectors continued to produce gains, supported by accommodative central bank monetary policies as well as by agreement on a €750 billion European Union Recovery Fund, stronger than consensus expected second calendar quarter corporate earnings and progress on COVID-19 vaccine development. However, the financial markets continued to experience episodes of risk-off sentiment, driven by headlines about rising COVID-19 cases, increasing U.S.-China tensions, and limited progress in the U.S. Congress on a fourth fiscal stimulus package. Meanwhile, the Fed kept its monetary policy and forward guidance unchanged as it awaited details on further U.S. government fiscal stimulus and the path of the COVID-19 pandemic. The Fed also extended its credit facilities, which had been set to expire in September, to the end of the 2020 calendar year, thereby elongating the policy tailwind for corporate credit markets. In the Eurozone, the European Union Recovery Fund reduced political tail risks. (A tail risk is an event or an outcome that has only a small probability of happening.) During August, Fed Chair Jerome Powell unveiled the conclusions of the Federal Open Market Committee’s monetary policy framework review. The main outcome was the adoption of flexible average inflation targeting. In other words, the Fed said it would aim for an inflation rate moderately above 2% following periods when inflation has run persistently below 2%, seeking an average of 2% over time. The U.S. central bank also adjusted how it would assess labor market performance, taking into account racial and income disparities. September 2020 saw the return of risk-off investor sentiment, as some of the factors that had supported the improvement in economic conditions started to fade. Renewed COVID-19 case growth in Europe and reduced prospects of further U.S. fiscal support, alongside rising political uncertainty heading into the then-upcoming U.S. elections, all contributed to increased market volatility and investor risk aversion.

Spread sector performance was mixed during the fourth quarter of 2020. Rising COVID-19 cases and renewed lockdowns dominated pandemic-related news flow early in the quarter, and then encouraging efficacy results for several COVID-19 vaccines helped lift market sentiment into the end of the calendar year. Risk sentiment was also bolstered late in the quarter by the removal of a few long-standing overhangs. Specifically, the U.S. presidential elections were resolved; the U.K. and European Union agreed to a post-Brexit deal; and another round of fiscal stimulus was provided by the U.S. federal government. (Brexit refers to the U.K.’s exit from the European Union.) Global economic conditions remained weak, with the inflation picture relatively benign due to slack in economic output and employment. Central banks around the world maintained their commitment to accommodative monetary policy. In the U.S., the Fed did not extend the average maturity of its U.S. Treasury purchases at its December policy meeting, but it introduced dovish forward guidance, stating it would continue to increase its asset holdings “until substantial further progress has been made toward the Committee’s maximum employment and price stability goals.” (Dovish tends to suggest lower interest rates; opposite of hawkish.) Meanwhile, the U.S. Department of the Treasury decided to let several of the Fed’s emergency credit facilities expire at the end of 2020 and requested the Fed return unused funds. In Europe, the ECB announced a multi-

1

MARKET REVIEW

pronged package of easing measures, in line with market expectations, extended the horizon for its pandemic emergency purchase program, and increased the level of its purchases.

During the first quarter of 2021, spread sector performance was largely negative. When the quarter began in January, the rollout of COVID-19 vaccines and the prospects for additional U.S. government fiscal stimulus pushed up U.S. interest rates. That said, positive COVID-19 vaccine rollout news was somewhat counteracted by the emergence of variant coronavirus strains and uncertainty over global vaccine supply. In February, the rise in interest rates became global in nature, as markets responded to recovering economic growth amid COVID-19 vaccine rollouts. To varying degrees, global central banks leaned against market expectations for earlier than previously anticipated policy normalization, indicating policy would remain accommodative despite improvements in economic growth given weak underlying inflation dynamics. Although global interest rates continued to rise during March, central banks’ dovish stances helped to stabilize them. In the U.S., the Fed revised its growth and inflation projections higher but kept its median dot plot projection flat through 2023. (The dot plot shows interest rate projections of the members of the Federal Open Market Committee.) Fed policymakers also said they would focus on inflation outcomes rather than inflation outlooks. In Europe, the ECB increased the pace of its asset purchases to preserve favorable financing conditions and noted it would review the pace of purchases in the context of fresh inflation projections every quarter. Meanwhile, the new U.S. President signed the American Rescue Plan Act into law in March 2021, with the overall cost of this fifth fiscal stimulus package amounting to nearly $1.9 trillion.

For the Reporting Period overall, spread sectors generated solid positive returns. High yield corporate bonds and sovereign emerging markets debt produced double-digit gains, significantly outperforming U.S. Treasury securities. Investment grade corporate bonds, commercial mortgage-backed securities, asset backed securities and agency securities also recorded positive returns and outpaced U.S. Treasury securities. Mortgage-backed securities generated a rather flat return for the Reporting Period but still outperformed U.S. Treasuries. During the Reporting Period, the U.S. Treasury yield curve steepened, as yields on maturities of two years and shorter fell and yields on maturities of three years and longer rose. (Yield curve is a spectrum of interest rates based on maturities of varying lengths. A steepening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities widens; opposite of a flattening yield curve.) The yield on the bellwether 10-year U.S. Treasury rose approximately 104 basis points to end the Reporting Period at 1.74%.

Looking Ahead

At the end of the Reporting Period, we saw dimensions of uncertainty in both the near term and the long term for those factors most influencing the fixed income markets. In the near term, there was broad uncertainty around the timing of economic re-openings given the emergence of new COVID-19 variants and divergent vaccination rollouts and thus around the buoyancy of consumer spending. Longer term, there was broad uncertainty around the direction of inflation, fiscal and monetary policy, and interest rates.

From our point of view, a burst of global economic growth is likely in the short term as more consumer spending opportunities return, but we believed certain economies might experience re-openings with historically normal — rather than turbocharged — consumer spending. That said, we saw a long road ahead for the closing of output gaps, particularly in Europe, though COVID-19 vaccines were likely to help, in our opinion. Potential headwinds to global economic growth could be less expansionary policy in China and monetary policy tightening in select emerging markets countries. Within the developed markets, we expected most central banks to keep policy rates unchanged through 2021. As for fiscal policy, we thought it would be extended or — in the case of the U.S. — expanded. Overall, we expected U.S. fiscal policy to remain supportive into the economic recovery, as government officials sought to support the climate transition (i.e., help usher in low-carbon economies) and advance inclusive growth by reducing income and wealth inequalities. Under the circumstances, we believed interest rates, in the U.S. and globally, were likely to remain relatively low in the near term. Regarding inflation, we noted that while the COVID-19 pandemic had generated considerable swings in the prices of goods and services, many near-term price-boosting factors, including higher crude oil prices and a surge in services spending as economies re-open, may well prove transient. In our view, broader inflation signposts, such as labor market slack and the market’s inflation expectations, appeared slow-moving and subdued at the end of the Reporting Period.

2

PORTFOLIO RESULTS

Goldman Sachs Bond Fund

Investment Objective

The Fund seeks a total return consisting of capital appreciation and income.

Portfolio Management Discussion and Analysis

Effective July 29, 2020, the Fund’s investment objective changed. The Fund’s former investment objective was to seek a total return consisting of capital appreciation and income that exceeds the total return of the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund’s current investment objective is to seek a total return consisting of capital appreciation and income. Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Bond Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 6.56%, 5.67%, 6.82%, 6.39%, 6.84%, 6.93%, 6.30% and 6.93%, respectively. These returns compare to the 0.71% average annual total return of the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Bloomberg Barclays Index”), during the same time period.

Note that with the change in the Fund’s investment objective, references to the Bloomberg Barclays Index here and throughout are for informational purposes only and not an indication of how the Fund is managed.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Within our top-down strategies, our cross-sector strategy overall contributed most positively to the Fund’s relative results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Detracting most was the Fund’s credit hedge, which pairs a long U.S. rates position and exposure to a basket of developed market currencies with the Fund’s corporate beta overweight. Since U.S. interest rates rose rapidly in the first quarter of 2021 on mounting expectations of stronger economic growth and inflation concerns after the COVID-19 pandemic ends, this position underperformed.

The Fund’s country strategy also detracted from its relative results during the Reporting Period. Within the Fund’s country strategy, long positions in Australian rates versus other developed markets’ rates hurt most, particularly during the first quarter of 2021 when Australian rates sold off, or rose rapidly. Mitigating these losses somewhat were long positions in Canadian rates and long positions in Australian rates in the second quarter of 2020, which benefited relative performance, as Canadian and Australian rates rallied during those months. The Fund’s country strategy is primarily implemented via interest rate swaps and/or futures. Our top-down currency strategy overall detracted modestly from the Fund’s relative results during the Reporting Period. The currency strategy is primarily implemented via currency forwards.

Tactical management of the Fund’s duration and yield curve positioning strategy further detracted from relative performance during the Reporting Period. The duration strategy is primarily implemented via interest rate swaps and/or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths.

Bottom-up individual issue selection overall contributed positively to the Fund’s relative results during the Reporting Period.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Implemented via our cross-sector strategy, the Fund’s overweight to investment grade and high yield corporate

3

PORTFOLIO RESULTS

credit contributed most positively to its relative results, especially during the latter half of the Reporting Period. Credit spreads, or the differential in yields between U.S. Treasury securities and non-Treasury securities that are identical in all respects except for quality rating, began to rally late in the second quarter of 2020 when a relaxation of COVID-19 containment measures, alongside monetary and fiscal policy support, helped the global economy sprint forward in the third calendar quarter. Credit spreads also tightened in the fourth quarter of 2020. Despite renewed COVID-19 concerns in the first part of the fourth calendar quarter amid rising case counts, encouraging COVID-19 vaccine progress, resolution of the U.S. presidential elections, better than consensus expected corporate earnings and supportive monetary and fiscal policy subsequently led spreads to compress in corporate markets in the final months of 2020. Then, despite rate market volatility in February 2021, corporate credit market moves were relatively orderly in the first quarter of the new year, which we believe was due to two key factors. First, positive COVID-19 vaccine rollout news bode well for corporations that may benefit from easing activity restrictions. Second, fourth quarter 2020 earnings releases showed corporate sector resilience to the COVID-19 shock.

Selection within the corporate credit sector also enhanced the Fund’s performance during the Reporting Period. In particular, the Fund overweighted the short to intermediate segment of the yield curve, which boosted returns. Also, the Fund had an emphasis on lower quality credits, such as bonds rated BBB and lower quality issuers within high yield corporate credit, which performed well when markets rallied during the Reporting Period.

Individual issue selection within the securitized sector also boosted the Fund’s relative results. Selections of specified pools of mortgage-backed securities contributed positively. Also, the Fund’s favoring of wing-coupon mortgage-backed securities, i.e. higher and lower coupon securities, and an underweight to current, or belly, coupon mortgage-backed securities, boosted results in the latter half of the Reporting Period. During the summer months, prepayment activity was concentrated on belly coupon mortgage-backed securities, as primary mortgage rates reached historical lows; meanwhile, prepayment speeds for high coupon mortgage-backed securities decelerated, benefiting Fund performance. Within emerging markets debt, selections of debt issued by Ecuador and China benefited performance during the Reporting Period, only partially offset by selections of debt issued by the Dominican Republic, which detracted. Individual issue selection within the government/swaps sector also added value, albeit more modestly. The Fund’s government/swaps strategy is primarily implemented via interest rate swaps and/or futures.

There were no significant detractors from a security selection perspective during the Reporting Period. The only notable detractor within our cross-sector strategy was the Fund’s overweight to an investment grade credit default swap index versus cash bond positions, as synthetics underperformed cash bonds during the Reporting Period. Credit derivatives tended to underperform cash bonds because of the lack of liquidity pressures in credit markets from the second quarter of 2020 through the end of the Reporting Period. (Synthetics is the term given to financial instruments that are engineered to simulate other instruments while altering key characteristics. Often synthetics will offer investors tailored cash flow patterns, maturities, risk profiles and so on. A cash bond is an arrangement wherein a party gives to another an amount of money to secure the fulfillment of an obligation. In cases where the party fails to comply with the obligation, the money is forfeited in favor of the latter.)

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted modestly from its results during the Reporting Period, primarily driven by tactical U.S. rates positioning. The Fund held a neutral to long duration relative to that of the Bloomberg Barclays Index via a tactical overweight exposure to the intermediate- to long-term segments, i.e. seven- and 30-year segments, of the U.S. Treasury yield curve in the first quarter of 2021, which hurt as U.S. interest rates rose rapidly during the quarter. As of March 31, 2021, the Fund was slightly overweight U.S. rates, more significantly overweight Canadian and Australian rates and did not hold any significant underweight rates positions.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as purchased OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, Treasury futures and Eurodollar futures were used as warranted to facilitate specific duration,

4

PORTFOLIO RESULTS

yield curve and country strategies; swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps and total return swaps to manage exposure to fluctuations in interest rates. The Fund also used forward sales contracts to help manage duration. The Fund used inverse floaters within its securitized selection strategy.

Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement. Derivatives are used in combination with cash securities* to implement our views in the Fund. During the Reporting Period, positions in futures, currency options and interest rate swaps detracted from relative results, while positions in currency forwards, swaptions and credit default swaps contributed positively to relative results. The effect of the remaining derivatives and similar instruments mentioned above was rather neutral to the Fund’s results during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s exposure in U.S. Treasuries and asset-backed securities and decreased its exposure in quasi-government securities, pass-through mortgage-backed securities, investment grade corporate bonds and high yield corporate bonds. Most notably, we reduced exposure to pass-through mortgage-backed securities because following the onset of the COVID-19 pandemic we expected the U.S. Federal Reserve’s (the “Fed”) continued presence in the agency mortgage-backed securities market, coupled with a slowdown in origination heading into fall 2020, to lead to spread tightening. However, given the rise in U.S. Treasury yields in the first quarter of 2021, we reduced the Fund’s position. We reduced the Fund’s exposure to investment grade corporate credit in the latter months of the Reporting Period because we recognized that corporate spreads had retraced nearly all of their COVID-19 widening, and we were mindful of concerns around the near-term economic growth outlook and idiosyncratic corporate challenges. We maintained the Fund’s bias to lower quality investment grade corporate bonds and to shorter-dated and intermediate-maturity bonds throughout the Reporting Period. We increased the Fund’s allocation to debt issued in U.S. dollars and decreased its allocation to debt issued in the Japanese yen. In terms of duration, the Fund began the Reporting Period rather neutral to U.S. rates and ended the Reporting Period slightly overweight to U.S. rates.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes in the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2021?

A	At the end of March 2021, the Fund had its greatest allocations on a market-value weighted basis in pass-through mortgage-backed securities and investment grade corporate bonds. The Fund also had exposure at the end of the Reporting Period to U.S. government securities, asset-backed securities, high yield corporate bonds, emerging markets debt and commercial mortgage-backed securities. The Fund had no exposure to covered bonds at the end of the Reporting Period. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) The Fund

*	Cash may include local currency, foreign currency, short-term investment funds, bank acceptances, commercial paper, margin, repurchase agreements, time deposits, variable-rate demand notes, and/or money market mutual funds. The Cash category may show a negative market value percentage as a result of a) the timing of trade date versus settlement date transactions and/or b) the portfolio’s derivative investments, which are collateralized by the portfolio’s available cash and securities. Such securities are AAA rated by an independent rating agency, have durations between -2 and 1 years, and are limited to the following sectors: governments, agencies, supranationals, corporates, and agency-backed adjustable-rate mortgages.

5

PORTFOLIO RESULTS

also maintained a position in cash* at the end of the Reporting Period. The Fund had a modest long overall duration at the end of the Reporting Period, attributable primarily to a modestly long U.S. duration position.

*	Cash may include local currency, foreign currency, short-term investment funds, bank acceptances, commercial paper, margin, repurchase agreements, time deposits, variable-rate demand notes, and/or money market mutual funds. The Cash category may show a negative market value percentage as a result of a) the timing of trade date versus settlement date transactions and/or b) the portfolio’s derivative investments, which are collateralized by the portfolio’s available cash and securities. Such securities are AAA rated by an independent rating agency, have durations between -2 and 1 years, and are limited to the following sectors: governments, agencies, supranationals, corporates, and agency-backed adjustable-rate mortgages.

6

FUND BASICS

Goldman Sachs Bond Fund

as of March 31, 2021

FUND COMPOSITION[1]

Percentage of Net Assets

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposit. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[2]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[3]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

7

GOLDMAN SACHS BOND FUND

Performance Summary

March 31, 2021

The following graph shows the value, as of March 31, 2021, of a $1,000,000 investment made on April 1, 2011 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Bond Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2011 through March 31, 2021.

Average Annual Total Return through March 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	6.56%	3.46%	3.87%	—
Including sales charges	2.59%	2.67%	3.47%	—

Class C				—
Excluding contingent deferred sales charges	5.67%	2.67%	3.09%	—
Including contingent deferred sales charges	4.63%	2.67%	3.09%	—

Institutional	6.82%	3.79%	4.21%	—

Service	6.39%	3.29%	3.71%	—

Investor	6.84%	3.70%	4.08%	—

Class R6 (Commenced July 31, 2015)	6.93%	3.80%	N/A	3.78%

Class R	6.30%	3.20%	3.60%	—

Class P (Commenced April 20, 2018)	6.93%	N/A	N/A	5.99%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

8

PORTFOLIO RESULTS

Goldman Sachs Core Fixed Income Fund

Investment Objective

The Fund seeks a total return consisting of capital appreciation and income.

Portfolio Management Discussion and Analysis

Effective July 29, 2020, the Fund’s investment objective changed. The Fund’s former investment objective was to seek a total return consisting of capital appreciation and income that exceeds the total return of the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund’s current investment objective is to seek a total return consisting of capital appreciation and income. Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Core Fixed Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 3.83%, 3.05%, 4.17%, 3.65%, 4.09%, 4.18%, 3.57% and 4.18%, respectively. These returns compare to the 0.71% average annual total return of the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Bloomberg Barclays Index”), during the same period.

Note that with the change in the Fund’s investment objective, references to the Bloomberg Barclays Index here and throughout are for informational purposes only and not an indication of how the Fund is managed.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Within our top-down strategies, our cross-sector strategy overall contributed most positively to the Fund’s relative results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Our top-down currency strategy overall also contributed positively to the Fund’s relative results during the Reporting Period. The currency strategy is primarily implemented via currency forwards.

Detracting most was the Fund’s credit hedge, which pairs a long U.S. rates position and exposure to a basket of developed market currencies with the Fund’s corporate beta overweight. Since U.S. rates rose rapidly in the first quarter of 2021 on mounting expectations of stronger economic growth and inflation concerns after the COVID-19 pandemic ends, this position underperformed.

The Fund’s country strategy also detracted from its relative results during the Reporting Period. Within the Fund’s country strategy, long positions in Australian rates versus other developed markets hurt most, particularly during the first quarter of 2021 when Australian rates sold off, or rose rapidly. Mitigating these losses somewhat were long positions in Canadian rates and long positions in Australian rates in the second quarter of 2020, which benefited relative performance, as Canadian and Australian rates rallied during those months. The Fund’s country strategy is primarily implemented via interest rate swaps and/or futures.

Tactical management of the Fund’s duration and yield curve positioning strategy further detracted from relative performance during the Reporting Period. The duration strategy is primarily implemented via interest rate swaps and/or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths.

Bottom-up individual issue selection overall contributed positively to the Fund’s relative results during the Reporting Period.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Implemented via our cross-sector strategy, the Fund’s overweight to investment grade and high yield corporate

9

PORTFOLIO RESULTS

credit contributed most positively to relative results, especially during the latter half of the Reporting Period. Credit spreads, or the differential in yields between U.S. Treasury securities and non-Treasury securities that are identical in all respects except for quality rating, began to rally late in the second quarter of 2020 when a relaxation of COVID-19 containment measures, alongside monetary and fiscal policy support, helped the global economy sprint forward in the third calendar quarter. Credit spreads also tightened in the fourth quarter of 2020. Despite renewed COVID-19 concerns in the first part of the fourth calendar quarter amid rising case counts, encouraging COVID-19 vaccine progress, resolution of the U.S. presidential elections, better than consensus expected corporate earnings and supportive monetary and fiscal policy subsequently led spreads to compress in corporate markets in the final months of 2020. Then, despite rate market volatility in February 2021, corporate credit market moves were relatively orderly in the first quarter of the new year, which we believe was due to two key factors. First, positive COVID-19 vaccine rollout news bode well for corporations that may benefit from easing activity restrictions. Second, fourth quarter 2020 earnings releases showed corporate sector resilience to the COVID-19 shock. An overweight to collateralized loan obligations added value as well.

Selection within the corporate credit sector also enhanced the Fund’s performance during the Reporting Period. In particular, the Fund overweighted the short to intermediate segment of the yield curve, which boosted returns. Also, the Fund had an emphasis on lower quality credits, such as bonds rated BBB, which performed well when markets rallied during the Reporting Period.

Individual issue selection within the securitized sector also enhanced the Fund’s relative results. Selections of specified pools of mortgage-backed securities contributed positively. Also, the Fund’s favoring of wing-coupon mortgage-backed securities, i.e. higher and lower coupon securities, and an underweight to current, or belly, coupon mortgage-backed securities, boosted results in the latter half of the Reporting Period. During the summer months, prepayment activity was concentrated on belly coupon mortgage-backed securities, as primary mortgage rates reached historical lows; meanwhile, prepayment speeds for high coupon mortgage-backed securities decelerated, benefiting Fund performance. Within emerging markets debt, selections of debt issued by South Africa and Indonesia benefited performance during the Reporting Period, only partially offset by selections of debt issued by Mexico, which detracted. Individual issue selection within the government/swaps sector also added value, albeit more modestly. The Fund’s government/swaps strategy is primarily implemented via interest rate swaps and/or futures.

There were no significant detractors from a security selection perspective during the Reporting Period. The only notable detractor within our cross-sector strategy was the Fund’s overweight to an investment grade credit default swap index versus cash bond positions, as synthetics underperformed cash bonds during the Reporting Period. Credit derivatives tended to underperform cash bonds because of the lack of liquidity pressures in credit markets from the second quarter of 2020 through the end of the Reporting Period. (Synthetics is the term given to financial instruments that are engineered to simulate other instruments while altering key characteristics. Often synthetics will offer investors tailored cash flow patterns, maturities, risk profiles and so on. A cash bond is an arrangement wherein a party gives to another an amount of money to secure the fulfillment of an obligation. In cases where the party fails to comply with the obligation, the money is forfeited in favor of the latter.)

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted modestly from its results during the Reporting Period, primarily driven by tactical positioning across a variety of developed market yield curves. In particular, the Fund was overweight the U.S. Treasury yield curve in February 2021, which hurt as U.S. interest rates rose rapidly then. The Fund held a long duration relative to that of the Bloomberg Barclays Index via long positions in the 10-year and 20-year segments of the U.S. Treasury yield curve. As of March 31, 2021, the Fund was slightly underweight to neutral U.S. rates and overweight Australian and Canadian rates.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as purchased OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, Treasury and international government bond futures, Eurodollar futures and other futures contracts were used as warranted to facilitate specific duration, yield curve and country strategies; swaptions (or

10

PORTFOLIO RESULTS

options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates. The Fund also used forward sales contracts to help manage duration. The Fund used inverse floaters within its securitized selection strategy.

Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement. During the Reporting Period, positions in futures and interest rate swaps detracted from relative results, while positions in swaptions and credit default swaps contributed positively to relative results. Positions in the remaining derivatives and similar instruments mentioned above did not meaningfully impact Fund performance.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s exposure in U.S. Treasuries and decreased its exposure in pass-through mortgage-backed securities, investment grade corporate bonds and asset-backed securities. Most notably, we reduced exposure to pass-through mortgage-backed securities because following the onset of the COVID-19 pandemic we expected the U.S. Federal Reserve’s (the “Fed”) continued presence in the agency mortgage-backed securities market, coupled with a slowdown in origination heading into fall 2020, to lead to spread tightening. However, given the rise in U.S. Treasury yields in the first quarter of 2021, we reduced the Fund’s position. We reduced the Fund’s exposure to investment grade corporate credit in the latter months of the Reporting Period because we recognized that corporate spreads had retraced nearly all of their COVID-19 widening, and we were mindful of concerns around the near-term economic growth outlook and idiosyncratic corporate challenges. We maintained the Fund’s bias to lower quality investment grade corporate bonds and to shorter-dated and intermediate-maturity bonds throughout the Reporting Period. We increased the Fund’s allocation to debt issued in the Japanese yen and decreased its allocation to debt issued in the U.S. dollar. In terms of duration, the Fund began the Reporting Period underweight to U.S. rates and ended the Reporting Period neutral to underweight to U.S. rates.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2021?

A	At the end of March 2021, the Fund had its greatest allocations on a market-value weighted basis in investment grade corporate bonds, pass-through mortgage-backed securities and U.S. government securities. The Fund also had exposure at the end of the Reporting Period to quasi-government securities, asset-backed securities, commercial mortgage-backed securities, emerging markets debt and high yield corporate bonds. The Fund had no exposure to covered bonds at the end of the Reporting Period. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) The Fund also maintained a position in cash* at the end of the Reporting Period. The Fund had a modest long overall duration at the end of the Reporting Period, albeit a rather neutral U.S. duration position.

*	Cash may include local currency, foreign currency, short-term investment funds, bank acceptances, commercial paper, margin, repurchase agreements, time deposits, variable-rate demand notes, and/or money market mutual funds. The Cash category may show a negative market value percentage as a result of a) the timing of trade date versus settlement date transactions and/or b) the portfolio’s derivative investments, which are collateralized by the portfolio’s available cash and securities. Such securities are AAA rated by an independent rating agency, have durations between -2 and 1 years, and are limited to the following sectors: governments, agencies, supranationals, corporates, and agency-backed adjustable-rate mortgages.

11

FUND BASICS

Goldman Sachs Core Fixed Income Fund

as of March 31, 2021

FUND COMPOSITION[1]

Percentage of Net Assets

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent Certificates of Deposit. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[2]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[3]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

12

GOLDMAN SACHS CORE FIXED INCOME FUND

Performance Summary

March 31, 2021

The following graph shows the value, as of March 31, 2021, of a $1,000,000 investment made on April 1, 2011 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Core Fixed Income Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2011 through March 31, 2021.

Average Annual Total Return through March 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	3.83%	3.33%	3.52%	—
Including sales charges	-0.06%	2.55%	3.13%	—

Class C
Excluding contingent deferred sales charges	3.05%	2.54%	2.74%	—
Including contingent deferred sales charges	2.02%	2.54%	2.74%	—

Institutional	4.17%	3.68%	3.86%	—

Service	3.65%	3.16%	3.35%	—

Investor	4.09%	3.59%	3.79%	—

Class R6 (Commenced July 31, 2015)	4.18%	3.71%	N/A	3.69%

Class R	3.57%	3.06%	3.25%	—

Class P (Commenced April 20, 2018)	4.18%	N/A	N/A	5.79%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

13

PORTFOLIO RESULTS

Goldman Sachs Global Core Fixed Income Fund

Investment Objective

The Fund seeks a total return consisting of capital appreciation and income.

Portfolio Management Discussion and Analysis

In February 2020, the Board of Trustees of the Goldman Sachs Trust approved a change in the name, investment objective and principal investment strategy of the Goldman Sachs Global Income Fund. These changes became effective after the close of business on April 30, 2020. The Fund’s name changed to the Goldman Sachs Global Core Fixed Income Fund (the “Fund”). The Fund’s former investment objective was to seek a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation. The Fund’s current investment objective is to seek a total return consisting of capital appreciation and income. “Core” in the Fund’s name means that the Fund focuses its investments in intermediate and long-term investment grade bonds. Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Fund’s performance and positioning for the 12-month period ended March 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 5.15%, 4.40%, 5.48%, 4.98%, 5.43%, 5.49% and 5.49%, respectively. These returns compare to the 1.50% average annual total return of the Fund’s benchmark, the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, hedged) (the “Bloomberg Barclays Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Within our top-down strategies, the Fund’s cross-sector strategy contributed most positively to relative results during the Reporting Period. The cross-sector strategy is primarily implemented via cash bonds and index/single-name credit default swaps. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

The Fund’s currency strategy also contributed positively. The Fund’s currency strategy added value primarily because of overweight positions relative to the Bloomberg Barclays Index in pro-cyclical G10 currencies, such as the Australian dollar, Norwegian krone and Swedish krona, which appreciated relative to the U.S. dollar in the fourth quarter of 2020. (The G10, or Group of Ten, actually consists of eleven industrialized nations that meet on an annual basis or more frequently, as necessary, to consult each other, debate and cooperate on international financial matters. The member countries are Belgium, Canada, France, Germany, Italy, Japan, the Netherlands, Sweden, Switzerland, the United Kingdom, and the United States.) These currencies’ strong performance was driven both by the U.S. election outcome giving rise to investor expectations for potential easing in U.S.-China trade tensions and by the consensus expected benefit from a COVID-19 vaccine-induced economic growth uplift in 2021 as broad-based immunizations were widely anticipated to allow the job-rich services sector to rebound. The Fund’s currency strategy primarily implements relative value positions in developed and emerging market currencies, using valuations relative to short- and medium-term fundamentals.

Our duration strategy also boosted the Fund’s relative results during the Reporting Period. The duration strategy is primarily implemented via interest rate swaps and/or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

Conversely, our country strategy detracted from the Fund’s relative performance during the Reporting Period. This was primarily due to the Fund’s overweight exposure to Australia versus underweight Norway, U.S. and Europe interest rate exposures, positions held largely on account of the global sell-off witnessed in February 2021. Sovereign yields sold off globally in early 2021 on the back of strong economic momentum, COVID-19 vaccine optimism and fiscal stimulus

14

PORTFOLIO RESULTS

support. Further, Australian interest rates witnessed a sharp sell-off on speculation around Reserve Bank of Australia (“RBA”) commitments to yield curve control and market anticipations of hawkish RBA tones, thereby hurting the Fund’s long Australian interest rate positions. Despite the sell-off throughout February, particularly in Australian interest rates, we viewed these markets at the end of the Reporting Period as attractive, as we expected the central banks to remain accommodative in the medium term. However, we also remained mindful that, in the near term, improving activity data and firming inflation expectations could result in further interest rate underperformance. The country strategy is primarily implemented via interest rate swaps and/or futures.

The Fund’s cross-macro strategy also detracted from relative returns during the Reporting Period, attributable primarily to the Fund’s overweight exposure to U.S. and Switzerland interest rates versus underweight Europe interest rates paired with overweight cross currency exposure to U.S. dollar/euro and Swiss franc/euro positions during 2020 year-end. In Europe, the European Central Bank (“ECB”) announced a multi-pronged package of easing measures, in line with consensus expectations. The ECB extended the horizon of its pandemic emergency purchase programme (“PEPP”) by nine months until March 2022, increased the PEPP envelope by €500 billion and communicated that the PEPP envelope was no longer considered a floor but carried two-sided risk and could be scaled up or down with the inflation outlook. Interest rates continued to rally through the last quarter of 2020 on concerns around rising COVID-19 cases and the imposition of further activity restrictions across Europe. This, coupled with reflation-themed market moves on an improved economic growth outlook due to COVID-19 vaccination progress, challenged the Fund’s short Europe interest rate positions. The cross-macro strategy is primarily implemented via interest rate swaps and/or futures.

Bottom-up individual issue selection, which are strategies that reflect any active views we take on particular sectors, contributed positively during the Reporting Period across all sectors in which the Fund was invested.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Our cross-sector strategy and corporate selection strategy were the largest positive contributors to the Fund’s performance during the Reporting Period. Our cross-sector strategy proved most effective due to the Fund’s overweight bias to investment grade corporate bonds in 2020. Despite the sell-off in March 2020, just before the start of the Reporting Period, our rates-paired approach, implemented through our cross-macro strategy, where we hedge the Fund’s overweight exposure in credit with overweight exposure to U.S. duration, helped protect some downside risks and allowed us to keep the Fund invested in the sector. During the Reporting Period, we tactically and opportunistically added to the Fund’s overweight in investment grade corporate bonds, including after the sell-off, as we sought to take advantage of the dislocation in corporate credit markets by adding exposure to high quality bonds that experienced outsized weakness despite their strong fundamentals. After March 2020, swift and supportive policy action by central banks globally eased market liquidity pressures. These central bank actions, coupled with improvement in investor sentiment prevailing in the market during the second half of 2020 on the back of strong economic data reports, reduction in uncertainty in U.S. election results and COVID-19 vaccine rollout developments as investors looked ahead to a post-COVID world, benefited the Fund’s positions as credit spreads tightened. The resolution of two long-standing overhangs — additional fiscal stimulus in the U.S. and a post-Brexit trade deal between the U.K. and the European Union — also helped lift investor sentiment into the end of the Reporting Period, further benefiting the Fund’s corporate bond positions.

Strength in our corporate selection strategy was driven primarily by our lower quality bias within the investment grade corporate bond sector, as lower quality corporate bonds outperformed higher quality bonds during the Reporting Period. The Fund’s overweight exposure to shorter-dated and intermediate maturity investment grade corporate bonds also benefited performance due to the better carry and roll offered by the steepness in these segments of the yield curve. (Carry of an asset is the return obtained from holding it, if positive, or the cost of holding it, if negative. Carry and roll are related but fundamentally different. We define carry to be a certain number, and roll to be an uncertain number, subject to specific assumptions being met. Carry for a certain horizon is equal to the certain payment(s) encountered over that period, i.e. payments known at the current time. Roll for a certain horizon is equal to the value realized simply by letting time elapse, i.e. it is the “return” stemming from a future curve being equal to today’s curve. It is not an expectation.) The corporate selection strategy is primarily implemented via cash rate bonds. To a lesser degree, our securitized, government/swaps and emerging

15

PORTFOLIO RESULTS

markets debt selection strategies also contributed positively to the Fund’s relative results during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s duration positioning contributed positively to its results during the Reporting Period. The Fund’s duration strategy is actively managed and constantly monitored in an effort to generate greater performance and reduced risk through volatile markets. We tactically adjusted the Fund’s duration position throughout the Reporting Period as market conditions shifted. The Fund’s tactical auction strategies in Japanese and U.S. rates during the Reporting Period helped most. The Fund’s overweight position in U.K. steepeners also performed well, as the U.K. yield curve steepened with the Bank of England refraining from adopting negative rates, which the market had initially been pricing in. The duration strategy also benefited from the global sell-off in rates during the third quarter of 2020 when developed market economies started to ease lockdown restrictions. At the end of the Reporting Period, policy rates across major developed market economies were at their lower boundaries, with central banks reiterating their commitment to support the post-COVID-19 pandemic economic recovery with accommodative policy.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	We used derivatives and similar instruments for the efficient management of the Fund. These derivatives and similar instruments allowed us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement. Derivatives are used in combination with cash* to implement our views in the Fund.

During the Reporting Period, we used Treasury futures, Eurodollar futures, interest rate and bond exchange traded futures contracts and swaptions to implement duration and country strategies within the Fund, especially in the U.S., Eurozone, U.K. and Japanese markets. Currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as by purchasing OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Interest rate and credit default swaps were also used as cost-efficient instruments to help grant us greater precision and versatility in the management of active strategies. Forward sales contracts were used to implement currency transactions based on our active views and for hedging purposes. Written option contracts were used to implement active views within our top-down and bottom-up selection strategies and for hedging purposes.

During the Reporting Period, the use of currency forwards, futures and interest rate swaps had a negative impact on the Fund’s results, while the use of swaptions and credit default swaps had a positive impact on the Fund’s results. The effect of the remaining derivatives and similar instruments mentioned above was rather neutral to the Fund’s results during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	As mentioned earlier, we tactically adjusted the Fund’s duration position during the Reporting Period as market conditions and central bank policy shifted. Also, we closed the Fund’s short European and U.S. interest rates positions and shifted by the end of the Reporting Period to long positions in short-term U.S., Australian and Canadian interest rates. We maintained the Fund’s long Canadian and Australian rates positions versus U.K. and European interest rates.

From a sector perspective, we maintained the Fund’s overweight to corporate credit though we scaled back exposure. We also reduced the Fund’s agency mortgage-backed securities sector overweight to a rather neutral position relative to the Bloomberg Barclays Index. In emerging markets debt, we reduced many overweight positions though we maintained select exposures. From a currency perspective, we maintained the Fund’s underweight to the U.S. dollar but reduced exposure significantly and

*	Cash may include local currency, foreign currency, short-term investment funds, bank acceptances, commercial paper, margin, repurchase agreements, time deposits, variable-rate demand notes, and/or money market mutual funds. The Cash category may show a negative market value percentage as a result of a) the timing of trade date versus settlement date transactions and/or b) the portfolio’s derivative investments, which are collateralized by the portfolio’s available cash and securities. Such securities are AAA rated by an independent rating agency, have durations between -2 and 1 years, and are limited to the following sectors: governments, agencies, supranationals, corporates, and agency-backed adjustable-rate mortgages.

16

PORTFOLIO RESULTS

added to its allocations in other rate-sensitive G10 currencies.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2021?

A	At the end of March 2021, on a market-value weighted basis, the Fund had overweighted allocations relative to the Bloomberg Barclays Index in investment grade corporate bonds; residential mortgage-backed securities, especially mortgage pass-through securities; and asset-backed securities. The Fund had underweighted exposures relative to the Bloomberg Barclays Index in government securities and, to a lesser degree, quasi-government securities and emerging markets debt. The Fund had a rather neutrally weighted position relative to the Bloomberg Barclays Index in high yield corporate bonds and commercial mortgage-backed securities and had no positions in covered bonds at the end of the Reporting Period. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) The Fund also maintained a position in cash* at the end of the Reporting Period.

From a country perspective, on a market-value weighted basis, the Fund was overweight relative to the Bloomberg Barclays Index in the U.S., and to a much lesser degree, in Japan at the end of March 2021. The Fund was underweight compared to the Bloomberg Barclays Index in Australia, Canada, the U.K., the Eurozone overall and the emerging markets overall. Within the Eurozone, the Fund was most underweight France and was rather neutrally weighted to the remaining Eurozone markets at the end of the Reporting Period. Within the emerging markets, the Fund was rather neutrally weighted to each of the regional constituent markets, with the exception of Asia, where the Fund was underweighted. The Fund was also relatively neutrally weighted at the end of the Reporting Period to Denmark, Norway and Sweden. The Fund had a rather neutral duration compared to that of the Bloomberg Barclays Index at the end of the Reporting Period.

*	Cash may include local currency, foreign currency, short-term investment funds, bank acceptances, commercial paper, margin, repurchase agreements, time deposits, variable-rate demand notes, and/or money market mutual funds. The Cash category may show a negative market value percentage as a result of a) the timing of trade date versus settlement date transactions and/or b) the portfolio’s derivative investments, which are collateralized by the portfolio’s available cash and securities. Such securities are AAA rated by an independent rating agency, have durations between -2 and 1 years, and are limited to the following sectors: governments, agencies, supranationals, corporates, and agency-backed adjustable-rate mortgages.

17

FUND BASICS

Goldman Sachs Global Core Fixed Income Fund

as of March 31, 2021

CURRENCY ALLOCATION[1]

	Percentage of Net Assets

	as of 3/31/21	as of 3/31/20
U.S. Dollar	62.2%	66.3%
Euro	17.8	11.9
Japanese Yen	17.0	17.1
Chinese Yuan Renminbi	5.4	3.2
British Pound	2.3	4.3
Canadian Dollar	1.2	1.8
Thai Baht	1.0	1.6
South Korean Won	0.9	0.9
Indonesian Rupiah	0.2	0.2
Singapore Dollar	0.2	0.2
Israeli Shekel	0.1	0.1
Russian Ruble	0.1	0.1
Swedish Krona	0.0	0.3
Danish Krone	0.0	0.1

[1]	The percentage shown for each currency reflects the value of investments in that category as a percentage of net assets. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

18

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Performance Summary

March 31, 2021

The following graph shows the value, as of March 31, 2021, of a $1,000,000 investment made on April 1, 2011 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged) is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Global Core Fixed Income Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2011 through March 31, 2021.

Average Annual Total Return through March 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	5.15%	3.29%	3.79%	—
Including sales charges	1.17%	2.50%	3.40%	—

Class C
Excluding contingent deferred sales charges	4.40%	2.54%	3.03%	—
Including contingent deferred sales charges	3.35%	2.54%	3.03%	—

Institutional	5.48%	3.63%	4.14%	—

Service	4.98%	3.12%	3.59%	—

Investor	5.43%	3.54%	4.04%	—

Class R6 (Commenced July 31, 2015)	5.49%	3.65%	N/A	3.73%

Class P (Commenced April 20, 2018)	5.49%	N/A	N/A	5.25%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

19

PORTFOLIO RESULTS

Goldman Sachs Income Fund

Investment Objective

The Fund seeks a high level of current income, and secondarily, capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 19.94%, 19.06%, 20.34%, 20.24%, 20.35%, 19.65% and 20.35%, respectively. These returns compare to the 0.71% average annual total return of the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Bloomberg Barclays Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to strike a balance between top-down sector positioning and rigorous bottom-up fundamental credit research.

Among our top-down strategies, our cross-sector strategy overall contributed most positively to the Fund’s relative results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Tactical management of the Fund’s duration and yield curve positioning strategy contributed positively to the relative performance during the Reporting Period as well. The duration strategy is primarily implemented via interest rate swaps and/or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths.

Bottom-up individual issue selection as a whole also added to the Fund’s relative performance, especially within the corporate credit and emerging markets debt sectors.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	The Fund seeks to be higher yielding than a typical bond strategy with less risk than high yield or emerging markets debt, with investments limited to no greater than 65% of net assets in non-investment grade issues and no greater than 35% in emerging markets debt. The Fund can be utilized as a complement to an established core bond strategy.

Implemented via our cross-sector strategy, the Fund’s overweights to high yield corporate bonds, emerging markets debt and investment grade corporate bonds contributed positively to relative returns, as risk asset spreads ground tighter following the widening of spreads in these sectors in March 2020. (Spread tightening is a decreased differential in yields between U.S. Treasury securities and non-Treasury securities that are identical in all respects except for quality rating; opposite of spread widening.) These positive contributors were only partially offset by the detracting effect of the Fund’s overweight to an investment grade credit default swap index versus cash bond positions, as synthetics underperformed cash bonds during the Reporting Period. (Synthetics is the term given to financial instruments that are engineered to simulate other instruments while altering key characteristics. Often synthetics will offer investors tailored cash flow patterns, maturities, risk profiles and so on. A cash bond is an arrangement wherein a party gives to another an amount of money to secure the fulfillment of an obligation. In cases where the party fails to comply with the obligation, the money is forfeited in favor of the latter.) Additionally, the Fund’s long U.S. rates position, which was paired with a long credit position, detracted, as rates sold off during the first quarter of 2021.

Among our security selection strategies, our selection of investment grade and high yield industrial corporate bonds contributed positively to the Fund’s relative performance,

20

PORTFOLIO RESULTS

only partially offset by selection among financial corporate bonds, which detracted. Our lower quality bias and tactical credit curve positioning further added to relative returns within the corporate credit sector. Our selections of high yield corporate bonds within the communications, industrial manufacturing and commercial services/products sub-sectors detracted, though most of this negative performance can be attributed to the beginning of the Reporting Period as driven by the COVID-19 pandemic sell-off that occurred then. Our selections of external emerging markets debt, especially debt from Angola, Nigeria and Ghana, contributed positively to the Fund’s relative performance. Within the securitized sector, our selections of mortgage-backed securities added value.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s duration will typically range from three to six years. Tactical management of the Fund’s duration and yield curve positioning contributed positively to its results during the Reporting Period, primarily driven by tactical U.S. yield curve positioning. The 10-year U.S. Treasury ended the Reporting Period with a yield of 1.74% as compared to 0.70% at the end of March 2020, and a rise in government bond yields that had previously been concentrated in the U.S. amid increased prospects for additional fiscal stimulus flowed through to other developed markets as the aggressive economic growth recovery moved into focus amid COVID-19 vaccine rollouts.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily forward foreign exchange contracts. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, Treasury and other futures contracts were used as warranted to facilitate specific duration and yield curve strategies; credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates.

Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement. During the Reporting Period, positions in currency forwards and futures detracted from relative results, positions in credit default swaps contributed positively to relative results, and positions in interest rate swaps had a rather neutral effect on relative results.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund’s flexible management style and multi-sector approach allow it to rotate out of sectors when spreads offer what we believe to be poor compensation for risk and vice versa. During the Reporting Period, we utilized that flexibility to increase our emphasis on the leveraged loan market, where we believed certain securities offered attractive yields versus opportunities in the traditional unsecured bond market.

The Fund’s exposures tilted as the Reporting Period progressed toward credits we believe may be able to absorb higher U.S. Treasury yields in the near term. By opportunistically reducing the Fund’s duration exposure to emerging markets debt, which we believe is the sector most sensitive to higher interest rates, and tilting the Fund’s portfolio in favor of developed markets credit, we sought to capture income with lower volatility. During the Reporting Period, the Fund maintained its positioning in cyclical sectors in an effort to take advantage of the consensus expected recovery in economic activity.

From an industry perspective, we had high conviction during the Reporting Period in companies that benefited from changes in consumer behavior due to the COVID-19 pandemic. We saw particular value in the building materials industry due to the pick-up in repair and remodel among consumers and due to stronger earnings given increased revenues and controls. Within the consumer products, food and beverage, and restaurants industries, we preferred credit that benefited from stay-at-home pantry-stocking trends and those we believed may well continue to benefit from drive-thru/take-out demand. While we did not have high conviction in the transportation industry and the Fund’s lack of exposure to this industry helped during the sell-off due to COVID-19 sensitivity, we did make some Fund investments in this industry in credits with what we saw as broader business profiles and good balance sheets, including fallen angels.

21

PORTFOLIO RESULTS

(Fallen angels are bonds initially given an investment-grade rating but subsequently moved to high yield status. The downgrade is usually caused by a deterioration in the financial condition of the issuer.) At the end of the Reporting Period, we believed the transportation industry was in the early stages of a multi-year growth cycle, should end-markets recover with the broader macroeconomic recovery. Lastly, through much of the Reporting Period, the Fund was underweight industries that face commodity pressures or declining secular trends, such as retail and apparel.

At the end of the Reporting Period, we believed a recovery in economic activity post-COVID-19 is likely to occur. However, the timing and shape of that recovery remained uncertain. We intend to seek to mitigate the risk of trying to “time” the recovery, including the risk of COVID-19 variants further delaying the recovery, in our underwriting process by analyzing businesses that may buy or have already bought sufficient time to see the recovery play out.

While economic growth prospects support our view ahead for positive returns in credit sectors, we recognized that valuations were stretched at the end of the Reporting Period, and we believed the economy was at a point in its cycle wherein specific risk could be easily mispriced to the downside. Our investment process seeks to avoid the risk of permanent impairment should conditions shift and to identify opportunities where we believe the Fund is adequately compensated for risk. In the low interest rate environment that dominated at the end of the Reporting Period, we believed value could be added by accessing a broad range of fixed income sectors in a flexible approach, and as such, the Fund may potentially provide an attractive solution both for a low yield scenario and an uncertain macro environment.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2021?

A	The Fund has the ability to invest across a variety of fixed income sectors, including government securities, mortgage-backed securities, securitized issues, investment grade corporate bonds, high yield corporate bonds and emerging markets debt. At the end of March 2021, the Fund had its most overweighted allocations relative to the Bloomberg Barclays Index on a market-value weighted basis in high yield corporate bonds, emerging markets debt and, to a lesser degree, in investment grade corporate bonds. The Fund had its most underweighted exposure relative to the Bloomberg Barclays Index in pass-through mortgage-backed securities and quasi-government securities. The Fund had no exposure at the end of the Reporting Period to government securities, commercial mortgage-backed securities or covered bonds. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) The Fund had a rather neutral exposure relative to the Bloomberg Barclays Index in asset-backed securities at the end of the Reporting Period. The Fund also maintained a position in cash* at the end of the Reporting Period. The Fund had a shorter overall duration compared to that of the Bloomberg Barclays Index at the end of the Reporting Period, including a shorter U.S. duration position.

*	Cash may include local currency, foreign currency, short-term investment funds, bank acceptances, commercial paper, margin, repurchase agreements, time deposits, variable-rate demand notes, and/or money market mutual funds. The Cash category may show a negative market value percentage as a result of a) the timing of trade date versus settlement date transactions and/or b) the portfolio’s derivative investments, which are collateralized by the portfolio’s available cash and securities. Such securities are AAA rated by an independent rating agency, have durations between -2 and 1 years, and are limited to the following sectors: governments, agencies, supranationals, corporates, and agency-backed adjustable-rate mortgages.

22

FUND BASICS

Goldman Sachs Income Fund

as of March 31, 2021

FUND COMPOSITION[1]

Percentage of Net Assets

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[2]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

23

GOLDMAN SACHS INCOME FUND

Performance Summary

March 31, 2021

The following graph shows the value, as of March 31, 2021, of a $1,000,000 investment made on December 3, 2019 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Income Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from December 3, 2019 through March 31, 2021.

Average Annual Total Return through March 31, 2021*	One Year	Since Inception
Class A (Commenced December 03, 2019)
Excluding sales charges	19.94%	5.82%
Including sales charges	15.40%	2.80%

Class C (Commenced December 03, 2019)
Excluding contingent deferred sales charges	19.06%	5.03%
Including contingent deferred sales charges	18.02%	5.03%

Institutional (Commenced December 03, 2019)	20.34%	6.17%

Investor (Commenced December 03, 2019)	20.24%	6.08%

Class R6 (Commenced December 03, 2019)	20.35%	6.18%

Class R (Commenced December 03, 2019)	19.65%	5.56%

Class P (Commenced December 03, 2019)	20.35%	6.18%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

24

PORTFOLIO RESULTS

Goldman Sachs Long Short Credit Strategies Fund

Investment Objective

The Fund seeks an absolute return comprised of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Opportunistic Corporate Credit Portfolio Management Team discusses the Goldman Sachs Long Short Credit Strategies Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 16.07%, 15.08%, 16.47%, 16.36%, 16.33%, 15.65% and 16.35%, respectively. These returns compare to the 0.63% average annual total return of the Fund’s benchmark, the ICE BofAML U.S. Dollar 3-Month LIBOR Constant Maturity Index (the “Index”), during the same time period.

Because the composition of the Index (e.g. short-term cash securities) is not comparable to the range of instruments in which the Fund may transact (e.g., various credit-related instruments), references to the Index are for informational purposes only and not an indication of how the Fund is managed.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	As a part of our investment philosophy, we apply a value-oriented approach to credit market investing, with a focus on capital preservation via high conviction ideas. Consistent with the cornerstone of our fundamentally-based investment process focused on bottom-up security selection, the Fund’s performance during the Reporting Period was attributable to individual security selection.

We maintained our focus on corporate fundamentals and earnings during the Reporting Period. The Fund’s long positioning in the energy, communications and consumer cyclicals sectors contributed most positively to performance. The largest individual contributors during the Reporting Period included long positions in CrownRock, L.P., WPX Energy and Nabors Industries — all energy-related names.

There were no significant detractors from a sector perspective during the Reporting Period. The largest individual detractors during the Reporting Period were the Fund’s positions in Hertz, Ingevity and Spectrum Brands. The Fund’s short position in a high yield credit default swap index, a position taken in an effort to mitigate risk and serve as a portfolio market hedge, also detracted from performance during the Reporting Period.

Importantly, since the Fund’s portfolio is constructed through bottom-up, fundamental research and not relative to a benchmark, there is no requirement to hold issues from any single company or sector.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund does not use duration and yield curve positioning as active management strategies within its investment process. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths.) That said, the Fund does implement interest rate swaps to hedge the interest rate risk of certain bonds, thereby limiting the Fund’s exposure to changes in interest rates. The Fund’s interest rate swap positions contributed positively to its performance during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used credit default swaps via a short position in a credit default swap high yield index to tactically hedge market risk, which detracted from performance. The Fund used interest rate swaps to hedge the interest rate risk of certain bonds, thereby limiting the Fund’s exposure to changes in interest rates. Interest rate swaps contributed positively to Fund performance during the Reporting Period.

25

PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we continued to pursue investment opportunities based on fundamental, bottom-up research, which, in our view, offered compelling risk-adjusted return potential.

Our focus on high quality and our significant weighting to the secured portion of the corporate credit capital structure remained consistent. While sector weightings remained broadly the same during the Reporting Period, the underlying portfolio composition of those weightings changed within certain sectors. For example, by the end of the Reporting Period, the Fund’s energy exposure shifted to include several investment grade holdings, formerly fallen angels that had migrated to high yield in 2020. (Fallen angels are bonds initially given an investment-grade rating but subsequently moved to high yield status. The downgrade is usually caused by a deterioration in the financial condition of the issuer.) In turn, the overall composition of the Fund’s energy sector exposure improved during the Reporting Period. Additionally, the Fund held several energy positions in issuers that were recently acquired and traded well during the Reporting Period given consensus expectations for their migration to investment grade status. Lastly, we held select positions in stressed or post-reorganization energy companies where we believed there may be upside opportunity after balance sheet restructuring. We continued to be opportunistic in our approach to leveraged credit, maintaining a significant exposure to leveraged loans during the Reporting Period.

Other shifts we made during the Reporting Period included a focus on greater diversification. Given the expansive lists our research team covers within the high yield and bank loan segments of the corporate credit sector and the vast amount of high yield and bank loan issuance in 2020, we diversified the Fund’s exposure within these corporate credit sectors while adding what we viewed as attractive credit holdings. We also leveraged COVID-19 exposure analyses to add exposure during the depth of the pandemic crisis. More specifically, we had positioned the Fund rather defensively in terms of exposure to the economic impact of the COVID-19 pandemic heading into the crisis. As conditions improved amid the COVID-19 vaccination rollout and the re-opening of the economy, we examined each sector and each issuer’s sensitivity to COVID-19 disruption and scored these views. This allowed us to pivot Fund positioning to seek to take advantage of select sector dislocations. Further, we sought to capitalize on technical, or supply/demand, market disruptions. In other words, during the Reporting Period, technical dynamics created certain inefficiencies in the corporate credit markets, and we made what we considered to be timely investments ranging across investment grade, bank loans, fallen angels and other segments of the corporate credit sector as we sought to take advantage of these inefficiencies.

We maintained the Fund’s short position in a credit default swap high yield index, as a reflection of our cautious view. We believe we will continue to see market volatility as 2021 progresses. One of the key tenets of our investment philosophy is capital preservation, which leads us to take a more defensive, cautious position given certain market conditions. We also believe our hedged approach may provide for active downside management for investors seeking to mitigate market risk and volatility.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective February 9, 2021, Aakash Thombre, Vice President, joined Michael McGuiness and Ashish Shah as a portfolio manager of the Fund. Aakash Thombre is a portfolio manager specializing in multi-sector credit, high yield, bank loan, and emerging market corporate debt. He joined Goldman Sachs Asset Management in 2007. Michael McGuiness is Head of Opportunistic Corporate Credit and a portfolio manager with more than 25 years of investment experience. Ashish Shah is Managing Director and co-Chief Investment Officer of Global Fixed Income. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and helps to ensure continuity in the Fund.

Q	How was the Fund positioned at the end of March 2021?

A

Given the notable move higher in government bond yields during the Reporting Period, we believed at the end of the Reporting Period that the risk of rate volatility spilling over into risk assets had increased and could drive spread widening in the coming months. (Spread widening is an increased differential in yields between U.S. Treasury securities and non-Treasury securities that are identical in all respects except for quality rating; opposite of spread tightening.) Key signals for spread direction, in our view, are likely to include: 1) rate volatility increasing/decreasing; 2) primary market activity/access; and 3) equity market

26

PORTFOLIO RESULTS

volatility. While we believed near-term risks of high yield corporate credit spread widening had increased, the backdrop, in our opinion, remained positive with improving economic conditions, benefits of broader COVID-19 vaccinations and robust financial system liquidity. As such, we anticipate any move wider in spreads to likely be modest and/or short-lived. We further believed a global search for yield, central bank buying and a COVID-19 vaccine-induced economic recovery may well combine to support credit markets as 2021 progresses. Still, much of the aforementioned positive backdrop had already been discounted into security prices given the large risk-on, or reduced risk aversion, move that occurred during the last several months of the Reporting Period. This tempered our risk tolerance and resulted in us maintaining the Fund’s bias toward higher quality issues (approximately half of the Fund’s holdings rated BB or higher as of March 31, 2021), strong tilt to bank loans and secured instruments and an opportunistic cash balance.

Reflecting these views, as of March 31, 2021, approximately 54% of the Fund’s total net assets was invested in unsecured debt obligations, 13% in secured debt obligations, 24% in bank loans, 4% in investment grade corporate bonds, less than 1% in preferred and other equity securities and the remainder in cash and cash equivalents. The Fund’s notional derivative exposure, calculated as a percentage of total net assets, was -19% in a credit default swap high yield index. The Fund had a total of 380 holdings at March 31, 2021, with the Fund’s top long corporate issuers, as measured by a percentage of total net assets invested, being Charter Communications, Altice USA and Match Group.

27

FUND BASICS

Goldman Sachs Long Short Credit Strategies Fund

as of March 31, 2021

FUND COMPOSITION[1]

Percentage of Net Assets

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

28

FUND BASICS

TOP TEN INDUSTRY ALLOCATIONS[2]

As of March 31, 2021	Percentage of Net Assets
Media	8.4%
Automotive	4.9
Internet	4.6
Technology - Software	4.1
Investment Companies	4.0
U.S. Treasury Obligation	3.9
Retailing	3.8
Packaging	3.7
Commercial Services	3.6
Pipelines	3.5

[2]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The above table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

29

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Performance Summary

March 31, 2021

The following graph shows the value, as of March 31, 2021, of a $1,000,000 investment made on April 1, 2011 in Institutional Shares at NAV. The performance data in the graph for the Fund’s Institutional Shares, which do not impose an initial sales charge, do not reflect an initial sales charge for the period shown. Prior to March 24, 2014 (the effective date of the reorganization of the Predecessor Fund into the Fund), the maximum initial sales charge applicable to sales of Common Shares of the Predecessor Fund was 2.50%, which is not reflected in the following graph. For comparative purposes, the performance of the Fund’s benchmark, the ICE Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Long Short Credit Strategies Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2011 through March 31, 2021.

Average Annual Total Return through March 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced April 30, 2014)
Excluding sales charges	16.07%	2.94%	N/A	1.65%
Including sales charges	11.70%	2.15%	N/A	1.09%

Class C (Commenced April 30, 2014)
Excluding contingent deferred sales charges	15.08%	2.15%	N/A	0.88%
Including contingent deferred sales charges	14.06%	2.15%	N/A	0.88%

Institutional**	16.47%	3.28%	3.38%	—

Investor (Commenced April 30, 2014)	16.36%	3.19%	N/A	1.90%

Class R6 (Commenced November 30, 2017)	16.33%	N/A	N/A	3.28%

Class R (Commenced April 30, 2014)	15.65%	2.66%	N/A	1.38%

Class P (Commenced April 20, 2018)	16.35%	N/A	N/A	3.62%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 3.75% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.
**	Effective at the close of business on March 21, 2014, the Predecessor Fund, a closed-end management investment company that was operated as an “interval fund,” was reorganized with and into the Fund, with shareholders of the Predecessor Fund receiving Institutional Shares of the Fund upon consummation of the reorganization. Because the Predecessor Fund was the accounting survivor, the Fund has assumed the Predecessor Fund’s historical performance. The performance information shown in this report is for the Predecessor Fund for the period prior to March 24, 2014, and reflects the Predecessor Fund’s investment strategies and policies. However, the Fund’s current investment strategies and policies, including the ability to implement short positions, are different from those of the Predecessor Fund. As a result, the Fund’s performance may differ substantially from what is shown for periods prior to March 24, 2014.

30

PORTFOLIO RESULTS

Goldman Sachs Strategic Income Fund

Investment Objective

The Fund seeks total return comprised of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Strategic Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 15.12%, 14.24%, 15.62%, 15.52%, 15.51%, 14.98% and 15.53%, respectively. These returns compare to the 0.63% average annual total return of the Fund’s benchmark, the ICE BofAML U.S. Dollar 3-Month LIBOR Constant Maturity Index (the “LIBOR Index”), during the same period.

We note that the Fund’s benchmark being the LIBOR Index is a means of emphasizing that the Fund has an unconstrained strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	From a broad perspective, the Fund’s strong performance during the Reporting Period was due primarily to the large rally in risk assets off the March 2020 lows that were a result of the COVID-19 pandemic outbreak. This rally caused risk asset prices to recover substantially, spreads to tighten and market liquidity to normalize. (Spread tightening is a decreased differential in yields between U.S. Treasury securities and non-Treasury securities that are identical in all respects except for quality rating; opposite of spread widening.) The Fund outperformed the LIBOR Index in 10 of the 12 months of the Reporting Period.

More specifically, within our top-down strategies, our cross-sector strategy contributed most positively to the Fund’s performance during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors. Our currency strategy also contributed positively to the Fund’s performance during the

Reporting Period. The Fund’s combined duration and yield curve positioning strategy also added value during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths.

Conversely, the Fund’s country strategy, wherein we trade based on our analysis of relative value rates across global interest rate markets, detracted from the Fund’s performance during the Reporting Period. In particular, the Fund’s long Australian rates versus other developed markets rates positions, including those of the U.S., Europe, Norway, the U.K. and Japan, were the largest detractors, experiencing underperformance most significantly in February 2021 amid the sell-off in rates that was faster and more severe in Australia than elsewhere. Positions taken in the New Zealand and Norway sovereign rates markets also detracted, while positions taken in the U.S., Europe and U.K. sovereign rates markets contributed positively. At the end of the Reporting Period, the Fund had long exposures to Australian, Canadian, Swedish and Swiss rates and short exposures to U.S., U.K, European, Japanese and Norwegian rates. The Fund’s cross macro strategy also detracted, with looser Australian/U.S./Swiss versus tighter European financial conditions trades hurting most.

Individual issue selection, which are strategies that reflect any active views we take on particular sectors, contributed positively during the Reporting Period across all sectors in which the Fund was invested.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Within the Fund’s cross-sector strategy, long exposure to spread, or non-government bond, sectors, including investment grade credit, high yield credit, securitized credit

31

PORTFOLIO RESULTS

and emerging markets debt positively contributed to relative returns during the Reporting Period. Spreads tightened, or rallied, which led to strong performance in these sectors, especially in high yield and investment grade credit.

Individual issue selection within the government/swaps sector contributed positively to the Fund’s results during the Reporting Period, especially implementation of our rate volatility selling strategy and establishment of Canadian forward curve steepener positions. Individual issue selection within the securitized sector also added value, with selection of mortgage-backed securities pools proving particularly effective. Individual issue selection within the emerging markets debt and corporate bond sectors boosted Fund results as well.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s tactical duration positioning was beneficial to results during the Reporting Period. While we tactically adjusted the Fund’s duration position as market conditions shifted throughout, we generally kept a long U.S. rates position in the Fund during the Reporting Period. At the end of the Reporting Period, the Fund also held long positions in Australia and Canada rates and held no significant short rates positions. The Fund’s yield curve positioning contributed positively to the Fund’s performance as well during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	We used derivatives and similar instruments for the efficient management of the Fund. These derivatives and similar instruments allowed us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

During the Reporting Period, we used interest rate and bond exchange traded futures contracts to implement duration and country strategies within the Fund, especially in the U.S. , Eurozone and Japanese markets. Currency transactions were carried out using primarily over-the-counter (“OTC”) spot and forward foreign exchange contracts as well as by purchasing OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, we used written options contracts and swaptions (or options on interest rate swap contracts) to express an outright term structure view and manage volatility (term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds); credit default swaps to manage exposure to fluctuations in credit spreads (or the differential in yields between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating); and interest rate swaps to manage exposure to fluctuations in interest rates. We used total return swaps to manage curve exposure across various strategies within the Fund. Our currency strategy used forward sales contracts to implement long and short views within the strategy. We additionally used equity swaps to manage fixed income spread sector exposures via exchange-traded funds; Treasury futures and Eurodollar (i.e., U.S. dollars held in offshore banks) futures to manage duration exposures and curve positioning; structured securities to gain exposure to local emerging market interest rates; yield curve options for hedging in the U.S.; and interest-only mortgage-backed securities to invest in mortgage pools.

The duration strategy, implemented through derivatives as described above, contributed positively to Fund performance during the Reporting Period. In the country strategy, the team primarily uses swaps/futures to express relative value trades in the interest rates of two separate countries. The country strategy overall detracted from the Fund’s performance during the Reporting Period. The currency strategy, implemented primarily through the use of currency forwards, also detracted from the Fund’s performance during the Reporting Period. The use of a credit default swap index to gain exposure to emerging markets debt contributed positively.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund is a broadly diversified, multi-sector portfolio designed to provide total return opportunities from across the fixed income spectrum, including government, securitized, corporate credit and emerging market fixed income sectors.

Toward the end of 2020 and into 2021, we trimmed the Fund’s long mortgage-backed securities position and moved closer to a neutral position. This was motivated by the rally in spreads, as we felt there was limited further spread compression opportunity. Plus, with the eventual end of quantitative easing, spreads would likely widen in the future for the sector, in our view, given the artificial demand the U.S. Federal Reserve’s quantitative easing program created.

32

PORTFOLIO RESULTS

We believed it was an attractive time to reduce the position given the market fundamentals.

Additionally, we sought to take advantage of the significant dislocation in credit-oriented spread sector assets, including emerging markets debt, investment grade corporate bonds and high yield corporate bonds, during the COVID-19 sell-off to tactically add risk, or exposure, to these sectors during the rally and subsequent spread tightening. When spreads reached near pre-sell-off levels late in 2020 and in early 2021, we saw less ongoing potential for further spread compression, and so we reduced the Fund’s exposure to these sectors while still maintaining long exposure. Broadly speaking, at the end of the Reporting Period we saw continued strong performance for risky assets in the near term with accelerated COVID-19 vaccine roll-out measures and ongoing U.S. fiscal stimulus likely to bolster economic growth in the months ahead.

We continued to seek attractive opportunities for carry and roll among various interest rate curves and to look for tactical trading opportunities. (Carry of an asset is the return obtained from holding it, if positive, or the cost of holding it, if negative. Carry and roll are related but fundamentally different. We define carry to be a certain number, and roll to be an uncertain number, subject to specific assumptions being met. Carry for a certain horizon is equal to the certain payment(s) encountered over that period, i.e. payments known at the current time. Roll for a certain horizon is equal to the value appreciated simply by letting time elapse, i.e. it is the “return” stemming from a future curve being equal to today’s curve. It is not an expectation.)

By the end of the Reporting Period, the Fund was long investment grade and high yield credit and long agency mortgage-backed securities but selectively positioned across emerging markets debt. Within the emerging markets debt sector, the Fund had long exposure to the external dollar sovereign debt of Venezuela, Mexico, Turkey and the Dominican Republic and short exposure to the local sovereign rates of South Korea at the end of the Reporting Period. Elsewhere, the Fund was overweight pro-cyclical currencies at the end of the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned at the end of March 2021?

A	At the end of March 2021, the Fund had the majority of its total net assets invested in high yield corporate bonds, followed by pass-through mortgage-backed securities, asset-backed securities, investment grade corporate bonds and emerging markets debt. The Fund also had more modest exposures at the end of the Reporting Period to non-agency residential mortgage-backed securities, commercial mortgage-backed securities, agency residential mortgage-backed securities, quasi-government securities and U.S. Treasuries. The Fund had a position in cash* at the end of the Reporting Period.

*	Cash may include local currency, foreign currency, short-term investment funds, bank acceptances, commercial paper, margin, repurchase agreements, time deposits, variable-rate demand notes and/or money market mutual funds. The Cash category may show a negative market value percentage as a result of a) the timing of trade date versus settlement date transactions and/or b) the portfolio’s derivative investments, which are collateralized by the portfolio’s available cash and securities. Such securities are AAA rated by an independent rating agency, have durations between -2 and 1 years, and are limited to the following sectors: governments, agencies, supranationals, corporates and agency-backed adjustable-rate mortgages.

33

FUND BASICS

Goldman Sachs Strategic Income Fund

as of March 31, 2021

FUND COMPOSITION[1]

Percentage of Net Assets

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[2]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

For more information about your Fund, please refer to www.GSAMFUNDS.com.There, you can learn more about your Fund’s investment strategies, holdings, and performance.

34

GOLDMAN SACHS STRATEGIC INCOME FUND

Performance Summary

March 31, 2021

The following graph shows the value, as of March 31, 2021, of a $1,000,000 investment made on April 1, 2011 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the ICE Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Strategic Income Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2011 through March 31, 2021.

Average Annual Total Return through March 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	15.12%	2.55%	2.34%	—
Including sales charges	10.81%	1.76%	1.95%	—

Class C
Excluding contingent deferred sales charges	14.24%	1.81%	1.59%	—
Including contingent deferred sales charges	13.21%	1.81%	1.59%	—

Institutional	15.62%	2.90%	2.70%	—

Investor	15.52%	2.81%	2.61%	—

Class R6 (Commenced July 31, 2015)	15.51%	2.89%	N/A	1.98%

Class R	14.98%	2.31%	2.10%	—

Class P (Commenced April 20, 2018)	15.53%	N/A	N/A	3.04%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

35

FUND BASICS

Index Definitions

The Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities. The Index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged), an unmanaged index, provides a broad based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The ICE BofAML U.S. Dollar 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. It is not possible to invest directly in an index.

36

GOLDMAN SACHS BOND FUND

Schedule of Investments

March 31, 2021

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – 47.2%
Aerospace & Defense – 0.8%
	General Dynamics Corp.(a)
	$65,000	3.250%		04/01/25	$70,396
	Northrop Grumman Corp.
	750,000	2.930	(a)	01/15/25	798,630
	225,000	4.750		06/01/43	271,719
	25,000	4.030	(a)	10/15/47	27,724
	Raytheon Technologies Corp.
	475,000	3.950	(a)	08/16/25	527,901
	10,000	5.700		04/15/40	13,268
	200,000	4.050	(a)	05/04/47	222,308
	100,000	4.625	(a)	11/16/48	120,989
	The Boeing Co.(a)
	50,000	3.250		02/01/35	48,358
	25,000	3.375		06/15/46	22,558
	25,000	3.850		11/01/48	24,163
	1,025,000	5.805		05/01/50	1,296,574
	TransDigm, Inc.(a)
	50,000	6.500		05/15/25	51,062
	166,000	6.250	(b)	03/15/26	175,545
	575,000	6.375		06/15/26	594,406

					4,265,601

Agriculture – 0.4%
	BAT Capital Corp.(a)
	840,000	3.222		08/15/24	895,180
	25,000	4.758		09/06/49	25,829
	100,000	5.282		04/02/50	110,805
	Reynolds American, Inc.
	700,000	4.850		09/15/23	769,580
	65,000	4.450	(a)	06/12/25	72,147

					1,873,541

Automotive – 0.9%
	Allison Transmission, Inc.(a)(b)
	696,000	3.750		01/30/31	673,380
	American Honda Finance Corp.
	50,000	1.200		07/08/25	49,834
	BMW US Capital LLC(a)(b)
	30,000	3.625		04/18/29	32,837
	BorgWarner, Inc.(b)
	60,000	5.000		10/01/25	69,253
	Ford Motor Co.(a)
	27,000	9.000		04/22/25	32,642
	Ford Motor Credit Co. LLC(a)
	330,000	2.979		08/03/22	334,974
	650,000	4.140		02/15/23	671,850
	General Motors Co.
	425,000	5.400		10/02/23	471,061
	225,000	4.000		04/01/25	245,126
	30,000	6.600	(a)	04/01/36	38,891
	35,000	5.150	(a)	04/01/38	40,248
	50,000	5.950	(a)	04/01/49	63,510
	General Motors Financial Co., Inc.(a)
	300,000	4.300		07/13/25	329,922
	125,000	5.650		01/17/29	148,972
	500,000	2.350		01/08/31	477,635

Corporate Obligations – (continued)
Automotive – (continued)
	Hyundai Capital America
	70,000	2.750		09/27/26	72,255
	IHO Verwaltungs GmbH(a)(b)(c) (PIK 7.125%, Cash 6.375%)
	823,000	6.375		05/15/29	896,041
	Lear Corp.(a)
	30,000	5.250		05/15/49	35,292

					4,683,723

Banks – 12.6%
	ABN AMRO Bank NV(a)(d) (-1x 5 Year EUR Swap + 4.674%)
EUR	400,000	4.375		12/31/99	499,781
	AIB Group PLC(b)
	$1,300,000	4.750		10/12/23	1,420,562
	Banco do Brasil SA(a)(d)
	(10 Year CMT + 4.398%)
	200,000	6.250		10/29/49	196,010
	(10 Year CMT + 6.362%)
	200,000	9.000		06/29/49	218,500
	Banco Santander SA
	800,000	2.746		05/28/25	836,856
	600,000	4.250		04/11/27	668,556
	400,000	2.749		12/03/30	380,284
	Bank of America Corp.
	425,000	4.200		08/26/24	468,516
	1,300,000	3.248	(a)	10/21/27	1,397,877
	925,000	4.183	(a)	11/25/27	1,028,961
	100,000	6.110		01/29/37	132,218
	5,000	5.875		02/07/42	6,792
	(3M USD LIBOR + 0.780%)
	65,000	3.550	(a)(d)	03/05/24	68,582
	(3M USD LIBOR + 0.970%)
	65,000	3.458	(a)(d)	03/15/25	69,798
	(3M USD LIBOR + 0.990%)
	75,000	2.496	(a)(d)	02/13/31	74,483
	(3M USD LIBOR + 1.190%)
	525,000	2.884	(a)(d)	10/22/30	539,742
	(3M USD LIBOR + 1.310%)
	750,000	4.271	(a)(d)	07/23/29	845,520
	(3M USD LIBOR + 1.575%)
	525,000	3.824	(a)(d)	01/20/28	577,684
	(3M USD LIBOR + 1.814%)
	30,000	4.244	(a)(d)	04/24/38	34,008
	(3M USD LIBOR + 1.990%)
	5,000	4.443	(a)(d)	01/20/48	5,841
	(SOFR + 1.530%)
	600,000	1.898	(a)(d)	07/23/31	564,438
	(SOFR + 2.150%)
	950,000	2.592	(a)(d)	04/29/31	946,998
	Barclays PLC(a)(d)
	(3M USD LIBOR + 1.400%)
	1,275,000	4.610		02/15/23	1,317,228
	(3M USD LIBOR + 2.452%)
	825,000	2.852		05/07/26	862,933
	BNP Paribas SA(b)
	1,750,000	3.500		03/01/23	1,845,497
	550,000	3.375		01/09/25	590,354

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
	BNP Paribas SA(b) – (continued)
	(5 Year USD Swap + 4.149%)
	$200,000	6.625	% (a)(d)	12/31/99	$218,098
	(SOFR + 1.004%)
	725,000	1.323	(a)(d)	01/13/27	709,710
	(SOFR + 2.074%)
	350,000	2.219	(a)(d)	06/09/26	358,838
	BPCE SA(b)
	1,025,000	4.000		09/12/23	1,105,852
	525,000	4.625		09/12/28	606,805
	(SOFR + 1.312%)
	475,000	2.277	(a)(d)	01/20/32	458,161
	CaixaBank SA(a)(d) (-1X 5 year EUR Swap + 6.346%)
EUR	400,000	5.875		12/31/99	528,301
	CIT Bank NA(a)(d) (SOFR + 1.715%)
	$600,000	2.969		09/27/25	630,378
	Citigroup, Inc.
	780,000	3.500		05/15/23	825,607
	1,050,000	3.400		05/01/26	1,140,604
	125,000	4.300		11/20/26	139,910
	1,125,000	4.450		09/29/27	1,265,287
	1,200,000	4.125		07/25/28	1,324,452
	15,000	8.125		07/15/39	24,618
	(3M USD LIBOR + 0.897%)
	65,000	3.352	(a)(d)	04/24/25	69,526
	(3M USD LIBOR + 1.023%)
	535,000	4.044	(a)(d)	06/01/24	573,552
	(SOFR + 1.422%)
	550,000	2.976	(a)(d)	11/05/30	568,849
	(SOFR + 2.842%)
	45,000	3.106	(a)(d)	04/08/26	48,060
	Citizens Financial Group, Inc.(a)
	65,000	2.850		07/27/26	68,927
	Commerzbank AG(a)(d) (-1x 5 Year EUR Swap + 6.363%)
EUR	400,000	6.125		03/31/99	501,329
	Credit Agricole SA(a)(b)(d)
	(5 Year USD Swap + 4.319%)
	250,000	6.875		12/31/99	277,730
	(SOFR + 1.676%)
	$375,000	1.907		06/16/26	380,378
	Credit Suisse AG
	300,000	2.950		04/09/25	317,556
	Credit Suisse Group AG
	307,000	4.550		04/17/26	343,680
	875,000	4.282	(a)(b)	01/09/28	962,657
	(3M USD LIBOR + 1.410%)
	525,000	3.869	(a)(b)(d)	01/12/29	561,262
	Deutsche Bank AG
	65,000	4.100		01/13/26	70,633
	(SOFR + 1.870%)
	450,000	2.129	(a)(d)	11/24/26	450,869
	(SOFR + 2.159%)
	300,000	2.222	(a)(d)	09/18/24	307,530
	Erste Group Bank AG(a)(d) (5 Year EUR Swap + 6.204%)
EUR	400,000	6.500		12/31/99	526,364
	Fifth Third Bancorp(a)
	$375,000	2.375		01/28/25	391,103

Corporate Obligations – (continued)
Banks – (continued)
	First Horizon Corp.(a)
	700,000	3.550		05/26/23	738,955
	700,000	4.000		05/26/25	768,796
	HSBC Holdings PLC
	200,000	4.950		03/31/30	233,230
	(3M USD LIBOR + 1.000%)
	450,000	1.189	(a)(d)	05/18/24	454,779
	(3M USD LIBOR + 1.055%)
	625,000	3.262	(a)(d)	03/13/23	640,681
	(3M USD LIBOR + 1.211%)
	600,000	3.803	(a)(d)	03/11/25	646,926
	(SOFR + 1.538%)
	1,050,000	1.645	(a)(d)	04/18/26	1,050,997
	Huntington Bancshares, Inc.(a)
	825,000	4.000		05/15/25	914,364
	ING Groep NV(a)(b)(d) (1 Year CMT + 1.100%)
	950,000	1.400		07/01/26	945,250
	Intesa Sanpaolo SpA(a)(d ) (5 Year EUR Swap + 7.192%)
EUR	350,000	7.750		12/29/49	502,282
	JPMorgan Chase & Co.
	$425,000	3.625	(a)	12/01/27	461,631
	30,000	6.400		05/15/38	42,383
	(3M USD LIBOR + 0.730%)
	240,000	3.559	(a)(d)	04/23/24	254,328
	(3M USD LIBOR + 0.890%)
	220,000	3.797	(a)(d)	07/23/24	235,622
	(3M USD LIBOR + 1.155%)
	65,000	3.220	(a)(d)	03/01/25	69,308
	(3M USD LIBOR + 1.245%)
	1,000,000	3.960	(a)(d)	01/29/27	1,105,550
	(3M USD LIBOR + 3.800%)
	1,710,000	4.005	(a)(d)	12/29/49	1,711,077
	(SOFR + 1.160%)
	550,000	2.301	(a)(d)	10/15/25	573,469
	(SOFR + 2.040%)
	25,000	2.522	(a)(d)	04/22/31	24,921
	(SOFR + 2.515%)
	275,000	2.956	(a)(d)	05/13/31	279,895
	(SOFR + 3.125%)
	800,000	4.600	(a)(d)	12/31/99	808,312
	(SOFR + 3.790%)
	75,000	4.493	(a)(d)	03/24/31	86,516
	Macquarie Bank Ltd.(a)(b)(d) (5 year CMT + 1.700%)
	625,000	3.052		03/03/36	598,331
	Macquarie Group Ltd.(a)(b)(d) (SOFR + 1.069%)
	450,000	1.340		01/12/27	441,468
	Mitsubishi UFJ Financial Group, Inc.
	60,000	3.741		03/07/29	65,467
	30,000	4.286		07/26/38	34,189
	Morgan Stanley, Inc.
	1,050,000	3.700		10/23/24	1,150,149
	50,000	4.000		07/23/25	55,495
	425,000	3.950		04/23/27	469,047
	(3M USD LIBOR + 0.847%)
	415,000	3.737	(a)(d)	04/24/24	441,033

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
Morgan Stanley, Inc. – (continued)
(3M USD LIBOR + 1.400%)
$1,550,000	1.618	% (a)(d)	10/24/23	$1,577,667
(3M USD LIBOR + 1.431%)
35,000	4.457	(a)(d)	04/22/39	41,069
(3M USD LIBOR + 1.628%)
200,000	4.431	(a)(d)	01/23/30	229,012
(SOFR + 1.034%)
750,000	1.794	(a)(d)	02/13/32	700,170
(SOFR + 1.143%)
1,275,000	2.699	(a)(d)	01/22/31	1,293,360
(SOFR + 1.152%)
800,000	2.720	(a)(d)	07/22/25	843,736
(SOFR + 3.120%)
400,000	3.622	(a)(d)	04/01/31	433,688
Natwest Group PLC
826,000	3.875		09/12/23	885,802
(3M USD LIBOR + 1.480%)
1,160,000	3.498	(a)(d)	05/15/23	1,195,380
(3M USD LIBOR + 1.550%)
850,000	4.519	(a)(d)	06/25/24	918,450
(3M USD LIBOR + 1.762%)
225,000	4.269	(a)(d)	03/22/25	245,518
(5 Year CMT + 2.100%)
200,000	3.754	(a)(d)	11/01/29	212,500
Santander UK PLC
499,000	2.875		06/18/24	531,395
Standard Chartered PLC(a)(b)(d) (3M USD LIBOR + 1.150%)
1,325,000	4.247		01/20/23	1,361,689
State Street Corp.(a)(d)
(3M USD LIBOR + 1.030%)
60,000	4.141		12/03/29	68,429
(SOFR + 2.650%)
25,000	3.152		03/30/31	26,526
The Bank of Nova Scotia
70,000	2.200		02/03/25	72,737
Truist Bank(a)
50,000	3.200		04/01/24	53,657
350,000	2.250		03/11/30	341,618
Turkiye Vakiflar Bankasi TAO
200,000	8.125		03/28/24	205,688
200,000	6.500	(b)	01/08/26	191,000
US Bancorp(a)
60,000	3.150		04/27/27	64,964
Wells Fargo & Co.
315,000	3.750	(a)	01/24/24	340,606
2,750,000	3.000		10/23/26	2,942,390
600,000	4.300		07/22/27	678,366
75,000	4.150	(a)	01/24/29	84,489
(3M USD LIBOR + 0.750%)
45,000	2.164	(a)(d)	02/11/26	46,418
(SOFR + 1.600%)
70,000	1.654	(a)(d)	06/02/24	71,549
Westpac Banking Corp.
65,000	2.350		02/19/25	67,992
(5 Year CMT + 2.000%)
300,000	4.110	(a)(d)	07/24/34	320,562

				63,205,523

Corporate Obligations – (continued)
Beverages – 1.4%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.(a)
355,000	4.700		02/01/36	416,298
1,625,000	4.900		02/01/46	1,931,264
Anheuser-Busch InBev Worldwide, Inc.(a)
55,000	5.450		01/23/39	68,694
925,000	4.600		04/15/48	1,060,503
Bacardi Ltd.(a)(b)
600,000	5.300		05/15/48	737,178
Constellation Brands, Inc.(a)
625,000	4.400		11/15/25	704,844
225,000	3.700		12/06/26	247,104
500,000	3.600		02/15/28	544,295
625,000	3.150		08/01/29	654,712
Keurig Dr Pepper, Inc.(a)
377,000	4.057		05/25/23	404,412
50,000	5.085		05/25/48	62,687
Molson Coors Beverage Co.
20,000	5.000		05/01/42	23,098
The Coca-Cola Co.
65,000	2.950		03/25/25	70,060

				6,925,149

Biotechnology(a)(b) – 0.1%
Royalty Pharma PLC
425,000	1.200		09/02/25	417,261

Building Materials(a) – 0.4%
Carrier Global Corp.
60,000	2.242		02/15/25	62,176
1,125,000	2.493		02/15/27	1,164,229
150,000	2.722		02/15/30	151,408
Cemex SAB de CV(b)
200,000	5.200		09/17/30	215,500
Masco Corp.
325,000	1.500		02/15/28	312,617

				1,905,930

Chemicals – 1.4%
DuPont de Nemours, Inc.(a)
425,000	4.205		11/15/23	461,367
55,000	5.319		11/15/38	69,026
Huntsman International LLC(a)
350,000	4.500		05/01/29	386,273
Nutrition & Biosciences, Inc.(a)(b)
650,000	1.832		10/15/27	636,031
1,150,000	2.300		11/01/30	1,114,844
275,000	3.268		11/15/40	270,473
Sasol Financing USA LLC(a)
310,000	5.875		03/27/24	327,430
Syngenta Finance NV(b)
1,485,000	3.933		04/23/21	1,486,723
The Sherwin-Williams Co.(a)
500,000	3.450		06/01/27	545,070
475,000	2.950		08/15/29	494,651
Tronox, Inc.(a)(b)
990,000	4.625		03/15/29	990,000

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Chemicals – (continued)
Valvoline, Inc.(a)(b)
$315,000	3.625%		06/15/31	$304,762

				7,086,650

Commercial Services(a) – 0.7%
CoStar Group, Inc.(b)
625,000	2.800		07/15/30	608,496
Global Payments, Inc.
375,000	2.650		02/15/25	393,960
225,000	3.200		08/15/29	236,929
Nielsen Finance LLC/Nielsen Finance Co.(b)
83,000	5.875		10/01/30	89,951
PayPal Holdings, Inc.
1,150,000	1.650		06/01/25	1,172,011
1,175,000	2.650		10/01/26	1,243,585

				3,744,932

Computers – 1.5%
Amdocs Ltd.(a)
350,000	2.538		06/15/30	343,269
Apple, Inc.
65,000	2.500		02/09/25	68,807
1,875,000	2.450	(a)	08/04/26	1,977,000
40,000	4.500	(a)	02/23/36	49,175
Dell International LLC/EMC Corp.(a)(b)
600,000	5.450		06/15/23	655,716
275,000	5.850		07/15/25	320,680
325,000	6.020		06/15/26	384,563
35,000	6.100		07/15/27	42,084
50,000	5.300		10/01/29	58,466
50,000	6.200		07/15/30	62,260
175,000	8.100		07/15/36	256,471
100,000	8.350		07/15/46	152,215
Hewlett Packard Enterprise Co.(a)
1,300,000	4.450		10/02/23	1,413,282
585,000	4.650		10/01/24	654,363
909,000	4.900		10/15/25	1,036,151
155,000	6.350		10/15/45	202,329
HP, Inc.
30,000	6.000		09/15/41	37,781
NetApp, Inc.(a)
35,000	2.375		06/22/27	35,706

				7,750,318

Cosmetics/Personal Care – 0.0%
The Procter & Gamble Co.
45,000	2.800		03/25/27	48,536

Diversified Financial Services – 2.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
1,150,000	4.625		07/01/22	1,199,795
450,000	3.300	(a)	01/23/23	466,223
400,000	4.875	(a)	01/16/24	435,100
295,000	6.500	(a)	07/15/25	344,061
Air Lease Corp.
550,000	2.250		01/15/23	564,646
425,000	3.375	(a)	07/01/25	449,115

Corporate Obligations – (continued)
Diversified Financial Services – (continued)
475,000	2.875	(a)	01/15/26	491,620
875,000	3.750	(a)	06/01/26	934,544
50,000	3.250	(a)	10/01/29	50,257
Ally Financial, Inc.(a)
275,000	1.450		10/02/23	279,081
55,000	5.800		05/01/25	63,813
American Express Co.(a)
165,000	2.500		07/30/24	174,390
Aviation Capital Group LLC(a)(b)
375,000	1.950		01/30/26	365,396
Avolon Holdings Funding Ltd.(a)(b)
425,000	3.950		07/01/24	444,206
675,000	2.875		02/15/25	675,580
175,000	4.250		04/15/26	183,075
Capital One Financial Corp.
325,000	3.500		06/15/23	345,677
320,000	3.300	(a)	10/30/24	345,046
GE Capital International Funding Co.
1,600,000	3.373		11/15/25	1,733,856
250,000	4.418		11/15/35	286,090
Huarong Finance 2019 Co. Ltd.
480,000	3.750		05/29/24	505,650
200,000	3.375	(a)	02/24/30	194,063
Huarong Finance II Co. Ltd.
200,000	5.500		01/16/25	219,374
JAB Holdings B.V.(a)(b)
250,000	2.200		11/23/30	234,905
Mastercard, Inc.(a)
250,000	3.300		03/26/27	274,900
Navient Corp.(a)
15,000	4.875		03/15/28	14,681
Raymond James Financial, Inc.(a)
75,000	4.650		04/01/30	87,560
Visa, Inc.(a)
100,000	2.050		04/15/30	99,692
15,000	4.150		12/14/35	17,762

				11,480,158

Electrical – 1.8%
Alliant Energy Finance LLC(a)(b)
375,000	3.750		06/15/23	398,610
100,000	4.250		06/15/28	112,393
Ameren Corp.(a)
125,000	3.500		01/15/31	132,920
Appalachian Power Co.(a)
30,000	3.700		05/01/50	30,509
Berkshire Hathaway Energy Co.(a)
225,000	3.250		04/15/28	243,338
400,000	3.700		07/15/30	443,256
20,000	4.450		01/15/49	23,505
Dominion Energy, Inc.
675,000	3.071	(e)	08/15/24	720,259
225,000	3.375	(a)	04/01/30	239,690
Duke Energy Corp.(a)
65,000	3.750		04/15/24	70,092

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Electrical – (continued)
Exelon Corp.(a)
$325,000	4.050%		04/15/30	$361,387
50,000	4.700		04/15/50	59,959
Exelon Generation Co. LLC(a)
35,000	3.250		06/01/25	37,387
NRG Energy, Inc.(a)(b)
675,000	3.750		06/15/24	723,235
319,000	3.375		02/15/29	311,025
Pacific Gas & Electric Co.(a)
250,000	2.100		08/01/27	244,728
425,000	2.500		02/01/31	400,826
125,000	3.300		08/01/40	112,706
275,000	3.500		08/01/50	239,330
Sempra Energy(a)
35,000	3.550		06/15/24	37,687
Southern California Edison Co.(a)
725,000	3.700		08/01/25	792,381
450,000	4.200		03/01/29	501,403
Southern Power Co.(a)
60,000	4.950		12/15/46	67,663
Southwestern Electric Power Co.(a)
35,000	2.750		10/01/26	36,836
The Southern Co.(a)
1,050,000	3.250		07/01/26	1,124,235
Virginia Electric and Power Co.(a)
500,000	2.450		12/15/50	429,665
Vistra Operations Co. LLC(a)(b)
1,210,000	3.550		07/15/24	1,267,475

				9,162,500

Electronics(a) – 0.1%
Honeywell International, Inc.
35,000	1.350		06/01/25	35,508
Sensata Technologies, Inc.(b)
276,000	3.750		02/15/31	272,205

				307,713

Engineering & Construction(a) – 0.2%
Mexico City Airport Trust
400,000	4.250		10/31/26	422,125
250,000	3.875	(b)	04/30/28	253,359
310,000	5.500	(b)	07/31/47	305,443

				980,927

Environmental(a) – 0.2%
GFL Environmental, Inc.(b)
150,000	3.750		08/01/25	152,250
Republic Services, Inc.
675,000	1.750		02/15/32	627,608
Waste Management, Inc.
250,000	1.150		03/15/28	236,840

				1,016,698

Food & Drug Retailing(a) – 0.4%
BRF SA
210,000	4.875		01/24/30	213,995

Corporate Obligations – (continued)
Food & Drug Retailing(a) – (continued)
Kraft Heinz Foods Co.
1,122,000	4.250		03/01/31	1,231,639
Sysco Corp.
75,000	6.600		04/01/40	105,038
275,000	6.600		04/01/50	398,208
The JM Smucker Co.
225,000	2.375		03/15/30	221,884

				2,170,764

Gas(a) – 0.1%
NiSource, Inc.
100,000	3.600		05/01/30	108,408
The East Ohio Gas Co.(b)
150,000	1.300		06/15/25	149,583
125,000	2.000		06/15/30	120,410

				378,401

Healthcare Providers & Services(a) – 1.0%
Abbott Laboratories
50,000	4.750		11/30/36	62,046
CommonSpirit Health
635,000	3.910		10/01/50	646,877
DENTSPLY SIRONA, Inc.
350,000	3.250		06/01/30	365,621
DH Europe Finance II S.a.r.l.
700,000	2.200		11/15/24	729,953
275,000	2.600		11/15/29	281,006
HCA, Inc.
40,000	5.500		06/15/47	49,781
Laboratory Corp. of America Holdings
65,000	3.600		02/01/25	70,310
STERIS Irish FinCo UnLtd Co.
525,000	2.700		03/15/31	520,716
Stryker Corp.
850,000	1.950		06/15/30	821,525
Tenet Healthcare Corp.(b)
150,000	7.500		04/01/25	161,250
Thermo Fisher Scientific, Inc.
250,000	4.497		03/25/30	291,760
Zimmer Biomet Holdings, Inc.
65,000	3.550		04/01/25	70,450
800,000	3.550		03/20/30	856,336

				4,927,631

Household Products(a) – 0.0%
Kimberly-Clark Corp.
100,000	3.100		03/26/30	107,756
10,000	2.875		02/07/50	9,830

				117,586

Insurance – 1.1%
American International Group, Inc.
150,000	4.875		06/01/22	157,494
100,000	4.125		02/15/24	109,499
1,090,000	3.900	(a)	04/01/26	1,203,196
375,000	4.200	(a)	04/01/28	421,590
250,000	3.400	(a)	06/30/30	265,980

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Insurance – (continued)
Arch Capital Finance LLC(a)
$1,000,000	4.011%		12/15/26	$1,128,720
Great-West Lifeco Finance 2018 LP(a)(b)
325,000	4.047		05/17/28	365,638
Marsh & McLennan Cos., Inc.(a)
575,000	4.375		03/15/29	659,835
Reinsurance Group of America, Inc.(a)
65,000	3.900		05/15/29	71,234
Teachers Insurance & Annuity Association of America(b)
295,000	4.900		09/15/44	360,729
Willis North America, Inc.(a)
205,000	2.950		09/15/29	212,772
XLIT Ltd.
775,000	4.450		03/31/25	864,032

				5,820,719

Internet(a) – 0.5%
Amazon.com, Inc.
20,000	3.800		12/05/24	22,150
410,000	3.875		08/22/37	467,851
Booking Holdings, Inc.
205,000	4.100		04/13/25	228,780
Expedia Group, Inc.
300,000	3.600	(b)	12/15/23	318,555
125,000	4.625	(b)	08/01/27	138,952
25,000	3.800		02/15/28	26,411
300,000	2.950	(b)	03/15/31	295,680
Prosus NV(b)
200,000	4.027		08/03/50	182,000
200,000	3.832		02/08/51	176,510
TD Ameritrade Holding Corp.
55,000	3.300		04/01/27	59,768
Uber Technologies, Inc.(b)
650,000	7.500		05/15/25	698,750

				2,615,407

Iron/Steel – 0.2%
ArcelorMittal SA
325,000	4.250		07/16/29	348,536
Steel Dynamics, Inc.(a)
150,000	2.400		06/15/25	156,476
275,000	1.650		10/15/27	269,613
Vale Overseas Ltd.
134,000	6.250		08/10/26	158,890

				933,515

Lodging(a) – 0.4%
Hilton Domestic Operating Co., Inc.
969,000	4.875		01/15/30	1,028,351
3,000	4.000	(b)	05/01/31	2,993
MGM Resorts International
310,000	6.750		05/01/25	332,475
438,000	4.750		10/15/28	450,045

				1,813,864

Corporate Obligations – (continued)
Machinery-Diversified(a) – 0.3%
Otis Worldwide Corp.
175,000	2.293		04/05/27	179,657
1,275,000	2.565		02/15/30	1,283,657

				1,463,314

Media – 2.3%
Charter Communications Operating LLC/Charter Communications Operating Capital(a)
1,012,000	4.500		02/01/24	1,107,290
1,900,000	4.908		07/23/25	2,156,253
30,000	6.384		10/23/35	38,873
25,000	6.484		10/23/45	32,770
Comcast Corp.
550,000	3.700	(a)	04/15/24	600,132
225,000	3.100	(a)	04/01/25	242,755
550,000	3.950	(a)	10/15/25	614,471
256,000	3.300	(a)	02/01/27	279,181
550,000	3.300	(a)	04/01/27	600,275
350,000	3.150	(a)	02/15/28	377,867
375,000	4.150	(a)	10/15/28	428,846
25,000	6.500		11/15/35	35,360
75,000	3.750	(a)	04/01/40	82,354
75,000	4.700	(a)	10/15/48	92,671
Cox Communications, Inc.(a)(b)
50,000	3.350		09/15/26	53,897
30,000	3.500		08/15/27	32,550
CSC Holdings LLC(a)(b)
243,000	3.375		02/15/31	228,420
Discovery Communications LLC(a)
15,000	4.900		03/11/26	17,092
50,000	5.200		09/20/47	58,749
Fox Corp.(a)
300,000	4.030		01/25/24	325,821
NBCUniversal Media LLC
458,000	4.450		01/15/43	542,098
Scripps Escrow II, Inc.(a)(b)
490,000	3.875		01/15/29	481,425
TEGNA, Inc.(a)
950,000	4.625		03/15/28	965,437
The Walt Disney Co.
1,125,000	4.000		10/01/23	1,218,904
35,000	3.350		03/24/25	37,947
45,000	6.650		11/15/37	65,836
Time Warner Cable LLC(a)
30,000	5.875		11/15/40	37,271
ViacomCBS, Inc.
10,000	6.875		04/30/36	13,805
Virgin Media Finance PLC(a)(b)
950,000	5.000		07/15/30	942,875

				11,711,225

Mining – 0.5%
Freeport-McMoRan, Inc.(a)
950,000	4.625		08/01/30	1,029,562
Glencore Finance Canada Ltd.(b)
650,000	4.250		10/25/22	684,470

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Mining – (continued)
Glencore Funding LLC(a)(b)
$300,000	4.125%		03/12/24	$324,780
Newcrest Finance Pty Ltd.(a)(b)
150,000	3.250		05/13/30	157,305
Teck Resources Ltd.(a)
250,000	3.900		07/15/30	261,113

				2,457,230

Miscellaneous Manufacturing – 0.1%
General Electric Co.
75,000	2.700		10/09/22	77,594
125,000	3.450	(a)	05/01/27	135,751
175,000	3.625	(a)	05/01/30	188,391
30,000	5.875		01/14/38	38,817
55,000	6.875		01/10/39	77,302

				517,855

Office(a)(b) – 0.2%
Xerox Holdings Corp.
970,000	5.000		08/15/25	1,003,950

Oil Field Services – 1.3%
BP Capital Markets America, Inc.(a)
35,000	3.194		04/06/25	37,679
60,000	3.543		04/06/27	65,729
225,000	4.234		11/06/28	255,240
Cimarex Energy Co.(a)
30,000	4.375		03/15/29	33,248
Devon Energy Corp.(a)
227,000	5.850		12/15/25	264,739
195,000	5.600		07/15/41	225,441
Exxon Mobil Corp.(a)
35,000	3.176		03/15/24	37,511
45,000	4.227		03/19/40	50,623
Gazprom PJSC Via Gaz Capital SA
230,000	5.150	(b)	02/11/26	251,922
240,000	7.288		08/16/37	313,875
Gazprom PJSC Via Gaz Finance PLC(b)
280,000	3.250		02/25/30	267,925
Halliburton Co.(a)
2,000	3.800		11/15/25	2,201
Lukoil Securities B.V.(b)
210,000	3.875		05/06/30	216,640
Marathon Oil Corp.
40,000	6.600		10/01/37	49,557
Marathon Petroleum Corp.(a)
625,000	4.500		05/01/23	670,488
Petroleos de Venezuela SA
4,280,000	6.000		10/28/22	149,800
1,110,000	5.375		04/12/27	48,563
Phillips 66
375,000	3.700		04/06/23	397,571
100,000	3.850	(a)	04/09/25	109,522
200,000	1.300	(a)	02/15/26	197,990
60,000	4.650	(a)	11/15/34	68,710
Schlumberger Holdings Corp.(a)(b)
30,000	4.300		05/01/29	33,319

Corporate Obligations – (continued)
Oil Field Services – (continued)
Suncor Energy, Inc.
225,000	2.800		05/15/23	235,094
450,000	3.100	(a)	05/15/25	480,542
Sunoco LP/Sunoco Finance Corp.(a)(b)
630,000	4.500		05/15/29	626,850
Total Capital International SA(a)
45,000	3.127		05/29/50	42,572
Valero Energy Corp.
650,000	2.700		04/15/23	674,901
350,000	2.850	(a)	04/15/25	365,736
30,000	6.625		06/15/37	38,988
WPX Energy, Inc.(a)
221,000	5.875		06/15/28	243,653

				6,456,629

Packaging(a)(b) – 0.1%
Berry Global, Inc.
375,000	1.570		01/15/26	369,169

Pharmaceuticals – 2.1%
AbbVie, Inc.(a)
30,000	4.550		03/15/35	34,953
650,000	4.050		11/21/39	724,594
25,000	4.875		11/14/48	30,566
750,000	4.250		11/21/49	848,970
AstraZeneca PLC
45,000	6.450		09/15/37	64,153
Bausch Health Americas, Inc.(a)(b)
200,000	9.250		04/01/26	221,500
Bayer US Finance II LLC(a)(b)
950,000	3.875		12/15/23	1,024,081
Becton Dickinson & Co.(a)
580,000	3.700		06/06/27	639,276
372,000	4.685		12/15/44	443,059
200,000	4.669		06/06/47	239,012
Bristol-Myers Squibb Co.(a)
634,000	3.875		08/15/25	704,716
300,000	3.900		02/20/28	336,804
60,000	3.400		07/26/29	65,542
Cigna Corp.(a)
525,000	2.400		03/15/30	520,049
475,000	3.400		03/15/50	470,150
CVS Health Corp.(a)
950,000	3.375		08/12/24	1,022,361
195,000	2.625		08/15/24	205,739
450,000	3.875		07/20/25	497,349
150,000	5.125		07/20/45	184,367
McKesson Corp.(a)
65,000	3.796		03/15/24	70,543
Mylan, Inc.(a)
60,000	5.400		11/29/43	70,794
Pfizer, Inc.
750,000	3.450	(a)	03/15/29	823,140
200,000	2.625	(a)	04/01/30	207,426
25,000	4.400		05/15/44	30,073
Prestige Brands, Inc.(a)(b)
635,000	3.750		04/01/31	604,837

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Pharmaceuticals – (continued)
Takeda Pharmaceutical Co. Ltd.(a)
$680,000	2.050%		03/31/30	$654,242
Wyeth LLC
45,000	5.950		04/01/37	62,633

				10,800,929

Pipelines – 1.7%
Energy Transfer Operating LP(a)
875,000	4.200		09/15/23	937,414
65,000	4.050		03/15/25	70,166
725,000	5.500		06/01/27	836,309
550,000	5.250		04/15/29	626,945
Galaxy Pipeline Assets Bidco Ltd.(b)
200,000	2.625		03/31/36	191,000
Kinder Morgan Energy Partners LP(a)
1,025,000	3.500		09/01/23	1,087,791
Kinder Morgan, Inc.
500	7.750		01/15/32	702
40,000	3.250	(a)	08/01/50	35,466
MPLX LP(a)
50,000	4.250		12/01/27	56,048
225,000	4.800		02/15/29	257,544
200,000	4.500		04/15/38	218,470
Phillips 66 Partners LP(a)
30,000	3.750		03/01/28	32,146
Plains All American Pipeline LP/PAA Finance Corp.(a)
600,000	3.650		06/01/22	614,358
425,000	3.850		10/15/23	450,088
Sabine Pass Liquefaction LLC(a)
800,000	6.250		03/15/22	830,688
300,000	5.625		04/15/23	325,434
Sunoco Logistics Partners Operations LP(a)
200,000	4.250		04/01/24	216,110
35,000	4.000		10/01/27	37,618
75,000	5.400		10/01/47	80,245
The Williams Cos., Inc.
915,000	3.600	(a)	03/15/22	936,859
35,000	4.300	(a)	03/04/24	38,195
450,000	3.900	(a)	01/15/25	487,723
30,000	6.300		04/15/40	38,686
Western Midstream Operating LP(a)
6,000	5.450		04/01/44	6,150

				8,412,155

Real Estate Investment Trust – 2.8%
Agree LP(a)
175,000	2.900		10/01/30	176,645
Alexandria Real Estate Equities, Inc.(a)
325,000	3.800		04/15/26	359,102
350,000	3.375		08/15/31	369,089
American Campus Communities Operating Partnership LP(a)
800,000	3.750		04/15/23	845,600
American Tower Corp.(a)
925,000	3.375		05/15/24	991,757
500,000	2.100		06/15/30	477,740
Camden Property Trust(a)
65,000	3.150		07/01/29	68,631

Corporate Obligations – (continued)
Real Estate Investment Trust – (continued)
Crown Castle International Corp.(a)
1,275,000	3.150		07/15/23	1,346,629
65,000	3.100		11/15/29	67,040
75,000	3.300		07/01/30	78,383
Duke Realty LP(a)
300,000	1.750		07/01/30	280,095
Healthcare Realty Trust, Inc.(a)
175,000	2.050		03/15/31	164,456
Healthpeak Properties, Inc.(a)
65,000	3.500		07/15/29	69,779
Host Hotels & Resorts LP(a)
55,000	3.375		12/15/29	54,611
Kilroy Realty LP(a)
500,000	4.750		12/15/28	565,625
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.(a)(b)
813,000	3.875		02/15/29	807,919
Mid-America Apartments LP(a)
325,000	1.700		02/15/31	298,808
MPT Operating Partnership LP/MPT Finance Corp.(a)
2,000	3.500		03/15/31	1,961
National Retail Properties, Inc.(a)
235,000	3.900		06/15/24	255,342
400,000	4.000		11/15/25	439,496
Regency Centers LP(a)
700,000	2.950		09/15/29	712,684
SBA Communications Corp.(a)(b)
1,194,000	3.125		02/01/29	1,146,240
Simon Property Group LP(a)
65,000	3.500		09/01/25	70,545
Spirit Realty LP(a)
725,000	4.000		07/15/29	785,102
Trust Fibra Uno 1401(a)(b)
300,000	5.250		12/15/24	330,187
UDR, Inc.(a)
150,000	2.100		08/01/32	139,700
775,000	1.900		03/15/33	701,941
VEREIT Operating Partnership LP(a)
800,000	4.625		11/01/25	903,360
200,000	3.400		01/15/28	211,374
400,000	2.850		12/15/32	387,716
Welltower, Inc.(a)
65,000	3.625		03/15/24	70,117
Weyerhaeuser Co.
50,000	7.375		03/15/32	70,272
WP Carey, Inc.(a)
155,000	4.600		04/01/24	170,539
105,000	4.000		02/01/25	113,960
425,000	3.850		07/15/29	458,124

				13,990,569

Retailing – 1.0%
1011778 BC ULC/New Red Finance, Inc.(a)(b)
192,000	4.000		10/15/30	185,280
7-Eleven, Inc.(a)(b)
700,000	1.300		02/10/28	669,655

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Retailing – (continued)
AutoNation, Inc.(a)
$225,000	4.750%		06/01/30	$259,299
Dollar Tree, Inc.(a)
525,000	4.000		05/15/25	579,642
Group 1 Automotive, Inc.(a)(b)
115,000	4.000		08/15/28	114,138
IRB Holding Corp.(a)(b)
254,000	7.000		06/15/25	274,320
Lowe’s Cos., Inc.(a)
650,000	1.700		10/15/30	608,212
McDonald’s Corp.(a)
75,000	4.450		09/01/48	87,404
Starbucks Corp.(a)
850,000	3.800		08/15/25	937,983
Target Corp.
65,000	3.500		07/01/24	71,097
The Home Depot, Inc.(a)
275,000	3.900		12/06/28	314,905
Tractor Supply Co.(a)
400,000	1.750		11/01/30	370,856
Walgreens Boots Alliance, Inc.(a)
50,000	4.800		11/18/44	55,200
275,000	4.100		04/15/50	279,881
Walmart, Inc.(a)
65,000	3.300		04/22/24	70,053

				4,877,925

Savings & Loans(a)(b)(d) – 0.1%
Nationwide Building Society (3M USD LIBOR + 1.855%)
400,000	3.960		07/18/30	437,628

Semiconductors – 1.9%
Applied Materials, Inc.(a)
275,000	1.750		06/01/30	264,322
15,000	4.350		04/01/47	17,945
Broadcom Corp./Broadcom Cayman Finance Ltd.(a)
53,000	3.500		01/15/28	56,271
Broadcom, Inc.
2,331,000	3.459	(a)	09/15/26	2,502,538
1,700,000	3.419		04/15/33	1,704,868
650,000	3.500	(a)(b)	02/15/41	622,707
Intel Corp.(a)
65,000	3.400		03/25/25	70,801
Lam Research Corp.(a)
375,000	1.900		06/15/30	364,118
Microchip Technology, Inc.
525,000	3.922		06/01/21	528,031
625,000	2.670	(b)	09/01/23	651,650
NXP B.V./NXP Funding LLC(b)
1,325,000	3.875		09/01/22	1,383,737
NXP B.V./NXP Funding LLC/NXP USA, Inc.(a)(b)
275,000	3.400		05/01/30	290,048
ON Semiconductor Corp.(a)(b)
860,000	3.875		09/01/28	885,800

				9,342,836

Corporate Obligations – (continued)
Software(a) – 0.8%
Adobe, Inc.
30,000	3.250		02/01/25	32,481
450,000	2.150		02/01/27	464,693
600,000	2.300		02/01/30	607,980
Fiserv, Inc.
55,000	3.850		06/01/25	60,452
750,000	3.200		07/01/26	808,792
Intuit, Inc.
175,000	1.350		07/15/27	171,680
Microsoft Corp.
35,000	2.700		02/12/25	37,364
Oracle Corp.
775,000	2.875		03/25/31	788,965
30,000	3.850		07/15/36	31,766
30,000	3.800		11/15/37	31,179
ServiceNow, Inc.
975,000	1.400		09/01/30	881,419

				3,916,771

Technology – Hardware(a) – 0.0%
QUALCOMM, Inc.
25,000	4.800		05/20/45	31,225

Telecommunication Services – 3.4%
AT&T, Inc.(a)
400,000	4.450		04/01/24	439,392
2,175,000	2.300		06/01/27	2,217,456
100,000	1.650		02/01/28	96,806
500,000	2.750		06/01/31	498,110
694,000	2.550	(b)	12/01/33	658,738
40,000	5.250		03/01/37	48,317
175,000	4.900		08/15/37	206,098
450,000	3.500		06/01/41	444,757
225,000	5.450		03/01/47	281,381
25,000	4.500		03/09/48	27,436
Bell Canada(a)
55,000	4.464		04/01/48	63,557
British Telecommunications PLC
25,000	9.625		12/15/30	38,650
Level 3 Financing, Inc.(a)(b)
645,000	4.250		07/01/28	651,450
NTT Finance Corp.(a)(b)
475,000	2.065		04/03/31	468,792
T-Mobile USA, Inc.(a)(b)
625,000	3.500		04/15/25	674,150
375,000	1.500		02/15/26	371,426
1,050,000	3.750		04/15/27	1,146,978
1,175,000	2.050		02/15/28	1,152,557
800,000	3.875		04/15/30	868,080
60,000	4.375		04/15/40	66,348
325,000	3.000		02/15/41	302,448
Telefonica Emisiones SA
325,000	4.570		04/27/23	350,730
Verizon Communications, Inc.
990,000	3.376		02/15/25	1,073,843
1,865,000	2.100	(a)	03/22/28	1,871,043
630,000	4.329		09/21/28	721,344

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Telecommunication Services – (continued)
Verizon Communications, Inc. – (continued)
$575,000	3.150	% (a)	03/22/30	$605,866
800,000	2.550	(a)	03/21/31	798,952
50,000	4.125		08/15/46	55,002
925,000	4.862		08/21/46	1,114,468
18,000	5.012		04/15/49	22,231
Vodafone Group PLC
30,000	5.000		05/30/38	36,217

				17,372,623

Transportation(a) – 0.1%
Canadian Pacific Railway Co.
200,000	2.050		03/05/30	193,344
CSX Corp.
65,000	3.250		06/01/27	70,570
Union Pacific Corp.
35,000	3.799		10/01/51	37,529
United Parcel Service, Inc.
65,000	3.900		04/01/25	71,984

				373,427

TOTAL CORPORATE OBLIGATIONS
(Cost $228,155,030)				$237,168,507

Mortgage-Backed Obligations – 46.9%
Collateralized Mortgage Obligations – 5.1%
Interest Only(f) – 1.9%
FHLMC REMIC Series 4314, Class SE(d) (-1x 1M USD LIBOR + 6.050%)
$487,966	5.944%		03/15/44	$82,398
FHLMC REMIC Series 4320, Class SD(d) (-1x 1M USD LIBOR + 6.100%)
2,596,568	5.994		07/15/39	473,927
FHLMC REMIC Series 4583, Class ST(d) (-1x 1M USD LIBOR + 6.000%)
952,254	5.894		05/15/46	177,328
FHLMC REMIC Series 4905, Class SA(d) (-1x 1M USD LIBOR + 6.100%)
604,643	5.991		08/25/49	116,416
FHLMC REMIC Series 4936, Class ES(d) (-1x 1M USD LIBOR + 6.000%)
160,156	5.891		12/25/49	26,169
FHLMC REMIC Series 4936, Class PS(d) (-1x 1M USD LIBOR + 6.000%)
439,850	5.891		12/25/49	66,638
FHLMC REMIC Series 4980, Class KI
4,829,322	4.500		06/25/50	843,510
FHLMC REMIC Series 4989, Class EI
460,664	4.000		07/25/50	80,005
FHLMC REMIC Series 4998, Class GI
1,677,132	4.000		08/25/50	294,253
FHLMC REMIC Series 5009, Class DI
1,341,001	2.000		09/25/50	159,452
FHLMC REMIC Series 5020, Class IH
1,270,486	3.000		08/25/50	187,774
FHLMC STRIPS Series 304, Class C45
143,383	3.000		12/15/27	7,952

Mortgage-Backed Obligations – (continued)
Interest Only(f) – (continued)
FNMA REMIC Series 2011-124, Class SC(d) (-1x 1M USD LIBOR + 6.550%)
225,475	6.441		12/25/41	42,918
FNMA REMIC Series 2012-5, Class SA(d) (-1x 1M USD LIBOR + 5.950%)
334,866	5.841		02/25/42	60,168
FNMA REMIC Series 2012-88, Class SB(d) (-1x 1M USD LIBOR + 6.670%)
241,000	6.561		07/25/42	41,549
FNMA REMIC Series 2014-6, Class SA(d) (-1x 1M USD LIBOR + 6.600%)
285,885	6.491		02/25/44	56,036
FNMA REMIC Series 2015-34, Class LS(d) (-1x 1M USD LIBOR + 6.100%)
599,501	5.991		06/25/45	127,263
FNMA REMIC Series 2016-69, Class BS(d) (-1x 1M USD LIBOR + 6.100%)
1,588,583	5.991		10/25/46	289,756
FNMA REMIC Series 2017-31, Class SG(d) (-1x 1M USD LIBOR + 6.100%)
720,083	5.991		05/25/47	144,738
FNMA REMIC Series 2017-86, Class SB(d) (-1x 1M USD LIBOR + 6.150%)
540,645	6.041		11/25/47	107,062
FNMA REMIC Series 2018-17, Class CS(d) (-1x 1M USD LIBOR + 3.450%)
1,081,997	2.500		03/25/48	69,530
FNMA REMIC Series 2019-41, Class SB(d) (-1x 1M USD LIBOR + 6.050%)
621,786	5.941		08/25/49	127,263
FNMA REMIC Series 2020-45, Class AI
690,610	4.000		07/25/50	113,518
FNMA REMIC Series 2020-45, Class EI
529,522	5.000		07/25/50	99,474
FNMA REMIC Series 2020-49, Class KS(d) (-1x 1M USD LIBOR + 6.100%)
624,584	5.991		07/25/50	127,839
FNMA REMIC Series 2020-60, Class KI
1,257,378	2.000		09/25/50	149,509
FNMA REMIC Series 2020-62, Class GI
884,659	4.000		06/25/48	164,124
GNMA REMIC Series 2020-61, Class SW(d) (-1X 1M USD LIBOR + 6.050%)
933,086	5.939		08/20/49	142,957
GNMA REMIC Series 2010-101, Class S(d) (-1x 1M USD LIBOR + 6.000%)
239,453	5.889		08/20/40	45,196
GNMA REMIC Series 2010-20, Class SE(d) (-1x 1M USD LIBOR + 6.250%)
554,057	6.139		02/20/40	109,417
GNMA REMIC Series 2013-134, Class DS(d) (-1x 1M USD LIBOR + 6.100%)
74,461	5.989		09/20/43	14,395
GNMA REMIC Series 2013-152, Class SG(d) (-1x 1M USD LIBOR + 6.150%)
231,072	6.039		06/20/43	44,888

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Interest Only(f) – (continued)
GNMA REMIC Series 2013-181, Class SA(d) (-1x 1M USD LIBOR + 6.100%)
$336,971	5.989%	11/20/43	$66,401
GNMA REMIC Series 2014-132, Class SL(d) (-1x 1M USD LIBOR + 6.100%)
334,584	5.989	10/20/43	45,022
GNMA REMIC Series 2014-133, Class BS(d) (-1x 1M USD LIBOR + 5.600%)
191,493	5.489	09/20/44	32,594
GNMA REMIC Series 2014-162, Class SA(d) (-1x 1M USD LIBOR + 5.600%)
169,093	5.489	11/20/44	28,031
GNMA REMIC Series 2015-110, Class MS(d) (-1x 1M USD LIBOR + 5.710%)
1,151,196	5.599	08/20/45	191,321
GNMA REMIC Series 2015-111, Class IM
493,312	4.000	08/20/45	63,994
GNMA REMIC Series 2015-119, Class SN(d) (-1x 1M USD LIBOR + 6.250%)
231,095	6.139	08/20/45	42,672
GNMA REMIC Series 2015-123, Class SP(d) (-1x 1M USD LIBOR + 6.250%)
278,259	6.139	09/20/45	53,120
GNMA REMIC Series 2015-167, Class AS(d) (-1x 1M USD LIBOR + 6.250%)
173,542	6.139	11/20/45	30,507
GNMA REMIC Series 2015-168, Class SD(d) (-1x 1M USD LIBOR + 6.200%)
127,274	6.089	11/20/45	25,071
GNMA REMIC Series 2015-57, Class AS(d) (-1x 1M USD LIBOR + 5.600%)
992,980	5.489	04/20/45	159,102
GNMA REMIC Series 2016-109, Class IH
696,806	4.000	10/20/45	89,970
GNMA REMIC Series 2016-27, Class IA
317,951	4.000	06/20/45	34,101
GNMA REMIC Series 2018-105, Class SC(d) (-1x 1M USD LIBOR + 6.200%)
256,086	6.089	08/20/48	41,350
GNMA REMIC Series 2018-122, Class HS(d) (-1x 1M USD LIBOR + 6.200%)
761,499	6.089	09/20/48	136,249
GNMA REMIC Series 2018-122, Class SE(d) (-1x 1M USD LIBOR + 6.200%)
537,736	6.089	09/20/48	85,801
GNMA REMIC Series 2018-124, Class SN(d) (-1x 1M USD LIBOR + 6.200%)
653,341	6.089	09/20/48	114,056
GNMA REMIC Series 2018-137, Class SN(d) (-1x 1M USD LIBOR + 6.150%)
576,848	6.039	10/20/48	95,940
GNMA REMIC Series 2018-139, Class SQ(d) (-1x 1M USD LIBOR + 6.150%)
448,133	6.039	10/20/48	71,964
GNMA REMIC Series 2018-72, Class IB
377,657	4.000	04/20/46	56,687

Mortgage-Backed Obligations – (continued)
Interest Only(f) – (continued)
GNMA REMIC Series 2019-1, Class SN(d) (-1x 1M USD LIBOR + 6.050%)
164,334	5.939	01/20/49	26,330
GNMA REMIC Series 2019-110, Class PS(d) (-1X 1M USD LIBOR + 6.050%)
331,164	5.939	09/20/49	62,952
GNMA REMIC Series 2019-128, Class IO
921,019	4.000	10/20/49	132,663
GNMA REMIC Series 2019-129, Class AI
507,844	3.500	10/20/49	70,566
GNMA REMIC Series 2019-151, Class IA
1,757,875	3.500	12/20/49	227,461
GNMA REMIC Series 2019-151, Class NI
1,340,565	3.500	10/20/49	136,955
GNMA REMIC Series 2019-153, Class EI
2,090,544	4.000	12/20/49	316,398
GNMA REMIC Series 2019-20, Class SF(d) (-1x 1M USD LIBOR + 3.790%)
351,723	3.679	02/20/49	29,196
GNMA REMIC Series 2019-4, Class SJ(d) (-1x 1M USD LIBOR + 6.050%)
658,216	5.939	01/20/49	107,692
GNMA REMIC Series 2019-6, Class SA(d) (-1x 1M USD LIBOR + 6.050%)
167,986	5.939	01/20/49	28,202
GNMA REMIC Series 2019-69, Class S(d) (-1x 1M USD LIBOR + 3.270%)
1,236,620	3.159	06/20/49	90,728
GNMA REMIC Series 2019-97, Class SC(d) (-1x 1M USD LIBOR + 6.100%)
537,791	5.989	08/20/49	87,164
GNMA REMIC Series 2019-98, Class SC(d) (-1x 1M USD LIBOR + 6.050%)
608,761	5.939	08/20/49	99,229
GNMA REMIC Series 2020-11, Class SN(d) (-1x 1M USD LIBOR + 6.050%)
405,904	5.939	01/20/50	71,676
GNMA REMIC Series 2020-146, Class KI
2,077,455	2.500	10/20/50	257,975
GNMA REMIC Series 2020-151, Class MI
983,195	2.500	10/20/50	132,745
GNMA REMIC Series 2020-173, Class AI
1,280,414	2.500	11/20/50	133,040
GNMA REMIC Series 2020-21, Class SA(d) (-1x 1M USD LIBOR + 6.050%)
1,084,224	5.939	02/20/50	194,178
GNMA REMIC Series 2020-51, Class ID
631,381	3.500	04/20/50	78,142
GNMA REMIC Series 2020-55, Class AS(d) (-1x 1M USD LIBOR + 6.050%)
1,029,152	5.939	04/20/50	186,593
GNMA REMIC Series 2020-55, Class IO
1,575,873	3.500	04/20/50	217,369
GNMA REMIC Series 2020-61, Class GI
1,266,751	5.000	05/20/50	161,073

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount		Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Interest Only(f) – (continued)
	GNMA REMIC Series 2020-61, Class SF(d) (-1x 1M USD LIBOR + 6.440%)
	$364,569	6.329%	07/20/43	$72,664
	GNMA REMIC Series 2020-78, Class DI
	2,363,849	4.000	06/20/50	337,296
	GNMA Series 2019-78, Class SA(d) (-1X 1M USD LIBOR + 6.050%)
	845,464	5.939	06/20/49	144,241
	GNMA Series 2020-26, Class AI
	3,495	2.000	02/20/51	411

				9,460,314

Regular Floater(d) – 0.0%
	FNMA REMIC Series 2011-63, Class FG (1M USD LIBOR + 0.450%)
	71,940	0.559	07/25/41	72,767

Sequential Fixed Rate – 0.1%
	FNMA REMIC Series 2005-70, Class PA
	36,455	5.500	08/25/35	41,458
	FNMA REMIC Series 2011-52, Class GB
	285,607	5.000	06/25/41	321,584
	FNMA REMIC Series 2012-111, Class B
	24,743	7.000	10/25/42	29,658
	FNMA REMIC Series 2012-153, Class B
	66,973	7.000	07/25/42	81,987

				474,687

Sequential Floating Rate(d) – 3.1%
	Alternative Loan Trust Series 2006-OC8, Class 2A3 (1M USD LIBOR + 0.500%)
	1,806,405	0.609	11/25/36	1,634,267
	Connecticut Avenue Securities Trust Series 2018-R07, Class 1M2(b) (1M USD LIBOR + 2.400%)
	293,007	2.509	04/25/31	293,346
	Connecticut Avenue Securities Trust Series 2019-R02, Class 1M2(b) (1M USD LIBOR + 2.300%)
	494,611	2.409	08/25/31	494,936
	Connecticut Avenue Securities Trust Series 2020-R01, Class 1M2(b) (1M USD LIBOR + 2.050%)
	50,000	2.159	01/25/40	49,893
	Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA5, Class A1A (1M USD LIBOR + 0.200%)
	669,530	0.309	08/25/47	627,748
	FHLMC STACR Remic Trust Series 2020-DNA1, Class M2(b) (1M USD LIBOR + 1.700%)
	966,057	1.809	01/25/50	961,721
	FHLMC STACR REMIC Trust Series 2020-DNA2, Class M2(b) (1M USD LIBOR + 1.850%)
	125,000	1.959	02/25/50	124,419
	FHLMC STACR REMIC Trust Series 2020-DNA3, Class M2(b) (1M USD LIBOR + 3.000%)
	160,647	3.109	06/25/50	161,187
	FHLMC STACR REMIC Trust Series 2020-DNA3, Class B1(b) (1M USD LIBOR + 5.100%)
	705,000	5.209	06/25/50	725,664

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(d) – (continued)
	FHLMC STACR REMIC Trust Series 2020-DNA4, Class B1(b) (1M USD LIBOR + 6.000%)
	740,000	6.109	08/25/50	777,188
	FHLMC STACR REMIC Trust Series 2020-DNA4, Class M2(b) (1M USD LIBOR + 3.750%)
	295,000	3.859	08/25/50	297,159
	FHLMC STACR REMIC Trust Series 2020-DNA5, Class B1(b) (SOFR30A + 4.800%)
	713,000	4.817	10/25/50	740,441
	FHLMC STACR REMIC Trust Series 2020-DNA6, Class B1(b) (SOFR30A + 3.000%)
	612,000	3.017	12/25/50	602,268
	FHLMC STACR REMIC Trust Series 2020-HQA4, Class M2(b) (1M USD LIBOR + 3.150%)
	665,000	3.259	09/25/50	669,861
	FHLMC STACR REMIC Trust Series 2021-HQA1, Class B1(b) (SOFR30A + 3.000%)
	800,000	3.017	08/25/33	786,230
	FHLMC Structured Agency Credit Risk Debt Notes Series 2020-HQA5, Class B1(b) (SOFR30A + 4.000%)
	161,000	4.017	11/25/50	165,341
	FNMA Connecticut Avenue Securitie Series 2013-C01, Class M2 (1M USD LIBOR + 5.250%)
	83,072	5.359	10/25/23	85,541
	FNMA Connecticut Avenue Securitie Series 2014-C01, Class M2 (1M USD LIBOR + 4.400%)
	447,053	4.509	01/25/24	457,625
	Harben Finance PLC Series 2017-1X, Class A (3M GBP LIBOR + 0.800%)
GBP	687,478	0.860	08/20/56	949,265
	London Wall Mortgage Capital PLC Series 2017-FL1, Class A (3M GBP LIBOR + 0.850%)
	523,723	0.902	11/15/49	722,831
	Mill City Mortgage Loan Trust Series 2019-GS2, Class M1(b)
	$720,000	3.000	08/25/59	748,248
	Mill City Mortgage Loan Trust Series 2021-NMR1, Class M2(b)
	760,000	2.500	11/25/60	756,800
	Stratton Mortgage Funding PLC Series 2019-1, Class A (3M SONIA IR + 1.200%)
GBP	1,267,915	1.250	05/25/51	1,754,709
	Tower Bridge Funding No. 2 PLC, Class A (3M GBP LIBOR + 0.900%)
	663,880	0.984	03/20/56	915,596
	Wells Fargo Mortgage Backed Securities Trust Series 2019-3, Class A1(b)
	$128,874	3.500	07/25/49	130,705

				15,632,989

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$25,640,757

Commercial Mortgage-Backed Securities – 0.6%
Sequential Fixed Rate – 0.5%
	Banc of America Commercial Mortgage Trust Series 2016-UBS10, Class D(b)
	500,000	3.000%	07/15/49	$438,854

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)
BANK Series 2021-BN32, Class A5
$1,000,000	2.643%	04/15/54		$1,017,578
Cantor Commercial Real Estate Lending Series 2019-CF2, Class E(b)
500,000	2.500	11/15/52		387,324
COMM 2017-COR2 Mortgage Trust Series 2017-COR2, Class D(b)
350,000	3.000	09/10/50		317,499
CSAIL 2020-C19 Commercial Mortgage Trust Series 2020-C19, Class E(b)
387,000	2.500	03/15/53		329,509
Wells Fargo Commercial Mortgage Trust Series 2017-RC1, Class D(b)
150,000	3.250	01/15/60		134,496

				2,625,260

Sequential Floating Rate(b) – 0.1%
BANK 2018-BNK10 Series 2018-BN10, Class D
200,000	2.600	02/15/61		171,505
Barclays Commercial Mortgage Trust Series 2017-C1 Class D(d)
150,000	3.494	02/15/50		137,762
CSAIL 2018-C14 Commercial Mortgage Trust Series 2018-C14, Class D(d)
250,000	4.890	11/15/51		255,470

				564,737

TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES				$3,189,997

Federal Agencies – 41.2%
Adjustable Rate FHLMC(d) – 0.0%
$23,050	2.297%	09/01/35		$24,296

FHLMC – 0.9%
87,705	6.000	08/01/27		97,421
9,871	5.000	08/01/33		11,197
1,552	5.000	09/01/33		1,760
2,290	5.000	10/01/33		2,597
2,346	5.000	11/01/34		2,678
128,155	5.000	12/01/34		146,298
3,376	5.000	07/01/35		3,854
453	5.000	11/01/35		514
28,039	5.000	03/01/39		31,951
4,353	5.000	05/01/39		4,960
10,898	5.000	04/01/40		12,559
2,604	5.000	08/01/40		3,001
28,542	4.000	02/01/41		31,487
748	5.000	04/01/41		861
2,367	5.000	06/01/41		2,725
847,291	4.000	03/01/48		913,659
878,080	4.000	04/01/48		940,509
2,056,143	4.500	08/01/48		2,293,419

				4,501,450

GNMA – 22.0%
25,989	5.500	11/15/32		28,895
11,578	5.500	01/15/33		12,800
30,037	5.500	02/15/33		33,772
31,825	5.500	03/15/33		35,726

Mortgage-Backed Obligations – (continued)
GNMA – (continued)
37,666	5.500	07/15/33		42,497
14,340	5.500	08/15/33		15,901
8,248	5.500	09/15/33		9,142
18,579	5.500	04/15/34		20,545
7,629	5.500	05/15/34		8,253
136,950	5.500	09/15/34		154,536
138,583	5.500	12/15/34		156,460
96,488	5.500	01/15/35		109,175
463	5.500	05/15/36		507
4,625	4.000	02/20/41		5,064
7,224	4.000	11/20/41		7,985
1,204	4.000	01/20/42		1,330
3,853	4.000	04/20/42		4,259
2,389	4.000	10/20/42		2,641
650,132	4.000	08/20/43		718,382
3,827	4.000	03/20/44		4,220
4,657	4.000	05/20/44		5,136
323,854	4.000	11/20/44		356,536
75,572	4.000	12/20/44		83,199
21,130	4.000	05/20/45		23,223
80,957	4.000	07/20/45		88,874
454,557	4.000	01/20/46		498,157
2,753,768	3.500	04/20/47		2,929,593
2,714,525	3.500	12/20/47		2,890,112
2,006,298	4.500	05/20/48		2,187,481
2,981,629	4.500	08/20/48		3,239,478
374,244	5.000	08/20/48		408,925
2,132,008	4.500	09/20/48		2,314,384
312,479	5.000	09/20/48		341,387
2,811,039	5.000	10/20/48		3,070,213
1,634,451	5.000	11/20/48		1,785,146
1,602,406	5.000	12/20/48		1,749,144
3,487,548	4.500	01/20/49		3,772,528
3,133,936	5.000	01/20/49		3,419,944
1,337,624	4.000	02/20/49		1,435,723
2,818,424	4.500	02/20/49		3,047,847
1,708,608	4.000	03/20/49		1,833,382
74,058	4.500	03/20/49		80,063
258,768	5.000	03/20/49		282,141
1,268,277	4.000	05/20/49		1,359,408
1,999,380	4.500	10/20/49		2,165,502
940,389	4.500	12/20/49		1,015,408
2,000,000	3.500	03/20/50		2,109,725
24,000,000	2.500	TBA-30yr	(g)	24,716,945
16,000,000	3.000	TBA-30yr	(g)	16,664,710
25,000,000	2.000	TBA-30yr	(g)	25,188,957

				110,435,361

UMBS – 6.8%
200	6.000	06/01/21		201
1,751	5.500	09/01/23		1,811
1,184	5.500	10/01/23		1,225
574	5.500	05/01/25		580
7,346	4.500	02/01/39		8,236
4,875	4.500	04/01/39		5,424
6,444	4.500	08/01/39		7,167
87,129	4.500	12/01/39		96,866

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
UMBS – (continued)
$86,020	4.500%	06/01/40	$96,047
33,441	4.500	08/01/41	37,589
54,780	3.000	12/01/42	58,960
124,246	3.000	01/01/43	133,725
34,828	3.000	02/01/43	37,485
12,834	3.000	03/01/43	13,813
187,466	3.000	04/01/43	201,885
31,994	3.000	05/01/43	34,474
44,754	3.000	06/01/43	48,225
14,543	3.000	07/01/43	15,671
21,757	5.000	06/01/44	24,405
16,603	3.500	03/01/45	17,777
548,333	3.000	04/01/45	581,254
1,584,598	4.500	04/01/45	1,792,512
185,067	4.500	05/01/45	209,465
832,202	4.500	06/01/45	928,870
391,331	4.000	11/01/45	427,898
109,912	4.000	03/01/46	119,752
69,567	4.000	06/01/46	75,544
19,348	4.000	08/01/46	21,010
137,205	4.000	10/01/46	148,992
123,929	4.000	06/01/47	135,643
687,909	4.500	07/01/47	763,551
289,987	4.500	11/01/47	321,602
365,876	4.000	12/01/47	402,746
1,055,213	4.000	01/01/48	1,159,899
2,128,605	4.000	02/01/48	2,331,409
1,569,422	4.000	03/01/48	1,716,979
1,090,348	4.000	06/01/48	1,197,499
894,333	4.500	07/01/48	971,154
707,173	4.000	08/01/48	770,259
877,340	4.500	08/01/48	952,633
553,808	4.500	09/01/48	617,474
1,793,867	4.500	10/01/48	1,949,219
863,251	4.500	11/01/48	936,794
1,716,401	4.500	11/01/48	1,861,152
2,525,372	5.000	11/01/48	2,868,960
237,872	4.500	12/01/48	258,286
2,317,280	4.500	01/01/49	2,514,879
341,944	4.500	02/01/49	371,808
2,781,546	3.000	09/01/49	2,946,806
22,284	4.500	01/01/50	24,189
3,845,247	3.000	12/01/50	4,064,692

			34,284,496

UMBS, 30 Year, Single Family(g) – 11.5%
36,000,000	2.000	TBA-30yr	35,894,779
14,000,000	2.500	TBA-30yr	14,334,687
2,000,000	2.500	TBA-30yr	2,052,109
5,000,000	4.500	TBA-30yr	5,444,531

			57,726,106

TOTAL FEDERAL AGENCIES			$206,971,709

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $230,984,065)			$235,802,463

Agency Debenture(h) – 0.0%
Israel Government AID Bond
40,000	5.500	09/18/33	54,832
(Cost $38,595)

Asset-Backed Securities(d) – 7.5%
Collateralized Loan Obligations – 5.3%
AGL CLO 3 Ltd. Series 2020-3A, Class A(b) (3M USD LIBOR + 1.300%)
$1,300,000	1.541%	01/15/33	$1,305,260
AMMC CLO 15 Ltd. Series 2014-15A, Class DRR(b) (3M USD LIBOR + 3.400%)
750,000	3.641	01/15/32	746,704
Benefit Street Partners CLO V-B Ltd. Series 2018-5BA, Class A1A(b) (3M USD LIBOR + 1.090%)
2,009,000	1.314	04/20/31	2,005,569
Cathedral Lake VII Ltd. Series 2021-7RA, Class C(b) (3M USD LIBOR + 2.570%)
1,000,000	2.762	01/15/32	979,096
Cathedral Lake VII Ltd. Series 2021-7RA, Class D(b) (3M USD LIBOR + 4.280%)
1,000,000	4.472	01/15/32	973,015
Crown City CLO I Series 2020-1A, Class B(b) (3M USD LIBOR + 3.030%)
1,000,000	3.254	07/20/30	998,950
HalseyPoint CLO 2 Ltd. Series 2020-2A, Class A1(b) (3M USD LIBOR + 1.860%)
2,350,000	2.084	07/20/31	2,362,991
HalseyPoint CLO 3 Ltd. Series 2020-3A, Class A1A(b) (3M USD LIBOR + 1.450%)
1,675,000	1.629	11/30/32	1,681,671
KREF Ltd. Series 2018-FL1, Class A(b) (1M USD LIBOR + 1.100%)
1,939,217	1.208	06/15/36	1,939,204
Magnetite XXIV Ltd. Series 2019-24A, Class A(b) (3M USD LIBOR + 1.330%)
2,000,000	1.571	01/15/33	2,003,066
Marble Point CLO XIV Ltd. Series 2018-2A, Class A1R(b) (3M USD LIBOR + 1.280%)
2,900,000	1.504	01/20/32	2,901,607
MidOcean Credit CLO Series 2018-8X, Class A2 (3M USD LIBOR + 1.300%)
500,000	1.482	02/20/31	498,661
MidOcean Credit CLO VI Series 2016-6A, Class D1R(b) (3M USD LIBOR + 3.520%)
800,000	4.050	04/20/33	787,918
Mill City Mortgage Loan Trust Series 2017-2, Class A3(b)
268,362	2.947	07/25/59	278,043
Mountain View CLO LLC Series 2016-1A, Class AR(b) (3M USD LIBOR + 1.360%)
1,200,000	1.594	04/14/33	1,200,379
Orec Ltd. Series 2018-CRE1, Class A(b) (1M USD LIBOR + 1.180%)
1,475,000	1.286	06/15/36	1,476,647
Steele Creek CLO Ltd. Series 2019-1A, Class D(b) (3M USD LIBOR + 4.100%)
1,350,000	4.341	04/15/32	1,339,606

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Principal Amount		Interest Rate		Maturity Date	Value

Asset-Backed Securities(d) – (continued)
Collateralized Loan Obligations – (continued)
	TICP CLO VIII Ltd. Trust Series 2017-8A, Class A1(b) (3M USD LIBOR + 1.230%)
	$2,000,000	1.454%		10/20/30	$2,000,084
	Whitehorse Ltd. Series 2014-9A, Class AR(b) (3M USD LIBOR + 1.160%)
	57,438	1.383		07/17/26	57,454
	Zais CLO Ltd. Series 2020-15A, Class A1(b) (3M USD LIBOR + 2.555%)
	1,275,000	2.774		07/28/30	1,281,093

					26,817,018

Home Equity – 0.6%
	Citigroup Mortgage Loan Trust, Inc. Series 2005-HE4, Class M2 (1M USD LIBOR + 0.675%)
	500,000	0.784		10/25/35	493,106
	Credit Suisse First Boston Mortgage Securities Corp. Series 2001-HE17, Class A1 (1M USD LIBOR + 0.620%)
	779	0.729		01/25/32	750
	GMAC Mortgage Home Equity Loan Trust Series 2007-HE3, Class 2A1
	16,227	7.000		09/25/37	16,456
	Home Equity Asset Trust Series 2002-1, Class A4 (1M USD LIBOR + 0.600%)
	257	0.709		11/25/32	221
	Home Equity Loan Trust Series 2007-FRE1, Class 2AV3 (1M USD LIBOR + 0.230%)
	1,051,744	0.339		04/25/37	1,012,066
	Morgan Stanley Mortgage Loan Trust Series 2007-7AX, Class 1A (1M USD LIBOR + 0.220%)
	2,725,951	0.329		04/25/37	976,306
	Soundview Home Loan Trust Series 2007-NS1, Class A3 (1M USD LIBOR + 0.200%)
	516,733	0.309		01/25/37	508,894

					3,007,799

Student Loan – 1.6%
	AccessLex Institute Series 2004-1, Class A2 (3M USD LIBOR + 0.210%)
	487,233	0.461		09/26/33	475,796
	Navient Student Loan Trust Series 2017-2A, Class A(b) (1M USD LIBOR + 1.050%)
	3,175,970	1.159		12/27/66	3,215,971
	PHEAA Student Loan Trust Series 2016-1A, Class A(b) (1M USD LIBOR + 1.150%)
	1,244,466	1.259		09/25/65	1,253,543
	SLM Student Loan Trust Series 2005-4, Class A3 (3M USD LIBOR + 0.120%)
	139,246	0.338		01/25/27	138,094
	SLM Student Loan Trust Series 2005-5, Class A4 (3M USD LIBOR + 0.140%)
	823,416	0.358		10/25/28	819,020
	SLM Student Loan Trust Series 2007-7, Class A4 (3M USD LIBOR + 0.330%)
	636,407	0.548		01/25/22	629,762
	SLM Student Loan Trust Series 2008-2, Class A3 (3M USD LIBOR + 0.750%)
	180,570	0.968		04/25/23	180,170

Asset-Backed Securities(d) – (continued)
Student Loan – (continued)
	SLM Student Loan Trust Series 2008-4, Class A4 (3M USD LIBOR + 1.650%)
	412,950	1.868		07/25/22	418,865
	SLM Student Loan Trust Series 2008-5, Class A4 (3M USD LIBOR + 1.700%)
	694,475	1.918		07/25/23	699,618

					7,830,839

	TOTAL ASSET-BACKED SECURITIES
	(Cost $37,277,440)				$37,655,656

Foreign Debt Obligations – 1.4%
Sovereign – 1.4%
	Abu Dhabi Government International Bond(b)
	$480,000	3.875%		04/16/50	$521,550
	Dominican Republic(b)
	150,000	4.500		01/30/30	150,703
	200,000	5.875		01/30/60	190,688
	Republic of Brazil
	200,000	3.875		06/12/30	193,875
	Republic of Colombia(a)
	230,000	3.000		01/30/30	224,753
	330,000	3.125		04/15/31	322,988
	470,000	4.125		05/15/51	447,087
	Republic of Ecuador(b)
	41,572	0.000	(i)	07/31/30	16,837
	34,740	0.500	(e)	07/31/30	20,323
	Republic of Egypt(b)
	620,000	8.875		05/29/50	632,787
	200,000	4.550		11/20/23	204,500
	Republic of Indonesia
EUR	250,000	2.150	(b)	07/18/24	310,582
	$200,000	3.850		10/15/30	219,313
	Republic of Peru(a)
	20,000	2.780		12/01/60	16,481
	100,000	3.230		07/28/21	80,656
	Republic of Qatar(b)
	200,000	4.400		04/16/50	232,000
	Republic of Romania
EUR	20,000	2.875		03/11/29	25,931
	500,000	3.624	(b)	05/26/30	674,009
	$130,000	3.000	(b)	02/14/31	130,122
EUR	70,000	2.000	(b)	01/28/32	82,269
	70,000	3.375		01/28/50	85,732
	80,000	3.375	(b)	01/28/50	97,979
	$230,000	4.000	(b)	02/14/51	221,878
	Republic of Turkey
	200,000	5.950		01/15/31	181,000
	200,000	5.875		06/26/31	180,750
	Ukraine Government Bond(b)
	430,000	7.253		03/15/33	427,581
	United Mexican States
	200,000	4.500		04/22/29	221,125
	624,000	3.771	(a)	05/24/61	549,705

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $6,572,485)				$6,663,204

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Debt Obligations – 1.0%
California(a) – 0.3%
California State GO Bonds Build America Taxable Series 2009
$210,000	7.550%	04/01/39	$339,244
East Bay Municipal Utility Disrtict Water System RB Build America SubSeries 2010
900,000	5.874	06/01/40	1,237,234

			1,576,478

Illinois – 0.3%
Illinois State GO Bonds Build America Series 2010(a)
115,000	6.630	02/01/35	137,698
730,000	7.350	07/01/35	906,462
Illinois State GO Bonds Taxable-Pension Series 2003
530,000	5.100	06/01/33	596,707

			1,640,867

New York(a) – 0.3%
New York State Metropolitan Transportation Authority RB Refunding Subseries 2002 G-1B
800,000	5.175	11/15/49	990,954
Port Authority of New York & New Jersey Consolidated Bonds – 192 Series 2015
375,000	4.810	10/15/65	483,124

			1,474,078

Ohio(a) – 0.1%
American Municipal Power-Ohio, Inc. RB Build America Taxable Series 2010
250,000	6.270	02/15/50	340,147

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $4,174,059)			$5,031,570

U.S. Treasury Obligations – 15.7%
United States Treasury Bonds(j)
$1,100,000	3.625%	02/15/44	$1,353,344
3,510,000	2.250	08/15/49	3,398,667
960,000	1.625	11/15/50	800,850
United States Treasury Notes
13,490,000	0.375	12/31/25	13,173,828
15,330,000	0.500	02/28/26	15,028,191
15,500,000	0.750	03/31/26	15,363,164
60,000	1.625	09/30/26	61,795
14,980,000	1.125	02/29/28	14,717,850
15,250,000	1.250	03/31/28	15,090,352
40,000	0.625 (j)	05/15/30	36,412

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $80,398,331)			$79,024,453

Shares	Dividend Rate	Value

Investment Company(k) – 1.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
7,459,479	0.036%	$7,459,479
(Cost $7,459,479)

TOTAL INVESTMENTS – 121.2%
(Cost $595,059,484)		$608,860,164

LIABILITIES IN EXCESS OF OTHER ASSETS – (21.2)%		(106,344,478)

NET ASSETS – 100.0%		$502,515,686

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Pay-in-kind securities.

(d)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2021.

(e)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2021.

(f)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(g)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $124,296,718 which represents approximately 24.7% of the Fund’s net assets as of March 31, 2021.

(h)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $54,832, which represents approximately 0.0% of the Fund’s net assets as of March 31, 2021.

(i)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(j)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(k)	Represents an affiliated issuer.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
EUR	—Euro
GBP	—British Pound
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
EURO	—Euro Offered Rate
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GMAC	—General Motors Acceptance Corporation
GNMA	—Government National Mortgage Association
GO	—General Obligation
JIBAR	—Johannesburg Interbank Agreed Rate
JYOR	—Japanese Yen Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
PLC	—Public Limited Company
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
SOFR	—Secured Overnight Funding Rate
STIBOR	—Stockholm Interbank Offered Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2021, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
JPMorgan Securities, Inc.	BRL	1,015,311	USD	179,472	04/05/21	$853
	BRL	3,959,092	USD	683,362	05/04/21	18,551
	CAD	1,011,000	USD	801,846	06/01/21	2,701
	CAD	3,634,177	USD	2,874,177	06/16/21	17,955
	CHF	1,137,665	EUR	1,023,811	06/16/21	3,648
	CLP	1,121,477,103	USD	1,537,002	05/17/21	20,135
	CNH	2,953,402	USD	446,558	06/16/21	710
	COP	699,073,229	USD	186,893	04/27/21	3,952
	EUR	378,113	AUD	584,065	06/16/21	366
	EUR	1,106,100	CHF	1,222,041	06/16/21	3,550
	EUR	1,640,299	JPY	212,564,211	06/16/21	5,586
	EUR	384,356	USD	450,690	04/30/21	326
	GBP	408,628	CHF	523,631	06/16/21	8,275
	GBP	318,371	JPY	48,476,790	06/16/21	879
	GBP	1,001,421	USD	1,373,232	05/20/21	7,540
	GBP	307,898	USD	424,440	06/16/21	130
	IDR	36,789,176,196	USD	2,524,649	04/05/21	1,399
	IDR	2,869,531,150	USD	195,619	05/10/21	236
	INR	84,343,466	USD	1,142,754	04/27/21	4,339

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2021

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
JPMorgan Securities, Inc. (continued)	KRW	3,299,623,476	USD	2,916,021	04/05/21	$7,141
	KRW	4,284,966,490	USD	3,789,914	06/15/21	9,945
	MXN	102,139,439	USD	4,839,366	06/16/21	115,641
	NOK	10,504,384	USD	1,223,568	06/16/21	4,512
	SGD	2,322,703	USD	1,725,813	06/16/21	239
	USD	1,516,135	AUD	1,990,985	04/16/21	3,733
	USD	1,054,931	AUD	1,382,825	06/01/21	4,312
	USD	2,251,148	AUD	2,927,825	06/16/21	26,579
	USD	620,235	CHF	564,524	05/21/21	22,104
	USD	5,258,667	CHF	4,871,272	06/16/21	93,764
	USD	2,225,817	CNH	14,648,251	06/16/21	7,461
	USD	1,133,233	COP	4,067,548,764	04/27/21	22,806
	USD	16,371,779	EUR	13,491,348	04/09/21	547,525
	USD	5,680,427	EUR	4,819,236	04/30/21	25,390
	USD	7,450,250	EUR	6,240,719	06/16/21	119,742
	USD	7,004,267	GBP	5,032,943	05/20/21	64,781
	USD	2,206,690	GBP	1,587,746	06/16/21	17,300
	USD	2,543,380	IDR	36,789,176,196	04/05/21	17,332
	USD	1,287,694	IDR	18,967,860,000	07/01/21	2,079
	USD	673,857	ILS	2,236,893	04/22/21	4,638
	USD	1,217,382	JPY	132,557,571	06/10/21	19,406
	USD	4,499,081	JPY	488,134,916	06/16/21	87,331
	USD	2,562,304	KRW	2,791,274,368	04/05/21	89,493
	USD	1,520,915	NOK	12,708,971	05/21/21	35,062
	USD	4,042,756	NOK	34,342,535	06/16/21	27,733
	USD	2,357,850	NZD	3,321,574	06/16/21	38,502
	USD	201,794	RUB	15,038,879	05/19/21	3,981
	USD	5,028,346	SEK	41,701,485	05/19/21	251,252
	USD	10,624,286	SEK	90,368,899	06/16/21	269,398
	USD	2,951,663	SGD	3,962,871	04/06/21	5,822
	USD	5,602,293	SGD	7,531,800	05/05/21	4,294
	USD	178,535	TRY	1,476,380	04/29/21	3,679
	USD	215,276	TRY	1,811,982	06/16/21	7,002
	USD	848,279	TWD	23,653,259	04/08/21	16,483
	USD	1,335,584	TWD	37,756,956	04/12/21	7,312
	USD	1,341,488	TWD	37,923,873	04/19/21	6,466
	USD	533,699	ZAR	7,955,524	06/17/21	265
	ZAR	27,046,695	USD	1,770,543	06/17/21	42,993

TOTAL						$2,134,629

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
JPMorgan Securities, Inc.	AUD	5,408,894	USD	4,168,856	06/01/21	$(59,381)
	AUD	3,901,724	USD	3,016,739	06/16/21	(52,198)
	BRL	2,943,782	USD	533,320	04/05/21	(10,487)
	CAD	2,895,955	USD	2,321,942	06/16/21	(17,296)
	CHF	851,497	EUR	769,829	06/16/21	(1,438)
	CHF	2,557,890	USD	2,761,065	06/16/21	(48,990)
	CLP	175,589,113	USD	244,145	05/17/21	(345)
	CNH	26,712,159	USD	4,072,545	06/16/21	(27,211)
	COP	7,639,691,354	USD	2,122,462	04/27/21	(36,851)

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
JPMorgan Securities, Inc. (continued)	EUR	378,125	CAD	561,070	06/16/21	$(2,352)
	EUR	682,725	CHF	758,111	06/16/21	(1,863)
	EUR	407,241	GBP	349,839	06/16/21	(4,046)
	EUR	506,425	NOK	5,197,068	06/16/21	(12,735)
	EUR	727,000	SEK	7,456,766	06/16/21	(478)
	EUR	11,010,495	USD	13,319,128	04/09/21	(404,712)
	EUR	763,406	USD	898,443	04/30/21	(2,638)
	EUR	6,240,049	USD	7,478,205	06/16/21	(148,486)
	GBP	1,581,654	USD	2,201,163	05/20/21	(20,358)
	GBP	419,851	USD	581,369	06/16/21	(2,425)
	IDR	36,789,176,196	USD	2,543,682	04/05/21	(17,633)
	IDR	10,768,543,421	USD	745,209	04/12/21	(7,157)
	IDR	17,821,316,196	USD	1,223,403	05/03/21	(5,801)
	IDR	9,215,001,479	USD	647,752	05/10/21	(18,800)
	ILS	833,745	USD	250,938	06/16/21	(1,273)
	JPY	164,632,535	USD	1,511,952	06/10/21	(24,102)
	JPY	649,067,475	USD	5,962,303	06/16/21	(96,049)
	MXN	8,571,920	USD	416,749	06/16/21	(907)
	NOK	7,598,826	EUR	758,162	06/16/21	(2,166)
	NOK	19,864,105	USD	2,337,032	06/16/21	(14,695)
	NZD	2,044,205	USD	1,462,261	06/16/21	(34,859)
	RUB	89,188,861	USD	1,199,952	05/19/21	(26,816)
	RUB	38,653,538	USD	500,694	10/01/21	(1,309)
	SEK	3,884,650	NOK	3,824,792	06/16/21	(2,039)
	SEK	39,781,000	USD	4,796,775	05/19/21	(239,681)
	SEK	9,407,845	USD	1,100,076	06/16/21	(22,081)
	SGD	3,962,871	USD	2,948,291	04/06/21	(2,450)
	TRY	13,883,683	USD	1,773,247	06/16/21	(177,415)
	TWD	73,020,444	USD	2,638,726	04/08/21	(70,868)
	TWD	12,525,914	USD	443,819	04/12/21	(3,164)
	TWD	89,716,041	USD	3,222,251	04/19/21	(64,004)
	USD	2,914,914	AUD	3,836,802	06/01/21	(144)
	USD	684,313	BRL	3,959,092	04/05/21	(18,846)
	USD	839,661	CAD	1,058,761	06/01/21	(2,894)
	USD	5,643,315	CAD	7,130,326	06/16/21	(31,107)
	USD	980,990	CLP	718,707,110	05/17/21	(16,913)
	USD	678,000	COP	2,508,566,100	04/27/21	(6,830)
	USD	2,524,649	IDR	36,789,176,196	04/05/21	(1,398)
	USD	177,537	IDR	2,599,139,630	04/12/21	(603)
	USD	913,591	INR	67,642,304	04/27/21	(6,361)
	USD	448,454	KRW	508,349,108	04/05/21	(1,897)
	USD	2,916,201	KRW	3,299,623,476	06/15/21	(9,866)
	USD	4,412,709	MXN	93,472,091	06/16/21	(121,826)
	USD	880,669	NZD	1,263,060	06/16/21	(1,286)
	USD	304,274	TRY	2,685,974	05/24/21	(9,012)
	USD	1,712,085	TRY	15,226,291	06/16/21	(38,071)
	USD	1,784,131	TWD	50,969,356	04/08/21	(8,274)
	USD	813,872	TWD	23,162,803	05/03/21	(2,619)
	USD	896,764	TWD	25,432,241	05/07/21	(92)
	USD	982,824	ZAR	14,964,301	06/17/21	(20,563)
	ZAR	10,662,812	USD	719,520	06/17/21	(4,557)

TOTAL						$(1,990,718)

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD SALES CONTRACTS — At March 31, 2021, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
GNMA	2.000%	TBA-30yr	04/21/21	$(12,000,000)	$(12,110,387)
GNMA	4.000	TBA-30yr	04/21/21	(3,000,000)	(3,202,716)
GNMA	4.500	TBA-30yr	04/21/21	(1,000,000)	(1,081,710)
UMBS, 30 Year, Single Family	4.000	TBA-30yr	04/14/21	(7,000,000)	(7,512,421)
UMBS, 30 Year, Single Family	3.000	TBA-30yr	05/13/21	(4,000,000)	(4,167,346)
UMBS, 30 Year, Single Family	3.000	TBA-30yr	4/14/21	(2,000,000)	(2,083,282)

TOTAL (Proceeds Receivable: $(30,160,156))					$(30,157,862)

(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At March 31, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Ultra Long U.S. Treasury Bonds	193	06/21/21	$34,975,219	$(1,289,798)
2 Year U.S. Treasury Notes	121	06/30/21	26,707,914	(2,326)
10 Year U.S. Treasury Notes	247	06/21/21	32,341,562	(560,399)
20 Year U.S. Treasury Bonds	88	06/21/21	13,604,250	(423,073)

Total				$(2,275,596)
Short position contracts:
Australian 10 Year Government Bonds	(13)	06/15/21	(1,363,762)	(272)
Ultra 10 Year U.S. Treasury Notes	(108)	06/21/21	(15,518,250)	532,487
5 Year U.S. Treasury Notes	(560)	06/30/21	(69,103,125)	528,944

Total				$1,061,159

TOTAL FUTURES CONTRACTS				$(1,214,437)

SWAP CONTRACTS — At March 31, 2021, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
0.250(a)	3M WIBOR(b)	12/16/21	PLN	18,330		$(3,335)	$(651)	$(2,684)
1M BID Avg(d)	3.390%(d)	01/03/22	BRL	12,550		(15,941)	—	(15,941)
1M BID Avg(d)	4.120(d)	01/03/22		6,500		16,085	21,907	(5,822)
5.800(d)	1M BID Avg(d)	01/02/23		9,300		10,976	9,643	1,333
1M BID Avg(d)	4.230(d)	01/02/23		4,200		(17,171)	(37,539)	20,368
3M AUDOR(b)	0.190(b)	02/22/23	AUD	132,640	(c)	(38,060)	(46,976)	8,916
6M CDOR(e)	0.804(e)	02/28/23	CAD	107,340	(c)	79,750	15,673	64,077
6M CDOR(e)	0.750(e)	03/01/23	CAD	166,350	(c)	50,968	(45,949)	96,917
0.275(e)	3M LIBOR(b)	03/03/23		$129,720	(c)	74,866	27,450	47,416
4.700(d)	Mexico IB TIIE 28D(d)	06/14/23	MXN	10,675	(c)	5,764	5,437	327
2.750(b)	3M CNY(b)	06/16/23	CNY	3,130	(c)	(1,196)	(158)	(1,038)

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
6M EURO(e)	(0.500)%(f)	06/16/23	EUR	3,310	(c)	$(1,009)	$(2,744)	$1,735
1.000(b)	3M KWCDC(b)	06/16/23	KRW	9,514,270	(c)	24,006	31,774	(7,768)
6M WIBOR(e)	0.345(f)	06/16/23	PLN	1,750	(c)	(2,210)	(1,919)	(291)
6M CDOR(e)	0.700(e)	11/18/23	CAD	27,520	(c)	(93,590)	(502,625)	409,035
1M BID Avg(d)	4.930(d)	01/02/24	BRL	1,840		(11,910)	(801)	(11,109)
3M AUDOR(b)	0.500(b)	01/25/24	AUD	74,230	(c)	(66,420)	109,144	(175,564)
3M AUDOR(b)	0.500(b)	02/24/24		24,470	(c)	18,795	60,584	(41,789)
6M CDOR(e)	0.750(e)	06/16/24	CAD	9,500	(c)	(62,765)	(50,149)	(12,616)
0.250(e)	3M LIBOR(b)	06/16/24		$8,260	(c)	85,313	62,979	22,334
1M LIBOR + 0.090%(b)	3M LIBOR(b)	07/25/24		41,260		7,695	13,848	(6,153)
3M SOFR + 0.241%(b)	3M LIBOR(b)	11/10/24		24,480		969	23	946
6.320(d)	1M BID Avg(d)	01/02/25	BRL	9,161		63,450	(34,461)	97,911
6M WIBOR(e)	0.750(f)	12/16/25	PLN	3,690		(18,712)	(735)	(17,977)
1.550(e)	6M AUDOR(e)	02/23/26	AUD	12,160	(c)	18,423	9,173	9,250
1.597(e)	3M LIBOR(b)	03/11/26		$8,090	(c)	43,281	16,440	26,841
Mexico IB TIIE 28D(d)	5.550(d)	06/10/26	MXN	3,790	(c)	(5,106)	2	(5,108)
6M AUDOR(e)	0.500(e)	06/16/26	AUD	17,610	(c)	(325,862)	(302,275)	(23,587)
6M CDOR(e)	1.000(e)	06/16/26	CAD	3,870	(c)	(81,185)	(65,489)	(15,696)
6M CHFOR(e)	(0.250)(f)	06/16/28	CHF	11,430	(c)	(47,218)	(815)	(46,403)
(0.500)(f)	6M CHFOR(e)	06/16/26	CHF	2,950	(c)	17,810	17,531	279
(0.250)(f)	6M EURO(e)	06/16/26	EUR	7,000	(c)	(16,812)	(15,221)	(1,591)
(0.500)(f)	12M EURO(f)	06/16/26	EUR	47,210	(c)	199,255	141,898	57,357
12M GBP(f)	0.000(f)	06/16/26	GBP	13,260	(c)	(452,003)	(474,051)	22,048
0.000(e)	6M JYOR(e)	06/16/26	JPY	1,082,270	(c)	10,256	8,908	1,348
6M NIBOR(e)	1.500(f)	06/16/26	NOK	153,480	(c)	(14,161)	(25,707)	11,546
3M NZDOR(b)	1.250(e)	06/16/26	NZD	8,090	(c)	13,434	(7,765)	21,199
3M STIBOR(b)	0.500(f)	06/16/26	SEK	196,840	(c)	157,275	148,400	8,875
3M LIBOR(b)	0.500(e)	06/16/26		$20,050	(c)	(626,197)	(464,637)	(161,560)
3M JIBAR(b)	6.250(b)	06/17/26	ZAR	13,750	(c)	2,059	943	1,116
6M AUDOR(e)	0.750(e)	06/16/28	AUD	8,930	(c)	(327,731)	(303,069)	(24,662)
1.000(e)	6M CDOR(e)	06/16/28	CAD	8,320	(c)	369,936	290,364	79,572
(0.500)(f)	12M EURO(f)	06/16/28	EUR	10,170	(c)	187,185	170,372	16,813
0.250(e)	6M JYOR(e)	03/19/30	JPY	371,600	(c)	(4,548)	(31,273)	26,725
6M AUDOR(e)	1.750(e)	03/19/30	AUD	7,400	(c)	(229,604)	(69,025)	(160,579)
6M EURO(e)	0.050(f)	05/21/30	EUR	26,300	(c)	(418,267)	48,550	(466,817)
0.750(f)	3M STIBOR(b)	06/18/30	SEK	10,730	(c)	24,528	(21,713)	46,241
0.250(f)	6M EURO(e)	06/18/30	EUR	9,850	(c)	50,756	(969,590)	1,020,346
6M AUDOR(e)	1.240(e)	10/28/30	AUD	10,500	(c)	(558,919)	(521,263)	(37,656)
1.240(f)	6M NIBOR(e)	10/29/30	NOK	87,720	(c)	471,636	(563,348)	1,034,984
6M AUDOR(e)	1.710(e)	01/21/31	AUD	23,340	(c)	(901,910)	(515,397)	(386,513)
0.500(e)	6M GBP(e)	01/26/31	GBP	14,250	(c)	873,860	420,090	453,770
6M AUDOR(e)	1.500(e)	02/02/31		2,640	(c)	(121,374)	(80,937)	(40,437)
1.500(e)	3M LIBOR(b)	02/02/31		$2,120	(c)	101,231	20,966	80,265
1.000(e)	6M GBP(e)	02/10/31	GBP	10,790	(c)	309,820	109,907	199,913
6M EURO(e)	0.500(d)	02/12/31	EUR	14,390	(c)	55,240	211,711	(156,471)
12M GBP(f)	0.900(d)	02/17/31	GBP	4,230	(c)	(72,798)	(13,421)	(59,377)
6M AUDOR(e)	2.500(e)	02/24/31	AUD	11,880	(c)	(148,325)	(84,033)	(64,292)
3M LIBOR(b)	2.209(e)	02/25/31		$6,950	(c)	(110,255)	(33,994)	(76,261)
6M LIBOR(b)	2.377(e)	03/09/31		11,600	(c)	(103,260)	(57,539)	(45,721)
12M GBP(f)	1.050(b\f)	03/24/31	GBP	5,980	(c)	(46,945)	(28,060)	(18,885)
6.400(d)	Mexico IB TIIE 28D(d)	06/04/31	MXN	37,015	(c)	71,195	5,284	65,911

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
6M AUDOR(e)	1.000%(e)	06/16/31	AUD	5,760	(c)	$(372,373)	$(350,185)	$(22,188)
0.750(e)	3M LIBOR(f)	06/16/31		7,730	(c)	783,800	724,429	59,371
6M CDOR(e)	1.250(e)	06/16/31	CAD	3,570	(c)	(236,324)	(216,958)	(19,366)
0.000(f)	6M EURO(e)	06/16/31	EUR	2,790	(c)	29,255	37,332	(8,077)
0.250(f)	12M GBP(f)	06/16/31	GBP	13,390	(c)	1,042,835	907,057	135,778
0.000(e)	6M JYOR(e)	06/16/31	JPY	1,444,290	(c)	217,749	213,322	4,427
2.000(f)	6M NIBOR(e)	06/16/31	NOK	27,120	(c)	(32,355)	(49,259)	16,904
1.100(f)	12M GBP(f)	02/17/36	GBP	4,870	(c)	52,997	9,330	43,667
2.431(e)	3M LIBOR(b)	02/25/36		$8,570	(c)	89,987	23,380	66,607
2.502(e)	3M LIBOR(b)	03/10/36		9,130	(c)	72,658	48,078	24,580
0.260(f)	6M EURO(e)	05/21/40	EUR	13,760	(c)	970,257	173,429	796,828
2.750(a)	6M AUDOR(a)	02/24/41	AUD	3,750	(c)	55,809	13,813	41,996
1.100(f)	12M GBP(f)	03/24/41	GBP	3,830	(c)	50,002	32,621	17,381
0.250(f)	6M EURO(e)	06/16/41	EUR	130	(c)	6,886	4,003	2,883
3M LIBOR(f)	2.000(e)	02/10/51		$3,250	(c)	(220,034)	(173,006)	(47,028)
1.250(e)	6M GBP(e)	03/11/51	GBP	2,180	(c)	52,091	17,244	34,847
0.000(f)	6M EURO(e)	06/16/51	EUR	380	(c)	63,376	52,022	11,354
0.500(e)	6M JYOR(e)	06/16/51	JPY	288,680	(c)	56,182	48,443	7,739

TOTAL						$1,153,816	$(1,879,233)	$3,033,049

(a)	Payments made at maturity.
(b)	Payments made quarterly.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2021.
(d)	Payments made monthly.
(e)	Payments made semi-annually.
(f)	Payments made annually.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index	Financing Rate Paid by the Fund	Credit Spread at March 31, 2021(a)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
People’s Republic of China, 7.500%, 10/28/27	(1.000)%(b)	0.063%	Barclays Bank PLC	06/20/21	80	$(195)	$32	$(227)
People’s Republic of China, 7.500%, 10/28/27	(1.000)(b)	0.071	Barclays Bank PLC	12/20/21	690	(4,927)	(396)	(4,531)
People’s Republic of China, 7.500%, 10/28/27	(1.000)(b)	0.063	BofA Securities LLC	06/20/21	670	(1,635)	344	(1,979)
People’s Republic of China, 7.500%, 10/28/27	(1.000)(b)	0.063	Citibank NA	06/20/21	560	(1,366)	231	(1,597)
People’s Republic of China, 7.500%, 10/28/27	(1.000)(b)	0.083	Citibank NA	06/20/22	80	(934)	(295)	(639)
People’s Republic of China, 7.500%, 10/28/27	(1.000)(b)	0.063	Deutsche Bank AG (London)	06/20/21	460	(1,122)	236	(1,358)
People’s Republic of China, 7.500%, 10/28/27	(1.000)(b)	0.063	JPMorgan Securities, Inc.	06/20/21	10	(25)	4	(29)
People’s Republic of China, 7.500%, 10/28/27	(1.000)(b)	0.083	JPMorgan Securities, Inc.	06/20/22	140	(1,632)	(374)	(1,258)

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS (continued)

Reference Obligation/Index	Financing Rate Paid by the Fund	Credit Spread at March 31, 2021(a)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
Markit CMBX Series 8	3.000%(c)	8.204%	Citibank NA	10/17/57	700	$(109,841)	$(190,948)	$81,107
Markit CMBX Series 10	3.000(c)	5.692	MS & Co. Int. PLC	11/17/59	600	(75,119)	(112,767)	37,648
Markit CMBX Series 11	3.000(c)	4.089	Citibank NA	11/18/54	900	(52,690)	(139,467)	86,777
Markit CMBX Series 11	3.000(c)	4.089	JPMorgan Securities, Inc.	11/18/54	350	(21,044)	(106,984)	85,940
Markit CMBX Series 11	3.000(c)	4.089	MS & Co. Int. PLC	11/18/54	1,000	(60,042)	(280,601)	220,559

TOTAL						$(330,572)	$(830,985)	$500,413

(a)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.
(b)	Payments made quarterly.
(c)	Payments made monthly.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2021(b)	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
ICE CD ITXEB	(1.000)%	0.521%	06/20/26	EUR	7,875	$(233,384)	$(221,180)	$(12,204)
Protection Sold:
CDX.NA.EM Index 35	1.000	1.855	06/20/26		$7,930	(328,971)	(310,833)	(18,138)
CDX.NA.IG Index 28	1.000	0.278	06/20/22		11,100	103,063	93,570	9,493
CDX.NA.IG Index 34	1.000	0.319	06/20/23		7,575	118,167	71,945	46,222
General Electric Co. 2.700%, 10/09/22	1.000	0.517	06/20/24		1,125	18,208	(12,381)	30,589
General Electric Co. 2.700%, 10/09/22	1.000	0.613	12/20/24		475	7,080	(5,628)	12,708
ICE CD ITXEB	5.000	2.525	06/20/26	EUR	2,400	337,833	307,635	30,198
Prudential Financial, Inc., 3.500%, 05/15/24	1.000	0.347	06/20/24		$825	17,615	8,968	8,647
Republic of Indonesia, 5.875%, 03/13/20	1.000	0.515	06/20/24		2,430	39,252	4,828	34,424
State of Qatar, 9.750%, 06/15/30	1.000	0.294	06/20/24		210	4,971	2,957	2,014
State of Qatar, 9.750%, 06/15/30	1.000	0.345	12/20/24		100	2,507	1,571	936
The Boeing Co., 8.750%, 08/15/21	1.000	0.770	06/20/24		500	4,152	6,989	(2,837)

TOTAL						$90,493	$(51,559)	$142,052

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At March 31, 2021, the Fund had the following purchased and written options:

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
3Y IRS	JPMorgan Securities, Inc.	0.700%	11/14/2022	10,200,000	$10,200,000	$27,548	$103,239	$(75,691)
Puts
3M IRS	BofA Securities LLC	0.584	06/30/2021	660,000	660,000	16,056	17,260	(1,204)
3M IRS	Citibank NA	0.428	06/07/2021	640,000	640,000	26,898	25,017	1,881
3M IRS	Citibank NA	0.465	06/25/2021	650,000	650,000	26,410	19,408	7,002
3M IRS	Deutsche Bank AG (London)	0.925	06/01/2021	17,800,000	17,800,000	198,402	120,535	77,867
3M IRS	JPMorgan Securities, Inc.	0.325	06/01/2021	600,000	600,000	39,197	26,522	12,675
3M IRS	JPMorgan Securities, Inc.	0.390	06/01/2021	650,000	650,000	31,746	23,957	7,789
6M IRS	JPMorgan Securities, Inc.	0.750	08/10/2021	18,970,000	18,970,000	441,027	96,747	344,280
3M IRS	UBS AG (London)	0.415	06/04/2021	640,000	640,000	28,153	23,673	4,480
				40,610,000	$40,610,000	$807,889	$353,119	$454,770

Total purchased option contracts				50,810,000	$50,810,000	$835,437	$456,358	$379,079
Written option contracts
Calls
1M IRS	Citibank NA	0.031	04/29/2021	(3,350,000)	$(3,350,000)	$(11,623)	$(19,533)	$7,910
1M IRS	Deutsche Bank AG (London)	0.039	04/12/2021	(3,350,000)	(3,350,000)	(6,243)	(19,535)	13,292
1M IRS	Deutsche Bank AG (London)	1.638	04/06/2021	(3,780,000)	(3,780,000)	(1,224)	(37,422)	36,198
1M IRS	JPMorgan Securities, Inc.	0.091	04/19/2021	(3,350,000)	(3,350,000)	(18,540)	(21,352)	2,812
3Y IRS	JPMorgan Securities, Inc.	1.060	11/14/2022	(2,000,000)	(2,000,000)	(24,107)	(103,884)	79,777
1M IRS	MS & Co. Int. PLC	1.650	04/16/2021	(3,780,000)	(3,780,000)	(6,449)	(35,627)	29,178
1M IRS	MS & Co. Int. PLC	1.715	04/29/2021	(3,780,000)	(3,780,000)	(22,730)	(34,303)	11,573
1M IRS	MS & Co. Int. PLC	1.719	04/22/2021	(3,780,000)	(3,780,000)	(16,435)	(34,870)	18,435
3M IRS	MS & Co. Int. PLC	0.040	04/06/2021	(1,320,000)	(1,320,000)	–	(44,800)	44,800
1M IRS	UBS AG (London)	0.023	04/06/2021	(3,350,000)	(3,350,000)	(1,987)	(22,457)	20,470

				(31,840,000)	$(31,840,000)	$(109,338)	$(373,783)	$264,445
Puts
3M IRS	BofA Securities LLC	1.250%	06/30/2021	(4,070,000)	(4,070,000)	(21,130)	(17,501)	(3,629)
1M IRS	Citibank NA	0.031	04/29/2021	(3,350,000)	(3,350,000)	(30,875)	(19,533)	(11,342)
3M IRS	Citibank NA	1.025	06/07/2021	(4,060,000)	(4,060,000)	(33,552)	(24,461)	(9,091)
1M IRS	Deutsche Bank AG (London)	0.039	04/12/2021	(3,350,000)	(3,350,000)	(20,506)	(19,535)	(971)
1M IRS	Deutsche Bank AG (London)	1.638	04/06/2021	(3,780,000)	(3,780,000)	(51,810)	(37,422)	(14,388)
3M IRS	Deutsche Bank AG (London)	1.095	06/01/2021	(17,800,000)	(17,800,000)	(106,011)	(75,334)	(30,677)
3M IRS	Deutsche Bank AG (London)	1.265	06/01/2021	(17,800,000)	(17,800,000)	(53,367)	(45,201)	(8,166)
1M IRS	JPMorgan Securities, Inc.	0.091	04/19/2021	(3,350,000)	(3,350,000)	(12,995)	(21,352)	8,357
3M IRS	JPMorgan Securities, Inc.	0.980	06/01/2021	(4,190,000)	(4,190,000)	(38,575)	(23,045)	(15,530)
6M IRS	JPMorgan Securities, Inc.	0.878	08/10/2021	(18,970,000)	(18,970,000)	(340,542)	(58,807)	(281,735)
6M IRS	JPMorgan Securities, Inc.	1.006	08/10/2021	(18,970,000)	(18,970,000)	(254,167)	(37,940)	(216,227)
1M IRS	MS & Co. Int. PLC	1.650	04/16/2021	(3,780,000)	(3,780,000)	(55,606)	(35,627)	(19,979)
1M IRS	MS & Co. Int. PLC	1.715	04/29/2021	(3,780,000)	(3,780,000)	(49,413)	(34,303)	(15,110)
1M IRS	MS & Co. Int. PLC	1.719	04/22/2021	(3,780,000)	(3,780,000)	(42,489)	(34,871)	(7,618)
3M IRS	MS & Co. Int. PLC	0.912	06/01/2021	(3,900,000)	(3,900,000)	(45,388)	(26,130)	(19,258)
1M IRS	UBS AG (London)	0.023	04/06/2021	(3,350,000)	(3,350,000)	(21,852)	(22,457)	605

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS (continued)

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Puts (continued)
3M IRS	UBS AG (London)	0.963%	06/04/2021	(4,080,000)	$(4,080,000)	$(41,157)	$(23,664)	$(17,493)
3M IRS	UBS AG (London)	1.100	06/25/2021	(4,110,000)	(4,110,000)	(32,587)	(18,803)	(13,784)

				(126,470,000)	$(126,470,000)	$(1,252,022)	$(575,986)	$(676,036)

Total written option contracts				(158,310,000)	$(158,310,000)	$(1,361,360)	$(949,769)	$(411,591)

TOTAL				(107,500,000)	$(107,500,000)	$(525,923)	$(493,411)	$(32,512)

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
Call EUR/Put USD	HSBC Bank PLC	$1.190	04/28/2021	15,162,000	$15,162,000	$31,721	$60,622	$(28,901)
Call AUD/Put USD	UBS AG (London)	0.770	04/14/2021	7,018,000	7,018,000	11,993	17,617	(5,624)

				22,180,000	$22,180,000	$43,714	$78,239	$(34,525)
Puts
Put USD/Call TWD	BNP Paribas SA	28.200	04/28/2021	1,778,000	1,778,000	4,849	4,404	445
Put USD/Call TWD	Citibank NA	28.150	05/05/2021	1,778,000	1,778,000	5,518	6,025	(507)
Put USD/Call SGD	Deutsche Bank AG (London)	1.334	04/01/2021	8,924,000	8,924,000	9	10,450	(10,441)
Put USD/Call SGD	Deutsche Bank AG (London)	1.335	05/03/2021	8,889,000	8,889,000	20,400	23,049	(2,649)
Put USD/Call SGD	UBS AG (London)	1.335	04/01/2021	3,553,000	3,553,000	4	5,710	(5,706)
				24,922,000	$24,922,000	$30,780	$49,638	$(18,858)

Total purchased option contracts				47,102,000	$47,102,000	$74,494	$127,877	$(53,383)
Written option contracts
Calls
Call USD/Put ILS	BNP Paribas SA	3.370	04/20/2021	(1,785,000)	(1,785,000)	(6,262)	(3,320)	(2,942)
Call USD/Put TWD	BNP Paribas SA	28.800	04/28/2021	(1,778,000)	(1,778,000)	(3,287)	(4,217)	930
Call USD/Put TWD	Citibank NA	28.700	05/05/2021	(1,778,000)	(1,778,000)	(4,737)	(4,584)	(153)

				(5,341,000)	$(5,341,000)	$(14,286)	$(12,121)	$(2,165)
Puts
Put USD/Call RUB	JPMorgan Securities, Inc.	72.350	09/30/2021	(1,778,000)	(1,778,000)	(23,222)	(24,634)	1,412

Total written option contracts				(7,119,000)	$(7,119,000)	$(37,508)	$(36,755)	$(753)

TOTAL				39,983,000	$39,983,000	$36,986	$91,122	$(54,136)

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

March 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

Abbreviations:
1M IRS	—1 Month Interest Rate Swaptions
3M IRS	—3 Month Interest Rate Swaptions
3Y IRS	—3 Year Interest Rate Swaptions
6M IRS	—6 Month Interest Rate Swaptions
1M BID Avg	—1 Month Brazilian Interbank Deposit Average
BofA Securities LLC	—Bank of America Securities LLC
CDX.NA.EM Index 35	—CDX North America Emerging Markets Index 35
CDX.NA.IG Index 28	—CDX North America Investment Grade Index 28
CDX.NA.IG Index 34	—CDX North America Investment Grade Index 34
ICE CD ITXEB	—iTraxx Europe Index
Mexico IB TIIE 28D	—Mexico Interbank TIIE 28 Days
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments

March 31, 2021

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – 38.4%
Aerospace & Defense – 0.9%
	Northrop Grumman Corp.(a)
	$1,925,000	2.930%		01/15/25	$2,049,817
	2,750,000	3.250		01/15/28	2,945,277
	105,000	4.030		10/15/47	116,443
	2,275,000	5.250		05/01/50	2,966,145
	Raytheon Technologies Corp.
	1,775,000	3.950	(a)	08/16/25	1,972,682
	775,000	4.125	(a)	11/16/28	872,495
	800,000	5.700		04/15/40	1,061,424
	350,000	4.050	(a)	05/04/47	389,039
	200,000	4.625	(a)	11/16/48	241,978
	The Boeing Co.(a)
	1,575,000	3.450		11/01/28	1,629,401
	300,000	3.250		02/01/35	290,148
	275,000	3.375		06/15/46	248,135
	100,000	3.625		03/01/48	92,165
	100,000	3.850		11/01/48	96,652
	2,725,000	5.805		05/01/50	3,446,989

					18,418,790

Agriculture(a) – 0.2%
	BAT Capital Corp.
	1,685,000	3.222		08/15/24	1,795,688
	2,550,000	2.259		03/25/28	2,507,950
	425,000	4.758		09/06/49	439,093
	225,000	5.282		04/02/50	249,311

					4,992,042

Automotive – 0.4%
	Ford Motor Credit Co. LLC
	1,200,000	5.875		08/02/21	1,216,489
	General Motors Co.
	1,425,000	5.400		10/02/23	1,579,441
	550,000	4.000		04/01/25	599,198
	200,000	5.950	(a)	04/01/49	254,040
	General Motors Financial Co., Inc.(a)
	675,000	4.300		07/13/25	742,324
	300,000	5.650		01/17/29	357,534
	2,825,000	2.350		01/08/31	2,698,638

					7,447,664

Banks – 9.2%
	ABN AMRO Bank NV(a)(b) (-1x 5 Year EUR Swap + 4.674%)
EUR	1,600,000	4.375		12/31/99	1,999,125
	Banco Santander SA
	$2,400,000	2.746		05/28/25	2,510,568
	400,000	4.250		04/11/27	445,704
	800,000	3.306		06/27/29	846,960
	800,000	2.749		12/03/30	760,568
	Bank of America Corp.
	4,810,000	4.200		08/26/24	5,302,496
	5,000,000	4.183	(a)	11/25/27	5,561,950
	350,000	6.110		01/29/37	462,763
	(3M USD LIBOR + 0.990%)
	225,000	2.496	(a)(b)	02/13/31	223,448

Corporate Obligations – (continued)
Banks – (continued)
	(3M USD LIBOR + 1.190%)
	1,325,000	2.884	(a)(b)	10/22/30	1,362,206
	(3M USD LIBOR + 1.370%)
	1,550,000	3.593	(a)(b)	07/21/28	1,684,106
	(SOFR + 1.370%)
	5,725,000	1.922	(a)(b)	10/24/31	5,385,450
	(SOFR + 1.530%)
	3,725,000	1.898	(a)(b)	07/23/31	3,504,219
	(SOFR + 2.150%)
	5,225,000	2.592	(a)(b)	04/29/31	5,208,489
	Barclays PLC(a)(b)
	(3M USD LIBOR + 1.400%)
	2,725,000	4.610		02/15/23	2,815,252
	(3M USD LIBOR + 2.452%)
	2,600,000	2.852		05/07/26	2,719,548
	BNP Paribas SA(c)
	3,825,000	3.500		03/01/23	4,033,730
	900,000	3.375		01/09/25	966,033
	(5 Year USD Swap + 4.149%)
	650,000	6.625	(a)(b)	12/31/99	708,819
	(SOFR + 1.004%)
	3,025,000	1.323	(a)(b)	01/13/27	2,961,203
	(SOFR + 2.074%)
	1,325,000	2.219	(a)(b)	06/09/26	1,358,456
	BPCE SA(c)
	2,250,000	4.000		09/12/23	2,427,480
	1,150,000	4.625		09/12/28	1,329,193
	(SOFR + 1.312%)
	1,650,000	2.277	(a)(b)	01/20/32	1,591,507
	(SOFR + 1.520%)
	1,675,000	1.652	(a)(b)	10/06/26	1,670,829
	Capital One NA(a)
	1,700,000	2.650		08/08/22	1,747,226
	CIT Bank NA(a) (b)(SOFR + 1.715%)
	1,500,000	2.969		09/27/25	1,575,945
	CIT Group, Inc.(a)
	224,000	4.750		02/16/24	243,040
	Citigroup, Inc.
	2,595,000	3.500		05/15/23	2,746,730
	2,500,000	4.600		03/09/26	2,817,625
	3,175,000	3.400		05/01/26	3,448,971
	2,450,000	4.450		09/29/27	2,755,515
	4,925,000	4.125		07/25/28	5,435,772
	(3M USD LIBOR + 1.023%)
	1,795,000	4.044	(a)(b)	06/01/24	1,924,348
	(SOFR + 1.422%)
	1,375,000	2.976	(a)(b)	11/05/30	1,422,121
	Credit Agricole SA(c)
	1,050,000	3.250		10/04/24	1,127,669
	(5 Year USD Swap + 4.319%)
	600,000	6.875	(a)(b)	12/31/99	666,552
	(SOFR + 1.676%)
	1,275,000	1.907	(a)(b)	06/16/26	1,293,284
	Credit Suisse AG
	1,175,000	2.950		04/09/25	1,243,761

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
	Credit Suisse Group AG
	$683,000	4.550%		04/17/26	$764,605
	1,400,000	4.282	(a)(c)	01/09/28	1,540,252
	(3M USD LIBOR + 1.410%)
	1,675,000	3.869	(a)(b)(c)	01/12/29	1,790,692
	(SOFR + 3.730%)
	1,925,000	4.194	(a)(b)(c)	04/01/31	2,093,514
	Deutsche Bank AG(a)(b)
	(SOFR + 1.870%)
	1,725,000	2.129		11/24/26	1,728,329
	(SOFR + 2.159%)
	1,075,000	2.222		09/18/24	1,101,983
	Erste Group Bank AG(a)(b) (5 Year EUR Swap + 6.204%)
EUR	1,600,000	6.500		12/31/99	2,105,456
	Fifth Third Bancorp(a)
	$1,235,000	2.375		01/28/25	1,288,031
	HSBC Holdings PLC
	600,000	4.950		03/31/30	699,690
	(3M USD LIBOR + 1.000%)
	850,000	1.189	(a)(b)	05/18/24	859,027
	(3M USD LIBOR + 1.055%)
	1,200,000	3.262	(a)(b)	03/13/23	1,230,108
	(3M USD LIBOR + 1.211%)
	1,625,000	3.803	(a)(b)	03/11/25	1,752,091
	(SOFR + 1.538%)
	3,625,000	1.645	(a)(b)	04/18/26	3,628,444
	Huntington Bancshares, Inc.(a)
	1,625,000	4.000		05/15/25	1,801,020
	ING Groep NV(a)(b)(c) (1 Year CMT + 1.100%)
	3,400,000	1.400		07/01/26	3,383,000
	JPMorgan Chase & Co.(a)(b)
	(3M USD LIBOR + 0.730%)
	640,000	3.559		04/23/24	678,208
	(3M USD LIBOR + 0.890%)
	650,000	3.797		07/23/24	696,157
	(3M USD LIBOR + 0.945%)
	1,400,000	3.509		01/23/29	1,516,074
	(3M USD LIBOR + 1.000%)
	3,025,000	4.023		12/05/24	3,282,246
	(3M USD LIBOR + 1.245%)
	2,275,000	3.960		01/29/27	2,515,126
	(3M USD LIBOR + 1.337%)
	2,150,000	3.782		02/01/28	2,371,278
	(3M USD LIBOR + 1.360%)
	800,000	3.882		07/24/38	884,400
	(3M USD LIBOR + 3.800%)
	2,250,000	4.005		12/29/49	2,251,417
	(SOFR + 2.040%)
	100,000	2.522		04/22/31	99,685
	(SOFR + 2.515%)
	925,000	2.956		05/13/31	941,465
	(SOFR + 3.125%)
	2,350,000	4.600		12/31/99	2,374,416
	(SOFR + 3.790%)
	275,000	4.493		03/24/31	317,224

Corporate Obligations – (continued)
Banks – (continued)
	Macquarie Bank Ltd.(a)(b)(c) (5 year CMT + 1.700%)
	2,550,000	3.052		03/03/36	2,441,191
	Macquarie Group Ltd.(a)(b)(c) (SOFR + 1.069%)
	1,900,000	1.340		01/12/27	1,863,976
	Mitsubishi UFJ Financial Group, Inc.
	1,700,000	3.751		07/18/39	1,840,267
	Morgan Stanley, Inc.
	2,200,000	4.875		11/01/22	2,346,630
	525,000	3.875		04/29/24	573,479
	3,300,000	3.700		10/23/24	3,614,754
	700,000	4.000		07/23/25	776,930
	4,000,000	3.950		04/23/27	4,414,560
	(3M USD LIBOR + 0.847%)
	550,000	3.737	(a)(b)	04/24/24	584,502
	(3M USD LIBOR + 1.628%)
	325,000	4.431	(a)(b)	01/23/30	372,145
	(SOFR + 0.720%)
	5,100,000	0.985	(a)(b)	12/10/26	4,977,243
	(SOFR + 1.034%)
	2,625,000	1.794	(a)(b)	02/13/32	2,450,595
	(SOFR + 1.143%)
	8,575,000	2.699	(a)(b)	01/22/31	8,698,480
	(SOFR + 1.152%)
	1,050,000	2.720	(a)(b)	07/22/25	1,107,404
	(SOFR + 3.120%)
	1,325,000	3.622	(a)(b)	04/01/31	1,436,591
	Natwest Group PLC
	1,336,000	3.875		09/12/23	1,432,726
	(3M USD LIBOR + 1.480%)
	1,883,000	3.498	(a)(b)	05/15/23	1,940,431
	(3M USD LIBOR + 1.550%)
	2,100,000	4.519	(a)(b)	06/25/24	2,269,113
	(3M USD LIBOR + 1.762%)
	400,000	4.269	(a)(b)	03/22/25	436,476
	(5 Year CMT + 2.100%)
	500,000	3.754	(a)(b)	11/01/29	531,250
	Santander UK PLC
	1,158,000	2.875		06/18/24	1,233,177
	Standard Chartered PLC(a)(b)(c) (3M USD LIBOR + 1.150%)
	3,008,000	4.247		01/20/23	3,091,292
	State Street Corp.(a)(b) (SOFR + 2.650%)
	100,000	3.152		03/30/31	106,104
	Truist Bank(a)
	1,250,000	2.250		03/11/30	1,220,063
	UBS Group AG(c)
	2,550,000	4.125		09/24/25	2,834,146
	Wells Fargo & Co.
	1,135,000	3.750	(a)	01/24/24	1,227,264
	2,700,000	3.000		10/23/26	2,888,892
	4,150,000	4.300		07/22/27	4,692,031
	(3M USD LIBOR + 4.240%)
	325,000	5.013	(a)(b)	04/04/51	416,452
	Westpac Banking Corp.(a)(b) (5 Year CMT + 2.000%)
	700,000	4.110		07/24/34	747,978

					192,548,741

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Beverages – 1.2%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.(a)
$850,000	4.700%		02/01/36	$996,770
6,675,000	4.900		02/01/46	7,933,037
Anheuser-Busch InBev Worldwide, Inc.
1,200,000	4.750	(a)	01/23/29	1,402,176
400,000	4.950		01/15/42	479,600
3,275,000	4.600	(a)	04/15/48	3,754,755
350,000	5.550	(a)	01/23/49	451,364
925,000	4.500	(a)	06/01/50	1,052,252
Bacardi Ltd.(a)(c)
1,500,000	5.300		05/15/48	1,842,945
Constellation Brands, Inc.(a)
1,375,000	4.400		11/15/25	1,550,656
625,000	3.700		12/06/26	686,400
1,075,000	3.600		02/15/28	1,170,234
1,425,000	3.150		08/01/29	1,492,744
Keurig Dr Pepper, Inc.(a)
704,000	4.057		05/25/23	755,188
225,000	5.085		05/25/48	282,089
350,000	3.800		05/01/50	372,351

				24,222,561

Biotechnology(a)(c) – 0.1%
Royalty Pharma PLC
1,475,000	1.200		09/02/25	1,448,140

Building Materials(a) – 0.3%
Carrier Global Corp.
3,375,000	2.493		02/15/27	3,492,686
1,750,000	2.722		02/15/30	1,766,433
Masco Corp.
1,300,000	1.500		02/15/28	1,250,470

				6,509,589

Chemicals – 0.7%
DuPont de Nemours, Inc.(a)
925,000	4.205		11/15/23	1,004,152
975,000	4.493		11/15/25	1,103,456
75,000	5.419		11/15/48	97,749
Ecolab, Inc.
133,000	5.500		12/08/41	174,112
231,000	3.950	(a)	12/01/47	260,048
Huntsman International LLC(a)
850,000	4.500		05/01/29	938,091
Nutrition & Biosciences, Inc.(a)(c)
2,300,000	1.832		10/15/27	2,250,573
4,025,000	2.300		11/01/30	3,901,956
950,000	3.268		11/15/40	934,363
Syngenta Finance NV(c)
2,590,000	3.933		04/23/21	2,593,004
The Sherwin-Williams Co.(a)
325,000	3.125		06/01/24	346,424
1,900,000	3.450		06/01/27	2,071,266
100,000	3.300		05/15/50	98,981

				15,774,175

Corporate Obligations – (continued)
Commercial Services – 1.0%
CoStar Group, Inc.(a)(c)
2,225,000	2.800		07/15/30	2,166,244
DP World PLC
100,000	6.850	(c)	07/02/37	129,844
200,000	5.625		09/25/48	234,313
Emory University(a)
4,015,000	2.143		09/01/30	3,969,690
Global Payments, Inc.(a)
875,000	2.650		02/15/25	919,240
550,000	3.200		08/15/29	579,161
IHS Markit Ltd.(a)
2,800,000	4.000	(c)	03/01/26	3,085,376
1,775,000	4.250		05/01/29	1,994,656
PayPal Holdings, Inc.(a)
3,825,000	1.650		06/01/25	3,898,211
3,000,000	2.650		10/01/26	3,175,110
The University of Chicago
320,000	5.420		10/01/30	391,544

				20,543,389

Computers(a) – 1.2%
Amdocs Ltd.
1,225,000	2.538		06/15/30	1,201,443
Apple, Inc.
4,050,000	2.450		08/04/26	4,270,320
Dell International LLC/EMC Corp.(c)
1,625,000	5.450		06/15/23	1,775,897
875,000	5.850		07/15/25	1,020,346
2,351,000	6.020		06/15/26	2,781,868
176,000	5.300		10/01/29	205,799
200,000	6.200		07/15/30	249,040
1,000,000	8.100		07/15/36	1,465,550
Hewlett Packard Enterprise Co.
2,400,000	2.250		04/01/23	2,472,024
4,325,000	4.450		10/02/23	4,701,880
1,775,000	4.650		10/01/24	1,985,462
1,782,000	4.900		10/15/25	2,031,266
410,000	6.350		10/15/45	535,194

				24,696,089

Diversified Financial Services – 1.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
2,075,000	4.625		07/01/22	2,164,847
1,450,000	3.300	(a)	01/23/23	1,502,272
900,000	4.875	(a)	01/16/24	978,975
965,000	6.500	(a)	07/15/25	1,125,489
Air Lease Corp.(a)
2,250,000	2.300		02/01/25	2,297,025
1,625,000	3.375		07/01/25	1,717,202
1,700,000	2.875		01/15/26	1,759,483
2,200,000	3.750		06/01/26	2,349,710
Ally Financial, Inc.(a)
975,000	1.450		10/02/23	989,469
American Express Co.(a)
555,000	2.500		07/30/24	586,585
700,000	3.625		12/05/24	763,798

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Diversified Financial Services – (continued)
(3M USD LIBOR + 3.285%)
$1,010,000	3.469	% (b)	12/29/49	$1,003,688
Aviation Capital Group LLC(a)(c)
1,600,000	1.950		01/30/26	1,559,024
Avolon Holdings Funding Ltd.(a)(c)
975,000	3.950		07/01/24	1,019,060
2,125,000	2.875		02/15/25	2,126,827
1,050,000	4.250		04/15/26	1,098,447
Capital One Financial Corp.
1,050,000	3.500		06/15/23	1,116,801
1,110,000	3.300	(a)	10/30/24	1,196,880
GE Capital International Funding Co.
3,500,000	3.373		11/15/25	3,792,810
800,000	4.418		11/15/35	915,488
Huarong Finance 2017 Co. Ltd.
200,000	4.750		04/27/27	217,875
200,000	4.250		11/07/27	212,875
Huarong Finance 2019 Co. Ltd.
500,000	3.750		05/29/24	526,719
590,000	3.875	(a)	11/13/29	596,638
440,000	3.375	(a)	02/24/30	426,938
Intercontinental Exchange, Inc.(a)
1,100,000	3.000		06/15/50	1,018,589
JAB Holdings B.V.(a)(c)
500,000	2.200		11/23/30	469,810
Mastercard, Inc.(a)
850,000	3.300		03/26/27	934,660
Nasdaq, Inc.(a)
350,000	3.250		04/28/50	329,081
Raymond James Financial, Inc.(a)
275,000	4.650		04/01/30	321,054
Visa, Inc.(a)
325,000	2.050		04/15/30	323,999

				35,442,118

Electrical – 1.7%
AEP Transmission Co. LLC(a)
225,000	3.650		04/01/50	239,987
Alliant Energy Finance LLC(a)(c)
825,000	3.750		06/15/23	876,942
225,000	4.250		06/15/28	252,884
Ameren Corp.(a)
400,000	3.500		01/15/31	425,344
American Electric Power Co., Inc.(a)
850,000	2.300		03/01/30	828,529
Arizona Public Service Co.(a)
1,175,000	2.950		09/15/27	1,264,535
Avangrid, Inc.(a)
925,000	3.200		04/15/25	991,378
Berkshire Hathaway Energy Co.(a)
1,275,000	3.700		07/15/30	1,412,879
250,000	4.250		10/15/50	288,175
Dominion Energy, Inc.
1,650,000	3.071	(d)	08/15/24	1,760,632
725,000	3.375	(a)	04/01/30	772,335

Corporate Obligations – (continued)
Electrical – (continued)
Duke Energy Corp.(a)
2,100,000	3.150		08/15/27	2,242,359
Emera US Finance LP(a)
950,000	2.700		06/15/21	952,337
Enel Finance International NV(c)
1,375,000	2.875		05/25/22	1,410,860
Entergy Corp.(a)
1,025,000	2.950		09/01/26	1,092,517
Exelon Corp.(a)
1,125,000	3.497		06/01/22	1,160,269
1,000,000	4.050		04/15/30	1,111,960
125,000	4.700		04/15/50	149,896
FirstEnergy Corp.(a)
2,175,000	2.650		03/01/30	2,106,725
1,125,000	2.250		09/01/30	1,037,462
Florida Power & Light Co.(a)
832,000	4.125		02/01/42	958,772
NRG Energy, Inc.(a)(c)
1,625,000	3.750		06/15/24	1,741,122
Ohio Power Co.(a)
675,000	2.600		04/01/30	687,076
Pacific Gas & Electric Co.(a)
850,000	2.100		08/01/27	832,074
1,475,000	2.500		02/01/31	1,391,102
500,000	3.300		08/01/40	450,825
1,025,000	3.500		08/01/50	892,047
Southern California Edison Co.(a)
1,075,000	4.200		03/01/29	1,197,797
The Southern Co.(a)
1,730,000	3.250		07/01/26	1,852,311
Virginia Electric and Power Co.(a)
1,925,000	2.450		12/15/50	1,654,210
Vistra Operations Co. LLC(a)(c)
3,350,000	3.550		07/15/24	3,509,125

				35,544,466

Engineering & Construction(a) – 0.1%
Mexico City Airport Trust
400,000	4.250		10/31/26	422,125
440,000	3.875	(c)	04/30/28	445,913
200,000	5.500	(c)	10/31/46	196,810
420,000	5.500		07/31/47	413,826
340,000	5.500	(c)	07/31/47	335,002

				1,813,676

Environmental – 0.2%
Republic Services, Inc.(a)
1,650,000	2.500		08/15/24	1,736,872
2,525,000	1.750		02/15/32	2,347,720
The Nature Conservancy
60,000	0.944		07/01/26	58,680
75,000	1.304		07/01/28	71,309
Waste Management, Inc.(a)
925,000	1.150		03/15/28	876,308

				5,090,889

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Food & Drug Retailing(a) – 0.4%
	Mars, Inc.(c)
	$525,000	2.700%		04/01/25	$556,143
	925,000	3.200		04/01/30	990,481
	Smithfield Foods, Inc.(c)
	2,350,000	2.650		10/03/21	2,367,413
	Sysco Corp.
	225,000	6.600		04/01/40	315,115
	875,000	6.600		04/01/50	1,267,026
	The JM Smucker Co.
	700,000	2.375		03/15/30	690,305
	Tyson Foods, Inc.
	1,250,000	3.900		09/28/23	1,347,938

					7,534,421

Gas(a) – 0.2%
	NiSource, Inc.
	2,500,000	3.490		05/15/27	2,715,775
	325,000	3.600		05/01/30	352,326
	The East Ohio Gas Co.(c)
	525,000	1.300		06/15/25	523,541
	525,000	2.000		06/15/30	505,722

					4,097,364

Hand/Machine Tools(a) – 0.1%
	Stanley Black & Decker, Inc.
	1,400,000	4.250		11/15/28	1,605,352

Healthcare Providers & Services(a) – 1.3%
	Adventist Health System/West
	540,000	2.952		03/01/29	558,323
	Banner Health
	3,235,000	2.338		01/01/30	3,243,848
	Baylor Scott & White Holdings
	1,140,000	1.777		11/15/30	1,084,892
	Centene Corp.
	2,850,000	4.250		12/15/27	2,995,663
	CommonSpirit Health
	2,385,000	3.910		10/01/50	2,429,610
	DENTSPLY SIRONA, Inc.
	1,125,000	3.250		06/01/30	1,175,209
	DH Europe Finance II S.a.r.l.
	1,725,000	2.200		11/15/24	1,798,813
	1,225,000	3.250		11/15/39	1,250,468
	PeaceHealth Obligated Group
	1,280,000	1.375		11/15/25	1,277,347
	Rush Obligated Group
	1,320,000	3.922		11/15/29	1,471,430
	Stanford Health Care
	975,000	3.310		08/15/30	1,054,029
	STERIS Irish FinCo UnLtd Co.
	2,175,000	2.700		03/15/31	2,157,252
	Stryker Corp.
	475,000	3.375		11/01/25	516,544
	2,825,000	1.950		06/15/30	2,730,363
	Sutter Health
	605,000	2.294		08/15/30	595,477

Corporate Obligations – (continued)
Healthcare Providers & Services(a) – (continued)
	Thermo Fisher Scientific, Inc.
	775,000	4.497		03/25/30	904,456
	300,000	4.100		08/15/47	349,242
	Zimmer Biomet Holdings, Inc.
	2,475,000	3.550		03/20/30	2,649,290

					28,242,256

Household Products (a) – 0.0%
	Kimberly-Clark Corp.
	350,000	3.100		03/26/30	377,146

Insurance – 0.8%
	AIA Group Ltd.(a)(c)
	875,000	3.900		04/06/28	959,420
	American International Group, Inc.
	474,000	4.875		06/01/22	497,681
	300,000	4.125		02/15/24	328,497
	3,875,000	3.900	(a)	04/01/26	4,277,419
	775,000	3.400	(a)	06/30/30	824,538
	Arch Capital Finance LLC(a)
	1,200,000	4.011		12/15/26	1,354,464
	Arch Capital Group Ltd.
	1,125,000	7.350		05/01/34	1,613,846
	Great-West Lifeco Finance 2018 LP(a)(c)
	1,125,000	4.047		05/17/28	1,265,670
	Marsh & McLennan Cos., Inc.(a)
	1,325,000	4.375		03/15/29	1,520,490
	New York Life Insurance Co.(a)(c)
	925,000	3.750		05/15/50	978,225
	Principal Financial Group, Inc.(a)
	2,250,000	2.125		06/15/30	2,168,415
	Willis North America, Inc.(a)
	700,000	2.950		09/15/29	726,537

					16,515,202

Internet(a) – 0.6%
	Amazon.com, Inc.
	2,300,000	5.200		12/03/25	2,706,525
	1,300,000	4.800		12/05/34	1,641,757
	525,000	3.875		08/22/37	599,078
	Booking Holdings, Inc.
	575,000	4.100		04/13/25	641,700
	Expedia Group, Inc.
	1,025,000	3.600	(c)	12/15/23	1,088,396
	2,850,000	4.500		08/15/24	3,111,658
	475,000	4.625	(c)	08/01/27	528,020
	825,000	3.800		02/15/28	871,571
	1,225,000	2.950	(c)	03/15/31	1,207,360
	Prosus NV(c)
	420,000	3.680		01/21/30	434,175
EUR	100,000	2.031		08/03/32	119,322
	$230,000	4.027		08/03/50	209,300
	210,000	3.832		02/08/51	185,336

					13,344,198

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Iron/Steel (a) – 0.1%
Steel Dynamics, Inc.
$490,000	2.400%		06/15/25	$511,153
1,075,000	1.650		10/15/27	1,053,941

				1,565,094

Machinery-Diversified(a) – 0.2%
Otis Worldwide Corp.
625,000	2.293		04/05/27	641,631
4,000,000	2.565		02/15/30	4,027,160

				4,668,791

Media – 1.6%
Charter Communications Operating LLC/Charter Communications Operating Capital(a)
8,750,000	4.908		07/23/25	9,930,112
6,675,000	3.750		02/15/28	7,233,431
Comcast Corp.(a)
1,275,000	3.700		04/15/24	1,391,216
725,000	3.100		04/01/25	782,210
1,300,000	3.950		10/15/25	1,452,386
1,173,000	3.300		02/01/27	1,279,215
1,775,000	3.300		04/01/27	1,937,253
1,550,000	3.150		02/15/28	1,673,411
1,775,000	4.150		10/15/28	2,029,872
1,325,000	4.250		10/15/30	1,528,692
325,000	3.750		04/01/40	356,866
275,000	4.700		10/15/48	339,796
Fox Corp.(a)
700,000	4.030		01/25/24	760,249
600,000	5.476		01/25/39	749,148
The Walt Disney Co.
1,800,000	2.200		01/13/28	1,836,792
Time Warner Cable LLC(a)
275,000	5.875		11/15/40	341,646

				33,622,295

Mining – 0.3%
Glencore Funding LLC(c)
1,300,000	4.125	(a)	03/12/24	1,407,380
1,181,000	4.625		04/29/24	1,302,277
Newcrest Finance Pty Ltd.(a)(c)
525,000	3.250		05/13/30	550,567
Newmont Corp.(a)
2,050,000	2.250		10/01/30	1,996,864
Teck Resources Ltd.(a)
900,000	3.900		07/15/30	940,005

				6,197,093

Miscellaneous Manufacturing – 0.2%
General Electric Co.
225,000	2.700		10/09/22	232,783
450,000	3.450	(a)	05/01/27	488,704
625,000	3.625	(a)	05/01/30	672,825
700,000	5.875		01/14/38	905,723
550,000	4.250	(a)	05/01/40	604,219

Corporate Obligations – (continued)
Miscellaneous Manufacturing – (continued)
General Electric Co. – (continued)
1,925,000	4.350	(a)	05/01/50	2,138,675

				5,042,929

Oil Field Services – 1.0%
BP Capital Markets America, Inc.(a)
1,125,000	3.224		04/14/24	1,207,204
Devon Energy Corp.(a)
514,000	5.850		12/15/25	599,452
180,000	5.600		07/15/41	208,100
Gazprom PJSC Via Gaz Capital SA(c)
990,000	5.150		02/11/26	1,084,359
Gazprom PJSC Via Gaz Finance PLC(c)
1,210,000	3.250		02/25/30	1,157,819
Lukoil Securities B.V.(c)
790,000	3.875		05/06/30	814,980
Marathon Petroleum Corp.(a)
2,050,000	4.500		05/01/23	2,199,199
600,000	3.625		09/15/24	648,522
375,000	3.800		04/01/28	406,200
Occidental Petroleum Corp.(a)
3,175,000	2.900		08/15/24	3,131,344
Ovintiv Exploration, Inc.
1,649,000	5.625		07/01/24	1,811,839
Phillips 66
1,325,000	3.700		04/06/23	1,404,752
375,000	3.850	(a)	04/09/25	410,708
725,000	1.300	(a)	02/15/26	717,714
Suncor Energy, Inc.
775,000	2.800		05/15/23	809,766
1,550,000	3.100	(a)	05/15/25	1,655,198
Valero Energy Corp.
2,175,000	2.700		04/15/23	2,258,324
1,150,000	2.850	(a)	04/15/25	1,201,704

				21,727,184

Packaging(a)(c) – 0.1%
Berry Global, Inc.
1,475,000	1.570		01/15/26	1,452,064

Pharmaceuticals – 2.2%
AbbVie, Inc.(a)
3,250,000	4.050		11/21/39	3,622,970
125,000	4.875		11/14/48	152,828
4,900,000	4.250		11/21/49	5,546,604
Bayer US Finance II LLC(a)(c)
850,000	3.875		12/15/23	916,283
Becton Dickinson & Co.(a)
1,364,000	2.894		06/06/22	1,399,491
2,200,000	3.363		06/06/24	2,358,796
1,225,000	2.823		05/20/30	1,257,279
1,250,000	4.669		06/06/47	1,493,825
175,000	3.794		05/20/50	185,120
Bristol-Myers Squibb Co.(a)
1,527,000	3.875		08/15/25	1,697,322
700,000	3.900		02/20/28	785,876
1,200,000	4.125		06/15/39	1,396,236
350,000	4.250		10/26/49	412,283

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Pharmaceuticals – (continued)
Cigna Corp.(a)
$5,100,000	4.125%		11/15/25	$5,689,407
3,475,000	3.400		03/15/50	3,439,520
CVS Health Corp.(a)
650,000	2.625		08/15/24	685,795
4,050,000	3.875		07/20/25	4,476,141
675,000	4.780		03/25/38	797,060
550,000	5.125		07/20/45	676,011
425,000	4.250		04/01/50	477,942
Elanco Animal Health, Inc.
1,675,000	4.912		08/27/21	1,694,726
650,000	5.272	(a)	08/28/23	699,473
Pfizer, Inc.(a)
675,000	2.625		04/01/30	700,063
Takeda Pharmaceutical Co. Ltd.(a)
2,400,000	2.050		03/31/30	2,309,088
Zoetis, Inc.(a)
3,850,000	2.000		05/15/30	3,702,391
100,000	4.450		08/20/48	119,751

				46,692,281

Pipelines – 1.5%
Abu Dhabi Crude Oil Pipeline LLC(c)
1,190,000	4.600		11/02/47	1,343,212
Energy Transfer Operating LP(a)
775,000	5.200		02/01/22	795,119
1,950,000	4.200		09/15/23	2,089,093
1,700,000	2.900		05/15/25	1,771,604
50,000	4.950		06/15/28	55,969
1,225,000	5.250		04/15/29	1,396,377
375,000	5.300		04/15/47	392,828
Enterprise Products Operating LLC(a)
85,000	3.750		02/15/25	93,011
EQM Midstream Partners LP(a)
312,000	4.750		07/15/23	322,920
775,000	5.500		07/15/28	811,813
Galaxy Pipeline Assets Bidco Ltd.(c)
200,000	2.625		03/31/36	191,000
320,000	3.250		09/30/40	305,600
Kinder Morgan Energy Partners LP(a)
4,500,000	3.450		02/15/23	4,708,485
MPLX LP(a)
2,151,000	3.375		03/15/23	2,258,034
2,225,000	2.650		08/15/30	2,181,946
275,000	4.500		04/15/38	300,396
645,000	5.500		02/15/49	768,692
Plains All American Pipeline LP/PAA Finance Corp.(a)
525,000	3.650		06/01/22	537,563
1,100,000	3.850		10/15/23	1,164,933
875,000	3.800		09/15/30	891,371
Sabine Pass Liquefaction LLC(a)
1,475,000	6.250		03/15/22	1,531,581
1,650,000	5.625		03/01/25	1,887,913
1,025,000	5.000		03/15/27	1,168,490

Corporate Obligations – (continued)
Pipelines – (continued)
The Williams Cos., Inc.(a)
785,000	3.600		03/15/22	803,754
850,000	3.900		01/15/25	921,256
800,000	4.000		09/15/25	878,080
Western Midstream Operating LP(a)
1,125,000	4.350		02/01/25	1,161,563
475,000	3.950		06/01/25	484,500
225,000	5.450		04/01/44	230,625
165,000	5.300		03/01/48	165,000

				31,612,728

Real Estate(a) – 0.0%
Country Garden Holdings Co. Ltd.
210,000	3.300		01/12/31	198,450

Real Estate Investment Trust(a) – 1.7%
Alexandria Real Estate Equities, Inc.
750,000	3.800		04/15/26	828,698
800,000	3.375		08/15/31	843,632
American Campus Communities Operating Partnership LP
2,575,000	3.750		04/15/23	2,721,775
American Homes 4 Rent LP
723,000	4.900		02/15/29	826,295
American Tower Corp.
2,100,000	3.375		05/15/24	2,251,557
1,750,000	2.400		03/15/25	1,824,620
Crown Castle International Corp.
2,150,000	3.150		07/15/23	2,270,787
125,000	4.150		07/01/50	133,361
CubeSmart LP
1,500,000	4.000		11/15/25	1,650,930
Duke Realty LP
1,075,000	1.750		07/01/30	1,003,674
Essex Portfolio LP
875,000	3.000		01/15/30	896,009
Healthcare Realty Trust, Inc.
625,000	2.050		03/15/31	587,344
Kilroy Realty LP
1,500,000	3.800		01/15/23	1,565,205
1,025,000	4.750		12/15/28	1,159,531
Mid-America Apartments LP
1,125,000	1.700		02/15/31	1,034,336
National Retail Properties, Inc.
790,000	3.900		06/15/24	858,382
1,150,000	4.000		11/15/25	1,263,551
Regency Centers LP
1,950,000	2.950		09/15/29	1,985,334
Spirit Realty LP
1,900,000	4.000		07/15/29	2,057,510
1,200,000	3.400		01/15/30	1,241,520
UDR, Inc.
475,000	2.100		08/01/32	442,382
Ventas Realty LP
975,000	3.500		02/01/25	1,053,419
VEREIT Operating Partnership LP
1,675,000	4.625		11/01/25	1,891,410
400,000	3.950		08/15/27	439,416

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Real Estate Investment Trust(a) – (continued)
VEREIT Operating Partnership LP – (continued)
$875,000	3.400%		01/15/28	$924,761
1,550,000	2.850		12/15/32	1,502,400
WP Carey, Inc.
505,000	4.600		04/01/24	555,626
445,000	4.000		02/01/25	482,972
1,000,000	3.850		07/15/29	1,077,940
725,000	2.400		02/01/31	695,732

				36,070,109

Retailing(a) – 0.9%
7-Eleven, Inc.(c)
2,800,000	1.300		02/10/28	2,678,620
AutoNation, Inc.
825,000	4.750		06/01/30	950,763
Dollar Tree, Inc.
975,000	4.000		05/15/25	1,076,478
1,999,000	4.200		05/15/28	2,245,357
Lowe’s Cos., Inc.
2,500,000	1.700		10/15/30	2,339,275
1,550,000	3.000		10/15/50	1,447,669
McDonald’s Corp.
200,000	4.450		09/01/48	233,076
650,000	4.200		04/01/50	740,838
Starbucks Corp.
1,850,000	3.800		08/15/25	2,041,493
The Home Depot, Inc.
625,000	3.900		12/06/28	715,694
Tractor Supply Co.
1,500,000	1.750		11/01/30	1,390,710
Walgreens Boots Alliance, Inc.
3,050,000	4.100		04/15/50	3,104,137
Walmart, Inc.
800,000	4.050		06/29/48	940,320

				19,904,430

Savings & Loans(a)(b)(c) – 0.1%
Nationwide Building Society (3M USD LIBOR + 1.855%)
975,000	3.960		07/18/30	1,066,718

Semiconductors – 1.1%
Broadcom Corp./Broadcom Cayman Finance Ltd.(a)
2,400,000	3.875		01/15/27	2,603,952
161,000	3.500		01/15/28	170,935
Broadcom, Inc.
4,565,000	3.459	(a)	09/15/26	4,900,939
4,925,000	3.419		04/15/33	4,939,104
3,975,000	3.469		04/15/34	3,988,591
3,700,000	3.500	(a)(c)	02/15/41	3,544,637
Lam Research Corp.(a)
1,175,000	1.900		06/15/30	1,140,902
Microchip Technology, Inc.
1,025,000	3.922		06/01/21	1,030,918
NXP B.V./NXP Funding LLC(c)
225,000	4.625		06/01/23	243,675
NXP B.V./NXP Funding LLC/NXP USA, Inc.(a)(c)
825,000	3.400		05/01/30	870,144

				23,433,797

Corporate Obligations – (continued)
Software (a) – 0.8%
Adobe, Inc.
1,400,000	2.150		02/01/27	1,445,710
Fiserv, Inc.
2,775,000	2.750		07/01/24	2,933,647
1,825,000	3.200		07/01/26	1,968,062
1,075,000	4.200		10/01/28	1,210,902
Intuit, Inc.
675,000	1.350		07/15/27	662,195
450,000	1.650		07/15/30	426,456
Oracle Corp.
3,175,000	2.875		03/25/31	3,232,213
1,325,000	3.600		04/01/40	1,332,248
1,425,000	3.850		04/01/60	1,399,948
ServiceNow, Inc.
3,400,000	1.400		09/01/30	3,073,668

				17,685,049

Telecommunication Services – 3.9%
AT&T, Inc.(a)
6,700,000	2.300		06/01/27	6,830,784
325,000	1.650		02/01/28	314,620
6,300,000	4.350		03/01/29	7,120,512
2,375,000	2.750		06/01/31	2,366,023
6,170,000	2.550	(c)	12/01/33	5,856,502
1,165,000	4.900		08/15/37	1,372,021
3,105,000	4.850		03/01/39	3,608,196
1,325,000	3.500		06/01/41	1,309,564
NTT Finance Corp.(a)(c)
2,175,000	2.065		04/03/31	2,146,573
T-Mobile USA, Inc.(a)(c)
2,025,000	3.500		04/15/25	2,184,246
1,350,000	1.500		02/15/26	1,337,135
5,025,000	3.750		04/15/27	5,489,109
4,175,000	2.050		02/15/28	4,095,257
3,200,000	3.875		04/15/30	3,472,320
1,200,000	3.000		02/15/41	1,116,732
Telefonica Emisiones SA
1,375,000	4.570		04/27/23	1,483,859
1,200,000	4.665		03/06/38	1,350,024
Verizon Communications, Inc.
7,580,000	2.100	(a)	03/22/28	7,604,559
5,066,000	4.329		09/21/28	5,800,519
625,000	3.875	(a)	02/08/29	698,056
2,251,000	4.016	(a)	12/03/29	2,517,091
1,750,000	3.150	(a)	03/22/30	1,843,940
3,350,000	2.550	(a)	03/21/31	3,345,611
500,000	5.250		03/16/37	631,155
2,175,000	4.812		03/15/39	2,600,952
25,000	4.125		08/15/46	27,501
2,750,000	4.862		08/21/46	3,313,282
131,000	5.012		04/15/49	161,794
1,399,000	2.987	(a)(c)	10/30/56	1,230,756

				81,228,693

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Transportation(a) – 0.3%
	Burlington Northern Santa Fe LLC
	$800,000	4.050%		06/15/48	$899,320
	Canadian Pacific Railway Co.
	575,000	2.050		03/05/30	555,864
	CSX Corp.
	2,250,000	3.800		04/15/50	2,391,593
	United Parcel Service, Inc.
	1,950,000	5.300		04/01/50	2,635,678

					6,482,455

Trucking & Leasing(c) – 0.1%
	Penske Truck Leasing Co. LP/PTL Finance Corp.
	1,425,000	4.250		01/17/23	1,514,804

	TOTAL CORPORATE OBLIGATIONS
	(Cost $777,257,989)				$806,373,232

Foreign Debt Obligations – 6.7%
Sovereign – 6.7%
	Abu Dhabi Government International Bond
	$460,000	2.500	%(c)	10/11/22	$474,231
	420,000	3.125	(c)	10/11/27	455,306
	240,000	4.125	(c)	10/11/47	270,300
	450,000	4.125		10/11/47	506,813
	Japan Treasury Discount Bill(e)
JPY	11,161,650,000	0.000		05/24/21	100,820,269
	Japanese Government CPI Linked Bond
	1,779,190,336	0.100		03/10/29	16,184,245
	Kuwait International Government Bond
	$4,120,000	3.500		03/20/27	4,547,450
	Perusahaan Penerbit SBSN
	2,030,000	4.550		03/29/26	2,281,212
	Republic of Colombia(a)
	930,000	4.500		03/15/29	1,015,734
	220,000	4.125		05/15/51	209,275
	Republic of Indonesia
	790,000	3.700	(c)	01/08/22	809,256
	200,000	5.875		01/15/24	225,875
EUR	280,000	2.150	(c)	07/18/24	347,852
	$420,000	4.125	(c)	01/15/25	459,900
	380,000	4.125		01/15/25	416,100
	1,380,000	4.350	(c)	01/08/27	1,543,444
	520,000	3.050		03/12/51	514,150
	450,000	3.350		03/12/71	425,909
	Republic of Peru(a)
	90,000	2.783		01/23/31	90,084
	10,000	2.780		12/01/60	8,241
	100,000	3.230	(f)	07/28/21	80,656
	Republic of Qatar(c)
	210,000	3.875		04/23/23	223,650
	230,000	4.500		04/23/28	268,238
	280,000	3.750		04/16/30	313,425
	340,000	4.400		04/16/50	394,400
	Republic of Romania(c)
EUR	100,000	2.000		01/28/32	117,527

Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Republic of Romania(c) – (continued)
	360,000	3.375		01/28/50	440,906
	State of Israel(g)
	200,000	4.500		04/03/20	238,500
	United Mexican States
	1,350,000	3.750		01/11/28	1,445,344
	450,000	4.500		04/22/29	497,531
	240,000	3.250	(a)	04/16/30	241,950
	1,410,000	2.659	(a)	05/24/31	1,337,297
	200,000	4.750	(a)	04/27/32	221,688
EUR	839,000	1.450	(a)	10/25/33	923,632
	$1,960,000	3.771	(a)	05/24/61	1,726,637

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $144,840,879)				$140,077,027

Asset-Backed Securities(b) – 5.7%
Collateralized Loan Obligations(c) – 4.7%
	AGL CLO 3 Ltd. Series 2020-3A, Class A (3M USD LIBOR + 1.300%)
	$4,100,000	1.541%		01/15/33	$4,116,589
	Apidos CLO XXIII Series 2015-23A, Class AR (3M USD LIBOR + 1.220%)
	4,000,000	1.461		04/15/33	4,013,828
	Atlas Senior Loan Fund XIII Series 2019-13A, Class CR (3M USD LIBOR + 2.650%)
	2,100,000	2.850		04/22/31	2,100,225
	Catamaran CLO Ltd. Series 2013-1A, Class AR (3M USD LIBOR + 0.850%)
	3,520,459	1.063		01/27/28	3,520,639
	Crown City CLO I Series 2020-1A, Class A2 (3M USD LIBOR + 2.550%)
	4,600,000	2.774		07/20/30	4,610,129
	Crown City CLO I Series 2020-1A, Class B (3M USD LIBOR + 3.030%)
	2,900,000	3.254		07/20/30	2,896,955
	Cutwater Ltd. Series 2014-1A, Class A1AR (3M USD LIBOR + 1.250%)
	1,015,476	1.491		07/15/26	1,015,524
	Elmwood CLO IV Ltd. Series 2020-1A, Class A (3M USD LIBOR + 1.240%)
	14,600,000	1.481		04/15/33	14,658,137
	Galaxy XVIII CLO Ltd. Series 2018-28A, Class A2 (3M USD LIBOR + 1.300%)
	6,000,000	1.541		07/15/31	6,000,360
	HalseyPoint CLO 2 Ltd. Series 2020-2A, Class B (3M USD LIBOR + 2.950%)
	3,900,000	3.174		07/20/31	3,936,336
	HalseyPoint CLO 3 Ltd. Series 2020-3A, Class A1A (3M USD LIBOR + 1.450%)
	6,250,000	1.629		11/30/32	6,274,894
	KREF Ltd. Series 2018-FL1, Class A (1M USD LIBOR + 1.100%)
	4,176,774	1.208		06/15/36	4,176,748
	Madison Park Funding XXX Ltd. Series 2018-30A, Class A (3M USD LIBOR + 0.750%)
	6,900,000	0.991		04/15/29	6,880,494

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount		Interest Rate	Maturity Date	Value

Asset-Backed Securities (b) – (continued)
Collateralized Loan Obligations(c) – (continued)
	Mill City Mortgage Loan Trust Series 2017-2, Class A3
	$648,876	2.947%	07/25/59	$672,284
	Mountain View CLO LLC Series 2016-1A, Class AR (3M USD LIBOR + 1.360%)
	3,500,000	1.594	04/14/33	3,501,106
	OHA Credit Funding 3 Ltd. Series 2019-3A, Class A1 (3M USD LIBOR + 1.320%)
	2,150,000	1.544	07/20/32	2,152,838
	OHA Credit Funding 5 Ltd. Series 2020-5A, Class A2A (3M USD LIBOR + 1.450%)
	2,000,000	1.673	04/18/33	2,006,744
	Orec Ltd. Series 2018-CRE1, Class A (1M USD LIBOR + 1.180%)
	2,450,000	1.286	06/15/36	2,452,735
	Palmer Square CLO Ltd. Series 2019-1A, Class A1 (3M USD LIBOR + 1.340%)
	6,000,000	1.534	11/14/32	6,007,950
	Recette CLO Ltd. Series 2015-1A, Class ARR (3M USD LIBOR + 1.080%)
	7,000,000	1.189	04/20/34	6,982,507
	Venture CDO Ltd. Series 2020-39A, Class A1 (3M USD LIBOR + 1.280%)
	6,900,000	1.521	04/15/33	6,920,217
	Zais CLO Ltd. Series 2020-15A, Class A1 (3M USD LIBOR + 2.555%)
	3,250,000	2.774	07/28/30	3,265,532

				98,162,771

Other(c) – 0.7%
	Arbor Realty Commercial Real Estate Notes Ltd. Series 2018-FL1, Class A (1M USD LIBOR + 1.150%)
	5,700,000	1.256	06/15/28	5,701,746
	BSPRT Issuer Ltd. Series 2018 FL4, Class A (1M USD LIBOR + 1.050%)
	2,795,702	1.156	09/15/35	2,796,554
	Dryden Senior Loan Fund Series 2019-76A, Class A1 (3M USD LIBOR + 1.330%)
	6,000,000	1.554	10/20/32	6,017,172

				14,515,472

Student Loan – 0.3%
	AccessLex Institute Series 2004-1, Class A2 (3M USD LIBOR + 0.210%)
	820,341	0.461	09/26/33	801,084
	Educational Funding of the South, Inc. Series 2011-1, Class A2 (3M USD LIBOR + 0.650%)
	1,294,168	0.868	04/25/35	1,286,476
	Higher Education Funding I Series 2014-1, Class A(c) (3M USD LIBOR + 1.050%)
	2,791,596	1.238	05/25/34	2,806,966
	PHEAA Student Loan Trust Series 2016-1A, Class A(c) (1M USD LIBOR + 1.150%)
	2,444,487	1.259	09/25/65	2,462,316

Asset-Backed Securities (b) – (continued)
Student Loan – (continued)
	SLC Student Loan Trust Series 2006-2, Class A5 (3M USD LIBOR + 0.100%)
	52,597	0.284	09/15/26	52,554

				7,409,396

	TOTAL ASSET-BACKED SECURITIES
	(Cost $119,742,054)			$120,087,639

Mortgage-Backed Obligations – 32.8%
Collateralized Mortgage Obligations – 0.9%
Inverse Floaters(b) – 0.0%
	GNMA REMIC Series 2002-13, Class SB (-1x1M USD LIBOR + 37.567%)
	$14,687	37.071%	02/16/32	$19,467

Sequential Fixed Rate – 0.3%
	FHLMC REMIC Series 2755, Class ZA
	332,347	5.000	02/15/34	370,201
	FHLMC REMIC Series 4246, Class PT
	152,570	6.500	02/15/36	177,951
	FHLMC REMIC Series 4273, Class PD
	738,598	6.500	11/15/43	874,865
	FHLMC STACR REMIC Trust Series 2020-DNA3, Class M2(b)(c) (1M USD LIBOR + 3.000%)
	1,903,049	3.109	06/25/50	1,909,444
	FHLMC STACR REMIC Trust Series 2020-DNA5, Class M2(b)(c) (SOFR30A + 2.800%)
	1,032,000	2.817	10/25/50	1,038,624
	FNMA REMIC Series 2011-52, Class GB
	660,070	5.000	06/25/41	743,216
	FNMA REMIC Series 2011-99, Class DB
	656,896	5.000	10/25/41	738,441
	FNMA REMIC Series 2012-111, Class B
	107,221	7.000	10/25/42	128,518
	FNMA REMIC Series 2012-153, Class B
	379,515	7.000	07/25/42	464,591

				6,445,851

Sequential Floating Rate(b) – 0.6%
	Harben Finance PLC Series 2017-1X, Class A (3M GBP LIBOR + 0.800%)
GBP	1,561,702	0.860	08/20/56	2,156,387
	HarborView Mortgage Loan Trust Series 2005-16, Class 2A1A (1M USD LIBOR + 0.480%)
	$130,065	0.590	01/19/36	125,739
	Impac CMB Trust Series 2004-08, Class 1A (1M USD LIBOR + 0.720%)
	120,542	0.829	10/25/34	117,152
	London Wall Mortgage Capital PLC Series 2017-FL1, Class A (3M GBP LIBOR + 0.850%)
GBP	1,131,917	0.902	11/15/49	1,562,248
	Stratton Mortgage Funding PLC Series 2019-1, Class A (3M SONIA IR + 1.200%)
	3,550,161	1.250	05/25/51	4,913,185

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate (b) – (continued)
Tower Bridge Funding No. 2 PLC, Class A (3M GBP LIBOR + 0.900%)
$1,438,406	0.984%	03/20/56	$1,983,791
Washington Mutual Mortgage Pass-Through Certificates Trust Series 2002-AR19, Class A7 (1 Year CMT + 2.592%)
16,536	2.564	02/25/33	16,412
Wells Fargo Mortgage Backed Securities Trust Series 2019-3, Class A1(c)
420,930	3.500	07/25/49	426,910

			11,301,824

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$17,767,142

Commercial Mortgage-Backed Securities – 0.3%
Sequential Fixed Rate – 0.2%
BANK Series 2019-BN21, Class A5
$950,000	2.851%	10/17/52	$986,913
Cantor Commercial Real Estate Lending Series 2019-CF2, Class E(c)
2,024,000	2.500	11/15/52	1,567,886
CSAIL 2020-C19 Commercial Mortgage Trust Series 2020-C19, Class E(c)
1,304,000	2.500	03/15/53	1,110,285

			3,665,084

Sequential Floating Rate(b)(c) – 0.1%
DBJPM 16-C1 Mortgage Trust Series 2016-C1, Class D
1,500,000	3.346	05/10/49	1,103,492
DBJPM 17-C6 Mortgage Trust Series 2017-C6, Class D
1,757,000	3.230	06/10/50	1,601,126

			2,704,618

TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES			$6,369,702

Federal Agencies – 31.6%
Adjustable Rate FNMA(b) – 0.1%
(1 Year CMT + 2.227%)
$2,587	2.784%	06/01/33	$2,719
(1 Year USD LIBOR + 1.233%)
145,707	1.868	06/01/35	151,225
(1 Year USD LIBOR + 1.551%)
690,720	2.409	09/01/34	722,242
(1 Year USD LIBOR + 1.668%)
283,430	2.590	07/01/34	297,308
(1 Year USD LIBOR + 1.735%)
638,945	2.525	05/01/35	671,366

			1,844,860

FHLMC – 0.4%
12,117	5.000	05/01/23	13,374
42,830	4.500	10/01/23	46,505
18,902	5.500	10/01/25	21,121
9,141	7.500	12/01/30	10,820
4,595	7.500	01/01/31	5,434
7,658	5.000	10/01/33	8,685

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
1,706	5.000	04/01/35	1,935
11,550	5.000	07/01/35	13,185
65,305	5.000	12/01/35	74,430
149,595	5.000	01/01/38	171,007
324,216	5.000	01/01/39	370,640
98,770	5.000	06/01/39	112,548
12,588	4.000	06/01/40	13,878
7,737	5.000	08/01/40	8,917
2,177	4.500	11/01/40	2,432
99,002	4.000	02/01/41	109,216
2,222	5.000	04/01/41	2,559
7,032	5.000	06/01/41	8,098
7,837	4.000	11/01/41	8,660
2,118,226	4.000	03/01/48	2,284,147
2,195,200	4.000	04/01/48	2,351,273
2,056,143	4.500	08/01/48	2,293,419

			7,932,283

FNMA – 0.0%
14,761	8.000	02/01/31	17,350
14,196	7.000	03/01/31	15,363

			32,713

GNMA – 19.3%
6,013	6.000	11/15/38	7,047
40,526	5.000	07/15/40	43,294
75,196	5.000	01/15/41	81,604
4,625	4.000	02/20/41	5,064
7,224	4.000	11/20/41	7,985
1,204	4.000	01/20/42	1,330
3,853	4.000	04/20/42	4,259
2,389	4.000	10/20/42	2,641
38,748	4.000	08/20/43	42,816
3,827	4.000	03/20/44	4,220
4,657	4.000	05/20/44	5,136
323,854	4.000	11/20/44	356,536
21,130	4.000	05/20/45	23,223
3,019,519	4.000	07/20/45	3,314,804
49,556	4.000	10/20/45	54,403
9,238,889	3.500	04/20/47	9,828,783
10,315,508	3.500	12/20/47	10,982,759
322,162	4.500	02/20/48	352,036
861,418	4.500	04/20/48	939,816
2,338,893	4.500	05/20/48	2,550,112
2,303,450	5.000	07/20/48	2,518,166
3,719,282	4.500	08/20/48	4,040,922
2,151,904	5.000	08/20/48	2,351,316
16,219,945	4.500	09/20/48	17,607,426
937,721	5.000	09/20/48	1,024,471
2,811,039	5.000	10/20/48	3,070,213
9,231,895	5.000	11/20/48	10,083,066
14,697,292	4.500	12/20/48	15,909,742
5,046,555	5.000	12/20/48	5,508,688
11,331,245	4.500	01/20/49	12,257,162
8,559,529	5.000	01/20/49	9,340,684
5,796,370	4.000	02/20/49	6,221,469

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
GNMA – (continued)
$1,878,950	4.500%	02/20/49		$2,031,898
5,125,825	4.000	03/20/49		5,500,145
1,542,406	4.500	03/20/49		1,667,478
2,833,182	5.000	03/20/49		3,089,086
4,227,589	4.000	05/20/49		4,531,360
56,067	3.500	08/20/49		59,239
7,262,998	5.000	08/20/49		7,930,407
3,477,266	4.500	10/20/49		3,766,181
10,482,130	3.500	03/20/50		11,057,209
443,933	3.500	06/20/50		468,572
1,017,669	3.500	07/20/50		1,074,152
108,000,000	2.500	TBA-30yr	(h)	111,257,135
56,000,000	3.000	TBA-30yr	(h)	58,325,216
76,000,000	2.000	TBA-30yr	(h)	76,574,431

				405,873,702

UMBS – 6.5%
10,071	5.500	09/01/23		10,412
3,552	5.500	10/01/23		3,675
20,924	7.000	08/01/27		23,526
852	6.500	09/01/27		953
47,870	7.000	03/01/28		54,174
1,378	6.500	05/01/28		1,566
12,928	4.500	04/01/39		14,384
6,175	4.500	05/01/39		6,860
6,536	4.500	07/01/39		7,271
26,550	4.500	08/01/39		29,530
231,065	4.500	12/01/39		256,887
622,277	4.500	05/01/41		697,112
70,598	4.500	08/01/41		79,354
21,242	3.000	11/01/42		22,823
445,584	3.000	12/01/42		476,531
649,860	3.000	01/01/43		699,439
96,965	3.000	02/01/43		104,363
683,904	3.000	03/01/43		736,077
1,176,252	3.000	04/01/43		1,266,377
819,561	3.000	05/01/43		883,108
87,351	3.000	06/01/43		94,124
693,080	3.000	07/01/43		746,819
578,893	5.000	05/01/44		659,433
2,376,897	4.500	04/01/45		2,688,769
277,600	4.500	05/01/45		314,197
832,202	4.500	06/01/45		928,870
109,912	4.000	03/01/46		119,752
69,567	4.000	06/01/46		75,544
19,348	4.000	08/01/46		21,010
137,205	4.000	10/01/46		148,992
247,859	4.000	06/01/47		271,287
3,228,383	4.500	07/01/47		3,579,018
773,298	4.500	11/01/47		857,605
365,876	4.000	12/01/47		402,746
1,406,950	4.000	01/01/48		1,546,532
3,775,056	4.000	02/01/48		4,129,825
2,810,478	4.000	03/01/48		3,070,299
873,378	4.500	04/01/48		952,356

Mortgage-Backed Obligations – (continued)
UMBS – (continued)
2,180,698	4.000	06/01/48		2,394,998
2,497,348	4.000	07/01/48		2,732,603
3,535,865	4.000	08/01/48		3,851,296
1,754,681	4.500	08/01/48		1,905,265
1,107,617	4.500	09/01/48		1,234,948
5,386,125	4.500	10/01/48		5,853,410
1,726,502	4.500	11/01/48		1,873,589
9,552,009	4.500	11/01/48		10,359,812
6,662,326	5.000	11/01/48		7,568,766
15,448,536	4.500	01/01/49		16,765,863
3,559,944	4.500	04/01/49		3,864,342
239,912	4.500	07/01/49		262,024
10,199,004	3.000	09/01/49		10,804,955
1,859,601	3.000	10/01/49		1,970,085
2,853,727	3.000	12/01/49		3,009,898
22,283,278	4.500	01/01/50		24,188,640
12,497,053	3.000	12/01/50		13,210,249

				137,832,343

UMBS, 30 Year, Single Family(h) – 5.3%
88,000,000	2.000	TBA-30yr		87,762,272
20,000,000	2.500	TBA-30yr		20,478,124
3,000,000	4.500	TBA-30yr		3,266,718

				111,507,114

TOTAL FEDERAL AGENCIES				$665,023,015

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $681,937,981)				$689,159,859

Agency Debentures – 3.1%
FHLB
$6,800,000	2.125%	06/09/23		$7,083,968
3,500,000	3.375	09/08/23		3,763,830
750,000	3.375	12/08/23		810,255
2,400,000	5.000	09/28/29		3,025,488
FHLMC
31,620,000	0.375	09/23/25		31,004,042
FNMA
3,700,000	1.875	09/24/26		3,861,690
4,200,000	6.250	05/15/29		5,674,914
Israel Government AID Bond(i)
1,200,000	5.500	12/04/23		1,361,448
2,400,000	5.500	04/26/24		2,765,808
4,700,000	5.500	09/18/33		6,442,713

TOTAL AGENCY DEBENTURES
(Cost $62,937,851)				$65,794,156

Municipal Debt Obligations – 2.2%
Arizona – 0.1%
City of Tucson AZ Taxable Series A(a)
$745,000	0.984%	07/01/26		$732,009
745,000	1.457	07/01/28		724,328
690,000	1.932	07/01/31		668,515

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Debt Obligations – (continued)
Arizona – (continued)
City of Yuma AZ Pledged Revenue Taxable Series 2021
$40,000	1.269%	07/15/26	$39,853
35,000	1.749	07/15/28	35,057
65,000	2.102	07/15/30	65,190

			2,264,952

California – 0.6%
Bay Area Toll Authority Revenue Bonds Taxable Refunding Series F1(a)
645,000	1.079	04/01/26	636,016
820,000	1.633	04/01/28	802,790
415,000	2.069	04/01/31	405,583
California State GO Bonds Build America Taxable Series 2009(a)
950,000	7.500	04/01/34	1,474,721
1,650,000	7.550	04/01/39	2,665,491
California Statewide Communities Development Authority Revenue Bonds Taxable Refunding Series 2021
95,000	1.807	02/01/30	91,082
525,000	1.877	02/01/31	496,574
Fresno Unified School District GO Bonds Taxable Refunding Series 2020
355,000	1.162	08/01/26	353,158
Los Angeles Municipal Improvement Corp.RB Taxable Refunding Series A(a)
345,000	1.197	11/01/26	338,873
765,000	1.648	11/01/28	739,319
2,295,000	2.074	11/01/30	2,217,592
Los Angeles Municipal Improvement Corp.RB Taxable Refunding Series C(a)
245,000	1.831	11/01/29	235,515
Port Of Oakland RB Taxable Refunding Series R(a)
330,000	1.949	05/01/28	329,104
55,000	2.099	05/01/30	54,015
385,000	2.199	05/01/31	378,064
San Francisco Municipal Transportation Agency Revenue Refunding Series A
555,000	1.302	03/01/28	539,235
San Jose Financing Authority Lease RB Taxable Refunding Series A(a)
345,000	1.812	06/01/29	336,672
195,000	1.862	06/01/30	188,352

			12,282,156

Colorado – 0.1%
City & County of Denver CO Airport System Revenue Taxable
Refunding Series C(a)
225,000	1.572	11/15/26	225,731
Regional Transportation District Sales Tax Revenue Series 2021(a)
1,285,000	0.900	11/01/26	1,263,551
Westminster Public Schools GO Bonds Taxable Refunding Series 2021
325,000	0.906	12/01/26	318,178

			1,807,460

Florida (a) – 0.1%
Florida State Board of Administration Finance Corp. RB Taxable Series A
1,640,000	2.154	07/01/30	1,638,662

Municipal Debt Obligations – (continued)
Illinois – 0.2%
Chicago O’Hare International Airport Revenue Taxable Refunding Series D(a)
395,000	1.704	01/01/26	399,645
Illinois State GO Bonds Build America Series 2010(a)
160,000	6.630	02/01/35	191,579
1,595,000	7.350	07/01/35	1,980,557
Illinois State GO Bonds Taxable-Pension Series 2003
1,170,000	5.100	06/01/33	1,317,260

			3,889,041

Kansas – 0.0%
Seward County Unified School District GO Bonds Taxable Refunding Series 2021
100,000	0.889	09/01/26	97,984
255,000	1.333	09/01/28	248,418

			346,402

Louisiana(a) – 0.1%
City of New Orleans LA Sewerage Service Revenue Taxable Revenue Series 2021
60,000	0.958	06/01/26	58,490
110,000	1.409	06/01/28	106,008
City of New Orleans LA Water System Revenue Taxable Refunding Series 2021
45,000	1.008	12/01/26	43,823
105,000	1.459	12/01/28	100,754
Louisiana State Transportation Authority Revenue Taxable Refunding Series A
50,000	1.138	02/15/26	49,192
50,000	1.648	02/15/28	48,647
60,000	1.997	02/15/30	57,844
State of Louisiana Highway Improvement Revenue Taxable Refunding Series A
125,000	0.897	06/15/26	122,985
200,000	1.320	06/15/28	193,394
State of Louisiana Unclaimed Property Revenue Taxable Refunding Series 2021
105,000	1.059	09/01/26	102,517
100,000	1.543	09/01/28	97,034

			980,688

Maryland – 0.1%
State of Maryland Department of Transportation Revenue Taxable Refunding Series A
910,000	0.906	08/01/26	883,675
1,160,000	1.303	08/01/28	1,101,188

			1,984,863

Massachusetts – 0.0%
City of Worcester MA GO Bonds Taxable Refunding Series B
500,000	1.010	11/15/26	496,170
145,000	1.514	11/15/28	142,814

			638,984

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Debt Obligations – (continued)
New Jersey – 0.1%
New Jersey Turnpike Authority Revenue Taxable Refunding Series B
$845,000	1.047%		01/01/26	$831,129
855,000	1.483		01/01/28	831,532

				1,662,661

New York – 0.7%
City of New York GO Bonds Taxable Refunding Series D(a)
2,005,000	0.982		08/01/25	2,002,669
2,365,000	1.396		08/01/27	2,321,831
City of New York Transitional Finance Authority RB Taxable Series D-2(a)
490,000	1.920		11/01/29	483,422
Metropolitan Transportation Authority Revenue Series 2010(a)
395,000	5.989		11/15/30	500,648
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2018(a)
1,970,000	3.590		08/01/27	2,197,061
New York State Metropolitan Transportation Authority RB Refunding Subseries 2002 G-1B(a)
2,670,000	5.175		11/15/49	3,307,309
New York State Urban Development Corp. RB Taxable Refunding Series F(a)
490,000	1.000		03/15/26	476,624
Port Authority of New York & New Jersey Revenue Bonds Taxable Series Aaa
3,320,000	1.086		07/01/23	3,369,444

				14,659,008

North Carolina(a) – 0.0%
University of North Carolina Taxable Revenue Series 2021
100,000	1.225		04/01/26	100,320
410,000	1.710		04/01/28	406,899
110,000	2.241		04/01/31	109,669

				616,888

Ohio(a) – 0.1%
American Municipal Power-Ohio, Inc. RB Build America Taxable Series 2010
1,690,000	6.270		02/15/50	2,299,394

Pennsylvania – 0.0%
Commonwealth of Pennsylvania Department of Community & Economic Development Revenue Taxable Refunding Series C
125,000	2.758		06/01/30	128,382

Texas – 0.0%
City of Austin TX Rental Car Special Facility Revenue Taxable Refunding Series 2021(a)
115,000	1.027		11/15/26	112,014
City of Houston TX Airport System Revenue Taxable Refunding Series 2020
355,000	2.235		07/01/29	356,582
Laredo College District Taxable Refunding Series 2021
35,000	5.000		08/01/28	42,962

Municipal Debt Obligations – (continued)
Texas – (continued)
Laredo College District Taxable Refunding Series 2021 – (continued)
55,000	5.000		08/01/30	68,532

				580,090

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $43,349,133)				$45,779,631

U.S. Treasury Obligations – 24.9%
United States Treasury Bonds
$6,530,000	4.250%		05/15/39	$8,579,808
13,000,000	3.750		11/15/43	16,272,344
210,000	3.375	(j)	05/15/44	248,817
15,240,000	2.875		11/15/46	16,668,750
1,820,000	3.375		11/15/48	2,188,550
74,830,000	2.375	(j)	11/15/49	74,444,158
1,570,000	2.000		02/15/50	1,437,777
United States Treasury Notes
10,780,000	2.375		03/15/22	11,015,812
135,850,000	0.125		08/31/22	135,850,000
19,650,000	2.625		02/28/23	20,571,861
2,630,000	2.000	(j)	04/30/24	2,760,678
2,680,000	2.625		03/31/25	2,889,166
23,460,000	0.500	(j)	02/28/26	22,998,131
23,360,000	0.750		03/31/26	23,153,775
1,000,000	1.625	(j)	09/30/26	1,029,922
36,550,000	0.750		01/31/28	35,042,312
22,790,000	1.125		02/29/28	22,391,175
23,190,000	1.250		03/31/28	22,947,230
5,560,000	3.125	(j)	11/15/28	6,217,644
United States Treasury Strip Coupon(e)
50,580,000	0.000		02/15/38	34,048,575
94,430,000	0.000		08/15/38	62,556,601

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $556,870,769)				$523,313,086

Shares	Dividend Rate	Value

Investment Company (k) – 0.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
3,105,895	0.036%	$3,105,895
(Cost $3,105,895)

TOTAL INVESTMENTS – 113.9%
(Cost $2,390,042,551)		$2,393,690,525

LIABILITIES IN EXCESS OF OTHER ASSETS – (13.9)%		(291,258,001)

NET ASSETS – 100.0%		$2,102,432,524

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2021.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(d)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2021.

(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(f)	Actual maturity date is July 28, 2121.

(g)	Actual maturity date is April 03, 2120.

(h)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $357,663,896 which represents approximately 17.0% of the Fund’s net assets as of March 31, 2021.

(i)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $10,569,969, which represents approximately 0.5% of the Fund’s net assets as of March 31, 2021.

(j)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

(k)	Represents an affiliated issuer.

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
USD	—U.S. Dollar

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
CDO	—Collateralized Debt Obligation
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
CPI	—Consumer Price Index
EURO	—Euro Offered Rate
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
JYOR	—Japanese Yen Offered Rate
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
NIBOR	—Norwegian Interbank Offered Rate
PLC	—Public Limited Company
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
SOFR	—Secured Overnight Funding Rate
STIBOR	—Stockholm Interbank Offered Rate

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2021, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
BofA Securities LLC	USD	7,531,379	NOK	63,845,380	06/16/21	$67,141
Citibank NA	GBP	1,530,000	USD	2,097,918	05/20/21	11,666
	USD	6,361,424	NZD	8,877,788	06/16/21	162,347
JPMorgan Securities, Inc.	GBP	763,526	USD	1,047,077	05/20/21	5,683
	USD	6,643,959	AUD	8,626,188	06/16/21	89,758
State Street Bank (London)	USD	12,828,351	GBP	9,217,862	05/20/21	118,648
	USD	106,077,925	JPY	11,164,786,423	05/24/21	5,192,698
	USD	7,994,006	SEK	67,879,102	06/16/21	216,102
UBS AG (London)	USD	3,327,249	EUR	2,740,850	04/09/21	112,455
	USD	19,525,426	JPY	2,127,910,232	06/10/21	294,651

TOTAL						$6,271,149

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Barclays Bank PLC	EUR	12,182,417	USD	14,516,556	06/16/21	$(206,782)
Citibank NA	USD	3,857,890	AUD	5,078,009	06/01/21	(191)
	USD	7,167,490	CAD	9,066,480	06/16/21	(47,756)
HSBC Bank PLC	JPY	882,463,424	USD	8,119,907	06/16/21	(144,227)
JPMorgan Securities, Inc.	EUR	1,605,882	USD	1,896,977	04/09/21	(13,408)
State Street Bank (London)	AUD	6,474,869	USD	4,990,447	06/01/21	(71,083)

TOTAL						$(483,447)

FORWARD SALES CONTRACTS — At March 31, 2021, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
GNMA	2.000%	TBA-30yr	04/21/21	$(14,000,000)	$(14,128,785)
GNMA	4.000	TBA-30yr	04/21/21	(10,000,000)	(10,675,721)
GNMA	4.500	TBA-30yr	04/21/21	(1,000,000)	(1,081,710)
UMBS, 30 Year, Single Family	2.500	TBA-30yr	04/14/21	(5,000,000)	(5,130,273)
UMBS, 30 Year, Single Family	3.000	TBA-30yr	04/14/21	(5,000,000)	(5,208,205)
UMBS, 30 Year, Single Family	3.000	TBA-30yr	05/13/21	(12,000,000)	(12,502,037)
UMBS, 30 Year, Single Family	4.000	TBA-30yr	04/14/21	(12,000,000)	(12,878,436)

TOTAL (Proceeds Receivable: $61,711,914)					$(61,605,167)

(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At March 31, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
2 Year U.S. Treasury Notes	713	06/30/21	$157,378,039	$(120,277)
10 Year U.S. Treasury Notes	529	06/21/21	69,265,938	(1,418,833)
20 Year U.S. Treasury Bonds	735	06/21/21	113,626,406	(4,178,379)

Total				$(5,717,489)
Short position contracts:
Japan 10 Year Government Bonds	(11)	06/14/21	$(15,017,024)	(38,783)
Ultra Long U.S. Treasury Bonds	(363)	06/21/21	(65,782,406)	2,433,173
Ultra 10 Year U.S. Treasury Notes	(578)	06/21/21	(83,051,375)	2,874,491
5 Year U.S. Treasury Notes	(544)	06/30/21	(67,128,751)	334,020

Total				$5,602,901

TOTAL FUTURES CONTRACTS				$(114,588)

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2021, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
3M AUDOR(a)	0.190%(a)	02/22/23	AUD	195,160	(b)	$(56,000)	$(71,625)	$15,625
6M CDOR(c)	0.804(c)	02/28/23	CAD	153,730	(b)	114,216	20,131	94,085
6M CDOR(c)	0.750(c)	03/01/23		255,070	(b)	78,150	(70,318)	148,468
0.275%(c)	3M LIBOR(a)	03/03/23		$199,000	(b)	114,851	42,139	72,712
6M CDOR(c)	0.700(c)	11/18/23	CAD	32,820	(b)	(111,614)	(639,264)	527,650
3M AUDOR(a)	0.500(a)	01/25/24	AUD	102,040	(b)	(91,304)	150,034	(241,338)
3M AUDOR(a)	0.500(a)	02/24/24		33,630	(b)	25,831	83,263	(57,432)
1M LIBOR + 0.090%(a)	3M LIBOR(a)	07/25/24		$38,780		7,232	13,033	(5,801)
3M SOFR + 0.241%(a)	3M LIBOR(a)	11/10/24		23,010		37,668	22	37,646
1.550(c)	6M AUDOR(c)	02/23/26	AUD	19,000	(b)	28,785	14,349	14,436
1.597(c)	3M LIBOR(a)	03/11/26		$14,210	(b)	76,024	28,742	47,282
12M GBP(d)	0.000(d)	06/16/26	GBP	24,040	(b)	(819,470)	(835,148)	15,678
3M STIBOR(a)	0.500(d)	06/16/26	SEK	270,160	(b)	215,857	203,601	12,256
6M NIBOR(c)	1.500(d)	06/16/26	NOK	46,570	(b)	(4,297)	(17,516)	13,219
(0.500)(d)	12M EURO(d)	06/16/26	EUR	21,860	(b)	95,032	65,704	29,328
6M CHFOR(c)	(0.250)(d)	06/16/28	CHF	15,740	(b)	(65,023)	3,133	(68,156)
6M AUDOR(c)	0.750(c)	06/16/28	AUD	11,020	(b)	(404,432)	(373,999)	(30,433)
(0.500)(d)	12M EURO(d)	06/16/28	EUR	15,570	(b)	288,083	260,835	27,248
1.000(c)	6M CDOR(c)	06/16/28	CAD	10,380	(b)	461,531	362,257	99,274
6M AUDOR(c)	1.750(c)	03/19/30	AUD	14,860	(b)	(461,069)	(242,625)	(218,444)
0.250(c)	6M JYOR(c)	03/19/30	JPY	608,950	(b)	(7,453)	(52,591)	45,138
6M EURO(c)	0.050(d)	05/21/30	EUR	41,120	(b)	(653,960)	82,305	(736,265)
0.750(d)	3M STIBOR(a)	06/18/30	SEK	25,140	(b)	57,467	(41,590)	99,057
0.250(d)	6M EURO(c)	06/18/30	EUR	17,540	(b)	90,381	(1,807,406)	1,897,787
6M AUDOR(c)	1.240(c)	10/28/30	AUD	14,230	(b)	(757,469)	(740,396)	(17,073)
1.240(d)	6M NIBOR(c)	10/29/30	NOK	118,930	(b)	639,442	(811,446)	1,450,888
6M AUDOR(c)	1.710(c)	01/21/31	AUD	35,690	(b)	(1,379,141)	(813,264)	(565,877)
0.500(c)	6M GBP(c)	01/26/31	GBP	21,660	(b)	1,328,266	638,307	689,959
6M AUDOR(c)	1.500(c)	02/02/31	AUD	4,360	(b)	(200,451)	(133,675)	(66,776)
1.500(c)	3M LIBOR(a)	02/02/31		$3,520	(b)	168,082	34,812	133,270
1.000(c)	6M GBP(c)	02/10/31	GBP	16,550	(b)	475,210	170,246	304,964
6M EURO(c)	0.500(d)	02/12/31	EUR	22,040	(b)	84,605	323,153	(238,548)
12M GBP(d)	0.900(d)	02/17/31	GBP	6,560	(b)	(112,897)	(20,864)	(92,033)
6M AUDOR(c)	2.500(c)	02/24/31	AUD	16,790	(b)	(209,628)	(122,105)	(87,523)
3M LIBOR(a)	2.209(c)	02/25/31		$10,610	(b)	(168,317)	(31,688)	(136,629)
3M LIBOR(a)	2.377(c)	03/09/31		20,380	(b)	(181,419)	(96,508)	(84,911)
12M GBP(d)	1.050(d)	03/24/31	GBP	9,370	(b)	(73,557)	(44,050)	(29,507)
6M AUDOR(c)	1.000(c)	06/16/31	AUD	8,680	(b)	(561,145)	(527,709)	(33,436)
6M CDOR(c)	1.250(c)	06/16/31	CAD	6,950	(b)	(460,071)	(428,378)	(31,693)
0.250(d)	12M GBP(d)	06/16/31	GBP	20,170	(b)	1,570,871	1,367,120	203,751
0.750(c)	3M LIBOR(a)	06/16/31		$10,020	(b)	1,015,999	942,250	73,749
0.000(d)	6M EURO(c)	06/16/31	EUR	4,690	(b)	49,179	62,756	(13,577)
2.000(d)	6M NIBOR(c)	06/16/31	NOK	52,880	(b)	(63,088)	(87,085)	23,997
1.100(d)	12M GBP(d)	02/17/36	GBP	7,570	(b)	82,380	14,517	67,863
2.431(c)	3M LIBOR(a)	02/25/36		$13,050	(b)	137,028	15,753	121,275
2.502(c)	3M LIBOR(a)	03/10/36		16,060	(b)	127,808	82,014	45,794
0.260(d)	6M EURO(c)	05/21/40	EUR	20,780	(b)	1,465,257	267,518	1,197,739
2.750(c)	6M AUDOR(c)	02/24/41	AUD	5,860	(b)	87,210	21,516	65,694
1.100(d)	12M GBP(d)	03/24/41	GBP	5,990	(b)	78,202	51,178	27,024

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
3M LIBOR(a)	2.000%(c)	02/10/51		$5,020	(b)	$(339,868)	$(267,390)	$(72,478)
1.250%(c)	6M GBP(c)	03/11/51	GBP	3,370	(b)	80,526	26,688	53,838
0.000(d)	6M EURO(c)	06/16/51	EUR	490	(b)	81,722	67,081	14,641
0.500(c)	6M JYOR(c)	06/16/51	JPY	439,680	(b)	85,571	73,781	11,790

TOTAL						$2,066,793	$(2,788,402)	$4,855,195

(a)	Payments made quarterly.
(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2021.
(c)	Payments made semi-annually.
(d)	Payments made annually.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/ Index	Financing Rate Paid by the Fund(a)	Credit Spread at March 31, 2021(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
Markit CMBX Series 8	3.000%	8.204%	Citibank NA	10/17/57	2,450	$(384,446)	$(668,319)	$283,873
Markit CMBX Series 10	3.000	5.692	Citibank NA	11/17/59	900	(112,678)	(156,424)	43,746
Markit CMBX Series 11	3.000	4.089	Citibank NA	11/18/54	3,350	(196,124)	(519,127)	323,003
Markit CMBX Series 11	3.000	4.089	JPMorgan Securities, Inc.	11/18/54	1,100	(66,137)	(336,235)	270,098
Markit CMBX Series 11	3.000	4.089	MS & Co. Int. PLC	11/18/54	1,100	(66,046)	(308,661)	242,615

TOTAL						$(825,431)	$(1,988,766)	$1,163,335

(a)	Payments made monthly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2021(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
CDX.NA.IG Index 28	1.000%	0.278%	06/20/22	$33,100	$307,331	$278,946	$28,385
CDX.NA.IG Index 34	1.000	0.319	06/20/23	25,375	395,838	241,002	154,836
CDX.NA.IG Index 34	1.000	0.554	06/20/25	130,600	2,441,155	1,460,162	980,993
General Electric Co. 2.700%, 10/09/22	1.000	0.517	06/20/24	2,825	45,724	(31,089)	76,813
General Electric Co. 2.700%, 10/09/22	1.000	0.613	12/20/24	1,225	18,257	(14,516)	32,773
Kingdom of Saudi Arabia, 2.375%, 10/26/21	1.000	0.470	12/20/24	1,080	21,808	10,654	11,154
Kingdom of Saudi Arabia, 2.375%, 10/26/21	1.000	0.633	12/20/25	5,030	87,320	27,435	59,885
Prudential Financial, Inc., 3.500%, 05/15/24	1.000	0.347	06/20/24	2,950	62,988	32,059	30,929

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (continued)

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2021(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Republic of Chile, 3.875%, 08/05/20	1.000%	0.391%	12/20/24	$1,000	$23,108	$15,760	$7,348
Republic of Chile, 3.875%, 08/05/20	1.000	0.529	12/20/25	5,120	114,619	101,203	13,416
Republic of Colombia, 10.375%, 01/28/33	1.000	0.832	06/20/24	3,580	19,054	(10,263)	29,317
Republic of Colombia, 10.375%, 01/28/33	1.000	1.222	12/20/25	2,450	(25,160)	14,774	(39,934)
Republic of Indonesia, 5.875%, 03/13/20	1.000	0.515	06/20/24	2,160	34,890	8,236	26,654
Republic of Indonesia, 5.875%, 03/13/20	1.000	0.803	12/20/25	3,850	36,226	55,177	(18,951)
Republic of Peru, 8.750%, 11/21/33	1.000	0.761	12/20/25	6,110	71,388	63,233	8,155
Republic of the Philippines, 10.625%, 03/16/25	1.000	0.409	12/20/25	4,530	126,400	90,571	35,829
Russian Federation, 7.500%, 03/31/30	1.000	0.841	12/20/24	1,000	6,147	2,953	3,194
Russian Federation, 7.500%, 03/31/30	1.000	1.020	12/20/25	5,070	(4,289)	55,899	(60,188)
State of Qatar, 9.750%, 06/15/30	1.000	0.345	12/20/24	170	4,262	2,674	1,588
State of Qatar, 9.750%, 06/15/30	1.000	0.449	12/20/25	4,350	113,436	92,045	21,391
The Boeing Co., 8.750%, 08/15/21	1.000	0.770	06/20/24	1,225	10,171	17,132	(6,961)
United Mexican States, 4.150%, 03/28/27	1.000	1.022	12/20/25	6,530	(6,377)	(120,224)	113,847

TOTAL					$3,904,296	$2,393,823	$1,510,473

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At March 31, 2021, the Fund had the following purchased and written options:

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
3Y IRS	JPMorgan Securities, Inc.	0.700%	11/14/2022	13,700,000	$13,700,000	$37,000	$138,664	$(101,664)
Puts
3M IRS	BofA Securities LLC	0.584	06/30/2021	1,020,000	1,020,000	24,813	26,675	(1,862)
3M IRS	Citibank NA	0.428	06/07/2021	990,000	990,000	41,608	38,699	2,909
3M IRS	Citibank NA	0.465	06/25/2021	1,010,000	1,010,000	41,037	30,157	10,880

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS (continued)

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Puts (continued)
3M IRS	Deutsche Bank AG (London)	0.925%	06/01/2021	27,300,000	$27,300,000	$304,291	$184,865	$119,426
3M IRS	JPMorgan Securities, Inc.	0.325	06/01/2021	930,000	930,000	60,756	41,109	19,647
3M IRS	JPMorgan Securities, Inc.	0.390	06/01/2021	1,010,000	1,010,000	49,327	37,225	12,102
6M IRS	JPMorgan Securities, Inc.	0.750	08/10/2021	27,050,000	27,050,000	628,877	137,955	490,922
3M IRS	UBS AG (London)	0.415	06/04/2021	980,000	980,000	43,110	36,249	6,861
				60,290,000	60,290,000	1,193,819	532,934	660,885

Total purchased option contracts				73,990,000	$73,990,000	$1,230,819	$671,598	$559,221
Written option contracts
Calls
1M IRS	Citibank NA	0.031	04/29/2021	(5,140,000)	(5,140,000)	(17,834)	(29,970)	12,136
1M IRS	Deutsche Bank AG (London)	0.039	04/12/2021	(4,900,000)	(4,900,000)	(9,131)	(28,573)	19,442
1M IRS	Deutsche Bank AG (London)	1.638	04/06/2021	(5,070,000)	(5,070,000)	(1,642)	(50,193)	48,551
1M IRS	JPMorgan Securities, Inc.	0.091	04/19/2021	(5,140,000)	(5,140,000)	(28,446)	(32,761)	4,315
3Y IRS	JPMorgan Securities, Inc.	1.060	11/14/2022	(2,700,000)	(2,700,000)	(32,544)	(140,244)	107,700
1M IRS	MS & Co. Int. PLC	1.650	04/16/2021	(5,070,000)	(5,070,000)	(8,649)	(47,785)	39,136
1M IRS	MS & Co. Int. PLC	1.715	04/29/2021	(5,070,000)	(5,070,000)	(30,488)	(46,010)	15,522
1M IRS	MS & Co. Int. PLC	1.719	04/22/2021	(5,070,000)	(5,070,000)	(22,045)	(46,771)	24,726
3M IRS	MS & Co. Int. PLC	0.040	04/06/2021	(1,950,000)	(1,950,000)	—	(66,171)	66,171
1M IRS	UBS AG (London)	0.023	04/06/2021	(5,140,000)	(5,140,000)	(3,048)	(33,239)	30,191
1M IRS	UBS AG (London)	0.039	04/12/2021	(240,000)	(240,000)	(447)	(676)	229
				(45,490,000)	$(45,490,000)	$(154,274)	$(522,393)	$368,119
Puts
3M IRS	BofA Securities LLC	1.250	06/30/2021	(6,320,000)	(6,320,000)	(32,812)	(27,176)	(5,636)
1M IRS	Citibank NA	0.031	04/29/2021	(5,140,000)	(5,140,000)	(47,373)	(29,970)	(17,403)
3M IRS	Citibank NA	1.025	06/07/2021	(6,280,000)	(6,280,000)	(51,899)	(37,837)	(14,062)
1M IRS	Deutsche Bank AG (London)	0.039	04/12/2021	(4,900,000)	(4,900,000)	(29,993)	(28,573)	(1,420)
1M IRS	Deutsche Bank AG (London)	1.638	04/06/2021	(5,070,000)	(5,070,000)	(69,491)	(50,193)	(19,298)
3M IRS	Deutsche Bank AG (London)	1.095	06/01/2021	(27,300,000)	(27,300,000)	(162,590)	(115,541)	(47,049)
3M IRS	Deutsche Bank AG (London)	1.265	06/01/2021	(27,300,000)	(27,300,000)	(81,849)	(69,325)	(12,524)
1M IRS	JPMorgan Securities, Inc.	0.091	04/19/2021	(5,140,000)	(5,140,000)	(19,938)	(32,761)	12,823
3M IRS	JPMorgan Securities, Inc.	0.980	06/01/2021	(6,530,000)	(6,530,000)	(60,118)	(35,915)	(24,203)
6M IRS	JPMorgan Securities, Inc.	0.878	08/10/2021	(27,050,000)	(27,050,000)	(485,591)	(83,855)	(401,736)
6M IRS	JPMorgan Securities, Inc.	1.006	08/10/2021	(27,050,000)	(27,050,000)	(362,425)	(54,100)	(308,325)
1M IRS	MS & Co. Int. PLC	1.650	04/16/2021	(5,070,000)	(5,070,000)	(74,582)	(47,785)	(26,797)
1M IRS	MS & Co. Int. PLC	1.715	04/29/2021	(5,070,000)	(5,070,000)	(66,277)	(46,010)	(20,267)
1M IRS	MS & Co. Int. PLC	1.719	04/22/2021	(5,070,000)	(5,070,000)	(56,989)	(46,771)	(10,218)
3M IRS	MS & Co. Int. PLC	0.912	06/01/2021	(6,060,000)	(6,060,000)	(70,526)	(40,602)	(29,924)
1M IRS	UBS AG (London)	0.023	04/06/2021	(5,140,000)	(5,140,000)	(33,528)	(35,121)	1,593
1M IRS	UBS AG (London)	0.039	04/12/2021	(240,000)	(240,000)	(1,469)	(2,153)	684
3M IRS	UBS AG (London)	0.963	06/04/2021	(6,310,000)	(6,310,000)	(63,653)	(36,598)	(27,055)
3M IRS	UBS AG (London)	1.100	06/25/2021	(6,340,000)	(6,340,000)	(50,269)	(29,005)	(21,264)
				(187,380,000)	$(187,380,000)	$(1,821,372)	$(849,291)	$(972,081)

Total written option contracts				(232,870,000)	$(232,870,000)	$(1,975,646)	$(1,371,684)	$(603,962)

TOTAL				(158,880,000)	$(158,880,000)	$(744,827)	$(700,086)	$(44,741)

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

Abbreviations:
1M IRS	—1 Month Interest Rate Swaptions
3M IRS	—3 Month Interest Rate Swaptions
3Y IRS	—3 Year Interest Rate Swaptions
6M IRS	—6 Month Interest Rate Swaptions
BofA Securities LLC	—Bank of America Securities LLC
CDX.NA.IG Index 28	—CDX North America Investment Grade Index 28
CDX.NA.IG Index 34	—CDX North America Investment Grade Index 34
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Schedule of Investments

March 31, 2021

Principal Amount		Interest Rate		Maturity Date	Value

Foreign Sovereign Debt Obligations – 39.2%
British Pound – 1.3%
	United Kingdom Gilt
GBP	2,980,000	3.500%		01/22/45	$5,871,147
	1,020,000	1.750		07/22/57	1,572,324
	710,000	3.500		07/22/68	1,757,152

					9,200,623

Canadian Dollar – 1.2%
	British Columbia Province of Canada
CAD	2,600,000	2.850		06/18/25	2,218,369
	2,000,000	4.950		06/18/40	2,141,195
	Ontario Province of Canada
	1,700,000	2.600		06/02/25	1,433,184
	2,300,000	4.650		06/02/41	2,375,971

					8,168,719

Chinese Yuan – 5.4%
	Agricultural Development Bank of China
CNY	12,220,000	3.740		07/12/29	1,878,207
	32,800,000	2.960		04/17/30	4,733,089
	China Development Bank
	17,690,000	3.340		07/14/25	2,691,956
	26,490,000	3.500		08/13/26	4,050,030
	7,420,000	4.040		04/10/27	1,161,504
	590,000	3.650		05/21/29	90,026
	10,700,000	3.450		09/20/29	1,608,663
	27,380,000	3.090		06/18/30	3,995,199
	China Government Bond
	18,480,000	3.250		06/06/26	2,843,260
	19,000,000	2.850		06/04/27	2,841,485
	12,660,000	3.280		12/03/27	1,940,725
	22,460,000	3.250		11/22/28	3,427,655
	8,400,000	3.290		05/23/29	1,284,815
	2,890,000	4.080		10/22/48	465,908
	25,690,000	3.860		07/22/49	3,999,420
	2,790,000	3.390		03/16/50	396,408

					37,408,350

Euro – 9.9%
	Federal Republic of Germany
EUR	15,060,000	1.500		05/15/23	18,491,982
	650,000	2.500		08/15/46	1,206,002
	French Republic Government Bond OAT
	1,700,000	4.500		04/25/41	3,532,043
	310,000	3.250		05/25/45	577,955
	800,000	1.750	(a)	05/25/66	1,230,538
	Ireland Government Bond
	1,120,000	0.200		10/18/30	1,342,332
	Italy Buoni Poliennali Del Tesoro
	800,000	0.050	(a)	01/15/23	945,459
	4,710,000	0.950		03/15/23	5,664,540
	4,190,000	6.000		05/01/31	7,469,085
	1,750,000	2.950	(a)	09/01/38	2,608,563
	1,000,000	2.800	(a)	03/01/67	1,465,969
	Italy Certificati di Credito del Tesoro/CCTS-eu(b) (-1x6M Euribor + 1.850%)
	4,320,000	1.323		01/15/25	5,352,195

Foreign Sovereign Debt Obligations – (continued)
Euro – (continued)
	Kingdom of Belgium(a)
EUR	960,000	4.250%		03/28/41	$1,926,703
	250,000	2.150		06/22/66	423,283
	Portugal Obrigacoes do Tesouro OT(a)
	1,200,000	1.950		06/15/29	1,623,561
	Republic of Austria Government Bond(a)
	450,000	1.500		11/02/86	725,893
	280,000	2.100	(c)	09/20/17	575,299
	280,000	0.850	(d)	06/30/20	320,068
	Republic of Indonesia(a)
	650,000	2.625		06/14/23	802,655
	240,000	2.150		07/18/24	298,159
	Republic of Romania(a)
	70,000	2.000		01/28/32	82,269
	400,000	3.375		01/28/50	489,895
	Spain Government Bond(a)
	2,075,000	5.900		07/30/26	3,232,612
	3,250,000	1.500		04/30/27	4,197,357
	890,000	1.250		10/31/30	1,139,797
	1,110,000	3.450		07/30/66	2,084,629

					67,808,843

Indonesian Rupiah – 0.1%
	Republic of Indonesia
IDR	12,964,000,000	8.750		05/15/31	1,013,022

Israeli Shekel – 0.1%
	Israel Government Bond
ILS	2,430,000	2.000		03/31/27	783,890

Japanese Yen – 17.0%
	Government of Japan
JPY	4,782,000,000	0.100		03/01/23	43,391,926
	650,450,000	0.100		09/20/24	5,921,636
	596,200,000	2.500		09/20/34	6,990,765
	367,900,000	0.400		03/20/39	3,304,139
	130,600,000	0.300		12/20/39	1,146,815
	90,700,000	1.400		09/20/45	973,408
	621,400,000	0.500		03/20/60	5,246,754
	Japan Treasury Discount Bill(e)
	4,237,950,000	0.000		06/28/21	38,284,505
	Japanese Government CPI Linked Bond
	1,242,506,048	0.100		03/10/29	11,302,345

					116,562,293

Russian Ruble – 0.1%
	Russian Federation Bond
RUB	26,160,000	7.050		01/19/28	349,909

Singapore Dollar – 0.2%
	Singapore Government Bond
SGD	2,150,000	2.750		07/01/23	1,674,913

South Korean Won – 0.9%
	Inflation Linked Korea Treasury Bond
KRW	1,850,759,565	1.000		06/10/26	1,673,136
	Korea Treasury Bond
	2,598,070,000	1.875		06/10/29	2,284,329
	2,641,660,000	1.375		12/10/29	2,217,183

					6,174,648

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Foreign Sovereign Debt Obligations – (continued)
Thai Baht – 1.0%
	Thailand Government Bond
THB	126,490,000	1.875%		06/17/22	$4,117,690
	76,900,000	2.400		12/17/23	2,577,646

					6,695,336

United States Dollar – 2.0%
	Abu Dhabi Government International Bond
	$500,000	3.125	(a)	10/11/27	542,031
	600,000	4.125	(a)	10/11/47	675,750
	1,370,000	4.125		10/11/47	1,542,963
	Mexico Government International Bond (f)
	780,000	2.659		05/24/31	739,781
	811,000	3.771		05/24/61	714,440
	Republic of Indonesia
	970,000	5.875		01/15/24	1,095,494
	200,000	4.125	(a)	01/15/25	219,000
	4,340,000	4.125		01/15/25	4,752,300
	790,000	3.850	(a)	07/18/27	866,778
	Republic of Peru(f)
	10,000	2.780		12/01/60	8,241
	100,000	3.230	(g)	07/28/21	80,656
	Republic of Qatar(a)
	1,820,000	5.103		04/23/48	2,300,594

					13,538,028

	TOTAL FOREIGN SOVEREIGN DEBT OBLIGATIONS
	(Cost $260,053,960)				$269,378,574

Corporate Obligations – 37.9%
Aerospace & Defense(f) – 1.2%
	Airbus SE
EUR	550,000	2.000%		04/07/28	$715,172
	500,000	2.375		04/07/32	676,912
	550,000	2.375		06/09/40	730,316
	Northrop Grumman Corp.
	$1,700,000	2.930		01/15/25	1,810,228
	1,100,000	3.250		01/15/28	1,178,111
	Raytheon Technologies Corp.
	27,000	3.650		08/16/23	28,869
	Teledyne Technologies, Inc.
	1,250,000	0.950		04/01/24	1,245,100
	The Boeing Co.
	1,075,000	5.150		05/01/30	1,238,013
	225,000	3.250		02/01/35	217,611
	225,000	3.375		06/15/46	203,020
	80,000	3.625		03/01/48	73,732
	80,000	3.850		11/01/48	77,322
	80,000	5.805		05/01/50	101,196

					8,295,602

Agriculture(f) – 0.3%
	Altria Group, Inc.
EUR	200,000	3.125		06/15/31	270,321

Corporate Obligations – (continued)
Agriculture(f) – (continued)
	BAT Capital Corp.
	$50,000	3.557		08/15/27	53,213
	1,450,000	2.259		03/25/28	1,426,090

					1,749,624

Automotive – 0.1%
	General Motors Financial Co., Inc.(f)
	200,000	5.650		01/17/29	238,356
	Volkswagen Leasing GmbH
EUR	600,000	1.625		08/15/25	744,718

					983,074

Banks – 11.7%
	ABN AMRO Bank NV(b)(f)
	(-1x 5 Year EUR Swap + 4.674)
	500,000	4.375		09/22/49	624,727
	(5 year EUR Swap + 2.450%)
	700,000	2.875		01/18/28	858,815
	AIB Group PLC(b)(f)
	(-1X 5 year EUR Swap + 3.300%)
	675,000	2.875		05/30/31	838,750
	(3M USD LIBOR + 1.874%)
	$2,250,000	4.263	(a)	04/10/25	2,445,457
	Australia & New Zealand Banking Group Ltd.(a)(b)(f) (5 Year CMT + 1.288%)
	750,000	2.950		07/22/30	774,383
	Banco Santander SA
	800,000	2.706		06/27/24	844,880
	400,000	3.306		06/27/29	423,480
	1,600,000	3.490		05/28/30	1,671,872
EUR	500,000	1.625		10/22/30	597,895
	$800,000	2.749		12/03/30	760,568
	Bank of America Corp.
	750,000	5.875		02/07/42	1,018,755
	(3M USD LIBOR + 0.810%)
	2,900,000	3.366	(b)(f)	01/23/26	3,119,588
	(SOFR + 2.150%)
	375,000	2.592	(b)(f)	04/29/31	373,815
	Barclays PLC(f)
	900,000	3.684		01/10/23	920,637
	(3M USD LIBOR + 1.400%)
	800,000	4.610	(b)	02/15/23	826,496
	BNP Paribas SA
	1,450,000	3.375	(a)	01/09/25	1,556,386
	1,250,000	3.375		01/09/25	1,341,712
	(-1X 3M Euribor + 0.950%)
EUR	900,000	0.500	(b)(f)	09/01/28	1,052,338
	(3M Euribor + 1.800%)
	1,100,000	2.125	(b)(f)	01/23/27	1,401,591
	(5 year EUR Swap + 1.830%)
	300,000	2.625	(b)(f)	10/14/27	364,704
	(5 Year USD Swap + 1.483%)
	$950,000	4.375	(a)(b)(f)	03/01/33	1,030,285
	(5 Year USD Swap + 4.149%)
	200,000	6.625	(a)(b)(f)	03/25/49	218,098
	(SOFR + 1.004%)
	575,000	1.323	(a)(b)(f)	01/13/27	562,873

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
	BNP Paribas SA – (continued)
	(SOFR + 2.074%)
	$550,000	2.219	%(a)(b)(f)	06/09/26	$563,888
	BPCE SA(a)
	2,350,000	4.000		09/12/23	2,535,368
	(SOFR + 1.520%)
	1,000,000	1.652	(b)(f)	10/06/26	997,510
	CaixaBank SA
EUR	400,000	1.125		05/17/24	484,813
	(-1X 3M Euribor + 0.850%)
	900,000	0.375	(b)(f)	11/18/26	1,054,670
	Citigroup, Inc.
	$1,210,000	3.500		05/15/23	1,280,749
GBP	600,000	2.750	(f)	01/24/24	868,873
	(SOFR + 0.686%)
	$1,575,000	0.776	(b)(f)	10/30/24	1,573,614
	(SOFR + 2.842%)
	1,700,000	3.106	(b)(f)	04/08/26	1,815,617
	(SOFR + 3.914%)
	25,000	4.412	(b)(f)	03/31/31	28,420
	Citizens Bank NA(f)
	250,000	3.250		02/14/22	255,663
	Commerzbank AG
EUR	550,000	4.000		03/23/26	716,159
	Commonwealth Bank of Australia(a)(b)(f) (5 Year CMT + 2.050%)
	$1,000,000	3.610		09/12/34	1,033,270
	Cooperative Rabobank UA
EUR	550,000	3.875		07/25/23	702,892
	Credit Agricole SA(a)(b)f)
	(SOFR + 0.892%)
	$1,100,000	1.247		01/26/27	1,075,437
	(SOFR + 1.676%)
	300,000	1.907		06/16/26	304,302
	Credit Suisse AG
	1,000,000	2.950		04/09/25	1,058,520
	Credit Suisse Group AG(a)(b)(f)
	(3M USD LIBOR + 1.410%)
	2,800,000	3.869		01/12/29	2,993,396
	(SOFR + 1.560%)
	1,550,000	2.593		09/11/25	1,606,978
	Deutsche Bank AG(b)(f)
	(-1X 3M Euribor + 2.050%)
EUR	1,600,000	1.750		11/19/30	1,942,592
	(SOFR + 1.870%)
	$275,000	2.129		11/24/26	275,531
	(SOFR + 2.159%)
	600,000	2.222		09/18/24	615,060
	Erste Group Bank AG(b)(f) (5 Year EUR Swap + 6.204%)
EUR	600,000	6.500		04/15/49	789,546
	Fifth Third Bancorp(f)
	$575,000	2.375		01/28/25	599,691
	HSBC Holdings PLC
	200,000	4.250		08/18/25	220,098
	450,000	4.950		03/31/30	524,768
	(3M USD LIBOR + 1.211%)
	2,150,000	3.803	(b)(f)	03/11/25	2,318,151

Corporate Obligations – (continued)
Banks – (continued)
	JPMorgan Chase & Co.(f)
	3,200,000	3.625%		12/01/27	$3,475,808
	(3M USD LIBOR + 0.730%)
	305,000	3.559	(b)	04/23/24	323,209
	(3M USD LIBOR + 0.890%)
	300,000	3.797	(b)	07/23/24	321,303
	(SOFR + 2.515%)
	750,000	2.956	(b)	05/13/31	763,350
	Kreditanstalt fuer Wiederaufbau(h)
EUR	3,000,000	0.625		01/07/28	3,737,383
	Macquarie Bank Ltd.(a)(b)(f) (5 year CMT + 1.700%)
	$800,000	3.052		03/03/36	765,864
	Macquarie Group Ltd.
EUR	350,000	0.625		02/03/27	418,301
	(3M USD LIBOR + 1.372%)
	$380,000	3.763	(a)(b)(f)	11/28/28	415,389
	(SOFR + 1.069%)
	400,000	1.340	(a)(b)(f)	01/12/27	392,416
	Natwest Group PLC
	200,000	3.875		09/12/23	214,480
	(3M USD LIBOR + 1.480%)
	1,200,000	3.498	(b)(f)	05/15/23	1,236,600
	Regions Financial Corp.(f)
	210,000	3.800		08/14/23	225,355
	Santander UK Group Holdings PLC(b)(f)
	(1 year CMT + 1.250%)
	1,000,000	1.532		08/21/26	991,830
	(SOFR + 0.787%)
	1,250,000	1.089		03/15/25	1,250,925
	Societe Generale SA
EUR	1,700,000	1.750		03/22/29	2,143,309
	(-1X 3M Euribor + 1.280%)
	400,000	0.875	(b)(f)	09/22/28	477,669
	(1 year CMT + 1.100%)
	$1,500,000	1.488	(a)(b)(f)	12/14/26	1,471,440
	Standard Chartered PLC(a)(b)(f)
	(1 year CMT + 0.880%)
	325,000	1.214		03/23/25	326,157
	(1 year CMT + 1.000%)
	1,550,000	1.456		01/14/27	1,513,497
	The Huntington National Bank(f)
	1,950,000	3.250		05/14/21	1,951,462
	300,000	1.800		02/03/23	306,963
	The PNC Financial Services Group, Inc.(f)
	600,000	3.500		01/23/24	646,578
	UniCredit SpA
EUR	500,000	1.800		01/20/30	602,996
	(-1X 3M Euribor + 2.550%)
	350,000	2.200	(b)(f)	07/22/27	433,491
	Wells Fargo & Co.(b)(f) (SOFR + 2.000%)
	$2,450,000	2.188		04/30/26	2,527,444
	Westpac Banking Corp.(b)(f)
	(5 year CMT + 1.350%)
	1,200,000	2.894		02/04/30	1,236,108
	(5 year CMT + 1.750%)
	475,000	2.668		11/15/35	451,787

					80,484,795

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Beverages(f) – 2.3%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
$750,000	4.900%		02/01/46	$891,353
Anheuser-Busch InBev Worldwide, Inc.
500,000	4.150		01/23/25	555,365
1,700,000	4.750		01/23/29	1,986,416
700,000	4.600		04/15/48	802,543
Bacardi Ltd.(a)
1,200,000	4.700		05/15/28	1,373,424
Constellation Brands, Inc.
1,500,000	3.200		02/15/23	1,569,480
1,500,000	4.400		11/15/25	1,691,625
1,550,000	2.875		05/01/30	1,585,697
Diageo Capital PLC
1,950,000	2.000		04/29/30	1,905,247
Keurig Dr Pepper, Inc.
3,250,000	4.417		05/25/25	3,646,207
50,000	5.085		05/25/48	62,687

				16,070,044

Biotechnology(f) – 0.2%
Biogen, Inc.
1,600,000	2.250		05/01/30	1,538,992

Building Materials(f) – 0.2%
Carrier Global Corp.
650,000	2.493		02/15/27	672,665
225,000	2.722		02/15/30	227,113
300,000	3.377		04/05/40	299,922

				1,199,700

Chemicals – 0.4%
DuPont de Nemours, Inc.(f)
600,000	4.493		11/15/25	679,050
Nutrition & Biosciences, Inc.(a)(f)
450,000	1.230		10/01/25	442,566
200,000	1.832		10/15/27	195,702
150,000	3.268		11/15/40	147,531
Sasol Financing International Ltd.
560,000	4.500		11/14/22	571,200
Syngenta Finance NV(a)(f)
550,000	4.441		04/24/23	578,050
400,000	4.892		04/24/25	427,200

				3,041,299

Commercial Services – 0.2%
DP World Crescent Ltd.
200,000	4.848		09/26/28	223,000
DP World PLC
390,000	5.625		09/25/48	456,909
Global Payments, Inc.(f)
450,000	1.200		03/01/26	441,473

				1,121,382

Computers(f) – 1.2%
Dell International LLC/EMC Corp.(a)
1,250,000	6.020		06/15/26	1,479,087
1,075,000	4.900		10/01/26	1,222,039

Corporate Obligations – (continued)
Computers(f) – (continued)
Dell International LLC/EMC Corp.(a) – (continued)
875,000	5.300		10/01/29	1,023,146
75,000	6.200		07/15/30	93,390
Hewlett Packard Enterprise Co.
1,200,000	4.450		10/02/23	1,304,568
300,000	4.650		10/01/24	335,571
1,850,000	4.900		10/15/25	2,108,778
250,000	6.350		10/15/45	326,338

				7,892,917

Diversified Financial Services – 1.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
282,000	3.500	(f)	05/26/22	289,504
2,149,000	4.625		07/01/22	2,242,052
AIG Global Funding(a)
224,000	2.300		07/01/22	229,271
Air Lease Corp.(f)
1,150,000	3.250		03/01/25	1,208,535
575,000	2.875		01/15/26	595,119
American Express Co.(f)
255,000	2.500		07/30/24	269,512
Aviation Capital Group LLC(a)(f)
400,000	1.950		01/30/26	389,756
Avolon Holdings Funding Ltd.(a)(f)
400,000	3.950		07/01/24	418,076
Capital One Financial Corp.(f)
505,000	3.300		10/30/24	544,526
GE Capital Funding LLC(a)(f)
550,000	4.400		05/15/30	623,590
GE Capital International Funding Co.
1,350,000	4.418		11/15/35	1,544,886

				8,354,827

Electrical – 0.6%
Ameren Corp.(f)
150,000	2.500		09/15/24	157,844
CMS Energy Corp.(b)(f) (5 year CMT + 2.900%)
550,000	3.750		12/01/50	547,079
DTE Energy Co.
498,000	2.250		11/01/22	511,272
Electricite de France SA(a)(f)
1,450,000	4.500		09/21/28	1,652,492
Pacific Gas & Electric Co.(f)
250,000	2.500		02/01/31	235,780
100,000	3.300		08/01/40	90,165
200,000	3.500		08/01/50	174,058
Sempra Energy(f)
700,000	3.400		02/01/28	752,185

				4,120,875

Engineering & Construction(f) – 0.2%
Mexico City Airport Trust
540,000	3.875	(a)	04/30/28	547,256
200,000	5.500	(a)	10/31/46	196,810
430,000	5.500	(a)	07/31/47	423,679
200,000	5.500		07/31/47	197,060

				1,364,805

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Food & Drug Retailing – 0.0%
	The JM Smucker Co.
	$225,000	3.000%		03/15/22	$230,720

Gas(f) – 0.3%
	NiSource, Inc.
	1,025,000	3.600		05/01/30	1,111,182
	ONE Gas, Inc.
	1,225,000	1.100		03/11/24	1,225,882

					2,337,064

Healthcare Providers & Services(f) – 0.7%
	DENTSPLY SIRONA, Inc.
	775,000	3.250		06/01/30	809,588
	Medtronic Global Holdings SCA
EUR	400,000	0.250		07/02/25	474,465
	300,000	2.250		03/07/39	411,998
	Smith & Nephew PLC
	$1,825,000	2.032		10/14/30	1,717,088
	Stryker Corp.
	1,700,000	1.950		06/15/30	1,643,050

					5,056,189

Insurance – 1.5%
	Ageas SA(b)(f) (-1X 3M Euribor + 3.100%)
EUR	800,000	1.875		11/24/51	928,722
	Allianz SE(b)(f) (-1X 5 year EUR Swap + 2.770%)
	800,000	2.625		10/30/49	945,206
	American International Group, Inc.
	$200,000	4.875		06/01/22	209,992
	150,000	4.125		02/15/24	164,249
	2,150,000	3.900	(f)	04/01/26	2,373,277
	Aviva PLC(b)(f) (5 Year UK Government Bond + 2.850%)
GBP	450,000	6.125		11/14/36	753,178
	AXA SA(b)(f) (3M Euribor + 3.200%)
EUR	550,000	3.250		05/28/49	742,042
	CNP Assurances(f)
	1,000,000	0.375		03/08/28	1,150,032
	Helvetia Europe SA(b)(f) (-1X 5 year EUR Swap + 3.950%)
	550,000	2.750		09/30/41	697,751
	La Mondiale SAM(f)
	600,000	0.750		04/20/26	712,809
	600,000	2.125		06/23/31	734,087
	Legal & General Group PLC(b)(f) (-1X 5 year UK Government Bond + 4.050%)
GBP	500,000	3.750		11/26/49	729,686
	M&G PLC(b)(f) (5 year UK Government Bond + 3.724%)
	100,000	6.340		12/19/63	173,185

					10,314,216

Internet(f) – 0.4%
	Booking Holdings, Inc.
EUR	600,000	0.100		03/08/25	705,942
	Expedia Group, Inc.
	$1,150,000	3.250		02/15/30	1,163,754
	Prosus NV(a)
	210,000	3.680		01/21/30	217,087
	200,000	4.027		08/03/50	182,000

Corporate Obligations – (continued)
Internet(f) – (continued)
	Prosus NV(a) – (continued)
	200,000	3.832		02/08/51	176,510

					2,445,293

Investment Companies – 0.7%
	Huarong Finance 2019 Co. Ltd.
	380,000	3.750		05/29/24	400,306
	200,000	3.375	(f)	02/24/30	194,063
	Huarong Finance II Co. Ltd.
	370,000	5.000		11/19/25	406,537
	200,000	4.625		06/03/26	216,625
	200,000	4.875		11/22/26	220,188
	JAB Holdings B.V.
EUR	2,700,000	1.000		12/20/27	3,258,999

					4,696,718

Iron/Steel(f) – 0.2%
	Steel Dynamics, Inc.
	$1,275,000	1.650		10/15/27	1,250,023

Lodging(f) – 0.2%
	Marriott International, Inc.
	1,500,000	4.650		12/01/28	1,672,800

Machinery-Diversified(f) – 0.1%
	Otis Worldwide Corp.
	900,000	2.565		02/15/30	906,111

Media(f) – 1.1%
	Charter Communications Operating LLC/Charter Communications Operating Capital
	900,000	4.500		02/01/24	984,744
	3,400,000	4.908		07/23/25	3,858,558
	650,000	4.800		03/01/50	699,836
	Comcast Corp.
	1,000,000	3.700		04/15/24	1,091,150
	750,000	3.950		10/15/25	837,915

					7,472,203

Mining(a) – 0.5%
	Glencore Funding LLC
	1,400,000	4.125		05/30/23	1,495,746
	650,000	4.125	(f)	03/12/24	703,690
	775,000	4.875	(f)	03/12/29	882,640

					3,082,076

Miscellaneous Manufacturing – 0.2%
	General Electric Co.
	100,000	2.700		10/09/22	103,459
	300,000	6.750		03/15/32	401,730
	750,000	4.350	(f)	05/01/50	833,250

					1,338,439

Multi-National – 1.0%
	European Investment Bank
EUR	3,400,000	0.875		01/14/28	4,317,558
	770,000	1.000		11/14/42	1,021,630
	FMS Wertmanagement(h)
GBP	1,100,000	1.375		03/07/25	1,568,762

					6,907,950

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Oil Field Services – 1.1%
	BP Capital Markets America, Inc.(f)
	$700,000	3.790%		02/06/24	$759,514
	BP Capital Markets PLC
	250,000	3.814		02/10/24	272,468
	(-1X 5 year EUR Swap + 3.880%)
EUR	400,000	3.250	(b)(f)	03/22/49	503,107
	(-1X 5 year EUR Swap + 4.120%)
	400,000	3.625	(b)(f)	03/22/49	509,078
	Devon Energy Corp.(f)
	$100,000	5.850		12/15/25	116,625
	Gazprom PJSC Via Gaz Capital SA
	310,000	5.150	(a)	02/11/26	339,547
	210,000	5.150		02/11/26	230,016
	240,000	8.625	(i)	04/28/34	337,575
	310,000	7.288		08/16/37	405,422
	Gazprom PJSC Via Gaz Finance PLC(a)
	400,000	3.250		02/25/30	382,750
	Occidental Petroleum Corp.
	300,000	5.550	(f)	03/15/26	316,500
	250,000	6.450		09/15/36	275,312
	Phillips 66(f)
	250,000	3.850		04/09/25	273,805
	200,000	1.300		02/15/26	197,990
	Pioneer Natural Resources Co.(f)
	150,000	1.125		01/15/26	147,480
	Suncor Energy, Inc.(f)
	900,000	3.100		05/15/25	961,083
	Wintershall Dea Finance B.V.(f)
EUR	1,300,000	1.332		09/25/28	1,562,135

					7,590,407

Pharmaceuticals – 2.3%
	AbbVie, Inc.
	$620,000	2.300		11/21/22	637,713
	300,000	3.750	(f)	11/14/23	323,214
	1,350,000	2.600	(f)	11/21/24	1,424,371
	200,000	4.250	(f)	11/14/28	228,028
	750,000	3.200	(f)	11/21/29	796,245
	550,000	4.050	(f)	11/21/39	613,118
	625,000	4.875	(f)	11/14/48	764,138
	1,700,000	4.250	(f)	11/21/49	1,924,332
	Bayer US Finance II LLC(a)(f)
	750,000	3.875		12/15/23	808,485
	1,000,000	4.250		12/15/25	1,113,380
	Becton Dickinson & Co.(f)
	3,275,000	3.363		06/06/24	3,511,389
	1,000,000	3.700		06/06/27	1,102,200
	Cigna Corp.(f)
	600,000	4.900		12/15/48	735,144
	CVS Health Corp.(f)
	123,000	3.700		03/09/23	130,466
	300,000	2.625		08/15/24	316,521
	100,000	5.050		03/25/48	122,753
	Takeda Pharmaceutical Co. Ltd.(f)
EUR	500,000	1.375		07/09/32	612,232

Corporate Obligations – (continued)
Pharmaceuticals – (continued)
	Upjohn Finance B.V.(f)
	500,000	1.908		06/23/32	629,699

					15,793,428

Pipelines – 0.9%
	Abu Dhabi Crude Oil Pipeline LLC(a)
	1,260,000	4.600		11/02/47	1,422,225
	Energy Transfer Operating LP(f)
	250,000	5.250		04/15/29	284,975
	Enterprise Products Operating LLC(f)
	500,000	3.750		02/15/25	547,125
	EQM Midstream Partners LP(f)
	76,000	4.750		07/15/23	78,660
	Galaxy Pipeline Assets Bidco Ltd.(a)
	200,000	2.625		03/31/36	191,000
	MPLX LP(f)
	250,000	4.500		04/15/38	273,088
	150,000	5.500		02/15/49	178,766
	Sabine Pass Liquefaction LLC(f)
	1,500,000	5.625		03/01/25	1,716,285
	Sunoco Logistics Partners Operations LP(f)
	250,000	5.300		04/01/44	258,200
	The Williams Cos., Inc.(f)
	550,000	3.600		03/15/22	563,139
	450,000	3.900		01/15/25	487,723

					6,001,186

Real Estate(f) – 0.5%
	Country Garden Holdings Co. Ltd.
	310,000	3.300		01/12/31	292,950
	Grand City Properties SA
EUR	600,000	0.125		01/11/28	680,999
	Logicor Financing S.a.r.l.
	600,000	2.250		05/13/25	756,356
	550,000	3.250		11/13/28	750,137
	SBB Treasury Oyj
	950,000	0.750		12/14/28	1,079,451

					3,559,893

Real Estate Investment Trust(f) – 1.1%
	National Retail Properties, Inc.
	$375,000	3.900		06/15/24	407,460
	Prologis LP
	1,000,000	2.250		04/15/30	986,020
	Simon Property Group LP
	576,000	2.750		06/01/23	600,595
	Spirit Realty LP
	300,000	2.100		03/15/28	291,813
	VEREIT Operating Partnership LP
	900,000	4.625		11/01/25	1,016,280
	200,000	3.400		01/15/28	211,374
	300,000	2.850		12/15/32	290,787
	WEA Finance LLC/Westfield UK & Europe Finance PLC(a)
	400,000	3.750		09/17/24	424,240
	WP Carey, Inc.
	240,000	4.600		04/01/24	264,060
	170,000	4.000		02/01/25	184,506

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Real Estate Investment Trust(f) – (continued)
	WP Carey, Inc. – (continued)
	$625,000	2.400%		02/01/31	$599,769
	WPC Eurobond B.V.
EUR	1,775,000	1.350		04/15/28	2,149,921
	WPC Eurobond BV
	300,000	0.950		06/01/30	347,300

					7,774,125

Retailing(f) – 0.4%
	Dollar Tree, Inc.
	$650,000	4.000		05/15/25	717,652
	Walgreens Boots Alliance, Inc.
	1,850,000	3.200		04/15/30	1,924,888

					2,642,540

Savings & Loans(a)(b)(f) – 0.1%
	Nationwide Building Society
	(3M USD LIBOR + 1.181%)
	200,000	3.622		04/26/23	206,284
	(3M USD LIBOR + 1.855%)
	500,000	3.960		07/18/30	547,035

					753,319

Semiconductors – 1.2%
	Broadcom, Inc.
	3,193,000	3.459	(f)	09/15/26	3,427,973
	1,050,000	3.419		04/15/33	1,053,007
	3,700,000	3.469		04/15/34	3,712,651

					8,193,631

Software(f) – 0.3%
	Fidelity National Information Services, Inc.
EUR	400,000	0.750		05/21/23	477,242
	550,000	0.625		12/03/25	659,400
	Fiserv, Inc.
	$650,000	3.200		07/01/26	700,954

					1,837,596

Sovereign – 0.4%
	European Financial Stability Facility(h)
EUR	1,170,000	0.875		04/10/35	1,496,560
	European Union
	820,000	0.200		06/04/36	955,998

					2,452,558

Telecommunication Services – 2.7%
	AT&T, Inc.(f)
	$250,000	3.000		06/30/22	256,743
	1,879,000	2.550	(a)	12/01/33	1,783,528
EUR	600,000	1.800		09/14/39	707,947
	$100,000	4.350		06/15/45	109,610
	100,000	4.850		07/15/45	114,908
	550,000	5.450		03/01/47	687,819
	600,000	4.500		03/09/48	658,458
	Deutsche Telekom International Finance B.V.(a)(f)
	500,000	2.485		09/19/23	520,115
	1,300,000	4.375		06/21/28	1,490,203

Corporate Obligations – (continued)
Telecommunication Services – (continued)
	T-Mobile USA, Inc.(a)(f)
	500,000	3.500		04/15/25	539,320
	900,000	3.750		04/15/27	983,124
	900,000	3.875		04/15/30	976,590
	1,675,000	2.550		02/15/31	1,636,453
	550,000	3.000		02/15/41	511,836
	Telefonica Emisiones SA(f)
EUR	500,000	1.788		03/12/29	645,296
	Verizon Communications, Inc.
	$3,084,000	4.329		09/21/28	3,531,149
	1,000,000	2.550	(f)	03/21/31	998,690
	64,000	5.012		04/15/49	79,044
	300,000	4.000	(f)	03/22/50	322,767
	676,000	2.987	(a)(f)	10/30/56	594,704
	Vodafone Group PLC
	1,000,000	4.375		05/30/28	1,148,490

					18,296,794

Trading Companies & Distributors(f) – 0.2%
	Blackstone Property Partners Europe Holdings S.a.r.l.
EUR	450,000	2.200		07/24/25	565,267
	600,000	1.750		03/12/29	727,698

					1,292,965

	TOTAL CORPORATE OBLIGATIONS
	(Cost $248,456,722)				$260,116,180

Asset-Backed Securities(b) – 6.7%
Collateralized Loan Obligations(a) – 4.8%
	AGL CLO 3 Ltd. Series 2020-3A, Class A (3M USD LIBOR + 1.300%)
	$2,100,000	1.541%		01/15/33	$2,108,497
	Apidos CLO XXIII Series 2015-23A, Class AR (3M USD LIBOR + 1.220%)
	2,100,000	1.461		04/15/33	2,107,260
	Catamaran CLO Ltd. Series 2013-1A, Class AR (3M USD LIBOR + 0.850%)
	2,675,549	1.063		01/27/28	2,675,685
	Elmwood CLO IV Ltd. Series 2020-1A, Class A (3M USD LIBOR + 1.240%)
	5,300,000	1.481		04/15/33	5,321,105
	Madison Park Funding XXX Ltd. Series 2018-30A, Class A (3M USD LIBOR + 0.750%)
	5,300,000	0.991		04/15/29	5,285,017
	Magnetite XXIV Ltd. Series 2019-24A, Class A (3M USD LIBOR + 1.330%)
	1,400,000	1.571		01/15/33	1,402,146
	Mill City Mortgage Loan Trust Series 2017-2, Class A3
	396,535	2.947		07/25/59	410,840
	Mountain View CLO LLC Series 2016-1A, Class AR (3M USD LIBOR + 1.360%)
	1,800,000	1.594		04/14/33	1,800,569
	Steele Creek CLO Ltd. Series 2019-1A, Class D (3M USD LIBOR + 4.100%)
	1,400,000	4.341		04/15/32	1,389,221

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities(b) – (continued)
Collateralized Loan Obligations(a) – (continued)
Tryon Park CLO Ltd. Series 2013-1A, Class A1SR (3M USD LIBOR + 0.890%)
$3,700,000	1.131%	04/15/29	$3,698,679
Venture 36 CLO Ltd. Series 2019-36A, Class D (3M USD LIBOR + 4.150%)
900,000	4.374	04/20/32	900,288
Venture CDO Ltd. Series 2020-39A, Class A1 (3M USD LIBOR + 1.280%)
3,475,000	1.521	04/15/33	3,485,182
Voya CLO Ltd. Series 2019-1A, Class AR (3M USD LIBOR + 1.060%)
2,100,000	1.301	04/15/31	2,100,460

			32,684,949

Home Equity(b) – 0.0%
GMAC Mortgage Home Equity Loan Trust Series 2007-HE3, Class 2A1
35,158	7.000	09/25/37	35,654

Student Loans – 1.9%
ECMC Group Student Loan Trust Series 2017-1A, Class A(a) (1M USD LIBOR + 1.200%)
2,915,678	1.309	12/27/66	2,954,167
Educational Services of America, Inc. Series 2015-2, Class A(a) (1M USD LIBOR + 1.000%)
635,893	1.109	12/25/56	641,886
Higher Education Funding I Series 2014-1, Class A(a) (3M USD LIBOR + 1.050%)
2,295,312	1.238	05/25/34	2,307,950
Knowledgeworks Foundation Student Loan Series 2010-1, Class A (3M USD LIBOR + 0.950%)
253,430	1.138	02/25/42	252,090
Navient Student Loan Trust Series 2017-2A, Class A(a) (1M USD LIBOR + 1.050%)
4,561,848	1.159	12/27/66	4,619,304
Nelnet Student Loan Trust Series 2011-1A, Class A(a) (1M USD LIBOR + 0.850%)
166,408	0.959	02/25/48	166,723
PHEAA Student Loan Trust Series 2016-1A, Class A(a) (1M USD LIBOR + 1.150%)
2,000,035	1.259	09/25/65	2,014,622

			12,956,742

TOTAL ASSET-BACKED SECURITIES
(Cost $45,449,219)			$45,677,345

Mortgage-Backed Obligations – 22.7%
Collateralized Mortgage Obligations – 2.3%
Interest Only(j) – 1.4%
FHLMC REMIC Series 3852, Class SW(b) (-1x 1M USD LIBOR + 6.000%)
$240,694	5.894%	05/15/41	$39,367
FHLMC REMIC Series 4314, Class SE(b) (-1x 1M USD LIBOR + 6.050%)
224,066	5.944	03/15/44	37,836

Mortgage-Backed Obligations – (continued)
Interest Only(j) – (continued)
FHLMC REMIC Series 4320, Class SD(b) (-1x 1M USD LIBOR + 6.100%)
188,091	5.994	07/15/39	34,330
FHLMC REMIC Series 4583, Class ST(b) (-1x 1M USD LIBOR + 6.000%)
776,595	5.894	05/15/46	144,617
FHLMC REMIC Series 4792, Class SA(b) (-1x 1M USD LIBOR + 6.200%)
397,803	6.094	05/15/48	61,270
FHLMC REMIC Series 4936, Class ES(b) (-1x 1M USD LIBOR + 6.000%)
179,491	5.891	12/25/49	29,329
FHLMC REMIC Series 4980, Class KI
2,103,747	4.500	06/25/50	367,449
FHLMC REMIC Series 4991, Class IE
1,079,677	5.000	07/25/50	178,107
FHLMC REMIC Series 4998, Class GI
1,597,269	4.000	08/25/50	280,241
FHLMC REMIC Series 5002, Class SJ(b) (-1x 1M USD LIBOR + 6.100%)
1,863,748	5.991	07/25/50	370,051
FHLMC REMIC Series 5009, Class DI
1,265,980	2.000	09/25/50	150,532
FHLMC REMIC Series 5012, Class DI
309,457	4.000	09/25/50	54,351
FHLMC REMIC Series 5020, Class IH
1,355,817	3.000	08/25/50	200,386
FHLMC STRIPS Series 304, Class C45
172,060	3.000	12/15/27	9,542
FNMA REMIC Series 2011-124, Class SC(b) (-1x 1M USD LIBOR + 6.550%)
232,107	6.441	12/25/41	44,181
FNMA REMIC Series 2012-5, Class SA(b) (-1x 1M USD LIBOR + 5.950%)
334,866	5.841	02/25/42	60,168
FNMA REMIC Series 2014-6, Class SA(b) (-1x 1M USD LIBOR + 6.600%)
296,281	6.491	02/25/44	58,074
FNMA REMIC Series 2015-34, Class LS(b) (-1x 1M USD LIBOR + 6.100%)
1,032,474	5.991	06/25/45	219,175
FNMA REMIC Series 2017-31, Class SG(b) (-1x 1M USD LIBOR + 6.100%)
604,753	5.991	05/25/47	121,557
FNMA REMIC Series 2017-86, Class SB(b) (-1x 1M USD LIBOR + 6.150%)
459,548	6.041	11/25/47	91,003
FNMA REMIC Series 2018-17, Class CS(b) (-1x 1M USD LIBOR + 3.450%)
1,788,472	2.500	03/25/48	114,928
FNMA REMIC Series 2018-38, Class SG(b) (-1x 1M USD LIBOR + 6.200%)
164,474	6.091	06/25/48	26,130
FNMA REMIC Series 2019-41, Class SB(b) (-1x 1M USD LIBOR + 6.050%)
930,191	5.941	08/25/49	190,385

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Interest Only(j) – (continued)
FNMA REMIC Series 2020-45, Class AI
$722,378	4.000%	07/25/50	$118,740
FNMA REMIC Series 2020-60, Class KI
1,311,293	2.000	09/25/50	155,919
FNMA REMIC Series 2020-60, Class NI
287,394	4.000	09/25/50	50,476
GNMA REMIC Series 2020-61, Class SW(b) (-1X 1M USD LIBOR + 6.050%)
1,112,526	5.939	08/20/49	170,449
GNMA REMIC Series 2010-101, Class S(b) (-1x 1M USD LIBOR + 6.000%)
510,036	5.889	08/20/40	96,267
GNMA REMIC Series 2010-20, Class SE(b) (-1x 1M USD LIBOR + 6.250%)
417,844	6.139	02/20/40	82,517
GNMA REMIC Series 2013-124, Class CS(b) (-1x 1M USD LIBOR + 6.050%)
432,929	5.939	08/20/43	88,478
GNMA REMIC Series 2013-134, Class DS(b) (-1x 1M USD LIBOR + 6.100%)
90,136	5.989	09/20/43	17,426
GNMA REMIC Series 2013-152, Class SG(b) (-1x 1M USD LIBOR + 6.150%)
161,384	6.039	06/20/43	31,350
GNMA REMIC Series 2013-152, Class TS(b) (-1x 1M USD LIBOR + 6.100%)
152,037	5.989	06/20/43	29,018
GNMA REMIC Series 2013-181, Class SA(b) (-1x 1M USD LIBOR + 6.100%)
556,205	5.989	11/20/43	109,602
GNMA REMIC Series 2014-117, Class SJ(b) (-1x 1M USD LIBOR + 5.600%)
1,226,884	5.489	08/20/44	220,224
GNMA REMIC Series 2014-132, Class SL(b) (-1x 1M USD LIBOR + 6.100%)
334,584	5.989	10/20/43	45,022
GNMA REMIC Series 2014-133, Class BS(b) (-1x 1M USD LIBOR + 5.600%)
191,493	5.489	09/20/44	32,594
GNMA REMIC Series 2014-158, Class SA(b) (-1x 1M USD LIBOR + 5.600%)
579,191	5.494	10/16/44	103,726
GNMA REMIC Series 2015-110, Class MS(b) (-1x 1M USD LIBOR + 5.710%)
1,017,336	5.599	08/20/45	169,074
GNMA REMIC Series 2015-111, Class IM
486,461	4.000	08/20/45	63,105
GNMA REMIC Series 2015-123, Class SP(b) (-1x 1M USD LIBOR + 6.250%)
278,259	6.139	09/20/45	53,120
GNMA REMIC Series 2015-129, Class IC
191,717	4.500	09/16/45	34,437
GNMA REMIC Series 2015-167, Class AS(b) (-1x 1M USD LIBOR + 6.250%)
173,542	6.139	11/20/45	30,507
GNMA REMIC Series 2015-168, Class SD(b) (-1x 1M USD LIBOR + 6.200%)
127,274	6.089	11/20/45	25,071

Mortgage-Backed Obligations – (continued)
Interest Only(j) – (continued)
GNMA REMIC Series 2015-57, Class AS(b) (-1x 1M USD LIBOR + 5.600%)
845,187	5.489	04/20/45	135,422
GNMA REMIC Series 2016-1, Class ST(b) (-1x 1M USD LIBOR + 6.200%)
220,977	6.089	01/20/46	39,115
GNMA REMIC Series 2016-138, Class GI
519,770	4.000	10/20/46	77,543
GNMA REMIC Series 2016-27, Class IA
271,040	4.000	06/20/45	29,070
GNMA REMIC Series 2018-105, Class SC(b) (-1x 1M USD LIBOR + 6.200%)
307,303	6.089	08/20/48	49,621
GNMA REMIC Series 2018-122, Class SE(b) (-1x 1M USD LIBOR + 6.200%)
679,814	6.089	09/20/48	108,470
GNMA REMIC Series 2018-137, Class SN(b) (-1x 1M USD LIBOR + 6.150%)
729,259	6.039	10/20/48	121,289
GNMA REMIC Series 2018-139, Class SQ(b) (-1x 1M USD LIBOR + 6.150%)
445,372	6.039	10/20/48	71,520
GNMA REMIC Series 2018-147, Class SA(b) (-1x 1M USD LIBOR + 6.200%)
642,164	6.089	10/20/48	108,766
GNMA REMIC Series 2018-72, Class IB
613,693	4.000	04/20/46	92,116
GNMA REMIC Series 2019-1, Class SN(b) (-1x 1M USD LIBOR + 6.050%)
333,043	5.939	01/20/49	53,360
GNMA REMIC Series 2019-110, Class PS(b) (-1X 1M USD LIBOR + 6.050%)
1,945,590	5.939	09/20/49	369,843
GNMA REMIC Series 2019-110, Class SD(b) (-1x 1M USD LIBOR + 6.100%)
895,386	5.989	09/20/49	140,535
GNMA REMIC Series 2019-110, Class SE(b) (-1x 1M USD LIBOR + 6.100%)
869,006	5.989	09/20/49	133,915
GNMA REMIC Series 2019-128, Class IO
637,628	4.000	10/20/49	91,844
GNMA REMIC Series 2019-129, Class AI
1,015,688	3.500	10/20/49	141,133
GNMA REMIC Series 2019-151, Class IA
2,982,353	3.500	12/20/49	385,903
GNMA REMIC Series 2019-151, Class NI
1,424,118	3.500	10/20/49	145,491
GNMA REMIC Series 2019-153, Class EI
1,511,237	4.000	12/20/49	228,722
GNMA REMIC Series 2019-153, Class SC(b) (-1X 1M USD LIBOR + 6.050%)
333,435	5.939	12/20/49	52,913
GNMA REMIC Series 2019-20, Class SF(b) (-1x 1M USD LIBOR + 3.790%)
949,014	3.679	02/20/49	78,776
GNMA REMIC Series 2019-4, Class SJ(b) (-1x 1M USD LIBOR + 6.050%)
851,764	5.939	01/20/49	139,358

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Interest Only(j) – (continued)
	GNMA REMIC Series 2019-69, Class S(b) (-1x 1M USD LIBOR + 3.270%)
	$1,078,079	3.159%	06/20/49	$79,096
	GNMA REMIC Series 2019-78, Class SE(b) (-1x 1M USD LIBOR + 6.100%)
	247,942	5.989	06/20/49	38,685
	GNMA REMIC Series 2019-97, Class SC(b) (-1x 1M USD LIBOR + 6.100%)
	688,999	5.989	08/20/49	111,672
	GNMA REMIC Series 2019-98, Class SC(b) (-1x 1M USD LIBOR + 6.050%)
	913,141	5.939	08/20/49	148,843
	GNMA REMIC Series 2020-11, Class SN(b) (-1x 1M USD LIBOR + 6.050%)
	1,378,542	5.939	01/20/50	243,428
	GNMA REMIC Series 2020-146, Class KI
	1,869,710	2.500	10/20/50	232,178
	GNMA REMIC Series 2020-173, Class AI
	1,181,921	2.500	11/20/50	122,806
	GNMA REMIC Series 2020-36, Class AS(b) (1M USD LIBOR + 6.050%)
	1,055,603	6.050	03/20/50	194,073
	GNMA REMIC Series 2020-55, Class AS(b) (-1x 1M USD LIBOR + 6.050%)
	844,226	5.939	04/20/50	153,065
	GNMA REMIC Series 2020-55, Class IO
	1,841,216	3.500	04/20/50	253,969
	GNMA REMIC Series 2020-61, Class SF(b) (-1x 1M USD LIBOR + 6.440%)
	1,461,192	6.329	07/20/43	291,236
	GNMA REMIC Series 2020-78, Class DI
	2,174,741	4.000	06/20/50	310,312
	GNMA REMIC Series 2020-78, Class SD(b) (-1x 1M USD LIBOR + 6.150%)
	391,216	6.039	06/20/50	63,588

				9,647,807

Sequential Fixed Rate – 0.2%
	FNMA REMIC Series 2011-52, Class GB
	285,607	5.000	06/25/41	321,584
	FNMA REMIC Series 2011-99, Class DB
	270,487	5.000	10/25/41	304,064
	FNMA REMIC Series 2012-111, Class B
	32,991	7.000	10/25/42	39,544
	FNMA REMIC Series 2012-153, Class B
	133,947	7.000	07/25/42	163,973

				829,165

Sequential Floating Rate(b) – 0.7%
	Countrywide Alternative Loan Trust Series 2005-38, Class A1(12M MTA + 1.500%)
	55,978	1.759	09/25/35	52,264
	Countrywide Alternative Loan Trust Series 2006-OA1, Class 2A1 (1M USD LIBOR + 0.420%)
	196,308	0.531	03/20/46	156,810
	Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB5, Class 2A1
	9,168	2.912	04/20/35	9,098

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(b) – (continued)
	FHLMC Structured Agency Credit Risk Debt Notes Series 2016-DNA4, Class M3 (1M USD LIBOR + 3.800%)
	666,633	3.909	03/25/29	692,120
	FHLMC Structured Agency Credit Risk Debt Notes Series 2017-DNA2, Class M2 (1M USD LIBOR + 3.450%)
	675,000	3.559	10/25/29	698,869
	Harben Finance PLC Series 2017-1X, Class A (3M GBP LIBOR + 0.800%)
GBP	718,497	0.860	08/20/56	992,095
	Harborview Mortgage Loan Trust Series 2006-6, Class 3A1A
	$241,926	3.193	08/19/36	235,214
	London Wall Mortgage Capital PLC Series 2017-FL1, Class A (3M GBP LIBOR + 0.850%)
GBP	574,406	0.902	11/15/49	792,783
	Residential Accredit Loans, Inc. Series 2005-QO5, Class A1 (12M MTA + 1.000%)
	$433,759	1.259	01/25/46	406,584
	Sequoia Mortgage Trust Series 2004-10, Class A3A (6M USD LIBOR + 0.660%)
	47,534	0.918	11/20/34	46,006
	Tower Bridge Funding No. 2 PLC, Class A (3M GBP LIBOR + 0.900%)
GBP	553,233	0.984	03/20/56	762,996

				4,844,839

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$15,321,811

Commercial Mortgage-Backed Securities – 0.7%
	BANK Series 2017-BNK4, Class C(b)
	$900,000	4.372%	05/15/50	$944,659
	BANK Series 2018-BK15, Class D(a)
	290,000	3.000	11/15/61	248,160
	BANK Series 2018-BNK14, Class D(a)
	350,000	3.000	09/15/60	315,032
	BANK Series 2019-BNK19, Class D(a)
	200,000	3.000	08/15/61	183,409
	Benchmark Mortgage Trust Series 2018-B6, Class D(a)(b)
	400,000	3.118	10/10/51	378,827
	Benchmark Mortgage Trust Series 2019-B13, Class D(a)
	450,000	2.500	08/15/57	392,250
	Citigroup Commercial Mortgage Trust Series 2017-P7, Class D(a)
	200,000	3.250	04/14/50	169,837
	Citigroup Commercial Mortgage Trust Series 2017-P8, Class D(a)
	400,000	3.000	09/15/50	336,997
	JPMBD Commercial Mortgage Series 2017-C7, Class D(a)
	250,000	3.000	10/15/50	221,988
	Wells Fargo Commercial Mortgage Trust Series 2017-C38, Class D(a)
	500,000	3.000	07/15/50	454,050
	Wells Fargo Commercial Mortgage Trust Series 2019-C53, Class B(b)
	1,300,000	3.514	10/15/52	1,367,911

	TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES			$5,013,120

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount		Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
Federal Agencies – 19.7%
FHLMC – 0.0%
	$2,259	5.000%	01/01/33		$2,564
	203	5.000	06/01/33		230
	3,079	5.000	07/01/33		3,493
	3,935	5.000	08/01/33		4,462
	664	5.000	10/01/33		753
	2,202	5.000	11/01/33		2,498
	922	5.000	12/01/33		1,045
	2,842	5.000	02/01/34		3,227
	1,011	5.000	03/01/34		1,155
	2,520	5.000	04/01/34		2,877
	3,192	5.000	05/01/34		3,621
	50,508	5.000	06/01/34		57,326
	852	5.000	11/01/34		973
	12,456	5.000	04/01/35		14,129
	364	5.000	11/01/35		413
	7,140	5.000	02/01/37		8,162
	241	5.000	11/01/37		275
	12,811	5.000	01/01/40		14,765
	9,441	4.000	06/01/40		10,408
	74,251	4.000	02/01/41		81,912
	5,877	4.000	11/01/41		6,495

					220,783

GNMA – 12.6%
	323,854	4.000	11/20/44		356,536
	30,233	4.000	05/20/45		33,227
	732,836	4.000	07/20/45		804,501
	524,871	4.000	01/20/46		575,215
	241,508	4.500	02/20/48		263,903
	77,213	4.500	03/20/48		84,331
	287,139	4.500	04/20/48		313,272
	657,143	4.500	05/20/48		716,488
	903,524	4.500	08/20/48		981,660
	561,366	5.000	08/20/48		613,387
	4,324,092	4.500	09/20/48		4,693,983
	624,959	5.000	09/20/48		682,775
	679,303	5.000	10/20/48		741,934
	2,822,724	5.000	11/20/48		3,082,976
	1,134,338	5.000	12/20/48		1,238,214
	3,537,165	4.500	01/20/49		3,826,199
	2,041,427	5.000	01/20/49		2,227,731
	1,337,624	4.000	02/20/49		1,435,723
	939,475	4.500	02/20/49		1,015,949
	1,281,456	4.000	03/20/49		1,375,036
	685,875	4.500	03/20/49		741,492
	1,085,330	5.000	03/20/49		1,183,361
	1,691,036	4.000	05/20/49		1,812,544
	2,665,818	4.500	10/20/49		2,887,312
	603,971	4.500	12/20/49		652,152
05/20/21	22,000,000	2.500	TBA-30yr	(k)	22,671,976
	5,000,000	3.000	TBA-30yr	(k)	5,207,690
	26,000,000	2.000	TBA-30yr	(k)	26,196,516

					86,416,083

Mortgage-Backed Obligations – (continued)
UMBS – 3.2%
	259,840	4.500	07/01/36		291,088
	21,963	4.500	12/01/36		24,604
	17,901	4.500	05/01/38		20,070
	17,923	4.500	05/01/39		19,915
	11,572	4.500	06/01/39		12,869
	6,444	4.500	08/01/39		7,167
	11,195	4.500	09/01/39		12,538
	13,677	4.500	10/01/39		15,318
	5,759	4.500	03/01/40		6,450
	81,597	4.500	04/01/40		91,109
	7,374	4.500	12/01/40		8,234
	74,035	4.500	01/01/41		82,665
	23,321	4.500	04/01/41		26,125
	46,177	4.500	06/01/41		51,730
	30,263	4.500	07/01/41		33,902
	50,834	4.500	08/01/41		57,073
	159,955	4.500	09/01/41		179,191
	110,881	4.500	10/01/41		124,216
	106,482	4.500	11/01/41		119,287
	68,110	4.500	12/01/41		76,301
	70,862	4.500	01/01/42		79,384
	8,670	4.500	03/01/42		9,734
	28,336	4.500	04/01/42		31,814
	74,232	3.000	12/01/42		79,897
	182,750	3.000	01/01/43		196,692
	240,858	3.000	04/01/43		259,395
	416,101	4.500	06/01/45		464,435
	1,965,253	4.500	11/01/47		2,181,965
	4,954,907	4.000	01/01/48		5,406,220
	786,998	4.500	07/01/48		854,537
	1,752,426	4.500	08/01/48		1,903,365
	553,808	4.500	09/01/48		617,474
	401,303	5.000	11/01/48		455,902
	785,785	4.500	02/01/49		855,802
	2,355,189	4.500	06/01/49		2,565,059
	891,335	4.500	01/01/50		967,550
	3,845,247	3.000	12/01/50		4,064,692

					22,253,769

UMBS, 30 Year, Single Family(k) – 3.9%
	14,000,000	2.000	TBA-30yr		13,963,664
	8,000,000	2.500	TBA-30yr		8,191,250
	2,000,000	4.500	TBA-30yr		2,177,812

	2,000,000	3.500	TBA-30yr		2,112,812

					26,445,538

	TOTAL FEDERAL AGENCIES				$135,336,173

	TOTAL MORTGAGE-BACKED OBLIGATIONS
	(Cost $153,550,943)				$155,671,104

Agency Debenture – 0.2%
	FHLMC
	$1,160,000	6.750%	03/15/31		$1,679,587
	(Cost $1,428,268)

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

Structured Note(a)(b) – 0.1%
	JPMorgan Chase Bank NA
IDR	9,474,000,000	7.500%	06/17/35	$667,034
	Cost $667,520)_

Shares	Dividend Rate	Value

Investment Company(l) – 1.6%
Goldman Sachs Financial Square Government Fund – Institutional Shares
11,198,119	0.036%	$11,198,119
(Cost $11,198,119)

TOTAL INVESTMENTS – 108.4%
(Cost $720,804,751)		$744,387,943

LIABILITIES IN EXCESS OF OTHER ASSETS – (8.4)%		(57,617,946)

NET ASSETS – 100.0%		$686,769,997

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2021.

(c)	Actual maturity date is September 20, 2117.

(d)	Actual maturity date is June 30, 2120.

(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(f)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(g)	Actual maturity date is July 28, 2121.

(h)	Guaranteed by a foreign government until maturity.

(i)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on March 31, 2021.

(j)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(k)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $80,521,720 which represents approximately 11.7% of the Fund’s net assets as of March 31, 2021.

(l)	Represents an affiliated issuer.

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
EUR	—Euro
GBP	—British Pound
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
BP	—British Pound Offered Rate
CDO	—Collateralized Debt Obligation
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
CPI	—Consumer Price Index
EURO	—Euro Offered Rate
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GMAC	—General Motors Acceptance Corporation
GNMA	—Government National Mortgage Association
JIBAR	—Johannesburg Interbank Agreed Rate
JYOR	—Japanese Yen Offered Rate
KLIBOR	—Kuala Lumpur Interbank Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
MTA	—Monthly Treasury Average
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
PLC	—Public Limited Company
REMIC	—Real Estate Mortgage Investment Conduit
SOFR	—Secured Overnight Funding Rate
STIBOR	—Stockholm Interbank Offered Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	— Warsaw Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2021

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2021, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
JPMorgan Securities, Inc.	BRL	1,060,688	USD	187,493	04/05/21	$891
	BRL	4,128,962	USD	712,683	05/04/21	19,347
	CAD	3,772,980	USD	2,983,942	06/16/21	18,654
	CHF	1,182,926	EUR	1,064,543	06/16/21	3,792
	CLP	1,178,560,355	USD	1,614,920	05/17/21	21,478
	CNH	3,112,329	USD	470,588	06/16/21	748
	COP	738,347,020	USD	197,393	04/27/21	4,174
	EUR	398,119	AUD	614,968	06/16/21	386
	EUR	1,160,550	CHF	1,282,212	06/16/21	3,710
	EUR	1,684,374	JPY	218,274,343	06/16/21	5,749
	EUR	402,456	USD	471,913	04/30/21	341
	GBP	425,386	CHF	545,105	06/16/21	8,614
	GBP	336,058	JPY	51,169,944	06/16/21	928
	GBP	320,329	USD	441,576	06/16/21	135
	IDR	82,819,128,834	USD	5,683,443	04/05/21	3,150
	IDR	3,030,740,673	USD	206,609	05/10/21	249
	INR	111,906,277	USD	1,515,792	04/27/21	6,162
	KRW	10,930,110,033	USD	9,668,157	04/05/21	14,912
	KRW	4,627,176,817	USD	4,092,576	06/15/21	10,750
	MXN	109,269,161	USD	5,176,583	06/16/21	124,300
	NOK	10,963,658	USD	1,277,063	06/16/21	4,712
	SGD	2,533,507	USD	1,882,445	06/16/21	261
	USD	1,600,389	AUD	2,101,627	04/16/21	3,940
	USD	2,588,427	AUD	3,365,999	06/16/21	30,933
	USD	5,452,526	CHF	5,051,403	06/16/21	96,634
	USD	37,124,332	CNH	241,560,602	05/20/21	469,258
	USD	4,271,007	CNH	28,149,052	06/16/21	8,067
	USD	1,161,396	COP	4,168,613,772	04/27/21	23,379
	USD	132,507,246	EUR	109,489,289	04/09/21	4,085,212
	USD	5,947,927	EUR	5,046,182	04/30/21	26,586
	USD	7,732,348	EUR	6,477,134	06/16/21	124,142
	USD	14,525,897	GBP	10,437,641	05/20/21	134,348
	USD	2,266,586	GBP	1,630,422	06/16/21	18,349
	USD	5,771,748	IDR	82,819,128,834	04/05/21	85,155
	USD	2,514,921	IDR	36,640,138,060	05/03/21	11,564
	USD	1,314,682	IDR	19,365,390,000	07/01/21	2,123
	USD	699,906	ILS	2,323,362	04/22/21	4,817
	USD	714,684	ILS	2,364,014	05/28/21	7,046
	USD	79,651,107	JPY	8,680,497,148	06/10/21	1,201,987
	USD	4,790,216	JPY	519,685,511	06/16/21	93,312
	USD	38,891,273	JPY	4,239,043,748	06/28/21	574,048
	USD	9,599,099	KRW	10,404,740,306	04/05/21	381,458
	USD	4,700,591	NOK	39,930,528	06/16/21	32,266
	USD	2,573,290	NZD	3,623,716	06/16/21	42,964
	USD	209,774	RUB	15,654,055	05/19/21	3,870
	USD	11,673,556	SEK	99,286,864	06/16/21	296,806
	USD	3,068,515	SGD	4,119,753	04/06/21	6,054
	USD	5,866,213	SGD	7,886,621	05/05/21	4,494
	USD	1,550,173	SGD	2,062,853	05/25/21	17,121

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
JPMorgan Securities, Inc. (continued)	USD	6,790,059	THB	209,339,553	06/16/21	$93,086
	USD	186,515	TRY	1,542,363	04/29/21	3,843
	USD	223,742	TRY	1,883,239	06/16/21	7,277
	USD	869,190	TWD	24,238,220	04/08/21	16,822
	USD	1,384,605	TWD	39,142,792	04/12/21	7,581
	USD	1,392,507	TWD	39,366,168	04/19/21	6,711
	USD	558,737	ZAR	8,328,752	06/17/21	278
	ZAR	29,356,526	USD	1,920,505	06/17/21	47,910

TOTAL						$8,222,884

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
JPMorgan Securities, Inc.	AUD	5,638,102	USD	4,345,516	06/01/21	$(61,897)
	AUD	3,808,892	USD	2,943,578	06/16/21	(49,571)
	BRL	3,068,275	USD	556,333	04/05/21	(11,389)
	CAD	3,008,624	USD	2,412,270	06/16/21	(17,960)
	CHF	885,575	EUR	800,642	06/16/21	(1,497)
	CHF	2,582,153	USD	2,786,955	06/16/21	(49,152)
	CLP	181,442,077	USD	252,283	05/17/21	(356)
	CNH	27,656,986	USD	4,216,590	06/16/21	(28,170)
	COP	8,004,117,757	USD	2,223,637	04/27/21	(38,541)
	EUR	399,132	CAD	592,240	06/16/21	(2,483)
	EUR	710,553	CHF	789,012	06/16/21	(1,939)
	EUR	421,321	GBP	361,934	06/16/21	(4,186)
	EUR	526,956	NOK	5,407,762	06/16/21	(13,253)
	EUR	767,000	SEK	7,867,042	06/16/21	(504)
	EUR	4,503,219	USD	5,409,076	04/09/21	(127,166)
	EUR	799,356	USD	940,751	04/30/21	(2,763)
	EUR	6,487,353	USD	7,777,594	06/16/21	(157,384)
	GBP	290,853	USD	403,948	05/20/21	(2,917)
	GBP	492,912	USD	683,448	06/16/21	(3,758)
	IDR	82,819,128,834	USD	5,724,203	04/05/21	(37,611)
	IDR	11,190,778,474	USD	774,430	04/12/21	(7,439)
	IDR	17,953,212,062	USD	1,232,458	05/03/21	(5,844)
	IDR	14,227,836,121	USD	1,000,982	05/10/21	(29,888)
	ILS	591,709	USD	178,091	06/16/21	(903)
	JPY	729,654,378	USD	6,703,431	06/16/21	(108,835)
	MXN	8,985,133	USD	436,836	06/16/21	(948)
	NOK	8,019,869	EUR	800,170	06/16/21	(2,287)
	NOK	20,660,685	USD	2,430,723	06/16/21	(15,258)
	NZD	2,263,011	USD	1,619,571	06/16/21	(39,383)
	RUB	91,661,128	USD	1,233,214	05/19/21	(27,559)
	RUB	40,784,048	USD	528,291	10/01/21	(1,381)
	SEK	4,094,878	NOK	4,031,780	06/16/21	(2,150)
	SEK	9,780,619	USD	1,143,640	06/16/21	(22,931)
	SGD	4,119,753	USD	3,065,007	04/06/21	(2,547)
	TRY	14,684,347	USD	1,875,008	06/16/21	(187,145)
	TWD	78,534,607	USD	2,838,178	04/08/21	(76,407)
	TWD	13,005,510	USD	460,812	04/12/21	(3,285)

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
JPMorgan Securities, Inc. (continued)	TWD	92,648,372	USD	3,327,345	04/19/21	$(65,873)
	USD	3,330,651	AUD	4,384,022	06/01/21	(165)
	USD	713,674	BRL	4,128,962	04/05/21	(19,655)
	USD	9,547,706	CAD	12,034,329	06/01/21	(29,133)
	USD	5,870,464	CAD	7,419,779	06/16/21	(34,311)
	USD	1,024,940	CLP	750,955,481	05/17/21	(17,739)
	USD	714,000	COP	2,641,764,300	04/27/21	(7,193)
	USD	5,683,443	IDR	82,819,128,834	04/05/21	(3,151)
	USD	184,519	IDR	2,701,353,036	04/12/21	(626)
	USD	959,621	INR	71,050,351	04/27/21	(6,682)
	USD	463,469	KRW	525,369,727	04/05/21	(1,960)
	USD	3,286,319	KRW	3,718,404,033	06/15/21	(11,118)
	USD	6,382,888	KRW	7,211,706,000	07/01/21	(12,755)
	USD	4,580,079	MXN	97,011,381	06/16/21	(126,154)
	USD	922,014	NZD	1,322,358	06/16/21	(1,346)
	USD	316,239	TRY	2,791,603	05/24/21	(9,366)
	USD	1,787,426	TRY	15,896,288	06/16/21	(39,740)
	USD	1,873,089	TWD	53,510,594	04/08/21	(8,680)
	USD	859,189	TWD	24,452,520	05/03/21	(2,764)
	USD	946,192	TWD	26,834,018	05/07/21	(97)
	USD	1,023,013	ZAR	15,575,873	06/17/21	(21,382)
	ZAR	11,093,948	USD	747,736	06/17/21	(3,863)

TOTAL						$(1,570,440)

FORWARD SALES CONTRACTS — At March 31, 2021, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
GNMA	2.000%	TBA-30yr	04/21/21	$(10,000,000)	$(10,091,989)
GNMA	4.000	TBA-30yr	04/21/21	(4,000,000)	(4,270,288)
GNMA	4.500	TBA-30yr	04/21/21	(1,000,000)	(1,081,711)
UMBS, 30 Year, Single Family	2.500	TBA-30yr	04/14/21	(8,000,000)	(8,208,437)
UMBS, 30 Year, Single Family	3.000	TBA-30yr	05/13/21	(3,000,000)	(3,125,509)
UMBS, 30 Year, Single Family	3.000	TBA-30yr	04/14/21	(1,000,000)	(1,041,641)

TOTAL (Proceeds Receivable: $27,839,023)					$(27,819,575)

(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 10 Year Government Bonds	53	06/15/21	$5,559,952	$(18,323)
Australian 3 Year Government Bonds	28	06/15/21	2,489,209	3,200
Canada 10 Year Government Bonds	64	06/21/21	7,067,144	(190,621)
French 10 Year Government Bonds	66	06/08/21	12,534,639	(21,778)
Ultra Long U.S. Treasury Bonds	89	06/21/21	16,128,469	(507,508)
Japan 10 Year Government Bonds	7	06/14/21	9,556,288	25,263
10 Year German Euro-Bund	64	06/08/21	12,855,044	(573)
5 Year German Euro-Bobl	79	06/08/21	12,514,257	7,284
10 Year U.K. Long Gilt	81	06/28/21	14,247,533	(177,125)
10 Year U.S. Treasury Notes	215	06/21/21	28,151,563	(269,573)
20 Year U.S. Treasury Bonds	89	06/21/21	13,758,844	(517,697)

Total				$(1,667,451)
Short position contracts:
Ultra 10 Year U.S. Treasury Notes	(128)	06/21/21	(18,392,000)	621,232
5 Year U.S. Treasury Notes	(203)	06/30/21	(25,049,883)	45,143
2 Year U.S. Treasury Notes	(69)	06/30/21	(15,230,133)	4,073

Total				$670,448

TOTAL FUTURES CONTRACTS				$(997,003)

SWAP CONTRACTS — At March 31, 2021, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by the Fund(a)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Payments (Received) Paid	Unrealized Appreciation/ (Depreciation)
3M KLIBOR	3.565%	JPMorgan Securities, Inc.	03/14/24	MYR 10,040	$78,516	$—	$78,516
3M KLIBOR	2.000	MS & Co. Int. PLC	06/16/26	5,630	(50,705)	(7,735)	(42,970)

TOTAL					$27,811	$(7,735)	$35,546

(a)	Payments made quarterly.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
0.250%(a)	3M WIBOR(b)	12/16/21	PLN	33,570	(c)	$(1,418)	$(1,193)	$(225)
1M BID Avg(d)	3.390%(d)	01/03/22	BRL	21,600	(c)	(27,437)	—	(27,437)
1M BID Avg(d)	4.120(d)	01/03/22		9,000	(c)	22,272	31,235	(8,963)
5.800(d)	1M BID Avg(d)	01/02/23		16,560	(c)	19,546	17,172	2,374
1M BID Avg(d)	4.230(d)	01/02/23		2,545	(c)	(10,405)	(48,178)	37,773
3M AUDOR(b)	0.190(b)	02/22/23	AUD	138,040	(c)	(39,610)	(47,869)	8,259
6M CDOR(e)	0.804(e)	02/28/23	CAD	105,370	(c)	78,286	14,612	63,674

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
6M CDOR(e)	0.750%(e)	03/01/23	CAD	168,180	(c)	$51,528	$(46,109)	$97,637
0.275%(e)	3M LIBOR(a)	03/03/23		$131,210	(c)	75,726	27,840	47,886
4.700(d)	Mexico IB TIIE 28D(d)	06/14/23	MXN	19,200	(c)	10,368	9,780	588
6M EURO(e)	(0.500)(f)	06/16/23	EUR	6,010	(c)	(1,833)	(5,641)	3,808
6M WIBOR(e)	0.345(f)	06/16/23	PLN	5,045	(c)	(6,776)	(5,532)	(1,244)
2.750(a)	3M CNY(a)	06/16/23	CNY	5,520	(c)	(2,110)	(279)	(1,831)
1.000(a)	3M KWCDC(a)	06/16/23	KRW	16,830,840	(c)	42,466	56,208	(13,742)
6M CDOR(e)	0.700(e)	11/18/23	CAD	30,420	(c)	(103,453)	(532,492)	429,039
1M BID Avg(d)	4.930(d)	01/02/24	BRL	7,560	(c)	(48,934)	(958)	(47,976)
3M AUDOR(a)	0.500(a)	01/25/24	AUD	73,790	(c)	(66,026)	108,497	(174,523)
3M AUDOR(a)	0.500(a)	02/24/24		24,350	(c)	18,704	60,288	(41,584)
6M CDOR(e)	0.750(e)	06/16/24	CAD	9,840	(c)	(65,011)	(51,944)	(13,067)
0.250(e)	3M LIBOR(a)	06/16/24		$8,560	(c)	88,412	65,267	23,145
1M LIBOR + 0.090(a)	3M LIBOR(a)	07/25/24		47,120		8,788	15,823	(7,035)
SOFR + 0.241(a)	3M LIBOR(a)	11/10/24		27,960		45,771	27	45,744
6.320(d)	1M BID Avg(d)	01/02/25	BRL	20,795	(c)	144,027	(65,701)	209,728
6M EURO(e)	0.080(f)	01/15/25	EUR	4,960	(c)	110,788	21,547	89,241
0.080(f)	6M EURO(e)	01/15/25		4,960	(c)	6,472	(206)	6,678
6M THBFIX(e)	0.750(e)	12/16/25	THB	82,200	(c)	(33,973)	(1,095)	(32,878)
6M WIBOR(e)	0.750(f)	12/16/25	PLN	6,750	(c)	(35,673)	(1,345)	(34,328)
1.550(e)	6M AUDOR(e)	02/23/26	AUD	12,000	(c)	18,180	9,039	9,141
1.597(e)	3M LIBOR(a)	03/11/26		$8,180	(c)	43,763	16,682	27,081
6M CHFOR(e)	(0.500)(f)	06/16/26	CHF	480	(c)	(2,898)	(2,678)	(220)
12M GBP(f)	0.000(f)	06/16/26	GBP	13,270	(c)	(452,345)	(475,637)	23,292
6M GBP(e)	0.250(e)	06/16/26		1,690	(c)	(56,864)	(49,364)	(7,500)
3M LIBOR(a)	0.500(e)	06/16/26		$20,970	(c)	(654,930)	(531,066)	(123,864)
3M STIBOR(a)	0.500(f)	06/16/26	SEK	214,100	(c)	171,065	161,689	9,376
6M AUDOR(e)	0.500(e)	06/16/26	AUD	18,360	(c)	(339,740)	(315,149)	(24,591)
6M CDOR(e)	1.000(e)	06/16/26	CAD	3,910	(c)	(82,024)	(66,219)	(15,805)
3M NZDOR(a)	1.250(e)	06/16/26	NZD	8,100	(c)	13,450	(7,775)	21,225
6M NIBOR(e)	1.500(f)	06/16/26	NOK	148,380	(c)	(13,690)	(26,047)	12,357
(0.500)(f)	12M EURO(f)	06/16/26	EUR	49,580	(c)	215,540	149,022	66,518
(0.250)(f)	6M EURO(e)	06/16/26		6,830	(c)	(16,403)	(14,159)	(2,244)
0.000(e)	6M JYOR(e)	06/16/26	JPY	1,090,820	(c)	10,337	8,978	1,359
3M JIBAR(a)	6.250(a)	06/17/26	ZAR	12,240	(c)	1,832	(1,739)	3,571
6M CHFOR(e)	(0.250)(f)	06/16/28	CHF	10,000	(c)	(41,310)	1,991	(43,301)
6M AUDOR(e)	0.750(e)	06/16/28	AUD	8,620	(c)	(316,353)	(292,548)	(23,805)
(0.500)(f)	12M EURO(f)	06/16/28	EUR	9,580	(c)	177,253	160,488	16,765
1.000(e)	6M CDOR(e)	06/16/28	CAD	8,000	(c)	355,708	279,196	76,512
(0.250)(f)	6M EURO(e)	06/16/28	EUR	620	(c)	6,217	5,399	818
1.500(f)	6M EURO(e)	06/21/28		5,050	(c)	(449,871)	(59,157)	(390,714)
6M AUDOR(e)	1.750(e)	03/19/30	AUD	9,600	(c)	(297,865)	(125,484)	(172,381)
0.250(e)	6M JYOR(e)	03/19/30	JPY	405,290	(c)	(4,961)	(34,664)	29,703
6M EURO(e)	0.050(f)	05/21/30	EUR	26,110	(c)	(415,245)	46,657	(461,902)
0.750(f)	3M STIBOR(a)	06/18/30	SEK	16,860	(c)	38,540	(29,854)	68,394
0.250(f)	6M EURO(e)	06/18/30	EUR	11,730	(c)	60,444	(1,231,517)	1,291,961
3M KWCDC(a)	1.000(a)	09/16/30		KRW 2,402,600(c)		(135,190)	(3,510)	(131,680)
6M AUDOR(e)	1.240(e)	10/28/30	AUD	10,420	(c)	(554,661)	(523,399)	(31,262)
1.240(f)	3M NIBOR(e)	10/29/30	NOK	87,100	(c)	468,304	(558,810)	1,027,114
6M AUDOR(e)	1.710(e)	01/21/31	AUD	23,290	(c)	(899,977)	(519,827)	(380,150)
0.500(e)	6M GBP(e)	01/26/31	GBP	14,700	(c)	901,455	431,625	469,830

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
6M AUDOR(e)	1.500%(e)	02/02/31	AUD	3,280	(c)	$(150,798)	$(100,499)	$(50,299)
1.500%(e)	3M LIBOR(a)	02/02/31		$2,640	(c)	126,062	26,109	99,953
1.000(e)	6M GBP(e)	02/10/31	GBP	10,880	(c)	312,403	110,453	201,950
6M EURO(e)	0.500(f)	02/12/31	EUR	14,500	(c)	55,661	213,641	(157,980)
12M GBP(f)	0.900(f)	02/17/31	GBP	4,160	(c)	(71,593)	(13,143)	(58,450)
6M AUDOR(e)	2.500(e)	02/24/31	AUD	11,730	(c)	(146,452)	(83,055)	(63,397)
3M LIBOR(a)	2.209(e)	02/25/31		$7,100	(c)	(112,634)	(36,711)	(75,923)
3M LIBOR(a)	2.378(e)	03/09/31		11,690	(c)	(104,062)	(58,129)	(45,933)
12M GBP(f)	1.050(f)	03/24/31	GBP	6,130	(c)	(48,122)	(28,839)	(19,283)
6.400(d)	Mexico IB TIIE 28D(d)	06/04/31	MXN	19,100	(c)	36,737	2,332	34,405
6M AUDOR(e)	1.000(e)	06/16/31	AUD	5,670	(c)	(366,555)	(344,713)	(21,842)
6M CDOR(e)	1.250(e)	06/16/31	CAD	4,740	(c)	(313,775)	(292,375)	(21,400)
0.250(f)	12M GBP(f)	06/16/31	GBP	13,620	(c)	1,060,747	922,889	137,858
0.750(e)	3M LIBOR(a)	06/16/31		$8,040	(c)	815,233	754,184	61,049
2.000(f)	3M NIBOR(e)	06/16/31	NOK	36,020	(c)	(42,973)	(59,009)	16,036
0.000(f)	6M EURO(e)	06/16/31	EUR	6,020	(c)	63,125	64,572	(1,447)
0.500(e)	6M GBP(e)	06/16/31	GBP	3,300	(c)	259,252	233,764	25,488
0.000(e)	6M JYOR(e)	06/16/31	JPY	1,485,220	(c)	223,919	219,359	4,560
1.100(f)	12M GBP(f)	02/17/36	GBP	4,790	(c)	52,127	9,029	43,098
2.431(e)	3M LIBOR(a)	02/25/36		$8,750	(c)	91,877	25,845	66,032
2.503(e)	3M LIBOR(a)	03/10/36		9,230	(c)	73,454	48,683	24,771
0.000(f)	6M EURO(e)	06/16/36	EUR	750	(c)	48,075	39,158	8,917
0.260(f)	6M EURO(e)	05/21/40		13,660	(c)	963,205	152,984	810,221
2.750(e)	6M AUDOR(e)	02/24/41	AUD	3,700	(c)	55,064	13,535	41,529
1.100(f)	12M GBP(f)	03/24/41	GBP	3,920	(c)	51,177	33,483	17,694
6M GBP(e)	0.750(e)	06/16/41		1,040	(c)	(138,116)	(121,610)	(16,506)
0.250(f)	6M EURO(e)	06/16/41	EUR	520	(c)	27,543	17,552	9,991
3M LIBOR(a)	2.000(e)	02/10/51		$3,360	(c)	(227,480)	(179,112)	(48,368)
1.250(e)	6M GBP(e)	03/11/51	GBP	2,250	(c)	53,763	17,710	36,053
6M GBP(e)	0.750(e)	06/16/51		1,100	(c)	(199,365)	(171,106)	(28,259)
0.000(f)	6M EURO(e)	06/16/51	EUR	260	(c)	43,363	35,594	7,769
0.500(e)	6M JYOR(e)	06/16/51	JPY	287,970	(c)	56,045	48,323	7,722

TOTAL						$575,163	$(2,477,185)	$3,052,348

(a)	Payments made at termination date.
(b)	Payments made quarterly.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2021.
(d)	Payments made monthly.
(e)	Payments made semi-annually.
(f)	Payments made annually.

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index	Financing Rate Paid by the Fund	Credit Spread at March 31, 2021(a)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
People’s Republic of China, 7.500%, 10/28/27	(1.000)(b)	0.071	Barclays Bank PLC	12/20/21	460	$(3,285)	$(264)	$(3,021)
People’s Republic of China, 7.500%, 10/28/27	(1.000)(b)	0.063	Deutsche Bank AG (London)	06/20/21	100	(241)	(1)	(240)
Protection Sold:
Markit CMBX Series 8	3.000(c)	8.204	MS & Co. Int. PLC	10/17/57	1,250	(196,300)	(299,611)	103,311
Markit CMBX Series 10	3.000(c)	5.692	MS & Co. Int. PLC	11/17/59	1,550	(194,015)	(305,757)	111,742
Markit CMBX Series 11	3.000(c)	4.089	MS & Co. Int. PLC	11/18/54	3,400	(204,291)	(636,894)	432,603

TOTAL						$(598,132)	$(1,242,527)	$644,395

(a)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.
(b)	Payments made quarterly.
(c)	Payments made monthly.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2021(b)	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
CDX.NA.IG Index 28	1.000%	0.278%	06/20/22		$22,525	$209,161	$198,972	$10,189
CDX.NA.IG Index 34	1.000	0.319	06/20/23		18,450	288,090	164,532	123,558
Kingdom of Saudi Arabia, 2.375%, 10/26/21	1.000	0.380	06/20/24		1,130	23,279	3,477	19,802
Republic of Chile, 3.875%, 08/05/20	1.000	0.391	12/20/24		1,000	23,109	18,848	4,261
Republic of Colombia, 10.375%, 01/28/33	1.000	0.832	06/20/24		2,950	15,701	(7,039)	22,740
Republic of Indonesia, 5.875%, 03/13/20	1.000	0.515	06/20/24		110	1,777	(161)	1,938
Republic of Peru, 8.750%, 11/21/33	1.000	0.509	06/20/24		20	330	316	14
Russian Federation, 7.500%, 03/31/30	1.000	0.841	12/20/24		1,580	9,705	7,004	2,701
Unibail-Rodamco-Westfield SE, 2.375%, 02/25/21	1.000	0.733	06/20/24	EUR	1,200	12,654	15,928	(3,274)
United Mexican States, 4.150%, 03/28/27	1.000	0.658	06/20/24		$320	3,558	(3,053)	6,611

TOTAL						$587,364	$398,824	$188,540

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At March 31, 2021, the Fund had the following purchased and written options:

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
3Y IRS	JPMorgan Securities, Inc.	0.700%	11/14/2022	10,100,000	$10,100,000	$27,278	$102,227	$(74,949)
Puts
3M IRS	BofA Securities LLC	0.584	06/30/2021	690,000	690,000	16,785	18,044	(1,259)
3M IRS	Citibank NA	0.428	06/07/2021	650,000	650,000	27,319	25,408	1,911
3M IRS	Citibank NA	0.465	06/25/2021	670,000	670,000	27,222	20,005	7,217
3M IRS	Deutsche Bank AG (London)	0.925	06/01/2021	18,200,000	18,200,000	202,861	123,244	79,617
3M IRS	JPMorgan Securities, Inc.	0.390	06/01/2021	670,000	670,000	32,722	24,694	8,028
3M IRS	JPMorgan Securities, Inc.	0.325	06/01/2021	620,000	620,000	40,504	27,406	13,098
6M IRS	JPMorgan Securities, Inc.	0.750	08/10/2021	18,690,000	18,690,000	434,518	95,319	339,199
3M IRS	UBS AG (London)	0.415	06/04/2021	660,000	660,000	29,033	24,413	4,620

				40,850,000	$40,850,000	$810,964	$358,533	$452,431

Total purchased option contracts				50,950,000	$50,950,000	$838,242	$460,760	$377,482
Written option contracts
Calls
1M IRS	Citibank NA	0.031	04/29/2021	(3,320,000)	(3,320,000)	(11,519)	(19,358)	7,839
1M IRS	Deutsche Bank AG (London)	0.039	04/12/2021	(3,320,000)	(3,320,000)	(6,187)	(19,360)	13,173
1M IRS	Deutsche Bank AG (London)	1.638	04/06/2021	(3,970,000)	(3,970,000)	(1,285)	(39,303)	38,018
1M IRS	JPMorgan Securities, Inc.	0.091	04/19/2021	(3,320,000)	(3,320,000)	(18,374)	(21,161)	2,787
3Y IRS	JPMorgan Securities, Inc.	1.060	11/14/2022	(2,000,000)	(2,000,000)	(24,107)	(103,884)	79,777
1M IRS	MS & Co. Int. PLC	1.650	04/16/2021	(3,970,000)	(3,970,000)	(6,772)	(37,417)	30,645
1M IRS	MS & Co. Int. PLC	1.715	04/29/2021	(3,970,000)	(3,970,000)	(23,873)	(36,028)	12,155
1M IRS	MS & Co. Int. PLC	1.719	04/22/2021	(3,970,000)	(3,970,000)	(17,262)	(36,623)	19,361
3M IRS	MS & Co. Int. PLC	0.040	04/06/2021	(1,380,000)	(1,380,000)	—	(46,828)	46,828
1M IRS	UBS AG (London)	0.023	04/06/2021	(3,320,000)	(3,320,000)	(1,970)	(22,256)	20,286

				(32,540,000)	$(32,540,000)	$(111,349)	$(382,218)	$270,869
Puts
3M IRS	BofA Securities LLC	1.250	06/30/2021	(4,260,000)	(4,260,000)	(22,117)	(18,318)	(3,799)
1M IRS	Citibank NA	0.031	04/29/2021	(3,320,000)	(3,320,000)	(30,599)	(19,358)	(11,241)
3M IRS	Citibank NA	1.025	06/07/2021	(4,190,000)	(4,190,000)	(34,627)	(25,245)	(9,382)
1M IRS	Deutsche Bank AG (London)	0.039	04/12/2021	(3,320,000)	(3,320,000)	(20,322)	(19,360)	(962)
1M IRS	Deutsche Bank AG (London)	1.638	04/06/2021	(3,970,000)	(3,970,000)	(54,414)	(39,303)	(15,111)
3M IRS	Deutsche Bank AG (London)	1.095	06/01/2021	(18,200,000)	(18,200,000)	(108,393)	(77,027)	(31,366)
3M IRS	Deutsche Bank AG (London)	1.265	06/01/2021	(18,200,000)	(18,200,000)	(54,565)	(46,216)	(8,349)
1M IRS	JPMorgan Securities, Inc.	0.091	04/19/2021	(3,320,000)	(3,320,000)	(12,879)	(21,161)	8,282
3M IRS	JPMorgan Securities, Inc.	0.980	06/01/2021	(4,330,000)	(4,330,000)	(39,864)	(23,815)	(16,049)
6M IRS	JPMorgan Securities, Inc.	0.878	08/10/2021	(18,690,000)	(18,690,000)	(335,515)	(57,939)	(277,576)
6M IRS	JPMorgan Securities, Inc.	1.006	08/10/2021	(18,690,000)	(18,690,000)	(250,415)	(37,380)	(213,035)
1M IRS	MS & Co. Int. PLC	1.650	04/16/2021	(3,970,000)	(3,970,000)	(58,400)	(37,417)	(20,983)
1M IRS	MS & Co. Int. PLC	1.715	04/29/2021	(3,970,000)	(3,970,000)	(51,897)	(36,028)	(15,869)
1M IRS	MS & Co. Int. PLC	1.719	04/22/2021	(3,970,000)	(3,970,000)	(44,624)	(36,623)	(8,001)
3M IRS	MS & Co. Int. PLC	0.912	06/01/2021	(4,010,000)	(4,010,000)	(46,668)	(26,867)	(19,801)
1M IRS	UBS AG (London)	0.023	04/06/2021	(3,320,000)	(3,320,000)	(21,657)	(22,256)	599
3M IRS	UBS AG (London)	0.963	06/04/2021	(4,200,000)	(4,200,000)	(42,368)	(24,360)	(18,008)

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Schedule of Investments (continued)

March 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS (continued)

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Puts (continued)
3M IRS	UBS AG (London)	1.100%	06/25/2021	(4,270,000)	$(4,270,000)	$(33,857)	$(19,536)	$(14,321)

				(128,200,000)	$(128,200,000)	$(1,263,181)	$(588,209)	$(674,972)

Total written option contracts				(160,740,000)	$(160,740,000)	$(1,374,530)	$(970,427)	$(404,103)

TOTAL				(109,790,000)	$(109,790,000)	$(536,288)	$(509,667)	$(26,621)

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY

Description		Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
Call EUR/Put USD	HSBC Bank PLC	1.190%	04/28/2021	15,876,000	$15,876,000	$33,214	$63,476	$(30,262)
Call AUD/Put USD	UBS AG (London)	0.770	04/14/2021	7,408,000	7,408,000	12,661	18,597	(5,936)

				23,284,000	$23,284,000	$45,875	$82,073	$(36,198)
Puts
Put USD/Call SGD	Deutsche Bank AG (London)	1.334	04/01/2021	9,269,000	9,269,000	9	10,854	(10,845)
Put USD/Call SGD	Deutsche Bank AG (London)	1.335	05/03/2021	9,382,000	9,382,000	21,531	24,327	(2,796)
Put USD/Call SGD	UBS AG (London)	1.335	04/01/2021	3,700,000	3,700,000	4	5,946	(5,942)
Put USD/Call TWD	Citibank NA	28.150	05/05/2021	1,876,000	1,876,000	5,824	6,358	(534)
Put USD/Call TWD	BNP Paribas SA	28.200	04/28/2021	1,877,000	1,877,000	5,118	4,649	469

				26,104,000	$26,104,000	$32,486	$52,134	$(19,648)

Total purchased option contracts				49,388,000	$49,388,000	$78,361	$134,207	$(55,846)
Written option contracts
Calls
Call USD/Put ILS	BNP Paribas SA	3.370	04/20/2021	(1,854,000)	(1,854,000)	(6,504)	(3,449)	(3,055)
Call USD/Put TWD	BNP Paribas SA	28.800	04/28/2021	(1,877,000)	(1,877,000)	(3,471)	(4,452)	981
Call USD/Put TWD	Citibank NA	28.700	05/05/2021	(1,876,000)	(1,876,000)	(4,997)	(4,836)	(161)

				(5,607,000)	$(5,607,000)	$(14,972)	$(12,737)	$(2,235)
Puts – 0.0%
Put USD/Call RUB	JPMorgan Securities, Inc.	72.350	09/30/2021	(1,876,000)	(1,876,000)	(24,503)	(25,992)	1,489

Total written option contracts				(7,483,000)	$(7,483,000)	$(39,475)	$(38,729)	$(746)

TOTAL				41,905,000	$41,905,000	$38,886	$95,478	$(56,592)

Abbreviations:
1M BID Avg	—1 Month Brazilian Interbank Deposit Average
BofA Securities LLC	— Bank of America Securities LLC
CDX.NA.IG Index 28	—CDX North America Investment Grade Index 28
CDX.NA.IG Index 34	—CDX North America Investment Grade Index 34
Mexico IB TIIE 28D	—Mexico Interbank TIIE 28 Days
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

Schedule of Investments

March 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(a) – 6.5%
Aerospace & Defense(b) – 0.3%
ADS Tactical, Inc. (3M LIBOR + 5.750%)
$300,000	6.750%		02/09/28	$297,000

Automotive – Distributor(b) – 0.1%
Truck Hero, Inc. (1M LIBOR + 3.750%)
150,000	4.500		01/31/28	149,521

Automotive – Parts – 0.6%
First Brands
(3M LIBOR + 5.000%)
211,478	6.000	(b)	03/30/27	211,214
250,000	0.000	(c)	03/22/28	247,500
Garrett LX I S.a.r.l.(c)
300,000	0.000		03/05/28	297,750

				756,464

Building Materials(b) – 0.1%
CP Atlas Buyer, Inc. (3M LIBOR + 3.750%)
100,000	4.250		11/23/27	99,266

Chemicals(b) – 0.1%
Starfruit Finco B.V. (1M LIBOR + 2.750%)
69,274	2.860		10/01/25	68,163

Commercial Services(b) – 0.3%
Conservice Midco LLC (3M LIBOR + 4.250%)
199,000	4.453		05/13/27	198,702
GlobalLogic Holdings, Inc. (1M LIBOR + 3.750%)
99,500	4.500		09/14/27	99,251

				297,953

Computers(b) – 0.1%
Redstone Buyer LLC (3M LIBOR + 5.000%)
74,813	6.000		09/01/27	75,000

Consumer Products(b) – 0.1%
Kronos Acquisition Holdings, Inc. (3M LIBOR + 3.750%)
149,625	4.250		12/22/26	147,327

Consumer Products – Industrial(c) – 0.1%
The Hillman Group, Inc.
83,122	0.000		02/23/28	82,638
16,878	0.000		02/23/28	16,779

				99,417

Diversified Financial Services – 0.8%
DRW Holdings LLC(b) (1M LIBOR + 3.750%)
325,000	3.859		03/01/28	324,188
Edelman Financial Center LLC(c)
375,000	0.000		04/07/28	372,656
Syncapay, Inc.(b) (3M LIBOR + 6.500%)
223,594	7.500		12/10/27	223,314

				920,158

Diversified Manufacturing(b) – 0.0%
AI Aqua Merger Sub, Inc.
(1M LIBOR + 3.250%)
19,794	4.250		12/13/23	19,757
(1M LIBOR + 3.250%)
29,693	4.250		12/13/23	29,544

				49,301

Bank Loans(a) – (continued)
Energy(b) – 0.1%
Granite Acquisition, Inc. (3M LIBOR + 2.750%)
100,000	3.250		03/31/28	99,625

Food & Beverages(c) – 0.1%
City Brewing Co. LLC
150,000	0.000		04/05/28	149,250

Healthcare Providers & Services(b) – 0.2%
Envision Healthcare Corp. (1M LIBOR + 3.750%)
49,369	3.859		10/10/25	42,478
Pluto Acquisition I, Inc. (1M LIBOR + 5.000%)
149,625	5.500		06/22/26	149,625
Sotera Health Holdings LLC (3M LIBOR + 4.500%)
100,000	3.250		12/11/26	99,625

				291,728

Home Construction(b) – 0.3%
Foundation Building Materials Holding Co. LLC
(1M LIBOR + 3.250%)
47,519	3.750		02/03/28	47,032
(1M LIBOR + 3.250%)
27,481	3.750		02/03/28	27,199
Packers Holdings LLC (3M LIBOR + 3.250%)
225,000	4.000		03/09/28	222,282

				296,513

Oil Field Services(c) – 0.3%
Apergy Corp. (3M LIBOR + 5.000%)
394,872	0.000		06/03/27	401,782

Pipeline(b) – 0.1%
Centurion Pipeline Co. LLC (1M LIBOR + 4.000%)
89,775	4.109		09/28/25	88,877

Retailers(b) – 0.3%
TruGreen LP (3M LIBOR + 8.500%)
310,000	9.250		11/02/28	319,300

Technology – Software/Services – 2.2%
AppLovin Corp.(b) (1M LIBOR + 3.500%)
124,681	3.609		08/15/25	124,462
Camelot U.S. Acquisition 1 Co.(b) (1M LIBOR + 3.000%)
74,813	4.000		10/30/26	74,738
Cardtronics USA, Inc.(b) (1M LIBOR + 4.000%)
24,813	5.000		06/29/27	24,750
DCert Buyer, Inc.(b) (1M LIBOR + 7.000%)
325,000	7.109		02/16/29	326,423
Endure Digital, Inc.(b) (3M LIBOR + 3.500%)
225,000	4.250		02/10/28	222,356
Epicor Software Corp.(b)
(1M LIBOR + 3.250%)
124,375	4.000		07/30/27	123,920
(1M LIBOR + 7.750%)
50,000	8.750		07/31/28	51,563
Grab Holdings, Inc.(b)(6M LIBOR + 4.500%)
350,000	5.500		01/29/26	355,250
Idera, Inc.(b)
(3M LIBOR + 3.750%)
200,000	4.500		02/04/28	198,450
(3M LIBOR + 6.750%)
45,000	7.500		03/02/29	44,738

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(a) – (continued)
Technology – Software/Services – (continued)
MedAssets Software Intermediate Holdings, Inc.(b) (6M LIBOR + 3.750%)
$150,000	4.500%		01/28/28	$149,157
Mitchell International, Inc.(b) (1M LIBOR + 4.250%)
149,250	4.750		11/29/24	149,362
Syndigo LLC(b)
(3M LIBOR + 4.500%)
225,000	5.250		12/15/27	225,000
(6M LIBOR + 8.000%)
160,000	8.750		12/15/28	160,000
Virtusa Corp.(c)
380,000	0.000		02/11/28	380,239

				2,610,408

Telecommunication Services(b) – 0.2%
Hoya Midco LLC (1M LIBOR + 3.500%)
114,313	4.500		06/30/24	111,919
Intelsat Jackson Holdings SA (3M LIBOR + 5.500%)
10,453	6.500		07/13/22	10,563
Sorenson Communications LLC (3M LIBOR + 4.500%)
100,000	5.690		03/12/26	100,000

				222,482

Textiles(b) – 0.1%
Canada Goose, Inc. (3M LIBOR + 4.250%)
74,813	5.000		10/07/27	74,782

TOTAL BANK LOANS
(Cost $7,450,710)				$7,514,317

Corporate Obligations – 77.5%
Advertising(d)(e) – 0.1%
Terrier Media Buyer, Inc.
$127,000	8.875%		12/15/27	$136,525

Aerospace & Defense – 1.1%
Howmet Aerospace, Inc.
11,000	6.875	(d)	05/01/25	12,746
220,000	5.950		02/01/37	264,825
The Boeing Co.(d)
175,000	4.875		05/01/25	194,997
90,000	5.150%		05/01/30	103,648
25,000	3.250		02/01/35	24,179
90,000	5.805		05/01/50	113,845
TransDigm, Inc.(d)
320,000	6.500		05/15/25	326,800
13,000	6.250	(e)	03/15/26	13,748
70,000	6.375		06/15/26	72,363
130,000	5.500		11/15/27	134,387
40,000	4.625	(e)	01/15/29	39,300

				1,300,838

Agriculture – 0.2%
MHP Lux SA
200,000	6.950		04/03/26	208,800

Corporate Obligations – (continued)
Airlines(e) – 0.6%
American Airlines Inc/AAdvantage Loyalty IP Ltd.
55,000	5.500		04/20/26	57,131
181,000	5.750		04/20/29	192,765
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.(d)
240,000	5.750		01/20/26	254,100
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.(d)
158,000	6.500		06/20/27	172,813

				676,809

Automotive – 2.0%
Adient US LLC(d)(e)
2,000	7.000		05/15/26	2,138
Clarios Global LP/Clarios US Finance Co.(d)(e)
60,000	6.250		05/15/26	63,825
Dana, Inc.(d)
55,000	5.625		06/15/28	58,369
Dealer Tire LLC/DT Issuer LLC(d)(e)
269,000	8.000		02/01/28	283,795
Ford Motor Co.
100,000	9.000	(d)	04/22/25	120,897
130,000	4.750		01/15/43	130,578
Ford Motor Credit Co. LLC(d)
275,000	5.125		06/16/25	296,646
330,000	3.375		11/13/25	335,469
General Motors Co.
25,000	5.400		10/02/23	27,709
175,000	6.125	(d)	10/01/25	206,148
General Motors Financial Co., Inc.(d)
50,000	3.250		01/05/23	52,079
150,000	5.650		01/17/29	178,767
Meritor, Inc.(d)(e)
91,000	6.250		06/01/25	96,915
316,000	4.500		12/15/28	316,000
Real Hero Merger Sub 2, Inc.(d)(e)
40,000	6.250		02/01/29	41,200
The Goodyear Tire & Rubber Co.(d)
153,000	5.125		11/15/23	153,382

				2,363,917

Banks – 11.2%
Banco de Bogota SA
700,000	6.250		05/12/26	784,210
Banco do Brasil SA(b)(d) (10 Year CMT + 4.398%)
400,000	6.250		04/15/49	392,020
Banco Mercantil del Norte SA(b)(d)
(10 Year CMT + 5.353%)
400,000	7.625		01/10/49	437,875
(5 Year CMT + 5.035%)
200,000	6.875		07/06/49	204,250
Banco Santander SA
400,000	2.749		12/03/30	380,284
Bank of America Corp.
125,000	4.200		08/26/24	137,799
175,000	3.248	(d)	10/21/27	188,176
275,000	4.183	(d)	11/25/27	305,907

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
(3M USD LIBOR + 1.310%)
$100,000	4.271	% (b)(d)	07/23/29	$112,736
(3M USD LIBOR + 1.190%)
125,000	2.884	(b)(d)	10/22/30	128,510
(3M USD LIBOR + 0.990%)
50,000	2.496	(b)(d)	02/13/31	49,655
(SOFR + 2.150%)
275,000	2.592	(b)(d)	04/29/31	274,131
(SOFR + 1.530%)
200,000	1.898	(b)(d)	07/23/31	188,146
Barclays PLC(b)(d) (3M USD LIBOR + 2.452%)
225,000	2.852		05/07/26	235,345
BBVA Bancomer SA(b)(d) (5 Year CMT + 2.650%)
200,000	5.125		01/18/33	205,563
BNP Paribas SA(e)
200,000	3.375		01/09/25	214,674
CIT Group, Inc.(b)(d) (SOFR + 3.827%)
573,000	3.929		06/19/24	603,082
Citigroup, Inc.
10,000	3.400		05/01/26	10,863
125,000	4.300		11/20/26	139,910
275,000	4.125		07/25/28	303,520
(SOFR + 1.422%)
100,000	2.976	(b)(d)	11/05/30	103,427
Credit Bank of Moscow Via CBOM Finance PLC(e)
200,000	4.700		01/29/25	201,250
Credit Suisse Group AG
250,000	4.550		04/17/26	279,870
(5 Year CMT + 4.889%)
200,000	5.250	(b)(d)(e)	02/11/49	202,000
Deutsche Bank AG(b)(d) (SOFR + 2.159%)
150,000	2.222		09/18/24	153,765
First Horizon Corp.(d)
25,000	4.000		05/26/25	27,457
Freedom Mortgage Corp.(d)(e)
315,000	7.625		05/01/26	329,962
HSBC Holdings PLC(b)(d) (SOFR + 1.538%)
200,000	1.645		04/18/26	200,190
ING Groep NV(b)(d)(e) (1 Year CMT + 1.100%)
200,000	1.400		07/01/26	199,000
Itau Unibanco Holding SA(b)(d) (5 Year CMT + 3.981%)
200,000	6.125		12/12/49	200,530
JPMorgan Chase & Co.(d)
(3M USD LIBOR + 1.245%)
500,000	3.960	(b)	01/29/27	552,775
500,000	3.625		12/01/27	543,095
(3M USD LIBOR + 0.945%)
225,000	3.509	(b)	01/23/29	243,655
(SOFR + 2.515%)
50,000	2.956	(b)	05/13/31	50,890
(SOFR + 3.125%)
150,000	4.600	(b)	02/01/49	151,559
(3M USD LIBOR + 3.800%)
40,000	4.005	(b)	05/01/49	40,025
Macquarie Bank Ltd.(b)(d)(e) (5 year CMT + 1.700%)
200,000	3.052		03/03/36	191,466

Corporate Obligations – (continued)
Banks – (continued)
Morgan Stanley, Inc.
300,000	3.950		04/23/27	331,092
(3M USD LIBOR + 1.628%)
25,000	4.431	(b)(d)	01/23/30	28,627
(SOFR + 1.143%)
600,000	2.699	(b)(d)	01/22/31	608,640
(SOFR + 1.034%)
100,000	1.794	(b)(d)	02/13/32	93,356
Natwest Group PLC(b)(d)
(3M USD LIBOR + 1.550%)
250,000	4.519		06/25/24	270,132
(3M USD LIBOR + 1.762%)
225,000	4.269		03/22/25	245,518
Truist Financial Corp.(b)(d) (10 Year CMT + 4.349%)
316,000	5.100		03/01/49	344,604
Turkiye Vakiflar Bankasi TAO
210,000	6.000		11/01/22	205,603
200,000	8.125		03/28/24	205,688
200,000	6.500	(e)	01/08/26	191,000
UniCredit SpA(b)(d)(e) (5 Year CMT + 4.750%)
440,000	5.459		06/30/35	466,623
Wells Fargo & Co.
300,000	4.300		07/22/27	339,183
125,000	4.150	(d)	01/24/29	140,815
Yapi ve Kredi Bankasi A/S(b)(d)(e)
(5 year CMT + 7.415%)
270,000	7.875		01/22/31	260,550
(5 Year USD Swap + 11.245%)
200,000	13.875		01/15/49	221,000

				12,920,003

Beverages(d) – 1.3%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
625,000	3.650		02/01/26	686,881
150,000	4.700		02/01/36	175,900
Anheuser-Busch InBev Worldwide, Inc.
175,000	4.750		01/23/29	204,484
Constellation Brands, Inc.
175,000	3.700		12/06/26	192,192
100,000	3.150		08/01/29	104,754
Keurig Dr Pepper, Inc.
176,000	3.200		05/01/30	186,196

				1,550,407

Biotechnology(d)(e) – 0.0%
Royalty Pharma PLC
50,000	1.200		09/02/25	49,090

Building Materials(d) – 1.2%
Builders FirstSource, Inc.(e)
95,000	5.000		03/01/30	99,037
Carrier Global Corp.
150,000	2.722		02/15/30	151,408
Cornerstone Building Brands, Inc.(e)
167,000	6.125		01/15/29	176,394
CP Atlas Buyer, Inc.(e)
300,000	7.000		12/01/28	313,500

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Building Materials(d) – (continued)
	JELD-WEN, Inc.(e)
	$200,000	4.875%	12/15/27	$206,000
	Masco Corp.
	75,000	1.500	02/15/28	72,143
	Standard Industries, Inc.(e)
	344,000	4.375	07/15/30	346,501

				1,364,983

Chemicals(d) – 2.6%
	Axalta Coating Systems LLC(e)
	250,000	3.375	02/15/29	243,750
	Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B B.V.(e)
	150,000	4.750	06/15/27	155,250
	HB Fuller Co.
	80,000	4.250	10/15/28	81,300
	Hexion, Inc.(e)
	160,000	7.875	07/15/27	171,600
	Ingevity Corp.(e)
	125,000	3.875	11/01/28	120,937
	Kraton Polymers LLC/Kraton Polymers Capital Corp.(e)
	85,000	4.250	12/15/25	85,213
	LYB International Finance III LLC
	100,000	2.875	05/01/25	105,726
	Minerals Technologies, Inc.(e)
	315,000	5.000	07/01/28	323,269
	Nutrition & Biosciences, Inc.(e)
	175,000	1.832	10/15/27	171,239
	275,000	2.300	11/01/30	266,593
	OCI NV(e)
	200,000	5.250	11/01/24	207,000
	Rayonier AM Products, Inc.(e)
	30,000	7.625	01/15/26	31,800
	Sasol Financing USA LLC
	340,000	4.375	09/18/26	345,576
	200,000	6.500	09/27/28	215,100
	The Sherwin-Williams Co.
	175,000	2.950	08/15/29	182,240
	Valvoline, Inc.(e)
	90,000	3.625	06/15/31	87,075
	WR Grace & Co-Conn(e)
	240,000	4.875	06/15/27	248,400

				3,042,068

Commercial Services – 2.1%
	Alarm.com Holdings, Inc.(e)(f)
	15,000	0.000	01/15/26	13,882
	Allied Universal Holdco LLC/Allied Universal Finance Corp.(d)
	170,000	9.750	07/15/27	186,575
	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.(d)(e)
	185,000	5.375	03/01/29	191,475
	CoStar Group, Inc.(d)(e)
	75,000	2.800	07/15/30	73,019
	DP World Crescent Ltd.(d)
	200,000	3.750	01/30/30	207,500
	Global Payments, Inc.(d)
	75,000	3.200	08/15/29	78,977

Corporate Obligations – (continued)
Commercial Services – (continued)
	IHS Markit Ltd.(d)
	50,000	3.625	05/01/24	53,740
	75,000	4.250	05/01/29	84,281
	Mersin Uluslararasi Liman Isletmeciligi A/S(d)
	400,000	5.375	11/15/24	413,375
	MPH Acquisition Holdings LLC(d)(e)
	275,000	5.750	11/01/28	268,125
	NESCO Holdings II, Inc.(d)(e)
	71,000	5.500	04/15/29	72,775
	Quanta Services, Inc.(d)
	61,000	2.900	10/01/30	61,834
	Rent-A-Center Inc/TX(d)(e)
	95,000	6.375	02/15/29	100,225
	Sabre GLBL, Inc.(d)(e)
	251,000	9.250	04/15/25	299,318
	Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc.(d)(e)
	55,000	4.625	11/01/26	57,131
	Verisure Holding AB(d)(e)
EUR	125,000	3.250	02/15/27	147,917
	Verisure Midholding AB(d)(e)
	125,000	5.250	02/15/29	151,700

				2,461,849

Computers(d) – 1.7%
	Amdocs Ltd.
	75,000	2.538	06/15/30	73,558
	Austin BidCo, Inc.(e)
	62,000	7.125	12/15/28	63,085
	Booz Allen Hamilton, Inc.(e)
	148,000	3.875	09/01/28	148,370
	Dell International LLC/EMC Corp.(e)
	340,000	4.000	07/15/24	369,257
	325,000	6.020	06/15/26	384,562
	Hewlett Packard Enterprise Co.
	225,000	4.900	10/15/25	256,473
	200,000	1.750	04/01/26	199,990
	Seagate HDD Cayman(e)
	392,000	3.125	07/15/29	376,320
	Unisys Corp.(e)
	80,000	6.875	11/01/27	87,600

				1,959,215

Cosmetics/Personal Care(d) – 0.3%
	Coty, Inc.
	EUR 350,000	4.000	04/15/23	400,467

Distribution & Wholesale(d)(e) – 1.0%
	Avient Corp.
	$122,000	5.750	05/15/25	129,473
	Core & Main Holdings LP(g) (PIK 9.375%, Cash 8.625%)
	147,000	8.625	09/15/24	149,940
	Core & Main LP
	300,000	6.125	08/15/25	307,875
	H&E Equipment Services, Inc.
	205,000	3.875	12/15/28	198,850
	Wolverine Escrow LLC
	371,000	8.500	11/15/24	370,072

				1,156,210

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Diversified Financial Services(d) – 4.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
$150,000	4.875%		01/16/24	$163,163
175,000	6.500		07/15/25	204,104
AG Issuer LLC(e)
228,000	6.250		03/01/28	238,545
Air Lease Corp.
75,000	2.875		01/15/26	77,624
320,000	3.750		06/01/26	341,776
(5 year CMT + 4.076%)
150,000	4.650	(b)	06/15/49	148,536
Ally Financial, Inc.
50,000	1.450		10/02/23	50,742
American Express Co.(b) (3M USD LIBOR + 3.285%)
25,000	3.469		06/15/49	24,844
Aviation Capital Group LLC(e)
75,000	1.950		01/30/26	73,079
Avolon Holdings Funding Ltd.(e)
60,000	3.950		07/01/24	62,711
100,000	2.875		02/15/25	100,086
50,000	4.250		04/15/26	52,307
Global Aircraft Leasing Co. Ltd.(e)(g) (PIK 7.250%, Cash 6.500%)
91,273	6.500		09/15/24	87,280
Icahn Enterprises LP/Icahn Enterprises Finance Corp.(e)
215,000	4.375		02/01/29	210,431
JAB Holdings B.V.(e)
250,000	2.200		11/23/30	234,905
LD Holdings Group LLC(e)
215,000	6.500		11/01/25	225,213
185,000	6.125		04/01/28	187,313
Nationstar Mortgage Holdings, Inc.(e)
295,000	5.500		08/15/28	296,449
Navient Corp.
455,000	5.000		03/15/27	456,137
NFP Corp.(e)
662,000	6.875		08/15/28	686,825
OneMain Finance Corp.
164,000	4.000		09/15/30	159,490
United Wholesale Mortgage LLC(e)
340,000	5.500		04/15/29	340,000
United Wholesale Mortgage LLC(e)
175,000	5.500		11/15/25	182,438

				4,603,998

Electrical(d) – 1.6%
AES Panama Generation Holdings SRL
400,000	4.375		05/31/30	413,860
American Electric Power Co., Inc.
25,000	2.300		03/01/30	24,369
Calpine Corp.(e)
415,000	3.750		03/01/31	395,287
FirstEnergy Corp.
75,000	2.650		03/01/30	72,646
NRG Energy, Inc.(e)
66,000	3.375		02/15/29	64,350
177,000	3.625		02/15/31	172,132

Corporate Obligations – (continued)
Electrical(d) – (continued)
Pacific Gas & Electric Co.
25,000	2.100		08/01/27	24,473
50,000	2.500		02/01/31	47,156
Pike Corp.(e)
380,000	5.500		09/01/28	386,650
Sempra Energy
50,000	3.400		02/01/28	53,727
The Southern Co.
120,000	3.250		07/01/26	128,484
Vistra Operations Co. LLC(e)
50,000	3.550		07/15/24	52,375
60,000	4.300		07/15/29	63,425

				1,898,934

Electrical Components & Equipment(d)(e) – 0.2%
Energizer Holdings, Inc.
250,000	4.750		06/15/28	257,813

Electronics(d)(e) – 0.1%
TTM Technologies, Inc.
92,000	4.000		03/01/29	90,620

Engineering & Construction(d) – 1.4%
Aeropuerto Internacional de Tocumen SA
400,000	5.625		05/18/36	419,500
Dycom Industries, Inc.(e)
292,000	4.500		04/15/29	292,730
IHS Netherlands Holdco B.V.
200,000	7.125		03/18/25	208,500
200,000	8.000		09/18/27	215,187
KBR, Inc.(e)
71,000	4.750		09/30/28	71,799
Mexico City Airport Trust
400,000	5.500		10/31/46	393,620

				1,601,336

Entertainment – 1.3%
Live Nation Entertainment, Inc.
150,000	2.000		02/15/25	163,707
50,000	6.500	(d)(e)	05/15/27	55,062
200,000	3.750	(d)(e)	01/15/28	197,250
Motion Bondco DAC(d)(e)
400,000	6.625		11/15/27	408,000
SeaWorld Parks & Entertainment, Inc.(d)(e)
366,000	9.500		08/01/25	397,110
Six Flags Entertainment Corp.(d)(e)
260,000	5.500		04/15/27	269,750

				1,490,879

Environmental(d) – 0.6%
GFL Environmental, Inc.(e)
242,000	4.000		08/01/28	233,530
Waste Management, Inc.
50,000	1.150		03/15/28	47,368
Waste Pro USA, Inc.(e)
349,000	5.500		02/15/26	357,289

				638,187

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Food & Drug Retailing – 1.7%
Bellis Acquisition Co. PLC(d)(e)
GBP 100,000	3.250%		02/16/26	$138,275
BRF SA(d)
$400,000	4.875		01/24/30	407,610
Kraft Heinz Foods Co.
115,000	5.000	(d)	07/15/35	132,410
330,000	6.875		01/26/39	454,670
101,000	5.500	(d)	06/01/50	123,320
Post Holdings, Inc.(d)(e)
22,000	4.625		04/15/30	22,055
Sysco Corp.(d)
125,000	3.300		07/15/26	134,579
United Natural Foods, Inc.(d)(e)
265,000	6.750		10/15/28	282,888
US Foods, Inc.(d)(e)
301,000	4.750		02/15/29	300,247

				1,996,054

Forest Products&Paper(d)(e) – 0.4%
Mercer International, Inc.
400,000	5.125		02/01/29	413,500

Gaming(d) – 0.6%
Boyd Gaming Corp.
281,000	4.750		12/01/27	285,215
Wynn Macau Ltd.(e)
365,000	5.625		08/26/28	378,797

				664,012

Healthcare Providers & Services – 1.7%
CAB SELAS(d)(e)
EUR 150,000	3.375		02/01/28	175,108
Catalent Pharma Solutions, Inc.(d)(e)
$120,000	3.125		02/15/29	115,500
CHS/Community Health Systems, Inc.(d)(e)
40,000	8.000		03/15/26	43,000
240,000	4.750		02/15/31	234,000
DaVita, Inc.(d)(e)
387,000	3.750		02/15/31	368,617
DENTSPLY SIRONA, Inc.(d)
50,000	3.250		06/01/30	52,232
DH Europe Finance II S.a.r.l.(d)
50,000	2.600		11/15/29	51,092
HCA, Inc.
50,000	5.375		02/01/25	55,625
Laboratoire Eimer Selas(d)(e)
EUR 100,000	5.000		02/01/29	118,889
Lifepoint Health, Inc.(d)(e)
$260,000	5.375		01/15/29	256,100
ModivCare, Inc.(d)(e)
57,000	5.875		11/15/25	60,349
Stryker Corp.(d)
50,000	1.950		06/15/30	48,325
Tenet Healthcare Corp.
131,000	6.750		06/15/23	141,316
96,000	6.125	(d)(e)	10/01/28	100,080

Corporate Obligations – (continued)
Healthcare Providers & Services – (continued)
Thermo Fisher Scientific, Inc.(d)
50,000	4.497		03/25/30	58,352
Zimmer Biomet Holdings, Inc.(d)
50,000	3.550		03/20/30	53,521

				1,932,106

Home Builders(d) – 0.2%
Mattamy Group Corp.(e)
42,000	4.625		03/01/30	41,580
Taylor Morrison Communities, Inc.(e)
63,000	5.125		08/01/30	66,938
Tri Pointe Homes, Inc.
86,000	5.700		06/15/28	94,922

				203,440

Home Furnishings(d)(e) – 0.4%
Tempur Sealy International, Inc.
495,000	4.000		04/15/29	495,000

Household Products(d)(e) – 0.2%
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc.
206,000	7.000		12/31/27	197,245

Housewares(d) – 0.0%
Newell Brands, Inc.
38,000	4.700		04/01/26	41,943

Industrials(d)(e) – 0.1%
Arcosa, Inc.
125,000	4.375		04/15/29	125,000

Insurance(d) – 1.2%
Acrisure LLC/Acrisure Finance, Inc.(e)
250,000	4.250		02/15/29	245,937
Acrisure LLC/Acrisure Finance, Inc.(e)
60,000	10.125		08/01/26	69,225
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer(e)
119,000	6.750		10/15/27	127,330
American International Group, Inc.
50,000	3.900		04/01/26	55,193
175,000	4.200		04/01/28	196,742
25,000	3.400		06/30/30	26,598
AssuredPartners, Inc.(e)
70,000	5.625		01/15/29	70,963
Equitable Holdings, Inc.
60,000	4.350		04/20/28	67,079
HUB International Ltd.(e)
212,000	7.000		05/01/26	219,685
NMI Holdings, Inc.(e)
242,000	7.375		06/01/25	277,695

				1,356,447

Internet(d) – 2.5%
Adevinta ASA(e)
EUR 100,000	2.625		11/15/25	120,694
Arches Buyer, Inc.(e)
$77,000	6.125		12/01/28	79,310
Booking Holdings, Inc.
90,000	4.100		04/13/25	100,440
72,000	4.625		04/13/30	83,691

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Internet(d) – (continued)
	Endure Digital, Inc.(e)
	$724,000	6.000%		02/15/29	$705,900
	Expedia Group, Inc.
	100,000	4.500		08/15/24	109,181
	180,000	6.250	(e)	05/01/25	208,143
	167,000	4.625	(e)	08/01/27	185,641
	75,000	2.950	(e)	03/15/31	73,920
	Getty Images, Inc.(e)
	358,000	9.750		03/01/27	381,270
	Match Group Holdings II LLC(e)
	3,000	4.125		08/01/30	3,011
	Prosus NV
	400,000	3.680		01/21/30	413,500
	EUR 120,000	2.031	(e)	08/03/32	143,187
	Uber Technologies, Inc.(e)
	155,000	7.500		05/15/25	166,625
	110,000	6.250		01/15/28	118,387

					2,892,900

Iron/Steel(d) – 0.5%
	Cleveland-Cliffs, Inc.
	126,000	5.750		03/01/25	129,307
	185,000	4.875	(e)	03/01/31	184,075
	Metinvest B.V.
	200,000	8.500		04/23/26	223,050
	Steel Dynamics, Inc.
	10,000	2.400		06/15/25	10,432
	25,000	1.650		10/15/27	24,510
	Vale Overseas Ltd.
	60,000	3.750		07/08/30	62,394

					633,768

Leisure Time – 0.5%
	NCL Corp. Ltd.(d)(e)
	31,000	5.875		03/15/26	31,310
	NCL Corp., Ltd.(d)(e)
	275,000	3.625		12/15/24	258,500
	Royal Caribbean Cruises Ltd.
	105,000	5.250		11/15/22	107,888
	190,000	5.500	(d)(e)	04/01/28	190,950

					588,648

Lodging(d) – 1.1%
	Fortune Star BVI Ltd.
	400,000	6.750		07/02/23	419,125
	Hilton Domestic Operating Co., Inc.
	150,000	4.875		01/15/30	159,188
	94,000	4.000	(e)	05/01/31	93,765
	Marriott International, Inc.
	45,000	4.625		06/15/30	50,289
	Marriott Ownership Resorts, Inc.
	394,000	4.750		01/15/28	396,955
	Travel + Leisure Co.(e)
	28,000	6.625		07/31/26	31,780
	90,000	4.625		03/01/30	93,150

					1,244,252

Corporate Obligations – (continued)
Machinery-Diversified(d) – 0.7%
	Husky III Holding Ltd.(e)(g) (PIK 13.750%, Cash 13.000%)
	30,000	13.000		02/15/25	32,662
	Otis Worldwide Corp.
	325,000	2.565		02/15/30	327,207
	Titan Acquisition Ltd./Titan Co-Borrower LLC(e)
	401,000	7.750		04/15/26	414,534

					774,403

Media – 3.7%
	Charter Communications Operating LLC/Charter Communications Operating Capital(d)
	975,000	4.908		07/23/25	1,106,498
	225,000	3.750		02/15/28	243,823
	Comcast Corp.(d)
	100,000	4.150		10/15/28	114,359
	200,000	4.250		10/15/30	230,746
	DISH DBS Corp.
	253,000	7.750		07/01/26	278,300
	180,000	7.375	(d)	07/01/28	187,875
	GCI LLC(d)(e)
	295,000	4.750		10/15/28	300,900
	Gray Television, Inc.(d)(e)
	180,000	7.000		05/15/27	195,525
	iHeartCommunications, Inc.(d)
	55,000	8.375		05/01/27	58,781
	Radiate Holdco LLC/Radiate Finance, Inc.(d)(e)
	364,000	6.500		09/15/28	384,020
	Scripps Escrow II, Inc.(d)(e)
	130,000	5.375		01/15/31	129,025
	Scripps Escrow, Inc.(d)(e)
	115,000	5.875		07/15/27	118,450
	TEGNA, Inc.(d)
	50,000	4.625		03/15/28	50,813
	Townsquare Media, Inc.(d)(e)
	210,000	6.875		02/01/26	223,650
	Urban One, Inc.(d)(e)
	185,000	7.375		02/01/28	190,319
	Virgin Media Vendor Financing Notes III DAC(d)(e)
GBP	100,000	4.875%		07/15/28	141,956
	Ziggo B.V.(d)(e)
	$215,000	4.875		01/15/30	219,300
	Ziggo Bond Co. B.V.(d)(e)
EUR	100,000	3.375		02/28/30	115,397

					4,289,737

Mining(d) – 0.9%
	Arconic Corp.(e)
	$52,000	6.125		02/15/28	55,380
	Freeport-McMoRan, Inc.
	200,000	5.400		11/14/34	238,000
	Glencore Funding LLC(e)
	225,000	4.125		03/12/24	243,585
	Hudbay Minerals, Inc.(e)
	250,000	4.500		04/01/26	258,437
	105,000	6.125		04/01/29	111,563
	Novelis Corp.(e)
	100,000	4.750		01/30/30	102,500

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Mining(d) – (continued)
	Teck Resources Ltd.
	$25,000	3.900%		07/15/30	$26,111

					1,035,576

Miscellaneous Manufacturing – 1.2%
	Bombardier, Inc.(d)(e)
	85,000	7.500		12/01/24	84,894
	General Electric Co.
	50,000	3.375		03/11/24	53,802
	250,000	3.625	(d)	05/01/30	269,130
	125,000	5.875		01/14/38	161,736
	(3M USD LIBOR + 3.330%)
	742,000	3.514	(b)(d)	06/15/49	700,114
	Hillenbrand, Inc.(d)
	154,000	3.750		03/01/31	149,957

					1,419,633

Multi-National(d)(e) – 0.5%
	Banque Ouest Africaine de Developpement
EUR	480,000	2.750		01/22/33	579,192

Office(d)(e) – 0.0%
	Xerox Holdings Corp.
	55,000	5.000		08/15/25	56,925

Oil Field Services – 3.8%
	BP Capital Markets PLC(d)
	150,000	3.279		09/19/27	162,139
	California Resources Corp.(d)(e)
	235,000	7.125		02/01/26	239,112
	Cenovus Energy, Inc.
	80,000	5.375	(d)	07/15/25	90,026
	85,000	6.750		11/15/39	106,080
	Continental Resources, Inc.(d)(e)
	215,000	5.750		01/15/31	241,875
	Devon Energy Corp.(d)
	55,000	5.850		12/15/25	64,144
	DNO ASA(d)(e)
	100,000	8.750		05/31/23	101,750
	Indigo Natural Resources LLC(d)(e)
	300,000	5.375		02/01/29	295,500
	Laredo Petroleum, Inc.(d)
	40,000	9.500		01/15/25	38,400
	Marathon Petroleum Corp.(d)
	50,000	3.800		04/01/28	54,160
	MEG Energy Corp.(d)(e)
	140,000	5.875		02/01/29	140,350
	Nabors Industries, Inc.(d)(e)
	322,000	9.000		02/01/25	328,440
	Noble Finance Co.(d)(g) (PIK 15.000%, Cash 11.000%)
	36,761	11.000		02/15/28	38,507
	Occidental Petroleum Corp.(d)
	55,000	2.700		02/15/23	54,656
	95,000	8.000		07/15/25	109,013
	200,000	5.550		03/15/26	211,000
	100,000	6.625		09/01/30	112,000
	Phillips 66(d)
	25,000	1.300		02/15/26	24,749

Corporate Obligations – (continued)
Oil Field Services – (continued)
	Range Resources Corp.(d)
	180,000	5.000		03/15/23	182,700
	SEPLAT Petroleum Development Co. PLC(d)
	200,000	9.250		04/01/23	203,937
	Suncor Energy, Inc.(d)
	25,000	3.100		05/15/25	26,697
	Sunoco LP/Sunoco Finance Corp.(d)(e)
	135,000	4.500		05/15/29	134,325
	TechnipFMC PLC(d)(e)
	315,000	6.500		02/01/26	328,781
	Transocean Poseidon Ltd.(d)(e)
	80,000	6.875		02/01/27	73,600
	Transocean, Inc.(d)(e)
	915,000	11.500		01/30/27	786,900
	USA Compression Partners LP/USA Compression Finance Corp.(d)
	223,000	6.875		04/01/26	228,575

					4,377,416

Packaging – 1.8%
	Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC(d)(e)
	365,000	4.000		09/01/29	363,175
	Berry Global, Inc.(d)(e)
	75,000	1.570		01/15/26	73,834
	Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC(d)(e)
	228,000	6.000		09/15/28	235,410
	Kleopatra Finco Sarl(d)(e)
EUR	100,000	4.250		03/01/26	116,941
	Kleopatra Holdings 2 SCA(d)(e)
	100,000	6.500		09/01/26	112,858
	Pactiv LLC
	$285,000	8.375		04/15/27	324,900
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu(d)(e)
	88,000	4.000		10/15/27	86,020
	Sealed Air Corp.(e)
	113,000	6.875		07/15/33	138,990
	TriMas Corp.(d)(e)
	360,000	4.125		04/15/29	359,550
	Trivium Packaging Finance B.V.(d)(e)
	200,000	8.500		08/15/27	217,000

					2,028,678

Pharmaceuticals(d) – 2.1%
	AbbVie, Inc.
	225,000	3.200		11/21/29	238,873
	AdaptHealth LLC(e)
	65,000	6.125		08/01/28	68,656
	120,000	4.625		08/01/29	119,400
	Bausch Health Cos., Inc.(e)
	175,000	9.000		12/15/25	189,875
	35,000	5.000		01/30/28	35,481
	389,000	5.250		02/15/31	387,055
	Becton Dickinson & Co.
	175,000	3.700		06/06/27	192,885
	25,000	2.823		05/20/30	25,659

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Pharmaceuticals(d) – (continued)
	Cigna Corp.
	$400,000	2.400%		03/15/30	$396,228
	CVS Health Corp.
	100,000	3.250		08/15/29	105,838
	100,000	3.750		04/01/30	109,101
	Herbalife Nutrition Ltd./HLF Financing, Inc.(e)
	107,000	7.875		09/01/25	116,363
	HLF Financing S.a.r.l. LLC/Herbalife International, Inc.(e)
	152,000	7.250		08/15/26	159,220
	Prestige Brands, Inc.(e)
	210,000	3.750		04/01/31	200,025
	Zoetis, Inc.
	50,000	2.000		05/15/30	48,083

					2,392,742

Pipelines(d) – 3.4%
	Antero Midstream Partners LP/Antero Midstream Finance Corp.
	60,000	5.375		09/15/24	60,450
	DCP Midstream Operating LP
	115,000	5.625		07/15/27	124,488
	Energy Transfer Operating LP
	60,000	4.050		03/15/25	64,769
	175,000	5.250		04/15/29	199,482
	EnLink Midstream Partners LP
	40,000	4.400		04/01/24	40,350
	Genesis Energy LP/Genesis Energy Finance Corp.
	176,000	7.750		02/01/28	176,000
	Global Partners LP/GLP Finance Corp.
	345,000	6.875		01/15/29	370,012
	MPLX LP
	135,000	4.000		03/15/28	149,113
	75,000	2.650		08/15/30	73,549
	NGL Energy Operating LLC/NGL Energy Finance Corp.(e)
	260,000	7.500		02/01/26	266,500
	NuStar Logistics LP
	145,000	6.000		06/01/26	154,063
	185,000	6.375		10/01/30	199,569
	ONEOK, Inc.
	50,000	6.350		01/15/31	62,731
	Plains All American Pipeline LP/PAA Finance Corp.
	60,000	3.850		10/15/23	63,542
	150,000	3.800		09/15/30	152,807
	Sabine Pass Liquefaction LLC
	265,000	5.625		04/15/23	287,467
	Summit Midstream Holdings LLC/Summit Midstream Finance Corp.
	225,000	5.500		08/15/22	217,125
	265,000	5.750		04/15/25	217,962
	Summit Midstream Partners LP(b) (3M USD LIBOR + 7.430%)
	188,000	9.500		12/15/49	115,620
	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(e)
	99,000	5.500		09/15/24	99,990
	50,000	6.000		12/31/30	49,250
	Targa Resources Partners LP/Targa Resources Partners Finance Corp.
	95,000	5.375		02/01/27	98,681
	160,000	4.875	(e)	02/01/31	161,600
	415,000	4.000	(e)	01/15/32	391,137

Corporate Obligations – (continued)
Pipelines(d) – (continued)
	The Williams Cos., Inc.
	60,000	4.550		06/24/24	66,148
	Western Midstream Operating LP
	50,000	4.350		02/01/25	51,625

					3,914,030

Real Estate(d) – 0.6%
	NE Property B.V.
EUR	200,000	3.375		07/14/27	254,666
	Realogy Group LLC/Realogy Co-Issuer Corp.(e)
	$31,000	7.625		06/15/25	33,829
	140,000	9.375		04/01/27	154,700
	225,000	5.750		01/15/29	221,906

					665,101

Real Estate Investment Trust(d) – 1.0%
	Agree LP
	25,000	2.900		10/01/30	25,235
	Crown Castle International Corp.
	175,000	4.450		02/15/26	197,160
	150,000	3.300		07/01/30	156,765
	Duke Realty LP
	25,000	1.750		07/01/30	23,341
	Regency Centers LP
	60,000	2.950		09/15/29	61,087
	Spirit Realty LP
	60,000	4.000		07/15/29	64,974
	Trust Fibra Uno
	200,000	4.869		01/15/30	215,845
	UDR, Inc.
	150,000	1.900		03/15/33	135,859
	VEREIT Operating Partnership LP
	55,000	4.875		06/01/26	62,999
	25,000	3.400		01/15/28	26,422
	50,000	2.850		12/15/32	48,465
	WP Carey, Inc.
	75,000	4.250		10/01/26	84,085
	60,000	3.850		07/15/29	64,676
	25,000	2.400		02/01/31	23,991

					1,190,904

Retailing – 4.1%
	1011778 BC ULC/New Red Finance, Inc.(d)(e)
	753,000	4.000		10/15/30	726,645
	7-Eleven, Inc.(d)(e)
	175,000	1.300		02/10/28	167,414
	BCPE Ulysses Intermediate, Inc.(d)(e)(g) (PIK 8.500%, Cash 7.750%)
	415,000	7.750		04/01/27	429,525
	Beacon Roofing Supply, Inc.(d)(e)
	205,000	4.875		11/01/25	209,100
	Burlington Coat Factory Warehouse Corp.(d)(e)
	92,000	6.250		04/15/25	97,520
	Burlington Stores, Inc.(e)
	79,000	2.250		04/15/25	118,655
	Carvana Co.(d)(e)
	90,000	5.500		04/15/27	90,423

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Retailing – (continued)
	Dollar Tree, Inc.(d)
	$225,000	4.000%		05/15/25	$248,418
	eG Global Finance PLC(d)
EUR	250,000	4.375		02/07/25	286,247
	Foundation Building Materials, Inc.(d)(e)
	$95,000	6.000		03/01/29	93,575
	Group 1 Automotive, Inc.(d)(e)
	70,000	4.000		08/15/28	69,475
	IRB Holding Corp.(d)(e)
	159,000	7.000		06/15/25	171,720
	343,000	6.750		02/15/26	354,147
	Ken Garff Automotive LLC(d)(e)
	190,000	4.875		09/15/28	189,288
	LBM Acquisition LLC(d)(e)
	190,000	6.250		01/15/29	195,700
	Lowe’s Cos., Inc.(d)
	300,000	1.300		04/15/28	285,363
	225,000	1.700		10/15/30	210,535
	Murphy Oil USA, Inc.(d)(e)
	85,000	3.750		02/15/31	83,406
	Park River Holdings, Inc.(d)(e)
	80,000	5.625		02/01/29	77,600
	Specialty Building Products Holdings LLC/SBP Finance Corp.(d)(e)
	215,000	6.375		09/30/26	222,525
	Superior Plus LP/Superior General Partner, Inc.(d)(e)
	295,000	4.500		03/15/29	297,212
	Tractor Supply Co.(d)
	75,000	1.750		11/01/30	69,536
	Yum! Brands, Inc.(d)(e)
	2,000	7.750		04/01/25	2,180
	88,000	4.750		01/15/30	93,060

					4,789,269

Semiconductors(d) – 1.3%
	Broadcom Corp./Broadcom Cayman Finance Ltd.
	48,000	3.875		01/15/27	52,079
	400,000	3.500		01/15/28	424,684
	Broadcom, Inc.
	375,000	3.459		09/15/26	402,596
	237,000	3.469	(e)	04/15/34	237,810
	Lam Research Corp.
	75,000	1.900		06/15/30	72,824
	NXP B.V./NXP Funding LLC/NXP USA, Inc.(e)
	165,000	3.875		06/18/26	181,503
	100,000	3.400		05/01/30	105,472

					1,476,968

Software(d) – 1.2%
	Black Knight InfoServ LLC(e)
	100,000	3.625		09/01/28	97,625
	Brunello Bidco SpA(e)
EUR	350,000	3.500		02/15/28	408,762
	BY Crown Parent LLC/BY Bond Finance, Inc.(e)
	$25,000	4.250		01/31/26	25,813
	Castle US Holding Corp.(e)
	277,000	9.500		02/15/28	281,847

Corporate Obligations – (continued)
Software(d) – (continued)
	Fiserv, Inc.
	115,000	3.200		07/01/26	124,015
	Intuit, Inc.
	25,000	1.650		07/15/30	23,692
	Playtika Holding Corp.(e)
	213,000	4.250		03/15/29	209,272
	ServiceNow, Inc.
	125,000	1.400		09/01/30	113,003
	ZoomInfo Technologies LLC/ZoomInfo Finance Corp.(e)
	160,000	3.875		02/01/29	156,400

					1,440,429

Telecommunication Services – 4.4%
	Altice France SA(d)(e)
EUR	100,000	2.125		02/15/25	113,166
	AT&T, Inc.(d)
	$300,000	2.300		06/01/27	305,856
	75,000	1.650		02/01/28	72,605
	75,000	2.750		06/01/31	74,717
	202,000	2.550	(e)	12/01/33	191,736
	175,000	4.900		08/15/37	206,097
	Bharti Airtel Ltd.(d)(e)
	360,000	3.250		06/03/31	350,525
	CommScope, Inc.(d)(e)
	85,000	7.125		07/01/28	90,100
	Frontier Communications Corp.(d)(e)
	83,000	5.000		05/01/28	84,349
	Intelsat Jackson Holdings SA(d)(h)
	450,000	5.500		08/01/23	276,750
	MTN Mauritius Investments Ltd.
	400,000	6.500		10/13/26	445,750
	PPF Telecom Group B.V.(d)
EUR	400,000	2.125		01/31/25	476,874
	Sprint Capital Corp.
	$125,000	8.750		03/15/32	184,844
	T-Mobile USA, Inc.(d)(e)
	25,000	1.500		02/15/26	24,762
	150,000	3.750		04/15/27	163,854
	250,000	2.050		02/15/28	245,225
	200,000	3.875		04/15/30	217,020
	Telecom Italia SpA(d)
EUR	175,000	2.875		01/28/26	216,413
	Telesat Canada/Telesat LLC(d)(e)
	$95,000	6.500		10/15/27	95,000
	VEON Holdings B.V.(d)(e)
	410,000	3.375		11/25/27	402,189
	Verizon Communications, Inc.
	275,000	4.329		09/21/28	314,872
	275,000	3.150	(d)	03/22/30	289,762
	Vmed O2 UK Financing I PLC(d)(e)
	292,000	4.250		01/31/31	283,605

					5,126,071

Toys/Games/Hobbies(d)(e) – 0.2%
	Mattel, Inc.
	230,000	3.375		04/01/26	234,600
	38,000	5.875		12/15/27	41,563

					276,163

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Transportation – 0.9%
FedEx Corp.(d)
$225,000	3.300%	03/15/27	$244,325
MV24 Capital B.V.
757,056	6.748	06/01/34	790,177
XPO Logistics, Inc.(d)(e)
3,000	6.250	05/01/25	3,214

			1,037,716

TOTAL CORPORATE OBLIGATIONS
(Cost $88,885,663)			$89,828,216

Mortgage-Backed Obligations – 9.0%
Collateralized Mortgage Obligations(i) – 1.9%
Interest Only – 1.9%
FHLMC REMIC Series 4991, Class IE
$823,202	5.000%	07/25/50	$135,798
FHLMC REMIC Series 5002, Class SJ(b) (-1x 1M USD LIBOR + 6.100%)
543,059	5.991	07/25/50	107,825
FNMA REMIC Series 2017-86, Class SB(b) (-1x 1M USD LIBOR + 6.150%)
262,730	6.041	11/25/47	52,027
FNMA REMIC Series 2020-45, Class AI
359,808	4.000	07/25/50	59,143
FNMA REMIC Series 2020-60, Class KI
469,578	2.000	09/25/50	55,835
GNMA REMIC Series 2014-117, Class SJ(b) (-1x 1M USD LIBOR + 5.600%)
1,051,073	5.489	08/20/44	188,666
GNMA REMIC Series 2015-112, Class SB(b) (-1x 1M USD LIBOR + 5.740%)
662,356	5.629	08/20/45	110,634
GNMA REMIC Series 2018-124, Class SN(b) (-1x 1M USD LIBOR + 6.200%)
269,468	6.089	09/20/48	47,042
GNMA REMIC Series 2019-110, Class PS(b) (-1X 1M USD LIBOR + 6.050%)
687,166	5.939	09/20/49	130,625
GNMA REMIC Series 2019-153, Class EI
881,555	4.000	12/20/49	133,421
GNMA REMIC Series 2019-52, Class SK(b) (-1x 1M USD LIBOR + 6.050%)
268,492	5.939	04/20/49	38,259
GNMA REMIC Series 2020-146, Class KI
934,854	2.500	10/20/50	116,089
GNMA REMIC Series 2020-173, Class AI
1,674,387	2.500	11/20/50	173,975
GNMA REMIC Series 2020-21, Class SA(b) (-1x 1M USD LIBOR + 6.050%)
342,386	5.939	02/20/50	61,319
GNMA REMIC Series 2020-36, Class AS(b) (1M USD LIBOR + 6.050%)
649,602	6.050	03/20/50	119,430
GNMA REMIC Series 2020-55, Class AS(b) (-1x 1M USD LIBOR + 6.050%)
538,697	5.939	04/20/50	97,670

Mortgage-Backed Obligations – (continued)
Interest Only – (continued)
GNMA REMIC Series 2020-55, Class IO
1,334,681	3.500	04/20/50	184,100
GNMA REMIC Series 2020-61, Class GI
430,679	5.000	05/20/50	54,763
GNMA REMIC Series 2020-61, Class SF(b) (-1x 1M USD LIBOR + 6.440%)
537,374	6.329	07/20/43	107,106
GNMA REMIC Series 2020-7, Class GI
189,403	4.000	01/20/50	23,605
GNMA REMIC Series 2020-78, Class DI
525,511	4.000	06/20/50	74,985
GNMA REMIC Series 2020-78, Class SD(b) (-1x 1M USD LIBOR + 6.150%)
535,966	6.039	06/20/50	87,116

GNMA Series 2020-26, Class AI
2,419	2.000	02/20/51	284

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$2,159,717

Federal Agencies(j) – 7.1%
GNMA – 5.3%
$2,000,000	2.000%	TBA-30yr	$2,015,117
3,000,000	2.500	TBA-30yr	3,094,350
1,000,000	4.500	TBA-30yr	1,081,710

			6,191,177

UMBS, 30 Year, Single Family – 1.8%
1,000,000	2.000	TBA-30yr	995,931
1,000,000	5.000	TBA-30yr	1,107,705

			2,103,636

TOTAL FEDERAL AGENCIES			$8,294,813

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $10,296,299)			$10,454,530

Asset-Backed Securities(b)(e) – 1.2%
Collateralized Loan Obligations – 1.2%
Cathedral Lake VII Ltd. Series 2021-7RA, Class D (3M USD LIBOR + 4.280%)
$200,000	4.472%	01/15/32	$194,603
Neuberger Berman Loan Advisers CLO 31, Ltd. Series 2019-31A, Class DR (3M USD LIBOR + 3.250%)
600,000	3.450	04/20/31	600,000
THL Credit Wind River CLO Ltd. Series 2017-1A, Class DR (3M USD LIBOR + 3.720%)
600,000	4.050	04/18/36	593,937

TOTAL ASSET-BACKED SECURITIES
(Cost $1,391,000)			$1,388,540

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount		Interest Rate		Maturity Date	Value

Foreign Debt Obligations – 10.2%
Sovereign – 10.2%
	Benin Government International Bond(e)
EUR	260,000	4.875%		01/19/32	$289,657
	Dominican Republic
	$640,000	5.500		01/27/25	701,600
	200,000	5.950		01/25/27	224,250
	240,000	4.875	(e)	09/23/32	242,400
	Finance Department Government of Sharjah(e)
	200,000	4.000		07/28/50	175,500
	Jamaica Government International Bond
	400,000	7.875		07/28/45	538,882
	Kingdom of Bahrain(e)
	200,000	7.375		05/14/30	221,937
	Kingdom of Morocco(e)
	310,000	3.000		12/15/32	290,237
	Mexico Government International Bond
	540,000	4.500		04/22/29	597,037
	200,000	2.659	(d)	05/24/31	189,688
	Perusahaan Penerbit SBSN Indonesia III
	550,000	4.150		03/29/27	606,031
	Republic of Abu Dhabi(e)
	200,000	3.875		04/16/50	217,312
	Republic of Angola(e)
	200,000	8.250		05/09/28	191,375
	Republic of Argentina(d)
	13,920	1.000		07/09/29	4,985
	455,900	0.125	(k)	07/09/30	151,444
	Republic of Armenia International Bond(e)
	330,000	3.600		02/02/31	301,537
	Republic of Belarus Ministry of Finance(e)
	200,000	5.875		02/24/26	191,638
	Republic of Colombia(d)
	200,000	4.500		03/15/29	218,437
	200,000	4.125		05/15/51	190,250
	Republic of Ecuador(e)
	34,036	0.000	(f)	07/31/30	13,785
	40,000	0.500	(k)	07/31/30	23,400
	46,400	0.500	(k)	07/31/40	20,300
	Republic of Egypt
	200,000	8.875	(e)	05/29/50	204,125
EUR	180,000	4.750		04/11/25	218,870
	200,000	4.750		04/16/26	241,649
	200,000	5.625		04/16/30	232,928
	Republic of Indonesia
	100,000	1.100		03/12/33	113,811
	Republic of Ivory Coast(e)
	500,000	4.875		01/30/32	570,225
	Republic of Lebanon(h)
	$10,000	6.200		02/26/25	1,141
	10,000	6.750		11/29/27	1,134
	20,000	6.850		05/25/29	2,275
	110,000	6.650		02/26/30	12,272
	10,000	8.250		05/17/34	1,109
	Republic of Nigeria
	400,000	7.625		11/21/25	450,250
	Republic of Oman(e)
	320,000	6.250		01/25/31	334,700

Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Republic of Paraguay
	200,000	4.700		03/27/27	222,875
	200,000	4.950	(d)	04/28/31	225,062
	Republic of Peru(d)
	400,000	2.783		01/23/31	400,375
	Republic of Romania
EUR	290,000	2.875		03/11/29	376,004
	30,000	2.625	(e)	12/02/40	34,829
	Republic of South Africa
	$300,000	4.665		01/17/24	317,344
	Republic of Turkey
	200,000	7.250		12/23/23	205,875
	200,000	6.125		10/24/28	189,375
	200,000	7.625		04/26/29	205,250
	200,000	4.875		04/16/43	152,438
	Republic of Uzbekistan(e)
	200,000	3.700		11/25/30	194,000
	Russian Federation Bond
	200,000	4.750		05/27/26	223,875
	Trinidad & Tobago Government International Bond(d)
	400,000	4.500		06/26/30	405,125
	Ukraine Government Bond
	190,000	7.750		09/01/23	204,856
	200,000	7.750		09/01/24	215,438
	200,000	7.750		09/01/26	217,188

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $11,942,612)				$11,776,080

Shares	Dividend Rate	Value

Investment Company(l) – 1.9%
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,270,339	0.036%	$2,270,339
(Cost $2,270,339)

TOTAL INVESTMENTS – 106.3%
(Cost $122,236,623)		$123,232,022

LIABILITIES IN EXCESS OF OTHER ASSETS – (6.3)%		(7,357,983)

NET ASSETS – 100.0%		$115,874,039

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on March 31, 2021. Bank

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2021.

(c)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(d)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(e)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(g)	Pay-in-kind securities.

(h)	Security is currently in default and/or non-income producing.

(i)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(j)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $8,294,813 which represents approximately 7.2% of the Fund’s net assets as of March 31, 2021.

(k)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2021.

(l)	Represents an affiliated issuer.

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
USD	—U.S. Dollar

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
CP	—Commercial Paper
EURO	—Euro Offered Rate
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
MTN	—Medium Term Note
PLC	—Public Limited Company
REMIC	—Real Estate Mortgage Investment Conduit
SOFR	—Secured Overnight Funding Rate
WR	—Withdrawn Rating

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2021, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
JPMorgan Securities, Inc.	USD	655,911	AUD	851,603	06/16/21	$8,861
	USD	7,666,205	EUR	6,320,598	04/09/21	252,656
	USD	274,417	GBP	197,183	05/20/21	2,538
	USD	761,436	NOK	6,454,881	06/16/21	6,788
	USD	656,438	NZD	916,103	06/16/21	16,753
	USD	843,920	SEK	7,165,936	06/16/21	22,814

TOTAL						$310,410

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS INCOME FUND

Schedule of Investments (continued)

March 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
JPMorgan Securities, Inc.	EUR	830,233	USD	998,167	04/09/21	(24,372)
	EUR	1,295,792	USD	1,544,065	06/16/21	(21,994)
	JPY	100,904,466	USD	929,698	06/16/21	(17,726)
	USD	815,455	CAD	1,031,505	06/16/21	(5,434)

TOTAL						$(69,526)

FUTURES CONTRACTS — At March 31, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Ultra Long U.S. Treasury Bonds	21	06/21/21	$3,805,594	$(142,688)
2 Year U.S. Treasury Notes	17	06/30/21	3,752,351	(2,257)
10 Year U.S. Treasury Notes	102	06/21/21	13,355,625	(214,342)
20 Year U.S. Treasury Bonds	5	06/21/21	772,969	(6,572)

Total				$(365,859)
Short position contracts:
Ultra 10 Year U.S. Treasury Notes	(34)	06/21/21	(4,885,375)	169,718
5 Year U.S. Treasury Notes	(3)	06/30/21	(370,195)	225
10 Year German Euro-Bund	(1)	06/08/21	(200,860)	(25)

Total				$169,918

TOTAL FUTURES CONTRACTS				$(195,941)

SWAP CONTRACTS — At March 31, 2021, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(a)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
(0.500)%(b)	6M EURO(c)	06/16/24	EUR	900	$1,999	$2,818	$(819)
(0.250) (b)	6M EURO(c)	06/16/25		220	(1,242)	(1,109)	(133)
(0.250) (b)	6M EURO(c)	06/16/26		740	(1,826)	(1,534)	(292)
(0.250) (b)	6M EURO(c)	06/16/28		510	5,066	4,439	627
0.000(b)	6M EURO(c)	06/16/31		1,250	13,903	7,777	6,126
0.250(b)	6M EURO(c)	06/16/41		190	9,960	6,410	3,550
0.000	6M EURO	06/16/51		20	$3,320	$2,738	$582

TOTAL					$31,180	$21,539	$9,641

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2021.
(b)	Payments made annually.
(c)	Payments made semi-annually.

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2021(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
Transocean, Inc., 8.000%, 02/01/2027	(1.000)%	14.970%	12/20/22	$60	$12,870	$8,703	$4,167
Protection Sold:
CDX.NA.HY Index 34	5.000	2.653	06/20/25	46	4,284	(1,541)	5,825
CDX.NA.IG Index 28	1.000	0.278	06/20/22	625	5,769	5,270	499
CDX.NA.IG Index 33	1.000	0.491	12/20/24	1,950	37,243	33,111	4,132
CDX.NA.IG Index 34	1.000	0.554	06/20/25	15,350	288,593	160,662	127,931
CDX.NA.IG Index 34	1.000	0.319	06/20/23	425	6,579	4,038	2,541

TOTAL					$355,338	$210,243	$145,095

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

Abbreviations:
CDX.NA.IG Index 28	—CDX North America Investment Grade Index 28
CDX.NA.IG Index 33	—CDX North America Investment Grade Index 33
CDX.NA.IG Index 34	—CDX North America Investment Grade Index 34

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Secured Debt Obligations – 36.8%
Bank Loans(a) – 23.7%
Advertising(b) – 0.4%
Terrier Media Buyer, Inc. (B+/B1) (1M LIBOR + 3.500%)
$469,074	3.609%	12/17/26	$464,449

Aerospace & Defense(b) – 0.8%
ADS Tactical, Inc. (NR/NR) (3M LIBOR + 5.750%)
450,000	6.750	02/09/28	445,500
TransDigm, Inc. (B+/Ba3) (1M LIBOR + 2.250%)
589,992	2.359	12/09/25	577,207

			1,022,707

Automotive – 2.0%
First Brands (B/B1)(b) (3M LIBOR + 5.000%)
444,688	6.000	03/30/27	444,132
Garrett LX I S.a.r.l. (NR/NR)(c)
400,000	0.000	03/05/28	397,000
Navistar International Corp. (BB-/Ba2)(b) (1M LIBOR + 3.500%)
1,218,271	3.620	11/06/24	1,217,967
Truck Hero, Inc. (B-/B2)(b) (1M LIBOR + 3.750%)
300,000	4.500	01/31/28	299,043
Wheel Pros LLC (B-/B3)(c)
159,600	0.000	11/06/27	158,903

			2,517,045

Building & Construction(c) – 0.2%
DG Investment Intermediate Holdings 2, Inc. (NR/NR)
186,039	0.000	03/17/28	184,993
38,961	0.000	03/17/28	38,742

			223,735

Building Materials(b) – 0.2%
CP Atlas Buyer, Inc. (B-/B2) (3M LIBOR + 3.750%)
100,000	4.250	11/23/27	99,266
Potters Industries LLC (B/B2) (3M LIBOR + 4.000%)
190,000	4.203	12/14/27	190,000

			289,266

Chemicals(b) – 0.8%
Consolidated Energy Finance SA (B+/B1) (1M LIBOR + 2.500%)
296,433	2.609	05/07/25	289,023
Illuminate Buyer LLC (B+/B1) (1M LIBOR + 3.500%)
523,688	3.609	06/30/27	520,849
INEOS Enterprises Holdings US Finco LLC (BB/B1) (3M LIBOR + 3.500%)
168,371	4.500	08/28/26	168,413

			978,285

Coal(b) – 0.2%
Oxbow Carbon LLC (BB-/B1) (1M LIBOR + 4.250%)
292,500	5.000	10/13/25	292,354

Commercial Services(b) – 1.5%
AlixPartners LLP (B+/B1) (1M LIBOR + 2.750%)
325,000	3.250	02/04/28	323,599
Allied Universal Holding Co. LLC (B-/B3) (1M LIBOR + 4.250%)
547,075	4.359	07/10/26	545,160

Secured Debt Obligations – (continued)
Commercial Services(b) – (continued)
Amentum Government Services Holdings LLC (B/B1) (3M LIBOR + 4.750%)
350,000	5.500	01/29/27	350,438
Garda World Security Corp. (B/B1) (1M LIBOR + 4.250%)
382,008	4.370	10/30/26	381,848
Sabert Corp. (B/B2) (1M LIBOR + 4.500%)
262,378	5.500	12/10/26	262,050

			1,863,095

Consumer Cyclical Services(b) – 0.9%
AI Aqua Merger Sub, Inc. (B/B2)
(1M LIBOR + 3.250%)
132,848	4.250	12/13/23	132,600
(1M LIBOR + 4.250%)
415,738	5.250	12/13/23	415,738
Guidehouse LLP (B-/B2) (1M LIBOR + 4.000%)
325,000	4.109	05/01/25	324,652
Rent-A-Center, Inc. (BB-/Ba3) (1M LIBOR + 4.000%)
225,000	4.750	02/17/28	225,938

			1,098,928

Consumer Products(b) – 0.1%
Energizer Holdings, Inc. (BB+/Ba1) (1M LIBOR + 2.250%)
175,000	2.750	12/22/27	174,051

Distribution/Wholesale(b) – 0.1%
Resideo Funding, Inc. (BBB-/Ba2) (3M LIBOR + 2.250%)
150,000	2.750	02/08/28	149,437

Diversified Financial services – 0.5%
DRW Holdings LLC (BB-/B1)(b) (1M LIBOR + 3.750%)
275,000	3.859	03/01/28	274,312
Edelman Financial Center LLC (NR/B2)(c) (1M LIBOR + 3.500%)
300,000	0.000	03/15/28	298,125

			572,437

Diversified Manufacturing – 0.9%
Apex Tool Group LLC (CCC+/B3)(b) (1M LIBOR + 5.250%)
669,930	6.500	08/01/24	668,885
Fluid-Flow Products, Inc. (NR/NR)(c)
24,000	0.000	03/16/28	23,850
126,000	0.000	03/16/28	125,213
Kleopatra Finco S.a.r.l. (NR/NR)(c)
350,000	0.000	02/04/26	348,687

			1,166,635

Energy – Services(b) – 0.1%
WIN Waste Innovations Holdings, Inc. (B+/B1) (1M LIBOR + 2.750%)
150,000	3.250	03/31/28	149,438

Food & Beverage – 0.3%
Chobani LLC (B-/B1)(b) (1M LIBOR + 3.500%)
248,750	4.500	10/20/27	248,377
City Brewing Co. LLC (NR/NR)(c) (3M LIBOR + 3.500%)
175,000	0.000	03/31/28	174,125

			422,502

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Principal Amount	Interest Rate	Maturity Date	Value

Secured Debt Obligations – (continued)
Gaming(b) – 0.9%
Caesars Resort Collection LLC (B+/B1) (1M LIBOR + 2.750%)
$1,100,304	2.859%	12/23/24	$1,083,337

Health Care – Services(b) – 1.2%
Athenahealth, Inc. (B/B2) (3M LIBOR + 4.250%)
329,375	4.453	02/11/26	329,648
Help At Home, Inc. (B-/B1) (3M LIBOR + 5.000%)
155,388	6.000	10/29/27	155,776
Kindred Healthcare LLC (B+/B3) (1M LIBOR + 4.500%)
757,563	4.625	07/02/25	757,563
Onex TSG Intermediate Corp. (B/B2) (3M LIBOR + 4.750%)
300,000	5.500	02/28/28	296,517

			1,539,504

Home Construction(b) – 0.4%
Foundation Building Materials Holding Co. LLC (B/B2)
(1M LIBOR + 3.250%)
100,763	3.750	02/03/28	99,731
(3M LIBOR + 3.250%)
174,237	3.750	02/03/28	172,451
Packers Holdings LLC (B-/B2) (3M LIBOR + 3.250%)
125,000	4.000	03/09/28	123,490
Park River Holdings, Inc. (B/B2) (3M LIBOR + 3.250%)
150,000	4.000	12/28/27	148,969

			544,641

Insurance(b) – 0.4%
HUB International Ltd. (B/B2) (3M LIBOR + 3.000%)
551,062	3.215	04/25/25	542,923

Machinery(b) – 0.4%
Vertical Midco GmbH (B/B1) (6M LIBOR + 4.250%)
547,253	4.478	07/30/27	548,074

Media – Cable(b) – 0.2%
CSC Holdings LLC (BB/Ba3) (1M LIBOR + 2.250%)
303,482	2.356	07/17/25	298,994

Media – Non Cable(b) – 1.6%
Allen Media LLC (BB-/Ba3) (3M LIBOR + 5.500%)
386,039	5.703	02/10/27	384,880
Cambium Learning Group, Inc. (B-/B3) (3M LIBOR + 4.500%)
380,445	4.703	12/18/25	380,342
iHeartCommunications, Inc. (B+/B1)
(1M LIBOR + 3.000%)
159,142	3.109	05/01/26	157,078
(1M LIBOR + 4.000%)
322,563	4.750	05/01/26	322,663
Lions Gate Capital Holdings LLC (B+/Ba2) (1M LIBOR + 2.250%)
390,278	2.359	03/24/25	383,772
Nexstar Broadcasting, Inc. (BB/Ba3) (1M LIBOR + 2.500%)
303,387	2.615	09/18/26	300,848
The E.W. Scripps Co. (BB-/Ba3) (1M LIBOR + 3.000%)
124,688	3.750	01/07/28	124,123

			2,053,706

Secured Debt Obligations – (continued)
Oil Field Service(b) – 0.5%
Apergy Corp. (BBB-/Ba2)
608,349	6.000	06/03/27	618,995

Packaging(b) – 1.8%
BWAY Holding Co. (B-/B3) (3M LIBOR + 3.250%)
542,162	3.443	04/03/24	529,963
Flex Acquisition Co., Inc. (B/B2) (1M LIBOR + 3.500%)
539,089	4.000	02/23/28	531,763
LABL, Inc. (B/B2) (1M LIBOR + 4.000%)
257,692	4.109	07/01/26	256,790
Reynolds Group Holdings, Inc. (B+/B1) (1M LIBOR + 3.250%)
149,625	3.359	02/05/26	147,830
TricorBraun Holdings, Inc. (NR/NR)
(3M LIBOR + 3.250%)
2,142	3.750	03/03/28	2,087
(3M LIBOR + 3.250%)
285,731	3.750	03/03/28	282,753
Trident TPI Holdings, Inc. (B-/B2) (3M LIBOR + 3.000%)
510,065	4.000	10/17/24	504,409

			2,255,595

Pharmaceuticals(b) – 0.7%
Bausch Health Cos., Inc. (BB/Ba2) (1M LIBOR + 3.000%)
295,421	3.109	06/02/25	294,301
Gainwell Acquisition Corp. (B+/B2) (3M LIBOR + 4.000%)
299,250	4.750	10/01/27	297,754
Horizon Therapeutics USA, Inc. (BB+/Ba1) (3M LIBOR + 2.000%)
300,000	2.500	02/26/28	298,950

			891,005

Pipelines(b) – 0.1%
Centurion Pipeline Co. LLC (BB/B1) (1M LIBOR + 4.000%)
169,575	4.109	09/28/25	167,879

Retailing – 0.3%
Harbor Freight Tools USA, Inc. (BB-/Ba3)(b) (1M LIBOR + 3.000%)
149,625	3.750	10/19/27	149,353
LBM Acquisition LLC (B/B2)(c)
49,844	0.000	12/17/27	49,604
224,299	0.000	12/17/27	223,218

			422,175

Technolgy- Software(b) – 0.1%
Camelot U.S. Acquisition 1 Co. (B/B2) (1M LIBOR + 3.000%)
99,750	4.000	10/30/26	99,650

Technology(b) – 0.3%
Redstone Buyer LLC (B/B1) (3M LIBOR + 5.000%)
199,500	6.000	09/01/27	199,999
Syndigo LLC (B-/B2) (3M LIBOR + 4.500%)
225,000	5.250	12/15/27	225,000

			424,999

Technology – Hardware(b) – 0.3%
CommScope, Inc. (B/Ba3) (1M LIBOR + 3.250%)
340,502	3.359	04/06/26	337,965

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

Secured Debt Obligations – (continued)
Technology – Software – 4.1%
Ahead Data Blue LLC (B/B1)(b) (3M LIBOR + 5.000%)
$275,000	6.000%		10/13/27	$275,344
AppLovin Corp. (B+/B1)(b) (1M LIBOR + 3.250%)
249,362	3.609		08/15/25	248,923
Castle US Holding Corp. (B-/B2)(b) (3M LIBOR + 3.750%)
297,500	3.953		01/29/27	293,781
DCert Buyer, Inc. (B-/B2)(b) (1M LIBOR + 4.000%)
691,768	4.109		10/16/26	689,942
DCert Buyer, Inc. (CCC/Caa2)(b) (1M LIBOR + 7.000%)
125,000	7.109		02/16/29	125,547
Epicor Software Corp. (B-/B2)(b) (1M LIBOR + 3.250%)
547,250	4.000		07/30/27	545,247
GlobalLogic Holdings, Inc. (B/B2)(b) (1M LIBOR + 3.750%)
174,125	4.500		09/14/27	173,690
Grab Holdings, Inc. (B-/B3)(b)(6M LIBOR + 4.500%)
200,000	5.500		01/29/26	203,000
Idera, Inc. (B-/B2)(b) (3M LIBOR + 3.750%)
325,000	4.500		02/04/28	322,481
Idera, Inc. (CCC/Caa2)(b) (3M LIBOR + 6.750%)
30,000	7.500		03/02/29	29,825
Mitchell International, Inc. (B-/B2)(b) (1M LIBOR + 4.250%)
447,750	4.750		11/29/24	448,086
Panther Commercial Holdings LP (B-/B3)(b) (3M LIBOR + 4.500%)
250,000	4.712		01/07/28	249,220
Perforce Software, Inc. (B-/B2)(b) (1M LIBOR + 3.750%)
734,127	3.859		07/01/26	726,052
Ultra Clean Holdings, Inc. (B+/B1)(c)
75,000	0.000		08/27/25	75,094
Virtusa Corp. (B+/B2)(c)
300,000	0.000		02/11/28	300,189
VS Buyer LLC (B/B1)(b) (1M LIBOR + 3.000%)
544,500	3.109		02/28/27	542,006

				5,248,427

Telecommunications(b) – 1.1%
CCI Buyer, Inc. (B-/B1) (3M LIBOR + 4.000%)
150,000	4.750		12/17/27	150,141
Endure Digital, Inc. (B/B2) (3M LIBOR + 3.500%)
275,000	4.250		02/10/28	271,769
MH Sub I LLC (B/B2) (1M LIBOR + 3.750%)
213,823	4.750		09/13/24	213,595
Nielsen Consumer, Inc. (B/B1) (3M LIBOR + 4.000%)
175,000	4.103		03/06/28	174,212
PUG LLC (B-/B3) (1M LIBOR + 3.500%)
675,450	3.609		02/12/27	650,965

				1,460,682

Telecommunications – Wireless(b) – 0.1%
Sorenson Communications LLC (B+/B2) (3M LIBOR + 5.500%)
125,000	5.690		03/12/26	125,000

Telecommunications-Wirelines(b) – 0.2%
Zayo Group Holdings, Inc. (B/B1) (1M LIBOR + 3.000%)
247,697	3.109		03/09/27	245,525

TOTAL BANK LOANS				$30,293,440

Secured Debt Obligations – (continued)
Other Secured Debt Obligations – 13.1%
Airlines(d) – 0.5%
American Airlines, Inc./AAdvantage Loyalty IP Ltd. (NR/Ba2)
23,000	5.500		04/20/26	23,891
77,000	5.750		04/20/29	82,005
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd. (NR/Ba3)(e)
295,000	5.750		01/20/26	312,331
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. (NR/Baa3)(e)
206,000	6.500		06/20/27	225,313

				643,540

Chemicals(d)(e) – 0.2%
INEOS Quattro Finance 2 PLC (BB/Ba3)
300,000	3.375		01/15/26	300,000

Commercial Services(d)(e) – 0.5%
Allied Universal Holdco LLC/Allied Universal Finance Corp. (B-/B3)
297,000	6.625		07/15/26	313,706
APX Group, Inc. (B-/B3)
233,000	6.750		02/15/27	249,893
NESCO Holdings II, Inc. (B/B3)
110,000	5.500		04/15/29	112,750

				676,349

Distribution/Wholesale(d)(e) – 0.2%
Wolverine Escrow LLC (CCC+/Caa3)
275,000	8.500		11/15/24	274,313
20,000	9.000		11/15/26	19,950

				294,263

Electric(d)(e) – 0.4%
Calpine Corp. (BB+/Ba2)
580,000	3.750		03/01/31	552,450

Entertainment(d)(e) – 0.4%
SeaWorld Parks & Entertainment, Inc. (CCC/Caa2)
270,000	9.500		08/01/25	292,950
WMG Acquisition Corp. (BB/Ba3)
197,000	3.000		02/15/31	185,672

				478,622

Environmental(d)(e) – 0.3%
GFL Environmental, Inc. (BB-/Ba3)
393,000	3.500		09/01/28	380,719

Food(d)(e) – 0.2%
US Foods, Inc. (BB-/B3)
281,000	6.250		04/15/25	298,914

Health Care – Services(e) – 1.5%
Legacy LifePoint Health LLC (B/B1)(d)
300,000	6.750		04/15/25	318,750
Tenet Healthcare Corp. (NR/B1)(d)
156,000	4.625		09/01/24	160,290
Tenet Healthcare Corp. (BB-/B1)
557,000	4.625		07/15/24	566,051
350,000	7.500	(d)	04/01/25	376,250

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Principal Amount	Interest Rate		Maturity Date	Value

Secured Debt Obligations – (continued)
Health Care – Services(e) – (continued)
$454,000	4.875	%(d)	01/01/26	$470,458

				1,891,799

Insurance(d)(e) – 0.3%
Acrisure LLC/Acrisure Finance, Inc. (B/B2)
365,000	4.250		02/15/29	359,069

Internet(d)(e) – 0.5%
Arches Buyer, Inc. (B/B1)
370,000	4.250		06/01/28	367,225
Cablevision Lightpath LLC (B+/B1)
272,000	3.875		09/15/27	268,600

				635,825

Iron/Steel(d)(e) – 0.4%
Cleveland-Cliffs, Inc. (B/B2)
145,000	9.875		10/17/25	168,563
250,000	6.750		03/15/26	269,375

				437,938

Leisure Time(d)(e) – 0.2%
Carnival Corp. (BB-/B1)
180,000	9.875		08/01/27	211,050

Machinery-Diversified(d)(e) – 0.4%
Vertical US New Co., Inc. (B/B1)
425,000	5.250		07/15/27	444,656

Media(d)(e) – 1.4%
Diamond Sports Group LLC/Diamond Sports Finance Co. (CCC+/B2)
525,000	5.375		08/15/26	378,000
Scripps Escrow II, Inc. (BB-/Ba3)
410,000	3.875		01/15/29	402,825
Sinclair Television Group, Inc. (BB-/Ba2)
470,000	4.125		12/01/30	452,375
UPC Holding B.V. (B/B3)
200,000	5.500		01/15/28	206,750
Urban One, Inc. (B-/B3)
125,000	7.375		02/01/28	128,594
Ziggo B.V. (B+/B1)
200,000	4.875		01/15/30	204,000

				1,772,544

Oil Field Services(d)(e) – 0.0%
Transocean Phoenix 2 Ltd. (CCC+/NR)
12,000	7.750		10/15/24	11,640
Transocean Proteus Ltd. (CCC+/NR)
39,000	6.250		12/01/24	36,953

				48,593

Oil, Gas & Consumable Fuels(e) – 0.5%
Noble Finance Co. (NR/NR)(f) (PIK 15.000%, Cash 11.000%)
52,296	11.000		02/15/28	54,780
Transocean Poseidon Ltd. (CCC+/Caa1)(d)
120,000	6.875		02/01/27	110,400
Transocean Sentry Ltd. (CCC+/Caa1)(d)
541,813	5.375		05/15/23	506,595

				671,775

Secured Debt Obligations – (continued)
Packaging(d)(e) – 0.6%
LABL Escrow Issuer LLC (B/B2)
229,000	6.750		07/15/26	245,030
Mauser Packaging Solutions Holding Co. (B-/B3)
345,000	5.500		04/15/24	349,744
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu (B+/B1)
186,000	4.000		10/15/27	181,815

				776,589

Pharmaceuticals(d)(e) – 0.1%
Bausch Health Cos., Inc. (BB/Ba2)
125,000	5.500		11/01/25	128,281

Pipelines(d)(e) – 0.7%
Cheniere Energy, Inc. (BB/Ba3)
385,000	4.625		10/15/28	399,437
NGL Energy Operating LLC/NGL Energy Finance Corp. (BB-/B1)
450,000	7.500		02/01/26	461,250

				860,687

Real Estate Investment Trust(d)(e) – 0.1%
Realogy Group LLC/Realogy Co-Issuer Corp. (B+/B2)
97,000	7.625		06/15/25	105,851

Retailing(d)(e) – 1.5%
1011778 BC ULC/New Red Finance, Inc. (B+/B2)
383,000	4.375		01/15/28	384,915
1011778 BC ULC/New Red Finance, Inc. (B+/B2)
621,000	4.000		10/15/30	599,265
1011778 BC ULC/New Red Finance, Inc. (BB+/Ba2)
50,000	5.750		04/15/25	53,062
IRB Holding Corp. (B/B2)
272,000	7.000		06/15/25	293,760
Petsmart, Inc. (BB-/B1)
250,000	4.750		02/15/28	255,625
Specialty Building Products Holdings LLC/SBP Finance Corp. (B-/B3)
336,000	6.375		09/30/26	347,760

				1,934,387

Software(d)(e) – 0.9%
Camelot Finance SA (B/B2)
1,098,000	4.500		11/01/26	1,132,312

Telecommunications(d)(e) – 1.3%
Altice France SA (B/B2)
791,000	7.375		05/01/26	822,640
425,000	5.125		01/15/29	429,250
Frontier Communications Corp. (B+/B3)
5,000	5.000		05/01/28	5,081
LogMeIn, Inc. (B-/B2)
380,000	5.500		09/01/27	397,100

				1,654,071

TOTAL OTHER SECURED DEBT OBLIGATIONS				$16,690,284

TOTAL SECURED DEBT OBLIGATIONS
(Cost $46,483,955)				$46,983,724

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Unsecured Debt Obligations – 54.4%
Advertising(e) – 0.9%
Lamar Media Corp. (BB-/B1)
$250,000	4.000%	02/15/30	$249,062
Outfront Media Capital LLC/Outfront Media Capital Corp. (B+/B2)(d)
100,000	6.250	06/15/25	105,875
100,000	4.250	01/15/29	96,125
574,000	4.625	03/15/30	552,475
Terrier Media Buyer, Inc. (CCC+/Caa1)(d)
201,000	8.875	12/15/27	216,075

			1,219,612

Aerospace & Defense(e) – 1.4%
TransDigm UK Holdings PLC (B-/B3)
625,000	6.875	05/15/26	657,031
TransDigm, Inc. (B-/B3)(d)
330,000	4.625	01/15/29	324,225
Triumph Group, Inc. (CCC-/Ca)
393,000	5.250	06/01/22	391,035
428,000	7.750	08/15/25	431,745

			1,804,036

Apparel(d)(e) – 0.0%
Levi Strauss & Co. (BB+/Ba2)
60,000	3.500	03/01/31	57,900

Automotive(e) – 2.9%
Adient Global Holdings Ltd. (B/B3)(d)
559,000	4.875	08/15/26	575,770
Allison Transmission, Inc. (NR/Ba3)(d)
224,000	3.750	01/30/31	216,720
Dana, Inc. (BB/B2)
325,000	5.625	06/15/28	344,906
Dealer Tire LLC/DT Issuer LLC (CCC/Caa1)(d)
230,000	8.000	02/01/28	242,650
Ford Motor Co. (BB+/Ba2)
89,000	9.000	04/22/25	107,598
Ford Motor Credit Co. LLC (BB+/Ba2)
284,000	4.063	11/01/24	297,105
250,000	5.125	06/16/25	269,678
470,000	3.375	11/13/25	477,789
375,000	4.125	08/17/27	384,054
Meritor, Inc. (BB-/B1)(d)
196,000	6.250	06/01/25	208,740
Navistar International Corp. (CCC+/B3)(d)
262,000	6.625	11/01/25	270,843
Real Hero Merger Sub 2, Inc. (CCC/Caa2)(d)
55,000	6.250	02/01/29	56,650
Tesla, Inc. (BB/B1)(d)
258,000	5.300	08/15/25	267,353

			3,719,856

Building Materials(e) – 1.4%
Builders FirstSource, Inc. (B+/B1)(d)
203,000	5.000	03/01/30	211,628
Cornerstone Building Brands, Inc. (B-/B3)(d)
223,000	6.125	01/15/29	235,544
CP Atlas Buyer, Inc. (CCC/Caa2)(d)
265,000	7.000	12/01/28	276,925

Unsecured Debt Obligations – (continued)
Building Materials(e) – (continued)
Griffon Corp. (B+/B2)
317,000	5.750	03/01/28	336,812
Standard Industries, Inc. (BBB-/Ba2)(d)
191,000	5.000	02/15/27	198,533
Summit Materials LLC/Summit Materials Finance Corp. (BB/B2)(d)
546,000	5.250	01/15/29	568,522

			1,827,964

Chemicals(d)(e) – 2.1%
Axalta Coating Systems LLC (BB-/B1)
310,000	3.375	02/15/29	302,250
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B B.V. (BB-/B1)
183,000	4.750	06/15/27	189,405
Element Solutions, Inc. (BB-/B2)
294,000	3.875	09/01/28	288,855
Ingevity Corp. (NR/Ba3)
505,000	3.875	11/01/28	488,587
Kraton Polymers LLC/Kraton Polymers Capital Corp. (BB-/B2)
110,000	4.250	12/15/25	110,275
The Chemours Co. (B/B1)
315,000	5.750	11/15/28	330,750
WR Grace & Co-Conn (BB-/B1)
939,000	4.875	06/15/27	971,865

			2,681,987

Commercial Services(d)(e) – 1.6%
Ashtead Capital, Inc. (BBB-/Baa3)
681,000	4.375	08/15/27	712,455
Gartner, Inc. (BB/Ba3)
190,000	3.750	10/01/30	187,625
MPH Acquisition Holdings LLC (B-/B3)
260,000	5.750	11/01/28	253,500
Nielsen Finance LLC/Nielsen Finance Co. (BB-/B2)
260,000	5.625	10/01/28	272,675
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc. (B/Ba3)
360,000	4.625	11/01/26	373,950
The Nielsen Co. Luxembourg S.a.r.l. (BB-/B2)
297,000	5.000	02/01/25	303,683

			2,103,888

Computers(d)(e) – 0.6%
Austin BidCo, Inc. (CCC+/NR)
79,000	7.125	12/15/28	80,383
Booz Allen Hamilton, Inc. (BB-/Ba2)
453,000	3.875	09/01/28	454,132
Science Applications International Corp. (BB-/B1)
275,000	4.875	04/01/28	283,938

			818,453

Distribution & Wholesale(d)(e) – 0.1%
Core & Main LP (CCC+/Caa2)
179,000	6.125	08/15/25	183,699

Diversified Financial Services(e) – 2.7%
Air Lease Corp. (BB+/NR)(b) (5 year CMT + 4.076%)
225,000	4.650	06/15/49	222,804

124	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Principal Amount	Interest Rate	Maturity Date	Value

Unsecured Debt Obligations – (continued)
Diversified Financial Services(e) – (continued)
Compass Group Diversified Holdings LLC (B+/B1)(d)
$283,000	5.250%	04/15/29	$294,320
Freedom Mortgage Corp. (B/B2)(d)
250,000	7.625	05/01/26	261,875
Global Aircraft Leasing Co. Ltd. (NR/B1)(d) (f) (PIK 7.250%, Cash 6.500%)
201,877	6.500	09/15/24	193,045
LD Holdings Group LLC (B+/B2)(d)
205,000	6.500	11/01/25	214,738
210,000	6.125	04/01/28	212,625
Nationstar Mortgage Holdings, Inc. (B/B2)(d)
240,000	5.500	08/15/28	241,179
87,000	5.125	12/15/30	85,695
Navient Corp. (B+/Ba3)
444,000	4.875	03/15/28	434,565
NFP Corp. (CCC+/Caa2)(d)
453,000	6.875	08/15/28	469,987
OneMain Finance Corp. (BB-/Ba3)
264,000	8.875	06/01/25	292,050
United Wholesale Mortgage LLC (NR/Ba3)(d)
265,000	5.500	04/15/29	265,000
United Wholesale Mortgage LLC (NR/Ba3)(d)
250,000	5.500	11/15/25	260,625

			3,448,508

Diversified Manufacturing(d)(e) – 0.3%
BWX Technologies, Inc. (BB/Ba3)
324,000	4.125	04/15/29	328,455

Electrical(d)(e) – 0.9%
Clearway Energy Operating LLC (BB/Ba2)
246,000	4.750	03/15/28	254,610
NRG Energy, Inc. (BB+/Ba2)
102,000	3.375	02/15/29	99,450
271,000	3.625	02/15/31	263,548
Pike Corp. (CCC+/B3)
510,000	5.500	09/01/28	518,925

			1,136,533

Electrical Components & Equipment(d)(e) – 0.4%
Energizer Holdings, Inc. (B+/B2)
310,000	4.375	03/31/29	309,225
Wesco Distribution, Inc. (BB-/B2)
204,000	7.125	06/15/25	222,105

			531,330

Electronics(d)(e) – 0.1%
TTM Technologies, Inc. (BB-/Ba3)
99,000	4.000	03/01/29	97,515

Engineering & Construction(e) – 0.9%
AECOM (BB/Ba3)
84,000	5.875	10/15/24	93,660
446,000	5.125	03/15/27	485,025
Dycom Industries, Inc. (BB/Ba3)(d)
164,000	4.500	04/15/29	164,410

Unsecured Debt Obligations – (continued)
Engineering & Construction(e) – (continued)
KBR, Inc. (B+/B1)(d)
351,000	4.750	09/30/28	354,949

			1,098,044

Entertainment(d)(e) – 0.1%
Caesars Resort Collection LLC/CRC Finco, Inc. (CCC+/Caa1)
82,000	5.250	10/15/25	82,000

Environmental(d)(e) – 0.2%
Stericycle, Inc. (BB-/NR)
284,000	3.875	01/15/29	279,740

Food & Drug Retailing(d)(e) – 1.4%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC (BB-/B1)
401,000	4.625	01/15/27	414,032
403,000	3.500	03/15/29	383,354
Post Holdings, Inc. (B+/B2)
360,000	4.625	04/15/30	360,900
United Natural Foods, Inc. (CCC+/B3)
284,000	6.750	10/15/28	303,170
US Foods, Inc. (B+/Caa1)
365,000	4.750	02/15/29	364,088

			1,825,544

Forest Products&Paper(d)(e) – 0.5%
Clearwater Paper Corp. (BB-/Ba3)
285,000	4.750	08/15/28	286,425
Mercer International, Inc. (B+/Ba3)
390,000	5.125	02/01/29	403,163

			689,588

Gaming(d)(e) – 0.2%
Boyd Gaming Corp. (B/Caa1)
250,000	8.625	06/01/25	278,125

Healthcare Providers & Services(e) – 1.6%
Catalent Pharma Solutions, Inc. (BB-/B1)(d)
85,000	3.125	02/15/29	81,812
Centene Corp. (BBB-/Ba1)
424,000	4.250	12/15/27	445,671
DaVita, Inc. (B+/Ba3)(d)
140,000	4.625	06/01/30	142,100
405,000	3.750	02/15/31	385,762
Encompass Health Corp. (B+/B1)
360,000	4.500	02/01/28	366,300
HCA, Inc. (BB-/Ba2)
399,000	3.500	09/01/30	400,995
Surgery Center Holdings, Inc. (CCC/Caa2)(d)
86,000	6.750	07/01/25	87,720
Syneos Health, Inc. (BB-/B2)(d)
189,000	3.625	01/15/29	184,039

			2,094,399

Home Builders(e) – 0.8%
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (B+/B1)(d)
372,000	4.875	02/15/30	372,000

The accompanying notes are an integral part of these financial statements.	125

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

Unsecured Debt Obligations – (continued)
Home Builders(e) – (continued)
Mattamy Group Corp. (BB/B1)(d)
$298,000	4.625%		03/01/30	$295,020
Tri Pointe Homes, Inc. (BB-/Ba3)
308,000	5.250		06/01/27	329,560
Tri Pointe Homes, Inc. (BB-/Ba3)
68,000	5.700		06/15/28	75,055

				1,071,635

Household Products(d)(e) – 0.5%
Spectrum Brands, Inc. (B/B2)
637,000	3.875		03/15/31	619,483

Housewares(d)(e) – 0.3%
The Scotts Miracle-Gro Co. (B+/Ba3)
368,000	4.000		04/01/31	366,160

Insurance(d)(e) – 0.0%
AssuredPartners, Inc. (CCC+/Caa2)
55,000	5.625		01/15/29	55,756

Internet(d)(e) – 4.1%
Arches Buyer, Inc. (CCC+/Caa1)
45,000	6.125		12/01/28	46,350
Endure Digital, Inc. (CCC+/Caa2)
201,000	6.000		02/15/29	195,975
Go Daddy Operating Co. LLC/GD Finance Co., Inc. (BB-/Ba3)
499,000	3.500		03/01/29	491,515
GrubHub Holdings, Inc. (BB-/B1)
1,265,000	5.500		07/01/27	1,314,019
Match Group Holdings II LLC (BB/Ba3)
241,000	5.000		12/15/27	252,447
492,000	4.625		06/01/28	499,380
248,000	5.625		02/15/29	265,050
653,000	4.125		08/01/30	655,449
Netflix, Inc. (BB+/Ba3)
204,000	3.625		06/15/25	215,985
Twitter, Inc. (BB+/Ba2)
277,000	3.875		12/15/27	289,465
Uber Technologies, Inc. (B-/B3)
625,000	7.500		05/15/25	671,875
270,000	6.250		01/15/28	290,587

				5,188,097

Iron/Steel(d)(e) – 0.2%
Cleveland-Cliffs, Inc. (NR/B3)
295,000	4.625		03/01/29	294,263
5,000	4.875		03/01/31	4,975

				299,238

Leisure Time – 0.9%
Carnival Corp. (B+/B2)(d)(e)
245,000	7.625		03/01/26	262,762
180,000	5.750		03/01/27	184,050
NCL Corp., Ltd. (B-/Caa1)(d)(e)
33,000	5.875		03/15/26	33,330
NCL Finance Ltd. (B-/Caa1)(d)(e)
217,000	6.125		03/15/28	220,798

Unsecured Debt Obligations – (continued)
Leisure Time – (continued)
Royal Caribbean Cruises Ltd. (B/B2)
100,000	5.250		11/15/22	102,750
305,000	5.500	(d)(e)	04/01/28	306,525

				1,110,215

Lodging(d)(e) – 0.4%
Hilton Domestic Operating Co., Inc. (BB/Ba2)
162,000	4.000		05/01/31	161,595
MGM China Holdings Ltd. (B+/Ba3)
325,000	4.750		02/01/27	329,469

				491,064

Machinery-Diversified(d)(e) – 0.4%
Titan Acquisition Ltd./Titan Co-Borrower LLC (CCC/Caa2)
450,000	7.750		04/15/26	465,188

Media(e) – 7.0%
Cable One, Inc. (BB-/B2)(d)
533,000	4.000		11/15/30	527,004
CCO Holdings LLC/CCO Holdings Capital Corp. (BB/B1)(d)
1,330,000	4.750		03/01/30	1,373,225
700,000	4.500		08/15/30	712,250
CCO Holdings LLC/CCO Holdings Capital Corp. (BB/B1)(d)
425,000	4.250		02/01/31	424,469
CSC Holdings LLC (B/B3)(d)
1,141,000	5.750		01/15/30	1,198,050
682,000	4.625		12/01/30	669,212
DISH DBS Corp. (B-/B2)
450,000	7.375		07/01/28	469,687
GCI LLC (B-/B3)(d)
387,000	4.750		10/15/28	394,740
Gray Television, Inc. (B+/B3)(d)
312,000	4.750		10/15/30	309,270
Nexstar Broadcasting, Inc. (B/B3)(d)
404,000	4.750		11/01/28	407,030
Scripps Escrow II, Inc. (CCC+/Caa1)(d)
110,000	5.375		01/15/31	109,175
Sinclair Television Group, Inc. (B-/B2)(d)
300,000	5.875		03/15/26	305,250
Sirius XM Radio, Inc. (BB/Ba3)(d)
238,000	5.500		07/01/29	256,445
416,000	4.125		07/01/30	414,960
TEGNA, Inc. (BB-/Ba3)
79,000	4.750	(d)	03/15/26	83,740
1,030,000	5.000		09/15/29	1,063,475
Ziggo Bond Co. B.V. (B-/B3)(d)
200,000	5.125		02/28/30	203,500

				8,921,482

Mining(d)(e) – 0.8%
Alcoa Nederland Holding B.V. (BB+/Ba1)
350,000	5.500		12/15/27	374,938
Hudbay Minerals, Inc. (B/B3)
380,000	4.500		04/01/26	392,825
200,000	6.125		04/01/29	212,500

				980,263

126	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Principal Amount	Interest Rate		Maturity Date	Value

Unsecured Debt Obligations – (continued)
Miscellaneous Manufacturing – 0.8%
Bombardier, Inc. (CCC/Caa3)(d)
$252,000	8.750%		12/01/21	$264,600
471,000	6.000	(e)	10/15/22	471,000
Hillenbrand, Inc. (BB+/Ba1)(e)
236,000	3.750		03/01/31	229,805

				965,405

Oil Field Services(e) – 5.4%
Archrock Partners LP/Archrock Partners Finance Corp. (B+/B2)(d)
677,000	6.250		04/01/28	687,155
California Resources Corp. (B+/B2)(d)
325,000	7.125		02/01/26	330,687
Cenovus Energy, Inc. (BBB-/Baa3)
385,000	5.375		07/15/25	433,248
CNX Resources Corp. (BB-/B1)(d)
417,000	7.250		03/14/27	446,711
170,000	6.000		01/15/29	175,950
CrownRock LP/CrownRock Finance, Inc. (BB-/B2)(d)
821,000	5.625		10/15/25	836,394
Indigo Natural Resources LLC (BB-/B3)(d)
290,000	5.375		02/01/29	285,650
MEG Energy Corp. (B-/B3)(d)
155,000	5.875		02/01/29	155,388
Nabors Industries, Ltd. (CCC-/Caa1)(d)
895,000	7.500		01/15/28	731,662
Occidental Petroleum Corp. (BB-/Ba2)
290,000	8.000		07/15/25	332,775
215,000	5.500		12/01/25	226,288
375,000	6.625		09/01/30	420,000
Sunoco LP/Sunoco Finance Corp. (BB-/B1)(d)
145,000	4.500		05/15/29	144,275
TechnipFMC PLC (BB+/Ba1)(d)
445,000	6.500		02/01/26	464,469
Transocean, Inc. (CCC/Caa3)(d)
575,000	11.500		01/30/27	494,500
WPX Energy, Inc. (BBB-/B1)
152,000	5.250		10/15/27	162,070
257,000	5.875		06/15/28	283,342
212,000	4.500		01/15/30	227,900

				6,838,464

Packaging(e) – 1.4%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (B-/Caa1)(d)
702,000	5.250		08/15/27	716,040
Silgan Holdings, Inc. (BB/Ba3)
234,000	4.125		02/01/28	241,020
Trident TPI Holdings, Inc. (CCC+/Caa2)(d)
526,000	9.250		08/01/24	560,190
TriMas Corp. (BB-/Ba3)(d)
220,000	4.125		04/15/29	219,725

				1,736,975

Pharmaceuticals – 1.6%
AdaptHealth LLC (B+/B1)(d)(e)
165,000	6.125		08/01/28	174,281
75,000	4.625		08/01/29	74,625

Unsecured Debt Obligations – (continued)
Pharmaceuticals – (continued)
Bausch Health Cos., Inc. (B/B3)(d)(e)
525,000	5.000		01/30/28	532,219
148,000	6.250		02/15/29	157,065
400,000	5.250		02/15/31	398,000
Prestige Brands, Inc. (B+/B2)(d)(e)
191,000	5.125		01/15/28	199,595
215,000	3.750		04/01/31	204,787
Teva Pharmaceutical Finance Netherlands III B.V. (BB-/Ba2)
312,000	2.800		07/21/23	310,830

				2,051,402

Pipelines(e) – 2.7%
Buckeye Partners LP (BB/B1)(d)
324,000	4.500		03/01/28	324,000
Cheniere Energy Partners LP (BB/Ba2)
669,000	4.500		10/01/29	694,924
EQM Midstream Partners LP (BB-/Ba3)(d)
190,000	6.500		07/01/27	206,150
410,000	4.750		01/15/31	397,700
Global Partners LP/GLP Finance Corp. (B+/B2)
245,000	6.875		01/15/29	262,763
NuStar Logistics LP (BB-/Ba3)
240,000	5.750		10/01/25	255,600
375,000	6.000		06/01/26	398,437
Rattler Midstream LP (BBB-/Ba3)(d)
330,000	5.625		07/15/25	344,497
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. (BB-/B1)(d)
220,000	6.000		12/31/30	216,700
Targa Resources Partners LP/Targa Resources Partners Finance Corp. (BB/Ba3)(d)
295,000	4.875		02/01/31	297,950

				3,398,721

Real Estate(e) – 0.8%
Kennedy-Wilson, Inc. (BB/B1)
399,000	5.000		03/01/31	402,491
The Howard Hughes Corp. (BB-/Ba3)(d)
158,000	5.375		08/01/28	165,900
229,000	4.125		02/01/29	223,847
229,000	4.375		02/01/31	223,848

				1,016,086

Real Estate Investment Trust(e) – 0.8%
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. (BB-/B1)(d)
189,000	4.625		06/15/25	197,978
MPT Operating Partnership LP/MPT Finance Corp. (BBB-/Ba1)
180,000	3.500		03/15/31	176,522
SBA Communications Corp. (BB-/B1)(d)
174,000	3.125		02/01/29	167,040
Service Properties Trust (BB/Ba1)
73,000	7.500		09/15/25	83,083
VICI Properties LP/VICI Note Co., Inc. (BB/Ba3)(d)
94,000	3.500		02/15/25	95,410
80,000	3.750		02/15/27	79,800

The accompanying notes are an integral part of these financial statements.	127

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Unsecured Debt Obligations – (continued)
Real Estate Investment Trust(e) – (continued)
VICI Properties LP/VICI Note Co., Inc. (BB/Ba3)(d) – (continued)
$250,000	4.125%	08/15/30	$251,250

			1,051,083

Retailing(e) – 2.0%
Asbury Automotive Group, Inc. (BB/B1)
185,000	4.500	03/01/28	188,238
230,000	4.750	03/01/30	236,900
Carvana Co. (CCC+/Caa2)(d)
100,000	5.500	04/15/27	100,470
290,000	5.875	10/01/28	298,700
Foundation Building Materials, Inc. (CCC+/Caa1)(d)
65,000	6.000	03/01/29	64,025
Group 1 Automotive, Inc. (BB+/Ba2)(d)
225,000	4.000	08/15/28	223,312
Ken Garff Automotive LLC (B/B1)(d)
305,000	4.875	09/15/28	303,856
LBM Acquisition LLC (CCC+/Caa2)(d)
215,000	6.250	01/15/29	221,450
Lithia Motors, Inc. (BB/Ba2)(d)
345,000	4.375	01/15/31	357,075
Murphy Oil USA, Inc. (BB+/Ba2)(d)
60,000	3.750	02/15/31	58,875
Park River Holdings, Inc. (CCC+/Caa1)(d)
115,000	5.625	02/01/29	111,550
Yum! Brands, Inc. (BB-/Ba3)
349,000	3.625	03/15/31	335,040

			2,499,491

Semiconductors(d)(e) – 0.2%
Qorvo, Inc. (BB+/Ba1)
210,000	3.375	04/01/31	204,225

Software(d)(e) – 1.1%
Castle US Holding Corp. (CCC/Caa2)
64,000	9.500	02/15/28	65,120
Fair Isaac Corp. (BB+/Ba2)
343,000	4.000	06/15/28	349,431
Open Text Corp. (BB/Ba2)
255,000	3.875	02/15/28	256,275
Playtika Holding Corp. (B/B2)
243,000	4.250	03/15/29	238,748
PTC, Inc. (BB/Ba3)
136,000	4.000	02/15/28	137,870
ZoomInfo Technologies LLC/ZoomInfo Finance Corp. (B-/B3)
430,000	3.875	02/01/29	420,325

			1,467,769

Telecommunication Services(d)(e) – 1.5%
Level 3 Financing, Inc. (BB/Ba3)
375,000	4.250	07/01/28	378,750
246,000	3.750	07/15/29	237,390
Lumen Technologies, Inc. (BB-/B2)
195,000	5.125	12/15/26	204,262
QualityTech LP/QTS Finance Corp. (BB+/Ba3)
230,000	3.875	10/01/28	227,700

Unsecured Debt Obligations – (continued)
Telecommunication Services(d)(e) – (continued)
ViaSat, Inc. (B/Caa1)
824,000	5.625	09/15/25	837,390

			1,885,492

Toys/Games/Hobbies(d)(e) – 0.1%
Mattel, Inc. (BB/Ba2)
105,000	3.375	04/01/26	107,100

Transportation(d)(e) – 0.3%
Cargo Aircraft Management, Inc. (BB/Ba3)
342,000	4.750	02/01/28	353,115

TOTAL UNSECURED DEBT OBLIGATIONS
(Cost $67,737,124)			$69,451,085

U.S. Treasury Obligation(g) – 3.9%
United States Treasury Bills
5,000,000	0.000%	04/29/21	$4,999,963
(Cost $4,999,718)

Shares	Description	Value

Common Stocks* – 0.4%
Oil, Gas & Consumable Fuels – 0.4%
26,824	Noble Corp.	$454,667
1,141,924	Prairie Provident Resources, Inc.	49,976

TOTAL COMMON STOCKS
(Cost $3,269,329)		$504,643

Shares	Dividend Rate	Value

Investment Company(h) – 4.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
5,082,329	0.036%	$5,082,329
(Cost $5,082,329)

TOTAL INVESTMENTS – 99.5%
(Cost $127,572,455)		$127,021,744

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%		666,981

NET ASSETS – 100.0%		$127,688,725

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual

128	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on March 31, 2021. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2021.

(c)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(d)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(e)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(f)	Pay-in-kind securities.

(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(h)	Represents an affiliated issuer.

Security ratings disclosed, if any, are obtained from Standard & Poor’s/Moody’s Investors Service and are unaudited. A description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
CMT	—Constant Maturity Treasury Indexes
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

UNFUNDED LOAN COMMITMENTS — At March 31, 2021, the Fund had unfunded loan commitments which could be extended at the option of the borrowers, pursuant to the following loan agreements:

Borrower	Principal Amount	Current Value	Unrealized Gain (Loss)
Help at Home, Inc. (B-/B1), due 10/29/27	$19,612	$19,661	$326
TricorBraun Holdings, Inc. (NR/NR), due 03/03/28	62,127	61,513	(647)

TOTAL	$81,739	$81,174	$(321)

SWAP CONTRACTS — At March 31, 2021, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACT

Payments Made by the Fund(a)	Payments Received by Fund(b)	Termination Date	Notional Amount (000s)(c)	Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

0.500%	3M LIBOR	06/16/28	$3,650	$247,615	$198,214	$49,401

(a)	Payments made quarterly.
(b)	Payments made semi-annually.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2021.

The accompanying notes are an integral part of these financial statements.	129

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

March 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2021(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:

CDX.NA.HY Index 36	(5.000)%	3.076%	06/20/26	$25,000	$(2,268,560)	$(2,213,600)	$(54,960)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

Abbreviation:
CDX.NA.HY Index 36	—CDX North America High Yield Index 36

130	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments

March 31, 2021

Principal Amount		Interest Rate		Maturity Date	Value

Bank Loans(a)(b) – 2.5%
Advertising – 0.1%
	Terrier Media Buyer, Inc. (1M LIBOR + 3.500%)
	$493,763	3.609%		12/17/26	$488,894

Aerospace & Defense – 0.2%
	ADS Tactical, Inc. (3M LIBOR + 5.750%)
	2,400,000	6.750		02/09/28	2,376,000

Building Materials – 0.2%
	CPG International, Inc. (3M LIBOR + 2.500%)
	1,580,669	3.250		05/05/24	1,578,693

Chemicals – 0.2%
	Starfruit Finco B.V. (1M LIBOR + 2.750%)
	1,670,645	2.860		10/01/25	1,643,848

Commercial Services – 0.4%
	MPH Acquisition Holdings LLC (3M LIBOR + 2.750%)
	1,707,847	3.750		06/07/23	1,697,566
	Travelport Finance (Luxembourg) S.a.r.l. (3M LIBOR + 5.000%)
	1,758,769	2.500		02/28/25	1,788,809

					3,486,375

Food & Drug Retailing – 0.0%
	B&G Foods, Inc. (1M LIBOR + 2.500%)
	454,208	2.609		10/10/26	453,300

Healthcare Providers & Services – 0.1%
	Sotera Health Holdings LLC (3M LIBOR + 4.500%)
	850,000	3.250		12/11/26	846,812

Insurance – 0.3%
	Asurion LLC (1M LIBOR + 3.250%)
	2,674,524	3.359		12/23/26	2,655,910

Internet – 0.1%
	Getty Images, Inc. (1 Week LIBOR + 4.500%)
	918,577	4.625		02/19/26	908,197

Media – 0.2%
	CSC Holdings LLC (1M LIBOR + 2.250%)
	1,959,288	2.356		07/17/25	1,930,310

Miscellaneous Manufacturing – 0.2%
	Momentive Performance Materials, Inc. (1M LIBOR + 3.250%)
	2,299,050	3.360		05/15/24	2,258,817

Real Estate – 0.2%
	Brookfield Property REIT, Inc. (1M LIBOR + 3.000%)
	2,050,000	3.109		08/28/23	1,995,675

Software – 0.2%
	Grab Holdings, Inc. (6M LIBOR + 4.500%)
	800,000	5.500		01/29/26	812,000
	The Ultimate Software Group, Inc. (1M LIBOR + 3.750%)
	911,125	3.859		05/04/26	909,576

					1,721,576

Telecommunication Services – 0.1%
	Intelsat Jackson Holdings SA (3M LIBOR + 5.500%)
	551,166	6.500		07/13/22	556,953

	TOTAL BANK LOANS
	(Cost $22,844,402)				$22,901,360

Corporate Obligations – 35.9%
Advertising(c)(d) – 0.2%
	Outfront Media Capital LLC/Outfront Media Capital Corp.
	$665,000	5.000%		08/15/27	$672,481
	Terrier Media Buyer, Inc.
	800,000	8.875		12/15/27	860,000

					1,532,481

Aerospace & Defense(d) – 0.7%
	The Boeing Co.
	2,200,000	5.150		05/01/30	2,533,608
	TransDigm, Inc.
	1,685,000	6.500		05/15/25	1,720,806
	1,250,000	5.500		11/15/27	1,292,187
	Triumph Group, Inc.
	450,000	7.750		08/15/25	453,938

					6,000,539

Airlines(c)(d) – 0.1%
	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.
	870,000	6.500		06/20/27	951,563

Automotive – 0.8%
	Adient US LLC(c)(d)
	13,000	7.000		05/15/26	13,894
	Clarios Global LP/Clarios US Finance Co.(c)(d)
	1,570,000	8.500		05/15/27	1,689,712
	Dana, Inc.(d)
	515,000	5.375		11/15/27	539,463
	Ford Motor Co.(d)
	1,666,000	9.000		04/22/25	2,014,139
	Ford Motor Credit Co. LLC
	542,000	3.813		10/12/21	548,782
	General Motors Financial Co., Inc.(d)
	2,050,000	2.350		01/08/31	1,958,303
	Navistar International Corp.(c)(d)
	460,000	6.625		11/01/25	475,525

					7,239,818

Banks – 2.0%
	ABN AMRO Bank NV(b)(d) (-1x 5 Year EUR Swap + 4.674%)
EUR	800,000	4.375		09/22/49	999,563
	AIB Group PLC(b)(d) (-1x 5 Year EUR Swap + 6.629%)
	725,000	6.250		06/23/49	953,244
	Banco do Brasil SA(b)(d) (10 Year CMT + 4.398%)
	$1,550,000	6.250		04/15/49	1,519,077
	Banco Santander SA
	600,000	2.749		12/03/30	570,426
	(-1x 5 Year EUR Swap + 4.534%)
EUR	800,000	4.375	(b)(d)	01/14/49	961,614
	BPCE SA(c)
	$675,000	4.875		04/01/26	760,840
	CaixaBank SA(b)(d) (-1X 5 year EUR Swap + 6.346%)
EUR	600,000	5.875		10/09/49	792,452
	CIT Bank NA(b)(d) (SOFR + 1.715%)
	$1,850,000	2.969		09/27/25	1,943,665
	Commerzbank AG(b)(d) (-1x 5 Year EUR Swap + 6.363%)
EUR	1,000,000	6.125		10/09/49	1,253,323

The accompanying notes are an integral part of these financial statements.	131

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
	Credit Suisse Group AG(b)(c)(d)
	(5 Year CMT + 4.889%)
	$1,625,000	5.250%		02/11/49	$1,641,250
	(SOFR + 3.730%)
	2,450,000	4.194		04/01/31	2,664,473
	Erste Group Bank AG(b)(d) (5 Year EUR Swap + 6.204%)
EUR	800,000	6.500		04/15/49	1,052,728
	Intesa Sanpaolo SpA(b)(d) (5 Year EUR Swap + 7.192%)
	650,000	7.750		01/11/49	932,810
	Itau Unibanco Holding SA/Cayman Island(b)(d) (5 year CMT + 3.446%)
	$330,000	3.875		04/15/31	320,265
	Natwest Group PLC(b)(d) (5 Year CMT + 2.100%)
	675,000	3.754		11/01/29	717,187
	QNB Finance Ltd.
	230,000	3.500		03/28/24	245,094
	Societe Generale SA(b)(d) (5 Year USD Swap + 3.929%)
	450,000	6.750		04/06/49	498,390
	Turkiye Vakiflar Bankasi TAO
	200,000	8.125		03/28/24	205,688
	270,000	5.250	(c)	02/05/25	252,872
	530,000	6.500	(c)	01/08/26	506,150

					18,791,111

Building Materials(d) – 0.5%
	Cemex SAB de CV(c)
	200,000	7.375		06/05/27	225,750
	350,000	5.200		09/17/30	377,125
	Cornerstone Building Brands, Inc.(c)
	1,760,000	8.000		04/15/26	1,823,800
	Griffon Corp.
	527,000	5.750		03/01/28	559,938
	Summit Materials LLC/Summit Materials Finance Corp.(c)
	520,000	6.500		03/15/27	548,600
	738,000	5.250		01/15/29	768,442

					4,303,655

Chemicals – 0.9%
	Ingevity Corp.(c)(d)
	1,025,000	3.875		11/01/28	991,687
	Nouryon Holding B.V.(c)(d)
	1,330,000	8.000		10/01/26	1,408,137
	OCI NV(c)(d)
	975,000	5.250		11/01/24	1,009,125
	Sasol Financing International Ltd.
	4,008,000	4.500		11/14/22	4,088,160
	The Chemours Co.(d)
	490,000	7.000		05/15/25	504,088
	550,000	5.375		05/15/27	579,563

					8,580,760

Commercial Services – 1.3%
	Allied Universal Holdco LLC/Allied Universal Finance Corp.(c)(d)
	1,500,000	6.625		07/15/26	1,584,375
	1,345,000	9.750		07/15/27	1,476,137

Corporate Obligations – (continued)
Commercial Services – (continued)
	DP World Crescent Ltd.
	200,000	4.848		09/26/28	223,000
	200,000	3.875		07/18/29	209,500
	DP World PLC
	200,000	5.625		09/25/48	234,313
	Herc Holdings, Inc.(c)(d)
	2,330,000	5.500		07/15/27	2,461,062
	Prime Security Services Borrower LLC/Prime Finance, Inc.(c)(d)
	1,210,000	6.250		01/15/28	1,252,350
	Sabre GLBL, Inc.(c)(d)
	1,062,000	9.250		04/15/25	1,266,435
	The Nielsen Co. Luxembourg S.a.r.l.(c)(d)
	1,485,000	5.000		02/01/25	1,518,412
	United Rentals North America, Inc.(d)
	1,070,000	3.875		02/15/31	1,075,350
	Verscend Escrow Corp.(c)(d)
	970,000	9.750		08/15/26	1,036,688

					12,337,622

Computers(d) – 1.3%
	Booz Allen Hamilton, Inc.(c)
	1,355,000	3.875		09/01/28	1,358,387
	Dell International LLC/EMC Corp.(c)
	5,625,000	6.020		06/15/26	6,655,894
	Hewlett Packard Enterprise Co.
	3,725,000	4.900		10/15/25	4,246,053

					12,260,334

Distribution & Wholesale(c)(d) – 0.7%
	Core & Main Holdings LP(e) (PIK 9.375%, Cash 8.625%)
	1,900,000	8.625		09/15/24	1,938,000
	Core & Main LP
	912,000	6.125		08/15/25	935,940
	Performance Food Group, Inc.
	358,000	6.875		05/01/25	382,165
	1,900,000	5.500		10/15/27	1,985,500
	Univar Solutions USA, Inc.
	550,000	5.125		12/01/27	570,625
	Wolverine Escrow LLC
	455,000	8.500		11/15/24	453,862
	455,000	9.000		11/15/26	453,863

					6,719,955

Diversified Financial Services – 1.5%
	AerCap Holdings NV(b)(d) (5 Year CMT + 4.535%)
	985,000	5.875		10/10/79	1,004,700
	Air Lease Corp.
	575,000	3.500		01/15/22	588,007
	1,625,000	2.875	(d)	01/15/26	1,681,859
	Aviation Capital Group LLC(c)(d)
	700,000	1.950		01/30/26	682,073
	Avolon Holdings Funding Ltd.(c)(d)
	725,000	4.250		04/15/26	758,451
	1,500,000	3.250		02/15/27	1,491,780
	Global Aircraft Leasing Co. Ltd.(c)(d)(e) (PIK 7.250%, Cash 6.500%)
	3,409,358	6.500		09/15/24	3,260,199

132	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Diversified Financial Services – (continued)
Navient Corp.
$400,000	6.750%		06/25/25	$434,000
2,680,000	5.625		08/01/33	2,505,800
OneMain Finance Corp.(d)
228,000	5.375		11/15/29	241,965
Quicken Loans LLC/Quicken Loans Co-Issuer, Inc.(c)(d)
1,324,000	3.875		03/01/31	1,276,190

				13,925,024

Electrical(c)(d) – 0.7%
Calpine Corp.
235,000	4.500		02/15/28	237,056
1,915,000	4.625		02/01/29	1,867,125
Talen Energy Supply LLC
1,125,000	6.625		01/15/28	1,125,000
Vistra Operations Co. LLC
3,336,000	3.550		07/15/24	3,494,460

				6,723,641

Energy-Alternate Sources(c)(d) – 0.0%
Greenko Dutch B.V.
200,000	3.850		03/29/26	200,688

Engineering & Construction(d) – 0.7%
KBR, Inc.(c)
1,257,000	4.750		09/30/28	1,271,141
Mexico City Airport Trust
200,000	4.250		10/31/26	211,063
320,000	4.250	(c)	10/31/26	337,700
310,000	3.875	(c)	04/30/28	314,166
468,000	5.500		10/31/46	460,535
690,000	5.500	(c)	10/31/46	678,995
2,985,000	5.500		07/31/47	2,941,120
520,000	5.500	(c)	07/31/47	512,356

				6,727,076

Entertainment(c)(d) – 0.5%
Cedar Fair LP/Canada’s Wonderland Co/Magnum Management Corp./Millennium Op
703,000	5.500		05/01/25	737,271
Lions Gate Capital Holdings LLC
470,000	6.375		02/01/24	484,984
565,000	5.875		11/01/24	581,600
Live Nation Entertainment, Inc.
1,400,000	6.500		05/15/27	1,541,750
Motion Bondco DAC
1,010,000	6.625		11/15/27	1,030,200

				4,375,805

Environmental(c)(d) – 0.4%
GFL Environmental, Inc.
930,000	8.500		05/01/27	1,021,837
Waste Pro USA, Inc.
2,825,000	5.500		02/15/26	2,892,094

				3,913,931

Corporate Obligations – (continued)
Food & Drug Retailing(d) – 1.0%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertson’s LLC(c)
500,000	7.500		03/15/26	549,375
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(c)
875,000	4.625		01/15/27	903,437
577,000	4.875		02/15/30	591,425
B&G Foods, Inc.
2,005,000	5.250		04/01/25	2,055,125
475,000	5.250		09/15/27	490,438
BRF SA
800,000	4.875		01/24/30	815,220
Kraft Heinz Foods Co.
734,000	4.375		06/01/46	767,667
1,300,000	4.875		10/01/49	1,455,553
Lamb Weston Holdings, Inc.(c)
1,195,000	4.875		05/15/28	1,284,625

				8,912,865

Forest Products&Paper(d) – 0.1%
Mercer International, Inc.
1,040,000	5.500		01/15/26	1,066,000

Gaming(c)(d) – 0.2%
Station Casinos LLC
2,153,000	4.500		02/15/28	2,139,544

Healthcare Providers & Services(d) – 0.9%
Centene Corp.
850,000	3.375		02/15/30	858,262
DaVita, Inc.(c)
2,425,000	3.750		02/15/31	2,309,813
Encompass Health Corp.
1,100,000	4.500		02/01/28	1,119,250
Envision Healthcare Corp.(c)
1,175,000	8.750		10/15/26	873,906
Select Medical Corp.(c)
1,200,000	6.250		08/15/26	1,273,500
Tenet Healthcare Corp.(c)
1,568,000	6.125		10/01/28	1,634,640

				8,069,371

Insurance(c)(d) – 0.7%
Acrisure LLC/Acrisure Finance, Inc.
2,555,000	7.000		11/15/25	2,638,037
GTCR AP Finance, Inc.
1,375,000	8.000		05/15/27	1,474,688
HUB International Ltd.
208,000	7.000		05/01/26	215,540
USI, Inc.
2,250,000	6.875		05/01/25	2,289,375

				6,617,640

Internet – 1.2%
GrubHub Holdings, Inc.(c)(d)
2,530,000	5.500		07/01/27	2,628,037
Match Group Holdings II LLC(c)(d)
2,597,000	4.625		06/01/28	2,635,955

The accompanying notes are an integral part of these financial statements.	133

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Internet – (continued)
Netflix, Inc.
$2,820,000	5.500%		02/15/22	$2,918,700
Prosus NV(c)(d)
850,000	3.680		01/21/30	878,688
600,000	4.027		08/03/50	546,000
Twitter, Inc.(c)(d)
920,000	3.875		12/15/27	961,400
Uber Technologies, Inc.(c)(d)
430,000	8.000		11/01/26	465,475

				11,034,255

Investment Companies – 0.5%
Huarong Finance 2017 Co. Ltd.
250,000	4.250		11/07/27	266,094
Huarong Finance 2019 Co. Ltd.(d)
220,000	3.875		11/13/29	222,475
250,000	3.375		02/24/30	242,578
Huarong Finance II Co. Ltd.
1,370,000	5.500		01/16/25	1,502,712
450,000	4.625		06/03/26	487,406
Icahn Enterprises LP/Icahn Enterprises Finance Corp.(d)
1,475,000	4.750		09/15/24	1,522,938

				4,244,203

Iron/Steel(d) – 0.1%
Cleveland-Cliffs, Inc.
585,000	5.875		06/01/27	598,163

Lodging(d) – 0.3%
Hilton Domestic Operating Co., Inc.
110,000	5.375	(c)	05/01/25	115,775
2,897,000	4.875		01/15/30	3,074,441

				3,190,216

Machinery – Construction & Mining(c)(d) – 0.1%
The Manitowoc Co., Inc.
565,000	9.000		04/01/26	610,200

Machinery-Diversified(c)(d) – 0.1%
Titan Acquisition Ltd./Titan Co-Borrower LLC
1,120,000	7.750		04/15/26	1,157,800

Media – 3.7%
Altice Financing SA(c)(d)
1,535,000	7.500		05/15/26	1,600,237
CCO Holdings LLC/CCO Holdings Capital Corp.(c)(d)
2,395,000	4.250		02/01/31	2,392,006
Charter Communications Operating LLC/Charter Communications Operating Capital(d)
7,325,000	4.908		07/23/25	8,312,923
CSC Holdings LLC(c)(d)
1,000,000	5.750		01/15/30	1,050,000
1,320,000	3.375		02/15/31	1,240,800
Cumulus Media New Holdings, Inc.(c)(d)
1,278,000	6.750		07/01/26	1,300,365
Diamond Sports Group LLC/Diamond Sports Finance Co.(c)(d)
875,000	5.375		08/15/26	630,000
2,340,000	6.625		08/15/27	1,240,200

Corporate Obligations – (continued)
Media – (continued)
DISH DBS Corp.
1,540,000	5.875		07/15/22	1,607,375
470,000	5.875		11/15/24	489,975
450,000	7.750		07/01/26	495,000
1,140,000	7.375	(d)	07/01/28	1,189,875
Entercom Media Corp.(c)(d)
2,705,000	7.250		11/01/24	2,805,085
iHeartCommunications, Inc.(d)
430,000	8.375		05/01/27	459,563
1,300,000	5.250	(c)	08/15/27	1,327,625
Nexstar Broadcasting, Inc.(c)(d)
1,350,000	5.625		07/15/27	1,419,187
Scripps Escrow II, Inc.(c)(d)
600,000	5.375		01/15/31	595,500
Scripps Escrow, Inc.(c)(d)
1,555,000	5.875		07/15/27	1,601,650
Sirius XM Radio, Inc.(c)(d)
1,310,000	4.625		07/15/24	1,346,025
UPC Holding B.V.(c)(d)
465,000	5.500		01/15/28	480,694
Virgin Media Secured Finance PLC(c)(d)
2,575,000	5.500		05/15/29	2,732,719

				34,316,804

Mining – 0.6%
Alcoa Nederland Holding B.V.(c)(d)
1,120,000	5.500		12/15/27	1,199,800
Constellium SE(c)(d)
485,000	5.625		06/15/28	511,069
First Quantum Minerals Ltd.(c)(d)
2,121,000	7.250		04/01/23	2,158,117
Novelis Corp.(c)(d)
950,000	4.750		01/30/30	973,750
Vedanta Resources Ltd.
310,000	7.125		05/31/23	277,353

				5,120,089

Miscellaneous Manufacturing(d) – 0.2%
General Electric Co.
1,350,000	3.625		05/01/30	1,453,302

Oil Field Services – 2.1%
Apache Corp.(d)
555,000	4.625		11/15/25	570,263
Cenovus Energy, Inc.(d)
1,890,000	5.375		07/15/25	2,126,855
Gazprom PJSC Via Gaz Capital SA(c)
4,280,000	5.150		02/11/26	4,687,937
Gazprom PJSC Via Gaz Finance PLC(c)
240,000	3.250		02/25/30	229,650
Lukoil Securities B.V.(c)
1,290,000	3.875		05/06/30	1,330,790
MEG Energy Corp.(c)(d)
490,000	7.125		02/01/27	510,825
Nabors Industries Ltd.(c)(d)
520,000	7.250		01/15/26	436,800
Nabors Industries, Inc.
62,000	4.625		09/15/21	60,760

134	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Oil Field Services – (continued)
	Occidental Petroleum Corp.(d)
	$1,410,000	8.000%		07/15/25	$1,617,975
	1,100,000	6.625		09/01/30	1,232,000
	Petroleos de Venezuela SA(f)
	137,050,000	6.000		10/28/22	4,796,750
	USA Compression Partners LP/USA Compression Finance Corp.(d)
	545,000	6.875		04/01/26	558,625
	Valero Energy Corp.(d)
	1,025,000	2.850		04/15/25	1,071,084

					19,230,314

Packaging(d) – 1.3%
	ARD Finance SA(e)
	(PIK 5.750%, Cash 5.000%)
EUR	575,000	5.000		06/30/27	688,982
	(PIK 7.250%, Cash 6.500%)
	$2,400,000	6.500	(c)	06/30/27	2,514,000
	Berry Global, Inc.(c)
	1,495,000	4.500		02/15/26	1,532,375
	Flex Acquisition Co., Inc.(c)
	1,095,000	6.875		01/15/25	1,115,531
	480,000	7.875		07/15/26	502,800
	LABL Escrow Issuer LLC(c)
	450,000	6.750		07/15/26	481,500
	465,000	10.500		07/15/27	514,988
	Mauser Packaging Solutions Holding Co.(c)
	2,010,000	7.250		04/15/25	2,007,487
	Sealed Air Corp.(c)
	500,000	4.000		12/01/27	511,250
	Trivium Packaging Finance B.V.(c)
	875,000	5.500		08/15/26	918,750
	645,000	8.500		08/15/27	699,825

					11,487,488

Pharmaceuticals(d) – 0.3%
	AbbVie, Inc.
	300,000	4.250		11/21/49	339,588
	Bausch Health Cos., Inc.(c)
	1,050,000	5.250		01/30/30	1,053,937
	HLF Financing S.a.r.l. LLC/Herbalife International, Inc.(c)
	535,000	7.250		08/15/26	560,413
	Par Pharmaceutical, Inc.(c)
	480,000	7.500		04/01/27	506,400

					2,460,338

Pipelines – 2.5%
	Buckeye Partners LP(d)
	1,145,000	4.350		10/15/24	1,177,919
	1,962,000	3.950		12/01/26	1,937,475
	Cheniere Energy Partners LP(d)
	2,000,000	4.500		10/01/29	2,077,500
	Energy Transfer Operating LP(d)
	6,075,000	3.600		02/01/23	6,328,145
	EQM Midstream Partners LP(d)
	1,085,000	4.000		08/01/24	1,098,563

Corporate Obligations – (continued)
Pipelines – (continued)
	Galaxy Pipeline Assets Bidco Ltd.(c)
	240,000	2.625		03/31/36	229,200
	430,000	3.250		09/30/40	410,650
	Genesis Energy LP/Genesis Energy Finance Corp.(d)
	2,620,000	7.750		02/01/28	2,620,000
	Global Partners LP/GLP Finance Corp.(d)
	445,000	7.000		08/01/27	468,919
	Plains All American Pipeline LP/PAA Finance Corp.(d)
	4,925,000	3.600		11/01/24	5,244,632
	Sabine Pass Liquefaction LLC(d)
	800,000	5.625		04/15/23	867,824

					22,460,827

Real Estate(d) – 0.2%
	China SCE Group Holdings Ltd.
	260,000	5.950		09/29/24	257,400
	Country Garden Holdings Co. Ltd.
	230,000	3.300		01/12/31	217,350
	Fantasia Holdings Group Co. Ltd
	200,000	10.875		03/02/24	186,000
	Kaisa Group Holdings Ltd.
	230,000	11.250		04/16/25	225,544
	Sunac China Holdings Ltd.
	240,000	8.350		04/19/23	249,900
	Yuzhou Group Holdings Co. Ltd.
	200,000	6.000		10/25/23	177,400
	200,000	7.700		02/20/25	172,700

					1,486,294

Real Estate Investment Trust(d) – 0.8%
	Iron Mountain, Inc.(c)
	2,085,000	5.250		07/15/30	2,150,156
	MPT Operating Partnership LP/MPT Finance Corp.
	2,270,000	4.625		08/01/29	2,389,561
	Starwood Property Trust, Inc.
	1,550,000	5.000		12/15/21	1,569,375
	VICI Properties LP/VICI Note Co., Inc.(c)
	718,000	3.500		02/15/25	728,770
	WP Carey, Inc.
	370,000	4.600		04/01/24	407,093

					7,244,955

Retailing(d) – 0.9%
	Asbury Automotive Group, Inc.
	123,000	4.500		03/01/28	125,153
	Beacon Roofing Supply, Inc.(c)
	1,635,000	4.875		11/01/25	1,667,700
	eG Global Finance PLC(c)
	1,413,000	6.750		02/07/25	1,453,624
	1,000,000	8.500		10/30/25	1,061,250
	Group 1 Automotive, Inc.(c)
	631,000	4.000		08/15/28	626,267
	IRB Holding Corp.(c)
	1,237,000	7.000		06/15/25	1,335,960
	Penske Automotive Group, Inc.
	1,750,000	3.500		09/01/25	1,776,250

The accompanying notes are an integral part of these financial statements.	135

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Retailing(d) – (continued)
Yum! Brands, Inc.(c)
$72,000	7.750%		04/01/25	$78,480

				8,124,684

Semiconductors – 1.3%
Broadcom Corp./Broadcom Cayman Finance Ltd.(d)
1,453,000	3.875		01/15/27	1,576,476
Broadcom, Inc.
10,719,000	3.469		04/15/34	10,755,650

				12,332,126

Software(c)(d) – 0.9%
Camelot Finance SA
2,750,000	4.500		11/01/26	2,835,937
Castle US Holding Corp.
1,085,000	9.500		02/15/28	1,103,987
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc.
2,902,000	5.750		03/01/25	2,952,785
Solera LLC/Solera Finance, Inc.
1,000,000	10.500		03/01/24	1,032,500
The Dun & Bradstreet Corp.
249,000	10.250		02/15/27	277,013

				8,202,222

Telecommunication Services – 3.4%
Altice France Holding SA(c)(d)
1,865,000	10.500		05/15/27	2,098,125
Altice France SA(c)(d)
460,000	5.500		01/15/28	469,200
AT&T, Inc.(d)
1,025,000	1.650		02/01/28	992,262
3,850,000	4.350		03/01/29	4,351,424
1,250,000	2.250		02/01/32	1,185,087
Digicel Holdings Bermuda Ltd./Digicel International Finance Ltd.(c)(d)
1,089,262	8.750		05/25/24	1,119,217
434,839	8.000		12/31/26	419,929
(PIK 7.000%, Cash 6.000%)
577,462	13.000	(e)	12/31/25	579,808
Intelsat Jackson Holdings SA(c)(d)
2,900,000	8.000		02/15/24	2,997,875
Lumen Technologies, Inc.
1,680,000	5.800		03/15/22	1,730,400
465,000	5.125	(c)(d)	12/15/26	487,088
Sprint Capital Corp.
1,610,000	8.750		03/15/32	2,380,787
T-Mobile USA, Inc.(c)(d)
2,575,000	3.500		04/15/25	2,777,498
7,575,000	3.750		04/15/27	8,274,627
Telecom Italia Capital SA
950,000	7.200		07/18/36	1,197,000
315,000	7.721		06/04/38	416,981

				31,477,308

Corporate Obligations – (continued)
Toys/Games/Hobbies(c)(d) – 0.2%
Mattel, Inc.
1,310,000	5.875		12/15/27	1,432,812

TOTAL CORPORATE OBLIGATIONS
(Cost $359,738,234)				$329,053,823

Mortgage-Backed Obligations – 40.1%
Collateralized Mortgage Obligations – 13.8%
Interest Only(g) – 5.6%
FHLMC REMIC Series 3753, Class SK(b) (-1x1M USD LIBOR + 6.050%)
$704,686	5.944%		11/15/38	$4,356
FHLMC REMIC Series 3852, Class SW(b)(-1x 1M USD LIBOR + 6.000%)
1,907,502	5.894		05/15/41	311,984
FHLMC REMIC Series 4468, Class SY(b)(-1x 1M USD LIBOR + 6.100%)
7,229,771	5.994		05/15/45	1,547,207
FHLMC REMIC Series 4989, Class EI
1,681,422	4.000		07/25/50	292,019
FHLMC REMIC Series 4991, Class IE
14,572,878	5.000		07/25/50	2,403,989
FHLMC REMIC Series 5002, Class SJ(b)(-1x 1M USD LIBOR + 6.100%)
11,313,730	5.991		07/25/50	2,246,361
FHLMC REMIC Series 5009, Class DI
6,179,858	2.000		09/25/50	734,817
FHLMC REMIC Series 5012, Class DI
3,353,257	4.000		09/25/50	588,940
FHLMC REMIC Series 5020, Class IH
929,161	3.000		08/25/50	137,327
FHLMC STRIPS Series 304, Class C45
11,616,677	3.000		12/15/27	644,246
FNMA REMIC Series 2011-100, Class S(b) (-1x1M USD LIBOR + 6.450%)
4,800,385	6.341		10/25/41	823,255
FNMA REMIC Series 2012-88, Class SB(b)(-1x 1M USD LIBOR + 6.670%)
4,820,010	6.561		07/25/42	830,970
FNMA REMIC Series 2017-104, Class SB(b) (-1x1M USD LIBOR + 6.150%)
1,807,117	6.041		01/25/48	343,749
FNMA REMIC Series 2017-69, Class SG(b) (-1x1M USD LIBOR + 6.150%)
2,504,901	6.041		09/25/47	492,418
FNMA REMIC Series 2017-86, Class SB(b)(-1x 1M USD LIBOR + 6.150%)
2,162,581	6.041		11/25/47	428,249
FNMA REMIC Series 2020-45, Class EI
2,583,951	5.000		07/25/50	485,414
FNMA REMIC Series 2020-60, Class KI
7,894,714	2.000		09/25/50	938,722
FNMA REMIC Series 2020-60, Class NI
3,114,184	4.000		09/25/50	546,951

136	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Interest Only(g) – (continued)
GNMA REMIC Series 2010-35, Class DS(b)(-1x 1M USD LIBOR + 5.680%)
$5,064,825	5.569%	03/20/40	$874,013
GNMA REMIC Series 2010-85, Class SN(b) (-1x1M USD LIBOR + 5.940%)
7,192,603	5.829	07/20/40	1,463,331
GNMA REMIC Series 2013-103, Class DS(b)(-1x 1M USD LIBOR + 6.150%)
6,226,047	6.039	07/20/43	1,225,512
GNMA REMIC Series 2013-117, Class PS(b) (-1x1M USD LIBOR + 6.150%)
8,227,878	6.039	04/20/43	1,305,546
GNMA REMIC Series 2013-134, Class DS(b)(-1x 1M USD LIBOR + 6.100%)
54,866	5.989	09/20/43	10,607
GNMA REMIC Series 2013-152, Class TS(b)(-1x 1M USD LIBOR + 6.100%)
152,037	5.989	06/20/43	29,018
GNMA REMIC Series 2014-11, Class NI
3,633,402	4.500	12/16/42	287,408
GNMA REMIC Series 2014-132, Class SL(b)(-1x 1M USD LIBOR + 6.100%)
9,557,491	5.989	10/20/43	1,286,063
GNMA REMIC Series 2014-133, Class BS(b)(-1x 1M USD LIBOR + 5.600%)
5,508,203	5.489	09/20/44	937,558
GNMA REMIC Series 2014-180, Class PI
5,379,828	4.000	08/20/44	734,500
GNMA REMIC Series 2015-111, Class SM(b) (-1x1M USD LIBOR + 6.200%)
6,632,737	6.089	08/20/45	1,216,100
GNMA REMIC Series 2015-126, Class LS(b) (-1x1M USD LIBOR + 6.200%)
4,276,307	6.089	09/20/45	784,053
GNMA REMIC Series 2015-129, Class IC
1,917,174	4.500	09/16/45	344,373
GNMA REMIC Series 2015-133, Class SA(b) (-1x1M USD LIBOR + 5.700%)
2,352,068	5.589	09/20/45	393,531
GNMA REMIC Series 2015-133, Class SB(b) (-1x1M USD LIBOR + 5.700%)
3,245,381	5.589	09/20/45	532,650
GNMA REMIC Series 2015-144, Class QS(b)(-1x 1M USD LIBOR + 5.700%)
7,576,049	5.589	10/20/45	1,235,226
GNMA REMIC Series 2015-168, Class SD(b)(-1x 1M USD LIBOR + 6.200%)
12,612,744	6.089	11/20/45	2,484,510
GNMA REMIC Series 2015-95, Class GI
20,638,013	4.500	07/16/45	3,980,872
GNMA REMIC Series 2016-6, Class S(b) (-1x1M USD LIBOR + 5.650%)
9,232,024	5.539	01/20/46	1,613,522
GNMA REMIC Series 2017-112, Class SJ(b)(-1x 1M USD LIBOR + 5.660%)
2,116,017	5.549	07/20/47	327,757

Mortgage-Backed Obligations – (continued)
Interest Only(g) – (continued)
GNMA REMIC Series 2018-105, Class SC(b)(-1x 1M USD LIBOR + 6.200%)
1,792,601	6.089	08/20/48	289,453
GNMA REMIC Series 2018-122, Class HS(b)(-1x 1M USD LIBOR + 6.200%)
1,513,513	6.089	09/20/48	270,801
GNMA REMIC Series 2018-124, Class SN(b)(-1x 1M USD LIBOR + 6.200%)
2,812,625	6.089	09/20/48	491,008
GNMA REMIC Series 2018-139, Class SQ(b)(-1x 1M USD LIBOR + 6.150%)
2,472,551	6.039	10/20/48	397,056
GNMA REMIC Series 2018-147, Class SA(b)(-1x 1M USD LIBOR + 6.200%)
1,998,071	6.089	10/20/48	338,423
GNMA REMIC Series 2018-67, Class PS(b)(-1x 1M USD LIBOR + 6.200%)
3,852,746	6.089	05/20/48	641,874
GNMA REMIC Series 2018-7, Class DS(b) (-1x1M USD LIBOR + 5.700%)
2,324,479	5.589	01/20/48	377,529
GNMA REMIC Series 2018-79, Class SD(b)(-1x 1M USD LIBOR + 6.200%)
1,011,944	6.089	06/20/48	167,271
GNMA REMIC Series 2019-1, Class SN(b)(-1x 1M USD LIBOR + 6.050%)
2,528,213	5.939	01/20/49	405,072
GNMA REMIC Series 2019-151, Class NI
6,682,491	3.500	10/20/49	682,699
GNMA REMIC Series 2019-4, Class SJ(b)(-1x 1M USD LIBOR + 6.050%)
4,381,623	5.939	01/20/49	716,884
GNMA REMIC Series 2019-6, Class SA(b)(-1x 1M USD LIBOR + 6.050%)
823,400	5.939	01/20/49	138,234
GNMA REMIC Series 2019-69, Class S(b)(-1x 1M USD LIBOR + 3.270%)
2,267,461	3.159	06/20/49	166,358
GNMA REMIC Series 2019-78, Class SE(b)(-1x 1M USD LIBOR + 6.100%)
1,674,015	5.989	06/20/49	261,185
GNMA REMIC Series 2019-97, Class SC(b)(-1x 1M USD LIBOR + 6.100%)
2,069,645	5.989	08/20/49	335,445
GNMA REMIC Series 2020-11, Class SN(b)(-1x 1M USD LIBOR + 6.050%)
2,136,740	5.939	01/20/50	377,313
GNMA REMIC Series 2020-146, Class IM
1,771,317	2.500	10/20/50	238,068
GNMA REMIC Series 2020-146, Class KI
13,711,204	2.500	10/20/50	1,702,637
GNMA REMIC Series 2020-151, Class MI
5,702,529	2.500	10/20/50	769,922
GNMA REMIC Series 2020-173, Class AI
6,500,563	2.500	11/20/50	675,432

The accompanying notes are an integral part of these financial statements.	137

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Interest Only(g) – (continued)
GNMA REMIC Series 2020-21, Class SA(b)(-1x 1M USD LIBOR + 6.050%)
$5,796,113	5.939%	02/20/50	$1,038,048
GNMA REMIC Series 2020-51, Class ID
2,887,922	3.500	04/20/50	357,422
GNMA REMIC Series 2020-55, Class IO
562,817	3.500	04/20/50	77,632
GNMA REMIC Series 2020-61, Class SF(b)(-1x 1M USD LIBOR + 6.440%)
8,394,560	6.329	07/20/43	1,673,152
GNMA REMIC Series 2020-7, Class GI
372,255	4.000	01/20/50	46,393
GNMA REMIC Series 2020-78, Class DI
12,764,785	4.000	06/20/50	1,821,397
GNMA REMIC Series 2020-78, Class SD(b)(-1x 1M USD LIBOR + 6.150%)
12,360,854	6.039	06/20/50	2,009,138
GNMA REMIC Series 2020-79, Class AI
2,181,819	4.000	06/20/50	285,707

			51,618,677

Regular Floater(b) – 0.4%
FHLMC REMIC Series 3231, Class FB (1M USD LIBOR + 0.350%)
261,306	0.456	10/15/36	263,350
FHLMC REMIC Series 3314, Class FC (1M USD LIBOR + 0.400%)
150,577	0.506	12/15/36	151,643
FHLMC REMIC Series 3371, Class FA (1M USD LIBOR + 0.600%)
242,176	0.706	09/15/37	245,732
FHLMC REMIC Series 3545, Class FA (1M USD LIBOR + 0.850%)
120,524	0.956	06/15/39	122,835
FHLMC REMIC Series 3827, Class KF (1M USD LIBOR + 0.370%)
372,523	0.476	03/15/41	375,033
FNMA REMIC Series 2006-45, Class TF (1M USD LIBOR + 0.400%)
477,902	0.509	06/25/36	481,965
FNMA REMIC Series 2006-76, Class QF (1M USD LIBOR + 0.400%)
551,451	0.509	08/25/36	555,332
FNMA REMIC Series 2006-79, Class PF (1M USD LIBOR + 0.400%)
551,728	0.509	08/25/36	555,696
FNMA REMIC Series 2007-33, Class HF (1M USD LIBOR + 0.350%)
674,881	0.459	04/25/37	677,376
FNMA REMIC Series 2007-75, Class VF (1M USD LIBOR + 0.450%)
193,430	0.559	08/25/37	195,592
FNMA REMIC Series 2009-84, Class WF (1M USD LIBOR + 1.100%)
67,545	1.209	10/25/39	69,123

			3,693,677

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – 0.5%
Residential Accredit Loans, Inc. Series 2006-QS2, Class 1A9
311,719	5.500	02/25/36	294,185
Residential Accredit Loans, Inc. Series 2006-QS6, Class 1A13
506,265	6.000	06/25/36	479,833
Residential Accredit Loans, Inc. Series 2006-QS9, Class 1A11
941,759	6.500	07/25/36	866,436
Residential Asset Securitization Trust Series 2006-A8, Class 1A1
781,577	6.000	08/25/36	647,135
Residential Funding Mortgage Securities I Series 2007-S9, Class 1A1
2,555,147	6.000	10/25/37	1,899,937

			4,187,526

Sequential Floating Rate(b) – 7.3%
Banc of America Funding Trust Series 2006-H, Class 6A1 (1M USD LIBOR + 0.380%)
7,397,217	0.491	10/20/36	6,408,834
Banc of America Funding Trust Series 2007-2, Class 2A1
27,054	3.540	03/25/37	27,586
Connecticut Avenue Securities Trust Series 2019-R02, Class 1M2(c) (1M USD LIBOR + 2.300%)
2,068,412	2.409	08/25/31	2,069,772
Connecticut Avenue Securities Trust Series 2019-R03, Class 1M2(c) (1M USD LIBOR + 2.150%)
175,654	2.259	09/25/31	176,047
Countrywide Alternative Loan Trust Series 2005-26CB, Class A1 (1M USD LIBOR + 0.500%)
377,210	0.609	07/25/35	271,663
Countrywide Alternative Loan Trust Series 2005-64CB, Class 1A12 (1M USD LIBOR + 0.800%)
473,922	0.909	12/25/35	393,457
Countrywide Alternative Loan Trust Series 2006-0C8, Class 2A2B (1M USD LIBOR + 0.340%)
60,411	0.449	11/25/36	75,106
Countrywide Alternative Loan Trust Series 2007-16CB, Class 4A3 (1M USD LIBOR + 0.500%)
2,543,009	0.609	08/25/37	1,931,955
FHLMC STACR REMIC Trust Series 2019-DNA3, Class B1(c) (1M USD LIBOR + 3.250%)
1,335,000	3.359	07/25/49	1,330,714
FHLMC STACR Remic Trust Series 2020-DNA1, Class M2(c) (1M USD LIBOR + 1.700%)
3,696,910	1.809	01/25/50	3,680,319
FHLMC STACR REMIC Trust Series 2020-DNA2, Class B1(c) (1M USD LIBOR + 2.500%)
495,000	2.609	02/25/50	480,080
FHLMC STACR REMIC Trust Series 2020-DNA2, Class M2(c) (1M USD LIBOR + 1.850%)
1,635,000	1.959	02/25/50	1,627,400
FHLMC STACR REMIC Trust Series 2020-DNA3, Class M2(c) (1M USD LIBOR + 3.000%)
350,128	3.109	06/25/50	351,305
FHLMC STACR REMIC Trust Series 2020-DNA3, Class B1(c) (1M USD LIBOR + 5.100%)
1,570,000	5.209	06/25/50	1,616,019
FHLMC STACR REMIC Trust Series 2020-DNA4, Class B1(c) (1M USD LIBOR + 6.000%)
1,516,000	6.109	08/25/50	1,592,185

138	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(b) – (continued)
	FHLMC STACR REMIC Trust Series 2020-DNA4, Class M2(c) (1M USD LIBOR + 3.750%)
	$655,000	3.859%	08/25/50	$659,795
	FHLMC STACR REMIC Trust Series 2020-DNA5, Class B1(c)(SOFR30A + 4.800%)
	1,521,000	4.817	10/25/50	1,579,539
	FHLMC STACR REMIC Trust Series 2020-DNA6, Class B1(c)(SOFR30A + 3.000%)
	460,000	3.017	12/25/50	452,685
	FHLMC STACR REMIC Trust Series 2020-DNA6, Class B2(c)(SOFR30A + 5.650%)
	600,000	5.667	12/25/50	576,126
	FHLMC STACR REMIC Trust Series 2020-HQA2, Class B1(c) (1M USD LIBOR + 4.100%)
	3,640,000	4.209	03/25/50	3,682,896
	FHLMC STACR REMIC Trust Series 2020-HQA4, Class M2(c) (1M USD LIBOR + 3.150%)
	335,000	3.259	09/25/50	337,449
	FHLMC STACR REMIC Trust Series 2021-DNA1, Class B2(c)(SOFR30A + 4.750%)
	412,000	4.767	01/25/51	370,857
	FHLMC STACR REMIC Trust Series 2021-HQA1, Class B2(c)(SOFR30A + 5.000%)
	540,000	5.017	08/25/33	501,897
	FHLMC STACR Series 2019-HQA3, Class B1(c) (1M USD LIBOR + 3.000%)
	1,350,000	3.109	09/25/49	1,324,781
	FHLMC Structured Agency Credit Risk Debt Notes Series 2015-DNA2, Class M3 (1M USD LIBOR + 3.900%)
	399,436	4.009	12/25/27	405,723
	FHLMC Structured Agency Credit Risk Debt Notes Series 2015-DNA3, Class M3 (1M USD LIBOR + 4.700%)
	1,283,037	4.809	04/25/28	1,328,755
	FHLMC Structured Agency Credit Risk Debt Notes Series 2016-DNA1, Class M3 (1M USD LIBOR + 5.550%)
	1,935,096	5.659	07/25/28	2,031,179
	FHLMC Structured Agency Credit Risk Debt Notes Series 2016-DNA2, Class M3 (1M USD LIBOR + 4.650%)
	1,746,113	4.759	10/25/28	1,823,303
	FHLMC Structured Agency Credit Risk Debt Notes Series 2020-HQA5, Class B1(c)(SOFR30A + 4.000%)
	341,000	4.017	11/25/50	350,194
	FHLMC Structured Agency Credit Risk Debt Notes Trust Series 2016-DNA3, Class M3 (1M USD LIBOR + 5.000%)
	276,693	5.109	12/25/28	290,716
	FNMA Connecticut Avenue Securitie Series 2013-C01, Class M2 (1M USD LIBOR + 5.250%)
	186,283	5.359	10/25/23	191,818
	FNMA Connecticut Avenue Securitie Series 2014-C01, Class M2 (1M USD LIBOR + 4.400%)
	979,005	4.509	01/25/24	1,002,155

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(b) – (continued)
	FNMA Connecticut Avenue Securitie Series 2018-C01, Class 1B1 (1M USD LIBOR + 3.550%)
	2,335,000	3.659	07/25/30	2,338,372
	FNMA Connecticut Avenue Securities Series 2018-C01, Class 1M2 (1M USD LIBOR + 2.250%)
	2,050,181	2.359	07/25/30	2,050,179
	FNMA Connecticut Avenue Securities Series 2016-C01, Class 1M2 (1M USD LIBOR + 6.750%)
	1,452,888	6.859	08/25/28	1,540,978
	FNMA Connecticut Avenue Securities Series 2016-C03, Class 1M2 (1M USD LIBOR + 5.300%)
	2,117,698	5.409	10/25/28	2,226,213
	Indymac Index Mortgage Loan Trust Series 2005-AR10, Class A1 (1M USD LIBOR + 0.520%)
	2,437,100	0.629	06/25/35	2,211,964
	Lehman XS Trust Series 2007-5H, Class 3A4
	3,172,685	2.582	05/25/37	2,997,009
	London Wall Mortgage Capital PLC Series 2017-FL1, Class A (3M GBP LIBOR + 0.850%)
GBP	4,088,417	0.902	11/15/49	5,642,747
	Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 1A1(12M MTA + 0.800%)
	$1,237,185	1.059	12/25/46	960,062
	Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A(12M MTA + 0.850%)
	219,543	1.109	12/25/46	190,879
	Master Adjustable Rate Mortgages Trust Series 2007-3, Class 12A1 (1M USD LIBOR + 0.200%)
	922,184	0.309	05/25/47	1,000,776
	Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2006-AR4, Class A4A (1M USD LIBOR + 0.480%)
	1,000,472	0.589	12/25/36	935,116
	Residential Accredit Loans, Inc. Series 2005-QO5, Class A1(12M MTA + 1.000%)
	2,423,627	1.259	01/25/46	2,271,786
	Residential Accredit Loans, Inc. Series 2006-QO1, Class 3A1 (1M USD LIBOR + 0.540%)
	1,506,100	0.649	02/25/46	993,947
	Residential Accredit Loans, Inc. Series 2006-QO7, Class 1A1(12M MTA + 0.800%)
	2,833,365	1.059	09/25/46	2,564,033
	Residential Accredit Loans, Inc. Series 2006-QO7, Class 3A2 (1M USD LIBOR + 0.410%)
	114,006	0.519	09/25/46	111,614

				66,977,985

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$126,477,865

Commercial Mortgage-Backed Securities – 2.1%
Sequential Fixed Rate – 1.7%
	Banc of America Commercial Mortgage Trust Series 2016-UBS10, Class D(c)
	$1,100,000	3.000%	07/15/49	$965,479
	BANK 2018-BNK10 Series 2018-BN10, Class D(c)
	500,000	2.600	02/15/61	428,762

The accompanying notes are an integral part of these financial statements.	139

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)
BANK Series 2018-BK15, Class D(c)
$780,000	3.000%	11/15/61		$667,465
BANK Series 2018-BN13, Class D(c)
750,000	3.000	08/15/61		610,738
BANK Series 2018-BNK14, Class D(c)
500,000	3.000	09/15/60		450,046
Benchmark Mortgage Trust Series 2019-B13, Class D(c)
750,000	2.500	08/15/57		653,750
Cantor Commercial Real Estate Lending Series 2019-CF2, Class E(c)
1,200,000	2.500	11/15/52		929,577
Citigroup Commercial Mortgage Trust Series 2017-P8, Class D(c)
1,000,000	3.000	09/15/50		842,491
COMM 2017-COR2 Mortgage Trust Series 2017-COR2, Class D(c)
800,000	3.000	09/10/50		725,713
COMM 2017-COR2 Mortgage Trust Series 2019-GC44, Class D(c)
300,000	2.500	08/15/57		268,490
CSAIL 2020-C19 Commercial Mortgage Trust Series 2020-C19, Class E(c)
878,000	2.500	03/15/53		747,569
CSMC Trust Series 2014-USA, Class E(c)
3,550,000	4.373	09/15/37		2,872,306
JPMBD Commercial Mortgage Series 2017-C7, Class D(c)
660,000	3.000	10/15/50		586,047
Morgan Stanley Capital I Trust Series 2018-L1, Class D(c)
900,000	3.000	10/15/51		781,026
Wells Fargo Commercial Mortgage Trust Series 2017-RB1, Class D(c)
500,000	3.401	03/15/50		468,423
Wells Fargo Commercial Mortgage Trust Series 2017-RC1, Class D(c)
756,000	3.250	01/15/60		677,861
Wells Fargo Commercial Mortgage Trust Series 2020-C55, Class D(c)
800,000	2.500	02/15/53		681,171
WF-RBS Commercial Mortgage Trust Series 2012-C6, Class B
2,500,000	4.697	04/15/45		2,564,302

				15,921,216

Sequential Floating Rate(b) – 0.4%
Barclays Commercial Mortgage Trust Series 2017-C1 Class D(c)
550,000	3.494	02/15/50		505,126
Citigroup Commercial Mortgage Trust Series 2016-GC36, Class C
400,000	4.755	02/10/49		410,778
CSAIL 2018-C14 Commercial Mortgage Trust Series 2018-C14, Class D(c)
650,000	4.890	11/15/51		664,223
DBJPM 16-C1 Mortgage Trust Series 2016-C1, Class D(c)
1,000,000	3.346	05/10/49		735,661
DBJPM 17-C6 Mortgage Trust Series 2017-C6, Class D(c)
1,100,000	3.230	06/10/50		1,002,412

				3,318,200

TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES				$19,239,416

Mortgage-Backed Obligations – (continued)
Federal Agencies – 24.2%
FHLMC – 0.1%
13,734	5.000	01/01/33		15,583
346	5.000	03/01/33		392
6,262	5.000	04/01/33		7,104
633	5.000	05/01/33		718
2,461	5.000	06/01/33		2,792
18,718	5.000	07/01/33		21,231
27,274	5.000	08/01/33		30,929
3,218	5.000	09/01/33		3,645
5,961	5.000	10/01/33		6,761
13,384	5.000	11/01/33		15,180
6,453	5.000	12/01/33		7,320
5,683	5.000	01/01/34		6,446
18,716	5.000	02/01/34		21,255
7,616	5.000	03/01/34		8,684
17,575	5.000	04/01/34		20,062
21,056	5.000	05/01/34		23,895
307,018	5.000	06/01/34		348,468
6,171	5.000	11/01/34		7,044
75,716	5.000	04/01/35		85,881
2,216	5.000	11/01/35		2,513

				635,903

GNMA – 15.7%
23,382,056	4.500	12/20/48		25,310,954
9,650,990	5.000	12/20/48		10,534,769
19,063,447	4.500	01/20/49		20,621,190
33,000,000	2.000	TBA-30yr	(h)	33,275,673
13,000,000	4.500	TBA-30yr	(h)	14,062,235
39,000,000	2.500	TBA-30yr	(h)	40,148,850

				143,953,671

UMBS – 2.2%
1,824	5.000	09/01/22		1,828
833	5.000	04/01/23		919
3,298	5.500	05/01/25		3,338
26,921	4.500	08/01/37		30,428
5,912	4.500	04/01/39		6,574
9,456	4.000	08/01/39		10,422
4,483	4.000	09/01/39		4,941
34,044	4.500	10/01/39		37,840
3,857	4.500	05/01/41		4,337
15,737	4.500	06/01/41		17,694
11,786	4.500	08/01/41		13,307
5,309	4.500	10/01/41		5,968
1,675	4.500	11/01/42		1,888
23,855	4.500	12/01/43		26,784
51,472	5.000	07/01/48		57,028
411,038	5.000	08/01/48		455,401
1,551,048	5.000	10/01/48		1,716,245
4,435,073	5.000	04/01/49		4,904,046
9,999,209	5.000	05/01/49		11,050,754
1,456,311	5.000	06/01/49		1,610,760
655,655	5.000	04/01/50		725,805

				20,686,307

140	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
UMBS, 30 Year, Single Family(h) – 6.2%
	$16,000,000	5.000%	TBA-30yr	$17,723,272
	36,000,000	4.500	TBA-30yr	39,200,620

				56,923,892

	TOTAL FEDERAL AGENCIES			$222,199,773

	TOTAL MORTGAGE-BACKED OBLIGATIONS
	(Cost $357,061,523)			$367,917,054

Asset-Backed Securities(b) – 11.4%
Collateralized Loan Obligations(c) – 8.8%
	Apidos CLO XXIII Series 2015-23A, Class AR (3M USD LIBOR + 1.220%)
	$4,800,000	1.461%	04/15/33	$4,816,594
	Barings CLO Ltd. IV Series 2020-4A, Class D1 (3M USD LIBOR + 3.700%)
	1,000,000	3.924	01/20/32	1,006,048
	Cathedral Lake VII Ltd. Series 2021-7RA, Class C (3M USD LIBOR + 2.570%)
	750,000	2.762	01/15/32	734,322
	Cathedral Lake VII Ltd. Series 2021-7RA, Class D (3M USD LIBOR + 4.280%)
	1,625,000	4.472	01/15/32	1,581,149
	Crown City CLO I Series 2020-1A, Class B (3M USD LIBOR + 3.030%)
	1,800,000	3.254	07/20/30	1,798,110
	Elmwood CLO IV Ltd. Series 2020-1A, Class A (3M USD LIBOR + 1.240%)
	9,000,000	1.481	04/15/33	9,035,838
	HalseyPoint CLO 2 Ltd. Series 2020-2A, Class A1 (3M USD LIBOR + 1.860%)
	5,800,000	2.084	07/20/31	5,832,062
	HalseyPoint CLO 2 Ltd. Series 2020-2A, Class B (3M USD LIBOR + 2.950%)
	5,400,000	3.174	07/20/31	5,450,312
	HalseyPoint CLO I Ltd. Series 2019-1A, Class A1A1 (3M USD LIBOR + 1.350%)
	25,900,000	1.574	01/20/33	25,942,062
	MarblePoint CLO XIX Ltd. Series 2020-3A, Class D (3M USD LIBOR + 3.900%)
	1,000,000	3.921	01/19/34	1,001,678
	MidOcean Credit CLO VI Series 2016-6A, Class D1R (3M USD LIBOR + 3.520%)
	1,400,000	4.050	04/20/33	1,378,856
	Mill City Mortgage Loan Trust Series 2017-2, Class A3
	957,292	2.947	07/25/59	991,827
	Octagon Investment Partners XIV Ltd. Series 2012-1A, Class CRR (3M USD LIBOR + 3.900%)
	1,600,000	4.010	07/15/29	1,600,045
	Orec Ltd. Series 2018-CRE1, Class A (1M USD LIBOR + 1.180%)
	3,947,000	1.286	06/15/36	3,951,406
	THL Credit Wind River CLO Ltd. Series 2017-1A, Class DR (3M USD LIBOR + 3.720%)
	1,400,000	4.050	04/18/36	1,385,853

Asset-Backed Securities(b) – (continued)
Collateralized Loan Obligations(c) – (continued)
	Tralee CLO VII Ltd. Series 2021-7A, Class D (3M USD LIBOR + 3.180%)
	$2,150,000	3.418%	04/25/34	$2,111,919
	Venture CDO Ltd. Series 2020-39A, Class A1 (3M USD LIBOR + 1.280%)
	6,200,000	1.521	04/15/33	6,218,166
	Voya CLO Ltd. Series 2019-1A, Class AR (3M USD LIBOR + 1.060%)
	3,900,000	1.301	04/15/31	3,900,854
	Zais CLO Ltd. Series 2020-15A, Class A1 (3M USD LIBOR + 2.555%)
	2,225,000	2.774	07/28/30	2,235,633

				80,972,734

Home Equity – 0.3%
	Lehman XS Trust Series 2007-3, Class 1BA2(6M USD LIBOR + 0.500%)
	131,973	0.701	03/25/37	128,845
	Morgan Stanley Mortgage Loan Trust Series 2006-16AX, Class 1A (1M USD LIBOR + 0.170%)
	752,926	0.279	11/25/36	213,365
	Structured Asset Securities Corp. Mortgage Loan Trust Series 2007-EQ1, Class A1 (1M USD LIBOR + 0.215%)
	3,058,788	0.324	03/25/37	2,460,714

				2,802,924

Student Loan – 2.3%
	SLM Student Loan Trust Series 2008-2, Class A3 (3M USD LIBOR + 0.750%)
	9,851,083	0.968	04/25/23	9,829,282
	SLM Student Loan Trust Series 2008-3, Class A3 (3M USD LIBOR + 1.000%)
	10,610,118	1.218	10/25/21	10,642,174

				20,471,456

	TOTAL ASSET-BACKED SECURITIES
	(Cost $103,225,139)			$104,247,114

Foreign Debt Obligations – 2.8%
Sovereign – 2.8%
	Dominican Republic
DOP	30,000,000	18.500%	02/04/28	$801,313
	$700,000	4.500 (c)	01/30/30	703,281
	2,110,000	5.875 (c)	01/30/60	2,011,753
	Republic of Colombia(d)
	250,000	3.875	02/15/61	223,438
	Republic of Colombia(d)
	630,000	3.125	04/15/31	616,613
	Republic of Egypt(c)
	2,790,000	4.550	11/20/23	2,852,775
	Republic of Indonesia
	560,000	3.050	03/12/51	553,700
	200,000	3.350	03/12/71	189,293
	Republic of Indonesia
	5,310,000	4.450	02/11/24	5,794,537

The accompanying notes are an integral part of these financial statements.	141

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount		Interest Rate		Maturity Date	Value

Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Republic of Peru(d)
	$10,000	2.780%		12/01/60	$8,241
	240,000	3.230	(i)	07/28/21	193,575
	Republic of Qatar(c)
	470,000	3.750		04/16/30	526,106
	480,000	4.400		04/16/50	556,800
	Republic of Romania
EUR	1,620,000	3.624	(c)	05/26/30	2,183,790
	$480,000	3.000	(c)	02/14/31	480,450
EUR	230,000	2.000	(c)	01/28/32	270,311
	200,000	3.375	(c)	01/28/50	244,948
	120,000	3.375		01/28/50	146,969
	$1,660,000	4.000	(c)	02/14/51	1,601,381
	Republic of Turkey
	300,000	5.950		01/15/31	271,500
	300,000	5.875		06/26/31	271,125
	Republic of Turkey
	700,000	5.250		03/13/30	621,687
	Ukraine Government Bond(c)
EUR	1,550,000	4.375		01/27/30	1,663,750
	$380,000	7.253		03/15/33	377,863
	United Mexican States(d)
	1,520,000	2.659		05/24/31	1,441,625
	1,640,000	3.771		05/24/61	1,444,737

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $25,500,252)				$26,051,561

Municipal Debt Obligations – 1.1%
Illinois – 1.1%
	Illinois State GO Bonds Build America Series 2010(d)
	$4,470,000	7.350%		07/01/35	$5,550,526
	Illinois State GO Bonds Taxable-Pension Series 2003
	4,280,000	5.100		06/01/33	4,818,694

	TOTAL MUNICIPAL DEBT OBLIGATIONS
	(Cost $9,150,551)				$10,369,220

U.S. Treasury Obligations(j) – 0.2%
	United States Treasury Bond
	$10,000	2.750%		11/15/47	$10,706
	United States Treasury Note
	1,270,000	2.750		02/28/25	1,374,478

	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $1,275,625)				$1,385,184

Shares	Description	Value

Exchange Traded Fund(k) – 2.4%
439,970	Goldman Sachs Access High Yield Corporate Bond ETF
(Cost $21,288,603)		$22,020,498

Shares	Dividend Rate	Value

Investment Company(k) – 13.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
118,992,801	0.036%	$118,992,801
(Cost $118,992,801)

TOTAL INVESTMENTS – 109.4%
(Cost $1,019,077,130)		$1,002,938,615

LIABILITIES IN EXCESS OF OTHER ASSETS – (9.4)%		(85,766,490)

NET ASSETS – 100.0%		$917,172,125

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on March 31, 2021. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2021.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(d)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(e)	Pay-in-kind securities.

(f)	Security is currently in default and/or non-income producing.

(g)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(h)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $144,410,650 which represents approximately 15.8% of the Fund’s net assets as of March 31, 2021.

(i)	Actual maturity date is July 28, 2121.

(j)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(k)	Represents an affiliated issuer.

142	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
DOP	—Dominican Peso
EUR	—Euro
GBP	—British Pound
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
CDO	—Collateralized Debt Obligation
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
ETF	—Exchange Traded Fund
EURO	—Euro Offered Rate
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
JIBAR	—Johannesburg Interbank Agreed Rate
JYOR	—Japanese Yen Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
MTA	—Monthly Treasury Average
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
PIK	—Payment in kind
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust
REMIC	—Real Estate Mortgage Investment Conduit
SOFR	—Secured Overnight Funding Rate
STIBOR	—Stockholm Interbank Offered Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2021, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
JPMorgan Securities, Inc.	BRL	2,087,343	USD	368,971	04/05/21	$1,754
	BRL	8,146,695	USD	1,406,166	05/04/21	38,172
	CAD	8,510,257	USD	6,749,673	06/01/21	22,733
	CAD	10,103,126	USD	7,995,980	06/16/21	44,244
	CHF	2,358,650	EUR	2,122,597	06/16/21	7,568
	CLP	2,340,036,001	USD	3,206,312	05/17/21	42,758
	CNH	6,118,707	USD	925,156	06/16/21	1,471
	COP	1,449,202,376	USD	387,435	04/27/21	8,192
	EUR	784,234	AUD	1,211,394	06/16/21	760
	EUR	2,284,209	CHF	2,523,662	06/16/21	7,306
	EUR	7,987,615	JPY	1,035,088,374	06/16/21	27,352
	EUR	795,685	USD	933,007	04/30/21	674
	GBP	844,326	CHF	1,081,951	06/16/21	17,097
	GBP	659,343	JPY	100,394,832	06/16/21	1,822
	GBP	2,566,758	USD	3,519,974	05/20/21	19,103
	GBP	632,052	USD	871,289	06/16/21	266
	IDR	85,948,234,880	USD	5,898,177	04/05/21	3,269
	IDR	5,932,513,846	USD	404,425	05/10/21	488
	INR	228,164,315	USD	3,090,411	04/27/21	12,682

The accompanying notes are an integral part of these financial statements.	143

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
JPMorgan Securities, Inc. (continued)	KRW	8,209,707,715	USD	7,255,276	04/05/21	$17,767
	KRW	10,248,610,866	USD	9,064,407	06/15/21	23,940
	MXN	58,873,000	USD	2,820,902	05/19/21	43,701
	MXN	239,097,982	USD	11,314,763	06/16/21	284,400
	NOK	21,641,364	USD	2,520,814	06/16/21	9,302
	SGD	5,411,885	USD	4,021,135	06/16/21	558
	USD	3,140,288	AUD	4,123,819	04/16/21	7,731
	USD	4,914,903	AUD	6,442,555	06/01/21	20,090
	USD	13,622,869	AUD	17,690,723	06/16/21	181,411
	USD	12,366,866	CHF	11,457,409	06/16/21	218,822
	USD	4,580,680	CNH	30,144,470	06/16/21	15,552
	USD	2,381,909	COP	8,549,604,394	04/27/21	47,896
	USD	18,623,106	EUR	15,385,381	04/09/21	577,307
	USD	11,759,481	EUR	9,976,667	04/30/21	52,562
	USD	15,241,249	EUR	12,767,057	06/16/21	244,738
	USD	6,382,081	GBP	4,585,869	05/20/21	59,027
	USD	7,841,822	GBP	5,641,823	06/16/21	62,146
	USD	5,940,392	IDR	85,948,234,880	04/05/21	38,946
	USD	2,726,711	IDR	40,164,727,500	07/01/21	4,403
	USD	1,376,783	ILS	4,570,281	04/22/21	9,474
	USD	8,306,429	JPY	902,086,277	06/16/21	153,399
	USD	6,594,491	KRW	7,173,719,470	04/05/21	239,237
	USD	18,873,811	NOK	160,115,141	06/16/21	154,566
	USD	15,797,967	NZD	22,110,850	06/16/21	358,666
	USD	5,629,152	PLN	21,738,000	06/02/21	126,935
	USD	416,128	RUB	31,052,882	05/19/21	7,677
	USD	578,842	SEK	5,010,717	05/19/21	4,842
	USD	50,269,319	SEK	427,167,524	06/16/21	1,322,475
	USD	6,046,507	SGD	8,117,964	04/06/21	11,937
	USD	11,536,602	SGD	15,509,970	05/05/21	8,839
	USD	369,039	TRY	3,051,735	04/29/21	7,604
	USD	442,647	TRY	3,725,760	06/16/21	14,397
	USD	1,744,511	TWD	48,638,579	04/08/21	34,073
	USD	2,740,198	TWD	77,465,395	04/12/21	15,003
	USD	2,742,998	TWD	77,544,563	04/19/21	13,220
	USD	1,101,446	ZAR	16,418,561	06/17/21	547
	ZAR	29,090,010	USD	1,906,300	05/25/21	49,696
	ZAR	58,680,620	USD	3,837,982	06/17/21	96,672

TOTAL						$4,797,269

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
JPMorgan Securities, Inc.	AUD	23,890,737	USD	18,413,571	06/01/21	$(262,280)
	AUD	6,018,642	USD	4,642,531	06/16/21	(69,550)
	BRL	6,059,352	USD	1,098,661	04/05/21	(22,484)
	CAD	6,552,118	USD	5,252,493	06/16/21	(38,215)
	CHF	1,751,948	EUR	1,583,918	06/16/21	(2,958)
	CHF	5,231,461	USD	5,646,943	06/16/21	(100,138)
	CLP	358,006,692	USD	497,785	05/17/21	(703)
	CNH	55,308,884	USD	8,432,242	06/16/21	(56,173)
	COP	15,701,370,777	USD	4,361,856	04/27/21	(75,435)

144	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
JPMorgan Securities, Inc. (continued)	EUR	784,260	CAD	1,163,700	06/16/21	$(4,879)
	EUR	1,411,830	CHF	1,567,724	06/16/21	(3,853)
	EUR	828,563	GBP	711,773	06/16/21	(8,234)
	EUR	1,049,005	NOK	10,765,461	06/16/21	(26,414)
	EUR	1,505,000	SEK	15,436,635	06/16/21	(991)
	EUR	6,570,026	USD	7,760,961	04/09/21	(54,855)
	EUR	1,580,385	USD	1,859,934	04/30/21	(5,462)
	EUR	24,397,846	USD	29,142,141	06/16/21	(483,817)
	GBP	1,483,591	USD	2,061,338	06/16/21	(15,570)
	IDR	85,948,234,881	USD	5,946,048	04/05/21	(44,601)
	IDR	22,078,698,894	USD	1,527,901	04/12/21	(14,674)
	IDR	45,783,507,380	USD	3,142,961	05/03/21	(14,903)
	IDR	19,252,778,287	USD	1,353,520	05/10/21	(39,458)
	JPY	3,177,706,838	USD	29,218,862	06/16/21	(498,834)
	MXN	17,695,001	USD	860,294	06/16/21	(1,871)
	NOK	15,738,994	EUR	1,570,333	06/16/21	(4,490)
	NOK	40,755,149	USD	4,794,810	06/16/21	(30,080)
	NZD	6,224,052	USD	4,463,956	06/16/21	(117,900)
	PLN	22,657,000	USD	5,867,131	06/02/21	(132,301)
	RUB	202,443,360	USD	2,723,685	05/19/21	(60,868)
	RUB	80,046,305	USD	1,036,869	10/01/21	(2,711)
	SEK	8,052,650	NOK	7,928,568	06/16/21	(4,228)
	SEK	24,351,582	USD	2,848,431	06/16/21	(58,114)
	SGD	8,117,963	USD	6,039,590	04/06/21	(5,019)
	TRY	36,503,008	USD	4,646,630	06/16/21	(450,867)
	TWD	151,815,828	USD	5,486,152	04/08/21	(147,354)
	TWD	25,728,905	USD	911,629	04/12/21	(6,498)
	TWD	206,831,291	USD	7,433,262	04/19/21	(152,243)
	USD	14,197,197	AUD	18,687,284	06/01/21	(704)
	USD	1,408,123	BRL	8,146,695	04/05/21	(38,780)
	USD	7,215,549	CAD	9,097,989	06/01/21	(24,569)
	USD	27,759,642	CAD	35,106,760	06/16/21	(178,862)
	USD	2,016,913	CLP	1,477,745,027	05/17/21	(34,892)
	USD	1,405,000	COP	5,198,429,750	04/27/21	(14,153)
	USD	5,898,177	IDR	85,948,234,881	04/05/21	(3,269)
	USD	364,050	IDR	5,329,696,392	04/12/21	(1,236)
	USD	176,059	IDR	2,581,903,701	05/10/21	(164)
	USD	1,887,222	INR	139,729,886	04/27/21	(13,140)
	USD	913,924	KRW	1,035,988,245	04/05/21	(3,866)
	USD	7,255,725	KRW	8,209,707,715	06/15/21	(24,547)
	USD	2,776,960	MXN	58,012,083	05/19/21	(45,752)
	USD	9,133,407	MXN	193,477,029	06/16/21	(252,582)
	USD	1,102,305	NOK	9,526,985	05/21/21	(11,530)
	USD	872,136	NZD	1,254,459	06/10/21	(3,827)
	USD	1,817,842	NZD	2,607,162	06/16/21	(2,655)
	USD	625,641	TRY	5,522,846	05/24/21	(18,530)
	USD	3,527,614	TRY	31,372,504	06/16/21	(78,435)
	USD	3,689,205	TWD	105,393,661	04/08/21	(17,099)
	USD	1,689,540	TWD	48,084,311	05/03/21	(5,435)
	USD	1,857,079	TWD	52,666,766	05/07/21	(191)
	USD	927,308	ZAR	14,080,572	05/25/21	(19,461)
	USD	2,026,909	ZAR	30,861,349	06/17/21	(42,405)
	ZAR	21,829,187	USD	1,471,294	06/17/21	(7,602)

TOTAL						$(3,862,711)

The accompanying notes are an integral part of these financial statements.	145

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
10 Year U.S. Treasury Notes	1,837	06/21/21	$240,532,187	$(3,099,050)
Short position contracts:
Australian 10 Year Government Bonds	(45)	06/15/21	(4,720,714)	(8,656)
Ultra Long U.S. Treasury Bonds	(38)	06/21/21	(6,886,312)	37,167
Ultra 10 Year U.S. Treasury Notes	(243)	06/21/21	(34,916,062)	1,214,462
20 Year U.S. Treasury Bonds	(113)	06/21/21	(17,469,094)	468,552
5 Year U.S. Treasury Notes	(1,499)	06/30/21	(184,974,259)	961,432
2 Year U.S. Treasury Notes	(1,028)	06/30/21	(226,906,906)	137,068

Total				$2,810,025

TOTAL FUTURES CONTRACTS				$(289,025)

SWAP CONTRACTS — At March 31, 2021, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
0.250%(a)	3M WIBOR(b)	12/16/21	PLN	161,390	(c)	$(29,364)	$(5,736)	$(23,628)
1M BID Avg(a)	3.390%(a)	01/03/22	BRL	91,130	(c)	(115,755)	—	(115,755)
1M BID Avg(a)	4.120(a)	01/03/22		37,900	(c)	93,791	131,534	(37,743)
1M BID Avg(a)	4.230(a)	01/02/23		29,505	(c)	(120,628)	(273,349)	152,721
5.800(a)	1M BID Avg(a)	01/02/23		67,660	(c)	79,856	70,158	9,698
3M AUDOR(b)	0.190(b)	02/22/23	AUD	536,160	(c)	(153,847)	(191,634)	37,787
6M CDOR(d)	0.804(d)	02/28/23	CAD	417,940	(c)	310,514	62,454	248,060
6M CDOR(d)	0.750(d)	03/01/23		820,710	(c)	251,457	(226,917)	478,374
0.275(d)	3M LIBOR(b)	03/03/23		$640,210	(c)	369,491	135,424	234,067
Mexico IB TIIE 28D(e)	4.700(e)	06/14/23	MXN	61,370	(c)	(1,373)	(61,931)	60,558
2.750(b)	3M CNY(b)	06/16/23	CNY	22,760	(c)	(8,701)	(1,152)	(7,549)
6M EURO(d)	(0.500)(f)	06/16/23	EUR	28,920	(c)	(8,818)	(23,977)	15,159
1.000(b)	3M KWCDC(b)	06/16/23	KRW	68,896,890	(c)	173,836	230,106	(56,270)
6M WIBOR(d)	0.345(f)	06/16/23	PLN	12,015	(c)	(15,169)	(13,174)	(1,995)
6M CDOR(d)	0.700(d)	11/18/23	CAD	110,910	(c)	(377,183)	(1,869,854)	1,492,671
1M BID Avg(a)	4.930(a)	01/02/24	BRL	20,510	(c)	(132,758)	(5,451)	(127,307)
3M AUDOR(b)	0.500(b)	01/25/24	AUD	270,430	(c)	(241,975)	397,626	(639,601)
3M AUDOR(b)	0.500(b)	02/24/24		89,140	(c)	68,469	220,700	(152,231)
6M CDOR(d)	0.750(d)	06/16/24	CAD	46,930	(c)	(310,057)	(247,736)	(62,321)
0.250(d)	3M LIBOR(b)	06/16/24		$40,800	(c)	421,400	311,085	110,315
(0.500)(f)	6M EURO(d)	06/16/24	EUR	7,250	(c)	16,772	20,092	(3,320)
1M LIBOR+0.090(b)	3M LIBOR(b)	07/25/24		$522,840	(c)	97,510	175,496	(77,986)
3M SOFR+0.241(b)	3M LIBOR(b)	11/10/24		310,230	(c)	12,285	294	11,991
6.320(a)	1M BID Avg(a)	01/02/25	BRL	83,870	(c)	580,890	(279,621)	860,511
6M WIBOR(d)	0.750(f)	12/16/25	PLN	32,430	(c)	(164,448)	(6,462)	(157,986)
1.550(d)	6M AUDOR(d)	02/23/26	AUD	84,150	(c)	127,491	63,532	63,959
1.598(d)	3M LIBOR(d)	03/11/26		$62,240	(c)	332,983	124,914	208,069
6M AUDOR(d)	0.500(d)	06/16/26	AUD	86,840	(c)	(1,606,918)	(1,490,605)	(116,313)
6M CDOR(d)	1.000(d)	06/16/26	CAD	19,160	(c)	(401,940)	(324,118)	(77,822)

146	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
(0.500)(f)	6M CHFOR(d)	06/16/26	CHF	14,620	(c)	$88,265	$86,865	$1,400
(0.250)(f)	6M EURO(d)	06/16/26	EUR	40,420	(c)	(97,076)	(90,063)	(7,013)
(0.500)(f)	12M EURO(f)	06/16/26		232,280	(c)	980,365	698,160	282,205
12M GBP(f)	0.000(f)	06/16/26	GBP	37,120	(c)	(1,265,337)	(1,385,285)	119,948
0.000(d)	6M JYOR(d)	06/16/26	JPY	5,374,340	(c)	50,932	44,235	6,697
Mexico IB TIIE 28D(e)	5.550(e)	06/10/26	MXN	33,690	(c)	(45,386)	16	(45,402)
6M NIBOR(d)	1.500(f)	06/16/26	NOK	769,770	(c)	(71,023)	(127,143)	56,120
3M NZDOR(b)	1.250(d)	06/16/26	NZD	39,960	(c)	66,357	(38,355)	104,712
3M STIBOR(b)	0.500(f)	06/16/26	SEK	968,420	(c)	773,764	729,881	43,883
3M LIBOR(b)	0.500(d)	06/16/26		$98,950	(c)	(3,090,384)	(2,293,060)	(797,324)
3M JIBAR(b)	6.250(b)	06/17/26	ZAR	56,455	(c)	8,451	(3,148)	11,599
6M AUDOR(d)	0.750(d)	06/16/28	AUD	41,230	(c)	(1,513,137)	(1,399,274)	(113,863)
1.000(d)	6M CDOR(d)	06/16/28	CAD	38,160	(c)	1,696,725	1,331,764	364,961
6M CHFOR(d)	(0.250)%(f)	06/16/28	CHF	56,190	(c)	(232,123)	(5,810)	(226,313)
(0.250)(f)	6M EURO(d)	06/16/28	EUR	1,080	(c)	10,831	8,502	2,329
(0.500)(f)	12M EURO(f)	06/16/28		49,300	(c)	907,393	825,892	81,501
1.250(f)	6M EURO(d)	12/19/28		2,630	(c)	(338,418)	(60,842)	(277,576)
6M EURO(d)	1.250(f)	12/19/28		2,630	(c)	(4,482)	—	(4,482)
6M AUDOR(d)	1.750(d)	03/19/30	AUD	36,750	(c)	(1,140,262)	(348,472)	(791,790)
0.250(d)	6M JYOR(d)	03/19/30	JPY	1,848,820	(c)	(22,629)	(159,622)	136,993
6M EURO(d)	0.050(f)	05/21/30	EUR	183,680	(c)	(2,921,193)	(1,006,274)	(1,914,919)
0.250(f)	6M EURO(d)	06/18/30		48,860	(c)	251,770	(4,844,473)	5,096,243
0.750(f)	3M STIBOR(b)	06/18/30	SEK	56,820	(c)	129,885	(111,934)	241,819
6M AUDOR(d)	1.240(d)	10/28/30	AUD	53,660	(c)	(2,856,346)	(2,801,183)	(55,163)
1.240(f)	6M NIBOR(d)	10/29/30	NOK	448,490	(c)	2,411,364	(2,984,856)	5,396,220
6M AUDOR(d)	1.710%(d)	01/21/31	AUD	114,820	(c)	(4,436,899)	(2,609,611)	(1,827,288)
0.500(d)	6M GBP(d)	01/26/31	GBP	72,190	(c)	4,426,942	2,176,399	2,250,543
6M AUDOR(d)	1.500(d)	02/02/31	AUD	17,980	(c)	(826,631)	(550,223)	(276,408)
1.000(d)	6M GBP(d)	02/10/31		53,310	(c)	1,530,721	546,167	984,554
1.500(d)	3M LIBOR(b)	02/02/31		$12,710	(c)	606,911	125,700	481,211
6M EURO(d)	0.500(f)	02/12/31	EUR	71,040	(c)	272,703	1,043,184	(770,481)
12M GBP(f)	0.900(f)	02/17/31	GBP	29,160	(c)	(501,840)	(91,586)	(410,254)
6M AUDOR(d)	2.500(d)	02/24/31	AUD	82,240	(c)	(1,026,790)	(603,280)	(423,510)
3M LIBOR(b)	2.209(d)	02/25/31		$47,550	(c)	(754,334)	(142,013)	(612,321)
3M LIBOR(b)	2.378(d)	03/09/31		89,160	(c)	(793,684)	(420,088)	(373,596)
12M GBP(d)	1.050%(d)	03/24/31	GBP	41,180	(c)	(323,276)	(193,451)	(129,825)
6.400%(e)	Mexico IB TIIE 28D(e)	06/04/31	MXN	268,685	(c)	516,789	38,348	478,441
6M AUDOR(d)	1.000(d)	06/16/31	AUD	28,220	(c)	(1,824,369)	(1,715,662)	(108,707)
6M CDOR(d)	1.250(d)	06/16/31	CAD	18,630	(c)	(1,233,256)	(1,136,692)	(96,564)
0.000(f)	6M EURO(d)	06/16/31	EUR	21,410	(c)	224,502	286,481	(61,979)
0.250(f)	12M GBP(f)	06/16/31	GBP	51,380	(c)	4,001,556	3,480,695	520,861
0.000(d)	6M JYOR(b)	06/16/31	JPY	7,064,680	(c)	1,065,108	1,043,634	21,474
0.500(b)	6M JYOR(d)	06/16/51		1,422,300	(c)	276,808	238,669	38,139
2.000(f)	6M NIBOR(d)	06/16/31	NOK	141,860	(c)	(169,244)	(250,880)	81,636
0.750(d)	3M LIBOR(b)	06/16/31		$65,890	(c)	6,681,060	6,141,034	540,026
1.100(f)	12M GBP(f)	02/17/36	GBP	33,620	(c)	365,866	63,304	302,562
2.431(d)	3M LIBOR(b)	02/25/36		$58,480	(c)	614,053	70,593	543,460
2.503(d)	3M LIBOR(b)	03/10/36		70,300	(c)	559,459	356,683	202,776
0.260(f)	6M EURO(d)	05/21/40	EUR	96,100	(c)	6,776,285	703,694	6,072,591
2.750(d)	6M AUDOR(d)	02/24/41	AUD	25,940	(c)	386,044	94,557	291,487
1.100(f)	12M GBP(f)	03/24/41	GBP	26,350	(c)	344,010	224,977	119,033

The accompanying notes are an integral part of these financial statements.	147

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
0.250(f)	6M EURO(d)	06/16/41	EUR	790	(c)	$41,843	$24,325	$17,518
3M LIBOR(b)	2.000(d)	02/10/51		$16,100	(c)	(1,090,015)	(856,870)	(233,145)
1.250(d)	6M GBP(d)	03/11/51	GBP	10,790	(c)	257,825	85,443	172,382
0.000(f)	6M EURO(d)	06/16/51	EUR	3,220	(c)	537,030	440,817	96,213
1.250(d)	3M LIBOR(b)	06/16/51		$4,280	(c)	961,761	755,633	206,128

TOTAL						$10,493,055	$(7,642,800)	$18,135,855

(a)	Payments made at maturity.
(b)	Payments made quarterly.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2021.
(d)	Payments made semi-annually.
(e)	Payments made monthly.
(f)	Payments made annually.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/ Index	Financing Rate Paid by the Fund	Credit Spread at March 31, 2021(a)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
People’s Republic of China, 7.500%, 10/28/27	(1.000)%(b)	0.063%	Barclays Bank PLC	06/20/21	$10,330	$(25,208)	$2,052	$(27,260)
People’s Republic of China, 7.500%, 10/28/27	(1.000)(b)	0.063	Citibank NA	06/20/21	2,060	(5,027)	879	(5,906)
People’s Republic of China, 7.500%, 10/28/27	(1.000)(b)	0.063	Deutsche Bank AG (London)	06/20/21	11,160	(27,235)	1,856	(29,091)
People’s Republic of China, 7.500%, 10/28/27	(1.000)(b)	0.063	JPMorgan Securities, Inc.	06/20/21	3,640	(8,883)	829	(9,712)
People’s Republic of China, 7.500%, 10/28/27	(1.000)(b)	0.063	UBS AG (London)	06/20/21	5,910	(14,423)	1,306	(15,729)
Protection Sold:
Markit CMBX Series 8	3.000(c)	8.204	Citibank NA	10/17/57	3,450	(540,487)	(835,404)	294,917
Markit CMBX Series 8	3.000(c)	8.204	MS & Co. Int. PLC	10/17/57	600	(94,300)	(95,244)	944
Markit CMBX Series 10	3.000(c)	5.692	MS & Co. Int. PLC	11/17/59	5,900	(738,469)	(961,282)	222,813
Markit CMBX Series 11	3.000(c)	4.089	Citibank NA	11/18/54	5,000	(293,322)	(682,000)	388,678
Markit CMBX Series 11	3.000(c)	4.089	MS & Co. Int. PLC	11/18/54	4,100	(246,445)	(937,937)	691,492

TOTAL						$(1,993,799)	$(3,504,945)	$1,511,146

(a)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as theÜredit spread and the term of the swap contract increase.
(b)	Payments made quarterly.
(c)	Payments made monthly.

148	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2021(b)	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
ICE CD ITXEB 35	(1.000)%	0.521%	06/20/26	EUR	14,325	$(424,536)	$(402,336)	$(22,200)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.151	12/20/23		$5,890	(139,107)	(37,404)	(101,703)
Protection Sold:
CDX.NA.EM Index 35	1.000	1.855	06/20/26		44,840	(1,860,157)	(1,757,607)	(102,550)
CDX.NA.HY Index 34	5.000	2.653	06/20/25		25,346	2,368,435	57,812	2,310,623
CDX.NA.IG Index 34	1.000	0.554	06/20/25		54,150	1,012,158	750,566	261,592
ICE CD ITXEB 35	5.000	2.525	06/20/26	EUR	4,350	612,323	557,588	54,735
Kingdom of Saudi Arabia, 2.375%, 10/26/21	1.000	0.470	12/20/24		$3,250	65,624	32,342	33,282
Kingdom of Saudi Arabia, 2.375%, 10/26/21	1.000	0.633	12/20/25		2,880	50,002	45,624	4,378
Republic of Chile, 3.875%, 08/05/20	1.000	0.529	12/20/25		2,380	53,290	60,797	(7,507)
Republic of Colombia, 10.375%, 01/28/33	1.000	0.748	12/20/23		12,040	83,017	(129,260)	212,277
Republic of Indonesia, 5.875%, 03/13/20	1.000	0.515	06/20/24		8,760	141,500	36,832	104,668
Republic of Peru, 8.750%, 11/21/33	1.000	0.761	12/20/25		2,880	33,655	54,988	(21,333)
Republic of the Philippines, 10.625%, 03/16/25	1.000	0.409	12/20/25		2,370	66,130	72,231	(6,101)
Russian Federation, 7.500%, 03/31/30	1.000	0.841	12/20/24		1,340	8,237	3,579	4,658
State of Qatar, 9.750%, 06/15/30	1.000	0.294	06/20/24		1,330	31,484	18,635	12,849
State of Qatar, 9.750%, 06/15/30	1.000	0.345	12/20/24		520	13,035	8,182	4,853

TOTAL						$2,115,090	$(627,431)	$2,742,521

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	149

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At March 31, 2021, the Fund had the following purchased and written options:

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
1Y IRS	JPMorgan Securities, Inc.	0.700%	11/14/2022	45,500,000	$45,500,000	$122,884	$460,526	$(337,642)
Puts
3M IRS	BofA Securities LLC	0.584	06/30/2021	3,260,000	3,260,000	79,307	85,253	(5,946)
3M IRS	Citibank NA	0.428	06/07/2021	3,150,000	3,150,000	132,391	123,132	9,259
3M IRS	Citibank NA	0.465	06/25/2021	3,220,000	3,220,000	130,831	96,145	34,686
3M IRS	Deutsche Bank AG (London)	0.925	06/01/2021	69,000,000	69,000,000	769,086	467,242	301,844
3M IRS	JPMorgan Securities, Inc.	0.325	06/01/2021	2,980,000	2,980,000	194,679	131,726	62,953
3M IRS	JPMorgan Securities, Inc.	0.390	06/01/2021	3,200,000	3,200,000	156,284	117,940	38,344
3M IRS	UBS AG (London)	0.415	06/04/2021	3,140,000	3,140,000	138,127	116,145	21,982
6M IRS	JPMorgan Securities, Inc.	0.750	08/10/2021	72,790,000	72,790,000	1,692,271	371,229	1,321,042

				160,740,000	$160,740,000	$3,292,976	$1,508,812	$1,784,164

Total purchased option contracts				206,240,000	$206,240,000	$3,415,860	$1,969,338	$1,446,522
Written option contracts
Calls
1M IRS	Citibank NA	0.031	04/29/2021	(25,550,000)	(25,550,000)	(88,650)	(148,977)	60,327
1M IRS	Deutsche Bank AG (London)	0.039	04/12/2021	(25,550,000)	(25,550,000)	(47,613)	(148,988)	101,375
1M IRS	Deutsche Bank AG (London)	1.638	04/06/2021	(30,590,000)	(30,590,000)	(9,904)	(302,841)	292,937
1M IRS	JPMorgan Securities, Inc.	0.091	04/19/2021	(25,550,000)	(25,550,000)	(141,402)	(162,849)	21,447
1M IRS	MS & Co. Int. PLC	0.040	04/06/2021	(5,180,000)	(5,180,000)	—	(175,780)	175,780
1M IRS	MS & Co. Int. PLC	1.650	04/16/2021	(30,590,000)	(30,590,000)	(52,182)	(288,311)	236,129
1M IRS	MS & Co. Int. PLC	1.715	04/29/2021	(30,590,000)	(30,590,000)	(183,950)	(277,604)	93,654
1M IRS	MS & Co. Int. PLC	1.719	04/22/2021	(30,590,000)	(30,590,000)	(133,008)	(282,193)	149,185
1M IRS	UBS AG (London)	0.023	04/06/2021	(25,550,000)	(25,550,000)	(15,154)	(171,274)	156,120
1Y IRS	JPMorgan Securities, Inc.	1.060	11/14/2022	(8,800,000)	(8,800,000)	(106,071)	(457,091)	351,020
				(238,540,000)	$(238,540,000)	$(777,934)	$(2,415,908)	$1,637,974
Puts
1M IRS	Citibank NA	0.031	04/29/2021	(25,550,000)	(25,550,000)	(235,484)	(148,977)	(86,507)
1M IRS	Deutsche Bank AG (London)	0.039	04/12/2021	(25,550,000)	(25,550,000)	(156,391)	(148,988)	(7,403)
1M IRS	Deutsche Bank AG (London)	1.638	04/06/2021	(30,590,000)	(30,590,000)	(419,275)	(302,841)	(116,434)
1M IRS	JPMorgan Securities, Inc.	0.091	04/19/2021	(25,550,000)	(25,550,000)	(99,111)	(162,849)	63,738
1M IRS	MS & Co. Int. PLC	1.650	04/16/2021	(30,590,000)	(30,590,000)	(449,994)	(288,311)	(161,683)
1M IRS	MS & Co. Int. PLC	1.715	04/29/2021	(30,590,000)	(30,590,000)	(399,881)	(277,604)	(122,277)
1M IRS	MS & Co. Int. PLC	1.719	04/22/2021	(30,590,000)	(30,590,000)	(343,845)	(282,193)	(61,652)
1M IRS	UBS AG (London)	0.023	04/06/2021	(25,550,000)	(25,550,000)	(166,661)	(171,274)	4,613
3M IRS	BofA Securities LLC	1.250	06/30/2021	(20,200,000)	(20,200,000)	(104,872)	(86,860)	(18,012)
3M IRS	Citibank NA	1.025	06/07/2021	(20,020,000)	(20,020,000)	(165,448)	(120,620)	(44,828)
3M IRS	Deutsche Bank AG (London)	1.095	06/01/2021	(69,000,000)	(69,000,000)	(410,942)	(292,026)	(118,916)
3M IRS	Deutsche Bank AG (London)	1.265	06/01/2021	(69,000,000)	(69,000,000)	(206,871)	(175,216)	(31,655)
3M IRS	JPMorgan Securities, Inc.	0.980	06/01/2021	(20,820,000)	(20,820,000)	(191,679)	(114,510)	(77,169)
3M IRS	MS & Co. Int. PLC	0.912	06/01/2021	(19,310,000)	(19,310,000)	(224,728)	(129,377)	(95,351)
3M IRS	UBS AG (London)	0.963	06/04/2021	(20,210,000)	(20,210,000)	(203,871)	(117,218)	(86,653)
3M IRS	UBS AG (London)	1.100	06/25/2021	(20,300,000)	(20,300,000)	(160,954)	(92,872)	(68,082)

150	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS (continued)

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Puts (continued)
6M IRS	JPMorgan Securities, Inc.	0.878%	08/10/2021	(72,790,000)	$(72,790,000)	$(1,306,696)	$(225,649)	$(1,081,047)
6M IRS	JPMorgan Securities, Inc.	1.006	08/10/2021	(72,790,000)	(72,790,000)	(975,266)	(145,580)	(829,686)

				(629,000,000)	$(629,000,000)	$(6,221,969)	$(3,282,965)	$(2,939,004)

Total written option contracts				(867,540,000)	$(867,540,000)	$(6,999,903)	$(5,698,873)	$(1,301,030)

TOTAL				(661,300,000)	$(661,300,000)	$(3,584,043)	$(3,729,535)	$145,492

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
Call EUR/Put USD	HSBC Bank PLC	1.190%	04/28/2021	31,388,000	$31,388,000	$65,666	$125,497	$(59,831)
Call AUD/Put USD	UBS AG (London)	0.770	04/14/2021	14,536,000	14,536,000	24,842	36,490	(11,648)
				45,924,000	$45,924,000	$90,508	$161,987	$(71,479)
Puts
Put USD/Call SGD	Deutsche Bank AG (London)	1.334	04/01/2021	18,233,000	18,233,000	18	21,351	(21,333)
Put USD/Call SGD	Deutsche Bank AG (London)	1.335	05/03/2021	18,411,000	18,411,000	42,254	47,740	(5,486)
Put USD/Call SGD	UBS AG (London)	1.335	04/01/2021	7,315,000	7,315,000	7	11,755	(11,748)
Put USD/Call TWD	Citibank NA	28.150	05/05/2021	3,682,000	3,682,000	11,429	12,478	(1,049)
Put USD/Call TWD	BNP Paribas SA	28.200	04/28/2021	3,691,000	3,691,000	10,066	9,143	923

				51,332,000	$51,332,000	$63,774	$102,467	$(38,693)

Total purchased option contracts				97,256,000	$97,256,000	$154,282	$264,454	$(110,172)
Written option contracts
Calls
Call USD/Put ILS	BNP Paribas SA	3.370	04/20/2021	(3,647,000)	(3,647,000)	(12,794)	(6,784)	(6,010)
Call USD/Put TWD	BNP Paribas SA	28.800	04/28/2021	(3,691,000)	(3,691,000)	(6,825)	(8,755)	1,930
Call USD/Put TWD	Citibank NA	28.700	05/05/2021	(3,682,000)	(3,682,000)	(9,809)	(9,492)	(317)
				(11,020,000)	$(11,020,000)	$(29,428)	$(25,031)	$(4,397)
Puts – 0.0%
Put USD/Call RUB	JPMorgan Securities, Inc.	72.350	09/30/2021	(3,682,000)	(3,682,000)	(48,090)	(51,014)	2,924

Total written option contracts				(14,702,000)	$(14,702,000)	$(77,518)	$(76,045)	$(1,473)

TOTAL				82,554,000	$82,554,000	$76,764	$188,409	$(111,645)

The accompanying notes are an integral part of these financial statements.	151

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

March 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

Abbreviations:
1M IRS	—1 Month Interest Rate Swaptions
3M IRS	—3 Months Interest Rate Swaptions
6M IRS	—6 Months Interest Rate Swaptions
1Y IRS	—1 Year Interest Rate Swaptions
1M BID Avg	—1 Month Brazilian Interbank Deposit Average
BofA Securities LLC	—Bank of America Securities LLC
CDX.NA.EM Index 35	—CDX North America Emerging Markets Index 35
CDX.NA.HY Index 34	—CDX North America High Yield Index 34
CDX.NA.IG Index 34	—CDX North America Investment Grade Index 34
ICE CD ITXEB 35	—iTraxx Europe Index 35
Mexico IB TIIE 28D	—Mexico Interbank TIIE 28 Days
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

152	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities

March 31, 2021

	Bond Fund	Core Fixed Income Fund	Global Core Fixed Income Fund

Assets:
Investments, at value (cost $587,600,005, $2,386,936,656 and $709,606,632, respectively)	$601,400,685	$2,390,584,630	$733,189,824
Investments of affiliated issuers, at value (cost $7,459,479, $3,105,895 and $11,198,119, respectively)	7,459,479	3,105,895	11,198,119
Purchased options, at value (premium paid $584,235, $671,598 and $594,967, respectively)	909,931	1,230,819	916,603
Cash	8,235,315	33,004,338	12,703,492
Foreign currencies, at value (cost $47,714, $3,442 and $3,406,645, respectively)	63,993	11,848	1,264,137
Unrealized gain on swap contracts	512,031	1,163,335	726,172
Unrealized gain on forward foreign currency exchange contracts	2,134,629	6,271,149	8,222,884
Variation margin on futures contracts	—	184,140	534,411
Variation margin on swaps contracts	593,883	1,140,415	608,925
Receivables:
Investments sold on an extended-settlement basis	220,378,972	595,492,808	141,527,028
Collateral on certain derivative contracts(a)	8,624,712	17,619,307	10,422,023
Interest	2,880,414	10,317,200	4,544,346
Investments sold	1,486,317	1,216,255	—
Fund shares sold	575,648	6,759,484	631,836
Reimbursement from investment adviser	80,095	106,477	124,657
Due from broker	36,518	64,496	—
Upfront payments made on swap contracts	847	—	—
Other assets	37,024	123,164	34,119

Total assets	855,410,493	3,068,395,760	926,648,576

Liabilities:
Variation margin on futures contracts	70,074	—	—
Unrealized loss on forward foreign currency exchange contracts	1,990,718	483,447	1,570,440
Written option contracts, at value (premium received $986,524, $1,371,684 and $1,009,156, respectively)	1,398,868	1,975,646	1,414,005
Unrealized loss on swap contracts	11,618	—	46,231
Payables:
Investments purchased on an extended — settlement basis	314,768,284	895,570,817	205,602,877
Forward sale contracts, at value (proceeds received $30,160,156, $61,711,914 and $27,839,023, respectively)	30,157,862	61,605,167	27,819,575
Investments purchased	1,944,445	1,082	18,211
Upfront payments received on swap contracts	831,832	1,988,766	1,250,262
Fund shares redeemed	475,588	2,420,780	702,036
Due to broker — upfront payment	369,147	518,297	335,118
Management fees	171,114	582,253	366,217
Distribution and Service fees and Transfer Agency fees	74,140	150,073	42,650
Income distributions	34,419	97,830	23,610
Accrued expenses	596,698	569,078	687,347

Total liabilities	352,894,807	965,963,236	239,878,579

Net Assets:
Paid-in capital	497,847,571	2,097,887,474	665,169,101
Total distributable earnings (loss)	4,668,115	4,545,050	21,600,896

NET ASSETS	$502,515,686	$2,102,432,524	$686,769,997
Net Assets:
Class A	$92,870,714	$164,129,494	$52,269,846
Class C	11,436,678	12,415,633	4,799,118
Institutional	158,080,069	645,061,899	282,632,658
Service	83,577	1,070,099	653,006
Investor	68,314,453	426,466,996	73,476,828
Class R6	72,608,406	39,377,597	264,049,409
Class R	5,029,812	4,864,281	—
Class P	94,091,977	809,046,525	8,889,132

Total Net Assets	$502,515,686	$2,102,432,524	$686,769,997
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	8,813,751	15,253,720	4,107,132
Class C	1,086,595	1,147,852	380,329
Institutional	15,006,699	59,697,923	22,248,450
Service	7,932	98,981	51,696
Investor	6,506,409	39,599,600	5,795,355
Class R6	6,894,564	3,640,808	20,779,045
Class R	477,794	451,789	—
Class P	8,936,044	74,753,587	699,031
Net asset value, offering and redemption price per share:(b)
Class A	$10.54	$10.76	$12.73
Class C	10.53	10.82	12.62
Institutional	10.53	10.81	12.70
Service	10.54	10.81	12.63
Investor	10.50	10.77	12.68
Class R6	10.53	10.82	12.71
Class R	10.53	10.77	—
Class P	10.53	10.82	12.72

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Swaps	TBA
Bond	$—	$8,064,712	$560,000

Core Fixed Income	—	15,679,307	1,940,000

Global Core Fixed Income	2,321,503	7,660,520	440,000

(b)	Maximum public offering price per share for Class A Shares of the Bond, Core Fixed Income and Global Core Fixed Income Funds is $10.95, $11.18 and $13.23, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	153

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities (continued)

March 31, 2021

	Income Fund	Long Short Credit Strategies Fund	Strategic Income Fund

Assets:
Investments, at value (cost $119,966,284, $122,490,126 and $878,795,726, respectively)	$120,961,683	$121,939,415	$861,925,316
Investments of affiliated issuers, at value (cost $2,270,339, $5,082,329 and $140,281,404, respectively)	2,270,339	5,082,329	141,013,299
Purchased options, at value (premium paid $0, $0 and $2,233,792, respectively)	—–	—	3,570,142
Cash	1,842,177	1,468,133	13,212,142
Foreign currencies, at value (cost $112,676, $0 and $511,450, respectively)	112,240	—	511,814
Unrealized gain on swap contracts	—	—	1,598,844
Unrealized gain on forward foreign currency exchange contracts	310,410	—	4,797,269
Variation margin on futures contracts	9,239	—	—
Variation margin on swaps contracts	23,926	—	3,805,325
Receivables:
Investments sold on an extended-settlement basis	13,445,360	476,238	162,300,506
Interest	1,302,074	1,161,426	6,757,203
Investments sold	1,263,595	1,220,629	2,625,534
Collateral on certain derivative contracts(a)	889,873	1,507,469	46,480,310
Reimbursement from investment adviser	—	33,376	65,506
Fund shares sold	—	20,173	241,106
Upfront payments made on swap contracts	—	—	6,922
Other assets	60,220	52,828	20,840

Total assets	142,491,136	132,962,016	1,248,932,078

Liabilities:
Foreign currency overdraft, at value (identified cost $0, $49 and $0, respectively)	—	51	—
Unrealized loss on swap contracts	—	—	87,698
Unrealized loss on forward foreign currency exchange contracts	69,526	—	3,862,711
Variation margin on futures contracts	—	—	228,023
Variation margin on swaps contracts	—	184,258	—
Written option contracts, at value (premium received $0, $0 and $5,774,918, respectively)	—	—	7,077,421
Payables:
Investments purchased on an extended — settlement basis	23,786,711	1,333,000	310,296,357
Investments purchased	2,464,645	3,272,894	1,930,096
Management fees	54,033	109,076	446,377
Fund shares redeemed	13,917	66,330	743,948
Collateral on certain derivative contracts(b)	3,529	—	—
Distribution and Service fees and Transfer Agency fees	3,447	4,542	120,681
Income distributions	49	155	—
Due to broker — upfront payment	—	46,550	2,584,062
Payable for Unfunded Loan Commitments	—	321	—
Upfront payments received on swap contracts	—	—	3,511,867
Accrued expenses	221,240	256,114	870,712

Total liabilities	26,617,097	5,273,291	331,759,953

Net Assets:
Paid-in capital	115,143,694	162,887,267	2,918,462,857
Total distributable earnings (loss)	730,345	(35,198,542)	(2,001,290,732)
NET ASSETS	$115,874,039	$127,688,725	$917,172,125
Net Assets:
Class A	$500,782	$1,894,451	$126,488,226
Class C	77,336	422,912	55,099,051
Institutional	25,710,223	14,905,485	437,444,689
Investor	54,066	2,405,822	22,710,905
Class R6	54,134	1,654,141	4,022,747
Class R	53,711	28,505	2,538,678
Class P	89,423,787	106,377,409	268,867,829
Total Net Assets	$115,874,039	$127,688,725	$917,172,125
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	48,851	212,410	13,439,047
Class C	7,545	47,451	5,866,331
Institutional	2,508,788	1,672,981	46,446,379
Investor	5,275	269,857	2,411,761
Class R6	5,282	185,598	427,333
Class R	5,241	3,198	270,180
Class P	8,725,006	11,955,519	28,600,149
Net asset value, offering and redemption price per share:(c)
Class A	$10.25	$8.92	$9.41
Class C	10.25	8.91	9.39
Institutional	10.25	8.91	9.42
Investor	10.25	8.92	9.42
Class R6	10.25	8.91	9.41
Class R	10.25	8.91	9.40
Class P	10.25	8.90	9.40

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Swaps	TBA
Income	$307,107	$582,766	$—

Long Short Credit Strategies	—	1,507,469	—

Strategic Income	3,224,433	42,472,877	783,000

(b)	Includes segregated cash for initial margin and/or collateral on swaps of $3,529 for the Income Fund.
(c)	Maximum public offering price per share for Class A Shares of the Income, Long Short Credit Strategies and Strategic Income Funds is $10.65, $9.27 and $9.78, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

154	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Operations

For the Fiscal Year Ended March 31, 2021

	Bond Fund	Core Fixed Income Fund	Global Core Fixed Income Fund
Investment income:

Interest (net of foreign withholding taxes of $0, $0 and $18,893, respectively)	$13,774,425	$35,366,724	$14,113,451

Dividends — affiliated issuers	66,843	133,123	6,736

Total investment income	13,841,268	35,499,847	14,120,187

Expenses:

Management fees	2,021,435	6,950,087	4,429,440

Distribution and Service (12b-1) fees(a)	352,559	481,981	166,247

Transfer Agency fees(a)	312,131	1,004,662	338,180

Professional fees	251,372	234,062	237,712

Custody, accounting and administrative services	199,003	226,164	404,506

Registration fees	123,962	224,280	108,832

Printing and mailing costs	94,419	181,892	141,584

Service fees — Class C	32,455	28,320	14,708

Trustee fees	19,713	21,870	19,993

Prime Broker Fees	11,097	—	17,653

Shareholder Administration fees — Service Class	193	3,012	1,504

Other	26,438	81,129	40,632

Total expenses	3,444,777	9,437,459	5,920,991

Less — expense reductions	(741,451)	(1,943,099)	(1,022,516)

Net expenses	2,703,326	7,494,360	4,898,475

NET INVESTMENT INCOME	11,137,942	28,005,487	9,221,712

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	10,319,479	28,696,048	14,092,476

Investment — affiliated issuers	67,678	—	—

Purchased options	102,531	245,621	99,559

Futures contracts	(5,411,677)	2,412,606	(1,697,120)

Written options	1,745,712	1,968,531	1,931,096

Swap contracts	(4,390,735)	(5,354,357)	(3,365,616)

Forward foreign currency exchange contracts	78,806	(4,216,754)	(10,045,067)

Foreign currency transactions	66,438	879,097	4,040,475

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	15,881,427	(15,947,115)	17,231,976

Purchased options	437,892	674,068	454,026

Futures contracts	(4,357,295)	(6,424,909)	(1,667,988)

Written options	(433,065)	(613,417)	(425,024)

Swap contracts	3,454,667	8,527,109	3,301,600

Forward foreign currency exchange contracts	85,293	4,941,866	5,271,828

Foreign currency translation	(9,483)	(11,451)	(2,297,208)

Net realized and unrealized gain	17,637,668	15,776,943	26,925,013

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$28,775,610	$43,782,430	$36,146,725

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service Class	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Bond	$227,960	$97,364	$194	$27,041	$111,583	$15,900	$59,480	$31	$63,859	$26,875	$6,627	$27,776
Core Fixed Income	369,642	84,960	3,012	24,367	180,694	13,824	183,080	482	346,949	35,463	5,969	238,201
Global Core Fixed Income	120,619	44,124	1,504	—	58,961	7,215	107,481	241	75,443	86,147	—	2,692

The accompanying notes are an integral part of these financial statements.	155

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Operations (continued)

For the Fiscal Year Ended March 31, 2021

	Income Fund	Long Short Credit Strategies Fund	Strategic Income Fund
Investment income:

Interest (net of foreign withholding taxes of $655, $14 and $0, respectively)	$3,086,092	$5,187,409	$43,413,813

Dividends — affiliated issuers	1,319	3,781	662,251

Dividends — unaffiliated issuers	—	—	10,602

Total investment income	3,087,411	5,191,190	44,086,666

Expenses:

Management fees	409,201	1,111,633	6,130,005

Professional fees	237,834	175,945	285,955

Amortization of offering costs	139,576	—	—

Custody, accounting and administrative services	75,065	34,585	236,578

Registration fees	44,400	103,645	120,985

Transfer Agency fees(a)	25,277	38,871	575,563

Printing and mailing costs	21,469	55,320	81,995

Trustee fees	19,084	19,130	20,417

Distribution and Service (12b-1) fees(a)	1,783	7,435	911,421

Service fees — Class C	223	1,243	192,053

Prime Broker Fees	—	—	39,070

Other	7,743	7,445	41,267

Total expenses	981,655	1,555,252	8,635,309

Less — expense reductions	(509,894)	(300,502)	(326,029)

Net expenses	471,761	1,254,750	8,309,280

NET INVESTMENT INCOME	2,615,650	3,936,440	35,777,386

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	786,395	935,035	46,782,628

Investment — affiliated issuers	—	—	64,180

Purchased options	—	—	(201,344)

Futures contracts	(579,454)	—	(7,129,397)

Written options	—	—	12,022,303

Swap contracts	130,085	(2,161,840)	(15,681,682)

Forward foreign currency exchange contracts	(316,681)	—	(9,141,549)

Foreign currency transactions	34,968	—	451,595

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	3,880,600	12,673,550	69,457,804

Investments — affiliated issuers	—	—	731,896

Purchased options	—	—	2,159,679

Futures contracts	(251,771)	—	860,485

Unfunded Loan Commitment	—	(321)	—

Written options	—	—	(1,126,797)

Swap contracts	261,977	9,118	19,135,976

Forward foreign currency exchange contracts	252,457	—	2,104,265

Foreign currency translation	(1,974)	(2)	(157,866)

Net realized and unrealized gain	4,196,602	11,455,540	120,332,176

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,812,252	$15,391,980	$156,109,562

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
Goldman Sachs Income	$854	$669	$260	$414	$109	$9,869	$64	$15	$64	$14,742
Long Short Credit Strategies	3,573	3,728	134	1,742	611	6,245	2,862	760	33	26,618
Strategic Income	320,626	576,159	14,636	156,843	94,442	215,468	28,267	1,888	3,589	75,066

156	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Bond Fund		Core Fixed Income Fund
	For the Fiscal Year Ended March 31, 2021	For the Fiscal Year Ended March 31, 2020	For the Fiscal Year Ended March 31, 2021	For the Fiscal Year Ended March 31, 2020
From operations:

Net investment income	$11,137,942	$11,642,970	$28,005,487	$28,485,168

Net realized gain	2,578,232	21,201,915	24,630,792	46,919,258

Net change in unrealized gain (loss)	15,059,436	(7,139,211)	(8,853,849)	3,732,044

Net increase in net assets resulting from operations	28,775,610	25,705,674	43,782,430	79,136,470

Distributions to shareholders:

From distributable earnings:

Class A Shares	(4,119,179)	(2,433,447)	(6,172,349)	(3,249,602)

Class C Shares	(489,368)	(185,799)	(393,097)	(177,099)

Institutional Shares	(7,181,832)	(4,472,781)	(22,746,162)	(8,532,589)

Service Shares	(3,274)	(1,015)	(45,768)	(30,865)

Investor Shares	(2,641,231)	(1,006,504)	(13,618,918)	(1,740,445)

Class R6 Shares	(4,481,848)	(2,493,166)	(3,453,397)	(6,095,880)

Class R Shares	(228,568)	(248,890)	(183,067)	(145,994)

Class P Shares	(4,576,776)	(2,828,261)	(36,380,070)	(22,136,637)

Return of capital:

Class A Shares	—	—	—	—

Class C Shares	—	—	—	—

Institutional Shares	—	—	—	—

Investor Shares	—	—	—	—

Class R6 Shares	—	—	—	—

Class R Shares	—	—	—	—

Class P Shares	—	—	—	—

Total distributions to shareholders	(23,722,076)	(13,669,863)	(82,992,828)	(42,109,111)

From share transactions:

Proceeds from sales of shares	226,614,458	133,640,576	1,450,533,635	734,273,516

Reinvestment of distributions	22,810,164	13,110,709	80,320,982	41,111,691

Cost of shares redeemed	(179,781,749)	(192,751,023)	(801,522,106)	(484,022,906)

Net increase (decrease) in net assets resulting from share transactions	69,642,873	(45,999,738)	729,332,511	291,362,301

TOTAL INCREASE (DECREASE)	74,696,407	(33,963,927)	690,122,113	328,389,660

Net assets:

Beginning of year	427,819,279	461,783,206	1,412,310,411	1,083,920,751

End of year	$502,515,686	$427,819,279	$2,102,432,524	$1,412,310,411

The accompanying notes are an integral part of these financial statements.	157

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	Global Core Fixed Income Fund		Income Fund(a)
	For the Fiscal Year Ended March 31, 2021	For the Fiscal Year Ended March 31, 2020	For the Fiscal Year Ended March 31, 2021	For the Period Ended March 31, 2020
From operations:

Net investment income	$9,221,712	$8,951,293	$2,615,650	$304,130

Net realized gain	5,055,803	32,686,240	55,313	8,205

Net change in unrealized gain (loss)	21,869,210	(7,552,876)	4,141,289	(2,948,131)

Net increase (decrease) in net assets resulting from operations	36,146,725	34,084,657	6,812,252	(2,635,796)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(2,593,104)	(1,559,422)	(13,299)	(1,422)

Class C Shares	(244,930)	(150,935)	(2,786)	(521)

Institutional Shares	(14,932,909)	(7,916,411)	(1,029,797)	(317,318)

Service Shares	(35,111)	(20,104)	—	—

Investor Shares	(3,820,831)	(1,656,079)	(2,146)	(627)

Class R6 Shares	(14,225,166)	(9,122,934)	(2,196)	(643)

Class R Shares	—	—	(1,877)	(546)

Class P Shares	(482,492)	(247,987)	(2,081,827)	(3,382)

Return of capital:

Class A Shares	—	—	—	—

Class C Shares	—	—	—	—

Institutional Shares	—	—	—	—

Investor Shares	—	—	—	—

Class R6 Shares	—	—	—	—

Class R Shares	—	—	—	—

Class P Shares	—	—	—	—

Total distributions to shareholders	(36,334,543)	(20,673,872)	(3,133,928)	(324,459)

From share transactions:

Proceeds from sales of shares	229,803,066	227,403,940	109,615,491	26,050,439

Reinvestment of distributions	35,321,873	20,078,335	3,133,615	324,457

Cost of shares redeemed	(245,452,102)	(210,120,151)	(23,967,957)	(75)

Net increase in net assets resulting from share transactions	19,672,837	37,362,124	88,781,149	26,374,821

TOTAL INCREASE	19,485,019	50,772,909	92,459,473	23,414,566

Net assets:

Beginning of year	667,284,978	616,512,069	23,414,566	—

End of year	$686,769,997	$667,284,978	$115,874,039	$23,414,566

(a)	Commenced operations on December 3, 2019.

158	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	Long Short Credit Strategies Fund		Strategic Income Fund
	For the Fiscal Year Ended March 31, 2021	For the Fiscal Year Ended March 31, 2020	For the Fiscal Year Ended March 31, 2021	For the Fiscal Year Ended March 31, 2020
From operations:

Net investment income	$3,936,440	$4,487,180	$35,777,386	$44,044,654

Net realized gain (loss)	(1,226,805)	(1,219,106)	27,166,734	(61,141,707)

Net change in unrealized gain (loss)	12,682,345	(7,813,247)	93,165,442	(40,970,008)

Net increase (decrease) in net assets resulting from operations	15,391,980	(4,545,173)	156,109,562	(58,067,061)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(46,048)	(76,787)	(4,709,665)	(11)

Class C Shares	(11,628)	(24,766)	(2,177,218)	(5)

Institutional Shares	(547,276)	(940,220)	(20,917,491)	(59)

Investor Shares	(78,892)	(131,291)	(892,657)	(4)

Class R6 Shares	(89,382)	(101,272)	(245,691)	(1)

Class R Shares	(777)	(1,058)	(99,839)	—

Class P Shares	(3,105,869)	(3,781,933)	(10,040,741)	(22)

Return of capital:

Class A Shares	—	—	(310,581)	(4,959,068)

Class C Shares	—	—	(143,578)	(2,745,797)

Institutional Shares	—	—	(1,379,413)	(26,378,884)

Investor Shares	—	—	(58,867)	(1,944,099)

Class R6 Shares	—	—	(16,202)	(254,375)

Class R Shares	—	—	(6,584)	(124,892)

Class P Shares	—	—	(662,141)	(10,249,840)

Total distributions to shareholders	(3,879,872)	(5,057,327)	(41,660,668)	(46,657,057)

From share transactions:

Proceeds from sales of shares	38,024,553	21,448,351	224,058,052	195,430,419

Reinvestment of distributions	3,877,264	5,053,589	37,618,300	41,855,613

Cost of shares redeemed	(22,500,758)	(40,269,305)	(499,083,762)	(859,812,535)

Net increase (decrease) in net assets resulting from share transactions	19,401,059	(13,767,365)	(237,407,410)	(622,526,503)

TOTAL INCREASE (DECREASE)	30,913,167	(23,369,865)	(122,958,516)	(727,250,621)

Net assets:

Beginning of year	96,775,558	120,145,423	1,040,130,641	1,767,381,262

End of year	$127,688,725	$96,775,558	$917,172,125	$1,040,130,641

The accompanying notes are an integral part of these financial statements.	159

GOLDMAN SACHS BOND FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Bond Fund
	Class A Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.33	$10.06	$9.95	$10.14	$10.28

Net investment income(a)	0.22	0.24	0.25	0.21	0.19

Net realized and unrealized gain (loss)	0.48	0.32	0.12	(0.19)	(0.07)

Total from investment operations	0.70	0.56	0.37	0.02	0.12

Distributions to shareholders from net investment income	(0.30)	(0.29)	(0.24)	(0.18)	(0.25)

Distributions to shareholders from net realized gains	(0.19)	—	—	—	(0.01)

Distributions to shareholders from return of capital	—	—	(0.02)	(0.03)	—

Total distributions	(0.49)	(0.29)	(0.26)	(0.21)	(0.26)

Net asset value, end of year	$10.54	$10.33	$10.06	$9.95	$10.14

Total return(b)	6.56%	5.66%	3.84%	0.22%	1.15%

Net assets, end of year (in 000s)	$92,871	$84,503	$85,671	$101,231	$117,249

Ratio of net expenses to average net assets	0.78%	0.79%	0.80%	0.79%	0.78%

Ratio of total expenses to average net assets	0.93%	0.95%	1.00%	0.93%	0.97%

Ratio of net investment income to average net assets	2.03%	2.34%	2.59%	2.03%	1.87%

Portfolio turnover rate(c)	690%	742%	429%	372%	517%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

160	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Bond Fund
	Class C Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.32	$10.05	$9.95	$10.14	$10.27

Net investment income(a)	0.14	0.16	0.18	0.13	0.11

Net realized and unrealized gain (loss)	0.48	0.32	0.11	(0.18)	(0.05)

Total from investment operations	0.62	0.48	0.29	(0.05)	0.06

Distributions to shareholders from net investment income	(0.22)	(0.21)	(0.17)	(0.12)	(0.18)

Distributions to shareholders from net realized gains	(0.19)	—	—	—	(0.01)

Distributions to shareholders from return of capital	—	—	(0.02)	(0.02)	—

Total distributions	(0.41)	(0.21)	(0.19)	(0.14)	(0.19)

Net asset value, end of year	$10.53	$10.32	$10.05	$9.95	$10.14

Total return(b)	5.67%	4.88%	2.97%	(0.53)%	0.50%

Net assets, end of year (in 000s)	$11,437	$12,468	$8,217	$14,476	$19,081

Ratio of net expenses to average net assets	1.53%	1.54%	1.55%	1.54%	1.53%

Ratio of total expenses to average net assets	1.68%	1.70%	1.74%	1.68%	1.72%

Ratio of net investment income to average net assets	1.29%	1.53%	1.82%	1.29%	1.10%

Portfolio turnover rate(c)	690%	742%	429%	372%	517%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	161

GOLDMAN SACHS BOND FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Bond Fund
	Institutional Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.33	$10.05	$9.95	$10.14	$10.28

Net investment income(a)	0.26	0.28	0.28	0.24	0.23

Net realized and unrealized gain (loss)	0.47	0.32	0.12	(0.18)	(0.07)

Total from investment operations	0.73	0.60	0.40	0.06	0.16

Distributions to shareholders from net investment income	(0.34)	(0.32)	(0.28)	(0.21)	(0.29)

Distributions to shareholders from net realized gains	(0.19)	—	—	—	(0.01)

Distributions to shareholders from return of capital	—	—	(0.02)	(0.04)	—

Total distributions	(0.53)	(0.32)	(0.30)	(0.25)	(0.30)

Net asset value, end of year	$10.53	$10.33	$10.05	$9.95	$10.14

Total return(b)	6.82%	6.01%	4.19%	0.56%	1.50%

Net assets, end of year (in 000s)	$158,080	$133,067	$155,541	$314,928	$329,358

Ratio of net expenses to average net assets	0.45%	0.45%	0.46%	0.45%	0.44%

Ratio of total expenses to average net assets	0.60%	0.62%	0.64%	0.59%	0.63%

Ratio of net investment income to average net assets	2.36%	2.69%	2.89%	2.37%	2.19%

Portfolio turnover rate(c)	690%	742%	429%	372%	517%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

162	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Bond Fund
	Service Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.33	$10.05	$9.95	$10.14	$10.28

Net investment income(a)	0.20	0.24	0.22	0.19	0.17

Net realized and unrealized gain (loss)	0.48	0.31	0.13	(0.18)	(0.06)

Total from investment operations	0.68	0.55	0.35	0.01	0.11

Distributions to shareholders from net investment income	(0.28)	(0.27)	(0.23)	(0.17)	(0.24)

Distributions to shareholders from net realized gains	(0.19)	—	—	—	(0.01)

Distributions to shareholders from return of capital	—	—	(0.02)	(0.03)	—

Total distributions	(0.47)	(0.27)	(0.25)	(0.20)	(0.25)

Net asset value, end of year	$10.54	$10.33	$10.05	$9.95	$10.14

Total return(b)	6.39%	5.49%	3.67%	0.06%	0.99%

Net assets, end of year (in 000s)	$84	$45	$66	$410	$1,293

Ratio of net expenses to average net assets	0.95%	0.95%	0.96%	0.95%	0.94%

Ratio of total expenses to average net assets	1.09%	1.12%	1.11%	1.09%	1.13%

Ratio of net investment income to average net assets	1.83%	2.29%	2.28%	1.87%	1.69%

Portfolio turnover rate(c)	690%	742%	429%	372%	517%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	163

GOLDMAN SACHS BOND FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Bond Fund
	Investor Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.30	$10.02	$9.92	$10.11	$10.25

Net investment income(a)	0.25	0.27	0.28	0.23	0.22

Net realized and unrealized gain (loss)	0.47	0.32	0.11	(0.18)	(0.07)

Total from investment operations	0.72	0.59	0.39	0.05	0.15

Distributions to shareholders from net investment income	(0.33)	(0.31)	(0.27)	(0.20)	(0.28)

Distributions to shareholders from net realized gains	(0.19)	—	—	—	(0.01)

Distributions to shareholders from return of capital	—	—	(0.02)	(0.04)	—

Total distributions	(0.52)	(0.31)	(0.29)	(0.24)	(0.29)

Net asset value, end of year	$10.50	$10.30	$10.02	$9.92	$10.11

Total return(b)	6.84%	5.82%	4.10%	0.47%	1.40%

Net assets, end of year (in 000s)	$68,314	$26,436	$33,495	$36,267	$44,207

Ratio of net expenses to average net assets	0.53%	0.54%	0.55%	0.54%	0.53%

Ratio of total expenses to average net assets	0.68%	0.70%	0.75%	0.68%	0.72%

Ratio of net investment income to average net assets	2.24%	2.61%	2.85%	2.27%	2.12%

Portfolio turnover rate(c)	690%	742%	429%	372%	517%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

164	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Bond Fund
	Class R6 Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.33	$10.05	$9.95	$10.14	$10.28

Net investment income(a)	0.26	0.28	0.29	0.24	0.23

Net realized and unrealized gain (loss)	0.47	0.32	0.11	(0.18)	(0.07)

Total from investment operations	0.73	0.60	0.40	0.06	0.16

Distributions to shareholders from net investment income	(0.34)	(0.32)	(0.28)	(0.22)	(0.29)

Distributions to shareholders from net realized gains	(0.19)	—	—	—	(0.01)

Distributions to shareholders from return of capital	—	—	(0.02)	(0.03)	—

Total distributions	(0.53)	(0.32)	(0.30)	(0.25)	(0.30)

Net asset value, end of year	$10.53	$10.33	$10.05	$9.95	$10.14

Total return(b)	6.93%	6.03%	4.10%	0.58%	1.51%

Net assets, end of year (in 000s)	$72,608	$84,920	$71,648	$70,350	$51,028

Ratio of net expenses to average net assets	0.44%	0.44%	0.45%	0.44%	0.43%

Ratio of total expenses to average net assets	0.59%	0.60%	0.65%	0.58%	0.60%

Ratio of net investment income to average net assets	2.39%	2.67%	2.95%	2.37%	2.24%

Portfolio turnover rate(c)	690%	742%	429%	372%	517%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	165

GOLDMAN SACHS BOND FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Bond Fund
	Class R Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.32	$10.05	$9.94	$10.13	$10.27

Net investment income(a)	0.20	0.23	0.23	0.18	0.16

Net realized and unrealized gain (loss)	0.47	0.30	0.12	(0.18)	(0.06)

Total from investment operations	0.67	0.53	0.35	—	0.10

Distributions to shareholders from net investment income	(0.27)	(0.26)	(0.22)	(0.16)	(0.23)

Distributions to shareholders from net realized gains	(0.19)	—	—	—	(0.01)

Distributions to shareholders from return of capital	—	—	(0.02)	(0.03)	—

Total distributions	(0.46)	(0.26)	(0.24)	(0.19)	(0.24)

Net asset value, end of year	$10.53	$10.32	$10.05	$9.94	$10.13

Total return(b)	6.30%	5.40%	3.58%	(0.03)%	0.90%

Net assets, end of year (in 000s)	$5,030	$5,316	$19,263	$22,970	$25,639

Ratio of net expenses to average net assets	1.03%	1.04%	1.05%	1.04%	1.03%

Ratio of total expenses to average net assets	1.18%	1.22%	1.25%	1.18%	1.22%

Ratio of net investment income to average net assets	1.79%	2.24%	2.34%	1.78%	1.58%

Portfolio turnover rate(c)	690%	742%	429%	372%	517%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

166	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BOND FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Bond Fund
	Class P Shares
	Year Ended March 31,		Period Ended March 31, 2019(a)
	2021	2020
Per Share Data

Net asset value, beginning of period	$10.33	$10.05	$9.87

Net investment income(b)	0.26	0.28	0.27

Net realized and unrealized gain	0.47	0.32	0.19

Total from investment operations	0.73	0.60	0.46

Distributions to shareholders from net investment income	(0.34)	(0.32)	(0.26)

Distributions to shareholders from net realized gains	(0.19)	—	—

Distributions to shareholders from return of capital	—	—	(0.02)

Total distributions	(0.53)	(0.32)	(0.28)

Net asset value, end of period	$10.53	$10.33	$10.05

Total return(c)	6.93%	6.03%	4.72%

Net assets, end of period (in 000s)	$94,092	$81,064	$87,881

Ratio of net expenses to average net assets	0.44%	0.44%	0.44	%(d)

Ratio of total expenses to average net assets	0.59%	0.60%	0.67	%(d)

Ratio of net investment income to average net assets	2.37%	2.69%	3.00	%(d)

Portfolio turnover rate(e)	690%	742%	429%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	167

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Core Fixed Income Fund
	Class A Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.79	$10.41	$10.23	$10.40	$10.53

Net investment income(a)	0.14	0.22	0.25	0.19	0.19

Net realized and unrealized gain (loss)	0.29	0.51	0.19	(0.13)	(0.09)

Total from investment operations	0.43	0.73	0.44	0.06	0.10

Distributions to shareholders from net investment income	(0.21)	(0.27)	(0.26)	(0.23)	(0.23)

Distributions to shareholders from net realized gains	(0.25)	(0.08)	—	—	—

Total distributions	(0.46)	(0.35)	(0.26)	(0.23)	(0.23)

Net asset value, end of year	$10.76	$10.79	$10.41	$10.23	$10.40

Total return(b)	3.83%	7.07%	4.40%	0.56%	0.94%

Net assets, end of year (in 000s)	$164,129	$125,490	$57,754	$62,399	$148,548

Ratio of net expenses to average net assets	0.70%	0.74%	0.79%	0.79%	0.79%

Ratio of total expenses to average net assets	0.81%	0.84%	0.86%	0.84%	0.84%

Ratio of net investment income to average net assets	1.26%	2.07%	2.45%	1.82%	1.77%

Portfolio turnover rate(c)	575%	693%	396%	273%	363%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

168	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Core Fixed Income Fund
	Class C Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.84	$10.46	$10.29	$10.46	$10.59

Net investment income(a)	0.06	0.15	0.17	0.11	0.11

Net realized and unrealized gain (loss)	0.29	0.50	0.19	(0.13)	(0.09)

Total from investment operations	0.35	0.65	0.36	(0.02)	0.02

Distributions to shareholders from net investment income	(0.12)	(0.19)	(0.19)	(0.15)	(0.15)

Distributions to shareholders from net realized gains	(0.25)	(0.08)	—	—	—

Total distributions	(0.37)	(0.27)	(0.19)	(0.15)	(0.15)

Net asset value, end of year	$10.82	$10.84	$10.46	$10.29	$10.46

Total return(b)	3.05%	6.25%	3.52%	(0.18)%	0.20%

Net assets, end of year (in 000s)	$12,416	$8,331	$6,585	$9,817	$15,714

Ratio of net expenses to average net assets	1.45%	1.50%	1.54%	1.54%	1.54%

Ratio of total expenses to average net assets	1.56%	1.60%	1.61%	1.59%	1.59%

Ratio of net investment income to average net assets	0.50%	1.37%	1.67%	1.09%	1.02%

Portfolio turnover rate(c)	575%	693%	396%	273%	363%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	169

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Core Fixed Income Fund
	Institutional Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.83	$10.45	$10.27	$10.45	$10.57

Net investment income(a)	0.17	0.26	0.27	0.23	0.22

Net realized and unrealized gain (loss)	0.30	0.51	0.21	(0.14)	(0.07)

Total from investment operations	0.47	0.77	0.48	0.09	0.15

Distributions to shareholders from net investment income	(0.24)	(0.31)	(0.30)	(0.27)	(0.27)

Distributions to shareholders from net realized gains	(0.25)	(0.08)	—	—	—

Total distributions	(0.49)	(0.39)	(0.30)	(0.27)	(0.27)

Net asset value, end of year	$10.81	$10.83	$10.45	$10.27	$10.45

Total return(b)	4.17%	7.41%	4.75%	0.81%	1.38%

Net assets, end of year (in 000s)	$645,062	$292,906	$181,702	$850,477	$776,135

Ratio of net expenses to average net assets	0.37%	0.41%	0.45%	0.45%	0.44%

Ratio of total expenses to average net assets	0.47%	0.51%	0.51%	0.50%	0.50%

Ratio of net investment income to average net assets	1.55%	2.46%	2.66%	2.20%	2.11%

Portfolio turnover rate(c)	575%	693%	396%	273%	363%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

170	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Core Fixed Income Fund
	Service Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.83	$10.46	$10.28	$10.45	$10.58

Net investment income(a)	0.13	0.21	0.23	0.18	0.17

Net realized and unrealized gain (loss)	0.29	0.50	0.20	(0.14)	(0.09)

Total from investment operations	0.42	0.71	0.43	0.04	0.08

Distributions to shareholders from net investment income	(0.19)	(0.26)	(0.25)	(0.21)	(0.21)

Distributions to shareholders from net realized gains	(0.25)	(0.08)	—	—	—

Total distributions	(0.44)	(0.34)	(0.25)	(0.21)	(0.21)

Net asset value, end of year	$10.81	$10.83	$10.46	$10.28	$10.45

Total return(b)	3.65%	6.87%	4.23%	0.41%	0.79%

Net assets, end of year (in 000s)	$1,070	$1,141	$855	$1,035	$1,522

Ratio of net expenses to average net assets	0.87%	0.91%	0.95%	0.95%	0.94%

Ratio of total expenses to average net assets	0.98%	1.01%	1.02%	1.00%	1.00%

Ratio of net investment income to average net assets	1.11%	1.95%	2.28%	1.68%	1.61%

Portfolio turnover rate(c)	575%	693%	396%	273%	363%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	171

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Core Fixed Income Fund
	Investor Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.80	$10.42	$10.24	$10.41	$10.54

Net investment income(a)	0.16	0.24	0.27	0.22	0.21

Net realized and unrealized gain (loss)	0.30	0.52	0.20	(0.13)	(0.08)

Total from investment operations	0.46	0.76	0.47	0.09	0.13

Distributions to shareholders from net investment income	(0.24)	(0.30)	(0.29)	(0.26)	(0.26)

Distributions to shareholders from net realized gains	(0.25)	(0.08)	—	—	—

Total distributions	(0.49)	(0.38)	(0.29)	(0.26)	(0.26)

Net asset value, end of year	$10.77	$10.80	$10.42	$10.24	$10.41

Total return(b)	4.09%	7.33%	4.66%	0.81%	1.19%

Net assets, end of year (in 000s)	$426,467	$122,100	$17,645	$45,129	$38,620

Ratio of net expenses to average net assets	0.45%	0.48%	0.54%	0.54%	0.53%

Ratio of total expenses to average net assets	0.56%	0.59%	0.60%	0.59%	0.59%

Ratio of net investment income to average net assets	1.46%	2.27%	2.66%	2.11%	2.01%

Portfolio turnover rate(c)	575%	693%	396%	273%	363%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

172	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Core Fixed Income Fund
	Class R6 Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.84	$10.46	$10.28	$10.45	$10.57

Net investment income(a)	0.19	0.27	0.29	0.26	0.23

Net realized and unrealized gain (loss)	0.29	0.50	0.19	(0.16)	(0.08)

Total from investment operations	0.48	0.77	0.48	0.10	0.15

Distributions to shareholders from net investment income	(0.25)	(0.31)	(0.30)	(0.27)	(0.27)

Distributions to shareholders from net realized gains	(0.25)	(0.08)	—	—	—

Total Distributions	(0.50)	(0.39)	(0.30)	(0.27)	(0.27)

Net asset value, end of year	$10.82	$10.84	$10.46	$10.28	$10.45

Total Return(b)	4.18%	7.41%	4.76%	0.92%	1.40%

Net assets, end of year (in 000s)	$39,378	$152,821	$219,927	$8,482	$56,117

Ratio of net expenses to average net assets	0.36%	0.40%	0.44%	0.43%	0.42%

Ratio of total expenses to average net assets	0.47%	0.50%	0.51%	0.47%	0.48%

Ratio of net investment income to average net assets	1.71%	2.51%	2.84%	2.50%	2.13%

Portfolio turnover rate(c)	575%	693%	396%	273%	363%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	173

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Core Fixed Income Fund
	Class R Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.79	$10.42	$10.24	$10.41	$10.54

Net investment income(a)	0.12	0.20	0.22	0.17	0.16

Net realized and unrealized gain (loss)	0.29	0.50	0.20	(0.14)	(0.09)

Total from investment operations	0.41	0.70	0.42	0.03	0.07

Distributions to shareholders from net investment income	(0.18)	(0.25)	(0.24)	(0.20)	(0.20)

Distributions to shareholders from net realized gains	(0.25)	(0.08)	—	—	—

Total distributions	(0.43)	(0.33)	(0.24)	(0.20)	(0.20)

Net asset value, end of year	$10.77	$10.79	$10.42	$10.24	$10.41

Total return(b)	3.57%	6.70%	4.14%	0.31%	0.69%

Net assets, end of year (in 000s)	$4,864	$4,774	$4,444	$4,637	$944

Ratio of net expenses to average net assets	0.95%	1.00%	1.04%	1.04%	1.03%

Ratio of total expenses to average net assets	1.06%	1.10%	1.11%	1.09%	1.10%

Ratio of net investment income to average net assets	1.02%	1.88%	2.20%	1.63%	1.50%

Portfolio turnover rate(c)	575%	693%	396%	273%	363%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

174	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Core Fixed Income Fund
	Class P Shares
	Year Ended March 31,		Period Ended March 31, 2019(a)
	2021	2020
Per Share Data

Net asset value, beginning of period	$10.85	$10.47	$10.20

Net investment income(b)	0.18	0.27	0.28

Net realized and unrealized gain	0.29	0.50	0.27

Total from investment operations	0.47	0.77	0.55

Distributions to shareholders from net investment income	(0.25)	(0.31)	(0.28)

Distributions to shareholders from net realized gains	(0.25)	(0.08)	—

Total distributions	(0.50)	(0.39)	(0.28)

Net asset value, end of period	$10.82	$10.85	$10.47

Total return(c)	4.18%	7.41%	5.50%

Net assets, end of period (in 000s)	$809,047	$704,747	$595,010

Ratio of net expenses to average net assets	0.36%	0.40%	0.44	%(d)

Ratio of total expenses to average net assets	0.46%	0.50%	0.52	%(d)

Ratio of net investment income to average net assets	1.60%	2.47%	2.91	%(d)

Portfolio turnover rate(e)	575%	693%	396%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	175

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Core Fixed Income Fund
	Class A Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$12.72	$12.47	$12.17	$12.21	$12.24

Net investment income(a)	0.14	0.14	0.17	0.09	0.09

Net realized and unrealized gain (loss)	0.54	0.47	0.31	0.08	0.05

Total from investment operations	0.68	0.61	0.48	0.17	0.14

Distributions to shareholders from net investment income	(0.32)	(0.20)	(0.18)	(0.21)	(0.12)

Distributions to shareholders from net realized gains	(0.35)	(0.16)	—	—	(0.05)

Total distributions	(0.67)	(0.36)	(0.18)	(0.21)	(0.17)

Net asset value, end of year	$12.73	$12.72	$12.47	$12.17	$12.21

Total return(b)	5.15%	4.88%	3.99%	1.38%	1.14%

Net assets, end of year (in 000s)	$52,270	$42,358	$63,453	$78,752	$136,317

Ratio of net expenses to average net assets	1.00%	1.01%	1.03%	1.03%	1.03%

Ratio of total expenses to average net assets	1.17%	1.13%	1.20%	1.14%	1.13%

Ratio of net investment income to average net assets	1.07%	1.08%	1.39%	0.76%	0.71%

Portfolio turnover rate(c)	522%	610%	302%	172%	289%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

176	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Core Fixed Income Fund
	Class C Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$12.61	$12.37	$12.07	$12.11	$12.14

Net investment income(a)	0.04	0.04	0.08	0.01	— (b)

Net realized and unrealized gain	0.54	0.46	0.31	0.07	0.05

Total from investment operations	0.58	0.50	0.39	0.08	0.05

Distributions to shareholders from net investment income	(0.22)	(0.10)	(0.09)	(0.12)	(0.03)

Distributions to shareholders from net realized gains	(0.35)	(0.16)	—	—	(0.05)

Total distributions	(0.57)	(0.26)	(0.09)	(0.12)	(0.08)

Net asset value, end of year	$12.62	$12.61	$12.37	$12.07	$12.11

Total return(c)	4.40%	4.06%	3.24%	0.68%	0.42%

Net assets, end of year (in 000s)	$4,799	$6,300	$8,725	$12,984	$20,808

Ratio of net expenses to average net assets	1.75%	1.76%	1.78%	1.74%	1.74%

Ratio of total expenses to average net assets	1.91%	1.88%	1.94%	1.89%	1.88%

Ratio of net investment income (loss) to average net assets	0.33%	0.33%	0.63%	0.05%	(0.03)%

Portfolio turnover rate(d)	522%	610%	302%	172%	289%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	177

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Core Fixed Income Fund
	Institutional Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$12.70	$12.45	$12.15	$12.19	$12.22

Net investment income(a)	0.18	0.18	0.21	0.13	0.13

Net realized and unrealized gain	0.53	0.47	0.31	0.08	0.05

Total from investment operations	0.71	0.65	0.52	0.21	0.18

Distributions to shareholders from net investment income	(0.36)	(0.24)	(0.22)	(0.25)	(0.16)

Distributions to shareholders from net realized gains	(0.35)	(0.16)	—	—	(0.05)

Total distributions	(0.71)	(0.40)	(0.22)	(0.25)	(0.21)

Net asset value, end of year	$12.70	$12.70	$12.45	$12.15	$12.19

Total return(b)	5.48%	5.22%	4.34%	1.72%	1.48%

Net assets, end of year (in 000s)	$282,633	$250,976	$252,456	$321,021	$627,253

Ratio of net expenses to average net assets	0.69%	0.69%	0.69%	0.69%	0.69%

Ratio of total expenses to average net assets	0.83%	0.79%	0.86%	0.80%	0.79%

Ratio of net investment income to average net assets	1.38%	1.37%	1.73%	1.08%	1.05%

Portfolio turnover rate(c)	522%	610%	302%	172%	289%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

178	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Core Fixed Income Fund
	Service Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$12.62	$12.38	$12.09	$12.12	$12.16

Net investment income(a)	0.11	0.13	0.15	0.07	0.07

Net realized and unrealized gain	0.55	0.44	0.30	0.09	0.04

Total from investment operations	0.66	0.57	0.45	0.16	0.11

Distributions to shareholders from net investment income	(0.30)	(0.17)	(0.16)	(0.19)	(0.10)

Distributions to shareholders from net realized gains	(0.35)	(0.16)	—	—	(0.05)

Total distributions	(0.65)	(0.33)	(0.16)	(0.19)	(0.15)

Net asset value, end of year	$12.63	$12.62	$12.38	$12.09	$12.12

Total return(b)	4.98%	4.71%	3.75%	1.31%	0.90%

Net assets, end of year (in 000s)	$653	$196	$1,930	$1,799	$2,772

Ratio of net expenses to average net assets	1.18%	1.19%	1.19%	1.19%	1.19%

Ratio of total expenses to average net assets	1.34%	1.30%	1.36%	1.30%	1.29%

Ratio of net investment income to average net assets	0.85%	1.02%	1.24%	0.60%	0.56%

Portfolio turnover rate(c)	522%	610%	302%	172%	289%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	179

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Core Fixed Income Fund
	Investor Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$12.67	$12.43	$12.13	$12.17	$12.20

Net investment income(a)	0.17	0.17	0.20	0.12	0.11

Net realized and unrealized gain	0.54	0.46	0.31	0.08	0.06

Total from investment operations	0.71	0.63	0.51	0.20	0.17

Distributions to shareholders from net investment income	(0.35)	(0.23)	(0.21)	(0.24)	(0.15)

Distributions to shareholders from net realized gains	(0.35)	(0.16)	—	—	(0.05)

Total distributions	(0.70)	(0.39)	(0.21)	(0.24)	(0.20)

Net asset value, end of year	$12.68	$12.67	$12.43	$12.13	$12.17

Total return(b)	5.43%	5.07%	4.25%	1.63%	1.39%

Net assets, end of year (in 000s)	$73,477	$47,717	$53,615	$62,988	$97,332

Ratio of net expenses to average net assets	0.75%	0.76%	0.78%	0.78%	0.78%

Ratio of total expenses to average net assets	0.92%	0.88%	0.95%	0.89%	0.88%

Ratio of net investment income to average net assets	1.31%	1.31%	1.64%	1.00%	0.90%

Portfolio turnover rate(c)	522%	610%	302%	172%	289%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

180	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Core Fixed Income Fund
	Class R6 Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$12.70	$12.45	$12.16	$12.19	$12.22

Net investment income(a)	0.19	0.17	0.21	0.15	0.11

Net realized and unrealized gain	0.53	0.48	0.30	0.07	0.07

Total from investment operations	0.72	0.65	0.51	0.22	0.18

Distributions to shareholders from net investment income	(0.36)	(0.24)	(0.22)	(0.25)	(0.16)

Distributions to shareholders from net realized gains	(0.35)	(0.16)	—	—	(0.05)

Total distributions	(0.71)	(0.40)	(0.22)	(0.25)	(0.21)

Net asset value, end of year	$12.71	$12.70	$12.45	$12.16	$12.19

Total return(b)	5.49%	5.22%	4.35%	1.73%	1.50%

Net assets, end of year (in 000s)	$264,049	$311,837	$228,163	$268,413	$5,468

Ratio of net expenses to average net assets	0.68%	0.68%	0.68%	0.68%	0.67%

Ratio of total expenses to average net assets	0.82%	0.78%	0.85%	0.78%	0.77%

Ratio of net investment income to average net assets	1.40%	1.36%	1.74%	1.25%	0.92%

Portfolio turnover rate(c)	522%	610%	302%	172%	289%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	181

GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Core Fixed Income Fund
	Class P Shares
	Year Ended March 31,		Period Ended March 31, 2019(a)
	2021	2020
Per Share Data

Net asset value, beginning of period	$12.71	$12.46	$12.10

Net investment income(b)	0.19	0.18	0.21

Net realized and unrealized gain	0.53	0.47	0.36

Total from investment operations	0.72	0.65	0.57

Distributions to shareholders from net investment income	(0.36)	(0.24)	(0.21)

Distributions to shareholders from net realized gains	(0.35)	(0.16)	—

Total distributions	(0.71)	(0.40)	(0.21)

Net asset value, end of period	$12.72	$12.71	$12.46

Total return(c)	5.49%	5.22%	4.77%

Net assets, end of period (in 000s)	$8,889	$7,900	$8,170

Ratio of net expenses to average net assets	0.68%	0.68%	0.69	%(d)

Ratio of total expenses to average net assets	0.82%	0.78%	0.87	%(d)

Ratio of net investment income to average net assets	1.40%	1.38%	1.82	%(d)

Portfolio turnover rate(e)	522%	610%	302%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

182	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Income Fund
	Class A Shares
	Year Ended March 31, 2021	Period Ended March 31, 2020(a)
Per Share Data

Net asset value, beginning of period	$8.88	$10.00

Net investment income(b)	0.33	0.11

Net realized and unrealized gain (loss)	1.43	(1.11)

Total from investment operations	1.76	(1.00)

Distributions to shareholders from net investment income	(0.35)	(0.12)

Distributions to shareholders from net realized gains	(0.04)	—

Total distributions	(0.39)	(0.12)

Net asset value, end of period	$10.25	$8.88

Total return(c)	19.94%	(10.14)%

Net assets, end of period (in 000s)	$501	$142

Ratio of net expenses to average net assets	0.97%	0.98	%(d)

Ratio of total expenses to average net assets	1.71%	2.58	%(d)

Ratio of net investment income to average net assets	3.19%	3.44	%(d)

Portfolio turnover rate(e)	363%	110%

(a)	Commenced operations on December 3, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	183

GOLDMAN SACHS INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Income Fund
	Class C Shares
	Year Ended March 31, 2021	Period Ended March 31, 2020(a)
Per Share Data

Net asset value, beginning of period	$8.88	$10.00

Net investment income(b)	0.26	0.09

Net realized and unrealized gain (loss)	1.42	(1.12)

Total from investment operations	1.68	(1.03)

Distributions to shareholders from net investment income	(0.27)	(0.09)

Distributions to shareholders from net realized gains	(0.04)	—

Total distributions	(0.31)	(0.09)

Net asset value, end of period	$10.25	$8.88

Total return(c)	19.06%	(10.35)%

Net assets, end of period (in 000s)	$77	$65

Ratio of net expenses to average net assets	1.72%	1.73	%(d)

Ratio of total expenses to average net assets	2.71%	3.40	%(d)

Ratio of net investment income to average net assets	2.52%	2.67	%(d)

Portfolio turnover rate(e)	363%	110%

(a)	Commenced operations on December 3, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

184	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Income Fund
	Institutional Shares
	Year Ended March 31, 2021	Peiod Ended March 31, 2020(a)
Per Share Data

Net asset value, beginning of period	$8.88	$10.00

Net investment income(b)	0.37	0.12

Net realized and unrealized gain (loss)	1.42	(1.11)

Total from investment operations	1.79	(0.99)

Distributions to shareholders from net investment income	(0.38)	(0.13)

Distributions to shareholders from net realized gains	(0.04)	—

Total distributions	(0.42)	(0.13)

Net asset value, end of period	$10.25	$8.88

Total return(c)	20.34%	(10.03)%

Net assets, end of period (in 000s)	$25,710	$22,264

Ratio of net expenses to average net assets	0.64%	0.64	%(d)

Ratio of total expenses to average net assets	1.75%	2.53	%(d)

Ratio of net investment income to average net assets	3.63%	3.72	%(d)

Portfolio turnover rate(e)	363%	110%

(a)	Commenced operations on December 3, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	185

GOLDMAN SACHS INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Income Fund
	Investor Shares
	Year Ended March 31, 2021	Period Ended March 31, 2020(a)
Per Share Data

Net asset value, beginning of period	$8.88	$10.00

Net investment income(b)	0.36	0.12

Net realized and unrealized gain (loss)	1.43	(1.12)

Total from investment operations	1.79	(1.00)

Distributions to shareholders from net investment income	(0.38)	(0.12)

Distributions to shareholders from net realized gains	(0.04)	—

Total distributions	(0.42)	(0.12)

Net asset value, end of period	$10.25	$8.88

Total return(c)	20.24%	(10.06)%

Net assets, end of period (in 000s)	$54	$45

Ratio of net expenses to average net assets	0.72%	0.73	%(d)

Ratio of total expenses to average net assets	1.81%	2.62	%(d)

Ratio of net investment income to average net assets	3.54%	3.63	%(d)

Portfolio turnover rate(e)	363%	110%

(a)	Commenced operations on December 3, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

186	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Income Fund
	Class R6 Shares
	Year Ended March 31, 2021	Period Ended March 31, 2020(a)
Per Share Data

Net asset value, beginning of period	$8.88	$10.00

Net investment income(b)	0.37	0.12

Net realized and unrealized gain (loss)	1.43	(1.11)

Total from investment operations	1.80	(0.99)

Distributions to shareholders from net investment income	(0.39)	(0.13)

Distributions to shareholders from net realized gains	(0.04)	—

Total distributions	(0.43)	(0.13)

Net asset value, end of period	$10.25	$8.88

Total return(c)	20.35%	(10.03)%

Net assets, end of period (in 000s)	$54	$45

Ratio of net expenses to average net assets	0.63%	0.63	%(d)

Ratio of total expenses to average net assets	1.72%	2.52	%(d)

Ratio of net investment income to average net assets	3.64%	3.73	%(d)

Portfolio turnover rate(e)	363%	110%

(a)	Commenced operations on December 3, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	187

GOLDMAN SACHS INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Income Fund
	Class R Shares
	Year Ended March 31, 2021	Peiod Ended March 31, 2020(a)
Per Share Data

Net asset value, beginning of period	$8.88	$10.00

Net investment income(b)	0.31	0.10

Net realized and unrealized gain (loss)	1.43	(1.11)

Total from investment operations	1.74	(1.01)

Distributions to shareholders from net investment income	(0.33)	(0.11)

Distributions to shareholders from net realized gains	(0.04)	—

Total distributions	(0.37)	(0.11)

Net asset value, end of period	$10.25	$8.88

Total return(c)	19.65%	(10.21)%

Net assets, end of period (in 000s)	$54	$45

Ratio of net expenses to average net assets	1.22%	1.23	%(d)

Ratio of total expenses to average net assets	2.32%	3.12	%(d)

Ratio of net investment income to average net assets	3.04%	3.13	%(d)

Portfolio turnover rate(e)	363%	110%

(a)	Commenced operations on December 3, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

188	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Income Fund
	Class P Shares
	Year Ended March 31, 2021	Period Ended March31, 2020(a)
Per Share Data

Net asset value, beginning of period	$8.88	$10.00

Net investment income(b)	0.36	0.12

Net realized and unrealized gain (loss)	1.44	(1.11)

Total from investment operations	1.80	(0.99)

Distributions to shareholders from net investment income	(0.39)	(0.13)

Distributions to shareholders from net realized gains	(0.04)	—

Total distributions	(0.43)	(0.13)

Net asset value, end of period	$10.25	$8.88

Total return(c)	20.35%	(10.03)%

Net assets, end of period (in 000s)	$89,424	$809

Ratio of net expenses to average net assets	0.63%	0.60	%(d)

Ratio of total expenses to average net assets	1.10%	0.63	%(d)

Ratio of net investment income to average net assets	3.46%	3.76	%(d)

Portfolio turnover rate(e)	363%	110%

(a)	Commenced operations on December 3, 2019.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	189

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Long Short Credit Strategies Fund
	Class A Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$7.93	$8.71	$9.19	$9.45	$9.47

Net investment income(a)	0.28	0.33	0.38	0.32	0.33

Net realized and unrealized gain (loss)	0.99	(0.73)	(0.34)	(0.24)	(0.03)

Total from investment operations	1.27	(0.40)	0.04	0.08	0.30

Distributions to shareholders from net investment income	(0.28)	(0.38)	(0.52)	(0.34)	(0.32)

Net asset value, end of year	$8.92	$7.93	$8.71	$9.19	$9.45

Total return(b)	16.07%	(4.90)%	0.61%	0.86%	3.20%

Net assets, end of year (in 000s)	$1,894	$978	$3,169	$6,984	$12,673

Ratio of net expenses to average net assets	1.46%	1.47%	1.47%	1.43%	1.45%

Ratio of total expenses to average net assets	1.72%	1.84%	1.74%	1.54%	1.62%

Ratio of net investment income to average net assets	3.19%	3.74%	4.15%	3.40%	3.43%

Portfolio turnover rate(c)	112%	164%	220%	267%	266%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

190	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Long Short Credit Strategies Fund
	Class C Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$7.93	$8.70	$9.19	$9.45	$9.47

Net investment income(a)	0.22	0.26	0.31	0.25	0.26

Net realized and unrealized gain (loss)	0.97	(0.72)	(0.34)	(0.24)	(0.03)

Total from investment operations	1.19	(0.46)	(0.03)	0.01	0.23

Distributions to shareholders from net investment income	(0.21)	(0.31)	(0.46)	(0.27)	(0.25)

Net asset value, end of year	$8.91	$7.93	$8.70	$9.19	$9.45

Total return(b)	15.08%	(5.50)%	(0.25)%	0.12%	2.43%

Net assets, end of year (in 000s)	$423	$543	$1,092	$1,545	$2,692

Ratio of net expenses to average net assets	2.21%	2.22%	2.22%	2.18%	2.20%

Ratio of total expenses to average net assets	2.51%	2.60%	2.52%	2.29%	2.37%

Ratio of net investment income to average net assets	2.52%	3.00%	3.39%	2.65%	2.68%

Portfolio turnover rate(c)	112%	164%	220%	267%	266%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	191

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Long Short Credit Strategies Fund
	Institutional Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$7.92	$8.70	$9.18	$9.44	$9.46

Net investment income(a)	0.31	0.35	0.41	0.35	0.36

Net realized and unrealized gain (loss)	0.99	(0.72)	(0.34)	(0.23)	(0.03)

Total from investment operations	1.30	(0.37)	0.07	0.12	0.33

Distributions to shareholders from net investment income	(0.31)	(0.41)	(0.55)	(0.38)	(0.35)

Net asset value, end of year	$8.91	$7.92	$8.70	$9.18	$9.44

Total return(b)	16.47%	(4.59)%	0.84%	1.32%	3.55%

Net assets, end of year (in 000s)	$14,905	$14,592	$22,611	$199,256	$189,429

Ratio of net expenses to average net assets	1.13%	1.13%	1.13%	1.09%	1.11%

Ratio of total expenses to average net assets	1.42%	1.50%	1.30%	1.19%	1.28%

Ratio of net investment income to average net assets	3.57%	4.07%	4.45%	3.74%	3.77%

Portfolio turnover rate(c)	112%	164%	220%	267%	266%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

192	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Long Short Credit Strategies Fund
	Investor Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$7.93	$8.70	$9.19	$9.45	$9.47

Net investment income(a)	0.31	0.35	0.40	0.35	0.35

Net realized and unrealized gain (loss)	0.98	(0.72)	(0.34)	(0.24)	(0.03)

Total from investment operations	1.29	(0.37)	0.06	0.11	0.32

Distributions to shareholders from net investment income	(0.30)	(0.40)	(0.55)	(0.37)	(0.34)

Net asset value, end of year	$8.92	$7.93	$8.70	$9.19	$9.45

Total return(b)	16.36%	(4.56)%	0.75%	1.12%	3.45%

Net assets, end of year (in 000s)	$2,406	$2,187	$4,261	$7,357	$9,347

Ratio of net expenses to average net assets	1.21%	1.22%	1.22%	1.18%	1.20%

Ratio of total expenses to average net assets	1.49%	1.59%	1.50%	1.28%	1.38%

Ratio of net investment income to average net assets	3.49%	3.99%	4.41%	3.66%	3.69%

Portfolio turnover rate(c)	112%	164%	220%	267%	266%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	193

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Long Short Credit Strategies Fund
	Class R6 Shares
	Year Ended March 31,			Period Ended March 31, 2018(a)
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$7.93	$8.70	$9.18	$9.48

Net investment income(b)	0.31	0.35	0.40	0.13

Net realized and unrealized gain (loss)	0.98	(0.71)	(0.33)	(0.20)

Total from investment operations	1.29	(0.36)	0.07	(0.07)

Distributions to shareholders from net investment income	(0.31)	(0.41)	(0.55)	(0.23)

Net asset value, end of period	$8.91	$7.93	$8.70	$9.18

Total return(c)	16.33%	(4.46)%	0.85%	(0.62)%

Net assets, end of period (in 000s)	$1,654	$2,218	$1,823	$3,612

Ratio of net expenses to average net assets	1.12%	1.12%	1.12%	1.11	%(d)

Ratio of total expenses to average net assets	1.39%	1.50%	1.43%	1.05	%(d)

Ratio of net investment income to average net assets	3.57%	4.07%	4.49%	4.27	%(d)

Portfolio turnover rate(e)	112%	164%	220%	267%

(a)	Commenced operations on November 30, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges ( if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

194	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Long Short Credit Strategies Fund
	Class R Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$7.93	$8.70	$9.19	$9.45	$9.47

Net investment income(a)	0.26	0.30	0.35	0.30	0.30

Net realized and unrealized gain (loss)	0.98	(0.71)	(0.34)	(0.24)	(0.02)

Total from investment operations	1.24	(0.41)	0.01	0.06	0.28

Distributions to shareholders from net investment income	(0.26)	(0.36)	(0.50)	(0.32)	(0.30)

Net asset value, end of year	$8.91	$7.93	$8.70	$9.19	$9.45

Total return(b)	15.65%	(5.03)%	0.24%	0.61%	2.94%

Net assets, end of year (in 000s)	$29	$24	$26	$36	$35

Ratio of net expenses to average net assets	1.71%	1.72%	1.72%	1.68%	1.70%

Ratio of total expenses to average net assets	1.98%	2.09%	2.01%	1.78%	1.87%

Ratio of net investment income to average net assets	2.98%	3.48%	3.88%	3.15%	3.18%

Portfolio turnover rate(c)	112%	164%	220%	267%	266%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	195

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Long Short Credit Strategies Fund
	Class P Shares
	Year Ended March 31,		Period Ended March 31, 2019(a)
	2021	2020
Per Share Data

Net asset value, beginning of period	$7.92	$8.69	$9.25

Net investment income(b)	0.31	0.35	0.38

Net realized and unrealized gain (loss)	0.98	(0.71)	(0.40)

Total from investment operations	1.29	(0.36)	(0.02)

Distributions to shareholders from net investment income	(0.31)	(0.41)	(0.54)

Net asset value, end of period	$8.90	$7.92	$8.69

Total return(c)	16.35%	(4.47)%	(0.07)%

Net assets, end of period (in 000s)	$106,377	$76,234	$87,163

Ratio of net expenses to average net assets	1.12%	1.12%	1.12	%(d)

Ratio of total expenses to average net assets	1.38%	1.49%	1.52	%(d)

Ratio of net investment income to average net assets	3.55%	4.08%	4.55	%(d)

Portfolio turnover rate(e)	112%	164%	220%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

196	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Income Fund
	Class A Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$8.48	$9.28	$9.54	$9.70	$9.41

Net investment income(a)	0.31	0.26	0.35	0.17	0.19

Net realized and unrealized gain (loss)	0.99	(0.78)	(0.31)	(0.25)	0.26

Total from investment operations	1.30	(0.52)	0.04	(0.08)	0.45

Distributions to shareholders from net investment income	(0.35)	— (b)	(0.05)	(0.05)	(0.11)

Distributions to shareholders from return of capital	(0.02)	(0.28)	(0.25)	(0.03)	(0.05)

Total distributions	(0.37)	(0.28)	(0.30)	(0.08)	(0.16)

Net asset value, end of year	$9.41	$8.48	$9.28	$9.54	$9.70

Total return(c)	15.12%	(5.64)%	0.46%	(0.86)%	4.84%

Net assets, end of year (in 000s)	$126,488	$115,257	$202,337	$311,146	$646,435

Ratio of net expenses to average net assets	1.02%	1.01%	0.99%	0.95%	0.92%

Ratio of total expenses to average net assets	1.05%	1.04%	1.01%	0.95%	0.93%

Ratio of net investment income to average net assets	3.27%	2.84%	3.72%	1.81%	1.96%

Portfolio turnover rate(d)	722%	491%	169%	128%	184%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	197

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Income Fund
	Class C Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$8.46	$9.25	$9.52	$9.71	$9.41

Net investment income(a)	0.24	0.19	0.28	0.10	0.12

Net realized and unrealized gain (loss)	0.98	(0.77)	(0.32)	(0.26)	0.28

Total from investment operations	1.22	(0.58)	(0.04)	(0.16)	0.40

Distributions to shareholders from net investment income	(0.27)	— (b)	(0.04)	(0.02)	(0.07)

Distributions to shareholders from return of capital	(0.02)	(0.21)	(0.19)	(0.01)	(0.03)

Total distributions	(0.29)	(0.21)	(0.23)	(0.03)	(0.10)

Net asset value, end of year	$9.39	$8.46	$9.25	$9.52	$9.71

Total return(c)	14.24%	(6.27)%	(0.41)%	(1.60)%	4.25%

Net assets, end of year (in 000s)	$55,099	$89,308	$150,514	$252,929	$448,657

Ratio of net expenses to average net assets	1.77%	1.77%	1.74%	1.70%	1.60%

Ratio of total expenses to average net assets	1.80%	1.79%	1.76%	1.70%	1.68%

Ratio of net investment income to average net assets	2.54%	2.10%	2.97%	1.01%	1.26%

Portfolio turnover rate(d)	722%	491%	169%	128%	184%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

198	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Income Fund
	Institutional Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$8.49	$9.28	$9.55	$9.70	$9.41

Net investment income(a)	0.34	0.29	0.38	0.20	0.22

Net realized and unrealized gain (loss)	0.99	(0.76)	(0.32)	(0.25)	0.26

Total from investment operations	1.33	(0.47)	0.06	(0.05)	0.48

Distributions to shareholders from net investment income	(0.38)	(0.01)	(0.06)	(0.07)	(0.13)

Distributions to shareholders from return of capital	(0.02)	(0.31)	(0.27)	(0.03)	(0.06)

Total distributions	(0.40)	(0.32)	(0.33)	(0.10)	(0.19)

Net asset value, end of year	$9.42	$8.49	$9.28	$9.55	$9.70

Total return(b)	15.62%	(5.31)%	0.71%	(0.49)%	5.19%

Net assets, end of year (in 000s)	$437,445	$564,586	$950,665	$3,849,088	$6,435,385

Ratio of net expenses to average net assets	0.69%	0.68%	0.65%	0.61%	0.58%

Ratio of total expenses to average net assets	0.71%	0.70%	0.66%	0.61%	0.59%

Ratio of net investment income to average net assets	3.61%	3.18%	4.10%	2.08%	2.31%

Portfolio turnover rate(c)	722%	491%	169%	128%	184%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	199

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Income Fund
	Investor Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$8.48	$9.28	$9.55	$9.70	$9.41

Net investment income(a)	0.33	0.29	0.37	0.19	0.21

Net realized and unrealized gain (loss)	1.00	(0.78)	(0.32)	(0.24)	0.26

Total from investment operations	1.33	(0.49)	0.05	(0.05)	0.47

Distributions to shareholders from net investment income	(0.37)	(0.01)	(0.05)	(0.07)	(0.13)

Distributions to shareholders from return of capital	(0.02)	(0.30)	(0.27)	(0.03)	(0.05)

Total distributions	(0.39)	(0.31)	(0.32)	(0.10)	(0.18)

Net asset value, end of year	$9.42	$8.48	$9.28	$9.55	$9.70

Total return(b)	15.52%	(5.40)%	0.61%	(0.56)%	5.10%

Net assets, end of year (in 000s)	$22,711	$25,179	$96,019	$189,884	$345,997

Ratio of net expenses to average net assets	0.77%	0.76%	0.74%	0.70%	0.67%

Ratio of total expenses to average net assets	0.80%	0.79%	0.76%	0.70%	0.68%

Ratio of net investment income to average net assets	3.53%	3.15%	3.98%	2.01%	2.23%

Portfolio turnover rate(c)	722%	491%	169%	128%	184%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

200	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Income Fund
	Class R6 Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$8.48	$9.28	$9.55	$9.70	$9.41

Net investment income(a)	0.34	0.29	0.35	0.21	0.21

Net realized and unrealized gain (loss)	0.99	(0.77)	(0.29)	(0.26)	0.27

Total from investment operations	1.33	(0.48)	0.06	(0.05)	0.48

Distributions to shareholders from net investment income	(0.38)	(0.01)	(0.10)	(0.06)	(0.13)

Distributions to shareholders from return of capital	(0.02)	(0.31)	(0.23)	(0.04)	(0.06)

Total distributions	(0.40)	(0.32)	(0.33)	(0.10)	(0.19)

Net asset value, end of year	$9.41	$8.48	$9.28	$9.55	$9.70

Total return(b)	15.51%	(5.30)%	0.70%	(0.48)%	5.21%

Net assets, end of year (in 000s)	$4,023	$6,779	$25,882	$24,628	$66,431

Ratio of net expenses to average net assets	0.68%	0.67%	0.64%	0.60%	0.56%

Ratio of total expenses to average net assets	0.70%	0.69%	0.66%	0.60%	0.57%

Ratio of net investment income to average net assets	3.63%	3.16%	3.73%	2.14%	2.18%

Portfolio turnover rate(c)	722%	491%	169%	128%	184%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	201

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Strategic Income Fund
	Class R Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$8.47	$9.26	$9.53	$9.70	$9.40

Net investment income(a)	0.29	0.24	0.32	0.14	0.16

Net realized and unrealized gain (loss)	0.98	(0.77)	(0.31)	(0.25)	0.28

Total from investment operations	1.27	(0.53)	0.01	(0.11)	0.44

Distributions to shareholders from net investment income	(0.32)	—	(0.05)	(0.04)	(0.10)

Distributions to shareholders from return of capital	(0.02)	(0.26)	(0.23)	(0.02)	(0.04)

Total distributions	(0.34)	(0.26)	(0.28)	(0.06)	(0.14)

Net asset value, end of year	$9.40	$8.47	$9.26	$9.53	$9.70

Total return(b)	14.98%	(5.89)%	0.10%	(1.12)%	4.71%

Net assets, end of year (in 000s)	$2,539	$3,056	$4,986	$7,361	$9,577

Ratio of net expenses to average net assets	1.27%	1.27%	1.24%	1.20%	1.14%

Ratio of total expenses to average net assets	1.30%	1.29%	1.26%	1.20%	1.18%

Ratio of net investment income to average net assets	3.04%	2.59%	3.46%	1.46%	1.66%

Portfolio turnover rate(c)	722%	491%	169%	128%	184%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

202	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Strategic Income Fund
	Class P Shares
	Year Ended March 31,		Period Ended March 31, 2019(a)
	2021	2020
Per Share Data

Net asset value, beginning of period	$8.47	$9.27	$9.62

Net investment income(b)	0.34	0.29	0.33

Net realized and unrealized gain (loss)	0.99	(0.77)	(0.35)

Total from investment operations	1.33	(0.48)	(0.02)

Distributions to shareholders from net investment income	(0.38)	(0.01)	(0.06)

Distributions to shareholders from return of capital	(0.02)	(0.31)	(0.27)

Total distributions	(0.40)	(0.32)	(0.33)

Net asset value, end of period	$9.40	$8.47	$9.27

Total return(c)	15.53%	(5.31)%	(0.12)%

Net assets, end of period (in 000s)	$268,868	$235,966	$336,979

Ratio of net expenses to average net assets	0.68%	0.67%	0.64	%(d)

Ratio of total expenses to average net assets	0.70%	0.69%	0.68	%(d)

Ratio of net investment income to average net assets	3.62%	3.18%	3.84	%(d)

Portfolio turnover rate(e)	722%	491%	169%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	203

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements

March 31, 2021

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Bond and Core Fixed Income	A, C, Institutional, Service, Investor, R6, R and P	Diversified
Global Core Fixed Income*	A, C, Institutional, Service, Investor, R6 and P	Diversified
Income, Long Short Credit Strategies and Strategic Income	A, C, Institutional, Investor, R6, R and P	Diversified

*	Effective April 30, 2020, the Goldman Sachs Global Income Fund changed its name to the Goldman Sachs Global Core Fixed Income Fund.

Class A Shares are sold with a front-end sales charge of up to 3.75%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to each of the Bond, Core Fixed Income, Income, Long Short Credit Strategies and Strategic Income Funds pursuant to management agreements with the Trust. Goldman Sachs Asset Management International (“GSAMI”), an affiliate of GSAM and Goldman Sachs, serves as investment adviser pursuant to a management agreement with the Trust on behalf of the Global Core Fixed Income Fund (the management agreements with GSAM and GSAMI are collectively referred to herein as the “Agreements”).

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall

204

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class-specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Offering Costs — Offering costs paid in connection with the initial offering of shares of the Income Fund have been amortized on a straight-line basis over 12 months from the date of commencement of operations.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Bond	Daily/Monthly	Annually
Core Fixed Income	Daily/Monthly	Annually
Global Core Fixed Income	Daily/Monthly	Annually
Income	Daily/Monthly	Annually
Long Short Credit Strategies	Daily/Monthly	Annually
Strategic Income	Monthly/Monthly	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

205

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s and GSAMI’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM and GSAMI day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM and GSAMI regularly perform price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). The Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in the Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

The Income, Long Short Credit Strategies and Strategic Income Funds may also enter into certain credit arrangements, all or a portion of which may be unfunded. Unfunded loan commitments represent the remaining obligation of a Fund to the borrower. A Fund is obligated to fund these commitments at the borrower’s discretion. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit of a loan. All loans and unfunded loan commitments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. Loans, including

206

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

unfunded loan commitments, are marked to market daily using pricing vendor quotations and the change in value, if any, is recorded as an unrealized gain or loss.

ii.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

iii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iv.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

v.  Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced instrument (notional amount multiplied by price of the referenced instrument) and record a realized gain or loss. Structured notes that are exchange traded are generally classified as Level 1 of the fair value hierarchy.

vi.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on other investments. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM and GSAMI to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange

207

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

208

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

209

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A total return swap is an agreement that gives a Fund the right to receive or pay the appreciation or depreciation, as applicable, in the value of a specified security, an index, a basket of securities or indices or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM or GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM and GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what they believe to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of March 31, 2021:

BOND

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$237,168,507	$—

Mortgage-Backed Obligations	—	235,802,463	—

U.S. Treasury Obligations and/or Other U.S. Government Agencies	79,024,453	54,832	—

Asset-Backed Securities	—	37,655,656	—

Foreign Debt Obligations	—	6,663,204	—

Municipal Debt Obligations	—	5,031,570	—

Investment Company	7,459,479	—	—

Total	$86,483,932	$522,376,232	$—

Liabilities

Fixed Income

Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(30,157,862)	$—

Derivative Type

Assets
Forward Foreign Currency Exchange Contracts(a)	$—	$2,134,629	$—

Futures Contracts(a)	1,061,431	—	—

Interest Rate Swap Contracts(a)	—	5,220,076	—

Credit Default Swap Contracts(a)	—	687,262	—

Purchased Option Contracts	—	909,931	—

Total	$1,061,431	$8,951,898	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

210

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

BOND (continued)

Derivative Type	Level 1	Level 2	Level 3

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(1,990,718)	$—

Futures Contracts(a)	(2,275,868)	—	—

Interest Rate Swap Contracts(a)	—	(2,187,027)	—

Credit Default Swap Contracts(a)	—	(44,797)	—

Written Option Contracts	—	(1,398,868)	—

Total	$(2,275,868)	$(5,621,410)	$—

CORE FIXED INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$806,373,232	$—

Foreign Debt Obligations	117,004,514	23,072,513	—

Asset-Backed Securities	—	120,087,639	—

Mortgage-Backed Obligations	—	689,159,859	—

U.S. Treasury Obligations and/or Other U.S. Government Agencies	523,313,086	65,794,156	—

Municipal Debt Obligations	—	45,779,631	—

Investment Company	3,105,895	—	—

Total	$643,423,495	$1,750,267,030	$—

Liabilities

Fixed Income

Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(61,605,167)	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$6,271,149	$—

Futures Contracts(a)	5,641,684	—	—

Interest Rate Swap Contracts(a)	—	7,683,125	—

Credit Default Swap Contracts(a)	—	2,799,842	—

Purchased Option Contracts	—	1,230,819	—

Total	$5,641,684	$17,984,935	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

211

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

CORE FIXED INCOME (continued)

Derivative Type	Level 1	Level 2	Level 3

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(483,447)	$—

Futures Contracts(a)	(5,756,272)	—	—

Interest Rate Swap Contracts(a)	—	(2,827,930)	—

Credit Default Swap Contracts(a)	—	(126,034)	—

Written Option Contracts	—	(1,975,646)	—

Total	$(5,756,272)	$(5,413,057)	$—

GLOBAL CORE FIXED INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Foreign Sovereign Debt Obligations	$182,475,966	$86,902,608	$—

Corporate Obligations	—	260,116,180	—

Asset-Backed Securities	—	45,677,345	—

Mortgage-Backed Obligations	—	155,671,104	—

U.S. Government Agencies	—	1,679,587	—

Structured Note	—	667,034	—

Investment Company	11,198,119	—	—

Total	$193,674,085	$550,713,858	$—

Liabilities

Fixed Income

Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(27,819,575)	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$8,222,884	$—

Futures Contracts(a)	706,195	—	—

Interest Rate Swap Contracts(a)	—	5,954,203	—

Credit Default Swap Contracts(a)	—	839,470	—

Purchased Option Contracts	—	916,603	—

Total	$706,195	$15,933,160	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

212

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GLOBAL CORE FIXED INCOME (continued)

Investment Type	Level 1	Level 2	Level 3

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(1,570,440)	$—

Futures Contracts(a)	(1,703,198)	—	—

Interest Rate Swap Contracts(a)	—	(2,866,309)	—

Credit Default Swap Contracts(a)	—	(6,535)	—

Written Option Contracts	—	(1,414,005)	—

Total	$(1,703,198)	$(5,857,289)	$—

INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Bank Loans	$—	$7,514,317	$—

Corporate Obligations	—	89,828,216	—

Mortgage-Backed Obligations	—	10,454,530	—

Asset-Backed Securities	—	1,388,540	—

Foreign Debt Obligations	—	11,776,080	—

Investment Company	2,270,339	—	—

Total	$2,270,339	$120,961,683	$—

Derivative Type

Assets(a)

Forward Foreign Currency Exchange Contracts	$—	$310,410	$—

Futures Contracts	169,943	—	—

Interest Rate Swap Contracts	—	10,885	—

Credit Default Swap Contracts	—	145,095	—

Total	$169,943	$466,390	$—

Liabilities(a)

Forward Foreign Currency Exchange Contracts	$—	$(69,526)	$—

Futures Contracts	(365,884)	—	—

Interest Rate Swap Contracts	—	(1,244)	—

Total	$(365,884)	$(70,770)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

213

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

LONG SHORT CREDIT STRATEGIES

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Bank Loans	$—	$30,293,440	$—

Other Secured Obligations	—	16,690,284	—

Unsecured Debt Obligations	—	69,451,085	—

U.S. Treasury Obligations	4,999,963	—	—

Common Stock and/or Other Equity Investments

North America	49,976	454,667	—

Investment Company	5,082,329	—	—

Total	$10,132,268	$116,889,476	$—

Liabilities

Fixed Income

Unfunded Loan Commitment	$—	$(321)	$—

Derivative Type

Assets(a)

Interest Rate Swap Contracts	$—	$49,401	$—

Liabilities(a)

Credit Default Swap Contracts	$—	$(54,960)	$—

STRATEGIC INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Bank Loans	$—	$22,901,360	$—

Corporate Obligations	—	329,053,823	—

Mortgage-Backed Obligations	—	367,917,054	—

Asset-Backed Securities	—	104,247,114	—

Foreign Debt Obligations	—	26,051,561	—

Municipal Debt Obligations	—	10,369,220	—

U.S. Treasury Obligations	1,385,184	—	—

Exchange Traded Fund	22,020,498	—	—

Investment Company	118,992,801	—	—

Total	$142,398,483	$860,540,132	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

214

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

STRATEGIC INCOME (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$4,797,269	$—

Futures Contracts(a)	2,818,681	—	—

Interest Rate Swap Contracts(a)	—	29,351,605	—

Credit Default Swap Contracts(a)	—	4,602,759	—

Purchased Option Contracts	—	3,570,142	—

Total	$2,818,681	$42,321,775	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(3,862,711)	$—

Futures Contracts(a)	(3,107,706)	—	—

Interest Rate Swap Contracts(a)	—	(11,215,750)	—

Credit Default Swap Contracts(a)	—	(349,092)	—

Written Option Contracts	—	(7,077,421)	—

Total	$(3,107,706)	$(22,504,974)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of March 31, 2021. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

BOND
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts; Variation margin on swap contracts; Purchased options, at value	$7,116,944	(a)	Variation margin on futures contracts; Variation margin on swap contracts; Written options, at value	$(5,824,255)	(a)
Credit	Variation margin on swap contracts; Receivable for unrealized gain on swap contracts	687,262	(a)	Variation margin on swap contracts; Payable for unrealized loss on swap contracts	(44,797)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts; Purchased options, at value	2,209,123		Payable for unrealized loss on forward foreign currency exchange contracts; Written options, at value	(2,028,226)
Total		$10,013,329			$(7,897,278)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

215

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2021

4. INVESTMENTS IN DERIVATIVES (continued)

CORE FIXED INCOME
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts; Variation margin on swap contracts; Purchased options, at value	$14,555,628	(a)	Variation margin on futures contracts; Variation margin on swap contracts; Written options, at value	$(10,559,848)	(a)
Credit	Receivable for unrealized gain on swap contracts; Variation margin on swap contracts	2,799,842	(a)	Variation margin on swap contracts	(126,034)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	6,271,149		Payable for unrealized loss on forward foreign currency exchange contracts	(483,447)
Total		$23,626,619			$(11,169,329)

GLOBAL CORE FIXED INCOME
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Unrealized gain on swap contracts, Variation margin on futures contracts; Variation margin on swap contracts; Purchased options, at value	$7,498,640	(a)	Unrealized loss on swap contracts, Variation margin on futures contracts; Variation margin on swap contracts; Written options, at value	$(5,944,037)	(a)
Credit	Receivable for unrealized gain on swap contracts; Variation margin on swap contracts	839,470	(a)	Variation margin on swap contracts	(6,535)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts; Purchased options, at value	8,301,245		Payable for unrealized loss on forward foreign currency exchange contracts; Written options, at value	(1,609,915)
Total		$16,639,355			$(7,560,487)

INCOME
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts; Variation margin on swap contracts;	$180,828	(a)	Variation margin on futures contracts; Variation margin on swap contracts;	$(367,128)	(a)
Credit	Variation margin on swap contracts;	145,095	(a)	—	—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	310,410		Payable for unrealized loss on forward foreign currency exchange contracts	(69,526)
Total		$636,333			$(436,654)

(a)	Includes unrealized gain (loss) on centrally cleared swaps described in the Additional Investment Information section of the Schedule of Investments. Only variation margin as of March 31, 2021 is reported within the Statements of Assets and Liabilities.

216

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

LONG SHORT CREDIT STRATEGIES
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on swap contracts	$49,401	(a)	—	—
Credit	—	—		Variation margin on swap contracts	(54,960)	(a)
Total		$49,401			$(54,960)

STRATEGIC INCOME
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts; Variation margin on swap contracts; Purchased options, at value	$35,740,428	(a)	Variation margin on futures contracts; Variation margin on swap contracts; Written options, at value	$(21,400,877)	(a)
Credit	Receivable for unrealized gain on swap contracts; Variation margin on swap contracts	4,602,759	(a)	Variation margin on swap contracts	(349,092)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts.	4,797,269		Payable for unrealized loss on forward foreign currency exchange contracts.	(3,862,711)
Total		$45,140,456			$(25,612,680)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2021. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

BOND
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Interest rate	Net realized gain (loss) from purchased options contracts, futures contracts, swap contracts and written options contracts/Net change in unrealized gain (loss) on purchased options contracts, futures contracts, swap contracts and written options contracts	$(8,273,743)	$(1,969,647)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	319,574	1,125,983
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts purchased options contracts and written options contracts	78,806	31,157
Total		$(7,875,363)	$(812,507)

217

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2021

4. INVESTMENTS IN DERIVATIVES (continued)

CORE FIXED INCOME
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Interest rate	Net realized gain (loss) from purchased options contracts, futures contracts, swap contracts and written options contracts/Net change in unrealized gain (loss) on purchased options contracts, futures contracts, swap contracts and written options contracts	$(2,176,869)	$(2,217,184)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	1,449,270	4,380,035
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(4,216,754)	4,941,866
Total		$(4,944,353)	$7,104,717

GLOBAL CORE FIXED INCOME
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Interest rate	Net realized gain (loss) from purchased options contracts, futures contracts, swap contracts and written options contracts/Net change in unrealized gain (loss) on purchased options contracts, futures contracts, swap contracts and written options contracts	$(3,998,025)	$(284,230)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	973,949	2,003,436
Currency	Net realized gain (loss) from purchased options contracts and forward foreign currency exchange contracts/Net change in unrealized gain (loss) on purchased options contracts, forward foreign currency exchange contracts, and written options contracts	(10,053,072)	5,215,236
Total		$(13,077,148)	$6,934,442

INCOME
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$(543,378)	$(236,932)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	94,009	247,138
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(316,681)	252,457
Total		$(766,050)	$262,663

218

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

LONG SHORT CREDIT STRATEGIES
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Interest rate	Net realized gain (loss) on swap contracts/Net change in unrealized gain (loss) on swap contracts	$(108,457)	$296,738
Credit	Net realized gain (loss) on swap contracts/Net change in unrealized gain (loss) on swap contracts	(2,053,383)	(287,620)
Total		$(2,161,840)	$9,118

STRATEGIC INCOME
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Interest rate	Net realized gain (loss) from purchased options contracts, futures contracts, swap contracts and written options contracts/Net change in unrealized gain (loss) on purchased options contracts, futures contracts, swap contracts and written options contracts	$(17,024,693)	$15,301,776
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	6,034,573	5,727,567
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(9,141,549)	2,104,265
Total		$(20,131,669)	$23,133,608

For the year ended March 31, 2021, the relevant values for each derivative type was as follows:

	Average Number of Contracts, Notional Amounts, or Shares/Units(a)
Fund	Futures contracts	Forward contracts	Swap Agreements	Purchased Options	Purchased Swaptions	Written Options	Written Swaptions
Bond	954	$358,636,531	$665,011,932	48,033,000	$50,414,670	7,119,000	$239,029,271
Core Fixed Income	2,069	194,953,656	952,913,338	—	69,459,987	—	306,303,610
Global Core Fixed Income	1,796	612,550,389	784,625,659	50,348,532	52,110,314	7,483,000	258,719,753
Income	123	5,595,911	15,126,892	—	—	—	—
Long Short Credit Strategies	—	—	3,776,933	—	—	—	—

Strategic Income	5,933	1,158,874,867	4,252,207,075	99,181,527	230,202,459	14,702,000	1,399,242,500

(a)	Amounts disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swaptions, swap agreements, purchased and written swaptions, or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of volume for this derivative type, for the months that the Fund held such derivatives during the fiscal year ended March 31, 2021.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or

219

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2021

4. INVESTMENTS IN DERIVATIVES (continued)

termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the GSAM and GSAMI believe to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of March 31, 2021:

Bond
	Derivative Assets(1)				Derivative Liabilities(1)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Options Written	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Barclays Bank PLC	$—	$—	$—	$—	$(4,758)	$—	$—	$(4,758)	$(4,758)	$—	$(4,758)
BNP Paribas SA	4,849	—	—	4,849	—	—	(9,549)	(9,549)	(4,700)	—	(4,700)
BofA Securities LLC	16,056	—	—	16,056	(1,979)	—	(21,130)	(23,109)	(7,053)	7,053	—
Citibank NA	58,826	167,884	—	226,710	(2,236)	—	(80,787)	(83,023)	143,687	—	143,687
Deutsche Bank AG (London)	218,811	—	—	218,811	(1,358)	—	(239,161)	(240,519)	(21,708)	—	(21,708)
HSBC Bank PLC	31,721	—	—	31,721	—	—	—	—	31,721	—	31,721
JPMorgan Securities, Inc.	539,518	85,940	2,134,629	2,760,087	(1,287)	(1,990,718)	(712,148)	(2,704,153)	55,934	—	55,934
MS & Co. Int. PLC	—	258,207	—	258,207	—	—	(238,510)	(238,510)	19,697	—	19,697
UBS AG (London)	40,150	—	—	40,150	—	—	(97,583)	(97,583)	(57,433)	—	(57,433)

Total	$909,931	$512,031	$2,134,629	$3,556,591	$(11,618)	$(1,990,718)	$(1,398,868)	$(3,401,204)	$155,387	$7,053	$162,440

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

220

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Global Core Fixed Income
	Derivative Assets(1)				Derivative Liabilities(1)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Options Written	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Barclays Bank PLC	$—	$—	$—	$—	$(3,021)	$—	$—	$(3,021)	$(3,021)	$—	$(3,021)
BNP Paribas SA	5,118	—	—	5,118	—	—	(9,975)	(9,975)	(4,857)	—	(4,857)
BofA Securities LLC	16,785	—	—	16,785	—	—	(22,117)	(22,117)	(5,332)	5,332	—
Citibank NA	60,365	—	—	60,365	—	—	(81,742)	(81,742)	(21,377)	—	(21,377)
Deutsche Bank AG (London)	224,401	—	—	224,401	(240)	—	(245,166)	(245,406)	(21,005)	—	(21,005)
HSBC Bank PLC	33,214	—	—	33,214	—	—	—	—	33,214	—	33,214
JPMorgan Securities, Inc.	535,022	78,516	8,222,884	8,836,422	—	(1,570,440)	(705,657)	(2,276,097)	6,560,325	—	6,560,325
MS & Co. Int. PLC	—	647,656	—	647,656	(42,970)	—	(249,496)	(292,466)	355,190	—	355,190
UBS AG (London)	41,698	—	—	41,698	—	—	(99,852)	(99,852)	(58,154)	—	(58,154)

Total	$916,603	$726,172	$8,222,884	$9,865,659	$(46,231)	$(1,570,440)	$(1,414,005)	$(3,030,676)	$6,834,983	$5,332	$6,840,315

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

Strategic Income
	Derivative Assets(1)				Derivative Liabilities(1)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Options Written	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Barclays Bank PLC	$—	$—	$—	$—	$(27,260)	$—	$—	$(27,260)	$(27,260)	$—	$(27,260)
BNP Paribas SA	10,066	—	—	10,066	—	—	(19,619)	(19,619)	(9,553)	—	(9,553)
BofA Securities LLC	79,307	—	—	79,307	—	—	(104,872)	(104,872)	(25,565)	—	(25,565)
Citibank NA	274,651	683,595	—	958,246	(5,906)	—	(499,391)	(505,297)	452,949	—	452,949
Deutsche Bank AG (London)	811,358	—	—	811,358	(29,091)	—	(1,250,996)	(1,280,087)	(468,729)	468,729	—
HSBC Bank PLC	65,666	—	—	65,666	—	—	—	—	65,666	—	65,666
JPMorgan Securities, Inc.	2,166,118	—	4,797,269	6,963,387	(9,712)	(3,862,711)	(2,868,315)	(6,740,738)	222,649	—	222,649
MS & Co. Int. PLC	—	915,249	—	915,249	—	—	(1,787,588)	(1,787,588)	(872,339)	872,339	—
UBS AG (London)	162,976	—	—	162,976	(15,729)	—	(546,640)	(562,369)	(399,393)	399,393	—

Total	$3,570,142	$1,598,844	$4,797,269	$9,966,255	$(87,698)	$(3,862,711)	$(7,077,421)	$(11,027,830)	$(1,061,575)	$1,740,461	$678,886

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.   Management Agreement — Under the Agreement, GSAM and GSAMI manage the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM and GSAMI are entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each applicable Fund’s average daily net assets.

221

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2021

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended March 31, 2021, contractual and effective net management fees with GSAM and GSAMI were at the following rates:

	Contractual Management Rate						Effective Net Management Rate#
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Bond	0.41%	0.37%	0.35%	0.34%	0.34%	0.41%	0.40%
Core Fixed Income	0.40	0.36	0.34	0.33	0.32	0.38	0.31	*
Global Core Fixed Income	0.65	0.59	0.56	0.55	0.54	0.65	0.64	**
Income	0.55	0.50	0.47	0.46	0.45	0.55	0.54
Long Short Credit Strategies	1.00	0.90	0.86	0.84	0.82	1.00	0.99
Strategic Income	0.60	0.54	0.51	0.50	0.49	0.60	0.59

#	Effective Net Management Rate includes impact of management fee waivers of underlying funds, if any.
*	The Investment Adviser agreed to waive a portion of the Management Fee so that the net management fee will not exceed 0.33% as an annual percentage rate of the Fund’s average net assets. This management fee waiver arrangement will remain in effect through at least July 29th, 2021, and prior to such date, GSAM may not terminate the arrangement without the approval of the Board of Trustees.
**	Effective July 29, 2020, the Investment Adviser agreed to waive a portion of the Management Fee equal to 0.01% of the Fund’s average daily net assets. This management fee waiver arrangement will remain in effect through at least July 29, 2021, and prior to such date, GSAMI may not terminate the arrangement without the approval of the Board of Trustees.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”) and the Bond and Strategic Income Funds invest in Goldman Sachs Access High Yield Corporate Bond ETF, which are affiliated Underlying Funds. GSAM and GSAMI have agreed to waive a portion of their management fee payable by the Funds in an amount equal to the management fee they earn as investment advisers to the affiliated Underlying Funds in which the Funds invest, except those management fees it earns from the Funds’ investment of cash collateral received in connection with securities lending transactions in the Government Money Market Fund. For the fiscal year ended March 31, 2021, GSAM waived $46,111, $287,941, $4,900, $8,921, and $92,729 of the management fee for the Bond, Core Fixed Income, Income, Long Short Credit Strategies and Strategic Income Funds, respectively. For the fiscal year ended March 31, 2021, GSAMI waived $24,433 of the management fee for the Global Core Fixed Income Fund.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*	Service
Distribution and/or Service Plan	0.25%	0.75%	0.50%	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

222

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended March 31, 2021, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contigent Deferred Sales Charge
Fund	Class A	Class C
Bond	$10,609	$7
Core Fixed Income	11,218	607
Global Core Fixed Income	694	—
Income	2,244	—
Long Short Credit Strategies	549	—
Strategic Income	1,394	1

D.  Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted a Service Plan to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.12% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Prior to July 1 2020, Goldman Sachs had charged 0.13% of the average daily net assets of Class A, Class C, Investor and Class R Shares.

Effective July 29, 2020, Goldman Sachs has agreed to waive a portion of its transfer agency fee (a component of “Other Expenses”) equal to 0.02% as an annual percentage rate of the average daily net assets attributable to Class A, Class C and Investor Shares of the Global Core Fixed Income Fund. This arrangement will remain in effect through at least July 29, 2021, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees. Prior to July 29, 2020, Goldman Sachs had agreed to waive 0.03% of its transfer agency fee as an annual percentage rate of the average daily net assets attributable to Class A, Class C and Investor Shares of the Global Core Fixed Income Fund.

F.  Other Expense Agreements and Affiliated Transactions — GSAM and GSAMI have agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM and GSAMI for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Bond, Core Fixed Income, Global Core Fixed Income, Income, Long Short Credit Strategies and Strategic Income Funds are 0.004%, 0.014%, 0.004%, 0.054%, 0.094% and 0.054%, respectively. These Other Expense limitations will remain in place through at least July 29, 2021 for the Funds, and prior to such date GSAM and GSAMI may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

223

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2021

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Goldman Sachs may voluntarily waive a portion of any payments under a Fund’s Distribution and Service Plan, Service Plan and Transfer Agency Agreement, and these waivers are in addition to what is stipulated in any contractual fee waiver arrangements (as applicable). These temporary waivers may be modified or terminated at any time at the option of Goldman Sachs without shareholder approval.

For the fiscal year ended March 31, 2021, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions
Bond	$46,111	$154	$695,186	$741,451
Core Fixed Income	1,228,372	286	714,441	1,943,099
Global Core Fixed Income	70,799	25,716	926,001	1,022,516
Income	4,900	—	504,994	509,894
Long Short Credit Strategies	8,921	5	291,576	300,502
Strategic Income	92,729	273	233,027	326,029

G.  Line of Credit Facility — As of March 31, 2021, the Funds participated in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2021, the Funds did not have any borrowings under the facility. The facility was increased to $1,000,000,000 effective April 26, 2021.

H.  Other Transactions with Affiliates — For the fiscal year ended March 31, 2021, Goldman Sachs earned $40,936, $85,971 and $235,468 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Bond, Core Fixed Income and Strategic Income Funds, respectively.

As of March 31, 2021, the following Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Fund:

Fund	Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Growth and Income Strategy Portfolio
Global Core Fixed Income	21%	13%

As of March 31, 2021, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of total outstanding shares of the following Funds:

Fund	Class A	Class C	Institutional	Service	Investor	Class R6	Class R
Bond	—%	—%	—%	21%	—%	—%	—%
Income	11	69	92	—	100	100	100
Long Short Credit Strategies	—	6	—	—	—	—	96

224

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund and Goldman Sachs Access High Yield Corporate Bond ETF as of and for the fiscal year ended March 31, 2021:

Fund	Underlying Fund	Market Value as of March 31, 2020	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Gain/(Loss)	Market Value as of March 31, 2021	Shares as of March 31, 2021	Dividend Income
Bond	Goldman Sachs Financial Square Government Fund — Institutional Shares	$1,970,018	$432,043,492	$(426,554,031)	$—	$—	$7,459,479	7,459,479	$15,037
	Goldman Sachs Access High Yield Corporate Bond ETF	—	4,748,157	(4,815,835)	67,678	—	—	—	51,806
Core Fixed Income	Goldman Sachs Financial Square Government Fund — Institutional Shares	131,413,400	1,384,957,047	(1,513,264,552)	—	—	3,105,895	3,105,895	133,123
Global Core Fixed Income	Goldman Sachs Financial Square Government Fund — Institutional Shares	14,122,305	264,096,465	(267,020,651)	—	—	11,198,119	11,198,119	6,736
Income	Goldman Sachs Financial Square Government Fund — Institutional Shares	455,147	108,413,577	(106,598,385)	—	—	2,270,339	2,270,339	1,319
Long Short Credit Strategies	Goldman Sachs Financial Square Government Fund — Institutional Shares	3,233,586	94,254,479	(92,405,736)	—	—	5,082,329	5,082,329	3,781
Strategic Income	Goldman Sachs Financial Square Government Fund — Institutional Shares	99,264,768	509,856,059	(490,128,026)	—	—	118,992,801	118,992,801	12,560
	Goldman Sachs Access High Yield Corporate Bond ETF	—	21,288,602	—	—	731,896	22,020,498	439,970	649,691

225

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2021

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2021, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities of (Excluding U.S. Government and Agency Obligations)
Bond	$3,802,705,723	$237,145,617	$3,757,071,046	$249,744,664
Core Fixed Income	11,492,428,008	525,160,626	10,968,448,040	301,339,176
Global Core Fixed Income	2,249,177,019	1,403,142,523	2,287,320,053	1,426,847,914
Income	252,132,191	132,342,477	245,784,466	49,051,453
Long Short Credit Strategies	—	124,245,306	—	111,086,243
Strategic Income	9,073,601,469	345,593,574	9,177,379,174	612,865,077

7. TAX INFORMATION

The tax character of distributions paid during the for the fiscal year ended March 31, 2021 was as follows:

	Bond	Core Fixed Income	Global Core Fixed Income	Income	Long Short Credit Strategies	Strategic Income
Distribution paid from:
Ordinary income	$20,424,315	$66,941,244	$24,529,865	$3,099,852	$3,879,872	$39,083,302
Net long-term capital gains	3,297,761	16,051,584	11,804,679	34,076	—	—
Total taxable distributions	$23,722,076	$82,992,828	$36,334,544	$3,133,928	$3,879,872	$39,083,302
Tax return of capital	$—	$—	$—	$—	$—	$2,577,366

The tax character of distributions paid during the for the fiscal year ended March 31, 2020 was as follows:

	Bond	Core Fixed Income	Global Core Fixed Income	Income	Long Short Credit Strategies	Strategic Income
Distribution paid from:
Ordinary income	$13,669,863	$42,109,111	$17,193,942	$320,155	$5,057,327	$102
Net long-term capital gains	—	—	3,479,930	4,304	—	—
Total taxable distributions	$13,669,863	$42,109,111	$20,673,872	$324,459	$5,057,327	$102
Tax return of capital	$—	$—	$—	$—	$—	$46,656,955

226

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

7. TAX INFORMATION (continued)

As of March 31, 2021, the components of accumulated earnings (losses) on a tax basis were as follows:

	Bond	Core Fixed Income	Global Core Fixed Income	Income	Long Short Credit Strategies	Strategic Income
Undistributed ordinary income—net	$257,455	$2,650,203	$5,079,045	$87,915	$1,711,420	$—
Capital loss carryforwards(1):
Perpetual Short-Term	—	—	—	—	(27,919,470)	(1,213,500,217)
Perpetual Long-Term	—	—	—	—	(8,238,249)	(769,113,390)
Total capital loss carryforwards	$—	$—	$—	$—	$(36,157,719)	$(1,982,613,607)
Timing differences (Post October Capital Loss Deferral/Qualified Later Year Ordinary Loss Deferral/Defaulted Bonds/Dividends Payable and Straddle Loss Deferrals)	(12,735,902)	(10,174,584)	(8,872,379)	(486,388)	(1,110,181)	(24,430,201)
Unrealized gains (losses)—net	17,146,562	12,069,431	25,394,230	1,128,818	357,938	5,753,076
Total accumulated earnings (losses) net	$4,668,115	$4,545,050	$21,600,896	$730,345	$(35,198,542)	$(2,001,290,732)

(1)	The Strategic Income Fund utilized $32,995,742 of capital losses in the current fiscal year.

As of March 31, 2021, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Bond	Core Fixed Income	Global Core Fixed Income	Income	Long Short Credit Strategies	Strategic Income
Tax Cost	$594,818,204	$2,395,487,600	$726,909,238	$122,295,333	$126,692,647	$1,022,406,925
Gross unrealized gain	22,791,784	63,820,012	31,008,993	2,697,527	3,912,225	54,542,038
Gross unrealized loss	(5,645,222)	(51,750,581)	(5,614,763)	(1,568,709)	(3,554,287)	(48,788,962)
Net unrealized gains (losses)	$17,146,562	$12,069,431	$25,394,230	$1,128,818	$357,938	$5,753,076

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts, net mark to market gains/(losses) on foreign currency contracts, differences in the tax treatment of underlying fund investments, swap transactions, material modification of debt securities, and market discount accretion and premium amortization.

The Income Fund reclassed $11,001 from paid in capital to distributable earnings for the year ending March 31, 2021. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from non-deductible expenses.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and have concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

227

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2021

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to a Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent a Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, a Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

In 2017, the United Kingdom’s Financial Conduct Authority (“FCA”) warned that LIBOR may cease to be available or appropriate for use by 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to a Fund’s investments resulting from a substitute reference rate may also adversely affect a Fund’s performance and/or NAV.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems with registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — A Fund invests in foreign securities and as such, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

228

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

8. OTHER RISKS (continued)

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with a Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, a Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if a Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting a Fund to the creditworthiness of that lender as well. Investors in loans, such as a Fund, may not be entitled to rely on

229

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2021

8. OTHER RISKS (continued)

the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations for a period after the sale of the loans, and, as a result, a Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Sector Risk — To the extent a Fund focuses its investments in securities of issuers in one or more sectors (such as the financial services or telecommunications sectors), the Fund may be subjected, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM and GSAMI believe the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

On October 22, 2020, Goldman Sachs announced a settlement of matters involving 1Malaysia Development Bhd. (1MDB), a Malaysian sovereign wealth fund, with the United States Department of Justice as well as criminal and civil authorities in the UK, Singapore and Hong Kong. Further information regarding the 1MDB settlement can be found at https://www.goldmansachs.com/media-relations/press-releases/current/goldman-sachs-2020-10-22.html. The 1MDB settlement will not materially adversely affect GSAM’s ability to serve as investment manager.

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” This ASU provides optional exceptions for applying GAAP to contract modifications, hedging relationships and other transactions affected reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. GSAM and GSAMI are currently evaluating the impact, if any, of applying ASU 2020-04.

230

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM and GSAMI have concluded that there is no impact requiring adjustment or disclosure in the financial statements.

231

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2021

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Bond Fund

	For the Fiscal Year Ended March 31, 2021		For the Fiscal Year Ended March 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,162,907	$23,876,739	1,642,597	$17,073,250
Reinvestment of distributions	344,387	3,793,573	216,053	2,248,816
Shares redeemed	(1,870,432)	(20,462,290)	(2,199,693)	(22,767,209)
	636,862	7,208,022	(341,043)	(3,445,143)
Class C Shares
Shares sold	352,718	3,873,183	642,365	6,770,290
Reinvestment of distributions	40,987	451,484	15,061	156,695
Shares redeemed	(514,913)	(5,631,285)	(267,376)	(2,755,334)
	(121,208)	(1,306,618)	390,050	4,171,651
Institutional Shares
Shares sold	7,509,445	82,232,065	5,315,319	55,087,881
Reinvestment of distributions	613,213	6,750,780	410,967	4,273,510
Shares redeemed	(5,995,774)	(65,613,208)	(8,315,942)	(85,754,042)
	2,126,884	23,369,637	(2,589,656)	(26,392,651)
Service Shares
Shares sold	8,385	92,655	4,092	40,890
Reinvestment of distributions	295	3,248	96	993
Shares redeemed	(5,069)	(56,485)	(6,387)	(65,597)
	3,611	39,418	(2,199)	(23,714)
Investor Shares
Shares sold	5,144,227	56,398,722	879,029	9,065,470
Reinvestment of distributions	240,605	2,641,013	96,623	1,001,319
Shares redeemed	(1,445,634)	(15,738,055)	(1,750,074)	(18,144,447)
	3,939,198	43,301,680	(774,422)	(8,077,658)
Class R6 Shares
Shares sold	2,647,658	29,116,155	2,500,038	25,986,782
Reinvestment of distributions	398,587	4,391,846	235,029	2,446,728
Shares redeemed	(4,373,634)	(48,256,722)	(1,640,760)	(16,931,826)
	(1,327,389)	(14,748,721)	1,094,307	11,501,684
Class R Shares
Shares sold	105,642	1,164,551	164,868	1,699,008
Reinvestment of distributions	18,298	201,465	14,874	154,369
Shares redeemed	(160,983)	(1,778,321)	(1,582,541)	(16,271,278)
	(37,043)	(412,305)	(1,402,799)	(14,417,901)
Class P Shares
Shares sold	2,704,318	29,860,388	1,725,921	17,917,005
Reinvestment of distributions	415,801	4,576,755	271,881	2,828,279
Shares redeemed	(2,033,418)	(22,245,383)	(2,891,893)	(30,061,290)
	1,086,701	12,191,760	(894,091)	(9,316,006)

NET INCREASE (DECREASE)	6,307,616	$69,642,873	(4,519,853)	$(45,999,738)

232

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Core Fixed Income Fund

	For the Fiscal Year Ended March 31, 2021		For the Fiscal Year Ended March 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,683,294	$63,651,988	7,667,253	$83,079,471
Reinvestment of distributions	533,766	5,986,978	290,646	3,130,966
Shares redeemed	(2,598,243)	(28,937,384)	(1,870,447)	(20,039,210)
	3,618,817	40,701,582	6,087,452	66,171,227
Class C Shares
Shares sold	727,076	8,240,479	464,600	5,032,931
Reinvestment of distributions	31,946	360,064	15,463	167,034
Shares redeemed	(379,644)	(4,272,701)	(341,038)	(3,651,813)
	379,378	4,327,842	139,025	1,548,152
Institutional Shares
Shares sold	55,509,935	629,628,316	23,150,088	249,400,464
Reinvestment of distributions	1,819,528	20,465,967	716,370	7,742,021
Shares redeemed	(24,674,737)	(277,802,962)	(14,209,082)	(153,251,003)
	32,654,726	372,291,321	9,657,376	103,891,482
Service Shares
Shares sold	24,112	272,409	54,975	593,528
Reinvestment of distributions	1,283	14,474	759	8,202
Shares redeemed	(31,698)	(359,363)	(32,184)	(349,532)
	(6,303)	(72,480)	23,550	252,198
Investor Shares
Shares sold	38,758,645	435,883,183	11,701,150	126,091,507
Reinvestment of distributions	1,213,149	13,604,730	161,102	1,740,263
Shares redeemed	(11,682,749)	(130,601,849)	(2,245,559)	(24,045,896)
	28,289,045	318,886,064	9,616,693	103,785,874
Class R6 Shares
Shares sold	3,578,248	40,662,071	1,366,681	14,881,214
Reinvestment of distributions	293,171	3,326,097	560,447	6,045,546
Shares redeemed	(14,326,354)	(164,257,664)	(8,852,238)	(94,724,310)
	(10,454,935)	(120,269,496)	(6,925,110)	(73,797,550)
Class R Shares
Shares sold	159,957	1,800,723	118,143	1,260,132
Reinvestment of distributions	16,266	182,602	13,210	142,070
Shares redeemed	(166,804)	(1,880,346)	(115,620)	(1,240,039)
	9,419	102,979	15,733	162,163
Class P Shares
Shares sold	23,795,632	270,394,466	23,462,615	253,934,269
Reinvestment of distributions	3,225,241	36,380,070	2,046,617	22,135,589
Shares redeemed	(17,237,476)	(193,409,837)	(17,380,102)	(186,721,103)
	9,783,397	113,364,699	8,129,130	89,348,755

NET INCREASE	64,273,544	$729,332,511	26,743,849	$291,362,301

233

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2021

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Global Core Fixed Income Fund

	For the Fiscal Year Ended March 31, 2021		For the Fiscal Year Ended March 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,471,888	$19,679,479	666,723	$8,497,208
Reinvestment of distributions	172,295	2,287,873	110,121	1,412,741
Shares redeemed	(867,820)	(11,484,132)	(2,533,357)	(32,655,064)
	776,363	10,483,220	(1,756,513)	(22,745,115)
Class C Shares
Shares sold	48,999	647,360	26,962	342,382
Reinvestment of distributions	16,991	223,813	10,626	135,038
Shares redeemed	(185,221)	(2,426,309)	(243,329)	(3,085,869)
	(119,231)	(1,555,136)	(205,741)	(2,608,449)
Institutional Shares
Shares sold	9,865,060	130,847,377	6,987,029	89,805,795
Reinvestment of distributions	1,084,339	14,377,111	591,182	7,577,752
Shares redeemed	(8,470,410)	(111,917,416)	(8,083,603)	(103,264,071)
	2,478,989	33,307,072	(505,392)	(5,880,524)
Service Shares
Shares sold	80,259	1,077,598	18,748	236,371
Reinvestment of distributions	2,663	35,111	1,542	19,596
Shares redeemed	(46,783)	(621,722)	(160,555)	(2,058,013)
	36,139	490,987	(140,265)	(1,802,046)
Investor Shares
Shares sold	3,658,429	48,779,732	1,474,799	18,984,120
Reinvestment of distributions	288,901	3,820,812	129,436	1,656,005
Shares redeemed	(1,918,154)	(25,132,805)	(2,151,570)	(27,543,366)
	2,029,176	27,467,739	(547,335)	(6,903,241)
Class R6 Shares
Shares sold	2,125,412	27,807,782	8,646,077	108,986,025
Reinvestment of distributions	1,062,622	14,094,661	703,794	9,029,216
Shares redeemed	(6,965,991)	(93,434,951)	(3,112,453)	(40,279,123)
	(3,777,957)	(51,532,508)	6,237,418	77,736,118
Class P Shares
Shares sold	73,458	963,738	43,061	552,039
Reinvestment of distributions	36,356	482,492	19,333	247,987
Shares redeemed	(32,542)	(434,767)	(96,274)	(1,234,645)
	77,272	1,011,463	(33,880)	(434,619)

NET INCREASE	1,500,751	$19,672,837	3,048,292	$37,362,124

234

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Income Fund

	For the Fiscal Year Ended March 31, 2021		For the Fiscal Year Ended March 31, 2020(a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	45,920	$468,476	15,828	$160,010
Reinvestment of distributions	1,269	13,030	147	1,422
Shares redeemed	(14,312)	(145,520)	(1)	(10)
	32,877	335,986	15,974	161,422
Class C Shares
Shares sold	3,558	36,437	7,263	72,854
Reinvestment of distributions	273	2,782	54	519
Shares redeemed	(3,602)	(36,950)	(1)	(10)
	229	2,269	7,316	73,363
Institutional Shares
Shares sold	325,264	3,415,252	2,474,927	24,750,010
Reinvestment of distributions	101,468	1,029,797	32,481	317,318
Shares redeemed	(425,351)	(4,366,371)	(1)	(10)
	1,381	78,678	2,507,407	25,067,318
Investor Shares
Shares sold	—	—	5,001	50,010
Reinvestment of distributions	211	2,146	64	627
Shares redeemed	—	—	(1)	(10)
	211	2,146	5,064	50,627
Class R6 Shares
Shares sold	—	—	5,001	50,010
Reinvestment of distributions	216	2,196	66	643
Shares redeemed	—	—	(1)	(10)
	216	2,196	5,066	50,643
Class R Shares
Shares sold	—	—	5,001	50,010
Reinvestment of distributions	185	1,877	56	546
Shares redeemed	—	—	(1)	(10)
	185	1,877	5,056	50,546
Class P Shares
Shares sold	10,314,134	105,695,326	90,702	917,535
Reinvestment of distributions	200,986	2,081,787	373	3,382
Shares redeemed	(1,881,188)	(19,419,116)	(1)	(15)
	8,633,932	88,357,997	91,074	920,902

NET INCREASE	8,669,031	$88,781,149	2,636,957	$26,374,821

(a)	Commenced operations on December 3, 2019.

235

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2021

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Long Short Credit Strategies Fund

	For the Fiscal Year Ended March 31, 2021		For the Fiscal Year Ended March 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	138,476	$1,226,010	23,827	$197,226
Reinvestment of distributions	5,214	46,043	8,826	76,779
Shares redeemed	(54,549)	(486,077)	(273,369)	(2,386,800)
	89,141	785,976	(240,716)	(2,112,795)
Class C Shares
Shares sold	5	44	—	—
Reinvestment of distributions	1,324	11,615	2,854	24,766
Shares redeemed	(22,423)	(197,075)	(59,794)	(520,159)
	(21,094)	(185,416)	(56,940)	(495,393)
Institutional Shares
Shares sold	372,672	3,248,570	450,237	3,873,625
Reinvestment of distributions	61,973	544,687	107,988	936,741
Shares redeemed	(602,977)	(5,267,232)	(1,316,869)	(11,386,187)
	(168,332)	(1,473,975)	(758,644)	(6,575,821)
Investor Shares
Shares sold	41,796	371,429	108,883	935,802
Reinvestment of distributions	8,972	78,892	15,097	131,139
Shares redeemed	(56,763)	(502,317)	(337,766)	(2,944,855)
	(5,995)	(51,996)	(213,786)	(1,877,914)
Class R6 Shares
Shares sold	18,454	160,000	58,520	510,000
Reinvestment of distributions	10,159	89,382	11,701	101,272
Shares redeemed	(122,818)	(1,100,000)	—	—
	(94,205)	(850,618)	70,221	611,272
Class R Shares
Shares sold	111	1,000	194	1,698
Reinvestment of distributions	88	777	122	1,057
Shares redeemed	—	—	(328)	(2,872)
	199	1,777	(12)	(117)
Class P Shares
Shares sold	3,719,905	33,017,500	1,822,359	15,930,000
Reinvestment of distributions	353,139	3,105,868	437,178	3,781,835
Shares redeemed	(1,748,509)	(14,948,057)	(2,662,165)	(23,028,432)
	2,324,535	21,175,311	(402,628)	(3,316,597)

NET INCREASE (DECREASE)	2,124,249	$19,401,059	(1,602,505)	$(13,767,365)

236

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Strategic Income Fund

	For the Fiscal Year Ended March 31, 2021		For the Fiscal Year Ended March 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,301,194	$40,735,446	4,333,774	$40,120,028
Reinvestment of distributions	454,092	4,269,208	490,074	4,515,940
Shares redeemed	(4,906,951)	(46,108,146)	(13,041,523)	(120,215,951)
	(151,665)	(1,103,492)	(8,217,675)	(75,579,983)
Class C Shares
Shares sold	180,875	1,710,421	186,533	1,721,726
Reinvestment of distributions	233,801	2,189,404	254,409	2,339,261
Shares redeemed	(5,105,244)	(47,947,100)	(6,147,862)	(56,597,035)
	(4,690,568)	(44,047,275)	(5,706,920)	(52,536,048)
Institutional Shares
Shares sold	10,976,286	103,788,531	13,004,783	120,397,728
Reinvestment of distributions	2,045,553	19,203,925	2,438,400	22,475,357
Shares redeemed	(33,110,986)	(314,435,639)	(51,302,131)	(472,312,676)
	(20,089,147)	(191,443,183)	(35,858,948)	(329,439,591)
Investor Shares
Shares sold	513,420	4,940,246	987,962	9,169,309
Reinvestment of distributions	101,226	951,404	210,455	1,942,886
Shares redeemed	(1,170,512)	(10,795,378)	(8,575,241)	(79,296,601)
	(555,866)	(4,903,728)	(7,376,824)	(68,184,406)
Class R6 Shares
Shares sold	130,478	1,233,570	363,532	3,359,548
Reinvestment of distributions	22,412	209,907	25,852	237,989
Shares redeemed	(524,636)	(4,966,758)	(2,378,604)	(22,071,301)
	(371,746)	(3,523,281)	(1,989,220)	(18,473,764)
Class R Shares
Shares sold	77,248	729,238	88,099	812,563
Reinvestment of distributions	9,759	91,570	10,258	94,318
Shares redeemed	(177,771)	(1,656,375)	(275,684)	(2,518,416)
	(90,764)	(835,567)	(177,327)	(1,611,535)
Class P Shares
Shares sold	7,455,037	70,920,600	2,141,649	19,849,517
Reinvestment of distributions	1,139,338	10,702,882	1,114,643	10,249,862
Shares redeemed	(7,849,752)	(73,174,366)	(11,755,858)	(106,800,555)
	744,623	8,449,116	(8,499,566)	(76,701,176)

NET DECREASE	(25,205,133)	$(237,407,410)	(67,826,480)	$(622,526,503)

237

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Bond Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Core Fixed Income Fund (formerly Goldman Sachs Global Income Fund), Goldman Sachs Strategic Income Fund, Goldman Sachs Long Short Credit Strategies Fund, and Goldman Sachs Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (six of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2021, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2021, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of operations	Statements of changes in net assets	Financial highlights
Goldman Sachs Bond Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Core Fixed Income Fund (formerly Goldman Sachs Global Income Fund), Goldman Sachs Strategic Income Fund, and Goldman Sachs Long Short Credit Strategies Fund	For the year ended March 31, 2021	For each of the two years in the period ended March 31, 2021	For each of the periods indicated therein
Goldman Sachs Income Fund	For the year ended March 31, 2021	For the year ended March 31, 2021, and for the period December 3, 2019 (commencement of operations) through March 31, 2020

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

May 26, 2021

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

238

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2021 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R6, Class R or Class P Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R6, Class R or Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2020 through March 31, 2021, which represents a period of 182 days of a 365 day year. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Bond Fund				Core Fixed Income Fund				Global Core Fixed Income Fund
Share Class	Beginning Account Value 10/1/20	Ending Account Value 3/31/21		Expenses Paid for the 6 months ended 3/31/21*	Beginning Account Value 10/1/20	Ending Account Value 3/31/21		Expenses Paid for the 6 months ended 3/31/21*	Beginning Account Value 10/1/20	Ending Account Value 3/31/21		Expenses Paid for the 6 months ended 3/31/21*
Class A
Actual	$1,000.00	$975.80		$3.79	$1,000.00	$972.80		$3.44	$1,000.00	$982.00		$4.89
Hypothetical 5% return	1,000.00	1,021.44	+	3.88	1,000.00	1,021.44	+	3.53	1,000.00	1,020.00	+	4.99
Class C
Actual	1,000.00	972.00		7.47	1,000.00	968.50		7.12	1,000.00	978.10		8.58
Hypothetical 5% return	1,000.00	1,017.35	+	7.64	1,000.00	1,017.70	+	7.29	1,000.00	1,016.26	+	8.75
Institutional
Actual	1,000.00	977.30		2.17	1,000.00	973.70		1.82	1,000.00	983.50		3.36
Hypothetical 5% return	1,000.00	1,022.74	+	2.22	1,000.00	1,023.09	+	1.87	1,000.00	1,021.54	+	3.43
Service
Actual	1,000.00	975.80		2.36	1,000.00	971.30		4.28	1,000.00	981.70		5.83
Hypothetical 5% return	1,000.00	1,020.59	+	2.42	1,000.00	1,020.59	+	4.38	1,000.00	1,019.05	+	5.94
Investor
Actual	1,000.00	976.90		2.56	1,000.00	974.10		2.21	1,000.00	983.20		3.66
Hypothetical 5% return	1,000.00	1,022.34	+	2.62	1,000.00	1,022.69	+	2.27	1,000.00	1,021.24	+	3.73
Class R6
Actual	1,000.00	977.40		2.12	1,000.00	973.80		1.77	1,000.00	983.60		3.31
Hypothetical 5% return	1,000.00	1,022.79	+	2.17	1,000.00	1,023.14	+	1.82	1,000.00	1,021.59	+	3.38
Class R
Actual	1,000.00	974.50		5.02	1,000.00	970.80		4.67	—	—		—
Hypothetical 5% return	1,000.00	1,020.19	+	5.14	1,000.00	1,020.19	+	4.78	—	—		—
Class P
Actual	1,000.00	977.40		2.12	1,000.00	973.80		1.77	1,000.00	983.60		3.31
Hypothetical 5% return	1,000.00	1,023.14	+	2.17	1,000.00	1,023.14	+	1.82	1,000.00	1,021.59	+	3.38

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2021. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Bond	0.77%	1.52%	0.44%	0.48%	0.52%	0.43%	1.02%	0.43%
Core Fixed Income	0.70	1.45	0.37	0.87	0.45	0.36	0.95	0.36
Global Core Fixed Income	0.99	1.74	0.68	1.18	0.74	0.67	—	0.67

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

239

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2021 (Unaudited) (continued)

	Goldman Sachs Income Fund				Long Short Credit Strategies Fund				Strategic Income Fund
Share Class	Beginning Account Value 10/1/20	Ending Account Value 3/31/21		Expenses Paid for the 6 months ended 3/31/21*	Beginning Account Value 10/1/20	Ending Account Value 3/31/21		Expenses Paid for the 6 months ended 3/31/21*	Beginning Account Value 10/1/20	Ending Account Value 3/31/21		Expenses Paid for the 6 months ended 3/31/21*
Class A
Actual	$1,000.00	$1,031.20		$4.91	$1,000.00	$1,031.30		$7.34	$1,000.00	$1,011.40		$5.06
Hypothetical 5% return	1,000.00	1,017.70	+	4.89	1,000.00	1,017.70	+	7.29	1,000.00	1,019.90	+	5.09
Class C
Actual	1,000.00	1,027.40		8.69	1,000.00	1,027.40		11.17	1,000.00	1,008.50		8.81
Hypothetical 5% return	1,000.00	1,016.36	+	8.65	1,000.00	1,013.91	+	11.10	1,000.00	1,016.16	+	8.85
Institutional
Actual	1,000.00	1,032.90		3.24	1,000.00	1,034.20		5.73	1,000.00	1,014.10		3.41
Hypothetical 5% return	1,000.00	1,021.74	+	3.23	1,000.00	1,019.30	+	5.69	1,000.00	1,021.54	+	3.43
Investor
Actual	1,000.00	1,032.50		3.60	1,000.00	1,033.70		6.14	1,000.00	1,013.70		3.82
Hypothetical 5% return	1,000.00	1,021.39	+	3.58	1,000.00	1,018.90	+	6.09	1,000.00	1,021.14	+	3.83
Class R6
Actual	1,000.00	1,033.00		3.19	1,000.00	1,033.00		5.68	1,000.00	1,013.10		3.36
Hypothetical 5% return	1,000.00	1,021.79	+	3.18	1,000.00	1,019.35	+	5.64	1,000.00	1,021.59	+	3.38
Class R
Actual	1,000.00	1,029.90		6.12	1,000.00	1,030.00		8.65	1,000.00	1,011.20		6.32
Hypothetical 5% return	1,000.00	1,016.40	+	6.09	1,000.00	1,016.40	+	8.60	1,000.00	1,018.65	+	6.34
Class P
Actual	1,000.00	1,033.00		3.19	1,000.00	1,034.20		5.68	1,000.00	1,014.20		3.36
Hypothetical 5% return	1,000.00	1,021.79	+	3.18	1,000.00	1,019.35	+	5.64	1,000.00	1,021.59	+	3.38

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2021. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:
+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

Fund	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
Income	0.97%	1.72%	0.64%	0.71%	0.63%	1.21%	0.63%
Long Short Credit Strategies	1.45	2.21	1.13	1.21	1.12	1.71	1.12
Strategic Income	1.01	1.76	0.68	0.76	0.67	1.26	0.67

240

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Liquidity Risk Management Program (Unaudited)

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 9-10, 2021, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the initial period from December 1, 2020 through December 31, 2021 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions (2) an assessment of the methodologies used to classify investments into one of four liquidity categories; and (3) the impact of the COVID 19 pandemic on liquidity and management of liquidity risk during the Reporting Period, including during stresset market conditions caused by the COVID-19 pandemic. The report concluded that the Program was reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

241

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 72	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Dwight L. Bush Age: 64	Trustee	Since 2020	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Kathryn A. Cassidy Age: 67	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Diana M. Daniels Age: 71	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Joaquin Delgado Age: 61	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust

				105	Hexion Inc. (a specialty chemical manufacturer); Stepan Company (a specialty chemical manufacturer)

Roy W. Templin Age: 60	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 69	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	Verizon Communications Inc.

242

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 58	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	161	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of March 31, 2021.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of March 31, 2021, As of March 31, 2021, Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 35 portfolios (20 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

243

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 58	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 52	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of March 31, 2021.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Multi Sector Fixed Income Funds Tax Information (Unaudited)

Pursuant to Section 871(k) of the Internal Revenue Code, the Bond Fund, Core Fixed Income Fund, Global Core Fixed Income Fund, and Income Fund, designate $5,753,668, $28,658,190, $6,067,907, and $336,052 respectively, as short-term capital gain dividends paid during the fiscal year ended March 31, 2021.

Pursuant to Section 852 of the Internal Revenue Code, the Bond Fund, Core Fixed Income Fund, Global Core Fixed Income Fund, and Income Fund designate $3,297,761, $16,051,584, $11,804,679, and $34,076, respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended March 31, 2021.

For the fiscal year ended March 31, 2021, the Bond Fund, Core Fixed Income Fund, Global Core Fixed Income Fund, Income Fund, Long Short Credit Strategies Fund, and Strategic Income Fund, designate 70.97%, 58.20%, 49.26%, 88.84%, 100%, and 96.85% respectively, of the dividends paid from net investment company taxable income as section 163(j) Interest Dividends.

244

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.00 trillion in assets under supervision as of March 31, 2021, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund[4]
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund[5]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Defensive Equity Fund
∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund[6]
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on April 30, 2020, the Goldman Sachs Global Income Fund was renamed the Goldman Sachs Global Core Fixed Income Fund.
[5]	Effective after the close on business of August 30, 2020, the Goldman Sachs Blue Chip Fund was renamed the Goldman Sachs U.S. Equity ESG Fund.
[6]	Effective after the close of business on June 26, 2020, the Goldman Sachs MLP & Energy Fund was renamed the Goldman Sachs Energy Infrastructure Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Funds management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect our judgment as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of March 31, 2021 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

© 2021 Goldman Sachs. All rights reserved. 239198-OTU-1410101 MSFIAR-21

Goldman Sachs Funds

Annual Report	March 31, 2021

Municipal Funds
Dynamic Municipal Income
High Yield Municipal
Municipal Income Completion
Short Duration Tax-Free

Goldman Sachs Municipal Funds

∎	DYNAMIC MUNICIPAL INCOME

∎	HIGH YIELD MUNICIPAL

∎	MUNICIPAL INCOME COMPLETION

∎	SHORT DURATION TAX-FREE

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Municipal Funds

Market Review

During the 12 months ended March 31, 2021 (the “Reporting Period”), the performance of the municipal bond market was influenced most by supply and demand dynamics, falling municipal yields and investor expectations for economic growth.

When the Reporting Period began in the second quarter of 2020, municipal securities recorded solid gains. Demand was strong for the quarter overall, despite a bumpy start. During April, municipal bond mutual funds experienced investment outflows, as fear and uncertainty driven by the COVID-19 pandemic fueled widespread selling. However, in May and June, investment flows were positive for seven consecutive weeks amid growing investor confidence and increased clarity about the economic impact of COVID-19. New issuance was robust, with a significant portion of the supply growth due to municipal borrowers issuing taxable bonds to refinance (or advance refund) previously issued tax-exempt bonds that had higher interest costs. The combination of 2017 tax reform legislation and lower U.S. Treasury yields incentivized states and localities to issue taxable municipal bonds for this refinancing purpose. Historically, taxable issuance had been a minor part of overall volume.

In the third and fourth quarters of 2020, municipal securities continued to generate positive returns. Investment inflows increased during both quarters, driven, in our view, by the credit outlook for municipal bonds, their attractive yields relative to other asset classes, and the benign interest rate environment. New issuance — especially of taxable municipal bonds — remained strong. October saw the calendar month’s highest volume on record, as municipal borrowers brought deals to market ahead of potential U.S. Presidential election-related volatility.

Municipal securities ended the first quarter of 2021 rather flat. Investment inflows to municipal bond mutual funds were strong during the first six weeks of the quarter but became more subdued as investors grew concerned in mid to late February about a rise in interest rates. After a brief lull, investment inflows picked up again in March. Regarding new issuance, it was slow during January but accelerated and normalized as the quarter progressed. Many of the transactions were related to funding new projects, though refinancing activity and taxable municipal issuance remained prevalent. The passage of the $1.9 trillion American Rescue Plan benefited many municipal sectors, as it would provide financial assistance to states and municipalities.

Primary market issuance rose during the Reporting Period overall, with approximately $491 billion in new supply — an increase of 11% year over year. Investment flows were positive during the Reporting Period at approximately $77.2 billion. (Source: Lipper.)

For the Reporting Period overall, yields fell along the municipal yield curve. (Yield curve is a spectrum of interest rates based on maturities of varying lengths.) The municipal yield curve steepened, as shorter-term municipal yields fell more than longer-term municipal yields. (A steepening yield curve is one wherein the differential in yields between shorter-term and longer-term maturities widens; opposite of a flattening yield curve.) The yield on a two-year AAA-rated municipal security decreased 92 basis points to 0.14%; the yield on a 10-year AAA-rated municipal security decreased 21 basis points to 1.12%; and the yield on a 30-year AAA-rated municipal security decreased 24 basis points to 1.75%. (A basis point is 1/100th of a percentage point.) By comparison, the yield on a two-year U.S. Treasury security fell seven basis points to 0.16%; the yield on a 10-year U.S. Treasury rose 104 basis points to 1.74%; and the yield on a 30-year U.S. Treasury rose 106 basis points to 2.41%. (Source: GSAM, MMD and Bloomberg.)

High Yield Municipals

In the second quarter of 2020, when the Reporting Period began, high yield municipal securities outpaced investment grade municipal securities. Most of the outperformance occurred in June, as investor risk appetite increased amid a search for higher tax free yields in response to historically low investment grade municipal yields. Tobacco was the best-performing sector during the second calendar quarter, while hospital credits performed the worst. High yield municipal securities continued to outpace investment grade municipal securities during the third calendar quarter, even as the high yield municipal market saw an uptick in defaults, increased credit stress, and downgrades among certain smaller issuers, specific sectors and credits already under pressure before COVID-19. In the fourth quarter of 2020, high yield municipal bonds outperformed investment grade municipal bonds, led by airline bonds, which benefited from positive news about the development of COVID-19 vaccines. Housing credits were the weakest performers. High yield municipal bonds continued to outperform investment grade municipal bonds in the first quarter of 2021. Lease appropriation credits were the strongest positive performers, while Puerto Rican credits were the weakest. Improving credit fundamentals, lower interest rate sensitivity, a strong economic backdrop and positive investment inflows drove high yield

1

MARKET REVIEW

municipal bonds’ outperformance versus investment grade municipal bonds. For the Reporting Period overall, the high yield municipal bond market outperformed the investment grade municipal bond market. The strongest performers, as measured by the Bloomberg Barclays High Yield Municipal Bond Index, were tobacco and leasing bonds, while the weakest performers were housing and electric bonds.

Looking Ahead

At the end of the Reporting Period, we thought municipal bond valuations were at the richer end of their historical ranges, having significantly outperformed U.S. Treasuries during the first quarter of 2021. In our view, municipal securities could underperform U.S. Treasuries in the near term given these rather rich valuations, heavier supply and softer demand and tax season-related selling.

Given the significant investment inflows to municipal bond mutual funds in early 2021, we believed demand from individuals could slow and become choppier in the near term. The choppiness, in our opinion, could be caused by a tug-of-war between investors who have cash on the sidelines and are looking for tax free income and investors who are concerned about significant increases in future interest rates. As for supply, we expected municipal bond issuance to increase in the near term, although the rise in U.S. Treasury yields during the Reporting Period may lower projected taxable municipal issuance for refinancing purposes, as cost savings may be less attractive. Longer term, future supply may be impacted by potential federal infrastructure legislation, in our view.

In the coming months, we expected market participants to closely follow the White House’s priorities and future policies in terms of the implications for the overall municipal market. In our opinion, there was an increased probability the next area of focus was likely to be tax legislation, specifically as it relates to increasing corporate and individual taxes. Discussions surrounding policies such as infrastructure, the removal of the $10,000 cap on state and local tax deductions and changes to other facets of the Tax Cuts and Jobs Act of 2017 had already started to garner headlines at the end of the Reporting Period. We expected more to come on those initiatives.

Broadly speaking, at the end of the Reporting Period, we believed municipal securities would remain attractive because of their tax-advantaged nature. Regarding investment grade municipal bonds, we expected their credit quality to remain strong as 2021 progressed due to sizeable federal aid, better than consensus expected state and municipal revenues and strong growth as the U.S. economy comes out of the pandemic. Major rating agencies had already improved their outlooks on large sectors of the municipal market, such as states and local governments, to reflect the improved environment. At the end of the Reporting Period, we continued to favor the risk-reward profile of BBB-rated municipal credits. We believed there was opportunity to pick up additional yield in this credit rating category while still getting exposure to investment grade quality municipal issuers in traditional municipal sectors, such as state and local general obligations and transportation.

As for high yield municipal bonds, at the end of the Reporting Period, we did not anticipate a significant rise in defaults, as most issuers were not directly affected by COVID-19. However, certain issuers, such as those in retail sales, proton therapy and waste disposal/recycling — already under stress before the pandemic — were likely to remain so, in our opinion. We believed some project finance issuance, boosted by the low interest rate environment, could also struggle during the critical final development and start-up stages. On a positive note, we expected health care, small university and student housing sectors to start improving as COVID-19 vaccines become more readily available. We thought there were select opportunities in these credits amid a strengthening economic recovery.

In the months ahead, we intend to maintain our approach in which we focus on seeking attractive risk/return opportunities across maturities along the municipal bond yield curve and inclusive of all credit qualities. We will continue seeking to keep the Goldman Sachs Municipal Funds invested in the most tax-efficient manner.

2

PORTFOLIO RESULTS

Goldman Sachs Dynamic Municipal Income Fund

Investment Objective

The Fund seeks a high level of current income that is exempt from regular federal income tax.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs Dynamic Municipal Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 9.00%, 8.19%, 9.37%, 8.79%, 9.28%, 9.37% and 9.37%, respectively. These returns compare to the 4.54% average annual total return of the Fund’s benchmark, the Bloomberg Barclays Municipal Bond 1-10 Year Blend Index (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Sector positioning and bottom-up issue selection added to the Fund’s relative returns during the Reporting Period. The Fund’s combined duration and yield curve positioning also contributed positively to relative performance. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

Q	Which municipal bond market sectors most significantly affected Fund performance during the Reporting Period?

A	During the Reporting Period, the Fund benefited from its sector positioning, especially overweights compared to the Index in tobacco revenue bonds and airline bonds. Conversely, overweight positions in health care bonds and special tax bonds detracted from relative performance. An overweight in Puerto Rico credits bolstered relative returns, while an overweight in Pennsylvania credits dampened results.

As for individual issue selection, the Fund was helped by its investments in Puerto Rico sales tax bonds, New Jersey Transportation Trust Authority bonds, Commonwealth of Puerto Rico general obligation bonds, State of Illinois general obligation bonds and Tobacco Settlement Financing Corporation municipal bonds. It was hurt by its holdings in Capital Trust Agency bonds and New Hampshire Health and Education Facilities Authority bonds.

In addition, the Fund’s exposure to BBB-rated, high yield and non-rated bonds added to relative returns, as lower credit quality issues outperformed higher credit quality issues during the Reporting Period.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance during the Reporting Period?

A	The Fund’s combined duration and yield curve positioning added to performance during the Reporting Period. More specifically, the Fund was helped by its exposure to the 10-year and 20-year segments of the municipal yield curve, as longer-term municipal yields rallied. These positive results were offset somewhat by the Fund’s underweights relative to the Index in the two- to three-year segment of the municipal yield curve.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period as a whole?

A	During the Reporting Period, the Fund used U.S. Treasury futures to manage U.S. interest rate duration, which added to returns. In addition, to manage against potential changes in interest rates, the Fund employed interest rate swaps. The use of interest rate swaps had a negative impact on the Fund’s performance during the Reporting Period. The Fund also maintained a long position in credit default swaps (“CDS”), which means it sold CDS protection, as we sought to capture the upside potential of select securities that were trading below what we considered to be their intrinsic value. The use of CDS had a neutral impact on the Fund’s performance during the Reporting Period.

3

PORTFOLIO RESULTS

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	We increased the Fund’s exposure to special assessment bonds during the Reporting Period and reduced its exposure to state general obligation bonds. From a state perspective, we increased the Fund’s allocations to New York and Florida credits and decreased its allocations to Illinois credits. In addition, we reduced the Fund’s exposure to the 12- to 13-year segment of the municipal yield curve and increased its exposure to the one- to two-year segment.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective March 12, 2021, Sylvia Yeh became a portfolio manager for the Fund. Scott Diamond and Joseph Wenzel continued to serve as portfolio managers for the Fund. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was underweight relative to the Index in higher credit quality investment grade municipal bonds and overweight in BBB-rated and other lower credit quality issues. In terms of its sector positioning, the Fund was overweight special tax, transportation and health care bonds and underweight state general obligation bonds. From a state perspective, the Fund was overweight Florida, Illinois and Puerto Rico credits. Additionally, at the end of the Reporting Period, the Fund was underweight short to intermediate maturity municipal bonds.

4

FUND BASICS

Dynamic Municipal Income Fund

as of March 31, 2021

SECTOR ALLOCATION[1]

Percentage of Market Value

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

5

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Performance Summary

March 31, 2021

The following graph shows the value as of March 31, 2021, of a $1,000,000 investment made on April 1, 2011 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays Municipal Bond 1-10 Year Blend Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Dynamic Municipal Income Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2011 through March 31, 2021.

Average Annual Total Return through March 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	9.00%	3.89%	4.83%	—
Including sales charges	4.90%	3.10%	4.42%	—

Class C
Excluding contingent deferred sales charges	8.19%	3.13%	4.05%	—
Including contingent deferred sales charges	7.17%	3.13%	4.05%	—

Institutional	9.37%	4.24%	5.17%	—

Service	8.79%	3.72%	4.66%	—

Investor	9.28%	4.15%	5.07%	—

Class R6 (Commenced November 30, 2017)	9.37%	N/A	N/A	4.89%

Class P (Commenced April 20, 2018)	9.37%	N/A	N/A	4.89%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 3.75% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

6

PORTFOLIO RESULTS

Goldman Sachs High Yield Municipal Fund

Investment Objective

The Fund seeks a high level of current income that is exempt from regular federal income tax and may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Municipal Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 12.87%, 12.03%, 13.22%, 13.14%, 13.24% and 13.24%, respectively. These returns compare to the 11.13% average annual total return of the Fund’s benchmark, the Goldman Sachs High Yield Municipal Fund Composite Index (“High Yield Municipal Composite Index”), during the same time period.

The High Yield Municipal Fund Composite Index is composed 60% of the Bloomberg Barclays Municipal High Yield Bond Index (with dividends reinvested) and 40% of the Bloomberg Barclays Municipal Bond Index (with dividends reinvested), which generated average annual total returns of 15.02% and 5.51%, respectively, during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, our bottom-up issue selection and the Fund’s sector positioning contributed positively to relative performance. In addition, the Fund’s combined duration and yield curve positioning added to relative returns. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

Q	Which municipal bond market sectors most significantly affected Fund performance?

A	Individual issue selection bolstered the Fund’s relative performance during the Reporting Period. Specifically, the Fund was helped by its holdings of New Jersey Transit bonds. These positive results were offset somewhat by the Fund’s investments in Buckeye (Ohio) tobacco bonds, which detracted.

Within its sector positioning, the Fund benefited from an underweight compared to the High Yield Municipal Composite Index in housing bonds and an overweight in state general obligation bonds. Its overweight in special tax bonds dampened relative performance. State exposure hampered the Fund’s returns overall, with an underweight in Puerto Rico credits detracting from performance and overweights in California and Florida credits adding to results.

During the Reporting Period, the Fund’s overweight positions compared to the High Yield Municipal Composite Index in lower credit quality issues added to relative returns. Overweight positions in longer maturities also contributed positively, while the Fund’s underweight positions in shorter maturities modestly detracted.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance?

A	During the Reporting Period, the Fund’s combined duration and yield curve positioning contributed positively to performance. The Fund benefited from its overweights relative to the High Yield Municipal Composite Index in the 10-year, 20-year and 30-year segments of the municipal yield curve. These results were offset by the Fund’s underweight positions in the one-year, two-year, three-year, five-year and seven-year segments, which detracted from relative returns.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, the Fund employed interest rate swaps to manage the Fund’s duration position, which had a negative impact on the Fund’s performance. In addition, U.S. Treasury futures were utilized to manage U.S. interest rate

7

PORTFOLIO RESULTS

duration. The use of U.S. Treasury futures had a positive impact on results during the Reporting Period. The Fund also maintained a long position in credit default swaps (“CDS”), which means it sold CDS protection, as we sought to capture the upside potential of select securities that were trading below what we considered to be their intrinsic value. The use of CDS had a neutral impact on Fund performance during the Reporting Period.

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s exposure to transportation bonds and decreased its exposure to municipal bonds backed by corporate credits. From a state perspective, we increased the Fund’s exposure to New York credits and reduced its exposures to Illinois and California credits. In addition, we decreased the Fund’s positions in the one- to two-year, two- to three-year, nine- to 10-year and 10- to 11-year segments of the municipal yield curve, while increasing its positions in the 11- to 16-year segment.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective March 12, 2021, Sylvia Yeh became a portfolio manager for the Fund. Scott Diamond and Joseph Wenzel continued to serve as portfolio managers for the Fund. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, relative to the High Yield Municipal Composite Index, the Fund was underweight higher credit quality municipal bonds and overweight lower credit quality municipal bonds. Regarding sectors, the Fund was overweight special tax and transportation municipal bonds and underweight housing, health care and leasing municipal bonds. In term of state exposures, the Fund was overweight compared to the High Yield Municipal Composite Index in New Jersey and California credits and underweight Puerto Rico credits. Finally, at the end of the Reporting Period, the Fund was underweight short- to intermediate-maturity municipal bonds and overweight intermediate- to long-maturity municipal bonds.

8

FUND BASICS

High Yield Municipal Fund

as of March 31, 2021

SECTOR ALLOCATION[1]

Percentage of Market Value

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

9

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Performance Summary

March 31, 2021

The following graph shows the value as of March 31, 2021, of a $1,000,000 investment made on April 1, 2011 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Goldman Sachs High Yield Municipal Fund Composite Index, which is composed of the Bloomberg Barclays Municipal High Yield Bond Index (60%) and the Bloomberg Barclays Municipal Bond Index (40%) (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

High Yield Municipal Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2011 through March 31, 2021.

Average Annual Total Return through March 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	12.87%	6.19%	7.16%	—
Including sales charges	7.81%	5.22%	6.66%	—

Class C
Excluding contingent deferred sales charges	12.03%	5.40%	6.36%	—
Including contingent deferred sales charges	11.01%	5.40%	6.36%	—

Institutional	13.22%	6.50%	7.47%	—

Investor	13.14%	6.44%	7.43%	—

Class R6 (Commenced November 30, 2017)	13.24%	N/A	N/A	7.09%

Class P (Commenced April 20, 2018)	13.24%	N/A	N/A	6.93%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 4.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

10

PORTFOLIO RESULTS

Goldman Sachs Municipal Income Completion Fund

Investment Objective

The Fund seeks a high level of current income that is exempt from regular federal income tax.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs Municipal Income Completion Fund’s (the “Fund”) performance and positioning during the 12 months ended March 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Separate Account Institutional Shares generated an average annual total return of 14.11%. These returns compare to the 4.54% average annual total return of the Bloomberg Barclays Municipal Bond 1-10 Year Blend Index (with dividends reinvested), during the same time period.

Because the composition of the Bloomberg Barclays Municipal Bond 1-10 Year Blend Index is not comparable to the range of instruments in which the Fund may transact, references to the return of the Bloomberg Barclays Municipal Bond 1-10 Year Blend Index are included for informational purposes only and not an indication of how the Fund is managed. This Fund employs a benchmark agnostic strategy.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund was helped by its sector positioning. The Fund’s combined duration and yield curve positioning also contributed positively. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates based on maturities of varying lengths.) Conversely, our bottom-up issue selection detracted from performance.

Q	Which municipal bond market sectors most significantly affected Fund performance?

A	The Fund benefited from its exposure to state general obligation bonds and tobacco bonds during the Reporting Period. It was hampered by its exposure to health care revenue bonds and special tax bonds. Regarding its state exposures, the Fund’s holdings of Puerto Rico credits added to performance, while investments in Illinois credits hurt returns. The Fund’s bias toward BBB-rated issues had a positive impact on performance during the Reporting Period.

Individual issue selection detracted from the Fund’s performance during the Reporting Period, especially positions in Denver Health and Hospital Authority bonds and Capital Trust Agency bonds. These negative results were partially offset by the Fund’s holdings of New York Metropolitan Transportation Authority bonds, State of Illinois general obligation bonds, Buckeye (Ohio) tobacco settlement bonds, Puerto Rico sales tax financing bonds and New Jersey Transportation Trust Authority bonds, each of which contributed positively.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance?

A	The Fund’s combined duration and yield curve positioning added to performance. During the Reporting Period, the Fund benefited from its exposure to the 10-year and 20-year segments of the municipal yield curve, as municipal yields fell. On the other hand, our efforts to hedge duration detracted slightly.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund used U.S. Treasury futures to manage U.S. interest rate duration. The Fund also employed interest swaps to manage U.S. interest rate duration and to manage against potential changes in interest rates. Collectively, the use of U.S. Treasury futures and interest rate swaps had a positive impact on the Fund’s performance during the Reporting Period.

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A

We increased the Fund’s exposures to hospital bonds, state general obligation bonds and transportation bonds during the Reporting Period. We decreased its cash holdings and its exposure to special tax-sales bonds. From a state perspective,

11

PORTFOLIO RESULTS

we increased the Fund’s exposure to Illinois credits and reduced its exposure to Florida credits. Finally, we increased the Fund’s exposure to the five- to six-year segment of the municipal yield curve and reduced its exposure to the 14- to 15-year segment.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective March 12, 2021, Sylvia Yeh became a portfolio manager for the Fund. Scott Diamond and Joseph Wenzel continued to serve as portfolio managers for the Fund. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had substantial exposure to BBB-rated municipal bonds and non-rated municipal securities. It had sizable positions in special assessment bonds, state general obligations bonds and hospital bonds. From a state perspective, the Fund had significant investments in Illinois, Florida, New York and Puerto Rico credits. It had comparatively smaller positions in Michigan, Ohio and Colorado credits at the end of the Reporting Period.

12

FUND BASICS

Municipal Income Completion Fund

as of March 31, 2021

SECTOR ALLOCATION[1]

Percentage of Market Value

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

13

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Performance Summary

March 31, 2021

The following graph shows the value as of March 31, 2021, of a $1,000,000 investment made on April 1, 2019 (commencement of operations) in Separate Account Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays Municipal Bond 1-10 Year Blend Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Municipal Income Completion Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2019 through March 31, 2021.

Average Annual Total Return through March 31, 2021	One Year	Since Inception
Separate Account Institutional (Commenced April 1, 2019)	14.11%	6.76%

14

PORTFOLIO RESULTS

Goldman Sachs Short Duration Tax-Free Fund

Investment Objective

The Fund seeks a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Goldman Sachs Short Duration Tax-Free Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, 2.92%, 2.51%, 3.23%, 2.71%, 3.18%, 3.24% and 3.24%, respectively. These returns compare to the 2.93% average annual total return of the Fund’s benchmark, the Bloomberg Barclays Municipal Bond 1-3 Year Blend Index (with dividends reinvested) (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Bottom-up issue selection and sector positioning contributed positively to the Fund’s relative performance during the Reporting Period. The Fund’s combined duration and yield curve positioning detracted from relative returns. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

Q	Which municipal bond market sectors most significantly affected Fund performance?

A	During the Reporting Period, the Fund benefited from its overweights compared to the Index in state general obligation bonds and electricity bonds. It was hurt by its overweight position in health care revenue bonds. An overweight in Puerto Rico credits added to relative performance, but an overweight in Pennsylvania credits detracted from results.

Regarding individual issue selection, the Fund was aided by its investments in revenue bonds, especially Florida development credits and Arizona health care credits. On the other hand, the Fund’s holdings of Pennsylvania general obligation bonds slightly held back its relative performance.

The Fund’s underweight position relative to the Index in higher credit quality credits and its overweight in lower credit quality credits bolstered relative returns during the Reporting Period.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance?

A	The Fund’s combined duration and yield curve positioning detracted from relative performance. Specifically, the Fund was hurt by its underweight positions relative to the Index in the two-year and three-year segments of the municipal yield curve. These negative results were partially offset by the Fund’s exposure to the five-year and seven-year segments, which added to returns.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund maintained a long position in credit default swaps (“CDS”), which means it sold CDS protection, as we sought to capture the upside potential of select securities that were trading below what we considered to be their intrinsic value. The use of CDS had a neutral impact on Fund performance during the Reporting Period.

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	We increased the Fund’s exposure to state general obligation bonds during the Reporting Period and decreased its exposure to local general obligation bonds. From a state perspective, we added to the Fund’s positions in New York and Pennsylvania credits and reduced its positions in Florida and Virginia credits. In addition, we decreased the Fund’s exposures to maturities of less than one year and maturities of two to three years. We also increased its exposure to the four- to five-year and the six- to seven-year segments of the municipal yield curve during the Reporting Period.

15

PORTFOLIO RESULTS

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective March 12, 2021, Sylvia Yeh became a portfolio manager for the Fund. Scott Diamond and Joseph Wenzel continued to serve as portfolio managers for the Fund. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was underweight relative to the Index in higher credit quality municipal bonds and overweight lower credit quality municipal bonds. With regard to sectors, the Fund was underweight housing and pre-refunded bonds relative to the Index. It was overweight state and local general obligation bonds as well as education, health care, power and transportation bonds relative to the Index at the end of the Reporting Period. (Pre-refunding, also known as advance refunding, is a procedure in which a municipality issues a second bond at a lower interest rate and uses the proceeds from the sale of the second bond to invest in “escrow collateral” for the first bond. The escrow collateral is typically in Treasury securities. Pre-refunded municipal bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow collateral, they often increase in value — sometimes significantly.) From a state perspective, the Fund was overweight Illinois, Puerto Rico and New Jersey credits and underweight California and Ohio credits relative to the Index. Finally, the Fund was underweight short-maturity municipal bonds relative to the Index at the end of the Reporting Period.

16

FUND BASICS

Short Duration Tax-Free Fund

as of March 31, 2021

SECTOR ALLOCATION[1]

Percentage of Market Value

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

17

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Performance Summary

March 31, 2021

The following graph shows the value as of March 31, 2021, of a $1,000,000 investment made on April 1, 2011 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays Municipal Bond 1-3 Year Blend Index (with distributions reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Short Duration Tax-Free Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2011 through March 31, 2021.

Average Annual Total Return through March 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	2.92%	1.73%	1.53%	—
Including sales charges	1.39%	1.42%	1.38%	—

Class C
Excluding contingent deferred sales charges	2.51%	1.32%	1.12%	—
Including contingent deferred sales charges	1.86%	1.32%	1.12%	—

Institutional	3.23%	2.06%	1.85%	—

Service	2.71%	1.55%	1.35%	—

Investor	3.18%	1.99%	1.78%	—

Class R6 (Commenced November 30, 2017)	3.24%	N/A	N/A	2.65%

Class P (Commenced April 20, 2018)	3.24%	N/A	N/A	2.76%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 1.50% for Class A and the assumed contingent deferred sales charge for Class C Shares (0.65% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

18

FUND BASICS

Index Definition

The Bloomberg Barclays Municipal Bond 1-10 Year Blend Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Goldman Sachs High Yield Municipal Fund Composite Index is comprised of the Bloomberg Barclays Municipal High Yield Bond Index (60%) (with dividends reinvested) and the Bloomberg Barclays Municipal Bond Index (40%) (with dividends reinvested).

The Bloomberg Barclays Municipal High Yield Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. The Bloomberg Barclays Municipal High Yield Bond Index does not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Bloomberg Barclays Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate, and tax-exempt issues, with a remaining maturity of at least one year. The Bloomberg Barclays Municipal Bond Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Bloomberg Barclays Municipal Bond 1-3 Year Blend Index (with dividends reinvested), an unmanaged index, represents investment grade municipal bonds with maturities greater than one year and less than 4 years, and does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

19

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – 97.6%
Alabama – 1.0%
Alabama Economic Settlement Authority RB for BP Exploration & Production, Inc. Series 2016 A (A-/A2)
$5,000,000	4.000%	09/15/2033	$5,584,516
Chatom Industrial Development Board RB Refunding for PowerSouth Energy Cooperative Series 2020 (AGM) (AA/A2)
425,000	5.000	08/01/2025	500,511
485,000	5.000	08/01/2026	587,723
550,000	5.000	08/01/2027	681,058
485,000	5.000	08/01/2028	612,992
485,000	5.000	08/01/2029	623,889
425,000	5.000	08/01/2030	553,674
Health Care Authority RB for Baptist Health Series 2006 D (BBB+/A3)
100,000	5.000	11/15/2021	100,309
Hoover Industrial Development Board RB for United States Steel Corp. Series 2019 (AMT) (B-/Caa2)
4,600,000	5.750	10/01/2049	5,277,695
Houston County Health Care Authority RB for Southeast Alabama Medical Center Series 2016 A (BBB+/NR)
1,000,000	5.000	10/01/2024	1,143,350
1,000,000	5.000	10/01/2025	1,177,827
2,225,000	5.000	10/01/2030	2,579,577
Jefferson County Senior Lien Sewer RB Warrants Series 2013 A (AGM) (AA/A2)
740,000	5.000	10/01/2044	822,581
4,415,000	5.500	10/01/2053	4,962,030
Jefferson County Senior Lien Sewer RB Warrants Series 2013 C (AGM) (AA/A2)(a)
4,275,000	0.000	10/01/2046	4,329,254
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (BBB/NR)
1,000,000	5.000	10/01/2021	1,024,209
13,500,000	6.000	10/01/2042	15,683,780
10,615,000	6.500	10/01/2053	12,466,460
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 F (BBB/NR)(a)
14,875,000	0.000	10/01/2050	15,110,422
Prattville Industrial Development Board RB Refunding for International Paper Co. Series 2019 B (BBB/Baa2)(b)(c)
225,000	2.000	10/01/2024	234,351
Prattville Industrial Development Board RB Refunding for International Paper Co. Series 2019 C (BBB/Baa2)(b)(c)
225,000	2.000	10/01/2024	234,351
Selma Industrial Development Board RB Refunding for International Paper Co. Series 2019 A (BBB/Baa2)(b)(c)
1,750,000	2.000	10/01/2024	1,822,726
The Southeast Alabama Gas Supply District RB for Project No. 2 Series 2018 A (A/A1)
3,820,000	4.000	06/01/2024	4,208,415
The Southeast Alabama Gas Supply District RB for Project No. 2 Series 2018 B (A/A1)(b)
10,000,000	(1 Mo. LIBOR + 0.85%), 0.923	06/01/2024	10,067,759
UAB Medicine Finance Authority RB Series 2019 B (AA-/Aa3)
1,350,000	4.000	09/01/2036	1,594,539
2,030,000	4.000	09/01/2037	2,390,003
1,350,000	4.000	09/01/2038	1,584,919

			95,958,920

Municipal Bonds – (continued)
Alaska – 0.4%
Alaska Municipal Bond Bank Authority RB Refunding Series 2016 (AMT) (A+/NR)
1,755,000	5.000	12/01/2030	2,093,733
1,365,000	5.000	12/01/2031	1,627,640
1,960,000	5.000	12/01/2032	2,335,950
2,055,000	5.000	12/01/2033	2,441,799
Alaska Municipal Bond Bank Authority RB Refunding Series 2020 ONE (A+/A1)
1,200,000	5.000	12/01/2026	1,459,269
3,430,000	5.000	12/01/2027	4,277,909
2,175,000	5.000	12/01/2028	2,756,836
2,235,000	5.000	12/01/2029	2,869,514
1,540,000	5.000	12/01/2030	1,993,842
Alaska Municipal Bond Bank Authority RB Series 2017 THREE (A+/NR)
1,240,000	5.000	12/01/2027	1,537,556
Northern Tobacco Securitization Corp. RB Refunding Asset-Backed Bonds Series 2006 A (NR/B3)
2,600,000	5.000	06/01/2046	2,629,869
Northern Tobacco Securitization Corp. RB Refunding Capital Appreciation Asset-Backed Bonds 1st Subordinate Series 2006 B (WD/NR)(d)
37,350,000	0.000	06/01/2046	7,942,089
State of Alaska GO Unlimited Bonds Series 2016 A (AA-/Aa3)
5,460,000	5.000	08/01/2027	6,458,185

			40,424,191

Arizona – 1.3%
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (AA-/NR)(e)
21,670,000	(3 Mo. LIBOR + 0.81%), 0.969	01/01/2037	21,575,651
Arizona Industrial Development Authority RB for Candeo Schools Obligated Group Project Series 2020 A (SD CRED PROG) (AA-/NR)
425,000	3.375	07/01/2041	437,380
Arizona Industrial Development Authority RB for Equitable School Revolving Fund LLC Obligated Group Series 2019 A (A/NR)
1,400,000	5.000	11/01/2044	1,675,228
Arizona Industrial Development Authority RB for Great Lakes Senior Living Communities LLC Project First Tier Series 2019 A (B+/NR)
570,000	5.000	01/01/2043	574,168
3,250,000	4.500	01/01/2049	3,035,073
2,095,000	5.000	01/01/2054	2,032,467
Arizona Industrial Development Authority RB for Great Lakes Senior Living Communities LLC Project Second Tier Series 2019 B (B/NR)
1,565,000	5.000	01/01/2037	1,452,025
1,105,000	5.000	01/01/2038	1,017,690
300,000	5.000	01/01/2043	260,200
2,125,000	5.000	01/01/2049	1,786,661
600,000	5.125	01/01/2054	502,003
Arizona Industrial Development Authority RB for Provident Group – EMU Properties LLC Series 2018 (NR/Baa2)
365,000	5.000	05/01/2024	386,457
300,000	5.000	05/01/2029	325,633
650,000	5.000	05/01/2031	697,157

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Arizona – (continued)
Chandler Industrial Development Authority RB for Intel Corp. Series 2007 (AMT) (A+/A1)(b)(c)
$10,000,000	2.700%	08/14/2023	$10,502,911
Chandler Industrial Development Authority RB for Intel Corp. Series 2019 (AMT) (A+/A1)(b)(c)
7,300,000	5.000	06/03/2024	8,287,983
City of Phoenix Civic Improvement Corporation RB for Junior Lien Airport Series 2019 A (A/A1)
1,375,000	3.000	07/01/2049	1,415,761
City of Phoenix Civic Improvement Corporation RB for Junior Lien Airport Series 2019 B (AMT) (A/A1)
1,110,000	5.000	07/01/2023	1,221,188
1,115,000	5.000	07/01/2024	1,269,153
1,215,000	5.000	07/01/2025	1,423,898
915,000	4.000	07/01/2044	1,015,975
2,980,000	5.000	07/01/2044	3,578,511
2,290,000	3.250	07/01/2049	2,369,102
1,375,000	5.000	07/01/2049	1,641,023
City of Phoenix Civic Improvement Corporation RB Taxable Refunding for Rental Car Facility Charge Series 2019 B (BBB+/A3)
3,005,000	2.163	07/01/2022	3,045,225
1,950,000	2.226	07/01/2023	1,991,137
City of Phoenix Civic Improvement Corporation Water System RB Refunding Junior Lien Series 2016 (AAA/Aa2)
7,000,000	5.000	07/01/2030	8,467,986
Entertainment Center Community Facilities District RB Series 2017 (AA+/NR)
5,019,000	4.000	07/01/2037	5,089,429
Estrella Mountain Ranch Community Facilities District Lucero Assessment District No. 1 Special Assessment RB Series 2019 (NR/NR)
395,000	3.500	07/01/2029	408,070
378,000	4.100	07/01/2034	388,476
1,141,000	4.750	07/01/2043	1,171,150
Glendale City Subordinate RB Refunding Series 2017 (AA/A1)
2,500,000	5.000	07/01/2028	3,076,094
Glendale Industrial Development Authority RB for People of Faith, Inc. Obligated Group Series 2020 A (BBB-/NR)
535,000	4.000	05/15/2031	584,684
900,000	5.000	05/15/2041	1,012,520
Glendale Industrial Development Authority RB Refunding for Sun Health Services Obligated Group Series 2019 A (A-/NR)
5,000,000	5.000	11/15/2042	5,779,432
La Paz County Industrial Development Authority RB for Harmony Public Schools Series 2021 A (BBB/NR)
380,000	4.000	02/15/2041	419,380
295,000	4.000	02/15/2046	323,195
Maricopa County Industrial Development Authority RB for Arizona Autism Charter Schools Obligated Group Series 2020 A (BB/NR)(f)
300,000	4.000	07/01/2030	322,653
600,000	5.000	07/01/2040	672,568
Maricopa County Industrial Development Authority RB for Ottawa University Series 2020 (NR/NR)(f)
300,000	5.000	10/01/2026	314,517
400,000	5.125	10/01/2030	430,455

Municipal Bonds – (continued)
Arizona – (continued)
Maricopa County Industrial Development Authority RB Refunding for Legacy Traditional School Obligated Group Series 2019 A (SD CRED PROG) (AA-/Ba2)
200,000	4.000	07/01/2025	224,835
200,000	4.000	07/01/2026	228,640
200,000	4.000	07/01/2027	232,150
325,000	4.000	07/01/2028	380,043
250,000	4.000	07/01/2029	295,292
500,000	4.000	07/01/2034	559,910
700,000	5.000	07/01/2039	844,959
Pima County IDA RB Refunding for Career Success Schools, Inc. Series 2020 (NR/NR)(f)
500,000	4.750	05/01/2030	524,699
225,000	5.500	05/01/2040	236,465
Salt Verde Financial Corp. RB Gas Senior Series 2007-1 (BBB+/A3)
11,910,000	5.000	12/01/2037	16,530,894
Yavapai County IDA Solid Waste Disposal RB for Waste Management, Inc. Project Series 2002 (AMT) (A-/NR)(b)(c)
4,000,000	2.800	06/01/2021	4,014,774

			126,052,930

Arkansas – 0.4%
Arkansas Development Finance Authority RB for Baptist Health Obligated Group Series 2019 (A/NR)
2,790,000	5.000	12/01/2047	3,384,575
4,630,000	3.200	12/01/2049	4,730,645
Arkansas Development Finance Authority RB Refunding for Central Arkansas Radiation Therapy Institute, Inc. Series 2021 (NR/NR)
4,700,000	3.500	07/01/2038	4,705,763
Batesville Public Facilities Board RB Refunding for White River Health System Obligated Group Series 2020 (BBB-/NR)
1,120,000	5.000	06/01/2021	1,125,843
520,000	5.000	06/01/2022	538,386
700,000	5.000	06/01/2023	742,322
1,030,000	5.000	06/01/2024	1,109,755
1,215,000	5.000	06/01/2025	1,324,489
1,705,000	5.000	06/01/2026	1,879,269
1,770,000	5.000	06/01/2027	1,965,746
Conway Health Facilities Board RB Refunding for Conway Regional Medical Center, Inc. Series 2019 (BBB+/NR)
550,000	5.000	08/01/2026	662,046
500,000	5.000	08/01/2028	594,510
Pulaski County Little Rock School District Construction GO Bonds Series 2017 (ST AID WITHHLDG) (NR/Aa2)
5,395,000	3.000	02/01/2023	5,592,901
5,185,000	3.000	02/01/2024	5,362,640
Pulaski County Little Rock School District GO Refunding Bonds Series 2015 (ST AID WITHHLDG) (NR/Aa2)
3,335,000	3.000	02/01/2023	3,341,688

			37,060,578

California – 8.7%
Alhambra California Unified School District Election of 2008 GO Bonds Capital Appreciation for Elementary Schools Improvement District Series 2011 B (AGM) (AA/Aa2)(d)
1,000,000	0.000	08/01/2037	706,364

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
Anaheim Community Facilities District No. 08-1 Special Tax Refunding Bonds for Platinum Triangle Series 2016 (NR/NR)
$670,000	4.000%	09/01/2024	$738,278
500,000	4.000	09/01/2025	548,345
370,000	4.000	09/01/2026	404,491
415,000	4.000	09/01/2027	451,739
410,000	4.000	09/01/2028	444,531
345,000	4.000	09/01/2029	372,523
Atwater Wastewater RB Refunding Series 2017 A (AGM) (AA/NR)
1,000,000	5.000	05/01/2040	1,175,776
Beaumont Community Facilities District No. 2016-2 Special Tax Series 2019 (NR/NR)
190,000	4.000	09/01/2021	192,826
195,000	4.000	09/01/2022	204,671
205,000	4.000	09/01/2023	221,383
210,000	4.000	09/01/2024	232,222
220,000	4.000	09/01/2025	248,308
230,000	4.000	09/01/2026	262,518
235,000	4.000	09/01/2027	266,191
255,000	4.000	09/01/2029	285,330
275,000	4.000	09/01/2031	303,759
290,000	4.000	09/01/2032	319,465
300,000	5.000	09/01/2033	343,819
215,000	5.000	09/01/2034	245,768
330,000	5.000	09/01/2035	376,648
345,000	3.000	09/01/2036	354,939
360,000	3.000	09/01/2037	369,419
370,000	3.000	09/01/2038	378,383
380,000	3.000	09/01/2039	388,039
1,160,000	5.000	09/01/2044	1,303,399
1,475,000	5.000	09/01/2049	1,651,032
Beaumont Community Facilities District No. 93-1 Special Tax for Improvement Area No 8F Series 2020 (NR/NR)
1,505,000	4.000	09/01/2045	1,648,096
California County Tobacco Securitization Agency RB Refunding for Gold Country Settlement Funding Corp. Series 2020 B-1 (BBB-/NR)
425,000	4.000	06/01/2049	472,523
California County Tobacco Securitization Agency RB Refunding for Merced County Tobacco Funding Corp. Series 2020 B (NR/NR)
500,000	5.000	06/01/2050	584,185
California County Tobacco Securitization Agency RB Refunding for Sonoma County Securitization Corp. Series 2020 A (BBB+/NR)
950,000	4.000	06/01/2049	1,097,106
California County Tobacco Securitization Agency RB Refunding for Sonoma County Securitization Corp. Series 2020 B-1 (BBB-/NR)
275,000	5.000	06/01/2049	335,384
California County Tobacco Securitization Agency RB Refunding for Sonoma County Securitization Corp. Series 2020 B-2 (NR/NR)(d)
2,375,000	0.000	06/01/2055	574,093

Municipal Bonds – (continued)
California – (continued)
California County Tobacco Securitization Agency RB Refunding Series 2020 A (BBB+/NR)
825,000	4.000	06/01/2049	946,778
California County Tobacco Securitization Agency RB Refunding Series 2020 B-1 (BBB-/NR)
595,000	5.000	06/01/2049	719,448
California County Tobacco Securitization Agency RB Refunding Series 2020 B-2 (NR/NR)(d)
12,130,000	0.000	06/01/2055	2,343,833
California County Tobacco Securitization Agency Tobacco Settlement RB Capital Appreciation Subordinate Series 2006 C (WD/NR)(d)
45,220,000	0.000	06/01/2055	5,435,874
California Educational Facilities Authority RB for Stanford University Series 2010 U-1 (AAA/Aaa)
5,000,000	5.250	04/01/2040	7,420,039
California Educational Facilities Authority RB for Stanford University Series 2014 U-6 (AAA/Aaa)
3,500,000	5.000	05/01/2045	5,209,041
California Enterprise Development Authority RB for Provident Group-SDSU Properties LLC – M@College Project Series 2020 A (NR/Baa3)
450,000	5.000	08/01/2035	556,945
575,000	5.000	08/01/2040	701,880
550,000	5.000	08/01/2045	662,168
California Health Facilities Financing Authority RB for El Camino Hospital Series 2017 (AA/A1)
500,000	5.000	02/01/2042	587,191
California Health Facilities Financing Authority RB for Lucile Salter Packard Children’s Hospital Series 2017 A (A+/A1)
375,000	5.000	11/15/2028	467,474
350,000	5.000	11/15/2029	433,124
565,000	5.000	11/15/2030	695,506
1,010,000	5.000	11/15/2042	1,206,075
12,000,000	5.000	11/15/2056	14,186,888
California Municipal Finance Authority RB for Community Medical Centers Series 2017 A (A-/A3)
1,300,000	5.000	02/01/2034	1,516,262
1,150,000	5.000	02/01/2035	1,338,866
450,000	5.000	02/01/2042	516,409
1,450,000	5.000	02/01/2047	1,652,489
California Municipal Finance Authority RB for LAX Integrated Express Solutions LLC Senior Lien Series 2018 A (AMT) (BBB-/NR)
2,285,000	5.000	06/30/2028	2,874,195
1,635,000	5.000	12/31/2028	2,048,121
6,195,000	5.000	12/31/2043	7,316,819
California Municipal Finance Authority RB for The Learning Choice Academy Series 2021 A (BBB-/NR)
670,000	4.000	07/01/2031	771,813
1,830,000	4.000	07/01/2041	2,058,057
California Municipal Finance Authority RB Refunding for California Lutheran University Series 2018 (NR/Baa1)
200,000	5.000	10/01/2026	239,855
200,000	5.000	10/01/2027	245,051
150,000	5.000	10/01/2028	187,261

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
California Municipal Finance Authority RB Refunding for California Lutheran University Series 2018 (NR/Baa1) – (continued)
$225,000	5.000%	10/01/2029	$278,953
125,000	5.000	10/01/2030	153,709
225,000	5.000	10/01/2031	275,185
225,000	5.000	10/01/2032	274,192
California Municipal Finance Authority RB Refunding for Claremont Graduate University Series 2020 B (NR/NR)(f)
430,000	5.000	10/01/2034	505,217
1,125,000	5.000	10/01/2039	1,299,550
1,035,000	5.000	10/01/2049	1,173,464
California Municipal Finance Authority Senior Lien RB for LAX Integrated Express Solutions LLC Project Series 2018 A (AMT) (BBB-/NR)
2,875,000	5.000	12/31/2034	3,480,258
2,375,000	5.000	12/31/2035	2,867,263
900,000	5.000	12/31/2037	1,080,544
2,000,000	5.000	12/31/2038	2,395,364
California Municipal Finance Authority Student Housing RB for Bowles Hall Foundation Series 2015 A (NR/Baa3)
400,000	5.000	06/01/2035	436,744
California Pollution Control Financing Authority RB for Mission Rock Utilities, Inc. Series 2020 (NR/NR)(f)
5,550,000	4.000	11/01/2023	5,550,826
California Pollution Control Financing Authority RB Refunding for Waste Management, Inc. Series 2015 B-1 (AMT) (A-/NR)
4,130,000	3.000	11/01/2025	4,558,654
California Pollution Control Financing Authority Solid Waste Disposal RB for Rialto Bioenergy Facility LLC Project Series 2019 (AMT) (NR/NR)(f)
2,000,000	6.750	12/01/2028	2,016,376
14,195,000	7.500	12/01/2040	14,390,380
California Pollution Control Financing Authority Solid Waste Disposal RB for Waste Management, Inc. Project Series 2001 A (AMT) (A-/NR)(b)(c)
1,250,000	2.500	05/01/2024	1,323,366
California Pollution Control Financing Authority Solid Waste Disposal RB for Waste Management, Inc. Project Series 2003 A (A-/NR)(b)(c)
3,500,000	2.500	05/01/2024	3,705,424
California Pollution Control Financing Authority Solid Waste Disposal RB Refunding for Waste Management, Inc. Project Series 2015 A-1 (AMT) (A-/NR)
10,000,000	3.375	07/01/2025	11,119,684
California Pollution Control Financing Authority Water Furnishing RB for Poseidon Resources LP Desalination Project Series 2012 (AMT) (BBB/Baa3)(f)
13,845,000	5.000	07/01/2030	14,823,375
California Pollution Control Financing Authority Water Furnishing RB Refunding for San Diego County Water Desalination Project Series 2019 (BBB/Baa3)(f)
280,000	5.000	07/01/2022	296,368
360,000	5.000	07/01/2023	395,256
445,000	5.000	07/01/2024	503,411
1,330,000	5.000	07/01/2029	1,625,716

Municipal Bonds – (continued)
California – (continued)
California Public Finance Authority RB for Excelsior Charter School Project Series 2020 A (NR/NR)(f)
1,000,000	5.000	06/15/2040	1,082,256
California School Finance Authority RB for Classical Academy Obligated Group Series 2020 A (BBB-/NR)(f)
215,000	3.000	10/01/2030	226,511
500,000	5.000	10/01/2040	577,134
California School Finance Authority RB for Fenton Charter Public Schools Series 2020 A (BB+/NR)(f)
680,000	4.000	07/01/2030	742,261
750,000	5.000	07/01/2040	836,543
California State Various Purpose GO Bonds Series 2017 (AA-/Aa2)
1,250,000	5.000	08/01/2046	1,497,484
California State Various Purpose GO Refunding Bonds Series 2020 (AA-/Aa2)
16,170,000	4.000	11/01/2037	19,536,435
17,175,000	4.000	11/01/2038	20,684,727
California Statewide Communities Development Authority Community Facilities District No. 2007-01 Special Tax Refunding for Orinda Wilder Project Series 2015 (NR/NR)
330,000	4.250	09/01/2022	345,232
205,000	5.000	09/01/2030	230,601
220,000	5.000	09/01/2037	244,022
California Statewide Communities Development Authority Community Facilities District No. 2018-02 Special Tax for Improvement Area No. 1 Series 2020 (NR/NR)(f)
1,375,000	7.250	09/01/2050	1,457,225
California Statewide Communities Development Authority Community Facilities District No. 2020-02 Special Tax for Improvement Area No. 1 Series 2021 (NR/NR)
625,000	4.000	09/01/2041	697,558
530,000	4.000	09/01/2051	588,407
California Statewide Communities Development Authority Infrastructure Program RB for Pacific Highlands Ranch Series 2019 (NR/NR)
875,000	5.000	09/02/2034	1,057,317
595,000	5.000	09/02/2039	708,712
California Statewide Communities Development Authority Infrastructure Program Special Assessment Bonds Series 2018 B (NR/NR)
2,630,000	5.000	09/02/2033	3,156,708
875,000	5.000	09/02/2038	1,034,178
350,000	5.000	09/02/2043	409,331
1,040,000	5.000	09/02/2048	1,205,352
California Statewide Communities Development Authority Infrastructure Programme Special Assessment Bonds Series 2019 A (NR/NR)
4,225,000	5.000	09/02/2029	4,970,203
California Statewide Communities Development Authority Infrastructure Programme Special Assessment Bonds Series 2019 B (NR/NR)
645,000	4.000	09/02/2023	689,378
670,000	4.000	09/02/2024	730,768
1,500,000	5.000	09/02/2034	1,812,544

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
California Statewide Communities Development Authority RB for Lancer Educational Housing LLC Project Series 2019 A (NR/NR)(f)
$750,000	3.000%	06/01/2029	$764,952
California Statewide Communities Development Authority RB for Marin General Hospital Obligated Group Series 2018 A (BBB+/NR)
365,000	5.000	08/01/2028	452,588
300,000	5.000	08/01/2029	368,056
315,000	5.000	08/01/2030	382,897
California Statewide Communities Development Authority RB for NCCD-Hooper Street LLC Project Series 2019 (B/NR)(f)
500,000	5.000	07/01/2024	513,952
900,000	5.000	07/01/2029	936,114
California Statewide Communities Development Authority RB Refunding for Front Porch Communities & Services Series 2017 A (A-/NR)
150,000	5.000	04/01/2030	174,889
70,000	5.000	04/01/2031	81,306
385,000	4.000	04/01/2032	421,177
455,000	4.000	04/01/2034	493,511
California Statewide Communities Development Authority RB Refunding for Loma Linda University Medical Center Series 2016 A (BB-/NR)(f)
1,725,000	5.000	12/01/2031	1,980,722
California Statewide Communities Development Authority Special Assessment Bond Series 2020 (NR/NR)
1,710,000	4.000	09/02/2028	1,887,025
1,250,000	5.000	09/02/2040	1,505,585
California Statewide Communities Development Authority Special Assessment Bonds Series 2018 C (NR/NR)
1,300,000	5.000	09/02/2038	1,528,752
1,500,000	5.000	09/02/2048	1,730,847
California Statewide Communities Development Authority Special Assessment for Statewide Community Infrastructure Program Series 2019 C (NR/NR)
115,000	4.000	09/02/2021	116,450
180,000	4.000	09/02/2022	187,541
345,000	4.000	09/02/2023	368,652
355,000	4.000	09/02/2024	387,447
1,015,000	4.000	09/02/2029	1,143,859
California Statewide Communities Development Authority Student Housing RB for University of California Irvine East Campus Apartments, Phase IV-A CHF-Irvine, LLC Series 2017 (NR/Baa1)
975,000	5.000	05/15/2042	1,129,076
1,000,000	5.000	05/15/2047	1,150,624
800,000	5.000	05/15/2050	919,026
California Statewide Communities Development Authority Student Housing RB for University of California Irvine East Campus Apartments, Phase IV-A CHF – Irvine, LLC Series 2017 (NR/Baa1)
1,750,000	5.000	05/15/2022	1,831,528
California Statewide Financing Authority Tobacco Settlement RB Capital Appreciation for Turbo Pooled Program Series 2006 B (WD/NR)(d)
22,510,000	0.000	06/01/2046	4,115,629

Municipal Bonds – (continued)
California – (continued)
Chino Public Financing Authority Tax Exempt RB Series 2019 A (NR/NR)
230,000	4.000	09/01/2026	264,338
245,000	4.000	09/01/2027	285,034
250,000	4.000	09/01/2028	293,991
165,000	3.000	09/01/2037	168,394
170,000	3.000	09/01/2038	172,869
175,000	3.000	09/01/2039	177,489
180,000	3.000	09/01/2040	182,377
620,000	3.125	09/01/2044	630,122
Citrus Community College District GO Bonds Capital Appreciation for Election of 2004 Series 2009 C (AA/Aa1)(d)
3,500,000	0.000	06/01/2034	2,667,229
City & County of San Francisco Community Facilities District No. 2016-1 Special Tax Bonds Series 2020 (NR/NR)
600,000	4.000	09/01/2042	655,578
City of Azusa Community Facilities District No. 2005-1 Special Tax Series 2019 (AGM) (AA/NR)
1,280,000	5.000	09/01/2044	1,556,392
1,925,000	5.000	09/01/2049	2,327,990
City of Chino CA Community Facilities District No. 2003-3 Special Tax for Improvement Area No. 7 Series 2020 (NR/NR)
1,125,000	4.000	09/01/2029	1,283,814
1,275,000	4.000	09/01/2032	1,467,328
1,030,000	4.000	09/01/2037	1,162,045
485,000	4.000	09/01/2040	542,085
City of Fairfield Community Facilities District No. 2019-1 for Improvement Area No. 1 Series 2020 A (NR/NR)(f)
1,000,000	5.000	09/01/2035	1,218,434
City of Ontario CA Community Facilities District No. 43 Special Tax Bonds Series 2020 (NR/NR)
305,000	4.000	09/01/2028	356,572
330,000	4.000	09/01/2030	380,323
440,000	4.000	09/01/2032	502,422
450,000	4.000	09/01/2034	508,883
465,000	4.000	09/01/2036	523,573
150,000	3.000	09/01/2038	154,807
160,000	3.000	09/01/2039	164,516
190,000	4.000	09/01/2040	211,845
City of Oroville RB for Oroville Hospital Series 2019 (BB/NR)
1,140,000	5.000	04/01/2024	1,243,935
1,325,000	5.000	04/01/2027	1,530,882
1,000,000	5.000	04/01/2029	1,181,688
1,250,000	5.000	04/01/2030	1,459,034
1,500,000	5.000	04/01/2031	1,742,388
City of Rocklin Community Facilities District No. 10 Special Tax Bonds Series 2019 (NR/NR)
100,000	5.000	09/01/2026	115,876
100,000	5.000	09/01/2027	115,375
100,000	5.000	09/01/2028	114,856
100,000	5.000	09/01/2029	114,208
140,000	5.000	09/01/2031	158,343
250,000	5.000	09/01/2032	282,251
230,000	5.000	09/01/2033	259,166
150,000	5.000	09/01/2034	168,721
150,000	5.000	09/01/2035	168,328

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
City of Rocklin Community Facilities District No. 10 Special Tax Bonds Series 2019 (NR/NR) – (continued)
$700,000	5.000%	09/01/2036	$782,788
275,000	5.000	09/01/2037	306,736
250,000	5.000	09/01/2038	278,307
500,000	5.000	09/01/2039	555,830
City of Roseville Special Tax for SVSP Westpark-Federico Community Facilities District No. 1 Series 2019 (NR/NR)
325,000	3.000	09/01/2029	335,496
815,000	5.000	09/01/2034	939,947
445,000	5.000	09/01/2039	507,971
City of Roseville Special Tax Villages at Sierra Vista Community Facilities District No. 1 Series 2020 (NR/NR)
55,000	3.000	09/01/2022	56,511
70,000	4.000	09/01/2024	76,004
95,000	4.000	09/01/2026	106,010
65,000	5.000	09/01/2030	77,545
190,000	4.000	09/01/2032	211,698
225,000	4.000	09/01/2034	249,276
265,000	4.000	09/01/2036	292,160
305,000	4.000	09/01/2038	334,674
330,000	4.000	09/01/2040	361,717
City of Sacramento Greenbriar Community Facilities District No. 2018-03 Special Tax Bonds for Improvement Area No. 1 Series 2021 (NR/NR)
875,000	4.000	09/01/2041	965,135
City of Sacramento Natomas Meadows Community Facilities District No. 2007-01 Special Tax Bonds for Improvement Area No. 1 Series 2017 (NR/NR)(f)
570,000	4.000	09/01/2028	632,123
City of Santa Paula Special Tax for Harvest Community Facilities District No. 1 Series 2020 (NR/NR)
600,000	5.000	09/01/2035	711,592
1,000,000	5.000	09/01/2040	1,171,128
City of Santee Community Facilities District No. 2017-1 Special Tax Bonds Series 2019 (NR/NR)
1,420,000	4.000	09/01/2044	1,557,852
City of Stockton Community Facilities District No. 2005-1 Special Tax Bonds Series 2019 (NR/NR)
320,000	2.000	09/01/2024	331,327
330,000	2.250	09/01/2026	346,951
350,000	2.375	09/01/2028	367,066
380,000	2.750	09/01/2031	391,880
405,000	3.000	09/01/2033	422,776
415,000	3.000	09/01/2034	433,069
270,000	3.000	09/01/2035	279,708
900,000	3.125	09/01/2037	934,465
740,000	3.125	09/01/2039	765,266
810,000	3.250	09/01/2041	837,008
City of Tracy Community Facilities District No. 2016-2 ECFD Special Tax Bonds Series 2019 (NR/NR)
345,000	5.000	09/01/2044	398,268
465,000	5.000	09/01/2049	534,851
City of Upland Community Facilities District No. 2015-1 Special Tax Improvement Area No. 1 Series 2019 B (NR/NR)
95,000	3.125	09/01/2037	98,930
700,000	3.250	09/01/2041	726,534

Municipal Bonds – (continued)
California – (continued)
City of Upland Community Facilities District No. 2015-1 Special Tax Improvement Area No. 1 Series 2019 B (NR/NR) – (continued)
600,000	3.500	09/01/2049	625,302
940,000	4.000	09/01/2049	1,022,453
Commerce Community Development Commission Successor Agency Tax Allocation Refunding Series 2016 A (AGM) (AA/NR)
275,000	3.125	08/01/2035	291,706
County of El Dorado CA Community Facilities District No. 2018-1 Bass Lake Hills Special Tax Bonds Series 2019 (NR/NR)
450,000	5.000	09/01/2034	516,858
725,000	5.000	09/01/2039	824,285
County of Sacramento RB Refunding for Airport System Series 2018 C (AMT) (A/A2)
1,225,000	5.000	07/01/2039	1,468,410
County of San Diego Community Facilities District No. 2008-01 Special Tax Series 2020 A (NR/NR)
1,365,000	4.000	09/01/2045	1,487,040
Dublin Community Facilities District No. 2015-1 Improvement Area No. 1 Special Tax Series 2017 (NR/NR)
1,405,000	5.000	09/01/2027	1,616,588
East Garrison Public Finance Authority Special Tax for East Garrison Project Series 2019 (NR/NR)
395,000	3.125	09/01/2044	402,336
1,630,000	3.125	09/01/2049	1,649,846
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding RMKT 08/24/17 Series 2013 B Subseries B-1 (A-/Baa2)
1,300,000	3.950	01/15/2053	1,443,395
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding Series 2013 A (AGM) (AA/A2)(a)
3,000,000	0.000	01/15/2032	3,523,310
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding Series 2014 Subseries B-3 (A-/Baa2)(b)(c)
1,175,000	5.500	01/15/2023	1,248,478
Foothill-Eastern Transportation Corridor Agency RB Refunding for Senior Lien Series 2021 A (A-/Baa2)
4,000,000	4.000	01/15/2046	4,619,574
Fullerton Community Facilities District No. 1 Special Tax Refunding Bonds for Amerige Heights Series 2012 (A+/NR)
500,000	5.000	09/01/2032	532,305
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 B (CCC-/NR)(d)
43,000,000	0.000	06/01/2047	9,483,272
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 C (CCC-/NR)(d)
9,375,000	0.000	06/01/2047	2,017,079
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2015 A (ST APPROP) (A+/Aa3)
13,395,000	5.000	06/01/2045	15,536,184

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2018 A-1 (BB/NR)
$15,270,000	3.500%	06/01/2036	$15,545,700
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2018 A-1 (BBB-/NR)
22,180,000	5.000	06/01/2034	26,819,799
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2018 A-1 (NR/NR)
2,440,000	5.000	06/01/2047	2,524,279
10,080,000	5.250	06/01/2047	10,460,348
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2018 A-2 (NR/NR)
14,450,000	5.000	06/01/2047	14,949,113
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2007 A-2 (B-/B3)
3,915,000	5.300	06/01/2037	4,069,534
Independent Cities Finance Authority RB for City of Compton Sales Tax Series 2021 (AGM) (AA/NR)(f)
665,000	4.000	06/01/2036	761,795
Inland Empire Tobacco Securitization Authority RB Turbo Asset-Backed Bonds Series 2019 (A-/NR)
1,305,000	3.678	06/01/2038	1,344,231
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 A (NR/NR)
650,000	5.000	09/01/2025	773,957
650,000	5.000	09/01/2026	797,470
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 B (NR/NR)
480,000	5.000	09/01/2025	571,537
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 C (NR/NR)
430,000	5.000	09/01/2026	527,557
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 D (NR/NR)
180,000	4.000	09/01/2025	204,077
175,000	4.000	09/01/2026	202,220
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2019 A (AA/NR)
350,000	5.000	09/01/2030	454,981
310,000	5.000	09/01/2032	398,929
360,000	5.000	09/01/2034	458,690
460,000	5.000	09/01/2036	580,064
Lammersville Joint Unified School District Improvement Community Facilities District No. 2014-1 Special Tax Bonds Series 2019 (NR/NR)
775,000	5.000	09/01/2043	871,624
2,500,000	5.000	09/01/2048	2,798,989
Lammersville Joint Unified School District No. 2002 Special Tax Refunding for Community Facilities Series 2017 (AGM) (AA/NR)
3,000,000	3.500	09/01/2035	3,293,406
Los Angeles Community College District GO Refunding Bonds Series 2020 (AA+/Aaa)
6,270,000	1.606	08/01/2028	6,223,278
14,495,000	1.806	08/01/2030	14,150,077
4,000,000	2.106	08/01/2032	3,930,692

Municipal Bonds – (continued)
California – (continued)
Los Angeles Department of Airports RB Senior Refunding Series 2018 B (AMT) (AA-/Aa2)
2,335,000	5.000	05/15/2034	2,881,625
Los Angeles Department of Airports Subordinated RB Refunding Series 2021 B (A+/Aa3)
3,810,000	5.000	05/15/2038	4,968,582
3,915,000	5.000	05/15/2039	5,089,374
Los Angeles Department of Airports Subordinated RB Series 2016 B (AMT) (A+/Aa3)
1,000,000	5.000	05/15/2029	1,187,592
Los Angeles Department of Airports Subordinated RB Series 2018 A (AMT) (A+/Aa3)
7,000,000	5.250	05/15/2048	8,465,251
Los Angeles Department of Airports Subordinated RB Series 2018 C (AMT) (A+/Aa3)
5,000,000	5.000	05/15/2030	6,146,463
1,000,000	5.000	05/15/2035	1,210,475
Los Angeles Department of Airports Subordinated RB Series 2018 D (AMT) (A+/Aa3)
6,000,000	5.000	05/15/2030	7,602,631
Los Angeles Unified School District GO Bonds for Qualified School Construction Series 2010 J-2 (A+/Aa3)
44,275,000	5.720	05/01/2027	54,432,566
Menifee Union School District Riverside County GO Bonds Capital Appreciation for Election of 2008 Series 2009 C (ASSURED GTY) (AA/Aa3)(d)
2,000,000	0.000	08/01/2037	1,350,311
4,500,000	0.000	08/01/2038	2,941,258
4,500,000	0.000	08/01/2039	2,840,917
Merced City School District GO Bonds Capital Appreciation for Election of 2003 Series 2005 (NATL-RE) (AA-/NR)(d)
1,205,000	0.000	08/01/2026	1,136,445
Merced-Union High School District Election of 2008 GO Bonds Series 2011 C (NR/Aa3)(d)
2,510,000	0.000	08/01/2035	1,819,616
M-S-R Energy Authority Gas RB Series 2009 A (BBB+/NR)
1,750,000	6.500	11/01/2039	2,794,128
M-S-R Energy Authority Gas RB Series 2009 C (BBB+/NR)
3,430,000	6.125	11/01/2029	4,372,083
2,000,000	6.500	11/01/2039	3,193,289
Mt. Diablo Unified School District GO Bonds Capital Appreciation for Election of 2010 Series 2010 A (AGM) (AA/Aa3)(a)
5,000,000	0.000	08/01/2035	5,468,675
Northern California Gas Authority No. 1 RB for Gas Project Series 2007 B (BBB+/A1)(e)
5,125,000	(3 Mo. LIBOR + 0.72%), 0.879	07/01/2027	5,150,636
Palomar Health RB Refunding for Palomar Health Series 2017 (AGM) (AA/A2)
11,335,000	5.000	11/01/2047	13,696,603
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AA/A2)(d)
2,150,000	0.000	08/01/2031	1,782,676
4,150,000	0.000	08/01/2032	3,354,024
3,500,000	0.000	08/01/2033	2,753,890

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AA/A2)
$6,450,000	7.000%	08/01/2038	$9,122,851
Port of Oakland RB Refunding Senior Lien Series 2012 P (AMT) (A+/A1)
4,000,000	5.000	05/01/2031	4,169,342
Rancho Cordova Community Facilities District No. 2003-1 Special Tax Refunding for Sunridge Anatolia Series 2016 (NR/NR)
590,000	4.000	09/01/2023	635,091
320,000	4.000	09/01/2024	352,840
400,000	4.000	09/01/2025	450,364
1,490,000	4.000	09/01/2026	1,709,080
305,000	4.000	09/01/2027	347,675
500,000	4.000	09/01/2028	564,605
1,780,000	4.000	09/01/2029	1,991,493
River Islands Public Financing Authority Community Facilities District No. 2003-1 Special Tax Refunding Bonds Series 2015 A-1 (NR/NR)
4,310,000	5.000	09/01/2027	4,593,945
1,000,000	5.375	09/01/2031	1,063,686
485,000	5.250	09/01/2034	513,681
Riverside Unified School District Community Facilities District No. 32 Special Tax Series 2020 (NR/NR)
195,000	4.000	09/01/2027	222,106
205,000	4.000	09/01/2028	234,726
210,000	4.000	09/01/2029	240,258
220,000	4.000	09/01/2030	250,379
545,000	4.000	09/01/2034	612,459
500,000	4.000	09/01/2037	558,371
370,000	4.000	09/01/2040	410,431
Roseville California Community Facilities District No. 1 Special Tax Refunding for Fiddyment Ranch Project Series 2017 (NR/NR)
750,000	5.000	09/01/2025	882,646
1,075,000	5.000	09/01/2026	1,299,211
1,000,000	5.000	09/01/2027	1,236,373
Roseville California Community Facilities District No. 5 Special Tax for Fiddyment Ranch Project Series 2019 (NR/NR)
35,000	4.000	09/01/2021	35,467
50,000	4.000	09/01/2022	52,234
85,000	4.000	09/01/2023	91,053
80,000	4.000	09/01/2024	87,448
150,000	4.000	09/01/2025	167,377
275,000	5.000	09/01/2026	325,360
210,000	5.000	09/01/2027	252,363
160,000	5.000	09/01/2028	190,779
170,000	5.000	09/01/2029	201,451
110,000	5.000	09/01/2030	129,587
100,000	5.000	09/01/2031	117,096
185,000	5.000	09/01/2032	215,834
165,000	5.000	09/01/2033	191,806
175,000	4.000	09/01/2034	193,121
150,000	4.000	09/01/2035	165,223
125,000	3.000	09/01/2036	126,297
470,000	5.000	09/01/2039	538,312

Municipal Bonds – (continued)
California – (continued)
Roseville California Community Facilities District No. 5 Special Tax for Fiddyment Ranch Project Series 2019 (NR/NR) – (continued)
250,000	3.250	09/01/2041	254,389
400,000	5.000	09/01/2045	453,484
1,000,000	5.000	09/01/2049	1,130,554
Sacramento City Unified School District GO RB Refunding Series 2015 (AGM) (AA/NR)
1,000,000	5.000	07/01/2029	1,129,549
Sacramento County Water Financing Authority RB for Water Agency Zones 40 & 41 2007 Water System Project Series 2007 B (NATL-RE) (A+/Aa3)(e)
2,375,000	(3 Mo. LIBOR + 0.55%), 0.678	06/01/2034	2,285,270
San Diego County Regional Airport Authority RB Refunding Series 2013 B (AMT) (A/A1)
3,465,000	5.000	07/01/2023	3,821,103
San Diego Unified School District GO Bonds for Election of 2008 Series 2010 C (AA-/Aa2)(d)
5,000,000	0.000	07/01/2039	3,334,408
San Diego Unified School District GO Bonds for Election of 2012 Series 2013 C (AA-/Aa2)
3,500,000	4.000	07/01/2042	3,714,757
San Francisco City & County Airport Commission RB for San Francisco International Airport Series 2019 B (A/A1)
4,650,000	5.000	05/01/2049	5,683,012
San Francisco City & County Airport Commission RB Refunding for San Francisco International Airport Second Series 2011 C (AMT) (ETM) (A/A1)(g)
3,800,000	5.000	05/01/2021	3,813,272
San Francisco City & County Airport Commission RB Refunding for San Francisco International Airport Second Series 2012 A (AMT) (A/A1)
4,750,000	5.000	05/01/2026	4,991,935
San Francisco City & County Airport Commission RB Refunding for San Francisco International Airport Second Series 2013 A (AMT) (A/A1)
2,000,000	5.500	05/01/2028	2,204,395
San Francisco City & County Airport Commission RB Unrefunded for San Francisco International Airport Second Series 2018 A (AMT) (A/NR)
10,000,000	5.000	05/01/2023	10,969,284
San Francisco City & County Airport Commission RB Unrefunded for San Francisco International Airport Second Series 2018 D (AMT) (A/A1)
10,000,000	5.000	05/01/2048	11,868,826
San Francisco City & County Airport Commission RB Unrefunded for San Francisco International Airport Second Series 2018 G (AMT) (A/NR)
1,300,000	5.000	05/01/2027	1,611,995
San Francisco City & County Airport Commission San Francisco International Airport RB Series 2019 A (AMT) (A/A1)
9,380,000	5.000	05/01/2044	11,310,540
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay South Redevelopment Series 2016 C (A-/NR)
1,000,000	5.000	08/01/2033	1,178,084

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
San Jacinto Unified School District Financing Authority Special Tax RB Series 2019 (NR/NR)
$500,000	5.000%	09/01/2036	$583,737
1,550,000	5.000	09/01/2044	1,781,608
2,275,000	5.000	09/01/2049	2,600,487
San Joaquin Hills Transportation Corridor Agency RB Refunding for Capital Appreciation Series 1997 A (NATL-RE) (BBB/Baa2)(d)
1,605,000	0.000	01/15/2026	1,475,922
San Joaquin Hills Transportation Corridor Agency RB Refunding for Toll Road Senior Lien Series 2014 A (A-/NR)
1,000,000	5.000	01/15/2029	1,141,857
State of California GO Bonds for Bid Group A Series 2019 (AA-/Aa2)
15,000,000	2.375	10/01/2026	15,877,558
Stockton Public Financing Authority Wastewater RB Series 2019 (A/NR)
5,000,000	1.400	06/01/2022	5,007,758
Stockton Unified School District GO Refunding Bonds Series 2016 (A+/A1)
2,735,000	5.000	08/01/2025	3,217,111
Tobacco Securitization Authority of Northern California RB Refunding for Sacramento County Tobacco Securitization Corp. Series 2021 B-1 (BBB-/NR)
1,550,000	4.000	06/01/2049	1,746,899
Tobacco Securitization Authority of Northern California RB Refunding for Sacramento County Tobacco Securitization Corp. Series 2021 B-2 (NR/NR)(d)
6,000,000	0.000	06/01/2060	1,426,235
Tobacco Securitization Authority of Southern California RB Refunding for San Diego County Tobacco Asset Securitization Corp. Series 2019 A-1 (A/NR)
885,000	5.000	06/01/2026	1,076,785
1,180,000	5.000	06/01/2027	1,472,303
920,000	5.000	06/01/2028	1,172,550
1,780,000	5.000	06/01/2029	2,312,917
Tobacco Securitization Authority of Southern California RB Refunding for San Diego County Tobacco Asset Securitization Corp. Series 2019 A-1 (A-/NR)
1,745,000	5.000	06/01/2032	2,254,675
870,000	5.000	06/01/2034	1,114,189
435,000	5.000	06/01/2035	555,507
870,000	5.000	06/01/2036	1,106,161
870,000	5.000	06/01/2039	1,096,116
Tobacco Securitization Authority of Southern California RB Refunding for San Diego County Tobacco Asset Securitization Corp. Series 2019 B-1 (BBB-/NR)
3,100,000	5.000	06/01/2048	3,720,389
Tobacco Securitization Authority of Southern California RB Refunding for San Diego County Tobacco Asset Securitization Corp. Series 2019 B-2 (NR/NR)(d)
7,975,000	0.000	06/01/2054	1,508,224
Transbay Joint Powers Authority Tax Allocation for Transbay Redevelopment Project Series 2020 A (A-/NR)
1,265,000	5.000	10/01/2028	1,592,503
580,000	5.000	10/01/2029	741,196

Municipal Bonds – (continued)
California – (continued)
Transbay Joint Powers Authority Tax Allocation for Transbay Redevelopment Project Series 2020 A (A-/NR) – (continued)
490,000	5.000	10/01/2030	628,095
1,025,000	5.000	10/01/2031	1,307,550
880,000	5.000	10/01/2033	1,113,238
615,000	5.000	10/01/2035	773,221
705,000	5.000	10/01/2036	883,214
880,000	5.000	10/01/2037	1,098,872
880,000	5.000	10/01/2038	1,095,671
880,000	5.000	10/01/2039	1,092,849
970,000	5.000	10/01/2040	1,201,526
950,000	5.000	10/01/2045	1,162,126
995,000	5.000	10/01/2049	1,211,917
Transbay Joint Powers Authority Tax Allocation for Transbay Redevelopment Project Series 2020 A (BBB+/NR)
1,720,000	2.400	10/01/2049	1,733,712
University of California RB Refunding Series 2013 AL-2 (AA/Aa2)(b)(c)
39,860,000	0.030	04/01/2021	39,860,000
University of California RB Refunding Series 2018 O (AA-/Aa3)
3,500,000	5.500	05/15/2058	4,400,823
West Contra Costa Unified School District GO Bonds Capital Appreciation for Election of 2002 Series 2004 C (NATL-RE) (AA-/Baa2)(d)
1,175,000	0.000	08/01/2025	1,125,490
William S Hart Union High School District Community Facilities Dist No. 2015-1 Special Tax Bonds Series 2017 (NR/NR)
800,000	5.000	09/01/2047	894,905

			811,476,538

Colorado – 3.9%
Adams County School District No. 1 GO Taxable Refunding Bonds Series 2017 B (ST AID WITHHLDG) (NR/Aa2)
6,910,000	5.250	12/01/2040	8,540,347
Adams County School District No. 1 GO Taxable Refunding Bonds Series 2017 B (ST AID WITHHLDG) (NR/NR)(g)
325,000	5.250	12/01/2026	406,854
Allison Valley Metropolitan District No. 2 GO Refunding Bonds Series 2020 (NR/NR)
1,425,000	4.700	12/01/2047	1,476,856
Belford North Metropolitan District GO Bonds Series 2020 A (NR/NR)
2,975,000	5.500	12/01/2050	3,206,877
Bella Mesa Metropolitan District GO Convertible Capital Appreciation Bonds Series 2020 A (NR/NR)(a)(f)
1,855,000	0.000	12/01/2049	1,480,601
Belleview Station Metropolitan District No. 2 GO Refunding & Improvement Bonds Series 2017 (NR/NR)
2,054,000	4.500	12/01/2029	2,133,355
Board of Governors of Colorado State University System RB Refunding Series 2017 C (AA/NR)
14,305,000	5.000	03/01/2043	17,250,348
Board of Governors of Colorado State University System RB Refunding Series 2017 C (NR/NR)(g)
9,555,000	5.000	03/01/2028	12,157,479

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Colorado – (continued)
Brighton Crossing Metropolitan District No. 4 Limited Tax GO Bonds Series 2017 A (NR/NR)
$525,000	5.000%	12/01/2037	$555,385
Brighton Crossing Metropolitan District No. 6 GO Bonds Series 2020 A (NR/NR)
525,000	5.000	12/01/2035	581,805
515,000	5.000	12/01/2040	565,148
Broadway Park North Metropolitan District No. 2 GO Bonds Series 2020 (NR/NR)(f)
1,120,000	5.000	12/01/2040	1,223,698
Broadway Station Metropolitan District No. 2 GO Bonds Series 2019 A (NR/NR)
735,000	5.000	12/01/2035	801,096
500,000	5.125	12/01/2048	540,640
Buffalo Highlands Metropolitan District GO Bonds Series 2018 A (NR/NR)
1,000,000	5.250	12/01/2038	1,069,558
Cherry Creek Colorado School District No. 5 GO Bonds Series 2017 C (ST AID WITHHLDG) (AA+/Aa1)
3,510,000	6.000	12/15/2029	4,657,967
10,805,000	6.000	12/15/2030	14,308,293
City Center West Residential Metropolitan District No. 2 GO Bonds Senior Series 2019 A (NR/NR)
1,035,000	5.000	12/01/2049	1,105,568
Colorado Educational & Cultural Facilities Authority RB for Vega Collegiate Academy Series 2021 A (NR/Ba2)(f)
300,000	5.000	02/01/2034	335,186
Colorado Educational & Cultural Facilities Authority RB Refunding for Rocky Mountain Classical Academy Project Series 2019 (NR/Ba1)(f)
1,400,000	5.000	10/01/2029	1,581,115
2,500,000	5.000	10/01/2039	2,760,246
Colorado Educational & Cultural Facilities Authority RB Refunding for STEM School & Academy Project Series 2019 (NR/Baa3)
380,000	4.000	11/01/2029	401,210
400,000	5.000	11/01/2039	429,095
700,000	5.000	11/01/2049	744,814
Colorado Educational & Cultural Facilities Authority RB Refunding for West Ridge Academy Charter School Project Series 2019 A (NR/Aa3)
325,000	5.000	06/01/2049	351,486
350,000	5.000	06/01/2054	377,920
Colorado Health Facilities Authority RB for Parkview Medical Center, Inc. Obligated Group Series 2020 A (NR/Baa1)
1,800,000	4.000	09/01/2045	2,010,335
Colorado Health Facilities Authority RB Refunding for Adventist Health System/Sunbelt Obligated Group Series 2019 A (AA/Aa2)
3,900,000	4.000	11/15/2043	4,511,677
Colorado Health Facilities Authority RB Refunding for Adventist Health System/Sunbelt Obligated Group Series 2019 B (AA/Aa2)(b)(c)
6,000,000	5.000	11/19/2026	7,419,638

Municipal Bonds – (continued)
Colorado – (continued)
Colorado Health Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-1 (BBB+/Baa1)
1,000,000	5.000	08/01/2030	1,270,482
855,000	5.000	08/01/2035	1,066,422
2,010,000	4.000	08/01/2044	2,230,182
Colorado Health Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-2 (BBB+/Baa1)
855,000	5.000	08/01/2035	1,066,422
2,140,000	5.000	08/01/2036	2,656,556
855,000	5.000	08/01/2037	1,058,028
1,285,000	5.000	08/01/2038	1,584,698
2,575,000	5.000	08/01/2039	3,167,528
3,495,000	4.000	08/01/2049	3,859,256
Colorado Health Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 B-1 (BBB+/Baa1)(b)(c)
2,000,000	5.000	08/01/2025	2,310,746
Colorado Health Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 B-2 (BBB+/Baa1)(b)(c)
4,285,000	5.000	08/01/2026	5,096,823
Colorado Health Facilities Authority RB Refunding for Evangelical Lutheran Good Samaritan Society Project Series 2017 (WD/NR)(g)
1,150,000	5.000	06/01/2027	1,432,492
Colorado Health Facilities Authority RB Refunding for Sanford Obligated Group Series 2019 A (A+/NR)
1,730,000	4.000	11/01/2039	2,023,043
7,435,000	5.000	11/01/2039	9,381,975
8,285,000	5.000	11/01/2044	10,292,691
1,950,000	5.000	11/01/2049	2,408,279
Colorado Health Facilities Authority RB Refunding for Sisters of Charity of Leavenworth Health System, Inc. Obligated Group Series 2019 A (AA-/Aa3)
1,200,000	4.000	01/01/2036	1,414,893
Colorado Health Facilities Authority Taxable RB Refunding for Sanford Obligated Group Series 2019 B (A+/NR)
1,250,000	2.496	11/01/2024	1,310,638
2,730,000	2.678	11/01/2025	2,883,243
Copper Ridge Metropolitan District RB Series 2019 (NR/NR)
3,210,000	4.000	12/01/2029	3,257,288
Cornerstar Metropolitan District GO Refunding Bonds Series 2017 A (NR/NR)
242,000	3.500	12/01/2021	244,881
500,000	4.500	12/01/2027	528,098
Cottonwood Highlands Metropolitan District No. 1 GO Bonds Series 2019 A (NR/NR)
900,000	5.000	12/01/2049	959,223
Creekside Village Metropolitan District GO Bonds Series 2019 A (NR/NR)
1,255,000	5.000	12/01/2039	1,350,823
Creekwalk Marketplace Business Improvement District RB Series 2019 A (NR/NR)(f)
2,730,000	5.000	12/01/2029	2,954,195
3,105,000	5.500	12/01/2039	3,406,798

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Colorado – (continued)
Denver City & County Airport RB Refunding Series 2018 A (AMT) (A/A2)
$1,500,000	5.000%	12/01/2038	$1,816,354
11,500,000	5.250	12/01/2048	13,879,007
Denver City & County Airport RB Refunding Series 2019 D (A+/A1)(b)(c)
7,960,000	5.000	11/15/2022	8,558,135
Denver City & County Airport RB Series 2013 A (AMT) (A/A2)
5,000,000	5.500	11/15/2029	5,609,771
Denver Colorado City & County GO Bonds Series 2020 A (AAA/Aaa)
8,000,000	5.000	08/01/2032	10,698,754
Denver Colorado City & County Special Facilities Airport RB Refunding for United Air Lines, Inc. Project Series 2017 (AMT) (B/NR)
23,495,000	5.000	10/01/2032	24,991,582
Denver Colorado Health and Hospital Authority Healthcare RB Refunding Series 2017 A (BBB/NR)(f)
4,995,000	5.000	12/01/2025	5,921,452
5,145,000	5.000	12/01/2026	6,262,930
5,285,000	5.000	12/01/2027	6,579,967
Denver Convention Center Hotel Authority RB Refunding Series 2016 (BBB-/Baa2)
640,000	5.000	12/01/2030	741,782
Denver Health & Hospital Authority COPS Series 2018 (BBB/NR)
765,000	5.000	12/01/2024	880,283
205,000	5.000	12/01/2025	243,023
Denver Health & Hospital Authority RB Series 2019 A (BBB/NR)
880,000	5.000	12/01/2030	1,118,441
1,230,000	5.000	12/01/2031	1,554,029
3,500,000	5.000	12/01/2032	4,397,559
Denver Urban Renewal Authority 9th & Colorado Urban Redevelopment Area RB Series 2018 A (NR/NR)(f)
5,655,000	5.250	12/01/2039	6,092,725
E-470 Public Highway Authority RB Refunding Series 2010 A (AGM-CR) (AA/A2)(d)
1,500,000	0.000	09/01/2035	1,103,488
E-470 Public Highway Authority RB Refunding Series 2020 A (A/A2)
1,545,000	5.000	09/01/2026	1,885,431
880,000	5.000	09/01/2027	1,097,858
880,000	5.000	09/01/2028	1,121,124
1,145,000	5.000	09/01/2034	1,485,505
1,100,000	5.000	09/01/2035	1,422,862
1,235,000	5.000	09/01/2036	1,591,559
E-470 Public Highway Authority RB Series 2004 B (NATL-RE) (A/A2)(d)
1,350,000	0.000	09/01/2030	1,131,878
E-470 Public Highway Authority RB Series 2010 A (A/A2)(d)
6,000,000	0.000	09/01/2040	3,605,195
E-470 Public Highway Authority Senior RB Series 2017 B (A/A2)(b)
2,000,000	(1 Mo. LIBOR + 1.05%), 1.123	09/01/2021	2,000,611

Municipal Bonds – (continued)
Colorado – (continued)
First Creek Village Metropolitan District GO Bonds Series 2019 A (NR/Ba1)
470,000	3.000	12/01/2029	499,585
Highlands Metropolitan District No. 1 GO Bonds Series 2021 (NR/NR)
650,000	4.000	12/01/2031	657,428
Hunters Overlook Metropolitan District No. 5 GO Bonds Series 2019 A (NR/NR)
900,000	5.000	12/01/2039	972,690
Indy Oak TOD Metropolitan District GO Bonds Series 2020 A (NR/NR)(f)
1,070,000	5.500	12/01/2050	1,172,375
Lanterns Metropolitan District No. 1 GO Bonds Series 2019 A (NR/NR)
1,375,000	5.000	12/01/2039	1,481,412
1,000,000	5.000	12/01/2049	1,068,642
Mayfield Metropolitan District GO Bonds Series 2020 A (NR/NR)
1,185,000	5.750	12/01/2050	1,301,237
Mirabelle Metropolitan District No. 2 GO Bonds Series 2020 A (NR/NR)
1,380,000	5.000	12/01/2039	1,489,092
North Holly Metropolitan District Limited Tax GO Bonds Series 2018 A (NR/NR)
500,000	5.500	12/01/2048	534,493
Northglenn Urban Renewal Authority Tax Allocation for Urban Renewal Plan 2 Series 2019 (BBB-/NR)
215,000	4.000	12/01/2022	224,222
160,000	4.000	12/01/2023	172,161
175,000	4.000	12/01/2024	191,696
100,000	4.000	12/01/2025	111,197
215,000	4.000	12/01/2026	242,117
290,000	4.000	12/01/2029	330,161
205,000	4.000	12/01/2030	232,197
225,000	4.000	12/01/2031	253,691
Palisade Metropolitan District No. 2 GO Refunding Limited Tax Bonds Series 2016 (NR/NR)
407,000	4.375	12/01/2031	422,147
500,000	5.000	12/01/2046	519,091
Peak Metropolitan District No. 1 GO Bonds Series 2021 A (NR/NR)(f)
500,000	4.000	12/01/2035	517,122
500,000	5.000	12/01/2041	540,252
Pinon Pines Metropolitan District No. 2 GO Bonds Series 2020 (NR/NR)
925,000	5.000	12/01/2040	1,004,582
Pomponio Terrace Metropolitan District GO Bonds Series 2019 A (NR/NR)
650,000	5.000	12/01/2049	692,893
Powhaton Road Metropolitan District No. 2 GO Bonds Series 2019 A (NR/NR)
1,000,000	5.625	12/01/2048	1,073,041
Public Authority Colorado Energy RB for Natural Gas Purchase Series 2008 (A-/A2)
2,000,000	6.250	11/15/2028	2,502,400

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Colorado – (continued)
Raindance Metropolitan District No. 2 GO Bonds Series 2019 A (NR/NR)
$5,000,000	5.000%	12/01/2039	$5,372,059
Reata Ridge Village Metropolitan District No. 2 GO Bonds Series 2019 A (NR/NR)
900,000	5.000	12/01/2049	964,197
Regional Transportation District RB Refunding for Denver Transit Partners LLC Series 2020 A (A-/Baa2)
220,000	5.000	07/15/2026	262,896
425,000	5.000	01/15/2027	513,575
430,000	5.000	07/15/2027	524,924
440,000	5.000	01/15/2028	542,410
Regional Transportation District Sales Tax Revenue RB Series 2016 A (AA+/Aa2)
19,445,000	5.000	11/01/2046	22,894,345
Ritoro Metropolitan District GO Bonds Series 2019 A (NR/NR)
850,000	5.000	12/01/2049	907,148
Second Creek Farm Metropolitan District No. 3 GO Bonds Series 2019 A (NR/NR)
2,875,000	5.000	12/01/2039	3,094,297
Serenity Ridge Metropolitan District No. 2 GO Refunding & Improvement Bonds Series 2018 A (NR/NR)
487,000	4.500	12/01/2028	518,786
Sky Ranch Community Authority Board District No. 1 RB Senior Lien Series 2019 A (NR/NR)
1,240,000	5.000	12/01/2049	1,361,541
South Sloan’s Lake Metropolitan District No. 2 GO Improvement Bonds Series 2019 (AGM) (AA/Baa3)
75,000	5.000	12/01/2025	87,975
125,000	5.000	12/01/2026	149,953
150,000	5.000	12/01/2027	183,099
235,000	5.000	12/01/2028	290,916
175,000	5.000	12/01/2029	219,673
300,000	4.000	12/01/2030	354,506
300,000	4.000	12/01/2031	352,883
375,000	4.000	12/01/2032	439,254
220,000	4.000	12/01/2034	255,905
325,000	4.000	12/01/2039	372,358
South Timnath Metropolitan District No. 1 GO Limited Taxable Bonds Series 2019 A (NR/NR)
500,000	5.500	12/01/2048	538,842
Southlands Metropolitan District No. 1 GO Refunding Bonds Series 2017 A-1 (NR/Ba1)
100,000	3.000	12/01/2022	101,733
1,000,000	5.000	12/01/2037	1,130,201
Southlands Metropolitan District No. 1 GO Refunding Bonds Series 2017 A-2 (NR/Ba1)
100,000	3.500	12/01/2027	106,828
115,000	5.000	12/01/2037	129,973
325,000	5.000	12/01/2047	361,452
St. Vrain Lakes Metropolitan District No. 2 Limited Tax GO Bonds Series 2017 A (NR/NR)
1,000,000	5.000	12/01/2037	1,067,694
Sterling Hills West Metropolitan District GO Refunding Bonds Series 2017 (NR/A3)
350,000	5.000	12/01/2032	418,286

Municipal Bonds – (continued)
Colorado – (continued)
Sterling Ranch Community Authority Board Limited Tax Special Senior RB Series 2017 A (MUN GOVT GTD) (NR/NR)
1,000,000	5.000	12/01/2030	1,068,281
6,920,000	5.000	12/01/2047	7,329,119
Sterling Ranch Community Authority Board RB Refunding for Sterling Ranch Colorado Metropolitan District No. 2 Series 2020 A (NR/NR)
1,250,000	3.750	12/01/2040	1,355,516
The Village Metropolitan District GO Refunding Bonds Series 2020 (NR/NR)
1,000,000	4.150	12/01/2030	1,083,489
Vauxmont Metropolitan District GO Refunding Bonds Series 2020 (AGM) (AA/NR)
195,000	5.000	12/01/2026	234,753
205,000	5.000	12/01/2027	251,985
210,000	5.000	12/01/2028	262,706
210,000	5.000	12/01/2029	266,690
215,000	5.000	12/01/2030	271,276
230,000	5.000	12/01/2031	288,907
250,000	5.000	12/01/2032	312,746
255,000	5.000	12/01/2033	317,742
285,000	5.000	12/01/2034	354,118
100,000	5.000	12/01/2035	123,874
695,000	5.000	12/01/2050	831,514
Vauxmont Metropolitan District Limited Tax Convertible to Unlimited Tax GO Refunding Bonds Series 2019 (AGM) (AA/NR)
100,000	5.000	12/15/2021	102,921
105,000	5.000	12/15/2022	112,351
115,000	5.000	12/15/2023	127,513
130,000	5.000	12/15/2024	148,589
125,000	5.000	12/15/2025	146,177
135,000	5.000	12/15/2026	157,247
125,000	5.000	12/15/2027	144,952
125,000	5.000	12/15/2028	144,296
125,000	5.000	12/15/2029	143,673
125,000	5.000	12/15/2030	143,245
135,000	5.000	12/15/2031	154,381
160,000	5.000	12/15/2032	182,617
1,045,000	3.250	12/15/2050	1,104,804
Westerly Metropolitan District No. 4 GO Bonds Series 2021 A (NR/NR)
1,000,000	5.000	12/01/2040	1,087,356
Wild Plum Metropolitan District GO Bonds Series 2019 A (NR/NR)
595,000	5.000	12/01/2049	642,257
Wildwing Metropolitan District No. 5 GO Refunding & Improvement Bonds Series 2018 A (NR/NR)
1,250,000	5.375	12/01/2048	1,336,451
Willow Bend Metropolitan District GO Bonds Series 2019 A (NR/NR)
600,000	5.000	12/01/2039	645,036

			360,591,820

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Connecticut – 1.4%
City of New Haven GO Bonds Series 2018 A (BBB+/NR)
$450,000	5.000%	08/01/2026	$532,454
965,000	5.000	08/01/2027	1,165,439
1,165,000	5.000	08/01/2028	1,426,709
750,000	5.500	08/01/2029	936,624
350,000	5.500	08/01/2030	434,216
525,000	5.500	08/01/2031	648,626
500,000	5.500	08/01/2032	615,582
405,000	5.500	08/01/2033	496,909
City of New Haven GO Refunding Bonds Series 2019 B (AGM) (AA/A2)
1,350,000	5.000	02/01/2024	1,519,652
1,400,000	5.000	02/01/2026	1,677,097
600,000	5.000	02/01/2027	738,278
1,050,000	5.000	02/01/2028	1,321,942
Connecticut State GO Bonds Series 2018 C (A/Aa3)
680,000	5.000	06/15/2028	865,394
Connecticut State GO Refunding Bonds Series 2017 B (A/Aa3)
5,000,000	5.000	04/15/2028	6,341,337
Connecticut State Health & Educational Facilities Authority RB for McLean Affiliates Obligated Group Series 2020 A (BB+/NR)(f)
400,000	5.000	01/01/2030	448,840
Connecticut State Health & Educational Facilities Authority RB for McLean Affiliates Obligated Group Series 2020 B-1 (BB+/NR)(f)
650,000	3.250	01/01/2027	660,007
Connecticut State Health & Educational Facilities Authority RB for McLean Affiliates Obligated Group Series 2020 B-2 (BB+/NR)(f)
550,000	2.750	01/01/2026	554,474
Connecticut State Health & Educational Facilities Authority RB for Yale New Haven Health System Series 2014 B (AA-/Aa3)(b)(c)
2,290,000	1.800	07/01/2024	2,376,051
Connecticut State Health & Educational Facilities Authority RB Refunding for The University of Hartford Series 2019 (BBB-/NR)
390,000	5.000	07/01/2025	445,840
575,000	5.000	07/01/2026	672,119
440,000	5.000	07/01/2027	523,923
530,000	5.000	07/01/2028	640,209
485,000	5.000	07/01/2029	592,942
875,000	5.000	07/01/2030	1,059,370
645,000	5.000	07/01/2031	775,079
575,000	5.000	07/01/2032	687,799
475,000	5.000	07/01/2033	565,998
450,000	5.000	07/01/2034	533,691
870,000	4.000	07/01/2039	936,767
Great Pond Improvement District RB for Great Pond Phase 1 Project Series 2019 (NR/NR)(f)
3,675,000	4.750	10/01/2048	3,787,033
Hartford County Metropolitan District GO Bonds Series 2016 C (AGM) (AA/Aa3)
5,540,000	5.000	11/01/2026	6,841,587

Municipal Bonds – (continued)
Connecticut – (continued)
Mohegan Tribal Finance Authority Tribal RB Economic Development Bonds Series 2015 (CCC+/NR)(f)
3,750,000	7.000	02/01/2045	3,843,354
State of Connecticut GO Bonds Series 2018 (A/Aa3)
1,770,000	5.000	06/15/2027	2,204,719
755,000	5.000	06/15/2029	953,075
State of Connecticut GO Bonds Series 2018 C (A/Aa3)
165,000	5.000	06/15/2032	205,227
State of Connecticut GO Unlimited Bonds Series 2019 A (A/Aa3)
1,500,000	5.000	04/15/2025	1,765,509
6,395,000	5.000	04/15/2026	7,744,864
1,350,000	5.000	04/15/2028	1,712,161
1,000,000	5.000	04/15/2035	1,256,484
1,000,000	5.000	04/15/2036	1,252,453
1,000,000	5.000	04/15/2039	1,241,776
State of Connecticut Special Tax Obligation RB for Transportation Infrastructure Purpose Build America Bonds Series 2010 B (A+/Aa3)
3,220,000	4.576	11/01/2022	3,422,137
State of Connecticut Special Tax Obligation RB Refunding for Transportation Infrastructure Purposes Series 2013 A (A+/Aa3)
1,035,000	5.000	10/01/2029	1,147,690
State of Connecticut State Revolving Fund RB Series 2017 A (AAA/Aaa)
9,655,000	5.000	05/01/2036	11,675,305
State of Connecticut State Revolving Fund RB Series 2019 A (AAA/Aaa)
6,910,000	5.000	02/01/2032	8,863,932
4,000,000	5.000	02/01/2033	5,108,288
14,215,000	5.000	02/01/2036	17,979,281
8,640,000	5.000	02/01/2037	10,892,799
6,295,000	5.000	02/01/2039	7,894,327
West Haven GO Bonds Series 2017 A (BBB/Baa3)
325,000	5.000	11/01/2025	373,024
325,000	5.000	11/01/2026	380,010
325,000	5.000	11/01/2027	385,374
West Haven GO Bonds Series 2017 B (BBB/Baa3)
645,000	5.000	11/01/2024	725,730
240,000	5.000	11/01/2026	280,623

			132,130,130

Delaware – 0.2%
Delaware Health Facilities Authority RB for Beebee Medical Center Project Series 2018 (BBB/NR)
700,000	5.000	06/01/2025	806,197
760,000	5.000	06/01/2026	897,973
725,000	5.000	06/01/2027	875,211
600,000	5.000	06/01/2029	742,058
Delaware State Economic Development Authority RB for First State Montessori Academy, Inc. Series 2019 A (BBB-/NR)
460,000	4.000	08/01/2029	500,022
615,000	5.000	08/01/2039	702,719
Delaware State Economic Development Authority RB for Newark Charter School, Inc. Series 2020 (BBB+/NR)
530,000	4.000	09/01/2030	608,050
1,550,000	5.000	09/01/2040	1,853,977

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Delaware – (continued)
Town of Bridgeville Special Tax Refunding for Heritage Shores Special Development District Series 2020 (NR/Baa3)
$505,000	4.000%	07/01/2023	$534,003
550,000	4.000	07/01/2024	591,728
570,000	4.000	07/01/2025	621,178
620,000	4.000	07/01/2026	681,907
675,000	4.000	07/01/2027	748,435
2,255,000	4.000	07/01/2030	2,478,850
University of Delaware RB Series 2015 (AA+/Aa1)(g)
1,805,000	5.000	05/01/2025	2,136,021

			14,778,329

District of Columbia – 1.1%
District of Columbia GO Refunding Bonds Series 2017 A (AA+/Aaa)
10,000,000	5.000	06/01/2035	12,327,844
1,300,000	4.000	06/01/2037	1,494,131
District of Columbia RB for International School Series 2019 (BBB/NR)
860,000	5.000	07/01/2039	1,001,495
District of Columbia RB for KIPP DC Obligated Group Series 2019 (BBB+/NR)
1,275,000	4.000	07/01/2039	1,416,195
550,000	4.000	07/01/2044	605,530
District of Columbia RB for Rocketship DC Obligated Group Series 2021 A (NR/NR)(f)
880,000	5.000	06/01/2041	1,005,089
District of Columbia RB Refunding for National Public Radio, Inc. Series 2020 (A+/A2)
1,000,000	2.246	04/01/2027	1,015,261
1,000,000	2.412	04/01/2028	1,012,640
1,250,000	2.532	04/01/2029	1,259,588
1,150,000	2.582	04/01/2030	1,146,373
District of Columbia Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2001 (A-/Baa1)
485,000	6.500	05/15/2033	537,972
District of Columbia Water & Sewer Authority RB Refunding Subordinate Lien Series 2012 C (AA+/Aa2)
5,000,000	5.000	10/01/2030	5,348,071
District of Columbia Water & Sewer Authority RB Refunding Subordinate Lien Series 2019 C (AA+/Aa2)(b)(c)
6,390,000	1.750	10/01/2024	6,640,643
Metropolitan Washington Airports Authority Dulles Toll Road RB Refunding First Senior Lien for Dulles Metrorail and Capital Improvement Project Series 2019 A (A/A2)
1,060,000	5.000	10/01/2031	1,304,770
850,000	5.000	10/01/2033	1,037,497
850,000	5.000	10/01/2034	1,033,998
850,000	5.000	10/01/2035	1,031,383
1,375,000	5.000	10/01/2036	1,663,324
850,000	5.000	10/01/2037	1,025,381
850,000	5.000	10/01/2038	1,022,826
1,275,000	5.000	10/01/2039	1,530,859
Metropolitan Washington Airports Authority Dulles Toll Road RB Series 2019 B (A-/Baa2)
695,000	4.000	10/01/2044	784,645
925,000	5.000	10/01/2047	1,122,028

Municipal Bonds – (continued)
District of Columbia – (continued)
Metropolitan Washington Airports Authority Dulles Toll Road RB Series 2019 B (A-/Baa2) – (continued)
1,390,000	4.000	10/01/2049	1,556,335
2,710,000	4.000	10/01/2053	3,029,266
Metropolitan Washington Airports Authority Dulles Toll Road RB Series 2019 B (AGM) (AA/A2)
2,130,000	3.000	10/01/2050	2,216,994
2,785,000	4.000	10/01/2053	3,158,755
Metropolitan Washington Airports Authority RB Refunding Series 2012 A (AMT) (A+/Aa3)
3,400,000	5.000	10/01/2029	3,631,411
Metropolitan Washington Airports Authority RB Refunding Series 2016 A (AMT) (A+/Aa3)
1,325,000	5.000	10/01/2032	1,573,155
Metropolitan Washington Airports Authority RB Refunding Series 2017 A (AMT) (A+/Aa3)
9,155,000	5.000	10/01/2024	10,549,401
19,185,000	5.000	10/01/2029	23,614,248
Metropolitan Washington Airports Authority RB Refunding Series 2018 A (AMT) (A+/Aa3)
6,375,000	5.000	10/01/2034	7,855,077

			103,552,185

Florida – 10.6%
Aberdeen Community Development District Special Assessment Refunding Series 2020 A-1 (AGM) (AA/NR)
7,245,000	3.250	05/01/2036	7,608,992
Aberdeen Community Development District Special Assessment Refunding Series 2020 A-2 (NR/NR)
1,165,000	4.000	05/01/2025	1,199,802
Aberdeen Community Development District Special Assessment Series 2018 (NR/NR)
145,000	4.000	05/01/2024	148,346
215,000	4.500	05/01/2029	232,446
Academical Village Community Development District Special Assessment Bonds Series 2020 (NR/NR)
635,000	2.875	05/01/2025	647,907
3,400,000	3.250	05/01/2031	3,516,707
1,420,000	3.625	05/01/2040	1,461,794
1,725,000	4.000	05/01/2051	1,782,941
Alta Lakes Community Development District Special Assessment Bonds Series 2019 (NR/NR)
375,000	3.500	05/01/2024	383,972
Anthem Park Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (A-/NR)
360,000	2.500	05/01/2024	375,599
370,000	3.000	05/01/2025	396,018
380,000	3.000	05/01/2026	409,416
395,000	3.125	05/01/2027	422,514
Anthem Park Community Development District Special Assessment RB Refunding Subordinate Series 2016 A-2 (NR/NR)
270,000	4.250	05/01/2027	276,460
365,000	4.750	05/01/2036	376,937

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Arborwood Community Development District RB Capital Improvement Refunding Subordinate Lien Series 2018 A-2 (NR/NR)
$585,000	4.125%	05/01/2023	$593,755
Arlington Ridge Community Development District Special Assessment RB Series 2019 (NR/NR)
425,000	3.600	05/01/2029	439,109
445,000	4.000	05/01/2036	468,450
Armstrong Community Development District Special Assessment for Assessment Area Two Project Series 2019 A (NR/NR)
285,000	3.125	11/01/2024	289,294
1,030,000	3.500	11/01/2030	1,069,507
1,770,000	4.000	11/01/2040	1,837,027
Artisan Lakes East Community Development District RB for Capital Improvement Series 2018 (NR/NR)(f)
410,000	4.200	05/01/2024	419,421
630,000	4.550	05/01/2029	681,282
Avalon Groves Community Development District Special Assessment for Assessment Area One Phase 1 Project 1 & 2 Series 2019 (NR/NR)
135,000	3.350	11/01/2024	138,078
200,000	3.700	11/01/2029	212,017
695,000	4.125	11/01/2039	736,684
Avalon Groves Community Development District Special Assessment for Assessment Area One Project Series 2017 (NR/NR)
170,000	5.000	05/01/2028	181,282
Avalon Groves Community Development District Special Assessment for Assessment Area Three Project Series 2021 (NR/NR)
200,000	3.000	05/01/2032	196,659
225,000	3.375	05/01/2041	218,118
Avalon Groves Community Development District Special Assessment for Assessment Area Two Project Series 2017 A-1 (NR/NR)
505,000	5.375	05/01/2028	545,526
Avalon Park West Community Development District Special Assessment Refunding Series 2020 (NR/NR)
440,000	2.500	05/01/2025	444,328
320,000	3.250	05/01/2030	327,573
Avelar Creek Community Development District Special Assessment Refunding Series 2016 (A-/NR)
170,000	2.250	05/01/2022	173,214
175,000	2.500	05/01/2023	182,154
180,000	2.500	05/01/2024	189,422
185,000	3.000	05/01/2025	199,925
190,000	3.000	05/01/2026	207,928
1,070,000	3.625	05/01/2031	1,172,454
Aviary at Rutland Ranch Community Development District Special Assessment Refunding for Area 1 Project Series 2019 (NR/NR)(f)
125,000	3.625	06/01/2024	127,974
450,000	4.000	06/01/2030	483,683
Babcock Ranch Community Independent Special District Special Assessment Area 2C Series 2020 (NR/NR)
410,000	2.500	05/01/2025	414,506
285,000	3.000	05/01/2030	291,067
775,000	4.000	05/01/2040	821,835

Municipal Bonds – (continued)
Florida – (continued)
Babcock Ranch Community Independent Special District Special Assessment Area 3A Series 2020 (NR/NR)
750,000	2.500	05/01/2025	756,980
250,000	3.000	05/01/2030	255,325
840,000	4.000	05/01/2040	890,764
Babcock Ranch Community Independent Special District Special Assessment Area 3B Series 2020 (NR/NR)
205,000	2.500	05/01/2025	207,265
145,000	3.000	05/01/2030	148,083
385,000	4.000	05/01/2040	408,267
Babcock Ranch Community Independent Special District Special Assessment RB Series 2015 (NR/NR)
215,000	5.000	11/01/2031	230,861
100,000	5.250	11/01/2046	107,376
Babcock Ranch Community Independent Special District Special Assessment RB Series 2018 (NR/NR)(f)
250,000	4.000	11/01/2024	258,408
370,000	4.500	11/01/2029	408,367
Bannon Lakes Community Development District Special Assessment RB Series 2016 (NR/NR)
75,000	4.500	11/01/2025	79,227
175,000	5.000	11/01/2036	196,788
310,000	5.000	11/01/2048	344,340
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Florida Senior Lien Series 2015 A-1 (A-/NR)
530,000	4.250	05/01/2029	589,376
465,000	4.500	05/01/2035	511,067
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Subordinate Lien Series 2015 A-2 (NR/NR)
735,000	4.500	05/01/2025	768,868
Bay Laurel Center Community Development District Special Assessment RB Refunding Series 2016 Candler (BBB+/NR)
130,000	2.500	05/01/2023	135,013
135,000	2.750	05/01/2024	143,004
90,000	3.000	05/01/2025	97,036
Baywinds Community Development District Senior Special Assessment Refunding Bonds Series 2017 A-1 (A+/NR)
315,000	3.500	05/01/2023	333,689
325,000	3.500	05/01/2024	351,859
340,000	3.500	05/01/2025	374,487
350,000	3.500	05/01/2026	391,823
365,000	3.500	05/01/2027	412,735
Bellagio Community Development District Special Assessment Bonds Series 2016 (BBB/NR)
155,000	2.500	11/01/2022	157,035
160,000	2.750	11/01/2023	163,854
170,000	3.000	11/01/2025	176,014
Belmond Reserve Community Development District Special Assessment Bonds Series 2020 (NR/NR)
830,000	2.625	05/01/2025	838,597
1,075,000	3.250	05/01/2030	1,101,253
Belmont II Community Development District Special Assessment Series 2020 (NR/NR)
305,000	2.500	12/15/2025	308,604
325,000	3.125	12/15/2030	333,339

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Black Creek Community Development District Special Assessment Bonds Series 2020 (NR/NR)
$125,000	3.000%	06/15/2025	$127,015
465,000	3.250	06/15/2030	476,856
Blue Lake Community Development District Special Assessment Bonds Series 2019 (NR/NR)
315,000	3.500	06/15/2024	322,122
1,000,000	4.000	06/15/2032	1,072,459
Boggy Branch Community Development District Special Assessment Series 2021 (NR/NR)
395,000	2.500	05/01/2026	395,230
455,000	3.000	05/01/2031	453,425
Botaniko Community Development District Special Assessment Bonds Series 2020 (NR/NR)
400,000	2.875	05/01/2025	407,531
1,130,000	3.250	05/01/2031	1,165,615
500,000	3.625	05/01/2040	513,037
Broward County School District GO Bonds Series 2021 (AA-/Aa2)
6,410,000	5.000	07/01/2038	8,469,998
6,645,000	5.000	07/01/2039	8,753,334
4,420,000	5.000	07/01/2040	5,806,775
Campo Bello Community Development District Special Assessment Bonds Series 2019 (NR/NR)
205,000	3.250	12/15/2024	209,418
1,280,000	3.500	12/15/2030	1,329,246
Capital Trust Agency Student Housing RB for American Eagle Obligated Group Series 2018 A-1 (NR/NR)*
20,250,000	5.875	07/01/2054	16,605,000
Capital Trust Agency Student Housing RB for University Bridge LLC Series 2018 A (NR/Ba2)(f)
28,215,000	5.250	12/01/2058	31,705,232
Capital Trust Agency, Inc. RB for Imagine-Pasco County LLC Series 2020 A (NR/Ba1)(f)
425,000	3.000	12/15/2029	428,561
645,000	5.000	12/15/2039	734,736
Capital Trust Agency, Inc. RB for University Bridge LLC Series 2018 A (NR/Ba2)(f)
900,000	4.000	12/01/2028	969,828
1,375,000	5.250	12/01/2043	1,562,992
Capital Trust Agency, Inc. RB for WFCS Holdings LLC Series 2020 A-1 (NR/NR)(f)
880,000	4.500	01/01/2035	954,703
Caribe Palm Community Development District Special Assessment Refunding Series 2017 (A-/NR)
558,000	4.250	05/01/2031	616,316
Central Florida Expressway Authority RB Senior Lien Series 2019 A (A+/A1)
1,100,000	5.000	07/01/2024	1,257,799
1,250,000	5.000	07/01/2025	1,476,365
Central Florida Expressway Authority RB Senior Lien Series 2019 B (A+/A1)
5,000,000	5.000	07/01/2024	5,717,268
1,850,000	5.000	07/01/2025	2,185,020
Century Gardens at Tamiami Community Development District Special Assessment Bonds Series 2018 (BBB/NR)
110,000	3.500	11/01/2025	120,694
115,000	3.500	11/01/2026	127,874

Municipal Bonds – (continued)
Florida – (continued)
Century Gardens at Tamiami Community Development District Special Assessment Refunding Series 2016 (BBB/NR)
235,000	2.500	05/01/2023	243,321
245,000	2.500	05/01/2024	255,616
250,000	3.000	05/01/2025	267,682
255,000	3.000	05/01/2026	275,520
600,000	4.250	05/01/2037	654,156
Century Gardens Community Development District Special Assessment Bonds Series 2019 (NR/NR)(f)
127,000	3.875	11/01/2024	130,816
189,000	4.200	11/01/2029	204,476
750,000	5.000	11/01/2049	822,776
Century Park South Community Development District Special Assessment Bonds Series 2020 (NR/NR)
150,000	3.000	05/01/2025	152,550
655,000	3.375	05/01/2031	675,758
630,000	3.750	05/01/2040	651,609
Chapel Crossings Community Development District Special Assessment Series 2020 (NR/NR)(f)
490,000	2.625	05/01/2025	493,875
595,000	3.200	05/01/2030	604,876
Charles Cove Community Development District Special Assessment bond Series 2020 (NR/NR)
300,000	3.250	05/01/2025	305,782
360,000	3.750	05/01/2030	378,683
975,000	4.250	05/01/2040	1,039,209
Charlotte County Industrial Development Authority Utility System RB for Town & Country Utilities Project Series 2015 (AMT) (NR/NR)(f)
1,350,000	5.500	10/01/2036	1,476,855
Charlotte County Industrial Development Authority Utility System RB for Town & Country Utilities Project Series 2019 (NR/NR)(f)
1,000,000	5.000	10/01/2029	1,123,350
1,000,000	5.000	10/01/2034	1,115,455
City of Cape Coral Water & Sewer RB Refunding Series 2015 (A+/A1)
1,000,000	4.000	10/01/2034	1,125,421
City of Pompano Beach RB Refunding for John Knox Village of Florida, Inc. Obligated Group Series 2020 (A-/NR)
1,300,000	3.250	09/01/2025	1,411,100
City of Tampa RB for H Lee Moffitt Cancer Center & Research Institute Obligated Group Series 2020 B (A-/A2)
900,000	4.000	07/01/2038	1,034,203
750,000	5.000	07/01/2040	937,790
1,420,000	4.000	07/01/2045	1,601,064
1,660,000	5.000	07/01/2050	2,040,202
City of Venice RB for Southwest Florida Retirement Center, Inc. Obligated Group Project Series 2019 (BB+/NR)
415,000	5.000	01/01/2037	461,419
1,485,000	5.000	01/01/2047	1,628,149
1,395,000	5.000	01/01/2052	1,525,591
City of West Palm Beach Utility System RB Series 2017 A (AA+/Aa2)
15,000,000	5.000	10/01/2042	18,233,642

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
CityPlace Community Development District Special Assessment Convertible Capital Appreciation RB Series 2018 (AGM) (AA/A2)(a)
$5,000,000	0.000%	05/01/2038	$5,380,456
Coco Palms Community Development District Special Assessment Bonds Expansion Area Project Series 2019 (NR/NR)(f)
200,000	3.625	06/15/2024	205,315
295,000	4.000	06/15/2029	319,284
Coconut Cay Community Development District Special Assessment Series 2006 (NR/NR)
720,000	5.375	05/01/2036	721,063
Concord Station Community Development District Capital Improvement RB Refunding Senior Lien Series 2016 A-1 (A/NR)
880,000	2.375	05/01/2023	909,087
900,000	2.500	05/01/2024	942,065
925,000	2.750	05/01/2025	985,827
915,000	3.000	05/01/2026	995,667
980,000	3.200	05/01/2027	1,067,269
1,015,000	3.250	05/01/2028	1,096,881
1,500,000	3.750	05/01/2046	1,587,116
Copperspring Community Development District Special Assessment Bonds Series 2019 (NR/NR)
175,000	3.200	12/15/2024	178,261
500,000	3.500	12/15/2029	520,844
325,000	4.000	12/15/2039	340,732
Coral Keys Homes Community Development District Special Assessment Bonds Series 2020 (NR/NR)
265,000	2.750	05/01/2025	268,271
Corkscrew Farms Community Development District Special Assessment for Assessment Area Two Project Series 2017 (NR/NR)(f)
215,000	3.750	11/01/2023	219,629
470,000	4.500	11/01/2028	505,750
Coronado Community Development District Special Assessment Refunding & Improvement Bonds Series 2017 (BBB/NR)
129,000	3.000	05/01/2023	135,055
133,000	3.250	05/01/2024	142,062
138,000	3.500	05/01/2025	150,264
143,000	3.625	05/01/2026	158,874
Country Walk Community Development District Special Assessment RB Refunding Senior Lien Series 2015 A-1 (AA/NR)
190,000	2.875	05/01/2021	190,349
195,000	3.000	05/01/2022	199,549
205,000	3.250	05/01/2023	217,114
210,000	3.375	05/01/2024	226,960
220,000	3.500	05/01/2025	243,431
215,000	4.125	05/01/2035	236,793
County of Broward RB for Airport System Series 2012 Q-1 (A/A1)(g)
855,000	5.000	10/01/2022	917,181
County of Broward RB for Port Facilities Senior Bonds Series 2019 B (AMT) (A/A1)
2,810,000	5.000	09/01/2033	3,478,903
2,955,000	5.000	09/01/2034	3,639,202

Municipal Bonds – (continued)
Florida – (continued)
County of Broward RB for Port Facilities Senior Bonds Series 2019 B (AMT) (A/A1) – (continued)
3,005,000	5.000	09/01/2035	3,682,980
1,610,000	4.000	09/01/2036	1,832,580
3,520,000	4.000	09/01/2038	3,982,601
County of Escambia PCRB for Gulf Power Co. Project Series 2003 (A/A1)
7,500,000	2.600	06/01/2023	7,846,379
County of Escambia RB Refunding for International Paper Co. Series 2019 B (BBB/Baa2)(b)(c)
400,000	2.000	10/01/2024	416,623
County of Lake RB for Waterman Communities, Inc. Series 2020 B-3 (NR/NR)
2,000,000	3.375	08/15/2026	2,009,161
County of Miami-Dade Aviation RB Series 2019 A (AMT) (A-/NR)
4,500,000	4.000	10/01/2044	5,017,987
12,720,000	5.000	10/01/2044	15,466,984
County of Osceola Transportation RB Refunding Series 2019 A-1 (BBB+/NR)
400,000	5.000	10/01/2026	487,444
475,000	5.000	10/01/2027	593,075
525,000	5.000	10/01/2028	669,337
450,000	5.000	10/01/2029	584,132
770,000	5.000	10/01/2030	993,411
365,000	5.000	10/01/2031	467,582
415,000	5.000	10/01/2032	527,897
350,000	5.000	10/01/2033	442,999
265,000	5.000	10/01/2034	334,537
435,000	5.000	10/01/2035	546,941
600,000	5.000	10/01/2036	751,327
525,000	5.000	10/01/2037	655,257
805,000	5.000	10/01/2038	1,000,910
1,000,000	5.000	10/01/2039	1,239,316
2,000,000	5.000	10/01/2044	2,443,530
1,160,000	5.000	10/01/2049	1,408,361
1,390,000	4.000	10/01/2054	1,549,747
County of Osceola Transportation RB Refunding Series 2019 A-2 (BBB+/NR)(d)
155,000	0.000	10/01/2025	144,215
275,000	0.000	10/01/2026	249,511
360,000	0.000	10/01/2027	317,783
500,000	0.000	10/01/2028	428,946
700,000	0.000	10/01/2029	580,710
Creek Preserve Community Development District Special Assessment RB Series 2019 (NR/NR)(f)
450,000	3.875	11/01/2024	462,169
740,000	4.250	11/01/2030	793,307
Creek Preserve Community Development District Special Assessment RB Series 2020 (NR/NR)(f)
100,000	3.125	11/01/2030	100,401
155,000	3.625	11/01/2040	155,871
Crossings at Fleming Island Community Development District Special Assessment RB Refunding Senior Lien Series 2014 A-1 (BBB/NR)
1,595,000	4.000	05/01/2024	1,634,048

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Cypress Mill Community Development District Special Assessment for Area Two Project Series 2020 (NR/NR)
$750,000	2.625%	06/15/2025	$755,883
660,000	3.000	06/15/2031	666,785
475,000	4.000	06/15/2040	498,417
Cypress Park Estates Community Development District Special Assessment Area 1 Project Series 2020 (NR/NR)(f)
210,000	2.625	05/01/2025	211,465
295,000	3.250	05/01/2030	299,880
Davenport Road South Community Development District Special Assessment Bonds Series 2018 (NR/NR)(f)
185,000	3.750	11/01/2023	188,984
730,000	4.500	11/01/2028	785,364
Deer Run Community Development District Special Assessment RB Refunding Series 2018 (NR/NR)
2,755,000	5.400	05/01/2039	3,047,832
Del Webb Bexley Community Development District Special Assessment Series 2018 (NR/NR)
1,670,000	5.300	05/01/2039	1,846,612
DG Farms Community Development District Special Assessment Series 2020 (NR/NR)
225,000	3.250	05/01/2030	226,135
Downtown Doral South Community Development District Special Assessment Bonds Series 2018 (NR/NR)(f)
2,835,000	4.600	05/01/2028	3,031,547
745,000	4.250	12/15/2028	806,257
2,395,000	4.750	12/15/2038	2,738,282
Durbin Crossing Community Development District Special Assessment Refunding Senior Series 2017 A-1 (AGM) (AA/NR)
690,000	3.750	05/01/2034	758,155
960,000	4.000	05/01/2037	1,043,947
DW Bayview Community Development District Special Assessment Bond Series 2021 (NR/NR)(f)
360,000	2.375	05/01/2026	358,461
470,000	3.000	05/01/2032	463,879
Eagle Pointe Community Development District Special Assessment Bonds Series 2020 (NR/NR)(f)
240,000	3.000	05/01/2025	244,828
440,000	3.625	05/01/2031	460,862
East Homestead Community Development District Special Assessment Bonds Expansion Area Project Series 2019 (NR/NR)
200,000	3.750	11/01/2024	205,578
East Homestead Community Development District Special Assessment Expansion Bonds Area Project Series 2019 (NR/NR)
280,000	4.125	11/01/2029	301,751
Eden Hills Community Development District Special Assessment Series 2020 (NR/NR)
115,000	2.750	05/01/2025	116,281
110,000	3.250	05/01/2030	112,110
Edgewater East Community Development District Special Assessment for Assessment Area Once Series 2021 (NR/NR)
475,000	2.500	05/01/2026	475,847
700,000	3.100	05/01/2031	701,485

Municipal Bonds – (continued)
Florida – (continued)
Enbrook Community Development District Special Assessment Series 2020 (NR/NR)(f)
430,000	3.000	05/01/2030	436,916
700,000	4.000	05/01/2040	735,329
Epperson North Community Development District Special Assessment for Assessment Area #2 Series 2021 (NR/NR)
300,000	2.500	05/01/2026	299,571
450,000	3.000	05/01/2031	446,897
470,000	3.500	05/01/2041	464,640
Escambia County Health Facilities Authority RB Refunding for Baptist Hospital, Inc. Project Series 2020 A (AGM-CR) (AA/A2)
3,070,000	4.000	08/15/2045	3,488,502
Escambia County Health Facilities Authority RB Refunding for Baptist Hospital, Inc. Project Series 2020 A (BBB+/Baa2)
2,640,000	5.000	08/15/2031	3,344,952
3,080,000	5.000	08/15/2032	3,877,556
2,595,000	5.000	08/15/2033	3,253,605
2,125,000	5.000	08/15/2034	2,655,377
2,760,000	5.000	08/15/2035	3,434,204
3,960,000	5.000	08/15/2036	4,910,057
5,280,000	5.000	08/15/2037	6,525,167
4,675,000	4.000	08/15/2045	5,185,571
Esplanade Lake Club Community Development District Special Assessment for Capital Improvement Program Series 2019 A-1 (NR/NR)
1,025,000	3.250	11/01/2025	1,051,470
375,000	3.625	11/01/2030	396,916
Esplanade Lake Club Community Development District Special Assessment for Capital Improvement Program Series 2019 A-2 (NR/NR)
225,000	3.250	11/01/2025	230,811
245,000	3.625	11/01/2030	259,314
Evergreen Community Development District Special Assessment RB Series 2019 (NR/NR)(f)
275,000	4.125	11/01/2024	281,767
445,000	4.250	11/01/2029	476,365
Fiddlers Creek Community Development District No. 2 Special Assessment Refunding Series 2019 (NR/NR)
895,000	3.250	05/01/2023	910,123
1,960,000	4.250	05/01/2029	2,181,082
3,190,000	5.000	05/01/2035	3,751,290
Finley Woods Community Development District Special Assessment for Assessment Area One Series 2020 (NR/NR)
355,000	3.500	05/01/2030	369,849
165,000	4.000	05/01/2040	173,110
Fishhawk Ranch Community Development District Special Assessment Refunding Bonds Series 2020 (AGM) (AA/NR)
1,450,000	2.750	11/01/2035	1,483,127
Florida Development Finance Corp. RB for Discovery High School & Discovery Academy of Lake Alfred Obligated Group Series 2020 A (NR/NR)(f)
1,505,000	4.000	06/01/2030	1,589,667
Florida Development Finance Corp. RB for Imagine School at Broward Series 2019 A (NR/Baa3)(f)
425,000	4.000	12/15/2029	473,246
425,000	5.000	12/15/2034	501,964
490,000	5.000	12/15/2039	571,951

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Florida Development Finance Corp. RB for Mayflower Retirement Center, Inc. Obligated Group Series 2020 A (BB+/NR)(f)
$1,675,000	5.125%	06/01/2040	$1,869,039
Florida Development Finance Corp. RB for River City Education Obligated Group Series 2021 A (NR/Baa3)
320,000	4.000	07/01/2035	350,382
Florida Development Finance Corp. RB for United Cerebral Palsy of Central Florida, Inc. Series 2020 A (NR/NR)
420,000	4.000	06/01/2030	438,588
Florida Development Finance Corp. RB Refunding for Brightline Trains Florida LLC Series 2019 B (AMT) (NR/NR)(f)
4,900,000	7.375	01/01/2049	4,815,786
Florida Development Finance Corp. RB Refunding for Nova Southeastern University, Inc. Series 2020 A (A-/Baa1)
250,000	5.000	04/01/2026	295,301
265,000	5.000	04/01/2027	319,702
280,000	5.000	04/01/2028	343,601
220,000	5.000	04/01/2029	273,850
Florida Development Finance Corp. RB Refunding for Renaissance Charter School, Inc. Series 2020 C (NR/NR)(f)
470,000	4.000	09/15/2030	502,467
1,050,000	5.000	09/15/2040	1,159,256
Florida Development Finance Corp. RB Refunding for Virgin Trains USA Florida LLC Series 2019 A (AMT) (NR/NR)(b)(c)(f)
485,000	6.250	01/01/2024	477,426
9,090,000	6.375	01/01/2026	8,852,269
20,465,000	6.500	01/01/2029	19,728,800
Florida Higher Educational Facilities Financial Authority RB for Florida Institute of Technology, Inc. Series 2019 (BBB-/NR)
250,000	5.000	10/01/2022	264,588
250,000	5.000	10/01/2023	273,678
350,000	5.000	10/01/2024	394,415
Florida Higher Educational Facilities Financial Authority RB for Jacksonville University Project Series 2018 A-1 (NR/NR)(f)
2,000,000	4.500	06/01/2033	2,324,961
250,000	4.750	06/01/2038	290,909
4,500,000	5.000	06/01/2048	5,213,611
Florida Higher Educational Facilities Financial Authority RB for Ringling College of Art & Design, Inc. Series 2019 (BBB/NR)
2,000,000	5.000	03/01/2044	2,295,221
Florida Higher Educational Facilities Financial Authority RB Refunding for St. Leo University, Inc. Obligated Group Series 2019 (BBB-/NR)
1,700,000	5.000	03/01/2039	1,933,434
Florida Higher Educational Facilities Financial Authority RB Ringling College of Art and Design, Inc. Series 2017 (BBB/NR)
2,750,000	5.000	03/01/2047	3,054,179
Flow Way Community Development District Special Assessment Bonds for Phase 5 Project Series 2016 (NR/NR)
1,540,000	4.875	11/01/2037	1,650,338
Flow Way Community Development District Special Assessment Bonds for Phase 6 Project Series 2017 (NR/NR)
200,000	4.000	11/01/2028	211,720
1,065,000	5.000	11/01/2038	1,183,148
840,000	5.000	11/01/2047	926,682

Municipal Bonds – (continued)
Florida – (continued)
Flow Way Community Development District Special Assessment Bonds for Phase 7 & 8 Project Series 2019 (NR/NR)
410,000	3.350	11/01/2024	419,449
1,000,000	3.700	11/01/2029	1,064,690
2,025,000	4.125	11/01/2039	2,154,896
Forest Brooke Community Development District Special Assessment Subordinated Bonds Series 2019 A-2 (NR/NR)
465,000	3.750	11/01/2039	481,912
Forest Lake Community Development District Special Assessment for Assessment Area1 Series 2020 (NR/NR)(f)
700,000	2.625	05/01/2025	707,101
500,000	3.250	05/01/2030	512,183
Grand Bay at Doral Community Development District Special Assessment for South Parcel Assessment Area Project Series 2016 (NR/NR)
840,000	4.250	05/01/2026	883,482
Grand Oaks Community Development District Special Assessment Bonds Assessment Area 2 Series 2020 (NR/NR)
830,000	3.250	05/01/2025	843,440
1,360,000	4.000	05/01/2030	1,425,517
Grand Oaks Community Development District Special Assessment RB Series 2019 A (NR/NR)
355,000	3.750	11/01/2024	364,200
600,000	4.125	11/01/2029	641,740
1,305,000	4.750	11/01/2039	1,428,039
2,100,000	5.000	11/01/2050	2,306,812
Grande Pines Community Development District Special Assessment Bonds Series 2021 (NR/NR)
705,000	2.500	05/01/2026	701,663
Greater Orlando Aviation Authority Airport Facilities RB Refunding for Jetblue Airways Corp. Project Series 2013 (NR/NR)
920,000	5.000	11/15/2036	966,880
Greater Orlando Aviation Authority Airport Facilities RB Series 2019 A (AMT) (A+/Aa3)
4,605,000	5.000	10/01/2022	4,931,299
14,000,000	5.000	10/01/2023	15,590,742
Greater Orlando Aviation Authority Priority Subordinated Airport Facilities RB Series 2017 A (AMT) (A/A1)
1,290,000	5.000	10/01/2047	1,513,978
Greater Orlando Aviation Authority RB Refunding Series 2012 A (A+/Aa3)
2,375,000	5.000	10/01/2021	2,430,796
Gulfstream Polo Community Development District Special Assessment Phase#2 Project Series 2019 (NR/NR)
235,000	3.000	11/01/2024	238,893
1,095,000	3.500	11/01/2030	1,146,661
2,400,000	4.375	11/01/2049	2,560,715
Hacienda Lakes Community Development District Special Assessment Refunding Series 2016 (NR/NR)
100,000	3.375	05/01/2021	100,091
550,000	3.875	05/01/2026	572,738
Hammock Reserve Community Development District Special Assessment for Assessment Area One Project Series 2020 (NR/NR)
425,000	2.625	05/01/2025	428,988
510,000	3.250	05/01/2030	521,082

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Harbor Bay Community Development District Special Assessment RB Refunding Series 2019 A-2 (NR/NR)
$1,170,000	3.100%	05/01/2024	$1,190,329
1,880,000	3.300	05/01/2029	1,976,825
370,000	3.700	05/01/2033	393,055
Harbor Bay Community Development District Special Assessment RB Series 2019 A-1 (NR/NR)
400,000	3.100	05/01/2024	406,923
1,150,000	3.300	05/01/2029	1,209,199
Hawks Point Community Development District Special Assessment Refunding Senior Series 2017 A-1 (A-/NR)(f)
265,000	4.000	05/01/2024	291,681
265,000	4.000	05/01/2025	297,385
140,000	4.000	05/01/2026	159,953
Hawkstone Community Development District Special Assessment Area 1 RB Series 2019 (NR/NR)
100,000	3.250	11/01/2024	102,230
400,000	3.500	11/01/2030	418,069
1,000,000	3.875	11/01/2039	1,045,653
Hawkstone Community Development District Special Assessment Area 2 RB Series 2019 (NR/NR)
125,000	3.625	11/01/2030	130,882
Heritage Harbour North Community Development District Special Assessment Series 2014 (NR/NR)
1,050,000	5.000	05/01/2034	1,205,745
Heritage Isle at Viera Community Development District Special Assessment Refunding Series 2017 (AGM) (AA/NR)
215,000	4.000	05/01/2024	233,493
225,000	4.000	05/01/2025	249,165
235,000	4.000	05/01/2026	265,023
240,000	4.000	05/01/2027	274,604
250,000	4.000	05/01/2028	283,994
Heritage Landing Community Development District Special Assessment Refunding Bonds Series 2015 (BBB/NR)
585,000	3.375	05/01/2023	615,844
605,000	3.500	05/01/2024	652,315
630,000	3.625	05/01/2025	690,157
650,000	3.750	05/01/2026	710,713
1,015,000	4.200	05/01/2031	1,106,919
1,000,000	4.350	05/01/2036	1,085,574
Herons Glen Recreation District Special Assessment Refunding Bonds Series 2020 (BAM) (AA/NR)
265,000	2.500	05/01/2027	279,437
350,000	2.500	05/01/2028	368,865
360,000	2.500	05/01/2029	378,317
365,000	2.500	05/01/2030	381,976
375,000	2.500	05/01/2031	390,191
300,000	3.000	05/01/2032	325,669
300,000	3.000	05/01/2033	324,211
245,000	3.000	05/01/2034	263,682
255,000	3.000	05/01/2035	273,718
200,000	3.000	05/01/2036	213,875
Highland Meadows West Community Development District Special Assessment for Assessment Area 2 Series 2020 A (NR/NR)
290,000	2.875	05/01/2025	293,917
200,000	3.250	05/01/2031	206,625

Municipal Bonds – (continued)
Florida – (continued)
Highland Meadows West Community Development District Special Assessment for Assessment Area 3 Series 2020 A (NR/NR)
140,000	3.250	05/01/2031	144,669
Highlands Community Development District Special Assessment Bonds for Assessment Areas 3B and 5 Project Series 2018 (NR/NR)(f)
225,000	4.000	12/15/2024	231,628
550,000	4.250	12/15/2029	592,196
Highlands Community Development District Special Assessment Refunding Series 2016 (BBB/NR)
1,225,000	4.250	05/01/2031	1,378,131
Highlands Meadows II Community Development District Special Assessment Bonds for Assessment Area 7/7A Project Series 2019 (NR/NR)
80,000	3.375	11/01/2025	81,758
305,000	3.875	11/01/2031	325,972
415,000	4.200	11/01/2039	442,362
Highlands Meadows II Community Development District Special Assessment Bonds for Assessment Area Five Project Series 2017 (NR/NR)
100,000	4.250	11/01/2022	102,025
370,000	4.875	11/01/2027	401,177
865,000	5.375	11/01/2037	961,028
785,000	5.500	11/01/2047	864,929
Highlands Meadows II Community Development District Special Assessment Bonds for Assessment Area Six Project Series 2017 (NR/NR)
75,000	4.875	11/01/2027	81,319
335,000	5.500	11/01/2047	369,110
Hillcrest Community Development District Special Assessment Bonds for Capital Improvement Program Series 2018 (NR/NR)
790,000	4.000	11/01/2028	862,046
700,000	4.500	11/01/2038	768,531
2,300,000	5.000	11/01/2048	2,579,490
Hills Minneola Community Development District Special Assessments for South Parcel Assessment Area Series 2020 (NR/NR)(f)
1,630,000	3.000	05/01/2025	1,655,362
1,020,000	3.500	05/01/2031	1,065,402
Holly Hill Road East Community Development District Special Assessment for Area 3 Project Series 2020 (NR/NR)
110,000	4.000	11/01/2025	113,335
165,000	4.500	11/01/2031	178,143
170,000	5.000	11/01/2041	190,129
Hunters Ridge Community Development District No. 1 Assessment Area Special Assessment Bonds Series 2019 (NR/NR)(f)
165,000	4.000	11/01/2024	169,968
235,000	5.000	11/01/2039	259,440
K-Bar Ranch II Community Development District Special Assessment Bonds Series 2017 A (NR/NR)(f)
1,175,000	4.500	05/01/2038	1,270,830
1,855,000	4.625	05/01/2048	1,997,901
Kindred Community Development District II Special Assessment Bonds Series 2020 (NR/NR)
265,000	2.625	05/01/2025	267,383
155,000	3.000	05/01/2030	158,093

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Kindred Community Development District Special Assessment Bond Series 2017 (NR/NR)
$1,000,000	4.625%	05/01/2037	$1,076,038
Kingman Gate Community Development District Special Assessment Bonds Series 2020 (NR/NR)
740,000	2.750	06/15/2025	752,109
485,000	3.125	06/15/2030	502,253
375,000	4.000	06/15/2040	399,027
Kingman Gate Community Development District Special Assessment Bonds Series 2021 (NR/NR)
700,000	3.600	06/15/2041	700,567
Lakes of Sarasota Community Development District Special Assessment for Phases 1 Project Series 2021 A-2 (NR/NR)(h)
750,000	3.875	05/01/2031	744,136
Lakes of Sarasota Community Development District Special Assessment for Phases 1 Project Series 2021 B-1 (NR/NR)(f)(h)
115,000	3.000	05/01/2026	114,892
Lakeshore Ranch Community Development District Special Assessment Refunding Series 2019 A-2 (NR/NR)
475,000	3.500	05/01/2030	492,739
435,000	4.000	05/01/2035	461,834
Lakewood Ranch Stewardship District Special Assessment for Azario Project Series 2019 (NR/NR)
430,000	3.125	05/01/2025	443,833
370,000	3.400	05/01/2030	385,390
Lakewood Ranch Stewardship District Special Assessment for Lorraine Lakes Project Series 2020 (NR/NR)(f)
670,000	2.500	05/01/2025	676,917
Lakewood Ranch Stewardship District Special Assessment for Northeast Sector Phase 2A Project Series 2019 (NR/NR)
155,000	3.000	05/01/2024	157,071
225,000	3.250	05/01/2029	231,590
200,000	3.850	05/01/2039	209,761
Lakewood Ranch Stewardship District Special Assessment for Northeast Sector Project – Phase 2C Series 2020 (NR/NR)
470,000	3.000	05/01/2030	472,398
750,000	3.500	05/01/2040	757,553
Lakewood Ranch Stewardship District Special Assessment RB for Cresswind Project Series 2019 (NR/NR)
190,000	3.600	05/01/2024	194,235
285,000	3.800	05/01/2029	303,176
Lakewood Ranch Stewardship District Special Assessment RB for Del Webb Project Series 2017 (NR/NR)(f)
215,000	3.650	05/01/2022	216,877
515,000	4.300	05/01/2027	546,793
Lakewood Ranch Stewardship District Special Assessment RB for Indigo Expansion Area Project Series 2019 (NR/NR)(f)
300,000	2.900	05/01/2024	303,795
570,000	3.200	05/01/2029	585,829
455,000	4.000	05/01/2049	470,995
Lakewood Ranch Stewardship District Special Assessment RB for Lake Club Phase 4 Project Series 2019 (NR/NR)
325,000	3.600	05/01/2024	332,268
485,000	3.800	05/01/2029	516,012

Municipal Bonds – (continued)
Florida – (continued)
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood Centre North Project Series 2015 (NR/NR)
1,210,000	4.250	05/01/2025	1,258,075
1,605,000	4.875	05/01/2035	1,712,367
905,000	4.875	05/01/2045	955,387
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood National & Polo Run Projects Series 2017 (NR/NR)
195,000	4.000	05/01/2022	197,123
940,000	4.625	05/01/2027	1,013,135
1,000,000	5.250	05/01/2037	1,108,802
Lakewood Ranch Stewardship District Special Assessment RB for North East Sector Project – Phase 1A Series 2018 (NR/NR)
435,000	3.900	05/01/2023	443,480
535,000	4.250	05/01/2028	571,756
Lakewood Ranch Stewardship District Special Assessment RB for North East Sector Project – Phase 1B Series 2018 (NR/NR)
1,285,000	4.350	05/01/2024	1,324,944
1,970,000	4.750	05/01/2029	2,187,381
2,250,000	5.300	05/01/2039	2,563,139
Lakewood Ranch Stewardship District Special Assessment RB for Villages of Lakewood Ranch South Project Series 2016 (NR/NR)
190,000	4.000	05/01/2021	190,264
225,000	4.250	05/01/2026	236,975
6,865,000	5.000	05/01/2036	7,470,179
4,755,000	5.125	05/01/2046	5,165,875
Lakewood Ranch Stewardship District Special Assessment RB Refunding for Country Club East Project Series 2020 (AGM) (AA/NR)
500,000	2.000	05/01/2028	521,913
500,000	2.000	05/01/2029	516,264
Lakewood Ranch Stewardship District Special Assessment Refunding for Northeast Sector Project – Phase 2B Series 2020 (NR/NR)(f)
410,000	2.500	05/01/2025	413,900
440,000	3.200	05/01/2030	451,877
Lakewood Ranch Stewardship District The Isles at Lakewood Ranch Project Phase 1 Special Assessment Bonds Series 2019 (NR/NR)
435,000	3.500	05/01/2024	444,663
275,000	3.875	05/01/2029	295,167
Landings at Miami Community Development District Special Assessment Bonds Series 2018 (NR/NR)(f)
155,000	3.625	11/01/2023	158,125
560,000	4.125	11/01/2028	598,292
250,000	4.750	11/01/2048	268,285
Landmark at Doral Community Development District Senior Special Assessment Refunding for North Parcel Assessment Area Series 2019 A-1 (BBB/NR)
200,000	3.000	05/01/2021	200,312
445,000	3.000	05/01/2022	452,931
460,000	3.000	05/01/2023	474,596
375,000	3.000	05/01/2024	391,135
490,000	3.000	05/01/2025	515,747
500,000	3.000	05/01/2026	529,955

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Landmark at Doral Community Development District Senior Special Assessment Refunding for North Parcel Assessment Area Series 2019 A-1 (BBB/NR) – (continued)
$520,000	3.000%	05/01/2027	$552,961
535,000	3.000	05/01/2028	569,386
550,000	3.000	05/01/2029	587,417
1,605,000	3.000	05/01/2035	1,655,256
Landmark at Doral Community Development District Subordinate Special Assessment Refunding for North Parcel Assessment Area Series 2019 A-2 (NR/NR)
545,000	3.125	05/01/2024	552,786
535,000	3.375	05/01/2030	557,098
925,000	4.000	05/01/2038	985,103
Lee County Moody River Estates Community Development District Special Assessment Refunding Senior Series 2017 A-1 (A-/NR)
330,000	3.500	05/01/2025	365,006
340,000	3.500	05/01/2026	380,986
500,000	4.000	05/01/2036	561,044
Lee Memorial Health System Hospital RB Refunding Series 2019 A-2 (A+/A2)(b)(c)
11,700,000	5.000	04/01/2026	13,808,830
Live Oak Lake Community Development District Special Assessment Series 2020 (NR/NR)
1,000,000	3.125	05/01/2025	1,013,898
Long Lake Reserve Community Development District Special Assessment Bonds Series 2018 (NR/NR)
1,430,000	5.000	05/01/2038	1,573,664
Longleaf Community Development District Special Assessment Refunding Series 2006 (NR/NR)
601,000	5.375	05/01/2030	601,307
LT Ranch Community Development District Special Assessment Series 2019 (NR/NR)
840,000	3.000	05/01/2025	851,808
980,000	3.400	05/01/2030	1,017,292
1,420,000	4.000	05/01/2040	1,489,818
Lucerne Park Community Development District Special Assessment Bonds Series 2019 (NR/NR)
235,000	3.800	05/01/2024	239,661
290,000	4.000	05/01/2029	306,904
Lynwood Community Development District Special Assessment Bonds Series 2019 (NR/NR)
490,000	3.250	06/15/2024	498,157
885,000	3.625	06/15/2030	931,264
McJunkin Parkland Community Development District Special Assessment Bonds Series 2018 (NR/NR)(f)
1,000,000	4.750	11/01/2029	1,126,823
Meadow Pines Community Development District Special Assessment Refunding Bonds Senior Lien Series 2014 1 (A/NR)
750,000	4.450	05/01/2030	817,637
Mediterranea Community Development District Special Assessment Refunding & Improvement Bonds for Area Two Project Series 2017 (NR/NR)
155,000	3.500	05/01/2023	160,275
Miami RB Refunding for Miami Tunnel Project Series 2012 (AA-/Aa3)(f)
1,040,000	5.000	03/01/2030	1,129,069

Municipal Bonds – (continued)
Florida – (continued)
Miami RB Refunding for Miami Tunnel Project Series 2012 (NR/NR)(f)(g)
8,460,000	5.000	03/01/2023	9,223,430
Miami RB Refunding Parking System Series 2019 (BAM) (AA/A2)
1,000,000	4.000	10/01/2037	1,151,424
900,000	4.000	10/01/2038	1,031,825
Miami World Center Community Development District Special Assessment Bonds Series 2017 (NR/NR)
190,000	4.000	11/01/2023	194,543
1,000,000	4.750	11/01/2027	1,090,062
850,000	5.125	11/01/2039	939,903
2,350,000	5.250	11/01/2049	2,588,074
Miami-Dade County Expressway Authority RB Refunding Series 2014 B (A/A3)
1,335,000	5.000	07/01/2030	1,516,804
1,000,000	5.000	07/01/2031	1,135,838
Miami-Dade County Expressway Authority RB Series 2014 A (A/A3)
1,110,000	5.000	07/01/2030	1,261,163
500,000	5.000	07/01/2031	567,919
Miami-Dade County Industrial Development Authority Solid Waste Disposal RB Refunding for Waste Management, Inc. Project Series 2018 A (AMT) (A-/NR)(b)
7,935,000	(SIFMA Municipal Swap Index Yield + 0.80%), 0.870	11/01/2021	7,936,179
Mirada II Community Development District Special Assessment Bonds Series 2021 (NR/NR)
500,000	2.500	05/01/2026	499,759
750,000	3.125	05/01/2031	746,137
Mitchell Ranch Community Development District Special Assessment Bonds Series 2019 (NR/NR)
240,000	3.125	12/15/2024	244,522
675,000	3.375	12/15/2030	698,073
1,500,000	4.000	12/15/2039	1,595,314
Naples Reserve Community Development District Special Assessment Bonds Series 2014 (NR/NR)
1,545,000	5.250	11/01/2035	1,669,512
New Port Tampa Bay Community Development District Special Assessment Bonds Series 2021 (NR/NR)
500,000	3.500	05/01/2031	500,336
New River Community Development District Special Assessment Refunding Senior Lien Series 2020 A-1 (BBB/NR)(f)
125,000	3.500	05/01/2026	136,506
130,000	3.500	05/01/2027	143,238
135,000	3.500	05/01/2028	149,624
140,000	3.500	05/01/2029	155,699
700,000	3.500	05/01/2038	749,279
New River Community Development District Special Assessment Refunding Senior Lien Series 2020 A-1 (NR/NR)(f)
75,000	3.125	05/01/2025	76,145
45,000	3.500	05/01/2031	46,744
North Powerline Road Community Development District Special Assessment Series 2020 (NR/NR)
515,000	2.625	05/01/2025	517,449
495,000	3.125	05/01/2030	498,146
430,000	3.625	05/01/2040	433,306

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
North Sumter County Utility Dependent District RB for Central Sumter Utility Series 2019 (BAM) (AA/NR)
$655,000	5.000%	10/01/2030	$852,949
575,000	5.000	10/01/2031	745,860
1,025,000	5.000	10/01/2033	1,319,931
1,205,000	5.000	10/01/2034	1,542,544
1,000,000	5.000	10/01/2036	1,269,411
1,975,000	5.000	10/01/2037	2,497,512
2,075,000	5.000	10/01/2038	2,612,919
2,180,000	5.000	10/01/2039	2,734,468
2,630,000	5.000	10/01/2044	3,223,074
North Sumter County Utility Dependent District RB Refunding Series 2020 (AA-/NR)
28,725,000	5.000	10/01/2043	35,709,185
Oak Creek Community Development District Special Assessment Refunding Bonds Series 2015 A-1 (A+/NR)
1,150,000	4.450	05/01/2031	1,272,031
Old Hickory Community Development District Special Assessment Bonds Series 2020 (NR/NR)
270,000	2.500	06/15/2025	272,535
300,000	3.000	06/15/2030	306,075
315,000	4.000	06/15/2040	333,378
Orange Blossom Ranch Community Development District Special Assessment Bonds Series 2019 (NR/NR)
590,000	3.700	05/01/2024	606,782
825,000	4.100	05/01/2029	908,376
Osceola Chain Lakes Community Development District Special Assessment Bonds Series 2020 (NR/NR)
295,000	3.250	05/01/2025	301,422
350,000	3.500	05/01/2030	364,652
Osceola County Rolling Oaks Community Development District Special Assessment Bonds Series 2016 (NR/NR)
3,285,000	5.875	11/01/2037	3,795,614
3,500,000	6.000	11/01/2047	4,054,151
Osceola County Rolling Oaks Community Development District Special Assessment Bonds Series 2018 (NR/NR)(f)
285,000	4.375	11/01/2023	293,603
640,000	4.875	11/01/2028	703,013
Palm Beach County Health Facilities Authority RB for ACTS Retirement-Life Communities, Inc. Obligated Group Series 2020 B (A-/NR)
250,000	4.000	11/15/2041	283,200
1,000,000	5.000	11/15/2042	1,190,482
Palm Beach County Health Facilities Authority RB for Lifespace Communities, Inc. Obligated Group Series 2019 B (BBB/NR)
2,300,000	4.000	05/15/2053	2,473,345
1,825,000	5.000	05/15/2053	2,089,246
Palm Coast Park Community Development District Special Assessment for Assessment Area One Series 2019 (NR/NR)
205,000	3.400	05/01/2025	208,403
245,000	3.750	05/01/2030	255,926
965,000	4.150	05/01/2040	1,016,957
Palm Glades Community Development District Senior Special Assessment Bonds Series 2018 A-1 (A/NR)
215,000	3.500	11/01/2025	239,344
225,000	3.500	11/01/2026	253,793

Municipal Bonds – (continued)
Florida – (continued)
Palm Glades Community Development District Senior Special Assessment Bonds Series 2018 A-1 (A/NR) – (continued)
230,000	3.500	11/01/2027	261,740
240,000	3.500	11/01/2028	275,455
585,000	4.000	11/01/2033	675,335
Palm Glades Community Development District Special Assessment Bonds Series 2020 (NR/NR)(f)
785,000	4.000	05/01/2050	846,283
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2016 (A/NR)
520,000	2.500	05/01/2022	530,374
530,000	2.750	05/01/2023	554,170
350,000	3.750	05/01/2031	383,844
1,045,000	4.000	05/01/2036	1,147,231
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2017 (BBB-/NR)
145,000	3.500	05/01/2021	145,183
300,000	4.000	05/01/2027	318,602
3,500,000	5.000	05/01/2039	3,896,107
Parkland Preserve Community Development District Special Assessment RB Series 2019 A (NR/NR)
235,000	4.500	05/01/2024	241,404
465,000	4.750	05/01/2030	508,721
Parkview at Long Lake Ranch Community Development District Special Assessment Series 2020 (NR/NR)
625,000	3.125	05/01/2030	639,070
800,000	3.750	05/01/2040	822,946
Parkway Center Community Development District Special Assessment for Amenity Projects Series 2018-2 (A-/NR)
350,000	4.250	05/01/2031	410,445
1,030,000	4.500	05/01/2038	1,198,517
Parkway Center Community Development District Special Assessment Refunding Series 2018-1 (BBB/NR)
265,000	4.000	05/01/2026	292,826
275,000	4.000	05/01/2027	308,872
285,000	4.125	05/01/2028	323,782
Parrish Plantation Community Development District Special Assessment Bonds Series 2021 (NR/NR)
255,000	2.500	05/01/2026	255,259
335,000	3.125	05/01/2031	334,421
Paseo Community Development District Capital Improvement RB Refunding Series 2018 (A-/NR)
445,000	4.000	05/01/2024	483,700
480,000	4.000	05/01/2026	539,318
520,000	4.000	05/01/2028	597,574
1,335,000	4.500	05/01/2031	1,590,390
Pentathlon Community Development District Special Assessment Revenue Refunding Series 2012 (A-/NR)
1,330,000	4.500	11/01/2033	1,364,385
Pine Ridge Plantation Community Development District Special Assessment Refunding Bonds 2020 A-1 (AGM) (AA/NR)
545,000	2.000	05/01/2028	555,916
555,000	2.000	05/01/2029	559,991
565,000	2.125	05/01/2030	567,630
1,000,000	2.625	05/01/2034	1,014,679
995,000	2.800	05/01/2037	1,010,858

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Pine Ridge Plantation Community Development District Special Assessment Refunding Bonds 2020 A-2 (NR/NR)
$590,000	2.750%	05/01/2025	$596,045
Pinellas County Industrial Development Authority RB for Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc. Project Series 2019 (NR/NR)
2,700,000	5.000	07/01/2029	3,071,818
Portico Community Development District Special Assessment Bonds Series 2020-2 (NR/NR)
100,000	2.875	05/01/2025	101,429
170,000	3.250	05/01/2031	173,735
Portico Community Development District Special Assessment Refunding Series 2020-1 (NR/NR)
2,055,000	2.800	05/01/2025	2,075,666
3,265,000	3.200	05/01/2031	3,328,415
1,875,000	3.500	05/01/2037	1,905,699
Preserve at South Branch Community Development District Special Assessment Phase 1 Series 2018 (NR/NR)
275,000	4.750	11/01/2029	299,168
Preserve at South Branch Community Development District Special Assessment Phase 2 RB Series 2019 (NR/NR)
100,000	3.250	11/01/2024	101,971
555,000	3.500	11/01/2030	576,366
Preserve at South Branch Community Development District Special Assessment Phase 3 Series 2021 (NR/NR)
250,000	2.500	05/01/2026	250,446
Randal Park Community Development District Randal Walk Special Assessment RB Series 2018 (NR/NR)(f)
120,000	4.100	05/01/2024	122,660
185,000	4.500	05/01/2029	200,053
Randal Park Community Development District Special Assessment RB Series 2015 (NR/NR)
455,000	4.250	11/01/2025	474,561
Reedy Creek Improvement District Refundig GO Bonds Series 2020 A (AA-/Aa3)
3,020,000	1.769	06/01/2025	3,135,743
3,230,000	1.869	06/01/2026	3,348,120
3,070,000	1.969	06/01/2027	3,164,603
Reunion East Community Development District Special Assessment Refunding Bonds Series 2015 A (NR/NR)
750,000	5.000	05/01/2025	812,008
Reunion West Community Development District Special Assessment Bonds for Assessment Area 5 Project Series 2019 (NR/NR)
250,000	3.750	05/01/2024	254,813
425,000	4.000	05/01/2030	449,512
Rhodine Road North Community Development District Special Assessment Bonds Series 2019 (NR/NR)
165,000	3.500	05/01/2024	168,511
415,000	4.000	05/01/2030	443,562
620,000	4.500	05/01/2040	669,309
620,000	4.750	05/01/2050	667,746
River Bend Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (A-/NR)
2,390,000	4.000	05/01/2031	2,657,357
890,000	4.000	05/01/2035	974,236

Municipal Bonds – (continued)
Florida – (continued)
River Hall Community Development District Special Assessment for Assessment Area 3 Series 2020 A (NR/NR)
605,000	2.750	05/01/2025	612,556
525,000	3.250	05/01/2031	540,468
River Landing Community Development District Special Assessment Series 2020 A (NR/NR)
325,000	3.000	05/01/2025	328,666
475,000	3.600	05/01/2030	487,039
Saddle Creek Preserve of Polk County Community Development District Special Assessment Bonds Series 2020 (NR/NR)
565,000	2.500	06/15/2025	570,193
320,000	3.000	06/15/2030	325,233
290,000	4.000	06/15/2040	305,504
Sampson Creek Community Development District Special Assessment Bonds Series 2020 (AGM) (AA/NR)
705,000	2.375	05/01/2035	701,500
1,425,000	2.625	05/01/2040	1,438,301
San Simeon Community Development District Special Assessment Bonds Series 2019 (NR/NR)(f)
560,000	3.375	06/15/2024	571,891
1,000,000	3.750	06/15/2031	1,073,026
Scenic Highway Community Development District Special Assessment Series 2020 (NR/NR)
650,000	2.750	05/01/2025	652,109
465,000	3.250	05/01/2030	467,350
560,000	3.750	05/01/2040	562,129
Shell Point Community Development District Special Assessment Bonds Series 2019 (NR/NR)(f)
250,000	4.000	11/01/2024	256,888
740,000	4.500	11/01/2029	799,138
Sherwood Manor Community Development District Special Assessment Bonds Series 2018 (NR/NR)(f)
190,000	4.000	11/01/2023	194,002
Shingle Creek Community Development District Special Assessment Bonds Series 2019 (NR/NR)
1,210,000	3.625	05/01/2024	1,247,951
1,895,000	4.000	05/01/2029	2,097,565
5,000,000	4.750	05/01/2039	5,696,102
Six Mile Creek Community Development District Special Assessment for Assessment Area 3 Phase 1 Series 2021 (NR/NR)
375,000	2.500	05/01/2026	373,265
620,000	3.000	05/01/2031	611,490
Six Mile Creek Community Development District Special Assessment Refunding for Area 2 Phase 3A Project Series 2020 (NR/NR)
350,000	3.125	11/01/2025	357,496
505,000	3.625	11/01/2031	529,953
300,000	4.125	11/01/2040	317,985
South Fork East Community Development District Capital Improvement RB Refunding Series 2017 (BBB/NR)
420,000	3.000	05/01/2023	438,030
435,000	3.250	05/01/2024	464,639
445,000	3.450	05/01/2025	483,852
465,000	3.625	05/01/2026	513,011
990,000	4.125	05/01/2036	1,087,479

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
South Fork III Community Development District Parcels V and W Special Assessment Bonds Series 2019 (NR/NR)(f)
$475,000	4.250%	11/01/2024	$489,012
730,000	4.500	11/01/2029	789,184
South Fork III Community Development District Special Assessment RB Refunding Series 2018 (NR/NR)
390,000	4.000	05/01/2024	400,033
590,000	4.625	05/01/2029	645,349
South Kendall Community Development District Special Assessment Refunding Series 2016 (BBB/NR)
350,000	2.500	11/01/2023	364,320
355,000	2.750	11/01/2024	375,390
370,000	3.000	11/01/2025	397,275
585,000	4.250	11/01/2037	645,596
South-Dade Venture Community Development District Special Assessment RB Refunding Series 2012 (BBB/NR)
1,000,000	5.125	05/01/2033	1,038,274
Southern Groves Community Development District No. 5 Special Assessment Refunding Series 2019 (NR/NR)
165,000	2.875	05/01/2024	166,912
300,000	3.250	05/01/2029	311,160
Southern Groves Community Development District No. 5 Special Assessment Series 2020 (NR/NR)
400,000	3.375	05/01/2025	407,804
230,000	4.000	05/01/2030	244,710
430,000	4.300	05/01/2040	459,638
310,000	4.500	05/01/2046	330,311
Stillwater Community Development District Special Assessment Bonds Series 2021 (NR/NR)(f)(h)
375,000	2.375	06/15/2026	373,455
425,000	3.000	06/15/2031	423,880
565,000	3.500	06/15/2041	565,942
Stonebrier Community Development District Special Assessment Refunding Series 2016 (A-/NR)
265,000	2.500	05/01/2023	274,105
270,000	2.500	05/01/2024	282,787
280,000	3.000	05/01/2025	302,123
290,000	3.000	05/01/2026	316,464
Stoneybrook South at Championsgate Community Development District Special Assessment Bonds Series 2019 (NR/NR)
325,000	3.500	06/15/2024	332,479
500,000	4.000	06/15/2030	540,716
Stoneybrook South Community Development District Special Assessment Series 2020 (NR/NR)(f)
675,000	2.500	12/15/2025	678,379
500,000	3.000	12/15/2030	503,438
1,000,000	3.500	12/15/2040	1,009,814
Storey Creek Community Development District Special Assessment Bonds for Assessment Area One Project Series 2019 (NR/NR)
255,000	3.125	12/15/2025	261,640
500,000	3.625	12/15/2030	529,848
870,000	4.000	12/15/2039	914,999
Summer Woods Community Development District Special Assessment for Assessment Area Two Project Series 2020 (NR/NR)
375,000	3.000	05/01/2025	380,241

Municipal Bonds – (continued)
Florida – (continued)
Summer Woods Community Development District Special Assessment for Assessment Area Two Project Series 2020 (NR/NR) – (continued)
500,000	3.300	05/01/2031	512,600
825,000	3.750	05/01/2040	851,270
Summerstone Community Development District Special Assessment Series 2020 (NR/NR)
165,000	3.250	05/01/2030	168,910
Sweetwater Creek Community Development District Capital Improvement Special Assessment RB Refunding Series 2019 A-1 (AGM) (AA/NR)
400,000	2.500	05/01/2029	422,510
720,000	2.875	05/01/2033	763,882
1,440,000	3.000	05/01/2038	1,517,106
Sweetwater Creek Community Development District Capital Improvement Special Assessment RB Refunding Series 2019 A-2 (NR/NR)
1,190,000	3.500	05/01/2029	1,237,563
Talis Park Community Development District Capital Improvement RB Refunding Senior Series 2016 A-1 (BBB+/NR)
190,000	2.500	05/01/2023	197,607
190,000	2.500	05/01/2024	199,827
200,000	3.000	05/01/2025	215,386
205,000	3.000	05/01/2026	223,073
1,135,000	3.500	05/01/2031	1,231,613
1,370,000	4.000	05/01/2036	1,498,479
Tamarindo Community Development District Special Assessment Bonds Series 2021 (NR/NR)(h)
385,000	2.375	05/01/2026	385,340
285,000	3.000	05/01/2031	284,751
Tampa Bay Water Utility System RB Refunding Series 2015 A (AA+/Aa1)
10,160,000	4.000	10/01/2028	11,647,266
4,225,000	4.000	10/01/2029	4,839,915
Tampa-Hillsborough County Expressway Authority RB Series 2017 (A+/A2)
6,175,000	5.000	07/01/2047	7,320,369
Tampa-Hillsborough County Expressway Authority RB Series 2017 C (A+/A2)
1,950,000	5.000	07/01/2048	2,309,000
Tapestry Community Development District Special Assessment RB Series 2016 (NR/NR)
1,115,000	4.800	05/01/2036	1,190,727
The Lee County School Board COPS Series 2020 A (AA-/Aa3)
825,000	5.000	08/01/2026	1,004,529
825,000	5.000	08/01/2027	1,028,440
690,000	5.000	08/01/2028	876,518
The Miami-Dade County School Board COPS Series 2010 A (A+/A1)
10,000,000	6.235	06/15/2027	12,552,751
Tison’s Landing Community Development District Special Assessment RB Refunding & Improvement Bonds Senior Series 2016 A-1 (A+/NR)
205,000	3.000	05/01/2027	222,828
210,000	3.125	05/01/2028	228,233
230,000	3.375	05/01/2032	247,188

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Tohoqua Community Development District Special Assessment Phase 4A/5A Project Series 2021 (NR/NR)
$735,000	3.600%	05/01/2041	$736,837
Tolomato Community Development District Special Assessment GO Refunding Bonds Senior Lien Series 2018 A-1 (AGM) (AA/NR)
345,000	3.500	05/01/2032	382,436
Tolomato Community Development District Special Assessment GO Refunding Bonds Subordinate Lien Series 2018 A-2 (NR/NR)(f)
550,000	5.200	05/01/2028	591,243
Tolomato Community Development District Special Assessment GO Refunding Bonds Subordinate Lien Series 2018 B-2 (NR/NR)
300,000	4.625	05/01/2028	322,737
Tolomato Community Development District Special Assessment RB Refunding Series 2019 A-1 (AGM) (AA/NR)
4,705,000	3.000	05/01/2033	5,086,278
5,295,000	3.000	05/01/2037	5,707,731
Tolomato Community Development District Special Assessment RB Refunding Series 2019 A-2 (NR/NR)
565,000	3.500	05/01/2024	581,078
765,000	3.850	05/01/2029	831,249
Tolomato Community Development District Special Assessment Refunding Bonds Series 2019 B (AGM) (AA/NR)
2,025,000	3.000	05/01/2033	2,189,099
4,925,000	3.000	05/01/2040	5,267,926
Tolomato Community Development District Special Assessment Refunding Bonds Series 2019 C (NR/NR)(f)
2,020,000	3.450	05/01/2024	2,077,417
2,975,000	3.750	05/01/2029	3,226,235
Toscana Isles Community Development District Special Assessment RB Series 2018 (NR/NR)
815,000	4.375	11/01/2023	838,624
2,005,000	5.000	11/01/2029	2,211,570
100,000	5.375	11/01/2039	115,649
Touchstone Community Development District Special Assessment Bonds Series 2018 (NR/NR)(f)
505,000	4.250	06/15/2028	547,287
Touchstone Community Development District Special Assessment Bonds Series 2019 (NR/NR)
320,000	3.125	12/15/2025	330,111
735,000	3.625	12/15/2031	792,462
450,000	4.000	12/15/2040	481,749
Town of Davie RB Refunding for Nova Southeastern University, Inc. Series 2018 (A-/Baa1)
750,000	5.000	04/01/2030	906,272
650,000	5.000	04/01/2031	779,668
550,000	5.000	04/01/2033	654,068
5,000,000	5.000	04/01/2048	5,753,077
Town of Palm Beach GO Bonds for Underground Utility Project Series 2018 (AAA/Aaa)
2,000,000	4.000	07/01/2043	2,293,693
7,000,000	4.000	07/01/2047	7,979,969

Municipal Bonds – (continued)
Florida – (continued)
Towne Park Community Development District Special Assessment Area 3B Project Series 2019 (NR/NR)
135,000	3.500	05/01/2024	137,166
360,000	4.000	05/01/2030	382,307
595,000	4.375	05/01/2039	641,084
Towne Park Community Development District Special Assessment Area 3D Project Series 2020 (NR/NR)(f)
415,000	3.125	05/01/2030	417,105
475,000	3.625	05/01/2040	477,917
Trevesta Community Development District Special Assessment Area 1 Phase 2 Project Series 2018 (NR/NR)(f)
275,000	4.375	11/01/2024	283,807
500,000	5.250	11/01/2039	557,512
Trevesta Community Development District Special Assessment Area 2 Project Series 2020 (NR/NR)(f)
465,000	2.500	05/01/2025	469,460
235,000	3.250	05/01/2030	240,413
Triple Creek Community Development District Special Assessment for Villages N&P Projects Series 2021 (NR/NR)
200,000	2.500	11/01/2026	200,115
200,000	3.000	11/01/2031	199,278
Triple Creek Community Development District Special Assessment Series 2019 A (NR/NR)
310,000	3.875	05/01/2024	316,876
490,000	4.125	05/01/2029	522,706
Triple Creek Community Development District Special Assessment Series 2019 B (NR/NR)
1,220,000	4.875	05/01/2032	1,365,175
TSR Community Development District Special Assessment Bonds for Northwest Assessment Area Series 2017 (NR/NR)(f)
3,955,000	4.625	11/01/2038	4,233,299
TSR Community Development District Special Assessment Bonds for Northwest Assessment Area Series 2018 (NR/NR)
205,000	4.000	11/01/2024	211,390
495,000	4.500	11/01/2029	539,807
TSR Community Development District Special Assessment RB for 2016 Project Series 2016 (NR/NR)
2,000,000	4.750	11/01/2047	2,129,379
TSR Community Development District Special Assessment RB for Downtown Neighborhood Assessment Area Series 2019 (NR/NR)
405,000	3.000	11/01/2024	412,207
700,000	3.375	11/01/2030	728,118
100,000	4.000	11/01/2050	103,168
TSR Community Development District Special Assessment RB for Village 1 Project Series 2015 (NR/NR)
530,000	4.375	11/01/2025	553,949
Turnbull Creek Community Development District Senior Special Assessment Refunding Bonds Series 2015 A-1 (A/NR)
1,000,000	4.250	05/01/2031	1,098,285
Two Creeks Community Development District RB Refunding for Capital Improvement Senior Lien Series 2016 A-1 (A/NR)
350,000	2.125	05/01/2022	354,526
360,000	2.250	05/01/2023	372,183
365,000	2.500	05/01/2024	384,105
375,000	2.625	05/01/2025	400,739

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Two Creeks Community Development District RB Refunding for Capital Improvement Senior Lien Series 2016 A-1 (A/NR) – (continued)
$390,000	3.000%	05/01/2026	$428,624
400,000	3.125	05/01/2027	439,307
415,000	3.250	05/01/2028	453,140
Two Creeks Community Development District RB Refunding for Capital Improvement Subordinate Lien Series 2016 A-2 (NR/NR)
230,000	4.200	05/01/2026	238,446
Two Lakes Community Development District Special Assessment Expansion Area Series 2019 (NR/NR)
405,000	3.000	12/15/2024	413,874
1,000,000	3.375	12/15/2030	1,046,757
Two Lakes Community Development District Special Assessment Series 2017 (NR/NR)(f)
1,370,000	5.000	12/15/2032	1,624,862
2,000,000	5.000	12/15/2037	2,363,746
4,470,000	5.000	12/15/2047	5,192,684
University Park Recreation District Special Assessment Series 2019 (BAM) (AA/NR)
300,000	2.500	05/01/2027	320,659
310,000	2.500	05/01/2028	331,842
315,000	2.625	05/01/2029	339,870
1,060,000	3.000	05/01/2034	1,153,207
2,130,000	3.125	05/01/2038	2,309,416
1,725,000	3.250	05/01/2040	1,877,031
V-Dana Community Development District Special Assessment for Assessment Area One Series 2020 (NR/NR)(f)
450,000	3.000	05/01/2025	457,817
525,000	3.500	05/01/2031	544,328
875,000	4.000	05/01/2040	919,441
Ventana Community Development District Special Assessment RB Series 2018 (NR/NR)(f)
410,000	4.000	05/01/2024	419,147
1,000,000	4.625	05/01/2029	1,069,256
1,000,000	5.000	05/01/2038	1,101,381
Veranda Community Development District II Special Assessment Area 1 Gardens East Project Series 2018 A (NR/NR)
265,000	4.000	11/01/2024	273,761
395,000	4.500	11/01/2029	433,993
Veranda Community Development District II Special Assessment Area 1 Preserve West Project Series 2018 A (NR/NR)
240,000	4.000	11/01/2024	247,954
375,000	4.500	11/01/2029	412,075
Veranda Community Development District II Special Assessment Refunding for Veranda Estates Project Series 2021 (NR/NR)(f)
140,000	2.500	05/01/2026	140,364
175,000	3.100	05/01/2031	175,874
Veranda Community Development District II Special Assessment Refunding for Veranda Oaks Project Series 2021 (NR/NR)(f)
250,000	2.500	05/01/2026	250,653
285,000	3.100	05/01/2031	286,422
Verandah East Community Development District Special Assessment Refunding & Improvement RB Series 2016 (NR/NR)
1,560,000	3.750	05/01/2026	1,612,404
1,000,000	4.250	05/01/2037	1,044,020

Municipal Bonds – (continued)
Florida – (continued)
Verano #1 Community Development District Senior Special Assessment Refunding for Community Infrastructure Project Series 2017 A-1 (BBB/NR)(f)
345,000	3.250	05/01/2024	368,615
355,000	3.500	05/01/2025	387,288
370,000	3.625	05/01/2026	410,688
Verano #1 Community Development District Special Assessment Bonds for District #1 Project Series 2015 (NR/NR)
445,000	4.750	11/01/2025	465,753
Verano No. 2 Community Development District Special Assessment Bonds for POD C Project Series 2020 (NR/NR)
250,000	3.250	05/01/2031	255,979
235,000	4.000	05/01/2040	246,391
Verano No. 2 Community Development District Special Assessment Bonds for POD D Project Series 2020 (NR/NR)
250,000	2.875	05/01/2025	253,202
250,000	3.250	05/01/2031	255,970
1,050,000	4.000	05/01/2040	1,100,889
Verano No. 2 Community Development District Special Assessment Bonds for POD E Project Series 2020 (NR/NR)
190,000	2.875	05/01/2025	192,452
250,000	3.250	05/01/2031	255,974
815,000	4.000	05/01/2040	854,499
Verona Walk Community Development District Special Assessment Senior Lien RB Refunding for Capital Improvement Series 2013 A-1 (A/NR)
495,000	4.250	05/01/2030	525,192
Viera East Community Development District Special Assessment Bonds Series 2020 (AGM) (AA/NR)
380,000	2.000	05/01/2027	382,250
385,000	2.000	05/01/2028	381,774
395,000	2.000	05/01/2029	385,760
150,000	2.125	05/01/2030	145,597
Villa Portofino East Community Development District Special Assessment Refunding Series 2019 (NR/NR)
415,000	3.125	05/01/2025	424,872
500,000	3.500	05/01/2030	526,035
930,000	3.750	05/01/2037	977,697
Village Community Development District No. 12 Special Assessment RB Series 2018 (NR/NR)(f)
975,000	3.250	05/01/2023	994,623
970,000	3.800	05/01/2028	1,058,998
1,940,000	4.000	05/01/2033	2,155,439
Village Community Development District No. 13 Special Assessment RB Series 2019 (NR/NR)
1,445,000	2.625	05/01/2024	1,470,450
1,250,000	3.000	05/01/2029	1,319,469
1,500,000	3.375	05/01/2034	1,599,620
3,960,000	3.550	05/01/2039	4,202,708
Village Community Development District No. 13 Special Assessment RB Series 2020 (NR/NR)(f)
2,305,000	1.875	05/01/2025	2,336,406
2,950,000	2.625	05/01/2030	3,044,394
3,400,000	3.000	05/01/2035	3,509,535
Village Community Development District No. 6 Special Assessment RB Refunding Series 2017 (A-/NR)
330,000	4.000	05/01/2026	370,610

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Village Community Development District No. 6 Special Assessment RB Refunding Series 2017 (A-/NR) – (continued)
$330,000	4.000%	05/01/2027	$374,299
335,000	4.000	05/01/2028	394,104
350,000	4.000	05/01/2029	408,578
Village Community Development District No. 6 Special Assessment RB Refunding Series 2017 (BAM) (AA/NR)
1,860,000	3.500	05/01/2032	2,033,745
2,180,000	4.000	05/01/2037	2,369,347
Villamar Community Development District Special Assessment Bonds Series 2019 (NR/NR)
155,000	3.750	05/01/2024	158,071
225,000	4.000	05/01/2029	238,651
Villamar Community Development District Special Assessment Bonds Series 2020 (NR/NR)
265,000	2.625	05/01/2025	267,479
245,000	3.200	05/01/2030	249,546
Vizcaya In Kendall Community Development District Special Assessment Bonds Series 2016 (BBB-/NR)
220,000	2.750	11/01/2024	231,923
225,000	3.000	11/01/2025	240,862
230,000	3.200	11/01/2026	248,722
1,400,000	4.125	11/01/2046	1,501,032
Waterford Landing Community Development District Capital Improvement RB Series 2014 (NR/NR)
725,000	5.500	05/01/2034	774,281
925,000	5.750	05/01/2044	992,070
Waters Edge Community Development District Capital Improvement RB Refunding Senior Lien Series 2015 A-1 (BBB+/NR)
2,150,000	4.000	05/01/2031	2,330,565
Waterset Central Community Development District Special Assessment Bonds Series 2018 (NR/NR)(f)
500,000	5.125	11/01/2038	541,720
Waterset North Community Development District Special Assessment RB Series 2014 (NR/NR)
2,360,000	5.500	11/01/2045	2,514,673
Wesbridge Community Development District Special Assessment Series 2019 (NR/NR)
240,000	3.250	11/01/2024	245,688
375,000	3.625	11/01/2029	398,094
1,000,000	4.000	11/01/2039	1,056,755
West Port Community Development District Special Assessment Area Two Series 2020 (NR/NR)(f)
615,000	2.750	05/01/2026	616,821
415,000	3.250	05/01/2031	416,465
515,000	3.625	05/01/2041	516,719
West Port Community Development District Special Assessment Bonds Series 2020 (NR/NR)(f)
365,000	2.650	05/01/2025	370,692
630,000	3.000	05/01/2031	645,069
1,725,000	4.000	05/01/2040	1,811,578
1,595,000	4.000	05/01/2051	1,650,099
West Villages Improvement District Unit of Development No. 3 Special Assessment Refunding Bonds Series 2017 (NR/NR)
2,575,000	5.000	05/01/2032	2,852,315
1,955,000	4.500	05/01/2034	2,091,694
3,395,000	5.000	05/01/2037	3,696,836

Municipal Bonds – (continued)
Florida – (continued)
West Villages Improvement District Unit of Development No. 7 Master Infrastructure Special Assessment RB Series 2019 (NR/NR)
500,000	4.000	05/01/2024	513,773
750,000	4.250	05/01/2029	811,145
West Villages Improvement District Unit of Development No. 7 Special Assessment RB Series 2021 (NR/NR)(f)(h)
250,000	2.500	05/01/2026	249,998
West Villages Improvement District Unit of Development No. 8 Special Assessment RB Series 2021 (NR/NR)(f)(h)
435,000	2.500	05/01/2026	434,996
Westside Community Development District Solara Phase 2 Assessment Area Special Assessment RB Series 2019 (NR/NR)
240,000	3.625	05/01/2024	245,267
355,000	3.900	05/01/2029	379,377
Westside Community Development District Special Assessment RB Refunding Series 2019 (NR/NR)(f)
475,000	3.500	05/01/2024	483,077
810,000	3.750	05/01/2029	854,773
Wildblue Community Development District Special Assessment Bonds Series 2019 (NR/NR)(f)
490,000	3.500	06/15/2024	501,499
1,285,000	3.750	06/15/2030	1,379,385
3,350,000	4.250	06/15/2039	3,643,153
Willows Community Development District Special Assessment RB Series 2019 (NR/NR)
250,000	3.875	05/01/2024	256,290
500,000	4.370	05/01/2029	543,811
Winding Cypress Community Development District Phase 3 Assessment Area Special Assessment Bonds Series 2019 (NR/NR)
200,000	4.250	11/01/2029	215,828
680,000	4.875	11/01/2039	745,277
Windward Community Development District Special Assessment Series 2020 A-1 (NR/NR)
160,000	3.000	05/01/2025	162,217
230,000	3.650	05/01/2030	237,113
Wiregrass Community Development District Capital Improvement RB Series 2016 (NR/NR)
135,000	4.875	05/01/2036	143,493
250,000	5.000	05/01/2047	264,712
Wiregrass II Community Development District Special Assessment Series 2020 (NR/NR)
1,135,000	2.500	05/01/2025	1,144,268
640,000	3.125	05/01/2030	652,944
Wynnfield Lakes Community Development District Special Assessment Refunding Bonds Series 2014 (BBB+/NR)
1,450,000	4.500	05/01/2036	1,547,907

			987,115,353

Georgia – 1.7%
Atlanta Airport RB Refunding Series 2012 C (A+/Aa3)
1,250,000	5.000	01/01/2027	1,293,830
Bartow County Development Authority RB for Georgia Power Co. Series 2013 (A-/Baa1)(b)(c)
5,250,000	1.550	08/19/2022	5,335,434

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Georgia – (continued)
Burke County Development Authority Pollution Control RB for Georgia Power Company Plant Vogtle Project Fifth Series 1994 (A-/Baa1)(b)(c)
$3,000,000	2.150%	06/13/2024	$3,137,898
Burke County Development Authority Pollution Control RB for Georgia Power Company Plant Vogtle Project First Series 2008 (A-/Baa1)(b)(c)
3,500,000	1.650	06/18/2021	3,509,493
Burke County Development Authority Pollution Control RB for Georgia Power Company Plant Vogtle Project Fourth Series 1994 (A-/Baa1)(b)(c)
1,600,000	2.250	05/25/2023	1,659,401
Burke County Development Authority Pollution Control RB for Georgia Power Company Plant Vogtle Project Second Series 2008 (A-/NR)(b)(c)
2,500,000	2.925	03/12/2024	2,664,844
Burke County Development Authority Pollution Control RB for Oglethorpe Power Corp. Vogtle Series 2017 F (A-/Baa1)(b)(c)
9,475,000	3.000	02/01/2023	9,881,167
Burke County Development Authority Pollution Control RB Refunding for Georgia Power Co. Series 2012 (A-/Baa1)(b)(c)
5,100,000	1.550	08/19/2022	5,182,993
City of Atlanta RB for Water & Wastewater Series 2018 B (AA-/Aa2)
4,750,000	3.500	11/01/2043	5,221,756
County of Fulton RB Refunding for Water & Sewerage Series 2013 A (AA/Aa2)
7,585,000	4.000	01/01/2035	8,014,787
Fayette County Hospital Authority RB Refunding for Piedmont Healthcare, Inc. Obligated Group Series 2019 A (AA-/A1)(b)(c)
1,050,000	5.000	07/01/2024	1,177,487
Gainesville & Hall County Development Authority RB Refunding for Riverside Military Academy Series 2017 (BB/NR)
545,000	5.000	03/01/2027	559,219
George L Smith II Congress Center Authority RB for Signia Hotel Management LLC Series 2021 (BBB-/NR)(h)
1,215,000	2.375	01/01/2031	1,233,858
1,320,000	4.000	01/01/2036	1,509,602
Glynn-Brunswick Memorial Hospital Authority RB Refunding for Southeast Georgia Health System Obligated Group Series 2020 (BBB+/Baa1)
775,000	4.000	08/01/2035	883,667
500,000	4.000	08/01/2036	567,975
750,000	4.000	08/01/2037	847,599
745,000	4.000	08/01/2038	839,374
Main Street Natural Gas, Inc. Gas Supply RB Series 2018 A (NR/Aa2)(b)(c)
14,250,000	4.000	09/01/2023	15,387,555
Main Street Natural Gas, Inc. Gas Supply RB Series 2019 A (A-/A3)
2,500,000	5.000	05/15/2025	2,915,145
3,000,000	5.000	05/15/2026	3,591,814
3,000,000	5.000	05/15/2027	3,671,442
2,455,000	5.000	05/15/2028	3,061,826
2,800,000	5.000	05/15/2029	3,542,269
4,875,000	5.000	05/15/2049	7,054,394

Municipal Bonds – (continued)
Georgia – (continued)
Main Street Natural Gas, Inc. Gas Supply RB Series 2019 B (NR/Aa1)(b)(c)
14,050,000	4.000	12/02/2024	15,636,747
Milledgeville & Baldwin County Development Authority Student Housing RB Refunding for Georgia College & State University Foundation Property V, LLC Project Series 2007 (AMBAC) (A+/WR)(e)
5,200,000	(3 Mo. LIBOR + 0.65%), 0.809	10/01/2033	5,055,674
Municipal Electric Authority RB Georgia Plant Vogtle Units 3 & 4 Project Series 2019 A (A/Baa1)
2,210,000	5.000	01/01/2023	2,381,148
4,155,000	5.000	01/01/2024	4,653,438
4,360,000	5.000	01/01/2025	5,047,134
4,575,000	5.000	01/01/2026	5,420,174
4,805,000	5.000	01/01/2027	5,839,998
5,040,000	5.000	01/01/2028	6,259,882
5,295,000	5.000	01/01/2029	6,612,678
1,080,000	5.000	01/01/2034	1,317,032
Municipal Electric Authority RB Refunding Series 2019 A (A-/A2)
830,000	5.000	01/01/2024	930,776
900,000	5.000	01/01/2025	1,042,201
Rockdale County Development Authority RB Refunding for Pratt Paper LLC Project Series 2018 (AMT) (NR/NR)(f)
1,275,000	4.000	01/01/2038	1,400,365
Savannah Economic Development Authority Pollution Control RB Refunding for International Paper Company Series 2019 B (BBB/Baa2)
1,925,000	1.900	08/01/2024	1,994,920
Savannah Economic Development Authority RB Refunding for International Paper Co. Series 2019 A (BBB/Baa2)(b)(c)
400,000	2.000	10/01/2024	416,623

			156,753,619

Guam – 0.4%
Guam Department of Education COPS Refunding for John F. Kennedy High School & Energy Efficiency Project Series 2020 A (B+/Ba2)
875,000	3.625	02/01/2025	906,692
2,045,000	4.250	02/01/2030	2,150,640
Guam Government Business Privilege Tax RB Refunding Series 2015 D (BB/NR)
3,000,000	5.000	11/15/2022	3,197,479
Guam Government Business Privilege Tax RB Series 2012 B-1 (BB/NR)
2,980,000	5.000	01/01/2029	3,069,598
Guam Government GO Bonds Series 2019 (AMT) (BB-/Ba1)
2,530,000	5.000	11/15/2031	2,795,930
Guam Government Limited Obligation RB Section 30 Series 2016 A (BB/NR)
2,755,000	5.000	12/01/2025	3,178,844
2,255,000	5.000	12/01/2026	2,644,710
2,000,000	5.000	12/01/2027	2,332,888
Guam Power Authority RB Refunding Series 2012 A (AGM) (AA/A2)
1,500,000	5.000	10/01/2024	1,597,834
2,790,000	5.000	10/01/2030	2,953,301

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Guam – (continued)
Guam Power Authority RB Series 2014 A (AGM) (AA/A2)
$325,000	5.000%	10/01/2039	$360,468
250,000	5.000	10/01/2044	276,155
Guam Waterworks Authority RB for Water & Wastewater System Series 2013 (A-/Baa2)(g)
1,450,000	5.500	07/01/2023	1,615,690
Guam Waterworks Authority RB for Water & Wastewater System Series 2016 (A-/Baa2)
1,030,000	5.000	01/01/2046	1,154,199
Guam Waterworks Authority RB for Water & Wastewater System Series 2020 A (A-/Baa2)
3,975,000	5.000	01/01/2050	4,777,429
Guam Waterworks Authority RB Refunding for Water & Wastewater System Series 2017 (A-/Baa2)
350,000	5.000	07/01/2025	405,265
560,000	5.000	07/01/2026	662,931
350,000	5.000	07/01/2027	422,502
370,000	5.000	07/01/2028	442,942
725,000	5.000	07/01/2029	861,316
700,000	5.000	07/01/2030	826,609
700,000	5.000	07/01/2031	823,537
700,000	5.000	07/01/2032	821,009
Port Authority of Guam Private Activity RB Series 2018 B (AMT) (A/Baa2)
400,000	5.000	07/01/2029	481,086
600,000	5.000	07/01/2031	716,773
250,000	5.000	07/01/2033	296,035
225,000	5.000	07/01/2034	265,638
425,000	5.000	07/01/2036	499,183
Territory of Guam Hotel Occupancy Tax RB Refunding Series 2021 A (NR/Ba1)
300,000	5.000	11/01/2027	363,343
450,000	5.000	11/01/2028	552,786
450,000	5.000	11/01/2029	559,019
375,000	5.000	11/01/2030	470,906

			42,482,737

Hawaii – 0.5%
City & County Honolulu RB for Wastewater System Series 2018 A (AA/Aa2)
3,000,000	4.000	07/01/2042	3,438,957
City & County Honolulu RB for Wastewater System Series 2019 A (AA/Aa2)
500,000	5.000	07/01/2021	505,838
430,000	5.000	07/01/2022	455,858
200,000	5.000	07/01/2023	221,409
City & County Honolulu RB Refunding for Wastewater System Series 2019 B (AA/Aa2)
680,000	5.000	07/01/2021	687,939
Hawaii State Department of Budget & Finance RB Refunding for Hawaiian Electric Co., Inc. Series 2017 B (AMT) (A-/Baa2)
5,025,000	4.000	03/01/2037	5,513,253
Hawaii State Department of Budget & Finance RB Refunding for Hawaiian Electric Co., Inc. Series 2019 (A-/Baa2)
9,055,000	3.200	07/01/2039	9,667,694

Municipal Bonds – (continued)
Hawaii – (continued)
Kauai County Community Facilities District No. 2008-1 Special Tax RB for Kukui’ula Development Series 2019 (NR/NR)
30,000	4.000	05/15/2026	33,480
75,000	5.000	05/15/2029	91,454
35,000	5.000	05/15/2030	42,330
150,000	5.000	05/15/2031	180,054
180,000	5.000	05/15/2032	214,612
60,000	3.000	05/15/2033	61,523
100,000	3.000	05/15/2034	102,170
150,000	3.000	05/15/2035	152,707
670,000	3.250	05/15/2039	685,852
575,000	5.000	05/15/2044	662,150
State of Hawaii Airports System RB Refunding Series 2018 D (A+/A1)
20,865,000	5.000	07/01/2034	26,895,753

			49,613,033

Idaho – 0.0%
Nez Perce County PCRB Refunding for Potlatch Corp. Project Series 2016 (BBB-/Baa3)
2,000,000	2.750	10/01/2024	2,067,402

Illinois – 12.1%
Berwyn Municipal Securitization Corp. RB Refunding Series 2019 (AGM-CR) (AA/NR)
7,200,000	5.000	01/01/2035	8,954,419
Carol Stream Park District GO Refunding Bonds Series 2016 (BAM) (AA/A1)
6,155,000	5.000	01/01/2037	7,276,393
Champaign County Community Unit School District No. 4 Champaign GO Bonds Series 2020 A (AA/NR)
300,000	5.000	01/01/2029	379,213
175,000	5.000	01/01/2030	220,224
665,000	5.000	01/01/2031	833,167
1,875,000	5.000	01/01/2032	2,342,214
765,000	5.000	01/01/2033	951,335
1,115,000	5.000	01/01/2034	1,381,352
Champaign County Community Unit School District No. 4 Champaign GO Bonds Series 2020 A (AA/NR)(d)
350,000	0.000	01/01/2026	332,919
165,000	0.000	01/01/2027	153,835
240,000	0.000	01/01/2028	218,403
Chicago Board of Education GO Bonds for Build America Bonds Series 2009 E (BB-/Ba3)
555,000	5.382	12/01/2023	598,414
2,250,000	5.482	12/01/2024	2,470,476
Chicago Illinois Board of Education Dedicated Capital Improvement Series 2016 (A-/NR)
3,550,000	6.000	04/01/2046	4,237,140
Chicago Illinois Board of Education Dedicated Capital Improvement Series 2017 (A-/NR)
760,000	5.000	04/01/2034	881,446
575,000	5.000	04/01/2035	665,743
525,000	5.000	04/01/2036	606,410
490,000	5.000	04/01/2037	564,068

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1998 B-1 (NATL-RE) (BB-/Baa2)(d)
$2,225,000	0.000%	12/01/2026	$2,023,634
1,125,000	0.000	12/01/2027	992,403
3,055,000	0.000	12/01/2029	2,510,379
2,660,000	0.000	12/01/2030	2,108,584
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1999 A (NATL-RE) (BB-/Baa2)(d)
965,000	0.000	12/01/2027	851,261
1,040,000	0.000	12/01/2028	885,950
460,000	0.000	12/01/2030	364,642
Chicago Illinois Board of Education GO Bonds Capital Appreciation Series 2009 C (BBB+/Ba1)(d)
670,000	0.000	01/01/2031	502,469
Chicago Illinois Board of Education GO Bonds Series 2015 C (BB-/NR)
2,500,000	6.000	12/01/2035	2,833,328
Chicago Illinois Board of Education GO Refunding Bonds Capital Appreciation for School Reform Series 1999 A (NATL-RE) (BB-/Baa2)(d)
4,705,000	0.000	12/01/2031	3,598,485
Chicago Illinois Board of Education GO Refunding Bonds for School Reform Series 1999 A (NATL-RE) (BB-/Baa2)
4,725,000	5.500	12/01/2026	5,548,890
Chicago Illinois Board of Education GO Refunding Bonds Series 1999 A (NATL-RE) (BB-/Baa2)(d)
3,485,000	0.000	12/01/2023	3,390,486
Chicago Illinois Board of Education GO Refunding Bonds Series 2005 A (AMBAC) (BB-/Ba3)
2,500,000	5.500	12/01/2026	3,070,024
6,330,000	5.500	12/01/2027	7,958,471
3,000,000	5.500	12/01/2028	3,841,011
2,115,000	5.500	12/01/2029	2,749,143
Chicago Illinois Board of Education Unlimited Tax GO Bonds for Dedicated Alternate Revenues Series 2015 C (BB-/NR)
1,020,000	5.250	12/01/2039	1,121,377
Chicago Illinois Board of Education Unlimited Tax GO Bonds for Dedicated Revenues Series 2012 A (BB-/Ba3)
5,225,000	5.000	12/01/2042	5,416,392
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2009 E (BB-/Ba3)
5,625,000	6.038	12/01/2029	6,445,677
2,500,000	6.138	12/01/2039	2,855,254
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2016 A (BB-/NR)
5,160,000	7.000	12/01/2044	6,187,762
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2016 B (BB-/NR)
7,125,000	6.500	12/01/2046	8,569,178
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2018 A (AGM) (AA/NR)
1,825,000	5.000	12/01/2025	2,151,619
2,190,000	5.000	12/01/2026	2,645,771

Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2018 A (AGM) (AA/NR) – (continued)
2,375,000	5.000	12/01/2027	2,927,838
7,445,000	5.000	12/01/2028	9,344,146
700,000	5.000	12/01/2030	863,423
1,800,000	5.000	12/01/2031	2,211,310
1,000,000	5.000	12/01/2032	1,223,986
2,000,000	5.000	12/01/2033	2,439,269
600,000	5.000	12/01/2034	727,538
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2018 C (AGM) (AA/NR)
5,000,000	5.000	12/01/2027	6,178,221
5,230,000	5.000	12/01/2028	6,581,371
5,500,000	5.000	12/01/2029	6,891,123
4,690,000	5.000	12/01/2030	5,822,913
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2019 A (BB-/NR)
2,500,000	4.000	12/01/2027	2,836,703
4,000,000	5.000	12/01/2028	4,850,597
5,000,000	5.000	12/01/2029	6,134,828
5,000,000	5.000	12/01/2030	6,122,424
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2019 A (BB-/NR)(d)
2,000,000	0.000	12/01/2025	1,849,233
2,000,000	0.000	12/01/2026	1,788,670
300,000	0.000	12/01/2027	259,120
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2019 B (BB-/NR)
125,000	5.000	12/01/2021	128,760
750,000	5.000	12/01/2022	801,538
1,200,000	5.000	12/01/2023	1,323,400
1,250,000	5.000	12/01/2024	1,414,824
1,200,000	5.000	12/01/2025	1,388,424
1,000,000	5.000	12/01/2026	1,176,688
1,000,000	5.000	12/01/2027	1,197,048
1,000,000	5.000	12/01/2028	1,212,649
1,000,000	5.000	12/01/2029	1,226,966
1,000,000	5.000	12/01/2030	1,224,485
1,000,000	5.000	12/01/2031	1,219,134
1,000,000	5.000	12/01/2032	1,214,251
1,000,000	5.000	12/01/2033	1,209,545
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds Series 2018 C (BB-/NR)
8,620,000	5.000	12/01/2025	9,973,512
Chicago Illinois Capital Appreciation GO Bonds for City Colleges Project Series 1999 (AGM-CR) (NATL-RE) (AA/A2)(d)
1,465,000	0.000	01/01/2030	1,213,006
Chicago Illinois Capital Appreciation GO Bonds for City Colleges Project Series 1999 (NATL-RE) (BBB+/Baa2)(d)
1,050,000	0.000	01/01/2028	911,253
Chicago Illinois Capital Appreciation Refunding & Project Series 2009 C (BBB+/Ba1)(d)
750,000	0.000	01/01/2032	540,901

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois GO Bonds Project and Refunding RMKT 06/08/15 Series 2005 D (BBB+/Ba1)
$330,000	5.500%	01/01/2037	$368,349
3,020,000	5.500	01/01/2040	3,358,312
Chicago Illinois GO Bonds Project Refunding Series 2014 A (BBB+/Ba1)
1,500,000	5.250	01/01/2033	1,628,585
630,000	5.000	01/01/2034	678,896
11,590,000	5.000	01/01/2036	12,464,068
Chicago Illinois GO Bonds Project Series 2011 A (BBB+/Ba1)
650,000	5.000	01/01/2040	651,124
Chicago Illinois GO Bonds Project Series 2012 A (BBB+/Ba1)
2,905,000	5.000	01/01/2034	2,968,020
Chicago Illinois GO Bonds Series 2010 B (BBB+/Ba1)
1,130,000	7.517	01/01/2040	1,501,869
Chicago Illinois GO Bonds Series 2015 A (BBB+/NR)
1,320,000	5.500	01/01/2039	1,469,425
Chicago Illinois GO Bonds Series 2015 B (BBB+/NR)
13,893,000	7.375	01/01/2033	17,434,481
Chicago Illinois GO Bonds Series 2019 (BBB+/NR)
3,760,000	5.000	01/01/2028	4,513,262
4,890,000	5.000	01/01/2029	5,953,566
2,720,000	5.000	01/01/2031	3,272,972
Chicago Illinois GO Bonds Series 2019 A (BBB+/NR)
3,000,000	5.500	01/01/2049	3,583,463
Chicago Illinois GO Refunding Bonds Series 2012 B (BBB+/Ba1)
2,385,000	5.432	01/01/2042	2,574,798
Chicago Illinois GO Refunding Bonds Series 2015 C (BBB+/NR)
2,575,000	5.000	01/01/2024	2,831,389
4,435,000	5.000	01/01/2025	5,009,846
5,600,000	5.000	01/01/2038	6,258,398
Chicago Illinois Midway Airport RB Refunding Second Lien Series 2013 A (AMT) (A-/A3)
4,235,000	5.500	01/01/2029	4,600,223
Chicago Illinois O’Hare International Airport RB General Airport Senior Lien Series 2018 B (A/NR)
7,040,000	5.000	01/01/2039	8,565,966
8,355,000	5.000	01/01/2048	9,995,136
Chicago Illinois O’Hare International Airport RB Refunding General Airport Senior Lien Series 2015 A (AMT) (A/NR)
2,605,000	5.000	01/01/2023	2,815,749
4,760,000	5.000	01/01/2024	5,328,247
Chicago Illinois O’Hare International Airport RB Refunding General Airport Senior Lien Series 2016 C (A/NR)
9,105,000	5.000	01/01/2037	10,608,917
Chicago Illinois O’Hare International Airport RB Refunding General Airport Senior Lien Series 2016 D (A/NR)
8,045,000	5.250	01/01/2035	9,641,570
Chicago Illinois Sales Tax Refunding Series 2002 (ETM) (WD/NR)(g)
1,105,000	5.000	01/01/2025	1,290,297
Chicago Illinois Second Lien RB Refunding for Wastewater Transmission RMKT 10/19/15 Series 2008 C (A/NR)
2,000,000	5.000	01/01/2035	2,299,999
2,000,000	5.000	01/01/2039	2,287,291

Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois Wastewater Transmission RB Second Lien Series 2014 (A/Baa3)
4,425,000	5.000	01/01/2044	4,916,129
Chicago Illinois Wastewater Transmission RB Second Lien Series 2017 A (AGM) (AA/NR)
475,000	5.250	01/01/2042	578,566
1,330,000	4.000	01/01/2052	1,424,480
Chicago Illinois Water RB Refunding for Second Lien Project Series 2017-2 (AGM) (AA/NR)
2,200,000	5.000	11/01/2033	2,723,882
Chicago Illinois Water RB Refunding Second Lien Project RMKT 05/23/16 Series 2000 (A/Baa2)
1,560,000	5.000	11/01/2028	1,902,653
1,780,000	5.000	11/01/2029	2,157,299
1,000,000	5.000	11/01/2030	1,206,347
Chicago Illinois Water RB Refunding Second Lien Project RMKT 05/23/16 Series 2004 (A/NR)
1,645,000	5.000	11/01/2026	1,966,804
Chicago Illinois Water RB Refunding Second Lien Project Series 2012 (A/Baa2)
15,475,000	5.000	11/01/2042	16,414,656
City of Belleville Sales Tax Revenue Tax Allocation Refunding for Carlyle and Green Mount Redevelopement Project Series 2021 B (NR/NR)(h)
875,000	3.250	07/01/2029	873,404
City of Chicago GO Refunding Bonds Series 2020 A (BBB+/NR)
2,745,000	5.000	01/01/2025	3,100,795
3,430,000	5.000	01/01/2027	4,046,629
10,115,000	5.000	01/01/2028	12,141,393
8,480,000	5.000	01/01/2029	10,324,385
9,315,000	5.000	01/01/2030	11,477,907
430,000	5.000	01/01/2031	525,997
City of Chicago Taxable GO Unlimited Bonds Series 2012 B (AGM-CR) (AA/A2)
265,000	5.432	01/01/2042	316,032
City of Chicago Taxable GO Unlimited Bonds Series 2014 B (AGM-CR) (AA/A2)
5,650,000	6.314	01/01/2044	7,422,961
City of Peoria GO Refunding Bonds Series 2019 (AGM) (AA/A2)
880,000	5.000	01/01/2029	1,080,695
1,470,000	5.000	01/01/2031	1,869,608
Cook County Community School District No. 97 Oak Park GO Bonds Series 2020 (NR/Aa2)
155,000	4.000	01/01/2025	174,332
195,000	4.000	01/01/2026	223,972
115,000	4.000	01/01/2027	134,652
200,000	4.000	01/01/2028	237,653
200,000	4.000	01/01/2029	239,349
145,000	4.000	01/01/2030	172,117
Cook County High School District No. 209 Proviso Township GO Bonds Limited Tax School Series 2018 B (AGM) (AA/NR)
10,350,000	5.500	12/01/2036	13,540,940
Cook County School District No. 95 GO Refunding Bonds for Brookfield-Lagrange Park Project Series 2017 A (NR/Aa2)
840,000	4.000	12/01/2023	916,335

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
County of Cook Sales Tax RB Refunding Series 2021 A (AA-/NR)
$600,000	5.000%	11/15/2029	$779,374
1,595,000	5.000	11/15/2030	2,105,028
2,055,000	5.000	11/15/2031	2,703,004
1,165,000	5.000	11/15/2032	1,525,492
1,025,000	5.000	11/15/2036	1,320,574
1,445,000	5.000	11/15/2037	1,852,516
2,080,000	5.000	11/15/2038	2,656,231
2,655,000	4.000	11/15/2039	3,105,824
2,435,000	4.000	11/15/2040	2,840,238
3,540,000	4.000	11/15/2041	4,115,824
County of Will Illinois GO Bonds Series 2019 (AA+/Aa1)
1,500,000	4.000	11/15/2047	1,746,138
DeKalb Kane & LaSalle Counties Etc. Community College District No. 523 Kishwaukee GO Refunding Bonds Series 2020 (AA-/NR)
500,000	2.163	02/01/2026	514,856
Illinois Finance Authority RB for Columbia College Chicago Series 2019 (BBB+/NR)
605,000	5.000	12/01/2034	722,974
775,000	5.000	12/01/2039	910,689
1,000,000	5.000	12/01/2044	1,160,253
Illinois Finance Authority RB for Cook County School District No. 73 East Prairie Series 2018 (BAM) (AA/A1)
2,325,000	4.000	12/01/2036	2,623,860
1,420,000	4.000	12/01/2037	1,598,577
4,230,000	4.000	12/01/2042	4,711,072
Illinois Finance Authority RB for Cook County School District No. 95 Brookfield Series 2018 (NR/Aa2)
500,000	4.000	12/01/2038	559,925
400,000	4.000	12/01/2040	446,125
1,085,000	4.000	12/01/2042	1,204,841
Illinois Finance Authority RB for DuPage County Community High School District No. 99 Downers Grove Series 2020 A (AA+/NR)
815,000	4.000	12/15/2031	996,513
1,300,000	4.000	12/15/2032	1,561,536
3,740,000	4.000	12/15/2033	4,440,694
1,700,000	4.000	12/15/2034	2,012,723
1,395,000	4.000	12/15/2035	1,642,658
2,750,000	3.000	12/15/2036	2,988,082
2,000,000	3.000	12/15/2037	2,166,237
Illinois Finance Authority RB for Northwestern Memorial Healthcare Obligation Group Series 2017 A (AA+/Aa2)
19,555,000	4.000	07/15/2047	21,917,330
Illinois Finance Authority RB for Roosevelt University Series 2019 A (NR/NR)(f)
5,600,000	6.125	04/01/2049	6,635,401
Illinois Finance Authority RB Refunding for Edward Elmhurst Healthcare Obligation Group Series 2018 A (A/NR)
4,000,000	4.250	01/01/2044	4,460,027
Illinois Finance Authority RB Refunding for Franciscan Communities Project Series 2017 A (BBB-/NR)
1,425,000	4.000	05/15/2027	1,514,160

Municipal Bonds – (continued)
Illinois – (continued)
Illinois Finance Authority RB Refunding for Illinois Institute of Technology Series 2019 (NR/Baa3)
750,000	5.000	09/01/2026	898,728
500,000	5.000	09/01/2027	612,655
500,000	5.000	09/01/2028	624,204
1,600,000	5.000	09/01/2030	2,014,765
1,000,000	5.000	09/01/2031	1,251,222
1,000,000	5.000	09/01/2032	1,244,155
1,035,000	5.000	09/01/2033	1,281,341
1,150,000	5.000	09/01/2034	1,416,687
Illinois Finance Authority RB Refunding for Illinois Wesleyan University Series 2016 (A-/Baa2)
3,000,000	5.000	09/01/2046	3,391,909
Illinois Finance Authority RB Refunding for Plymouth Place Obligated Group Series 2021 A (BB+/NR)(h)
375,000	5.000	05/15/2041	428,160
Illinois Finance Authority RB Refunding for University of Chicago Series 2018 A (AA-/Aa2)
2,100,000	5.000	10/01/2041	2,536,224
Illinois Finance Authority RB Refunding for University of Chicago Series 2021 A (AA-/Aa2)(h)
1,380,000	5.000	10/01/2037	1,945,017
1,700,000	5.000	10/01/2038	2,413,877
Illinois Sales Tax Securitization Corp. RB Refunding Second Lien Series 2020 A (AA-/NR)
5,275,000	5.000	01/01/2027	6,372,082
3,350,000	5.000	01/01/2028	4,129,158
3,515,000	5.000	01/01/2029	4,403,039
2,195,000	5.000	01/01/2030	2,790,739
11,130,000	5.000	01/01/2036	13,776,398
5,290,000	4.000	01/01/2038	6,030,838
Illinois Sales Tax Securitization Corp. RB Refunding Series 2018 A (BAM) (AA/NR)
5,300,000	5.000	01/01/2038	6,287,601
Illinois Sales Tax Securitization Corp. RB Refunding Series 2018 C (AA-/NR)
10,685,000	5.000	01/01/2026	12,604,596
8,170,000	5.000	01/01/2027	9,869,178
15,355,000	5.000	01/01/2028	18,926,335
11,790,000	5.000	01/01/2029	14,768,656
Illinois Sports Facilities Authority Refunding Bonds Series 2014 (AGM) (AA/NR)
4,160,000	5.000	06/15/2027	4,653,781
Illinois State GO Bonds for Build America Bonds Series 2010-5 (BBB-/Baa3)
1,780,000	7.350	07/01/2035	2,210,277
Illinois State GO Bonds Pension Funding Series 2003 (BBB-/Baa3)
39,035,000	5.100	06/01/2033	43,948,066
Illinois State GO Bonds Series 2013 (BBB-/Baa3)
5,000,000	5.500	07/01/2024	5,491,968
4,000,000	5.500	07/01/2025	4,384,255
3,165,000	5.500	07/01/2027	3,449,532
5,500,000	5.250	07/01/2028	5,942,406
9,490,000	5.500	07/01/2038	10,155,090

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
Illinois State GO Bonds Series 2016 (BBB-/Baa3)
$4,415,000	5.000%		11/01/2021	$4,527,001
Illinois State GO Bonds Series 2017 A (BBB-/Baa3)
375,000	4.500		12/01/2041	412,258
Illinois State GO Bonds Series 2017 C (BBB-/Baa3)
26,930,000	5.000		11/01/2029	31,448,453
Illinois State GO Bonds Series 2017 D (BBB-/Baa3)
25,805,000	5.000		11/01/2021	26,457,036
53,565,000	5.000		11/01/2024	60,540,695
27,000,000	5.000		11/01/2025	31,225,260
9,450,000	5.000		11/01/2026	11,128,639
24,005,000	5.000		11/01/2028	28,321,934
Illinois State GO Bonds Series 2018 A (BBB-/Baa3)
16,380,000	5.000		05/01/2031	19,346,429
1,760,000	5.000		05/01/2042	2,018,991
1,760,000	5.000		05/01/2043	2,015,736
Illinois State GO Bonds Series 2019 A (BBB-/Baa3)
8,000,000	5.000		11/01/2024	9,083,690
Illinois State GO Bonds Series 2019 C (BBB-/Baa3)
9,175,000	4.000		11/01/2042	9,914,272
Illinois State GO Bonds Series 2020 (BBB-/Baa3)
1,525,000	5.500		05/01/2039	1,876,177
4,100,000	5.750		05/01/2045	5,100,175
Illinois State GO Refunding Bonds Series 2012 (BBB-/Baa3)
8,355,000	5.000		08/01/2021	8,475,214
Illinois State GO Refunding Bonds Series 2016 (AGM) (AA/A2)
3,960,000	4.000		02/01/2030	4,428,461
1,185,000	4.000		02/01/2031	1,318,250
Illinois State GO Refunding Bonds Series 2018 B (BBB-/Baa3)
2,340,000	5.000		10/01/2031	2,782,612
Illinois State Sales Tax RB Junior Obligation Series 2016 A (BBB/NR)
1,605,000	5.000		06/15/2022	1,679,779
Illinois State Sales Tax RB Refunding Junior Obligation Series 2016 C (BBB/NR)
675,000	4.000		06/15/2021	679,047
2,875,000	5.000		06/15/2022	3,008,950
Illinois State Sales Tax RB Refunding Junior Obligation Series 2016 D (BBB/NR)
3,185,000	4.000		06/15/2021	3,204,097
Illinois State Toll Highway Authority RB Refunding Senior Series 2019 B (AA-/A1)
2,745,000	5.000		01/01/2025	3,195,305
Illinois State Toll Highway Authority RB Refunding Senior Series 2019 C (AA-/A1)
14,015,000	5.000		01/01/2026	16,805,531
Kane County School District No. 131 Aurora East Side GO Refunding Bonds Series 2020 B (AGM) (AA/A1)
360,000	5.000		12/01/2025	424,609
410,000	5.000		12/01/2026	496,076
405,000	4.000		12/01/2028	484,918
Metropolitan Pier & Exposition Authority RB Capital Appreciation for McCormick Place Expansion Series 2002 A (NATL-RE) (BBB/Baa2)(d)
5,600,000	0.000		12/15/2032	4,197,297

Municipal Bonds – (continued)
Illinois – (continued)
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2002 A (NATL-RE) (BBB/Baa2)(d)
2,690,000	0.000		12/15/2031	2,089,895
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2002 A (NATL-RE) (BBB/NR)
1,555,000	5.700		06/15/2024	1,636,550
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2002 A (NATL-RE) (NR/NR)(g)
460,000	5.700		06/15/2022	494,118
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2012 B (ST APPROP) (BBB/NR)
5,390,000	5.000		12/15/2028	5,624,191
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2017 B (BBB/NR)
2,000,000	5.000		12/15/2028	2,413,764
300,000	5.000		12/15/2032	358,589
600,000	5.000		12/15/2033	714,944
500,000	5.000		12/15/2034	594,913
1,260,000	0.000	(a)	12/15/2037	1,027,922
3,500,000	0.000	(a)	12/15/2042	2,849,342
3,850,000	0.000	(a)	12/15/2047	3,090,745
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2020 A (BBB/NR)
11,975,000	4.000		06/15/2050	13,281,587
1,160,000	5.000		06/15/2050	1,379,351
Railsplitter Tobacco Settlement Authority Tobacco Settlement RB Series 2010 (WD/NR)(g)
1,125,000	6.000		06/01/2021	1,135,302
Regional Transportation Authority Illinois GO Refunding Bonds Series 2017 A (AA/NR)
4,430,000	5.000		07/01/2029	5,535,606
Southwestern Illinois Development Authority RB Capital Appreciation for Local Government Program Series 2007 (AGM) (AA/NR)(d)
6,055,000	0.000		12/01/2025	5,668,819
Springfield Illinois Senior Lien Electric RB Refunding Series 2015 (AGM) (AA/A2)
4,000,000	3.500		03/01/2030	4,272,129
State of Illinois GO Bonds Series 2010-1 (BBB-/Baa3)
1,100,000	6.630		02/01/2035	1,317,111
State of Illinois GO Bonds Series 2012 A (BBB-/Baa3)
300,000	5.000		01/01/2034	306,803
State of Illinois GO Bonds Series 2014 (BBB-/Baa3)
570,000	5.000		02/01/2024	634,180
State of Illinois GO Bonds Series 2016 (BBB-/Baa3)
2,820,000	4.000		06/01/2032	3,058,891
State of Illinois GO Bonds Series 2017 A (BBB-/Baa3)
3,455,000	5.000		12/01/2027	4,147,756
875,000	4.250		12/01/2040	948,484
State of Illinois GO Bonds Series 2017 D (BBB-/Baa3)
925,000	3.250		11/01/2026	1,012,254

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
State of Illinois GO Refunding Bonds Series 2016 (BBB-/Baa3)
$3,800,000	5.000%	02/01/2028	$4,461,610
State of Illinois GO Refunding Bonds Series 2018 A (BBB-/Baa3)
500,000	5.000	10/01/2028	606,900
State of Illinois GO Unlimited Bonds Series 2017 A (BBB-/Baa3)
1,500,000	4.000	12/01/2033	1,651,323
5,000,000	4.250	12/01/2037	5,462,705
State of Illinois GO Unlimited Refunding Bonds Series 2018 B (BBB-/Baa3)
5,100,000	5.000	10/01/2027	6,113,069
State of Illinois RB Refunding Series 2016 C (BAM) (AA/NR)
5,580,000	4.000	06/15/2028	6,141,010
Upper Illinois River Valley Development Authority RB Refunding for Prairie Crossing Charter School Series 2020 (NR/NR)(f)
375,000	4.000	01/01/2031	386,823
335,000	5.000	01/01/2045	349,388
Village of Hillside Illinois Tax Increment RB Refunding Series 2018 (NR/NR)
750,000	5.000	01/01/2024	776,386
2,690,000	5.000	01/01/2030	2,853,463
Village of Morton Grove Tax Increment Senior Lien RB for Sawmill Station Redevelopment Project Series 2019 (NR/NR)
1,000,000	4.250	01/01/2029	1,012,358
Village of Romeoville GO Refunding Bonds Series 2019 (AA/Aa2)
3,055,000	5.000	12/30/2027	3,818,853
3,235,000	5.000	12/30/2028	4,103,423
Village of Romeoville RB Refunding for Lewis University Series 2018 B (BBB/NR)
210,000	4.125	10/01/2041	218,537
420,000	4.125	10/01/2046	434,934
Will County Community High School District No. 210 Lincoln-Way GO Refunding Bonds Series 2020 (AGM) (AA/Baa1)
650,000	4.000	01/01/2034	734,921

			1,131,290,204

Indiana – 0.5%
City of Mishawaka RB for Sewerage Works Series 2018 (AGM) (AA/NR)
1,845,000	2.000	09/01/2038	1,712,135
City of Whiting Environmental Facilities RB for BP Products North America, Inc. Project Series 2015 (AMT) (A-/A2)(b)(c)
3,000,000	5.000	11/01/2022	3,214,093
City of Whiting Environmental Facilities RB Refunding for BP Products North America, Inc. Project Series 2019 A (AMT) (A-/A2)(b)(c)
11,500,000	5.000	06/05/2026	13,959,227
Indiana Finance Authority Educational Facilities RB for Marian University, Inc. Series 2019 A (BBB/NR)
540,000	5.000	09/15/2034	644,662
680,000	5.000	09/15/2039	799,635
445,000	4.000	09/15/2044	477,425
Indiana Finance Authority RB for Goshen Health Obligated Group Series 2019 B (A-/NR)(b)(c)
2,300,000	2.100	11/01/2026	2,415,134

Municipal Bonds – (continued)
Indiana – (continued)
Indiana Finance Authority RB for KIPP Indianapolis, Inc. Series 2020 A (NR/Ba1)
185,000	4.000	07/01/2030	201,474
300,000	5.000	07/01/2040	336,279
Indiana Finance Authority RB for WVB East End Partners LLC Series 2013 A (BBB+/NR)
5,000,000	5.250	01/01/2051	5,415,053
Indiana Finance Authority RB Ohio Valley Electric Corp. Series 2010 A (BBB-/Ba1)
2,930,000	3.000	11/01/2030	3,035,145
Indiana Finance Authority RB Ohio Valley Electric Corp. Series 2012 B (BBB-/Ba1)
2,110,000	3.000	11/01/2030	2,185,719
Indiana Finance Authority RB Ohio Valley Electric Corp. Series 2012 C (BBB-/Ba1)
2,350,000	3.000	11/01/2030	2,434,331
Indiana Finance Authority RB Refunding for Parkview Health System Obligation Group Series 2018 C (AA-/Aa3)(b)
3,815,000	(SIFMA Municipal Swap Index Yield + 0.55%), 0.620	11/01/2023	3,828,378
Indianapolis Local Public Improvement Bond Bank RB Refunding Series 2019 D (AMT) (A/A1)
2,275,000	5.000	01/01/2029	2,861,102
Purdue University RB Series 2007 A (AAA/Aaa)
3,035,000	5.250	07/01/2029	3,929,561

			47,449,353

Iowa – 0.1%
City of Davenport GO Corporate Bonds Series 2019 IA (AA/Aa3)
1,060,000	4.000	06/01/2031	1,229,181
Coralville Iowa COPS Series 2016 E (BB/NR)
500,000	4.000	06/01/2021	500,124
Iowa Finance Authority Midwestern Disaster Area Iowa Fertilizer Company Project RB Refunding Series 2019 (BB-/NR)
1,555,000	3.125	12/01/2022	1,584,088
Iowa Finance Authority RB for Lifespace Communities, Inc. Obligated Group Series 2019 A-1 (BBB/NR)
1,700,000	4.000	05/15/2055	1,828,124
2,300,000	5.000	05/15/2055	2,633,023
Iowa Finance Authority RB for Lifespace Communities, Inc. Obligated Group Series 2019 A-2 (BBB/NR)
1,750,000	2.875	05/15/2049	1,767,332

			9,541,872

Kansas – 0.0%
City of Wichita Health Care Facilities RB for Presbyterian Manors Obligated Group Series III-2019 (NR/NR)
450,000	4.000	05/15/2021	450,283
1,300,000	4.000	05/15/2023	1,312,814
1,015,000	4.000	05/15/2024	1,027,415
1,060,000	5.000	05/15/2025	1,114,544
1,165,000	5.000	05/15/2027	1,241,209

			5,146,265

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Kentucky – 1.6%
Kentucky Asset Liability Commission General Fund RB Refunding for Floating Rate Project Notes Series 2007 A (NATL-RE) (A-/A1)(e)
$8,480,000	(3 Mo. LIBOR + 0.53%), 0.667%	11/01/2027	$8,346,828
Kentucky Bond Development Corp. RB Refunding for Transylvania University Series 2021 A (A-/NR)
180,000	4.000	03/01/2046	200,066
110,000	4.000	03/01/2049	121,869
Kentucky Economic Development Finance Authority Hospital RB Refunding for Owensboro Medical Health System, Inc. Series 2017 A (AGM) (AA/A2)
1,200,000	4.000	06/01/2037	1,333,569
400,000	4.000	06/01/2045	436,706
Kentucky Economic Development Finance Authority Hospital RB Refunding for Owensboro Medical Health System, Inc. Series 2017 B (AGM) (AA/A2)
1,030,000	4.000	06/01/2037	1,144,647
Kentucky Economic Development Finance Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-1 (BBB+/Baa1)
855,000	5.000	08/01/2035	1,066,423
855,000	5.000	08/01/2036	1,061,381
Kentucky Public Energy Authority Gas Supply RB Series 2018 B (NR/A2)(b)(c)
25,000,000	4.000	01/01/2025	27,660,460
Kentucky Public Energy Authority Gas Supply RB Series 2019 A-1 (A/A1)(b)(c)
22,955,000	4.000	06/01/2025	25,852,628
Kentucky Public Energy Authority RB Series 2020 A (NR/A2)(b)(c)
10,800,000	4.000	06/01/2026	12,364,541
Kentucky State Property & Building Commission RB Refunding Project No. 112 Series 2016 B (ST APPROP) (A-/A1)
8,145,000	5.000	11/01/2025	9,684,824
Louisville & Jefferson County Metropolitan Government Health System RB for Norton Healthcare, Inc. Series 2016 A (A/NR)
2,000,000	4.000	10/01/2034	2,214,983
Louisville & Jefferson County Metropolitan Government PCRB for Louisville Gas & Electric Company Project Series 2001 B (AMT) (A/A1)(b)(c)
3,080,000	2.550	05/03/2021	3,085,405
Louisville & Jefferson County Metropolitan Government RB for Norton Healthcare Obligated Group Series 2020 A (A/NR)
1,500,000	4.000	10/01/2039	1,704,160
1,100,000	4.000	10/01/2040	1,246,587
Louisville & Jefferson County Metropolitan Government RB for Norton Healthcare Obligated Group Series 2020 C (A/NR)(b)(c)
8,500,000	5.000	10/01/2026	10,355,220
Louisville & Jefferson County Metropolitan Government RB Refunding for Louisville Gas & Electric Co. Series 2003 A (NR/A1)
17,250,000	2.000	10/01/2033	17,109,999
Louisville & Jefferson County Metropolitan Sewer District RB for Kentucky Sewer & Drainage System Series 2011 A (AA/Aa3)
2,295,000	5.000	05/15/2030	2,362,286

Municipal Bonds – (continued)
Kentucky – (continued)
Louisville & Jefferson County Metropolitan Sewer District RB Refunding for Kentucky Sewer & Drainage System Series 2018 A (AA/Aa3)
10,000,000	4.000	05/15/2038	11,525,796
University of Kentucky General Receipts Refunding Bonds Series 2015 A (AA/Aa2)
3,260,000	4.000	04/01/2026	3,682,073
University of Louisville RB Series 2020 A (AGM) (AA/A1)
1,080,000	5.000	09/01/2025	1,280,264
1,135,000	5.000	09/01/2026	1,385,090
1,195,000	5.000	09/01/2027	1,495,051
1,255,000	5.000	09/01/2028	1,603,999

			148,324,855

Louisiana – 1.5%
Calcasieu Parish Memorial Hospital Service District RB for Southwest Louisiana Healthcare System Obligated Group Series 2019 (BB+/NR)
770,000	4.000	12/01/2021	778,399
815,000	4.000	12/01/2022	836,855
1,135,000	4.000	12/01/2023	1,179,102
1,150,000	4.000	12/01/2024	1,205,038
1,385,000	5.000	12/01/2025	1,521,487
1,455,000	5.000	12/01/2026	1,617,731
1,530,000	5.000	12/01/2027	1,715,945
1,605,000	5.000	12/01/2028	1,810,746
1,000,000	5.000	12/01/2029	1,132,573
City of New Orleans Sewerage Service RB Series 2020 B (A/NR)
1,325,000	5.000	06/01/2045	1,630,143
City of New Orleans Sewerage Service RB Series 2020 B (AGM) (AA/NR)
275,000	4.000	06/01/2035	323,803
310,000	4.000	06/01/2036	363,669
285,000	4.000	06/01/2037	333,122
310,000	4.000	06/01/2038	361,250
355,000	4.000	06/01/2039	412,472
310,000	4.000	06/01/2040	359,311
Lakeshore Villages Master Community Development District Special Assessment Series 2019 (NR/NR)(f)
1,200,000	3.625	06/01/2024	1,227,327
2,540,000	3.750	06/01/2030	2,677,734
5,070,000	4.375	06/01/2048	5,402,476
Louisiana Local Government Environmental Facilities & Community Development Authority RB Refunding for City of Shreveport Series 2008 (BBB+/NR)(f)
7,800,000	5.000	04/01/2035	8,773,418
Louisiana Local Government Environmental Facilities & Community Development Authority RB Refunding for Ragin Cajun Facilities, Inc. Series 2017 (AGM) (AA/NR)
1,230,000	5.000	10/01/2026	1,493,311
2,750,000	5.000	10/01/2027	3,417,719
Louisiana Local Government Environmental Facilities & Community Development Authority RB Refunding for Westlake Chemical Corp. Projects Series 2017 (BBB-/Baa2)
14,185,000	3.500	11/01/2032	15,617,770

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Louisiana – (continued)
Louisiana Local Government Environmental Facilities & Community Development Authority Subordinate Lien RB for East Baton Rouge Sewerage Commission Projects Series 2014 A (A+/A1)(g)
$6,250,000	4.375%	02/01/2024	$6,961,446
Louisiana Local Government Environmental Facilities and Community Development Authority RB Refunding for Ragin’ Cajun Facilities, Inc. – Student Housing & Parking Project Series 2017 (AGM) (AA/NR)
900,000	2.750	10/01/2023	943,916
670,000	5.000	10/01/2023	744,184
Louisiana Public Facilities Authority RB for Louisiana Children’s Medical Center Obligated Series 2020 A (A+/NR)
1,295,000	4.000	06/01/2050	1,457,528
Louisiana Public Facilities Authority RB for Louisiana Children’s Medical Center Obligated Series 2020 A (AGM) (AA/NR)
3,530,000	3.000	06/01/2050	3,670,537
Louisiana Public Facilities Authority RB for Louisiana State University & Agricultural & Mechanical College Auxiliary Greenhouse Phase III Project Series 2019 A (A/A3)
900,000	4.000	07/01/2044	1,000,637
900,000	4.000	07/01/2049	995,690
Louisiana Public Facilities Authority RB Refunding for Energy LLC Project Series 2016 A (A/A2)
6,600,000	3.375	09/01/2028	6,600,000
Louisiana Public Facilities Authority RB Refunding for Energy LLC Project Series 2016 B (A/A2)
1,625,000	3.500	06/01/2030	1,633,436
Louisiana Public Facilities Authority RB Refunding for Ochsner Clinic Foundation Project Series 2017 (A/A3)
3,695,000	4.000	05/15/2042	4,086,880
3,000,000	5.000	05/15/2046	3,495,846
New Orleans Aviation Board GARB Series 2015 B (AMT) (A-/A2)
3,750,000	5.000	01/01/2034	4,263,526
New Orleans Aviation Board General Airport RB for North Terminal Project Series 2017 B (AMT) (A-/A2)
1,000,000	5.000	01/01/2048	1,151,649
Parish of St. John the Baptist RB Refunding for Marathon Oil Corp. Series 2017 A-1 (BBB-/Baa3)(b)(c)
11,300,000	2.000	04/01/2023	11,524,217
Parish of St. John the Baptist RB Refunding for Marathon Oil Corp. Series 2017 A-2 (BBB-/Baa3)(b)(c)
15,505,000	2.100	07/01/2024	15,931,907
Parish of St. John the Baptist RB Refunding for Marathon Oil Corp. Series 2017 A-3 (BBB-/Baa3)(b)(c)
21,235,000	2.200	07/01/2026	21,905,064
Port of New Orleans Board of Commissioners RB Refunding Series 2013 B (A/A2)(g)
500,000	5.000	04/01/2023	544,890

			141,102,754

Maine – 0.4%
City of Portland General Airport RB Refunding Green Bonds Series 2019 (BBB+/Baa1)
505,000	3.000	01/01/2025	543,128
800,000	3.000	01/01/2026	870,043

Municipal Bonds – (continued)
Maine – (continued)
City of Portland General Airport RB Refunding Green Bonds Series 2019 (BBB+/Baa1) – (continued)
800,000	3.000	01/01/2027	876,610
300,000	5.000	01/01/2028	368,258
225,000	5.000	01/01/2029	280,914
270,000	5.000	01/01/2030	340,774
370,000	5.000	01/01/2031	464,094
810,000	5.000	01/01/2032	1,011,521
890,000	5.000	01/01/2033	1,103,624
620,000	5.000	01/01/2034	765,775
Finance Authority of Maine RB Refunding for Supplemental Education Loan Series 2019 A-1 (AMT) (AGM) (AA/A2)
305,000	5.000	12/01/2021	314,325
400,000	5.000	12/01/2022	429,722
500,000	5.000	12/01/2023	556,632
500,000	5.000	12/01/2024	572,039
450,000	5.000	12/01/2025	526,291
1,530,000	5.000	12/01/2026	1,818,895
1,500,000	5.000	12/01/2027	1,811,983
1,000,000	5.000	12/01/2028	1,209,060
Maine Health & Higher Educational Facilities Authority RB for Maine Medical Center Series 2020 A (A+/A1)
4,655,000	4.000	07/01/2045	5,314,706
2,355,000	4.000	07/01/2050	2,673,603
Maine Turnpike Authority RB Refunding Series 2015 (AA-/Aa3)
1,575,000	5.000	07/01/2026	1,863,121
State of Maine GO Bonds Series 2018 D (AA/Aa2)
9,765,000	5.000	06/01/2024	11,187,110

			34,902,228

Maryland – 0.7%
Baltimore Maryland Special Obligation Refunding for Baltimore Research Park Project Series 2017 A (NR/NR)
425,000	4.000	09/01/2027	453,363
650,000	4.500	09/01/2033	692,426
City of Annapolis GO Refunding Bonds for Public Improvements Series 2015 B (AA+/Aa2)
1,725,000	4.000	08/01/2027	2,065,902
City of Baltimore Tax Allocation Refunding for Harbor Point Special Taxing District Project Series 2019 A (NR/NR)(f)
100,000	2.600	06/01/2021	100,098
100,000	2.650	06/01/2022	100,738
150,000	2.700	06/01/2023	151,980
100,000	2.750	06/01/2024	101,850
160,000	3.000	06/01/2024	161,822
125,000	2.800	06/01/2025	128,011
135,000	2.850	06/01/2026	138,986
175,000	2.950	06/01/2027	180,880
190,000	3.050	06/01/2028	195,295
200,000	3.150	06/01/2029	206,544
300,000	3.375	06/01/2029	303,106
200,000	3.200	06/01/2030	206,090
200,000	3.250	06/01/2031	206,293
250,000	3.300	06/01/2032	256,104
270,000	3.350	06/01/2033	276,786

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Maryland – (continued)
City of Brunswick Special Tax Refunding for Brunswick Crossing Special Taxing District Series 2019 (NR/NR)
$880,000	3.000%	07/01/2024	$906,762
950,000	4.000	07/01/2029	1,094,402
County of Baltimore RB Refunding for Oak Crest Village, Inc. Series 2020 (A/NR)
440,000	4.000	01/01/2038	490,366
525,000	4.000	01/01/2039	583,911
570,000	4.000	01/01/2040	632,260
County of Baltimore RB Refunding for Riderwood Village Obligated Group Series 2020 (A/NR)
615,000	4.000	01/01/2032	693,613
530,000	4.000	01/01/2033	596,314
600,000	4.000	01/01/2034	672,136
540,000	4.000	01/01/2035	602,821
595,000	4.000	01/01/2036	663,078
660,000	4.000	01/01/2037	733,690
615,000	4.000	01/01/2038	682,220
880,000	4.000	01/01/2039	973,708
880,000	4.000	01/01/2040	971,598
County of Montgomery Public Improvement GO Bonds Series 2013 A (AAA/Aaa)(g)
13,475,000	4.000	11/01/2023	14,795,371
Frederick County Maryland Special Tax for Lake Linganore Village Community Development Series 2001 A (ASSURED GTY) (AA/NR)
555,000	5.700	07/01/2029	557,117
Frederick County Maryland Tax Allocation Refunding for Oakdale-Lake Linganore Development District Series 2019 B (NR/NR)
1,410,000	3.750	07/01/2039	1,458,483
Frederick County Urbana Community Development Authority Special Tax Refunding Series 2020 B (NR/NR)
300,000	4.000	07/01/2040	331,158
Maryland Economic Development Corp. RB for Ports America Chesapeake LLC Project Series 2019 A (AMT) (NR/Baa3)
1,000,000	5.000	06/01/2044	1,109,649
Maryland Economic Development Corp. RB Refunding for Potomac Electric Power Co. Project Series 2019 (A-/Baa1)
6,620,000	1.700	09/01/2022	6,739,555
Maryland Health & Higher Educational Facilities Authority RB Refunding for Frederick Health, Inc. Obligated Group Series 2020 (A-/Baa1)
800,000	3.250	07/01/2039	850,312
350,000	4.000	07/01/2040	400,020
750,000	4.000	07/01/2045	845,633
Maryland Health & Higher Educational Facilities Authority RB Refunding for St. John’s College Series 2020 (BBB/NR)
305,000	4.000	10/01/2026	342,397
425,000	4.000	10/01/2027	481,152
440,000	4.000	10/01/2028	498,855
355,000	4.000	10/01/2029	403,621
475,000	4.000	10/01/2030	542,682
795,000	3.000	10/01/2034	813,048
475,000	4.000	10/01/2040	527,835

Municipal Bonds – (continued)
Maryland – (continued)
State of Maryland Department of Transportation RB Series 2015 (AAA/Aa1)
15,780,000	4.000	02/01/2030	16,693,910

			63,613,951

Massachusetts – 1.3%
City of Cambridge GO Refunding Bonds Series 2021 (AAA/Aaa)
7,090,000	5.000	02/15/2028	9,106,384
7,295,000	5.000	02/15/2029	9,577,449
7,290,000	5.000	02/15/2030	9,744,023
Commonwealth of Massachusetts GO Bonds Series 2014 A (AA/NR)(g)
7,265,000	5.000	12/01/2021	7,498,714
Massachusetts Development Finance Agency RB for Harvard University Series 2016 A (AAA/Aaa)
5,000,000	5.000	07/15/2036	7,092,569
Massachusetts Development Finance Agency RB for Linden Ponds, Inc. Series 2018 (BB/NR)(f)
1,185,000	4.000	11/15/2023	1,219,318
1,200,000	5.000	11/15/2028	1,350,128
Massachusetts Development Finance Agency RB for Wellesley College Series 2012 J (AA+/Aa1)
7,000,000	5.000	07/01/2042	7,348,862
Massachusetts Development Finance Agency RB Refunding for Carleton-Willard Homes, Inc. Series 2019 (A-/NR)
225,000	4.000	12/01/2042	239,075
245,000	5.000	12/01/2042	276,252
Massachusetts Development Finance Agency RB Refunding for Milford Regional Medical Center Obligated Group Series 2020 G (BB+/NR)(f)
125,000	5.000	07/15/2021	126,272
115,000	5.000	07/15/2022	120,312
125,000	5.000	07/15/2024	138,377
125,000	5.000	07/15/2025	141,591
Massachusetts Development Finance Agency RB Refunding for Wellforce Obligated Group Series 2020 C (AGM) (AA/NR)
350,000	5.000	10/01/2026	423,468
495,000	5.000	10/01/2027	612,742
500,000	5.000	10/01/2028	631,072
425,000	5.000	10/01/2029	545,459
325,000	5.000	10/01/2030	423,970
450,000	5.000	10/01/2031	580,413
400,000	5.000	10/01/2032	513,240
500,000	5.000	10/01/2033	638,284
450,000	5.000	10/01/2034	572,535
Massachusetts Development Finance Agency Wellforce Obligation Group RB Refunding Series 2019 A (BBB+/NR)
825,000	5.000	07/01/2038	1,006,454
1,850,000	5.000	07/01/2039	2,251,409
Massachusetts School Building Authority RB Series 2018 B (AA/Aa3)
10,735,000	4.000	02/15/2039	11,523,886
Massachusetts School Building Authority RB Taxable Refunding Series 2019 B (AA/Aa3)
2,195,000	2.078	10/15/2023	2,284,691

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Massachusetts – (continued)
Massachusetts State GO Bonds Consolidated Loan Series 2007 A (NATL-RE) (AA/Aa1)(e)
$1,970,000	(3 Mo. LIBOR + 0.57%), 0.707%	05/01/2037	$1,935,215
Massachusetts State GO Bonds Consolidated Loan Series 2012 A (BHAC-CR) (FGIC) (AA+/Aa1)(e)
1,735,000	(3 Mo. LIBOR + 0.57%), 0.707	05/01/2037	1,704,365
Massachusetts State GO Bonds Consolidated Loan Series 2018 D (AA/Aa1)
4,030,000	4.000	05/01/2039	4,686,344
Massachusetts State GO Bonds Series 2017 F (AA/Aa1)
8,665,000	5.000	11/01/2043	10,748,517
Massachusetts Transportation Trust Fund Metropolitan Highway System Senior RB Refunding Series 2019 A (A+/A2)
8,500,000	5.000	01/01/2026	10,214,436
10,000,000	5.000	01/01/2027	12,341,906
Massachusetts Transportation Trust Fund Metropolitan Highway System Subordinate RB Series 2019 A (AA/Aa2)(b)(c)
5,525,000	5.000	01/01/2023	5,982,074

			123,599,806

Michigan – 2.5%
City of Detroit Financial Recovery GO Bonds Series 2014 B-1 (NR/NR)(c)
25,718,183	4.000	04/01/2034	23,887,866
City of Detroit Financial Recovery GO Bonds Series 2014 B-2 (NR/NR)(c)
331,114	4.000	04/01/2034	307,549
City of Detroit GO Bonds Series 2020 (BB-/Ba3)
235,000	5.000	04/01/2022	243,713
245,000	5.000	04/01/2023	262,974
265,000	5.000	04/01/2024	292,581
275,000	5.000	04/01/2025	311,260
290,000	5.000	04/01/2026	335,096
615,000	5.000	04/01/2027	724,146
645,000	5.000	04/01/2028	769,826
455,000	5.000	04/01/2029	549,756
710,000	5.000	04/01/2030	866,650
City of Detroit GO Bonds Series 2020 (BB-/WR)
685,000	5.000	04/01/2021	685,000
City of Detroit GO Bonds Series 2021 A (BB-/Ba3)
915,000	5.000	04/01/2030	1,116,881
675,000	5.000	04/01/2032	829,320
915,000	5.000	04/01/2034	1,116,921
1,580,000	5.000	04/01/2036	1,914,813
1,175,000	5.000	04/01/2038	1,415,152
1,000,000	5.000	04/01/2039	1,200,552
City of Detroit GO Bonds Series 2021 B (BB-/Ba3)
745,000	1.817	04/01/2022	744,832
365,000	2.017	04/01/2023	364,908
400,000	2.189	04/01/2024	398,953
500,000	2.511	04/01/2025	498,511
675,000	2.711	04/01/2026	668,803
City of Grand Rapids RB Refunding for Sanitary Sewerage System Series 2020 (AA/Aa2)
1,000,000	5.000	01/01/2045	1,249,757

Municipal Bonds – (continued)
Michigan – (continued)
Detroit Downtown Development Authority RB Refunding for Catalyst Development Project Series 2018 A (AGM) (AA/NR)
1,075,000	5.000	07/01/2026	1,215,850
1,130,000	5.000	07/01/2027	1,277,669
1,000,000	5.000	07/01/2028	1,130,337
1,000,000	5.000	07/01/2029	1,129,994
3,435,000	5.000	07/01/2033	3,876,827
3,330,000	5.000	07/01/2036	3,753,767
11,575,000	5.000	07/01/2048	12,984,911
Ecorse Public School District GO Refunding Bonds Series 2019 (Q-SBLF) (NR/Aa1)
6,200,000	2.192	05/01/2026	6,479,162
15,160,000	2.302	05/01/2027	15,850,399
Great Lakes Water Authority Sewage Disposal System RB Refunding for Second Lien Series 2016 C (A+/A2)
3,000,000	5.000	07/01/2035	3,588,342
Great Lakes Water Authority Water Supply System Refunding Senior Lien RB Series 2016C (AA-/A1)
8,300,000	5.250	07/01/2033	10,170,431
17,775,000	5.250	07/01/2034	21,780,651
Michigan Finance Authority Hospital RB for Henry Ford Health System Obligated Group Series 2019 A (A/A2)
1,850,000	5.000	11/15/2048	2,270,988
3,700,000	4.000	11/15/2050	4,148,628
Michigan Finance Authority Hospital RB for McLaren Health Care Corp. Obligated Group Series 2019 A (AA-/A1)
8,250,000	4.000	02/15/2047	9,321,401
17,000,000	4.000	02/15/2050	19,149,533
Michigan Finance Authority Local Government Loan Program RB for Detroit Financial Recovery Income Tax Revenue and Refunding Local Project Bonds Series 2014 F (BB+/NR)
1,000,000	3.875	10/01/2023	1,032,808
Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Sewage Disposal System Local Project Senior Lien Series 2014 D-4 (AA-/A1)
1,000,000	5.000	07/01/2034	1,136,873
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewer Series 2014 D-1 (NATL-RE) (A+/A2)
650,000	5.000	07/01/2036	736,281
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Sewage Disposal System Local Project Senior Lien Series 2014 C-3 (AGM) (AA/A1)
325,000	5.000	07/01/2032	370,045
250,000	5.000	07/01/2033	284,477
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Sewage Disposal System Second Lien Series 2015 C (A+/A2)
1,945,000	5.000	07/01/2033	2,279,408
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Local Project Senior Lien Series 2014 D- 1 (AGM) (AA/A1)
400,000	5.000	07/01/2035	454,197

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Michigan – (continued)
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Series 2015 D-1 (AA-/A1)
$1,000,000	5.000%	07/01/2029	$1,176,502
Michigan Finance Authority RB Refunding for Hanley International Academy, Inc. Series 2021 (BB/NR)
1,240,000	3.500	09/01/2030	1,239,971
Michigan Finance Authority RB Refunding for Kettering University Series 2020 (A-/NR)
450,000	4.000	09/01/2045	492,597
475,000	4.000	09/01/2050	517,182
Michigan Finance Authority RB Refunding for McLaren Health Care Corp Obligated Group Series 2015 B (AA-/A1)
1,215,000	5.000	05/15/2034	1,405,032
Michigan Finance Authority RB Senior Lien Series 2014 C-1 (NR/NR)(g)
1,000,000	5.000	07/01/2022	1,060,522
Michigan Finance Authority RB Senior Lien Series 2014 C-2 (AMT) (NR/NR)(g)
5,015,000	5.000	07/01/2022	5,312,045
Michigan Finance Authority Tobacco Settlement RB Refunding Series 2020 B-1 Class 2 (BBB-/NR)
1,270,000	5.000	06/01/2049	1,533,535
Michigan Finance Authority Tobacco Settlement RB Refunding Series 2020 B-2 Class 2 (NR/NR)(d)
92,350,000	0.000	06/01/2065	11,538,588
Michigan Strategic Fund Limited Obligation RB for I-75 Improvement Project Series 2018 (AMT) (AGM) (AA/A2)
15,000,000	4.250	12/31/2038	17,494,315
Michigan Strategic Fund RB Refunding for The Detroit Edison Company Pollution Control Bonds Project Series 1995 CC (A/Aa3)(b)(c)
1,115,000	1.450	09/01/2021	1,120,419
Okemos Public Schools GO Bonds Series 2019 (Q-SBLF) (NR/Aa1)
2,000,000	5.000	05/01/2023	2,195,609
2,125,000	5.000	05/01/2024	2,422,990
Van Buren Public Schools Michigan GO Unlimited Refunding Bonds Series 2019 (Q-SBLF) (AA/NR)
2,485,000	4.000	11/01/2026	2,888,905
2,585,000	4.000	11/01/2027	3,055,036
Warren Consolidated School District Unlimited Tax GO Refunding Bonds for School Building and Site Bonds Series 2016 (Q-SBLF) (AA/NR)
1,145,000	5.000	05/01/2025	1,343,105
1,215,000	5.000	05/01/2026	1,469,295
3,705,000	5.000	05/01/2027	4,532,117
Washtenaw County Ypsilanti Community Schools GO Refunding Bonds Series 2020 (Q-SBLF) (AA/NR)
580,000	2.019	05/01/2025	586,033
1,000,000	2.138	05/01/2026	1,004,095
Washtenaw County Ypsilanti Community Schools Unlimited Tax GO Refunding Bonds Series 2015 B (Q-SBLF) (AA/NR)
2,160,000	5.000	05/01/2022	2,262,848
Wayne County Airport Authority RB for Detroit Metropolitan Wayne County Airport Series 2017 B (AMT) (A-/A1)
400,000	5.000	12/01/2033	481,245

Municipal Bonds – (continued)
Michigan – (continued)
Wayne County Airport Authority RB for Detroit Metropolitan Wayne County Airport Series 2017 B (AMT) (A-/A1) – (continued)
1,065,000	5.000	12/01/2034	1,278,417
650,000	5.000	12/01/2035	778,358
800,000	5.000	12/01/2036	955,325
880,000	5.000	12/01/2037	1,048,319

			234,371,204

Minnesota – 0.3%
City of Minneapolis GO Green Bonds Series 2019 (AAA/NR)
2,390,000	2.000	12/01/2029	2,502,072
2,940,000	2.000	12/01/2030	3,055,030
City of St Cloud RB Refunding for CentraCare Health System Obligated Group Series 2019 (AA-/A2)
3,300,000	5.000	05/01/2048	3,991,234
1,325,000	4.000	05/01/2049	1,463,814
City of Woodbury RB Refunding for Math & Science Academy Series 2020 A (BBB-/NR)
440,000	3.000	12/01/2030	449,762
Duluth Economic Development Authority Health Care Facilities RB Refunding for Essentia Health Obligated Group Series 2018 A (A-/NR)
1,560,000	4.250	02/15/2048	1,733,641
Duluth Independent School District No. 709 COPS Refunding Series 2019 A (NR/Ba2)
610,000	3.000	03/01/2022	616,099
630,000	3.000	03/01/2023	641,596
650,000	3.250	03/01/2024	670,769
Duluth Independent School District No. 709 COPS Refunding Series 2019 B (SD CRED PROG) (NR/Aa2)
320,000	5.000	02/01/2022	331,259
380,000	5.000	02/01/2023	409,242
400,000	5.000	02/01/2024	446,318
375,000	5.000	02/01/2025	431,381
1,105,000	5.000	02/01/2027	1,340,099
350,000	5.000	02/01/2028	433,368
Minnesota Higher Education Facilities Authority RB Refunding for Bethel University Project Series 2017 (BB+/NR)
500,000	5.000	05/01/2047	535,124
Minnesota Higher Education Facilities Authority RB Refunding for College of St. Scholastica, Inc. Series 2019 (NR/Baa2)
165,000	4.000	12/01/2026	183,547
165,000	4.000	12/01/2027	185,321
205,000	4.000	12/01/2028	231,555
125,000	4.000	12/01/2029	142,100
250,000	4.000	12/01/2030	281,912
170,000	4.000	12/01/2031	190,687
Minnesota State Trunk Highway GO Refunding Bonds Series 2017 E (AAA/Aa1)
1,680,000	3.000	10/01/2029	1,889,381
University of Minnesota GO Bonds Series 2013 A (AA/Aa1)
3,185,000	4.000	02/01/2029	3,365,074

			25,520,385

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Mississippi – 0.3%
Mississippi Business Finance Corp. RB for Chevron USA, Inc. Series 2009 B (AA-/Aa2)(b)(c)
$11,100,000	0.050%	04/01/2021	$11,100,000
Mississippi Business Finance Corp. RB for Mississippi Power Co. Project First Series 2010 (A-/NR)(b)(c)
4,120,000	2.750	12/09/2021	4,178,340
Mississippi Business Finance Corp. System Energy Resources Inc. RB Series 2019 (BBB+/Baa3)
5,950,000	2.500	04/01/2022	5,973,271
Mississippi State GO Bonds Series 2015 F (AA/Aa2)
1,000,000	4.000	11/01/2035	1,120,400
Warren County Gulf Opportunity Zone RB Refunding for International Paper Company, Series 2018 (BBB/Baa2)(b)(c)
2,700,000	2.900	09/01/2023	2,838,785

			25,210,796

Missouri – 1.2%
Branson IDA Tax Increment RB Refunding for Branson Shoppes Redevelopment Project Series 2017 A (NR/NR)
350,000	3.000	11/01/2021	351,322
350,000	4.000	11/01/2022	357,658
City of Poplar Bluff COPS Series 2021 (BBB+/NR)
875,000	2.500	10/01/2041	837,570
1,060,000	2.625	10/01/2046	1,002,426
I-470 Western Gateway Transportation Development District RB Series 2019 A (NR/NR)(f)
1,000,000	4.500	12/01/2029	1,052,019
Kansas City Industrial Development Authority RB for Kansas City International Airport Series 2019 B (AMT) (AGM) (AA/A2)
12,335,000	5.000	03/01/2049	14,786,198
Kansas City Industrial Development Authority RB for Kansas City International Airport Series 2019 A (AMT) (A-/A2)
4,200,000	5.000	03/01/2030	5,241,494
4,410,000	5.000	03/01/2031	5,475,377
4,630,000	5.000	03/01/2032	5,726,308
4,865,000	5.000	03/01/2033	5,986,140
Kansas City Industrial Development Authority RB for Kansas City International Airport Series 2019 C (A-/A2)
2,000,000	5.000	03/01/2033	2,480,821
3,200,000	5.000	03/01/2034	3,954,977
Metropolitan St. Louis Sewer District RB Refunding Series 2017 A (AAA/Aa1)
19,880,000	5.000	05/01/2047	23,881,637
Missouri Health & Educational Facilities Authority RB for Kansas City Art Institute Series 2018 (A-/NR)
830,000	5.000	09/01/2038	984,678
Missouri Health & Educational Facilities Authority RB Refunding for J.B. Wright & Trenton Trust Obligated Group Series 2019 (BBB-/NR)
320,000	5.000	09/01/2025	364,979
860,000	5.000	09/01/2027	1,017,771
1,355,000	5.000	09/01/2028	1,625,013
Missouri Health & Educational Facilities Authority RB Refunding for Mosaic Health System Series 2019 A (AA-/A1)
420,000	4.000	02/15/2037	486,361
675,000	4.000	02/15/2038	779,528

Municipal Bonds – (continued)
Missouri – (continued)
Missouri Health & Educational Facilities Authority RB Refunding for Mosaic Health System Series 2019 A (AA-/A1) – (continued)
500,000	4.000	02/15/2039	575,874
1,850,000	4.000	02/15/2044	2,105,510
5,000,000	4.000	02/15/2049	5,653,300
Missouri Southern State University Auxiliary System RB Series 2019 A (AGM) (AA/NR)
275,000	5.000	10/01/2030	339,879
Missouri Southern State University RB Series 2019 A (AGM) (AA/NR)
210,000	5.000	10/01/2026	248,783
210,000	5.000	10/01/2029	261,358
150,000	5.000	10/01/2032	183,804
240,000	4.000	10/01/2034	271,561
125,000	4.000	10/01/2035	141,031
150,000	4.000	10/01/2036	168,650
170,000	4.000	10/01/2037	190,533
145,000	4.000	10/01/2038	162,053
110,000	4.000	10/01/2039	122,629
Missouri State Environmental Improvement & Energy Resources Authority RB Refunding for Union Electric Co. Project Series 1992 (A/A2)
4,270,000	1.600	12/01/2022	4,301,376
Springfield Public Utility RB Refunding Series 2015 (AA+/NR)
15,750,000	3.250	08/01/2027	17,287,909
St Louis Land Clearance for Redevelopment Authority RB City of St Louis Series 2018 A (A/NR)
1,100,000	5.000	04/01/2048	1,237,294
St Louis Municipal Finance Corp. RB for City of St Louis Series 2020 (AGM) (AA/A2)
1,000,000	5.000	10/01/2040	1,255,606
5,300,000	5.000	10/01/2045	6,547,660

			117,447,087

Montana – 0.0%
City of Billings RB for Sewer System Series 2017 (AA+/Aa3)
575,000	5.000	07/01/2029	712,198

Nebraska – 0.2%
Central Plains Energy Project RB Refunding Series 2019 (AA/Aa2)(b)(c)
12,675,000	4.000	08/01/2025	14,388,581
Nebraska Educational Health Cultural & Social Services Finance Authority RB Refunding for Immanuel Retirement Communities Obligated Group Series 2019 A (AA/NR)
415,000	4.000	01/01/2033	464,249
1,000,000	4.000	01/01/2034	1,114,576
1,000,000	4.000	01/01/2035	1,111,317
1,250,000	4.000	01/01/2036	1,384,726
1,185,000	4.000	01/01/2037	1,308,274
1,500,000	4.000	01/01/2038	1,650,944
2,000,000	4.000	01/01/2039	2,194,654

			23,617,321

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Nevada – 1.4%
City of Las Vegas Special Improvement District No. 813 for Summerlin Village 26 Local Improvement Bonds Series 2017 (NR/NR)
$130,000	3.000%	06/01/2021	$130,281
230,000	3.000	06/01/2022	233,510
City of Las Vegas Special Improvement District No. 814 Special Assessment Series 2019 (NR/NR)
100,000	3.000	06/01/2021	100,226
395,000	3.250	06/01/2022	402,153
200,000	3.500	06/01/2025	211,738
185,000	3.500	06/01/2026	197,216
200,000	3.500	06/01/2027	214,411
150,000	3.500	06/01/2028	160,888
170,000	3.500	06/01/2029	182,728
175,000	3.250	06/01/2030	183,176
310,000	3.250	06/01/2031	323,323
415,000	3.500	06/01/2032	435,113
470,000	3.500	06/01/2033	490,338
1,000,000	3.500	06/01/2034	1,040,319
City of North Las Vegas Special Improvement District No. 64 Special Assessment Bonds Series 2019 (NR/NR)
250,000	4.250	06/01/2034	270,692
295,000	4.500	06/01/2039	321,474
250,000	4.625	06/01/2043	271,723
395,000	4.625	06/01/2049	426,252
City of Sparks RB Refunding for Nevada Tourism Improvement District No. 1 Senior Project Series 2019 A (NR/Ba2)(f)
625,000	2.500	06/15/2024	630,705
1,505,000	2.750	06/15/2028	1,535,668
Clark County School District Building GO Bonds Series 2018 A (A+/A1)
7,335,000	5.000	06/15/2033	8,979,459
Clark County School District Building GO Bonds Series 2019 B (AGM) (AA/A1)
8,540,000	5.000	06/15/2030	10,952,202
Clark County School District GO Bonds Series 2018 A (A+/A1)
5,000,000	5.000	06/15/2030	6,190,142
11,180,000	5.000	06/15/2031	13,782,094
Clark County School District GO Bonds Series 2020 A (AGM) (AA/A1)
880,000	5.000	06/15/2027	1,092,537
880,000	5.000	06/15/2028	1,116,432
880,000	5.000	06/15/2029	1,133,501
770,000	5.000	06/15/2030	1,004,687
705,000	5.000	06/15/2031	916,433
795,000	5.000	06/15/2032	1,028,968
725,000	5.000	06/15/2033	934,359
835,000	5.000	06/15/2034	1,072,090
880,000	5.000	06/15/2035	1,126,832
835,000	4.000	06/15/2036	985,358
900,000	4.000	06/15/2037	1,058,209
855,000	4.000	06/15/2038	1,002,249
950,000	4.000	06/15/2039	1,110,353
700,000	4.000	06/15/2040	816,131
County of Clark RB Refunding for Motor Vehicle Fuel Tax Series 2020 C (AA-/Aa3)
18,215,000	5.000	07/01/2029	23,896,069

Municipal Bonds – (continued)
Nevada – (continued)
Henderson Nevada Local Improvement District No. T-18 (Inspirada) Special Assessment Refunding Limited Obligation Series 2016 (NR/NR)
1,285,000	4.000	09/01/2025	1,380,951
Las Vegas Convention & Visitors Authority RB Refunding Series 2016 C (A/Aa3)
1,250,000	5.000	07/01/2026	1,476,286
Las Vegas Convention & Visitors Authority RB Refunding Series 2017 B (A/Aa3)
715,000	5.000	07/01/2026	844,436
Las Vegas Convention & Visitors Authority RB Refunding Series 2018 C (A/Aa3)
605,000	5.000	07/01/2035	723,824
Las Vegas Convention & Visitors Authority RB Series 2018 B (A/Aa3)
2,685,000	5.000	07/01/2043	3,170,713
23,350,000	4.000	07/01/2049	25,578,153
Las Vegas Convention & Visitors Authority RB Series 2019 B (A/Aa3)
1,050,000	5.000	07/01/2027	1,266,116
State of Nevada GO Refunding Bonds for Capital Improvements & Cultural Affairs Series 2015 B (AA+/Aa1)
5,000,000	5.000	11/01/2026	5,889,359
Tahoe-Douglas Visitors Authority RB Series 2020 (NR/NR)
1,700,000	5.000	07/01/2040	1,937,786

			128,227,663

New Hampshire – 0.7%
New Hampshire Business Finance Authority RB Refunding for Springpoint Senior Living Obligated Group Series 2021 (BBB+/NR)
2,250,000	4.000	01/01/2041	2,469,496
New Hampshire Business Finance Authority RB Refunding for United Illuminating Co. (The) Series 2003 A (A-/Baa1)(b)(c)
2,695,000	2.800	10/02/2023	2,810,411
New Hampshire Business Finance Authority RB Refunding for Waste Management, Inc. Series 2018 A (AMT) (A-/NR)(b)
7,400,000	(SIFMA Municipal Swap Index Yield + 0.75%), 0.820	10/01/2021	7,400,815
New Hampshire Health and Education Facilities Authority RB Refunding for Dartmouth-Hitchcock Obligation Group Series 2017 A (A/NR)
8,965,000	5.000	08/01/2032	10,818,178
3,880,000	5.000	08/01/2033	4,661,192
4,075,000	5.000	08/01/2034	4,882,068
4,290,000	5.000	08/01/2035	5,128,421
4,505,000	5.000	08/01/2036	5,370,354
4,735,000	5.000	08/01/2037	5,629,525
4,980,000	5.000	08/01/2038	5,907,252
5,235,000	5.000	08/01/2039	6,196,508
5,505,000	5.000	08/01/2040	6,503,507

			67,777,727

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New Jersey – 5.4%
Atlantic City New Jersey Tax Appeal Refunding Bonds Series 2017 A (BAM) (ST AID WITHHLDG) (AA/Baa1)
$300,000	5.000%	03/01/2024	$335,932
250,000	5.000	03/01/2026	296,900
Borough of Stone Harbor GO Bonds Series 2018 (AA+/NR)
1,345,000	4.000	11/01/2026	1,544,757
County of Cape May GO Bonds Series 2019 (NR/Aa1)
1,975,000	4.000	10/01/2025	2,274,377
Garden State Preservation Trust Capital Appreciation RB Series 2003 B (AGM) (AA/A2)(d)
2,560,000	0.000	11/01/2021	2,552,450
Hawthorne School District GO Bonds Series 2019 (BAM) (SCH BD RES FD) (AA/NR)
1,100,000	3.000	09/01/2034	1,168,617
1,350,000	3.000	09/01/2035	1,431,469
1,350,000	3.000	09/01/2036	1,428,065
1,350,000	3.000	09/01/2037	1,424,909
1,350,000	3.000	09/01/2038	1,422,140
1,100,000	3.000	09/01/2039	1,156,738
New Jersey Economic Development Authority RB for Provident Group – Kean Properties L.L.C. – Kean University Student Housing Project Series 2017 A (B/NR)
500,000	5.000	07/01/2032	514,269
New Jersey Economic Development Authority RB for School Facilities Construction Series 2016 AAA (BBB/Baa1)
4,000,000	5.500	06/15/2033	4,804,364
New Jersey Economic Development Authority RB for School Facilities Construction Series 2018 EEE (BBB/Baa1)
5,805,000	5.000	06/15/2028	7,231,718
10,295,000	5.000	06/15/2029	12,860,111
New Jersey Economic Development Authority RB Refunding for Port Newark Container Terminal LLC Project Series 2017 (AMT) (NR/Baa3)
4,325,000	5.000	10/01/2047	4,894,210
New Jersey Economic Development Authority RB Refunding for Provident Group – Montclair Properties L.L.C. - Montclair University Student Housing Project Series 2017 (AGM) (AA/A2)
1,300,000	5.000	06/01/2042	1,521,470
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2005 N-1 (AMBAC) (BBB/Baa1)
2,680,000	5.500	09/01/2024	3,114,648
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2018 FFF (BBB/Baa1)
9,340,000	5.000	06/15/2029	11,667,163
New Jersey Economic Development Authority RB Refunding for The Seeing Eye, Inc. Project Series 2017 (A/NR)
785,000	3.000	06/01/2032	800,672
1,545,000	5.000	06/01/2032	1,814,537
New Jersey Economic Development Authority RB Series 1997 A (NATL-RE) (BBB/Baa1)
22,075,000	7.425	02/15/2029	28,237,512
New Jersey Economic Development Authority RB Series 2021 QQQ (BBB/Baa1)
1,250,000	4.000	06/15/2046	1,395,182
1,315,000	4.000	06/15/2050	1,461,025

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Economic Development Authority State Lease RB for Juvenile Justice Commission Facilities Project Series 2018 C (BBB/Baa1)
5,380,000	5.000	06/15/2037	6,386,045
New Jersey Educational Facilities Authority RB for Princeton University Series 2014 A (AAA/Aaa)
8,220,000	5.000	07/01/2026	9,424,943
New Jersey Educational Facilities Authority RB for Rider University A New Jersey Non-Profit Corp. Series 2017 F (BB+/Ba1)
1,600,000	4.000	07/01/2042	1,503,745
New Jersey Educational Facilities Authority RB for Stevens Institute of Technology Series 2020 A (BBB+/NR)
1,090,000	5.000	07/01/2034	1,348,097
1,130,000	5.000	07/01/2035	1,392,695
1,095,000	5.000	07/01/2036	1,345,714
2,200,000	5.000	07/01/2037	2,694,266
1,980,000	5.000	07/01/2038	2,417,685
1,610,000	5.000	07/01/2045	1,930,001
New Jersey Educational Facilities Authority RB Refunding for Princeton University Series 2017 I (AAA/Aaa)
2,675,000	5.000	07/01/2033	3,329,591
New Jersey Educational Facilities Authority RB Refunding for The College of New Jersey Series 2016 F (A/A2)
1,250,000	3.000	07/01/2040	1,291,945
New Jersey Health Care Facilities Financing Authority RB Refunding for RWJ Barnabas Health Obligated Group Series 2019 B-1 (AA-/A1)(b)(c)
10,910,000	5.000	07/01/2024	12,422,871
New Jersey State Turnpike Authority RB Series 2014 A (A+/A2)
8,095,000	5.000	01/01/2027	9,239,393
New Jersey State Turnpike Authority RB Series 2015 E (A+/A2)
8,945,000	5.000	01/01/2032	10,308,156
7,385,000	5.000	01/01/2045	8,478,050
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2006 C (AMBAC) (BBB/Baa1)(d)
24,175,000	0.000	12/15/2035	16,937,174
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2010 A (BBB/Baa1)(d)
10,025,000	0.000	12/15/2026	9,181,560
3,190,000	0.000	12/15/2029	2,663,300
1,325,000	0.000	12/15/2031	1,034,864
5,000,000	0.000	12/15/2036	3,275,056
1,495,000	0.000	12/15/2037	943,602
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2015 AA (BBB/Baa1)
755,000	5.000	06/15/2046	847,039
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2005 B (NATL-RE) (BBB/Baa1)
9,075,000	5.500	12/15/2021	9,405,329
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 A (AGM-CR) (AA/A2)
20,730,000	5.250	12/15/2022	22,474,009

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (NATL-RE) (BBB/Baa1)(d)
$7,530,000	0.000%	12/15/2027	$6,813,816
18,565,000	0.000	12/15/2031	14,809,802
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2011 B (AMBAC) (BBB/Baa1)
1,705,000	5.250	12/15/2022	1,847,833
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2008 A (BBB/Baa1)(d)
25,925,000	0.000	12/15/2036	16,981,165
42,640,000	0.000	12/15/2037	26,913,153
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2009 A (BBB/Baa1)(d)
10,000,000	0.000	12/15/2038	6,077,007
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2011 B (BBB/Baa1)
4,415,000	5.250	06/15/2036	4,450,926
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2019 A (BBB/Baa1)
1,390,000	4.000	12/15/2039	1,555,980
1,620,000	5.000	12/15/2039	1,961,376
New Jersey Transportation Trust Fund Authority RB Refunding for Federal Highway Reimbursement Notes Series 2018 A (A+/Baa1)
2,330,000	5.000	06/15/2030	2,717,307
1,825,000	5.000	06/15/2031	2,117,620
New Jersey Transportation Trust Fund Authority RB Refunding for Transportation System Bonds Series 2018 A (BBB/Baa1)
2,905,000	4.000	12/15/2031	3,343,105
2,000,000	5.000	12/15/2032	2,454,721
3,345,000	5.000	12/15/2033	4,090,664
7,775,000	5.000	12/15/2034	9,484,143
2,770,000	5.000	12/15/2035	3,367,018
3,455,000	5.000	12/15/2036	4,183,497
2,410,000	4.250	12/15/2038	2,737,304
New Jersey Transportation Trust Fund Authority RB Series 2020 AA (BBB/Baa1)
450,000	3.000	06/15/2050	444,979
New Jersey Transportation Trust Fund Authority Transportation Program RB Series 2014 BB-1 (BBB/Baa1)
7,000,000	5.000	06/15/2029	8,744,126
6,155,000	5.000	06/15/2030	7,631,897
2,215,000	5.000	06/15/2031	2,733,980
3,000,000	5.000	06/15/2032	3,689,000
5,000,000	5.000	06/15/2033	6,125,503
New Jersey Transportation Trust Fund Authority Transportation Program RB Series 2019 AA (BBB/Baa1)
3,060,000	5.000	06/15/2034	3,736,672
10,000,000	5.000	06/15/2037	12,090,811
3,000,000	5.250	06/15/2043	3,628,335
10,000,000	4.500	06/15/2049	11,339,598
New Jersey Transportation Trust Fund Authority Transportation Program RB Series 2019 BB (BBB/Baa1)
16,590,000	4.000	06/15/2044	18,297,282

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Transportation Trust Fund Authority Transportation RB Refunding Series 2018 A (BBB/Baa1)
2,000,000	5.000	12/15/2028	2,513,026
New Jersey Transportation Trust Fund Authority Transportation RB Series 2009 A (BBB/Baa1)(d)
8,320,000	0.000	12/15/2032	6,286,620
New Jersey Transportation Trust Fund Authority Transportation System RB Series 2006 A (AGM-CR) (AA/A2)
3,195,000	5.500	12/15/2022	3,477,288
South Jersey Port Corp. RB Refunding for Marine Terminal Series 2012 R (AMT) (BB+/Baa1)
1,670,000	4.000	01/01/2023	1,744,305
730,000	4.000	01/01/2024	767,626
South Jersey Port Corp. Subordinated Marine Terminal RB Series 2017 B (AMT) (NR/Baa1)
1,000,000	5.000	01/01/2037	1,158,981
South Jersey Transportation Authority RB Refunding Series 2019 A (AGM) (AA/A2)
1,000,000	5.000	11/01/2029	1,300,994
1,500,000	5.000	11/01/2030	1,938,332
1,000,000	5.000	11/01/2031	1,286,354
1,000,000	5.000	11/01/2032	1,281,119
725,000	5.000	11/01/2033	925,143
State of New Jersey COVID 19 Emergency GO Bonds Series 2020 A (BBB+/A3)
10,000,000	4.000	06/01/2031	12,216,138
3,215,000	4.000	06/01/2032	3,952,355
The Camden County Improvement Authority RB Refunding for Rowan University Foundation, Inc. Series 2020 A (BAM) (AA/A2)
5,025,000	5.000	07/01/2029	6,546,127
5,310,000	5.000	07/01/2031	6,823,882
Tobacco Settlement Financing Corp. RB Refunding Series 2018 A (BBB+/NR)
2,200,000	5.000	06/01/2046	2,577,113
2,250,000	5.250	06/01/2046	2,688,831
Tobacco Settlement Financing Corp. RB Series 2018 B (BB+/NR)
2,000,000	5.000	06/01/2046	2,323,689
Tobacco Settlement Financing Corp. RB Series 2018 B (BBB/NR)
1,460,000	3.200	06/01/2027	1,497,591
Township of Rockaway GO Bonds Series 2017 (ST AID WITHHLDG) (NR/Aa1)
1,535,000	2.000	07/15/2022	1,571,435
Union County Improvement Authority RB Aries Linden LLC Project Series 2019 (AMT) (NR/NR)(f)
6,455,000	6.750	12/01/2041	6,574,478
Union County Utilities Authority RB Refunding for Covanta Union LLC Series 2011 A (AMT) (AA+/NR)
4,750,000	5.250	12/01/2031	4,904,274

			504,352,686

New Mexico – 0.1%
Farmington City PCRB Refunding for Public Service Co. of New Mexico San Juan & Four Corners Projects Series 2016 A (BBB/Baa2)(b)(c)
2,445,000	1.875	10/01/2021	2,462,993

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New Mexico – (continued)
Farmington City PCRB Refunding for Public Servicing Co. of New Mexico San Juan & Four Corners Projects Series 2016 B (BBB/Baa2)(b)(c)
$4,250,000	1.875%	10/01/2021	$4,281,277
Village of Los Ranchos de Albuquerque RB Refunding for Albuquerque Academy Series 2020 (A-/NR)
175,000	5.000	09/01/2027	209,904
200,000	5.000	09/01/2029	246,895
450,000	5.000	09/01/2030	562,482
300,000	5.000	09/01/2031	373,087
350,000	5.000	09/01/2032	433,371

			8,570,009

New York – 9.1%
Brookhaven Local Development Corp. RB for Active Retirement Community, Inc. Obligated Group Series 2020 B (BBB/NR)
4,050,000	1.625	11/01/2025	4,099,209
Build NYC Resource Corp. RB for Hellenic Classical Charter Schools Series 2021 A (NR/NR)(f)
1,150,000	5.000	12/01/2041	1,294,261
City of New Rochelle RB for Iona College Project Series 2015 A (BBB/Baa2)
325,000	5.000	07/01/2025	375,006
335,000	5.000	07/01/2026	383,813
425,000	5.000	07/01/2027	484,391
City of Poughkeepsie GO Bonds Series 2021 (NR/NR)(h)
775,000	2.500	04/29/2022	786,150
Dutchess County Local Development Corp. RB Refunding for Bard College Project Series 2020 A (BB+/NR)(f)
900,000	5.000	07/01/2040	1,061,770
Erie Tobacco Asset Securitization Corp. RB Asset-Backed Bonds Series 2006 A (NR/NR)(d)(f)
29,200,000	0.000	06/01/2060	1,335,357
Essex County Industrial Development Agency RB Refunding for International Paper Co. Series 2019 A (AMT) (BBB/Baa2)(b)(c)
500,000	2.100	10/01/2024	522,496
Freddie Mac Multifamily ML Certificates RB Pass Through Series 2017 A (AAA/Aaa)(e)
7,059,969	(1 Mo. LIBOR + 0.50%), 0.610	01/25/2033	7,094,859
Huntington Local Development Corp. RB for Gurwin Independent Housing Obligated Group Series 2021 C (NR/NR)
1,725,000	3.000	07/01/2025	1,726,999
Long Island Power Authority RB Refunding Series 2014 C (A/A2)(b)
9,000,000	(1 Mo. LIBOR + 0.75%), 0.831	10/01/2023	9,008,609
Long Island Power Authority RB Series 2019 B (A/A2)(b)(c)
12,825,000	1.650	09/01/2024	13,253,747
Metropolitan Transportation Authority RB Anticipation Notes Series 2018 B Subseries 2018 B-2B (SP-2/MIG2)
5,000,000	5.000	05/15/2021	5,024,022
Metropolitan Transportation Authority RB Anticipation Notes Series 2019 B-1 (SP-2/MIG2)
54,680,000	5.000	05/15/2022	57,279,793

Municipal Bonds – (continued)
New York – (continued)
Metropolitan Transportation Authority RB Anticipation Notes Series 2020 A-2S (SP-2/MIG2)
8,305,000	4.000	02/01/2022	8,529,933
Metropolitan Transportation Authority RB Green Bond Series 2015 A-2 (A-/A3)(b)(c)
2,500,000	5.000	05/15/2030	3,128,897
Metropolitan Transportation Authority RB Green Bond Series 2016 A-1 (BBB+/A3)
625,000	5.000	11/15/2027	738,490
850,000	5.000	11/15/2028	999,252
Metropolitan Transportation Authority RB Green Bond Series 2019 B (BAM) (AA/A3)
5,160,000	5.000	11/15/2052	6,193,863
Metropolitan Transportation Authority RB Green Bond Series 2019 C (AGM-CR) (AA/A2)
7,365,000	5.000	11/15/2041	9,039,324
Metropolitan Transportation Authority RB Green Bond Series 2020 A-1 (AGM) (AA/A2)
4,380,000	4.000	11/15/2042	5,004,767
Metropolitan Transportation Authority RB Green Bond Series 2020 C-1 (BBB+/A3)
10,175,000	4.750	11/15/2045	11,951,135
3,250,000	5.000	11/15/2050	3,897,350
1,800,000	5.250	11/15/2055	2,189,585
Metropolitan Transportation Authority RB Refunding for Climate Bond Certified Series 2020 E (BBB+/A3)
3,000,000	5.000	11/15/2028	3,752,945
3,450,000	5.000	11/15/2029	4,381,589
1,675,000	5.000	11/15/2030	2,156,658
Metropolitan Transportation Authority RB Refunding Green Bond Series 2017 A-2 (BBB+/A3)
1,340,000	5.000	11/15/2027	1,627,300
Metropolitan Transportation Authority RB Refunding Green Bond Series 2017 C-1 (BBB+/A3)
2,465,000	4.000	11/15/2032	2,762,453
Metropolitan Transportation Authority RB Refunding Series 2002 D-1 (BBB+/A3)
4,545,000	5.000	11/01/2025	4,839,261
Metropolitan Transportation Authority RB Refunding Series 2012 D (BBB+/A3)
8,725,000	5.000	11/15/2021	8,968,595
Metropolitan Transportation Authority RB Refunding Series 2015 D-1 (BBB+/A3)
8,675,000	5.000	11/15/2033	9,986,021
Metropolitan Transportation Authority RB Refunding Series 2016 B (BBB+/A3)
520,000	5.000	11/15/2027	623,326
Metropolitan Transportation Authority RB Refunding Series 2016 D (BBB+/A3)
735,000	5.000	11/15/2029	873,077
755,000	5.250	11/15/2031	904,977
Metropolitan Transportation Authority RB Refunding Series 2017 D (BBB+/A3)
1,075,000	5.000	11/15/2027	1,323,666
Metropolitan Transportation Authority RB Refunding Subseries 2012 G-4 (BBB+/A3)(b)
7,510,000	(1 Mo. LIBOR + 0.55%), 0.627	11/01/2022	7,480,317

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New York – (continued)
Metropolitan Transportation Authority RB Refunding Subseries 2015 C-1 (BBB+/A3)
$4,250,000	5.250%	11/15/2028	$4,992,673
Metropolitan Transportation Authority RB Series 2011 B (BBB+/A3)(b)
7,510,000	(1 Mo. LIBOR + 0.55%), 0.623	11/01/2022	7,480,345
Metropolitan Transportation Authority RB Series 2013 B (BBB+/A3)
2,530,000	5.000	11/15/2022	2,712,073
Metropolitan Transportation Authority RB Series 2016 C-1 (BBB+/A3)
580,000	5.000	11/15/2028	691,415
Metropolitan Transportation Authority RB Series 2019 D-1 (SP-2/MIG2)
10,600,000	5.000	09/01/2022	11,233,007
Metropolitan Transportation Authority RB Subseries 2015 A-1 (BBB+/A3)
475,000	5.000	11/15/2025	552,658
Nassau County Tobacco Settlement Corp. RB for Asset Backed Bonds Series 2006 D (NR/NR)(d)
82,790,000	0.000	06/01/2060	5,563,132
New York City GO Bonds Fiscal 2012 Series I (AA/Aa2)(g)
3,000,000	5.000	08/01/2022	3,194,186
New York City GO Bonds Series 2018 E-1 (AA/Aa2)
4,725,000	5.000	03/01/2044	5,693,425
New York City GO Bonds Subseries 2014 I-2 (AA/Aa2)(b)(c)
13,540,000	0.060	04/01/2021	13,540,000
New York City Housing Development Corp. Multi-Family RB for Sustainable Neighborhood Series 2018 L-1 (AA+/Aa2)(b)(c)
3,500,000	2.750	12/29/2023	3,635,696
New York City Industrial Development Agency RB for Churchill School & Center for Learning Disabilities, Inc. Series 1999 (ASSURED GTY) (AA/NR)
1,345,000	2.250	10/01/2029	1,362,514
New York City Industrial Development Agency RB Refunding for Queens Ballpark Co. LLC Series 2021 A (AGM) (AA/A2)
1,320,000	5.000	01/01/2030	1,709,359
1,100,000	5.000	01/01/2031	1,446,852
880,000	4.000	01/01/2032	1,060,345
New York City Industrial Development Agency RB Refunding for Yankee Stadium LLC Series 2020 A (AGM) (AA/A2)
2,290,000	3.000	03/01/2036	2,469,930
1,875,000	4.000	03/01/2045	2,142,828
New York City Industrial Development Agency RB Refunding for Yankee Stadium LLC Series 2020 A (BBB+/Baa1)
2,125,000	4.000	03/01/2045	2,386,471
New York City Transitional Finance Authority Future Tax Secured Subordinate Secured RB Series 2015 B-1 (AAA/Aa1)
5,655,000	5.000	08/01/2039	6,418,280
New York City Transitional Finance Authority Future Tax Secured Subordinate Secured RB Series 2019 C-2 (AAA/Aa1)
15,685,000	2.570	11/01/2023	16,559,633
17,020,000	2.640	11/01/2024	18,253,310
11,900,000	2.740	11/01/2025	12,748,061

Municipal Bonds – (continued)
New York – (continued)
New York City Transitional Finance Authority Future Tax Secured Subordinate Secured RB Series 2019 C-4 (AAA/Aa1)(b)(c)
60,965,000	0.060	04/02/2021	60,965,000
New York City Transitional Finance Authority Future Tax Secured Subordinate Secured RB Series 2020 Subseries A-3 (AAA/Aa1)
10,000,000	4.000	05/01/2044	11,361,948
New York City Water & Sewer System RB for Second General Resolution Series 2018 BB (AA+/Aa1)
5,250,000	5.000	06/15/2046	6,307,305
New York City Water & Sewer System RB Refunding Series 2020 FF (AA+/Aa1)
5,645,000	4.000	06/15/2041	6,649,246
New York Convention Center Development Corp. RB Refunding Series 2015 (NR/A1)
1,300,000	5.000	11/15/2030	1,498,358
New York Counties Tobacco Trust IV RB Series 2005 F (NR/NR)(d)
143,440,000	0.000	06/01/2060	6,938,910
New York Housing Development Corp. Multi-Family Mortgage RB for 8 Spruce Street Series 2014 Class E (BBB-/NR)
4,840,000	3.500	02/15/2048	4,906,841
New York Liberty Development Corp. RB Refunding for 3 World Trade Center LLC Series 2014 (NR/NR)(f)
12,380,000	5.000	11/15/2044	13,509,164
New York Liberty Development Corp. Second Priority RB Refunding for Bank of America Tower at One Bryant Park LLC Series 2019 C-2 (NR/A2)
855,000	2.625	09/15/2069	862,493
New York Liberty Development Corp. Second Priority RB Refunding for Bank of America Tower at One Bryant Park LLC Series 2019 C-3 (NR/Baa2)
1,070,000	2.800	09/15/2069	1,057,353
New York State Dormitory Authority Columbia University RB Series 2011 A (AAA/Aaa)
12,125,000	5.000	10/01/2041	12,163,965
New York State Dormitory Authority General Purpose Personal Income Tax RB Series 2016 A (AA+/Aa2)
1,435,000	5.000	02/15/2027	1,760,930
New York State Dormitory Authority General Purpose Personal Income Tax RB Series 2016 D (AA+/Aa2)
6,235,000	5.000	02/15/2027	7,651,151
New York State Dormitory Authority General Purpose Personal Income Tax RB Series 2020 A (AA+/Aa2)
10,670,000	4.000	03/15/2044	12,203,426
New York State Dormitory Authority RB for Northwell Health Obligated Group Series 2019 B-1 (A-/A3)(b)(c)
9,620,000	5.000	05/01/2022	9,877,723
New York State Dormitory Authority RB for Northwell Health Obligated Group Series 2019 B-2 (A-/A3)(b)(c)
5,770,000	5.000	05/01/2024	6,442,610
New York State Dormitory Authority RB Refunding for Bidding Group 1 Series 2018 C (AA+/Aa2)
5,275,000	5.000	03/15/2026	6,394,108

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New York – (continued)
New York State Dormitory Authority RB Refunding for Brooklyn Law School Series 2019 A (NR/Baa1)
$1,400,000	5.000%	07/01/2033	$1,690,270
New York State Dormitory Authority RB Refunding for Brooklyn Law School Series 2019 B (NR/Baa1)
100,000	3.560	07/01/2026	100,045
100,000	3.670	07/01/2027	99,430
40,000	3.760	07/01/2028	39,404
200,000	3.820	07/01/2029	196,308
New York State Dormitory Authority RB Refunding for Brooklyn St. Joseph’s College Series 2020 A (BBB-/NR)
1,070,000	5.000	07/01/2027	1,258,864
1,130,000	5.000	07/01/2028	1,343,943
1,185,000	5.000	07/01/2029	1,418,939
745,000	5.000	07/01/2030	898,426
100,000	4.000	07/01/2031	110,921
New York State Dormitory Authority RB Refunding for Catholic Health System Obligated Group Series 2019 A (BBB/Baa2)
540,000	5.000	07/01/2032	670,584
465,000	5.000	07/01/2034	573,292
1,005,000	5.000	07/01/2035	1,235,973
440,000	5.000	07/01/2036	539,344
545,000	4.000	07/01/2040	609,140
590,000	5.000	07/01/2041	708,669
2,315,000	4.000	07/01/2045	2,555,872
New York State Dormitory Authority RB Refunding for Montefiore Obligated Group Series 2020 A (BBB/Baa3)
530,000	4.000	09/01/2036	608,146
500,000	4.000	09/01/2037	571,794
575,000	4.000	09/01/2038	655,621
615,000	4.000	09/01/2039	699,351
750,000	4.000	09/01/2040	850,694
New York State Dormitory Authority RB Refunding for Northwell Health Obligated Group Series 2019 A (A-/A3)
1,080,000	5.000	05/01/2022	1,133,936
1,005,000	5.000	05/01/2023	1,100,655
New York State Dormitory Authority RB Refunding for State of New York Personal Income Tax Series 2021 (AA+/NR)
8,175,000	4.000	03/15/2042	9,456,362
5,010,000	5.000	03/15/2049	6,270,333
New York State Dormitory Authority RB Refunding Series 2018 C (ETM) (NR/NR)(g)
5,000	5.000	03/15/2024	5,687
New York State Dormitory Authority RB Series 2020 B (AA-/Aa2)
1,100,000	3.000	04/01/2042	1,143,063
1,550,000	3.000	04/01/2048	1,594,401
New York State Dormitory Authority State Personal Income Tax RB Federally Taxable Build America Bonds Series 2010 D (AA+/Aa2)
425,000	4.900	03/15/2023	462,763
New York State Energy Research & Development Authority RB Refunding for Central Hudson Gas & Electric Corp. Projects Series 1999 B (AMT) (AMBAC) (A-/A3)(c)
5,350,000	0.110	04/30/2021	5,350,000

Municipal Bonds – (continued)
New York – (continued)
New York State Environmental Facilities Corp. RB for Casella Waste Systems, Inc. Series 2014 (AMT) (B/B2)(b)(c)(f)
1,440,000	2.875	12/03/2029	1,469,381
New York State Environmental Facilities Corp. RB for Casella Waste Systems, Inc. Series 2020 R-1 (AMT) (B/B2)(b)(c)
750,000	2.750	09/02/2025	772,051
New York State Urban Development Corp. General Purpose Personal Income Tax RB Series 2014 A (AA+/Aa2)
5,000,000	5.000	03/15/2031	5,652,904
New York State Urban Development Corp. Taxable Refunding RB Series 2017 B (AA+/Aa2)
16,750,000	2.860	03/15/2024	17,736,751
New York State Urban Development Corp. Taxable Refunding RB Series 2017 D-1 (AA+/Aa2)
11,875,000	2.980	03/15/2025	12,731,907
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2018 (AMT) (BB+/Baa3)
9,545,000	5.000	01/01/2023	10,199,679
2,000,000	5.000	01/01/2027	2,395,780
1,170,000	5.000	01/01/2029	1,423,962
725,000	5.000	01/01/2031	872,122
8,150,000	5.000	01/01/2033	9,725,647
5,000,000	5.000	01/01/2034	5,946,711
14,460,000	4.000	01/01/2036	15,867,262
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2020 (AMT) (BB+/Baa3)
2,450,000	4.000	10/01/2030	2,839,432
6,645,000	5.000	10/01/2035	8,259,960
2,250,000	5.000	10/01/2040	2,754,466
6,205,000	4.375	10/01/2045	7,081,039
New York Transportation Development Corp. RB for Empire State Thruway Partners LLC Series 2021 (AMT) (BBB-/NR)
1,225,000	2.500	10/31/2031	1,245,859
575,000	4.000	10/31/2034	665,713
4,285,000	4.000	10/31/2041	4,845,461
2,040,000	4.000	10/31/2046	2,278,452
New York Transportation Development Corp. RB for Laguardia Gateway Partners LLC Series 2016 A (AMT) (AGM-CR) (AA/A2)
1,500,000	4.000	07/01/2046	1,611,921
New York Transportation Development Corp. RB Refunding for JFK International Air Terminal LLC Series 2020 A (AMT) (BBB/Baa1)
500,000	5.000	12/01/2027	607,153
500,000	5.000	12/01/2028	611,329
500,000	5.000	12/01/2029	618,153
600,000	5.000	12/01/2036	739,992
New York Transportation Development Corp. RB Refunding for JFK International Air Terminal LLC Series 2020 C (BBB/Baa1)
1,150,000	5.000	12/01/2027	1,420,165
970,000	5.000	12/01/2028	1,201,587
1,105,000	5.000	12/01/2029	1,385,064
885,000	5.000	12/01/2030	1,123,232
1,060,000	5.000	12/01/2031	1,336,652
1,235,000	5.000	12/01/2032	1,540,571

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New York – (continued)
New York Transportation Development Corp. RB Refunding for JFK International Air Terminal LLC Series 2020 C (BBB/Baa1) – (continued)
$1,370,000	5.000%	12/01/2033	$1,702,955
1,920,000	5.000	12/01/2034	2,377,364
1,680,000	5.000	12/01/2035	2,084,798
1,745,000	5.000	12/01/2036	2,152,145
2,055,000	5.000	12/01/2037	2,530,106
1,920,000	5.000	12/01/2038	2,360,318
New York Transportation Development Corp. Special Facility RB for Laguardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (BBB/Baa3)
3,405,000	5.000	07/01/2041	3,814,183
27,550,000	5.250	01/01/2050	31,022,755
New York Transportation Development Corp. Special Facility RB Refunding for American Airlines, Inc. John F. Kennedy International Airport Project Series 2016 (AMT) (B-/NR)
3,640,000	5.000	08/01/2021	3,691,565
2,390,000	5.000	08/01/2026	2,422,050
2,250,000	5.000	08/01/2031	2,279,655
New York Transportation Development Corp. Special Facility RB Refunding for American Airlines, Inc. John F. Kennedy International Airport Project Series 2020 (AMT) (B-/NR)
6,300,000	5.250	08/01/2031	7,644,579
5,675,000	5.375	08/01/2036	6,809,735
New York Transportation Development Corp. Special Facility RB Refunding for Laguardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (BBB/Baa3)
12,075,000	5.000	07/01/2046	13,489,252
Oneida County Local Development Corp. RB Refunding for Mohawk Valley Health System Obligated Group Project Series 2019 A (AGM) (AA/NR)
420,000	4.000	12/01/2032	486,142
505,000	4.000	12/01/2033	581,299
420,000	4.000	12/01/2034	482,055
420,000	4.000	12/01/2035	480,552
525,000	4.000	12/01/2036	598,556
425,000	4.000	12/01/2037	483,046
420,000	4.000	12/01/2038	475,979
1,260,000	3.000	12/01/2039	1,315,129
840,000	3.000	12/01/2040	874,352
1,680,000	4.000	12/01/2049	1,863,441
Oneida County Local Development Corp. RB Refunding for Utica College Project Series 2019 (BBB-/NR)
345,000	4.000	07/01/2039	365,769
4,225,000	3.000	07/01/2044	3,822,661
Port Authority of New York & New Jersey Consolidated RB Refunding Series 186 (AMT) (A+/Aa3)
10,000,000	5.000	10/15/2044	11,238,810
Port Authority of New York & New Jersey Consolidated RB Refunding Series 197 (AMT) (A+/Aa3)
2,910,000	5.000	11/15/2034	3,496,145
19,315,000	5.000	11/15/2041	22,871,950
Port Authority of New York & New Jersey Consolidated RB Refunding Series 223 (AMT) (A+/Aa3)
6,335,000	4.000	07/15/2046	7,193,985

Municipal Bonds – (continued)
New York – (continued)
Port Authority of New York & New Jersey Consolidated RB Series 214 (AMT) (A+/Aa3)
2,500,000	5.000	09/01/2033	3,132,573
2,000,000	5.000	09/01/2034	2,494,632
Port Authority of New York & New Jersey Consolidated RB Series 221 (AMT) (A+/Aa3)
2,000,000	4.000	07/15/2045	2,259,404
1,500,000	4.000	07/15/2050	1,687,667
State of New York GO Refunding Bonds Series 2021 B (AA+/Aa2)
25,000,000	1.450	03/15/2028	24,774,315
Troy City Capital Resource Corp. RB Refunding Rensselaer Polytechnic Institute Project Series 2020 A (BBB+/A3)
600,000	5.000	09/01/2038	752,259
820,000	5.000	09/01/2039	1,025,272
805,000	4.000	09/01/2040	923,642
Westchester County Local Development Corporation RB for Westchester Medical Center Obligated Group Project Series 2016 (BBB-/Baa2)
1,000,000	5.000	11/01/2023	1,100,849
1,000,000	5.000	11/01/2024	1,133,018
Yonkers Economic Development Corp. RB for Charter School of Educational Excellence Project Series 2019 A (NR/NR)
200,000	4.000	10/15/2029	217,256
Yonkers Economic Development Corp. RB Refunding for Charter School of Educational Excellence Series 2020 A (BB/NR)
300,000	4.000	10/15/2030	332,569

			853,237,362

North Carolina – 0.9%
Columbus County Industrial Facilities and Pollution Control Financing Authority RB Refunding for International Paper Co. Series 2019 A (BBB/Baa2)(b)(c)
375,000	2.000	10/01/2024	390,584
Columbus County Industrial Facilities and Pollution Control Financing Authority RB Refunding for International Paper Co. Series 2019 B (BBB/Baa2)(b)(c)
400,000	2.000	10/01/2024	416,623
Columbus County Industrial Facilities and Pollution Control Financing Authority RB Refunding for International Paper Co. Series 2019 C (AMT) (BBB/Baa2)(b)(c)
1,750,000	2.100	10/01/2024	1,828,737
County of Mecklenburg GO Bonds for Public Improvement Series 2018 (AAA/Aaa)
5,250,000	5.000	03/01/2029	6,688,770
North Carolina Capital Facilities Finance Agency RB for Duke University Project Series 2014 A (AA+/Aa1)(g)
38,115,000	5.000	04/01/2022	39,960,506
North Carolina Department of Transportation RB for I-77 Mobility Partners LLC Series 2015 (AMT) (BBB-/NR)
1,310,000	5.000	12/31/2037	1,452,097
North Carolina Medical Care Commission RB for Maryfield, Inc. Obligated Group Series 2020 A (NR/NR)
500,000	5.000	10/01/2040	554,864
North Carolina Medical Care Commission RB for Rex Hospital, Inc. Obligated Group Series 2020 A (AA-/A2)
5,995,000	3.000	07/01/2045	6,115,690

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
North Carolina – (continued)
North Carolina Medical Care Commission RB Refunding for The Presbyterian Home at Charlotte, Inc. Series 2019 A (NR/NR)
$590,000	3.000%	07/01/2026	$607,317
1,785,000	3.000	07/01/2027	1,840,394
1,040,000	4.000	07/01/2030	1,132,175
1,080,000	5.000	07/01/2031	1,224,702
1,110,000	5.000	07/01/2032	1,255,794
1,375,000	5.000	07/01/2033	1,550,542
North Carolina Medical Care Commission Retirement Facilities RB Refunding First Mortgage for United Church Homes and Services Series 2015 A (NR/NR)
620,000	4.000	09/01/2025	625,218
North Carolina Turnpike Authority RB Senior Lien for Triangle Expressway Series 2019 (AGM) (AA/NR)
3,000,000	3.000	01/01/2042	3,147,079
1,650,000	5.000	01/01/2049	2,027,239
North Carolina Turnpike Authority RB Senior Lien for Triangle Expressway Series 2019 (BBB/NR)
4,500,000	5.000	01/01/2043	5,453,282
5,000,000	5.000	01/01/2044	6,044,793

			82,316,406

Ohio – 2.1%
American Municipal Power, Inc. RB for Hydroelectric Projects Series 2010 C (A/A2)
2,290,000	6.973	02/15/2024	2,645,068
American Municipal Power, Inc. RB Refunding for Combined Hydroelectric Project Series 2020 A (A/A2)
1,585,000	5.000	02/15/2028	1,995,887
1,235,000	5.000	02/15/2029	1,580,390
American Municipal Power, Inc. RB Refunding for Prairie State Energy Campus Project Series 2019 B (A/A1)
6,090,000	5.000	02/15/2025	7,108,964
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 A-2 Class 1 (A-/NR)
440,000	5.000	06/01/2034	557,080
690,000	4.000	06/01/2037	801,110
920,000	4.000	06/01/2038	1,061,494
895,000	4.000	06/01/2039	1,028,046
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 A-2 Class 1 (BBB+/NR)
5,070,000	3.000	06/01/2048	5,134,881
3,835,000	4.000	06/01/2048	4,276,448
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 A-2 Class 1 (NR/NR)
38,575,000	5.000	06/01/2055	43,458,977
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 B-3 Class 2 (NR/NR)(d)
35,885,000	0.000	06/01/2057	5,426,128
Centerville Ohio Health Care RB Refunding and Improvement for Graceworks Lutheran Services Series 2017 (NR/NR)
285,000	5.000	11/01/2021	288,090
400,000	5.000	11/01/2022	411,255
420,000	5.000	11/01/2023	438,409

Municipal Bonds – (continued)
Ohio – (continued)
City of Cleveland RB Refunding for Airport System Series 2019 A (A-/A2)
12,500,000	2.592	01/01/2026	13,071,620
City of Cleveland RB Refunding for Airport System Series 2019 B (AMT) (A-/A2)
805,000	5.000	01/01/2022	831,250
1,235,000	5.000	01/01/2023	1,328,625
1,365,000	5.000	01/01/2024	1,523,992
County of Darke RB for Wayne Hospital Company Obligated Group Wayne Health Care Project Series 2019 A (BB+/NR)
400,000	4.000	09/01/2040	413,789
625,000	4.000	09/01/2045	638,793
850,000	5.000	09/01/2049	940,815
County of Franklin RB Refunding for Wesley Communities Obligated Group Series 2020 (NR/NR)
2,480,000	5.250	11/15/2040	2,769,692
County of Miami Ohio Hospital Facilities Improvement RB Kettering Health Network Series 2019 (A+/A2)
5,625,000	5.000	08/01/2049	6,735,541
Cuyahoga County Ohio Hospital RB Refunding for Metrohealth System Series 2009 B (BBB-/Baa3)
10,000,000	8.223	02/15/2040	12,525,107
Cuyahoga County Ohio Hospital RB Refunding for Metrohealth System Series 2017 (BBB-/Baa3)
2,865,000	5.500	02/15/2057	3,344,559
Evans Farm New Community Authority Special Assessment Bonds Series 2020 (NR/NR)
2,000,000	3.750	12/01/2038	2,036,500
Franklin County Convention Facilities Authority RB for Greater Columbus Convention Center Project Series 2019 (BBB-/NR)
250,000	5.000	12/01/2025	284,242
325,000	5.000	12/01/2026	376,425
325,000	5.000	12/01/2027	382,075
425,000	5.000	12/01/2028	505,604
400,000	5.000	12/01/2029	480,442
680,000	5.000	12/01/2030	811,526
800,000	5.000	12/01/2031	950,518
660,000	5.000	12/01/2032	781,005
1,170,000	5.000	12/01/2033	1,379,097
1,200,000	5.000	12/01/2035	1,407,253
650,000	5.000	12/01/2037	759,546
1,630,000	5.000	12/01/2038	1,902,092
Kent State University Taxable Refunding RB Series 2020 B (A+/Aa3)
1,500,000	2.321	05/01/2027	1,554,037
1,500,000	2.447	05/01/2028	1,531,026
Lakewood City School District GO Refunding Bonds Series 2014 C (AA/Aa2)
3,215,000	5.000	12/01/2027	3,733,590
Miami University RB Refunding Series 2011 (AA/Aa3)
2,550,000	5.000	09/01/2036	2,596,345
Northeast Ohio Medical University RB Refunding Series 2021 A (NR/Baa2)
250,000	4.000	12/01/2035	283,957
Ohio Air Quality Development Authority Exempt Facilities RB for Pratt Paper LLC Project Series 2017 (AMT) (NR/NR)(f)
700,000	4.500	01/15/2048	777,081

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Ohio – (continued)
Ohio Air Quality Development Authority RB for Ohio Valley Electric Corp. Series 2009 A (BBB-/Ba1)
$925,000	2.875%	02/01/2026	$962,593
Ohio Air Quality Development Authority RB for Ohio Valley Electric Corp. Series 2009 D (BBB-/Ba1)
2,305,000	2.875	02/01/2026	2,398,677
Ohio Air Quality Development Authority RB Refunding for American Electric Power Co., Inc. Series 2014 A (BBB+/Baa2)(b)(c)
2,500,000	2.400	10/01/2029	2,633,534
Ohio Air Quality Development Authority RB Refunding for American Electric Power Co., Inc. Series 2014 B (AMT) (BBB+/Baa2)(b)(c)
3,500,000	2.600	10/01/2029	3,695,026
Ohio Air Quality Development Authority RB Refunding for American Electric Power Co., Inc. Series 2014 C (AMT) (BBB+/NR)(b)(c)
8,000,000	2.100	10/01/2024	8,319,690
Ohio Air Quality Development Authority RB Refunding for Ohio Valley Electric Corp. Series 2019 A (BBB-/Ba1)
3,130,000	3.250	09/01/2029	3,319,010
Ohio Higher Educational Facility Commission RB Refunding for Judson Obligated Group Series 2020 A (BBB-/NR)
1,260,000	5.000	12/01/2042	1,414,323
1,250,000	5.000	12/01/2045	1,396,841
Ohio Higher Educational Facility Commission RB Refunding for Xavier University Series 2020 (A/A3)
680,000	5.000	05/01/2027	838,225
1,535,000	5.000	05/01/2028	1,930,758
1,075,000	5.000	05/01/2029	1,377,022
2,270,000	5.000	05/01/2030	2,950,826
1,260,000	5.000	05/01/2032	1,616,053
1,045,000	5.000	05/01/2034	1,329,396
695,000	4.000	05/01/2037	803,459
1,115,000	4.000	05/01/2038	1,285,159
Ohio State Hospital RB Refunding for Aultman Health Foundation Obligated Group Series 2018 (NR/NR)(f)
925,000	5.000	12/01/2033	998,534
1,795,000	5.000	12/01/2038	1,907,023
2,725,000	5.000	12/01/2048	2,848,459
Ohio State Water Development Authority RB for Waste Management, Inc. Project Series 2002 (A-/NR)
2,800,000	3.250	11/01/2022	2,922,683
Port of Greater Cincinnati Development Authority RB Series 2021 (NR/NR)(f)
390,000	3.750	12/01/2031	391,270
Southern Ohio Port Authority RB for PureCycle Ohio LLC Series 2020 A (AMT) (NR/NR)(f)
4,375,000	7.000	12/01/2042	4,964,661

			193,171,593

Oklahoma – 0.3%
Cleveland County Educational Facilities Authority RB for Norman Public Schools Project Series 2019 (A+/NR)
4,250,000	5.000	06/01/2024	4,790,199

Municipal Bonds – (continued)
Oklahoma – (continued)
Norman Regional Hospital Authority RB Norman Regional Hospital Authority Obligated Group Series 2019 (A-/Baa1)
925,000	4.000	09/01/2045	1,014,008
840,000	5.000	09/01/2045	1,003,088
Oklahoma Development Finance Authority Health System RB for OU Medicine Project Series 2018 B (AGM) (AA/A2)
3,670,000	4.000	08/15/2048	4,026,735
Oklahoma Development Finance Authority Health System RB for OU Medicine Project Series 2018 B (BB+/Baa3)
2,150,000	5.000	08/15/2029	2,646,414
5,000,000	5.250	08/15/2048	5,980,983
Oklahoma Turnpike Authority RB Second Senior Series 2017 C (AA-/Aa3)
1,400,000	4.000	01/01/2042	1,586,374
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2015 (AMT) (B-/NR)(b)(c)
3,285,000	5.000	06/01/2025	3,626,960

			24,674,761

Oregon – 0.8%
Benton & Linn Counties Consolidated School District No. 509J & 509A Corvallis GO Refunding Bonds Series 2018 A (SCH BD GTY) (AA+/Aa1)
3,790,000	5.000	06/15/2026	4,641,947
Clackamas County Hospital Facility Authority RB Refunding for Rose Villa, Inc. Obligated Group Series 2020 A (NR/NR)
240,000	5.125	11/15/2040	258,846
120,000	5.250	11/15/2050	128,411
Forest Grove Oregon Student Housing RB Refunding for Oak Tree Foundation Project Series 2017 (BBB-/NR)
1,385,000	3.500	03/01/2029	1,417,510
1,540,000	3.750	03/01/2032	1,575,950
Medford Hospital Facilities Authority RB Refunding for Asante Health System Obligated Group Series 2020 A (A+/NR)
500,000	5.000	08/15/2025	592,364
300,000	5.000	08/15/2026	365,136
400,000	5.000	08/15/2027	498,239
500,000	5.000	08/15/2028	634,824
500,000	5.000	08/15/2029	644,961
600,000	5.000	08/15/2030	788,308
1,775,000	5.000	08/15/2045	2,222,147
Medford Hospital Facilities Authority RB Refunding for Asante Health System Obligated Group Series 2020 A (AGM) (AA/NR)
4,725,000	4.000	08/15/2045	5,488,124
Multnomah County Oregon Hospital Facilities Authority RB Refunding for Adventist Health System & West Obligated Group Series 2019 (A/NR)(b)(c)
7,715,000	5.000	03/01/2025	8,773,123
Oregon State Business Development Commission RB for Intel Corp. Project Series 2019 250 (AMT) (A+/A1)(b)(c)
10,000,000	5.000	03/01/2022	10,410,685
Oregon State Facilities Authority RB Refunding for Reed College Project Series 2017 A (AA-/Aa2)
8,895,000	5.000	07/01/2047	10,701,839

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Oregon – (continued)
Oregon State Facilities Authority RB Refunding for Samaritan Health Services, Inc. Obligated Group Series 2020 A (BBB+/NR)
$270,000	5.000%	10/01/2028	$340,121
525,000	5.000	10/01/2029	669,949
225,000	5.000	10/01/2035	283,600
Port of Portland RB for International Airport Series 2019 25-B (AMT) (A+/NR)
2,665,000	5.000	07/01/2032	3,311,761
2,365,000	5.000	07/01/2033	2,927,583
1,000,000	5.000	07/01/2034	1,233,742
1,000,000	5.000	07/01/2035	1,230,679
Portland Oregon Community College District GO Bonds Series 2013 (AA+/Aa1)(g)
2,050,000	5.000	06/15/2023	2,266,781
Portland Oregon Water System RB Refunding First Lien Series 2016 A (NR/Aa1)
7,090,000	4.000	04/01/2029	8,119,215
Portland Oregon Water System RB Refunding Second Lien Series 2020 A (NR/Aa2)
2,355,000	5.000	05/01/2026	2,874,134
Warm Springs Reservation Confederated Tribe Hydroelectric RB Refunding for Pelton-Round Butte Project Series 2019 B (NR/A3)(f)
190,000	5.000	11/01/2034	226,676
500,000	5.000	11/01/2036	591,327
Washington County School District No. 1 GO Bonds Series 2017 (SCH BD GTY) (NR/Aa1)
4,155,000	5.000	06/15/2029	5,169,233

			78,387,215

Pennsylvania – 3.6%
Allegheny County Hospital Development Authority RB Refunding for Allegheny Health Network Obligated Group Series 2018 A (A/NR)
4,000,000	5.000	04/01/2030	4,918,943
18,400,000	4.000	04/01/2044	20,159,968
Allegheny County Hospital Development Authority RB Refunding for UPMC Obligated Group Series 2019 A (A/A2)
3,050,000	4.000	07/15/2035	3,587,810
3,180,000	4.000	07/15/2036	3,728,022
Allegheny County Industrial Development Authority RB Refunding for United States Steel Corp. Project Series 2019 (B-/Caa2)
1,850,000	4.875	11/01/2024	1,977,788
1,350,000	5.125	05/01/2030	1,548,901
Allentown Neighborhood Improvement Zone Development Authority Tax RB for City Center Refunding Project Series 2017 (NR/Ba3)(f)
2,420,000	5.000	05/01/2027	2,866,937
1,600,000	5.000	05/01/2032	1,861,225
Allentown Neighborhood Improvement Zone Development Authority Tax RB for City Center Refunding Project Series 2018 (NR/Ba3)(f)
600,000	5.000	05/01/2023	644,799
750,000	5.000	05/01/2028	901,538

Municipal Bonds – (continued)
Pennsylvania – (continued)
Bucks County Industrial Development Authority RB for Grand View Hospital and Sellersville PA Obligated Group Series 2021 (BB+/NR)
325,000	5.000	07/01/2025	368,241
420,000	5.000	07/01/2026	484,545
425,000	5.000	07/01/2027	497,296
450,000	5.000	07/01/2028	531,891
475,000	5.000	07/01/2029	566,028
650,000	5.000	07/01/2030	780,297
Bucks County Industrial Development Authority RB Refunding for Pennswood Village Obligated Group Series 2018 A (BBB+/NR)
100,000	5.000	10/01/2031	113,042
390,000	5.000	10/01/2032	440,154
410,000	5.000	10/01/2033	461,680
City of Philadelphia Airport RB Refunding Series 2020 C (AMT) (A/A2)
1,250,000	5.000	07/01/2030	1,595,086
Coatesville School District GO Refunding Bonds Series 2017 (AGM) (ST AID WITHHLDG) (AA/A2)
1,000,000	5.000	08/01/2025	1,183,756
Commonwealth Financing Authority Taxable RB Series 2005 A (NATL-RE) (A/A1)
540,000	5.380	06/01/2021	543,714
Commonwealth Financing Authority Taxable RB Series 2006 C (AGM) (AA/A1)
2,305,000	5.114	06/01/2021	2,320,269
Commonwealth Financing Authority Tobacco Master Settlement Payment RB Series 2018 (AGM) (AA/A1)
24,905,000	4.000	06/01/2039	28,225,591
Commonwealth of Pennsylvania COPS Series 2018 A (A/A2)
1,250,000	4.000	07/01/2046	1,381,288
Commonwealth of Pennsylvania GO Bonds Series 2015 (A+/Aa3)
3,925,000	5.000	08/15/2025	4,681,783
Dauphin County General Authority RB for The Harrisburg University of Science & Technology Series 2020 (BB/NR)(f)
2,000,000	5.875	10/15/2040	2,088,236
5,000,000	6.250	10/15/2053	5,237,886
Delaware County Authority RB for Villanova University Series 2015 (AA-/A1)
4,945,000	5.000	08/01/2045	5,720,425
Doylestown Hospital Authority RB Taxable Refunding Series 2019 B (BBB-/Ba1)
1,090,000	3.950	07/01/2024	1,097,654
Franklin County Industrial Development Authority RB Refunding for Menno-Haven, Inc. Obligated Group Series 2018 (NR/NR)
750,000	5.000	12/01/2038	807,925
Geisinger Authority Health System RB for Geisinger Health System Series 2007 (AA-/A1)(e)
15,800,000	(3 Mo. LIBOR + 0.77%), 0.907	05/01/2037	15,567,021
General Authority of Southcentral Pennsylvania RB Refunding WellSpan Health Obligation Group Series 2019 A (AA-/Aa3)
725,000	4.000	06/01/2044	820,441
1,300,000	5.000	06/01/2044	1,598,071
3,325,000	4.000	06/01/2049	3,738,745
2,350,000	5.000	06/01/2049	2,872,800

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Pennsylvania – (continued)
Lancaster County Hospital Authority RB for Brethren Village Project Series 2017 (BB+/NR)
$900,000	5.000%	07/01/2022	$930,041
Lancaster County Hospital Authority RB Refunding for St. Anne’s Retirement Community Obligated Group Series 2020 (BB+/NR)
900,000	5.000	03/01/2040	980,543
Lancaster School District GO Refunding Bonds Series 2019 B (AGM) (ST AID WITHHLDG) (AA/NR)
295,000	4.000	06/01/2021	296,691
500,000	4.000	06/01/2022	521,085
Montgomery County Higher Education & Health Authority RB Refunding for Thomas Jefferson University Obligated Group Series 2019 (A/A2)
850,000	4.000	09/01/2037	976,353
850,000	4.000	09/01/2038	970,088
850,000	4.000	09/01/2039	967,611
Montgomery County Industrial Development Authority RB ACTS Retirement-Life Communities, Inc. Obligated Group Series 2020 C (A-/NR)
600,000	4.000	11/15/2043	675,704
North Penn Water Authority RB Refunding Series 2019 (NR/Aa3)(e)
1,400,000	(SIFMA Municipal Swap Index Yield + 0.26%), 0.330	11/01/2021	1,398,953
1,600,000	(SIFMA Municipal Swap Index Yield + 0.46%), 0.530	11/01/2023	1,599,414
Northampton County Industrial Development Authority RB Refunding for Morningstar Senior Living, Inc. Obligated Group Series 2019 (BB+/NR)
1,000,000	5.000	11/01/2039	1,093,611
Northeastern Pennsylvania Hospital & Education Authority RB for King’s College Project Series 2019 (BBB+/NR)
230,000	5.000	05/01/2021	230,676
155,000	5.000	05/01/2022	161,714
50,000	5.000	05/01/2023	53,679
100,000	5.000	05/01/2024	110,129
Pennsylvania Economic Development Financing Authority RB for CarbonLite P LLC Project Series 2019 (AMT) (NR/NR)*(f)
19,499	5.250	06/01/2026	11,699
Pennsylvania Economic Development Financing Authority RB for Solid Waste Disposal Project Series 2009 (A-/NR)(b)(c)
6,460,000	2.800	12/01/2021	6,567,235
Pennsylvania Economic Development Financing Authority RB for The Pennsylvania Rapid Bridge Replacement Project Series 2015 (BBB/NR)
750,000	5.000	06/30/2042	862,792
Pennsylvania Economic Development Financing Authority RB Refunding for American Water Co. Project Series 2019 (A+/A1)
8,250,000	3.000	04/01/2039	8,807,131
Pennsylvania Economic Development Financing Authority RB Refunding for UPMC Obligated Group Series 2016 (A/A2)
1,060,000	4.000	03/15/2036	1,205,301

Municipal Bonds – (continued)
Pennsylvania – (continued)
Pennsylvania Higher Educational Facilities Authority Duquesne University of the Holy Spirit RB Series 2019 A (A/A2)
350,000	4.000	03/01/2037	399,728
675,000	5.000	03/01/2038	823,283
500,000	5.000	03/01/2039	608,232
Pennsylvania Higher Educational Facilities Authority RB for Foundation for Indiana University of Pennsylvania Series 2007 A (ASSURED GTY) (AA/WR)(e)
1,255,000	(3 Mo. LIBOR + 0.60%), 0.759	07/01/2027	1,244,802
Pennsylvania Higher Educational Facilities Authority RB Refunding for Drexel University Series 2020 A (AGM) (AA/A2)
2,500,000	4.000	05/01/2040	2,839,779
4,120,000	5.000	05/01/2046	5,040,214
Pennsylvania State Commonwealth GO Refunding Bonds First Series 2016 (AGM-CR) (AA/Aa3)
4,000,000	5.000	09/15/2025	4,795,938
Pennsylvania State GO Bonds Consolidated Loan of 2018 Series 2018 A (A+/Aa3)
6,675,000	5.000	08/15/2023	7,424,136
Pennsylvania Turnpike Commission RB Refunding Series 2020 (A-/A3)
1,000,000	2.412	12/01/2027	998,141
Pennsylvania Turnpike Commission RB Series 2013 C (A+/A1)(g)
1,720,000	5.500	12/01/2023	1,961,807
Pennsylvania Turnpike Commission RB Series 2018 A (AA/Aa3)
30,675,000	5.250	12/01/2044	39,134,505
Pennsylvania Turnpike Commission RB Series 2018 A-2 (A+/A1)
4,740,000	5.000	12/01/2043	5,782,685
Pennsylvania Turnpike Commission RB Series 2018 B (A+/A1)(e)
6,050,000	(SIFMA Municipal Swap Index Yield + 0.70%), 0.770	12/01/2023	6,076,337
Pennsylvania Turnpike Commission RB Series 2019 A (A-/A3)
4,250,000	5.000	12/01/2036	5,377,385
4,275,000	5.000	12/01/2038	5,361,687
21,160,000	5.000	12/01/2044	25,818,327
Pennsylvania Turnpike Commission RB Subordinate Series 2017 A (A-/A3)
3,500,000	5.500	12/01/2042	4,340,788
Pennsylvania Turnpike Commission RB Subordinate Series 2017 B-1 (A-/A3)
10,000,000	5.250	06/01/2047	12,211,285
Philadelphia Authority for Industrial Development RB for Independence Charter School Series 2019 (NR/NR)
350,000	4.000	06/15/2029	375,003
1,000,000	5.000	06/15/2039	1,090,804
Philadelphia Authority for Industrial Development RB for MaST Community Charter School II Series 2020 A (BBB-/NR)
450,000	5.000	08/01/2030	531,387
290,000	5.000	08/01/2040	340,744
Philadelphia Authority for Industrial Development RB Refunding for Philadelphia Performing Arts Charter School Series 2020 (BB+/NR)(f)
900,000	5.000	06/15/2040	1,038,950

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Pennsylvania – (continued)
Philadelphia Hospitals and Higher Education Facilities Authority RB for Temple University Health System Obligated Group Series 2012 A (BBB-/Ba1)
$1,760,000	5.625%	07/01/2042	$1,850,903
Philadelphia Hospitals and Higher Education Facilities Authority RB Refunding for Temple University Health System Obligation Group Series 2017 (BBB-/Ba1)
4,500,000	5.000	07/01/2028	5,328,526
Pittsburgh Water & Sewer Authority First Lien RB Series 2019 A (AGM) (AA/A2)
850,000	5.000	09/01/2034	1,078,413
1,755,000	5.000	09/01/2035	2,217,412
1,700,000	5.000	09/01/2036	2,137,644
1,700,000	5.000	09/01/2037	2,129,435
Pittsburgh Water & Sewer Authority Subordinate RB Refunding Series 2019 B (AGM) (AA/NR)
2,125,000	4.000	09/01/2034	2,538,575
425,000	4.000	09/01/2035	505,196
Scranton Redevelopment Authority RB Refunding for Guaranteed Lease Series 2016 A (MUN GOVT GTD) (BB+/NR)
90,000	5.000	11/15/2021	90,637
450,000	5.000	11/15/2028	459,982
State Public School Building Authority RB Refunding for Philadelphia School District Project Series 2016 A (AGM) (ST AID WITHHLDG) (AA/A2)
2,525,000	5.000	06/01/2031	3,062,813
Susquehanna Area Regional Airport Authority RB Refunding for Airport System Series 2017 (AMT) (NR/Baa3)
1,100,000	5.000	01/01/2035	1,215,971
The Berks County Municipal Authority RB for Alvernia University Project Series 2020 (BB+/NR)
375,000	4.000	10/01/2021	377,843
200,000	4.000	10/01/2023	206,461
750,000	4.000	10/01/2029	779,371
425,000	5.000	10/01/2039	456,918
The Berks County Municipal Authority RB for Tower Health Obligated Group Series 2012 A (BB-/WR)
4,100,000	5.000	11/01/2044	4,103,641
The Berks County Municipal Authority RB Refunding for Tower Health Obligated Group Series 2020 A (BB-/NR)
530,000	5.000	02/01/2025	569,930
The Berks County Municipal Authority RB Refunding for Tower Health Obligated Group Series 2020 B-1 (BB-/NR)(b)(c)
1,350,000	5.000	02/01/2025	1,447,723
The Berks County Municipal Authority RB Refunding for Tower Health Obligated Group Series 2020 B-2 (BB-/NR)(b)(c)
3,125,000	5.000	02/01/2027	3,404,009
The Berks County Municipal Authority RB Refunding for Tower Health Obligated Group Series 2020 B-3 (BB-/NR)(b)(c)
7,300,000	5.000	02/01/2030	8,106,493
Westmoreland County Industrial Development Authority RB Refunding for Excela Health Obligated Group Series 2020 A (NR/Baa1)
530,000	5.000	07/01/2027	635,596
620,000	5.000	07/01/2028	755,949
650,000	5.000	07/01/2029	800,758
440,000	5.000	07/01/2030	548,712

			332,765,104

Municipal Bonds – (continued)
Puerto Rico – 4.9%
Commonwealth of Puerto Rico GO Bonds Public Improvement Series 1999 (NR/WR)*
125,000	5.250	07/01/2018	108,125
Commonwealth of Puerto Rico GO Bonds Public Improvement Series 2006 B (NR/WR)*
390,000	5.250	07/01/2016	337,350
500,000	5.250	07/01/2017	432,500
Commonwealth of Puerto Rico GO Refunding Bonds for Public Improvement Series 2009 B (D/Ca)*
2,000,000	6.000	07/01/2039	1,772,500
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (CCC/Ca)
2,040,000	6.125	07/01/2024	2,228,604
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A (CCC/Ca)
515,000	4.250	07/01/2025	535,296
1,000,000	5.000	07/01/2033	1,049,192
6,100,000	5.125	07/01/2037	6,409,731
1,060,000	5.750	07/01/2037	1,122,594
18,900,000	5.250	07/01/2042	19,892,250
Puerto Rico Commonwealth GO Bonds Series 2014 A (D/Ca)*
72,545,000	8.000	07/01/2035	56,947,825
Puerto Rico Commonwealth GO Refunding Bonds for Public Improvement Series 2012 A (D/Ca)*
4,955,000	5.000	07/01/2041	4,001,163
Puerto Rico Commonwealth GO Refunding Bonds Subseries 2003 C-7 (NATL-RE) (NR/Baa2)
2,450,000	6.000	07/01/2027	2,527,167
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2005 L (AGC-ICC) (AA/A3)
930,000	5.250	07/01/2041	1,147,687
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2005 L (AMBAC) (NR/C)
9,440,000	5.250	07/01/2038	10,626,604
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2007 CC (AGM) (AA/A2)
3,425,000	5.250	07/01/2033	4,200,804
165,000	5.250	07/01/2034	204,079
4,895,000	5.250	07/01/2036	6,086,075
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2007 CC (AGM-CR) (AA/A2)
40,000	5.500	07/01/2031	49,254
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax RB Series 2005 C (AMBAC) (NR/C)(d)
520,000	0.000	07/01/2028	384,981
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax RB Series 2005 C (AMBAC) (NR/C)
1,215,000	5.500	07/01/2023	1,286,488
545,000	5.500	07/01/2024	586,691
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (AA/A2)(e)
21,915,000	(3 Mo. LIBOR + 0.52%), 0.679	07/01/2029	20,232,796
Puerto Rico Electric Power Authority RB Refunding Series 2007 VV (NATL-RE) (D/Baa2)
350,000	5.250	07/01/2029	387,847
215,000	5.250	07/01/2030	238,176
1,150,000	5.250	07/01/2032	1,275,498

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Electric Power Authority RB Refunding Series 2010 ZZ-RSA-1 (NR/NR)*
$1,000,000	5.250%	07/01/2019	$898,750
Puerto Rico Electric Power Authority RB Series 2010 XX-RSA-1 (D/NR)*
9,375,000	5.250	07/01/2040	8,507,813
Puerto Rico Electric Power Authority RB Series 2013 A-RSA-1 (D/NR)*
8,215,000	6.750	07/01/2036	7,619,413
Puerto Rico Electric Power Authority RB Series 2016 E-1-RSA-1 (NR/NR)*
590,915	10.000	01/01/2021	569,494
Puerto Rico Electric Power Authority RB Series 2016 E-2-RSA-1 (NR/NR)*
590,915	10.000	07/01/2021	570,233
Puerto Rico Electric Power Authority RB Series 2016 E-3-RSA-1 (NR/NR)*
196,972	10.000	01/01/2022	190,078
Puerto Rico Electric Power Authority RB Series 2016 E-4-RSA-1 (NR/NR)*
196,972	10.000	07/01/2022	190,078
Puerto Rico Highway & Transportation Authority RB Refunding Series 2005 L (ASSURED GTY) (AA/A3)
60,000	5.250	07/01/2041	74,044
Puerto Rico Highway & Transportation Authority RB Refunding Series 2005 L (NATL-RE) (NR/Baa2)
7,175,000	5.250	07/01/2035	7,880,682
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 CC (AGM) (AA/A2)
600,000	5.250	07/01/2032	729,664
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 CC (AGM-CR) (AA/A2)
90,000	5.500	07/01/2029	109,385
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 CC (ASSURED GTY) (AA/A3)
165,000	5.500	07/01/2031	203,172
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (AGC) (AGM-CR) (AA/A2)
2,165,000	5.500	07/01/2029	2,631,322
2,230,000	5.250	07/01/2034	2,758,161
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (AGC) (FGIC) (AA/A3)
180,000	5.250	07/01/2039	224,372
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (AGM-CR) (AGC-ICC) (AA/A2)
295,000	5.500	07/01/2026	345,783
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (AMBAC) (NR/C)
2,925,000	5.250	07/01/2030	3,211,346
2,970,000	5.250	07/01/2031	3,272,705
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (ASSURED GTY) (AA/A3)
355,000	5.250	07/01/2034	439,079
23,140,000	5.250	07/01/2036	28,762,953

Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (NATL-RE) (NR/Baa2)
1,240,000	5.250	07/01/2032	1,375,320
1,760,000	5.250	07/01/2033	1,950,194
Puerto Rico Highway & Transportation Authority RB Series 1998 A (NATL-RE-IBC) (NR/Baa2)
5,265,000	4.750	07/01/2038	5,325,731
Puerto Rico Highway & Transportation Authority RB Series 2007 N (AMBAC) (NR/C)
160,000	5.500	07/01/2026	175,963
Puerto Rico Infrastructure Financing Authority Special Tax RB Series 2005 A (AMBAC) (NR/C)(d)
1,750,000	0.000	07/01/2037	873,511
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2007 M-2 (AMBAC) (NR/Ca)(c)
3,240,000	10.000	07/01/2035	3,404,936
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2018 A-1 (NR/NR)(d)
476,000	0.000	07/01/2024	446,750
16,610,000	0.000	07/01/2027	14,551,662
3,658,000	0.000	07/01/2029	3,012,635
25,338,000	0.000	07/01/2031	19,392,185
21,539,000	0.000	07/01/2033	15,288,891
12,474,000	0.000	07/01/2046	3,806,691
31,842,000	0.000	07/01/2051	7,008,478
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2019 A-2 (NR/NR)
75,394,000	4.329	07/01/2040	80,650,469
143,000	4.536	07/01/2053	153,334
7,274,000	4.784	07/01/2058	7,871,232
Puerto Rico Sales Tax Financing Corporation Sales Tax Restructured RB Series 2018 A-1 (NR/NR)
19,288,000	4.500	07/01/2034	20,806,807
1,555,000	4.550	07/01/2040	1,685,314
14,865,000	4.750	07/01/2053	16,141,969
38,702,000	5.000	07/01/2058	42,617,868

			459,799,744

Rhode Island – 0.0%
Rhode Island Health and Educational Building Corp. RB for Woonsocket Public School Financing Program Series 2017 A (AGM) (MUN GOVT GTD) (AA/Aa3)
500,000	5.000	05/15/2024	566,405

South Carolina – 0.5%
Clemson University Athletic Facilities RB Series 2015 (NR/Aa3)
1,385,000	4.000	05/01/2025	1,566,120
1,570,000	4.000	05/01/2026	1,767,324
Lexington County School District No. 1/SC GO Refunding Bonds Series 2019 A (SCSDE) (AA/Aa1)
2,495,000	5.000	02/01/2031	3,159,144
Lexington County School District No. 2 GO Bonds Series 2017 C (SCSDE) (AA/Aa1)
4,530,000	5.000	03/01/2031	5,537,863
1,615,000	4.000	03/01/2032	1,876,435
South Carolina Ports Authority RB Series 2018 (AMT) (A+/A1)
3,750,000	5.000	07/01/2037	4,595,756

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
South Carolina – (continued)
South Carolina Public Service Authority RB Series 2016 D (A/A2)
$5,505,000	2.388%	12/01/2023	$5,774,938
South Carolina Public Service Authority Santee Cooper RB Refunding Series 2014 D (A/A2)
875,000	3.056	12/01/2023	932,101
South Carolina Transportation Infrastructure Bank RB Refunding Series 2013 B (A/Aa3)(b)
12,445,000	(1 Mo. LIBOR + 0.45%), 0.527	10/01/2022	12,452,542
Spartanburg Regional Health Services District Obligated Group RB Series 2020 A (AGM) (AA/A2)
500,000	5.000	04/15/2032	635,477
500,000	5.000	04/15/2033	632,790
500,000	5.000	04/15/2034	630,289
450,000	5.000	04/15/2035	565,871
425,000	4.000	04/15/2036	491,395
550,000	4.000	04/15/2037	633,578
525,000	4.000	04/15/2038	602,986
700,000	4.000	04/15/2039	802,188
750,000	4.000	04/15/2040	856,846

			43,513,643

South Dakota – 0.1%
Rapid City Area School District No. 51-4 Limited Tax Capital Outlay GO Refunding Bonds Series 2017 B (ST AID WITHHLDG) (AA+/NR)
630,000	5.000	01/01/2024	708,883
1,075,000	5.000	01/01/2025	1,250,046
730,000	5.000	01/01/2026	874,220
South Dakota Health & Educational Facilities Authority RB Refunding for Avera Health Obligated Group Series 2019 A (AA-/A1)(b)(c)
3,525,000	5.000	07/01/2024	3,946,890

			6,780,039

Tennessee – 0.3%
Chattanooga Health Educational & Housing Facility Board RB for CommonSpirit Health Obligated Group Refunding Series 2019 A-1 (BBB+/Baa1)
1,115,000	5.000	08/01/2035	1,390,714
500,000	4.000	08/01/2036	573,577
City of Johnson GO Refunding Bonds Series 2019 B (NR/Aa2)
1,225,000	4.000	06/01/2037	1,438,216
Greeneville Health & Educational Facilities Board RB for Ballad Health Obligated Group Series 2018 A (A-/A3)
6,020,000	5.000	07/01/2034	6,491,034
1,800,000	4.000	07/01/2040	1,988,297
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB for Vanderbilt University Medical Center Series 2016 A (NR/A3)
400,000	5.000	07/01/2040	471,917
700,000	5.000	07/01/2046	818,931
Metropolitan Government Nashville & Davidson County Health & Educational Facilities RB Refunding for Trevecca Nazarene University Project Series 2019 (BBB-/NR)
75,000	3.000	10/01/2024	76,635

Municipal Bonds – (continued)
Tennessee – (continued)
Metropolitan Government Nashville & Davidson County Industrial Development Board RB for Waste Management, Inc. Series 2001 (A-/NR)(b)(c)
3,000,000	2.850	08/02/2021	3,023,640
Nashville Metropolitan Development & Housing Agency RB for Fifth+ Broadway Development Project Series 2018 (NR/NR)(f)
650,000	4.500	06/01/2028	711,684
Tennergy Corporation Tenn Gas Supply RB Series 2019 A (AA/Aa2)(b)(c)
11,325,000	5.000	10/01/2024	12,982,546

			29,967,191

Texas – 7.3%
Austin Convention Enterprises, Inc. Convention Center Hotel First Tier RB Refunding Series 2017 A (BB+/NR)
1,355,000	5.000	01/01/2029	1,524,505
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2016 (A-/Baa1)
250,000	5.000	01/01/2040	285,462
435,000	5.000	01/01/2046	493,977
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2020 A (A-/Baa1)
530,000	5.000	01/01/2026	630,619
595,000	5.000	01/01/2027	726,868
620,000	5.000	01/01/2028	774,154
650,000	5.000	01/01/2029	827,269
690,000	5.000	01/01/2030	890,249
1,010,000	5.000	01/01/2032	1,289,300
1,115,000	5.000	01/01/2034	1,411,826
585,000	5.000	01/01/2035	738,171
610,000	5.000	01/01/2036	766,158
645,000	5.000	01/01/2037	807,863
675,000	5.000	01/01/2038	842,907
1,420,000	5.000	01/01/2039	1,768,149
Central Texas Regional Mobility Authority RB Series 2021 C (BBB+/Baa2)(h)
12,945,000	5.000	01/01/2027	15,267,844
City of Anna Special Assessment Bonds for Hurricane Creek Public Improvement District Project Series 2019 (NR/NR)(f)
250,000	5.750	09/01/2029	276,899
City of Arlington Special Tax for Senior Lien Series 2018 A (AGM) (AA/A1)
1,325,000	5.000	02/15/2037	1,625,060
City of Austin RB for Airport System Series 2019 B (AMT) (A/A1)
1,700,000	5.000	11/15/2032	2,141,987
2,000,000	5.000	11/15/2033	2,510,043
City of Austin RB Refunding for Airport System Series 2019 (AMT) (A/A1)
1,510,000	5.000	11/15/2022	1,621,685
1,950,000	5.000	11/15/2023	2,178,816
4,845,000	5.000	11/15/2024	5,593,764
1,150,000	5.000	11/15/2025	1,366,692
City of Austin Special Assessment RB for Estancia Hill Country Public Improvement District Series 2018 (NR/NR)(f)
990,000	4.000	11/01/2023	1,022,040
1,650,000	4.500	11/01/2024	1,706,750
2,815,000	4.000	11/01/2028	3,018,252

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
City of Celina Special Assessment Bonds for Wells South Public Improvement District Series 2020 (NR/NR)(f)
$550,000	2.500%	09/01/2025	$560,548
140,000	3.125	09/01/2030	144,547
180,000	3.250	09/01/2030	187,260
355,000	4.000	09/01/2040	379,987
City of Celina Texas Municipal Corp. Special Assessment RB for Glen Crossing Public Improvement District Phase#1 Project Series 2016 (NR/NR)
250,000	4.200	09/01/2027	278,782
575,000	4.800	09/01/2037	635,764
650,000	5.250	09/01/2046	723,760
City of Celina Texas Municipal Corp. Special Assessment RB for Glen Crossing Public Improvement District Phase#1B Project Series 2018 (NR/NR)(f)
110,000	4.375	09/01/2023	113,842
300,000	5.375	09/01/2038	353,751
City of Celina Texas Municipal Corp. Special Assessment RB for Glen Crossing Public Improvement District Phase#2 Project Series 2018 (NR/NR)
199,000	4.625	09/01/2023	206,701
370,000	5.000	09/01/2028	423,954
City of Celinac Special Assessment for Edgewood Creek Public Improvement District Phase#1 Project Series 2021 (NR/NR)(f)
190,000	3.250	09/01/2026	190,067
185,000	3.750	09/01/2031	184,521
City of Fate Special Assessment for Williamsburg East Public Improvement District Area No. 1 Series 2020 (NR/NR)(f)
388,000	2.625	08/15/2025	394,271
171,000	3.375	08/15/2030	176,747
City of Fate Special Assessment RB for Williamsburg Public Improvement District No. 1 Phase#1 Series 2019 (NR/NR)(f)
170,000	3.125	08/15/2024	174,094
340,000	3.500	08/15/2029	366,752
1,905,000	4.000	08/15/2039	2,048,231
1,825,000	4.250	08/15/2049	1,962,729
City of Fate Special Assessment Refunding for Williamsburg Public Improvement District No. 1 Project Series 2019 (BAM) (AA/NR)
150,000	4.000	08/15/2025	165,689
155,000	4.000	08/15/2026	173,541
160,000	4.000	08/15/2027	181,018
165,000	4.000	08/15/2028	187,766
170,000	4.000	08/15/2029	194,154
925,000	3.000	08/15/2034	957,364
City of Fort Worth Water & Sewer System RB Refunding & Improvement Series 2015 A (AA+/Aa1)
8,245,000	5.000	02/15/2024	9,344,413
City of Hackberry Special Assessment RB for Riverdale Lake Public Improvement District No. 2 Phases 4-6 Project Series 2017 (NR/NR)
425,000	4.125	09/01/2027	458,778
1,350,000	4.625	09/01/2037	1,504,026

Municipal Bonds – (continued)
Texas – (continued)
City of Hackberry Special Assessment RB Refunding for Hackberry Public Improvement District No. 3 Phases No. 13-16 Project Series 2017 (NR/NR)
125,000	3.250	09/01/2022	127,016
570,000	4.500	09/01/2027	634,003
1,800,000	4.500	09/01/2037	1,992,204
City of Hackberry Special Assessment RB Refunding for Hidden Cove Public Improvement District No. 2 Project Series 2017 (BBB-/NR)
425,000	4.000	09/01/2024	466,813
440,000	4.000	09/01/2025	490,973
460,000	4.000	09/01/2026	521,697
480,000	4.000	09/01/2027	550,489
City of Haslet Special Assessment RB Refunding for Haslet Public Improvement District No. 5 1 Project Series 2019 (NR/NR)(f)
150,000	3.250	09/01/2024	154,650
290,000	3.625	09/01/2029	314,492
785,000	4.125	09/01/2039	858,097
City of Horseshoe Bay Special Assessment Refunding Bonds for Public Improvement District Series 2020 (NR/NR)
1,110,000	3.000	10/01/2025	1,139,346
645,000	3.000	10/01/2030	667,073
440,000	3.250	10/01/2033	458,263
City of Houston GO Bonds Refunding Series 2019 A (AA/Aa3)
13,745,000	5.000	03/01/2029	17,795,308
City of Houston RB Refunding for Airport System Subordinate Lien Series 2012 A (AMT) (A/NR)(g)
4,800,000	5.000	07/01/2022	5,078,125
City of Houston RB Refunding for Airport System Subordinated Lien Series 2012 B (A/NR)(g)
23,250,000	5.000	07/01/2022	24,642,126
City of Irving RB Refunding for Hotel Occupancy Tax Series 2019 (BBB+/NR)
130,000	5.000	08/15/2024	143,036
130,000	5.000	08/15/2025	145,962
150,000	5.000	08/15/2026	171,383
100,000	5.000	08/15/2027	115,797
125,000	5.000	08/15/2028	146,195
150,000	5.000	08/15/2029	176,952
200,000	5.000	08/15/2030	234,227
280,000	5.000	08/15/2032	324,452
300,000	5.000	08/15/2034	344,959
175,000	5.000	08/15/2035	200,701
250,000	5.000	08/15/2036	285,770
250,000	5.000	08/15/2037	284,490
300,000	5.000	08/15/2038	340,469
300,000	5.000	08/15/2039	339,626
City of Kaufman Special Assessment for Public Improvement District No. 1 Phases#1 Series 2021 (NR/NR)(f)
390,000	2.625	09/15/2026	388,819
230,000	3.125	09/15/2031	227,971
City of Kyle Special Assessment RB for Creeks Public Improvement District Series 2019 (NR/NR)(f)
785,000	3.875	09/01/2024	812,607
1,180,000	4.750	09/01/2044	1,309,505

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
City of Kyle Special Assessment RB for Creeks Public Improvement District Series 2020 (NR/NR)(f)
$210,000	2.625%	09/01/2025	$210,946
505,000	3.125	09/01/2030	508,015
City of Kyle Special Assessment RB for Southwest Kyle Public Improvement District No. 1 Series 2019 (NR/NR)(f)
425,000	4.250	09/01/2029	460,882
1,000,000	4.875	09/01/2044	1,118,880
City of Lago Vista Tessera on Lake Travis Public Improvement District Special Assessment Refunding Bond Series 2010 (NR/NR)
620,000	2.750	09/01/2025	632,811
430,000	3.125	09/01/2030	447,424
City of Lavon Special Assessment RB for Lakepointe Public Improvement District Improvement Area#1 Project Series 2019 (NR/NR)(f)
175,000	3.500	09/15/2024	181,065
250,000	3.750	09/15/2029	274,792
City of Lavon Special Assessment RB for Lakepointe Public Improvement District Major Improvement Area Project Series 2019 (NR/NR)(f)
205,000	4.375	09/15/2029	224,178
City of Lewisville Texas Combination Contract & Special Assessment RB Refunding for Lewisville Castle Hills Public Improvement District No. 3 Project Series 2015 (AGM) (AA/NR)
1,415,000	4.000	09/01/2025	1,496,308
City of Liberty Hill Special Assessment Bonds for Summerlyn West Public Improvement District Series 2020 (NR/NR)(f)
600,000	2.500	09/01/2025	607,913
330,000	3.125	09/01/2030	341,120
845,000	4.000	09/01/2040	904,477
City of Manor Special Assessment RB for Lagos Public Improvement District Series 2020 (NR/NR)(f)
245,000	3.750	09/15/2025	254,883
City of Mclendon-Chisholm Special Assessment Bonds Sonoma Public Improvement District Area #2 Project Series 2019 (NR/NR)(f)
200,000	3.500	09/15/2024	206,819
280,000	3.750	09/15/2029	308,341
City of Mclendon-Chisholm Special Assessment Bonds Sonoma Public Improvement District Area #3 Project Series 2021 (NR/NR)(f)
205,000	2.625	09/15/2026	202,942
240,000	3.125	09/15/2031	234,960
City of Mesquite Special Assessment RB for Iron Horse Public Improvement District Project Series 2019 (NR/NR)(f)
200,000	5.000	09/15/2024	209,014
400,000	5.250	09/15/2029	442,073
City of Mesquite Special Assessment RB for Polo Ridge Public Improvement District No. 2 Phase #1 Project Series 2019 (NR/NR)(f)
530,000	4.250	09/15/2024	549,545
490,000	5.125	09/15/2024	507,661
795,000	4.500	09/15/2029	883,214
775,000	5.375	09/15/2029	857,397

Municipal Bonds – (continued)
Texas – (continued)
City of Midlothian Special Assessment for Redden Farms Public Improvement District Series 2021 (NR/NR)(f)(h)
410,000	3.500	09/15/2031	410,299
1,000,000	3.875	09/15/2041	997,875
City of North Richland Hills Special Assessment for City Point Public Improvement District Project Series 2019 (NR/NR)(f)
375,000	4.500	09/01/2025	388,614
200,000	4.875	09/01/2025	207,734
465,000	4.875	09/01/2030	503,795
265,000	5.250	09/01/2030	288,436
475,000	5.250	09/01/2040	516,124
310,000	5.625	09/01/2040	336,738
845,000	4.125	09/01/2049	929,119
City of Oak Point Public Improvement District No. 2 Special Assessment Series 2020 (NR/NR)(f)
520,000	2.500	09/01/2025	532,013
455,000	3.250	09/01/2030	472,967
City of Oak Point Special Assessment for Wildridge Public Improvement District No. 1 Project Series 2019 (NR/NR)(f)
100,000	3.125	09/01/2024	102,957
145,000	3.500	09/01/2029	159,804
380,000	4.000	09/01/2039	423,638
City of Oak Point Special Assessment RB for Wildridge Public Improvement District No. 1 Series 2018 (NR/NR)(f)
250,000	4.000	09/01/2028	274,313
1,610,000	4.500	09/01/2048	1,725,838
City of Princeton Special Assessment RB for Arcadia Farms Public Improvement District Series 2019 (NR/NR)(f)
151,000	3.500	09/01/2024	155,853
326,000	3.750	09/01/2029	356,957
862,000	4.250	09/01/2039	949,032
City of Princeton Special Assessment RB for Arcadia Farms Public Improvement District Series 2020 (NR/NR)(f)
180,000	3.375	09/01/2030	189,658
City of Princeton Special Assessment RB for Brookside Public Improvement District Series 2019 (NR/NR)
280,000	4.000	09/01/2024	290,825
415,000	4.250	09/01/2029	463,011
655,000	4.875	09/01/2039	745,629
1,000,000	5.000	09/01/2049	1,128,561
City of Princeton Special Assessment RB for Whitewing Trails Public Improvement District No. 2 Series 2019 (NR/NR)(f)
185,000	3.750	09/01/2024	191,413
365,000	4.000	09/01/2029	394,219
580,000	5.000	09/01/2029	630,835
City of Princeton Special Assessment RB for Winchester Public Improvement District Series 2020 (NR/NR)(f)
305,000	3.250	09/01/2030	325,652
City of Royse City Special Assessment for Creekshaw Public Improvement District Area #1 Series 2020 (NR/NR)(f)
535,000	2.625	09/15/2025	543,747
405,000	3.375	09/15/2030	418,592
City of Royse City Special Assessment for Creekshaw Public Improvement District Series 2020 (NR/NR)(f)
225,000	3.625	09/15/2030	237,188
210,000	4.375	09/15/2030	218,870
500,000	4.125	09/15/2040	529,755
400,000	4.875	09/15/2040	422,347

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
City of Royse City Special Assessment for Waterscape Public Improvement District Improvement Series 2019 (NR/NR)(f)
$250,000	3.750%	09/15/2024	$259,012
370,000	4.125	09/15/2029	412,362
1,050,000	4.625	09/15/2039	1,157,681
City of Sachse Special Assessment for Public Improvement District No. 1 Series 2020 (NR/NR)(f)
750,000	2.500	09/15/2025	759,903
305,000	3.250	09/15/2030	315,301
City of San Antonio RB Refunding for Electric & Gas Systems Junior Lien Series 2015 C (A+/Aa2)(b)(c)
30,610,000	1.750	12/01/2024	31,512,392
City of San Antonio RB Refunding for Electric & Gas Systems Junior Lien Series 2018 (A+/Aa2)(b)(c)
2,800,000	2.750	12/01/2022	2,910,828
City of San Antonio RB Refunding for Electric & Gas Systems Series 2015 A (A+/Aa2)(b)(c)
26,495,000	1.750	12/01/2024	27,421,477
City of San Antonio RB Refunding for Electric & Gas Systems Series 2019 (AA-/Aa1)
1,505,000	4.000	02/01/2028	1,816,881
2,000,000	4.000	02/01/2029	2,445,782
2,000,000	4.000	02/01/2030	2,457,683
City of San Marcos Special Assessment for Whisper Public Improvement District Series 2020 (NR/NR)
355,000	4.375	09/01/2025	363,343
500,000	4.875	09/01/2030	529,833
635,000	5.375	09/01/2040	684,421
Clifton Higher Education Finance Corp. RB for YES Prep Public Schools, Inc. Series 2020 (PSF-GTD) (NR/Aaa)
445,000	5.000	04/01/2025	520,786
400,000	5.000	04/01/2026	482,158
550,000	5.000	04/01/2027	678,471
635,000	5.000	04/01/2028	798,374
465,000	5.000	04/01/2029	594,784
365,000	5.000	04/01/2030	474,820
700,000	4.000	04/01/2031	840,490
575,000	4.000	04/01/2035	673,162
1,345,000	4.000	04/01/2037	1,558,315
Clifton Higher Education Finance Corp. RB Refunding for IDEA Public Schools Series 2017 (PSF-GTD) (AAA/NR)
4,370,000	4.000	08/15/2036	5,053,956
3,875,000	4.000	08/15/2037	4,475,176
Comal Independent School District GO Refunding Bonds Series 2017 (PSF-GTD) (NR/Aaa)
1,970,000	5.000	02/01/2025	2,309,107
2,095,000	5.000	02/01/2026	2,535,071
County of Hays Special Assessment for La Cima Public Improvement District Series 2020 (NR/NR)(f)
505,000	2.500	09/15/2025	517,418
350,000	3.250	09/15/2030	364,761
County of Medina Woodlands Public Improvement District Special Assessment for Improvement Area #1 Project Series 2021 (NR/NR)(f)
335,000	3.500	09/01/2026	334,502
395,000	4.125	09/01/2031	393,994

Municipal Bonds – (continued)
Texas – (continued)
Dallas Area Rapid Transit RB Refunding Series 2016 A (AA+/Aa2)
8,325,000	5.000	12/01/2048	9,719,939
Dallas-Fort Worth International Airport Joint Improvement RB Series 2012 D (AMT) (A/A1)(g)
21,430,000	5.000	11/01/2021	22,019,205
Dallas-Fort Worth International Airport Joint RB Improvement Bonds Series 2014 B (AMT) (A/NR)
1,700,000	5.000	11/01/2022	1,822,714
Dallas-Fort Worth International Airport Joint RB Refunding Series 2014 A (AMT) (A/NR)
2,500,000	5.250	11/01/2030	2,781,474
Denton Independent School District GO Bonds 2014 B (PSF-GTD) (AAA/NR)(b)(c)
4,000,000	2.000	08/01/2024	4,204,331
Edinburg Economic Development Corp. Sales Tax RB Series 2019 (NR/NR)(f)
125,000	3.750	08/15/2024	126,628
235,000	4.000	08/15/2029	240,526
775,000	4.500	08/15/2035	794,491
575,000	5.000	08/15/2044	594,635
Fort Worth Special Assessment RB for Fort Worth Public Improvement District No. 17 Major Improvement Project Series 2017 (NR/NR)(f)
395,000	5.000	09/01/2027	425,822
225,000	5.000	09/01/2032	236,816
330,000	5.125	09/01/2037	342,955
Grand Parkway Transportation Corp. System RB Subordinate Tier Series 2018 A (AA+/NR)
18,225,000	5.000	10/01/2037	22,582,023
Grand Parkway Transportation Corp. System Toll Convertible RB Series 2013 B (AA+/NR)(a)
2,950,000	0.000	10/01/2046	3,328,918
4,075,000	0.000	10/01/2047	4,603,599
Gulfgate Redevelopment Authority Tax Allocation Refunding for City of Houston TX Reinvestment Zone No. 8 Series 2020 (AGM) (AA/NR)
400,000	4.000	09/01/2026	452,536
470,000	5.000	09/01/2027	564,374
500,000	5.000	09/01/2028	606,130
745,000	5.000	09/01/2029	913,211
465,000	4.000	09/01/2031	533,288
415,000	4.000	09/01/2033	470,242
650,000	4.000	09/01/2034	733,924
580,000	4.000	09/01/2036	651,986
Harris County Cultural Education Facilities Finance Corp. RB for Memorial Hermann Health System Obligated Group Series 2019 B-2 (A+/A1)(b)(c)
8,000,000	5.000	12/01/2024	9,268,030
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Memorial Hermann Health System Obligated Group Series 2019 A (A+/A1)
4,700,000	5.000	12/01/2024	5,452,559
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Memorial Hermann Health System Obligated Group Series 2020 C-3 (A+/A1)(b)(c)
6,500,000	5.000	12/01/2026	7,988,014

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Memorial Hermann Health System Series 2013 B (A+/A1)(e)
$6,770,000	(SIFMA Municipal Swap Index Yield + 0.95%), 1.020%	06/01/2023	$6,814,163
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Texas Medical Center Series 2019 A (AA-/A1)
1,400,000	5.000	05/15/2030	1,770,283
Harris County Toll Road RB Refunding Senior Lien Series 2007 B (AMBAC) (AA-/Aa1)(e)
19,920,000	(3 Mo. LIBOR + 0.67%), 0.832	08/15/2035	19,355,350
Hickory Creek Texas Special Assessment RB for Hickory Farms Public Improvement Series 2019 (NR/NR)(f)
745,000	4.000	09/01/2029	800,095
Hickory Creek Texas Special Assessment RB for Public Improvement District No. 1 Series 2017 (BBB-/NR)
95,000	3.000	09/01/2024	101,771
100,000	3.500	09/01/2025	110,037
100,000	3.500	09/01/2026	111,095
105,000	3.500	09/01/2027	116,759
Houston Airport System RB for United Airlines, Inc. Airport Improvement Projects Series 2018 C (AMT) (B/NR)
3,295,000	5.000	07/15/2028	3,890,569
Houston Airport System RB Refunding for United Airlines, Inc. Series 2020 A (AMT) (B-/NR)
830,000	5.000	07/01/2027	972,671
Houston Airport System RB Refunding for United Airlines, Inc. Series 2020 B-2 (AMT) (B-/NR)
2,480,000	5.000	07/15/2027	2,908,076
Houston Airport System RB Refunding for United Airlines, Inc. Series 2020 C (AMT) (B-/NR)
4,250,000	5.000	07/15/2027	4,983,598
Houston Airport System RB Refunding Subordinate Lien Series 2018 B (A/A1)
360,000	5.000	07/01/2031	445,601
325,000	5.000	07/01/2032	400,865
Houston Airport System RB Refunding Subordinate Lien Series 2018 D (A/A1)
2,000,000	5.000	07/01/2029	2,506,502
2,175,000	5.000	07/01/2030	2,703,664
2,185,000	5.000	07/01/2031	2,704,549
Houston Higher Education Finance Corp. RB for Houston Baptist University Series 2021 (BBB-/NR)
440,000	3.375	10/01/2037	438,753
Houston Independent School District Limited Tax GO Refunding Bonds Series 2017 (PSF-GTD) (AAA/Aaa)
3,425,000	4.000	02/15/2042	3,864,609
Justin Special Assessment RB for Timberbrook Public Improvement District No. 1 Major Improvement Area Project Series 2018 (NR/NR)(f)
1,315,000	5.000	09/01/2038	1,485,656
Leander Independent School District School Building Capital Appreciation GO Bonds Series 2014 C (PSF-GTD) (NR/NR)(d)(g)
33,515,000	0.000	08/15/2024	11,847,585

Municipal Bonds – (continued)
Texas – (continued)
Lower Colorado River Authority LCRA Transmission Services Corp. Project RB Refunding Series 2019 (A/NR)
2,000,000	5.000	05/15/2030	2,562,341
1,520,000	5.000	05/15/2031	1,939,303
Lower Neches Valley Authority Industrial Development Corp. RB Refunding for Exxon Capital Ventures, Inc. Series 2012 (AA-/Aa2)(b)(c)
13,215,000	0.050	04/01/2021	13,215,000
Lubbock Independent School District GO Bonds Series 2019 (PSF-GTD) (AAA/Aaa)
1,250,000	4.000	02/15/2040	1,450,154
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project Series 2001 A (A-/Baa2)
6,350,000	2.600	11/01/2029	6,746,072
Mission Economic Development Corp. Senior Lien RB for Natgasoline Project Series 2018 (AMT) (BB-/NR)(f)
5,575,000	4.625	10/01/2031	5,924,746
Mitchell County Hospital District GO Bonds Series 2020 (NR/NR)
795,000	5.250	02/15/2030	855,539
405,000	5.375	02/15/2035	450,693
Montgomery County Toll Road Authority Senior Lien RB Series 2018 (BBB-/NR)
1,370,000	5.000	09/15/2032	1,553,504
710,000	5.000	09/15/2033	803,313
750,000	5.000	09/15/2034	846,056
790,000	5.000	09/15/2035	889,783
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Cityscape Schools, Inc. Series 2019 A (BB+/NR)(f)
335,000	4.000	08/15/2029	364,993
610,000	5.000	08/15/2039	673,828
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Collegiate Housing Island Campus Project Series 2017 A (BB+/Ba1)
765,000	5.000	04/01/2027	818,406
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station I, LLC – Texas A&M University Collegiate Housing Corpus Christi Project Series 2014 A (B-/NR)
1,000,000	5.000	04/01/2039	965,478
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station II, LLC – Texas A&M University Collegiate Housing Corpus Christi Project Series 2016 A (B/B2)
645,000	4.000	04/01/2022	647,046
320,000	4.000	04/01/2023	321,579
275,000	4.000	04/01/2024	276,153
365,000	4.000	04/01/2025	366,067
375,000	4.000	04/01/2026	375,167
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Tarleton State University Collegiate Housing Project Series 2015 A (NR/WR)(g)
250,000	5.000	04/01/2025	294,484

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
North Texas Tollway Authority RB Convertible Capital Appreciation Special Project System Series 2011 (WD/NR)(a)(g)
$1,000,000	0.000%	09/01/2031	$1,362,055
North Texas Tollway Authority RB Refunding for First Tier Series 2017 A (A+/A1)
1,300,000	5.000	01/01/2037	1,549,570
2,750,000	5.000	01/01/2038	3,349,458
North Texas Tollway Authority RB Refunding for Second Tier Series 2017 B (A/A2)
2,000,000	5.000	01/01/2032	2,404,623
1,500,000	5.000	01/01/2048	1,745,064
North Texas Tollway Authority RB Special Project System Series 2011 A (WD/NR)(g)
1,000,000	5.500	09/01/2021	1,021,723
1,000,000	6.000	09/01/2021	1,023,665
North Texas Tollway Authority System RB Refunding First Tier Series 2016 A (A+/A1)
550,000	5.000	01/01/2022	569,355
North Texas Tollway Authority System RB Refunding for Capital Appreciation First Tier Series 2008 I (A+/A1)
6,000,000	6.500	01/01/2043	7,137,310
Pasadena Independent School District GO Bonds Series 2015 B (PSF-GTD) (AAA/Aaa)(b)(c)
3,280,000	1.500	08/15/2024	3,384,179
Port Beaumont Navigation District RB Refunding for Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group Series 2020 A (AMT) (NR/NR)(f)
3,470,000	3.625	01/01/2035	3,546,050
Port Beaumont Navigation District RB Refunding for Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group Series 2020 B (NR/NR)(f)
3,690,000	6.000	01/01/2025	3,787,464
Round Rock Independent School District GO Refunding Bonds Series 2019 A (PSF-GTD) (AAA/Aaa)
4,630,000	4.000	08/01/2032	5,649,829
Royse Special Assessment RB for Parkside Village Public Improvement District Series 2019 (NR/NR)(f)
250,000	3.250	09/15/2024	255,953
355,000	3.625	09/15/2029	382,822
1,250,000	4.125	09/15/2039	1,350,680
Southwest Houston Redevelopment Authority RB for City of Houston TX Reinvestment Zone No. 20 Series 2020 (AGM) (AA/NR)
285,000	5.000	09/01/2027	342,035
335,000	5.000	09/01/2029	410,638
395,000	4.000	09/01/2032	449,549
395,000	4.000	09/01/2034	444,586
615,000	4.000	09/01/2036	688,049
1,040,000	2.625	09/01/2038	1,002,040
1,230,000	2.750	09/01/2039	1,197,179
1,200,000	2.750	09/01/2040	1,160,869
State of Texas College Student Loan GO Unlimited Bonds Series 2019 (AMT) (AAA/Aaa)
3,005,000	4.000	08/01/2025	3,433,551
5,905,000	5.000	08/01/2026	7,196,875
4,590,000	5.000	08/01/2027	5,728,247

Municipal Bonds – (continued)
Texas – (continued)
State of Texas College Student Loan GO Unlimited Bonds Series 2019 (AMT) (AAA/Aaa) – (continued)
5,010,000	5.000	08/01/2028	6,376,391
6,835,000	5.000	08/01/2029	8,739,138
Tarrant County Cultural Education Facilities Finance Corp. RB Refunding for Air Force Village Obligated Group Series 2016 (BB+/NR)
2,100,000	5.000	05/15/2021	2,107,608
2,730,000	5.000	05/15/2022	2,825,624
Tarrant County Cultural Education Facilities Finance Corporation Christus Health Obligation Group RB Series 2018 B (A+/A1)
13,655,000	5.000	07/01/2036	16,840,255
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2006 B (A-/A2)(e)
5,015,000	(3 Mo. LIBOR + 0.70%), 0.823	12/15/2026	5,028,939
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2008 D (A-/A2)
4,250,000	6.250	12/15/2026	4,993,390
Texas Municipal Gas Acquisition & Supply Corp. II RB Series 2007 B (A-/A2)(e)
2,795,000	(SIFMA Municipal Swap Index Yield + 0.55%), 0.620	09/15/2027	2,789,213
Texas Municipal Gas Acquisition & Supply Corp. III RB Refunding Series 2021 (BBB+/A3)
2,510,000	5.000	12/15/2031	3,281,191
2,295,000	5.000	12/15/2032	3,034,798
Texas Private Activity Bonds Surface Transportation Corp. RB Refunding for NTE Mobility Partners LLC Series 2019 A (BBB/Baa2)
7,200,000	5.000	12/31/2030	9,144,151
10,000,000	5.000	12/31/2031	12,644,249
3,040,000	5.000	12/31/2032	3,825,203
4,000,000	5.000	12/31/2033	5,016,867
5,000,000	5.000	12/31/2034	6,249,421
4,000,000	5.000	12/31/2035	4,983,735
4,030,000	5.000	12/31/2036	5,007,160
Texas Private Activity Bonds Surface Transportation Corp. RB Senior Lien for Blueridge Transportation Group, LLC SH 288 Toll Lanes Project Series 2016 (AMT) (BBB-/Baa3)
9,840,000	5.000	12/31/2055	10,976,097
Texas Private Activity Bonds Surface Transportation Corp. RB Senior Lien for Mobility Partners Segment 3 LLC Series 2019 (AMT) (BBB-/Baa3)
7,215,000	5.000	06/30/2058	8,605,925
Texas Transportation Commission Central Turnpike System RB Refunding Second Tier Series 2015 C (A-/Baa1)
1,380,000	5.000	08/15/2042	1,529,236
Town of Little Special Assessment RB for Hillstone Pointe Public Improvement District No. 2 Phases 2-3 Project Series 2018 (NR/NR)(f)
135,000	4.750	09/01/2023	140,619
360,000	5.250	09/01/2028	416,427

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
Town of Little Special Assessment RB for Lakeside Estates Public Improvement District No. 2 Project Series 2017 (NR/NR)(f)
$265,000	4.500%	09/01/2027	$285,944
United Independent School District GO Refunding Bonds Series 2020 (PSF-GTD) (AAA/Aaa)(d)
500,000	0.000	08/15/2026	467,583
University Houston Consolidated RB Refunding Series 2017 C (AA/Aa2)
8,500,000	3.250	02/15/2041	9,034,244
University of Texas System Revenue Financing System RB Refunding Series 2017 C (AAA/Aaa)
5,865,000	5.000	08/15/2026	7,207,533
Viridian Municipal Management District Special Assessment Bonds Series 2020 (NR/NR)
315,000	2.375	12/01/2025	318,965
308,000	2.875	12/01/2030	314,266
Viridian Municipal Management District Tarrant County Special Assessment RB Series 2018 (NR/NR)
261,000	4.000	12/01/2023	271,592
520,000	4.250	12/01/2029	547,580
1,159,000	4.625	12/01/2035	1,216,739
1,604,000	5.000	12/01/2045	1,684,399

			679,452,500

Utah – 0.8%
Jordan School District GO School Building Bonds Series 2019 B (SCH BD GTY) (AAA/Aaa)
1,625,000	5.000	06/15/2022	1,719,216
2,175,000	5.000	06/15/2023	2,403,989
2,355,000	5.000	06/15/2024	2,701,674
2,400,000	5.000	06/15/2025	2,848,102
2,750,000	5.000	06/15/2027	3,461,273
Medical School Campus Public Infrastructure District GO Bonds Series 2020 A (NR/NR)(f)
3,875,000	5.250	02/01/2040	3,967,634
Salt Lake City Corporation Airport RB Series 2018 A (AMT) (A/A2)
18,635,000	5.000	07/01/2037	22,583,227
Salt Lake City RB for International Airport Series 2017 A (AMT) (A/A2)
2,650,000	5.000	07/01/2047	3,102,334
Salt Lake City RB for International Airport Series 2018 A (AMT) (A/A2)
5,000,000	5.000	07/01/2029	6,238,874
5,500,000	5.000	07/01/2030	6,836,853
4,110,000	5.000	07/01/2048	4,878,745
7,250,000	5.250	07/01/2048	8,726,765
Utah Charter School Finance Authority RB Refunding for Summit Academy, Inc. Series 2019 A (AA/NR)
700,000	5.000	04/15/2039	836,257
625,000	5.000	04/15/2044	737,944
1,150,000	5.000	04/15/2049	1,349,291
Utah Transit Authority Sales Tax RB Refunding Subordinate Series 2015 A (AA/Aa2)
3,065,000	4.000	06/15/2034	3,391,453

			75,783,631

Municipal Bonds – (continued)
Vermont – 0.0%
Vermont Economic Development Authority RB Refunding for Wake Robin Corp. Series 2017 A (NR/NR)
745,000	5.000	05/01/2025	791,704
585,000	5.000	05/01/2026	627,411

			1,419,115

Virgin Islands – 0.1%
Virgin Islands Public Finance Authority RB Matching Fund Loan Note Senior Lien Series 2010 A (NR/Caa2)
1,410,000	5.000	10/01/2029	1,413,153
Virgin Islands Public Finance Authority RB Matching Fund Loan Note Series 2012 A (NR/Caa2)
700,000	5.000	10/01/2032	693,022
Virgin Islands Public Finance Authority RB Refunding for Virgin Islands Gross Receipts Taxes Loan Note Series 2014 C (WD/NR)
4,700,000	5.000	10/01/2039	4,229,879
Virgin Islands Public Finance Authority RB Series 2014 A (AGM-CR) (AA/A2)(f)
5,000,000	5.000	10/01/2034	5,516,065

			11,852,119

Virginia – 1.5%
Chesapeake Bay Bridge & Tunnel District RB First Tier General Resolution Anticipation Notes Series 2019 (BBB/Baa2)
19,500,000	5.000	11/01/2023	21,714,566
Chesapeake Economic Development Authority RB Refunding for Virginia Electric & Power Co. Series 2008 A (BBB+/A2)(b)(c)
1,700,000	1.900	06/01/2023	1,740,928
County of Arlington GO Bonds for Public Improvement Series 2019 (AAA/Aaa)
6,990,000	5.000	06/15/2030	9,192,539
Fairfax County Economic Development Authority Residential Care Facilities Mortgage RB Refunding for Goodwin House Incorporated Series 2016 A (BBB+/NR)
1,250,000	4.000	10/01/2042	1,340,428
Farmville Industrial Development Authority RB Refunding for Longwood Housing Foundation LLC Series 2020 A (BBB-/NR)
3,000,000	5.000	01/01/2040	3,525,871
Louisa Industrial Development Authority Pollution Control RB Refunding Virginia Electric & Power Co. Series 2008 A (BBB+/A2)(b)(c)
1,000,000	1.900	06/01/2023	1,028,662
Louisa Industrial Development Authority Pollution Control RB Refunding Virginia Electric & Power Co. Series 2008 C (BBB+/A2)(b)(c)
1,850,000	1.800	04/01/2022	1,874,799
Peninsula Ports Authority RB Refunding for Dominion Terminal Associates Series 2003 (BBB/Baa2)(b)(c)
2,250,000	1.700	10/01/2022	2,274,417
Salem Economic Development Authority RB Refunding for Roanoke College Series 2020 (BBB+/NR)
305,000	5.000	04/01/2026	355,285
305,000	5.000	04/01/2027	362,555
350,000	5.000	04/01/2028	422,294
405,000	5.000	04/01/2029	494,662

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Virginia – (continued)
Salem Economic Development Authority RB Refunding for Roanoke College Series 2020 (BBB+/NR) – (continued)
$305,000	5.000%	04/01/2030	$375,358
650,000	5.000	04/01/2031	793,285
265,000	5.000	04/01/2032	321,584
570,000	5.000	04/01/2033	688,299
345,000	5.000	04/01/2034	414,640
775,000	5.000	04/01/2035	929,226
375,000	5.000	04/01/2036	447,726
905,000	5.000	04/01/2037	1,075,843
410,000	4.000	04/01/2039	444,910
265,000	4.000	04/01/2040	287,135
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 A-1 (B-/B3)
9,355,000	6.706	06/01/2046	9,817,790
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 C (CCC-/NR)(d)
122,865,000	0.000	06/01/2047	28,465,363
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 D (CCC-/NR)(d)
13,500,000	0.000	06/01/2047	3,041,443
Virginia Commonwealth Transportation Board RB Capital Project Series 2012 (AA+/Aa1)
760,000	4.000	05/15/2037	787,162
Virginia Housing Development Authority RB for Rental Housing Series 2019 E (AA+/Aa1)
4,345,000	1.400	12/01/2023	4,346,638
Virginia Port Authority Port Facilities RB Refunding Series 2015 A (AMT) (A/WR)(g)
4,750,000	5.000	07/01/2025	5,608,104
Virginia Small Business Financing Authority Private Activity Tax Exempt Senior Lien RB for Transform 66 P3 Project Series 2017 (AMT) (BBB/Baa3)
2,580,000	5.000	12/31/2047	2,998,727
4,950,000	5.000	12/31/2049	5,747,110
2,835,000	5.000	12/31/2056	3,277,228
Virginia Small Business Financing Authority Senior Lien RB for 95 Express Lanes LLC Project Series 2017 (AMT) (BBB-/NR)
17,500,000	5.000	01/01/2040	18,024,326
Virginia Small Business Financing Authority Senior Lien RB for 95 Express Lanes LLC Project Series 2019 (AMT) (BBB-/NR)
1,535,000	5.000	01/01/2044	1,580,527
355,000	5.000	07/01/2049	365,449
Virginia Small Business Financing Authority Senior Lien RB for Elizabeth River Crossings Opco, LLC Project Series 2012 (BBB-/NR)
750,000	5.500	01/01/2042	784,091
Virginia Small Business Financing Authority Solid Waste Disposal Facilities RB for Covanta Holding Corp. Project Series 2018 (AMT) (B/NR)(b)(c)(f)
300,000	5.000	07/01/2038	313,150
York County Economic Development Authority Pollution Control RB Refunding for Virginia Electric & Power Co. Project Series 2009 A (BBB+/A2)(b)(c)
3,200,000	1.900	06/01/2023	3,279,101

			138,541,221

Municipal Bonds – (continued)
Washington – 1.5%
City of Seattle Limited Tax GO Improvement & Refunding Bonds Series 2015 A (AAA/Aaa)
5,000,000	5.000	06/01/2026	5,939,527
City of Seattle RB for Municipal Light & Power Improvement Series 2018 A (AA/Aa2)
3,340,000	4.000	01/01/2033	3,907,499
6,715,000	4.000	01/01/2034	7,806,926
11,655,000	4.000	01/01/2043	13,228,582
City of Seattle RB Refunding for Drainage & Wastewater Series 2014 (AA+/Aa1)
13,715,000	4.000	05/01/2044	14,718,030
City of Seattle RB Refunding for Drainage & Wastewater Series 2017 (AA+/Aa1)
6,555,000	4.000	07/01/2035	7,584,694
Port of Seattle Industrial Development Corp. RB Refunding for Delta Air Lines, Inc. Series 2012 (AMT) (BB/NR)
3,710,000	5.000	04/01/2030	3,958,216
Port of Seattle Intermediate Lien RB Series 2019 (AMT) (A+/A1)
9,295,000	5.000	04/01/2038	11,239,967
Port of Seattle RB for Intermediate Lien Series 2018 A (AMT) (A+/A1)
5,000,000	5.000	05/01/2043	5,801,064
Port of Seattle Wash RB Refunding Series 2011 B (AMT) (AA-/Aa2)
2,485,000	5.000	09/01/2022	2,531,265
State of Washington GO Bonds Various Purpose Series 2014 D (AA+/Aaa)
15,055,000	5.000	02/01/2026	17,028,683
University of Washington RB Refunding Series 2012 A (AA+/Aaa)(g)
2,500,000	5.000	07/01/2022	2,651,305
Washington Health Care Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-1 (BBB+/Baa1)
985,000	5.000	08/01/2036	1,222,761
1,715,000	5.000	08/01/2037	2,122,242
1,715,000	5.000	08/01/2038	2,114,986
Washington Health Care Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-2 (BBB+/Baa1)
1,300,000	5.000	08/01/2035	1,621,461
2,930,000	5.000	08/01/2036	3,637,248
1,000,000	5.000	08/01/2039	1,230,108
Washington Health Care Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 B-1 (BBB+/Baa1)(b)(c)
5,400,000	5.000	08/01/2024	6,043,055
Washington Health Care Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 B-2 (BBB+/Baa1)(b)(c)
1,265,000	5.000	08/01/2025	1,461,547
Washington Health Care Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 B-3 (BBB+/Baa1)(b)(c)
4,285,000	5.000	08/01/2026	5,096,823
25,000	5.000	08/01/2026	29,736

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Washington – (continued)
Washington Higher Education Facilities Authority RB for Seattle University Series 2020 (A/NR)
$1,000,000	4.000%	05/01/2045	$1,122,247
Washington State Convention Center Public Facilities District RB Series 2018 (BBB-/Baa1)
320,000	5.000	07/01/2029	390,659
6,825,000	5.000	07/01/2048	7,932,858
Washington State Housing Finance Commission Nonprofit Housing RB for Presbyterian Retirement Communities Northwest Obligated Group Transforming Age Projects Series 2019 A (BB/NR)(f)
745,000	5.000	01/01/2034	829,252
1,400,000	5.000	01/01/2039	1,542,509
Washington State Motor Vehicle Fuel Tax GO Refunding Bonds Series 2015 C (AMBAC) (AA+/Aaa)(d)
6,855,000	0.000	06/01/2028	6,266,143

			139,059,393

West Virginia – 0.6%
County of Ohio Special District Excise Tax RB Refunding for Fort Henry Economic Opportunity Development District The Highlands Project Series 2019 B (BBB-/NR)
770,000	3.000	03/01/2035	748,575
2,165,000	3.000	03/01/2037	2,073,591
2,175,000	3.250	03/01/2041	2,072,855
State of West Virginia GO Bonds for State Road Series 2019 A (AA-/Aa2)
6,145,000	5.000	06/01/2035	7,893,016
State of West Virginia GO Bonds Series 2018 B (AA-/Aa2)
8,740,000	5.000	06/01/2035	10,901,572
West Virginia Economic Development Authority RB for Arch Resources, Inc. Series 2020 (AMT) (B/B2)(b)(c)
1,575,000	5.000	07/01/2025	1,658,169
West Virginia Hospital Finance Authority RB Refunding for Cabell Huntington Hospital Obligated Group Series 2018 A (BBB+/Baa1)
770,000	5.000	01/01/2033	944,543
910,000	5.000	01/01/2034	1,111,557
1,095,000	5.000	01/01/2035	1,334,249
2,330,000	5.000	01/01/2036	2,831,002
West Virginia Hospital Finance Authority RB Refunding for Charleston Area Medical Center, Inc. Obligated Group Series 2019 A (NR/Baa1)
2,325,000	5.000	09/01/2029	2,952,641
2,645,000	5.000	09/01/2030	3,323,005
2,100,000	5.000	09/01/2031	2,616,799
1,700,000	5.000	09/01/2032	2,102,482
West Virginia University RB Refunding Series 2020 A (AA-/Aa3)
10,125,000	1.549	10/01/2025	10,359,302

			52,923,358

Wisconsin – 1.0%
Public Finance Authority Exempt Facilities RB Refunding for Celanese Project Series 2016 C (AMT) (BBB-/Baa3)
1,000,000	4.300	11/01/2030	1,107,855

Municipal Bonds – (continued)
Wisconsin – (continued)
Public Finance Authority RB for ACTS Retirement-Life Communities, Inc. Obligated Group Series 2020 A (A-/NR)
2,000,000	5.000	11/15/2041	2,387,811
Public Finance Authority RB for Appalachian Regional Healthcare System Obligated Group Series 2021 A (BBB/NR)
265,000	5.000	07/01/2035	331,972
310,000	5.000	07/01/2036	386,879
265,000	5.000	07/01/2037	329,510
310,000	5.000	07/01/2038	384,274
310,000	5.000	07/01/2039	383,144
285,000	5.000	07/01/2040	351,349
310,000	5.000	07/01/2041	380,973
Public Finance Authority RB for Beyond Boone LLC Series 2020 A (AGM) (AA/A2)
220,000	4.000	07/01/2026	252,712
220,000	4.000	07/01/2027	256,800
220,000	4.000	07/01/2028	260,405
220,000	4.000	07/01/2029	256,116
265,000	4.000	07/01/2030	306,336
355,000	4.000	07/01/2031	407,294
420,000	4.000	07/01/2032	480,143
175,000	4.000	07/01/2033	198,718
130,000	4.000	07/01/2034	147,168
155,000	4.000	07/01/2035	175,071
220,000	4.000	07/01/2036	247,741
220,000	4.000	07/01/2037	247,019
265,000	4.000	07/01/2038	296,814
265,000	4.000	07/01/2039	296,118
265,000	4.000	07/01/2040	294,582
Public Finance Authority RB for Charter Day School Obligated Group Series 2020 A (NR/Ba1)(f)
885,000	5.000	12/01/2035	1,001,270
1,950,000	5.000	12/01/2045	2,158,798
Public Finance Authority RB for Eno River Academy Holdings, Inc. Series 2020 A (NR/Ba1)(f)
470,000	4.000	06/15/2030	508,291
815,000	5.000	06/15/2040	915,132
Public Finance Authority RB for Masonic & Eastern Star Home of NC, Inc. Obligated Group Series 2020 A (NR/NR)(f)
1,650,000	4.000	03/01/2030	1,722,263
Public Finance Authority RB for Minnesota Medical University LLC Series 2019 A-1 (NR/NR)*(f)
24,345	5.500	12/01/2048	12,173
Public Finance Authority RB for Minnesota Medical University LLC Series 2019 A-2 (NR/NR)*(f)
51,733	7.250	12/01/2048	25,866
Public Finance Authority RB for Noorda College of Osteopathic Medicine LLC Series 2021 A (NR/Ba2)(f)(h)
4,750,000	5.625	06/01/2050	4,652,979
Public Finance Authority RB for Noorda College of Osteopathic Medicine LLC Series 2021 B (NR/Ba2)(f)(h)
6,025,000	6.500	06/01/2045	5,662,346
Public Finance Authority RB for Prime Healthcare Foundation, Inc. Series 2018 A (BBB-/NR)
500,000	5.200	12/01/2037	565,770

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Wisconsin – (continued)
Public Finance Authority RB for Roseman University of Health Sciences Series 2020 (BB/NR)(f)
$425,000	3.000%	04/01/2025	$435,767
500,000	5.000	04/01/2030	597,504
510,000	5.000	04/01/2040	588,973
Public Finance Authority RB for WFCS Holdings LLC Series 2020 A-1 (NR/NR)(f)
1,180,000	4.500	01/01/2035	1,280,170
Public Finance Authority RB Refunding for Blue Ridge Healthcare Obligated Group Series 2020 A (A/A3)
790,000	5.000	01/01/2026	935,943
635,000	5.000	01/01/2028	788,695
750,000	5.000	01/01/2029	948,861
1,000,000	5.000	01/01/2030	1,285,483
1,400,000	5.000	01/01/2032	1,780,606
950,000	5.000	01/01/2033	1,203,281
900,000	5.000	01/01/2036	1,128,744
500,000	5.000	01/01/2037	624,878
1,400,000	5.000	01/01/2039	1,739,429
500,000	5.000	01/01/2040	619,773
Public Finance Authority RB Refunding for Coral Academy of Science Reno Series 2019 A (NR/NR)(f)
370,000	5.000	06/01/2029	414,165
710,000	5.000	06/01/2039	765,630
Public Finance Authority RB Refunding for Fellowship Senior Living Obligated Group Series 2019 A (BBB+/NR)
1,000,000	4.000	01/01/2030	1,106,284
8,955,000	4.000	01/01/2046	9,399,386
Public Finance Authority RB Refunding for Penick Village Obligated Group Series 2019 (NR/NR)(f)
580,000	4.000	09/01/2029	578,752
770,000	5.000	09/01/2039	798,050
Public Finance Authority RB Refunding for Renown Regional Medical Center Series 2020 B (AGM) (AA/NR)
5,000,000	3.090	06/01/2050	4,571,792
Public Finance Authority RB Refunding for UMA Education, Inc. Project Series 2019 B (BB/NR)(f)
2,770,000	6.125	10/01/2049	2,882,344
Public Finance Authority RB Refunding for Waste Management, Inc. Project Series 2016 A-2 (AMT) (A-/NR)
2,000,000	2.875	05/01/2027	2,183,968
Public Finance Authority Retirement Communities RB Refunding for The Evergreens Obligated Group Series 2019 A (BBB/NR)
425,000	5.000	11/15/2044	479,134
570,000	5.000	11/15/2049	640,387
Public Finance Authority Senior Airport Facilities RB Refunding for Transportation Infrastructure Properties LLC Obligated Group Series 2012 B (AMT) (BBB+/NR)
6,000,000	5.250	07/01/2028	6,276,514
Public Finance Authority Tax Increment Reinvestment Zone No. 11 Tax Allocation Series 2019 (NR/Baa3)(d)
9,810,000	0.000	12/15/2027	7,228,250
Public Finance Authority Waste Management Inc. Project RB Refunding Series 2016 A-3 (AMT) (A-/NR)(b)(c)
10,000,000	2.000	06/01/2021	10,024,517

Municipal Bonds – (continued)
Wisconsin – (continued)
Wisconsin Health & Educational Facilities Authority RB for Hmong American Peace Academy Ltd. Series 2020 (BBB/NR)
350,000	4.000	03/15/2030	389,421
345,000	4.000	03/15/2040	376,849
Wisconsin Health & Educational Facilities Authority RB Refunding for Lawrence University of Wisconsin Series 2020 (NR/Baa1)
1,185,000	3.000	02/01/2042	1,199,815
390,000	4.000	02/01/2045	424,148
Wisconsin State Health & Educational Facilities Authority RB for Saint John’s Communities, Inc. Project Series 2018 A (BBB-/NR)
275,000	4.000	09/15/2021	277,577
225,000	4.000	09/15/2022	231,568
250,000	4.000	09/15/2023	261,807
365,000	4.000	09/15/2024	381,704

			92,241,861

Wyoming – 0.3%
County of Campbell RB Refunding for Basin Electric Power Cooperative Series 2019 A (A/A3)
22,700,000	3.625	07/15/2039	24,160,457

TOTAL MUNICIPAL BONDS
(Cost $8,589,796,980)			$9,121,449,247

Bank Loans(i) – 0.0%
Commercial Support Services – 0.0%
CarbonLite P, LLC DIP Delayed Draw Term Loan
$443,705	12.000%	09/06/2021	$443,705
CarbonLite P, LLC Roll Up Term Loan
1,578,197	12.000	09/06/2021	1,578,197

TOTAL BANK LOANS
(Cost $2,641,384)			$2,021,902

Corporate Bonds – 0.2%
Consumer Services – 0.0%
Howard University Series 2020
$1,250,000	2.516%	10/01/2025	$1,273,774
1,840,000	2.657	10/01/2026	1,859,546
1,500,000	2.757	10/01/2027	1,551,513
1,545,000	2.845	10/01/2028	1,556,249

			6,241,082

Health Care Equipment & Services – 0.1%
CommonSpirit Health
470,000	4.350	11/01/2042	517,455
Prime Healthcare Foundation, Inc. Series B
4,975,000	7.000	12/01/2027	5,841,292

			6,358,747

Real Estate – 0.1%
Benloch Ranch Improvement Association No. 1 Series 2020(j)
5,825,000	9.750	12/01/2039	5,639,008
Benloch Ranch Improvement Association No. 1 Series 2021(f)
3,380,000	9.750	12/01/2039	3,380,000

			9,019,008

TOTAL CORPORATE BONDS
(Cost $20,673,471)			$21,618,837

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligation – 0.5%
U.S. Treasury Notes
$50,000,000	0.375%	12/31/2025	$48,828,125
(Cost $49,869,308)

TOTAL INVESTMENTS – 98.3%
(Cost $8,662,981,143)			$9,193,918,111

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.7%			156,169,791

NET ASSETS – 100.0%			$9,350,087,902

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Security is currently in default and/or non-income producing.

(a)	Zero coupon bond until next reset date.

(b)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on March 31, 2021.

(c)	Variable Rate Demand Instruments - rate shown is that which is in effect on March 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(e)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2021.

(f)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(g)	Pre-refunded security. Maturity date disclosed is pre-refunding date.

(h)	When-issued security.

(i)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on March 31, 2021. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(j)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
AGC	—Insured by Assured Guaranty Corp.
AGC-ICC	—Agency Insured Custody Certificate
AGM	—Insured by Assured Guaranty Municipal Corp.
AGM-CR	—Insured by Assured Guaranty Municipal Corp. Insured Custodial Receipts
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax
ASSURED GTY	—Insured by Assured Guaranty
BAM	—Build America Mutual Assurance Co.
BHAC-CR	—Insured by Berkshire Hathaway Assurance Corp. - Insured Custodial Receipts
COPS	—Certificates of Participation
ETM	—Escrowed to Maturity
FGIC	—Insured by Financial Guaranty Insurance Co.
GARB	—General Airport Revenue Bond
GO	—General Obligation
IDA	—Industrial Development Authority
LIBOR	—London Interbank Offered Rate
Mo.	—Month
MUN GOVT GTD	—Municipal Government Guaranteed
NATL-RE	—Insured by National Public Finance Guarantee Corp.
NATL-RE-IBC	—Insured by National Public Finance Guarantee Corp. - Insured Bond Certificates
NR	—Not Rated
PCRB	—Pollution Control Revenue Bond
PSF-GTD	—Guaranteed by Permanent School Fund
Q-SBLF	—Qualified School Board Loan Fund
RB	—Revenue Bond
RMKT	—Remarketed
SCH BD GTY	—School Bond Guaranty
SCH BD RES FD	—School Bond Reserve Fund
SCSDE	—South Carolina State Department of Education
SD CRED PROG	—School District Credit Program
SIFMA	—The Securities Industry and Financial Markets Association
ST AID WITHHLDG	—State Aid Withholding
ST APPROP	—State Appropriation
USD	—United States Dollar
WR	—Withdrawn Rating

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts:
U.S. Treasury 10 Year Ultra Note	(868)	06/21/2021	$(124,883,500)	$3,131,553
U.S. Treasury Ultra Bond	(332)	06/21/2021	(60,403,250)	1,259,205

Total Futures Contracts				$4,390,758

SWAP CONTRACTS — At March 31, 2021, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index(a)	Financing Rate Received (Paid) by the Fund	Credit Spread at March 31, 2021(b)	Counterparty	Termination Date	Notional Amount (000’s)		Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
California State Various Purpose GO Bonds Series 2003, 5.000%, 11/01/2023	1.000%	0.266%	Bank of America NA	03/20/2023	USD	1,000	$14,758	$(9,761)	$24,519
California State Various Purpose GO Bonds Series 2003, 5.250%, 11/01/2023	1.000	0.266	JPMorgan Chase Bank NA	03/20/2023		1,000	14,758	(9,761)	24,519

TOTAL							$29,516	$(19,522)	$49,038

(a)	Payments received quarterly.
(b)	Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – 98.0%
Alabama – 1.7%
Central Etowah County Solid Waste Disposal Authority RB for Evergreen Environmental Partners LLC Series 2020 A (NR/NR)(a)
$5,720,000	6.000%	07/01/2045	$5,826,812
Central Etowah County Solid Waste Disposal Authority RB for Evergreen Environmental Partners LLC Series 2020 B (NR/NR)(a)
2,880,000	8.000	07/01/2028	2,881,000
Hoover Industrial Development Board RB for United States Steel Corp. Series 2019 (AMT) (B-/Caa2)
19,150,000	5.750	10/01/2049	21,971,276
Houston County Health Care Authority RB for Southeast Alabama Medical Center Series 2016 A (BBB+/NR)
2,625,000	5.000	10/01/2030	3,043,321
Jefferson County Senior Lien Sewer RB Warrants Series 2013 A (AGM) (AA/A2)
2,205,000	5.500	10/01/2053	2,478,205
Jefferson County Senior Lien Sewer RB Warrants Series 2013 C (AGM) (AA/A2)(b)
5,750,000	0.000	10/01/2038	5,844,940
6,000,000	0.000	10/01/2042	6,077,351
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (BBB/NR)
8,300,000	6.000	10/01/2042	9,642,621
19,850,000	7.000	10/01/2051	23,554,389
81,815,000	6.500	10/01/2053	96,085,107

			177,405,022

Alaska – 0.1%
Northern Tobacco Securitization Corp. RB Refunding Asset- Backed Bonds Series 2006 A (NR/B3)
6,280,000	5.000	06/01/2046	6,352,145
Northern Tobacco Securitization Corp. RB Refunding Capital Appreciation Asset-Backed Bonds 1st Subordinate Series 2006 B (WD/NR)(c)
6,780,000	0.000	06/01/2046	1,441,696

			7,793,841

Arizona – 1.8%
Apache County IDA PCRB for Tucson Electric Power Company Series 2012 A (A-/A3)
4,500,000	4.500	03/01/2030	4,616,295
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (AA-/NR)(d)
63,640,000	(3 Mo. LIBOR + 0.81%), 0.969	01/01/2037	63,362,918
Arizona Industrial Development Authority RB for Candeo Schools Obligated Group Project Series 2020 A (SD CRED PROG) (AA-/NR)
665,000	4.000	07/01/2047	716,078
Arizona Industrial Development Authority RB for Equitable School Revolving Fund LLC Obligated Group Series 2019 A (A/NR)
1,500,000	4.000	11/01/2049	1,660,596

Municipal Bonds – (continued)
Arizona – (continued)
Arizona Industrial Development Authority RB for Equitable School Revolving Fund LLC Obligated Group Series 2020 A (A/NR)
1,975,000	4.000	11/01/2045	2,242,966
2,350,000	4.000	11/01/2050	2,660,222
Arizona Industrial Development Authority RB for Great Lakes Senior Living Communities LLC Project First Tier Series 2019 A (B+/NR)
1,000,000	5.000	01/01/2043	1,007,311
5,250,000	4.500	01/01/2049	4,902,811
3,300,000	5.000	01/01/2054	3,201,499
Arizona Industrial Development Authority RB for Great Lakes Senior Living Communities LLC Project Second Tier Series 2019 B (B/NR)
275,000	5.000	01/01/2037	255,148
200,000	5.000	01/01/2038	184,197
650,000	5.000	01/01/2043	563,768
3,450,000	5.000	01/01/2049	2,900,698
1,100,000	5.125	01/01/2054	920,339
Arizona Industrial Development Authority RB for Provident Group – EMU Properties LLC Series 2018 (NR/Baa2)
1,000,000	5.000	05/01/2038	1,049,096
2,780,000	5.000	05/01/2043	2,883,869
3,450,000	5.000	05/01/2048	3,551,627
2,000,000	5.000	05/01/2051	2,051,412
Arizona Industrial Development Authority RB Refunding for Pinecrest Academy of Nevada Series 2020 A-1 (BB+/NR)(a)
10,845,000	5.000	07/15/2053	12,028,636
City of Phoenix Civic Improvement Corporation RB for Junior Lien Airport Series 2019 A (A/A1)
1,625,000	3.000	07/01/2049	1,673,172
City of Phoenix Civic Improvement Corporation RB for Junior Lien Airport Series 2019 B (AMT) (A/A1)
1,085,000	4.000	07/01/2044	1,204,735
3,540,000	5.000	07/01/2044	4,250,983
2,710,000	3.250	07/01/2049	2,803,610
1,625,000	5.000	07/01/2049	1,939,391
City of Tempe IDA RB Refunding for Friendship Village Series 2012 A (NR/NR)
1,250,000	6.250	12/01/2042	1,270,055
1,325,000	6.250	12/01/2046	1,345,135
Estrella Mountain Ranch Community Facilities District Lucero Assessment District No. 1 Special Assessment RB Series 2019 (NR/NR)
625,000	3.500	07/01/2029	645,681
600,000	4.100	07/01/2034	616,628
1,909,000	4.750	07/01/2043	1,959,444
Glendale Industrial Development Authority RB for People of Faith, Inc. Obligated Group Series 2020 A (BBB-/NR)
6,600,000	5.000	05/15/2056	7,321,452
La Paz County Industrial Development Authority RB for American Fiber Optics LLC Series 2018 A (NR/NR)(a)
3,100,000	6.000	08/01/2028	2,981,953
16,130,000	6.250	08/01/2040	15,077,392

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Arizona – (continued)
La Paz County Industrial Development Authority RB for Harmony Public Schools Series 2021 A (BBB/NR)
$580,000	4.000%	02/15/2051	$632,395
Maricopa County Industrial Development Authority RB for Arizona Autism Charter Schools Obligated Group Series 2020 A (BB/NR)(a)
700,000	5.000	07/01/2050	772,445
1,340,000	5.000	07/01/2054	1,474,657
Maricopa County Industrial Development Authority RB for Ottawa University Series 2020 (NR/NR)(a)
1,885,000	5.250	10/01/2040	1,988,730
1,885,000	5.500	10/01/2051	1,981,682
Maricopa County Industrial Development Authority RB Refunding for Legacy Traditional School Obligated Group Series 2019 A (SD CRED PROG) (AA-/Ba2)
1,500,000	5.000	07/01/2049	1,775,433
1,650,000	5.000	07/01/2054	1,948,409
Pima County IDA RB Refunding for Career Success Schools, Inc. Series 2020 (NR/NR)(a)
250,000	5.500	05/01/2040	262,739
950,000	5.750	05/01/2050	999,055
Pima County IDA RB Refunding for Tucson Electric Power Co. Project Series 2012 A (A-/A3)
5,350,000	4.500	06/01/2030	5,525,309
Pima County IDA RB Refunding for Tucson Electric Power Co. Project Series 2013 A (A-/A3)
3,390,000	4.000	09/01/2029	3,541,373
Tempe Industrial Development Authority RB for Tempe Life Care Village Obligated Group Series 2019 (NR/NR)
1,520,000	5.000	12/01/2050	1,541,818
1,900,000	5.000	12/01/2054	1,922,509
The Industrial Development Authority of the City of Phoenix RB Refunding for Downtown Phoenix Student Housing LLC Series 2018 (NR/Baa3)
850,000	5.000	07/01/2037	964,574
1,000,000	5.000	07/01/2042	1,120,907
University Medical Center Corp. RB Series 2011 (NR/WR)(e)
3,500,000	6.000	07/01/2021	3,548,789

			183,849,941

Arkansas – 0.2%
Arkansas Development Finance Authority RB for Baptist Health Obligated Group Series 2019 (A/NR)
7,235,000	5.000	12/01/2047	8,776,847
5,370,000	3.200	12/01/2049	5,486,730
Arkansas Development Finance Authority RB Refunding for Central Arkansas Radiation Therapy Institute, Inc. Series 2021 (NR/NR)
5,090,000	3.500	07/01/2038	5,096,242

			19,359,819

California – 11.1%
ABC Unified School District GO Bonds Series 2001 C (NATL-RE) (AA-/Aa2)(c)
1,600,000	0.000	08/01/2026	1,521,006

Municipal Bonds – (continued)
California – (continued)
Alameda County Oakland Unified School District GO Bonds Election of 2012 Series 2015 A (A-/A1)
3,000,000	5.000	08/01/2040	3,505,092
Alhambra California Unified School District Election of 2008 GO Bonds Capital Appreciation for Elementary Schools Improvement District Series 2011 B (AGM) (AA/Aa2)(c)
4,995,000	0.000	08/01/2037	3,528,286
Alvord Unified School District GO Bonds Capital Appreciation for 2007 Election Series 2007 B (AGM) (AA/A2)(c)
1,850,000	0.000	08/01/2036	1,245,983
Atwater Wastewater RB Refunding Series 2017 A (AGM) (AA/NR)
465,000	5.000	05/01/2040	546,736
1,000,000	5.000	05/01/2043	1,168,891
Beaumont Community Facilities District No. 93-1 Special Tax for Improvement Area No 8F Series 2020 (NR/NR)
2,750,000	4.000	09/01/2050	2,999,568
Calaveras Unified School District GO Bonds for Capital Appreciation Series 2000 (AGM) (AA/A2)(c)
1,055,000	0.000	08/01/2025	1,006,210
California Community College Financing Authority RB for NCCD-Orange Coast Properties LLC Series 2018 (BB/NR)
2,755,000	5.250	05/01/2048	2,932,059
2,850,000	5.250	05/01/2053	3,024,211
California County Tobacco Securitization Agency RB Refunding for Gold Country Settlement Funding Corp. Series 2020 B-2 (NR/NR)(c)
12,620,000	0.000	06/01/2055	3,205,611
California County Tobacco Securitization Agency RB Refunding for Merced County Tobacco Funding Corp. Series 2020 B (NR/NR)
1,350,000	5.000	06/01/2050	1,577,300
California County Tobacco Securitization Agency RB Refunding for Sonoma County Securitization Corp. Series 2020 B-1 (BBB-/NR)
900,000	5.000	06/01/2049	1,097,621
California County Tobacco Securitization Agency RB Refunding for Sonoma County Securitization Corp. Series 2020 B-2 (NR/NR)(c)
7,375,000	0.000	06/01/2055	1,782,711
California County Tobacco Securitization Agency RB Refunding Series 2020 A (BBB+/NR)
875,000	4.000	06/01/2049	1,004,159
California County Tobacco Securitization Agency RB Refunding Series 2020 B-1 (BBB-/NR)
620,000	5.000	06/01/2049	749,676
California County Tobacco Securitization Agency RB Refunding Series 2020 B-2 (NR/NR)(c)
32,690,000	0.000	06/01/2055	6,316,561
California County Tobacco Securitization Agency Tobacco Settlement RB Capital Appreciation Subordinate Series 2006 C (WD/NR)(c)
145,220,000	0.000	06/01/2055	17,456,824
California Enterprise Development Authority RB for Provident Group-SDSU Properties LLC – M@College Project Series 2020 A (NR/Baa3)
565,000	5.000	08/01/2050	677,631

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
California Enterprise Development Authority RB for Provident Group-SDSU Properties LLC – M@College Project Series 2020 A (NR/Baa3) – (continued)
$775,000	5.000%	08/01/2055	$922,418
425,000	5.000	08/01/2057	503,916
California Health Facilities Financing Authority RB for El Camino Hospital Series 2017 (AA/A1)
1,500,000	5.000	02/01/2042	1,761,573
4,000,000	5.000	02/01/2047	4,664,955
California Health Facilities Financing Authority RB for Lucile Salter Packard Children’s Hospital Series 2017 A (A+/A1)
8,100,000	5.000	11/15/2056	9,576,150
California Health Facilities Financing Authority RB Refunding for CommonSpirit Health Obligated Group Series 2020 A (BBB+/Baa1)
14,220,000	4.000	04/01/2049	16,093,931
California Infrastructure & Economic Development Bank RB for WFCS Holdings LLC Series 2020 A-1 (NR/NR)(a)
1,000,000	5.000	01/01/2055	1,124,207
California Municipal Finance Authority RB for CHF-Riverside II LLC UCR North District Phase 1 Student Housing Project Series 2019 (NR/Baa3)
1,400,000	5.000	05/15/2049	1,655,331
950,000	5.000	05/15/2052	1,120,854
California Municipal Finance Authority RB for Community Medical Centers Series 2017 A (A-/A3)
1,800,000	5.000	02/01/2042	2,065,634
17,675,000	5.000	02/01/2047	20,143,277
California Municipal Finance Authority RB for LAX Integrated Express Solutions LLC Senior Lien Series 2018 A (AMT) (BBB-/NR)
7,605,000	5.000	12/31/2043	8,982,148
California Municipal Finance Authority RB for P3 Claremont Holdings LLC Series 2020 A (NR/NR)(a)
1,135,000	5.000	07/01/2052	1,254,172
California Municipal Finance Authority RB for The Learning Choice Academy Series 2021 A (BBB-/NR)
1,510,000	4.000	07/01/2051	1,671,474
1,035,000	4.000	07/01/2055	1,136,004
California Municipal Finance Authority RB Refunding for California Lutheran University Series 2018 (NR/Baa1)
250,000	5.000	10/01/2034	302,564
250,000	5.000	10/01/2036	300,879
300,000	5.000	10/01/2037	360,283
300,000	5.000	10/01/2038	359,386
California Municipal Finance Authority RB Refunding for Claremont Graduate University Series 2020 B (NR/NR)(a)
1,090,000	5.000	10/01/2049	1,235,822
1,740,000	5.000	10/01/2054	1,965,681
California Municipal Finance Authority Senior Lien RB for LAX Integrated Express Solutions LLC Project Series 2018 A (AMT) (BBB-/NR)
10,375,000	5.000	12/31/2037	12,456,264
2,300,000	5.000	12/31/2038	2,754,669
California Pollution Control Financing Authority RB for Mission Rock Utilities, Inc. Series 2020 (NR/NR)(a)
8,900,000	4.000	11/01/2023	8,901,324

Municipal Bonds – (continued)
California – (continued)
California Pollution Control Financing Authority Solid Waste Disposal RB for Rialto Bioenergy Facility LLC Project Series 2019 (AMT) (NR/NR)(a)
7,550,000	6.750	12/01/2028	7,611,821
45,930,000	7.500	12/01/2040	46,562,180
California Pollution Control Financing Authority Water Furnishing RB Refunding for San Diego County Water Desalination Project Series 2019 (BBB/Baa3)(a)
15,850,000	5.000	11/21/2045	18,781,061
California Public Finance Authority RB for Excelsior Charter School Project Series 2020 A (NR/NR)(a)
1,540,000	5.000	06/15/2050	1,652,486
1,030,000	5.000	06/15/2055	1,102,288
California School Finance Authority RB for Classical Academy Obligated Group Series 2020 A (BBB-/NR)(a)
3,300,000	5.000	10/01/2050	3,763,478
California School Finance Authority RB for Fenton Charter Public Schools Series 2020 A (BB+/NR)(a)
750,000	5.000	07/01/2050	827,551
1,000,000	5.000	07/01/2058	1,097,464
California School Finance Authority RB for Lifeline Education Charter School, Inc. Series 2020 A (BB+/NR)(a)
820,000	5.000	07/01/2045	915,784
1,240,000	5.000	07/01/2055	1,372,169
California School Finance Authority RB for VSF School Facilities No. 1 LLC Series 2020 A (BB+/NR)(a)
2,420,000	5.000	07/01/2059	2,645,430
California School Finance Authority RB for VSF School Facilities No. 1 LLC Series 2020 B (BB+/NR)(a)
975,000	4.000	07/01/2045	1,012,422
California State Various Purpose GO Bonds Series 2020 (AA-/Aa2)
20,000,000	3.000	11/01/2050	21,064,930
California Statewide Communities Development Authority Community Facilities District No. 2007-01 Special Tax Refunding for Orinda Wilder Project Series 2015 (NR/NR)
1,175,000	5.000	09/01/2030	1,321,736
1,255,000	5.000	09/01/2037	1,392,037
California Statewide Communities Development Authority Community Facilities District No. 2018-02 Special Tax for Improvement Area No. 1 Series 2020 (NR/NR)(a)
2,880,000	7.250	09/01/2050	3,052,224
California Statewide Communities Development Authority Community Facilities District No. 2020-02 Special Tax for Improvement Area No. 1 Series 2021 (NR/NR)
1,820,000	4.000	09/01/2051	2,004,301
California Statewide Communities Development Authority Infrastructure Program RB for Pacific Highlands Ranch Series 2019 (NR/NR)
850,000	4.000	09/02/2044	929,618
685,000	5.000	09/02/2049	801,655
California Statewide Communities Development Authority Infrastructure Program Special Assessment Bonds Series 2018 B (NR/NR)
1,495,000	5.000	09/02/2038	1,766,967
575,000	5.000	09/02/2043	672,473
1,785,000	5.000	09/02/2048	2,068,801

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
California Statewide Communities Development Authority Infrastructure Program Special Assessment Bonds Series 2019 A (NR/NR)
$1,345,000	5.000%	09/02/2039	$1,604,298
895,000	5.000	09/02/2044	1,056,670
945,000	5.000	09/02/2048	1,110,281
California Statewide Communities Development Authority Infrastructure Program Special Assessment Bonds Series 2019 B (NR/NR)
950,000	5.000	09/02/2039	1,129,175
1,080,000	5.000	09/02/2044	1,267,958
1,570,000	5.000	09/02/2049	1,832,234
California Statewide Communities Development Authority RB for Lancer Educational Housing LLC Project Series 2019 A (NR/NR)(a)
375,000	5.000	06/01/2034	432,110
475,000	5.000	06/01/2039	539,945
1,340,000	5.000	06/01/2051	1,494,562
California Statewide Communities Development Authority RB for Lancer Plaza Project Series 2013 (NR/NR)
1,875,000	5.875	11/01/2043	2,015,152
California Statewide Communities Development Authority RB for Loma Linda University Medical Center Obligated Group Series 2018 A (BB-/NR)(a)
950,000	5.250	12/01/2043	1,112,786
9,000,000	5.500	12/01/2058	10,572,401
California Statewide Communities Development Authority RB for Marin General Hospital Obligated Group Series 2018 A (BBB+/NR)
500,000	5.000	08/01/2038	588,917
3,000,000	4.000	08/01/2045	3,113,886
California Statewide Communities Development Authority RB for NCCD-Hooper Street LLC Project Series 2019 (B/NR)(a)
2,350,000	5.250	07/01/2039	2,435,604
3,125,000	5.250	07/01/2049	3,200,509
1,450,000	5.250	07/01/2052	1,485,036
California Statewide Communities Development Authority RB Refunding for California Baptist University Series 2017 A (NR/NR)(a)
860,000	3.000	11/01/2022	874,048
935,000	5.000	11/01/2032	1,084,443
1,875,000	5.000	11/01/2041	2,129,450
California Statewide Communities Development Authority RB Refunding for Enloe Medical Center Series 2015 (CA MTG INS) (AA-/NR)
2,875,000	5.000	08/15/2038	3,386,127
California Statewide Communities Development Authority RB Refunding for Front Porch Communities & Services Series 2017 A (A-/NR)
1,200,000	5.000	04/01/2047	1,345,585
California Statewide Communities Development Authority RB Refunding for Loma Linda University Medical Center Series 2014 A (BB-/NR)
7,460,000	5.500	12/01/2054	8,290,545
California Statewide Communities Development Authority Special Assessment Bond Series 2020 (NR/NR)
1,230,000	4.000	09/02/2050	1,339,307
945,000	5.000	09/02/2050	1,120,785

Municipal Bonds – (continued)
California – (continued)
California Statewide Communities Development Authority Special Assessment Bonds Series 2018 C (NR/NR)
2,220,000	5.000	09/02/2038	2,610,638
2,500,000	5.000	09/02/2048	2,884,745
California Statewide Communities Development Authority Student Housing RB for University of California Irvine East Campus Apartments, Phase IV-A CHF-Irvine, LLC Series 2017 (NR/Baa1)
3,750,000	5.000	05/15/2042	4,342,603
5,750,000	5.000	05/15/2047	6,616,089
5,640,000	5.000	05/15/2050	6,479,131
California Statewide Financing Authority Tobacco Settlement RB Capital Appreciation for Turbo Pooled Program Series 2006 B (WD/NR)(c)
35,600,000	0.000	06/01/2046	6,508,947
Capistrano Unified School District Special Tax for Capital Appreciation Series 2005 (NATL-RE) (NR/Baa2)(c)
7,000,000	0.000	09/01/2033	5,149,838
Chino Public Financing Authority Tax Exempt RB Series 2019 A (NR/NR)
190,000	3.000	09/01/2037	193,908
195,000	3.000	09/01/2038	198,291
205,000	3.000	09/01/2039	207,916
210,000	3.000	09/01/2040	212,773
715,000	3.125	09/01/2044	726,673
City & County of San Francisco Community Facilities District No. 2016-1 Special Tax Bonds Series 2020 (NR/NR)
1,250,000	4.000	09/01/2050	1,353,568
City of Calimesa CA Community Facilities District No. 2018-1 Special Tax Series 2020 (NR/NR)
865,000	4.000	09/01/2045	951,937
City of Chino CA Community Facilities District No. 2003-3 Special Tax for Improvement Area No. 7 Series 2020 (NR/NR)
515,000	4.000	09/01/2040	575,616
1,500,000	4.000	09/01/2045	1,652,889
3,000,000	4.000	09/01/2050	3,287,243
City of Davis Redevelopment Agency Tax Allocation for Davis Redevelopment Project Series 2011 A (A+/NR)(e)
750,000	6.500	12/01/2021	781,243
City of Fairfield Community Facilities District No. 2019-1 for Improvement Area No. 1 Series 2020 A (NR/NR)(a)
2,850,000	5.000	09/01/2050	3,369,651
City of Fremont Community Facilities District No. 1 Special Tax for Pacific Commons Series 2015 (NR/NR)
3,000,000	5.000	09/01/2045	3,321,293
City of Oakland GO Bonds Series 2020 B-1 (AA/Aa1)
4,750,000	3.000	01/15/2050	5,010,686
City of Ontario CA Community Facilities District No. 43 Special Tax Bonds Series 2020 (NR/NR)
950,000	4.000	09/01/2050	1,050,177
City of Oroville RB for Oroville Hospital Series 2019 (BB/NR)
1,900,000	5.250	04/01/2034	2,228,061
3,565,000	5.250	04/01/2039	4,123,834
14,580,000	5.250	04/01/2049	16,514,095
13,840,000	5.250	04/01/2054	15,588,014

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
City of Palo Alto Limited Obligation Refunding Improvement Bonds for University Avenue Area Off-Street Parking Assessment District Series 2012 (A-/NR)
$600,000	5.000%	09/02/2030	$635,541
City of Roseville Special Tax for SVSP Westpark-Federico Community Facilities District No. 1 Series 2019 (NR/NR)
500,000	5.000	09/01/2044	567,326
700,000	5.000	09/01/2049	791,387
City of Roseville Special Tax The Ranch at Sierra Vista Community Facilities District No. 1 Series 2020 (NR/NR)
325,000	4.000	09/01/2035	359,282
375,000	4.000	09/01/2040	411,042
425,000	4.000	09/01/2045	461,909
950,000	4.000	09/01/2050	1,028,712
City of Roseville Special Tax Villages at Sierra Vista Community Facilities District No. 1 Series 2020 (NR/NR)
475,000	4.000	09/01/2045	516,252
640,000	4.000	09/01/2050	693,027
City of Sacramento Greenbriar Community Facilities District No. 2018-03 Special Tax Bonds for Improvement Area No. 1 Series 2021 (NR/NR)
1,125,000	4.000	09/01/2046	1,230,647
1,400,000	4.000	09/01/2050	1,527,540
City of Sacramento Natomas Meadows Community Facilities District No. 2007-01 Special Tax Bonds for Improvement Area No. 1 Series 2017 (NR/NR)(a)
280,000	5.000	09/01/2032	315,621
700,000	5.000	09/01/2037	782,847
1,745,000	5.000	09/01/2047	1,932,150
City of Santa Paula Special Tax for Harvest Community Facilities District No. 1 Series 2020 (NR/NR)
1,100,000	4.000	09/01/2045	1,187,498
1,500,000	4.000	09/01/2050	1,607,735
City of Tracy Community Facilities District No. 2016-2 ECFD Special Tax Bonds Series 2019 (NR/NR)
405,000	5.000	09/01/2044	467,532
535,000	5.000	09/01/2049	615,366
County of El Dorado CA Community Facilities District No. 2018-1 Bass Lake Hills Special Tax Bonds Series 2019 (NR/NR)
1,225,000	5.000	09/01/2044	1,380,808
200,000	4.000	09/01/2045	215,955
1,420,000	5.000	09/01/2049	1,592,613
County of Madera Community Facilities District No. 2017-1 Special Tax Series 2020 (NR/NR)
1,985,000	4.000	09/01/2040	2,165,921
County of San Diego Community Facilities District No. 2008-01 Special Tax Series 2020 A (NR/NR)
695,000	3.000	09/01/2050	694,589
1,875,000	4.000	09/01/2050	2,032,235
Denair California Unified School District GO Bonds Capital Appreciation Election 2001 Series 2003 B (NATL-RE) (A-/Baa2)(c)
1,305,000	0.000	08/01/2027	1,192,638

Municipal Bonds – (continued)
California – (continued)
Dublin Community Facilities District No. 2015-1 Improvement Area No. 1 Special Tax Series 2017 (NR/NR)
2,285,000	5.000	09/01/2037	2,673,549
6,680,000	5.000	09/01/2047	7,692,209
East Garrison Public Finance Authority Special Tax for East Garrison Project Series 2019 (NR/NR)
455,000	3.125	09/01/2044	463,451
El Rancho California Unified School District GO Bonds Capital Appreciation Election 2003 Series 2007 (NATL-RE) (A-/Baa2)(c)
5,400,000	0.000	08/01/2032	4,201,108
Fairfield COPS Capital Appreciation for Water Financing Series 2007 A (ASSURED GTY) (AA/WR)(c)
4,180,000	0.000	04/01/2029	3,686,431
Folsom Cordova Unified School District No. 4 GO for School Facilities Improvement Capital Appreciation for Election of 2006 Series 2007 A (NATL-RE) (AA-/Aa3)(c)
3,460,000	0.000	10/01/2032	2,756,262
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding Capital Appreciation Senior Lien Series 2015 A (AGM) (AA/A2)(c)
12,000,000	0.000	01/15/2035	8,607,688
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding RMKT 08/24/17 Series 2013 B Subseries B-1 (A-/Baa2)
37,510,000	3.950	01/15/2053	41,647,484
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding Series 2013 A (AGM) (AA/A2)(b)
1,000,000	0.000	01/15/2032	1,174,437
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 B (CCC-/NR)(c)
77,260,000	0.000	06/01/2047	17,039,013
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 C (CCC-/NR)(c)
147,670,000	0.000	06/01/2047	31,771,954
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2015 A (ST APPROP) (A+/Aa3)
2,130,000	5.000	06/01/2045	2,470,479
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2018 A-1 (NR/NR)
8,900,000	5.000	06/01/2047	9,207,412
5,400,000	5.250	06/01/2047	5,603,758
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2018 A-2 (NR/NR)
3,500,000	5.000	06/01/2047	3,620,892
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2007 A-2 (B-/B3)
27,780,000	5.300	06/01/2037	28,876,543
Independent Cities Finance Authority RB for City of Compton Sales Tax Series 2021 (AGM) (AA/NR)(a)
1,825,000	4.000	06/01/2046	2,033,779
1,250,000	4.000	06/01/2051	1,388,674

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
Inland Empire Tobacco Securitization Authority RB Turbo Asset- Backed Bonds for Capital Appreciation Series 2007 C-1 (CCC/NR)(c)
$100,945,000	0.000%	06/01/2036	$37,606,161
Inland Empire Tobacco Securitization Authority RB Turbo Asset- Backed Bonds for Capital Appreciation Series 2007 C-2 (CCC/NR)(c)
51,235,000	0.000	06/01/2047	9,028,862
Inland Empire Tobacco Securitization Authority RB Turbo Asset- Backed Bonds for Capital Appreciation Series 2007 D (CCC/NR)(c)
260,660,000	0.000	06/01/2057	20,969,862
Irvine Community Facilities District No. 2013-3 Special Tax Series 2018 (AGM) (AA/NR)
1,150,000	5.000	09/01/2051	1,372,093
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 A (NR/NR)
1,655,000	5.000	09/01/2047	1,938,971
1,925,000	5.000	03/01/2057	2,239,225
Lammersville Joint Unified School District Special Tax Bonds for Community Facilities District No. 2007-1 Series 2013 (NR/NR)
2,750,000	6.000	09/01/2043	2,998,857
Lemoore Redevelopment Agency Tax Allocation for Lemoore Redevelopment Project Series 2011 (A-/NR)
215,000	6.625	08/01/2024	215,925
Los Angeles County GO Bonds for Westside Union School District Election Series 2008 B (AA-/Aa2)(c)
49,925,000	0.000	08/01/2050	20,145,312
Lynwood Redevelopment Agency Tax Allocation for Housing Projects Series 2011 A (A/NR)
1,625,000	6.750	09/01/2026	1,662,066
1,500,000	7.000	09/01/2031	1,530,538
875,000	7.250	09/01/2038	892,516
Merced-Union High School District Election of 2008 GO Bonds Series 2011 C (NR/Aa3)(c)
3,760,000	0.000	08/01/2035	2,725,799
M-S-R Energy Authority Gas RB Series 2009 A (BBB+/NR)
14,850,000	6.500	11/01/2039	23,710,175
M-S-R Energy Authority Gas RB Series 2009 B (BBB+/NR)
2,000,000	6.500	11/01/2039	3,193,290
M-S-R Energy Authority Gas RB Series 2009 C (BBB+/NR)
9,795,000	6.125	11/01/2029	12,485,292
21,765,000	6.500	11/01/2039	34,750,974
Mt. Diablo Unified School District GO Bonds Capital Appreciation for Election of 2010 Series 2010 A (AGM) (AA/Aa3)(b)
7,000,000	0.000	08/01/2030	7,704,458
New Haven Unified School District GO Refunding Bonds for Capital Appreciation Series 2009 (ASSURED GTY) (AA/Aa3)(c)
860,000	0.000	08/01/2025	821,993
1,105,000	0.000	08/01/2026	1,036,635
5,550,000	0.000	08/01/2030	4,654,534
7,855,000	0.000	08/01/2032	6,214,603
7,000,000	0.000	08/01/2034	5,201,541

Municipal Bonds – (continued)
California – (continued)
Orange County California Community Facilities District No. 2015-1 Village of Esencia Special Tax Bonds Series 2015 A (NR/NR)
2,925,000	5.250	08/15/2045	3,297,723
Orange County California Community Facilities District No. 2017-1 Village of Esencia Special Tax Bonds Series 2018 A (NR/NR)
250,000	5.000	08/15/2027	306,730
200,000	5.000	08/15/2028	249,454
2,900,000	5.000	08/15/2047	3,388,789
Orange County Community Facilities District Special Tax RB Series 2020 A (NR/NR)
1,015,000	4.000	08/15/2040	1,137,698
940,000	4.000	08/15/2050	1,034,536
Oxnard School District GO Bonds Election of 2016 Series 2016 B (BAM) (AA/NR)(f)
7,800,000	2.000	08/01/2021	8,589,016
Palomar Health RB Refunding for Palomar Health Series 2017 (AGM) (AA/A2)
11,500,000	5.000	11/01/2047	13,895,980
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AA/A2)
10,750,000	7.000	08/01/2038	15,204,752
Placer Union High School District GO Bonds for Capital Appreciation Series 2000 A (NATL-RE) (AA/Aa2)(c)
1,840,000	0.000	08/01/2025	1,756,417
Poway Unified School District GO Bonds Capital Appreciation for School Facility Improvement Series 2011 B (AA-/Aa3)(c)
1,300,000	0.000	08/01/2040	831,066
Rancho Cordova Community Facilities District No. 2003-1 Special Tax Refunding for Sunridge Anatolia Series 2016 (NR/NR)
500,000	4.000	09/01/2030	554,440
650,000	4.000	09/01/2031	716,354
900,000	3.000	09/01/2032	933,961
820,000	3.000	09/01/2033	848,602
750,000	3.000	09/01/2034	773,671
Rancho Cordova Community Facilities District No. 2018-1 Special Tax for Grantline 208 Series 2019 (NR/NR)
400,000	5.000	09/01/2049	455,698
Rialto Unified School District GO Election of 2010 Series 2011 A (AGM) (AA/Aa3)(c)
6,200,000	0.000	08/01/2036	4,011,766
River Islands Public Financing Authority Community Facilities District No. 2003-1 Special Tax Refunding Bonds Series 2015 A-1 (NR/NR)
4,835,000	5.375	09/01/2031	5,142,924
880,000	5.250	09/01/2034	932,040
6,815,000	5.500	09/01/2045	7,189,785
River Islands Public Financing Authority Special Tax for Community Facilities District No. 2003-1 Series 2015 B (NR/NR)
22,500,000	5.500	09/01/2045	23,737,367
Riverside County Redevelopment Agency Tax Allocation for Capital Appreciation Jurupa Valley Redevelopment Project Area Series 2011 B (A/NR)(c)
2,220,000	0.000	10/01/2033	1,663,506

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate		Maturity Date		Value

Municipal Bonds – (continued)
California – (continued)
Riverside County Redevelopment Agency Tax Allocation for Capital Appreciation Jurupa Valley Redevelopment Project Area Series 2011 B (A/NR)(c) – (continued)
$2,220,000	0.000%		10/01/2035		$1,556,352
1,840,000	0.000		10/01/2037		1,202,271
5,100,000	0.000		10/01/2038		3,214,564
8,425,000	0.000		10/01/2039		5,120,841
13,395,000	0.000		10/01/2040		7,842,897
7,275,000	0.000		10/01/2041		4,102,829
6,360,000	0.000		10/01/2042		3,454,268
Riverside County Redevelopment Agency Tax Allocation for Jurupa Valley Redevelopment Project Area Series 2011 B (A/NR)
1,225,000	6.500		10/01/2025		1,263,063
1,950,000	6.750		10/01/2030		2,012,971
Riverside County Transportation Commission Toll Revenue Senior Lien Bonds Series 2013 A (A/NR)
2,000,000	5.750		06/01/2048		2,177,363
Riverside Unified School District Community Facilities District No. 32 Special Tax Series 2020 (NR/NR)
395,000	4.000		09/01/2045		434,700
835,000	4.000		09/01/2050		915,735
Roseville California Community Facilities District No. 1 Special Tax Refunding for Fiddyment Ranch Project Series 2017 (NR/NR)
770,000	5.000		09/01/2029		935,548
1,865,000	5.000		09/01/2033		2,203,517
2,250,000	5.000		09/01/2035		2,641,707
Roseville California Community Facilities District No. 5 Special Tax for Fiddyment Ranch Project Series 2019 (NR/NR)
1,000,000	5.000		09/01/2049		1,130,554
Sacramento County Water Financing Authority RB for Water Agency Zones 40 & 41 2007 Water System Project Series 2007 B (NATL-RE) (A+/Aa3)(d)
3,920,000	(3 Mo. LIBOR + 0.55%), 12.00		06/01/2034		3,771,898
San Bernardino City Unified School District GO Bonds Capital Appreciation for Election of 1999 Series 2003 C (NATL-RE) (A+/A1)(c)
1,420,000	0.000		08/01/2025		1,353,167
San Diego County Regional Airport Authority RB Refunding Series 2019 B (AMT) (A-/NR)
1,000,000	4.000		07/01/2044		1,131,021
San Diego Unified School District GO Refunding Bonds Series 2012 R-1 (AA-/Aa2)(c)
10,000,000	0.000		07/01/2030		8,678,195
3,005,000	0.000		07/01/2031		2,537,439
San Francisco City & County Airport Commission RB for San Francisco International Airport Series 2019 A (AMT) (A/A1)
7,145,000	5.000		05/01/2049		8,561,499
San Francisco City & County Airport Commission RB for San Francisco International Airport Series 2019 E (AMT) (A/A1)
1,450,000	4.000		05/01/2050		1,625,026
San Gorgonio Memorial Health Care District GO Refunding Bonds Series 2020 (NR/Baa3)
1,370,000	4.000		08/01/2032		1,517,107
1,560,000	4.000		08/01/2033		1,718,648
1,680,000	4.000		08/01/2034		1,841,246

Municipal Bonds – (continued)
California – (continued)
San Gorgonio Memorial Health Care District GO Refunding Bonds Series 2020 (NR/Baa3) – (continued)
1,810,000		4.000		08/01/2035		1,979,524
1,945,000		4.000		08/01/2036		2,120,925
San Joaquin Hills Transportation Corridor Agency RB Refunding for Toll Road Senior Lien Series 2014 A (A-/NR)
3,000,000		5.000		01/15/2029		3,425,572
San Juan Unified School District GO Bonds for Capital Appreciation Series 2000 (NATL-RE) (A+/Aa2)(c)
1,580,000		0.000		08/01/2024		1,546,859
1,595,000		0.000		08/01/2025		1,537,684
San Mateo Special Tax Bonds for Community Facilities District No. 2008-1 Bay Meadows Series 2013 (NR/NR)
2,000,000		5.000		09/01/2042		2,089,020
San Mateo Special Tax Bonds for Community Facilities District No. 2008-1 Bay Meadows Series 2014 (NR/NR)
2,000,000		5.500		09/01/2044		2,093,242
Santa Monica Redevelopment Agency Tax Allocation for Earthquake Recovery Redevelopment Project Series 2011 (AA/NR)
2,000,000		5.000		07/01/2042		2,050,715
Silicon Valley Tobacco Securitization Authority Tobacco Settlement Asset Backed RB Series 2007 C (WD/NR)(c)
88,700,000		0.000		06/01/2056		10,022,488
State of California GO Bonds RMKT 04/02/18 Series 2004 B-5 (AAA/Aa1)(f)(g)
21,290,000		0.040		04/01/2021		21,290,000
State of California GO Bonds RMKT 10/01/12 Series 2004 A-5 (AA+/Aa1)(f)(g)
18,740,000		0.030		04/01/2021		18,740,000
Tejon Ranch Public Facilities Financing Authority Special Tax for Community Facilities District No. 2008-1 Industrial Complex Public Improvements Series 2012 B (NR/NR)
4,000,000		5.250		09/01/2042		4,224,192
Tejon Ranch Public Facilities Financing Authority Special Tax for Community Facilities District No. 2008-1 Series 2020 (NR/NR)
4,650,000		4.000		09/01/2050		4,964,414
Tobacco Securitization Authority of Northern California RB Refunding for Sacramento County Tobacco Securitization Corp. Series 2021 B-2 (NR/NR)(c)
16,700,000		0.000		06/01/2060		3,969,689
Tobacco Securitization Authority of Southern California RB Refunding for San Diego County Tobacco Asset Securitization Corp. Series 2019 A-1 (BBB+/NR)
4,740,000		5.000		06/01/2048		5,797,417
Tobacco Securitization Authority of Southern California RB Refunding for San Diego County Tobacco Asset Securitization Corp. Series 2019 B-1 (BBB-/NR)
3,700,000		5.000		06/01/2048		4,440,464
Tobacco Securitization Authority of Southern California RB Refunding for San Diego County Tobacco Asset Securitization Corp. Series 2019 B-2 (NR/NR)(c)
9,510,000		0.000		06/01/2054		1,798,522
Transbay Joint Powers Authority Tax Allocation for Transbay Redevelopment Project Series 2020 A (A-/NR)
995,000		5.000		10/01/2045		1,217,174
1,045,000		5.000		10/01/2049		1,272,817

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
Transbay Joint Powers Authority Tax Allocation for Transbay Redevelopment Project Series 2020 A (BBB+/NR)
$1,815,000	2.400%	10/01/2049	$1,829,469
Tustin California Community Facilities District No. 2014-1 Tustin Legacy/Standard Pacific Special Tax Bonds Series 2015 A (NR/NR)
750,000	5.000	09/01/2040	845,356
1,000,000	5.000	09/01/2045	1,120,425
Union City Community Redevelopment Agency Tax Allocation for Community Redevelopment Project Sub Lien Series 2011 (A+/NR)(e)
1,500,000	6.875	12/01/2021	1,566,170
University of California RB Refunding Series 2013 AL-2 (AA/Aa2)(f)(g)
15,000,000	0.030	04/01/2021	15,000,000
West Hollywood Community Development Commission Tax Allocation for East Side Redevelopment Project Series 2011 A (A-/NR)
1,000,000	7.250	09/01/2031	1,028,613
5,000,000	7.500	09/01/2042	5,142,460
William S Hart Union High School District Community Facilities Dist No. 2015-1 Special Tax Bonds Series 2017 (NR/NR)
1,400,000	5.000	09/01/2047	1,566,083
William S. Hart Union High School District GO Bonds Capital Appreciation 2008 Election Series B (AGM) (AA/Aa2)(c)
8,360,000	0.000	08/01/2034	6,403,355
Yosemite Community College District GO Bonds Election of 2004 Series 2010 D (AA-/Aa2)(b)
19,135,000	0.000	08/01/2042	18,785,241

			1,149,465,170

Colorado – 4.8%
Allison Valley Metropolitan District No. 2 GO Refunding Bonds Series 2020 (NR/NR)
1,575,000	4.700	12/01/2047	1,632,314
Amber Creek Metropolitan District GO Refunding & Improvement Bonds Series 2017 A (NR/NR)
611,000	5.000	12/01/2037	643,233
613,000	5.125	12/01/2047	643,119
Aurora Crossroads Metropolitan District No. 2 GO Bonds Series 2020 A (NR/NR)
1,480,000	5.000	12/01/2040	1,606,273
2,610,000	5.000	12/01/2050	2,804,412
Aurora Crossroads Metropolitan District No. 2 GO Bonds Series 2020 B (NR/NR)
4,000,000	7.750	12/15/2050	4,213,493
Belford North Metropolitan District GO Bonds Series 2020 A (NR/NR)
3,250,000	5.500	12/01/2050	3,503,311
Belford North Metropolitan District GO Bonds Series 2020 B (NR/NR)
6,000,000	8.500	12/15/2050	6,335,125
Bella Mesa Metropolitan District GO Convertible Capital Appreciation Bonds Series 2020 A (NR/NR)(a)(b)
1,930,000	0.000	12/01/2049	1,540,464

Municipal Bonds – (continued)
Colorado – (continued)
Belleview Station Metropolitan District No. 2 GO Refunding & Improvement Bonds Series 2017 (NR/NR)
$2,375,000	5.125%	12/01/2046	$2,466,321
Bent Grass Metropolitan District Refunding GO Bonds Series 2020 (NR/NR)(a)
1,185,000	5.250	12/01/2049	1,280,339
Brighton Crossing Metropolitan District No. 4 Limited Tax GO Bonds Subordinate Series 2017 B (NR/NR)
670,000	7.000	12/15/2047	701,060
Brighton Crossing Metropolitan District No. 6 GO Bonds Series 2020 A (NR/NR)
1,500,000	5.000	12/01/2050	1,630,030
Broadway Park North Metropolitan District No. 2 GO Bonds Series 2020 (NR/NR)(a)
1,300,000	5.000	12/01/2049	1,409,756
Broadway Station Metropolitan District No. 2 GO Bonds Series 2019 A (NR/NR)
2,500,000	5.125	12/01/2048	2,703,198
Bromley Park Metropolitan District No. 2 GO Bonds Subordinate Series 2018 B (NR/NR)
1,000,000	6.375	12/15/2047	1,061,150
Buffalo Highlands Metropolitan District GO Bonds Series 2018 A (NR/NR)
2,250,000	5.375	12/01/2048	2,398,791
Canyons Metropolitan District No. 5 GO Refunding & Improvement Bonds Senior Series 2017 A (NR/NR)
1,750,000	6.000	12/01/2037	1,851,383
4,000,000	6.125	12/01/2047	4,231,003
Canyons Metropolitan District No. 5 GO Refunding & Improvement Bonds Series 2017 A (NR/NR)
2,000,000	6.125	12/01/2047	2,115,502
Citadel on Colfax Business Improvement District Senior RB Series 2020 A (NR/NR)
2,575,000	5.350	12/01/2050	2,751,968
Clear Creek Station Metropolitan District No. 2 GO Bonds Subordinate Series 2017 B (NR/NR)
500,000	7.375	12/15/2047	524,794
Clear Creek Station Metropolitan District No. 2 GO Refunding & Improvement Bonds Series 2017 A (NR/NR)
780,000	4.375	12/01/2032	819,027
Colorado Educational & Cultural Facilities Authority RB for Vega Collegiate Academy Series 2021 A (NR/Ba2)(a)
900,000	5.000	02/01/2051	976,706
1,335,000	5.000	02/01/2061	1,440,397
Colorado Educational & Cultural Facilities Authority RB Refunding for Rocky Mountain Classical Academy Project Series 2019 (NR/Ba1)(a)
6,000,000	5.000	10/01/2049	6,529,269
Colorado Educational & Cultural Facilities Authority RB Refunding for STEM School & Academy Project Series 2019 (NR/Baa3)
2,750,000	5.000	11/01/2054	2,921,992
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2012 A (A-/NR)(e)
3,500,000	5.000	12/01/2022	3,779,352

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Colorado – (continued)
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2013 A (A-/NR)(e)
$3,000,000	5.750%	12/01/2023	$3,437,295
Colorado Health Facilities Authority RB for Parkview Medical Center, Inc. Obligated Group Series 2020 A (NR/Baa1)
2,650,000	4.000	09/01/2050	2,938,375
Colorado Health Facilities Authority RB for The Evangelical Lutheran Good Samaritan Society Project Series 2013 (NR/WR)(e)
3,000,000	5.625	06/01/2023	3,348,495
Colorado Health Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-1 (BBB+/Baa1)
1,570,000	4.000	08/01/2039	1,780,461
4,315,000	4.000	08/01/2044	4,787,679
Colorado Health Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-2 (BBB+/Baa1)
7,170,000	5.000	08/01/2044	8,694,058
2,135,000	3.250	08/01/2049	2,230,240
4,620,000	4.000	08/01/2049	5,101,505
Colorado Health Facilities Authority RB Refunding for Evangelical Lutheran Good Samaritan Society Project Series 2017 (WD/NR)(e)
4,410,000	5.000	06/01/2027	5,493,294
Colorado Health Facilities Authority RB Refunding for Sanford Obligated Group Series 2019 A (A+/NR)
2,045,000	4.000	11/01/2039	2,391,401
8,790,000	5.000	11/01/2039	11,091,804
4,790,000	5.000	11/01/2044	5,950,753
2,300,000	5.000	11/01/2049	2,840,534
Colorado High Performance Transportation Enterprise C-470 Express Lanes RB Series 2017 (BBB/NR)
965,000	5.000	12/31/2047	1,089,892
965,000	5.000	12/31/2051	1,088,013
2,980,000	5.000	12/31/2056	3,354,027
Colorado Springs Urban Renewal Authority RB for Canyon Creek Project Series 2018 A (NR/NR)
3,000,000	5.750	12/01/2047	3,200,294
Constitution Heights Metropolitan District GO Refunding Bonds Series 2020 (NR/NR)
1,760,000	5.000	12/01/2049	1,907,951
Copper Ridge Metropolitan District RB Series 2019 (NR/NR)
4,240,000	5.000	12/01/2039	4,469,610
1,750,000	5.000	12/01/2043	1,839,208
Copperleaf Metropolitan District No. 3 GO Bonds Series 2017 A (NR/NR)
500,000	5.000	12/01/2037	526,936
700,000	5.125	12/01/2047	735,605
Copperleaf Metropolitan District No. 3 GO Bonds Subordinate Series 2017 B (NR/NR)
506,000	7.625	12/15/2047	531,320
Copperleaf Metropolitan District No. 6 GO Bonds Series 2018 A (NR/NR)
2,000,000	5.250	12/01/2048	2,129,946

Municipal Bonds – (continued)
Colorado – (continued)
Copperleaf Metropolitan District No. 6 GO Bonds Subordinate Series 2018 B (NR/NR)
820,000	7.500	12/15/2048	869,595
Cornerstar Metropolitan District GO Refunding Bonds Series 2017 A (NR/NR)
1,000,000	5.125	12/01/2037	1,054,623
2,100,000	5.250	12/01/2047	2,209,207
Creekside Village Metropolitan District GO Bonds Series 2019 A (NR/NR)
3,835,000	5.000	12/01/2049	4,096,478
Creekwalk Marketplace Business Improvement District RB Series 2019 A (NR/NR)(a)
4,165,000	5.500	12/01/2039	4,569,828
10,900,000	5.750	12/01/2049	11,953,982
Creekwalk Marketplace Business Improvement District RB Series 2019 B (NR/NR)(a)
2,370,000	8.000	12/15/2049	2,533,390
Denver Colorado City & County Special Facilities Airport RB Refunding for United Air Lines, Inc. Project Series 2017 (AMT) (B/NR)
17,970,000	5.000	10/01/2032	19,114,651
Denver Colorado Health and Hospital Authority Healthcare RB Refunding Series 2017 A (BBB/NR)(a)
5,555,000	5.000	12/01/2028	6,883,228
7,200,000	5.000	12/01/2034	8,703,080
4,800,000	4.000	12/01/2035	5,422,756
4,800,000	4.000	12/01/2036	5,407,413
Denver Connection West Metropolitan District GO Bonds Series 2017 A (NR/NR)
2,470,000	5.375	08/01/2047	2,605,455
Denver Connection West Metropolitan District GO Bonds Subordinate Series 2017 B (NR/NR)
1,261,000	8.000	08/01/2047	1,321,799
Denver Convention Center Hotel Authority RB Refunding Series 2016 (BBB-/Baa2)
665,000	5.000	12/01/2030	770,758
2,500,000	5.000	12/01/2032	2,880,543
Denver Health & Hospital Authority COPS Series 2018 (BBB/NR)
425,000	5.000	12/01/2032	527,732
1,825,000	4.000	12/01/2038	2,074,090
1,690,000	5.000	12/01/2048	1,999,678
Denver Health & Hospital Authority RB Series 2019 A (BBB/NR)
1,185,000	4.000	12/01/2038	1,350,928
1,900,000	4.000	12/01/2039	2,160,774
950,000	4.000	12/01/2040	1,077,509
Dinosaur Ridge Metropolitan District RB Refunding and Improvement Bonds Series 2019 A (NR/NR)
3,765,000	5.000	06/01/2049	4,001,939
E-470 Public Highway Authority RB Refunding Capital Appreciation Series 2006 B (NATL-RE) (A/A2)(c)
3,000,000	0.000	09/01/2039	1,417,446
E-470 Public Highway Authority RB Series 2004 A (NATL-RE) (A/A2)(c)
15,000,000	0.000	09/01/2028	13,387,011

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Colorado – (continued)
E-470 Public Highway Authority RB Series 2004 A (NATL-RE) (A/A2)(c) – (continued)
$4,100,000	0.000%	09/01/2034	$3,047,960
E-470 Public Highway Authority RB Series 2010 A (A/A2)(c)
20,000,000	0.000	09/01/2040	12,017,316
First Creek Village Metropolitan District GO Bonds Series 2019 A (NR/Ba1)
1,580,000	5.000	08/01/2049	1,719,501
First Creek Village Metropolitan District GO Bonds Series 2019 B (NR/NR)
515,000	6.750	08/01/2049	559,642
Fitzsimons Village Metropolitan District No. 1 GO Refunding Bonds Series 2020 A (NR/NR)
1,045,000	5.000	12/01/2049	1,116,749
Flying Horse Metropolitan District No. 2 GO Refunding Bonds Series 2020 A (AGM) (AA/A2)
2,185,000	4.000	12/01/2050	2,532,490
Forest Trace Metropolitan District No. 3 GO Unlimited Bonds Series 2016 A (NR/NR)(e)
1,000,000	5.000	12/01/2021	1,061,805
Green Gables Metropolitan District No. 2 GO Bonds Senior Series 2018 A (NR/NR)
4,500,000	5.750	12/01/2048	4,833,233
Haskins Station Metropolitan District GO Bonds Series 2019 A (NR/NR)
650,000	5.000	12/01/2039	699,526
925,000	5.000	12/01/2049	986,347
High Plains Metropolitan District GO Refunding Bonds Series 2017 (NATL-RE) (NR/A2)
3,930,000	4.000	12/01/2047	4,398,357
Highlands Metropolitan District No. 1 GO Bonds Series 2021 (NR/NR)
570,000	5.000	12/01/2051	590,102
Hunters Overlook Metropolitan District No. 5 GO Bonds Series 2019 A (NR/NR)
1,000,000	5.000	12/01/2049	1,075,060
Jefferson Center Metropolitan District No. 1 RB Series 2020 A-2 (NR/Ba2)
580,000	4.125	12/01/2040	612,946
900,000	4.375	12/01/2047	951,780
Johnstown Village Metropolitan District No. 2 GO Bonds Series 2020 A (NR/NR)
1,980,000	5.000	12/01/2050	2,122,024
Jones District Community Authority Board RB for Convertible Capital Appreciation Bonds Series 2020 (NR/NR)(b)
5,800,000	0.000	12/01/2050	4,827,466
Lanterns Metropolitan District No. 1 GO Bonds Series 2019 A (NR/NR)
4,190,000	5.000	12/01/2049	4,477,611
Lanterns Metropolitan District No. 1 GO Bonds Series 2019 B (NR/NR)
683,000	7.750	12/15/2049	726,152
Leyden Rock Metropolitan District No. 10 Limited Tax GO Refunding & Improvement Bonds Series 2016 A (NR/NR)
1,250,000	5.000	12/01/2045	1,299,577
Lochbuie Station Residential Metropolitan District GO Bonds Series 2020 A (NR/NR)
1,180,000	5.750	12/01/2050	1,280,720

Municipal Bonds – (continued)
Colorado – (continued)
Meadowlark Metropolitan District GO Bonds Series 2020 A (NR/NR)
525,000	4.875	12/01/2040	561,837
750,000	5.125	12/01/2050	806,168
Mirabelle Metropolitan District No. 2 GO Bonds Series 2020 A (NR/NR)
2,665,000	5.000	12/01/2049	2,849,996
Mirabelle Metropolitan District No. 2 GO Bonds Series 2020 B (NR/NR)
1,473,000	7.375	12/15/2049	1,541,814
Mountain Sky Metropolitan District GO Bonds Series 2020 A (NR/NR)
980,000	5.000	12/01/2049	1,048,028
Nexus North at DIA Metropolitan District GO Bonds Series 2021 (NR/NR)(h)
520,000	5.000	12/01/2041	559,055
570,000	5.000	12/01/2051	603,727
North Holly Metropolitan District Limited Tax GO Bonds Series 2018 A (NR/NR)
1,260,000	5.500	12/01/2048	1,346,922
North Range Metropolitan District No. 2 GO Refunding Bonds Series 2017 A (NR/NR)
3,270,000	5.625	12/01/2037	3,480,735
5,380,000	5.750	12/01/2047	5,713,773
Northglenn Urban Renewal Authority Tax Allocation for Urban Renewal Plan 2 Series 2019 (BBB-/NR)
330,000	4.000	12/01/2032	369,983
320,000	4.000	12/01/2033	355,484
190,000	4.000	12/01/2034	211,238
550,000	4.000	12/01/2036	606,533
215,000	4.000	12/01/2038	235,514
Palisade Metropolitan District No. 2 GO Refunding Limited Tax Bonds Series 2016 (NR/NR)
1,742,000	4.375	12/01/2031	1,806,831
1,706,000	5.000	12/01/2046	1,771,139
Palisade Metropolitan District No. 2 GO Refunding Limited Tax Bonds Series 2019 (NR/NR)
4,711,000	7.250	12/15/2049	4,972,778
Palisade Park West Metropolitan District GO Bonds Series 2019 A (NR/NR)
1,500,000	5.125	12/01/2049	1,600,324
Parkdale Community Authority for Parkdale Metropolitan District No. 1 Series 2020 A (NR/NR)
2,140,000	5.000	12/01/2040	2,307,605
3,335,000	5.250	12/01/2050	3,593,304
Parkdale Community Authority for Parkdale Metropolitan District No. 1 Series 2020 B (NR/NR)
1,924,000	7.750	12/15/2050	2,037,826
Patriot Park Metropolitan District No. 2 GO Bonds Series 2021 (NR/NR)
550,000	4.300	12/01/2050	554,978
Peak Metropolitan District No. 1 GO Bonds Series 2021 A (NR/NR)(a)
1,150,000	5.000	12/01/2051	1,224,035

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Colorado – (continued)
Pinon Pines Metropolitan District No. 2 GO Bonds Series 2020 (NR/NR)
$1,200,000	5.000%	12/01/2050	$1,291,045
Plaza Metropolitan District No. 1 RB Refunding Series 2013 (NR/NR)(a)
1,000,000	5.000	12/01/2040	1,029,264
Pomponio Terrace Metropolitan District GO Bonds Series 2019 A (NR/NR)
800,000	5.000	12/01/2049	852,792
Powhaton Road Metropolitan District No. 2 GO Bonds Series 2019 A (NR/NR)
2,000,000	5.625	12/01/2048	2,146,083
Prairie Center Metropolitan District No. 3 Limited Property Tax Supported RB Refunding Series 2017 A (NR/NR)(a)
3,000,000	5.000	12/15/2041	3,218,504
Prairie Center Metropolitan District No. 7 GO Bonds Series 2020 (NR/NR)
900,000	4.125	12/15/2036	960,693
Public Authority Colorado Energy RB for Natural Gas Purchase Series 2008 (A-/A2)
4,200,000	6.500	11/15/2038	6,447,010
Pueblo Urban Renewal Authority Tax Allocation Series 2021 A (NR/NR)(a)
5,400,000	4.750	12/01/2045	5,743,699
Pueblo Urban Renewal Authority Tax Allocation Series 2021 B (NR/NR)(a)(c)
150,000	0.000	12/01/2025	121,102
Raindance Metropolitan District No. 2 GO Bonds Series 2019 A (NR/NR)
9,930,000	5.000	12/01/2049	10,588,704
Regional Transportation District RB Refunding for Denver Transit Partners LLC Series 2020 A (A-/Baa2)
425,000	5.000	07/15/2028	528,661
675,000	5.000	01/15/2029	846,604
375,000	5.000	07/15/2029	473,644
470,000	5.000	01/15/2030	598,310
330,000	5.000	07/15/2030	423,315
Ridgeline Vista Metropolitan District GO Bonds Series 2021 A (NR/NR)
1,000,000	5.250	12/01/2060	1,068,587
Ritoro Metropolitan District GO Bonds Series 2019 A (NR/NR)
1,150,000	5.000	12/01/2049	1,227,318
Sabell Metropolitan District GO Bonds Series 2020 A (NR/NR)(a)
1,055,000	5.000	12/01/2050	1,138,287
Second Creek Farm Metropolitan District No. 3 GO Bonds Series 2019 A (NR/NR)
3,450,000	5.000	12/01/2039	3,713,156
5,695,000	5.000	12/01/2049	6,083,297
Serenity Ridge Metropolitan District No. 2 GO Refunding & Improvement Bonds Series 2018 A (NR/NR)
550,000	5.125	12/01/2037	589,214
1,000,000	5.125	12/01/2043	1,065,130
Serenity Ridge Metropolitan District No. 2 Subordinated GO Limited Tax Bonds Series 2018 B (NR/NR)
635,000	7.250	12/15/2035	674,442

Municipal Bonds – (continued)
Colorado – (continued)
Settler’s Crossing Metropolitan District No. 1 GO Bonds Series 2020 A (NR/NR)(a)
1,000,000	5.000	12/01/2040	1,081,912
1,625,000	5.125	12/01/2050	1,756,348
Sierra Ridge Metropolitan District No. 2 Douglas County GO Bonds Series 2016 A (NR/NR)
749,000	4.500	12/01/2031	777,997
Sierra Ridge Metropolitan District No. 2 Douglas County GO Bonds Series 2016 A (NR/NR)
1,500,000	5.500	12/01/2046	1,561,527
Sky Ranch Community Authority Board District No. 1 RB Senior Lien Series 2019 A (NR/NR)
1,460,000	5.000	12/01/2049	1,603,105
South Sloan’s Lake Metropolitan District No. 2 GO Improvement Bonds Series 2019 (AGM) (AA/Baa3)
375,000	4.000	12/01/2039	429,644
750,000	4.000	12/01/2044	848,070
2,210,000	3.000	12/01/2049	2,246,491
South Timnath Metropolitan District No. 1 GO Limited Subordinate Tax Bonds Series 2019 B (NR/NR)
2,208,000	8.000	12/15/2048	2,346,939
South Timnath Metropolitan District No. 1 GO Limited Taxable Bonds Series 2019 A (NR/NR)
500,000	5.500	12/01/2048	538,842
St. Vrain Lakes Metropolitan District No. 2 Limited Tax GO Bonds Series 2017 A (NR/NR)
2,550,000	5.125	12/01/2047	2,720,818
Sterling Hills West Metropolitan District GO Refunding Bonds Series 2017 (NR/A3)
650,000	5.000	12/01/2039	764,024
Sterling Ranch Community Authority Board Limited Tax Special Senior RB Series 2017 A (MUN GOVT GTD) (NR/NR)
8,920,000	5.000	12/01/2038	9,483,559
18,750,000	5.000	12/01/2047	19,858,523
Sterling Ranch Community Authority Board RB for Sterling Ranch Colorado Metropolitan District No. 2 Series 2020 B (NR/NR)
720,000	7.125	12/15/2050	767,780
Sterling Ranch Community Authority Board RB Refunding for Sterling Ranch Colorado Metropolitan District No. 2 Series 2020 A (NR/NR)
2,500,000	4.250	12/01/2050	2,754,266
Stone Creek Metropolitan District Limited Tax GO Bonds Series 2018 A (NR/NR)
2,000,000	5.625	12/01/2047	2,145,572
Takoda Metropolitan District Limited Tax GO Refunding Bonds Series 2018 (NR/Baa3)
8,000,000	6.000	12/01/2050	9,633,051
The Village Metropolitan District GO Refunding Bonds Series 2020 (NR/NR)
1,100,000	5.000	12/01/2040	1,209,016
1,750,000	5.000	12/01/2049	1,909,879
Timberleaf Metropolitan District GO Bonds Series 2020 A (NR/NR)
1,730,000	5.750	12/01/2050	1,891,578

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Colorado – (continued)
Timnath Ranch Metropolitan District No. 4 Limited Tax GO Refunding Improvement Bonds Series 2018 A (NR/NR)
$880,000	5.250%	12/01/2037	$942,530
2,400,000	5.375	12/01/2047	2,559,650
Vauxmont Metropolitan District GO Refunding Bonds Series 2020 (AGM) (AA/NR)
805,000	5.000	12/01/2050	963,120
Vauxmont Metropolitan District Limited Tax Convertible to Unlimited Tax GO Refunding Bonds Series 2019 (AGM) (AA/NR)
1,205,000	3.250	12/15/2050	1,273,961
Village at Dry Creek Metropolitan District No. 2 GO Bonds for Thornton Adams Series 2019 (NR/NR)
1,570,000	4.375	12/01/2044	1,630,808
Villages at Johnstown Metropolitan District No. 3 GO Bonds Series 2020 A (NR/NR)
580,000	5.000	12/01/2040	623,758
1,020,000	5.000	12/01/2050	1,084,372
Vista Ridge Metropolitan District GO Refunding Bonds Limited Tax Subseries 2006 B (NR/NR)(e)
1,725,000	9.500	12/01/2021	1,858,908
Westerly Metropolitan District No. 4 GO Bonds Series 2021 A (NR/NR)
1,500,000	5.000	12/01/2050	1,614,414
Westerly Metropolitan District No. 4 GO Bonds Series 2021 A-2 (NR/NR)(b)
1,000,000	0.000	12/01/2050	759,157
Westerly Metropolitan District No. 4 GO Bonds Series 2021 B-3 (NR/NR)
4,238,000	8.000	12/15/2050	4,284,367
Westown Metropolitan District GO Bonds Series 2017 A (NR/NR)(e)
873,000	5.000	12/01/2022	933,171
Whispering Pines Metropolitan District No. 1 GO Bonds Subordinated Series 2017 B (NR/NR)
1,467,000	7.375	12/15/2047	1,536,848
Whispering Pines Metropolitan District No. 1 GO Refunding & Improvement Bonds Series 2017 A (NR/NR)
1,000,000	5.000	12/01/2037	1,055,249
2,500,000	5.000	12/01/2047	2,625,097
Wildgrass at Rockrimmon Metropolitan District GO Bonds Series 2020 A (NR/NR)(a)
980,000	5.000	12/01/2050	1,064,200
Wildgrass at Rockrimmon Metropolitan District GO Bonds Series 2020 B (NR/NR)
181,000	7.750	12/15/2050	194,907
Wildwing Metropolitan District No. 5 GO Refunding & Improvement Bonds Series 2018 A (NR/NR)
3,470,000	5.375	12/01/2048	3,709,988
Willow Bend Metropolitan District GO Bonds Series 2019 A (NR/NR)
1,000,000	5.000	12/01/2049	1,068,686
Windshire Park Metropolitan District No. 2 GO Refunding & Improvement Bonds Senior Series 2017 A (NR/NR)
1,500,000	6.500	12/01/2047	1,696,797

Municipal Bonds – (continued)
Colorado – (continued)
Woodmen Heights Metropolitan District No. 2 GO Refunding Bonds Series 2020 B-1 (NR/NR)
1,825,000	6.250	12/15/2040	1,867,743

			495,467,895

Connecticut – 0.6%
City of New Haven GO Bonds Series 2018 A (BBB+/NR)
900,000	5.500	08/01/2034	1,101,077
500,000	5.500	08/01/2035	610,308
420,000	5.500	08/01/2036	511,154
400,000	5.500	08/01/2037	485,456
410,000	5.500	08/01/2038	496,398
Connecticut State Health & Educational Facilities Authority RB for McLean Affiliates Obligated Group Series 2020 A (BB+/NR)(a)
1,150,000	5.000	01/01/2045	1,252,631
1,650,000	5.000	01/01/2055	1,779,848
Connecticut State Health & Educational Facilities Authority RB for Yale University Series 2001 V-2 (AAA/Aaa)(f)(g)
26,545,000	0.010	04/01/2021	26,545,000
Connecticut State Health & Educational Facilities Authority RB Refunding for The University of Hartford Series 2019 (BBB-/NR)
1,015,000	4.000	07/01/2039	1,092,895
3,500,000	4.000	07/01/2044	3,722,481
3,500,000	4.000	07/01/2049	3,704,452
Mohegan Tribal Finance Authority Tribal RB Economic Development Bonds Series 2015 (CCC+/NR)(a)
20,200,000	7.000	02/01/2045	20,702,869
State of Connecticut GO Bonds Series 2018 C (A/Aa3)
450,000	5.000	06/15/2032	559,709
State of Connecticut GO Unlimited Bonds Series 2019 A (A/Aa3)
500,000	4.000	04/15/2037	581,882
Town of Hamden GO Refunding Bonds Series 2013 (AGM) (AA/A2)
500,000	5.000	08/15/2023	553,357

			63,699,517

Delaware – 0.2%
Delaware Economic Development Authority RB for ACTS Retirement-Life Communities, Inc. Obligated Group Series 2018 B (A-/NR)
3,785,000	5.000	11/15/2048	4,317,370
Delaware Health Facilities Authority RB Refunding for Bayhealth Medical Center Obligated Group Series 2017 A (AA-/NR)
6,130,000	4.000	07/01/2043	6,779,251
Delaware State Economic Development Authority RB for First State Montessori Academy, Inc. Series 2019 A (BBB-/NR)
855,000	5.000	08/01/2049	960,720
795,000	5.000	08/01/2054	890,624
Delaware State Economic Development Authority RB for Newark Charter School, Inc. Series 2020 (BBB+/NR)
1,900,000	5.000	09/01/2050	2,230,970
Town of Bridgeville Special Tax Refunding for Heritage Shores Special Development District Series 2020 (NR/Baa3)
5,375,000	4.000	07/01/2035	5,750,558

			20,929,493

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
District of Columbia – 1.0%
District of Columbia RB for International School Series 2019 (BBB/NR)
$1,275,000	5.000%	07/01/2049	$1,453,105
1,140,000	5.000	07/01/2054	1,296,229
District of Columbia RB for KIPP DC Obligated Group Series 2019 (BBB+/NR)
655,000	4.000	07/01/2044	721,132
1,300,000	4.000	07/01/2049	1,424,283
District of Columbia RB for Rocketship DC Obligated Group Series 2021 A (NR/NR)(a)
445,000	5.000	06/01/2051	501,739
600,000	5.000	06/01/2061	671,886
Metropolitan Washington Airports Authority Dulles Toll Road RB Second Senior Lien Capital Appreciation for Dulles Metrorail and Capital Improvement Project Series 2009 C (ASSURED GTY) (AA/A3)
25,000,000	6.500	10/01/2041	31,662,160
Metropolitan Washington Airports Authority Dulles Toll Road RB Second Senior Lien Capital Appreciation for Dulles Metrorail and Capital Improvement Project Series 2010 B (A-/Baa1)
37,100,000	6.500	10/01/2044	48,726,020
Metropolitan Washington Airports Authority Dulles Toll Road RB Series 2019 B (A-/Baa2)
815,000	4.000	10/01/2044	920,123
1,075,000	5.000	10/01/2047	1,303,979
1,610,000	4.000	10/01/2049	1,802,662
2,955,000	4.000	10/01/2053	3,303,129
Metropolitan Washington Airports Authority Dulles Toll Road RB Series 2019 B (AGM) (AA/A2)
2,470,000	3.000	10/01/2050	2,570,880
3,570,000	4.000	10/01/2053	4,049,104

			100,406,431

Florida – 13.7%
Aberdeen Community Development District Special Assessment Refunding Series 2020 A-2 (NR/NR)
3,725,000	4.750	05/01/2036	4,105,481
Aberdeen Community Development District Special Assessment Series 2018 (NR/NR)
630,000	5.000	05/01/2039	691,757
1,030,000	5.100	05/01/2049	1,127,550
Academical Village Community Development District Special Assessment Bonds Series 2020 (NR/NR)
1,580,000	3.625	05/01/2040	1,626,503
5,755,000	4.000	05/01/2051	5,948,303
Alta Lakes Community Development District Special Assessment Bonds Series 2019 (NR/NR)
500,000	3.750	05/01/2029	531,888
Amelia National Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)
2,895,000	6.300	05/01/2035	2,897,940
Anthem Park Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (A-/NR)
1,725,000	3.500	05/01/2031	1,838,956

Municipal Bonds – (continued)
Florida – (continued)
Arborwood Community Development District RB Capital Improvement Refunding Senior Lien Series 2018 A-1 (AGM) (AA/NR)
3,970,000	3.500	05/01/2032	4,398,010
6,700,000	3.700	05/01/2036	7,445,770
Arborwood Community Development District RB Capital Improvement Refunding Subordinate Lien Series 2018 A-2 (NR/NR)
740,000	4.625	05/01/2028	786,982
1,810,000	5.000	05/01/2036	1,982,788
Arborwood Community Development District Special Assessment Capital Improvement Refunding Series 2014 B (NR/NR)
2,530,000	6.900	05/01/2025	2,591,805
Arborwood Community Development District Special Assessment Capital Improvement Refunding Series 2014 B A-1 (NR/NR)
3,560,000	6.900	05/01/2036	3,627,521
Arborwood Community Development District Special Assessment Capital Improvement Refunding Series 2014 B A-2 (NR/NR)
930,000	6.900	05/01/2036	941,949
Armstrong Community Development District Special Assessment for Assessment Area Two Project Series 2019 A (NR/NR)
520,000	4.000	11/01/2040	539,692
3,250,000	4.000	11/01/2050	3,329,342
Artisan Lakes East Community Development District RB for Capital Improvement Series 2018 (NR/NR)(a)
1,845,000	5.100	05/01/2039	2,025,131
3,080,000	5.200	05/01/2049	3,375,012
Avalon Groves Community Development District Special Assessment for Assessment Area One Phase 1 Project 1 & 2 Series 2019 (NR/NR)
660,000	4.375	11/01/2049	702,464
Avalon Groves Community Development District Special Assessment for Assessment Area One Project Series 2017 (NR/NR)
740,000	5.750	05/01/2048	865,888
Avalon Groves Community Development District Special Assessment for Assessment Area Three Project Series 2021 (NR/NR)
250,000	3.375	05/01/2041	242,353
475,000	4.000	05/01/2051	483,941
Avalon Groves Community Development District Special Assessment for Assessment Area Two Project Series 2017 A-1 (NR/NR)
1,840,000	6.000	05/01/2048	2,193,908
Avalon Park West Community Development District Special Assessment Refunding Series 2020 (NR/NR)
580,000	3.750	05/01/2040	597,552
880,000	4.000	05/01/2051	906,298
Aviary at Rutland Ranch Community Development District Special Assessment Refunding for Area 1 Project Series 2019 (NR/NR)(a)
900,000	4.500	06/01/2039	974,858
1,630,000	4.625	06/01/2049	1,746,244

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Babcock Ranch Community Independent Special District Special Assessment Area 2C Series 2020 (NR/NR)
$550,000	4.000%	05/01/2051	$573,162
Babcock Ranch Community Independent Special District Special Assessment Area 3A Series 2020 (NR/NR)
1,000,000	4.000	05/01/2050	1,042,113
Babcock Ranch Community Independent Special District Special Assessment Area 3B Series 2020 (NR/NR)
390,000	4.000	05/01/2051	406,424
Babcock Ranch Community Independent Special District Special Assessment RB Series 2015 (NR/NR)
110,000	4.250	11/01/2021	111,161
915,000	4.750	11/01/2026	986,165
700,000	5.000	11/01/2031	751,641
6,020,000	5.250	11/01/2046	6,464,028
Babcock Ranch Community Independent Special District Special Assessment RB Series 2018 (NR/NR)(a)
935,000	5.000	11/01/2049	1,040,212
750,000	5.125	11/01/2049	841,326
Bannon Lakes Community Development District Special Assessment RB Series 2016 (NR/NR)
265,000	4.500	11/01/2025	279,936
965,000	5.000	11/01/2036	1,085,144
1,065,000	5.000	11/01/2048	1,182,974
Bannon Lakes Community Development District Special Assessment Series 2021 (NR/NR)(a)
705,000	3.500	05/01/2041	700,510
775,000	4.000	05/01/2051	791,111
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Florida Senior Lien Series 2015 A-1 (A-/NR)
1,855,000	4.250	05/01/2029	2,062,814
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Subordinate Lien Series 2015 A-2 (NR/NR)
915,000	5.000	05/01/2035	979,254
Bay Laurel Center Community Development District Special Assessment RB Refunding Series 2016 Candler (BBB+/NR)
930,000	3.750	05/01/2031	1,037,879
1,075,000	4.000	05/01/2037	1,170,271
Baywinds Community Development District Senior Special Assessment Refunding Bonds Series 2017 A-1 (A+/NR)
1,610,000	4.250	05/01/2031	1,835,992
2,810,000	4.250	05/01/2037	3,154,151
Beaumont Community Development District Special Assessment Bonds for Assessment Area Two-Commercial Project Series 2019 (NR/NR)(a)
2,620,000	6.375	11/01/2049	2,859,963
Bellagio Community Development District Special Assessment Bonds Series 2013 (BBB/NR)
535,000	6.000	11/01/2027	621,265
490,000	3.750	11/01/2031	507,259
2,980,000	6.500	11/01/2043	3,758,668
1,495,000	4.125	11/01/2046	1,533,502
Belmond Reserve Community Development District Special Assessment Bonds Series 2020 (NR/NR)
1,045,000	4.000	05/01/2040	1,096,443

Municipal Bonds – (continued)
Florida – (continued)
Belmond Reserve Community Development District Special Assessment Bonds Series 2020 (NR/NR) – (continued)
1,630,000	4.000	05/01/2051	1,673,577
Belmont Community Development District Capital Improvement Phase 1 Project Series 2013 A (NR/NR)
770,000	6.125	11/01/2033	930,785
1,000,000	6.500	11/01/2043	1,257,924
Belmont II Community Development District Special Assessment Series 2020 (NR/NR)
1,285,000	3.625	12/15/2040	1,316,142
1,000,000	4.000	12/15/2050	1,033,276
Berry Bay Community Development District Special Assessment for Assessment Area 1 Project Series 2021 (NR/NR)
1,250,000	3.625	05/01/2041	1,252,071
1,500,000	4.000	05/01/2051	1,527,396
Bexley Community Development District Special Assessment Bonds Series 2016 (NR/NR)
105,000	3.500	05/01/2021	105,089
500,000	4.100	05/01/2026	530,407
1,755,000	4.700	05/01/2036	1,854,565
3,200,000	4.875	05/01/2047	3,370,841
Black Creek Community Development District Special Assessment Bonds Series 2020 (NR/NR)
325,000	3.750	06/15/2040	336,249
950,000	4.000	06/15/2050	979,376
Blue Lake Community Development District Special Assessment Bonds Series 2019 (NR/NR)
900,000	4.250	06/15/2039	958,917
2,650,000	4.500	06/15/2049	2,827,520
Boggy Branch Community Development District Special Assessment Series 2021 (NR/NR)
1,165,000	3.500	05/01/2041	1,158,323
1,360,000	4.000	05/01/2051	1,388,272
Botaniko Community Development District Special Assessment Bonds Series 2020 (NR/NR)
565,000	3.625	05/01/2040	579,732
1,590,000	4.000	05/01/2050	1,638,818
Bridgewater Community Development District Special Assessment Refunding Bonds for Assessment Area Two Series 2015 (NR/NR)
6,995,000	5.750	05/01/2035	7,889,212
Brookstone Community Development District Special Assessment RB Series 2018 (NR/NR)(a)
310,000	3.875	11/01/2023	316,247
Campo Bello Community Development District Special Assessment Bonds Series 2019 (NR/NR)
1,000,000	4.000	12/15/2039	1,044,796
1,350,000	4.000	12/15/2049	1,392,281
Capital Trust Agency Student Housing RB for American Eagle Obligated Group Series 2018 A-1 (NR/NR)*
31,390,000	5.875	07/01/2054	25,739,800
Capital Trust Agency Student Housing RB for University Bridge LLC Series 2018 A (NR/Ba2)(a)
58,380,000	5.250	12/01/2058	65,601,682
Capital Trust Agency, Inc. RB for Imagine-Pasco County LLC Series 2020 A (NR/Ba1)(a)
1,155,000	5.000	12/15/2049	1,291,295
1,075,000	5.000	12/15/2054	1,196,779

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Capital Trust Agency, Inc. RB for Liza Jackson Preparatory School, Inc. Series 2020 A (NR/Baa3)
$275,000	5.000%	08/01/2040	$324,847
750,000	5.000	08/01/2055	869,019
Capital Trust Agency, Inc. RB for University Bridge LLC Series 2018 A (NR/Ba2)(a)
525,000	5.250	12/01/2043	596,779
Carlton Lakes Community Development District Special Assessment RB Series 2018 (NR/NR)
290,000	4.000	05/01/2024	296,041
500,000	5.125	05/01/2038	538,266
1,000,000	5.250	05/01/2049	1,074,925
Centre Lake Community Development District Special Assessment Series 2016 (NR/NR)
375,000	4.125	12/15/2027	398,689
500,000	4.500	12/15/2032	541,150
975,000	4.700	12/15/2037	1,055,821
Century Parc Community Development District Special Assessment Refunding Series 2012 (A/NR)
210,000	3.750	11/01/2021	214,249
215,000	3.875	11/01/2022	222,726
25,000	4.000	11/01/2023	26,001
1,705,000	4.500	11/01/2031	1,766,473
Century Park South Community Development District Special Assessment Bonds Series 2020 (NR/NR)
675,000	3.750	05/01/2040	698,152
750,000	4.000	05/01/2050	772,436
Chapel Crossings Community Development District Special Assessment Series 2020 (NR/NR)(a)
1,720,000	3.700	05/01/2040	1,751,874
3,010,000	4.000	05/01/2051	3,078,986
Charles Cove Community Development District Special Assessment bond Series 2020 (NR/NR)
1,510,000	4.375	05/01/2050	1,596,259
Charlotte County Industrial Development Authority Utility System RB for Town & Country Utilities Project Series 2015 (AMT) (NR/NR)(a)
900,000	5.500	10/01/2036	984,570
Charlotte County Industrial Development Authority Utility System RB for Town & Country Utilities Project Series 2019 (NR/NR)(a)
5,400,000	5.000	10/01/2049	5,925,229
City of Cape Coral Water & Sewer RB Refunding Series 2015 (A+/A1)
1,750,000	4.000	10/01/2034	1,969,487
City of Jacksonville RB Refunding for Genesis Health, Inc. Obligated Group Series 2020 (A/NR)
2,000,000	4.000	11/01/2045	2,227,782
5,000,000	5.000	11/01/2050	5,982,596
City of Tampa RB for H Lee Moffitt Cancer Center & Research Institute Obligated Group Series 2020 B (A-/A2)
1,495,000	4.000	07/01/2045	1,685,628
1,740,000	5.000	07/01/2050	2,138,525
City of Venice RB for Southwest Florida Retirement Center, Inc. Obligated Group Project Series 2019 (BB+/NR)
480,000	5.000	01/01/2037	533,689

Municipal Bonds – (continued)
Florida – (continued)
City of Venice RB for Southwest Florida Retirement Center, Inc. Obligated Group Project Series 2019 (BB+/NR) – (continued)
1,725,000	5.000	01/01/2047	1,891,284
1,615,000	5.000	01/01/2052	1,766,186
CityPlace Community Development District Special Assessment Convertible Capital Appreciation RB Series 2018 (AGM) (AA/A2)(b)
25,620,000	0.000	05/01/2046	27,411,707
CityPlace Community Development District Special Assessment RB Refunding Series 2012 (A/NR)
2,250,000	5.000	05/01/2026	2,561,642
Coco Palms Community Development District Expansion Area Project Special Assessment Bonds Series 2019 (NR/NR)(a)
500,000	4.750	06/15/2039	554,161
1,000,000	5.000	06/15/2049	1,104,676
Concord Station Community Development District Capital Improvement RB Refunding Senior Lien Series 2016 A-1 (A/NR)
2,990,000	3.500	05/01/2032	3,210,429
1,500,000	3.625	05/01/2035	1,607,500
1,750,000	3.750	05/01/2046	1,851,635
Concorde Estates Community Development District RB for Capital Improvement Series 2017 B (NR/NR)(c)
1,130,000	0.000	11/01/2027	745,956
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)*
3,305,000	5.850	05/01/2035	33
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2004 B (NR/NR)*
3,980,000	5.000	05/01/2011	40
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 A-1 (NR/NR)
3,195,000	5.850	05/01/2035	3,213,465
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 A-2 (NR/NR)
1,370,000	5.850	05/01/2035	1,370,914
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 B (NR/NR)*(c)
2,939,931	0.000	05/01/2017	1,558,163
Copper Creek Community Development District Special Assessment Bonds Series 2019 (NR/NR)(a)
180,000	3.875	11/01/2024	185,501
270,000	4.000	11/01/2029	290,515
500,000	4.750	11/01/2038	561,494
1,000,000	5.000	11/01/2049	1,118,439
Copperspring Community Development District Special Assessment Bonds Series 2019 (NR/NR)
425,000	4.000	12/15/2039	445,573
1,000,000	4.250	12/15/2049	1,051,935
Coral Keys Homes Community Development District Special Assessment Bonds Series 2020 (NR/NR)
535,000	4.000	05/01/2040	562,532
760,000	4.000	05/01/2050	784,327
Corkscrew Farms Community Development District Special Assessment for Assessment Area Two Project Series 2017 (NR/NR)(a)
2,880,000	5.125	11/01/2050	3,199,676

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Coronado Community Development District Special Assessment Refunding & Improvement Bonds Series 2017 (BBB/NR)
$782,000	4.000%	05/01/2031	$874,837
1,407,000	4.250	05/01/2038	1,559,105
Country Walk Community Development District Special Assessment RB Refunding Senior Lien Series 2015 A-1 (AA/NR)
960,000	3.750	05/01/2029	1,048,617
County of Broward RB for Airport System Series 2019 A (AMT) (A/A1)
4,505,000	4.000	10/01/2049	4,985,794
County of Broward RB for Port Facilities Senior Bonds Series 2019 B (AMT) (A/A1)
2,060,000	4.000	09/01/2044	2,287,226
County of Lake RB Refunding for Waterman Communities, Inc. Series 2020 A (NR/NR)
4,000,000	5.750	08/15/2050	4,240,230
2,000,000	5.750	08/15/2055	2,104,797
County of Osceola Transportation RB Refunding Series 2019 A-1 (BBB+/NR)
1,340,000	5.000	10/01/2049	1,626,899
1,610,000	4.000	10/01/2054	1,795,031
Covington Park Community Development District Special Assessment RB for Capital Improvement Series 2018 (BBB/NR)
500,000	4.000	05/01/2038	550,714
1,175,000	4.125	05/01/2048	1,290,190
Creek Preserve Community Development District Special Assessment RB Series 2019 (NR/NR)(a)
1,570,000	4.700	11/01/2039	1,713,463
2,500,000	4.750	11/01/2049	2,704,007
Creek Preserve Community Development District Special Assessment RB Series 2020 (NR/NR)(a)
175,000	3.625	11/01/2040	175,983
375,000	4.000	11/01/2050	382,473
Cypress Bluff Community Development District Special Assessment for Del WEBB Project Series 2020 A (NR/NR)(a)
1,175,000	3.800	05/01/2050	1,207,702
Cypress Mill Community Development District Special Assessment for Area Two Project Series 2020 (NR/NR)
525,000	4.000	06/15/2040	550,882
1,500,000	4.000	06/15/2050	1,546,383
Cypress Park Estates Community Development District Special Assessment Area 1 Project Series 2020 (NR/NR)(a)
1,175,000	3.875	05/01/2040	1,216,229
1,210,000	4.000	05/01/2051	1,240,742
Davenport Road South Community Development District Special Assessment Bonds Series 2018 (NR/NR)(a)
3,170,000	5.125	11/01/2048	3,572,910
Deer Run Community Development District Special Assessment RB Refunding Series 2018 (NR/NR)
1,670,000	5.400	05/01/2039	1,847,506
2,645,000	5.500	05/01/2044	2,947,608
Del Webb Bexley Community Development District Special Assessment Series 2018 (NR/NR)
2,655,000	5.400	05/01/2049	2,930,530

Municipal Bonds – (continued)
Florida – (continued)
DG Farms Community Development District Special Assessment Series 2020 (NR/NR)
935,000	4.000	05/01/2051	937,805
Downtown Doral South Community Development District Special Assessment Bonds Series 2018 (NR/NR)(a)
1,000,000	4.750	12/15/2038	1,143,333
2,995,000	5.000	12/15/2048	3,414,833
Durbin Crossing Community Development District Special Assessment Refunding Senior Series 2017 A-1 (AGM) (AA/NR)
3,090,000	3.750	05/01/2034	3,395,214
4,275,000	4.000	05/01/2037	4,648,827
DW Bayview Community Development District Special Assessment Bond Series 2021 (NR/NR)(a)
1,035,000	3.375	05/01/2041	1,009,137
700,000	4.000	05/01/2051	714,448
Eagle Pointe Community Development District Special Assessment Bonds Series 2020 (NR/NR)(a)
950,000	4.125	05/01/2040	1,005,909
3,785,000	4.125	05/01/2051	3,972,039
East Bonita Beach Road Community Development District Special Assessment Bonds Series 2018 (NR/NR)(a)
1,000,000	5.000	11/01/2048	1,077,952
East Homestead Community Development District Special Assessment Expansion Area Bonds Project Series 2019 (NR/NR)
500,000	4.750	11/01/2039	549,427
920,000	5.000	11/01/2049	1,011,402
Eden Hills Community Development District Special Assessment Series 2020 (NR/NR)
190,000	4.000	05/01/2040	197,626
500,000	4.125	05/01/2051	513,713
Edgewater East Community Development District Special Assessment for Assessment Area Once Series 2021 (NR/NR)
1,425,000	3.600	05/01/2041	1,428,562
2,675,000	4.000	05/01/2051	2,726,105
Enbrook Community Development District Special Assessment Series 2020 (NR/NR)(a)
1,145,000	4.000	05/01/2051	1,181,948
Epperson North Community Development District Special Assessment for Assessment Area #2 Series 2021 (NR/NR)
530,000	3.500	05/01/2041	523,956
1,325,000	4.000	05/01/2051	1,343,647
Escambia County Health Facilities Authority RB Refunding for Baptist Hospital, Inc. Project Series 2020 A (AGM) (AA/A2)
4,745,000	3.000	08/15/2050	4,859,249
Escambia County Health Facilities Authority RB Refunding for Baptist Hospital, Inc. Project Series 2020 A (AGM-CR) (AA/A2)
3,240,000	4.000	08/15/2045	3,681,676
Escambia County Health Facilities Authority RB Refunding for Baptist Hospital, Inc. Project Series 2020 A (BBB+/Baa2)
12,765,000	4.000	08/15/2045	14,159,105
6,690,000	4.000	08/15/2050	7,369,766

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Esplanade Lake Club Community Development District Special Assessment for Capital Improvement Program Series 2019 A-1 (NR/NR)
$985,000	4.000%	11/01/2040	$1,031,596
3,560,000	4.125	11/01/2050	3,707,397
Esplanade Lake Club Community Development District Special Assessment for Capital Improvement Program Series 2019 A-2 (NR/NR)
340,000	4.000	11/01/2040	356,084
2,505,000	4.125	11/01/2050	2,608,716
Estancia at Wiregrass Community Development District Capital Improvement RB Series 2013 (NR/NR)
800,000	6.375	11/01/2026	894,899
3,245,000	7.000	11/01/2045	3,890,795
Estancia at Wiregrass Community Development District Capital Improvement RB Series 2015 (NR/NR)
900,000	5.250	11/01/2035	958,815
1,360,000	5.375	11/01/2046	1,447,734
Evergreen Community Development District Special Assessment RB Series 2019 (NR/NR)(a)
1,245,000	5.000	11/01/2039	1,375,327
1,800,000	5.125	11/01/2049	1,977,203
Fiddlers Creek Community Development District No. 2 Special Assessment Refunding Series 2019 (NR/NR)
2,550,000	5.000	05/01/2035	2,998,680
Finley Woods Community Development District Special Assessment for Assessment Area One Series 2020 (NR/NR)
185,000	4.000	05/01/2040	194,093
500,000	4.200	05/01/2050	522,635
Fishhawk Community Development District II Special Assessment RB Refunding Series 2013 A (A-/NR)
1,475,000	4.375	05/01/2034	1,547,786
Fishhawk Ranch Community Development District Special Assessment Refunding Bonds Series 2020 (AGM) (AA/NR)
1,250,000	3.000	11/01/2041	1,274,174
Florida Development Finance Corp. RB for Discovery High School & Discovery Academy of Lake Alfred Obligated Group Series 2020 A (NR/NR)(a)
1,650,000	5.000	06/01/2040	1,798,531
2,595,000	5.000	06/01/2055	2,788,889
Florida Development Finance Corp. RB for Imagine School at Broward Series 2019 A (NR/Baa3)(a)
4,650,000	5.000	12/15/2049	5,324,608
Florida Development Finance Corp. RB for Mayflower Retirement Center, Inc. Obligated Group Series 2020 A (BB+/NR)(a)
2,005,000	5.250	06/01/2050	2,226,116
3,560,000	5.250	06/01/2055	3,931,722
Florida Development Finance Corp. RB for River City Education Obligated Group Series 2021 A (NR/Baa3)
600,000	4.000	07/01/2045	639,601
800,000	4.000	07/01/2055	845,718
Florida Development Finance Corp. RB for United Cerebral Palsy of Central Florida, Inc. Series 2020 A (NR/NR)
830,000	5.000	06/01/2040	891,312
1,850,000	5.000	06/01/2050	1,961,674

Municipal Bonds – (continued)
Florida – (continued)
Florida Development Finance Corp. RB Refunding for Brightline Trains Florida LLC Series 2019 B (AMT) (NR/NR)(a)
23,530,000	7.375	01/01/2049	23,125,599
Florida Development Finance Corp. RB Refunding for Renaissance Charter School, Inc. Series 2020 C (NR/NR)(a)
2,085,000	5.000	09/15/2050	2,272,789
Florida Development Finance Corp. RB Refunding for Virgin Trains USA Florida LLC Series 2019 A (AMT) (NR/NR)(a) (f) (g)
1,160,000	6.250	01/01/2024	1,141,883
14,940,000	6.375	01/01/2026	14,549,274
34,195,000	6.500	01/01/2029	32,964,883
Florida Higher Educational Facilities Financial Authority RB for Jacksonville University Project Series 2018 A-1 (NR/NR)(a)
1,750,000	4.750	06/01/2038	2,036,359
3,000,000	5.000	06/01/2048	3,475,741
Florida Higher Educational Facilities Financial Authority RB Refunding for St. Leo University, Inc. Obligated Group Series 2019 (BBB-/NR)
2,580,000	5.000	03/01/2044	2,904,527
5,805,000	5.000	03/01/2049	6,502,638
Florida Higher Educational Facilities Financial Authority RB Ringling College of Art and Design, Inc. Series 2017 (BBB/NR)
6,060,000	5.000	03/01/2047	6,730,301
Florida Higher Educational Facilities Financing Authority RB Refunding for Nova Southeastern University Project Series 2012 A (A-/NR)(e)
600,000	5.000	04/01/2022	628,745
5,830,000	5.250	04/01/2022	6,123,697
Flow Way Community Development District Special Assessment Bonds for Phase 6 Project Series 2017 (NR/NR)
725,000	5.000	11/01/2047	799,815
Flow Way Community Development District Special Assessment Bonds for Phase 7 & 8 Project Series 2019 (NR/NR)
1,000,000	4.125	11/01/2039	1,064,146
4,580,000	4.375	11/01/2049	4,883,198
Fontainbleau Lakes Community Development District Special Assessment RB Refunding Series 2016 (BBB+/NR)
700,000	4.000	05/01/2031	772,922
1,000,000	4.125	05/01/2038	1,084,884
Forest Brooke Community Development District Special Assessment Bonds Series 2019 A-1 (BBB/NR)
1,855,000	3.250	11/01/2049	1,899,327
Forest Brooke Community Development District Special Assessment Subordinated Bonds Series 2019 A-2 (NR/NR)
250,000	4.000	11/01/2049	258,434
Forest Lake Community Development District Special Assessment for Assessment Area1 Series 2020 (NR/NR)(a)
1,280,000	4.000	05/01/2040	1,342,557
1,190,000	4.000	05/01/2051	1,224,633
Grand Oaks Community Development District Special Assessment Bonds Assessment Area 2 Series 2020 (NR/NR)
1,100,000	4.250	05/01/2040	1,139,213
1,375,000	4.500	05/01/2052	1,426,899
Grande Pines Community Development District Special Assessment Bonds Series 2021 (NR/NR)
750,000	4.000	05/01/2051	751,216

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Greater Orlando Aviation Authority Airport Facilities RB Refunding for Jetblue Airways Corp. Project Series 2013 (NR/NR)
$3,165,000	5.000%	11/15/2026	$3,367,147
5,000,000	5.000	11/15/2036	5,254,781
Greater Orlando Aviation Authority Priority Subordinated Airport Facilities RB Series 2017 A (AMT) (A/A1)
3,540,000	5.000	10/01/2047	4,154,637
Gulfstream Polo Community Development District Special Assessment Phase#2 Project Series 2019 (NR/NR)
3,000,000	4.375	11/01/2049	3,200,894
Hacienda Lakes Community Development District Special Assessment Refunding Series 2016 (NR/NR)
1,520,000	4.500	05/01/2036	1,616,935
2,295,000	4.625	05/01/2046	2,411,264
Hammock Reserve Community Development District Special Assessment for Assessment Area One Project Series 2020 (NR/NR)
540,000	4.000	05/01/2040	565,100
860,000	4.000	05/01/2051	885,061
Harbor Bay Community Development District Special Assessment RB Refunding Series 2019 A-2 (NR/NR)
925,000	3.750	05/01/2034	981,481
Harbor Bay Community Development District Special Assessment RB Series 2019 A-1 (NR/NR)
2,060,000	3.875	05/01/2039	2,188,338
1,400,000	4.100	05/01/2048	1,488,780
Hawks Point Community Development District Special Assessment Refunding Senior Series 2017 A-1 (A-/NR)(a)
1,725,000	4.000	05/01/2031	1,932,234
1,335,000	4.250	05/01/2035	1,491,020
1,810,000	4.250	05/01/2039	2,000,993
Hawkstone Community Development District Special Assessment Area 1 RB Series 2019 (NR/NR)
640,000	3.875	11/01/2039	669,218
1,150,000	4.000	11/01/2051	1,185,358
Hawkstone Community Development District Special Assessment Area 2 RB Series 2019 (NR/NR)
200,000	4.000	11/01/2039	208,992
500,000	4.250	11/01/2051	521,513
Heritage Harbour North Community Development District Special Assessment Series 2014 (NR/NR)
755,000	5.000	05/01/2034	866,988
2,170,000	5.125	05/01/2045	2,492,163
Heritage Harbour South Community Development District RB Refunding for Senior Lien Capital Improvement Series 2013 A-1 (A/NR)
500,000	5.050	05/01/2031	536,936
500,000	5.150	05/01/2034	535,146
Heritage Lake Park Community Development District Special Assessment Series 2005 (NR/NR)
1,890,000	5.700	05/01/2036	1,919,878
Heritage Landing Community Development District Special Assessment Refunding Bonds Series 2015 (BBB/NR)
2,205,000	4.200	05/01/2031	2,404,687
2,000,000	4.350	05/01/2036	2,171,148

Municipal Bonds – (continued)
Florida – (continued)
Highland Meadows West Community Development District Special Assessment for Assessment Area 3 Series 2020 A (NR/NR)
475,000	3.625	05/01/2040	489,267
665,000	4.000	05/01/2050	685,042
Highlands Community Development District Special Assessment Bonds for Assessment Areas 3B and 5 Project Series 2018 (NR/NR)(a)
1,000,000	4.875	12/15/2038	1,096,756
1,000,000	5.000	12/15/2048	1,094,289
Highlands Community Development District Special Assessment Refunding Series 2016 (BBB/NR)
1,000,000	4.250	05/01/2031	1,125,005
2,150,000	4.250	05/01/2036	2,373,032
Highlands Meadows II Community Development District Special Assessment Bonds for Assessment Area 7/7A Project Series 2019 (NR/NR)
825,000	4.375	11/01/2050	875,388
Hillcrest Community Development District Special Assessment Bonds for Capital Improvement Program Series 2018 (NR/NR)
2,295,000	5.000	11/01/2048	2,573,883
Hills Minneola Community Development District Special Assessments for South Parcel Assessment Area Series 2020 (NR/NR)(a)
1,065,000	4.000	05/01/2040	1,117,345
2,375,000	4.000	05/01/2050	2,460,773
Holly Hill Road East Community Development District Special Assessment for Area 3 Project Series 2020 (NR/NR)
180,000	5.000	11/01/2041	201,314
520,000	5.000	11/01/2050	581,509
Hunters Ridge Community Development District No. 1 Assessment Area Special Assessment Bonds Series 2019 (NR/NR)(a)
455,000	5.125	11/01/2049	499,373
Islands at Doral III Community Development District Special Assessment Refunding Series 2013 (A-/NR)
2,500,000	4.125	05/01/2035	2,613,163
Isles Bartram Park Community Development District Special Assessment Bonds Series 2017 (NR/NR)
990,000	5.000	11/01/2047	1,070,000
Kindred Community Development District II Special Assessment Bonds Series 2020 (NR/NR)
290,000	3.500	05/01/2040	296,569
470,000	3.750	05/01/2050	482,370
Kindred Community Development District Special Assessment Bond Series 2017 (NR/NR)
2,000,000	5.000	05/01/2048	2,173,697
Kingman Gate Community Development District Special Assessment Bonds Series 2020 (NR/NR)
1,340,000	4.000	06/15/2040	1,425,854
1,060,000	4.000	06/15/2050	1,105,532
Kingman Gate Community Development District Special Assessment Bonds Series 2021 (NR/NR)
700,000	4.000	06/15/2051	712,304

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Lakes of Sarasota Community Development District Special Assessment for Phases 1 Project Series 2021 A-1 (NR/NR)(h)
$265,000	4.100%	05/01/2051	$264,541
Lakes of Sarasota Community Development District Special Assessment for Phases 1 Project Series 2021 B-1 (NR/NR)(a)(h)
325,000	4.300	05/01/2051	321,746
Lakes of Sarasota Community Development District Special Assessment for Phases 1 Project Series 2021 B-2 (NR/NR)(a)(h)
900,000	4.125	05/01/2031	896,690
Lakewood Ranch Stewardship District Special Assessment for Azario Project Series 2019 (NR/NR)
600,000	4.000	05/01/2040	635,054
1,900,000	4.000	05/01/2050	1,962,800
Lakewood Ranch Stewardship District Special Assessment for Azario Project Series 2020 A (NR/NR)
525,000	3.200	05/01/2030	540,305
525,000	3.750	05/01/2040	543,287
670,000	3.900	05/01/2050	690,401
Lakewood Ranch Stewardship District Special Assessment for Lorraine Lakes Project Series 2020 (NR/NR)(a)
1,085,000	3.625	05/01/2040	1,112,432
2,500,000	3.875	05/01/2051	2,571,303
Lakewood Ranch Stewardship District Special Assessment for Northeast Sector Phase 2A Project Series 2019 (NR/NR)
250,000	3.850	05/01/2039	262,202
575,000	4.000	05/01/2049	595,880
Lakewood Ranch Stewardship District Special Assessment for Northeast Sector Project – Phase 2C Series 2020 (NR/NR)
1,275,000	4.000	05/01/2050	1,313,141
Lakewood Ranch Stewardship District Special Assessment RB for Country Club East Project Series 2013 A (NR/NR)
2,000,000	6.700	05/01/2033	2,129,678
4,745,000	7.000	05/01/2043	5,073,108
Lakewood Ranch Stewardship District Special Assessment RB for Country Club East Project Series 2014 (NR/NR)
6,320,000	5.600	05/01/2044	7,231,782
Lakewood Ranch Stewardship District Special Assessment RB for Cresswind Project Series 2019 (NR/NR)
530,000	4.400	05/01/2039	571,818
1,615,000	4.500	05/01/2049	1,728,825
Lakewood Ranch Stewardship District Special Assessment RB for Del Webb Project Series 2017 (NR/NR)(a)
1,000,000	5.000	05/01/2037	1,089,955
2,370,000	5.125	05/01/2047	2,569,531
Lakewood Ranch Stewardship District Special Assessment RB for Indigo Expansion Area Project Series 2019 (NR/NR)(a)
575,000	3.750	05/01/2039	594,461
555,000	4.000	05/01/2049	574,511
Lakewood Ranch Stewardship District Special Assessment RB for Lake Club Phase 4 Project Series 2019 (NR/NR)
950,000	4.400	05/01/2039	1,026,851
1,075,000	4.500	05/01/2049	1,150,532
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood Centre & NW Sector Project Series 2011 (NR/NR)(e)
19,180,000	8.000	05/01/2021	19,288,081

Municipal Bonds – (continued)
Florida – (continued)
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood National & Polo Run Projects Series 2017 (NR/NR)
305,000	4.000	05/01/2022	308,320
1,125,000	4.625	05/01/2027	1,212,528
2,500,000	5.250	05/01/2037	2,772,006
5,820,000	5.375	05/01/2047	6,422,189
Lakewood Ranch Stewardship District Special Assessment RB for North East Sector Project – Phase 1A Series 2018 (NR/NR)
1,175,000	5.000	05/01/2038	1,287,165
2,545,000	5.100	05/01/2048	2,776,561
Lakewood Ranch Stewardship District Special Assessment RB for North East Sector Project – Phase 1B Series 2018 (NR/NR)
3,760,000	5.450	05/01/2048	4,249,272
Lakewood Ranch Stewardship District Special Assessment RB for Villages of Lakewood Ranch South Project Series 2016 (NR/NR)
410,000	4.000	05/01/2021	410,569
1,325,000	4.250	05/01/2026	1,395,520
5,630,000	5.000	05/01/2036	6,126,309
13,730,000	5.125	05/01/2046	14,916,397
Lakewood Ranch Stewardship District Special Assessment RB Refunding for Country Club East Project Series 2020 (AGM) (AA/NR)
1,735,000	2.500	05/01/2033	1,790,335
1,685,000	2.625	05/01/2037	1,729,385
Lakewood Ranch Stewardship District Special Assessment Refunding for Northeast Sector Project – Phase 2B Series 2020 (NR/NR)(a)
2,100,000	3.750	05/01/2040	2,170,197
1,250,000	4.000	05/01/2050	1,288,371
Lakewood Ranch Stewardship District The Isles at Lakewood Ranch Project Phase 1 Special Assessment Bonds Series 2019 (NR/NR)
1,160,000	4.700	05/01/2039	1,280,103
2,250,000	4.875	05/01/2049	2,475,769
Landmark at Doral Community Development District Senior Special Assessment Refunding for North Parcel Assessment Area Series 2019 A-1 (BBB/NR)
1,930,000	3.000	05/01/2035	1,990,432
1,990,000	3.000	05/01/2038	2,038,000
Landmark at Doral Community Development District Subordinate Special Assessment Refunding for North Parcel Assessment Area Series 2019 A-2 (NR/NR)
645,000	3.375	05/01/2030	671,642
895,000	4.000	05/01/2038	953,154
Lee County IDA Health Care Facilities RB Refunding for Shell Point Project Series 2011 B (BBB+/NR)
2,600,000	6.500	11/15/2031	2,670,157
Lee County Moody River Estates Community Development District Special Assessment Refunding Senior Series 2017 A-1 (A-/NR)
1,430,000	4.000	05/01/2031	1,620,812
1,860,000	4.000	05/01/2036	2,087,085
Live Oak Lake Community Development District Special Assessment Series 2020 (NR/NR)
1,610,000	4.400	05/01/2040	1,669,726
2,840,000	4.600	05/01/2051	2,937,890

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Long Lake Reserve Community Development District Special Assessment Bonds Series 2018 (NR/NR)
$985,000	5.125%	05/01/2048	$1,067,922
1,775,000	5.125	05/01/2049	1,922,594
Longleaf Community Development District Special Assessment Refunding Series 2005 (NR/NR)
3,495,000	5.400	05/01/2030	3,162,425
Longleaf Community Development District Special Assessment Refunding Series 2006 (NR/NR)
1,324,000	5.375	05/01/2030	1,324,677
LT Ranch Community Development District Special Assessment Series 2019 (NR/NR)
3,800,000	4.000	05/01/2050	3,915,782
Lucerne Park Community Development District Special Assessment Bonds Series 2019 (NR/NR)
855,000	4.625	05/01/2039	929,615
1,340,000	4.750	05/01/2050	1,441,059
Lynwood Community Development District Special Assessment Bonds Series 2019 (NR/NR)
1,755,000	4.000	06/15/2039	1,838,653
2,920,000	4.375	06/15/2049	3,083,472
Marshall Creek Community Development District Special Assessment Refunding Series 2015 A (NR/NR)
1,940,000	5.000	05/01/2032	2,050,484
McJunkin Parkland Community Development District Special Assessment Bonds Series 2018 (NR/NR)(a)
2,800,000	5.125	11/01/2038	3,289,277
4,750,000	5.250	11/01/2049	5,534,521
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2005 (NR/NR)*
880,000	5.250	05/01/2015	21,120
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2007 B (NR/NR)*
1,380,000	6.150	11/01/2014	33,120
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2012 A-1 (NR/NR)
365,000	6.000	05/01/2036	374,757
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2012 A-2 (NR/NR)
730,000	6.250	05/01/2038	752,818
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2014 A (NR/NR)
520,000	7.250	05/01/2035	564,464
Meadow Pointe IV Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)*
1,075,000	5.250	05/01/2015	25,800
Mediterranea Community Development District Special Assessment Refunding & Improvement Bonds for Area Two Project Series 2017 (NR/NR)
1,000,000	4.750	05/01/2037	1,107,056
1,700,000	5.000	05/01/2048	1,869,400
Miami Beach Health Facilities Authority Hospital RB Refunding for Mount Sinai Medical Center of Florida Series 2014 (A-/Baa1)
1,500,000	5.000	11/15/2039	1,648,571

Municipal Bonds – (continued)
Florida – (continued)
Miami RB Refunding for Miami Tunnel Project Series 2012 (AA-/Aa3)(a)
1,165,000	5.000	03/01/2030	1,264,775
Miami RB Refunding for Miami Tunnel Project Series 2012 (NR/NR)(a)(e)
10,595,000	5.000	03/01/2023	11,551,093
Miami World Center Community Development District Special Assessment Bonds Series 2017 (NR/NR)
460,000	4.000	11/01/2023	470,999
600,000	4.750	11/01/2027	654,037
4,000,000	5.125	11/01/2039	4,423,075
4,135,000	5.250	11/01/2049	4,553,909
Miami-Dade County Educational Facilities Authority RB for University of Miami Series 2018 A (A-/A3)
10,085,000	4.000	04/01/2053	11,043,331
Midtown Miami Community Development District Special Assessment RB Refunding for Parking Garage Project Series 2014 A (NR/NR)
3,440,000	5.000	05/01/2029	3,599,548
3,515,000	5.000	05/01/2037	3,639,369
Mirada II Community Development District Special Assessment Bonds Series 2021 (NR/NR)
1,875,000	3.500	05/01/2041	1,856,270
2,455,000	4.000	05/01/2051	2,491,603
Miromar Lakes Community Development District RB Refunding for Capital Improvement Series 2015 (NR/NR)
2,005,000	5.000	05/01/2028	2,159,663
1,220,000	5.000	05/01/2035	1,297,188
Mitchell Ranch Community Development District Special Assessment Bonds Series 2019 (NR/NR)
2,000,000	4.000	12/15/2049	2,095,213
Monterra Community Development District Special Assessment Refunding Bonds Series 2015 (AGM) (AA/NR)
1,820,000	3.500	05/01/2036	1,924,486
Naples Reserve Community Development District Special Assessment Bonds Series 2014 (NR/NR)
740,000	5.250	11/01/2035	799,637
1,235,000	5.625	11/01/2045	1,340,522
Naples Reserve Community Development District Special Assessment Bonds Series 2018 (NR/NR)(a)
1,185,000	5.125	11/01/2048	1,283,877
New Port Tampa Bay Community Development District Special Assessment Bonds Series 2021 (NR/NR)
1,250,000	3.875	05/01/2041	1,249,964
2,250,000	4.125	05/01/2052	2,242,119
New River Community Development District Special Assessment Refunding Senior Lien Series 2020 A-1 (BBB/NR)(a)
815,000	3.500	05/01/2038	872,374
New River Community Development District Special Assessment Refunding Senior Lien Series 2020 A-1 (NR/NR)(a)
55,000	3.500	05/01/2031	57,131
150,000	4.000	05/01/2038	156,602
New River Community Development District Special Assessment Series 2006 B (NR/NR)*
3,260,000	5.000	05/01/2013	33

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
North Powerline Road Community Development District Special Assessment Series 2020 (NR/NR)
$470,000	3.625%	05/01/2040	$473,613
1,500,000	4.000	05/01/2051	1,530,896
North Sumter County Utility Dependent District RB for Central Sumter Utility Series 2019 (A/NR)
3,000,000	5.000	10/01/2049	3,667,658
6,580,000	5.000	10/01/2054	8,014,255
Old Hickory Community Development District Special Assessment Bonds Series 2020 (NR/NR)
345,000	4.000	06/15/2040	365,128
955,000	4.000	06/15/2050	994,507
Orange Blossom Ranch Community Development District Special Assessment Bonds Series 2019 (NR/NR)
2,200,000	4.850	05/01/2039	2,488,606
3,625,000	5.000	05/01/2049	4,103,507
Orlando Florida Community Redevelopment Agency Tax Increment RB Refunding for Conroy Road District Series 2012 (A/NR)
1,680,000	5.000	04/01/2024	1,744,935
1,765,000	5.000	04/01/2025	1,830,087
1,005,000	5.000	04/01/2026	1,040,984
Osceola Chain Lakes Community Development District Special Assessment Bonds Series 2020 (NR/NR)
840,000	4.000	05/01/2040	881,286
905,000	4.000	05/01/2050	932,869
Osceola County Rolling Oaks Community Development District Special Assessment Bonds Series 2018 (NR/NR)(a)
1,680,000	5.375	11/01/2038	1,910,835
3,300,000	5.500	11/01/2049	3,740,621
Palm Beach County Health Facilities Authority RB for Lifespace Communities, Inc. Obligated Group Series 2019 B (BBB/NR)
2,700,000	4.000	05/15/2053	2,903,492
2,175,000	5.000	05/15/2053	2,489,923
Palm Coast Park Community Development District Special Assessment for Assessment Area One Series 2019 (NR/NR)
1,175,000	4.300	05/01/2050	1,229,804
Palm Glades Community Development District Senior Special Assessment Bonds Series 2018 A-1 (A/NR)
400,000	4.000	11/01/2038	454,148
3,290,000	4.200	11/01/2048	3,679,176
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2016 (A/NR)
3,155,000	3.750	05/01/2031	3,460,084
2,040,000	4.000	05/01/2036	2,239,571
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2017 (BBB-/NR)
700,000	4.000	05/01/2027	743,405
2,380,000	5.000	05/01/2039	2,649,353
Panther Trace II Community Development District Special Assessment RB Refunding Series 2014 (AGM) (AA/NR)
530,000	4.125	05/01/2035	589,266
Parkland Preserve Community Development District Special Assessment RB Series 2019 A (NR/NR)
1,855,000	5.250	05/01/2039	2,077,857
5,095,000	5.375	05/01/2050	5,627,109

Municipal Bonds – (continued)
Florida – (continued)
Parkland Preserve Community Development District Special Assessment RB Series 2019 B (NR/NR)
815,000	5.500	11/01/2032	930,587
Parkview at Long Lake Ranch Community Development District Special Assessment Series 2020 (NR/NR)
800,000	4.000	05/01/2051	823,937
Parkway Center Community Development District Special Assessment for Amenity Projects Series 2018-2 (A-/NR)
2,285,000	4.700	05/01/2049	2,643,995
Parkway Center Community Development District Special Assessment Refunding Series 2018-1 (BBB/NR)
800,000	4.375	05/01/2031	924,886
1,065,000	4.500	05/01/2034	1,222,032
Parrish Plantation Community Development District Special Assessment Bonds Series 2021 (NR/NR)
795,000	3.500	05/01/2041	790,443
1,370,000	4.000	05/01/2052	1,395,022
Paseo Community Development District Capital Improvement RB Refunding Series 2018 (A-/NR)
3,200,000	4.375	05/01/2036	3,698,342
Pine Ridge Plantation Community Development District Special Assessment Refunding Bonds 2020 A-2 (NR/NR)
655,000	3.300	05/01/2030	672,640
695,000	3.750	05/01/2037	719,354
Pinellas County Industrial Development Authority RB for Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc. Project Series 2019 (NR/NR)
2,260,000	5.000	07/01/2039	2,648,865
Portico Community Development District Special Assessment Bonds Series 2020-2 (NR/NR)
555,000	3.625	05/01/2040	566,400
Portico Community Development District Special Assessment Refunding Series 2020-1 (NR/NR)
1,920,000	3.500	05/01/2037	1,951,437
Portofino Isles Community Development District Special Assessment RB Refunding Series 2013 (BBB/NR)
2,800,000	4.750	05/01/2033	2,952,470
Preserve at South Branch Community Development District Special Assessment Phase 1 Series 2018 (NR/NR)
1,045,000	5.375	11/01/2049	1,158,700
Preserve at South Branch Community Development District Special Assessment Phase 2 RB Series 2019 (NR/NR)
250,000	4.000	11/01/2039	261,272
1,205,000	4.000	11/01/2050	1,233,993
Preserve at South Branch Community Development District Special Assessment Phase 3 Series 2021 (NR/NR)
750,000	3.500	05/01/2041	747,360
1,000,000	4.000	05/01/2051	1,026,707
Reunion East Community Development District Special Assessment Refunding Bonds Series 2015 1 (NR/NR)
910,000	6.600	05/01/2033	928,825
Reunion East Community Development District Special Assessment Refunding Bonds Series 2015 2 (NR/NR)
625,000	6.600	05/01/2036	634,437
Reunion East Community Development District Special Assessment Refunding Bonds Series 2015 3 (NR/NR)
2,260,000	6.600	05/01/2033	2,306,751

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Reunion East Community Development District Special Assessment Refunding Bonds Series 2015 A (NR/NR)
$3,070,000	5.000%	05/01/2025	$3,323,820
6,825,000	5.000	05/01/2033	7,630,325
Reunion East Community Development District Special Assessment Series 2002 A-2 (NR/NR)*
2,170,000	7.200	05/01/2022	22
Reunion West Community Development District Special Assessment Bonds for Assessment Area 5 Project Series 2019 (NR/NR)
470,000	4.500	05/01/2039	502,792
1,520,000	4.625	05/01/2050	1,616,210
Rhodine Road North Community Development District Special Assessment Bonds Series 2019 (NR/NR)
825,000	4.500	05/01/2040	890,613
830,000	4.750	05/01/2050	893,918
River Hall Community Development District Special Assessment for Assessment Area 3 Series 2020 A (NR/NR)
1,030,000	3.625	05/01/2040	1,058,470
1,000,000	3.875	05/01/2051	1,032,542
River Hall Community Development District Special Assessment for Capital Improvement Series 2011 A (NR/NR)
4,310,000	5.450	05/01/2036	4,333,728
River Landing Community Development District Special Assessment Series 2020 A (NR/NR)
1,100,000	4.350	05/01/2051	1,130,937
River Landing Community Development District Special Assessment Series 2020 B (NR/NR)
1,200,000	4.250	11/01/2035	1,249,037
Saddle Creek Preserve of Polk County Community Development District Special Assessment Bonds Series 2020 (NR/NR)
320,000	4.000	06/15/2040	337,108
780,000	4.000	06/15/2050	808,538
San Simeon Community Development District Special Assessment Bonds Series 2019 (NR/NR)(a)
1,410,000	4.125	06/15/2039	1,523,368
2,280,000	4.250	06/15/2049	2,439,390
Sandmine Road Community Development District Special Assessment for Assessment Area One Series 2020 (NR/NR)(a)
375,000	2.625	05/01/2025	378,793
375,000	3.125	05/01/2030	384,906
980,000	3.625	05/01/2040	1,012,613
950,000	3.750	05/01/2050	976,504
Scenic Highway Community Development District Special Assessment Series 2020 (NR/NR)
620,000	3.750	05/01/2040	622,358
1,250,000	4.000	05/01/2051	1,253,749
Shell Point Community Development District Special Assessment Bonds Series 2019 (NR/NR)(a)
2,200,000	5.250	11/01/2039	2,470,720
2,825,000	5.375	11/01/2049	3,152,758
Sherwood Manor Community Development District Special Assessment Bonds Series 2018 (NR/NR)(a)
3,800,000	5.250	11/01/2049	4,236,468
Shingle Creek Community Development District Special Assessment Bonds Series 2019 (NR/NR)
4,000,000	5.000	05/01/2049	4,570,912

Municipal Bonds – (continued)
Florida – (continued)
Six Mile Creek Community Development District Special Assessment for Assessment Area 3 Phase 1 Series 2021 (NR/NR)
1,325,000	3.500	05/01/2041	1,293,176
1,125,000	4.000	05/01/2051	1,137,077
Six Mile Creek Community Development District Special Assessment Refunding for Area 2 Phase 3A Project Series 2020 (NR/NR)
310,000	4.125	11/01/2040	328,584
950,000	4.250	11/01/2050	999,187
South Fork III Community Development District Parcels V and W Special Assessment Bonds Series 2019 (NR/NR)(a)
2,100,000	5.125	11/01/2039	2,315,620
3,480,000	5.250	11/01/2049	3,816,773
South Fork III Community Development District Special Assessment RB Refunding Series 2018 (NR/NR)
1,310,000	5.000	05/01/2038	1,438,943
2,505,000	5.375	05/01/2049	2,781,022
South Kendall Community Development District Special Assessment Refunding Series 2016 (BBB/NR)
1,345,000	4.250	11/01/2037	1,484,318
330,000	4.125	11/01/2040	357,213
South Village Community Development District Capital Improvement and Special Assessment Refunding Senior Lien Series 2016 A-1 (A/NR)
790,000	3.500	05/01/2032	836,860
495,000	3.625	05/01/2035	524,355
1,715,000	3.750	05/01/2038	1,815,654
South Village Community Development District Capital Improvement and Special Assessment Refunding Subordinate Lien Series 2016 A-2 (NR/NR)
380,000	4.350	05/01/2026	399,189
485,000	4.875	05/01/2035	525,038
95,000	5.000	05/01/2038	103,478
South-Dade Venture Community Development District Special Assessment RB Refunding Series 2013 (NR/NR)
2,010,000	5.250	05/01/2034	2,137,475
Southern Groves Community Development District No. 5 Special Assessment Refunding Series 2019 (NR/NR)
375,000	3.600	05/01/2034	391,292
600,000	4.000	05/01/2043	626,940
Southern Groves Community Development District No. 5 Special Assessment Series 2020 (NR/NR)
450,000	4.300	05/01/2040	481,016
335,000	4.500	05/01/2046	356,949
Southern Hills Plantation I Community Development District Special Assessment for Capital Improvement Series 2011 A-1 (NR/NR)
3,550,000	5.800	05/01/2035	3,033,308
Southern Hills Plantation I Community Development District Special Assessment for Capital Improvement Series 2011 A-2 (NR/NR)
2,640,000	5.800	05/01/2035	2,096,852
Spencer Creek Community Development District Special Assessment RB Series 2019 (NR/NR)
285,000	3.750	05/01/2024	291,928

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Spencer Creek Community Development District Special Assessment RB Series 2019 (NR/NR) – (continued)
$425,000	4.375%	05/01/2029	$462,836
1,000,000	5.000	05/01/2039	1,108,831
1,750,000	5.250	05/01/2049	1,953,790
Spring Lake Community Development District Special Assessment for Assessment Area Two Project Series 2017 (NR/NR)(a)
1,250,000	5.125	11/01/2037	1,375,237
1,790,000	5.250	11/01/2047	1,969,136
Spring Ridge Community Development District Special Assessment RB Series A-1 (NR/NR)
1,145,000	4.800	05/01/2035	1,042,358
St. Johns County Industrial Development Authority RB Refunding Presbyterian Retirement Communities, Inc. Obligated Group Series 2020 A (A-/NR)
7,475,000	4.000	08/01/2055	7,951,516
Sterling Hill Community Development District RB for Capital Improvement Series 2003 B (NR/NR)*
418,112	5.500	11/01/2010	250,867
Stillwater Community Development District Special Assessment Bonds Series 2021 (NR/NR)(a)(h)
625,000	3.500	06/15/2041	626,042
1,650,000	4.000	06/15/2051	1,694,397
Stonegate Community Development District Special Assessment Refunding Bonds Series 2013 (NR/NR)
2,150,000	5.000	05/01/2034	2,246,308
Stoneybrook South at Championsgate Community Development District Special Assessment Bonds Series 2019 (NR/NR)
1,100,000	4.500	06/15/2039	1,202,480
2,600,000	4.625	06/15/2049	2,808,621
Stoneybrook South Community Development District Special Assessment Bonds Refunding for Assessment Area Two-A Project Series 2014 (NR/NR)
1,750,000	5.125	11/01/2034	2,071,239
3,495,000	5.500	11/01/2044	4,142,339
Stoneybrook South Community Development District Special Assessment RB Refunding for Assessment Area One Project Series 2013 (NR/NR)
2,435,000	6.500	05/01/2039	2,659,415
Stoneybrook South Community Development District Special Assessment Series 2020 (NR/NR)(a)
1,500,000	3.750	12/15/2050	1,510,874
Storey Creek Community Development District Special Assessment Bonds for Assessment Area One Project Series 2019 (NR/NR)
420,000	4.000	12/15/2039	441,724
860,000	4.125	12/15/2049	899,956
Storey Park Community Development District Special Assessment Bonds for Assessment Area Three Project Series 2019 (NR/NR)(a)
400,000	3.750	06/15/2029	423,444
Summer Woods Community Development District Special Assessment for Assessment Area Two Project Series 2020 (NR/NR)
950,000	3.750	05/01/2040	980,251
1,290,000	4.000	05/01/2050	1,329,598

Municipal Bonds – (continued)
Florida – (continued)
Summerstone Community Development District Special Assessment Series 2020 (NR/NR)
705,000	3.750	05/01/2040	724,110
875,000	4.000	05/01/2051	900,466
Sweetwater Creek Community Development District Capital Improvement Special Assessment RB Refunding Series 2019 A-2 (NR/NR)
1,655,000	4.000	05/01/2038	1,764,259
Talis Park Community Development District Capital Improvement RB Refunding Subordinate Series 2016 A-2 (NR/NR)
175,000	3.250	05/01/2021	175,112
965,000	3.750	05/01/2026	993,656
1,550,000	4.000	05/01/2033	1,610,549
Talis Park Community Development District Capital Improvement RB Series 2013 (NR/NR)
1,370,000	5.250	11/01/2034	1,430,852
2,350,000	6.000	11/01/2044	2,518,765
Tamarindo Community Development District Special Assessment Bonds Series 2021 (NR/NR)(h)
715,000	3.375	05/01/2041	712,404
635,000	4.000	05/01/2051	655,189
Tampa-Hillsborough County Expressway Authority RB Series 2017 C (A+/A2)
2,050,000	5.000	07/01/2048	2,427,410
Tapestry Community Development District Special Assessment RB Series 2016 (NR/NR)
390,000	4.250	05/01/2026	411,593
1,110,000	4.800	05/01/2036	1,185,388
1,715,000	5.000	05/01/2046	1,832,903
Timber Creek Southwest Community Development District Special Assessment Bonds Series 2020 (NR/NR)
1,000,000	4.000	06/15/2040	1,058,343
1,000,000	4.000	06/15/2050	1,041,369
Tison’s Landing Community Development District Special Assessment RB Refunding & Improvement Bonds Senior Series 2016 A-1 (A+/NR)
695,000	3.375	05/01/2032	746,936
1,345,000	3.600	05/01/2037	1,446,847
Tohoqua Community Development District Special Assessment Phase 4A/5A Project Series 2021 (NR/NR)
615,000	4.000	05/01/2051	626,749
Tolomato Community Development District Special Assessment GO Refunding Bonds Senior Lien Series 2018 A-1 (AGM) (AA/NR)
1,640,000	3.500	05/01/2032	1,817,958
1,775,000	3.750	05/01/2040	1,960,483
Tolomato Community Development District Special Assessment GO Refunding Bonds Subordinate Lien Series 2018 A-2 (NR/NR)(a)
375,000	5.625	05/01/2040	417,348
Tolomato Community Development District Special Assessment GO Refunding Bonds Subordinate Lien Series 2018 B-2 (NR/NR)
300,000	5.125	05/01/2039	337,590

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Tolomato Community Development District Special Assessment RB Refunding Series 2019 A-2 (NR/NR)
$1,165,000	4.250%	05/01/2037	$1,272,985
Tolomato Community Development District Special Assessment Refunding Bonds Series 2019 C (NR/NR)(a)
8,340,000	4.400	05/01/2040	9,158,856
Toscana Isles Community Development District Special Assessment RB Series 2014 (NR/NR)
305,000	5.750	11/01/2027	342,594
1,955,000	6.250	11/01/2044	2,296,409
Toscana Isles Community Development District Special Assessment RB Series 2018 (NR/NR)
2,840,000	5.375	11/01/2039	3,284,431
5,750,000	5.500	11/01/2049	6,593,899
Touchstone Community Development District Special Assessment Bonds Series 2018 (NR/NR)(a)
1,560,000	4.625	06/15/2038	1,713,273
2,440,000	4.750	06/15/2048	2,668,396
Touchstone Community Development District Special Assessment Bonds Series 2019 (NR/NR)
550,000	4.000	12/15/2040	588,804
1,145,000	4.125	12/15/2049	1,216,832
Town of Davie RB Refunding for Nova Southeastern University, Inc. Series 2018 (A-/Baa1)
13,300,000	5.000	04/01/2048	15,303,185
Towne Park Community Development District Special Assessment Area 3B Project Series 2019 (NR/NR)
1,085,000	4.625	05/01/2050	1,165,180
Towne Park Community Development District Special Assessment Area 3D Project Series 2020 (NR/NR)(a)
525,000	3.625	05/01/2040	528,224
1,000,000	4.000	05/01/2051	1,019,185
Trevesta Community Development District Special Assessment Area 1 Phase 2 Project Series 2018 (NR/NR)(a)
1,000,000	5.375	11/01/2049	1,112,735
Trevesta Community Development District Special Assessment Area 2 Project Series 2020 (NR/NR)(a)
875,000	3.750	05/01/2040	898,030
750,000	4.000	05/01/2051	771,827
Triple Creek Community Development District Special Assessment for Villages N&P Projects Series 2021 (NR/NR)
700,000	3.500	11/01/2041	694,908
700,000	4.000	11/01/2050	715,465
Triple Creek Community Development District Special Assessment Series 2017 A (NR/NR)
1,265,000	5.250	11/01/2027	1,361,460
2,745,000	6.125	11/01/2046	3,171,929
Triple Creek Community Development District Special Assessment Series 2018 A (NR/NR)(a)
785,000	4.700	11/01/2029	852,676
1,525,000	5.125	11/01/2038	1,733,704
2,175,000	5.375	11/01/2048	2,468,878
Triple Creek Community Development District Special Assessment Series 2019 A (NR/NR)
1,000,000	4.625	05/01/2039	1,086,629
1,995,000	4.750	05/01/2050	2,138,638

Municipal Bonds – (continued)
Florida – (continued)
TSR Community Development District Special Assessment Bonds for Northwest Assessment Area Series 2017 (NR/NR)(a)
4,630,000	4.750	11/01/2048	4,911,091
TSR Community Development District Special Assessment Bonds for Northwest Assessment Area Series 2018 (NR/NR)
1,200,000	5.000	11/01/2039	1,331,912
1,850,000	5.125	11/01/2049	2,046,561
TSR Community Development District Special Assessment RB for 2016 Project Series 2016 (NR/NR)
195,000	3.500	11/01/2021	196,699
1,340,000	4.000	11/01/2027	1,423,829
3,160,000	4.625	11/01/2037	3,399,239
2,790,000	4.750	11/01/2047	2,970,484
TSR Community Development District Special Assessment RB for Downtown Neighborhood Assessment Area Series 2019 (NR/NR)
1,695,000	4.000	11/01/2040	1,792,151
900,000	4.000	11/01/2050	928,514
TSR Community Development District Special Assessment RB for Village 4 Project Series 2015 A (NR/NR)
90,000	4.250	11/01/2021	91,068
2,430,000	5.625	11/01/2045	2,742,676
Turnbull Creek Community Development District Senior Special Assessment Refunding Series 2015 A-1 (A/NR)
2,255,000	4.375	05/01/2035	2,471,128
Two Creeks Community Development District RB Refunding for Capital Improvement Senior Lien Series 2016 A-1 (A/NR)
1,700,000	3.500	05/01/2032	1,851,066
2,545,000	3.625	05/01/2037	2,759,959
Two Creeks Community Development District RB Refunding for Capital Improvement Subordinate Lien Series 2016 A-2 (NR/NR)
615,000	4.750	05/01/2037	652,981
Two Lakes Community Development District Special Assessment Expansion Area Series 2019 (NR/NR)
2,300,000	3.750	12/15/2039	2,409,752
3,505,000	4.000	12/15/2049	3,672,778
Two Lakes Community Development District Special Assessment Series 2017 (NR/NR)(a)
790,000	3.250	12/15/2022	803,576
2,000,000	4.000	12/15/2028	2,155,888
1,000,000	5.000	12/15/2032	1,186,030
1,705,000	5.000	12/15/2037	2,015,094
5,330,000	5.000	12/15/2047	6,191,723
Union Park East Community Development District Capital Improvement RB for Assessment Area One Series 2017 A-1 (NR/NR)(a)
2,425,000	5.500	11/01/2047	2,739,857
University Park Recreation District Special Assessment Series 2019 (BAM) (AA/NR)
2,800,000	3.375	05/01/2045	3,034,249
V-Dana Community Development District Special Assessment for Assessment Area One Series 2020 (NR/NR)(a)
1,400,000	4.000	05/01/2051	1,445,675

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Venetian Community Development District Capital Improvement RB Refunding Series 2012 A-1 (NR/NR)
$495,000	5.500%	05/01/2034	$507,624
750,000	6.125	05/01/2042	774,394
Venetian Parc Community Development District Special Assessment Area One Project Series 2013 (NR/NR)
420,000	6.000	11/01/2027	478,820
2,050,000	6.500	11/01/2043	2,683,421
Venetian Parc Community Development District Special Assessment Area Two Project Series 2013 (NR/NR)
600,000	6.375	11/01/2027	657,433
2,300,000	7.125	11/01/2044	2,616,540
Ventana Community Development District Special Assessment RB Series 2018 (NR/NR)(a)
270,000	4.000	05/01/2024	276,024
4,655,000	5.125	05/01/2049	5,119,168
Veranda Community Development District II Special Assessment Area 1 Gardens East Project Series 2018 A (NR/NR)
1,000,000	5.000	11/01/2039	1,119,573
1,700,000	5.125	11/01/2049	1,899,106
Veranda Community Development District II Special Assessment Area 2 Preserve West Project Series 2018 A (NR/NR)
980,000	5.000	11/01/2039	1,097,182
1,600,000	5.125	11/01/2049	1,787,394
Veranda Community Development District II Special Assessment Area 3 4 & 5 Series 2018 B (NR/NR)
1,265,000	5.875	11/01/2032	1,278,986
Veranda Community Development District II Special Assessment Refunding for Veranda Estates Project Series 2021 (NR/NR)(a)
350,000	3.600	05/01/2041	351,759
470,000	4.000	05/01/2051	480,167
Veranda Community Development District II Special Assessment Refunding for Veranda Oaks Project Series 2021 (NR/NR)(a)
580,000	3.600	05/01/2041	582,916
940,000	4.000	05/01/2051	960,333
Verandah East Community Development District Special Assessment Refunding & Improvement RB Series 2016 (NR/NR)
375,000	3.375	05/01/2021	375,317
2,450,000	3.750	05/01/2026	2,532,302
4,360,000	4.000	05/01/2031	4,555,294
1,700,000	4.125	05/01/2034	1,775,405
1,000,000	4.250	05/01/2037	1,044,020
Verano #1 Community Development District Senior Special Assessment Refunding for Community Infrastructure Project Series 2017 A-1 (BBB/NR)(a)
1,980,000	4.000	05/01/2031	2,213,856
2,940,000	4.000	05/01/2037	3,214,459
Verano #1 Community Development District Special Assessment Bonds for District #1 Project Series 2015 (NR/NR)
745,000	5.125	11/01/2035	842,377
1,000,000	5.250	11/01/2046	1,116,141
Verano No. 2 Community Development District Special Assessment Bonds for POD C Project Series 2020 (NR/NR)
265,000	4.000	05/01/2040	277,845
1,700,000	4.000	05/01/2050	1,753,127

Municipal Bonds – (continued)
Florida – (continued)
Verano No. 2 Community Development District Special Assessment Bonds for POD D Project Series 2020 (NR/NR)
370,000	4.000	05/01/2040	387,932
2,015,000	4.000	05/01/2050	2,077,939
Verano No. 2 Community Development District Special Assessment Bonds for POD E Project Series 2020 (NR/NR)
265,000	4.000	05/01/2040	277,843
1,740,000	4.000	05/01/2050	1,794,350
Viera East Community Development District Special Assessment Bonds Series 2020 (AGM) (AA/NR)
1,625,000	2.600	05/01/2034	1,582,033
1,100,000	2.750	05/01/2038	1,057,724
Villa Portofino East Community Development District Special Assessment Refunding Series 2019 (NR/NR)
1,000,000	3.750	05/01/2037	1,051,287
Village Community Development District No. 09 Special Assessment RB Series 2011 (NR/NR)
4,095,000	7.000	05/01/2041	4,115,029
Village Community Development District No. 10 Special Assessment RB Series 2012 (NR/NR)
2,400,000	5.000	05/01/2032	2,487,942
5,577,000	5.125	05/01/2043	5,791,744
Village Community Development District No. 10 Special Assessment RB Series 2014 (NR/NR)
4,200,000	6.000	05/01/2044	4,570,631
Village Community Development District No. 12 Special Assessment RB Series 2018 (NR/NR)(a)
970,000	4.250	05/01/2043	1,066,846
13,370,000	4.375	05/01/2050	14,703,330
Village Community Development District No. 13 Special Assessment RB Series 2019 (NR/NR)
10,000,000	3.700	05/01/2050	10,509,478
Village Community Development District No. 13 Special Assessment RB Series 2020 (NR/NR)(a)
4,235,000	3.250	05/01/2040	4,367,440
9,410,000	3.500	05/01/2051	9,671,087
Village Community Development District No. 5 Special Assessment RB Refunding Phase I Series 2013 (A/NR)
1,435,000	4.000	05/01/2033	1,495,285
Village Community Development District No. 5 Special Assessment RB Refunding Phase II Series 2013 (A/NR)
1,155,000	4.000	05/01/2034	1,202,282
Village Community Development District No. 9 Special Assessment Refunding Series 2012 (NR/NR)
1,760,000	5.500	05/01/2042	1,814,535
Villamar Community Development District Special Assessment Bonds Series 2019 (NR/NR)
910,000	4.625	05/01/2039	989,674
1,385,000	4.875	05/01/2050	1,504,682
Villamar Community Development District Special Assessment Bonds Series 2020 (NR/NR)
555,000	3.750	05/01/2040	569,607
1,000,000	4.000	05/01/2051	1,025,247
Vizcaya In Kendall Community Development District Special Assessment Bonds Series 2016 (BBB-/NR)
1,000,000	3.750	11/01/2031	1,082,090
1,000,000	4.000	11/01/2036	1,079,278
1,300,000	4.125	11/01/2046	1,393,816

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Waterford Landing Community Development District Capital Improvement RB Series 2014 (NR/NR)
$2,860,000	5.500%	05/01/2034	$3,054,405
3,825,000	5.750	05/01/2044	4,102,343
Watergrass Community Development District II Special Assessment Bonds Series 2018 (NR/NR)
4,040,000	5.250	05/01/2049	4,342,697
Waters Edge Community Development District Capital Improvement RB Refunding Series 2012 A-1 (NR/NR)
14,000	5.350	05/01/2039	14,010
Waters Edge Community Development District Capital Improvement RB Refunding Series 2012 A-2 (NR/NR)
210,000	6.600	05/01/2039	212,253
Waters Edge Community Development District Pasco County Capital Improvement RB Refunding Senior Lien Series 2015 A-1 (BBB+/NR)
3,235,000	4.200	05/01/2036	3,494,321
Waterset Central Community Development District Special Assessment Bonds Series 2018 (NR/NR)(a)
355,000	4.000	11/01/2024	364,448
1,640,000	5.125	11/01/2038	1,776,842
2,800,000	5.250	11/01/2049	3,028,730
Waterset North Community Development District Special Assessment RB Series 2014 (NR/NR)
1,210,000	5.125	11/01/2035	1,287,588
1,945,000	5.500	11/01/2045	2,072,474
Wesbridge Community Development District Special Assessment Series 2019 (NR/NR)
1,215,000	4.250	11/01/2049	1,281,956
West Port Community Development District Special Assessment Area Two Series 2020 (NR/NR)(a)
570,000	3.625	05/01/2041	571,902
1,545,000	4.000	05/01/2051	1,574,516
West Villages Improvement District Unit of Development No. 7 Master Infrastructure Special Assessment RB Series 2019 (NR/NR)
2,340,000	4.750	05/01/2039	2,567,672
3,790,000	5.000	05/01/2050	4,186,678
West Villages Improvement District Unit of Development No. 7 Special Assessment RB Series 2021 (NR/NR)(a)(h)
1,050,000	4.000	05/01/2051	1,071,767
West Villages Improvement District Unit of Development No. 8 Special Assessment RB Series 2021 (NR/NR)(a)(h)
1,855,000	4.000	05/01/2051	1,893,454
Westside Community Development District Special Assessment RB for Solara Phase 1 Assessment Area Series 2018 (NR/NR)(a)
515,000	5.000	05/01/2038	568,328
600,000	5.200	05/01/2048	660,984
Westside Community Development District Special Assessment RB for Solara Phase 2 Assessment Area Series 2019 (NR/NR)
990,000	4.625	05/01/2039	1,076,418
1,590,000	4.850	05/01/2049	1,727,420
Westside Community Development District Special Assessment RB Refunding Series 2019 (NR/NR)(a)
800,000	4.100	05/01/2037	849,677
795,000	4.125	05/01/2038	844,027

Municipal Bonds – (continued)
Florida – (continued)
Westside Community Development District Special Assessment RB Series 2019 (NR/NR)
1,200,000	5.000	05/01/2039	1,330,598
2,000,000	5.200	05/01/2050	2,223,928
Wildblue Community Development District Special Assessment Bonds Series 2019 (NR/NR)(a)
2,375,000	4.250	06/15/2039	2,582,832
3,525,000	4.375	06/15/2049	3,777,023
Winding Cypress Community Development District Phase 3 Assessment Area Special Assessment Bonds Series 2019 (NR/NR)
970,000	5.000	11/01/2049	1,055,790
Winding Cypress Community Development District Special Assessment Phase 1 and Phase 2 Assessment Area Series 2015 (NR/NR)
400,000	4.375	11/01/2025	430,057
1,770,000	5.000	11/01/2045	1,899,401
Windward Community Development District Special Assessment Series 2020 A-1 (NR/NR)
1,885,000	4.400	11/01/2035	1,986,818
625,000	4.250	05/01/2040	648,342
500,000	4.500	05/01/2051	517,696
Wiregrass Community Development District Capital Improvement RB Series 2014 (NR/NR)
385,000	5.375	05/01/2035	415,369
3,035,000	5.625	05/01/2045	3,281,416
Wiregrass Community Development District Capital Improvement RB Series 2016 (NR/NR)
780,000	4.875	05/01/2036	829,070
1,445,000	5.000	05/01/2047	1,530,034
Wiregrass II Community Development District Special Assessment Series 2020 (NR/NR)
1,585,000	3.700	05/01/2040	1,625,562
1,960,000	3.875	05/01/2050	2,001,361

			1,423,183,548

Georgia – 1.7%
Atlanta Development Authority RB for New Downtown Atlanta Stadium Project Senior Lien Series 2015 A-1 (A+/A1)
1,500,000	5.250	07/01/2040	1,729,095
Atlanta Development Authority RB for New Downtown Atlanta Stadium Project Senior Lien Series 2015 B (A/A2)
1,000,000	4.000	07/01/2040	1,061,364
Clayton County Development Authority Special Facilities RB for Delta Airlines, Inc. Series 2009 A (B+/Baa3)
10,920,420	8.750	06/01/2029	10,988,443
Gainesville & Hall County Development Authority RB Refunding for Riverside Military Academy Series 2017 (BB/NR)
900,000	5.125	03/01/2052	851,337
George L Smith II Congress Center Authority RB for Signia Hotel Management LLC Series 2021 (BBB-/NR)(h)
14,390,000	4.000	01/01/2054	15,957,019
George L Smith II Congress Center Authority RB for Signia Hotel Management LLC Series 2021 (NR/NR)(h)
940,000	3.625	01/01/2031	960,738
940,000	5.000	01/01/2036	1,048,809
1,880,000	5.000	01/01/2054	2,049,492

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Georgia – (continued)
Main Street Natural Gas, Inc. Gas Supply RB Series 2019 A (A-/A3)
$6,650,000	5.000%	05/15/2043	$7,873,865
24,875,000	5.000	05/15/2049	35,995,496
Milledgeville & Baldwin County Development Authority Student Housing RB Refunding for Georgia College & State University Foundation Property V, LLC Project Series 2007 (AMBAC) (A+/WR)(d)
49,820,000	(3 Mo. LIBOR + 0.65%), 0.809	10/01/2033	48,437,246
Municipal Electric Authority RB Georgia Plant Vogtle Units 3 & 4 Project Series 2019 A (A/Baa1)
2,200,000	5.000	01/01/2034	2,682,842
6,000,000	5.000	01/01/2039	7,222,323
29,610,000	5.000	01/01/2049	35,042,686
Rockdale County Development Authority RB Refunding for Pratt Paper LLC Project Series 2018 (AMT) (NR/NR)(a)
3,500,000	4.000	01/01/2038	3,844,139

			175,744,894

Guam – 0.7%
A.B. Won Pat International Airport Authority RB Refunding General Series 2013 B (AGM) (AA/A2)
1,500,000	5.750	10/01/2043	1,640,764
Guam Department of Education COPS Refunding for John F. Kennedy High School & Energy Efficiency Project Series 2020 A (B+/Ba2)
6,240,000	5.000	02/01/2040	6,689,625
Guam Government Limited Obligation RB Section 30 Series 2016 A (BB/NR)
500,000	5.000	12/01/2031	572,563
4,515,000	5.000	12/01/2046	5,025,699
Guam International Airport Authority RB Refunding for Series 2013 C (AMT) (AGM) (AA/A2)
7,300,000	6.125	10/01/2043	8,004,543
Guam International Airport Authority RB Refunding for Series 2013 C (AMT) (BB+/Baa2)
2,560,000	6.375	10/01/2043	2,745,770
Guam Waterworks Authority RB for Water & Wastewater System Series 2013 (A-/Baa2)(e)
14,455,000	5.500	07/01/2023	16,106,758
Guam Waterworks Authority RB for Water & Wastewater System Series 2016 (A-/Baa2)
9,675,000	5.000	01/01/2046	10,841,629
Guam Waterworks Authority RB for Water & Wastewater System Series 2020 A (A-/Baa2)
4,170,000	5.000	01/01/2050	5,011,794
Guam Waterworks Authority RB Refunding for Water & Wastewater System Series 2017 (A-/Baa2)
1,165,000	5.000	07/01/2033	1,362,246
960,000	5.000	07/01/2035	1,117,415
1,920,000	5.000	07/01/2036	2,229,069
1,365,000	5.000	07/01/2037	1,580,769
Port Authority of Guam RB Series 2018 A (A/Baa2)
2,500,000	5.000	07/01/2048	2,911,200

Municipal Bonds – (continued)
Guam – (continued)
Territory of Guam Hotel Occupancy Tax RB Refunding Series 2021 A (NR/Ba1)
1,350,000	5.000	11/01/2035	1,673,244
1,400,000	5.000	11/01/2040	1,707,303

			69,220,391

Hawaii – 0.1%
Hawaii State Department of Budget & Finance RB Refunding for Hawaiian Electric Co., Inc. Series 2019 (A-/Baa2)
12,170,000	3.200	07/01/2039	12,993,466
Kauai County Community Facilities District No. 2008-1 Special Tax RB for Kukui’ula Development Series 2019 (NR/NR)
675,000	5.000	05/15/2044	777,306
2,750,000	5.000	05/15/2049	3,141,379

			16,912,151

Illinois – 11.4%
Chicago Board of Education GO Bonds for Build America Bonds Series 2009 E (BB-/Ba3)
1,400,000	5.382	12/01/2023	1,509,514
5,440,000	5.482	12/01/2024	5,973,062
Chicago Illinois Board of Education Dedicated Capital Improvement Series 2016 (A-/NR)
16,000,000	6.000	04/01/2046	19,096,971
Chicago Illinois Board of Education Dedicated Capital Improvement Series 2017 (A-/NR)
1,700,000	5.000	04/01/2042	1,938,301
1,625,000	5.000	04/01/2046	1,839,996
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1998 B-1 (NATL-RE) (BB-/Baa2)(c)
4,415,000	0.000	12/01/2027	3,894,629
685,000	0.000	12/01/2028	583,535
9,125,000	0.000	12/01/2029	7,498,270
6,905,000	0.000	12/01/2030	5,473,599
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1999 A (NATL-RE) (BB-/Baa2)(c)
125,000	0.000	12/01/2029	102,716
775,000	0.000	12/01/2030	614,343
Chicago Illinois Board of Education GO Bonds Series 2017 A (BB-/NR)(a)
5,500,000	7.000	12/01/2046	6,981,637
Chicago Illinois Board of Education GO Refunding Bonds Capital Appreciation for School Reform Series 1999 A (NATL-RE) (BB-/Baa2)(c)
22,095,000	0.000	12/01/2031	16,898,729
Chicago Illinois Board of Education GO Refunding Bonds for School Reform Series 1999 A (NATL-RE) (BB-/Baa2)
5,000,000	5.500	12/01/2026	5,871,841
Chicago Illinois Board of Education GO Refunding Bonds Series 2005 A (AMBAC) (BB-/Ba3)
8,965,000	5.500	12/01/2029	11,652,986
Chicago Illinois Board of Education Unlimited Tax GO Bonds for Dedicated Alternate Revenues Series 2015 C (BB-/NR)
20,025,000	5.250	12/01/2035	22,095,893
10,410,000	5.250	12/01/2039	11,444,643

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois Board of Education Unlimited Tax GO Bonds for Dedicated Revenues Series 2011 A (BB-/Ba3)
$525,000	5.500%	12/01/2039	$536,837
1,445,000	5.000	12/01/2041	1,472,072
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2005 A (AMBAC) (BB-/Ba3)
5,435,000	5.500	12/01/2030	7,186,964
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2009 E (BB-/Ba3)
13,525,000	6.038	12/01/2029	15,498,273
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2012 B (BB-/Ba3)
9,025,000	4.000	12/01/2035	9,312,966
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2016 A (BB-/NR)
54,375,000	7.000	12/01/2044	65,205,342
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2016 B (BB-/NR)
61,035,000	6.500	12/01/2046	73,406,282
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2018 A (AGM) (AA/NR)
1,500,000	5.000	12/01/2029	1,861,016
1,250,000	5.000	12/01/2030	1,541,826
1,025,000	5.000	12/01/2031	1,259,218
1,000,000	5.000	12/01/2032	1,223,986
1,250,000	5.000	12/01/2034	1,515,705
1,000,000	5.000	12/01/2035	1,209,244
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2018 C (AGM) (AA/NR)
6,535,000	5.000	12/01/2029	8,187,908
1,000,000	5.000	12/01/2030	1,241,559
Chicago Illinois Capital Appreciation Refunding & Project Series 2009 C (BBB+/Ba1)(c)
11,545,000	0.000	01/01/2032	8,326,267
Chicago Illinois GO Bonds Project and Refunding RMKT 06/08/15 Series 2005 D (BBB+/Ba1)
1,800,000	5.500	01/01/2037	2,009,176
Chicago Illinois GO Bonds Project Refunding Series 2014 A (BBB+/Ba1)
8,375,000	5.250	01/01/2033	9,092,934
6,295,000	5.000	01/01/2034	6,783,568
10,500,000	5.000	01/01/2036	11,291,865
Chicago Illinois GO Bonds Project Series 2011 A (BBB+/Ba1)
6,670,000	5.250	01/01/2035	6,683,650
3,025,000	5.000	01/01/2040	3,030,232
Chicago Illinois GO Bonds Project Series 2012 A (BBB+/Ba1)
18,325,000	5.000	01/01/2033	18,729,928
7,095,000	5.000	01/01/2034	7,248,916

Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois GO Bonds Series 2010 B (BBB+/Ba1)
3,145,000	7.517	01/01/2040	4,179,982
Chicago Illinois GO Bonds Series 2015 A (BBB+/NR)
4,180,000	5.500	01/01/2039	4,653,178
Chicago Illinois GO Bonds Series 2015 B (BBB+/NR)
14,603,000	7.375	01/01/2033	18,325,468
Chicago Illinois GO Bonds Series 2019 A (BBB+/NR)
28,265,000	5.000	01/01/2044	32,808,458
20,105,000	5.500	01/01/2049	24,015,173
Chicago Illinois GO Refunding Bonds RMKT 06/08/15 Series 2007 E (BBB+/Ba1)
3,775,000	5.500	01/01/2042	4,186,935
Chicago Illinois GO Refunding Bonds RMKT 06/08/15 Series 2007 F (BBB+/Ba1)
2,500,000	5.500	01/01/2042	2,772,804
Chicago Illinois GO Refunding Bonds Series 2012 B (BBB+/Ba1)
6,615,000	5.432	01/01/2042	7,141,422
Chicago Illinois GO Refunding Bonds Series 2014 A (BBB+/Ba1)
7,230,000	5.000	01/01/2035	7,783,815
Chicago Illinois GO Refunding Bonds Series 2015 C (BBB+/NR)
14,455,000	5.000	01/01/2038	16,154,489
Chicago Illinois GO Refunding Bonds Series 2017 A (BBB+/NR)
2,660,000	6.000	01/01/2038	3,197,290
Chicago Illinois O’Hare International Airport RB General Airport Senior Lien Series 2018 B (A/NR)
11,630,000	4.000	01/01/2044	12,987,693
Chicago Illinois Second Lien RB Refunding for Wastewater Transmission RMKT 10/19/15 Series 2008 C (A/NR)
1,500,000	5.000	01/01/2039	1,715,468
Chicago Illinois Wastewater Transmission RB Second Lien Series 2017 A (AGM) (AA/NR)
1,950,000	5.250	01/01/2042	2,375,166
5,460,000	4.000	01/01/2052	5,847,865
Chicago Park District GO Bonds Limited Tax Series 2018 A (AA-/NR)
2,585,000	4.000	01/01/2041	2,834,906
City of Belleville Sales Tax Revenue Tax Allocation Refunding for Carlyle and Green Mount Redevelopement Project Series 2021 B (NR/NR)(h)
915,000	3.750	07/01/2041	911,744
City of Chicago GO Bonds for Neighborhoods Alive 21 Program Series 2002 B (BBB+/Ba1)
2,685,000	5.500	01/01/2037	2,997,021
City of Chicago GO Refunding Bonds Series 2020 A (BBB+/NR)
485,000	5.000	01/01/2031	593,275
City of Chicago Taxable GO Unlimited Bonds Series 2012 B (AGM-CR) (AA/A2)
735,000	5.432	01/01/2042	876,541
City of Chicago Taxable GO Unlimited Bonds Series 2014 B (AGM-CR) (AA/A2)
7,350,000	6.314	01/01/2044	9,656,418
Cortland Illinois Special Service Area No. 9 Special Tax Bonds for Richland Trails Project Series 2007-1 (NR/NR)
1,880,000	5.800	03/01/2037	1,609,633

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
County of Will Illinois GO Bonds Series 2019 (AA+/Aa1)
$2,500,000	4.000%	11/15/2047	$2,910,229
Du Page County Special Service Area No. 31 Special Tax for Monarch Landing Project Series 2006 (NR/NR)
1,166,000	5.625	03/01/2036	1,170,832
Illinois Finance Authority RB for 2018 Blue Island LLC Series 2018 A-1 (NR/NR)*
1,400,000	5.000	12/01/2053	882,000
Illinois Finance Authority RB for Christian Homes, Inc. Series 2010 (BBB-/NR)
745,000	6.125	05/15/2027	746,962
Illinois Finance Authority RB for Columbia College Chicago Series 2019 (BBB+/NR)
715,000	5.000	12/01/2034	854,424
920,000	5.000	12/01/2039	1,081,076
1,175,000	5.000	12/01/2044	1,363,297
Illinois Finance Authority RB for Roosevelt University Series 2019 A (NR/NR)(a)
10,175,000	6.125	04/01/2049	12,056,287
Illinois Finance Authority RB for University of Illinois Series 2020 (BBB+/NR)
950,000	4.000	10/01/2040	1,072,665
950,000	4.000	10/01/2050	1,053,287
Illinois Finance Authority RB Refunding for Franciscan Communities Project Series 2017 A (BBB-/NR)
1,645,000	4.000	05/15/2027	1,747,925
2,825,000	5.000	05/15/2037	3,128,271
1,055,000	5.000	05/15/2047	1,149,223
Illinois Finance Authority RB Refunding for Illinois Institute of Technology Series 2019 (NR/Baa3)
1,500,000	4.000	09/01/2035	1,687,757
1,725,000	5.000	09/01/2036	2,110,082
2,000,000	4.000	09/01/2037	2,237,390
1,620,000	5.000	09/01/2038	1,970,453
2,000,000	4.000	09/01/2039	2,224,525
1,500,000	5.000	09/01/2040	1,814,279
1,500,000	4.000	09/01/2041	1,658,809
Illinois Finance Authority RB Refunding for Illinois Wesleyan University Series 2016 (A-/Baa2)
500,000	5.000	09/01/2036	574,546
3,470,000	5.000	09/01/2046	3,923,309
Illinois Finance Authority RB Refunding for Navistar International Corp. Series 2020 (CCC/B3)(a) (f) (g)
4,740,000	4.750	08/01/2030	4,964,473
Illinois Finance Authority RB Refunding for Plymouth Place Obligated Group Series 2021 A (BB+/NR)(h)
950,000	5.000	05/15/2051	1,065,896
765,000	5.000	05/15/2056	853,184
Illinois Finance Authority RB Series 2013 A (BBB-/NR)
3,935,000	5.250	05/15/2047	4,104,825
Illinois Finance Authority RB Series 2013 A (NR/NR)(e)
565,000	5.250	05/15/2023	623,557
Illinois Sales Tax Securitization Corp. RB Refunding Second Lien Series 2020 A (AA-/NR)
1,560,000	4.000	01/01/2038	1,778,470
1,260,000	4.000	01/01/2039	1,432,250

Municipal Bonds – (continued)
Illinois – (continued)
Illinois State GO Bonds Pension Funding Series 2003 (BBB-/Baa3)
50,750,000	5.100	06/01/2033	57,137,552
Illinois State GO Bonds Series 2012 (BBB-/Baa3)
500,000	5.000	03/01/2031	514,454
750,000	5.000	03/01/2037	769,531
Illinois State GO Bonds Series 2013 (BBB-/Baa3)
5,050,000	5.500	07/01/2038	5,403,921
Illinois State GO Bonds Series 2014 (AGM-CR) (AA/A2)
20,000,000	5.000	02/01/2039	21,477,448
Illinois State GO Bonds Series 2014 (BBB-/Baa3)
2,525,000	5.000	05/01/2029	2,770,392
10,000,000	5.000	05/01/2030	10,925,210
5,000,000	5.000	05/01/2031	5,448,395
5,000,000	5.000	05/01/2039	5,381,179
Illinois State GO Bonds Series 2017 A (BBB-/Baa3)
9,500,000	5.000	12/01/2035	11,017,035
1,770,000	4.500	12/01/2041	1,945,857
4,730,000	5.000	12/01/2042	5,388,510
Illinois State GO Bonds Series 2017 C (BBB-/Baa3)
62,270,000	5.000	11/01/2029	72,717,978
Illinois State GO Bonds Series 2017 D (BBB-/Baa3)
5,845,000	5.000	11/01/2025	6,759,690
16,695,000	5.000	11/01/2026	19,660,596
57,825,000	5.000	11/01/2027	68,889,750
24,325,000	5.000	11/01/2028	28,699,482
Illinois State GO Bonds Series 2018 A (BBB-/Baa3)
350,000	5.000	05/01/2032	411,564
1,940,000	5.000	05/01/2033	2,272,478
5,280,000	5.000	05/01/2042	6,056,971
5,280,000	5.000	05/01/2043	6,047,207
Illinois State GO Bonds Series 2019 A (BBB-/Baa3)
2,000,000	5.000	11/01/2024	2,270,922
Illinois State GO Bonds Series 2019 B (BBB-/Baa3)
4,200,000	4.000	11/01/2038	4,587,366
Illinois State GO Bonds Series 2019 C (BBB-/Baa3)
10,825,000	4.000	11/01/2042	11,697,220
Illinois State GO Bonds Series 2020 (BBB-/Baa3)
1,575,000	5.500	05/01/2039	1,937,691
4,250,000	5.750	05/01/2045	5,286,767
Illinois State GO Bonds Series 2020 C (BBB-/Baa3)
11,965,000	4.250	10/01/2045	13,160,946
Illinois State GO Bonds Series 2021 A (BBB-/Baa3)
8,000,000	5.000	03/01/2046	9,513,110
Illinois State GO Refunding Bonds Series 2016 (AGM) (AA/A2)
20,175,000	4.000	02/01/2030	22,561,666
Lincolnshire Special Service Area No. 1 Special Tax for Sedgebrook Project Series 2004 A (NR/NR)
1,763,000	6.250	03/01/2034	1,764,097
Metropolitan Pier & Exposition Authority RB Capital Appreciation for McCormick Place Expansion Series 2002 A (NATL-RE) (BBB/Baa2)(c)
15,690,000	0.000	12/15/2032	11,759,926

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2002 A (ETM) (NATL-RE) (NR/NR)(c)(e)
$530,000	0.000%	06/15/2030	$461,116
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2002 A (NATL-RE) (BBB/NR)(c)
9,370,000	0.000	06/15/2030	7,657,355
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2010 B1 (AGM) (AA/A2)(c)
3,200,000	0.000	06/15/2044	1,601,361
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2017 A (BBB/NR)(c)
66,700,000	0.000	12/15/2056	18,934,436
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2017 B (AGM) (AA/A2)(c)
18,400,000	0.000	12/15/2056	5,926,852
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2017 B (BBB/NR)(c)
70,000,000	0.000	12/15/2054	21,415,177
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2020 A (BBB/NR)
11,460,000	4.000	06/15/2050	12,710,396
1,340,000	5.000	06/15/2050	1,593,388
Plano Special Service Area No. 5 Special Tax for Lakewood Springs Club Unit 6 Series 2006 (NR/NR)*
2,322,000	6.000	03/01/2036	1,892,430
Quad Cities Regional Economic Development Authority RB for Augustana College Series 2012 (NR/Baa1)
840,000	4.750	10/01/2029	874,087
1,010,000	4.750	10/01/2032	1,047,986
Regional Transportation Authority Illinois GO Bonds Series 2016 A (AA/A2)
7,730,000	4.000	06/01/2046	8,243,441
Southwestern Illinois Development Authority Health Facility RB for Memorial Group, Inc. Series 2013 (NR/NR)(e)
5,000,000	7.625	11/01/2023	5,932,038
State of Illinois GO Bonds Series 2010-1 (BBB-/Baa3)
630,000	6.630	02/01/2035	754,345
State of Illinois GO Bonds Series 2017 A (BBB-/Baa3)
9,500,000	4.250	12/01/2040	10,297,825
State of Illinois GO Bonds Series 2017 D (BBB-/Baa3)
4,910,000	3.250	11/01/2026	5,373,156
State of Illinois GO Refunding Bonds Series 2018 A (BBB-/Baa3)
3,000,000	5.000	10/01/2027	3,595,923
8,230,000	5.000	10/01/2028	9,989,568
State of Illinois GO Unlimited Bonds Series 2017 A (BBB-/Baa3)
2,750,000	4.000	12/01/2033	3,027,425
7,950,000	4.250	12/01/2037	8,685,701

Municipal Bonds – (continued)
Illinois – (continued)
Upper Illinois River Valley Development Authority RB Refunding for Prairie Crossing Charter School Series 2020 (NR/NR)(a)
380,000	5.000	01/01/2045	396,320
900,000	5.000	01/01/2055	931,680
Village of Morton Grove Tax Increment Senior Lien RB for Sawmill Station Redevelopment Project Series 2019 (NR/NR)
1,900,000	5.000	01/01/2039	1,931,897
Village of Romeoville RB Refunding for Lewis University Series 2018 B (BBB/NR)
540,000	4.125	10/01/2041	561,952
1,080,000	4.125	10/01/2046	1,118,403

			1,176,380,595

Indiana – 0.3%
Gary/Chicago International Airport Authority Airport Development Zone RB Series 2014 (AMT) (BBB+/NR)
1,300,000	5.000	02/01/2029	1,425,733
1,250,000	5.250	02/01/2034	1,360,831
1,500,000	5.000	02/01/2039	1,612,150
Indiana Finance Authority Educational Facilities RB for Marian University, Inc. Series 2019 A (BBB/NR)
400,000	4.000	09/15/2049	426,846
Indiana Finance Authority Midwestern Disaster Relief RB for Ohio Valley Electric Co. Project Series 2012 A (BBB-/Ba1)
7,120,000	5.000	06/01/2039	7,323,640
Indiana Finance Authority RB for KIPP Indianapolis, Inc. Series 2020 A (NR/Ba1)
865,000	5.000	07/01/2055	954,272
Indiana Finance Authority RB for Private Activity for Ohio River Bridges East End Crossing Project Series 2013 A (BBB+/NR)
6,250,000	5.000	07/01/2048	6,733,853
Indiana Finance Authority RB Ohio Valley Electric Corp. Series 2010 A (BBB-/Ba1)
3,110,000	3.000	11/01/2030	3,221,605
Indiana Finance Authority RB Ohio Valley Electric Corp. Series 2012 B (BBB-/Ba1)
2,250,000	3.000	11/01/2030	2,330,743
Indiana Finance Authority RB Ohio Valley Electric Corp. Series 2012 C (BBB-/Ba1)
2,500,000	3.000	11/01/2030	2,589,714
Indianapolis Airport Authority Special Facilities RB for United Air Lines, Inc. Project Series 1995 A (NR/WR)*
7,520,823	6.500	11/15/2031	150

			27,979,537

Iowa – 0.1%
Iowa Finance Authority Midwestern Disaster Area Iowa Fertilizer Company Project RB Refunding Series 2019 (BB-/NR)
2,630,000	3.125	12/01/2022	2,679,197
Iowa Finance Authority RB for Lifespace Communities, Inc. Obligated Group Series 2019 A-1 (BBB/NR)
2,050,000	4.000	05/15/2055	2,204,503
2,700,000	5.000	05/15/2055	3,090,940

			7,974,640

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate		Maturity Date		Value

Municipal Bonds – (continued)
Kansas – 0.1%
City of Wichita Health Care Facilities RB for Presbyterian Manors Obligated Group Series III-2019 (NR/NR)
$1,155,000	5.000%		05/15/2028		$1,236,154
1,215,000	5.000		05/15/2029		1,304,495
2,850,000	5.000		05/15/2034		2,971,386
1,190,000	5.000		05/15/2050		1,197,824

					6,709,859

Kentucky – 0.3%
Kentucky Asset Liability Commission General Fund RB Refunding for Floating Rate Project Notes Series 2007 A (NATL-RE) (A-/A1)(d)
7,015,000	(3 Mo. LIBOR + 0.53%), 15.00		11/01/2027		6,904,834
Kentucky Bond Development Corp. RB Refunding for Transylvania University Series 2021 A (A-/NR)
205,000	4.000		03/01/2046		227,852
130,000	4.000		03/01/2049		144,028
Kentucky Economic Development Finance Authority Hospital RB Refunding for Louisville Arena Authority, Inc. Series 2017 A (AGM) (AA/A2)
900,000	4.000		12/01/2041		1,019,918
Kentucky Economic Development Finance Authority Hospital RB Refunding for Owensboro Medical Health System, Inc. Series 2017 A (AGM) (AA/A2)
3,300,000	4.000		06/01/2037		3,667,315
2,925,000	4.000		06/01/2045		3,193,412
Kentucky Economic Development Finance Authority Hospital RB Refunding for Owensboro Medical Health System, Inc. Series 2017 B (AGM) (AA/A2)
1,000,000	4.000		06/01/2037		1,111,308
Kentucky Economic Development Finance Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-2 (BBB+/Baa1)
2,300,000	5.000		08/01/2049		2,768,064
Kentucky Public Energy Authority Gas Supply RB Series 2019 A-1 (A/A1)(f)(g)
1,275,000	4.000		06/01/2025		1,435,944
Louisville & Jefferson County Metropolitan Government Health System RB for Norton Healthcare, Inc. Series 2013 A (A/NR)
5,000,000	5.750		10/01/2042		5,585,403
Louisville & Jefferson County Metropolitan Government RB for Norton Healthcare Obligated Group Series 2020 A (A/NR)
6,000,000	3.000		10/01/2043		6,217,359

					32,275,437

Louisiana – 1.4%
Calcasieu Parish Memorial Hospital Service District RB for Southwest Louisiana Healthcare System Obligated Group Series 2019 (BB+/NR)
2,125,000	5.000		12/01/2034		2,332,506
2,375,000	5.000		12/01/2039		2,551,505
City of New Orleans Sewerage Service RB Series 2020 B (A/NR)
1,125,000	4.000		06/01/2050		1,273,091
Lakeshore Villages Master Community Development District Special Assessment Series 2019 (NR/NR)(a)
1,900,000	4.125		06/01/2039		2,018,292

Municipal Bonds – (continued)
Louisiana – (continued)
Lakeshore Villages Master Community Development District Special Assessment Series 2019 (NR/NR)(a) – (continued)
2,300,000		4.375		06/01/2048		2,450,827
Louisiana Local Government Environmental Facilities & Community Development Authority RB Refunding for City of Shreveport Series 2008 (BBB+/NR)(a)
8,790,000		5.000		04/01/2035		9,886,967
Louisiana Local Government Environmental Facilities and Community Development Authority RB Refunding for Ragin’ Cajun Facilities, Inc. – Student Housing & Parking Project Series 2017 (AGM) (AA/NR)
2,600,000		5.000		10/01/2039		3,183,875
4,850,000		4.000		10/01/2041		5,448,485
Louisiana Public Facilities Authority RB for Louisiana Children’s Medical Center Obligated Series 2020 A (A+/NR)
1,380,000		4.000		06/01/2050		1,553,196
Louisiana Public Facilities Authority RB for Louisiana Children’s Medical Center Obligated Series 2020 A (AGM) (AA/NR)
3,760,000		3.000		06/01/2050		3,909,694
Louisiana Public Facilities Authority RB for Louisiana State University & Agricultural & Mechanical College Auxiliary Greenhouse Phase III Project Series 2019 A (A/A3)
5,225,000		5.000		07/01/2059		6,230,572
Louisiana Public Facilities Authority RB Refunding for Ochsner Clinic Foundation Project Series 2017 (A/A3)
12,725,000		4.000		05/15/2042		14,074,574
21,250,000		5.000		05/15/2046		24,762,243
New Orleans Aviation Board General Airport RB for North Terminal Project Series 2015 B (AMT) (A-/A2)
32,395,000		5.000		01/01/2045		36,438,946
New Orleans Aviation Board General Airport RB for North Terminal Project Series 2017 B (AMT) (A-/A2)
4,850,000		5.000		01/01/2048		5,585,500
Parish of St. James RB for NuStar Logistics LP Series 2008 (BB-/ Ba3)(a) (f) (g)
1,400,000		6.100		06/01/2030		1,750,233
Parish of St. James RB for NuStar Logistics LP Series 2010 (BB-/NR)(a)
2,375,000		6.350		07/01/2040		3,016,454
Parish of St. John the Baptist RB Refunding for Marathon Oil Corp. Series 2017 A-1 (BBB-/Baa3)(f)(g)
235,000		2.000		04/01/2023		239,663
Parish of St. John the Baptist RB Refunding for Marathon Oil Corp. Series 2017 A-3 (BBB-/Baa3)(f)(g)
950,000		2.200		07/01/2026		979,977
Parish of St. John the Baptist RB Refunding for Marathon Oil Corp. Series 2017 B-2 (BBB-/Baa3)(f)(g)
13,250,000		2.375		07/01/2026		13,784,266
Port of New Orleans Board of Commissioners RB Series 2018 A (AGM) (AA/A2)
2,000,000		5.000		04/01/2048		2,369,911

						143,840,777

Maine – 0.2%
City of Portland General Airport RB Refunding Green Bonds Series 2019 (BBB+/Baa1)
1,000,000		4.000		01/01/2035		1,147,094
1,355,000		4.000		01/01/2036		1,549,283

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Maine – (continued)
City of Portland General Airport RB Refunding Green Bonds Series 2019 (BBB+/Baa1) – (continued)
$850,000	4.000%	01/01/2037	$964,775
1,030,000	4.000	01/01/2038	1,165,506
800,000	4.000	01/01/2039	899,238
1,400,000	4.000	01/01/2040	1,569,910
Maine Health & Higher Educational Facilities Authority RB for Maine Medical Center Series 2018 A (A+/A1)
4,000,000	5.000	07/01/2043	4,797,422
5,250,000	5.000	07/01/2048	6,255,209
Maine Health & Higher Educational Facilities Authority RB for Maine Medical Center Series 2020 A (A+/A1)
2,080,000	4.000	07/01/2045	2,374,777
2,505,000	4.000	07/01/2050	2,843,897

			23,567,111

Maryland – 0.6%
Baltimore Maryland Special Obligation Refunding for Baltimore Research Park Project Series 2017 A (NR/NR)
2,950,000	4.500	09/01/2033	3,142,548
1,500,000	5.000	09/01/2038	1,620,913
City of Baltimore RB Refunding for Baltimore Hotel Corp. Series 2017 (CCC/NR)
1,400,000	5.000	09/01/2028	1,435,390
860,000	5.000	09/01/2039	869,887
6,135,000	5.000	09/01/2046	6,185,657
City of Baltimore Tax Allocation for Harbor Point Special Taxing District Project Series 2019 B (NR/NR)(a)
325,000	3.550	06/01/2034	326,937
200,000	3.700	06/01/2039	201,055
300,000	3.875	06/01/2046	301,933
City of Baltimore Tax Allocation Refunding Senior Lien for Harbor Point Special Taxing District Project Series 2019 A (NR/NR)(a)
290,000	3.400	06/01/2034	297,436
310,000	3.450	06/01/2035	318,401
550,000	3.500	06/01/2039	559,587
1,650,000	3.625	06/01/2046	1,680,913
City of Brunswick Special Tax Refunding for Brunswick Crossing Special Taxing District Series 2019 (NR/NR)
1,450,000	5.000	07/01/2036	1,710,280
County of Baltimore RB Refunding for Oak Crest Village, Inc. Series 2020 (A/NR)
1,660,000	4.000	01/01/2045	1,827,342
2,370,000	4.000	01/01/2050	2,601,031
County of Baltimore RB Refunding for Riderwood Village Obligated Group Series 2020 (A/NR)
4,980,000	4.000	01/01/2045	5,453,849
5,690,000	4.000	01/01/2050	6,218,986
County of Prince George’s Special Obligation Bonds for Westphalia Town Center Project Series 2018 (NR/NR)(a)
1,885,000	5.250	07/01/2048	2,066,821
Frederick County Urbana Community Development Authority Special Tax Series 2020 C (NR/NR)
3,765,000	4.000	07/01/2050	4,169,218

Municipal Bonds – (continued)
Maryland – (continued)
Maryland Economic Development Corp. RB for Baltimore City Project Series 2018 A (BB/NR)
2,375,000	5.000	06/01/2058	2,530,528
Maryland Economic Development Corp. RB for Morgan State University Project Series 2020 (BBB-/NR)
925,000	4.000	07/01/2040	1,018,738
1,400,000	4.250	07/01/2050	1,542,618
1,175,000	5.000	07/01/2050	1,386,200
2,265,000	5.000	07/01/2056	2,660,020
Maryland Economic Development Corp. RB for Ports America Chesapeake LLC Project Series 2019 A (AMT) (NR/Baa3)
3,050,000	5.000	06/01/2049	3,368,272
Maryland Health & Higher Educational Facilities Authority RB Refunding for Frederick Health, Inc. Obligated Group Series 2020 (A-/Baa1)
1,000,000	4.000	07/01/2050	1,116,802
Maryland Health & Higher Educational Facilities Authority RB Refunding for St. John’s College Series 2020 (BBB/NR)
840,000	3.000	10/01/2034	859,070
500,000	4.000	10/01/2040	555,616
Maryland Health & Higher Educational Facilities Authority RB Refunding for Stevenson University, Inc. Series 2021 A (BBB-/NR)
650,000	4.000	06/01/2046	717,671
2,000,000	4.000	06/01/2051	2,201,374
Maryland State Health & Higher Educational Facilities Authority RB for Mercy Medical Center Series 2012 (BBB+/Baa1)
2,100,000	5.000	07/01/2031	2,197,040

			61,142,133

Massachusetts – 0.5%
Commonwealth of Massachusetts GO Limited Bonds Series 2016 E (AA/Aa1)
10,130,000	3.000	04/01/2044	10,603,909
Massachusetts Development Finance Agency RB for Linden Ponds, Inc. Series 2018 (BB/NR)(a)
1,000,000	5.000	11/15/2033	1,106,595
900,000	5.000	11/15/2038	986,095
2,350,000	5.125	11/15/2046	2,563,896
Massachusetts Development Finance Agency RB for Simmons College Issue Series 2015 K-1 (BBB+/Baa1)
1,950,000	5.000	10/01/2036	2,214,852
Massachusetts Development Finance Agency RB Refunding for Carleton-Willard Homes, Inc. Series 2019 (A-/NR)
260,000	4.000	12/01/2042	276,265
280,000	5.000	12/01/2042	315,716
Massachusetts Development Finance Agency RB Refunding for Milford Regional Medical Center Obligated Group Series 2020 G (BB+/NR)(a)
1,000,000	5.000	07/15/2046	1,136,083
Massachusetts Development Finance Agency RB Refunding for Southcoast Health System Obligated Group Series 2021 G (BBB+/Baa1)
1,000,000	4.000	07/01/2046	1,147,862
1,900,000	5.000	07/01/2050	2,367,281
Massachusetts Development Finance Agency RB Refunding for Wellforce Obligated Group Series 2020 C (AGM) (AA/NR)
2,125,000	4.000	10/01/2045	2,409,444

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Massachusetts – (continued)
Massachusetts Development Finance Agency Wellforce Obligation Group RB Refunding Series 2019 A (BBB+/NR)
$2,125,000	5.000%	07/01/2044	$2,544,767
Massachusetts State GO Bonds Consolidated Loan Series 2007 A (NATL-RE) (AA/Aa1)(d)
5,390,000	(3 Mo. LIBOR + 0.57%), 0.707	05/01/2037	5,294,828
Massachusetts State GO Bonds Consolidated Loan Series 2012 A (BHAC-CR) (FGIC) (AA+/Aa1)(d)
1,040,000	(3 Mo. LIBOR + 0.57%), 0.707	05/01/2037	1,021,636
Massachusetts State GO Bonds Consolidated Loan Series 2020 E (AA/Aa1)
17,875,000	5.000	11/01/2050	22,623,726

			56,612,955

Michigan – 2.5%
City of Detroit Financial Recovery GO Bonds Series 2014 B-1 (NR/NR)(f)
53,570,536	4.000	04/01/2034	49,758,017
City of Detroit Financial Recovery GO Bonds Series 2014 B-2 (NR/NR)(f)
971,333	4.000	04/01/2034	902,205
City of Detroit GO Bonds Series 2020 (BB-/Ba3)
465,000	5.500	04/01/2031	583,299
495,000	5.500	04/01/2032	617,915
370,000	5.500	04/01/2033	460,642
280,000	5.500	04/01/2034	347,482
300,000	5.500	04/01/2035	370,886
345,000	5.500	04/01/2036	425,363
365,000	5.500	04/01/2037	448,430
395,000	5.500	04/01/2038	484,274
555,000	5.500	04/01/2039	678,476
590,000	5.500	04/01/2040	731,922
1,360,000	5.500	04/01/2045	1,666,388
1,940,000	5.500	04/01/2050	2,364,296
City of Detroit GO Bonds Series 2021 A (BB-/Ba3)
1,925,000	4.000	04/01/2040	2,129,324
660,000	4.000	04/01/2042	725,264
6,550,000	5.000	04/01/2046	7,860,358
6,275,000	5.000	04/01/2050	7,489,629
City of Detroit GO Bonds Series 2021 B (BB-/Ba3)
1,145,000	2.960	04/01/2027	1,131,359
950,000	3.110	04/01/2028	931,827
450,000	3.244	04/01/2029	439,574
125,000	3.344	04/01/2030	121,810
475,000	3.644	04/01/2034	462,433
Detroit Downtown Development Authority RB Refunding for Catalyst Development Project Series 2018 A (AGM) (AA/NR)
3,495,000	5.000	07/01/2037	3,938,571
15,335,000	5.000	07/01/2048	17,202,904
Detroit Michigan School District GO Bonds for School Building and Site Improvement Series 2002 A (FGIC) (Q-SBLF) (AA/Aa1)
3,000,000	6.000	05/01/2021	3,012,375
Detroit Michigan Sewage Disposal System RB Refunding Series 2006 D (AGM) (AA/A1)(d)
4,675,000	(3 Mo. LIBOR + 0.60%), 15.00	07/01/2032	4,591,227

Municipal Bonds – (continued)
Michigan – (continued)
Detroit Michigan Water & Sewerage Department Sewage Disposal System RB Refunding Senior Lien Series 2012 A (AA-/A1)(e)
2,000,000	5.250	07/01/2022	2,127,232
Grand Rapids Charter Township Economic Development Corp. RB Refunding for United Methodist Retirement Communities, Inc. Obligated Group Series 2020 (BBB-/NR)
3,200,000	5.000	05/15/2037	3,613,640
1,400,000	5.000	05/15/2044	1,555,146
Karegnondi Water Authority Water Supply System RB Refunding for Karegnondi Water Pipeline Series 2018 (A/NR)
1,425,000	5.000	11/01/2045	1,713,820
Michigan Finance Authority Hospital RB for Henry Ford Health System Obligated Group Series 2019 A (A/A2)
2,800,000	5.000	11/15/2048	3,437,170
20,975,000	4.000	11/15/2050	23,518,238
Michigan Finance Authority Hospital RB for McLaren Health Care Corp. Obligated Group Series 2019 A (AA-/A1)
10,275,000	4.000	02/15/2047	11,609,381
24,000,000	4.000	02/15/2050	27,034,635
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Sewage Disposal System Local Project Senior Lien Series 2014 C-3 (AGM) (AA/A1)
2,175,000	5.000	07/01/2032	2,476,455
1,750,000	5.000	07/01/2033	1,991,341
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Sewage Disposal System Second Lien Series 2015 C (A+/A2)
355,000	5.000	07/01/2033	416,036
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Local Project Senior Lien Series 2014 D- 1 (AGM) (AA/A1)
2,600,000	5.000	07/01/2035	2,952,282
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Local Project Senior Lien Series 2015 D-1 (AA-/A1)
1,250,000	5.000	07/01/2034	1,465,486
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Local Project Senior Lien Series 2015 D- 2 (A+/A2)
2,100,000	5.000	07/01/2034	2,457,232
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Series 2015 D-1 (AA-/A1)
750,000	5.000	07/01/2035	877,924
Michigan Finance Authority RB Refunding for Hanley International Academy, Inc. Series 2021 (BB/NR)
1,000,000	5.000	09/01/2040	1,106,457
Michigan Finance Authority RB Refunding for Kettering University Series 2020 (A-/NR)
475,000	4.000	09/01/2045	519,964
500,000	4.000	09/01/2050	544,402

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Michigan – (continued)
Michigan Finance Authority Tobacco Settlement RB Refunding Series 2020 B-1 Class 2 (BBB-/NR)
$1,370,000	5.000%	06/01/2049	$1,654,285
Michigan Finance Authority Tobacco Settlement RB Refunding Series 2020 B-2 Class 2 (NR/NR)(c)
100,350,000	0.000	06/01/2065	12,538,140
Michigan Strategic Fund Limited Obligation RB for I-75 Improvement Project Series 2018 (AMT) (AGM) (AA/A2)
22,545,000	4.125	06/30/2035	26,413,756
7,065,000	4.500	06/30/2048	8,220,103
Michigan Strategic Fund RB Refunding for United Methodist Retirement Communities, Inc. Obligated Group Series 2020 (BBB-/NR)
1,875,000	5.000	05/15/2037	2,117,367
1,400,000	5.000	05/15/2044	1,555,146
Michigan Tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 B (CCC-/NR)(c)
42,935,000	0.000	06/01/2052	4,669,405
Star International Academy RB Refunding Series 2020 (BBB/NR)
2,000,000	5.000	03/01/2030	2,262,679
3,480,000	5.000	03/01/2033	3,896,550

			262,620,522

Minnesota – 0.5%
City of St Cloud RB Refunding for CentraCare Health System Obligated Group Series 2019 (AA-/A2)
5,725,000	5.000	05/01/2048	6,924,185
2,300,000	4.000	05/01/2049	2,540,961
City of Woodbury RB Refunding for Math & Science Academy Series 2020 A (BBB-/NR)
365,000	4.000	12/01/2040	385,527
425,000	4.000	12/01/2050	444,855
Duluth Economic Development Authority Health Care Facilities RB for St. Luke’s Hospital Series 2012 (NR/NR)
2,500,000	5.750	06/15/2032	2,596,952
3,750,000	6.000	06/15/2039	3,896,009
Duluth Economic Development Authority Health Care Facilities RB Refunding for Essentia Health Obligated Group Series 2018 A (A-/NR)
3,265,000	4.250	02/15/2048	3,628,422
23,575,000	5.250	02/15/2053	28,100,655
Duluth Independent School District No. 709 COPS Refunding Series 2019 A (NR/Ba2)
640,000	3.250	03/01/2025	663,063
660,000	4.000	03/01/2026	708,267
755,000	4.000	03/01/2029	808,232
1,260,000	4.000	03/01/2032	1,323,518
685,000	4.200	03/01/2034	722,710
Minnesota Higher Education Facilities Authority RB Refunding for Bethel University Project Series 2017 (BB+/NR)
2,400,000	5.000	05/01/2047	2,568,594
Minnesota Higher Education Facilities Authority RB Refunding for College of St. Scholastica, Inc. Series 2019 (NR/Baa2)
425,000	4.000	12/01/2034	471,113
650,000	4.000	12/01/2040	707,897

			56,490,960

Municipal Bonds – (continued)
Missouri – 0.5%
Branson Regional Airport Transportation Development District Taxable RB for Branson Airport Project Series 2018 A (NR/NR)(a)(f)
493,986	5.000	04/01/2023	77,958
Branson Regional Airport Transportation Development District Taxable RB for Branson Airport Project Series 2018 B (NR/NR)(a)(f)
2,494,076	5.000	04/01/2023	393,592
Cape Girardeau County IDA Health Facilities RB Refunding for South Eastern Health Series 2017 A (BBB-/Ba1)
1,925,000	5.000	03/01/2036	2,068,651
I-470 Western Gateway Transportation Development District RB Series 2019 A (NR/NR)(a)
4,750,000	5.250	12/01/2048	4,978,996
Joplin Industrial Development Authority RB for 32nd Street Place Community Improvement District Series 2021 (NR/NR)
675,000	3.500	11/01/2040	654,471
1,150,000	4.250	11/01/2050	1,117,877
Kansas City Industrial Development Authority RB for Kansas City International Airport Series 2019 B (AMT) (AGM) (AA/A2)
13,905,000	5.000	03/01/2049	16,668,186
Kansas City Missouri Industrial Development Authority Senior Sales Tax RB Refunding and Improvement Bonds for Ward Parkway Center Community Improvement District Series 2016 A (NR/NR)(a)
1,000,000	5.000	04/01/2036	1,041,146
1,150,000	5.000	04/01/2046	1,184,748
Missouri Health & Educational Facilities Authority RB for Kansas City Art Institute Series 2018 (A-/NR)
2,430,000	5.000	09/01/2043	2,850,793
2,470,000	5.000	09/01/2048	2,878,860
Missouri Health & Educational Facilities Authority RB Refunding for J.B. Wright & Trenton Trust Obligated Group Series 2019 (BBB-/NR)
1,495,000	5.000	09/01/2030	1,790,203
1,065,000	5.000	09/01/2031	1,269,436
1,230,000	5.000	09/01/2033	1,449,578
Missouri Health & Educational Facilities Authority RB Refunding for Mosaic Health System Series 2019 A (AA-/A1)
8,000,000	4.000	02/15/2054	9,010,828
Missouri Southern State University RB Series 2019 A (AGM) (AA/NR)
400,000	3.000	10/01/2044	406,995
500,000	3.125	10/01/2049	510,253
St Louis Land Clearance for Redevelopment Authority RB City of St Louis Series 2018 A (A/NR)
1,195,000	5.000	04/01/2048	1,344,151
St. Louis IDA Financing RB Refunding for Ballpark Village Development Project Series 2017 A (NR/NR)
1,900,000	4.750	11/15/2047	1,828,887
Stone Canyon Community Improvement District RB for Public Infrastructure Improvement Project Series 2007 (NR/NR)*
1,250,000	5.750	04/01/2027	325,000

			51,850,609

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Nevada – 0.5%
City of Las Vegas Special Improvement District No. 607 for Local Improvement Refunding Series 2013 (NR/NR)
$585,000	4.000%	06/01/2021	$587,304
320,000	5.000	06/01/2022	332,626
275,000	5.000	06/01/2023	294,667
200,000	4.250	06/01/2024	214,862
150,000	5.000	06/01/2024	164,769
City of Las Vegas Special Improvement District No. 813 for Summerlin Village 26 Local Improvement Bonds Series 2017 (NR/NR)
300,000	4.250	06/01/2037	318,669
440,000	4.375	06/01/2042	465,384
505,000	4.500	06/01/2047	534,736
City of Las Vegas Special Improvement District No. 814 Special Assessment Series 2019 (NR/NR)
500,000	4.000	06/01/2039	534,875
1,400,000	4.000	06/01/2044	1,479,690
1,375,000	4.000	06/01/2049	1,445,696
City of Las Vegas Special Improvement District No. 815 Special Assessment Series 2020 (NR/NR)
950,000	5.000	12/01/2049	1,057,441
City of North Las Vegas Special Improvement District No. 64 Special Assessment Bonds Series 2019 (NR/NR)
345,000	4.250	06/01/2034	373,554
465,000	4.500	06/01/2039	506,730
345,000	4.625	06/01/2043	374,978
600,000	4.625	06/01/2049	647,472
City of Sparks RB Refunding for Nevada Tourism Improvement District No. 1 Senior Project Series 2019 A (NR/Ba2)(a)
725,000	2.500	06/15/2024	731,618
1,745,000	2.750	06/15/2028	1,780,558
Henderson Local Improvement District No. T-16 Special Assessment Limited Obligation Series 2005 (NR/NR)
815,000	5.100	03/01/2022	798,984
2,180,000	5.125	03/01/2025	2,009,903
Henderson Local Improvement District No. T-18 Limited Obligation Series 2016 (NR/NR)
2,200,000	4.000	09/01/2035	2,295,292
Las Vegas Convention & Visitors Authority RB Refunding Series 2017 B (A/Aa3)
700,000	5.000	07/01/2030	831,593
Las Vegas Convention & Visitors Authority RB Refunding Series 2018 C (A/Aa3)
635,000	5.000	07/01/2035	759,716
Las Vegas Convention & Visitors Authority RB Series 2018 B (A/Aa3)
2,795,000	5.000	07/01/2043	3,300,613
26,275,000	4.000	07/01/2049	28,782,268
Las Vegas Convention & Visitors Authority RB Series 2019 B (A/Aa3)
1,325,000	5.000	07/01/2029	1,649,434
Tahoe-Douglas Visitors Authority RB Series 2020 (NR/NR)
2,635,000	5.000	07/01/2045	2,962,495
2,825,000	5.000	07/01/2051	3,170,744

			58,406,671

Municipal Bonds – (continued)
New Hampshire – 1.1%
New Hampshire Business Finance Authority RB for Casella Waste Systems, Inc. Series 2013 (B/B2)(a)
1,800,000	2.950	04/01/2029	1,843,871
New Hampshire Business Finance Authority RB Refunding for Covanta Holding Corp. Series 2020 A (B/B1)(a) (f) (g)
2,820,000	3.625	07/02/2040	2,910,012
New Hampshire Business Finance Authority RB Refunding for Covanta Holding Corp. Series 2020 B (AMT) (B/B1)(a) (f) (g)
4,890,000	3.750	07/02/2040	5,050,557
New Hampshire Business Finance Authority RB Refunding for Springpoint Senior Living Obligated Group Series 2021 (BBB+/NR)
3,000,000	4.000	01/01/2051	3,258,596
New Hampshire Health and Education Facilities Authority RB for Dartmouth-Hitchcock Obligation Group Series 2020 A (A/NR)
15,000,000	5.000	08/01/2059	22,493,841
New Hampshire Health and Education Facilities Authority RB Refunding for Dartmouth-Hitchcock Obligation Group Series 2017 A (A/NR)
6,595,000	5.000	08/01/2033	7,922,825
6,930,000	5.000	08/01/2034	8,302,512
7,290,000	5.000	08/01/2035	8,714,729
7,660,000	5.000	08/01/2036	9,131,390
8,055,000	5.000	08/01/2037	9,576,732
8,470,000	5.000	08/01/2038	10,047,073
8,900,000	5.000	08/01/2039	10,534,656
9,360,000	5.000	08/01/2040	11,057,734

			110,844,528

New Jersey – 7.1%
Atlantic City Tax Appeal Refunding Bonds Series 2017 A (BAM) (ST AID WITHHLDG) (AA/Baa1)
750,000	5.000	03/01/2032	904,586
1,010,000	5.000	03/01/2037	1,203,119
1,205,000	5.000	03/01/2042	1,421,440
New Jersey Economic Development Authority Cigarette Tax RB Refunding Series 2012 (BBB/Baa2)
2,500,000	5.000	06/15/2026	2,604,108
1,000,000	5.000	06/15/2028	1,038,290
New Jersey Economic Development Authority Energy Facilities RB for UMM Energy Partners, LLC Project Series 2012 A (AMT) (NR/Baa2)
1,000,000	4.750	06/15/2032	1,038,036
1,000,000	5.000	06/15/2037	1,038,633
1,000,000	5.125	06/15/2043	1,038,564
New Jersey Economic Development Authority Motor Vehicle Surcharges RB Refunding Subordinate Series 2017 A (BB+/Baa3)
3,500,000	4.000	07/01/2032	3,850,894
New Jersey Economic Development Authority Private Activity RB for Goethals Bridge Replacement Project Series 2013 (AMT) (BBB/NR)
1,000,000	5.375	01/01/2043	1,101,306
New Jersey Economic Development Authority RB for Provident Group – Kean Properties L.L.C. – Kean University Student Housing Project Series 2017 A (B/NR)
500,000	5.000	07/01/2037	511,725

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Economic Development Authority RB for Provident Group – Kean Properties L.L.C. – Kean University Student Housing Project Series 2017 A (B/NR) – (continued)
$1,150,000	5.000%	07/01/2047	$1,166,517
New Jersey Economic Development Authority RB for School Facilities Construction Series 2016 AAA (BBB/Baa1)
4,500,000	5.000	06/15/2041	5,199,490
New Jersey Economic Development Authority RB Refunding for New Jersey Natural Gas Co. Series 2011 C (AMT) (A+/A1)
4,725,000	3.000	08/01/2041	4,762,382
New Jersey Economic Development Authority RB Series 1997 A (NATL-RE) (BBB/Baa1)
25,180,000	7.425	02/15/2029	32,209,312
New Jersey Economic Development Authority RB Series 2021 QQQ (BBB/Baa1)
1,400,000	4.000	06/15/2046	1,562,604
5,840,000	4.000	06/15/2050	6,488,509
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 1998 (B/Ba3)
7,500,000	5.500	04/01/2028	7,524,119
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 1999 (B+/Ba3)
8,500,000	5.250	09/15/2029	9,024,425
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 2000 A (AMT) (B+/Ba3)
5,000,000	5.625	11/15/2030	5,595,667
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 2000 B (AMT) (B+/Ba3)
5,000,000	5.625	11/15/2030	5,595,667
New Jersey Economic Development Authority State Lease RB for Health Department Project Series 2018 A (BBB/Baa1)
2,470,000	5.000	06/15/2047	2,877,565
New Jersey Economic Development Authority State Lease RB for Juvenile Justice Commission Facilities Project Series 2018 C (BBB/Baa1)
5,000,000	5.000	06/15/2042	5,868,660
New Jersey Educational Facilities Authority RB for Rider University A New Jersey Non-Profit Corp. Series 2017 F (BB+/Ba1)
3,450,000	4.000	07/01/2042	3,242,451
New Jersey Educational Facilities Authority RB for Seton Hall University Series 2020 C (AGM) (AA/A2)
1,110,000	3.250	07/01/2049	1,164,449
1,000,000	4.000	07/01/2050	1,120,296
New Jersey Educational Facilities Authority RB for Stevens Institute of Technology Series 2020 A (BBB+/NR)
3,350,000	3.000	07/01/2050	3,395,601
New Jersey Health Care Facilities Financing Authority RB Refunding for Trinitas Regional Medical Center Series 2017 A (BBB/Baa2)
1,000,000	5.000	07/01/2028	1,188,446
1,000,000	5.000	07/01/2029	1,181,777
900,000	5.000	07/01/2030	1,056,609

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Health Care Facilities Financing Authority RB Refunding for University Hospital Series 2015 A (AGM) (AA/A2)
9,700,000	4.125	07/01/2038	10,494,277
5,600,000	5.000	07/01/2046	6,325,964
New Jersey State Turnpike Authority RB Series 2021 A (A+/A2)
3,500,000	4.000	01/01/2042	4,084,483
4,750,000	4.000	01/01/2051	5,465,837
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2006 C (AMBAC) (BBB/Baa1)(c)
134,205,000	0.000	12/15/2035	94,024,962
63,415,000	0.000	12/15/2036	42,844,671
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2008 A (BBB/Baa1)(c)
41,545,000	0.000	12/15/2035	28,274,156
46,515,000	0.000	12/15/2038	28,267,198
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2010 A (BBB/Baa1)(c)
12,000,000	0.000	12/15/2026	10,990,396
9,240,000	0.000	12/15/2029	7,714,387
1,900,000	0.000	12/15/2034	1,340,492
New Jersey Transportation Trust Fund Authority RB for Federal Highway Reimbursement Notes Subseries 2016 A-1 (A+/Baa1)
3,335,000	5.000	06/15/2030	3,889,365
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2014 AA (BBB/Baa1)
26,100,000	5.000	06/15/2038	28,950,634
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2015 AA (BBB/Baa1)
2,525,000	5.250	06/15/2041	2,870,984
5,075,000	5.000	06/15/2045	5,697,439
1,750,000	5.000	06/15/2046	1,963,336
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (AGM) (AA/A2)(c)
11,150,000	0.000	12/15/2033	8,568,622
25,400,000	0.000	12/15/2034	18,942,817
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (NATL-RE) (BBB/Baa1)(c)
5,000,000	0.000	12/15/2027	4,524,446
23,445,000	0.000	12/15/2030	19,306,550
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2008 A (BBB/Baa1)(c)
52,985,000	0.000	12/15/2036	34,705,768
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2009 A (BBB/Baa1)(c)
2,625,000	0.000	12/15/2033	1,916,097
1,565,000	0.000	12/15/2036	1,025,093
36,240,000	0.000	12/15/2038	22,023,073
16,135,000	0.000	12/15/2039	9,441,349
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2010 A (BBB/Baa1)(c)
7,045,000	0.000	12/15/2040	3,962,268

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2019 A (BBB/Baa1)
$1,610,000	4.000%	12/15/2039	$1,802,250
1,880,000	5.000	12/15/2039	2,276,165
New Jersey Transportation Trust Fund Authority RB Refunding for Federal Highway Reimbursement Notes Series 2018 A (A+/Baa1)
5,765,000	5.000	06/15/2030	6,723,295
4,600,000	5.000	06/15/2031	5,337,563
New Jersey Transportation Trust Fund Authority RB Refunding for Transportation System Bonds Series 2018 A (BBB/Baa1)
6,120,000	4.000	12/15/2031	7,042,962
7,180,000	5.000	12/15/2033	8,780,559
6,070,000	5.000	12/15/2035	7,378,266
7,585,000	5.000	12/15/2036	9,184,320
5,275,000	4.250	12/15/2038	5,991,401
New Jersey Transportation Trust Fund Authority RB Series 2020 AA (BBB/Baa1)
4,075,000	5.000	06/15/2038	5,039,930
4,975,000	3.000	06/15/2050	4,919,487
9,800,000	4.000	06/15/2050	10,885,193
New Jersey Transportation Trust Fund Authority Transportation Program RB Series 2019 AA (BBB/Baa1)
5,675,000	5.000	06/15/2034	6,929,938
20,000,000	5.250	06/15/2043	24,188,902
New Jersey Transportation Trust Fund Authority Transportation Program RB Series 2019 BB (BBB/Baa1)
8,010,000	4.000	06/15/2044	8,834,312
6,000,000	5.000	06/15/2044	7,135,370
3,075,000	3.500	06/15/2046	3,216,559
South Jersey Port Corp. Subordinated Marine Terminal RB Series 2017 B (AMT) (NR/Baa1)
25,675,000	5.000	01/01/2048	29,228,238
Tobacco Settlement Financing Corp. RB Refunding Series 2018 A (BBB+/NR)
2,650,000	5.000	06/01/2046	3,104,250
2,750,000	5.250	06/01/2046	3,286,349
Tobacco Settlement Financing Corp. RB Series 2018 B (BB+/NR)
33,620,000	5.000	06/01/2046	39,061,216
Union County Improvement Authority RB Aries Linden LLC Project Series 2019 (AMT) (NR/NR)(a)
8,045,000	6.750	12/01/2041	8,193,907

			732,130,343

New Mexico – 0.0%
City of Santa Fe RB for El Castillo Retirement Residences Obligated Group Project Series 2019 A (BB+/NR)
500,000	5.000	05/15/2044	552,099
1,000,000	5.000	05/15/2049	1,097,215
Village of Los Ranchos de Albuquerque RB Refunding for Albuquerque Academy Series 2020 (A-/NR)
450,000	4.000	09/01/2033	514,788
375,000	4.000	09/01/2034	427,473
300,000	4.000	09/01/2035	340,940
1,125,000	4.000	09/01/2040	1,258,410

			4,190,925

Municipal Bonds – (continued)
New York – 7.4%
Brooklyn Arena Local Development Corp. Pilot RB Refunding for Barclays Center Series 2016 A (AGM) (AA/A2)
1,240,000	3.000	07/15/2043	1,253,361
Brooklyn Arena Local Development Corp. RB Refunding for Brooklyn Events Center LLC 2016 A (NR/Ba1)
2,750,000	5.000	07/15/2025	3,201,931
2,575,000	5.000	07/15/2026	3,085,590
2,125,000	5.000	07/15/2028	2,557,292
3,105,000	5.000	07/15/2042	3,565,101
Broome County Local Development Corp. RB Refunding for United Health Services Hospitals Obligated Group Series 2020 (AGM) (AA/NR)
2,820,000	4.000	04/01/2050	3,134,987
Build NYC Resource Corp. RB for Hellenic Classical Charter Schools Series 2021 A (NR/NR)(a)
1,400,000	5.000	12/01/2051	1,553,381
1,000,000	5.000	12/01/2055	1,101,714
Dutchess County Local Development Corp. RB Refunding for Bard College Project Series 2020 A (BB+/NR)(a)
4,290,000	5.000	07/01/2045	5,004,032
5,175,000	5.000	07/01/2051	6,009,053
Erie Tobacco Asset Securitization Corp. RB Asset-Backed Bonds Series 2006 A (NR/NR)(a)(c)
66,000,000	0.000	06/01/2060	3,018,272
Hempstead Town Local Development Corp. RB Refunding for Molloy College Project Series 2017 (BBB/NR)
645,000	5.000	07/01/2030	760,414
865,000	5.000	07/01/2033	1,008,700
815,000	5.000	07/01/2035	947,090
640,000	5.000	07/01/2036	743,023
455,000	5.000	07/01/2038	525,240
Huntington Local Development Corp. RB for Gurwin Independent Housing Obligated Group Series 2021 A (NR/NR)
2,100,000	5.250	07/01/2056	2,179,219
Metropolitan Transportation Authority RB 2013 B (BBB+/A3)
800,000	5.000	11/15/2038	852,610
Metropolitan Transportation Authority RB Anticipation Notes Series 2020 A-1 (SP-2/MIG2)
4,750,000	5.000	02/01/2023	5,108,018
Metropolitan Transportation Authority RB Anticipation Notes Series 2020 A-2S (SP-2/MIG2)
4,470,000	4.000	02/01/2022	4,591,066
Metropolitan Transportation Authority RB Green Bond Series 2016 A-1 (BBB+/A3)
645,000	5.000	11/15/2027	762,121
880,000	5.000	11/15/2028	1,034,520
Metropolitan Transportation Authority RB Green Bond Series 2019 B (BAM) (AA/A3)
5,840,000	5.000	11/15/2052	7,010,109
Metropolitan Transportation Authority RB Green Bond Series 2020 A-1 (AGM) (AA/A2)
16,500,000	4.000	11/15/2054	18,571,308
Metropolitan Transportation Authority RB Green Bond Series 2020 A-1 (BBB+/A3)
7,095,000	5.000	11/15/2047	8,542,374

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New York – (continued)
Metropolitan Transportation Authority RB Green Bond Series 2020 C-1 (BBB+/A3)
$26,610,000	4.750%	11/15/2045	$31,255,007
5,835,000	5.000	11/15/2050	6,997,243
22,155,000	5.250	11/15/2055	26,950,137
Metropolitan Transportation Authority RB Green Bond Series 2020 D-1 (BBB+/A3)
23,425,000	5.000	11/15/2044	28,542,751
Metropolitan Transportation Authority RB Green Bond Series 2020 D-3 (BBB+/A3)
46,815,000	4.000	11/15/2050	51,742,742
Metropolitan Transportation Authority RB Refunding for Climate Bond Certified Series 2020 E (BBB+/A3)
4,705,000	5.000	11/15/2033	5,979,763
9,415,000	4.000	11/15/2045	10,495,460
Metropolitan Transportation Authority RB Refunding Green Bond Series 2017 B (BBB+/A3)
1,655,000	5.000	11/15/2025	1,958,143
Metropolitan Transportation Authority RB Refunding Green Bond Series 2017 C-1 (BBB+/A3)
2,555,000	4.000	11/15/2032	2,863,313
950,000	4.000	11/15/2035	1,057,347
Metropolitan Transportation Authority RB Refunding Green Bond Series 2017 C-2 (BBB+/A3)(c)
300,000	0.000	11/15/2040	160,954
Metropolitan Transportation Authority RB Refunding Series 2016 B (BBB+/A3)
545,000	5.000	11/15/2027	653,294
Metropolitan Transportation Authority RB Refunding Series 2016 D (BBB+/A3)
740,000	5.000	11/15/2029	879,016
Metropolitan Transportation Authority RB Refunding Subseries 2015 C-1 (BBB+/A3)
3,635,000	5.000	11/15/2029	4,219,653
1,850,000	5.250	11/15/2031	2,159,531
Metropolitan Transportation Authority RB Series 2013 A (BBB+/A3)
4,320,000	5.000	11/15/2043	4,599,460
Metropolitan Transportation Authority RB Series 2013 E (BBB+/A3)
2,120,000	5.000	11/15/2038	2,291,677
Metropolitan Transportation Authority RB Series 2014 A-1 (BBB+/A3)
505,000	5.250	11/15/2039	550,046
1,895,000	5.000	11/15/2044	2,045,431
Metropolitan Transportation Authority RB Series 2016 C-1 (BBB+/A3)
595,000	5.000	11/15/2028	709,297
7,120,000	5.000	11/15/2034	8,371,339
Metropolitan Transportation Authority RB Subseries 2014 D-1 (BBB+/A3)
2,115,000	5.000	11/15/2039	2,353,180
Metropolitan Transportation Authority RB Subseries 2015 A-1 (BBB+/A3)
490,000	5.000	11/15/2025	570,110

Municipal Bonds – (continued)
New York – (continued)
Nassau County Tobacco Settlement Corp. RB for Asset Backed Bonds Series 2006 D (NR/NR)(c)
202,665,000	0.000	06/01/2060	13,618,217
New York City GO Bonds Series 2018 E-1 (AA/Aa2)
5,000,000	5.000	03/01/2044	6,024,788
New York City Housing Development Corp. Multi-Family Mortgage RB for 8 Spruce Street Series 2014 F (NR/NR)
2,000,000	4.500	02/15/2048	2,080,867
New York City Industrial Development Agency RB Refunding for Yankee Stadium LLC Series 2020 A (AGM) (AA/A2)
2,545,000	3.000	03/01/2049	2,611,716
New York City Industrial Development Agency RB Refunding for Yankee Stadium LLC Series 2020 A (BBB+/Baa1)
1,975,000	3.000	03/01/2049	1,992,324
New York City Resource Corp. RB Refunding for YMCA of Greater New York Project Series 2015 (BBB/Baa2)
1,000,000	5.000	08/01/2040	1,097,097
New York City Transitional Finance Authority Future Tax Secured RB Subseries 2013 C-4 (AAA/Aa1)(f)(g)
18,160,000	0.060	04/01/2021	18,160,000
New York City Transitional Finance Authority Future Tax Secured Subordinate Secured RB Series 2019 C-4 (AAA/Aa1)(f)(g)
26,000,000	0.060	04/02/2021	26,000,000
New York City Transitional Finance Authority Future Tax Secured Subordinate Secured RB Series 2020 Subseries B-1 (AAA/Aa1)
5,110,000	4.000	11/01/2045	5,827,282
New York City Water & Sewer System RB Series 2020 GG-1 (AA+/Aa1)
10,000,000	4.000	06/15/2050	11,589,258
New York Counties Tobacco Trust IV RB Series 2005 F (NR/NR)(c)
178,305,000	0.000	06/01/2060	8,625,504
New York Liberty Development Corp. RB Refunding for 3 World Trade Center LLC Series 2014 (NR/NR)(a)
18,700,000	5.000	11/15/2044	20,405,603
New York Liberty Development Corp. Second Priority RB Refunding for Bank of America Tower at One Bryant Park LLC Series 2019 C-2 (NR/A2)
1,250,000	2.625	09/15/2069	1,260,955
New York Liberty Development Corp. Second Priority RB Refunding for Bank of America Tower at One Bryant Park LLC Series 2019 C-3 (NR/Baa2)
1,430,000	2.800	09/15/2069	1,413,097
New York State Dormitory Authority RB for Brooklyn St. Joseph’s College Series 2021 (BBB-/NR)
750,000	5.000	07/01/2051	862,279
New York State Dormitory Authority RB for NYU Langone Hospitals Obligated Group Series 2020 A (A/A3)
37,050,000	4.000	07/01/2050	42,260,531
New York State Dormitory Authority RB Refunding for Brooklyn Law School Series 2019 B (NR/Baa1)
150,000	3.560	07/01/2026	150,068
150,000	3.670	07/01/2027	149,145
60,000	3.760	07/01/2028	59,105
300,000	3.820	07/01/2029	294,462

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New York – (continued)
New York State Dormitory Authority RB Refunding for Brooklyn St. Joseph’s College Series 2020 A (BBB-/NR)
$615,000	4.000%	07/01/2031	$682,165
870,000	4.000	07/01/2032	959,287
925,000	4.000	07/01/2033	1,015,515
845,000	4.000	07/01/2035	915,225
New York State Dormitory Authority RB Refunding for Montefiore Obligated Group Series 2020 A (AGM) (AA/A2)
6,645,000	3.000	09/01/2050	6,700,384
New York State Dormitory Authority RB Refunding for Montefiore Obligated Group Series 2020 A (BBB/Baa3)
6,485,000	4.000	09/01/2045	7,278,227
6,170,000	4.000	09/01/2050	6,866,673
New York State Environmental Facilities Corp. RB for Casella Waste Systems, Inc. Series 2014 (AMT) (B/B2)(a) (f) (g)
1,685,000	2.875	12/03/2029	1,719,380
New York State Environmental Facilities Corp. RB for Casella Waste Systems, Inc. Series 2020 R-1 (AMT) (B/B2)(f)(g)
2,905,000	2.750	09/02/2025	2,990,413
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2018 (AMT) (BB+/Baa3)
1,245,000	5.000	01/01/2029	1,515,241
7,050,000	5.000	01/01/2030	8,517,576
795,000	5.000	01/01/2031	956,327
5,250,000	5.000	01/01/2033	6,264,987
5,565,000	4.000	01/01/2036	6,106,592
10,000,000	5.000	01/01/2036	11,836,369
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2020 (AMT) (BB+/Baa3)
9,320,000	4.000	10/01/2030	10,801,433
9,625,000	5.000	10/01/2035	11,964,201
13,230,000	5.000	10/01/2040	16,196,259
20,005,000	4.375	10/01/2045	22,829,360
New York Transportation Development Corp. RB for Empire State Thruway Partners LLC Series 2021 (AMT) (BBB-/NR)
2,850,000	4.000	10/31/2046	3,183,131
16,645,000	4.000	04/30/2053	18,493,941
New York Transportation Development Corp. RB Refunding for JFK International Air Terminal LLC Series 2020 A (AMT) (BBB/Baa1)
1,080,000	5.000	12/01/2030	1,358,803
845,000	5.000	12/01/2033	1,047,872
750,000	5.000	12/01/2035	926,306
660,000	5.000	12/01/2037	811,947
660,000	4.000	12/01/2039	742,272
845,000	4.000	12/01/2042	935,059
New York Transportation Development Corp. RB Refunding for JFK International Air Terminal LLC Series 2020 C (BBB/Baa1)
1,600,000	4.000	12/01/2039	1,784,926
1,975,000	4.000	12/01/2040	2,202,199
1,740,000	4.000	12/01/2041	1,940,198
1,695,000	4.000	12/01/2042	1,886,304
New York Transportation Development Corp. Special Facility RB for Laguardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (AGM) (AA/A2)
5,010,000	4.000	07/01/2035	5,450,149

Municipal Bonds – (continued)
New York – (continued)
New York Transportation Development Corp. Special Facility RB for Laguardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (BBB/Baa3)
9,480,000	4.000	07/01/2033	10,254,318
5,025,000	5.000	07/01/2034	5,664,140
2,500,000	4.000	07/01/2041	2,693,112
4,540,000	5.000	07/01/2041	5,085,577
10,000,000	4.000	07/01/2046	10,749,419
21,200,000	5.250	01/01/2050	23,872,320
New York Transportation Development Corp. Special Facility RB Refunding for American Airlines, Inc. John F. Kennedy International Airport Project Series 2016 (AMT) (B-/NR)
5,600,000	5.000	08/01/2026	5,675,096
New York Transportation Development Corp. Special Facility RB Refunding for American Airlines, Inc. John F. Kennedy International Airport Project Series 2020 (AMT) (B-/NR)
6,850,000	5.250	08/01/2031	8,311,963
5,990,000	5.375	08/01/2036	7,187,720
New York Transportation Development Corp. Special Facility RB Refunding for Laguardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (BBB/Baa3)
12,250,000	5.000	07/01/2046	13,684,748
Newburgh New York GO Serial Bonds Series 2012 A (NR/Baa2)
1,565,000	5.750	06/15/2035	1,669,544
Oneida County Local Development Corp. RB Refunding for Mohawk Valley Health System Obligated Group Project Series 2019 A (AGM) (AA/NR)
490,000	4.000	12/01/2032	567,166
590,000	4.000	12/01/2033	679,142
490,000	4.000	12/01/2034	562,397
505,000	4.000	12/01/2035	577,807
610,000	4.000	12/01/2036	695,466
740,000	4.000	12/01/2037	841,067
490,000	4.000	12/01/2038	555,309
1,470,000	3.000	12/01/2039	1,534,317
980,000	3.000	12/01/2040	1,020,077
1,960,000	4.000	12/01/2049	2,174,014
Oneida County Local Development Corp. RB Refunding for Utica College Project Series 2019 (BBB-/NR)
405,000	4.000	07/01/2039	429,381
4,835,000	3.000	07/01/2044	4,374,572
Port Authority of New York & New Jersey Consolidated RB Refunding Series 223 (AMT) (A+/Aa3)
11,635,000	4.000	07/15/2046	13,212,630
6,000,000	4.000	07/15/2051	6,798,294
Port Authority of New York & New Jersey Consolidated RB Series 221 (AMT) (A+/Aa3)
4,735,000	4.000	07/15/2055	5,289,785
5,685,000	4.000	07/15/2060	6,323,120
Troy City Capital Resource Corp. RB Refunding Rensselaer Polytechnic Institute Project Series 2020 A (BBB+/A3)
700,000	5.000	09/01/2038	877,636
955,000	5.000	09/01/2039	1,194,067
945,000	4.000	09/01/2040	1,084,275

124	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New York – (continued)
Westchester County Local Development Corporation RB for Westchester Medical Center Obligated Group Project Series 2016 (BBB-/Baa2)
$4,375,000	5.000%	11/01/2046	$4,787,225
Yonkers Economic Development Corp. RB for Charter School of Educational Excellence Project Series 2019 A (NR/NR)
475,000	5.000	10/15/2039	541,027
610,000	5.000	10/15/2049	680,764
530,000	5.000	10/15/2054	589,411
Yonkers Economic Development Corp. RB Refunding for Charter School of Educational Excellence Series 2020 A (BB/NR)
725,000	5.000	10/15/2040	831,437
1,325,000	5.000	10/15/2050	1,489,406

			767,444,188

North Carolina – 0.7%
North Carolina Department of Transportation RB for I-77 Mobility Partners LLC Series 2015 (AMT) (BBB-/NR)
1,370,000	5.000	12/31/2037	1,518,605
North Carolina Medical Care Commission Health Care Facilities RB Refunding First Mortgage for Lutheran Services for the Aging Series 2012 A (NR/NR)
3,800,000	4.750	03/01/2032	3,840,503
1,000,000	5.000	03/01/2037	1,011,171
1,000,000	5.000	03/01/2042	1,009,480
North Carolina Medical Care Commission RB for Maryfield, Inc. Obligated Group Series 2020 A (NR/NR)
950,000	5.000	10/01/2045	1,044,292
1,310,000	5.000	10/01/2050	1,432,023
North Carolina Medical Care Commission RB for Rex Hospital, Inc. Obligated Group Series 2020 A (AA-/A2)
6,325,000	3.000	07/01/2045	6,452,334
North Carolina Medical Care Commission RB Refunding for The Presbyterian Home at Charlotte, Inc. Series 2019 A (NR/NR)
1,500,000	4.000	07/01/2039	1,549,955
1,650,000	5.000	07/01/2039	1,835,747
1,035,000	4.000	07/01/2044	1,059,789
1,160,000	5.000	07/01/2044	1,279,856
2,000,000	5.000	07/01/2049	2,199,504
North Carolina Medical Care Commission Retirement Facilities RB Refunding First Mortgage for United Church Homes and Services Series 2015 A (NR/NR)
1,000,000	4.500	09/01/2030	1,009,871
2,000,000	5.000	09/01/2037	2,055,315
North Carolina Turnpike Authority RB Senior Lien for Triangle Expressway Series 2019 (AGM) (AA/NR)
10,350,000	5.000	01/01/2049	12,716,319
4,250,000	4.000	01/01/2055	4,780,712
North Carolina Turnpike Authority RB Senior Lien for Triangle Expressway Series 2019 (BBB/NR)
16,000,000	5.000	01/01/2049	19,205,792
5,450,000	4.000	01/01/2055	6,048,878

			70,050,146

Municipal Bonds – (continued)
Ohio – 3.5%
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 A-2 Class 1 (A-/NR)
770,000	4.000	06/01/2037	893,992
1,025,000	4.000	06/01/2038	1,182,642
1,000,000	4.000	06/01/2039	1,148,655
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 A-2 Class 1 (BBB+/NR)
12,530,000	3.000	06/01/2048	12,690,348
4,185,000	4.000	06/01/2048	4,666,736
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 A-2 Class 1 (NR/NR)
85,025,000	5.000	06/01/2055	95,790,007
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 B-3 Class 2 (NR/NR)(c)
107,390,000	0.000	06/01/2057	16,238,313
Centerville Ohio Health Care RB Refunding and Improvement for Graceworks Lutheran Services Series 2017 (NR/NR)
2,400,000	5.250	11/01/2037	2,539,106
2,700,000	5.250	11/01/2047	2,809,341
2,320,000	5.250	11/01/2050	2,409,945
Cleveland Airport Special RB for Continental Airlines, Inc. Project Series 1998 (B/Ba3)
22,490,000	5.375	09/15/2027	22,560,304
County of Darke RB for Wayne Hospital Company Obligated Group Wayne Health Care Project Series 2019 A (BB+/NR)
550,000	4.000	09/01/2040	568,960
825,000	4.000	09/01/2045	843,207
1,075,000	5.000	09/01/2049	1,189,854
County of Franklin RB Refunding for Wesley Communities Obligated Group Series 2020 (NR/NR)
8,280,000	5.250	11/15/2055	9,056,688
Cuyahoga County Ohio Hospital RB Refunding for Metrohealth System Series 2009 B (BBB-/Baa3)
29,500,000	8.223	02/15/2040	36,949,066
Cuyahoga County Ohio Hospital RB Refunding for Metrohealth System Series 2017 (BBB-/Baa3)
6,250,000	5.000	02/15/2037	7,266,052
7,500,000	5.000	02/15/2042	8,635,176
7,500,000	4.750	02/15/2047	8,253,480
1,500,000	5.000	02/15/2057	1,704,180
1,000,000	5.500	02/15/2057	1,167,385
Franklin County Convention Facilities Authority RB for Greater Columbus Convention Center Project Series 2019 (BBB-/NR)
7,500,000	5.000	12/01/2051	8,595,227
Hamilton County Health Care RB Refunding for Life Enriching Community Project Series 2012 (BBB-/NR)
2,000,000	5.000	01/01/2042	2,064,782
1,610,000	5.000	01/01/2046	1,659,387
Muskingum County Hospital Facilities RB Refunding for Genesis Healthcare System Project Series 2013 (BB+/Ba2)
8,000,000	5.000	02/15/2048	8,293,766

The accompanying notes are an integral part of these financial statements.	125

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Ohio – (continued)
Northeast Ohio Medical University RB Refunding Series 2021 A (NR/Baa2)
$450,000	3.000%	12/01/2040	$452,923
200,000	4.000	12/01/2045	219,893
Ohio Air Quality Development Authority Exempt Facilities RB for Pratt Paper LLC Project Series 2017 (AMT) (NR/NR)(a)
2,075,000	3.750	01/15/2028	2,250,081
2,880,000	4.250	01/15/2038	3,180,997
18,110,000	4.500	01/15/2048	20,104,208
Ohio Air Quality Development Authority RB Refunding for Ohio Valley Electric Corp. Series 2019 A (BBB-/Ba1)
4,140,000	3.250	09/01/2029	4,390,001
Ohio Higher Educational Facility Commission RB Refunding for Judson Obligated Group Series 2020 A (BBB-/NR)
4,790,000	5.000	12/01/2050	5,339,430
Ohio State Hospital RB Refunding for Aultman Health Foundation Obligated Group Series 2018 (NR/NR)(a)
1,075,000	5.000	12/01/2033	1,160,458
2,085,000	5.000	12/01/2038	2,215,121
5,000,000	5.000	12/01/2048	5,226,532
Ohio State RB Refunding for University Hospitals Health System, Inc. Obligated Group Series 2020 A (A/A2)
6,650,000	3.000	01/15/2045	6,816,551
31,660,000	4.000	01/15/2050	35,792,738
Port of Greater Cincinnati Development Authority RB Series 2021 (NR/NR)(a)
2,095,000	4.250	12/01/2050	2,077,436
Southern Ohio Port Authority RB for PureCycle Ohio LLC Series 2020 A (AMT) (NR/NR)(a)
10,000,000	7.000	12/01/2042	11,347,797

			359,750,765

Oklahoma – 0.7%
Norman Regional Hospital Authority RB Norman Regional Hospital Authority Obligated Group Series 2019 (A-/Baa1)
1,075,000	4.000	09/01/2045	1,178,442
1,000,000	5.000	09/01/2045	1,194,152
Oklahoma Development Finance Authority Health System RB for OU Medicine Project Series 2018 B (AGM) (AA/A2)
2,400,000	4.000	08/15/2052	2,624,931
2,500,000	4.125	08/15/2057	2,748,744
Oklahoma Development Finance Authority Health System RB for OU Medicine Project Series 2018 B (BB+/Baa3)
15,000,000	5.500	08/15/2052	18,207,052
9,500,000	5.500	08/15/2057	11,505,210
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2001 A (AMT) (NR/NR)
2,680,000	5.500	12/01/2035	2,862,329
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2001 B (AMT) (NR/NR)
24,300,000	5.500	12/01/2035	25,953,202
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2015 (AMT) (B-/NR)(f)(g)
9,070,000	5.000	06/01/2025	10,014,163

			76,288,225

Municipal Bonds – (continued)
Oregon – 0.2%
Clackamas County Hospital Facility Authority RB Refunding for Rose Villa, Inc. Obligated Group Series 2020 A (NR/NR)
130,000	5.250	11/15/2050	139,112
225,000	5.375	11/15/2055	241,156
Medford Hospital Facilities Authority RB Refunding for Asante Health System Obligated Group Series 2020 A (A+/NR)
1,875,000	5.000	08/15/2045	2,347,338
3,850,000	4.000	08/15/2050	4,345,541
2,850,000	5.000	08/15/2050	3,556,554
Medford Hospital Facilities Authority RB Refunding for Asante Health System Obligated Group Series 2020 A (AGM) (AA/NR)
5,000,000	4.000	08/15/2045	5,807,539
Oregon State Facilities Authority RB Refunding for Samaritan Health Services, Inc. Obligated Group Series 2020 A (BBB+/NR)
1,750,000	5.000	10/01/2040	2,159,888
Warm Springs Reservation Confederated Tribe Hydroelectric RB Refunding for Pelton-Round Butte Project Series 2019 B (NR/A3)(a)
860,000	5.000	11/01/2039	1,009,156

			19,606,284

Pennsylvania – 3.2%
Allegheny County Higher Education Building Authority RB for Chatham University Series 2012 A (BBB-/NR)
1,500,000	5.000	09/01/2030	1,553,147
1,000,000	5.000	09/01/2035	1,030,788
Allegheny County Hospital Development Authority RB Refunding for Allegheny Health Network Obligated Group Series 2018 A (A/NR)
32,000,000	4.000	04/01/2044	35,060,813
Allegheny County Industrial Development Authority RB Refunding for United States Steel Corp. Project Series 2019 (B-/Caa2)
3,900,000	4.875	11/01/2024	4,169,391
2,500,000	5.125	05/01/2030	2,868,335
Allentown Neighborhood Improvement Zone Development Authority Tax RB for City Center Refunding Project Series 2017 (NR/Ba3)(a)
2,000,000	5.000	05/01/2027	2,369,369
1,400,000	5.000	05/01/2032	1,628,572
6,950,000	5.000	05/01/2042	7,965,268
Allentown Neighborhood Improvement Zone Development Authority Tax RB for City Center Refunding Project Series 2018 (NR/Ba3)(a)
250,000	5.000	05/01/2028	300,513
1,000,000	5.000	05/01/2033	1,181,007
2,750,000	5.000	05/01/2042	3,224,197
Allentown Neighborhood Improvement Zone Development Authority Tax RB Series 2012 A (NR/Baa3)
18,000,000	5.000	05/01/2042	18,616,962
Berks County Industrial Development Authority RB Refunding for Tower Health Obligated Group Series 2017 (BB-/WR)
950,000	5.000	11/01/2029	1,019,662
1,745,000	5.000	11/01/2030	1,857,947

126	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Pennsylvania – (continued)
Berks County Industrial Development Authority RB Refunding for Tower Health Obligated Group Series 2017 (BB-/WR) – (continued)
$1,425,000	5.000%	11/01/2034	$1,494,886
7,850,000	4.000	11/01/2047	7,404,683
8,745,000	5.000	11/01/2047	8,767,719
Bucks County Industrial Development Authority RB for Grand View Hospital and Sellersville PA Obligated Group Series 2021 (BB+/NR)
4,150,000	4.000	07/01/2046	4,409,715
6,600,000	4.000	07/01/2051	6,973,905
4,005,000	5.000	07/01/2054	4,610,483
Bucks County Industrial Development Authority RB Refunding for Pennswood Village Obligated Group Series 2018 A (BBB+/NR)
1,150,000	5.000	10/01/2037	1,286,207
Chester County IDA Student Housing RB for University Student Housing, LLC Project West Chester University Series 2013 A (NR/Ba2)
500,000	5.000	08/01/2035	504,106
1,000,000	5.000	08/01/2045	1,006,514
Clairton Municipal Authority Sewer RB Series 2012 B (BBB+/NR)
1,000,000	5.000	12/01/2042	1,050,496
Commonwealth Financing Authority Tobacco Master Settlement Payment RB Series 2018 (A/A1)
1,900,000	5.000	06/01/2034	2,318,403
1,900,000	5.000	06/01/2035	2,313,473
Commonwealth Financing Authority Tobacco Master Settlement Payment RB Series 2018 (AGM) (AA/A1)
6,000,000	4.000	06/01/2039	6,799,982
County of Allegheny GO Notes Refunding Series 2007 C-59B (AGM) (AA/Aa3)(d)
645,000	(3 Mo. LIBOR + 0.55%), 0.687	11/01/2026	645,335
Cumberland County Municipal Authority RB Refunding Series 2015 (BBB+/NR)
1,355,000	5.000	01/01/2038	1,484,286
Cumberland County Municipal Authority RB Refunding Series 2015 (NR/NR)(e)
145,000	5.000	01/01/2025	168,728
Dauphin County General Authority RB for The Harrisburg University of Science & Technology Series 2020 (BB/NR)(a)
5,100,000	5.875	10/15/2040	5,325,002
14,000,000	6.250	10/15/2053	14,666,080
Doylestown Hospital Authority RB Series 2019 A (BBB-/Ba1)
1,250,000	4.000	07/01/2045	1,298,972
2,375,000	5.000	07/01/2049	2,651,782
Franklin County Industrial Development Authority RB Refunding for Menno-Haven, Inc. Obligated Group Series 2018 (NR/NR)
1,100,000	5.000	12/01/2043	1,171,121
900,000	5.000	12/01/2048	949,687
1,750,000	5.000	12/01/2053	1,840,710
Geisinger Authority Health System RB for Geisinger Health System Series 2007 (AA-/A1)(d)
52,950,000	(3 Mo. LIBOR + 0.77%), 0.907	05/01/2037	52,169,226

Municipal Bonds – (continued)
Pennsylvania – (continued)
General Authority of Southcentral Pennsylvania RB Refunding WellSpan Health Obligation Group Series 2019 A (AA-/Aa3)
1,300,000	4.000	06/01/2044	1,471,135
2,300,000	5.000	06/01/2044	2,827,358
5,700,000	4.000	06/01/2049	6,409,277
4,225,000	5.000	06/01/2049	5,164,927
Lancaster County Hospital Authority Health Facilities RB for St. Anne’s Retirement Community, Inc. Project Series 2012 (BB+/NR)
1,400,000	5.000	04/01/2027	1,430,656
1,500,000	5.000	04/01/2033	1,524,311
Lancaster County Hospital Authority RB Refunding for St. Anne’s Retirement Community Obligated Group Series 2020 (BB+/NR)
750,000	5.000	03/01/2045	809,608
1,000,000	5.000	03/01/2050	1,072,311
Montgomery County Industrial Development Authority RB ACTS Retirement-Life Communities, Inc. Obligated Group Series 2020 C (A-/NR)
2,365,000	5.000	11/15/2045	2,799,378
Northampton County Industrial Development Authority RB Refunding for Morningstar Senior Living, Inc. Obligated Group Series 2019 (BB+/NR)
1,900,000	5.000	11/01/2044	2,048,679
2,100,000	5.000	11/01/2049	2,258,963
Northeastern Pennsylvania Hospital & Education Authority RB for King’s College Project Series 2019 (BBB+/NR)
945,000	5.000	05/01/2044	1,083,708
1,245,000	5.000	05/01/2049	1,422,636
Pennsylvania Economic Development Financing Authority RB for CarbonLite P LLC Project Series 2019 (AMT) (NR/NR)*(a)
78,146	5.750	06/01/2036	46,888
Pennsylvania Economic Development Financing Authority Special Facilities RB for US Airways Group, Inc. Project Series 2010 B (B-/Caa1)
2,460,000	8.000	05/01/2029	2,472,823
Pennsylvania Higher Educational Facilities Authority RB for Foundation for Indiana University of Pennsylvania Series 2007 A (ASSURED GTY) (AA/WR)(d)
9,705,000	(3 Mo. LIBOR + 0.60%), 0.759	07/01/2027	9,626,141
10,750,000	(3 Mo. LIBOR + 0.65%), 0.809	07/01/2039	9,810,244
Pennsylvania Higher Educational Facilities Authority RB for La Salle University Series 2012 (BB/NR)
4,000,000	5.000	05/01/2042	4,085,979
Pennsylvania Higher Educational Facilities Authority RB Refunding for Drexel University Series 2020 A (AGM) (AA/A2)
4,380,000	5.000	05/01/2046	5,358,285
3,145,000	4.000	05/01/2050	3,504,283
Pennsylvania Higher Educational Facilities Authority Student Housing RB Refunding for University Properties, Inc. Student Housing Project Series 2016 A (NR/Baa3)
365,000	5.000	07/01/2031	395,158
400,000	5.000	07/01/2035	428,669

The accompanying notes are an integral part of these financial statements.	127

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate			Maturity Date		Value

Municipal Bonds – (continued)
Pennsylvania – (continued)
Pennsylvania Turnpike Commission RB Subordinate Series 2017 B-1 (A-/A3)
$3,875,000		5.250%		06/01/2047		$4,731,873
Philadelphia Authority for Industrial Development RB for Independence Charter School Series 2019 (NR/NR)
2,225,000		5.000		06/15/2050		2,394,658
Philadelphia Authority for Industrial Development RB for MaST Community Charter School II Series 2020 A (BBB-/NR)
310,000		5.000		08/01/2040		364,243
975,000		5.000		08/01/2050		1,122,915
Philadelphia Authority for Industrial Development RB Refunding for Philadelphia Performing Arts Charter School Series 2020 (BB+/NR)(a)
2,860,000		5.000		06/15/2050		3,255,659
Philadelphia Hospitals and Higher Education Facilities Authority RB for Temple University Health System Obligated Group Series 2012 A (BBB-/Ba1)
2,000,000		5.625		07/01/2042		2,103,299
Philadelphia Hospitals and Higher Education Facilities Authority RB Refunding for Temple University Health System Obligation Group Series 2017 (BBB-/Ba1)
500,000		5.000		07/01/2028		592,058
2,000,000		5.000		07/01/2029		2,351,512
3,000,000		5.000		07/01/2030		3,506,071
2,615,000		5.000		07/01/2031		3,044,787
1,000,000		5.000		07/01/2032		1,160,786
4,425,000		5.000		07/01/2033		5,120,916
Scranton Redevelopment Authority RB Refunding for Guaranteed Lease Series 2016 A (MUN GOVT GTD) (BB+/NR)
530,000		5.000		11/15/2021		533,753
2,450,000		5.000		11/15/2028		2,504,345
Susquehanna Area Regional Airport Authority RB Refunding for Airport System Series 2017 (AMT) (NR/Baa3)
1,100,000		5.000		01/01/2035		1,215,971
2,325,000		5.000		01/01/2038		2,557,942
The Berks County Municipal Authority RB for Alvernia University Project Series 2020 (BB+/NR)
475,000		5.000		10/01/2039		510,673
1,125,000		5.000		10/01/2049		1,187,881
The Berks County Municipal Authority RB for Tower Health Obligated Group Series 2012 A (BB-/WR)
4,600,000		5.000		11/01/2044		4,604,085
Washington County Redevelopment Authority RB Refunding for Victory Center Tax Increment Financing Project Series 2018 (BB/NR)
1,000,000		5.000		07/01/2028		1,082,388
1,000,000		5.000		07/01/2035		1,081,193
Westmoreland County Industrial Development Authority RB Refunding for Excela Health Obligated Group Series 2020 A (NR/Baa1)
1,320,000		4.000		07/01/2037		1,495,304

						326,731,201

Puerto Rico – 7.3%
Commonwealth of Puerto Rico Public Improvement GO Unlimited Refunding Bonds Series 2011 E (D/Ca)*
2,000,000		6.000		07/01/2029		1,742,500

Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Refunding for Senior Lien Series 2020 A (NR/NR)(a)
20,000,000	5.000		07/01/2035		23,473,028
20,750,000	5.000		07/01/2047		23,993,017
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A (CCC/Ca)
535,000	4.250		07/01/2025		556,085
115,000	4.500		07/01/2027		119,909
420,000	5.000		07/01/2030		440,660
1,150,000	5.000		07/01/2033		1,206,571
8,710,000	5.125		07/01/2037		9,152,255
24,605,000	5.250		07/01/2042		25,896,762
Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2006 A (NR/Ca)*
115,000	5.250		07/01/2030		101,056
Puerto Rico Commonwealth GO Bonds Series 2014 A (D/Ca)*
93,730,000	8.000		07/01/2035		73,578,050
Puerto Rico Commonwealth GO Refunding Bonds for Public Improvement Series 2012 A (D/Ca)*
5,185,000	5.500		07/01/2039		4,342,437
3,725,000	5.000		07/01/2041		3,007,938
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2005 L (AGC-ICC) (AA/A3)
360,000	5.250		07/01/2041		444,266
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2005 L (AMBAC) (NR/C)
28,730,000	5.250		07/01/2038		32,341,350
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2007 CC (AGM) (AA/A2)
1,860,000	5.250		07/01/2033		2,281,313
680,000	5.250		07/01/2034		841,053
6,070,000	5.250		07/01/2036		7,546,981
Puerto Rico Commonwealth Highway & Transportation Authority RB Series 2003 (NR/C)*
215,000	5.000		07/01/2028		26,337
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax RB Series 2005 C (AMBAC) (NR/C)
1,585,000	5.500		07/01/2023		1,678,258
2,050,000	5.500		07/01/2027		2,263,240
Puerto Rico Commonwealth Public Improvement GO Bonds Series 2007 A (D/Ca)*
4,000,000	5.250		07/01/2032		3,515,000
4,035,000	5.250		07/01/2037		3,545,756
Puerto Rico Commonwealth Public Improvement GO Refunding Bonds Series 2011 C (D/Ca)*
155,000	6.000		07/01/2035		126,519
205,000	6.500		07/01/2040		170,406
Puerto Rico Electric Power Authority RB Refunding Series 2005 SS-RSA-1 (D/NR)*
130,000	4.625		07/01/2030		117,163
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (AA/A2)(d)
52,372,000	(3 Mo. LIBOR + 0.52%), 12.00		07/01/2029		48,351,904
Puerto Rico Electric Power Authority RB Refunding Series 2007 VV (NATL-RE) (D/Baa2)
1,250,000	5.250		07/01/2032		1,386,411
435,000	5.250		07/01/2035		480,592

128	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Electric Power Authority RB Refunding Series 2010 DDD-RSA-1 (D/NR)*
$155,000	3.625%	07/01/2021	$135,431
60,000	3.750	07/01/2022	52,425
390,000	3.875	07/01/2023	340,763
Puerto Rico Electric Power Authority RB Refunding Series 2010 DDD-RSA-1 (NR/NR)*
215,000	3.300	07/01/2019	185,975
80,000	3.500	07/01/2020	70,100
Puerto Rico Electric Power Authority RB Refunding Series 2010 ZZ (D/Ca)*
1,000	5.000	07/01/2024	859
Puerto Rico Electric Power Authority RB Refunding Series 2010 ZZ-RSA-1 (D/NR)*
80,000	4.375	07/01/2021	72,100
100,000	4.375	07/01/2022	90,125
65,000	5.000	07/01/2022	58,825
190,000	4.500	07/01/2023	171,237
125,000	5.000	07/01/2024	113,125
90,000	4.625	07/01/2025	81,113
Puerto Rico Electric Power Authority RB Refunding Series 2010 ZZ-RSA-1 (NR/NR)*
65,000	3.700	07/01/2017	56,062
1,230,000	5.000	07/01/2017	1,096,238
145,000	4.250	07/01/2018	127,238
3,130,000	5.000	07/01/2019	2,805,262
260,000	4.250	07/01/2020	231,725
25,000	5.250	07/01/2020	22,625
Puerto Rico Electric Power Authority RB Series 2007 TT-RSA-1 (D/NR)*
1,295,000	5.000	07/01/2032	1,171,975
1,385,000	5.000	07/01/2037	1,253,425
Puerto Rico Electric Power Authority RB Series 2007 TT-RSA-1 (NR/NR)*
300,000	4.200	07/01/2019	265,500
Puerto Rico Electric Power Authority RB Series 2008 WW-RSA-1 (D/NR)*
3,765,000	5.250	07/01/2033	3,416,738
Puerto Rico Electric Power Authority RB Series 2008 WW-RSA-1 (NR/NR)*
2,000,000	5.500	07/01/2020	1,815,000
Puerto Rico Electric Power Authority RB Series 2010 AAA (D/Ca)*
4,000	5.250	07/01/2027	3,450
4,000	5.250	07/01/2028	3,450
Puerto Rico Electric Power Authority RB Series 2010 AAA-RSA-1 (D/NR)*
130,000	5.250	07/01/2023	117,975
1,485,000	5.250	07/01/2027	1,347,638
2,115,000	5.250	07/01/2028	1,919,362
Puerto Rico Electric Power Authority RB Series 2010 BBB-RSA- 1 (D/NR)*
90,000	5.400	07/01/2028	76,612
Puerto Rico Electric Power Authority RB Series 2010 CCC-RSA-1 (D/NR)*
80,000	5.000	07/01/2022	72,400

Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Electric Power Authority RB Series 2010 CCC-RSA-1 (D/NR)* – (continued)
90,000	4.250	07/01/2023	81,112
60,000	4.500	07/01/2023	54,075
50,000	4.600	07/01/2024	45,062
210,000	4.625	07/01/2025	189,263
900,000	5.000	07/01/2025	814,500
25,000	5.000	07/01/2026	22,625
40,000	4.800	07/01/2027	36,100
Puerto Rico Electric Power Authority RB Series 2010 EEE-RSA-1 (D/NR)*
1,175,000	5.950	07/01/2030	1,041,344
4,620,000	6.050	07/01/2032	4,094,475
115,000	6.250	07/01/2040	102,350
Puerto Rico Electric Power Authority RB Series 2010 XX-RSA-1 (D/NR)*
20,000	4.875	07/01/2027	18,050
7,590,000	5.250	07/01/2040	6,887,925
Puerto Rico Electric Power Authority RB Series 2010 YY-RSA-1 (D/NR)*
2,130,000	6.125	07/01/2040	1,887,713
Puerto Rico Electric Power Authority RB Series 2012 A-RSA-1 (D/NR)*
1,905,000	4.800	07/01/2029	1,719,262
14,720,000	5.000	07/01/2042	13,321,600
Puerto Rico Electric Power Authority RB Series 2013 A-RSA-1 (D/NR)*
715,000	7.250	07/01/2030	666,738
5,210,000	7.000	07/01/2033	4,845,300
6,190,000	7.000	07/01/2040	5,756,700
Puerto Rico Electric Power Authority RB Series 2016 A4-RSA-1 (NR/NR)*
747,236	10.000	07/01/2019	718,281
Puerto Rico Electric Power Authority RB Series 2016 B4-RSA-1 (NR/NR)*
747,235	10.000	07/01/2019	718,280
Puerto Rico Electric Power Authority RB Series 2016 E-1-RSA-1 (NR/NR)*
5,036,850	10.000	01/01/2021	4,854,264
Puerto Rico Electric Power Authority RB Series 2016 E-2-RSA-1 (NR/NR)*
5,036,850	10.000	07/01/2021	4,860,560
Puerto Rico Electric Power Authority RB Series 2016 E-3-RSA-1 (NR/NR)*
1,678,950	10.000	01/01/2022	1,620,187
Puerto Rico Electric Power Authority RB Series 2016 E-4-RSA-1 (NR/NR)*
1,678,950	10.000	07/01/2022	1,620,187
Puerto Rico Highway & Transportation Authority RB Refunding Series 2005 L (ASSURED GTY) (AA/A3)
2,000,000	5.250	07/01/2041	2,468,144
Puerto Rico Highway & Transportation Authority RB Refunding Series 2005 L (NATL-RE) (NR/Baa2)
2,395,000	5.250	07/01/2035	2,630,555
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 CC (AGM) (AA/A2)
470,000	5.250	07/01/2032	571,570

The accompanying notes are an integral part of these financial statements.	129

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 CC (AGM-CR) (AA/A2)
$100,000	5.500%	07/01/2029	$121,539
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 CC (ASSURED GTY) (AA/A3)
185,000	5.500	07/01/2031	227,799
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (AGC) (AGM-CR) (AA/A2)
2,455,000	5.500	07/01/2029	2,983,785
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (AGM-CR) (AGC-ICC) (AA/A2)
330,000	5.500	07/01/2026	386,808
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (AMBAC) (NR/C)
3,825,000	5.250	07/01/2031	4,214,847
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (ASSURED GTY) (AA/A3)
320,000	5.250	07/01/2034	395,790
27,260,000	5.250	07/01/2036	33,884,101
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (NATL-RE) (NR/Baa2)
1,570,000	5.250	07/01/2033	1,739,662
Puerto Rico Highway & Transportation Authority RB Series 1998 A (NATL-RE-IBC) (NR/Baa2)
4,920,000	4.750	07/01/2038	4,976,752
Puerto Rico Infrastructure Financing Authority Special Tax RB Series 2005 A (AMBAC) (NR/C)(c)
4,785,000	0.000	07/01/2034	2,694,022
3,850,000	0.000	07/01/2035	2,083,190
2,250,000	0.000	07/01/2037	1,123,086
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2009 P (COMWLTH GTD) (NR/Ca)*
1,000,000	6.125	07/01/2023	995,000
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2018 A-1 (NR/NR)(c)
4,313,000	0.000	07/01/2031	3,300,912
10,295,000	0.000	07/01/2033	7,307,634
77,830,000	0.000	07/01/2046	23,751,381
121,370,000	0.000	07/01/2051	26,713,743
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2019 A-2 (NR/NR)
129,551,000	4.329	07/01/2040	138,583,296
562,000	4.536	07/01/2053	602,613
12,699,000	4.784	07/01/2058	13,741,651
Puerto Rico Sales Tax Financing Corporation Sales Tax Restructured RB Series 2018 A-1 (NR/NR)
3,939,000	4.500	07/01/2034	4,249,171
3,447,000	4.550	07/01/2040	3,735,870
30,365,000	4.750	07/01/2053	32,973,487
84,274,000	5.000	07/01/2058	92,800,843

			755,134,774

Rhode Island – 0.2%
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2007 B (CCC-/NR)(c)
124,220,000	0.000	06/01/2052	18,962,158

Municipal Bonds – (continued)
South Carolina – 0.2%
Lancaster County Assessment RB for Edgewater Improvement District Series 2003 A (NR/NR)
2,963,000	6.875	11/01/2035	2,968,062
South Carolina Jobs-Economic Development Authority RB for ACTS Retirement-Life Communities, Inc. Obligated Group Series 2018 C (A-/NR)
2,365,000	5.000	11/15/2047	2,698,766
South Carolina Public Service Authority RB Tax-Exempt Series 2015 E (A/A2)
7,790,000	5.250	12/01/2055	9,107,974
Spartanburg Regional Health Services District Obligated Group RB Series 2020 A (AGM) (AA/A2)
2,250,000	4.000	04/15/2045	2,535,640
2,000,000	3.000	04/15/2049	2,037,371

			19,347,813

Tennessee – 0.3%
Chattanooga Health Educational & Housing Facility Board RB for CommonSpirit Health Obligated Group Refunding Series 2019 A-1 (BBB+/Baa1)
2,200,000	4.000	08/01/2044	2,440,995
Chattanooga Health Educational & Housing Facility Board RB for CommonSpirit Health Obligated Group Refunding Series 2019 A-2 (BBB+/Baa1)
1,900,000	5.000	08/01/2049	2,286,662
Greeneville Health & Educational Facilities Board RB for Ballad Health Obligated Group Series 2018 A (A-/A3)
5,230,000	4.000	07/01/2040	5,777,109
Johnson City Health & Educational Board Retirement Facilities RB for Mountain States Health Alliance Series 2012 A (A-/A3)
1,500,000	5.000	08/15/2042	1,574,110
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB for Vanderbilt University Medical Center Series 2016 A (NR/A3)
2,500,000	5.000	07/01/2040	2,949,480
Metropolitan Government Nashville & Davidson County Health & Educational Facilities RB Refunding for Trevecca Nazarene University Project Series 2019 (BBB-/NR)
315,000	5.000	10/01/2029	366,907
230,000	5.000	10/01/2034	268,373
375,000	5.000	10/01/2039	431,444
450,000	5.000	10/01/2048	508,011
Metropolitan Nashville Airport Authority (The) RB Series 2019 B (AMT) (A/A2)
7,450,000	5.000	07/01/2054	8,997,109
Nashville Metropolitan Development & Housing Agency RB for Fifth+ Broadway Development Project Series 2018 (NR/NR)(a)
850,000	5.125	06/01/2036	960,832
Shelby County Health Educational & Housing Facilities Board RB Refunding for The Village at Germantown Residential Care Facility Mortgage Series 2012 (BBB-/NR)(e)
2,000,000	5.375	12/01/2022	2,170,277

			28,731,309

130	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – 4.7%
Argyle Special Assessment RB for Waterbrook of Argyle Public Improvement District Project Series 2018 (NR/NR)(a)
$650,000	4.250%	09/01/2023	$672,726
500,000	4.625	09/01/2028	565,059
2,340,000	5.125	09/01/2038	2,700,138
2,580,000	5.250	09/01/2047	2,948,357
Austin Convention Enterprises, Inc. Convention Center Hotel First Tier RB Refunding Series 2017 A (BB+/NR)
1,480,000	5.000	01/01/2029	1,665,142
Board of Managers, Joint Guadalupe County – City of Seguin Hospital Mortgage Improvement RB Refunding Bonds Series 2015 (BB/NR)
1,950,000	5.250	12/01/2035	2,124,703
2,435,000	5.000	12/01/2040	2,551,918
Cedar Bayou Navigation District Special Assessment Series 2020 (NR/NR)
9,415,000	6.000	09/15/2051	9,584,030
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2015 A (A-/Baa1)
3,900,000	5.000	01/01/2045	4,387,295
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2016 (A-/Baa1)
1,600,000	5.000	01/01/2040	1,826,954
2,465,000	5.000	01/01/2046	2,799,204
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2020 B (A-/Baa1)
2,575,000	5.000	01/01/2045	3,153,033
City of Anna Special Assessment Bonds for Hurricane Creek Public Improvement District Project Series 2019 (NR/NR)(a)
2,190,000	6.500	09/01/2048	2,558,732
City of Austin Special Assessment RB for Estancia Hill Country Public Improvement District Series 2018 (NR/NR)(a)
6,000,000	5.125	11/01/2033	6,566,688
City of Celina Special Assessment Bonds for Wells South Public Improvement District Series 2020 (NR/NR)(a)
430,000	3.750	09/01/2040	446,940
1,490,000	4.000	09/01/2050	1,561,110
City of Celina Texas Municipal Corp. Special Assessment RB for Glen Crossing Public Improvement District Phase#1B Project Series 2018 (NR/NR)(a)
400,000	5.500	09/01/2046	467,109
City of Celina Texas Municipal Corp. Special Assessment RB for Glen Crossing Public Improvement District Phase#2 Project Series 2018 (NR/NR)
1,125,000	5.625	09/01/2038	1,324,671
1,700,000	5.750	09/01/2047	1,988,210
City of Celina Texas Municipal Corp. Special Assessment RB for Sutton Fields II Public Improvement District Phase#2-3 Project Series 2019 (NR/NR)(a)
2,380,000	4.250	09/01/2049	2,548,484
City of Celina Texas Municipal Corp. Special Assessment RB for Sutton Fields II Public Improvement District Phase#4 Project Series 2020 (NR/NR)(a)
1,800,000	4.125	09/01/2050	1,850,155

Municipal Bonds – (continued)
Texas – (continued)
City of Celina Texas Municipal Corp. Special Assessment RB for Wells South Public Improvement District Major Improvement Area Project Series 2015 (NR/NR)
3,815,000	7.500	09/01/2045	4,101,370
City of Celina Texas Municipal Corp. Special Assessment RB for Wells South Public Improvement District Neighborhood Improvement Area #1 Project Series 2015 (NR/NR)
1,710,000	6.250	09/01/2045	1,803,978
City of Celinac Special Assessment for Edgewood Creek Public Improvement District Phase#1 Project Series 2021 (NR/NR)(a)
215,000	4.750	09/01/2031	214,467
450,000	4.250	09/01/2041	447,553
370,000	5.250	09/01/2041	368,147
550,000	4.500	09/01/2050	546,427
500,000	5.500	09/01/2050	497,085
City of Fate Special Assessment for Williamsburg East Public Improvement District Area No. 1 Series 2020 (NR/NR)(a)
692,000	3.875	08/15/2040	714,820
994,000	4.125	08/15/2050	1,025,822
City of Fate Special Assessment RB for Williamsburg Public Improvement District No. 1 Phase#1 Series 2019 (NR/NR)(a)
1,360,000	4.250	08/15/2049	1,462,636
City of Fate Special Assessment RB for Williamsburg Public Improvement District No. 1 Series 2018 (NR/NR)(a)
910,000	4.350	08/15/2039	934,173
1,920,000	4.500	08/15/2048	1,970,973
City of Fate Special Assessment Refunding for Williamsburg Public Improvement District No. 1 Project Series 2019 (BAM) (AA/NR)
2,050,000	3.250	08/15/2043	2,115,356
City of Hackberry Special Assessment RB for Riverdale Lake Public Improvement District No. 2 Phases 4-6 Project Series 2017 (NR/NR)
4,345,000	5.000	09/01/2047	4,858,987
City of Hackberry Special Assessment RB Refunding for Hackberry Public Improvement District No. 3 Phases No. 13-16 Project Series 2017 (NR/NR)
1,390,000	4.500	09/01/2037	1,538,424
2,435,000	5.000	09/01/2044	2,730,535
City of Hackberry Special Assessment RB Refunding for Hidden Cove Public Improvement District No. 2 Project Series 2017 (BBB-/NR)
2,235,000	4.500	09/01/2032	2,545,629
4,715,000	4.500	09/01/2038	5,274,814
City of Haslet Special Assessment RB Refunding for Haslet Public Improvement District No. 5 1 Project Series 2019 (NR/NR)(a)
2,450,000	4.375	09/01/2049	2,674,659
City of Irving RB Refunding for Hotel Occupancy Tax Series 2019 (BBB+/NR)
1,500,000	5.000	08/15/2043	1,679,237
City of Kaufman Special Assessment for Public Improvement District No. 1 Phases#1 Series 2021 (NR/NR)(a)
575,000	3.625	09/15/2041	566,003
445,000	4.000	09/15/2050	448,399

The accompanying notes are an integral part of these financial statements.	131

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
City of Kyle Special Assessment RB for Creeks Public Improvement District Series 2019 (NR/NR)(a)
$1,405,000	4.625%	09/01/2039	$1,573,368
900,000	4.750	09/01/2044	998,775
City of Kyle Special Assessment RB for Creeks Public Improvement District Series 2020 (NR/NR)(a)
1,310,000	3.625	09/01/2040	1,311,834
400,000	4.000	09/01/2046	407,218
City of Kyle Special Assessment RB for Southwest Kyle Public Improvement District No. 1 Series 2019 (NR/NR)(a)
1,225,000	4.875	09/01/2044	1,370,628
City of Lago Vista Tessera on Lake Travis Public Improvement District Special Assessment Refunding Bond Series 2010 (NR/NR)
990,000	3.750	09/01/2042	1,037,184
City of Lavon Special Assessment RB for Lakepointe Public Improvement District Improvement Area#1 Project Series 2019 (NR/NR)(a)
580,000	4.250	09/15/2039	633,268
2,415,000	4.500	09/15/2049	2,628,826
City of Lavon Special Assessment RB for Lakepointe Public Improvement District Major Improvement Area Project Series 2019 (NR/NR)(a)
850,000	5.000	09/15/2049	941,192
City of Liberty Hill Special Assessment Bonds for Summerlyn West Public Improvement District Series 2020 (NR/NR)(a)
1,890,000	4.000	09/01/2054	1,979,034
City of Manor Special Assessment RB for Lagos Public Improvement District Series 2020 (NR/NR)(a)
295,000	4.500	09/15/2040	327,820
525,000	4.625	09/15/2049	580,145
City of Mclendon-Chisholm Special Assessment Bonds Sonoma Public Improvement District Area #2 Project Series 2019 (NR/NR)(a)
780,000	4.250	09/15/2039	868,866
2,950,000	4.375	09/15/2049	3,243,559
City of Mclendon-Chisholm Special Assessment Bonds Sonoma Public Improvement District Area #3 Project Series 2021 (NR/NR)(a)
585,000	3.625	09/15/2041	564,469
820,000	4.000	09/15/2051	812,847
City of Mesquite Special Assessment RB for Iron Horse Public Improvement District Project Series 2019 (NR/NR)(a)
1,155,000	5.750	09/15/2039	1,285,482
2,055,000	6.000	09/15/2049	2,281,701
City of Mesquite Special Assessment RB for Polo Ridge Public Improvement District No. 2 Phase #1 Project Series 2019 (NR/NR)(a)
2,405,000	5.875	09/15/2039	2,675,760
5,200,000	5.125	09/15/2048	5,804,345
3,830,000	6.125	09/15/2048	4,256,966
City of Midlothian Special Assessment for Redden Farms Public Improvement District Series 2021 (NR/NR)(a)(h)
130,000	4.125	09/15/2031	130,106
420,000	4.500	09/15/2041	420,333
1,540,000	4.125	09/15/2051	1,541,252
510,000	4.750	09/15/2051	510,397

Municipal Bonds – (continued)
Texas – (continued)
City of North Richland Hills Special Assessment for City Point Public Improvement District Project Series 2019 (NR/NR)(a)
550,000	5.250	09/01/2040	597,618
355,000	5.625	09/01/2040	385,620
560,000	4.125	09/01/2049	615,747
1,510,000	5.375	09/01/2050	1,632,541
City of Oak Point Public Improvement District No. 2 Special Assessment Series 2020 (NR/NR)(a)
1,175,000	3.750	09/01/2040	1,220,322
1,060,000	4.000	09/01/2050	1,099,552
City of Oak Point Special Assessment RB for Wildridge Public Improvement District No. 1 Series 2018 (NR/NR)(a)
1,355,000	4.125	09/01/2048	1,432,356
1,465,000	4.500	09/01/2048	1,570,406
City of Princeton Special Assessment RB for Arcadia Farms Public Improvement District Series 2018 (NR/NR)(a)
2,465,000	4.875	09/01/2048	2,754,057
City of Princeton Special Assessment RB for Arcadia Farms Public Improvement District Series 2019 (NR/NR)(a)
1,050,000	4.375	09/01/2049	1,156,536
City of Princeton Special Assessment RB for Arcadia Farms Public Improvement District Series 2020 (NR/NR)(a)
126,000	3.875	09/01/2040	134,123
175,000	4.125	09/01/2050	186,442
City of Princeton Special Assessment RB for Brookside Public Improvement District Series 2019 (NR/NR)
400,000	4.875	09/01/2039	455,346
835,000	5.000	09/01/2049	942,349
City of Princeton Special Assessment RB for Whitewing Trails Public Improvement District No. 2 Series 2019 (NR/NR)(a)
2,205,000	4.500	09/01/2039	2,408,513
1,185,000	5.500	09/01/2039	1,338,755
1,490,000	4.750	09/01/2049	1,624,569
2,140,000	5.750	09/01/2049	2,413,157
City of Princeton Special Assessment RB for Winchester Public Improvement District Series 2020 (NR/NR)(a)
750,000	3.750	09/01/2040	805,460
1,250,000	4.000	09/01/2050	1,356,096
City of Royse City Special Assessment for Creekshaw Public Improvement District Area #1 Series 2020 (NR/NR)(a)
1,195,000	3.875	09/15/2040	1,242,959
1,780,000	4.125	09/15/2050	1,849,165
City of Royse City Special Assessment for Creekshaw Public Improvement District Series 2020 (NR/NR)(a)
110,000	4.375	09/15/2030	114,646
500,000	4.125	09/15/2040	529,754
1,520,000	4.375	09/15/2050	1,608,442
600,000	5.125	09/15/2050	633,173
City of Royse City Special Assessment for Waterscape Public Improvement District Improvement Series 2019 (NR/NR)(a)
1,760,000	4.750	09/15/2049	1,928,430
City of Sachse Special Assessment for Public Improvement District No. 1 Series 2020 (NR/NR)(a)
1,070,000	3.750	09/15/2040	1,113,194
1,490,000	4.000	09/15/2050	1,548,234

132	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
City of San Marcos Special Assessment for Whisper Public Improvement District Series 2020 (NR/NR)
$665,000	5.375%	09/01/2040	$716,756
1,500,000	5.625	09/01/2050	1,623,993
City of Shenandoah Special Assessment RB for Metropark Public Improvement District Series 2018 (NR/NR)
240,000	4.500	09/01/2023	248,003
780,000	5.000	09/01/2028	876,628
2,035,000	5.600	09/01/2038	2,356,148
2,470,000	5.700	09/01/2047	2,825,293
County of Hays Special Assessment for La Cima Public Improvement District Series 2020 (NR/NR)(a)
800,000	3.750	09/15/2040	832,956
1,200,000	4.000	09/15/2050	1,247,880
County of Medina Woodlands Public Improvement District Special Assessment for Improvement Area #1 Project Series 2021 (NR/NR)(a)
985,000	4.500	09/01/2041	981,054
765,000	4.750	09/01/2050	761,363
Dallas County Flood Control District No. 1 Unlimited Tax GO Refunding Bonds Series 2015 (NR/NR)(a)
3,250,000	5.000	04/01/2032	3,356,083
Edinburg Economic Development Corp. Sales Tax RB Series 2019 (NR/NR)(a)
195,000	3.750	08/15/2024	197,540
350,000	4.000	08/15/2029	358,229
1,150,000	4.500	08/15/2035	1,178,923
875,000	5.000	08/15/2044	904,880
Fort Bend County Industrial Development Corp. RB for NRG Energy, Inc. Project Series 2012 A (NR/Baa2)
1,545,000	4.750	05/01/2038	1,624,198
Fort Bend County Industrial Development Corp. RB for NRG Energy, Inc. Project Series 2012 B (NR/Baa2)
5,685,000	4.750	11/01/2042	5,977,021
Fort Worth Special Assessment RB for Fort Worth Public Improvement District No. 17 Major Improvement Project Series 2017 (NR/NR)(a)
1,575,000	5.000	09/01/2027	1,697,901
895,000	5.000	09/01/2032	942,001
1,315,000	5.125	09/01/2037	1,366,623
Grand Parkway Transportation Corp. System Toll Convertible RB Series 2013 B (AA+/NR)(b)
15,140,000	0.000	10/01/2046	17,084,686
11,100,000	0.000	10/01/2047	12,539,864
Harris County Toll Road RB Refunding Senior Lien Series 2007 B (AMBAC) (AA-/Aa1)(d)
23,855,000	(3 Mo. LIBOR + 0.67%), 0.832	08/15/2035	23,178,809
Harris County-Houston Sports Authority RB Refunding Series 2004 A (NATL-RE) (BB/Baa2)(c)
5,525,000	0.000	11/15/2036	2,459,961
Hickory Creek Texas Special Assessment RB for Hickory Farms Public Improvement Series 2019 (NR/NR)(a)
1,340,000	4.500	09/01/2039	1,468,953
1,800,000	4.750	09/01/2049	1,968,472

Municipal Bonds – (continued)
Texas – (continued)
Hickory Creek Texas Special Assessment RB for Public Improvement District No. 1 Series 2017 (BBB-/NR)
595,000	3.750	09/01/2032	652,633
510,000	3.875	09/01/2037	558,396
930,000	4.000	09/01/2047	1,010,313
Houston Airport System RB for United Airlines, Inc. Airport Improvement Projects Series 2018 C (AMT) (B/NR)
15,835,000	5.000	07/15/2028	18,647,823
Houston Airport System RB Refunding for United Airlines, Inc. Series 2020 A (AMT) (B-/NR)
875,000	5.000	07/01/2027	1,025,407
Houston Airport System RB Refunding for United Airlines, Inc. Series 2020 B-2 (AMT) (B-/NR)
2,750,000	5.000	07/15/2027	3,224,681
Houston Airport System RB Refunding for United Airlines, Inc. Series 2020 C (AMT) (B-/NR)
2,780,000	5.000	07/15/2027	3,259,859
Houston Airport System Special Facilities RB for Continental Airlines, Inc. Terminal Improvement Projects Series 2011 A (AMT) (B/Ba3)
10,000,000	6.625	07/15/2038	10,212,233
Houston Airport System Special Facilities RB Refunding for United Airlines, Inc. Terminal E Project Series 2014 A (AMT) (B/Ba3)
9,250,000	5.000	07/01/2029	10,073,272
Houston Airport System Special Facilities RB Refunding for United Airlines, Inc. Terminal Improvement Projects Series 2015 B-1 (AMT) (B/NR)
10,500,000	5.000	07/15/2035	11,555,993
Houston Higher Education Finance Corp. RB for Houston Baptist University Series 2021 (BBB-/NR)
1,035,000	4.000	10/01/2051	1,094,044
Joint Guadalupe County RB Refunding and Improvement Bonds for City of Seguin Hospital Mortgage Series 2015 (BB/NR)
1,950,000	5.000	12/01/2045	2,023,095
Justin Special Assessment RB for Timberbrook Public Improvement District No. 1 Major Improvement Area Project Series 2018 (NR/NR)(a)
390,000	4.500	09/01/2023	404,916
785,000	5.000	09/01/2028	896,477
1,170,000	5.375	09/01/2038	1,336,571
1,930,000	5.125	09/01/2047	2,162,376
1,500,000	5.500	09/01/2047	1,697,304
Mission Economic Development Corp. Senior Lien RB for Natgasoline Project Series 2018 (AMT) (BB-/NR)(a)
19,675,000	4.625	10/01/2031	20,909,305
Mitchell County Hospital District GO Bonds Series 2020 (NR/NR)
705,000	5.500	02/15/2040	786,428
1,325,000	5.250	02/15/2045	1,444,315
780,000	4.000	02/15/2051	769,542
Montgomery County Toll Road Authority Senior Lien RB Series 2018 (BBB-/NR)
1,850,000	5.000	09/15/2043	2,057,227
2,800,000	5.000	09/15/2048	3,102,037

The accompanying notes are an integral part of these financial statements.	133

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate		Maturity Date		Value

Municipal Bonds – (continued)
Texas – (continued)
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Cityscape Schools, Inc. Series 2019 A (BB+/NR)(a)
$1,465,000	5.000%		08/15/2051		$1,599,762
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station II, LLC – Texas A&M University Collegiate Housing Corpus Christi Project Series 2016 A (B/B2)
335,000	5.000		04/01/2031		348,017
300,000	5.000		04/01/2036		310,973
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Tarleton State University Collegiate Housing Project Series 2015 A (NR/WR)(e)
1,000,000	5.000		04/01/2025		1,177,936
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Texas A&M University at Galveston Collegiate Housing Project Series 2014 A (NR/Baa3)
1,385,000	4.750		04/01/2046		1,447,736
North Texas Tollway Authority RB Refunding for Second Tier Series 2017 B (A/A2)
8,500,000	5.000		01/01/2048		9,888,699
Port Beaumont Navigation District RB Refunding for Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group Series 2020 A (AMT) (NR/NR)(a)
9,995,000	4.000		01/01/2050		10,245,883
Port Beaumont Navigation District RB Refunding for Jefferson 2020 Bond Lessee & Borrower LLC Obligated Group Series 2020 B (NR/NR)(a)
4,125,000	6.000		01/01/2025		4,233,954
Rowlett Special Assessment RB for Bayside Public Improvement District North Improvement Area Project Series 2016 (NR/NR)
175,000	5.750		09/15/2036		181,671
460,000	6.000		09/15/2046		473,916
Royse Special Assessment RB for Parkside Village Public Improvement District Series 2019 (NR/NR)(a)
825,000	4.125		09/15/2039		891,449
3,275,000	4.375		09/15/2049		3,534,577
Tarrant County Cultural Education Facilities Finance Corp. RB Refunding for Air Force Village Obligated Group Series 2016 (BB+/NR)
7,300,000	5.000		05/15/2045		7,775,505
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2006 B (A-/A2)(d)
5,770,000	(3 Mo. LIBOR + 0.70%), 0.823		12/15/2026		5,786,037
Texas Municipal Gas Acquisition & Supply Corp. III RB Refunding Series 2021 (BBB+/A3)
2,815,000	5.000		12/15/2031		3,679,902
2,575,000	5.000		12/15/2032		3,405,056
Texas Private Activity Bonds Surface Transportation Corp. RB Refunding for NTE Mobility Partners LLC Series 2019 A (BBB/Baa2)
5,000,000	4.000		12/31/2037		5,730,145
3,750,000	4.000		12/31/2038		4,285,013
3,000,000	4.000		12/31/2039		3,419,806

Municipal Bonds – (continued)
Texas – (continued)
Texas Private Activity Bonds Surface Transportation Corp. RB Senior Lien for Blueridge Transportation Group, LLC SH 288 Toll Lanes Project Series 2016 (AMT) (BBB-/Baa3)
3,900,000		5.000		12/31/2050		4,357,723
3,900,000		5.000		12/31/2055		4,350,282
Texas Private Activity Bonds Surface Transportation Corp. RB Senior Lien for Mobility Partners LLC Series 2013 (AMT) (BBB-/Baa3)
5,000,000		6.750		06/30/2043		5,668,773
Texas Private Activity Bonds Surface Transportation Corp. RB Senior Lien for Mobility Partners Segment 3 LLC Series 2019 (AMT) (BBB-/Baa3)
30,190,000		5.000		06/30/2058		36,010,101
Texas Transportation Commission Central Turnpike System RB Refunding Second Tier Series 2015 C (A-/Baa1)
2,850,000		5.000		08/15/2042		3,158,205
Town of Flower Mound River Walk Public Improvement District No. 1 Special Assessment Refunding Bonds Series 2021 (NR/NR)(a)
1,500,000		4.000		09/01/2043		1,499,955
Town of Little Special Assessment RB for Hillstone Pointe Public Improvement District No. 2 Phases #2-3 Project Series 2018 (NR/NR)(a)
1,353,000		5.875		09/01/2047		1,583,106
Town of Little Special Assessment RB for Lakeside Estates Public Improvement District No. 2 Project Series 2017 (NR/NR)(a)
1,400,000		5.000		09/01/2047		1,556,001
Viridian Municipal Management District Special Assessment Bonds Series 2020 (NR/NR)
390,000		3.125		12/01/2035		397,996
457,000		3.375		12/01/2040		466,377
786,000		3.500		12/01/2047		801,554
Viridian Municipal Management District Tarrant County Special Assessment RB Series 2015 (NR/NR)
64,000		4.000		12/01/2021		65,057
500,000		4.000		12/01/2027		540,351
1,545,000		4.750		12/01/2035		1,675,579

						483,918,651

Utah – 0.3%
Carbon County Solid Waste Disposal RB Refunding for Sunnyside Cogeneration Series 1999 A (NR/NR)
8,150,000		7.100		08/15/2023		8,435,695
Medical School Campus Public Infrastructure District GO Bonds Series 2020 A (NR/NR)(a)
10,250,000		5.500		02/01/2050		10,489,474
Medical School Campus Public Infrastructure District GO Bonds Series 2020 B (NR/NR)(a)
1,954,000		7.875		08/15/2050		1,924,744
Salt Lake City RB for International Airport Series 2017 A (AMT) (A/A2)
6,000,000		5.000		07/01/2047		7,024,153
Salt Lake City RB for International Airport Series 2018 A (AMT) (A/A2)
4,640,000		5.000		07/01/2048		5,507,877

						33,381,943

134	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Vermont – 0.0%
Vermont Economic Development Authority RB Refunding for Wake Robin Corp. Series 2017 A (NR/NR)
$1,000,000	5.000%	05/01/2047	$1,024,141

Virgin Islands – 0.4%
Virgin Islands Public Finance Authority RB Matching Fund Loan Note Senior Lien Series 2010 A (NR/Caa2)
10,775,000	5.000	10/01/2025	10,799,098
7,910,000	5.000	10/01/2029	7,927,691
Virgin Islands Public Finance Authority RB Matching Fund Loan Note Series 2012 A (NR/Caa2)
6,080,000	5.000	10/01/2032	6,019,387
Virgin Islands Public Finance Authority RB Refunding for Virgin Islands Gross Receipts Taxes Loan Note Series 2014 C (WD/NR)
9,850,000	5.000	10/01/2039	8,864,747
Virgin Islands Public Finance Authority RB Refunding Series 2014 C (AGM-CR) (AA/A2)
3,515,000	5.000	10/01/2039	3,864,768
Virgin Islands Public Finance Authority RB Senior Lien Matching Fund Loan Notes Refunding for Cruzan Project Series 2009 A (NR/Caa3)
1,945,000	6.000	10/01/2039	1,949,245

			39,424,936

Virginia – 1.3%
Alexandria City IDA for Residential Care Facilities Mortgage RB for Goodwin House, Inc. Series 2015 (BBB+/NR)
2,700,000	5.000	10/01/2045	3,012,885
Farmville Industrial Development Authority RB Refunding for Longwood Housing Foundation LLC Series 2020 A (BBB-/NR)
5,000,000	5.000	01/01/2050	5,773,578
5,000,000	5.000	01/01/2059	5,736,249
Salem Economic Development Authority RB Refunding for Roanoke College Series 2020 (BBB+/NR)
710,000	4.000	04/01/2045	758,935
880,000	5.000	04/01/2049	1,021,224
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 A-1 (B-/B3)
11,560,000	6.706	06/01/2046	12,131,871
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 C (CCC-/NR)(c)
236,845,000	0.000	06/01/2047	54,872,250
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 D (CCC-/NR)(c)
34,250,000	0.000	06/01/2047	7,716,254
Virginia Small Business Financing Authority Private Activity Tax Exempt Senior Lien RB for Transform 66 P3 Project Series 2017 (AMT) (BBB/Baa3)
1,375,000	5.000	12/31/2047	1,598,158
520,000	5.000	12/31/2052	602,752
26,545,000	5.000	12/31/2056	30,685,720
Virginia Small Business Financing Authority Senior Lien RB for 95 Express Lanes LLC Project Series 2019 (AMT) (BBB-/NR)
4,250,000	5.000	01/01/2044	4,376,053
3,370,000	5.000	07/01/2049	3,469,191

Municipal Bonds – (continued)
Virginia – (continued)
Virginia Small Business Financing Authority Solid Waste Disposal Facilities RB for Covanta Holding Corp. Project Series 2018 (AMT) (B/NR)(a) (f) (g)
1,000,000	5.000	07/01/2038	1,043,834

			132,798,954

Washington – 1.1%
Port of Seattle Industrial Development Corp. RB Refunding for Delta Air Lines, Inc. Series 2012 (AMT) (BB/NR)
7,355,000	5.000	04/01/2030	7,847,083
Washington Health Care Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-2 (BBB+/Baa1)
3,790,000	5.000	08/01/2049	4,561,289
Washington Higher Education Facilities Authority RB for Seattle University Series 2020 (A/NR)
1,125,000	4.000	05/01/2050	1,256,413
Washington State Convention Center Public Facilities District RB Series 2018 (BBB-/Baa1)
16,450,000	5.000	07/01/2048	19,120,222
37,700,000	4.000	07/01/2058	40,595,560
35,975,000	5.000	07/01/2058	41,588,269
Washington State Housing Finance Commission Nonprofit Housing RB for Presbyterian Retirement Communities Northwest Obligated Group Transforming Age Projects Series 2019 A (BB/NR)(a)
1,350,000	5.000	01/01/2049	1,470,306
3,800,000	5.000	01/01/2055	4,127,174

			120,566,316

West Virginia – 0.4%
County of Ohio Special District Excise Tax RB Refunding for Fort Henry Economic Opportunity Development District The Highlands Project Series 2019 B (BBB-/NR)
955,000	3.000	03/01/2035	928,428
2,685,000	3.000	03/01/2037	2,571,636
2,685,000	3.250	03/01/2041	2,558,904
West Virginia Economic Development Authority RB for Arch Resources, Inc. Series 2020 (AMT) (B/B2)(f)(g)
3,250,000	5.000	07/01/2025	3,421,620
West Virginia Economic Development Authority RB for Arch Resources, Inc. Series 2021 (AMT) (B/B2)(f)(g)
4,850,000	4.125	07/01/2025	4,958,573
West Virginia Hospital Finance Authority RB Refunding for Cabell Huntington Hospital Obligated Group Series 2018 A (BBB+/Baa1)
6,120,000	5.000	01/01/2043	7,261,847
13,000,000	4.125	01/01/2047	14,273,459
West Virginia Hospital Finance Authority RB Refunding for Charleston Area Medical Center, Inc. Obligated Group Series 2019 A (NR/Baa1)
1,650,000	5.000	09/01/2038	1,995,244
1,525,000	5.000	09/01/2039	1,839,508

			39,809,219

The accompanying notes are an integral part of these financial statements.	135

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Wisconsin – 1.0%
Public Finance Authority Beyond Boone LLC-Appalachian State University Project RB Bonds Series 2019 A (AGM) (AA/A2)
$900,000	5.000%	07/01/2044	$1,058,626
2,350,000	4.125	07/01/2049	2,593,551
1,300,000	5.000	07/01/2054	1,515,658
1,600,000	5.000	07/01/2058	1,863,412
Public Finance Authority Education RB for North Carolina Leadership Charter Academy, Inc. Series 2019 A (NR/NR)(a)
305,000	4.000	06/15/2029	323,556
385,000	5.000	06/15/2039	416,947
495,000	5.000	06/15/2049	529,719
430,000	5.000	06/15/2054	459,108
Public Finance Authority Exempt Facilities RB Refunding for Celanese Project Series 2016 C (AMT) (BBB-/Baa3)
5,900,000	4.300	11/01/2030	6,536,343
Public Finance Authority RB for Beyond Boone LLC Series 2020 A (AGM) (AA/A2)
760,000	4.000	07/01/2045	835,614
950,000	4.000	07/01/2050	1,039,763
1,185,000	4.000	07/01/2055	1,292,840
1,520,000	4.000	07/01/2059	1,657,543
Public Finance Authority RB for Charter Day School Obligated Group Series 2020 A (NR/Ba1)(a)
5,650,000	5.000	12/01/2055	6,237,169
Public Finance Authority RB for Eno River Academy Holdings, Inc. Series 2020 A (NR/Ba1)(a)
1,300,000	5.000	06/15/2054	1,433,829
Public Finance Authority RB for Founders Academy of Las Vegas Series 2020 A (BB-/NR)(a)
520,000	4.000	07/01/2030	541,546
700,000	5.000	07/01/2040	758,213
1,875,000	5.000	07/01/2055	1,996,577
Public Finance Authority RB for Masonic & Eastern Star Home of NC, Inc. Obligated Group Series 2020 A (NR/NR)(a)
3,100,000	5.250	03/01/2045	3,409,752
7,110,000	5.250	03/01/2055	7,764,527
Public Finance Authority RB for Minnesota Medical University LLC Series 2019 A-1 (NR/NR)*(a)
41,995	5.500	12/01/2048	20,997
Public Finance Authority RB for Minnesota Medical University LLC Series 2019 A-2 (NR/NR)*(a)
85,207	7.250	12/01/2048	42,604
Public Finance Authority RB for Noorda College of Osteopathic Medicine LLC Series 2021 A (NR/Ba2)(a)(h)
10,450,000	5.625	06/01/2050	10,236,555
Public Finance Authority RB for Noorda College of Osteopathic Medicine LLC Series 2021 B (NR/Ba2)(a)(h)
13,090,000	6.500	06/01/2045	12,302,092
Public Finance Authority RB for Prime Healthcare Foundation, Inc. Series 2018 A (BBB-/NR)
2,600,000	5.200	12/01/2037	2,942,005
1,525,000	5.350	12/01/2045	1,712,700
Public Finance Authority RB for Roseman University of Health Sciences Series 2020 (BB/NR)(a)
565,000	5.000	04/01/2040	652,490
2,000,000	5.000	04/01/2050	2,270,923

Municipal Bonds – (continued)
Wisconsin – (continued)
Public Finance Authority RB Refunding for Blue Ridge Healthcare Obligated Group Series 2020 A (A/A3)
1,425,000	4.000	01/01/2045	1,606,586
1,900,000	3.000	01/01/2050	1,944,815
Public Finance Authority RB Refunding for Coral Academy of Science Reno Series 2019 A (NR/NR)(a)
1,950,000	5.000	06/01/2050	2,080,573
Public Finance Authority RB Refunding for Fellowship Senior Living Obligated Group Series 2019 A (BBB+/NR)
12,080,000	4.000	01/01/2052	12,623,495
Public Finance Authority RB Refunding for Penick Village Obligated Group Series 2019 (NR/NR)(a)
1,450,000	5.000	09/01/2049	1,479,856
1,360,000	5.000	09/01/2054	1,383,277
Public Finance Authority RB Refunding for UMA Education, Inc. Project Series 2019 B (BB/NR)(a)
3,205,000	6.125	10/01/2049	3,334,986
Public Finance Authority RB Refunding for UMA Education, Inc. Series 2019 A (BB/NR)(a)
1,020,000	5.000	10/01/2034	1,192,695
350,000	5.000	10/01/2039	402,965
Public Finance Authority Retirement Communities RB Refunding for The Evergreens Obligated Group Series 2019 A (BBB/NR)
575,000	5.000	11/15/2044	648,241
765,000	5.000	11/15/2049	859,466
Public Finance Authority Student Housing RB for CHF- Cullowhee, LLC-Western Carolina University Project Series 2015 A (BBB-/NR)
3,250,000	5.250	07/01/2047	3,502,618
Wisconsin Health & Educational Facilities Authority RB for Hmong American Peace Academy Ltd. Series 2020 (BBB/NR)
385,000	4.000	03/15/2040	420,541
1,115,000	5.000	03/15/2050	1,311,944
Wisconsin Health & Educational Facilities Authority RB Refunding for Lawrence University of Wisconsin Series 2020 (NR/Baa1)
1,315,000	3.000	02/01/2042	1,331,440
435,000	4.000	02/01/2045	473,088

			107,041,245

Wyoming – 0.3%
County of Campbell RB Refunding for Basin Electric Power Cooperative Series 2019 A (A/A3)
32,340,000	3.625	07/15/2039	34,420,668

TOTAL MUNICIPAL BONDS
(Cost $9,190,109,610)			$10,150,888,651

Bank Loans(i) – 0.0%
Commercial Support Services – 0.0%
CarbonLite P, LLC DIP Delayed Draw Term Loan
$1,451,547	12.000%	09/06/2021	$1,451,547

CarbonLite P, LLC Roll Up Term Loan

5,162,957	12.000	09/06/2021	5,162,957

TOTAL BANK LOANS
(Cost $8,662,576)			$6,614,504

136	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – 0.4%
Health Care Equipment & Services – 0.2%
CommonSpirit Health
$1,293,000	4.350%	11/01/2042	$1,423,552
Prime Healthcare Foundation, Inc. Series B
16,525,000	7.000	12/01/2027	19,402,483

			20,826,035

Real Estate – 0.2%
Benloch Ranch Improvement Association No. 1 Series 2020(j)
12,165,000	9.750	12/01/2039	11,776,572
Benloch Ranch Improvement Association No. 1 Series 2021(a)
7,500,000	9.750	12/01/2039	7,500,000

			19,276,572

TOTAL CORPORATE BONDS
(Cost $37,118,546)			$40,102,607

TOTAL INVESTMENTS – 98.4%
(Cost $9,235,890,732)			$10,197,605,762

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.6%			162,926,665

NET ASSETS – 100.0%			$10,360,532,427

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Security is currently in default and/or non-income producing.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Zero coupon bond until next reset date.

(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(d)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2021.

(e)	Pre-refunded security. Maturity date disclosed is pre-refunding date.

(f)	Variable Rate Demand Instruments – rate shown is that which is in effect on March 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(g)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on March 31, 2021.

(h)	When-issued security.

(i)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on March 31, 2021. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(j)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
AGC	—Insured by Assured Guaranty Corp.
AGC-ICC	—Agency Insured Custody Certificate
AGM	—Insured by Assured Guaranty Municipal Corp.
AGM-CR	—Insured by Assured Guaranty Municipal Corp. Insured Custodial Receipts
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax
ASSURED GTY	—Insured by Assured Guaranty
BAM	—Build America Mutual Assurance Co.
BHAC-CR	—Insured by Berkshire Hathaway Assurance Corp. - Insured Custodial Receipts
CA MTG INS	—Insured by California Mortgage Insurance
COMWLTH GTD	—Commonwealth Guaranteed
COPS	—Certificates of Participation
ETM	—Escrowed to Maturity
FGIC	—Insured by Financial Guaranty Insurance Co.
GO	—General Obligation
IDA	—Industrial Development Authority
LIBOR	—London Interbank Offered Rate
Mo.	—Month
MUN GOVT GTD	—Municipal Government Guaranteed
NATL-RE	—Insured by National Public Finance Guarantee Corp.
NATL-RE-IBC	—Insured by National Public Finance Guarantee Corp. - Insured Bond Certificates
NR	—Not Rated
PCRB	—Pollution Control Revenue Bond
PILOT	—Payment in Lieu of Taxes
Q-SBLF	—Qualified School Board Loan Fund
RB	—Revenue Bond
RMKT	—Remarketed
SD CRED PROG	—School District Credit Program
ST AID WITHHLDG	—State Aid Withholding
ST APPROP	—State Appropriation
USD	—United States Dollar
WR	—Withdrawn Rating

The accompanying notes are an integral part of these financial statements.	137

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

March 31, 2021

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS – At March 31, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts:
U.S. Treasury 10 Year Ultra Note	(968)	06/21/2021	$(139,271,000)	$3,492,331
U.S. Treasury Ultra Bond	(372)	06/21/2021	(67,680,750)	1,410,916

Total Futures Contracts				$4,903,247

SWAP CONTRACTS – At March 31, 2021, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index(a)	Financing Rate Received (Paid) by the Fund	Credit Spread at March 31, 2021(b)	Counterparty	Termination Date	Notional Amount (000’s)		Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
California State Various Purpose GO Bonds Series 2003, 5.000%, 11/01/2023	1.000%	0.266%	Bank of America NA	03/20/2023	USD	4,000	$59,031	$(39,044)	$98,075
California State Various Purpose GO Bonds Series 2003, 5.250%, 11/01/2023	1.700	0.192	JPMorgan Chase Bank NA	06/20/2021		10,000	38,615	—	38,615
California State Various Purpose GO Bonds Series 2003, 5.250%, 11/01/2023	1.000	0.266		03/20/2023		9,000	132,820	(87,849)	220,669
California State Various Purpose GO Bonds Series 2003, 5.250%, 11/01/2023	1.000	0.286		09/20/2023		15,000	268,188	(172,551)	440,739
Illinois State GO Bonds, Series A, 5.000%, 06/01/2029	1.830	0.974		06/20/2021		10,000	24,248	—	24,248
California State Various Purpose GO Bonds Series 2003, 5.250%, 11/01/2023	1.000	0.297	Morgan Stanley Co., Inc.	12/20/2023		10,000	193,307	(77,097)	270,404
Illinois State GO Bonds, Series A, 5.000%, 06/01/2029	1.000	1.689		12/20/2023		10,000	(171,230)	(208,680)	37,450

TOTAL							$544,979	$(585,221)	$1,130,200

(a)	Payments received quarterly.
(b)	Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

138	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – 95.4%
Alabama – 0.6%
Hoover Industrial Development Board RB for United States Steel Corp. Series 2019 (AMT) (B-/Caa2)
$100,000	5.750%	10/01/2049	$114,732
Houston County Health Care Authority RB for Southeast Alabama Medical Center Series 2016 A (BBB+/NR)
125,000	5.000	10/01/2030	144,920
Jefferson County Senior Lien Sewer RB Warrants Series 2013 A (AGM) (AA/A2)
200,000	5.500	10/01/2053	224,781
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (BBB/NR)
30,000	6.500	10/01/2053	35,233
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 F (BBB/NR)(a)
125,000	0.000	10/01/2050	126,978

			646,644

Alaska – 0.1%
Northern Tobacco Securitization Corp. RB Refunding Asset- Backed Bonds Series 2006 A (NR/B3)
75,000	5.000	06/01/2046	75,862

Arizona – 1.5%
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (AA-/NR)(b)
495,000	(3 Mo. LIBOR + 0.81%), 0.969	01/01/2037	492,845
Arizona Industrial Development Authority RB for Candeo Schools Obligated Group Project Series 2020 A (SD CRED PROG) (AA-/NR)
25,000	3.375	07/01/2041	25,728
Estrella Mountain Ranch Community Facilities District Lucero Assessment District No. 1 Special Assessment RB Series 2019 (NR/NR)
99,000	4.750	07/01/2043	101,616
Glendale Industrial Development Authority RB for People of Faith, Inc. Obligated Group Series 2020 A (BBB-/NR)
100,000	5.000	05/15/2041	112,502
Glendale Industrial Development Authority RB Refunding for Sun Health Services Obligated Group Series 2019 A (A-/NR)
140,000	5.000	11/15/2042	161,824
La Paz County Industrial Development Authority RB for Harmony Public Schools Series 2021 A (BBB/NR)
50,000	4.000	02/15/2046	54,779
Maricopa County Industrial Development Authority RB for Ottawa University Series 2020 (NR/NR)(c)
25,000	5.125	10/01/2030	26,904
Salt Verde Financial Corp. RB Gas Senior Series 2007-1 (BBB+/A3)
425,000	5.000	12/01/2037	589,893

			1,566,091

Arkansas – 0.2%
Arkansas Development Finance Authority RB Refunding for Central Arkansas Radiation Therapy Institute, Inc. Series 2021 (NR/NR)
100,000	3.500	07/01/2038	100,123

Municipal Bonds – (continued)
Arkansas – (continued)
Batesville Public Facilities Board RB Refunding for White River Health System Obligated Group Series 2020 (BBB-/NR)
50,000	5.000	06/01/2027	55,529

			155,652

California – 8.8%
Alvord Unified School District GO Bonds Capital Appreciation for 2007 Election Series 2007 B (AGM) (AA/A2)(d)
200,000	0.000	08/01/2036	134,701
California County Tobacco Securitization Agency RB Refunding for Gold Country Settlement Funding Corp. Series 2020 B-1 (BBB-/NR)
50,000	4.000	06/01/2049	55,591
California County Tobacco Securitization Agency RB Refunding for Sonoma County Securitization Corp. Series 2020 A (BBB+/NR)
50,000	4.000	06/01/2049	57,742
California County Tobacco Securitization Agency RB Refunding for Sonoma County Securitization Corp. Series 2020 B-1 (BBB-/NR)
25,000	5.000	06/01/2049	30,489
California County Tobacco Securitization Agency RB Refunding for Sonoma County Securitization Corp. Series 2020 B-2 (NR/NR)(d)
250,000	0.000	06/01/2055	60,431
California County Tobacco Securitization Agency Tobacco Settlement RB Capital Appreciation Subordinate Series 2006 C (WD/NR)(d)
400,000	0.000	06/01/2055	48,084
California Enterprise Development Authority RB for Provident Group-SDSU Properties LLC – M@College Project Series 2020 A (NR/Baa3)
50,000	5.000	08/01/2045	60,197
California Municipal Finance Authority RB for The Learning Choice Academy Series 2021 A (BBB-/NR)
100,000	4.000	07/01/2041	112,462
California Municipal Finance Authority Senior Lien RB for LAX Integrated Express Solutions LLC Project Series 2018 A (AMT) (BBB-/NR)
125,000	5.000	12/31/2034	151,316
125,000	5.000	12/31/2035	150,909
75,000	5.000	12/31/2037	90,045
200,000	5.000	12/31/2038	239,536
California Public Finance Authority RB for Excelsior Charter School Project Series 2020 A (NR/NR)(c)
55,000	5.000	06/15/2040	59,524
California School Finance Authority RB for Lifeline Education Charter School, Inc. Series 2020 A (BB+/NR)(c)
365,000	3.000	07/01/2030	370,463
California Statewide Communities Development Authority Community Facilities District No. 2020-02 Special Tax for Improvement Area No. 1 Series 2021 (NR/NR)
50,000	4.000	09/01/2051	54,846
California Statewide Communities Development Authority Infrastructure Program Special Assessment Bonds Series 2019 A (NR/NR)
50,000	5.000	09/02/2048	58,745

The accompanying notes are an integral part of these financial statements.	139

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
California Statewide Communities Development Authority RB for Loma Linda University Medical Center Obligated Group Series 2018 A (BB-/NR)(c)
$50,000	5.250%	12/01/2043	$58,568
City & County of San Francisco Community Facilities District No. 2016-1 Special Tax Bonds Series 2020 (NR/NR)
200,000	4.000	09/01/2050	216,571
City of Calimesa CA Community Facilities District No. 2018-1 Special Tax Series 2020 (NR/NR)
185,000	4.000	09/01/2033	209,261
City of Chula Vista CA Community Facilities District No. 16-1 Special Tax for Improvement Area No. 2 Series 2021 (NR/NR)(e)
250,000	4.000	09/01/2046	272,487
City of Ontario CA Community Facilities District No. 43 Special Tax Bonds Series 2020 (NR/NR)
25,000	3.000	09/01/2039	25,706
City of Oroville RB for Oroville Hospital Series 2019 (BB/NR)
250,000	5.250	04/01/2049	283,163
City of Rocklin Community Facilities District No. 10 Special Tax Bonds Series 2019 (NR/NR)
100,000	5.000	09/01/2030	113,516
City of Roseville Special Tax The Ranch at Sierra Vista Community Facilities District No. 1 Series 2020 (NR/NR)
250,000	4.000	09/01/2033	277,676
City of Roseville Special Tax Villages at Sierra Vista Community Facilities District No. 1 Series 2020 (NR/NR)
25,000	4.000	09/01/2040	27,403
City of Sacramento Greenbriar Community Facilities District No. 2018-03 Special Tax Bonds for Improvement Area No. 1 Series 2021 (NR/NR)
25,000	4.000	09/01/2050	27,277
County of Madera Community Facilities District No. 2017-1 Special Tax Series 2020 (NR/NR)
100,000	4.000	09/01/2040	109,114
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 B (CCC-/NR)(d)
300,000	0.000	06/01/2047	66,162
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2018 A-1 (NR/NR)
100,000	5.000	06/01/2047	103,454
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2018 A-2 (NR/NR)
105,000	5.000	06/01/2047	108,627
Inland Empire Tobacco Securitization Authority RB Turbo Asset- Backed Bonds for Capital Appreciation Series 2007 C-1 (CCC/NR)(d)
250,000	0.000	06/01/2036	93,135
Los Angeles Community College District GO Refunding Bonds Series 2020 (AA+/Aaa)
1,000,000	2.106	08/01/2032	982,673
Los Angeles Department of Airports Subordinated RB Refunding Series 2015 C (A+/Aa3)
275,000	5.000	05/15/2028	324,082

Municipal Bonds – (continued)
California – (continued)
Los Angeles Department of Airports Subordinated RB Refunding Series 2021 B (A+/Aa3)
225,000	5.000	05/15/2038	293,420
225,000	5.000	05/15/2039	292,493
Los Angeles Department of Airports Subordinated RB Series 2018 C (AMT) (A+/Aa3)
60,000	5.000	05/15/2030	73,758
Modesto Irrigation District Financing Authority RB for Domestic Water Project Series 2007 F (NATL-RE) (AA-/Baa2)(b)
25,000	(3 Mo. LIBOR + 0.63%), 0.758	09/01/2037	24,349
Needles Unified School District GO Bonds 2011 B (AGM) (AA/A2)(a)
865,000	0.000	08/01/2041	827,634
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AA/A2)(d)
800,000	0.000	08/01/2031	663,322
50,000	0.000	08/01/2033	39,341
Rancho Cordova Community Facilities District No. 2003-1 Special Tax Refunding for Sunridge Anatolia Series 2016 (NR/NR)
125,000	3.000	09/01/2034	128,945
Sacramento County Water Financing Authority RB for Water Agency Zones 40 & 41 2007 Water System Project Series 2007 B (NATL-RE) (A+/Aa3)(b)
100,000	(3 Mo. LIBOR + 0.55%), 12.00% Cap), 0.678	06/01/2034	96,222
San Diego Unified School District GO Refunding Bonds Series 2012 R-1 (AA-/Aa2)(d)
300,000	0.000	07/01/2031	253,322
San Francisco City & County Airport Commission RB for San Francisco International Airport Series 2019 B (A/A1)
400,000	5.000	05/01/2049	488,861
San Francisco City & County Airport Commission RB for San Francisco International Airport Series 2019 E (AMT) (A/A1)
500,000	4.000	05/01/2050	560,354
San Francisco City & County Airport Commission RB Refunding for San Francisco International Airport Second Series 2016 A (A/A1)
150,000	5.000	05/01/2022	157,824
San Gorgonio Memorial Health Care District GO Refunding Bonds Series 2020 (NR/Baa3)
100,000	4.000	08/01/2032	110,738
Tejon Ranch Public Facilities Financing Authority Special Tax for Community Facilities District No. 2008-1 Series 2020 (NR/NR)
100,000	4.000	09/01/2050	106,762
Tobacco Securitization Authority of Northern California RB Refunding for Sacramento County Tobacco Securitization Corp. Series 2021 B-2 (NR/NR)(d)
300,000	0.000	06/01/2060	71,312
William S Hart Union High School District Community Facilities Dist No. 2015-1 Special Tax Bonds Series 2017 (NR/NR)
25,000	5.000	09/01/2047	27,966

			9,250,579

140	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Colorado – 3.9%
Citadel on Colfax Business Improvement District Senior RB Series 2020 A (NR/NR)
$125,000	5.350%	12/01/2050	$133,591
Citadel on Colfax Business Improvement District Senior RB Series 2020 B (NR/NR)
100,000	7.875	12/15/2050	103,935
Colorado Health Facilities Authority RB for Parkview Medical Center, Inc. Obligated Group Series 2020 A (NR/Baa1)
200,000	4.000	09/01/2045	223,371
Colorado Health Facilities Authority RB Refunding for Adventist Health System/Sunbelt Obligated Group Series 2019 A (AA/Aa2)
100,000	4.000	11/15/2043	115,684
Colorado Health Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-1 (BBB+/Baa1)
400,000	4.000	08/01/2039	453,621
1,000,000	4.000	08/01/2044	1,109,543
Denver City & County Airport RB Refunding Series 2018 A (AMT) (A/A2)
250,000	5.000	12/01/2038	302,726
75,000	5.250	12/01/2048	90,515
Denver Colorado City & County Special Facilities Airport RB Refunding for United Air Lines, Inc. Project Series 2017 (AMT) (B/NR)
100,000	5.000	10/01/2032	106,370
Denver Health & Hospital Authority RB Refunding Series 2019 A (BBB/NR)
500,000	5.000	12/01/2033	624,833
E-470 Public Highway Authority RB Series 2004 A (NATL-RE) (A/A2)(d)
20,000	0.000	09/01/2034	14,868
E-470 Public Highway Authority RB Series 2004 B (NATL-RE) (A/A2)(d)
110,000	0.000	09/01/2030	92,227
Regional Transportation District RB Refunding for Denver Transit Partners LLC Series 2020 A (A-/Baa2)
20,000	5.000	01/15/2027	24,168
15,000	5.000	07/15/2027	18,311
South Sloan’s Lake Metropolitan District No. 2 GO Improvement Bonds Series 2019 (AGM) (AA/Baa3)
65,000	5.000	12/01/2026	77,976
Sterling Ranch Community Authority Board RB Refunding for Sterling Ranch Colorado Metropolitan District No. 2 Series 2020 A (NR/NR)
575,000	3.375	12/01/2030	623,948

			4,115,687

Connecticut – 0.0%
City of New Haven GO Bonds Series 2018 A (BBB+/NR)
25,000	5.500	08/01/2029	31,221

Delaware – 0.1%
Town of Bridgeville Special Tax Refunding for Heritage Shores Special Development District Series 2020 (NR/Baa3)
100,000	4.000	07/01/2030	109,927

Municipal Bonds – (continued)
District of Columbia – 0.4%
District of Columbia RB Refunding for KIPP DC Obligated Group Series 2017 B (BBB+/NR)
125,000	5.000	07/01/2037	147,252
District of Columbia Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2001 (A-/Baa1)
195,000	6.500	05/15/2033	216,298

			363,550

Florida – 14.1%
Academical Village Community Development District Special Assessment Bonds Series 2020 (NR/NR)
100,000	3.250	05/01/2031	103,433
AH at Turnpike South Community Development District Special Assessment Phase 3 Project Series 2021 (NR/NR)
500,000	4.000	05/01/2051	513,353
Alta Lakes Community Development District Special Assessment Bonds Series 2019 (NR/NR)
55,000	3.750	05/01/2029	58,508
Avalon Groves Community Development District Special Assessment for Assessment Area Three Project Series 2021 (NR/NR)
150,000	2.375	05/01/2026	149,075
Aviary at Rutland Ranch Community Development District Special Assessment Refunding for Area 1 Project Series 2019 (NR/NR)(c)
80,000	3.625	06/01/2024	81,903
Bannon Lakes Community Development District Special Assessment Series 2021 (NR/NR)(c)
200,000	3.000	05/01/2031	199,308
Bellagio Community Development District Special Assessment Bonds Series 2013 (BBB/NR)
45,000	6.000	11/01/2027	52,256
Belmont II Community Development District Special Assessment Series 2020 (NR/NR)
100,000	3.625	12/15/2040	102,424
Berry Bay Community Development District Special Assessment for Assessment Area 1 Project Series 2021 (NR/NR)
500,000	3.125	05/01/2031	501,059
Capital Trust Agency Student Housing RB for American Eagle Obligated Group Series 2018 A-1 (NR/NR)*
95,000	5.875	07/01/2054	77,900
Capital Trust Agency Student Housing RB for University Bridge LLC Series 2018 A (NR/Ba2)(c)
625,000	5.250	12/01/2058	702,313
Capital Trust Agency, Inc. RB for Liza Jackson Preparatory School, Inc. Series 2020 A (NR/Baa3)
200,000	4.000	08/01/2030	224,919
Capital Trust Agency, Inc. RB for University Bridge LLC Series 2018 A (NR/Ba2)(c)
100,000	4.000	12/01/2028	107,759
100,000	5.250	12/01/2043	113,672
Century Gardens at Tamiami Community Development District Special Assessment Refunding Series 2016 (BBB/NR)
30,000	4.250	05/01/2037	32,708
Chapel Crossings Community Development District Special Assessment Series 2020 (NR/NR)(c)
100,000	3.700	05/01/2040	101,853

The accompanying notes are an integral part of these financial statements.	141

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
City of Jacksonville RB Refunding for Genesis Health, Inc. Obligated Group Series 2020 (A/NR)
$145,000	4.000%	11/01/2039	$163,913
City of Pompano Beach RB Refunding for John Knox Village of Florida, Inc. Obligated Group Series 2020 (A-/NR)
125,000	3.250	09/01/2025	135,683
Copperspring Community Development District Special Assessment Bonds Series 2019 (NR/NR)
100,000	3.500	12/15/2029	104,169
Coral Keys Homes Community Development District Special Assessment Bonds Series 2020 (NR/NR)
170,000	3.125	05/01/2030	174,555
County of Broward RB for Port Facilities Senior Bonds Series 2019 B (AMT) (A/A1)
40,000	5.000	09/01/2035	49,025
Cypress Bluff Community Development District Special Assessment for Del WEBB Project Series 2020 A (NR/NR)(c)
265,000	2.700	05/01/2025	267,676
310,000	3.125	05/01/2030	317,887
Cypress Park Estates Community Development District Special Assessment Area 1 Project Series 2020 (NR/NR)(c)
100,000	2.625	05/01/2025	100,698
DG Farms Community Development District Special Assessment Series 2020 (NR/NR)
400,000	3.750	05/01/2040	401,521
DW Bayview Community Development District Special Assessment Bond Series 2021 (NR/NR)(c)
50,000	3.375	05/01/2041	48,751
Eden Hills Community Development District Special Assessment Series 2020 (NR/NR)
100,000	4.000	05/01/2040	104,014
Edgewater East Community Development District Special Assessment for Assessment Area Once Series 2021 (NR/NR)
130,000	3.600	05/01/2041	130,325
Enbrook Community Development District Special Assessment Series 2020 (NR/NR)(c)
135,000	4.000	05/01/2040	141,813
Escambia County Health Facilities Authority RB Refunding for Baptist Hospital, Inc. Project Series 2020 A (BBB+/Baa2)
575,000	4.000	08/15/2045	637,797
100,000	4.000	08/15/2050	110,161
Evergreen Community Development District Special Assessment RB Series 2019 (NR/NR)(c)
100,000	5.000	11/01/2039	110,468
Fiddlers Creek Community Development District No. 2 Special Assessment Refunding Series 2019 (NR/NR)
200,000	5.000	05/01/2035	235,191
Florida Development Finance Corp. RB for Discovery High School & Discovery Academy of Lake Alfred Obligated Group Series 2020 A (NR/NR)(c)
100,000	4.000	06/01/2030	105,626
Florida Development Finance Corp. RB for Mayflower Retirement Center, Inc. Obligated Group Series 2020 A (BB+/NR)(c)
100,000	5.125	06/01/2040	111,584

Municipal Bonds – (continued)
Florida – (continued)
Florida Development Finance Corp. RB for United Cerebral Palsy of Central Florida, Inc. Series 2020 A (NR/NR)
100,000	4.000	06/01/2030	104,426
Florida Development Finance Corp. RB Refunding for Brightline Trains Florida LLC Series 2019 B (AMT) (NR/NR)(c)
100,000	7.375	01/01/2049	98,281
Florida Development Finance Corp. RB Refunding for Nova Southeastern University, Inc. Series 2020 A (A-/Baa1)
100,000	5.000	04/01/2028	122,715
Florida Development Finance Corp. RB Refunding for Virgin Trains USA Florida LLC Series 2019 A (AMT) (NR/NR)(c) (f) (g)
100,000	6.375	01/01/2026	97,385
Florida Higher Educational Facilities Financial Authority RB Ringling College of Art and Design, Inc. Series 2017 (BBB/NR)
150,000	5.000	03/01/2047	166,592
Flow Way Community Development District Special Assessment Bonds for Phase 7 & 8 Project Series 2019 (NR/NR)
125,000	3.700	11/01/2029	133,086
Grand Oaks Community Development District Special Assessment Bonds Assessment Area 2 Series 2020 (NR/NR)
100,000	4.000	05/01/2030	104,817
Grand Oaks Community Development District Special Assessment RB Series 2019 A (NR/NR)
50,000	3.750	11/01/2024	51,296
50,000	4.750	11/01/2039	54,714
Grande Pines Community Development District Special Assessment Bonds Series 2021 (NR/NR)
710,000	3.750	05/01/2041	707,007
Gulfstream Polo Community Development District Special Assessment Phase#2 Project Series 2019 (NR/NR)
100,000	3.500	11/01/2030	104,718
50,000	4.375	11/01/2049	53,348
Herons Glen Recreation District Special Assessment Refunding Bonds Series 2020 (BAM) (AA/NR)
60,000	3.000	05/01/2036	64,163
Highland Meadows West Community Development District Special Assessment for Assessment Area 3 Series 2020 A (NR/NR)
100,000	2.875	05/01/2025	101,318
Hillcrest Community Development District Special Assessment Bonds for Capital Improvement Program Series 2018 (NR/NR)
95,000	5.000	11/01/2048	106,544
Hills Minneola Community Development District Special Assessments for South Parcel Assessment Area Series 2020 (NR/NR)(c)
25,000	3.500	05/01/2031	26,113
Kindred Community Development District II Special Assessment Bonds Series 2020 (NR/NR)
100,000	3.500	05/01/2040	102,265
Kingman Gate Community Development District Special Assessment Bonds Series 2021 (NR/NR)
50,000	3.600	06/15/2041	50,040
Lakewood Ranch Stewardship District Special Assessment for Azario Project Series 2019 (NR/NR)
85,000	3.400	05/01/2030	88,536

142	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Lakewood Ranch Stewardship District Special Assessment for Azario Project Series 2020 A (NR/NR)
$100,000	3.200%	05/01/2030	$102,915
Lakewood Ranch Stewardship District Special Assessment for Lorraine Lakes Project Series 2020 (NR/NR)(c)
200,000	2.500	05/01/2025	202,065
Lakewood Ranch Stewardship District Special Assessment for Northeast Sector Phase 2A Project Series 2019 (NR/NR)
125,000	3.250	05/01/2029	128,661
Lakewood Ranch Stewardship District Special Assessment RB for Indigo Expansion Area Project Series 2019 (NR/NR)(c)
100,000	4.000	05/01/2049	103,515
Lakewood Ranch Stewardship District Special Assessment RB Refunding for Country Club East Project Series 2020 (AGM) (AA/NR)
60,000	2.000	05/01/2028	62,629
70,000	2.000	05/01/2029	72,277
Landings at Miami Community Development District Special Assessment Bonds Series 2018 (NR/NR)(c)
100,000	4.750	11/01/2048	107,314
Landmark at Doral Community Development District Subordinate Special Assessment Refunding for North Parcel Assessment Area Series 2019 A-2 (NR/NR)
75,000	4.000	05/01/2038	79,873
Live Oak Lake Community Development District Special Assessment Series 2020 (NR/NR)
195,000	3.125	05/01/2025	197,710
Miami RB Refunding for Miami Tunnel Project Series 2012 (AA-/Aa3)(c)
200,000	5.000	03/01/2030	217,129
Miami RB Refunding Parking System Series 2019 (BAM) (AA/A2)
100,000	4.000	10/01/2038	114,647
Mirada II Community Development District Special Assessment Bonds Series 2021 (NR/NR)
100,000	3.500	05/01/2041	99,001
100,000	4.000	05/01/2051	101,491
North Powerline Road Community Development District Special Assessment Series 2020 (NR/NR)
100,000	3.625	05/01/2040	100,769
Palm Glades Community Development District Special Assessment Bonds Series 2020 (NR/NR)(c)
60,000	3.250	05/01/2024	61,201
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2016 (A/NR)
100,000	4.000	05/01/2036	109,783
Parkview at Long Lake Ranch Community Development District Special Assessment Series 2020 (NR/NR)
155,000	3.750	05/01/2040	159,446
Pine Ridge Plantation Community Development District Special Assessment Refunding Bonds 2020 A-1 (AGM) (AA/NR)
210,000	2.625	05/01/2034	213,083
Pine Ridge Plantation Community Development District Special Assessment Refunding Bonds 2020 A-2 (NR/NR)
100,000	2.750	05/01/2025	101,025

Municipal Bonds – (continued)
Florida – (continued)
Portico Community Development District Special Assessment Refunding Series 2020-1 (NR/NR)
125,000	3.500	05/01/2037	127,047
Preserve at South Branch Community Development District Special Assessment Phase 2 RB Series 2019 (NR/NR)
100,000	3.500	11/01/2030	103,850
Preserve at South Branch Community Development District Special Assessment Phase 3 Series 2021 (NR/NR)
250,000	3.000	05/01/2031	249,565
Sampson Creek Community Development District Special Assessment Bonds Series 2020 (AGM) (AA/NR)
100,000	2.625	05/01/2040	100,933
Sandmine Road Community Development District Special Assessment for Assessment Area One Series 2020 (NR/NR)(c)
90,000	2.625	05/01/2025	90,910
Scenic Highway Community Development District Special Assessment Series 2020 (NR/NR)
50,000	3.750	05/01/2040	50,190
Six Mile Creek Community Development District Special Assessment for Assessment Area 3 Phase 1 Series 2021 (NR/NR)
200,000	3.500	05/01/2041	195,196
South Kendall Community Development District Special Assessment Refunding Series 2016 (BBB/NR)
25,000	4.000	11/01/2031	27,739
St. Johns County Industrial Development Authority RB Refunding Presbyterian Retirement Communities, Inc. Obligated Group Series 2020 A (A-/NR)
150,000	4.000	08/01/2055	159,562
Stillwater Community Development District Special Assessment Bonds Series 2021 (NR/NR)(c)(e)
50,000	3.500	06/15/2041	50,083
Stoneybrook South at Championsgate Community Development District Special Assessment Bonds Series 2019 (NR/NR)
50,000	4.500	06/15/2039	54,658
Storey Park Community Development District Special Assessment Bonds for Assessment Area Three Project Series 2019 (NR/NR)(c)
60,000	3.750	06/15/2029	63,517
Summer Woods Community Development District Special Assessment for Assessment Area Two Project Series 2020 (NR/NR)
80,000	3.750	05/01/2040	82,547
Summerstone Community Development District Special Assessment Series 2020 (NR/NR)
130,000	2.500	05/01/2025	131,437
Talis Park Community Development District Capital Improvement RB Refunding Subordinate Series 2016 A-2 (NR/NR)
50,000	4.000	05/01/2033	51,953
Tamarindo Community Development District Special Assessment Bonds Series 2021 (NR/NR)(e)
50,000	3.375	05/01/2041	49,818
Tohoqua Community Development District Special Assessment Phase 4A/5A Project Series 2021 (NR/NR)
140,000	2.500	05/01/2026	140,123

The accompanying notes are an integral part of these financial statements.	143

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Towne Park Community Development District Special Assessment Area 3D Project Series 2020 (NR/NR)(c)
$75,000	3.625%	05/01/2040	$75,461
Trevesta Community Development District Special Assessment Area 2 Project Series 2020 (NR/NR)(c)
100,000	3.250	05/01/2030	102,303
Triple Creek Community Development District Special Assessment for Villages N&P Projects Series 2021 (NR/NR)
50,000	2.500	11/01/2026	50,029
50,000	3.000	11/01/2031	49,819
40,000	3.500	11/01/2041	39,709
50,000	4.000	11/01/2050	51,105
TSR Community Development District Special Assessment RB for Downtown Neighborhood Assessment Area Series 2019 (NR/NR)
100,000	3.375	11/01/2030	104,017
University Park Recreation District Special Assessment Series 2019 (BAM) (AA/NR)
85,000	3.375	05/01/2045	92,111
Veranda Community Development District II Special Assessment Refunding for Veranda Oaks Project Series 2021 (NR/NR)(c)
25,000	3.600	05/01/2041	25,126
Verandah East Community Development District Special Assessment Refunding & Improvement RB Series 2016 (NR/NR)
50,000	4.125	05/01/2034	52,218
Villa Portofino East Community Development District Special Assessment Refunding Series 2019 (NR/NR)
100,000	3.750	05/01/2037	105,129
Village Community Development District No. 13 Special Assessment RB Series 2019 (NR/NR)
100,000	2.625	05/01/2024	101,761
Village Community Development District No. 13 Special Assessment RB Series 2020 (NR/NR)(c)
50,000	1.875	05/01/2025	50,681
50,000	2.625	05/01/2030	51,600
50,000	3.000	05/01/2035	51,611
Villamar Community Development District Special Assessment Bonds Series 2020 (NR/NR)
100,000	3.750	05/01/2040	102,632
West Port Community Development District Special Assessment Bonds Series 2020 (NR/NR)(c)
125,000	4.000	05/01/2040	131,274
100,000	4.000	05/01/2051	103,454
West Villages Improvement District Unit of Development No. 7 Master Infrastructure Special Assessment RB Series 2019 (NR/NR)
50,000	4.750	05/01/2039	54,865
West Villages Improvement District Unit of Development No. 7 Special Assessment RB Series 2021 (NR/NR)(c)(e)
60,000	3.500	05/01/2041	59,572
West Villages Improvement District Unit of Development No. 8 Special Assessment RB Series 2021 (NR/NR)(c)(e)
100,000	3.500	05/01/2041	99,287
Wildblue Community Development District Special Assessment Bonds Series 2019 (NR/NR)(c)
150,000	4.250	06/15/2039	163,126

Municipal Bonds – (continued)
Florida – (continued)
Willow Walk Community Development District Special Assessment Series 2017 (NR/NR)
75,000	3.500	05/01/2023	76,197
Wiregrass II Community Development District Special Assessment Series 2020 (NR/NR)
100,000	3.700	05/01/2040	102,559

			14,869,972

Georgia – 0.2%
George L Smith II Congress Center Authority RB for Signia Hotel Management LLC Series 2021 (BBB-/NR)(e)
35,000	2.375	01/01/2031	35,543
30,000	4.000	01/01/2036	34,309
Main Street Natural Gas, Inc. Gas Supply RB Series 2019 A (A-/A3)
75,000	5.000	05/15/2049	108,529

			178,381

Guam – 0.3%
Guam Department of Education COPS Refunding for John F. Kennedy High School & Energy Efficiency Project Series 2020 A (B+/Ba2)
25,000	3.625	02/01/2025	25,906
60,000	4.250	02/01/2030	63,099
Guam Government Business Privilege Tax RB Refunding Series 2015 D (BB/NR)
70,000	5.000	11/15/2022	74,608
Guam Government Business Privilege Tax RB Series 2012 B-1 (BB/NR)
30,000	5.000	01/01/2029	30,902
Guam Waterworks Authority RB Refunding for Water & Wastewater System Series 2017 (A-/Baa2)
75,000	5.000	07/01/2037	86,855
Territory of Guam Hotel Occupancy Tax RB Refunding Series 2021 A (NR/Ba1)
50,000	5.000	11/01/2035	61,972

			343,342

Hawaii – 1.2%
State of Hawaii Airports System RB Refunding Series 2018 D (A+/A1)
1,000,000	5.000	07/01/2034	1,289,037

Illinois – 15.7%
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1998 B-1 (NATL-RE) (BB-/Baa2)(d)
175,000	0.000	12/01/2027	154,374
220,000	0.000	12/01/2030	174,394
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1999 A (NATL-RE) (BB-/Baa2)(d)
245,000	0.000	12/01/2029	201,323
205,000	0.000	12/01/2030	162,504
Chicago Illinois Board of Education GO Refunding Bonds Capital Appreciation for School Reform Series 1999 A (NATL-RE) (BB-/Baa2)(d)
100,000	0.000	12/01/2031	76,482

144	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois Board of Education GO Refunding Bonds Series 2005 A (AMBAC) (BB-/Ba3)
$30,000	5.500%	12/01/2026	$36,840
Chicago Illinois Board of Education Unlimited Tax GO Bonds for Capital Appreciation Boards School Reform Series 1998 B-1 (NATL-RE) (BB-/Baa2)(d)
295,000	0.000	12/01/2025	275,293
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2009 E (BB-/Ba3)
175,000	6.038	12/01/2029	200,532
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2016 A (BB-/NR)
100,000	7.000	12/01/2044	119,918
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2016 B (BB-/NR)
100,000	6.500	12/01/2046	120,269
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2018 A (AGM) (AA/NR)
455,000	5.000	12/01/2026	549,692
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds Series 2018 C (BB-/NR)
375,000	5.000	12/01/2025	433,883
Chicago Illinois GO Bonds Project Series 2011 A (BBB+/Ba1)
530,000	5.250	01/01/2035	531,084
60,000	5.000	01/01/2040	60,104
Chicago Illinois GO Bonds Project Series 2012 A (BBB+/Ba1)
75,000	5.000	01/01/2033	76,657
100,000	5.000	01/01/2034	102,170
Chicago Illinois GO Bonds Series 2019 A (BBB+/NR)
250,000	5.000	01/01/2044	290,186
250,000	5.500	01/01/2049	298,622
Chicago Illinois GO Refunding Bonds Series 2017 A (BBB+/NR)
375,000	6.000	01/01/2038	450,746
Chicago Illinois O’Hare International Airport RB Refunding General Airport Senior Lien Series 2016 C (A/NR)
55,000	5.000	01/01/2037	64,085
Chicago Illinois O’Hare International Airport RB Refunding General Airport Senior Lien Series 2016 D (A/NR)
910,000	5.250	01/01/2035	1,090,594
Chicago Illinois Second Lien RB Refunding for Wastewater Transmission RMKT 10/19/15 Series 2008 C (A/NR)
570,000	5.000	01/01/2039	651,878
Chicago Illinois Water RB Refunding Second Lien Project Series 2012 (A/Baa2)
55,000	5.000	11/01/2042	58,340
City of Belleville Sales Tax Revenue Tax Allocation Refunding for Carlyle and Green Mount Redevelopement Project Series 2021 B (NR/NR)(e)
35,000	3.750	07/01/2041	34,875
City of Chicago GO Bonds for Neighborhoods Alive 21 Program Series 2002 B (BBB+/Ba1)
200,000	5.500	01/01/2037	223,242

Municipal Bonds – (continued)
Illinois – (continued)
Illinois Finance Authority RB for Roosevelt University Series 2019 A (NR/NR)(c)
100,000	6.125	04/01/2049	118,489
Illinois Finance Authority RB for University of Illinois Series 2020 (BBB+/NR)
305,000	5.000	10/01/2033	386,011
Illinois Finance Authority RB Refunding for Illinois Wesleyan University Series 2016 (A-/Baa2)
200,000	5.000	09/01/2046	226,127
Illinois Finance Authority RB Refunding for Plymouth Place Obligated Group Series 2021 A (BB+/NR)(e)
25,000	5.000	05/15/2041	28,544
Illinois Sales Tax Securitization Corp. RB Refunding Second Lien Series 2020 A (AA-/NR)
100,000	4.000	01/01/2038	114,004
Illinois State GO Bonds Pension Funding Series 2003 (BBB-/Baa3)
155,000	5.100	06/01/2033	174,509
Illinois State GO Bonds Series 2016 (BBB-/Baa3)
1,000,000	4.000	06/01/2033	1,082,179
Illinois State GO Bonds Series 2017 A (BBB-/Baa3)
35,000	4.500	12/01/2041	38,477
Illinois State GO Bonds Series 2017 C (BBB-/Baa3)
400,000	5.000	11/01/2029	467,114
Illinois State GO Bonds Series 2017 D (BBB-/Baa3)
100,000	5.000	11/01/2021	102,527
600,000	5.000	11/01/2028	707,901
Illinois State GO Bonds Series 2018 A (BBB-/Baa3)
750,000	5.000	05/01/2032	881,923
Illinois State GO Bonds Series 2019 B (BBB-/Baa3)
700,000	4.000	11/01/2038	764,561
Illinois State GO Bonds Series 2020 (BBB-/Baa3)
1,000,000	5.500	05/01/2030	1,277,062
50,000	5.500	05/01/2039	61,514
290,000	5.750	05/01/2045	360,744
Illinois State GO Bonds Series 2020 C (BBB-/Baa3)
1,000,000	4.000	10/01/2041	1,091,543
175,000	4.250	10/01/2045	192,492
Illinois State GO Refunding Bonds Series 2018 B (BBB-/Baa3)
375,000	5.000	10/01/2031	445,931
Illinois State Sales Tax RB Refunding Junior Obligation Series 2016 C (BBB/NR)
260,000	5.000	06/15/2022	272,114
Metropolitan Pier & Exposition Authority RB Capital Appreciation for McCormick Place Expansion Series 2002 A (NATL-RE) (BBB/Baa2)(d)
135,000	0.000	12/15/2032	101,185
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2012 B (ST APPROP) (BBB/NR)
370,000	5.000	12/15/2028	386,076
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2017 B (BBB/NR)(d)
35,000	0.000	12/15/2054	10,708

The accompanying notes are an integral part of these financial statements.	145

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2020 A (BBB/NR)
$65,000	4.000%	06/15/2050	$72,092
State of Illinois GO Bonds Series 2017 A (BBB-/Baa3)
580,000	4.250	12/01/2040	628,709
State of Illinois GO Bonds Series 2017 D (BBB-/Baa3)
30,000	3.250	11/01/2026	32,830

			16,463,453

Indiana – 0.3%
Indiana Finance Authority RB for Goshen Health Obligated Group Series 2019 B (A-/NR)(f)(g)
35,000	2.100	11/01/2026	36,752
Indiana Finance Authority RB Ohio Valley Electric Corp. Series 2010 A (BBB-/Ba1)
100,000	3.000	11/01/2030	103,589
Indiana Municipal Power Agency RB Refunding Series 2016 A (A+/A1)
135,000	5.000	01/01/2042	160,855

			301,196

Kentucky – 1.1%
County of Trimble RB for Louisville Gas and Electric Co. Series 2016 A (AMT) (A/A1)(f)(g)
250,000	1.300	09/01/2027	247,343
Kentucky Bond Development Corp. RB Refunding for Transylvania University Series 2021 A (A-/NR)
100,000	4.000	03/01/2046	111,148
90,000	4.000	03/01/2049	99,711
Kentucky Economic Development Finance Authority Hospital RB Refunding for Owensboro Medical Health System, Inc. Series 2017 A (AGM) (AA/A2)
75,000	4.000	06/01/2045	81,882
Louisville & Jefferson County Metropolitan Government RB for Norton Healthcare Obligated Group Series 2020 A (A/NR)
100,000	4.000	10/01/2040	113,326
Louisville & Jefferson County Metropolitan Government RB Refunding for Louisville Gas & Electric Co. Series 2003 A (NR/A1)
500,000	2.000	10/01/2033	495,942

			1,149,352

Louisiana – 0.9%
Louisiana Local Government Environmental Facilities & Community Development Authority RB Refunding for City of Shreveport Series 2008 (BBB+/NR)(c)
250,000	5.000	04/01/2035	281,199
Louisiana Local Government Environmental Facilities & Community Development Authority RB Refunding for Westlake Chemical Corp. Projects Series 2017 (BBB-/Baa2)
125,000	3.500	11/01/2032	137,626
New Orleans Aviation Board General Airport RB for North Terminal Project Series 2017 B (AMT) (A-/A2)
200,000	5.000	01/01/2048	230,330
Parish of St. John the Baptist RB Refunding for Marathon Oil Corp. Series 2017 B-1 (BBB-/Baa3)(f)(g)
250,000	2.125	07/01/2024	257,081

			906,236

Municipal Bonds – (continued)
Maine – 0.4%
Maine Health & Higher Educational Facilities Authority RB for Maine Medical Center Series 2020 A (A+/A1)
400,000	4.000	07/01/2045	456,688

Maryland – 1.1%
Frederick County Urbana Community Development Authority Special Tax Refunding Series 2020 B (NR/NR)
100,000	4.000	07/01/2040	110,386
Maryland Health & Higher Educational Facilities Authority RB Refunding for Adventist Healthcare Obligated Group Series 2020 (NR/Baa3)
865,000	4.000	01/01/2038	953,906
Maryland Health & Higher Educational Facilities Authority RB Refunding for Stevenson University, Inc. Series 2021 A (BBB-/NR)
100,000	4.000	06/01/2046	110,411

			1,174,703

Massachusetts – 0.2%
Massachusetts Development Finance Agency RB Refunding for Milford Regional Medical Center Obligated Group Series 2020 G (BB+/NR)(c)
120,000	5.000	07/15/2023	129,508
Massachusetts State GO Bonds Consolidated Loan Series 2007 A (NATL-RE) (AA/Aa1)(b)
30,000	(3 Mo. LIBOR + 0.57%), 0.707	05/01/2037	29,470

			158,978

Michigan – 2.0%
City of Detroit Financial Recovery GO Bonds Series 2014 B-1 (NR/NR)(g)
255,000	4.000	04/01/2034	236,852
City of Detroit GO Bonds Series 2020 (BB-/Ba3)
205,000	5.500	04/01/2045	251,184
205,000	5.500	04/01/2050	249,835
City of Detroit GO Bonds Series 2021 A (BB-/Ba3)
20,000	5.000	04/01/2030	24,413
15,000	5.000	04/01/2032	18,429
20,000	5.000	04/01/2034	24,413
35,000	5.000	04/01/2036	42,417
25,000	5.000	04/01/2038	30,110
City of Detroit GO Bonds Series 2021 B (BB-/Ba3)
50,000	1.817	04/01/2022	49,989
50,000	2.711	04/01/2026	49,541
Detroit Downtown Development Authority RB Refunding for Catalyst Development Project Series 2018 A (AGM) (AA/NR)
250,000	5.000	07/01/2048	280,451
Grand Rapids Charter Township Economic Development Corp. RB Refunding for United Methodist Retirement Communities, Inc. Obligated Group Series 2020 (BBB-/NR)
100,000	5.000	05/15/2037	112,926
Michigan Finance Authority Hospital RB for Henry Ford Health System Obligated Group Series 2019 A (A/A2)
100,000	5.000	11/15/2048	122,756
Michigan Finance Authority Hospital RB for McLaren Health Care Corp. Obligated Group Series 2019 A (AA-/A1)
220,000	4.000	02/15/2047	248,571

146	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Michigan – (continued)
Michigan Finance Authority Tobacco Settlement RB Refunding Series 2020 B-1 Class 2 (BBB-/NR)
$25,000	5.000%	06/01/2049	$30,188
Michigan Finance Authority Tobacco Settlement RB Refunding Series 2020 B-2 Class 2 (NR/NR)(d)
1,000,000	0.000	06/01/2065	124,944
Star International Academy RB Refunding Series 2020 (BBB/NR)
100,000	5.000	03/01/2030	113,134
100,000	5.000	03/01/2033	111,970

			2,122,123

Minnesota – 0.0%
Duluth Independent School District No. 709 COPS Refunding Series 2019 A (NR/Ba2)
25,000	4.000	03/01/2032	26,260

Mississippi – 0.1%
Mississippi Business Finance Corp. System Energy Resources Inc. RB Series 2019 (BBB+/Baa3)
60,000	2.500	04/01/2022	60,235
Warren County RB Refunding for International Paper Company, Series 2020 B (AMT) (BBB/Baa2)(f)(g)
75,000	1.600	06/16/2025	77,251

			137,486

Missouri – 0.2%
Joplin Industrial Development Authority RB for 32nd Street Place Community Improvement District Series 2021 (NR/NR)
25,000	3.500	11/01/2040	24,240
25,000	4.250	11/01/2050	24,302
St Louis Land Clearance for Redevelopment Authority RB City of St Louis Series 2018 A (A/NR)
100,000	5.000	04/01/2048	112,481

			161,023

Nebraska – 0.0%
Central Plains Energy Project RB Refunding Series 2019 (AA/Aa2)(f)(g)
25,000	4.000	08/01/2025	28,380

Nevada – 0.7%
County of Clark Department of Aviation RB Refunding for Jet Aviation Fuel Tax Series 2013 A (AMT) (A/A1)
150,000	5.000	07/01/2026	162,049
Las Vegas Convention & Visitors Authority RB Series 2018 B (A/Aa3)
460,000	4.000	07/01/2049	503,895
Tahoe-Douglas Visitors Authority RB Series 2020 (NR/NR)
100,000	5.000	07/01/2040	113,987

			779,931

New Hampshire – 0.0%
New Hampshire Business Finance Authority RB Refunding for United Illuminating Co. (The) Series 2003 A (A-/Baa1)(f)(g)
40,000	2.800	10/02/2023	41,713

New Jersey – 4.8%
Atlantic City Tax Appeal Refunding Bonds Series 2017 A (BAM) (ST AID WITHHLDG) (AA/Baa1)
40,000	5.000	03/01/2032	48,245

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Economic Development Authority Motor Vehicle Surcharges RB Refunding Subordinate Series 2017 A (BB+/ Baa3)
100,000	4.000	07/01/2032	110,026
New Jersey Economic Development Authority RB Series 1997 A (NATL-RE) (BBB/Baa1)
50,000	7.425	02/15/2029	63,958
New Jersey Economic Development Authority RB Series 2021 QQQ (BBB/Baa1)
100,000	4.000	06/15/2046	111,614
450,000	4.000	06/15/2050	499,971
New Jersey Educational Facilities Authority RB for Stevens Institute of Technology Series 2020 A (BBB+/NR)
25,000	5.000	07/01/2035	30,812
100,000	5.000	07/01/2045	119,876
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2008 A (BBB/Baa1)(d)
1,000,000	0.000	12/15/2035	680,567
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2010 A (BBB/Baa1)(d)
200,000	0.000	12/15/2026	183,173
120,000	0.000	12/15/2032	90,672
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2012 AA (BBB/Baa1)
125,000	4.000	06/15/2029	129,025
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2015 AA (BBB/Baa1)
20,000	5.000	06/15/2046	22,438
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (NATL-RE) (BBB/Baa1)(d)
190,000	0.000	12/15/2027	171,929
240,000	0.000	12/15/2030	197,636
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2009 A (BBB/Baa1)(d)
155,000	0.000	12/15/2033	113,141
235,000	0.000	12/15/2038	142,810
40,000	0.000	12/15/2039	23,406
New Jersey Transportation Trust Fund Authority RB Refunding for Transportation System Bonds Series 2018 A (BBB/Baa1)
90,000	4.000	12/15/2031	103,573
140,000	5.000	12/15/2032	171,830
215,000	5.000	12/15/2033	262,928
New Jersey Transportation Trust Fund Authority RB Series 2020 AA (BBB/Baa1)
175,000	5.000	06/15/2038	216,439
275,000	3.000	06/15/2050	271,931
200,000	4.000	06/15/2050	222,147
New Jersey Transportation Trust Fund Authority Transportation Program RB Series 2019 BB (BBB/Baa1)
400,000	3.500	06/15/2046	418,414
New Jersey Transportation Trust Fund Authority Transportation RB Series 2009 A (BBB/Baa1)(d)
110,000	0.000	12/15/2032	83,116

The accompanying notes are an integral part of these financial statements.	147

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New Jersey – (continued)
South Jersey Port Corp. Subordinated Marine Terminal RB Series 2017 B (AMT) (NR/Baa1)
$20,000	5.000%	01/01/2037	$23,180
State of New Jersey COVID 19 Emergency GO Bonds Series 2020 A (BBB+/A3)
225,000	4.000	06/01/2032	276,603
Tobacco Settlement Financing Corp. RB Series 2018 B (BB+/NR)
250,000	5.000	06/01/2046	290,461

			5,079,921

New York – 12.8%
Brookhaven Local Development Corp. RB for Active Retirement Community, Inc. Obligated Group Series 2020 B (BBB/NR)
125,000	1.625	11/01/2025	126,519
Build NYC Resource Corp. RB for Hellenic Classical Charter Schools Series 2021 A (NR/NR)(c)
100,000	5.000	12/01/2041	112,545
City of Poughkeepsie GO Bonds Series 2021 (NR/NR)(e)
25,000	2.500	04/29/2022	25,360
Dutchess County Local Development Corp. RB Refunding for Bard College Project Series 2020 A (BB+/NR)(c)
100,000	5.000	07/01/2040	117,975
Erie Tobacco Asset Securitization Corp. RB Asset-Backed Bonds Series 2006 A (NR/NR)(c)(d)
800,000	0.000	06/01/2060	36,585
Metropolitan Transportation Authority RB Green Bond Series 2016 A-1 (BBB+/A3)
1,415,000	5.250	11/15/2056	1,626,952
Metropolitan Transportation Authority RB Green Bond Series 2020 A-1 (BBB+/A3)
355,000	5.000	11/15/2047	427,420
Metropolitan Transportation Authority RB Green Bond Series 2020 C-1 (BBB+/A3)
375,000	4.750	11/15/2045	440,459
75,000	5.000	11/15/2050	89,939
75,000	5.250	11/15/2055	91,233
Metropolitan Transportation Authority RB Green Bond Series 2020 D-1 (BBB+/A3)
100,000	5.000	11/15/2044	121,847
Metropolitan Transportation Authority RB Green Bond Series 2020 D-3 (BBB+/A3)
185,000	4.000	11/15/2050	204,473
Metropolitan Transportation Authority RB Refunding for Climate Bond Certified Series 2020 E (BBB+/A3)
100,000	5.000	11/15/2028	125,098
100,000	5.000	11/15/2029	127,002
100,000	5.000	11/15/2030	128,756
Metropolitan Transportation Authority RB Refunding Series 2012 D (BBB+/A3)
100,000	5.000	11/15/2021	102,792
Metropolitan Transportation Authority RB Refunding Series 2015 D-1 (BBB+/A3)
175,000	5.000	11/15/2033	201,447
Metropolitan Transportation Authority RB Refunding Series 2016 D (BBB+/A3)
175,000	5.250	11/15/2031	209,763

Municipal Bonds – (continued)
New York – (continued)
Metropolitan Transportation Authority RB Refunding Series 2017 D (BBB+/A3)
250,000	5.000	11/15/2032	302,667
Metropolitan Transportation Authority RB Refunding Subseries 2015 C-1 (BBB+/A3)
200,000	5.250	11/15/2028	234,949
Metropolitan Transportation Authority RB Series 2012 B (BBB+/A3)
200,000	4.000	11/15/2029	208,291
Metropolitan Transportation Authority RB Series 2013 B (BBB+/A3)
100,000	5.000	11/15/2022	107,197
Metropolitan Transportation Authority RB Series 2019 D-1 (SP- 2/MIG2)
500,000	5.000	09/01/2022	529,859
Nassau County Tobacco Settlement Corp. RB for Asset Backed Bonds Series 2006 D (NR/NR)(d)
2,255,000	0.000	06/01/2060	151,526
New York City Industrial Development Agency RB Refunding for Yankee Stadium LLC Series 2020 A (AGM) (AA/A2)
75,000	3.000	03/01/2036	80,893
50,000	4.000	03/01/2045	57,142
New York City Industrial Development Agency RB Refunding for Yankee Stadium LLC Series 2020 A (BBB+/Baa1)
50,000	4.000	03/01/2045	56,152
New York City Water & Sewer System RB for Second General Resolution Series 2018 BB (AA+/Aa1)
200,000	5.000	06/15/2046	240,278
New York Counties Tobacco Trust IV RB Series 2005 F (NR/NR)(d)
3,500,000	0.000	06/01/2060	169,313
New York Housing Development Corp. Multi-Family Mortgage RB for 8 Spruce Street Series 2014 Class E (BBB-/NR)
100,000	3.500	02/15/2048	101,381
New York Liberty Development Corp. RB Refunding for 3 World Trade Center LLC Series 2014 (NR/NR)(c)
350,000	5.000	11/15/2044	381,923
New York State Dormitory Authority RB for Brooklyn St. Joseph’s College Series 2021 (BBB-/NR)
200,000	4.000	07/01/2035	216,621
225,000	4.000	07/01/2040	240,113
New York State Dormitory Authority RB for NYU Langone Hospitals Obligated Group Series 2020 A (A/A3)
650,000	4.000	07/01/2050	741,413
New York State Dormitory Authority RB Refunding for Brooklyn St. Joseph’s College Series 2020 A (BBB-/NR)
100,000	4.000	07/01/2031	110,921
New York State Dormitory Authority RB Refunding for Catholic Health System Obligated Group Series 2019 A (BBB/Baa2)
200,000	5.000	07/01/2035	245,965
New York State Dormitory Authority RB Refunding for Montefiore Obligated Group Series 2020 A (BBB/Baa3)
250,000	4.000	09/01/2037	285,897
New York State Environmental Facilities Corp. RB for Casella Waste Systems, Inc. Series 2020 R-1 (AMT) (B/B2)(f)(g)
250,000	2.750	09/02/2025	257,351

148	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New York – (continued)
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2018 (AMT) (BB+/Baa3)
$25,000	5.000%	01/01/2023	$26,715
150,000	5.000	01/01/2027	179,683
200,000	5.000	01/01/2028	245,091
45,000	5.000	01/01/2029	54,768
190,000	5.000	01/01/2030	229,552
25,000	5.000	01/01/2031	30,073
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2020 (AMT) (BB+/Baa3)
130,000	4.000	10/01/2030	150,664
70,000	5.000	10/01/2035	87,012
460,000	5.000	10/01/2040	563,135
65,000	4.375	10/01/2045	74,177
New York Transportation Development Corp. RB for Empire State Thruway Partners LLC Series 2021 (AMT) (BBB-/NR)
25,000	2.500	10/31/2031	25,426
25,000	4.000	10/31/2034	28,944
135,000	4.000	10/31/2041	152,657
75,000	4.000	10/31/2046	83,767
New York Transportation Development Corp. RB Refunding for JFK International Air Terminal LLC Series 2020 A (AMT) (BBB/Baa1)
490,000	5.000	12/01/2026	582,229
New York Transportation Development Corp. RB Refunding for JFK International Air Terminal LLC Series 2020 C (BBB/Baa1)
25,000	5.000	12/01/2034	30,955
25,000	5.000	12/01/2035	31,024
25,000	5.000	12/01/2036	30,833
25,000	5.000	12/01/2037	30,780
25,000	5.000	12/01/2038	30,733
New York Transportation Development Corp. Special Facility RB for Laguardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (BBB/Baa3)
245,000	5.000	07/01/2041	274,442
350,000	5.250	01/01/2050	394,118
New York Transportation Development Corp. Special Facility RB Refunding for American Airlines, Inc. John F. Kennedy International Airport Project Series 2020 (AMT) (B-/NR)
15,000	5.375	08/01/2036	17,999
Oneida County Local Development Corp. RB Refunding for Utica College Project Series 2019 (BBB-/NR)
135,000	3.000	07/01/2044	122,144
Port Authority of New York & New Jersey Consolidated RB Refunding Series 197 (AMT) (A+/Aa3)
685,000	5.000	11/15/2041	811,146
Port Authority of New York & New Jersey Consolidated RB Series 214 (AMT) (A+/Aa3)
130,000	5.000	09/01/2034	162,151

			13,486,235

North Carolina – 0.3%
Columbus County Industrial Facilities and Pollution Control Financing Authority RB Refunding for International Paper Co. Series 2020 A (BBB/NR)(f)(g)
75,000	1.375	06/16/2025	76,557

Municipal Bonds – (continued)
North Carolina – (continued)
North Carolina Turnpike Authority RB Refunding Series 2018 (AGM) (AA/NR)
225,000	5.000	01/01/2035	279,641

			356,198

Ohio – 2.3%
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 A-2 Class 1 (A-/NR)
50,000	4.000	06/01/2039	57,433
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 A-2 Class 1 (NR/NR)
955,000	5.000	06/01/2055	1,075,912
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 B-3 Class 2 (NR/NR)(d)
1,000,000	0.000	06/01/2057	151,209
County of Franklin RB Refunding for Wesley Communities Obligated Group Series 2020 (NR/NR)
100,000	5.250	11/15/2040	111,681
County of Miami Ohio Hospital Facilities Improvement RB Kettering Health Network Series 2019 (A+/A2)
375,000	5.000	08/01/2049	449,036
Cuyahoga County Ohio Hospital RB Refunding for Metrohealth System Series 2017 (BBB-/Baa3)
20,000	5.000	02/15/2042	23,027
20,000	5.500	02/15/2057	23,348
Evans Farm New Community Authority Special Assessment Bonds Series 2020 (NR/NR)
170,000	3.750	12/01/2038	173,102
Ohio Higher Educational Facility Commission RB Refunding for Judson Obligated Group Series 2020 A (BBB-/NR)
100,000	5.000	12/01/2042	112,248
100,000	5.000	12/01/2045	111,747
Port of Greater Cincinnati Development Authority RB Series 2021 (NR/NR)(c)
100,000	4.250	12/01/2050	99,162

			2,387,905

Oklahoma – 0.2%
Oklahoma Development Finance Authority Health System RB for OU Medicine Project Series 2018 B (BB+/Baa3)
35,000	5.000	08/15/2038	41,752
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2015 (AMT) (B-/NR)(f)(g)
100,000	5.000	06/01/2025	110,410

			152,162

Oregon – 0.2%
Medford Hospital Facilities Authority RB Refunding for Asante Health System Obligated Group Series 2020 A (A+/NR)
175,000	4.000	08/15/2050	197,524

Pennsylvania – 1.4%
Berks County Industrial Development Authority RB Refunding for Tower Health Obligated Group Series 2017 (BB-/WR)
100,000	4.000	11/01/2047	94,327

The accompanying notes are an integral part of these financial statements.	149

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Pennsylvania – (continued)
Bucks County Industrial Development Authority RB for Grand View Hospital and Sellersville PA Obligated Group Series 2021 (BB+/NR)
$250,000	4.000%	07/01/2046	$265,646
Dauphin County General Authority RB for The Harrisburg University of Science & Technology Series 2020 (BB/NR)(c)
100,000	5.875	10/15/2040	104,412
100,000	6.250	10/15/2053	104,758
Lancaster County Hospital Authority RB Refunding for St. Anne’s Retirement Community Obligated Group Series 2020 (BB+/NR)
100,000	5.000	03/01/2040	108,949
Pennsylvania Turnpike Commission RB Series 2018 A (AA/Aa3)
80,000	5.250	12/01/2044	102,062
Philadelphia Authority for Industrial Development RB Refunding for Philadelphia Performing Arts Charter School Series 2020 (BB+/NR)(c)
140,000	5.000	06/15/2030	165,029
Philadelphia Hospitals and Higher Education Facilities Authority RB Refunding for Temple University Health System Obligation Group Series 2017 (BBB-/Ba1)
95,000	5.000	07/01/2033	109,941
The Berks County Municipal Authority RB for Alvernia University Project Series 2020 (BB+/NR)
100,000	5.000	10/01/2049	105,589
The Berks County Municipal Authority RB for Tower Health Obligated Group Series 2012 A (BB-/WR)
225,000	5.000	11/01/2040	225,529
Westmoreland County Industrial Development Authority RB Refunding for Excela Health Obligated Group Series 2020 A (NR/Baa1)
50,000	5.000	07/01/2030	62,354

			1,448,596

Puerto Rico – 10.1%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Refunding for Senior Lien Series 2020 A (NR/NR)(c)
250,000	5.000	07/01/2047	289,072
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A (CCC/Ca)
25,000	4.250	07/01/2025	25,985
130,000	5.125	07/01/2037	136,601
60,000	5.750	07/01/2037	63,543
85,000	5.250	07/01/2042	89,462
Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2006 B (D/Ca)*
50,000	5.000	07/01/2035	43,813
Puerto Rico Commonwealth GO Bonds Series 2014 A (D/Ca)*
1,375,000	8.000	07/01/2035	1,079,375
Puerto Rico Commonwealth GO Refunding Bonds for Public Improvement Series 2012 A (D/Ca)*
870,000	5.000	07/01/2041	702,525
Puerto Rico Commonwealth GO Refunding Bonds Subseries 2003 C-7 (NATL-RE) (NR/Baa2)
200,000	6.000	07/01/2027	206,299

Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2005 L (AMBAC) (NR/C)
670,000	5.250	07/01/2038	754,219
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2007 CC (AGM) (AA/A2)
250,000	5.250	07/01/2036	310,831
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax RB Series 2005 C (AMBAC) (NR/C)(d)
105,000	0.000	07/01/2028	77,737
Puerto Rico Commonwealth Public Improvement GO Bonds Series 2007 A (D/Ca)*
30,000	5.250	07/01/2032	26,363
Puerto Rico Electric Power Authority RB Refunding Series 2010 ZZ-RSA-1 (NR/NR)*
145,000	4.250	07/01/2020	129,231
Puerto Rico Electric Power Authority RB Series 2010 XX-RSA-1 (D/NR)*
200,000	5.250	07/01/2040	181,500
Puerto Rico Electric Power Authority RB Series 2013 A-RSA-1 (D/NR)*
150,000	7.000	07/01/2040	139,500
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 CC (AGM) (AA/A2)
115,000	5.250	07/01/2032	139,852
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (AGC) (AGM-CR) (AA/A2)
250,000	5.500	07/01/2029	303,848
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (AGM-CR) (AGC-ICC) (AA/A2)
435,000	5.500	07/01/2026	509,884
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 N (ASSURED GTY) (AA/A3)
200,000	5.250	07/01/2034	247,369
Puerto Rico Infrastructure Financing Authority Special Tax RB Series 2005 A (AMBAC) (NR/C)(d)
125,000	0.000	07/01/2029	88,242
210,000	0.000	07/01/2037	104,821
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2018 A-1 (NR/NR)(d)
18,000	0.000	07/01/2024	16,894
27,000	0.000	07/01/2027	23,654
24,000	0.000	07/01/2029	19,766
525,000	0.000	07/01/2033	372,657
182,000	0.000	07/01/2046	55,541
375,000	0.000	07/01/2051	82,538
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2019 A-2 (NR/NR)
1,395,000	4.329	07/01/2040	1,492,259
15,000	4.536	07/01/2053	16,084
1,025,000	4.784	07/01/2058	1,109,158
Puerto Rico Sales Tax Financing Corporation Sales Tax Restructured RB Series 2018 A-1 (NR/NR)
245,000	4.500	07/01/2034	264,292
37,000	4.550	07/01/2040	40,101
420,000	4.750	07/01/2053	456,080
942,000	5.000	07/01/2058	1,037,311

			10,636,407

150	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
South Carolina – 0.3%
Spartanburg Regional Health Services District Obligated Group RB Series 2020 A (AGM) (AA/A2)
$75,000	5.000%	04/15/2035	$94,312
175,000	4.000	04/15/2036	202,339

			296,651

Texas – 6.7%
Austin Convention Enterprises, Inc. Convention Center Hotel Second Tier RB Refunding Series 2017 B (B/NR)
35,000	5.000	01/01/2023	35,739
Central Texas Regional Mobility Authority RB for Senior Lien Series 2020 E (A-/Baa1)
600,000	5.000	01/01/2031	769,316
700,000	5.000	01/01/2032	893,575
550,000	5.000	01/01/2035	694,007
Central Texas Regional Mobility Authority RB Series 2021 C (BBB+/Baa2)(e)
360,000	5.000	01/01/2027	424,598
City of Celinac Special Assessment for Edgewood Creek Public Improvement District Phase#1 Project Series 2021 (NR/NR)(c)
50,000	4.250	09/01/2041	49,728
55,000	4.500	09/01/2050	54,643
City of Fate Special Assessment for Williamsburg East Public Improvement District Area No. 1 Series 2020 (NR/NR)(c)
100,000	3.375	08/15/2030	103,361
City of Mclendon-Chisholm Special Assessment Refunding Bonds Sonoma Public Improvement District Series 2020 (BAM) (AA/NR)
50,000	2.500	09/15/2035	48,434
City of Midlothian Special Assessment for Redden Farms Public Improvement District Series 2021 (NR/NR)(c)(e)
100,000	3.875	09/15/2041	99,788
City of Princeton Special Assessment RB for Arcadia Farms Public Improvement District Series 2020 (NR/NR)(c)
152,000	2.875	09/01/2025	155,621
City of Princeton Special Assessment RB for Brookside Public Improvement District Series 2019 (NR/NR)
100,000	4.875	09/01/2039	113,837
City of Princeton Special Assessment RB for Winchester Public Improvement District Series 2020 (NR/NR)(c)
255,000	2.750	09/01/2025	262,054
100,000	3.750	09/01/2040	107,395
City of Royse City Special Assessment for Creekshaw Public Improvement District Area #1 Series 2020 (NR/NR)(c)
100,000	2.625	09/15/2025	101,635
50,000	3.375	09/15/2030	51,678
City of Sachse Special Assessment for Public Improvement District No. 1 Series 2020 (NR/NR)(c)
100,000	3.250	09/15/2030	103,377
County of Medina Woodlands Public Improvement District Special Assessment for Improvement Area #1 Project Series 2021 (NR/NR)(c)
100,000	4.500	09/01/2041	99,599
Edinburg Economic Development Corp. Sales Tax RB Series 2019 (NR/NR)(c)
100,000	5.000	08/15/2044	103,415

Municipal Bonds – (continued)
Texas – (continued)
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Texas Medical Center Series 2019 A (AA-/A1)
175,000	5.000	05/15/2030	221,285
Houston Airport System RB for United Airlines, Inc. Airport Improvement Projects Series 2018 C (AMT) (B/NR)
200,000	5.000	07/15/2028	238,047
Houston Airport System RB Refunding for United Airlines, Inc. Series 2020 B-2 (AMT) (B-/NR)
100,000	5.000	07/15/2027	117,261
Houston Airport System RB Refunding for United Airlines, Inc. Series 2020 C (AMT) (B-/NR)
150,000	5.000	07/15/2027	175,892
Lower Colorado River Authority LCRA Transmission Services Corp. Project RB Refunding Series 2019 (A/NR)
35,000	5.000	05/15/2030	44,841
Mission Economic Development Corp. Senior Lien RB for Natgasoline Project Series 2018 (AMT) (BB-/NR)(c)
100,000	4.625	10/01/2031	106,274
Mitchell County Hospital District GO Bonds Series 2020 (NR/NR)
100,000	5.250	02/15/2030	107,615
North Texas Tollway Authority RB Refunding for First Tier Series 2017 A (A+/A1)
345,000	5.000	01/01/2037	411,232
Texas Private Activity Bonds Surface Transportation Corp. RB Senior Lien for Blueridge Transportation Group, LLC SH 288 Toll Lanes Project Series 2016 (AMT) (BBB-/Baa3)
200,000	5.000	12/31/2055	223,091
Texas Private Activity Bonds Surface Transportation Corp. RB Senior Lien for Mobility Partners Segment 3 LLC Series 2019 (AMT) (BBB-/Baa3)
150,000	5.000	06/30/2058	178,917
Town of Flower Mound River Walk Public Improvement District No. 1 Special Assessment Refunding Bonds Series 2021 (NR/NR)(c)
920,000	2.625	09/01/2026	910,823
Viridian Municipal Management District Special Assessment Bonds Series 2020 (NR/NR)
50,000	2.875	12/01/2030	51,017

			7,058,095

Virginia – 0.6%
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 C (CCC-/NR)(d)
300,000	0.000	06/01/2047	69,504
Virginia Small Business Financing Authority Private Activity Tax Exempt Senior Lien RB for Transform 66 P3 Project Series 2017 (AMT) (BBB/Baa3)
50,000	5.000	12/31/2049	58,051
200,000	5.000	12/31/2056	231,198
Virginia Small Business Financing Authority Senior Lien RB for 95 Express Lanes LLC Project Series 2017 (AMT) (BBB-/NR)
300,000	5.000	01/01/2040	308,989

			667,742

The accompanying notes are an integral part of these financial statements.	151

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Washington – 0.5%
Port of Seattle Intermediate Lien RB Series 2019 (AMT) (A+/A1)
$200,000	5.000%	04/01/2038	$241,850
Port of Seattle RB for Intermediate Lien Series 2018 A (AMT) (A+/A1)
220,000	5.000	05/01/2043	255,247

			497,097

West Virginia – 0.2%
West Virginia Economic Development Authority RB for Arch Resources, Inc. Series 2021 (AMT) (B/B2)(f)(g)
100,000	4.125	07/01/2025	102,239
West Virginia GO Bonds Bid Group 2 Series 2019 A (AA-/Aa2)
100,000	5.000	12/01/2043	125,473

			227,712

Wisconsin – 0.9%
Public Finance Authority Exempt Facilities RB Refunding for Celanese Project Series 2016 C (AMT) (BBB-/Baa3)
190,000	4.300	11/01/2030	210,492
Public Finance Authority RB for Appalachian Regional Healthcare System Obligated Group Series 2021 A (BBB/NR)
25,000	5.000	07/01/2038	30,990
25,000	5.000	07/01/2041	30,723
Public Finance Authority RB for Charter Day School Obligated Group Series 2020 A (NR/Ba1)(c)
50,000	5.000	12/01/2045	55,354
Public Finance Authority RB for Masonic & Eastern Star Home of NC, Inc. Obligated Group Series 2020 A (NR/NR)(c)
100,000	4.000	03/01/2030	104,380
Public Finance Authority RB for Noorda College of Osteopathic Medicine LLC Series 2021 A (NR/Ba2)(c)(e)
150,000	5.625	06/01/2050	146,936
Public Finance Authority RB for Noorda College of Osteopathic Medicine LLC Series 2021 B (NR/Ba2)(c)(e)
190,000	6.500	06/01/2045	178,564
Public Finance Authority RB for Roseman University of Health Sciences Series 2020 (BB/NR)(c)
100,000	5.000	04/01/2040	115,485
Public Finance Authority RB Refunding for UMA Education, Inc. Project Series 2019 B (BB/NR)(c)
25,000	6.125	10/01/2049	26,014

			898,938

TOTAL MUNICIPAL BONDS
(Cost $97,557,370)			$100,294,650

Corporate Bonds – 0.2%
Real Estate – 0.2%
Benloch Ranch Improvement Association No. 1 Series 2020(h)
$100,000	9.750%	12/01/2039	$96,807
Benloch Ranch Improvement Association No. 1 Series 2021(c)
100,000	9.750	12/01/2039	100,000

TOTAL CORPORATE BONDS
(Cost $200,000)			$196,807

TOTAL INVESTMENTS – 95.6%
(Cost $97,757,370)			$100,491,457

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.4%			4,678,815

NET ASSETS – 100.0%			$105,170,272

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Security is currently in default and/or non-income producing.

(a)	Zero coupon bond until next reset date.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2021.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(e)	When-issued security.

(f)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on March 31, 2021.

(g)	Variable Rate Demand Instruments - rate shown is that which is in effect on March 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(h)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

152	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Investment Abbreviations:
AGC	—Insured by Assured Guaranty Corp.
AGC-ICC	—Agency Insured Custody Certificate
AGM	—Insured by Assured Guaranty Municipal Corp.
AGM-CR	—Insured by Assured Guaranty Municipal Corp. Insured Custodial Receipts
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax
ASSURED GTY	—Insured by Assured Guaranty
BAM	—Build America Mutual Assurance Co.
COPS	—Certificates of Participation
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
Mo.	—Month
NATL-RE	—Insured by National Public Finance Guarantee Corp.
NR	—Not Rated
RB	—Revenue Bond
RMKT	—Remarketed
SD CRED PROG	—School District Credit Program
ST AID WITHHLDG	—State Aid Withholding
ST APPROP	—State Appropriation
WR	—Withdrawn Rating

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts:
U.S. Treasury 10 Year Ultra Note	(9)	06/21/2021	$(1,294,875)	$32,470
U.S. Treasury Ultra Bond	(3)	06/21/2021	(545,812)	11,378

Total Futures Contracts				$43,848

The accompanying notes are an integral part of these financial statements.	153

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – 95.7%
Alabama – 0.8%
Alabama Public School & College Authority RB Refunding for Capital Improvement Series 2015 A (AA/Aa1)
$3,385,000	5.000%	05/01/2023	$3,722,009
Black Belt Energy Gas District RB Project 4 Series 2019 A-1 (A/A1)(a)(b)
20,000,000	4.000	12/01/2025	22,806,970
90,000	4.000	12/01/2025	102,631
Black Belt Energy Gas District RB Series 2016 A (NR/Aa2)(a)(b)
5,000,000	4.000	06/01/2021	5,028,850
Black Belt Energy Gas District RB Series 2017 A (NR/Aa2)(a)(b)
1,000,000	4.000	07/01/2022	1,041,245
Chatom Industrial Development Board RB Refunding for PowerSouth Energy Cooperative Series 2020 (AGM) (AA/A2)
280,000	5.000	08/01/2021	283,994
190,000	5.000	08/01/2022	200,992
225,000	5.000	08/01/2023	248,369
485,000	5.000	08/01/2024	554,584
Houston County Health Care Authority RB for Southeast Alabama Medical Center Series 2016 A (BBB+/NR)
85,000	4.000	10/01/2021	86,194
85,000	4.000	10/01/2022	88,566
Industrial Development Board of the City of Mobile Alabama RB for Alabama Power Co. Series 2007 A (A/A1)(a)(b)
3,335,000	1.000	06/26/2025	3,372,473
Jacksonville State University RB Refunding Series 2020 (A-/A2)
650,000	3.000	12/01/2021	661,008
475,000	3.000	12/01/2022	494,954
315,000	3.000	12/01/2023	333,102
275,000	4.000	12/01/2024	307,401
375,000	4.000	12/01/2025	428,978
550,000	4.000	12/01/2026	642,005
Jefferson County RB Refunding Warrants Series 2017 (AA/NR)
3,025,000	5.000	09/15/2021	3,089,056
1,225,000	5.000	09/15/2022	1,308,474
2,000,000	5.000	09/15/2023	2,222,962
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (BBB/NR)
1,300,000	5.000	10/01/2021	1,331,472
1,745,000	5.000	10/01/2022	1,871,910
3,125,000	6.500	10/01/2053	3,670,060
Prattville Industrial Development Board RB Refunding for International Paper Co. Series 2019 B (BBB/Baa2)(a)(b)
225,000	2.000	10/01/2024	234,351
Prattville Industrial Development Board RB Refunding for International Paper Co. Series 2019 C (BBB/Baa2)(a)(b)
225,000	2.000	10/01/2024	234,351
450,000	2.000	10/01/2024	468,701
Selma Industrial Development Board RB Refunding for International Paper Co. Series 2019 A (BBB/Baa2)(a)(b)
1,875,000	2.000	10/01/2024	1,952,921
Selma Industrial Development Board RB Refunding for International Paper Co. Series 2020 A (BBB/Baa2)(a)(b)
6,500,000	1.375	06/16/2025	6,634,978
The Southeast Alabama Gas Supply District RB for Project No. 2 Series 2018 B (A/A1)(a)
25,100,000	(1 Mo. LIBOR + 0.85%), 0.923	06/01/2024	25,270,075

Municipal Bonds – (continued)
Alabama – (continued)
Troy University RB Refunding Series 2019 A (BAM) (AA/A1)
400,000	4.000	11/01/2021	408,548
850,000	4.000	11/01/2022	899,291

			90,001,475

Alaska – 0.5%
Alaska Municipal Bond Bank Authority RB Refunding Series 2020 ONE (A+/A1)
640,000	5.000	12/01/2022	688,527
1,240,000	5.000	12/01/2023	1,383,932
1,775,000	5.000	12/01/2024	2,048,044
1,500,000	5.000	12/01/2025	1,780,475
Borough of North Slope GO Bonds for General Purpose Series 2018 A (AA/Aa2)
1,060,000	5.000	06/30/2021	1,071,924
1,110,000	5.000	06/30/2023	1,122,280
Borough of North Slope GO Bonds for General Purpose Series 2019 A (AA/Aa2)
16,555,000	5.000	06/30/2021	16,741,230
6,775,000	5.000	06/30/2022	7,171,037
10,225,000	5.000	06/30/2023	11,274,539
Borough of North Slope GO Bonds for Schools Series 2019 B (AA/Aa2)
990,000	5.000	06/30/2023	1,091,618
Borough of North Slope GO Bonds Series 2020 A (AA/Aa2)
1,300,000	5.000	06/30/2021	1,314,624
300,000	5.000	06/30/2022	317,537
1,750,000	5.000	06/30/2023	1,931,699
3,275,000	5.000	06/30/2024	3,745,548
Municipality of Anchorage GO Refunding Bonds Series 2018 D (AAA/NR)
5,025,000	4.000	09/01/2022	5,293,603
Northern Tobacco Securitization Corp. RB Asset-Backed Bonds Series 2006 A (NR/A1)
485,000	4.625	06/01/2023	492,193
State of Alaska International Airports System RB Refunding Series 2010 A (AMT) (A+/A1)
1,470,000	5.000	10/01/2023	1,473,129

			58,941,939

Arizona – 1.5%
Arizona Department of Transportation State Highway RB Series 2013 A (AA+/Aa2)
14,290,000	5.000	07/01/2023	15,155,171
Arizona Department of Transportation State Highway Taxable RB Refunding Series 2020 (AA+/Aa1)
9,000,000	1.958	07/01/2024	9,366,426
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (AA-/NR)(c)
63,510,000	(3 Mo. LIBOR + 0.81%), 0.969	01/01/2037	63,233,484
Arizona Industrial Development Authority RB for Equitable School Revolving Fund LLC Obligated Group Series 2019 A (A/NR)
250,000	5.000	11/01/2021	256,405
250,000	5.000	11/01/2022	267,391

154	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Arizona – (continued)
Arizona Industrial Development Authority RB for Equitable School Revolving Fund LLC Obligated Group Series 2019 A (A/NR) – (continued)
$755,000	5.000%	11/01/2023	$840,126
1,055,000	5.000	11/01/2024	1,212,921
340,000	5.000	11/01/2025	402,596
Arizona Industrial Development Authority RB for Great Lakes Senior Living Communities LLC Project First Tier Series 2019 A (B+/NR)
675,000	5.000	01/01/2022	681,940
600,000	5.000	01/01/2023	613,189
575,000	5.000	01/01/2024	593,814
Arizona Industrial Development Authority RB for Great Lakes Senior Living Communities LLC Project Second Tier Series 2019 B (B/NR)
485,000	5.000	01/01/2022	486,779
505,000	5.000	01/01/2023	508,555
560,000	5.000	01/01/2024	564,087
Arizona Transportation Board Excise Tax RB Refunding for Regional Area Road Series 2016 (AA+/Aa1)
5,820,000	5.000	07/01/2021	5,888,234
Chandler Industrial Development Authority RB for Intel Corp. Series 2019 (AMT) (A+/A1)(a)(b)
20,365,000	5.000	06/03/2024	23,121,201
City of Phoenix Civic Improvement Corporation RB Taxable Refunding for Rental Car Facility Charge Series 2019 B (BBB+/A3)
3,000,000	2.107	07/01/2021	3,008,197
3,150,000	2.163	07/01/2022	3,192,167
2,050,000	2.226	07/01/2023	2,093,246
County of Pinal RB Refunding Series 2014 (AA-/NR)
2,465,000	5.000	08/01/2021	2,503,412
Glendale City GO Refunding Bonds Series 2015 (AGM) (AA/A1)
3,400,000	4.000	07/01/2021	3,431,164
1,665,000	5.000	07/01/2022	1,764,909
Maricopa County Community College District GO Refunding Bonds Series 2016 (AAA/Aaa)
9,505,000	5.000	07/01/2021	9,616,438
16,400,000	5.000	07/01/2023	18,104,888
Maricopa County Industrial Development Authority RB Refunding for Legacy Traditional School Obligated Group Series 2019 A (SD CRED PROG) (AA-/Ba2)
125,000	4.000	07/01/2023	134,451
135,000	4.000	07/01/2024	148,889
Maricopa County Pollution Control Corp. RB Refunding for Public Service Co. of New Mexico Series 2003 A (BBB/Baa2)(a)(b)
3,750,000	1.050	06/01/2022	3,769,951
Pinal County Industrial Development Authority RB Refunding for State of Arizona Department of Corrections Series 2020 A (BBB/NR)
3,900,000	2.000	10/01/2024	3,958,918
1,540,000	2.000	10/01/2025	1,556,913

			176,475,862

Municipal Bonds – (continued)
Arkansas – 0.0%
Conway Health Facilities Board RB Refunding for Conway Regional Medical Center, Inc. Series 2019 (BBB+/NR)
250,000	5.000	08/01/2021	253,443
250,000	5.000	08/01/2022	263,950
235,000	5.000	08/01/2023	258,430
400,000	5.000	08/01/2024	454,978
Fort Smith School District No. 100 GO Bonds for Arkansas Construction Series 2018 A (ST AID WITHHLDG) (NR/Aa2)
1,950,000	3.000	02/01/2022	1,995,157
1,510,000	3.000	02/01/2023	1,586,296

			4,812,254

California – 7.3%
Atwater Wastewater RB Refunding Series 2017 A (AGM) (AA/NR)
500,000	5.000	05/01/2021	501,691
335,000	5.000	05/01/2022	351,730
300,000	5.000	05/01/2023	328,030
265,000	5.000	05/01/2024	300,070
Bay Area Toll Authority RB Refunding for San Francisco Bay Area Series 2021 C (AA/Aa3)(a)
7,000,000	(SIFMA Municipal Swap Index Yield + 0.45%), 0.500	04/01/2026	7,015,660
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area RMKT 05/01/13 Series 2006 C-1 (AA/Aa3)(a)
10,000,000	(SIFMA Municipal Swap Index Yield + 0.90%), 0.970	05/01/2023	10,100,763
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area RMKT 06/03/13 Series 2006 C-1 (AA/Aa3)(a)
7,000,000	(SIFMA Municipal Swap Index Yield + 0.90%), 0.970	05/01/2023	7,070,526
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area Series 2001 A (AA/NR)(a)
15,000,000	(SIFMA Municipal Swap Index Yield + 1.25%), 1.320	04/01/2027	15,603,603
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area Series 2017 C (AA/Aa3)(a)(b)
11,175,000	2.100	04/01/2022	11,279,801
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area Series 2017 F-1 (AA/Aa3)(d)
18,000,000	5.000	04/01/2027	22,567,822
Bay Area Toll Authority Toll Bridge Authority RB Refunding for San Francisco Bay Area Series 2017 B (AA/Aa3)(a)(b)
2,500,000	2.850	04/01/2025	2,707,154
Bay Area Toll Authority Toll Bridge Authority RB Refunding for San Francisco Bay Area Series 2018 A (AA/Aa3)(a)(b)
5,000,000	2.625	04/01/2026	5,423,552
California Community College Financing Authority RB for NCCD-Orange Coast Properties LLC Series 2018 (BB/NR)
255,000	5.000	05/01/2021	255,429

The accompanying notes are an integral part of these financial statements.	155

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
California Community College Financing Authority RB for NCCD-Orange Coast Properties LLC Series 2018 (BB/NR) – (continued)
$1,000,000	5.000%	05/01/2023	$1,046,030
535,000	5.000	05/01/2024	569,244
California County Tobacco Securitization Agency RB Refunding for Gold Country Settlement Funding Corp. Series 2020 B-1 (BBB+/NR)
200,000	1.100	06/01/2030	200,131
California County Tobacco Securitization Agency RB Refunding for Sonoma County Securitization Corp. Series 2020 A (A/NR)
300,000	3.000	06/01/2021	301,286
425,000	5.000	06/01/2024	484,995
450,000	5.000	06/01/2026	546,951
California County Tobacco Securitization Agency RB Refunding for Sonoma County Securitization Corp. Series 2020 B-1 (BBB+/NR)
400,000	1.375	06/01/2030	401,487
California County Tobacco Securitization Agency RB Refunding Senior Series 2020 A (A/NR)
500,000	3.000	06/01/2021	502,144
400,000	4.000	06/01/2022	417,208
400,000	4.000	06/01/2023	431,233
750,000	5.000	06/01/2024	855,857
700,000	5.000	06/01/2025	825,586
California County Tobacco Securitization Agency RB Refunding Senior Series 2020 A (BBB+/NR)
1,000,000	1.750	06/01/2030	1,004,453
California Earthquake Authority Taxable RB Series 2020 B (A/NR)
3,475,000	1.227	07/01/2021	3,483,388
10,000,000	1.327	07/01/2022	10,132,900
7,500,000	1.477	07/01/2023	7,690,541
California Health Facilities Financing Authority RB for Kaiser Foundation Hospitals Series 2017 (AA-/NR)(a)(b)
7,695,000	5.000	11/01/2022	8,275,771
California Health Facilities Financing Authority RB Refunding for Providence St. Joseph Health Obligated Group Series 2009 D (AA-/Aa3)(a)(b)
2,820,000	1.700	10/18/2022	2,880,460
California Health Facilities Financing Authority RB Refunding for Providence St. Joseph Health Obligated Group Series 2019 C (AA-/Aa3)(a)(b)
32,470,000	5.000	10/01/2025	38,765,050
California Health Facilities Financing Authority RB Refunding for Sutter Health Obligated Group Series 2011 D (A+/A1)(d)
1,810,000	5.250	08/15/2021	1,843,577
California Health Facilities Financing Authority RG Refunding for Cedars-Sinai Medical Center Obligated Group Series 2015 (AA-/Aa3)
2,590,000	5.000	11/15/2024	3,022,625
California Infrastructure & Economic Development Bank RB for DesertXpress Enterprises LLC Series 2020 A (AMT) (NR/Aaa)(a) (b) (e)
30,000,000	0.450	07/01/2021	30,002,829

Municipal Bonds – (continued)
California – (continued)
California Infrastructure & Economic Development Bank RB Refunding for Museum Associates Series 2021 A (NR/A3)(a)(b)
15,000,000	1.200	06/01/2028	14,787,094
California Infrastructure & Economic Development Bank RB Refunding for Museum Associates Series 2021 B (NR/A3)(a)
5,000,000	(SIFMA Municipal Swap Index Yield + 0.70%), 0.770	06/01/2026	5,042,212
California Infrastructure & Economic Development Bank RB Refunding for The J. Paul Getty Trust Project Series 2013 A-1 (AAA/Aaa)(a)
20,000,000	(1 Mo. LIBOR + 0.33%), 0.411	04/01/2022	20,016,600
California Municipal Finance Authority RB for River Springs Charter School, Inc. Series 2021 A (NR/NR)(e)
1,825,000	1.150	12/15/2021	1,824,993
California Municipal Finance Authority RB for River Springs Charter School, Inc. Series 2021 B (NR/NR)(e)
1,925,000	2.450	12/15/2021	1,924,729
California Municipal Finance Authority RB for Waste Management, Inc. Series 2009 A (A-/NR)(a) (b) (e)
1,800,000	1.300	02/03/2025	1,841,404
California Municipal Finance Authority RB for Waste Management, Inc. Series 2017 A (AMT) (A-/NR)(a)(b)
17,860,000	0.700	12/01/2023	18,010,853
California Municipal Finance Authority RB Refunding for California Lutheran University Series 2018 (NR/Baa1)
250,000	5.000	10/01/2021	255,287
250,000	5.000	10/01/2022	265,894
225,000	5.000	10/01/2023	248,318
275,000	5.000	10/01/2024	312,893
275,000	5.000	10/01/2025	321,525
California Municipal Finance Authority Senior Lien RB for LAX Integrated Express Solutions LLC Project Series 2018 A (AMT) (BBB-/NR)
860,000	5.000	12/31/2023	966,425
665,000	5.000	06/30/2024	760,546
800,000	5.000	12/31/2024	930,267
1,000,000	5.000	06/30/2025	1,179,138
1,760,000	5.000	12/31/2025	2,107,707
1,360,000	5.000	06/30/2026	1,643,511
2,570,000	5.000	12/31/2026	3,146,007
1,960,000	5.000	06/30/2027	2,421,025
3,000,000	5.000	12/31/2027	3,745,907
California Municipal Finance Authority Student Housing RB for Bowles Hall Foundation Series 2015 A (NR/Baa3)
100,000	4.000	06/01/2022	103,039
California Pollution Control Financing Authority RB for American Water Capital Corp. Project Series 2020 (A/Baa1)(a)(b)
2,490,000	0.600	09/01/2023	2,487,248
California Pollution Control Financing Authority Water Furnishing RB for Poseidon Resources LP Desalination Project Series 2012 (AMT) (BBB/Baa3)(e)
3,500,000	5.000	11/21/2045	3,704,603

156	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
California Public Finance Authority RB Refunding for Henry Mayo Newhall Hospital Obligated Group Series 2021 A (BBB-/NR)
$210,000	4.000%	10/15/2021	$213,670
240,000	4.000	10/15/2022	251,970
290,000	4.000	10/15/2023	313,160
380,000	4.000	10/15/2024	420,124
390,000	4.000	10/15/2025	439,481
415,000	4.000	10/15/2026	475,558
California State University RB Taxable Bonds Series 2020 D (AA-/Aa2)
320,000	0.349	11/01/2022	320,397
3,455,000	0.475	11/01/2023	3,457,285
2,870,000	0.685	11/01/2024	2,864,734
8,555,000	0.885	11/01/2025	8,474,711
California State University RB Taxable Bonds Series 2020 E (AA-/Aa2)
800,000	0.475	11/01/2023	800,529
1,105,000	0.685	11/01/2024	1,102,973
1,360,000	0.885	11/01/2025	1,347,236
California State Various Purpose GO Bonds RMKT 11/15/17 Series 2013 B (AA-/Aa2)(a)
15,000,000	(SIFMA Municipal Swap Index Yield + 0.38%), 0.450	12/01/2022	15,005,232
California State Various Purpose GO Bonds Series 2014 (AA-/Aa2)
6,850,000	5.000	05/01/2044	7,756,544
California State Various Purpose GO Bonds Series 2020 (AA-/Aa2)
5,000,000	5.000	11/01/2024	5,823,548
5,565,000	5.000	11/01/2025	6,708,875
8,500,000	5.000	11/01/2026	10,544,298
California State Various Purpose GO Refunding Bonds Series 2020 (AA-/Aa2)
11,655,000	4.000	11/01/2024	13,161,354
2,015,000	3.000	11/01/2025	2,247,019
7,025,000	5.000	11/01/2025	8,468,975
14,275,000	4.000	11/01/2026	16,927,196
2,755,000	5.000	11/01/2026	3,417,593
California Statewide Communities Development Authority RB for Irvine East Campus Apartments, CHF-Irvine LLC Series 2017 (NR/Baa1)
1,545,000	5.000	05/15/2021	1,550,773
California Statewide Communities Development Authority RB for Methodist Hospital of Southern California Obligated Group Series 2018 (BBB+/NR)
500,000	5.000	01/01/2022	515,736
500,000	5.000	01/01/2023	537,890
California Statewide Communities Development Authority RB Refunding for Irvine East Campus Apartments, CHF-Irvine LLC Series 2016 (NR/Baa1)
1,250,000	5.000	05/15/2021	1,254,671
Chino Public Financing Authority Tax Exempt RB Series 2019 A (NR/NR)
195,000	3.000	09/01/2021	197,062
205,000	3.000	09/01/2022	211,916

Municipal Bonds – (continued)
California – (continued)
Chino Public Financing Authority Tax Exempt RB Series 2019 A (NR/NR) – (continued)
210,000	3.000	09/01/2023	221,623
215,000	3.000	09/01/2024	230,474
225,000	4.000	09/01/2025	254,055
Chula Vista Elementary School District GO Bonds Anticipation Notes Series 2019 (AA-/NR)(f)
2,515,000	0.000	08/01/2023	2,490,859
City of Montebello RB Series 2020 (AGM) (AA/NR)
1,000,000	1.936	06/01/2021	1,001,952
1,000,000	2.403	06/01/2024	1,041,140
1,000,000	2.503	06/01/2025	1,041,536
City of Ontario CA Community Facilities District No. 43 Special Tax Bonds Series 2020 (NR/NR)
170,000	4.000	09/01/2024	187,868
250,000	4.000	09/01/2026	287,324
City of San Francisco RB Refunding for Public Utilities Commission Water Series 2015 A (AA-/Aa2)
1,345,000	5.000	11/01/2025	1,590,201
City of Torrance Joint Powers Financing Authority RB Series 2020 (AA/NR)
405,000	1.239	10/01/2021	405,958
500,000	1.289	10/01/2022	503,450
750,000	1.427	10/01/2023	757,995
3,325,000	1.604	10/01/2024	3,366,978
5,000,000	1.804	10/01/2025	5,052,631
Foothill-De Anza Community College District GO Bonds Series 2000 A (NATL-RE) (AAA/Aaa)(f)
3,590,000	0.000	08/01/2023	3,558,838
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2017 A-1 (A/NR)
5,000,000	5.000	06/01/2021	5,036,100
6,025,000	5.000	06/01/2022	6,349,945
6,000,000	5.000	06/01/2023	6,584,931
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2018 A-1 (BB/NR)
12,395,000	3.500	06/01/2036	12,618,792
Independent Cities Finance Authority RB for City of Compton Sales Tax Series 2021 (AGM) (AA/NR)(e)
450,000	4.000	06/01/2023	480,863
555,000	4.000	06/01/2027	627,312
Inland Empire Tobacco Securitization Authority RB Turbo Asset-Backed Bonds Series 2019 (A-/NR)
3,625,000	3.678	06/01/2038	3,733,975
Irvine City Limited Obligation Improvement Bonds Reassessment District No. 15-2 Series 2015 (NR/NR)
775,000	5.000	09/02/2021	790,087
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 A (NR/NR)
1,765,000	5.000	09/01/2022	1,881,103
1,135,000	5.000	09/01/2023	1,260,838
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 B (NR/NR)
600,000	4.000	09/01/2023	647,950
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 C (NR/NR)
520,000	4.000	09/01/2023	561,557

The accompanying notes are an integral part of these financial statements.	157

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
Irvine Unified School District No. 09-1 Special Tax for Community Facilities Series 2017 D (NR/NR)
$255,000	3.000%	09/01/2022	$263,238
415,000	4.000	09/01/2023	448,062
Kern Community College District Facilities Improvement District No. 1 GO Bonds Series 2020 (SP-1+/MIG1)(f)
5,190,000	0.000	08/01/2023	5,140,182
Lake Elsinore Public Financing Authority Local Agency RB Refunding Series 2015 (NR/NR)
785,000	5.000	09/01/2021	799,040
Los Angeles Community College District GO Bonds Series 2013 F (AA+/Aaa)(d)
8,985,000	4.000	08/01/2023	9,786,596
Los Angeles Community College District GO Refunding Bonds Series 2015 A (AA+/Aaa)(d)
5,240,000	5.000	08/01/2024	6,059,167
Los Angeles Unified School District GO Bonds for Qualified School Construction Series 2010 J-2 (A+/Aa3)
27,900,000	5.720	05/01/2027	34,300,815
Los Angeles Unified School District GO Refunding Bonds 2014 C (A+/Aa3)
4,520,000	5.000	07/01/2027	5,187,303
Municipal Improvement Corp. of Los Angeles RB Refunding for City of Los Angeles Series 2020 C (AA-/NR)
1,670,000	0.890	11/01/2024	1,664,903
2,735,000	1.040	11/01/2025	2,705,214
Natomas Unified School District GO Refunding Bonds Series 2013 (BAM) (AA/A1)
650,000	4.000	09/01/2021	660,249
Newport Mesa Unified School District GO Bonds Series 2011 (AA+/Aaa)(d)(f)
11,625,000	0.000	08/01/2021	1,930,751
Northern California Gas Authority No. 1 RB for Gas Project Series 2007 B (BBB+/A1)(c)
9,945,000	(3 Mo. LIBOR + 0.72%), 0.879	07/01/2027	9,994,746
Pittsburg Successor Agency Redevelopment Agency Tax Allocation Refunding Series 2016 A (AGM) (AA/NR)
2,950,000	5.000	09/01/2025	3,491,382
Port of Los Angeles RB Refunding Series 2019 A (AMT) (AA/Aa2)
10,100,000	5.000	08/01/2024	11,523,957
Port of Oakland RB Refunding for California Intermediate Lien Series 2021 H (AMT) (A/A2)
3,000,000	5.000	05/01/2025	3,494,062
Port of Oakland RB Refunding Senior Lien Series 2020 (A+/A1)
2,225,000	0.821	05/01/2023	2,237,380
1,285,000	1.081	05/01/2024	1,297,037
905,000	1.181	05/01/2025	908,159
1,460,000	1.517	05/01/2026	1,465,301
Rancho Cordova Community Facilities District No. 2003-1 Special Tax Refunding for Sunridge Anatolia Series 2016 (NR/NR)
380,000	4.000	09/01/2022	397,528
Riverside Unified School District Community Facilities District No. 32 Special Tax Series 2020 (NR/NR)
180,000	4.000	09/01/2022	187,785

Municipal Bonds – (continued)
California – (continued)
Riverside Unified School District Community Facilities District No. 32 Special Tax Series 2020 (NR/NR) – (continued)
195,000	4.000	09/01/2024	213,361
205,000	4.000	09/01/2025	228,190
210,000	4.000	09/01/2026	237,231
Roseville California Community Facilities District No. 1 Special Tax Refunding for Fiddyment Ranch Project Series 2017 (NR/NR)
675,000	5.000	09/01/2021	687,492
800,000	5.000	09/01/2022	849,818
1,835,000	5.000	09/01/2023	2,026,306
Sacramento City Unified School District GO RB Refunding Series 2012 (BBB/A2)
26,940,000	4.000	07/01/2029	28,020,868
Sacramento City Unified School District GO RB Refunding Series 2014 (BBB/NR)
1,000,000	5.000	07/01/2021	1,011,015
Sacramento County Sanitation District Financing Authority RB Refunding for Sacramento County Regional Series 2020 B (AA/Aa2)
4,400,000	0.872	12/01/2024	4,400,205
4,900,000	1.042	12/01/2025	4,847,274
Sacramento County Water Financing Authority RB for Water Agency Zones 40 & 41 2007 Water System Project Series 2007 B (NATL-RE) (A+/Aa3)(c)
10,000,000	(3 Mo. LIBOR + 0.57%), 0.698	06/01/2039	9,541,436
Sacramento Municipal Utility District RB Series 2019 A (AA-/NR)(a)(b)
22,130,000	5.000	10/17/2023	24,216,596
San Diego Community College District GO Bonds for Election of 2006 Series 2013 (AAA/Aaa)(g)
42,470,000	0.000	08/01/2041	24,066,195
San Francisco City & County Airport Commission RB Refunding for San Francisco International Airport Second Series 2011 C (AMT) (A/A1)(d)
1,500,000	5.000	05/01/2021	1,505,239
San Francisco City & County Airport Commission RB Refunding for San Francisco International Airport Second Series 2012 A (AMT) (A/A1)
6,900,000	5.000	05/01/2026	7,251,442
10,000,000	5.000	05/01/2027	10,508,226
San Francisco City & County Airport Commission RB Refunding for San Francisco International Airport Second Series 2019 H (AMT) (A/A1)
23,995,000	5.000	05/01/2025	28,199,423
San Gorgonio Memorial Health Care District GO Refunding Bonds Series 2020 (NR/Baa3)
350,000	4.000	08/01/2021	353,654
360,000	4.000	08/01/2022	374,864
385,000	4.000	08/01/2023	410,381
855,000	4.000	08/01/2024	928,381
930,000	4.000	08/01/2025	1,020,040
1,020,000	3.000	08/01/2026	1,079,519

158	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
California – (continued)
San Jose City Financing Authority Taxable RB Refunding for Civic Center Refunding Project 2020 A (AA/Aa2)
$970,000	0.541%	06/01/2022	$969,269
990,000	0.642	06/01/2023	987,641
725,000	0.844	06/01/2024	721,867
735,000	0.994	06/01/2025	724,495
Sequoia Union High School District GO Refunding Bonds Series 2020 (NR/Aa1)
160,000	1.600	07/01/2023	164,213
Sierra View Local Health Care District RB Refunding for Tulare County Series 2020 (A/NR)
240,000	4.000	07/01/2021	241,890
230,000	4.000	07/01/2022	239,228
260,000	4.000	07/01/2023	278,091
240,000	4.000	07/01/2024	262,751
300,000	4.000	07/01/2025	335,000
320,000	4.000	07/01/2026	363,730
State of California GO Bonds for General Obligation High Speed Train Series 2017 A (AA-/Aa2)
12,400,000	2.367	04/01/2022	12,664,452
State of California GO Unlimited Various Purpose Bonds Series 2019 A (AA-/Aa2)
29,705,000	2.350	04/01/2022	30,333,525
State of California Various Purpose GO Bonds for Bid Group A Series 2018 (AA-/Aa2)
52,000,000	5.000	10/01/2022	55,757,478
Stockton Public Financing Authority Wastewater RB Series 2019 (A/NR)
8,950,000	1.400	06/01/2022	8,963,887
Tobacco Securitization Authority of Northern California RB Refunding for Sacramento County Tobacco Securitization Corp. Series 2021 B-1 (BBB+/NR)
750,000	0.450	06/01/2030	739,215
Tobacco Securitization Authority of Southern California RB Refunding for San Diego County Tobacco Asset Securitization Corp. Series 2019 A-1 (A/NR)
2,500,000	5.000	06/01/2021	2,518,608
2,000,000	5.000	06/01/2022	2,109,769
1,750,000	5.000	06/01/2024	1,999,070
Tobacco Securitization Authority of Southern California RB Refunding for San Diego County Tobacco Asset Securitization Corp. Series 2019 B-1 (BBB+/NR)
580,000	2.250	06/01/2029	582,356
Transbay Joint Powers Authority Tax Allocation for Transbay Redevelopment Project Series 2020 A (A-/NR)
1,200,000	5.000	10/01/2026	1,456,173
University of California RB Refunding Series 2013 AL-4 (AA/Aa2)(a)(b)
26,285,000	0.030	04/01/2021	26,285,000
University of California RB Series 2020 BF (AA/Aa2)
500,000	0.628	05/15/2023	502,743
785,000	0.833	05/15/2024	790,816
Washington Township Health Care District RB Refunding Series 2020 A (NR/Baa2)
325,000	5.000	07/01/2021	328,368
200,000	5.000	07/01/2022	210,567

Municipal Bonds – (continued)
California – (continued)
Washington Township Health Care District RB Refunding Series 2020 A (NR/Baa2) – (continued)
175,000	5.000	07/01/2023	191,172
200,000	5.000	07/01/2024	225,315
225,000	5.000	07/01/2025	260,022
250,000	5.000	07/01/2026	295,812

			870,036,183

Colorado – 2.3%
City of Aurora COPS Refunding Series 2019 (AA/Aa1)
450,000	5.000	12/01/2021	464,112
375,000	5.000	12/01/2022	404,409
285,000	5.000	12/01/2023	319,691
875,000	5.000	12/01/2024	1,016,486
City of Colorado Springs Utilities System RB Refunding Series 2018 A-1 (AA+/Aa2)
1,520,000	5.000	11/15/2024	1,771,509
1,000,000	5.000	11/15/2025	1,204,026
Colorado Health Facilities Authority RB for CommonSpirit Health Obligated Group Catholic Health Initiatives Project Series 2013 A (BBB+/Baa1)(d)
13,360,000	5.250	01/01/2023	14,520,729
Colorado Health Facilities Authority RB Refunding for Boulder Community Health Obligated Group Series 2020 (A-/A3)
100,000	5.000	10/01/2021	102,239
450,000	5.000	10/01/2022	480,349
300,000	5.000	10/01/2024	343,675
475,000	5.000	10/01/2027	587,985
Colorado Health Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-1 (BBB+/Baa1)
3,965,000	5.000	08/01/2025	4,651,019
Colorado Health Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-2 (BBB+/Baa1)
4,335,000	5.000	08/01/2025	5,085,036
Colorado Health Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 B-1 (BBB+/Baa1)(a)(b)
8,275,000	5.000	08/01/2025	9,560,711
Colorado Health Facilities Authority RB Refunding for Evangelical Lutheran Good Samaritan Society Project Series 2017 (ETM) (WD/NR)(d)
700,000	5.000	06/01/2021	705,232
500,000	5.000	06/01/2022	527,626
Colorado Health Facilities Authority RB Refunding for Sanford Obligated Group Series 2019 A (A+/NR)
2,245,000	5.000	11/01/2021	2,305,802
1,825,000	5.000	11/01/2022	1,959,435
1,730,000	5.000	11/01/2023	1,932,613
1,275,000	5.000	11/01/2024	1,472,694
Colorado Health Facilities Authority RB Refunding for Sisters of Charity of Leavenworth Health System, Inc. Obligated Group Series 2019 A (AA-/Aa3)
965,000	5.000	01/01/2022	999,254
810,000	5.000	01/01/2023	877,010
1,500,000	5.000	01/01/2024	1,688,255

The accompanying notes are an integral part of these financial statements.	159

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Colorado – (continued)
Colorado Health Facilities Authority Taxable RB Refunding for Sanford Obligated Group Series 2019 B (A+/NR)
$800,000	2.185%	11/01/2021	$807,056
1,275,000	2.237	11/01/2022	1,306,196
1,250,000	2.396	11/01/2023	1,299,091
Denver City & County Airport RB Refunding Series 2019 D (A+A1)(a)(b)
8,270,000	5.000	11/15/2022	8,891,429
75,000	5.000	11/15/2022	80,636
Denver City & County School District No. 1 GO Bonds Series 2012 B (ST AID WITHHLDG) (AA+/Aa1)(d)
24,395,000	5.000	12/01/2022	26,363,313
Denver City & County School District No. 1 GO Refunding Bonds Series 2012 A (ST AID WITHHLDG) (AA+/Aa1)(d)
4,060,000	5.000	12/01/2021	4,190,609
Denver Colorado City & County GO Refunding Bonds Series 2020 B (AAA/Aaa)
39,565,000	5.000	08/01/2026	48,755,127
Denver Colorado Health and Hospital Authority Healthcare RB Refunding Series 2017 A (BBB/NR)(e)
4,110,000	5.000	12/01/2021	4,226,453
4,315,000	5.000	12/01/2022	4,629,668
4,530,000	5.000	12/01/2023	5,045,630
4,760,000	5.000	12/01/2024	5,477,318
Denver Health & Hospital Authority COPS Series 2018 (BBB/NR)
220,000	5.000	12/01/2021	226,234
300,000	5.000	12/01/2022	321,877
E-470 Public Highway Authority RB Refunding Series 2020 A (A/A2)
150,000	5.000	09/01/2023	166,477
450,000	5.000	09/01/2024	516,788
300,000	5.000	09/01/2025	355,629
2,800,000	5.000	09/01/2040	3,131,841
E-470 Public Highway Authority RB Series 2004 A (NATL-RE) (A/A2)(f)
20,115,000	0.000	09/01/2028	17,951,982
Jefferson County School District R-1 GO Bonds Series 2012 (ST AID WITHHLDG) (AA/Aa1)(d)
5,925,000	4.000	12/15/2022	6,314,015
12,040,000	5.000	12/15/2022	13,034,244
Regional Transportation District RB Refunding for Denver Transit Partners LLC Series 2020 A (A-/Baa2)
50,000	3.000	07/15/2023	52,593
385,000	5.000	01/15/2024	429,400
325,000	5.000	07/15/2024	368,359
325,000	5.000	01/15/2025	373,256
400,000	5.000	07/15/2025	466,021
350,000	3.000	01/15/2026	380,482
South Sloan’s Lake Metropolitan District No. 2 GO Improvement Bonds Series 2019 (AGM) (AA/Baa3)
25,000	5.000	12/01/2021	25,722
50,000	5.000	12/01/2022	53,532
150,000	5.000	12/01/2024	171,379
State of Colorado COPS Series 2020 A (AA-/Aa2)
1,375,000	5.000	12/15/2023	1,545,393
1,440,000	5.000	12/15/2024	1,674,959
3,530,000	5.000	12/15/2025	4,239,798

Municipal Bonds – (continued)
Colorado – (continued)
University of Colorado Hospital Authority RB Refunding for University of Colorado Health Obligated Group Series 2019 C (AA/Aa3)(a)(b)
23,765,000	5.000	11/15/2024	27,039,613
University of Colorado Hospital Authority RB Series 2017 C-2 (AA/Aa3)(a)(b)
7,230,000	5.000	03/01/2022	7,362,839
10,000	5.000	03/01/2022	10,184
University of Colorado RB Green Bonds Series 2019 C (AA+/Aa1)(a)(b)
21,205,000	2.000	10/15/2024	22,293,499
Vauxmont Metropolitan District GO Refunding Bonds Series 2020 (AGM) (AA/NR)
150,000	5.000	12/01/2021	154,150
165,000	5.000	12/01/2022	176,316
195,000	5.000	12/01/2023	215,996
200,000	5.000	12/01/2024	228,428
180,000	5.000	12/01/2025	211,408

			273,544,837

Connecticut – 2.4%
City of New Haven GO Bonds Series 2018 A (BBB+/NR)
1,250,000	5.000	08/01/2021	1,266,393
1,000,000	5.000	08/01/2023	1,091,680
945,000	5.000	08/01/2024	1,062,284
600,000	5.000	08/01/2025	692,770
City of New Haven GO Bonds Series 2019 A (AGM) (AA/A2)
1,500,000	5.000	08/01/2023	1,659,480
City of New Haven GO Bonds Series 2019 A (BBB+/Baa1)
1,300,000	5.000	08/01/2021	1,317,049
City of Waterbury GO Refunding Bonds Series 2020 C (AA-/NR)
765,000	1.895	09/01/2024	794,123
Connecticut State GO Bonds Series 2013 A (A/Aa3)
5,355,000	5.000	10/15/2023	5,992,359
Connecticut State GO Bonds Series 2013 E (A/Aa3)
10,000,000	5.000	08/15/2031	10,998,759
Connecticut State GO Bonds Series 2015 F (A/Aa3)
6,640,000	5.000	11/15/2021	6,837,045
5,695,000	5.000	11/15/2022	6,136,398
4,545,000	5.000	11/15/2023	5,102,350
Connecticut State GO Bonds Series 2017 A (A/Aa3)
1,705,000	5.000	04/15/2022	1,789,710
Connecticut State GO Bonds Series 2018 A (A/Aa3)
5,000,000	5.000	04/15/2025	5,885,029
Connecticut State GO Refunding Bonds Series 2010 D (A/Aa3)
7,500,000	5.000	10/01/2022	7,526,084
Connecticut State GO Refunding Bonds Series 2017 B (A/Aa3)
18,110,000	3.000	04/15/2022	18,637,959
Connecticut State GO Refunding Bonds Series 2018 B (A/Aa3)
8,500,000	5.000	04/15/2023	9,319,771
Connecticut State Health & Educational Facilities Authority RB for Yale New Haven Health System Series 2014 B (AA-/Aa3)(a)(b)
15,245,000	1.800	07/01/2024	15,817,861
Connecticut State Health & Educational Facilities Authority RB for Yale University Series 2001 V-2 (AAA/Aaa)(a)(b)
20,385,000	0.010	04/01/2021	20,385,000

160	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Connecticut – (continued)
Connecticut State Health & Educational Facilities Authority RB for Yale University Series 2019 U-1 (AAA/Aaa)(a)(b)
$13,300,000	2.000%	02/08/2022	$13,505,741
800,000	2.000	02/08/2022	812,375
Connecticut State Health & Educational Facilities Authority RB Refunding for The University of Hartford Series 2019 (BBB-/NR)
100,000	5.000	07/01/2021	100,924
400,000	5.000	07/01/2022	418,933
415,000	5.000	07/01/2023	449,773
375,000	5.000	07/01/2024	418,392
Connecticut State Health & Educational Facilities Authority RB Refunding for Yale University Series 2017 C-1 (AAA/Aaa)(a)(b)
23,840,000	5.000	02/01/2028	30,247,875
Connecticut State Health & Educational Facilities Authority RB Refunding for Yale University Series 2017 C-2 (AAA/Aaa)(a)(b)
49,750,000	5.000	02/01/2023	54,053,037
25,000	5.000	02/01/2023	27,162
New Haven GO Refunding Bonds Series 2015 B (ETM) (BAM) (AA/Baa1)(d)
6,265,000	5.000	08/15/2021	6,374,873
State of Connecticut GO Bonds Series 2020 A (A/Aa3)
1,995,000	3.000	07/01/2021	2,008,015
4,715,000	2.500	07/01/2022	4,841,867
3,490,000	2.000	07/01/2023	3,612,189
7,115,000	1.998	07/01/2024	7,437,136
4,000,000	2.098	07/01/2025	4,172,702
State of Connecticut Special Tax Obligation Bonds Series 2020 A (A+/NR)
500,000	4.000	05/01/2021	501,412
400,000	5.000	05/01/2022	420,954
1,025,000	5.000	05/01/2024	1,166,371
State of Connecticut Special Tax Obligation RB for Transportation Infrastructure Purpose Build America Bonds Series 2010 B (A+/Aa3)
3,780,000	4.576	11/01/2022	4,017,291
State of Connecticut Special Tax Obligation RB for Transportation Infrastructure Purposes Series 2012 A (A+/Aa3)
5,000,000	5.000	01/01/2026	5,408,012
State of Connecticut Special Tax Obligation RB for Transportation Infrastructure Purposes Series 2016 A (A+/Aa3)
4,225,000	5.000	09/01/2025	5,034,783
State of Connecticut Special Tax Obligation RB Refunding for Transportation Infrastructure Purposes Series 2011 B (A+/Aa3)
5,035,000	3.000	12/01/2022	5,129,655
Town of Rocky Hill GO Bonds Series 2020 (NR/NR)
9,450,000	1.500	07/28/2021	9,484,942
Town of Stratford GO Refunding Bonds Series 2020 B (BAM) (AA/A2)
585,000	0.572	08/01/2023	585,006
665,000	0.956	08/01/2024	668,452
1,800,000	1.086	08/01/2025	1,806,565
Town of Windham GO Bonds Series 2020 B (SP-1+/NR)
5,650,000	2.000	09/30/2021	5,699,667
West Haven GO Bonds Series 2017 A (BBB/Baa3)
400,000	4.000	11/01/2021	407,036
415,000	5.000	11/01/2022	441,164
400,000	5.000	11/01/2023	439,160

Municipal Bonds – (continued)
Connecticut – (continued)
West Haven GO Bonds Series 2017 B (BBB/Baa3)
790,000	5.000	11/01/2022	839,806

			292,843,374

Delaware – 0.2%
Delaware Economic Development Authority Gas Facilities RB Refunding for Delmarva Power & Light Co. Project Series 2020 (A/A2)(a)(b)
5,425,000	1.050	07/01/2025	5,504,950
Delaware Health Facilities Authority RB for Beebee Medical Center Project Series 2018 (BBB/NR)
475,000	5.000	06/01/2023	515,681
305,000	5.000	06/01/2024	341,740
Delaware State Economic Development Authority RB Refunding for NRG Energy, Inc. Series 2020 A (BBB-/NR)(a)(b)
14,650,000	1.250	10/01/2025	14,578,030
Delaware State GO Bonds Series 2018 A (AAA/Aaa)
3,500,000	5.000	02/01/2022	3,641,210
1,750,000	5.000	02/01/2023	1,905,398
Delaware State Health Facilities Authority RB Refunding for Christiana Care Health System Obligated Group Series 2020 (AA+/Aa2)
530,000	1.680	10/01/2021	532,107
560,000	1.730	10/01/2022	567,845
660,000	1.790	10/01/2023	671,275

			28,258,236

District of Columbia – 0.6%
District of Columbia RB for KIPP DC Obligated Group Series 2019 (BBB+/NR)
230,000	4.000	07/01/2021	231,299
200,000	5.000	07/01/2023	218,248
District of Columbia RB Refunding for National Public Radio, Inc. Series 2020 (A+/A2)
350,000	1.438	04/01/2022	353,801
520,000	1.558	04/01/2023	530,159
560,000	1.667	04/01/2024	574,619
735,000	1.817	04/01/2025	751,503
800,000	2.136	04/01/2026	816,277
District of Columbia RB Refunding Series 2019 A (AAA/Aa1)
5,000,000	5.000	03/01/2024	5,682,478
District of Columbia RB Refunding Series 2019 C (AAA/Aa1)
10,000,000	5.000	10/01/2022	10,724,151
15,745,000	5.000	10/01/2023	17,609,125
District of Columbia Water & Sewer Authority RB Refunding Subordinate Lien Series 2019 C (AA+/Aa2)(a)(b)
575,000	1.750	10/01/2024	597,554
6,675,000	1.750	10/01/2024	6,936,821
Metropolitan Washington Airports Authority RB Refunding Series 2012 A (AMT) (A+/Aa3)
4,100,000	5.000	10/01/2029	4,379,055
Metropolitan Washington Airports Authority RB Refunding Series 2014 A (AMT) (A+/Aa3)
3,890,000	5.000	10/01/2044	4,407,377
Metropolitan Washington Airports Authority RB Refunding Series 2017 A (AMT) (A+/Aa3)
2,305,000	5.000	10/01/2026	2,810,843

The accompanying notes are an integral part of these financial statements.	161

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
District of Columbia – (continued)
Metropolitan Washington Airports Authority RB Refunding Series 2019 A (AMT) (A+/Aa3)
$4,750,000	5.000%	10/01/2025	$5,640,726
Metropolitan Washington Airports Authority RB Series 2011 C (A+/Aa3)
6,835,000	5.000	10/01/2027	6,991,581
2,000,000	5.000	10/01/2028	2,046,017

			71,301,634

Florida – 2.6%
Aberdeen Community Development District Special Assessment Refunding Series 2020 A-1 (AGM) (AA/NR)
815,000	4.000	05/01/2021	816,958
855,000	5.000	05/01/2022	894,388
900,000	5.000	05/01/2023	978,614
945,000	5.000	05/01/2024	1,061,445
995,000	5.000	05/01/2025	1,149,354
1,045,000	5.000	05/01/2026	1,235,145
1,100,000	5.000	05/01/2027	1,322,202
1,155,000	5.000	05/01/2028	1,405,539
1,200,000	2.375	05/01/2029	1,244,349
1,230,000	2.625	05/01/2030	1,289,479
Anthem Park Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (A-/NR)
335,000	2.250	05/01/2021	335,366
340,000	2.250	05/01/2022	344,776
350,000	2.500	05/01/2023	360,856
Arborwood Community Development District RB Capital Improvement Refunding Senior Lien Series 2018 A-1 (AGM) (AA/NR)
1,100,000	2.125	05/01/2021	1,101,095
1,125,000	2.250	05/01/2022	1,145,172
1,150,000	2.500	05/01/2023	1,194,587
Avelar Creek Community Development District Special Assessment Refunding Series 2016 (A-/NR)
170,000	2.000	05/01/2021	170,203
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Florida Senior Lien Series 2015 A-1 (A-/NR)
570,000	3.000	05/01/2021	571,076
460,000	3.125	05/01/2022	472,745
460,000	3.250	05/01/2023	484,928
Bay Laurel Center Community Development District Special Assessment RB Refunding Series 2016 Candler (BBB+/NR)
125,000	2.250	05/01/2021	125,174
130,000	2.250	05/01/2022	132,387
Baywinds Community Development District Senior Special Assessment Refunding Bonds Series 2017 A-1 (A+/NR)
295,000	3.500	05/01/2021	295,657
305,000	3.500	05/01/2022	315,005
Beach Road Golf Estates Community Development District Special Assessment Series 2015 (NR/NR)
2,500,000	4.700	11/01/2029	2,680,268
Bonterra Community Development District Special Assessment Bonds Senior Series 2017 A-1 (A-/NR)
185,000	2.100	05/01/2021	185,218
185,000	2.375	05/01/2022	188,644
190,000	2.500	05/01/2023	197,127

Municipal Bonds – (continued)
Florida – (continued)
Broward County School Board COPS Series 2017 C (A+/Aa3)
2,205,000	5.000	07/01/2023	2,432,133
Cape Coral Florida Water & Sewer Revenue Special Assessment Refunding Various Areas Series 2017 (AGM) (AA/A2)
1,115,000	2.125	09/01/2022	1,138,919
1,005,000	2.250	09/01/2023	1,052,275
Caribe Palm Community Development District Special Assessment Refunding Series 2017 (A-/NR)
85,000	3.500	05/01/2021	85,196
83,000	3.500	05/01/2022	85,496
87,000	3.500	05/01/2023	92,478
40,000	4.000	05/01/2024	43,976
Central Florida Expressway Authority RB Senior Lien Series 2019 A (A+/A1)
625,000	5.000	07/01/2021	631,991
430,000	5.000	07/01/2022	454,749
1,240,000	5.000	07/01/2023	1,367,143
Central Florida Expressway Authority RB Senior Lien Series 2019 B (A+/A1)
1,100,000	5.000	07/01/2021	1,112,304
750,000	5.000	07/01/2022	793,168
2,265,000	5.000	07/01/2023	2,497,241
Century Gardens at Tamiami Community Development District Special Assessment Bonds Series 2018 (BBB/NR)
95,000	3.000	11/01/2021	96,130
100,000	3.000	11/01/2022	102,826
105,000	3.000	11/01/2023	110,217
105,000	3.500	11/01/2024	113,513
Century Gardens at Tamiami Community Development District Special Assessment Refunding Series 2016 (BBB/NR)
225,000	2.250	05/01/2021	225,249
City of Gainesville Taxable RB Series 2020 (AA-/Aa3)
360,000	0.541	10/01/2021	360,523
270,000	0.641	10/01/2022	271,319
185,000	0.817	10/01/2023	186,852
265,000	0.997	10/01/2024	268,322
500,000	1.117	10/01/2025	505,199
City of Jacksonville Taxable RB Refunding Series 2020 C (AA/NR)
705,000	0.393	10/01/2021	704,965
995,000	0.493	10/01/2022	995,755
330,000	0.594	10/01/2023	329,526
650,000	0.819	10/01/2024	646,792
690,000	0.939	10/01/2025	679,462
City of Lakeland RB Refunding for Lakeland Regional Health Systems Obligated Group Series 2016 (NR/A2)
4,130,000	5.000	11/15/2024	4,763,462
City of Pompano Beach RB Refunding for John Knox Village of Florida, Inc. Obligated Group Series 2020 (A-/NR)
670,000	3.250	09/01/2023	703,447
1,380,000	3.250	09/01/2024	1,474,592
Concord Station Community Development District Capital Improvement RB Refunding Senior Lien Series 2016 A-1 (A/NR)
840,000	2.000	05/01/2021	840,778
860,000	2.125	05/01/2022	869,091

162	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Coronado Community Development District Special Assessment Refunding & Improvement Bonds Series 2017 (BBB/NR)
$122,000	2.625%	05/01/2021	$122,181
126,000	2.750	05/01/2022	128,264
Country Greens Community Development District Special Assessment RB Refunding Senior Lien Series 2016 A-1 (A-/NR)
160,000	3.000	05/01/2024	169,895
County of Broward RB for Airport System Series 2019 A (AMT) (A/A1)
1,110,000	5.000	10/01/2021	1,134,858
740,000	5.000	10/01/2022	789,907
625,000	5.000	10/01/2023	694,036
945,000	5.000	10/01/2024	1,084,337
County of Broward RB Refunding for Airport System Series 2019 B (AMT) (A/A1)
265,000	5.000	10/01/2021	270,934
285,000	5.000	10/01/2022	304,221
215,000	5.000	10/01/2023	238,748
355,000	5.000	10/01/2024	407,344
County of Escambia RB Refunding for International Paper Co. Series 2019 B (BBB/Baa2)(a)(b)
425,000	2.000	10/01/2024	442,662
County of Hillsborough Utility RB Refunding Series 2019 (AA+/Aaa)
1,615,000	5.000	08/01/2022	1,718,421
3,750,000	5.000	08/01/2023	4,166,277
County of Miami-Dade Aviation RB Refunding Series 2012 A (AMT) (A-/A2)(d)
16,545,000	5.000	10/01/2022	17,722,488
County of Miami-Dade Aviation RB Refunding Series 2014 A (AMT) (A-/A2)
20,000,000	5.000	10/01/2034	22,718,940
County of Miami-Dade Florida Transit System RB Refunding Series 2019 (AA/NR)
3,505,000	5.000	07/01/2024	3,996,859
County of Miami-Dade RB Refunding Series 2020 A (A-/NR)
2,500,000	5.000	10/01/2023	2,787,367
2,400,000	5.000	10/01/2024	2,779,087
1,350,000	5.000	10/01/2025	1,608,424
County of Miami-Dade RB Refunding Series 2020 B (A-/NR)
1,770,000	1.229	10/01/2025	1,757,619
County of Miami-Dade RB Refunding Subordinate Series 2021 B (A+/NR)
300,000	0.707	10/01/2023	299,591
450,000	1.004	10/01/2024	447,711
1,490,000	1.154	10/01/2025	1,474,731
County of Miami-Dade Transit System Taxable RB Refunding Series 2020 B (AA/NR)
5,065,000	0.550	07/01/2023	5,075,482
7,300,000	0.750	07/01/2024	7,317,572
5,045,000	0.900	07/01/2025	5,035,850
County of Osceola Transportation RB Refunding Series 2019 A-1 (BBB+/NR)
300,000	5.000	10/01/2021	305,599
250,000	5.000	10/01/2022	266,337
640,000	5.000	10/01/2023	709,030
780,000	5.000	10/01/2024	896,386
275,000	5.000	10/01/2025	326,738

Municipal Bonds – (continued)
Florida – (continued)
Durbin Crossing Community Development District Special Assessment Refunding Senior Series 2017 A-1 (AGM) (AA/NR)
1,495,000	2.125	05/01/2021	1,496,520
Enclave at Black Point Marina Community Development District Special Assessment Refunding & Improvement Series 2017 (BBB/NR)
120,000	3.000	05/01/2021	120,211
125,000	3.000	05/01/2022	127,484
130,000	3.000	05/01/2023	136,101
Fiddlers Creek Community Development District No. 2 Special Assessment Refunding Series 2019 (NR/NR)
2,710,000	4.250	05/01/2029	3,015,680
Fishhawk Ranch Community Development District Special Assessment Refunding Bonds Series 2020 (AGM) (AA/NR)
255,000	2.000	11/01/2021	256,933
260,000	2.000	11/01/2022	264,823
265,000	2.000	11/01/2023	273,715
270,000	2.000	11/01/2024	280,944
275,000	2.000	11/01/2025	286,976
280,000	2.000	11/01/2026	291,819
290,000	2.000	11/01/2027	298,817
295,000	2.000	11/01/2028	300,332
300,000	2.000	11/01/2029	302,099
305,000	2.125	11/01/2030	307,123
Florida Department of Management Services COPS Refunding Series 2018 A (AA+/Aa1)
10,000,000	5.000	11/01/2022	10,713,643
Florida Development Finance Corp. RB for Imagine School at Broward Series 2019 A (NR/Baa3)(e)
300,000	2.625	12/15/2024	307,230
Florida Development Finance Corp. RB Refunding for Nova Southeastern University, Inc. Series 2020 A (A-/Baa1)
350,000	5.000	04/01/2022	364,876
350,000	5.000	04/01/2023	379,601
530,000	5.000	04/01/2024	593,433
200,000	5.000	04/01/2025	230,559
Florida Development Finance Corp. RB Refunding for Nova Southeastern University, Inc. Series 2020 A (A-/WR)
400,000	5.000	04/01/2021	400,000
Florida State GO Refunding Bonds Series 2015 F (AAA/Aaa)
5,015,000	5.000	06/01/2028	5,911,907
Fontainbleau Lakes Community Development District Special Assessment RB Refunding Series 2016 (BBB+/NR)
230,000	2.000	05/01/2021	230,267
235,000	2.500	05/01/2022	239,129
245,000	2.500	05/01/2023	254,447
245,000	2.500	05/01/2024	257,060
255,000	2.750	05/01/2025	271,979
260,000	3.000	05/01/2026	283,190
Fort Lauderdale RB Refunding Series 2020 (AAA/Aa2)
18,650,000	1.150	01/01/2026	18,618,907
Greater Orlando Aviation Authority RB Refunding Series 2012 A (A+/Aa3)
855,000	5.000	10/01/2021	875,087
Hawks Point Community Development District Special Assessment Refunding Senior Series 2017 A-1 (A-/NR)(e)
235,000	3.500	05/01/2021	235,535
245,000	3.500	05/01/2022	251,861
250,000	3.500	05/01/2023	265,420

The accompanying notes are an integral part of these financial statements.	163

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Heritage Isle at Viera Community Development District Special Assessment Refunding Series 2017 (AGM) (AA/NR)
$190,000	4.000%	05/01/2021	$190,447
200,000	4.000	05/01/2022	206,164
205,000	4.000	05/01/2023	217,781
Herons Glen Recreation District Special Assessment Refunding Bonds Series 2020 (BAM) (AA/NR)
305,000	2.500	05/01/2021	305,426
225,000	2.500	05/01/2022	229,391
230,000	2.500	05/01/2023	238,000
200,000	2.500	05/01/2024	208,728
175,000	2.500	05/01/2025	183,484
200,000	2.500	05/01/2026	211,006
Highlands Community Development District Special Assessment Refunding Series 2016 (BBB/NR)
290,000	2.250	05/01/2021	290,332
295,000	2.250	05/01/2022	298,605
305,000	2.500	05/01/2023	316,184
315,000	2.750	05/01/2024	332,101
320,000	3.000	05/01/2025	343,690
Hillsborough County Aviation Authority RB for Tampa International Airport Series 2015 A (AMT) (A+/Aa3)
10,000,000	5.000	10/01/2040	11,330,017
JEA Water & Sewer System RB Refunding Series 2020 A (AA+/Aa3)
910,000	5.000	10/01/2023	1,015,566
JEA Water & Sewer System RB Series 2006 B (NATL-RE) (AA+/Aa3)(c)
645,000	(MUNI-CPI + 0.99%), 2.361	10/01/2021	650,386
670,000	(MUNI-CPI + 1.00%), 2.371	10/01/2022	685,851
Lake Frances Community Development District Special Assessment Refunding Series 2018 (BBB-/NR)
75,000	3.000	05/01/2021	75,142
79,000	3.000	05/01/2022	80,869
82,000	3.000	05/01/2023	86,109
81,000	3.000	05/01/2024	86,671
84,000	3.000	05/01/2025	91,057
Lakeshore Ranch Community Development District Senior Special Assessment Refunding Series 2019 A-1 (BBB+/NR)
250,000	3.000	05/01/2021	250,393
135,000	3.000	05/01/2022	137,464
270,000	3.000	05/01/2023	281,818
355,000	3.000	05/01/2024	375,402
Lakewood Ranch Stewardship District Special Assessment RB Refunding for Country Club East Project Series 2020 (AGM) (AA/NR)
275,000	5.000	05/01/2021	275,859
435,000	5.000	05/01/2022	454,656
460,000	5.000	05/01/2023	502,378
485,000	5.000	05/01/2024	548,235
335,000	5.000	05/01/2025	390,316
355,000	4.500	05/01/2026	415,091

Municipal Bonds – (continued)
Florida – (continued)
Lee County Moody River Estates Community Development District Special Assessment Refunding Senior Series 2017 A-1 (A-/NR)
290,000	3.500	05/01/2021	290,635
300,000	3.500	05/01/2022	308,369
305,000	3.500	05/01/2023	323,486
320,000	3.500	05/01/2024	347,873
Miami Special Obligation Non-Ad Valorem RB for Port of Miami Tunnel Project Series 2012 (AA-/Aa3)(e)
2,770,000	5.000	03/01/2022	2,881,953
Miami-Dade County Industrial Development Authority Solid Waste Disposal RB Refunding for Waste Management, Inc. Project Series 2018 A (AMT) (A-/NR)(a)
15,065,000	(SIFMA Municipal Swap Index Yield + 0.80%), 0.870	11/01/2021	15,067,239
New River Community Development District Special Assessment Refunding Senior Lien Series 2020 A-1 (BBB/NR)(e)
105,000	3.500	05/01/2021	105,173
110,000	3.500	05/01/2022	112,177
115,000	3.500	05/01/2023	120,435
120,000	3.500	05/01/2024	127,616
125,000	3.500	05/01/2025	134,919
North Broward Hospital District RB Refunding for Broward Health Series 2017 B (BBB+/Baa2)
1,000,000	5.000	01/01/2022	1,031,851
Oak Creek Community Development District Special Assessment Refunding Bonds Series 2015 A-1 (A+/NR)
185,000	3.750	05/01/2024	199,696
Palm Glades Community Development District Senior Special Assessment Bonds Series 2018 A-1 (A/NR)
190,000	3.000	11/01/2021	192,589
195,000	3.000	11/01/2022	202,156
205,000	3.000	11/01/2023	216,796
210,000	3.000	11/01/2024	226,348
Parkway Center Community Development District Special Assessment for Amenity Projects Series 2018-2 (A-/NR)
85,000	3.500	05/01/2021	85,144
85,000	3.500	05/01/2022	86,746
90,000	3.500	05/01/2023	94,614
95,000	3.500	05/01/2024	101,652
Parkway Center Community Development District Special Assessment Refunding Series 2018-1 (BBB/NR)
235,000	3.500	05/01/2023	245,663
245,000	3.500	05/01/2024	260,626
255,000	3.500	05/01/2025	274,711
Paseo Community Development District Capital Improvement RB Refunding Series 2018 (A-/NR)
395,000	4.000	05/01/2021	395,818
410,000	4.000	05/01/2022	421,036
425,000	4.000	05/01/2023	451,045
Pine Ridge Plantation Community Development District Special Assessment Refunding Bonds 2020 A-1 (AGM) (AA/NR)
455,000	3.000	05/01/2021	455,749
500,000	3.000	05/01/2024	532,960
515,000	2.000	05/01/2025	534,569
520,000	2.000	05/01/2026	539,550
535,000	2.000	05/01/2027	551,847

164	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Polk County School District COPS Refunding Series 2020 B (NR/Aa3)
$1,695,000	5.000%	01/01/2025	$1,958,052
River Bend Community Development District Special Assessment RB Refunding Senior Series 2016 A-1 (A-/NR)
375,000	2.000	05/01/2021	375,454
385,000	2.500	05/01/2022	392,305
395,000	2.500	05/01/2023	411,315
405,000	2.500	05/01/2024	426,199
415,000	2.750	05/01/2025	444,348
425,000	3.000	05/01/2026	465,102
Sarasota National Community Development District Special Assessment Refunding Bonds Series 2020 (NR/NR)
250,000	3.000	05/01/2021	250,344
760,000	3.000	05/01/2022	773,463
400,000	3.000	05/01/2023	411,532
380,000	3.000	05/01/2024	393,220
240,000	3.000	05/01/2025	248,576
School District of Broward County COPS Series 2012 A (NR/NR)(d)
7,310,000	5.000	07/01/2022	7,742,981
South Fork East Community Development District Capital Improvement RB Refunding Series 2017 (BBB/NR)
395,000	2.625	05/01/2021	395,535
405,000	2.875	05/01/2022	411,637
South Kendall Community Development District Special Assessment Refunding Series 2016 (BBB/NR)
330,000	2.250	11/01/2021	332,764
335,000	2.250	11/01/2022	340,987
South Village Community Development District Capital Improvement and Special Assessment Refunding Senior Lien Series 2016 A-1 (A/NR)
100,000	2.000	05/01/2021	100,111
100,000	2.125	05/01/2022	100,993
100,000	2.375	05/01/2023	102,887
100,000	2.500	05/01/2024	104,086
100,000	2.750	05/01/2025	105,878
100,000	3.000	05/01/2026	107,690
South-Dade Venture Community Development District Special Assessment RB Refunding Series 2012 (BBB/NR)
375,000	4.375	05/01/2021	375,988
390,000	4.500	05/01/2022	403,880
State Board of Administration Finance Corp. Taxable RB Series 2020 A (AA/Aa3)
8,200,000	1.258	07/01/2025	8,276,061
State of Florida GO Refunding Bonds Series 2021 A (AAA/Aaa)
7,675,000	5.000	06/01/2025	9,099,730
8,070,000	5.000	06/01/2026	9,882,219
Stonebrier Community Development District Special Assessment Refunding Series 2016 (A-/NR)
255,000	2.250	05/01/2021	255,247
260,000	2.250	05/01/2022	263,932
Summerville Community Development District Special Assessment Refunding Series 2020 (NR/NR)
109,000	3.000	05/01/2022	110,708
118,000	3.000	05/01/2024	121,427
121,000	3.000	05/01/2025	124,511
725,000	3.500	05/01/2031	764,184
787,000	4.000	05/01/2036	834,561

Municipal Bonds – (continued)
Florida – (continued)
Talis Park Community Development District Capital Improvement RB Refunding Senior Series 2016 A-1 (BBB+/NR)
180,000	2.250	05/01/2021	180,244
185,000	2.250	05/01/2022	187,678
The Lee County School Board COPS Series 2020 A (AA-/Aa3)
195,000	5.000	08/01/2021	198,032
360,000	5.000	08/01/2022	382,756
640,000	5.000	08/01/2023	708,675
420,000	5.000	08/01/2024	482,055
520,000	5.000	08/01/2025	616,041
The Miami-Dade County School Board GO Bonds Series 2014 A (AA-/Aa3)
2,920,000	5.000	03/15/2029	3,295,796
Tolomato Community Development District Special Assessment GO Refunding Bonds Senior Lien Series 2018 A-1 (AGM) (AA/NR)
990,000	2.125	05/01/2021	991,187
1,015,000	2.250	05/01/2022	1,034,189
1,040,000	2.500	05/01/2023	1,079,447
Trails at Monterey Community Development District Special Assessment Refunding Series 2012 (A-/NR)
115,000	3.750	05/01/2021	115,284
125,000	3.875	05/01/2022	129,000
125,000	4.000	05/01/2023	129,516
135,000	4.125	05/01/2024	140,267
140,000	4.150	05/01/2025	145,189
145,000	4.250	05/01/2026	150,277
Two Creeks Community Development District RB Refunding for Capital Improvement Senior Lien Series 2016 A-1 (A/NR)
345,000	2.250	05/01/2021	345,440
Verano #1 Community Development District Senior Special Assessment Refunding for Community Infrastructure Project Series 2017 A-1 (BBB/NR)(e)
315,000	2.750	05/01/2021	315,499
325,000	3.000	05/01/2022	331,703
335,000	3.100	05/01/2023	350,915
Viera East Community Development District Special Assessment Bonds Series 2020 (AGM) (AA/NR)
475,000	2.000	05/01/2023	484,775
490,000	2.000	05/01/2024	501,749
500,000	2.000	05/01/2025	511,145
795,000	2.000	05/01/2026	808,365
Villa Portofino West Community District Special Assessment Refunding Series 2020 (NR/NR)
172,000	3.000	05/01/2021	172,212
158,000	3.000	05/01/2022	160,476
165,000	3.000	05/01/2023	169,110
171,000	3.000	05/01/2024	175,966
177,000	3.000	05/01/2025	182,136
973,000	3.500	05/01/2030	1,014,237
1,433,000	4.000	05/01/2036	1,519,600
Village Community Development District No. 10 Special Assessment RB Series 2012 (NR/NR)
460,000	4.500	05/01/2023	474,550

The accompanying notes are an integral part of these financial statements.	165

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Florida – (continued)
Village Community Development District No. 6 Special Assessment RB Refunding Series 2017 (A-/NR)
$325,000	4.000%	05/01/2021	$325,781
350,000	4.000	05/01/2022	361,550
365,000	4.000	05/01/2023	387,290
390,000	4.000	05/01/2024	423,053
310,000	4.000	05/01/2025	342,125
Village Community Development District No. 8 Special Assessment RB Phase II Series 2020 (AGM) (AA/NR)
660,000	5.000	05/01/2021	662,041
645,000	5.000	05/01/2022	673,719
680,000	5.000	05/01/2023	737,047
720,000	5.000	05/01/2024	804,765
750,000	5.000	05/01/2025	859,890
790,000	5.000	05/01/2026	925,689
Village Community Development District No. 8 Special Assessment RB Phase III Series 2020 (AGM) (AA/NR)
595,000	5.000	05/01/2021	596,840
580,000	5.000	05/01/2022	605,761
610,000	5.000	05/01/2023	661,569
645,000	5.000	05/01/2024	721,559
670,000	5.000	05/01/2025	769,030
705,000	5.000	05/01/2026	827,220
Vizcaya In Kendall Community Development District Special Assessment Bonds Series 2016 (BBB-/NR)
205,000	2.250	11/01/2021	206,563
210,000	2.250	11/01/2022	213,127
215,000	2.500	11/01/2023	222,793
Volusia County School Board COPS Series 2019 (NR/Aa3)
1,350,000	5.000	08/01/2021	1,370,992
1,255,000	5.000	08/01/2022	1,334,329
1,250,000	5.000	08/01/2023	1,373,713
Waters Edge Community Development District Capital Improvement RB Refunding Senior Lien Series 2015 A-1 (BBB+/NR)
400,000	2.625	05/01/2021	400,641

			311,798,615

Georgia – 4.0%
Bartow County Development Authority RB for Georgia Power Co. Series 2013 (A-/Baa1)(a)(b)
6,360,000	1.550	08/19/2022	6,463,498
Brookhaven Development Authority RB for Children’s Healthcare of Atlanta Obligated Group Series 2019 A (AA+/Aa2)
1,500,000	5.000	07/01/2022	1,589,815
1,585,000	5.000	07/01/2023	1,752,782
1,500,000	5.000	07/01/2024	1,722,498
Burke County Development Authority Pollution Control RB for Georgia Power Company Plant Vogtle Project Fifth Series 1994 (A-/Baa1)(a)(b)
3,975,000	2.150	06/13/2024	4,157,715
Burke County Development Authority Pollution Control RB for Georgia Power Company Plant Vogtle Project Fourth Series 1994 (A-/Baa1)(a)(b)
2,115,000	2.250	05/25/2023	2,193,521

Municipal Bonds – (continued)
Georgia – (continued)
Burke County Development Authority Pollution Control RB for Georgia Power Company Plant Vogtle Project Second Series 2008 (A-/NR)(a)(b)
4,000,000	2.925	03/12/2024	4,263,750
Burke County Development Authority Pollution Control RB for Georgia Power Company Series 1994 (A-/Baa1)(a)(b)
80,000	2.150	06/13/2024	83,677
Burke County Development Authority Pollution Control RB for Oglethorpe Power Corp. Series 2013 A (BBB+/Baa1)(a)(b)
2,000,000	1.500	02/03/2025	2,039,465
Burke County Development Authority Pollution Control RB for Oglethorpe Power Corp. Vogtle Series 2017 F (A-/Baa1)(a)(b)
29,150,000	3.000	02/01/2023	30,399,579
Burke County Development Authority Pollution Control RB Refunding for Georgia Power Co. Series 2012 (A-/Baa1)(a)(b)
6,045,000	1.550	08/19/2022	6,143,371
23,865,000	1.700	08/22/2024	24,646,474
Carroll County School District GO Bonds Series 2020 (ST AID WITHHLDG) (NR/Aa1)
200,000	5.000	04/01/2024	227,754
220,000	5.000	04/01/2025	259,276
City of Atlanta Department of Aviation RB Refunding Series 2020 A (AA-/Aa3)
1,985,000	5.000	07/01/2024	2,278,746
4,900,000	5.000	07/01/2025	5,809,946
5,500,000	5.000	07/01/2026	6,726,026
City of Atlanta Department of Aviation RB Refunding Series 2020 B (AMT) (AA-/Aa3)
1,280,000	5.000	07/01/2024	1,461,398
2,000,000	5.000	07/01/2025	2,353,919
2,410,000	5.000	07/01/2026	2,915,407
City of Atlanta Tax Allocation Refunding Bonds for Atlantic Station Project Series 2017 (BBB/A3)
575,000	5.000	12/01/2021	591,099
500,000	5.000	12/01/2022	534,893
500,000	5.000	12/01/2023	554,533
Cobb County Kennestone Hospital Authority RB Refunding for WellStar Health System Obligated Group Series 2020 A (A/A2)
150,000	5.000	04/01/2023	163,738
200,000	5.000	04/01/2025	233,889
Cobb County Kennestone Hospital Authority RB Refunding for WellStar Health System Obligated Group Series 2021 (A/A2)
700,000	5.000	04/01/2022	732,247
600,000	5.000	04/01/2023	654,954
650,000	5.000	04/01/2024	736,244
950,000	5.000	04/01/2025	1,110,972
County of DeKalb Water & Sewerage RB Series 2011 (A+/Aa3)
12,775,000	5.250	10/01/2041	13,079,415
County of Forsyth GO Sales Tax Bonds Series 2019 (AAA/Aaa)
8,025,000	5.000	09/01/2024	9,292,705
De Kalb County School District GO Sales Tax Bonds Series 2017 (ST AID WITHHLDG) (AA+/Aa1)
25,000,000	4.000	10/01/2021	25,468,957
18,845,000	4.000	10/01/2022	19,909,087
De Kalb Private Hospital Authority RB for Children’s Healthcare of Atlanta Obligated Group Series 2019 B (AA+/Aa2)
1,000,000	5.000	07/01/2023	1,105,856

166	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Georgia – (continued)
Fayette County Hospital Authority RB Refunding for Piedmont Healthcare, Inc. Obligated Group Series 2019 A (AA-/A1)(a)(b)
$1,100,000	5.000%	07/01/2024	$1,233,558
Georgia State GO Bonds Series 2020 A (AAA/Aaa)
37,585,000	5.000	08/01/2024	43,394,198
Georgia State GO Refunding Bonds Series 2011 E-2 (AAA/Aaa)
9,265,000	5.000	09/01/2021	9,449,793
Georgia State Road & Tollway Authority RB Refunding Series 2011 B (AAA/Aaa)
5,445,000	5.000	10/01/2021	5,575,645
Henry County School District GO Bonds Series 2018 (ST AID WITHHLDG) (AA+/Aa1)
3,250,000	5.000	08/01/2021	3,300,966
5,340,000	5.000	08/01/2022	5,680,490
Main Street Natural Gas, Inc. Gas Supply RB Series 2018 A (NR/Aa2)(a)(b)
56,500,000	4.000	09/01/2023	61,010,305
Main Street Natural Gas, Inc. Gas Supply RB Series 2019 A (A-/A3)
750,000	5.000	05/15/2021	753,964
1,000,000	5.000	05/15/2022	1,051,720
1,500,000	5.000	05/15/2023	1,644,262
1,500,000	5.000	05/15/2024	1,701,203
Main Street Natural Gas, Inc. Gas Supply RB Series 2019 B (NR/Aa1)(a)(b)
60,465,000	4.000	12/02/2024	67,293,657
Metropolitan Atlanta Rapid Transit Authority Sales Tax RB Refunding Series 2018 A (AA+/Aa2)
25,580,000	3.000	07/01/2022	26,475,484
Milledgeville & Baldwin County Development Authority Student Housing RB Refunding for Georgia College & State University Foundation Property V, LLC Project Series 2007 (AMBAC) (A+/WR)(c)
14,565,000	(3 Mo. LIBOR + 0.60%), 0.759	10/01/2024	14,578,078
Municipal Electric Authority of Georgia RB Refunding for Combined Cycle Project Series 2020 A (A-/A1)
1,300,000	3.000	11/01/2021	1,320,503
1,250,000	3.000	11/01/2022	1,302,091
2,650,000	4.000	11/01/2023	2,896,209
3,000,000	4.000	11/01/2024	3,363,837
800,000	4.000	11/01/2025	916,156
800,000	5.000	11/01/2026	977,175
Municipal Electric Authority of Georgia RB Refunding Series 2020 A (A-/A2)
2,875,000	5.000	01/01/2022	2,974,425
3,875,000	5.000	01/01/2023	4,183,550
2,250,000	5.000	01/01/2024	2,523,187
Municipal Electric Authority of Georgia RB Series 2007 A-2 (NATL-RE) (A-/A2)(c)
1,410,000	(MUNI-CPI + 1.05%), 2.497	01/01/2022	1,426,234
Municipal Electric Authority RB Refunding Series 2019 A (A-/A2)
1,090,000	5.000	01/01/2022	1,127,695
900,000	5.000	01/01/2023	971,663

Municipal Bonds – (continued)
Georgia – (continued)
Private Colleges & Universities Authority RB Refunding for Emory University Series 2020 B (AA/Aa2)
12,250,000	5.000	09/01/2025	14,615,583
Richmond County Development Authority RB Subordinate Series 1991 C (ETM) (NR/Aaa)(d)(f)
10,130,000	0.000	12/01/2021	10,120,711
Savannah Economic Development Authority Pollution Control RB Refunding for International Paper Company Series 2019 B (BBB/Baa2)
6,090,000	1.900	08/01/2024	6,311,200
Savannah Economic Development Authority RB Refunding for International Paper Co. Series 2019 A (BBB/Baa2)(a)(b)
425,000	2.000	10/01/2024	442,662
The Dalton City Board of Water Light & Sinking Fund Commissioners RB Series 2020 (A-/A2)
325,000	5.000	03/01/2022	338,347
500,000	5.000	03/01/2023	543,316
350,000	5.000	03/01/2024	394,726
400,000	5.000	03/01/2025	465,571

			482,015,370

Guam – 0.1%
A.B. Won Pat International Airport Authority RB Refunding General Series 2019 A (AMT) (BB+/Baa2)
1,000,000	5.000	10/01/2022	1,044,993
825,000	5.000	10/01/2023	881,126
A.B. Won Pat International Airport Authority Taxable Refunding RB General Series 2019 B (BB+/Baa2)
3,350,000	3.133	10/01/2024	3,320,453
2,000,000	3.319	10/01/2025	1,963,041
Guam Government Privilege Special Tax Refunding Bonds Series 2015 D (BB/NR)
3,775,000	5.000	11/15/2021	3,871,976
Guam International Airport Authority RB Refunding for Series 2013 C (AMT) (ETM) (AGM-CR) (AA/A2)(d)
1,060,000	5.000	10/01/2021	1,084,373
Guam Power Authority RB Refunding Series 2012 A (AGM) (AA/A2)
1,535,000	5.000	10/01/2030	1,624,845
Guam Waterworks Authority RB for Water & Wastewater System Series 2016 (A-/Baa2)
310,000	5.000	07/01/2021	313,311
500,000	5.000	07/01/2022	527,504
Guam Waterworks Authority RB Refunding for Water & Wastewater System Series 2017 (A-/Baa2)
400,000	5.000	07/01/2021	404,272
400,000	5.000	07/01/2022	422,004
500,000	5.000	07/01/2023	547,611
400,000	5.000	07/01/2024	451,724
Port Authority of Guam Private Activity RB Series 2018 B (AMT) (A/Baa2)
800,000	5.000	07/01/2022	836,869
500,000	5.000	07/01/2023	539,238

			17,833,340

The accompanying notes are an integral part of these financial statements.	167

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Hawaii – 0.3%
City & County Honolulu RB for Wastewater System Series 2019 A (AA/Aa2)
$500,000	5.000%	07/01/2021	$505,838
500,000	5.000	07/01/2022	530,067
200,000	5.000	07/01/2023	221,409
City & County Honolulu RB Refunding for Wastewater System Series 2019 B (AA/Aa2)
720,000	5.000	07/01/2021	728,406
Hawaii State GO Bonds Series 2011 DZ (NR/NR)(d)
3,185,000	5.000	12/01/2021	3,286,386
Hawaii State GO Bonds Series 2013 EH (NR/NR)(d)
6,125,000	5.000	08/01/2023	6,801,250
Hawaii State GO Refunding Bonds Series 2016 FH (AA+/Aa2)
7,545,000	3.000	10/01/2021	7,650,422
Honolulu City & County GO Bonds Series 2012 A (NR/Aa1)(d)
3,620,000	5.000	11/01/2022	3,897,394
Honolulu City & County GO Bonds Series 2012 B (AA+/Aa1)
3,060,000	5.000	11/01/2022	3,292,968
Honolulu City & County GO Bonds Series 2017 A (AA+/Aa1)
4,370,000	5.000	09/01/2021	4,456,798
State of Hawaii Airports System RB Refunding Series 2020 E (A+/A1)
910,000	1.392	07/01/2025	914,049
1,350,000	1.706	07/01/2026	1,359,215
State of Hawaii Airports System Revenue COPS Series 2013 (AMT) (A/A2)
3,065,000	5.000	08/01/2023	3,375,832

			37,020,034

Idaho – 0.0%
Idaho Health Facilities Authority RB Refunding for Trinity Health Corp. Obligated Group Series 2015 D (AA-/Aa3)
1,170,000	5.500	12/01/2026	1,402,138

Illinois – 7.3%
Champaign County Community Unit School District No. 4 Champaign GO Bonds Series 2020 A (AA/NR)(f)
100,000	0.000	01/01/2022	99,693
100,000	0.000	01/01/2023	99,046
385,000	0.000	01/01/2024	377,613
480,000	0.000	01/01/2025	464,152
Champaign County Community Unit School District No. 4 Champaign GO Refunding Bonds Series 2020 B (AA/NR)
770,000	5.000	01/01/2022	797,039
550,000	5.000	01/01/2023	594,998
270,000	5.000	01/01/2024	303,176
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1998 B-1 (NATL-RE) (BB-/Baa2)(f)
540,000	0.000	12/01/2026	491,129
450,000	0.000	12/01/2027	396,961
460,000	0.000	12/01/2029	377,995
Chicago Illinois Board of Education GO Bonds Series 1999 A (NATL-RE) (BB-/Baa2)(f)
9,285,000	0.000	12/01/2024	8,862,580

Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois Board of Education Unlimited Tax GO Bonds for Capital Appreciation Boards School Reform Series 1998 B-1 (NATL-RE) (BB-/Baa2)(f)
4,300,000	0.000	12/01/2022	4,240,897
550,000	0.000	12/01/2025	513,258
Chicago Illinois Board of Education Unlimited Tax GO Refunding Bonds for Dedicated Revenues Series 2018 A (AGM) (AA/NR)
500,000	5.000	12/01/2022	535,839
5,000,000	5.000	12/01/2023	5,559,312
7,675,000	5.000	12/01/2024	8,798,688
2,500,000	5.000	12/01/2025	2,947,424
1,270,000	5.000	12/01/2026	1,534,306
Chicago Illinois Capital Appreciation GO Refunding Bonds and Project Series 2009 C (BBB+/Ba1)(f)
4,645,000	0.000	01/01/2023	4,520,259
Chicago Illinois Emergency Telephone System GO Refunding Bonds Series 1999 (NATL-RE) (BBB+/Baa2)
6,935,000	5.500	01/01/2023	7,326,027
Chicago Illinois GO Bonds Project and Refunding RMKT 05/29/15 Series 2003 B (BBB+/Ba1)
4,995,000	5.000	01/01/2023	5,322,318
Chicago Illinois GO Bonds Project and Refunding Series 2014 A (BBB+/Ba1)
2,125,000	5.000	01/01/2022	2,188,668
Chicago Illinois GO Bonds Project Series 2011 A (BBB+/Ba1)
15,460,000	5.000	01/01/2040	15,486,740
Chicago Illinois GO Bonds Series 2019 (BBB+/NR)
3,775,000	5.000	01/01/2027	4,453,651
Chicago Illinois GO Refunding Bonds Series 2012 C (BBB+/Ba1)
14,455,000	5.000	01/01/2022	14,962,590
Chicago Illinois Midway Airport RB Refunding for Second Lien Series 2016 A (AMT) (A-/NR)
3,240,000	5.000	01/01/2024	3,617,388
Chicago Illinois Midway Airport RB Refunding Second Lien Series 2014 B (A-/A3)
5,055,000	5.000	01/01/2027	5,665,816
Chicago Illinois O’Hare International Airport RB Refunding for General Airport Senior Lien Series 2013 B (A/A2)
1,025,000	5.000	01/01/2023	1,109,047
1,605,000	5.000	01/01/2024	1,737,145
1,485,000	5.000	01/01/2026	1,602,930
Chicago Illinois O’Hare International Airport RB Refunding for General Airport Senior Lien Series 2020 D (A/NR)
1,750,000	0.959	01/01/2023	1,761,229
1,500,000	1.168	01/01/2024	1,513,933
7,800,000	1.368	01/01/2025	7,871,949
Chicago Illinois O’Hare International Airport RB Refunding Series 2015 A (AMT) (A/NR)
7,025,000	5.000	01/01/2034	8,017,447
Chicago Illinois Sales Tax RB Series 2011 A (WD/WR)(d)
5,000,000	5.250	01/01/2022	5,190,520
Chicago Illinois Wastewater Transmission RB Refunding Second Lien Series 2017 B (A/NR)
1,450,000	5.000	01/01/2022	1,498,382
100,000	5.000	01/01/2023	107,763

168	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
Chicago Illinois Wastewater Transmission RB Second Lien Series 2017 A (A/NR)
$1,660,000	5.000%	01/01/2022	$1,715,390
Chicago Illinois Water RB Refunding Second Lien Project RMKT 05/23/16 Series 2004 (A/NR)
6,000,000	5.000	11/01/2021	6,155,468
Chicago Illinois Waterworks RB Refunding Second Lien Project Series 2017-2 (A/NR)
1,000,000	5.000	11/01/2021	1,025,911
Chicago O’Hare International Airport Customer Facility Charge RB Series 2013 (BBB/Baa1)
1,025,000	5.750	01/01/2038	1,104,228
Chicago O’Hare International Airport Passenger Facility Charge RB Refunding Series 2012 A (A/A2)
1,195,000	5.000	01/01/2026	1,236,810
Chicago O’Hare International Airport Passenger Facility Charge RB Refunding Series 2012 B (AMT) (A/A2)
5,000,000	5.000	01/01/2026	5,169,997
2,980,000	4.000	01/01/2027	3,051,724
5,790,000	5.000	01/01/2030	5,972,809
Chicago O’Hare International Airport RB for Senior Lien Series 2017 E (A/NR)
3,275,000	5.000	01/01/2025	3,804,316
Chicago O’Hare International Airport RB Refunding Series 2015 B (A/NR)
6,030,000	5.000	01/01/2025	7,004,589
Chicago Park District GO Refunding Bonds Series 2020 F-2 (AA-/NR)
350,000	5.000	01/01/2025	400,692
475,000	5.000	01/01/2026	559,132
Chicago Transit Authority Sales Tax Receipts Fund RB Refunding Series 2020 B (AA/NR)
1,215,000	1.708	12/01/2022	1,234,351
1,405,000	1.838	12/01/2023	1,435,920
1,605,000	2.064	12/01/2024	1,645,112
1,660,000	2.214	12/01/2025	1,694,968
City of Chicago GO Refunding Bonds Series 2014 A (BBB+/Ba1)
500,000	5.000	01/01/2024	549,784
City of Chicago GO Refunding Bonds Series 2016 C (BBB+/NR)
5,450,000	5.000	01/01/2022	5,613,290
10,040,000	5.000	01/01/2023	10,697,912
City of Chicago GO Refunding Bonds Series 2016 C (ETM) (NR/NR)(d)
10,550,000	5.000	01/01/2022	10,924,481
5,020,000	5.000	01/01/2023	5,434,378
City of Chicago GO Refunding Bonds Series 2020 A (BBB+/NR)
4,675,000	5.000	01/01/2026	5,405,451
Cook County Community Consolidated School District No. 59 Elk Grove GO Bonds Series 2020 (AAA/NR)
1,250,000	4.000	03/01/2023	1,339,549
1,600,000	4.000	03/01/2024	1,768,195
Cook County Community School District No. 97 Oak Park GO Bonds Series 2020 (NR/Aa2)
200,000	4.000	01/01/2022	205,547
590,000	4.000	01/01/2023	627,724
190,000	4.000	01/01/2024	208,292

Municipal Bonds – (continued)
Illinois – (continued)
Cook County School District No. 95 GO Refunding Bonds for Brookfield-Lagrange Park Project Series 2017 A (NR/Aa2)
710,000	4.000	12/01/2021	726,430
800,000	4.000	12/01/2022	845,282
Cook Kane Lake & McHenry Counties Community College District No. 512 GO Refunding Bonds for William Rainey Harper College Series 2017 B (NR/Aaa)
9,000,000	5.000	12/01/2022	9,726,166
County of Will Illinois GO Bonds Series 2016 (AA+/Aa1)(d)
12,000,000	5.000	11/15/2025	14,470,598
DeKalb Kane & LaSalle Counties Etc. Community College District No. 523 Kishwaukee GO Refunding Bonds Series 2020 (AA-/NR)
500,000	1.960	02/01/2024	514,266
Illinois Development Finance Authority RB for United Community & Housing Development Corp. Series 1991 A (ETM) (AA+/NR)(d)(f)
19,705,000	0.000	07/15/2023	19,535,338
Illinois Finance Authority Charter School RB Refunding & Improvement Bonds for Chicago International Charter School Project Series 2017 A (BBB/NR)
425,000	4.000	12/01/2021	430,053
300,000	5.000	12/01/2022	313,525
450,000	5.000	12/01/2023	490,253
Illinois Finance Authority RB for Northwestern Memorial Healthcare Obligated Group Series 2017 B (AA+/Aa2)(a)(b)
5,000	5.000	12/15/2022	5,383
Illinois Finance Authority RB for Presbyterian Homes Obligated Group Series 2021 B (A-/NR)(a)
2,250,000	(SIFMA Municipal Swap Index Yield + 0.70%), 0.770	05/01/2026	2,250,002
Illinois Finance Authority RB for Trinity Health Credit Group Series 2011 L (AA-/Aa3)(d)
7,050,000	5.000	12/01/2021	7,274,418
Illinois Finance Authority RB for University of Illinois Series 2020 (BBB+/NR)
250,000	5.000	10/01/2024	285,838
250,000	5.000	10/01/2025	294,457
500,000	5.000	10/01/2026	604,360
Illinois Finance Authority RB Refunding for American Water Capital Corp. Project Series 2020 (A/Baa1)(a)(b)
1,890,000	0.700	09/01/2023	1,887,464
Illinois Finance Authority RB Refunding for Franciscan Communities Project Series 2017 A (BBB-/NR)
1,125,000	3.250	05/15/2022	1,133,214
Illinois Finance Authority RB Refunding for Illinois Institute of Technology Series 2019 (NR/Baa3)
1,000,000	5.000	09/01/2021	1,017,749
1,000,000	5.000	09/01/2024	1,134,311
600,000	5.000	09/01/2025	700,920
Illinois Finance Authority RB Refunding for Illinois Wesleyan University Series 2016 (A-/Baa2)
500,000	4.000	09/01/2021	506,236
Illinois Finance Authority RB Refunding for Northwestern Memorial Healthcare Series 2017 B (AA+/Aa2)(a)(b)
8,385,000	5.000	12/15/2022	9,027,154

The accompanying notes are an integral part of these financial statements.	169

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
Illinois Finance Authority RB Refunding for OSF Healthcare System Obligated Group Series 2020 B-1 (A/A3)(a)(b)
$3,500,000	5.000%	11/15/2024	$3,969,473
Illinois Finance Authority RB Refunding for OSF Healthcare System Obligated Group Series 2020 B-2 (A/A3)(a)(b)
4,500,000	5.000	11/15/2026	5,380,283
Illinois Finance Authority RB Refunding for Swedish Covenant Health Obligated Group Series 2016 A (AA-/NR)(d)
7,375,000	5.250	08/15/2026	9,150,728
Illinois Sales Tax Securitization Corp. RB Refunding Second Lien Series 2020 A (AA-/NR)
2,240,000	5.000	01/01/2025	2,570,651
3,055,000	5.000	01/01/2026	3,603,841
Illinois Sales Tax Securitization Corp. RB Refunding Series 2017 A (AA-/NR)
1,000,000	5.000	01/01/2022	1,034,051
1,500,000	5.000	01/01/2023	1,613,714
Illinois Sales Tax Securitization Corp. RB Refunding Series 2018 C (AA-/NR)
4,180,000	5.000	01/01/2025	4,797,018
Illinois Sports Facilities Authority RB Bonds Series 2001 (AMBAC) (BB+/WR)(f)
10,665,000	0.000	06/15/2023	10,359,247
3,235,000	0.000	06/15/2025	3,001,206
Illinois Sports Facilities Authority Refunding Bonds Series 2014 (AGM) (AA/NR)
10,150,000	5.250	06/15/2032	11,288,650
Illinois State GO Bonds Series 2013 (BBB-/Baa3)
4,100,000	5.500	07/01/2024	4,503,413
2,200,000	5.500	07/01/2026	2,406,274
3,425,000	5.500	07/01/2027	3,732,906
Illinois State GO Bonds Series 2014 (BBB-/Baa3)
3,255,000	5.000	05/01/2024	3,646,996
Illinois State GO Bonds Series 2016 (BBB-/Baa3)
5,000,000	5.000	01/01/2024	5,549,473
Illinois State GO Bonds Series 2017 A (BBB-/Baa3)
1,615,000	5.000	12/01/2025	1,880,973
Illinois State GO Bonds Series 2017 B (BBB-/Baa3)
9,000,000	5.000	12/01/2021	9,260,884
Illinois State GO Bonds Series 2017 D (BBB-/Baa3)
33,615,000	5.000	11/01/2021	34,464,377
49,395,000	5.000	11/01/2022	52,653,687
82,025,000	5.000	11/01/2023	90,379,829
4,850,000	5.000	11/01/2025	5,608,982
21,510,000	5.000	11/01/2026	25,330,903
Illinois State GO Bonds Series 2018 A (BBB-/Baa3)
13,400,000	5.000	05/01/2021	13,443,707
Illinois State GO Bonds Series 2018 B (BBB-/Baa3)
5,000,000	5.000	05/01/2021	5,016,309
Illinois State GO Bonds Series 2019 A (BBB-/Baa3)
4,000,000	5.000	11/01/2024	4,541,845
Illinois State GO Bonds Series 2020 (BBB-/Baa3)
2,000,000	5.125	05/01/2022	2,095,396
2,000,000	5.375	05/01/2023	2,187,482
2,100,000	5.500	05/01/2024	2,384,584

Municipal Bonds – (continued)
Illinois – (continued)
Illinois State GO Bonds Series 2020 D (BBB-/Baa3)
13,000,000	5.000	10/01/2024	14,727,990
Illinois State GO Bonds Series 2021 A (BBB-/Baa3)
2,550,000	5.000	03/01/2022	2,650,508
3,000,000	5.000	03/01/2023	3,239,039
2,500,000	5.000	03/01/2024	2,788,159
2,800,000	5.000	03/01/2025	3,206,230
2,750,000	5.000	03/01/2026	3,218,934
Illinois State GO Bonds Series 2021 B (BBB-/Baa3)
4,000,000	5.000	03/01/2022	4,157,660
3,500,000	5.000	03/01/2023	3,778,879
4,250,000	5.000	03/01/2024	4,739,870
4,500,000	5.000	03/01/2025	5,152,869
4,500,000	5.000	03/01/2026	5,267,347
Illinois State GO Bonds Series 2021 C (BBB-/Baa3)
8,500,000	4.000	03/01/2022	8,758,680
10,000,000	4.000	03/01/2023	10,608,214
6,550,000	4.000	03/01/2024	7,117,770
1,500,000	4.000	03/01/2025	1,660,545
Illinois State GO Refunding Bonds Series 2013 A (BBB-/Baa3)
2,000,000	5.000	04/01/2021	2,000,000
Illinois State GO Refunding Bonds Series 2016 (BBB-/Baa3)
2,360,000	5.000	02/01/2023	2,540,074
10,000,000	5.000	02/01/2025	11,429,218
Illinois State GO Refunding Bonds Series 2018 A (BBB-/Baa3)
2,000,000	5.000	10/01/2024	2,265,845
Illinois State GO Refunding Bonds Series 2019 B (BBB-/Baa3)
7,095,000	5.000	09/01/2025	8,219,946
Illinois State RB Refunding Series 2016 C (BBB/NR)
460,000	4.000	06/15/2024	498,153
Illinois State Sales Tax RB for Build Junior Obligation Series 2013 (BBB/NR)
12,500,000	5.000	06/15/2021	12,599,145
310,000	5.000	06/15/2022	324,443
1,770,000	5.000	06/15/2023	1,912,839
115,000	5.000	06/15/2024	125,169
Illinois State Sales Tax RB Junior Obligation Series 2016 A (BBB/NR)
2,125,000	5.000	06/15/2022	2,224,006
Illinois State Sales Tax RB Refunding Junior Obligation Series 2016 C (BBB/NR)
1,200,000	4.000	06/15/2021	1,207,195
3,225,000	5.000	06/15/2022	3,375,257
Illinois State Sales Tax RB Refunding Junior Obligation Series 2016 D (BBB/NR)
2,675,000	4.000	06/15/2021	2,691,039
Illinois State Sales Tax RB Series 2013 (BBB/NR)
175,000	2.450	06/15/2022	177,086
Illinois State Toll Highway Authority RB Refunding Senior Series 2018 A (AA-/A1)
2,250,000	5.000	01/01/2023	2,434,905
Illinois State Toll Highway Authority RB Refunding Senior Series 2019 C (AA-/A1)
9,395,000	5.000	01/01/2025	10,928,616
Illinois State Toll Highway Authority RB Refunding Series 2014 D (AA-/A1)
18,390,000	5.000	01/01/2024	20,681,876

170	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Illinois – (continued)
Kane County School District No. 129 West Aurora GO Refunding Bonds Series 2015 (AGM) (AA/Aa3)
$425,000	5.000%	02/01/2022	$440,060
Kane County School District No. 131 Aurora East Side GO Refunding Bonds Series 2020 B (AGM) (AA/A1)
510,000	3.000	12/01/2021	518,298
440,000	4.000	12/01/2022	464,080
520,000	5.000	12/01/2023	578,169
McHenry & Kane Counties Community Consolidated School District No. 158 Huntley GO Refunding Bonds Series 2013 (AA/NR)(d)
1,500,000	5.625	01/15/2022	1,564,536
McHenry & Kane Counties Community Consolidated School District No. 158 Huntley GO Refunding Bonds Series 2020 (AA/NR)
400,000	1.045	02/15/2025	399,434
Metropolitan Pier & Exposition Authority RB Refunding for Capital Appreciation for McCormick Place Expansion Series 1996 A (NATL-RE) (BB+/Baa2)(f)
13,455,000	0.000	06/15/2022	13,329,457
Metropolitan Water Reclamation District of Greater Chicago GO Capital Improvement Bonds Series 2011 B (AA/Aa2)
2,000,000	5.000	12/01/2023	2,063,978
Railsplitter Tobacco Settlement Authority Tobacco Settlement RB Series 2010 (WD/NR)(d)
17,325,000	5.500	06/01/2021	17,470,733
Railsplitter Tobacco Settlement Authority Tobacco Settlement RB Series 2017 (A/NR)
5,015,000	5.000	06/01/2022	5,278,002
State of Illinois GO Bonds Series 2014 (BBB-/Baa3)
3,300,000	5.000	02/01/2023	3,551,798
State of Illinois GO Bonds Series 2016 (BBB-/Baa3)
15,000,000	5.000	06/01/2023	16,338,330
State of Illinois GO Bonds Series 2017 A (BBB-/Baa3)
10,490,000	5.000	12/01/2023	11,613,874
State of Illinois GO Unlimited Refunding Bonds Series 2018 B (BBB-/Baa3)
2,000,000	5.000	10/01/2025	2,321,292
University of Illinois Board Trustees COPS RB Refunding Series 2016 A (A-/A1)
5,000,000	5.000	08/15/2021	5,080,857
Western Illinois University RB Refunding Series 2020 (BAM) (AA/NR)
1,100,000	4.000	04/01/2021	1,100,000
1,000,000	4.000	04/01/2023	1,068,973
Will County Community High School District No. 210 Lincoln- Way GO Refunding Bonds Series 2020 (AGM) (AA/Baa1)
950,000	4.000	01/01/2022	973,151
Will County Community Unit School District No. 365 Valley View GO Bonds Series 2005 (ETM) (NATL-RE) (NR/Aa2)(d)(f)
7,520,000	0.000	11/01/2025	7,303,477

			874,130,232

Indiana – 0.8%
City of Whiting Environmental Facilities RB for BP Products North America, Inc. Project Series 2017 (AMT) (A-/A2)(a)(b)
1,250,000	5.000	11/01/2024	1,443,125

Municipal Bonds – (continued)
Indiana – (continued)
City of Whiting Environmental Facilities RB Refunding for BP Products North America, Inc. Project Series 2019 A (AMT) (A-/A2)(a)(b)
11,990,000	5.000	06/05/2026	14,554,011
Indiana Finance Authority Educational Facilities RB for Indiana University Health, Inc. Obligated Group Series 2011 H (AA/Aa2)(a) (b) (d)
10,590,000	1.650	01/01/2022	10,707,256
Indiana Finance Authority Educational Facilities RB Refunding for Indiana University Health, Inc. Obligated Group Series 2015 B (AA/Aa2)(a) (b) (d)
8,065,000	1.650	01/01/2022	8,154,298
Indiana Finance Authority RB CWA Authority, Inc. Series 2015 A (AA/NR)
16,825,000	5.000	10/01/2045	19,081,483
Indiana Finance Authority RB Refunding for Indiana Department of Transportation Series 2016 C (AA+/Aa1)
7,890,000	5.000	12/01/2025	9,513,462
Indiana Finance Authority RB Refunding for Indiana University Health, Inc. Obligated Group Series 2016 A (AA/Aa2)
3,250,000	5.000	12/01/2025	3,902,121
Indiana Finance Authority RB Refunding for Indianapolis Power & Light Co. Series 2020 A (A-/A2)(a)(b)
3,000,000	0.750	04/01/2026	2,957,353
Indiana Finance Authority RB Refunding for Indianapolis Power & Light Co. Series 2020 B (AMT) (A-/A2)(a)(b)
4,525,000	0.950	04/01/2026	4,454,531
Indiana Finance Authority RB Refunding for Parkview Health System Obligated Group Obligated Group Series 2017 A (AA-/Aa3)
1,635,000	5.000	11/01/2025	1,957,939
Indiana Finance Authority RB Refunding for Parkview Health System Obligation Group Series 2018 C (AA-/Aa3)(a)
7,390,000	(SIFMA Municipal Swap Index Yield + 0.55%), 0.620	11/01/2023	7,415,915
Ivy Tech Community College of Indiana RB Refunding Series 2020 W (AA/NR)
435,000	5.000	07/01/2024	498,613
310,000	5.000	07/01/2025	367,282
Kankakee Valley Middle School Building Corp. Ad Valorem Property Tax Refunding Bonds Series 2017 (AA+/NR)
340,000	5.000	07/15/2021	344,606
405,000	3.000	01/15/2022	414,033
290,000	5.000	07/15/2022	307,947
300,000	5.000	01/15/2023	325,709
375,000	3.000	07/15/2023	394,801
Rockport City PCRB Refunding for Indiana Michigan Power Co. Project Series 2009 B (A-/A3)
10,000,000	3.050	06/01/2025	10,955,415

			97,749,900

Iowa – 0.1%
Iowa Finance Authority RB Refunding for Iowa Health System Obligation Group Series 2018 B (AA-/A1)
640,000	5.000	02/15/2022	666,018
630,000	5.000	02/15/2023	684,787

The accompanying notes are an integral part of these financial statements.	171

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Iowa – (continued)
Iowa Finance Authority State Revolving RB Series 2011 (AAA/Aaa)(d)
$5,000,000	5.000%	08/01/2021	$5,079,069

			6,429,874

Kansas – 0.7%
City of Olathe GO Bonds Series 2020 A (SP-1+/NR)
17,000,000	3.000	08/01/2021	17,154,484
Kansas City Wyandotte County Unified School District No. 500 GO Bonds Series 2016 A (AA-/Aa3)(d)
30,210,000	5.500	09/01/2026	37,852,166
Sedgwick County Kansas Unified School District No. 259 GO Refunding and Improvement Bonds Series 2015 A (NR/Aa2)
3,105,000	4.000	10/01/2021	3,163,709
State of Kansas Department of Transportation RB Refunding Series 2015 A (AA/Aa2)
15,840,000	2.750	09/01/2023	16,727,745
State of Kansas Department of Transportation RB Series 2014 A (AA/Aa2)
3,630,000	5.000	09/01/2025	4,188,016
Wyandotte County-Kansas City Unified Government Utility System RB Refunding Series 2020 B (A/A2)
75,000	0.689	09/01/2021	75,073
130,000	0.789	09/01/2022	130,517
265,000	0.909	09/01/2023	266,719
775,000	1.129	09/01/2024	781,710
780,000	1.249	09/01/2025	782,793

			81,122,932

Kentucky – 1.6%
City of Owensboro Electric Light & Power System RB Refunding Series 2019 (A-/A3)
1,140,000	5.000	01/01/2022	1,179,251
800,000	4.000	01/01/2023	848,844
1,400,000	5.000	01/01/2024	1,563,475
2,700,000	4.000	01/01/2025	3,001,760
County of Owen RB Refunding for American Water/Kentucky-American Water Co. Obligated Group Project Series 2020 (A/Baa1)(a)(b)
1,665,000	0.700	09/01/2023	1,661,184
Kentucky Asset Liability Commission General Fund RB Refunding for Floating Rate Project Notes Series 2007 A (NATL-RE) (A-/A1)(c)
13,455,000	(3 Mo. LIBOR + 0.53%), 0.667	11/01/2027	13,243,699
Kentucky Asset Liability Commission General Fund RB Refunding for Floating Rate Project Notes Series 2007 B (NATL-RE) (A-/A1)(c)
2,000,000	(3 Mo. LIBOR + 0.55%), 0.687	11/01/2025	1,973,742
Kentucky Asset Liability Commission General Fund RB Refunding for Floating Rate Project Notes Series 2020 A (AA/A2)
500,000	3.000	09/01/2022	518,992
4,000,000	5.000	09/01/2022	4,264,066
Kentucky Asset Liability Commission RB Refunding for 2014 Federal Highway Trust Fund Project Notes Series 2014 A (AA/A2)
4,830,000	5.000	09/01/2025	5,544,164

Municipal Bonds – (continued)
Kentucky – (continued)
Kentucky Economic Development Finance Authority Hospital RB Refunding for Owensboro Medical Health System, Inc. Series 2017 A (BB+/Baa2)
1,100,000	5.000	06/01/2021	1,106,437
2,470,000	5.000	06/01/2022	2,574,729
1,000,000	5.000	06/01/2023	1,076,722
Kentucky Economic Development Finance Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-1 (BBB+/Baa1)
685,000	5.000	08/01/2025	803,518
Kentucky Public Energy Authority Gas Supply RB Series 2018 A (NR/A2)
775,000	4.000	04/01/2021	775,000
1,210,000	4.000	04/01/2022	1,253,601
Kentucky Public Energy Authority Gas Supply RB Series 2018 A (NR/A2)(a)(b)
13,000,000	4.000	04/01/2024	14,249,004
Kentucky Public Energy Authority Gas Supply RB Series 2018 B (NR/A2)(a)(b)
540,000	4.000	04/01/2024	591,882
7,255,000	4.000	01/01/2025	8,027,065
Kentucky Public Energy Authority Gas Supply RB Series 2018 C-1 (A/A1)
1,080,000	4.000	06/01/2021	1,086,126
1,515,000	4.000	12/01/2021	1,551,204
1,765,000	4.000	06/01/2022	1,838,919
2,420,000	4.000	12/01/2022	2,563,696
3,765,000	4.000	06/01/2023	4,051,828
7,385,000	4.000	12/01/2023	8,064,320
Kentucky Public Energy Authority Gas Supply RB Series 2018 C-1 (A/A1)(a)(b)
9,055,000	4.000	06/01/2025	10,189,237
Kentucky Public Energy Authority Gas Supply RB Series 2019 C (A/A1)(a)(b)
20,000,000	4.000	02/01/2028	23,441,574
Kentucky Public Energy Authority RB Series 2020 A (NR/A2)(a)(b)
10,470,000	4.000	06/01/2026	11,986,735
Kentucky State Property & Building Commission RB Refunding Project No. 100 Series 2011 A (A-/A1)
2,065,000	5.000	08/01/2021	2,096,566
Kentucky State Property & Building Commission RB Refunding Project No. 112 Series 2016 B (ST APPROP) (A-/A1)
5,110,000	5.000	11/01/2022	5,487,259
Kentucky State Turnpike Authority Economic Development Road RB for Revitalization Projects Series 2012 A (A-/Aa3)(d)
3,560,000	5.000	07/01/2022	3,775,458
Kentucky State Turnpike Authority Economic Development Road RB for Revitalization Projects Series 2012 A (A-/Aa3)
2,000,000	5.000	07/01/2030	2,111,815
Kentucky State Turnpike Authority Economic Development Road RB Refunding for Revitalization Projects Series 2014 A (A-/Aa3)
2,995,000	5.000	07/01/2023	3,295,714
Kentucky Turnpike Authority RB Refunding for Kentucky Transportation Cabinet Series 2016 A (A-/Aa3)
1,000,000	5.000	07/01/2021	1,011,113

172	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Kentucky – (continued)
Louisville & Jefferson County Metropolitan Government Environmental Facilities RB Refunding for Louisville Gas & Electric Co. Series 2007 A (A/A1)(a)(b)
$7,250,000	1.650%	06/01/2021	$7,265,312
Louisville & Jefferson County Metropolitan Government Environmental Facilities RB Refunding for Louisville Gas & Electric Co. Series 2007 B (A/A1)(a)(b)
3,000,000	1.650	06/01/2021	3,006,336
Louisville & Jefferson County Metropolitan Government RB for Norton Healthcare Obligated Group Series 2020 B (A/NR)(a)(b)
19,530,000	5.000	10/01/2023	21,690,123
Louisville & Jefferson County Metropolitan Government RB Refunding for Louisville Gas & Electric Co. Series 2001 A (A/A1)
3,800,000	0.900	09/01/2026	3,763,421
Louisville & Jefferson County Metropolitan Sewer District RB for Kentucky Sewer & Drainage System Series 2011 A (AA/Aa3)
3,320,000	5.000	05/15/2030	3,417,337
Louisville Water Co. RB Refunding Series 2019 (AAA/Aaa)
9,390,000	5.000	11/15/2023	10,546,732

			196,497,960

Louisiana – 2.7%
Consolidated Government of the City of Baton Rouge & Parish of E Baton Rouge Sales Tax RB Refunding Series 2020 (A+/A2)
1,500,000	5.000	08/01/2021	1,522,237
Consolidated Government of the City of Baton Rouge & Parish of E Baton Rouge Sales Tax RB Refunding Series 2020 (AGM) (AA/A2)
425,000	5.000	08/01/2022	450,811
610,000	5.000	08/01/2023	673,656
1,000,000	5.000	08/01/2024	1,142,406
1,100,000	5.000	08/01/2025	1,295,954
East Baton Rouge Sewerage Commission RB Refunding Series 2019 A (AA-/NR)
215,000	5.000	02/01/2022	223,510
135,000	5.000	02/01/2023	146,676
465,000	5.000	02/01/2024	524,837
East Baton Rouge Sewerage Commission RB Refunding Series 2019 B (AA-/NR)
1,395,000	5.000	02/01/2022	1,450,216
1,530,000	5.000	02/01/2023	1,662,335
1,570,000	5.000	02/01/2024	1,772,029
Louisiana Local Government Environmental Facilities & Community Development Authority RB Refunding for East Baton Rouge Sewerage Commission Series 2020 B (A+/NR)(a)(b)
35,000,000	0.875	02/01/2025	34,785,779
Louisiana Local Government Environmental Facilities and Community Development Authority RB Refunding for Ragin’ Cajun Facilities, Inc. – Student Housing & Parking Project Series 2017 (AGM) (AA/NR)
740,000	2.250	10/01/2021	746,825
850,000	5.000	10/01/2021	869,247
800,000	2.500	10/01/2022	824,551
950,000	5.000	10/01/2022	1,014,364

Municipal Bonds – (continued)
Louisiana – (continued)
Louisiana Public Facilities Authority RB Refunding for Energy LLC Project Series 2016 A (A/A2)
10,000,000	3.375	09/01/2028	10,000,000
Louisiana Public Facilities Authority RB Refunding for Energy LLC Project Series 2016 B (A/A2)
14,000,000	3.500	06/01/2030	14,072,678
Louisiana Public Facilities Authority RB Refunding for Ochsner Clinic Foundation Project Series 2020 B (A/A3)(a)(b)
19,105,000	5.000	05/15/2025	22,334,127
Louisiana Stadium & Exposition District RB Series 2020 (AA-/NR)
15,000,000	5.000	07/03/2023	16,162,669
Louisiana State GO Bonds Series 2012 A (AA-/Aa3)
5,040,000	5.000	08/01/2022	5,362,752
Louisiana State GO Refunding Bonds Series 2014 C (AA-/Aa3)
11,520,000	5.000	08/01/2025	13,205,871
Parish of St. John the Baptist RB Refunding for Marathon Oil Corp. Series 2017 A-1 (BBB-/Baa3)(a)(b)
12,160,000	2.000	04/01/2023	12,401,281
Parish of St. John the Baptist RB Refunding for Marathon Oil Corp. Series 2017 A-2 (BBB-/Baa3)(a)(b)
23,150,000	2.100	07/01/2024	23,787,401
Parish of St. John the Baptist RB Refunding for Marathon Oil Corp. Series 2017 B-1 (BBB-/Baa3)(a)(b)
12,250,000	2.125	07/01/2024	12,596,979
State of Louisiana Gasoline & Fuels Tax RB Refunding First Lien Series 2015 A (AA-/Aa2)
120,000,000	4.000	05/01/2041	131,864,832
State of Louisiana Gasoline & Fuels Tax RB Refunding Second Lien Series 2017 A (AA-/Aa3)(a)(b)
3,075,000	0.600	05/01/2023	3,073,141
State of Louisiana Gasoline & Fuels Tax RB Refunding Second Lien Series 2017 D-1 (AA-/Aa3)(a)(b)
4,615,000	0.600	05/01/2023	4,612,209
State of Louisiana Gasoline & Fuels Tax RB Refunding Second Lien Series 2017 D-2 (AA-/Aa3)(a)(b)
4,000,000	0.550	05/01/2022	4,000,286
State of Louisiana Gasoline & Fuels Tax RB Refunding Series 2020 A-2 (AA-/Aa2)
250,000	0.443	05/01/2021	250,047
800,000	0.543	05/01/2022	802,496
450,000	0.614	05/01/2023	452,166
265,000	0.769	05/01/2024	266,508
425,000	0.869	05/01/2025	425,100

			324,775,976

Maine – 0.2%
Maine Governmental Facilities Authority Lease Rental RB Series 2015 B (AA-/Aa3)
1,345,000	4.000	10/01/2021	1,370,230
State of Maine GO Bonds Series 2018 D (AA/Aa2)
8,545,000	5.000	06/01/2021	8,609,962
8,000,000	5.000	06/01/2022	8,448,745
4,290,000	5.000	06/01/2023	4,732,229

			23,161,166

The accompanying notes are an integral part of these financial statements.	173

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Maryland – 1.6%
Baltimore Maryland RB Refunding for Convention Center Hotel Project Series 2017 (CCC/NR)
$500,000	5.000%	09/01/2021	$501,723
500,000	5.000	09/01/2022	505,820
County of Anne Arundel GO Refunding Bonds Series 2021 (AAA/Aa1)
8,300,000	5.000	04/01/2026	10,122,999
County of Baltimore GO Bonds for Consolidated Public Improvement Series 2012 (AAA/Aaa)
2,025,000	5.000	08/01/2022	2,154,118
County of Baltimore GO Bonds for Consolidated Public Improvement Series 2017 (AAA/Aaa)
2,825,000	5.000	03/01/2023	3,083,336
County of Baltimore RB Refunding for Riderwood Village Obligated Group Series 2020 (A/NR)
835,000	4.000	01/01/2022	854,846
815,000	4.000	01/01/2023	858,461
1,050,000	4.000	01/01/2024	1,133,737
2,805,000	4.000	01/01/2025	3,090,201
County of Montgomery COPS Public Facilities Project Series 2020 A (AA+/Aa1)
6,430,000	5.000	10/01/2024	7,465,074
County of Montgomery GO Bonds for Consolidated Public Improvement Series 2013 A (AAA/Aaa)(d)
14,350,000	5.000	11/01/2023	16,124,200
County of Montgomery GO Refunding Bonds for Consolidated Public Improvement Series 2017 D (AAA/Aaa)
8,275,000	3.000	11/01/2022	8,646,546
County of Prince George’s Public Improvement GO Bonds Series 2014 A (AAA/Aaa)
3,530,000	4.000	09/01/2032	3,885,632
1,360,000	4.000	09/01/2033	1,496,761
Frederick County Maryland Tax Allocation Refunding for Oakdale- Lake Linganore Development District Series 2019 B (NR/NR)
685,000	2.625	07/01/2024	696,156
Frederick County Urbana Community Development Authority Special Tax Refunding Series 2020 A (A-/NR)
750,000	5.000	07/01/2021	758,298
750,000	5.000	07/01/2022	792,300
815,000	5.000	07/01/2023	894,908
1,000,000	5.000	07/01/2024	1,134,460
750,000	5.000	07/01/2025	875,878
1,250,000	5.000	07/01/2026	1,495,142
1,250,000	5.000	07/01/2027	1,527,261
Maryland Economic Development Corp. RB Refunding for Potomac Electric Power Co. Project Series 2019 (A-/Baa1)
8,315,000	1.700	09/01/2022	8,465,166
Maryland Health & Higher Educational Facilities Authority RB Refunding for Adventist Healthcare Obligated Group Series 2020 (NR/Baa3)
815,000	4.000	01/01/2024	875,866
Maryland Health & Higher Educational Facilities Authority RB Refunding for St. John’s College Series 2020 (BBB/NR)
100,000	4.000	10/01/2021	101,479
165,000	4.000	10/01/2022	172,297
340,000	4.000	10/01/2023	363,735
350,000	4.000	10/01/2024	381,962
390,000	4.000	10/01/2025	432,808

Municipal Bonds – (continued)
Maryland – (continued)
Maryland Health & Higher Educational Facilities Authority RB Refunding for University of Maryland Medical System Obligated Group Serie 2020 B-1 (A/A2)(a)(b)
4,325,000	5.000	07/01/2025	4,997,943
Maryland Health & Higher Educational Facilities Authority RB Refunding for University of Maryland Medical System Obligated Group Serie 2020 B-2 (A/A2)(a)(b)
7,000,000	5.000	07/01/2027	8,516,497
Maryland State Economic Development Corporation Student Housing RB Refunding for University of Maryland College Park Projects Series 2016 (AGM) (AA/A2)
675,000	4.000	06/01/2021	678,013
Maryland State GO Bonds for State & Local Facilities Loan Tax Exempt Second Series 2013 A (AAA/Aaa)(d)
15,820,000	5.000	08/01/2021	16,070,176
Maryland State Transportation Authority RB Series 2012 A (AMT) (A/A2)
1,345,000	5.000	06/01/2022	1,417,217
Maryland State Transportation Authority RB Series 2020 (AA-/Aa2)
900,000	5.000	07/01/2025	1,070,467
1,325,000	5.000	07/01/2026	1,622,659
State of Maryland Department of Transportation Second Issue RB Series 2013 (AAA/Aa1)
10,265,000	4.000	12/01/2026	10,492,639
State of Maryland Department of Transportation Second Issue RB Series 2018 (AAA/Aa1)
14,645,000	5.000	10/01/2025	17,577,871
State of Maryland Department of Transportation Third Issue RB Series 2015 (AAA/Aa1)
9,855,000	4.000	12/15/2026	10,763,237
State of Maryland GO Refunding Series 2015 B (AAA/Aaa)
15,000,000	4.000	08/01/2024	16,817,829
State of Maryland GO State and Local Facilities Loan Second Series A Tax Exempt Bonds 2013 (AAA/Aaa)(d)
19,935,000	4.000	08/01/2021	20,186,045
University Maryland System Auxiliary Facility & Tuition RB Series 2018 A (AA+/Aa1)
1,595,000	5.000	04/01/2022	1,672,065
1,075,000	5.000	04/01/2023	1,177,372

			191,951,200

Massachusetts – 2.6%
City of Lawrence GO Bonds Series 2020 (ST AID WITHHLDG) (SP-1+/NR)
3,600,000	1.500	09/01/2021	3,618,424
City of Quincy GO Bonds Series 2020 (SP-1+/NR)
55,206,000	2.000	07/09/2021	55,485,326
Commonwealth of Massachusetts GO Bonds Series 2014 A (AA/NR)(d)
9,315,000	5.000	12/01/2021	9,614,662
Massachusetts Bay Transportation Authority RB Refunding Series 2016 A (AAA/Aa1)
4,105,000	5.000	07/01/2025	4,888,236
Massachusetts Bay Transportation Authority RB Series 2005 A (AA/Aa2)
6,260,000	5.000	07/01/2025	7,451,503

174	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Massachusetts – (continued)
Massachusetts Clean Water Trust RB Refunding Series 2006 (AAA/Aaa)(c)
$2,050,000	(MUNI-CPI + 0.99%), 2.165%	08/01/2023	$2,122,736
Massachusetts Clean Water Trust RB State Revolving Green Bonds Series 2017 (AAA/Aaa)
3,795,000	5.000	02/01/2023	4,126,885
Massachusetts Development Finance Agency Beth Israel Lahey Health Obligated Group RB Refunding Series 2019 K (A/A3)
730,000	4.000	07/01/2021	736,549
750,000	4.000	07/01/2022	784,574
750,000	5.000	07/01/2023	827,968
500,000	5.000	07/01/2024	572,422
Massachusetts Development Finance Agency RB for Waste Management of Massachusetts, Inc. Series 2002 (AMT) (A-/NR)(a) (b) (e)
4,250,000	2.450	05/03/2021	4,257,329
Massachusetts Development Finance Agency RB Refunding for Northeastern University Series 2020 A (NR/A1)
1,575,000	5.000	10/01/2024	1,823,182
920,000	5.000	10/01/2025	1,101,072
Massachusetts Development Finance Agency RB Refunding for Partners Healthcare System, Inc. Series 2017 S-4 (AA-/Aa3)(a)(b)
2,000,000	5.000	01/25/2024	2,258,374
Massachusetts Development Finance Agency RB Refunding for Wellforce Obligated Group Series 2020 C (AGM) (AA/NR)
200,000	5.000	10/01/2021	204,578
275,000	5.000	10/01/2022	293,973
300,000	5.000	10/01/2023	332,191
350,000	5.000	10/01/2024	400,433
300,000	5.000	10/01/2025	353,348
Massachusetts Development Finance Agency Wellforce Obligation Group RB Refunding Series 2019 A (BBB+/NR)
460,000	5.000	07/01/2021	465,044
875,000	5.000	07/01/2022	924,350
725,000	5.000	07/01/2023	796,083
Massachusetts Housing Finance Agency RB Refunding Series 2020 216 (GNMA) (FNMA) (FHLMC) (AA+/Aa1)(a)(b)
5,250,000	1.850	06/01/2025	5,422,709
Massachusetts School Building Authority RB Taxable Refunding Series 2019 B (AA/Aa3)
2,305,000	2.078	10/15/2023	2,399,185
Massachusetts State GO Bonds Consolidated Loan Series 2007 A (NATL-RE) (AA/Aa1)(c)
7,665,000	(3 Mo. LIBOR + 0.57%), 0.707	05/01/2037	7,529,658
Massachusetts State GO Bonds Consolidated Loan Series 2012 A (BHAC-CR) (FGIC) (AA+/Aa1)(c)
11,560,000	(3 Mo. LIBOR + 0.57%), 0.707	05/01/2037	11,355,883
Massachusetts State GO Bonds Series 2014 F (AA/Aa1)
58,940,000	4.000	11/01/2031	61,921,126
Massachusetts State GO Bonds Series 2015 (AA/Aa1)
1,450,000	3.500	05/01/2036	1,522,810
Massachusetts State GO Refunding Bonds Series 2007 A (AA/Aa1)(c)
38,250,000	(3 Mo. LIBOR + 0.55%), 0.687	11/01/2025	38,271,932

Municipal Bonds – (continued)
Massachusetts – (continued)
Massachusetts State GO Refunding Bonds Series 2020 A (AA/Aa1)(a)(b)
26,000,000	5.000	06/01/2023	28,644,517
Massachusetts State GO Refunding Bonds Series 2020 E (AA/Aa1)
2,650,000	0.695	11/01/2025	2,646,313
Massachusetts State Special Obligation RB Series 2005 A (AGM) (AA+/Aa1)(c)
705,000	(MUNI-CPI + 1.77%), 2.970	06/01/2022	724,900
Massachusetts Transportation Trust Fund Metropolitan Highway System Senior RB Refunding Series 2019 A (A+/A2)
875,000	5.000	01/01/2022	906,125
1,300,000	5.000	01/01/2023	1,403,277
Massachusetts Transportation Trust Fund Metropolitan Highway System Subordinate RB Refunding Series 2019 A (AA/Aa2)(a)(b)
1,205,000	5.000	01/01/2023	1,304,688
Massachusetts Transportation Trust Fund Metropolitan Highway System Subordinate RB Series 2019 A (AA/Aa2)(a)(b)
40,050,000	5.000	01/01/2023	43,363,268
Massachusetts Water Resources Authority RB Refunding Series 2016 C (AA+/Aa1)
3,970,000	5.000	08/01/2025	4,735,072

			315,590,705

Michigan – 2.0%
Allen Park Public School District GO Refunding Bonds Series 2016 (Q-SBLF) (AA/NR)
3,660,000	5.000	05/01/2021	3,672,377
Allendale Public School GO Refunding Bonds Series 2016 (Q-SBLF) (AA/NR)
1,385,000	5.000	11/01/2022	1,486,113
Chippewa Valley Schools GO Refunding Bonds Series 2020 (Q-SBLF) (NR/Aa1)
255,000	0.478	05/01/2023	255,460
375,000	0.640	05/01/2024	375,320
1,520,000	0.790	05/01/2025	1,512,537
Detroit Downtown Development Authority RB Refunding for Catalyst Development Project Series 2018 A (AGM) (AA/NR)
800,000	5.000	07/01/2022	846,560
900,000	5.000	07/01/2023	989,302
13,450,000	5.000	07/01/2048	15,088,299
Detroit Downtown Development Authority Subordinate General RB Refunding for Development Area No. 1 Projects Series 2018 B (AGM) (AA/NR)
1,500,000	5.000	07/01/2021	1,517,329
1,500,000	5.000	07/01/2022	1,587,300
1,500,000	5.000	07/01/2023	1,648,838
500,000	5.000	07/01/2024	569,300
550,000	5.000	07/01/2025	624,332
Detroit Michigan School District GO Refunding Bonds for School Building and Site Improvement Series 2012 A (Q-SBLF) (AA/Aa1)
7,455,000	5.000	05/01/2023	7,838,853
1,095,000	5.000	05/01/2031	1,150,286
Detroit Michigan Sewage Disposal System RB Refunding Series 2006 D (AGM) (AA/A1)(c)
5,435,000	(3 Mo. LIBOR + 0.60%), 0.759	07/01/2032	5,337,608

The accompanying notes are an integral part of these financial statements.	175

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Michigan – (continued)
Great Lakes Water Authority Sewage Disposal System RB Refunding for Second Lien Series 2020 B (A+/A2)
$375,000	1.442%	07/01/2021	$376,079
260,000	1.492	07/01/2022	263,791
Great Lakes Water Authority Sewage Disposal System RB Refunding Series 2020 A (AA-/A1)
115,000	1.503	07/01/2023	117,858
370,000	1.604	07/01/2024	381,599
200,000	1.654	07/01/2025	205,973
Lansing Board of Water & Light RB Series 2021 B (AA-/Aa3)(a)(b)
11,135,000	2.000	07/01/2026	11,770,229
Michigan Finance Authority Hospital RB Refunding for Beaumont Health Credit Group Series 2015 A (A+/A1)
3,810,000	5.000	08/01/2021	3,868,114
Michigan Finance Authority Hospital RB Refunding for Henry Ford Health System Series 2016 (A/A2)
510,000	5.000	11/15/2021	524,750
Michigan Finance Authority Local Government Loan Program RB for City of Detroit Distributable State Aid Fourth Lien Utgo Refunding Local Project Bonds Series 2016 C-3 (AA-/WR)
1,510,000	5.000	04/01/2021	1,510,000
Michigan Finance Authority Local Government Loan Program RB for Detroit Financial Recovery Income Tax Revenue and Refunding Local Project Bonds Series 2014 F (BB+/NR)
500,000	3.600	10/01/2021	503,172
500,000	3.800	10/01/2022	510,915
Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Sewage Disposal System RB Refunding Local Project Bonds Senior Lien Series 2014 C-3 (AGM) (AA/A1)
5,175,000	5.000	07/01/2021	5,234,280
Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Water Supply System RB Refunding Local Project Bonds Senior Lien Series 2014 D-1 (AGM) (AA/A1)
10,000,000	5.000	07/01/2021	10,114,550
9,225,000	5.000	07/01/2022	9,769,030
5,000,000	5.000	07/01/2023	5,518,597
Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Water Supply System RB Refunding Local Project Bonds Series 2015 D-1 (AA-/A1)
750,000	5.000	07/01/2021	758,500
Michigan Finance Authority Local Government Loan Program RB Refunding for Trinity Health Corp. Obligated Group Project Series 2011 (AA-/Aa3)(d)
10,015,000	5.000	12/01/2021	10,337,181
Michigan Finance Authority Local Government Loan Program RB Refunding for Trinity Health Corp. Obligated Group Project Series 2015 (AA-/Aa3)(d)
9,840,000	5.000	06/01/2022	10,389,592
Michigan Finance Authority Local Government Loan Program RB Refunding for Trinity Health Corp. Obligated Group Project Series 2015 (AA-/Aa3)
2,650,000	5.000	12/01/2025	3,127,527
1,205,000	5.500	12/01/2027	1,440,247

Municipal Bonds – (continued)
Michigan – (continued)
Michigan Finance Authority RB Refunding for Great Lakes Water Authority Water Supply System Revenue Series 2014 D-2 (AGM) (AA/A1)
4,000,000	5.000	07/01/2024	4,573,814
Michigan Finance Authority RB Refunding for Trinity Health Corp Obligated Group Series 2017 A (AA-/Aa3)
1,950,000	5.000	12/01/2023	2,189,014
Michigan Finance Authority Tobacco Settlement RB Refunding Series 2020 A-1 (A/NR)
5,000,000	0.747	06/01/2021	5,001,010
5,000,000	0.897	06/01/2022	5,007,486
5,000,000	1.086	06/01/2023	5,018,345
5,500,000	1.376	06/01/2024	5,534,407
10,000,000	1.476	06/01/2025	10,006,873
Michigan State Building Authority RB Refunding Series 2020 (AA-/Aa2)
1,110,000	0.461	10/15/2022	1,113,134
750,000	0.602	04/15/2023	753,745
920,000	0.652	10/15/2023	924,192
1,810,000	0.816	10/15/2024	1,815,111
2,880,000	0.916	10/15/2025	2,857,576
Michigan State Hospital Finance Authority RB Refunding for Ascension Health Senior Credit Group RMKT 03/01/17 Series 2010 F-2 (AA+/Aa2)(a)(b)
2,600,000	1.900	11/15/2047	2,600,000
Michigan State Hospital Finance Authority RB Refunding for Ascension Health Senior Credit Group RMKT 03/15/17 Series 2010 F-5 (AA+/Aa2)(a)(b)
4,400,000	2.400	03/15/2023	4,570,273
Michigan State Hospital Finance Authority RB Refunding for Trinity Health Corp Obligated Group Series 2008 C (AA-/Aa3)
2,215,000	5.000	12/01/2025	2,659,445
Michigan Strategic Fund Limited Obligation RB for I-75 Improvement Project Series 2018 (AMT) (NR/Baa2)
2,210,000	5.000	12/31/2023	2,469,338
2,685,000	5.000	06/30/2024	3,049,416
3,500,000	5.000	12/31/2024	4,037,572
Michigan Strategic Fund RB for Waste Management of Michigan, Inc. Series 2001 (A-/NR)(a)(b)
11,700,000	2.850	08/02/2021	11,792,195
Michigan Strategic Fund RB Refunding for The Detroit Edison Company Pollution Control Bonds Project RMKT 09/01/16 Series 2008 ET-2 (A/Aa3)(a)(b)
2,000,000	1.450	09/01/2021	2,009,721
Michigan Strategic Fund RB Refunding for The Detroit Edison Company Pollution Control Bonds Project Series 1995 CC (A/Aa3)(a)(b)
4,000,000	1.450	09/01/2021	4,019,442
Okemos Public Schools GO Bonds Series 2019 (Q-SBLF) (NR/Aa1)
2,380,000	5.000	05/01/2023	2,612,775
2,730,000	5.000	05/01/2024	3,112,829
Star International Academy RB Refunding Series 2020 (BBB/NR)
665,000	4.000	03/01/2023	691,005
690,000	4.000	03/01/2024	725,762
720,000	4.000	03/01/2025	764,506
745,000	4.000	03/01/2026	797,532
775,000	4.000	03/01/2027	834,691

176	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Michigan – (continued)
University of Michigan General RB RMKT 02/26/18 Series 2012 E (AAA/Aaa)(a)
$3,930,000	(SIFMA Municipal Swap Index Yield + 0.27%), 0.340%	04/01/2022	$3,933,012
University of Michigan General RB RMKT 07/26/18 Series 2012 E (AAA/Aaa)(a)(b)
19,790,000	0.050	04/01/2021	19,790,000
Washtenaw County Ypsilanti Community Schools GO Refunding Bonds Series 2020 (Q-SBLF) (AA/NR)
500,000	1.810	05/01/2023	506,628
515,000	1.889	05/01/2024	522,672
Washtenaw County Ypsilanti Community Schools Unlimited Tax GO Refunding Bonds Series 2016 A (Q-SBLF) (AA/NR)
1,000,000	5.000	05/01/2021	1,003,219
1,000,000	5.000	05/01/2022	1,047,725
Wayne County Airport Authority RB Refunding for Detroit Metropolitan Wayne County Airport Series 2018 C (A-/A1)
600,000	5.000	12/01/2021	618,816
500,000	5.000	12/01/2022	539,212
Wayne State University RB Series 2020 A (A+/Aa3)
500,000	0.897	11/15/2021	501,484
745,000	1.097	11/15/2022	751,599
500,000	1.219	11/15/2023	506,083
700,000	1.322	11/15/2024	708,749
Western Michigan University RB Refunding Series 2019 A (A/Aa3)
1,490,000	5.000	11/15/2022	1,601,209
160,000	5.000	11/15/2023	178,597

			244,972,012

Minnesota – 0.6%
City of Rochester RB for Mayo Clinic Series 2011 C (AA/Aa2)(a)(b)
10,795,000	4.500	11/15/2021	11,071,489
Maple Grove Minnesota Health Care Facilities RB Refunding for Maple Grove Hospital Corp. Series 2017 (NR/Baa1)
500,000	4.000	05/01/2021	501,201
500,000	4.000	05/01/2022	517,702
575,000	5.000	05/01/2023	625,475
Minneapolis-St. Paul Metropolitan Airports Commission RB Refunding Series 2019 B (AMT) (A/NR)
2,810,000	5.000	01/01/2024	3,144,640
Minnesota Higher Education Facilities Authority RB Refunding for College of St. Scholastica, Inc. Series 2019 (NR/Baa2)
75,000	3.000	12/01/2021	75,804
100,000	3.000	12/01/2022	102,625
100,000	3.000	12/01/2023	103,948
100,000	4.000	12/01/2024	108,199
180,000	4.000	12/01/2025	197,684
Minnesota State Trunk Highway GO Bonds Series 2020 F (AAA/Aa1)
2,450,000	2.500	08/01/2026	2,694,333
Minnesota State Trunk Highway GO Refunding Bonds Series 2020 G (AAA/Aa1)
6,560,000	0.400	08/01/2022	6,581,830
5,275,000	0.400	08/01/2023	5,288,235

Municipal Bonds – (continued)
Minnesota – (continued)
Minnesota State Various Purpose GO Refunding Bonds Series 2015 A (AAA/Aa1)
9,800,000	5.000	08/01/2021	9,955,301
Minnesota State Various Purpose GO Refunding Bonds Series 2016 D (AAA/Aa1)
6,305,000	5.000	08/01/2021	6,404,915
Minnesota State Various Purpose GO Refunding Bonds Series 2020 F (AAA/Aa1)
12,850,000	1.000	08/01/2022	12,994,565
13,730,000	1.000	08/01/2023	13,954,961
State of Minnesota State Trunk Highway GO Bonds Series 2015 B (AAA/Aa1)
3,240,000	5.000	08/01/2022	3,448,825

			77,771,732

Mississippi – 0.9%
City of Jackson GO Refunding Bonds Series 2021 (A+/Baa3)
340,000	5.000	03/01/2022	354,122
325,000	5.000	03/01/2023	352,765
500,000	5.000	03/01/2024	562,657
1,000,000	5.000	03/01/2025	1,159,735
830,000	5.000	03/01/2026	989,212
Mississippi Business Finance Corp. RB for Mississippi Power Co. Project First Series 2010 (A-/NR)(a)(b)
7,725,000	2.750	12/09/2021	7,834,387
Mississippi Business Finance Corp. RB for Waste Management, Inc. Series 2002 (AMT) (A-/NR)(a)(b)
1,000,000	2.200	06/03/2024	1,049,058
Mississippi Business Finance Corp. System Energy Resources Inc. RB Series 2019 (BBB+/Baa3)
9,100,000	2.500	04/01/2022	9,135,590
Mississippi Hospital Equipment & Facilities Authority RB Refunding for Baptist Memorial Health Care Obligated Group Series 2020 A-1 (BBB+/NR)(a)(b)
7,750,000	5.000	09/01/2025	8,865,664
Mississippi Hospital Equipment & Facilities Authority RB Refunding for Baptist Memorial Health Care Obligated Group Series 2020 A-2 (BBB+/NR)(a)(b)
10,500,000	0.650	09/01/2021	10,502,534
Mississippi State GO Bonds Series 2015 F (AA/Aa2)(d)
10,000,000	5.000	11/01/2025	12,016,539
State of Minnesota GO Bonds for Capital Improvement Series 2011 A (AA/Aa2)(d)
21,415,000	5.000	10/01/2021	21,928,823
Warren County Gulf Opportunity Zone RB Refunding for International Paper Company, Series 2018 (BBB/Baa2)(a)(b)
8,225,000	2.900	09/01/2023	8,647,781
Warren County RB Refunding for International Paper Company, Series 2020 A (BBB/Baa2)(a)(b)
9,085,000	1.375	06/16/2025	9,273,657
Warren County RB Refunding for International Paper Company, Series 2020 B (AMT) (BBB/Baa2)(a)(b)
1,175,000	1.600	06/16/2025	1,210,272
Warren County RB Refunding for International Paper Company, Series 2020 C (BBB/Baa2)(a)(b)
9,300,000	1.375	06/16/2025	9,493,122

			103,375,918

The accompanying notes are an integral part of these financial statements.	177

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Missouri – 0.3%
Kansas City Industrial Development Authority RB Refunding for Kansas City International Airport Project Series 2020 C (A-/A2)
$5,000,000	0.889%	03/01/2022	$5,009,729
4,000,000	1.075	03/01/2023	4,021,723
3,000,000	1.302	03/01/2024	3,025,754
3,220,000	1.402	03/01/2025	3,230,868
Metropolitan St. Louis Sewer District RB Refunding Series 2015 B (AAA/Aa1)(d)
4,665,000	5.000	05/01/2025	5,520,519
Missouri Health & Educational Facilities Authority RB Refunding for J.B. Wright & Trenton Trust Obligated Group Series 2019 (BBB-/NR)
570,000	5.000	09/01/2023	618,135
600,000	5.000	09/01/2024	668,373
Missouri Health & Educational Facilities Authority RB Refunding for Mosaic Health System Series 2019 A (AA-/A1)
665,000	5.000	02/15/2022	692,152
575,000	5.000	02/15/2023	625,229
400,000	5.000	02/15/2024	452,356
Missouri Southern State University RB Series 2019 A (AGM) (AA/NR)
105,000	5.000	10/01/2024	119,352
125,000	5.000	10/01/2025	146,148
Missouri State Environmental Improvement & Energy Resources Authority RB Refunding for Union Electric Co. Project Series 1992 (A/A2)
5,300,000	1.600	12/01/2022	5,338,945
Southeast Missouri State University RB Refunding Series 2020 (A/NR)
585,000	5.000	04/01/2022	611,353
1,200,000	5.000	04/01/2023	1,301,488
1,405,000	5.000	04/01/2024	1,573,158
1,410,000	5.000	04/01/2025	1,625,438
2,795,000	5.000	04/01/2026	3,301,462

			37,882,182

Montana – 0.1%
City of Billings RB for Sewer System Series 2017 (AA+/Aa3)
210,000	4.000	07/01/2021	211,925
310,000	5.000	07/01/2022	328,441
Forsyth Montana Pollution Control RB Refunding for Northwestern Corp. Colstrip Project Series 2016 (A-/A3)
8,790,000	2.000	08/01/2023	9,012,532
Gallatin County High School District No. 7 GO Bonds for School Building Series 2017 A (NR/Aa2)
470,000	5.000	12/01/2022	507,268
Montana Facility Finance Authority RB for Sisters of Charity of Leavenworth Health System, Inc. Obligated Group Series 2019 A (AA-/Aa3)
750,000	5.000	01/01/2022	776,622
500,000	5.000	01/01/2023	541,364

			11,378,152

Nebraska – 0.2%
Central Plains Energy Project RB Refunding Series 2019 (AA/Aa2)(a)(b)
12,400,000	4.000	08/01/2025	14,076,403

Municipal Bonds – (continued)
Nebraska – (continued)
City of Lincoln Electric System RB Refunding Series 2012 (AA/NR)
2,615,000	5.000	09/01/2021	2,666,831
County of Washington RB Refunding for Cargill, Inc. Series 2012 (AMT) (A/NR)(a)(b)
4,700,000	0.900	09/01/2025	4,721,837
Douglas County Hospital Authority No. 2 RB for Children’s Hospital Obligated Group Series 2020 B (AA-/A1)(a)(b)
2,100,000	5.000	11/15/2025	2,481,972
Douglas County Hospital Authority No. 2 RB Refunding for Children’s Hospital Obligated Group Series 2020 A (AA-/A1)
100,000	5.000	11/15/2021	102,880
110,000	5.000	11/15/2023	122,847
175,000	5.000	11/15/2025	208,237

			24,381,007

Nevada – 0.6%
City of North Las Vegas GO Refunding Bonds for Wastewater Reclamation Series 2019 (BAM) (AA/A1)
1,000,000	5.000	06/01/2021	1,007,443
1,970,000	5.000	06/01/2024	2,252,881
Clark County School District Building GO Bonds Series 2016 B (A+/A1)
1,190,000	5.000	06/15/2022	1,256,778
Clark County School District Building GO Bonds Series 2017 A (A+/A1)
3,675,000	5.000	06/15/2022	3,881,227
Clark County School District GO Bonds Series 2020 A (AGM) (A+/A1)
600,000	3.000	06/15/2022	619,373
Clark County School District GO Bonds Series 2020 A (AGM) (AA/A1)
250,000	3.000	06/15/2023	264,583
275,000	3.000	06/15/2024	297,116
325,000	3.000	06/15/2025	356,600
550,000	5.000	06/15/2026	667,350
Clark County Water Reclamation District GO Refunding Bonds for Water Reclamation Series 2016 (AAA/Aa1)
3,640,000	5.000	07/01/2022	3,858,890
County of Clark Department of Aviation RB Refunding for Jet Aviation Fuel Tax Series 2013 A (AMT) (A/A1)
500,000	5.000	07/01/2022	528,778
1,650,000	5.000	07/01/2025	1,784,644
2,100,000	5.000	07/01/2026	2,268,683
County of Clark GO Bonds Series 2013 (AA+/Aa1)(d)
19,840,000	5.000	11/01/2023	22,292,970
County of Clark Passenger Facility Charge RB Refunding Series 2017 B (AMT) (A/Aa3)
5,000,000	5.000	07/01/2023	5,497,305
County of Humboldt Nevada Pollution Control RB Refunding for Idaho Power Co. Series 2003 (A-/A1)
12,000,000	1.450	12/01/2024	12,233,377
Las Vegas Convention & Visitors Authority RB Refunding Series 2017 B (A/Aa3)
700,000	5.000	07/01/2025	806,452
Las Vegas Convention & Visitors Authority RB Series 2018 B (A/Aa3)
200,000	5.000	07/01/2024	224,293

178	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Nevada – (continued)
Las Vegas Valley Nevada Water District GO Refunding Bonds Series 2018 B (AA/Aa1)
$9,010,000	5.000%	06/01/2021	$9,078,785
State of Nevada GO Bonds for Capital Improvements & Cultural Affairs Series 2014 A (AA+/WR)
2,590,000	5.000	04/01/2021	2,590,000
Washoe County Sierra Pacific Power Company Project RB Refunding for Nevada Gas & Water Facilities Series 2016 B (A+/A2)(a)(b)
2,160,000	3.000	06/01/2022	2,224,675
Washoe County Sierra Pacific Power Company Project RB Refunding for Nevada Gas & Water Facilities Series 2016 C (AMT) (NR/A2)(a)(b)
2,000,000	0.625	04/15/2022	2,002,559

			75,994,762

New Hampshire – 0.4%
New Hampshire Business Finance Authority RB Refunding for Springpoint Senior Living Obligated Group Series 2021 (BBB+/NR)
220,000	4.000	01/01/2024	237,909
285,000	4.000	01/01/2025	315,964
265,000	4.000	01/01/2026	299,994
250,000	4.000	01/01/2027	287,506
New Hampshire Business Finance Authority RB Refunding for Waste Management, Inc. Series 2018 A (AMT) (A-/NR)(a)
31,000,000	(SIFMA Municipal Swap Index Yield + 0.75%), 0.820	10/01/2021	31,003,416
New Hampshire Business Finance Authority RB Refunding for Waste Management, Inc. Series 2019 A-1 (AMT) (A-/NR)(a)(b)
1,250,000	2.150	07/01/2024	1,306,221
New Hampshire Business Finance Authority RB Refunding for Waste Management, Inc. Series 2019 A-2 (AMT) (A-/NR)(a)(b)
5,000,000	2.150	07/01/2024	5,224,886
New Hampshire Business Finance Authority RB Refunding for Waste Management, Inc. Series 2019 A-3 (AMT) (A-/NR)(a)(b)
5,000,000	2.150	07/01/2024	5,224,886
New Hampshire Business Finance Authority RB Refunding for Waste Management, Inc. Series 2019 A-4 (AMT) (A-/NR)(a)(b)
3,000,000	2.150	07/01/2024	3,134,931

			47,035,713

New Jersey – 5.8%
Atlantic City New Jersey Tax Appeal Refunding Bonds Series 2017 A (BAM) (ST AID WITHHLDG) (AA/Baa1)
500,000	5.000	03/01/2023	540,524
Borough of Fair Lawn GO Bonds Series 2020 (NR/MIG1)
5,000,000	1.500	09/10/2021	5,029,123
Burlington County Bridge Commission RB for County of Burlington NJ Series 2020 A&B (NR/MIG1)
30,000,000	3.500	04/15/2021	30,039,171
City of Newark GO Bonds Series 2020 (NR/NR)
3,500,000	3.500	07/27/2021	3,535,918

Municipal Bonds – (continued)
New Jersey – (continued)
City of Newark GO Refunding Bonds Series 2020 A (AGM) (ST AID WITHHLDG) (AA/A2)
1,000,000	5.000%	10/01/2023	1,106,254
800,000	5.000	10/01/2024	914,086
650,000	5.000	10/01/2025	764,334
750,000	5.000	10/01/2026	904,763
City of Newark GO Refunding Bonds Series 2020 A (ST AID WITHHLDG) (NR/Baa1)
115,000	5.000	10/01/2021	117,363
750,000	5.000	10/01/2022	794,800
City of Newark GO Refunding Bonds Series 2020 B (AGM) (SCH BD RES FD) (AA/A2)
525,000	5.000	10/01/2023	580,783
650,000	5.000	10/01/2024	742,695
600,000	5.000	10/01/2025	705,540
City of Newark GO Refunding Bonds Series 2020 B (SCH BD RES FD) (NR/A3)
250,000	5.000	10/01/2021	255,237
580,000	5.000	10/01/2022	614,646
County of Cape May GO Bonds Series 2019 (NR/Aa1)
830,000	4.000	10/01/2021	845,776
2,450,000	4.000	10/01/2022	2,590,230
2,655,000	4.000	10/01/2024	2,985,483
Garden State Preservation Trust Capital Appreciation RB Series 2003 B (AGM) (AA/A2)(f)
5,750,000	0.000	11/01/2021	5,733,041
New Jersey Economic Development Authority RB for Provident Group – Kean Properties L.L.C. – Kean University Student Housing Project Series 2017 A (B/NR)
180,000	4.000	07/01/2021	180,452
220,000	4.000	01/01/2022	221,716
225,000	4.000	07/01/2022	225,990
270,000	4.000	01/01/2023	271,204
275,000	4.000	07/01/2023	276,568
320,000	4.000	01/01/2024	321,387
325,000	4.000	07/01/2024	326,653
New Jersey Economic Development Authority RB for School Facilities Construction Series 2014 UU (BBB/Baa1)
10,070,000	5.000	06/15/2040	11,147,318
New Jersey Economic Development Authority RB Refunding for New Jersey-American Water Co., Inc. Series 2020 A (A+/A1)
1,375,000	1.000	06/01/2023	1,386,622
New Jersey Economic Development Authority RB Refunding for New Jersey-American Water Co., Inc. Series 2020 B (AMT) (A+/A1)(a)(b)
8,645,000	1.200	06/01/2023	8,753,179
New Jersey Economic Development Authority RB Refunding for New Jersey-American Water Co., Inc. Series 2020 C (AMT) (A+/A1)
2,550,000	1.150	06/01/2023	2,573,152
New Jersey Economic Development Authority RB Refunding for New Jersey-American Water Co., Inc. Series 2020 E (AMT) (A+/A1)
3,100,000	0.850	12/01/2025	3,067,618

The accompanying notes are an integral part of these financial statements.	179

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Economic Development Authority RB Refunding for Provident Group – Montclair Properties L.L.C. – Montclair University Student Housing Project Series 2017 (AGM) (AA/A2)
$1,835,000	4.000%	06/01/2021	$1,843,192
1,000,000	4.000	06/01/2022	1,032,962
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2005 N-1 (AMBAC) (BBB/Baa1)
12,350,000	5.500	09/01/2024	14,352,949
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2013 I (ST APPROP) (BBB/Baa1)(c)
13,315,000	(SIFMA Municipal Swap Index Yield + 1.25%), 1.320	09/01/2025	13,282,389
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2015 XX (BBB/Baa1)
22,710,000	5.000	06/15/2021	22,919,482
6,900,000	5.000	06/15/2025	8,082,657
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2018 FFF (BBB/Baa1)
2,345,000	5.000	06/15/2023	2,577,667
6,500,000	5.000	06/15/2024	7,393,319
New Jersey Economic Development Authority RB Series 2021 QQQ (BBB/Baa1)
260,000	5.000	06/15/2022	274,622
250,000	5.000	06/15/2023	274,805
300,000	5.000	06/15/2024	341,230
385,000	5.000	06/15/2025	450,989
555,000	5.000	06/15/2026	666,445
445,000	5.000	06/15/2027	545,191
New Jersey Educational Facilities Authority RB Refunding for Stevens Institute of Technology Series 2017 A (BBB+/NR)
485,000	5.000	07/01/2021	489,892
440,000	5.000	07/01/2022	462,787
New Jersey Health Care Facilities Financing Authority RB for Princeton Healthcare System Issue Series 2016 A (AA/Aa3)
750,000	5.000	07/01/2021	758,573
New Jersey Health Care Facilities Financing Authority RB Refunding for RWJ Barnabas Health Obligated Group Series 2019 B-1 (AA-/A1)(a)(b)
13,480,000	5.000	07/01/2024	15,349,249
New Jersey Health Care Facilities Financing Authority RB Refunding for RWJ Barnabas Health Obligated Group Series 2019 B-2 (AA-/A1)(a)(b)
6,825,000	5.000	07/01/2025	8,014,189
New Jersey Health Care Facilities Financing Authority RB Refunding for Trinitas Regional Medical Center Series 2017 A (BBB/Baa2)
1,000,000	5.000	07/01/2021	1,010,673
1,240,000	5.000	07/01/2022	1,308,025
New Jersey State Turnpike Authority RB Refunding Series 2005 A (AGM) (AA/A2)
1,615,000	5.250	01/01/2026	1,961,229

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey State Turnpike Authority RB Refunding Series 2014 C (ETM) (A+/A2)(d)
3,560,000	5.000	01/01/2022	3,689,078
New Jersey State Turnpike Authority RB Refunding Series 2017 C-2 (A+/A2)(c)
5,000,000	(1 Mo. LIBOR + 0.48%), 0.561	01/01/2022	5,006,975
New Jersey State Turnpike Authority RB Refunding Series 2017 C-3 (A+/A2)(c)
15,565,000	(1 Mo. LIBOR + 0.60%), 0.681	01/01/2023	15,627,240
New Jersey State Turnpike Authority RB Refunding Series 2017 D-1 (A+/A2)(c)
5,000,000	(1 Mo. LIBOR + 0.70%), 0.781	01/01/2024	5,045,082
New Jersey State Turnpike Authority RB Series 2014 A (A+/A2)
8,650,000	5.000	01/01/2027	9,872,854
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2010 A (BBB/Baa1)(f)
28,575,000	0.000	12/15/2028	24,685,934
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2014 AA (BBB/Baa1)
10,000,000	5.000	06/15/2021	10,092,242
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2015 AA (BBB/Baa1)
1,000,000	5.000	06/15/2021	1,009,224
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2005 B (NATL-RE) (BBB/Baa1)
15,550,000	5.500	12/15/2021	16,116,018
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 A (AGM-CR) (AA/A2)
25,080,000	5.250	12/15/2022	27,189,973
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (AMBAC) (BBB/Baa1)(f)
25,055,000	0.000	12/15/2025	23,792,396
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (AMBAC) (BHAC- CR) (AA+/Aa1)(f)
1,130,000	0.000	12/15/2026	1,066,434
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (NATL-RE) (BBB/Baa1)(f)
34,200,000	0.000	12/15/2027	30,947,214
320,000	0.000	12/15/2031	255,273
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2010 D (BBB/Baa1)
3,435,000	5.000	12/15/2023	3,847,033
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2011 A (BBB/Baa1)(d)
5,185,000	5.000	06/15/2021	5,233,964
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2019 A (BBB/Baa1)
8,105,000	5.000	12/15/2024	9,369,142
12,030,000	5.000	12/15/2025	14,305,356

180	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New Jersey – (continued)
New Jersey Transportation Trust Fund Authority RB Refund for Transportation System Bonds Series 2018 A (BBB/Baa1)
$2,000,000	5.000%	12/15/2023	$2,239,903
New Jersey Transportation Trust Fund Authority RB Refunding for Federal Highway Reimbursement Notes Series 2018 A (A+/Baa1)
5,215,000	5.000	06/15/2021	5,264,039
5,000,000	5.000	06/15/2022	5,281,201
New Jersey Transportation Trust Fund Authority RB Refunding for Transportation Systems Series 2010 D (BBB/Baa1)
27,745,000	5.250	12/15/2023	31,263,105
New Jersey Transportation Trust Fund Authority RB Series 2004 A (NATL-RE) (BBB/Baa1)
4,920,000	5.750	06/15/2023	5,488,634
New Jersey Transportation Trust Fund Authority RB Series 2006 C (AMBAC) (BBB/Baa1)(f)
3,500,000	0.000	12/15/2026	3,256,689
New Jersey Transportation Trust Fund Authority RB Subseries 2016 A-1 & Subseries A-2 (A+/Baa1)
11,250,000	5.000	06/15/2023	12,374,269
New Jersey Transportation Trust Fund Authority Transportation RB Series 2011 B (BBB/Baa1)(d)
5,150,000	5.250	06/15/2021	5,201,134
New Jersey Transportation Trust Fund Authority Transportation System RB Series 2006 A (AGM-CR) (AA/A2)
30,330,000	5.500	12/15/2022	33,009,750
Plainsboro Township GO General Improvement Bonds Series 2016 (AAA/NR)
1,050,000	2.000	08/01/2022	1,075,366
State of New Jersey COVID 19 Emergency GO Bonds Series 2020 A (BBB+/A3)
22,450,000	4.000	06/01/2023	24,190,562
50,135,000	5.000	06/01/2024	57,147,272
44,005,000	5.000	06/01/2025	51,775,953
20,000,000	5.000	06/01/2026	24,162,974
19,885,000	5.000	06/01/2027	24,558,603
Tobacco Settlement Financing Corp. RB Series 2018 B (BBB/NR)
4,175,000	3.200	06/01/2027	4,282,495
Toms River Board of Education GO Bonds Series 2019 (SCH BD RES FD) (AA-/NR)
2,695,000	2.000	07/15/2022	2,754,078

			691,421,601

New Mexico – 0.7%
City of Albuquerque General Purpose GO Bonds Series 2018 A (AAA/Aa3)
6,480,000	5.000	07/01/2021	6,554,862
Farmington City PCRB Refunding for Public Service Co. of New Mexico San Juan & Four Corners Projects Series 2016 A (BBB/Baa2)(a)(b)
100,000	1.875	10/01/2021	100,736
6,545,000	1.875	10/01/2021	6,593,166
Farmington City PCRB Refunding for Public Service Co. of New Mexico Series 2010 B (BBB/Baa2)(a)(b)
50,000	2.125	06/01/2022	50,891
Farmington City PCRB Refunding for Public Service Co. of New Mexico Series 2010 C (BBB/Baa2)(a)(b)
10,000,000	1.150	06/01/2024	10,104,926

Municipal Bonds – (continued)
New Mexico – (continued)
Farmington City PCRB Refunding for Public Service Co. of New Mexico Series 2010 D (BBB/Baa2)(a)(b)
14,760,000	1.100	06/01/2023	14,897,966
Farmington City PCRB Refunding for Public Service Co. of New Mexico Series 2010 E (BBB/Baa2)(a)(b)
11,500,000	1.150	06/01/2024	11,620,665
Farmington City PCRB Refunding for Public Servicing Co. of New Mexico San Juan & Four Corners Projects Series 2016 B (BBB/Baa2)(a)(b)
15,425,000	1.875	10/01/2021	15,538,516
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan Project RMKT 06/01/17 Series 2017 B (BBB/Baa2)(a)(b)
3,750,000	2.125	06/01/2022	3,816,860
New Mexico Finance Authority RB Refunding for State Transportation Commission Series 2012 (AA+/Aa1)
4,075,000	5.000	06/15/2022	4,311,772
New Mexico Finance Authority RB Refunding for State Transportation Senior Lien Series 2010 B (AA+/Aa1)
3,600,000	5.000	06/15/2021	3,634,498
Village of Los Ranchos de Albuquerque RB Refunding for Albuquerque Academy Series 2020 (A-/NR)
100,000	4.000	09/01/2023	106,603
100,000	4.000	09/01/2024	108,821
175,000	4.000	09/01/2025	193,846
150,000	5.000	09/01/2026	176,530

			77,810,658

New York – 15.6%
Brookhaven Local Development Corp. RB for Active Retirement Community, Inc. Obligated Group Series 2020 B (BBB/NR)
5,400,000	1.625	11/01/2025	5,465,612
Brooklyn Arena Local Development Corp. Pilot RB Refunding for Barclays Center Series 2016 A (NR/Ba1)
1,250,000	5.000	07/15/2021	1,257,298
500,000	5.000	07/15/2022	526,308
500,000	5.000	07/15/2023	545,753
Broome County Local Development Corp. RB Refunding for United Health Services Hospitals Obligated Group Series 2020 (AGM) (AA/NR)
500,000	5.000	04/01/2024	566,501
520,000	5.000	04/01/2025	608,335
500,000	5.000	04/01/2026	602,154
Catskill Central School District GO Bonds Series 2021 (ST AID WITHHLDG) (NR/NR)
10,000,000	1.250	06/30/2021	10,022,949
City of Middletown GO Bonds Series 2020 (NR/MIG1)
6,925,000	1.500	08/26/2021	6,960,942
City of New York GO Bonds Fiscal 2014 Series D Subseries D-3 (AA/Aa2)(a)(b)
42,105,000	5.000	02/01/2024	46,073,118
City of New York GO Bonds Series 2012 B (AA/Aa2)
6,675,000	5.000	08/01/2023	7,098,567
City of Rochester GO Bonds Series 2020 (NR/NR)
59,305,000	3.000	06/30/2021	59,715,100
55,895,000	2.000	08/04/2021	56,240,325
City of Syracuse GO Bonds Series 2020 (NR/NR)
50,000,000	2.000	07/30/2021	50,278,860

The accompanying notes are an integral part of these financial statements.	181

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New York – (continued)
County of Nassau GO Bonds for General Improvement Series 2017 B (A+/A2)
$2,535,000	5.000%	04/01/2021	$2,535,000
2,345,000	5.000	04/01/2022	2,454,944
County of Nassau GO Bonds for General Improvement Series 2018 B (AGM) (AA/A2)
1,000,000	5.000	07/01/2022	1,059,231
County of Nassau GO Bonds Series 2014 A (A+/A2)(d)
12,040,000	5.000	04/01/2024	13,714,788
County of Suffolk GO Bonds Anticipation Notes Series 2020 I (SP-2/NR)
14,485,000	2.000	07/22/2021	14,563,055
County of Suffolk GO Bonds Anticipation Notes Series 2020 II (SP-2/NR)
2,500,000	2.000	08/19/2021	2,516,266
County of Suffolk GO Refunding Bonds Series 2020 B (AGM) (AA/NR)
3,430,000	5.000	05/15/2022	3,603,156
3,115,000	5.000	05/15/2023	3,417,359
County of Suffolk GO Refunding Bonds Series 2020 C (AGM) (AA/NR)
1,275,000	0.899	06/15/2022	1,276,659
1,060,000	1.046	06/15/2023	1,062,655
2,690,000	1.407	06/15/2024	2,701,991
Eastport-South Manor Central School District GO Bonds Series 2020 (ST AID WITHHDLG) (NR/NR)
15,200,000	1.500	04/15/2021	15,207,021
Greece Central School District GO Bonds Series 2020 (ST AID WITHHLDG) (NR/NR)
23,000,000	1.500	06/29/2021	23,073,011
Hermon-DeKalb Central School District GO Bonds Series 2020 (ST AID WITHHLDG) (NR/MIG1)
5,100,000	1.500	08/20/2021	5,124,583
Long Island Power Authority RB Refunding Series 2014 C (A/A2)(a)
34,000,000	(1 Mo. LIBOR + 0.75%), 0.831	10/01/2023	34,032,524
Long Island Power Authority RB Refunding Series 2015 C (A/A2)(a)
28,500,000	(1 Mo. LIBOR + 0.75%), 0.831	10/01/2023	28,527,314
Long Island Power Authority RB Refunding Series 2020 B (A/A2)(a)(b)
8,000,000	0.850	09/01/2025	7,983,946
Long Island Power Authority RB Series 2012 B (A/A2)
10,000,000	5.000	09/01/2027	10,649,022
Long Island Power Authority RB Series 2019 B (A/A2)(a)(b)
13,675,000	1.650	09/01/2024	14,132,163
Metropolitan Transportation Authority Dedicated Tax Fund Bonds Anticipation Notes Series 2019 A (SP-1+/NR)
32,625,000	5.000	03/01/2022	33,991,952
Metropolitan Transportation Authority Dedicated Tax RB Refunding RMKT 08/13/13 Series 2008 B-4 (AA/NR)
14,265,000	5.000	11/15/2023	15,977,730
Metropolitan Transportation Authority RB Anticipation Notes Series 2020 A-1 (SP-2/MIG2)
41,265,000	5.000	02/01/2023	44,375,234

Municipal Bonds – (continued)
New York – (continued)
Metropolitan Transportation Authority RB Anticipation Notes Series 2020 A-2S (SP-2/MIG2)
30,390,000	4.000	02/01/2022	31,213,083
Metropolitan Transportation Authority RB Green Bond Subseries 2019 A-1 (BBB+/A3)(a)(b)
56,070,000	5.000	11/15/2024	64,111,840
Metropolitan Transportation Authority RB Refunding for Climate Bond Certified Series 2020 E (BBB+/A3)
4,250,000	4.000	11/15/2026	4,899,216
3,750,000	5.000	11/15/2027	4,617,441
Metropolitan Transportation Authority RB Refunding Series 2012 D (BBB+/A3)
4,750,000	5.000	11/15/2030	5,023,756
Metropolitan Transportation Authority RB Refunding Subseries 2012 G-4 (BBB+/A3)(a)
26,620,000	(1 Mo. LIBOR + 0.55%), 0.627	11/01/2022	26,514,784
Metropolitan Transportation Authority RB RMKT 03/18/21 Series 2002 B-1 (AA/NR)
7,000,000	3.000	11/01/2022	7,307,511
Metropolitan Transportation Authority RB Series 2011 B (BBB+/A3)(a)
26,625,000	(1 Mo. LIBOR + 0.55%), 0.623	11/01/2022	26,519,863
Metropolitan Transportation Authority RB Series 2018 B-2A (SP-2/MIG2)
14,325,000	5.000	05/15/2021	14,393,823
Metropolitan Transportation Authority RB Series 2019 D-1 (SP-2/MIG2)
9,000,000	5.000	09/01/2022	9,537,458
Metropolitan Transportation Authority RB Subseries 2005 D-1 (BBB+/A3)(a)
25,585,000	(1 Mo. LIBOR + 0.65%), 0.727	07/01/2021	25,574,595
Metropolitan Transportation Authority RB Subseries 2014 D-2 (BBB+/A3)(a)
15,000,000	(SIFMA Municipal Swap Index Yield + 0.45%), 0.520	11/15/2022	14,887,236
Monroe County Industrial Development Corp. RB Refunding for Rochester Regional Health Obligated Group Series 2020 A (BBB+/NR)
260,000	5.000	12/01/2021	267,739
300,000	5.000	12/01/2022	322,188
250,000	5.000	12/01/2023	278,667
600,000	5.000	12/01/2024	690,184
750,000	5.000	12/01/2025	887,602
New York City GO Bonds Fiscal 2008 Series J Subseries J-3 (AA/Aa2)
19,400,000	5.000	08/01/2022	20,634,309
New York City GO Bonds Fiscal 2019 Series A (AA/Aa2)
10,000,000	5.000	08/01/2022	10,636,242
New York City GO Bonds Series 2010 F-1 (AA/Aa2)
2,160,000	5.887	12/01/2024	2,564,455
New York City GO Bonds Series 2015 F-1 (AA/Aa2)
5,395,000	5.000	06/01/2025	6,367,172

182	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New York – (continued)
New York City GO Bonds Subseries 2006 C-4 (AGM) (AA/Aa2)(b)
$300,000	0.240%	04/02/2021	$300,000
New York City GO Bonds Subseries 2012 A-1 (AA/Aa2)(d)
10,210,000	5.000	10/01/2022	10,954,134
New York City GO Refunding Bonds Fiscal 2018 Series A (AA/Aa2)
4,175,000	5.000	08/01/2026	5,100,585
New York City GO Refunding Bonds Fiscal 2019 Series A (AA/Aa2)
4,395,000	5.000	08/01/2024	5,050,645
4,670,000	5.000	08/01/2025	5,541,310
New York City GO Refunding Bonds Series 2015 A (AA/Aa2)
8,670,000	5.000	08/01/2021	8,806,534
New York City GO Refunding Bonds Subseries 2020 C-1 (AA/Aa2)
1,160,000	5.000	08/01/2024	1,333,048
New York City GO Refunding Bonds Subseries 2021 A-1 (AA/Aa2)
11,845,000	5.000	08/01/2024	13,612,034
6,265,000	5.000	08/01/2025	7,433,899
New York City Housing Development Corp. Multi-Family RB for Sustainable Neighborhood Series 2018 L-1 (AA+/Aa2)(a)(b)
6,500,000	2.750	12/29/2023	6,752,008
New York City Housing Development Corp. RB Green Bond Series 2020 A-3 (AA+/Aa2)(a)(b)
10,500,000	1.125	11/01/2024	10,568,318
New York City Housing Development Corp. RB Green Bonds Series 2018 L-1 (AA+/Aa2)(a)(b)
510,000	2.750	12/29/2023	529,773
New York City Housing Development Corp. RB Series 2020 D-2 (AA+/Aa2)(a)(b)
2,000,000	0.700	11/01/2024	2,005,766
New York City Industrial Development Agency RB for Yankee Stadium LLC Series 2006 (FGIC) (BBB+/Baa1)(c)
2,505,000	(MUNI-CPI + 0.87%), 2.270	03/01/2025	2,573,025
2,610,000	(MUNI-CPI + 0.88%), 2.280	03/01/2026	2,680,788
2,725,000	(MUNI-CPI + 0.89%), 2.290	03/01/2027	2,794,551
New York City Industrial Development Agency RB for Yankee Stadium LLC Series 2006 (NATL-RE) (BBB+/Baa1)(c)
2,405,000	(MUNI-CPI + 0.86%), 2.260	03/01/2024	2,470,216
New York City Industrial Development Agency RB Refunding for Queens Ballpark Co. LLC Series 2021 A (AGM) (AA/A2)
1,000,000	5.000	01/01/2024	1,125,503
1,000,000	5.000	01/01/2025	1,164,045
1,000,000	5.000	01/01/2026	1,200,145
New York City Transitional Finance Authority Building Aid RB Series 2015 S-1 (ST AID WITHHLDG) (AA/Aa3)
10,000,000	5.000	07/15/2033	11,565,453
New York City Transitional Finance Authority Future Tax Secured RB Refunding Series 2015 C (AAA/Aa1)
2,325,000	5.000	11/01/2024	2,704,343

Municipal Bonds – (continued)
New York – (continued)
New York City Transitional Finance Authority Future Tax Secured Subordinate Secured RB Series 2007 C-3 (AGM) (AAA/Aa1)(a)(b)
200,000	0.010	04/11/2021	200,000
New York City Transitional Finance Authority Future Tax Secured Subordinate Secured RB Series 2013 Subseries A-6 (AAA/Aa1)
15,750,000	5.000	08/01/2027	19,743,649
New York City Transitional Finance Authority Future Tax Secured Subordinate Secured RB Series 2014 D-1 (AAA/Aa1)
4,600,000	5.000	02/01/2028	5,184,998
New York City Transitional Finance Authority Future Tax Secured Subordinate Secured RB Series 2015 B-1 (AAA/Aa1)
3,825,000	5.000	08/01/2030	4,381,953
New York City Transitional Finance Authority Future Tax Secured Subordinate Secured RB Series 2019 C-2 (AAA/Aa1)
23,565,000	2.570	11/01/2023	24,879,041
25,580,000	2.640	11/01/2024	27,433,588
17,885,000	2.740	11/01/2025	19,159,585
New York City Transitional Finance Authority Future Tax Secured Subordinate Secured RB Series 2019 C-4 (AAA/Aa1)(a)(b)
26,000,000	0.060	04/02/2021	26,000,000
New York City Transitional Finance Authority Future Tax Secured Subordinate Secured RB Series 2020 Subseries A-4 (AAA/Aa1)
7,800,000	1.940	05/01/2024	8,124,520
33,155,000	2.010	05/01/2025	34,564,837
New York City Water & Sewer System RB Series 2013 DD (AA+/Aa1)
10,000,000	5.000	06/15/2035	10,980,827
New York Housing Development Corp. Multi-Family Mortgage RB for Sustainable Neighborhood Bonds Series 2017 Class G-2 (AA+/Aa2)(a)(b)
4,540,000	2.000	12/31/2021	4,542,485
New York State Dormitory Authority RB for New York State University Series 2013 A (A+/Aa3)
2,450,000	5.000	07/01/2025	2,678,970
New York State Dormitory Authority RB for Northwell Health Obligated Group Series 2019 B-1 (A-/A3)(a)(b)
10,380,000	5.000	05/01/2022	10,658,083
New York State Dormitory Authority RB for Northwell Health Obligated Group Series 2019 B-2 (A-/A3)(a)(b)
6,230,000	5.000	05/01/2024	6,956,232
4,000,000	5.000	05/01/2024	4,466,280
New York State Dormitory Authority RB for State of New York Personal Income Tax Revenue Series 2010 D (AA+/Aa2)
7,770,000	5.000	03/15/2024	8,768,623
New York State Dormitory Authority RB Refunding for Bidding Group 1 Series 2018 C (AA+/Aa2)
62,425,000	5.000	03/15/2023	68,249,864
New York State Dormitory Authority RB Refunding for Brooklyn St. Joseph’s College Series 2020 A (BBB-/NR)
925,000	5.000	07/01/2024	1,026,744
970,000	5.000	07/01/2025	1,101,186
1,025,000	5.000	07/01/2026	1,186,953
New York State Dormitory Authority RB Refunding for Northwell Health Obligated Group Series 2019 A (A-/A3)
1,170,000	5.000	05/01/2022	1,228,431
1,215,000	5.000	05/01/2023	1,330,642

The accompanying notes are an integral part of these financial statements.	183

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New York – (continued)
New York State Dormitory Authority RB Refunding for State of New York Personal Income Tax Revenue Series 2015 E (AA+/Aa2)
$32,965,000	3.250%	03/15/2035	$34,627,596
New York State Dormitory Authority Sales Tax RB Refunding Series 2014 A (AA+/Aa2)
5,580,000	5.000	03/15/2029	6,308,640
New York State Dormitory Authority Sales Tax RB Refunding Series 2015 A (AA+/Aa2)
4,360,000	5.000	03/15/2025	5,128,288
New York State Dormitory Authority Sales Tax RB Refunding Series 2015 B (AA+/Aa2)
8,225,000	5.000	03/15/2032	9,761,838
New York State Dormitory Authority Sales Tax RB Refunding Series 2018 E Group 1 (AA+/Aa2)
31,875,000	5.000	03/15/2023	34,849,250
New York State Dormitory Authority School District Financing RB Series 2020 A (AGM) (AA/A1)
550,000	5.000	10/01/2022	589,657
675,000	5.000	10/01/2023	752,768
815,000	5.000	10/01/2024	940,663
New York State Dormitory Authority State Personal Income Tax RB Federally Taxable Build America Bonds Series 2010 D (AA+/Aa2)
730,000	4.900	03/15/2023	794,864
New York State Dormitory Authority State Personal Income Tax RB for General Purpose Series 2019 A (AA+/Aa2)
34,055,000	5.000	03/15/2025	40,055,927
New York State Dormitory Authority State Personal Income Tax RB Refunding for General Purpose Series 2012 A (AA+/Aa2)
5,125,000	5.000	12/15/2029	5,532,732
New York State Dormitory Authority State Personal Income Tax RB Refunding for General Purpose Series 2017 A (AA+/Aa2)
2,150,000	5.000	02/15/2026	2,599,472
New York State Energy Research & Development Authority RB Refunding for Central Hudson Gas & Electric Corp. Projects Series 1999 B (AMT) (AMBAC) (A-/A3)(b)
27,750,000	0.110	04/30/2021	27,750,000
New York State Energy Research & Development Authority RB Refunding for New York State Electric & Gas Corp. Projects Series 2004 C (A-/A3)(a)(b)
17,000,000	2.625	07/03/2023	17,719,314
New York State Urban Development Corp. General Purpose Personal Income Tax RB Refunding Series 2014 A (AA+/Aa2)
1,120,000	5.000	03/15/2027	1,269,776
New York State Urban Development Corp. General Purpose Personal Income Tax RB Refunding Series 2015 A (AA+/Aa2)
4,220,000	5.000	03/15/2025	4,963,618
New York State Urban Development Corp. General Purpose Personal Income Tax RB Refunding Series 2017 A (AA+/Aa2)
945,000	5.000	03/15/2022	988,331
New York State Urban Development Corp. General Purpose Personal Income Tax RB Series 2010 C (AA+/Aa2)
4,435,000	5.360	03/15/2024	5,018,104
New York State Urban Development Corp. RB for State of New York Personal Income Tax Revenue Series 2013 C (AA+/Aa2)
10,000,000	5.000	03/15/2029	10,893,871

Municipal Bonds – (continued)
New York – (continued)
New York State Urban Development Corp. Taxable Refunding RB Series 2017 B (AA+/Aa2)
10,175,000	2.670	03/15/2023	10,589,039
28,250,000	2.860	03/15/2024	29,914,222
New York State Urban Development Corp. Taxable Refunding RB Series 2017 D-1 (AA+/Aa2)
20,015,000	2.980	03/15/2025	21,459,294
New York Transportation Development Corp. RB for Delta Air Lines, Inc. Series 2018 (AMT) (BB+/Baa3)
5,000,000	5.000	01/01/2022	5,150,184
5,300,000	5.000	01/01/2023	5,663,520
13,975,000	5.000	01/01/2024	15,436,008
8,000,000	5.000	01/01/2025	9,098,315
3,425,000	5.000	01/01/2026	4,000,488
3,000,000	5.000	01/01/2028	3,676,373
New York Transportation Development Corp. RB Refunding for JFK International Air Terminal LLC Series 2020 A (AMT) (BBB/Baa1)
250,000	5.000	12/01/2022	267,585
1,500,000	5.000	12/01/2023	1,663,598
1,850,000	5.000	12/01/2024	2,102,246
1,115,000	5.000	12/01/2025	1,299,083
New York Transportation Development Corp. RB Refunding for JFK International Air Terminal LLC Series 2020 B (BBB/Baa1)
1,500,000	1.360	12/01/2021	1,503,886
1,200,000	1.610	12/01/2022	1,211,032
New York Transportation Development Corp. RB Refunding for JFK International Air Terminal LLC Series 2020 C (BBB/Baa1)
1,100,000	5.000	12/01/2021	1,133,113
850,000	5.000	12/01/2022	913,894
2,080,000	5.000	12/01/2023	2,308,599
1,000,000	5.000	12/01/2024	1,143,690
830,000	5.000	12/01/2025	973,179
1,000,000	5.000	12/01/2026	1,202,046
Niagara Falls Bridge Commission RB Series 1992 (NATL-RE) (A+/Baa2)
7,230,000	6.250	10/01/2021	7,441,815
Oyster Bay GO Refunding Bonds Series 2020 (BAM) (AA/Baa1)
500,000	4.000	11/01/2023	546,455
475,000	4.000	11/01/2024	533,146
750,000	4.000	11/01/2025	862,543
800,000	4.000	11/01/2026	940,472
675,000	4.000	11/01/2027	807,185
Oyster Bay GO Refunding Bonds Series 2020 (BBB+/Baa1)
840,000	2.000	11/01/2021	847,834
820,000	4.000	11/01/2022	863,243
Oyster Bay GO Refunding Bonds Series 2021 (AGM) (AA/Baa1)
575,000	4.000	03/01/2025	650,486
925,000	4.000	03/01/2026	1,072,200
825,000	4.000	03/01/2027	975,152
850,000	4.000	03/01/2028	1,021,230
Oyster Bay GO Refunding Bonds Series 2021 (BBB+/Baa1)
475,000	2.000	03/01/2022	481,342
440,000	4.000	03/01/2023	468,561
425,000	4.000	03/01/2024	468,245

184	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
New York – (continued)
Port Authority of New York & New Jersey Consolidated RB Refunding Series 223 (AMT) (A+/Aa3)
$200,000	5.000%	07/15/2021	$202,647
1,125,000	5.000	07/15/2022	1,192,976
1,500,000	5.000	07/15/2023	1,658,448
2,355,000	5.000	07/15/2024	2,694,710
1,400,000	5.000	07/15/2025	1,651,025
2,250,000	5.000	07/15/2026	2,725,929
1,625,000	5.000	07/15/2027	2,012,442
Port Authority of New York & New Jersey Consolidated RB Series 158 (A+/Aa3)
6,315,000	5.859	12/01/2024	7,499,332
Port Authority of New York & New Jersey Consolidated RB Series 169 (A+/Aa3)
1,250,000	5.000	10/15/2024	1,281,431
Port Authority of New York & New Jersey Consolidated RB Series 177 (A+/Aa3)
2,715,000	4.000	07/15/2031	2,852,173
Port Authority of New York & New Jersey Consolidated RB Series 186 (AMT) (A+/Aa3)
5,295,000	5.000	10/15/2021	5,428,140
8,345,000	5.000	10/15/2033	9,508,742
Port Authority of New York & New Jersey Consolidated RB Series 193 (AMT) (A+/Aa3)
2,280,000	5.000	10/15/2021	2,337,329
Port Authority of New York & New Jersey Consolidated RB Series 2018 (AMT) (A+/Aa3)
2,505,000	5.000	09/15/2025	2,969,435
Port Authority of New York & New Jersey Consolidated RB Series 202 (AMT) (A+/Aa3)
2,000,000	5.000	10/15/2021	2,050,289
Port Authority of New York & New Jersey Consolidated RB Series AAA (A+/Aa3)
156,640,000	1.086	07/01/2023	158,972,793
Rocky Point Union Free School District GO Bonds Series 2020 (ST AID WITHHDLG) (NR/NR)
3,200,000	1.500	06/25/2021	3,208,344
Sales Tax Asset Receivable Corp. RB Refunding for Fiscal 2015 Series A (AA+/Aa2)
1,365,000	5.000	10/15/2029	1,576,445
2,500,000	4.000	10/15/2032	2,784,073
Southwestern Central School District GO Bonds Series 2020 B (ST AID WITHHLDG) (NR/NR)
5,650,000	1.500	06/24/2021	5,664,164
Suffolk County New York GO Bonds for Public Improvement Series 2016 B (BAM) (AA/NR)
5,200,000	2.000	10/15/2021	5,244,647
Suffolk County New York GO Bonds for Public Improvement Series 2018 A (AGM) (AA/NR)
4,955,000	5.000	06/01/2021	4,990,618
5,005,000	5.000	06/01/2022	5,267,144
Suffolk County New York GO Bonds Series 2019 A (BAM) (AA/NR)
3,160,000	5.000	04/01/2023	3,449,654
Suffolk County New York GO Refunding Serial Bonds Series 2017 A (AGM) (AA/NR)
7,035,000	4.000	02/01/2023	7,491,669

Municipal Bonds – (continued)
New York – (continued)
Suffolk County New York GO Refunding Serial Bonds Series 2017 B (AGM) (AA/NR)
6,360,000	4.000	10/15/2023	6,929,871
Triborough Bridge & Tunnel Authority RB Refunding Series 2012 B (AA-/Aa3)
7,125,000	5.000	11/15/2028	7,665,703
Triborough Bridge & Tunnel Authority RB Refunding Series 2018 B (AA-/Aa3)
7,610,000	5.000	11/15/2025	9,143,369
Triborough Bridge & Tunnel Authority RB Refunding Subseries 2005 B-4 (AA-/Aa3)(a)
6,500,000	(SOFR + 0.38%), 0.387	02/01/2024	6,497,046
Triborough Bridge & Tunnel Authority RB Series 2012 A (AA-/Aa3)
5,000,000	4.000	11/15/2036	5,223,482
Triborough Bridge & Tunnel Authority RB Series 2014 A (AA-/Aa3)
20,135,000	5.000	11/15/2039	22,656,317
TSASC Inc., Tobacco Settlement RB Senior Series 2017 A (A/NR)
1,000,000	5.000	06/01/2021	1,007,172
Utility Debt Securitization Authority Restructuring RB Series 2013 (AAA/Aaa)
9,740,000	5.000	12/15/2030	10,949,807
2,500,000	5.000	12/15/2041	2,789,040
Utility Debt Securitization Authority Restructuring RB Series 2016 B (AAA/WR)
1,025,000	5.000	12/15/2023	1,059,660

			1,872,174,282

North Carolina – 2.0%
Columbus County Industrial Facilities and Pollution Control Financing Authority RB Refunding for International Paper Co. Series 2019 A (BBB/Baa2)(a)(b)
425,000	2.000	10/01/2024	442,662
Columbus County Industrial Facilities and Pollution Control Financing Authority RB Refunding for International Paper Co. Series 2019 B (BBB/Baa2)(a)(b)
450,000	2.000	10/01/2024	468,701
Columbus County Industrial Facilities and Pollution Control Financing Authority RB Refunding for International Paper Co. Series 2019 C (AMT) (BBB/Baa2)(a)(b)
1,750,000	2.100	10/01/2024	1,828,737
Columbus County Industrial Facilities and Pollution Control Financing Authority RB Refunding for International Paper Co. Series 2020 A (BBB/NR)(a)(b)
4,550,000	1.375	06/16/2025	4,644,484
County of Wake GO Refunding Bonds Series 2021 (AAA/Aaa)(h)
7,845,000	5.000	04/01/2026	9,572,391
North Carolina Capital Facilities Finance Agency RB for Duke University Project Series 2014 A (AA+/Aa1)(d)
71,475,000	5.000	04/01/2022	74,935,777
North Carolina Capital Facilities Finance Agency RB Refunding for Duke University Project Series 2014 B (AA+/Aa1)(d)
35,000,000	5.000	04/01/2022	36,694,679

The accompanying notes are an integral part of these financial statements.	185

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
North Carolina – (continued)
North Carolina Capital Facilities Finance Agency RB Refunding for High Point University Series 2021 (A-/NR)
$220,000	3.000%	05/01/2022	$226,162
250,000	4.000	05/01/2023	268,802
190,000	4.000	05/01/2024	209,987
240,000	5.000	05/01/2025	280,996
275,000	5.000	05/01/2026	330,885
North Carolina Medical Care Commission RB for Caromont Health Obligated Group Series 2021 B (AA-/NR)(a)(b)
3,470,000	5.000	02/01/2026	4,184,202
North Carolina Municipal Power Agency No. 1 RB Refunding Series 2015 A (A/NR)
6,170,000	5.000	01/01/2025	7,177,175
North Carolina Turnpike Authority RB Series 2020 (BBB/NR)
87,795,000	5.000	02/01/2024	98,854,466

			240,120,106

North Dakota – 0.1%
City of Williston RB Refunding for Airport Series 2018 (A+/NR)
805,000	5.000	11/01/2021	826,755
1,815,000	5.000	11/01/2022	1,946,015
1,655,000	5.000	11/01/2023	1,846,115
2,000,000	4.000	11/01/2024	2,172,465
4,155,000	4.500	11/01/2026	4,529,553

			11,320,903

Ohio – 1.9%
Akron Bath Copley Joint Township Hospital District RB Refunding for Summa Health System Obligated Group Series 2020 (BBB+/Baa2)
125,000	5.000	11/15/2025	146,941
175,000	5.000	11/15/2026	210,987
American Municipal Power, Inc. RB for Hydroelectric Projects Series 2010 C (A/A2)
2,720,000	6.973	02/15/2024	3,141,740
American Municipal Power, Inc. RB Refunding for Combined Hydroelectric Project Series 2020 A (A/A2)
925,000	5.000	02/15/2025	1,077,840
American Municipal Power, Inc. RB Refunding for Prairie State Energy Campus Project Series 2019 B (A/A1)
3,180,000	5.000	02/15/2023	3,456,544
1,435,000	5.000	02/15/2024	1,619,754
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 A-1 Class 1 (A/NR)
7,045,000	1.580	06/01/2021	7,058,282
6,000,000	1.630	06/01/2022	6,081,746
6,345,000	1.650	06/01/2023	6,485,584
5,935,000	1.709	06/01/2024	6,090,884
7,500,000	1.809	06/01/2025	7,684,951
Buckeye Tobacco Settlement Financing Authority RB Refunding for Senior Asset-Backed Bonds Series 2020 B-1 Class 2 (BBB+/NR)
2,955,000	1.850	06/01/2029	2,848,893
City of Columbus Various Purpose Unlimited Tax Bonds Series 2018 A (AAA/Aaa)
5,000,000	5.000	04/01/2023	5,480,353
City of Columbus Various Purpose Unlimited Tax Bonds Series 2021 A (AAA/Aaa)
12,685,000	5.000	04/01/2025	14,977,211

Municipal Bonds – (continued)
Ohio – (continued)
Cleveland GO Bonds Series 2020 A (AA+/A1)
125,000	2.000	12/01/2022	128,612
260,000	3.000	12/01/2023	278,281
200,000	3.000	12/01/2024	217,877
380,000	3.000	12/01/2025	420,135
600,000	3.000	12/01/2026	670,925
County of Allen Hospital Facilities Revenue RB for Bon Secours Mercy Health, Inc. Series 2017 B (A+/A1)(a)(b)
5,000,000	5.000	05/05/2022	5,249,483
County of Montgomery Ohio Hospital Facilities RB Refunding for Miami Valley Hospital Series 2019 A (A/Baa1)
1,950,000	5.000	11/15/2024	2,237,794
Cuyahoga County Ohio Hospital RB Refunding for Metrohealth System Series 2017 (BBB-/Baa3)
1,750,000	5.000	02/15/2023	1,882,190
3,000,000	5.000	02/15/2024	3,336,280
1,500,000	5.000	02/15/2025	1,716,937
Hamilton County Sewer System RB Refunding Series 2019 A (AA+/Aa2)
3,000,000	4.000	12/01/2021	3,075,043
6,450,000	5.000	12/01/2024	7,510,819
Hillsdale Local School District COPS Series 2020 (BAM) (AA/A2)
675,000	4.000	12/01/2023	734,283
1,245,000	4.000	12/01/2024	1,386,909
1,120,000	4.000	12/01/2025	1,274,066
Kent State University Taxable Refunding RB Series 2020 B (A+/Aa3)
875,000	1.875	05/01/2023	902,516
875,000	1.960	05/01/2024	911,937
1,325,000	2.060	05/01/2025	1,390,498
Miami Oxford University RB Refunding Series 2020 A (AA/Aa3)
300,000	5.000	09/01/2021	305,884
340,000	5.000	09/01/2022	362,894
575,000	5.000	09/01/2023	639,927
395,000	5.000	09/01/2024	456,088
Ohio Air Quality Development Authority RB for Ohio Valley Electric Corp. Series 2009 A (BBB-/Ba1)
1,075,000	2.875	02/01/2026	1,118,689
Ohio Air Quality Development Authority RB for Ohio Valley Electric Corp. Series 2009 D (BBB-/Ba1)
2,695,000	2.875	02/01/2026	2,804,527
Ohio Air Quality Development Authority RB Refunding for American Electric Power Co., Inc. Series 2005 A (AMT) (BBB+/NR)(a)(b)
3,750,000	2.100	10/01/2024	3,895,533
Ohio Air Quality Development Authority RB Refunding for American Electric Power Co., Inc. Series 2014 D (BBB+/NR)(a)(b)
5,000,000	1.900	10/01/2024	5,190,090
Ohio Higher Educational Facility Commission RB for University of Dayton RMKT 08/04/06 Series 2003 B (FGIC) (A+/A2)(c)
155,000	(MUNI-CPI + 1.08%), 2.619	12/01/2021	156,672
155,000	(MUNI-CPI + 1.10%), 2.639	12/01/2022	158,921
165,000	(MUNI-CPI + 1.12%), 2.659	12/01/2023	170,868

186	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Ohio – (continued)
Ohio Higher Educational Facility Commission RB for University of Dayton Series 2006 A (AMBAC) (A+/A2)(c)
$680,000	(MUNI-CPI + 1.08%), 2.619%	12/01/2021	$687,336
710,000	(MUNI-CPI + 1.10%), 2.639	12/01/2022	727,958
480,000	(MUNI-CPI + 1.12%), 2.659	12/01/2023	497,071
Ohio Higher Educational Facility Commission RB Refunding for Xavier University Series 2020 (A/A3)
425,000	5.000	05/01/2023	464,153
985,000	5.000	05/01/2024	1,114,391
650,000	5.000	05/01/2026	781,376
Ohio State GO Refunding Bonds for Higher Education Series 2014 B (AA+/Aa1)
7,485,000	5.000	08/01/2023	8,317,739
Ohio State Highway Capital Improvement GO Bonds Series 2012 Q (AAA/Aa1)(d)
1,685,000	5.000	05/01/2022	1,773,270
Ohio State Infrastructure Improvement GO Bonds Series 2013 A (AA+/Aa1)
6,505,000	4.000	02/01/2030	6,777,132
Ohio State RB for Department of Transportation Series 2019-1 (AA/Aa2)
1,000,000	5.000	12/15/2022	1,082,222
1,295,000	5.000	12/15/2023	1,458,464
Ohio State RB for University Hospitals Health System, Inc. Obligated Group Series 2018 C (A/A2)(a)(b)
15,100,000	5.000	09/15/2021	15,403,976
20,000	5.000	09/15/2021	20,403
Ohio State RB for University Hospitals Health System, Inc. Obligated Group Series 2018 D (A/A2)(a)(b)
11,775,000	5.000	09/15/2023	13,075,480
Ohio State RB for University Hospitals Health System, Inc. Obligated Group Series 2020 B (A/A2)(a)(b)
5,335,000	5.000	01/15/2025	6,187,478
Ohio State RB Refunding for Administrative Building Fund Series 2020 A (AA/Aa2)
6,000,000	1.562	10/01/2021	6,040,406
1,125,000	1.678	10/01/2024	1,164,310
Ohio State RB Refunding for Adult Correctional Building Funds Series 2020 A (AA/Aa2)
5,220,000	1.562	10/01/2021	5,252,843
4,000,000	1.592	10/01/2022	4,074,805
4,535,000	1.610	10/01/2023	4,657,951
3,625,000	1.678	10/01/2024	3,738,959
Ohio State RB Refunding for Premier Health Partners Obligated Group Series 2020 (A/Baa1)
140,000	5.000	11/15/2024	160,878
280,000	5.000	11/15/2025	330,809
Ohio State Third Frontier Research & Development GO Bonds Series 2013 A (AA+/Aa1)(d)
7,400,000	4.000	05/01/2021	7,420,887
Ohio State Water Development Authority RB for Waste Management, Inc. Project Series 2002 (A-/NR)
8,250,000	3.250	11/01/2022	8,611,478

Municipal Bonds – (continued)
Ohio – (continued)
Ohio Water Development Authority RB for Water Pollution Control Loan Fund Series 2014 (AAA/Aaa)
6,085,000	5.000	06/01/2021	6,131,455
Revere Local School District School Facilities Improvement GO Unlimited Bonds Series 2017 a (NR/Aa1)(d)
1,240,000	5.000	06/01/2022	1,310,003
University of Toledo General Receipts RB Series 2011 B (A/A2)(d)
355,000	5.000	06/01/2021	357,682
Winton Woods City School District Class Room Facilities GO Unlimited Bonds Series 2017 A (SD CRED PROG) (AA/Aa2)(d)
2,805,000	5.000	05/01/2022	2,951,941

			225,519,244

Oklahoma – 0.6%
City of Tulsa GO Bonds Series 2020 (AA/Aa1)
5,300,000	5.000	03/01/2023	5,785,732
Cleveland County Educational Facilities Authority RB for Norman Public Schools Project Series 2019 (A+/NR)
1,400,000	5.000	06/01/2021	1,409,751
2,005,000	5.000	06/01/2022	2,107,859
Oklahoma Capitol Improvement Authority RB Series 2017 B (AA-/NR)
6,155,000	5.000	01/01/2025	7,197,131
Oklahoma County Independent School District No. 12 Edmond GO Bonds Series 2020 (AA+/NR)
7,700,000	2.000	03/01/2023	7,970,953
Oklahoma County Independent School District No. 89 Oklahoma City GO Bonds Series 2020 A (AA/NR)
16,520,000	1.250	07/01/2024	16,989,261
Oklahoma Development Finance Authority Health System RB for OU Medicine Project Series 2018 B (BB+/Baa3)
525,000	5.000	08/15/2022	551,114
500,000	5.000	08/15/2023	546,537
500,000	5.000	08/15/2024	563,547
Oklahoma Development Finance Authority RB for Gilcrease Developers LLC Series 2020 A (AMT) (NR/Baa2)
17,390,000	1.625	07/06/2023	17,470,220
Oklahoma Turnpike Authority RB Refunding Second Senior Series 2017 D (AA-/Aa3)
2,840,000	4.000	01/01/2023	3,027,234
Tulsa County Independent School District No. 1 GO Bonds Series 2020 B (AA/NR)
7,300,000	2.000	08/01/2024	7,680,335

			71,299,674

Oregon – 0.7%
City of Portland Sewer System RB for Second Lien Series 2020 A (AA/Aa2)
6,370,000	5.000	03/01/2024	7,235,498
6,710,000	5.000	03/01/2025	7,892,239
Forest Grove Oregon Student Housing RB Refunding for Oak Tree Foundation Project Series 2017 (BBB-/NR)
385,000	5.000	03/01/2023	405,371
200,000	5.000	03/01/2024	215,031
200,000	5.000	03/01/2025	218,646

The accompanying notes are an integral part of these financial statements.	187

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Oregon – (continued)
Lane County Oregon Springfield School District No. 19 GO Refunding Bonds Series 2015 (SCH BD GTY) (AA+/Aa1)(f)
$3,780,000	0.000%	06/15/2021	$3,777,964
Oregon Health & Science University RB Refunding for Oregon Health & Science University Obligated Group Series 2019 A (AA-/Aa3)
600,000	5.000	07/01/2021	606,858
850,000	5.000	07/01/2022	900,018
950,000	5.000	07/01/2023	1,048,534
Oregon State Business Development Commission RB for Intel Corp. Project Series 2010 232 (A+/A1)(a)(b)
13,050,000	2.400	08/14/2023	13,649,233
Oregon State Facilities Authority RB Refunding for Samaritan Health Services, Inc. Obligated Group Series 2020 A (BBB+/NR)
400,000	5.000	10/01/2024	457,191
125,000	5.000	10/01/2026	151,016
Port of Portland Airport Taxable RB Series 27 B (A+/NR)
875,000	0.800	07/01/2022	876,380
1,100,000	1.000	07/01/2023	1,101,043
1,155,000	1.200	07/01/2024	1,151,901
1,000,000	1.300	07/01/2025	988,002
Portland Community College District GO Unlimited Bonds Series 2013 (AA+/Aa1)(d)
6,930,000	5.000	06/15/2023	7,662,825
Portland Oregon Community College District GO Bonds Series 2018 (AA+/Aa1)
12,520,000	4.000	06/15/2021	12,614,647
Portland Oregon Community College District GO Refunding Bonds Series 2016 (AA+/Aa1)
2,000,000	5.000	06/15/2021	2,019,006
Portland Oregon Water System RB Refunding First Lien Series 2016 A (NR/Aa1)
2,130,000	5.000	04/01/2022	2,232,697
Portland Oregon Water System RB Refunding Second Lien Series 2020 A (NR/Aa2)
2,135,000	5.000	05/01/2024	2,440,037
State of Oregon Department of Transportation RB Senior Lien Series 2020 B (AAA/Aa1)
1,125,000	0.414	11/15/2023	1,126,064
1,520,000	0.566	11/15/2024	1,515,510
4,145,000	0.686	11/15/2025	4,092,337
Tualatin Hills Park & Recreation District GO Refunding Green Bonds Series 2021 (NR/Aa1)
2,280,000	5.000	06/01/2024	2,615,926
2,450,000	5.000	06/01/2025	2,909,253

			79,903,227

Pennsylvania – 4.5%
Abington School District GO Bonds Series 2017 (ST AID WITHHLDG) (AA/NR)
1,375,000	5.000	10/01/2021	1,407,716
1,950,000	5.000	10/01/2022	2,089,386
Allegheny County Hospital Development Authority RB Refunding for Allegheny Health Network Obligated Group Series 2018 A (A/NR)
3,170,000	5.000	04/01/2022	3,312,800
2,250,000	5.000	04/01/2023	2,452,782
4,000,000	5.000	04/01/2024	4,521,804

Municipal Bonds – (continued)
Pennsylvania – (continued)
Allegheny County Hospital Development Authority RB Refunding for UPMC Obligated Group Series 2019 A (A/A2)
1,845,000	5.000	07/15/2021	1,869,942
1,935,000	5.000	07/15/2022	2,054,494
1,510,000	5.000	07/15/2023	1,672,791
5,900,000	5.000	07/15/2025	7,004,513
Bethlehem Area School District Authority School RB Refunding for Bethlehem Area School District Refunding Project Series 2018 (ST AID WITHHLDG) (NR/A1)(a)
5,985,000	(1 Mo. LIBOR + 0.48%), 0.556	11/01/2021	5,984,548
Bucks County Industrial Development Authority RB Refunding for Pennswood Village Obligated Group Series 2018 A (BBB+/NR)
545,000	5.000	10/01/2022	574,389
760,000	5.000	10/01/2023	826,498
Butler County Hospital Authority RB for Health System Project Series 2015 A (A/Baa2)
1,000,000	4.000	07/01/2021	1,006,737
City of Philadelphia Airport RB Refunding Series 2011 A (AMT) (A-/A2)
3,600,000	5.000	06/15/2023	3,634,088
2,610,000	5.000	06/15/2027	2,633,882
City of Philadelphia GO Bonds Series 2016 F (ST AID WITHHLDG) (A+/A2)
4,000,000	5.000	09/01/2021	4,076,792
City of Philadelphia GO Bonds Series 2019 A (ST AID WITHHLDG) (A+/A2)
645,000	5.000	09/01/2022	687,486
845,000	5.000	09/01/2023	932,452
City of Philadelphia GO Bonds Series 2020 (ST AID WITHHLDG) (A+/A2)
8,880,000	5.000	09/01/2021	9,050,479
5,000,000	5.000	09/01/2022	5,329,350
8,000,000	5.000	09/01/2023	8,827,950
City of Philadelphia RB Series 2020 (SP-1+/MIG1)
6,465,000	4.000	06/30/2021	6,526,976
City of Philadelphia Water & Wastewater RB Series 2020 A (A+/A1)
600,000	5.000	11/01/2025	718,510
605,000	5.000	11/01/2026	744,907
Coatesville School District GO Refunding Bonds Series 2017 (AGM) (ST AID WITHHLDG) (AA/A2)
1,025,000	5.000	08/01/2022	1,084,299
Coatesville School District GO Refunding Bonds Series 2017 (ETM) (AGM) (ST AID WITHHLDG) (AA/A2)(d)
1,270,000	5.000	08/01/2021	1,289,874
100,000	5.000	08/01/2022	106,321
Commonwealth Financing Authority Taxable RB Series 2005 A (NATL-RE) (A/A1)
645,000	5.380	06/01/2021	649,436
Commonwealth Financing Authority Taxable RB Series 2006 C (AGM) (AA/A1)
2,770,000	5.114	06/01/2021	2,788,349
Commonwealth Financing Authority Tobacco Master Settlement Payment RB Series 2018 (A/A1)
2,270,000	5.000	06/01/2023	2,489,512
1,720,000	5.000	06/01/2024	1,955,347

188	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Pennsylvania – (continued)
Commonwealth of Pennsylvania GO Bonds Series 2015 (A+/Aa3)
$7,975,000	5.000%	08/15/2025	$9,512,668
County of Beaver GO Refunding Bonds Series 2017 (BAM) (AA/NR)
1,000,000	5.000	04/15/2025	1,153,650
County of Lehigh Purpose Authority RB Refunding for Lehigh Valley Health Network Obligated Group Series 2019 A (A+/A2)
800,000	5.000	07/01/2022	845,531
925,000	5.000	07/01/2023	1,023,137
1,735,000	5.000	07/01/2024	1,992,356
County of Westmoreland GO Bonds Series 2013 A (NR/A2)
945,000	5.000	12/01/2023	1,036,813
55,000	5.000	12/01/2024	60,456
Cumberland County Municipal Authority RB Refunding for Messiah College Series 2020 SS3 (A-/NR)
2,150,000	2.074	11/01/2025	2,195,133
2,195,000	2.345	11/01/2026	2,243,984
Delaware County Authority RB Refunding for Neumann University Series 2020 (BBB/NR)
180,000	4.000	10/01/2021	182,707
195,000	4.000	10/01/2022	203,772
235,000	5.000	10/01/2023	257,927
Delaware River Port Authority RB Refunding Series 2018 B (A+/A1)
5,000,000	5.000	01/01/2022	5,175,576
Delaware Valley Regional Finance Authority RB Refunding Series 2020 B (A+/A1)
35,250,000	5.000	11/01/2024	40,553,479
General Authority of Southcentral Pennsylvania WellSpan Health Obligation Group RB Refunding Series 2019 B (AA-/Aa3)(a)
15,000,000	(SIFMA Municipal Swap Index Yield + 0.60%), 0.670	06/01/2024	15,115,076
Lancaster School District GO Refunding Bonds Series 2019 B (AGM) (ST AID WITHHLDG) (AA/NR)
300,000	4.000	06/01/2021	301,719
540,000	4.000	06/01/2022	562,773
Lehigh County Industrial Development Authority PCRB Refunding for PPL Electric Utilities Corp. Project RMKT 08/15/17 Series 2016 B (A/A1)(a)(b)
9,000,000	1.800	08/15/2022	9,174,559
Lower Merion School District GO Bonds Series 2020 (ST AID WITHHLDG) (NR/Aaa)
5,980,000	5.000	11/15/2026	7,429,911
Montgomery County Higher Education & Health Authority RB Refunding for Thomas Jefferson University Obligated Group Series 2019 (A/A2)
600,000	5.000	09/01/2022	638,643
550,000	5.000	09/01/2023	608,317
650,000	5.000	09/01/2024	744,100
Pennsylvania Economic Development Financing Authority RB for Solid Waste Disposal Project Series 2009 (A-/NR)(a)(b)
12,265,000	2.800	12/01/2021	12,468,597
Pennsylvania Economic Development Financing Authority RB for UPMC Obligated Group Series 2013 A (A/A2)
2,040,000	5.000	07/01/2038	2,225,175

Municipal Bonds – (continued)
Pennsylvania – (continued)
Pennsylvania Economic Development Financing Authority RB for Waste Management, Inc. Series 2017 A (AMT) (A-/NR)(a)(b)
7,500,000	0.700	08/02/2021	7,506,803
Pennsylvania Economic Development Financing Authority RB Refunding City of Philadelphia Water & Wastewater Series 2020 (BBB+/Baa2)
365,000	3.000	01/01/2022	370,167
370,000	3.000	01/01/2023	383,242
430,000	3.000	01/01/2024	454,509
505,000	3.000	01/01/2025	539,856
615,000	4.000	01/01/2026	693,523
Pennsylvania Economic Development Financing Authority RB Refunding for PPL Electric Utilities Corp. Series 2008 (A/A1)
25,180,000	0.400	10/01/2023	25,163,240
Pennsylvania Higher Educational Facilities Authority RB Refunding for Drexel University Series 2020 A (AGM) (AA/A2)
300,000	5.000	05/01/2021	301,015
400,000	5.000	05/01/2022	419,976
500,000	5.000	05/01/2023	547,262
300,000	5.000	05/01/2024	340,686
350,000	5.000	05/01/2025	410,556
Pennsylvania Higher Educational Facilities Authority RB Refunding for University of Pennsylvania Health System Obligated Group (The) Series 2015 (AA/Aa3)
2,570,000	5.000	08/15/2025	3,065,524
Pennsylvania Higher Educational Facilities Authority RB Refunding for University of Pennsylvania Health System Obligated Group (The) Series 2016 C (AA/Aa3)
3,595,000	5.000	08/15/2025	4,288,156
Pennsylvania State Commonwealth GO Bonds First Series 2011 (A+/Aa3)
28,895,000	4.000	11/15/2027	29,547,602
Pennsylvania State Commonwealth GO Bonds First Series 2013 (A+/Aa3)
23,100,000	4.000	04/01/2032	24,759,677
5,195,000	4.000	04/01/2033	5,566,482
Pennsylvania State Commonwealth GO Bonds First Series 2020 (A+/Aa3)
12,655,000	5.000	05/01/2026	15,416,334
Pennsylvania State Commonwealth GO Refunding Bonds First Series 2016 (A+/Aa3)
6,635,000	5.000	09/15/2024	7,676,199
Pennsylvania State Commonwealth GO Refunding Bonds First Series 2016 (AGM-CR) (AA/Aa3)
6,185,000	5.000	09/15/2025	7,415,719
Pennsylvania State Commonwealth GO Refunding Bonds First Series 2017 (A+/Aa3)
33,465,000	5.000	01/01/2023	36,257,989
55,075,000	5.000	01/01/2025	64,355,253
Pennsylvania State Commonwealth GO Refunding Bonds Second Series 2016 (A+/Aa3)
4,620,000	5.000	01/15/2022	4,792,246
Pennsylvania State Commonwealth GO Refunding Bonds Series 2019 (A+/Aa3)
9,960,000	5.000	07/15/2025	11,847,834

The accompanying notes are an integral part of these financial statements.	189

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Pennsylvania – (continued)
Pennsylvania State GO Bonds First Refunding Series 2015 (AGM- CR) (AA/Aa3)
$5,000,000	5.000%	08/15/2022	$5,323,917
Pennsylvania Turnpike Commission RB Refunding Series 2016 (A-/A3)
3,375,000	5.000	06/01/2029	4,009,634
Pennsylvania Turnpike Commission RB Refunding Series 2017 A-2 (A+/A1)
1,835,000	5.000	12/01/2024	2,144,085
3,040,000	5.000	12/01/2025	3,667,074
3,865,000	5.000	12/01/2026	4,783,889
5,240,000	5.000	12/01/2027	6,635,193
Pennsylvania Turnpike Commission RB Refunding Series 2020 (A-/A3)
895,000	2.013	12/01/2024	918,329
Pennsylvania Turnpike Commission RB Refunding Subordinate Series 2016 A (AA/Aa3)
1,000,000	5.000	12/01/2022	1,080,511
Pennsylvania Turnpike Commission RB Series 2018 B (A+/A1)(c)
11,750,000	(SIFMA Municipal Swap Index Yield + 0.70%), 0.770	12/01/2023	11,801,151
Pennsylvania Turnpike Commission RB Series 2020 B (A+/A1)
475,000	5.000	12/01/2023	535,381
450,000	5.000	12/01/2024	525,798
350,000	5.000	12/01/2025	422,196
350,000	5.000	12/01/2026	433,211
Philadelphia Authority for Industrial Development RB Refunding for St. Joseph’s University Series 2020 (A-/NR)
250,000	4.000	11/01/2021	254,978
250,000	4.000	11/01/2022	263,483
535,000	4.000	11/01/2024	592,660
Philadelphia Hospitals and Higher Education Facilities Authority RB Refunding for Temple University Health System Obligation Group Series 2017 (BBB-/Ba1)
4,000,000	5.000	07/01/2022	4,179,198
1,750,000	5.000	07/01/2023	1,892,986
Pittsburgh & Allegheny County Sports & Exhibition Authority RB for Parking System Series 2017 (A/NR)
640,000	4.000	12/15/2021	655,823
280,000	5.000	12/15/2022	301,083
Pittsburgh & Allegheny County Sports & Exhibition Authority RB Refunding for Allegheny Regional Asset District Series 2020 (AGM) (AA/A1)
1,785,000	4.000	02/01/2023	1,903,572
1,300,000	4.000	02/01/2025	1,462,970
1,930,000	5.000	02/01/2026	2,307,955
Pittsburgh Water & Sewer Authority First Lien RB Refunding Series 2017 C (AGM) (AA/A2)(a)
11,605,000	(SIFMA Municipal Swap Index Yield + 0.65%), 0.720	12/01/2023	11,630,207
Pittsburgh Water & Sewer Authority First Lien RB Series 2019 A (A/A3)
500,000	5.000	09/01/2021	509,475
250,000	5.000	09/01/2022	266,248
270,000	5.000	09/01/2023	299,797

Municipal Bonds – (continued)
Pennsylvania – (continued)
Pittsburgh Water & Sewer Authority First Lien RB Series 2019 A (AGM) (AA/A2)
275,000	5.000	09/01/2024	315,413
Scranton School District GO Refunding Bonds Series 2017 A (ST AID WITHHLDG) (A+/A2)
680,000	5.000	06/01/2021	684,455
Southeastern Pennsylvania Transportation Authority RB Series 2020 (AA-/A3)
600,000	5.000	06/01/2021	604,552
700,000	5.000	06/01/2022	739,181
1,000,000	5.000	06/01/2023	1,102,169
1,100,000	5.000	06/01/2024	1,255,716
1,310,000	5.000	06/01/2025	1,542,516
The Berks County Municipal Authority RB Refunding for Tower Health Obligated Group Series 2020 A (BB-/NR)
545,000	5.000	02/01/2022	558,162
1,400,000	5.000	02/01/2023	1,460,759
450,000	5.000	02/01/2024	477,810
Westmoreland County Industrial Development Authority RB Refunding for Excela Health Obligated Group Series 2020 A (NR/Baa1)
235,000	4.000	07/01/2021	236,699
300,000	4.000	07/01/2022	311,170
350,000	4.000	07/01/2023	372,902
450,000	4.000	07/01/2024	490,400
575,000	4.000	07/01/2025	637,550
625,000	4.000	07/01/2026	704,997
Westmoreland County Municipal Authority RB Series 2013 (A+/A1)(d)
1,990,000	5.000	08/15/2023	2,213,382
York Suburban School District GO Refunding Bonds Series 2019 A (BAM) (ST AID WITHHLDG) (AA/NR)
1,075,000	4.000	02/15/2022	1,109,936
2,745,000	4.000	02/15/2023	2,924,330
2,070,000	4.000	02/15/2024	2,267,810

			544,941,032

Puerto Rico – 1.2%
Puerto Rico Commonwealth Public Improvement GO Refunding Bonds Series 2002 A (FGIC) (NR/WR)*
571,650	5.500	07/01/2017	543,782
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (AA/A2)(c)
54,710,000	(3 Mo. LIBOR + 0.52%), 0.679	07/01/2029	50,510,439
Puerto Rico Highway & Transportation Authority RB Refunding Series 2007 CC (AGM) (AA/A2)
25,000	5.250	07/01/2032	30,403
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2002 C (COMWLTH GTD) (CC/WR)*
654,385	5.500	07/01/2016	626,574
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2007 M-2 (AMBAC) (NR/Ca)(b)
1,000,000	10.000	07/01/2035	1,050,906

190	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Puerto Rico – (continued)
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2007 M-2 (COMWLTH GTD) (NR/Ca)*(a)
$10,835,000	10.000%	07/01/2034	$11,458,012
Puerto Rico Public Buildings Authority RB Refunding Series 1993 L (AGM-CR) (AA/A2)
270,000	5.500	07/01/2021	272,596
Puerto Rico Public Finance Corp. RB Series 2001 E (ETM) (AGC- ICC) (AGM-CR) (AA/A2)(d)
4,010,000	6.000	08/01/2026	5,103,923
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2018 A-1 (NR/NR)(f)
24,085,000	0.000	07/01/2024	22,604,991
30,874,000	0.000	07/01/2027	27,048,044
15,126,000	0.000	07/01/2029	12,457,386
484,000	0.000	07/01/2031	370,425
732,000	0.000	07/01/2033	519,591
4,705,000	0.000	07/01/2046	1,435,825
3,833,000	0.000	07/01/2051	843,650
Puerto Rico Sales Tax Financing Corporation Sales Tax Capital Appreciation Restructured RB Series 2019 A-2 (NR/NR)
1,862,000	4.329	07/01/2040	1,991,819
56,000	4.536	07/01/2053	60,047
747,000	4.784	07/01/2058	808,332
Puerto Rico Sales Tax Financing Corporation Sales Tax Restructured RB Series 2018 A-1 (NR/NR)
362,000	4.500	07/01/2034	390,505
183,000	4.550	07/01/2040	198,336
1,345,000	4.750	07/01/2053	1,460,542
3,400,000	5.000	07/01/2058	3,744,012

			143,530,140

Rhode Island – 0.2%
City of Providence GO Refunding Bonds Series 2021 A (BBB+/NR)
320,000	5.000	01/15/2022	330,932
425,000	5.000	01/15/2023	457,306
400,000	5.000	01/15/2024	445,895
440,000	5.000	01/15/2025	505,155
450,000	5.000	01/15/2026	529,793
Narragansett Bay Commission Wastewater System RB Refunding Series 2020 A (AA-/NR)
790,000	1.440	09/01/2023	803,980
800,000	1.497	09/01/2024	815,429
Providence Public Building Authority RB for Capital Improvement Program Project Series 2017 A (BBB/Baa2)
1,210,000	5.000	09/15/2021	1,233,261
Rhode Island Health and Educational Building Corp. Higher Education Facility RB Refunding for Brown University Issue Series 2012 (AA+/Aa1)
4,820,000	5.000	09/01/2021	4,915,336
4,970,000	5.000	09/01/2022	5,307,581
Rhode Island Health and Educational Building Corp. RB for Woonsocket Public School Financing Program Series 2017 A (MUN GOVT GTD) (NR/Aa3)
820,000	5.000	05/15/2021	824,173
1,415,000	5.000	05/15/2022	1,486,596

Municipal Bonds – (continued)
Rhode Island – (continued)
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2015 B (WD/NR)
2,995,000	2.250	06/01/2041	3,153,314

			20,808,751

South Carolina – 0.9%
Berkeley County School District GO Unlimited Bonds Series 2014 A (SCSDE) (AA/Aa1)
4,950,000	3.000	03/01/2026	5,280,609
Charleston County School District GO Bonds Series 2018 (SCSDE) (NR/Aa1)
5,575,000	5.000	03/01/2022	5,822,196
4,015,000	5.000	03/01/2023	4,385,390
City of Charleston RB for Waterworks & Sewer System Capital Improvement Series 2006 B (AAA/Aaa)(a)
10,000,000	(1 Mo. LIBOR + 0.37%), 0.447	01/01/2022	10,001,106
County of Charleston GO Bonds for Transportation Sales Tax Series 2011 (ST AID WITHHLDG) (AAA/Aaa)(d)
4,925,000	4.000	11/01/2021	5,035,135
County of Charleston GO Refunding Bonds for Transportation Sales Tax Series 2013 (AAA/Aaa)
10,005,000	5.000	11/01/2021	10,284,783
Laurens County Water & Sewer Commission RB Series 2020 (NR/WR)(d)
3,035,000	1.375	07/01/2021	3,042,781
South Carolina Public Service Authority RB Series 2016 D (A/A2)
6,756,000	2.388	12/01/2023	7,087,280
South Carolina Public Service Authority Santee Cooper RB Refunding Series 2014 D (A/A2)
1,050,000	3.056	12/01/2023	1,118,521
South Carolina Transportation Infrastructure Bank RB Refunding Series 2013 B (A/Aa3)(a)
55,885,000	(1 Mo. LIBOR + 0.45%), 0.527	10/01/2022	55,918,866
Spartanburg Regional Health Services District Obligated Group RB Series 2020 A (AGM) (AA/A2)
730,000	5.000	04/15/2023	795,900
835,000	5.000	04/15/2024	941,134
925,000	5.000	04/15/2025	1,073,474
1,010,000	5.000	04/15/2026	1,205,541
700,000	5.000	04/15/2027	853,742

			112,846,458

South Dakota – 0.0%
Rapid City Area School District No. 51-4 Limited Tax Capital Outlay GO Refunding Bonds Series 2017 B (ST AID WITHHLDG) (AA+/NR)
570,000	5.000	01/01/2022	590,233
South Dakota Health & Educational Facilities Authority RB Refunding for Avera Health Obligated Group Series 2019 A (AA-/A1)(a)(b)
3,700,000	5.000	07/01/2024	4,142,835

			4,733,068

The accompanying notes are an integral part of these financial statements.	191

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Tennessee – 1.1%
Chattanooga Health Educational & Housing Facility Board RB for CommonSpirit Health Obligated Group Refunding Series 2019 A-1 (BBB+/Baa1)
$1,000,000	5.000%	08/01/2025	$1,173,019
City of Murfreesboro GO Bonds Series 2018 (AA/Aa1)
2,720,000	5.000	06/01/2021	2,740,722
2,400,000	5.000	06/01/2022	2,534,912
City of Murfreesboro GO Bonds Series 2021 (AA/Aa1)
4,440,000	5.000	06/01/2026	5,434,525
County of Rutherford GO Bonds for School Series 2017 (AA+/Aa1)
3,070,000	5.000	04/01/2022	3,217,704
Greeneville Health & Educational Facilities Board RB for Ballad Health Obligated Group Series 2018 A (A-/A3)
3,500,000	5.000	07/01/2021	3,538,295
Hamilton County GO Bonds Series 2018 A (AAA/Aaa)
7,860,000	5.000	04/01/2022	8,238,161
Knox County Health Educational & Housing Facilities Board RB for University Health System, Inc. Series 2017 (BBB/NR)
750,000	4.000	04/01/2021	750,000
1,420,000	5.000	04/01/2022	1,473,887
Metropolitan Government Nashville & Davidson County Sports Authority RB for MLS Project Series 2020 (AA/Aa3)
500,000	1.030	08/01/2024	502,166
740,000	1.230	08/01/2025	740,634
Metropolitan Government of Nashville & Davidson County GO Bonds Series 2021 C (AA/Aa2)
22,380,000	5.000	01/01/2026	27,033,614
Metropolitan Government of Nashville & Davidson County GO Improvement Bonds Series 2013 A (AA/Aa2)
9,625,000	5.000	01/01/2023	10,438,879
Metropolitan Government of Nashville & Davidson County GO Improvement Bonds Series 2015 C (AA/Aa2)
5,500,000	5.000	07/01/2023	6,088,753
Metropolitan Government of Nashville & Davidson County GO Improvement Bonds Series 2018 (AA/Aa2)
22,625,000	5.000	07/01/2022	23,997,236
17,965,000	5.000	07/01/2023	19,888,079
Tennergy Corporation Tenn Gas Supply RB Series 2019 A (AA/Aa2)(a)(b)
7,500,000	5.000	10/01/2024	8,597,713
Tennessee State School Bond Authority RB Series 2015 B (AA+/Aa1)(d)
5,470,000	5.000	11/01/2025	6,573,047

			132,961,346

Texas – 7.8%
Alamo Community College District GO Refunding Bonds Series 2017 (AAA/Aaa)
6,475,000	3.000	08/15/2022	6,725,819
Alvin Independent School District GO Bonds RMKT 08/17/20 Series 2014 B (PSF-GTD) (AAA/Aaa)(a)(b)
4,250,000	0.450	08/15/2023	4,242,936
Arlington Higher Education Finance Corp. RB for Riverwalk Education Foundation, Inc. Series 2019 (PSF-GTD) (AAA/NR)
375,000	5.000	08/15/2021	381,493
350,000	5.000	08/15/2022	372,625

Municipal Bonds – (continued)
Texas – (continued)
Arlington Higher Education Finance Corp. RB for Riverwalk Education Foundation, Inc. Series 2019 (PSF-GTD) (AAA/NR) – (continued)
325,000	5.000	08/15/2023	359,926
325,000	5.000	08/15/2024	373,037
475,000	5.000	08/15/2025	562,746
Austin Convention Enterprises, Inc. Convention Center Hotel Second Tier RB Refunding Series 2017 B (B/NR)
465,000	5.000	01/01/2022	469,351
750,000	5.000	01/01/2023	765,830
Bexar County Housing Finance Corp. RB Refunding for Westcliffe Housing Foundation, Inc. Series 2004 (NR/Aa1)
195,000	3.750	02/01/2035	201,639
Board of Regents of the University of Texas System RB Refunding Series 2017 C (AAA/Aaa)
10,620,000	5.000	08/15/2023	11,811,884
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2020 B (A-/Baa1)
75,000	5.000	01/01/2022	77,497
100,000	5.000	01/01/2023	107,835
120,000	5.000	01/01/2024	134,256
250,000	5.000	01/01/2025	288,698
240,000	5.000	01/01/2026	285,563
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2020 C (A-/Baa1)
600,000	1.345	01/01/2024	606,648
600,000	1.445	01/01/2025	604,580
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2020 D (BBB+/Baa2)
200,000	1.307	01/01/2022	200,559
170,000	1.486	01/01/2023	171,339
1,000,000	1.645	01/01/2024	1,006,172
1,000,000	1.795	01/01/2025	1,000,340
Central Texas Regional Mobility Authority Senior Lien RB Series 2020 F (BBB+/Baa2)
7,250,000	5.000	01/01/2025	8,219,076
Central Texas Regional Mobility Authority Subordinate Lien RB Series 2018 (BBB+/Baa2)
3,500,000	4.000	01/01/2022	3,526,465
Central Texas Turnpike System RB Refunding Series 2015 C (A-/Baa1)
1,515,000	5.000	08/15/2028	1,720,909
City of Austin RB for Airport System Series 2019 B (AMT) (A/A1)
1,000,000	5.000	11/15/2023	1,117,342
City of Austin TX Water & Wastewater System RB Refunding Series 2011 (AA/Aa2)
20,000,000	5.000	11/15/2041	20,545,012
City of Celina Special Assessment Bonds for The Lake at Mustang Ranch Public Improvement District Phase#1 Project Series 2020 (BAM) (AA/NR)
280,000	4.000	09/01/2023	299,663
305,000	4.000	09/01/2025	337,296
320,000	4.000	09/01/2026	358,491
335,000	4.000	09/01/2027	377,016
350,000	4.000	09/01/2028	394,305

192	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
City of Corpus Christi GO Refunding Bonds for Forward Delivery Series 2020 B (AA/Aa2)
$1,325,000	5.000%	03/01/2024	$1,504,615
City of Fate Special Assessment Refunding for Williamsburg Public Improvement District No. 1 Project Series 2019 (BAM) (AA/NR)
135,000	4.000	08/15/2023	144,226
140,000	4.000	08/15/2024	152,608
City of Hackberry Special Assessment RB Refunding for Hackberry Public Improvement District No. 3 Phases No. 13-16 Project Series 2017 (NR/NR)(f)
70,000	0.000	09/01/2021	69,423
70,000	0.000	09/01/2022	67,908
70,000	0.000	09/01/2023	66,285
City of Hackberry Special Assessment RB Refunding for Hidden Cove Public Improvement District No. 2 Project Series 2017 (BBB-/NR)
405,000	4.000	09/01/2023	435,851
City of Hackberry Special Assessment RB Refunding for Hidden Cove Public Improvement District No. 2 Project Series 2017 (BBB-/NR)(f)
685,000	0.000	09/01/2021	682,233
685,000	0.000	09/01/2022	672,624
City of Houston RB Refunding for Airport System Subordinate Lien Series 2012 A (AMT) (A/NR)(d)
2,700,000	5.000	07/01/2022	2,856,446
City of Houston RB Refunding for Combined Utility System Series 2018 C (AA/Aa2)(a)
12,500,000	(1 Mo. LIBOR + 0.36%), 0.436	08/01/2021	12,505,152
City of Irving RB Refunding for Hotel Occupancy Tax Series 2019 (BBB+/NR)
50,000	5.000	08/15/2021	50,603
65,000	5.000	08/15/2022	67,905
75,000	5.000	08/15/2023	80,611
City of Lubbock GO Bonds Series 2013 (AA+/Aa2)(d)
7,360,000	4.000	02/15/2023	7,887,851
City of Mclendon-Chisholm Special Assessment Refunding Bonds Sonoma Public Improvement District Series 2020 (BAM) (AA/NR)
285,000	4.000	09/15/2025	315,514
295,000	4.000	09/15/2026	329,830
305,000	4.000	09/15/2027	344,352
320,000	4.000	09/15/2028	363,642
340,000	4.000	09/15/2030	379,695
City of San Antonio GO Refunding Bonds Series 2013 (AAA/Aaa)(d)
3,175,000	5.000	02/01/2022	3,303,098
City of San Antonio RB for Electric & Gas Systems Junior Lien Series 2013 (A+/Aa2)(d)
5,420,000	5.000	02/01/2023	5,888,793
City of San Antonio RB Refunding for Electric & Gas Systems Junior Lien Series 2015 C (A+/Aa2)(a)(b)
36,630,000	1.750	12/01/2024	37,709,863
City of San Antonio RB Refunding for Electric & Gas Systems Junior Lien Series 2018 (A+/Aa2)(a)(b)
5,200,000	2.750	12/01/2022	5,405,823

Municipal Bonds – (continued)
Texas – (continued)
City of San Antonio RB Refunding for Electric & Gas Systems Series 2015 A (A+/Aa2)(a)(b)
27,875,000	1.750	12/01/2024	28,849,733
City of San Antonio RB Refunding for Electric & Gas Systems Series 2020 (A+/Aa2)(a)(b)
10,750,000	1.750	12/01/2025	11,095,637
City of San Antonio Water System Junior Lien RB Refunding Series 2014 B (AA/Aa2)(a)(b)
5,750,000	2.000	11/01/2022	5,898,619
Clear Creek Independent School District GO Bonds RMKT 08/14/20 Series 2013 B (PSF-GTD) (AAA/NR)(a)(b)
15,000,000	0.500	08/15/2023	14,982,108
Clifton Higher Education Finance Corp. RB for YES Prep Public Schools, Inc. Series 2020 (PSF-GTD) (NR/Aaa)
310,000	5.000	04/01/2023	338,415
400,000	5.000	04/01/2024	453,201
Corsicana Independent School District GO Bonds Series 2015 (PSF-GTD) (NR/Aaa)(d)
9,910,000	5.000	02/15/2025	11,621,494
County of Bexar GO Bonds Series 2014 (AAA/Aaa)(d)
15,000,000	5.000	06/15/2024	17,244,769
County of Collin GO Refunding Bonds Series 2020 (AAA/Aaa)
560,000	0.867	02/15/2024	563,557
750,000	0.967	02/15/2025	752,971
County of Fort Bend GO Refunding Bonds Series 2015 B (AA+/Aa1)
3,740,000	5.000	03/01/2023	4,080,505
County of Maverick GO Refunding Bonds Series 2016 (NR/NR)(d)(e)
14,885,000	7.000	03/01/2023	16,775,449
Dallas Area Rapid Transit RB Refunding Series 2020 B (AA+/Aa2)
1,175,000	5.000	12/01/2021	1,212,244
1,200,000	5.000	12/01/2022	1,295,152
4,000,000	5.000	12/01/2023	4,500,505
Dallas Independent School District GO Bonds Series 2019 B (PSF-GTD) (AAA/Aaa)
11,365,000	5.000	02/15/2024	12,897,907
Dallas-Fort Worth International Airport Joint RB Refunding Series 2013 D (A/A1)
3,385,000	5.250	11/01/2025	3,481,178
Dallas-Fort Worth International Airport Joint RB Refunding Series 2014 D (AMT) (A/NR)
3,660,000	5.000	11/01/2023	4,080,648
Dallas-Fort Worth International Airport RB Refunding Series 2020 A (A/A1)
1,500,000	5.000	11/01/2023	1,678,140
2,135,000	5.000	11/01/2024	2,472,615
1,000,000	5.000	11/01/2025	1,194,022
2,555,000	5.000	11/01/2026	3,133,322
Dallas-Fort Worth International Airport RB Refunding Series 2020 B (A/A1)
3,625,000	5.000	11/01/2021	3,724,454
3,000,000	5.000	11/01/2022	3,223,951
1,600,000	5.000	11/01/2023	1,790,016
2,000,000	5.000	11/01/2024	2,316,267
2,500,000	5.000	11/01/2025	2,985,056

The accompanying notes are an integral part of these financial statements.	193

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
Dallas-Fort Worth International Airport RB Refunding Series 2020 C (A/A1)
$2,690,000	1.329%	11/01/2025	$2,690,352
Deer Park Independent School District GO Bonds RMKT 10/01/20 Series 2018 (PSF-GTD) (AAA/Aaa)(a)(b)
7,000,000	0.280	10/01/2021	7,002,393
Denton Independent School District GO Bonds 2014 B (PSF-GTD) (AAA/NR)(a)(b)
5,000,000	2.000	08/01/2024	5,255,414
Dickinson Independent School District GO Refunding Bonds Series 2013 (PSF-GTD) (AAA/Aaa)(a)(b)
5,000,000	1.350	08/02/2021	5,019,811
Ector County Hospital District GO Refunding Bonds Series 2020 (BBB-/Baa2)
300,000	5.000	09/15/2021	305,310
400,000	5.000	09/15/2022	422,541
425,000	5.000	09/15/2023	463,769
450,000	5.000	09/15/2024	504,814
450,000	5.000	09/15/2025	517,458
620,000	5.000	09/15/2026	727,407
El Paso Independent School District GO Bonds Series 2020 (NR/Aa2)(a)(b)
7,000,000	2.500	08/01/2021	7,053,421
Fort Bend Independent School District GO Bonds Series 2019 A (PSF-GTD) (AAA/NR)(a)(b)
4,225,000	1.950	08/01/2022	4,324,847
Fort Bend Independent School District GO Bonds Series 2020 B (PSF-GTD) (AAA/NR)(a)(b)
7,800,000	0.875	08/01/2025	7,808,739
Georgetown Independent School District GO Bonds RMKT 08/01/20 Series 2016 B (PSF-GTD) (AAA/Aaa)(a)(b)
5,500,000	2.000	08/01/2023	5,708,943
Goose Creek Consolidated Independent School District GO Bonds RMKT 08/14/20 Series 2014 B (PSF-GTD) (AAA/NR)(a)(b)
7,500,000	0.450	08/15/2022	7,529,559
Grand Parkway Transportation Corp. RB Series 2013 (BBB/NR)
7,110,000	5.000	02/01/2023	7,653,096
Gulf Coast Authority RB for Waste Management, Inc. Series 2003 B (AMT) (A-/NR)(a)(b)
2,500,000	2.450	05/03/2021	2,504,311
Gulf Coast Industrial Development Authority RB for Exxon Mobil Corp. Series 2012 (AA-/Aa2)(a)(b)
21,900,000	0.050	04/01/2021	21,900,000
Gulfgate Redevelopment Authority Tax Allocation Refunding for City of Houston TX Reinvestment Zone No. 8 Series 2020 (AGM) (AA/NR)
270,000	4.000	09/01/2022	283,414
300,000	4.000	09/01/2024	328,775
Harris County Cultural Education Facilities Finance Corp. RB for Memorial Hermann Health System Obligated Group Series 2019 B-1 (A+/A1)(a)(b)
7,500,000	5.000	12/01/2022	8,067,807
Harris County Cultural Education Facilities Finance Corp. RB for Memorial Hermann Health System Obligated Group Series 2019 B-2 (A+/A1)(a)(b)
7,750,000	5.000	12/01/2024	8,978,404

Municipal Bonds – (continued)
Texas – (continued)
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Baylor College of Medicine Series 2020 (A/NR)
700,000	1.447	11/15/2022	702,369
1,000,000	1.593	11/15/2023	1,003,965
500,000	1.841	11/15/2024	502,650
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Memorial Hermann Health System Obligated Group Series 2019 A (A+/A1)
1,800,000	5.000	12/01/2021	1,857,420
2,000,000	5.000	12/01/2022	2,159,630
2,500,000	5.000	12/01/2023	2,803,595
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Memorial Hermann Health System Obligated Group Series 2020 C-1 (A+/A1)(a)(b)
3,500,000	5.000	12/01/2022	3,774,605
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Memorial Hermann Health System Obligated Group Series 2020 C-2 (A+/A1)(a)(b)
3,000,000	5.000	12/01/2024	3,483,169
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Memorial Hermann Health System Obligated Group Series 2020 C-3 (A+/A1)(a)(b)
2,200,000	5.000	12/01/2026	2,703,636
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Memorial Hermann Health System Series 2013 B (A+/A1)(c)
5,685,000	(SIFMA Municipal Swap Index Yield + 1.05%), 1.120	06/01/2024	5,747,544
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Texas Children’s Hospital Obligated Group Series 2019 B (AA/Aa2)(a)(b)
5,000,000	5.000	10/01/2024	5,776,578
70,000	5.000	10/01/2024	80,872
Harris County Cultural Education Facilities Finance Corp. RB Refunding for Texas Medical Center Obligated Group Series 2019 B (AA-/A1)(a)(b)
8,940,000	0.900	05/15/2025	8,944,181
Harris County Flood Control District GO Bonds Series 2020 A (AAA/Aaa)
1,500,000	4.000	10/01/2024	1,688,940
1,505,000	5.000	10/01/2025	1,805,656
Harris County GO Refunding Bonds Series 2014 A (AAA/Aaa)
4,230,000	5.000	10/01/2025	4,907,727
Harris County GO Refunding Bonds Series 2015 A (AAA/Aaa)
2,160,000	5.000	10/01/2025	2,589,377
Harris County Toll Road RB Refunding Senior Lien Series 2007 B (AMBAC) (AA-/Aa1)(c)
35,255,000	(3 Mo. LIBOR + 0.67%), 0.832	08/15/2035	34,255,665
Hickory Creek Texas Special Assessment RB for Public Improvement District No. 1 Series 2017 (BBB-/NR)
90,000	3.000	09/01/2021	90,877
90,000	3.000	09/01/2022	92,595
95,000	3.000	09/01/2023	99,908

194	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
Houston Airport System RB Refunding Series 2020 C (A/A1)
$825,000	0.883%	07/01/2022	$828,572
4,580,000	1.054	07/01/2023	4,621,362
13,060,000	1.272	07/01/2024	13,229,494
Houston Independent School District GO Bonds RMKT 06/01/20 Series 2014 A (PSF-GTD) (AAA/Aaa)(a)(b)
10,000,000	4.000	06/01/2023	10,750,611
Houston Independent School District GO Refunding Bonds RMKT 06/01/20 Series 2012 (PSF-GTD) (AAA/Aaa)(a)(b)
6,000,000	4.000	06/01/2023	6,484,104
Houston Independent School District Limited Tax Schoolhouse GO Bonds Series 2013 B (PSF-GTD) (AAA/Aaa)(a)(b)
4,935,000	2.400	06/01/2021	4,952,414
Hunt Memorial Hospital District Charitable Health GO Refunding Bonds Series 2020 (BBB+/A2)
250,000	5.000	02/15/2022	258,946
325,000	5.000	02/15/2023	349,786
275,000	5.000	02/15/2024	305,413
Kaufman County Fresh Water Supply District No. 1 Refunding for Road Series 2016 C (AGM) (AA/NR)
310,000	3.000	09/01/2021	313,186
330,000	3.000	09/01/2022	341,540
Leander Independent School District School Building Capital Appreciation GO Bonds Series 2014 C (PSF-GTD) (NR/NR)(d)(f)
30,635,000	0.000	08/15/2024	10,522,463
Leander Independent School District Unlimited Tax GO Refunding Bonds Series 2016 (PSF-GTD) (AAA/NR)(f)
5,000,000	0.000	08/16/2021	4,997,508
Lower Colorado River Authority LCRA RB Refunding for Transmission Services Corp. Project Series 2011A (A/A1)
3,195,000	5.000	05/15/2027	3,212,241
Lower Colorado River Authority LCRA Transmission Services Corp. Project RB Refunding Series 2011A (A/A1)
3,130,000	5.000	05/15/2023	3,146,890
Mansfield Independent School District GO Bonds Series 2012 (PSF-GTD) (NR/Aaa)(a)(b)
8,250,000	2.500	08/01/2021	8,308,660
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project Series 1996 (AMT) (A-/Baa2)(a)(b)
3,375,000	0.900	09/01/2023	3,379,938
Metropolitan Transit Authority of Harris County Sales and Use Tax Contractual Obligations RB Series 2018 (AAA/Aa2)
3,020,000	5.000	11/01/2022	3,244,946
1,110,000	5.000	11/01/2023	1,244,871
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Collegiate Housing Island Campus Project Series 2017 A (BB+/Ba1)
855,000	4.000	04/01/2022	860,027
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Collegiate Housing Island Campus Project Series 2017 A (BB+/WR)
810,000	4.000	04/01/2021	810,000
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station I, LLC – Texas A&M University Collegiate Housing Project Series 2014 A (AGM) (AA/WR)
400,000	4.000	04/01/2021	400,000

Municipal Bonds – (continued)
Texas – (continued)
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station II, LLC – Texas A&M University Collegiate Housing Corpus Christi Project Series 2016 A (B/WR)
620,000	4.000	04/01/2021	620,000
North East Independent School District Unlimited Tax GO Refunding Bonds Series 2017 (PSF-GTD) (AAA/Aaa)(a)(b)
5,000,000	2.375	08/01/2022	5,146,217
North Texas Tollway Authority RB Refunding First Tier Series 2012 B (A+/A1)(d)
7,845,000	5.000	01/01/2022	8,126,453
North Texas Tollway Authority RB Refunding for Second Tier Series 2017 B (A/A2)
1,215,000	5.000	01/01/2024	1,311,931
North Texas Tollway Authority System RB Refunding First Tier Series 2014 A (A+/A1)
5,670,000	5.000	01/01/2025	6,376,631
North Texas Tollway Authority System RB Refunding First Tier Series 2016 A (A+/A1)
1,630,000	5.000	01/01/2022	1,687,362
14,225,000	5.000	01/01/2025	16,001,966
Northside Independent School District GO Bonds Series 2016 (PSF-GTD) (AAA/Aaa)(a)(b)
2,510,000	2.000	06/01/2021	2,517,296
Northside Independent School District GO Bonds Series 2020 (PSF-GTD) (AAA/Aaa)(a)(b)
32,150,000	0.700	06/01/2025	32,173,055
Pasadena Independent School District GO Bonds Series 2015 B (PSF-GTD) (AAA/Aaa)(a)(b)
3,845,000	1.500	08/15/2024	3,967,125
Pflugerville Independent School District Unlimited Tax School Building GO Bonds Series 2019 B (PSF-GTD) (AAA/Aaa)(a)(b)
7,500,000	2.500	08/15/2023	7,871,391
Round Rock Independent School District GO Refunding Bonds Series 2019 B (AAA/Aaa)
2,485,000	4.000	08/01/2023	2,702,102
Round Rock Independent School District Unlimited Tax GO Bonds for School Building RMKT 08/01/16 Series 2015 (PSF-GTD) (AAA/Aaa)(a)(b)
16,495,000	1.500	08/01/2021	16,567,768
San Antonio Water System Junior Lien RB Series 2019 A (AA/Aa2)(a)(b)
15,000,000	2.625	05/01/2024	16,021,585
San Antonio Water System RB Refunding Series 2015 B (AA/Aa2)
8,855,000	5.000	05/15/2039	10,309,839
Southwest Houston Redevelopment Authority RB for City of Houston TX Reinvestment Zone No. 20 Series 2020 (AGM) (AA/NR)
300,000	5.000	09/01/2025	346,865
State of Texas GO Bonds Series 2014 (AAA/Aaa)(d)
9,870,000	5.000	04/01/2024	11,255,636
State of Texas GO Refunding Bonds Series 2014 (AAA/Aaa)(d)
16,635,000	5.000	04/01/2024	18,970,366
State of Texas GO Refunding Bonds Series 2015 B (AAA/Aaa)
25,000,000	5.000	10/01/2036	29,554,448

The accompanying notes are an integral part of these financial statements.	195

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Texas – (continued)
State of Texas RB Anticipation Notes Series 2020 (SP-1+/MIG1)
$82,500,000	4.000%	08/26/2021	$83,798,674
Tarrant County Cultural Education Facilities Finance Corp. RB Refunding for CHRISTUS Health Obligation Group Series 2018 A (A+/A1)
2,200,000	5.000	07/01/2021	2,224,609
1,795,000	5.000	07/01/2022	1,898,314
Tarrant County Cultural Education Facilities Finance Corp. RB Refunding for Hendrick Medical Center Obligated Group Series 2021 (AGM) (AA/A2)
700,000	0.863	09/01/2021	701,118
450,000	0.923	09/01/2022	452,317
500,000	1.071	09/01/2023	504,215
700,000	1.356	09/01/2024	708,784
600,000	1.386	09/01/2025	602,064
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2006 B (A-/A2)(c)
9,740,000	(3 Mo. LIBOR + 0.70%), 0.823	12/15/2026	9,767,071
Texas Municipal Gas Acquisition & Supply Corp. II RB Series 2007 B (A-/A2)(c)
9,560,000	(SIFMA Municipal Swap Index Yield + 0.55%), 0.620	09/15/2027	9,540,205
Texas Municipal Gas Acquisition & Supply Corp. III RB Refunding Series 2021 (BBB+/A3)
1,000,000	5.000	12/15/2021	1,032,528
780,000	5.000	12/15/2022	840,808
670,000	5.000	12/15/2023	750,527
735,000	5.000	12/15/2024	849,369
1,000,000	5.000	12/15/2025	1,185,781
1,250,000	5.000	12/15/2026	1,516,867
Texas Transportation Commission Central Turnpike System RB First Tier Series 2002 A (AMBAC) (A/A3)(f)
6,950,000	0.000	08/15/2023	6,837,739
Texas Transportation Commission Highway Improvement GO Bonds Series 2016 (AAA/Aaa)
6,925,000	5.000	04/01/2022	7,258,885
Tomball Independent School District GO Bonds Series 2014 B-1 (PSF-GTD) (AAA/Aaa)(a)(b)
2,675,000	0.450	08/15/2023	2,673,688
Tomball Independent School District GO Bonds Series 2014 B-3 (PSF-GTD) (AAA/Aaa)(a)(b)
11,650,000	1.350	08/15/2022	11,838,411
Travis County Water Control & Improvement District No. 17 GO Refunding Bonds Series 2020 (BAM) (AA/NR)
300,000	3.000	05/01/2022	308,730
325,000	3.000	05/01/2023	342,738
405,000	3.000	05/01/2024	436,054
305,000	4.000	05/01/2025	346,332
285,000	4.000	05/01/2026	329,889
University Houston Consolidated RB Refunding Series 2017 C (AA/Aa2)
6,355,000	5.000	02/15/2022	6,621,824

Municipal Bonds – (continued)
Texas – (continued)
Viridian Municipal Management District Tarrant County Special Assessment RB Series 2015 (NR/NR)
19,000	4.000	12/01/2021	19,314

			929,172,641

Utah – 0.4%
County of Utah RB for IHC Health Services, Inc. Obligated Group Series 2020 B (AA+/Aa1)(a)(b)
5,715,000	5.000	08/01/2024	6,571,705
6,000,000	5.000	08/01/2026	7,317,254
Granite School District Board of Education GO Bonds Series 2020 (SCH BD GTY) (AAA/Aaa)
4,660,000	5.000	06/01/2022	4,921,394
4,890,000	5.000	06/01/2023	5,397,437
5,135,000	5.000	06/01/2024	5,891,569
1,895,000	5.000	06/01/2025	2,250,218
University of Utah RB General Series 2015 B (AA+/Aa1)
5,370,000	5.000	08/01/2023	5,967,436
University of Utah RB General Series 2016 B-1 (AA+/Aa1)
2,415,000	5.000	08/01/2023	2,683,680
Washington County School District Board of Education GO Refunding Bonds Series 2019 (SCH BD GTY) (AAA/Aaa)
2,510,000	5.000	03/01/2022	2,620,823

			43,621,516

Vermont – 0.0%
Vermont Educational & Health Buildings Financing Agency RB Refunding for The University of Vermont Medical Center Project Series 2016 A (A/A3)
365,000	5.000	12/01/2021	376,323

Virgin Islands – 0.0%
Virgin Islands Public Finance Authority Grant Anticipation RB for Federal Highway Grant Anticipation Revenue Loan Note Series 2015 (A/NR)(e)
2,015,000	5.000	09/01/2021	2,046,712
Virgin Islands Public Finance Authority Gross Receipts Taxes Loan NT RB Series 2012 A (AGM-CR) (AA/A2)
155,000	4.000	10/01/2022	159,634
Virgin Islands Public Finance Authority RB Refunding for Virgin Islands Gross Receipts Taxes Loan Note Series 2012 A (WD/NR)
280,000	4.000	10/01/2022	273,056

			2,479,402

Virginia – 3.0%
Chesapeake Bay Bridge & Tunnel District RB First Tier General Resolution Anticipation Notes Series 2019 (BBB/Baa2)
22,680,000	5.000	11/01/2023	25,255,711
Chesapeake Economic Development Authority RB Refunding for Virginia Electric & Power Co. Series 2008 A (BBB+/A2)(a)(b)
2,250,000	1.900	06/01/2023	2,304,169
City of Alexandria GO Refunding Bonds Series 2017 D (ST AID WITHHLDG) (AAA/Aaa)
355,000	5.000	07/01/2022	376,348
Commonwealth of Virginia GO Bonds Series 2020 A (AAA/Aaa)
4,515,000	4.000	06/01/2024	5,037,029
4,560,000	4.000	06/01/2025	5,225,192
4,360,000	4.000	06/01/2026	5,122,771

196	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Virginia – (continued)
County of Arlington GO Bonds for Public Improvement Series 2013 A (AAA/Aaa)(d)
$2,930,000	4.000%	08/01/2021	$2,966,898
County of Arlington GO Refunding Bonds 2020 B (ST AID WITHHLDG) (AAA/Aaa)
2,870,000	0.640	08/01/2024	2,878,745
County of Fairfax RB for Sewer Series 2012 (AAA/Aaa)(d)
9,235,000	4.500	07/15/2021	9,348,077
Fairfax County GO Bonds for Virginia Public Improvement Series 2015 A (ST AID WITHHLDG) (AAA/Aaa)(d)
6,475,000	4.000	10/01/2024	7,301,050
Fairfax County GO Bonds for Virginia Public Improvement Series 2018 A (ST AID WITHHLDG) (AAA/Aaa)
10,285,000	4.000	10/01/2021	10,484,077
Fairfax County GO Refunding Bonds for Virginia Public Improvement Series 2016 A (ST AID WITHHLDG) (NR/Aaa)(d)
8,450,000	5.000	10/01/2021	8,652,746
Fairfax County GO Taxable Refunding Bonds Series 2020 B (ST AID WITHHLDG) (AAA/Aaa)
1,095,000	0.545	10/01/2024	1,084,919
2,830,000	0.645	10/01/2025	2,779,840
Fairfax County Industrial Development Authority RB Refunding for Inova Health System Obligated Group Series 2018 B-1 (AA+/Aa2)(a)(b)
24,350,000	5.000	05/15/2021	24,475,020
Halifax County Industrial Development Authority RB for Virginia Electric and Power Co. Series 2010 A (BBB+/A2)(a)(b)
2,250,000	0.450	04/01/2022	2,250,222
Hampton Roads Transportation Accountability Commission RB Series 2019 A (A+/Aa3)
34,395,000	5.000	07/01/2022	36,436,698
Henry County Industrial Development Authority Grant Anticipation RB Series 2019 B (A+/A1)
8,365,000	2.000	11/01/2023	8,434,309
Louisa Industrial Development Authority Pollution Control RB Refunding Virginia Electric & Power Co. Series 2008 A (BBB+/A2)(a)(b)
1,325,000	1.900	06/01/2023	1,362,977
Louisa Industrial Development Authority Pollution Control RB Refunding Virginia Electric & Power Co. Series 2008 C (BBB+/A2)(a)(b)
2,550,000	1.800	04/01/2022	2,584,182
Louisa Industrial Development Authority RB Virginia Electric and Power Co. Series 2008 B (BBB+/A2)(a)(b)
2,500,000	0.750	09/02/2025	2,489,172
Peninsula Ports Authority RB Refunding for Dominion Terminal Associates Series 2003 (BBB/Baa2)(a)(b)
2,400,000	1.700	10/01/2022	2,426,045
Salem Economic Development Authority RB Refunding for Roanoke College Series 2020 (BBB+/NR)
210,000	5.000	04/01/2021	210,000
215,000	5.000	04/01/2022	224,029
250,000	5.000	04/01/2023	270,263
270,000	5.000	04/01/2024	300,030
270,000	5.000	04/01/2025	307,735

Municipal Bonds – (continued)
Virginia – (continued)
University of Virginia RB Green Bonds Series 2015 A-2 (AAA/Aaa)
20,705,000	5.000	04/01/2045	23,782,372
Virginia College Building Authority Education Facilities RB Series 2014 A (AA+/Aa1)(d)
7,880,000	4.000	02/01/2024	8,705,787
Virginia Commonwealth Transportation Board Federal Transportation Grant Anticipation RB Series 2013 A (AA+/Aa1)(d)
5,225,000	5.000	03/15/2023	5,716,840
Virginia Commonwealth Transportation Board RB Capital Project Series 2012 (AA+/Aa1)
810,000	4.000	05/15/2037	838,949
Virginia Commonwealth Transportation Board RB for Transportation Capital Project Series 2011 (AA+/Aa1)(d)
4,070,000	5.250	05/15/2021	4,093,324
Virginia Commonwealth Transportation Board RB For Transportation Capital Project Series 2012 (AA+/Aa1)(d)
9,365,000	5.000	05/15/2022	9,873,370
Virginia Commonwealth Transportation Board RB for Transportation Capital Project Series 2017 (AA+/Aa1)
1,230,000	5.000	05/15/2022	1,296,343
Virginia Commonwealth Transportation Board RB Refunding for U.S. Route 58 Corridor Development Program Series 2016 C (AA+/Aa1)
2,345,000	5.000	05/15/2023	2,582,045
Virginia Housing Development Authority RB for Rental Housing Series 2018 E (AA+/Aa1)
5,660,000	2.500	12/01/2022	5,665,454
Virginia Housing Development Authority RB for Rental Housing Series 2019 E (AA+/Aa1)
4,500,000	1.400	12/01/2023	4,501,697
Virginia Housing Development Authority RB Series 2021 B (AA+/Aa1)
11,625,000	0.670	03/01/2025	11,628,728
Virginia Public School Authority RB Series 2019 VII (AA+/Aa1)
10,890,000	5.000	04/15/2021	10,904,784
Virginia Resources Authority Infrastructure and State Moral Obligation RB for Pooled Financing Program Series 2014 C (AMT) (AAA/NR)
3,375,000	5.000	11/01/2021	3,469,776
Virginia Resources Authority Infrastructure and State Moral Obligation RB for Pooled Financing Program Series 2014 C (AMT) (ETM) (NR/NR)(d)
385,000	5.000	11/01/2021	395,812
Virginia Small Business Financing Authority RB Refunding National Senior Campuses, Inc. Obligated Group Series 2020 A (A/NR)
500,000	5.000	01/01/2022	516,772
500,000	5.000	01/01/2023	538,071
550,000	5.000	01/01/2024	613,107
700,000	5.000	01/01/2025	803,607
750,000	5.000	01/01/2026	883,980
Virginia Small Business Financing Authority Senior Lien RB for 95 Express Lanes LLC Project Series 2012 (BBB-/NR)
1,525,000	5.000	07/01/2034	1,571,036
4,500,000	5.000	01/01/2040	4,634,827

The accompanying notes are an integral part of these financial statements.	197

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Virginia – (continued)
Virginia Small Business Financing Authority Senior Lien RB for 95 Express Lanes LLC Project Series 2017 (AMT) (BBB-/NR)
$15,000,000	5.000%	07/01/2034	$15,452,819
24,700,000	5.000	01/01/2040	25,440,049
Virginia Small Business Financing Authority Senior Lien RB for 95 Express Lanes LLC Project Series 2019 (AMT) (BBB-/NR)
14,290,000	5.000	07/01/2049	14,710,603
Virginia State Public Building Authority RB for Public Facilities Series 2011 A (AA+/Aa1)(d)
5,375,000	5.000	08/01/2021	5,460,000
Wise County Industrial Development Authority RB for Virginia Electric and Power Co. Series 2009 A (BBB+/A2)(a)(b)
12,500,000	0.750	09/02/2025	12,453,823
Wise County Industrial Development Authority RB for Virginia Electric and Power Co. Series 2010 A (BBB+/A2)(a)(b)
6,805,000	1.200	05/31/2024	6,924,109
York County Economic Development Authority Pollution Control RB Refunding for Virginia Electric & Power Co. Project Series 2009 A (BBB+/A2)(a)(b)
4,250,000	1.900	06/01/2023	4,355,055

			358,401,393

Washington – 1.2%
City of Seattle RB for Municipal Light & Power Series 2015 A (AA/Aa2)
5,545,000	5.000	05/01/2021	5,564,572
King County Housing Authority RB Refunding Series 2020 (AA/NR)
300,000	3.000	06/01/2021	301,302
250,000	3.000	06/01/2022	257,738
200,000	3.000	06/01/2023	210,818
225,000	3.000	06/01/2024	241,453
280,000	3.000	06/01/2025	304,617
King County Junior Lien Sewer RB Refunding Series 2020 A (AA/Aa2)(a)(b)
15,845,000	0.625	01/01/2024	15,862,509
King County School District No. 405 GO Bonds Series 2011 (SCH BD GTY) (AA+/Aaa)(d)
5,010,000	5.000	06/01/2021	5,048,248
King County Sewer RB Series 2014 A (AGM) (AA+/Aa1)
29,000,000	5.000	01/01/2047	32,660,754
Port of Seattle GO Refunding Bonds Series 2015 (AA-/Aaa)
5,000,000	5.000	06/01/2027	5,723,067
State of Washington GO Bonds Series 2021 E (AA+/Aaa)
5,360,000	5.000	06/01/2024	6,151,547
University of Washington RB Series 2019 A (AA+/Aaa)(a)(b)
15,000,000	5.000	05/01/2022	15,412,416
Washington Health Care Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-1 (BBB+/Baa1)
1,300,000	5.000	08/01/2025	1,524,924
Washington Health Care Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 A-2 (BBB+/Baa1)
3,260,000	5.000	08/01/2025	3,824,041

Municipal Bonds – (continued)
Washington – (continued)
Washington Health Care Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 B-1 (BBB+/ Baa1)(a)(b)
12,295,000	5.000	08/01/2024	13,759,142
Washington Health Care Facilities Authority RB Refunding for CommonSpirit Health Obligated Group Series 2019 B-2 (BBB+/Baa1)(a)(b)
9,165,000	5.000	08/01/2025	10,588,993
Washington Health Care Facilities Authority RB Refunding for Multicare Health System Obligated Group Series 2017 B (AA-/Aa3)
1,315,000	5.000	08/15/2025	1,563,534
Washington State Local Agency Real and Personal Property COPS Series 2019 D (NR/Aa1)
3,935,000	5.000	07/01/2024	4,520,061
Washington State Motor Vehicle Fuel Tax GO Bonds for SR 520 Corridor Program Toll Revenue Series 2012 C (AA+/Aaa)
1,685,000	5.000	06/01/2023	1,697,595
Washington State Motor Vehicle Fuel Tax GO Refunding Bonds Series R-2013 B (AA+/Aaa)
5,000,000	5.000	07/01/2024	5,298,845
Washington State Various Purpose GO Refunding Bonds Series R-2013C (AA+/Aaa)
6,500,000	5.000	07/01/2025	7,183,433

			137,699,609

West Virginia – 0.7%
State of West Virginia GO Bonds for State Road Series 2019 A (AA-/Aa2)
7,830,000	5.000	06/01/2023	8,631,774
8,640,000	5.000	06/01/2025	10,224,273
8,860,000	5.000	12/01/2025	10,655,862
West Virginia Economic Development Authority RB for Appalachian Power Co. Project Series 2009 A (A-/Baa1)(a)(b)
2,900,000	2.625	06/01/2022	2,974,780
West Virginia Economic Development Authority RB for Appalachian Power Co. Project Series 2011 A (AMT) (A-/ Baa1)(a)(b)
5,650,000	1.000	09/01/2025	5,660,863
West Virginia Economic Development Authority RB Refunding for Appalachian Power Co. Series 2010 A (A-/Baa1)(a)(b)
4,645,000	0.625	12/15/2025	4,592,086
West Virginia Hospital Finance Authority RB Refunding for Cabell Huntington Hospital Obligated Group Series 2018 A (BBB+/Baa1)
540,000	5.000	01/01/2022	556,587
550,000	5.000	01/01/2023	591,978
West Virginia University RB Refunding Series 2020 A (AA-/Aa3)
8,895,000	1.365	10/01/2022	9,012,738
10,495,000	1.391	10/01/2023	10,704,403
19,755,000	1.449	10/01/2024	20,193,077

			83,798,421

Wisconsin – 2.0%
City of Milwaukee GO Refunding Bonds Series 2017 (A/NR)
6,045,000	5.000	04/01/2023	6,585,198

198	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bonds – (continued)
Wisconsin – (continued)
City of Milwaukee GO Refunding Bonds Series 2018 (A/NR)
$12,770,000	5.000%	02/01/2023	$13,815,871
County of Dane GO Bonds Series 2019 A (AAA/NR)
2,165,000	2.000	06/01/2022	2,210,463
County of Dane GO Bonds Series 2020 A (AAA/NR)
5,930,000	0.050	04/01/2021	5,930,000
5,935,000	0.050	04/01/2022	5,927,966
5,935,000	0.050	04/01/2023	5,913,813
4,950,000	2.000	04/01/2024	5,192,576
3,290,000	2.000	04/01/2026	3,508,882
Public Finance Authority RB for Beyond Boone LLC Series 2020 A (AGM) (AA/A2)
160,000	4.000	07/01/2024	176,245
265,000	4.000	07/01/2025	298,493
Public Finance Authority RB Refunding for Blue Ridge Healthcare Obligated Group Series 2020 A (A/A3)
200,000	5.000	01/01/2022	206,749
300,000	5.000	01/01/2023	323,560
300,000	5.000	01/01/2024	334,683
300,000	5.000	01/01/2025	345,239
Public Finance Authority RB Refunding for Fellowship Senior Living Obligated Group Series 2019 A (BBB+/NR)
1,925,000	4.000	01/01/2026	2,096,375
2,000,000	4.000	01/01/2027	2,199,842
1,720,000	4.000	01/01/2028	1,904,920
1,790,000	4.000	01/01/2029	1,993,581
Public Finance Authority RB Refunding for Renown Regional Medical Center Series 2020 A (A+/NR)
300,000	5.000	06/01/2022	315,928
325,000	5.000	06/01/2023	356,945
350,000	5.000	06/01/2024	398,481
375,000	5.000	06/01/2025	440,548
300,000	5.000	06/01/2026	362,782
Public Finance Authority RB Refunding for Waste Management, Inc. Series 2016 (AMT) (A-/NR)(a)(b)
7,000,000	2.000	06/01/2021	7,017,162
Public Finance Authority Tax Increment Reinvestment Zone No. 11 Tax Allocation Series 2019 (NR/Baa3)(f)
10,252,000	0.000	12/15/2027	7,553,927
State of Wisconsin Environmental Improvement Fund RB Series 2018 A (AAA/NR)
7,905,000	5.000	06/01/2022	8,351,267
State of Wisconsin GO Unlimited Bonds Series 2011 B (AA/Aa1)(d)
7,195,000	5.000	05/01/2021	7,220,503
State of Wisconsin GO Unlimited Bonds Series 2014 A (AA/Aa1)(d)
11,145,000	5.000	05/01/2022	11,728,836
State of Wisconsin GO Unlimited Refunding Bonds Series 2017 (AA/Aa1)
5,420,000	5.000	11/01/2021	5,571,885
Western Technical College District GO Refunding Bonds Series 2017 G (AA+/NR)
1,685,000	5.000	04/01/2023	1,841,923

Municipal Bonds – (continued)
Wisconsin – (continued)
Wisconsin Health & Educational Facilities Authority RB for Hmong American Peace Academy Ltd. Series 2020 (BBB/NR)
115,000	4.000	03/15/2022	118,212
115,000	4.000	03/15/2023	120,692
120,000	4.000	03/15/2024	128,340
125,000	4.000	03/15/2025	135,922
Wisconsin Health & Educational Facilities Authority RB Refunding for Advocate Aurora Health Obligated Group Series 2018 C-4 (AA/Aa3)(a)
4,000,000	(SIFMA Municipal Swap Index Yield + 0.65%), 0.720	07/31/2024	4,038,295
Wisconsin Health & Educational Facilities Authority RB Refunding for Ascension Health Credit Group Series 2019 A (AA+/Aa2)
1,875,000	5.000	11/15/2021	1,930,641
930,000	5.000	11/15/2022	1,002,081
4,455,000	5.000	11/15/2023	5,003,801
Wisconsin Health & Educational Facilities Authority RB Refunding for Lawrence University of Wisconsin Series 2020 (NR/Baa1)
285,000	4.000	02/01/2022	291,435
290,000	4.000	02/01/2023	304,212
Wisconsin Health & Educational Facilities Authority RB Refunding for Marshfield Clinic Health System Obligated Group Series 2020 B-1 (A-/NR)(a)(b)
8,500,000	5.000	02/15/2025	9,652,682
Wisconsin State GO Bonds Series 2014 B (AA/Aa1)
2,575,000	5.000	05/01/2021	2,584,108
Wisconsin State GO Bonds Series 2015 A (AA/Aa1)(d)
40,860,000	5.000	05/01/2023	44,940,631
Wisconsin State GO Bonds Series 2018 A (AA/Aa1)
16,090,000	5.000	05/01/2021	16,146,912
9,495,000	5.000	05/01/2023	10,446,576
Wisconsin State GO Bonds Series 2020 B (AA/Aa1)
9,815,000	5.000	05/01/2024	11,230,318
Wisconsin State GO Refunding Bonds Series 2016 2 (AA/Aa1)
4,210,000	5.000	11/01/2024	4,903,428
Wisconsin State GO Refunding Bonds Series 2017 2 (AA/Aa1)
4,405,000	5.000	11/01/2024	5,130,546
Wisconsin State GO Refunding Bonds Series 2021 1 (AA/Aa1)
5,000,000	5.000	05/01/2026	6,107,799
Wisconsin State RB Refunding Series 2020 A (AA/Aa2)
775,000	1.720	05/01/2022	787,515
820,000	1.749	05/01/2023	843,999

			235,972,788

TOTAL MUNICIPAL BONDS
(Cost $11,284,592,254)			$11,471,399,297

Corporate Bonds – 0.2%
Consumer Services – 0.1%
Emory University Series 2020
$9,000,000	1.566%	09/01/2025	$9,140,333

The accompanying notes are an integral part of these financial statements.	199

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Bonds – (continued)
Consumer Services – (continued)
Howard University Series 2020
$1,000,000	2.638%	10/01/2021	$1,005,774
1,500,000	2.738	10/01/2022	1,537,248
1,500,000	2.801	10/01/2023	1,546,225
2,030,000	2.416	10/01/2024	2,090,983

			15,320,563

Media & Entertainment – 0.1%
Smithsonian Institution
740,000	0.845	09/01/2021	740,657
825,000	0.895	09/01/2022	827,067
800,000	0.974	09/01/2023	800,047
1,000,000	1.118	09/01/2024	997,883
1,000,000	1.218	09/01/2025	1,000,370

4,366,024

TOTAL CORPORATE BONDS
(Cost $19,638,455)			$19,686,587

U.S. Treasury Obligations – 3.2%
U.S. Treasury Notes
$100,000,000	0.375%	11/30/2025	$97,812,500
75,000,000	0.375	12/31/2025	73,242,188
50,000,000	0.375	01/31/2026	48,753,907
50,000,000	0.625	11/30/2027	47,679,687
75,000,000	0.625	12/31/2027	71,414,062
50,000,000	0.750	01/31/2028	47,937,500

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $398,745,999)			$386,839,844

TOTAL INVESTMENTS – 99.1%
(Cost $11,702,976,708)			$11,877,925,728

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.9%			107,196,516

NET ASSETS – 100.0%			$11,985,122,244

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Security is currently in default and/or non-income producing.

(a)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on March 31, 2021.

(b)	Variable Rate Demand Instruments – rate shown is that which is in effect on March 31, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2021.

(d)	Pre-refunded security. Maturity date disclosed is pre-refunding date.

(e)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(g)	Zero coupon bond until next reset date.

(h)	When-issued security.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
AGC-ICC	—Agency Insured Custody Certificate
AGM	—Insured by Assured Guaranty Municipal Corp.
AGM-CR	—Insured by Assured Guaranty Municipal Corp. Insured Custodial Receipts
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax
BAM	—Build America Mutual Assurance Co.
BHAC-CR	—Insured by Berkshire Hathaway Assurance Corp. - Insured Custodial Receipts
COMWLTH GTD	—Commonwealth Guaranteed
COPS	—Certificates of Participation
ETM	—Escrowed to Maturity
FGIC	—Insured by Financial Guaranty Insurance Co.
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
Mo.	—Month
MUN GOVT GTD	—Municipal Government Guaranteed
NATL-RE	—Insured by National Public Finance Guarantee Corp.
NR	—Not Rated
PCRB	—Pollution Control Revenue Bond
PILOT	—Payment in Lieu of Taxes
PSF-GTD	—Guaranteed by Permanent School Fund
Q-SBLF	—Qualified School Board Loan Fund
RB	—Revenue Bond
RMKT	—Remarketed
SCH BD GTY	—School Bond Guaranty
SCH BD RES FD	—School Bond Reserve Fund
SCSDE	—South Carolina State Department of Education
SD CRED PROG	—School District Credit Program
SIFMA	—The Securities Industry and Financial Markets Association
SOFR	—Secured Overnight Financing Rate
ST AID WITHHLDG	—State Aid Withholding
ST APPROP	—State Appropriation
USD	—United States Dollar
WR	—Withdrawn Rating

200	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At March 31, 2021, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index(a)	Financing Rate Received (Paid) by the Fund	Credit Spread at March 31, 2021(b)	Counterparty	Termination Date	Notional Amount (000’s)	Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:

California State Various Purpose GO Bonds Series 2003, 5.000%, 11/01/2023	1.000%	0.266%	Bank of America NA	03/20/2023	USD 5,000	$73,789	$(48,805)	$122,594

California State Various Purpose GO Bonds Series 2003, 5.250%, 11/01/2023	1.000	0.266	JPMorgan Chase Bank NA	03/20/2023	10,000	147,578	(97,610)	245,188

TOTAL						$221,367	$(146,415)	$367,782

(a)	Payments received quarterly.
(b)	Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	201

GOLDMAN SACHS MUNICIPAL FUNDS

Statements of Assets and Liabilities

March 31, 2021

	Dynamic Municipal Income Fund	High Yield Municipal Fund	Municipal Income Completion Fund	Short Duration Tax-Free Fund
Assets:
Investments in unaffiliated issuers, at value (cost $8,662,981,143, $9,235,890,732, $97,757,370 and $11,702,976,708)	$9,193,918,111	$10,197,605,762	$100,491,457	$11,877,925,728
Cash	113,572,714	108,028,630	6,099,130	31,866,829
Receivables:
Interest	99,373,049	119,452,272	1,034,405	118,556,033
Fund shares sold	21,171,480	19,005,935	199,812	23,633,929
Collateral on certain derivative contracts(a)	5,224,340	5,841,440	50,325	—
Investments sold	1,578,197	5,184,435	—	24,893,471
Reimbursement from investment adviser	386,468	347,701	—	340,461
Variation margin on futures	280,875	314,000	2,719	—
Unrealized gain on swap contracts	49,038	1,130,200	—	367,782
Other assets	168,625	152,828	7,629	380,647
Total assets	9,435,722,897	10,457,063,203	107,885,477	12,077,964,880

Liabilities:
Payables:
Investments purchased on an extended-settlement basis	60,228,535	64,575,528	2,138,480	9,538,422
Fund shares redeemed	17,273,150	17,083,680	339,998	56,628,893
Management fees	2,727,680	4,335,747	99,481	3,421,201
Investments purchased	2,209,475	7,249,617	—	20,553,800
Income distribution	1,693,808	1,019,692	—	1,250,257
Distribution and Service fees and Transfer Agency fees	939,213	536,581	—	415,524
Upfront payments received on swap contracts	19,522	585,221	—	146,415
Collateral on certain derivative contracts(a)	—	560,000	—	250,000
Accrued expenses	543,612	584,710	137,246	638,124
Total liabilities	85,634,995	96,530,776	2,715,205	92,842,636

Net Assets:
Paid-in capital	9,069,922,279	9,635,954,313	102,795,662	11,826,928,295
Total distributable earnings (loss)	280,165,623	724,578,114	2,374,610	158,193,949
NET ASSETS	$9,350,087,902	$10,360,532,427	$105,170,272	$11,985,122,244
Net Assets:
Class A	$1,521,710,868	$594,727,721	$—	$255,472,454
Class C	153,276,655	80,215,329	—	12,988,377
Institutional	4,188,941,048	1,416,245,896	—	2,424,423,261
Separate Account Institutional	—	—	105,170,272	—
Service	25,502	—	—	133,256
Investor	1,193,082,378	496,139,756	—	175,488,388
Class R6	97,336,521	11,000,715	—	8,392,709
Class P	2,195,714,930	7,762,203,010	—	9,108,223,799
Total Net Assets	$9,350,087,902	$10,360,532,427	$105,170,272	$11,985,122,244
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	91,488,815	56,709,881	—	23,585,016
Class C	9,211,774	7,646,821	—	1,200,404
Institutional	251,980,214	135,017,692	—	224,155,814
Separate Account Institutional	—	—	9,844,616	—
Service	1,526	—	—	12,317
Investor	71,812,926	47,257,367	—	16,221,971
Class R6	5,852,865	1,049,348	—	776,306
Class P	132,010,296	740,668,872	—	842,454,806
Net asset value, offering and redemption price per share:(b)
Class A	$16.63	$10.49	$—	$10.83
Class C	16.64	10.49	—	10.82
Institutional	16.62	10.49	—	10.82
Separate Account Institutional	—	—	10.68	—
Service	16.71	—	—	10.82
Investor	16.61	10.50	—	10.82
Class R6	16.63	10.48	—	10.81
Class P	16.63	10.48	—	10.81

(a)	Segregated for initial margin and/or collateral on transactions as follows:

Fund	Futures	Swaps
Dynamic Municipal Income	$5,224,340	$—
High Yield Municipal	5,841,440	(560,000)
Municipal Income Completion	50,325	—
Short Duration Tax-Free	—	(250,000)

(b)	Maximum public offering price per share for Class A Shares of the Dynamic Municipal Income, High Yield Municipal, and Short Duration Tax-Free Funds is $17.28, $10.98 and $10.99, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

202	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FUNDS

Statements of Operations

For the Fiscal Year Ended March 31, 2021

	Dynamic Municipal Income Fund	High Yield Municipal Fund	Municipal Income Completion Fund	Short Duration Tax-Free Fund
Investment income:

Interest	$240,022,779	$363,644,746	$1,374,326	$169,880,582

Expenses:

Management fees	28,531,010	44,468,309	—	32,942,637

Transfer Agency fees(a)	5,221,655	3,653,973	9,281	3,478,482

Distribution and Service (12b-1) fees(a)	4,650,007	1,815,944	—	629,805

Custody, accounting and administrative services	1,047,772	1,034,698	51,549	1,136,858

Registration fees	869,872	440,209	24,597	526,497

Service fees — Class C	369,435	202,495	—	37,901

Printing and mailing costs	227,308	192,758	11,217	114,785

Legal fees	148,761	191,876	35,481	77,362

Audit fees	58,938	58,938	47,070	61,938

Trustee fees	31,974	32,856	17,743	34,640

Shareholder administration fees — Service Shares	447	—	—	410

Other	154,963	112,235	12,588	118,171

Total expenses	41,312,142	52,204,291	209,526	39,159,486

Less — expense reductions	(2,261,285)	(1,937,806)	(209,526)	(1,876,934)

Net expenses	39,050,857	50,266,485	—	37,282,552

NET INVESTMENT INCOME	200,971,922	313,378,261	1,374,326	132,598,030

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(21,115,031)	(16,296,136)	(144,292)	(10,856,193)

Swap contracts	(18,246,961)	(18,750,971)	(35,877)	226,860

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	519,237,789	771,545,858	3,425,632	147,406,417

Futures contracts	4,390,758	4,903,247	43,848	—

Swap contracts	16,570,488	17,535,260	33,817	(194,095)

Net realized and unrealized gain	500,837,043	758,937,258	3,323,128	136,582,989

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$701,808,965	$1,072,315,519	$4,697,454	$269,181,019

(a)	Class specific Distribution and/or Service, and Transfer Agency fees were as follows:

	Distribution and/or (12b-1) Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Service	Class A	Class C	Institutional	Separate Account Institutional	Service	Investor	Class R6	Class P
Dynamic Municipal Income	$3,541,255	$1,108,305	$447	$1,732,569	$180,855	$1,464,759	$—	$72	$1,273,912	$25,069	$544,419
High Yield Municipal	1,208,461	607,483	—	590,356	99,167	454,073	—	—	476,924	1,787	2,031,666
Municipal Income Completion	—	—	—	—	—	—	9,281	—	—	—	—
Short Duration Tax-Free	515,692	113,703	410	251,161	18,611	801,080	—	66	179,380	2,131	2,226,053

The accompanying notes are an integral part of these financial statements.	203

GOLDMAN SACHS MUNICIPAL FUNDS

Statements of Changes in Net Assets

	Dynamic Municipal Income Fund		High Yield Municipal Fund
	For the Fiscal Year Ended March 31, 2021	For the Fiscal Year Ended March 31, 2020	For the Fiscal Year Ended March 31, 2021	For the Fiscal Year Ended March 31, 2020
From operations:
Net investment income	$200,971,922	$168,716,537	$313,378,261	$324,754,557
Net realized loss	(39,361,992)	(203,060,536)	(35,047,107)	(119,789,308)
Net change in unrealized gain (loss)	540,199,035	(128,589,076)	793,984,365	(269,938,986)
Net increase (decrease) in net assets resulting from operations	701,808,965	(162,933,075)	1,072,315,519	(64,973,737)

Distributions to shareholders:
From distributable earnings:
Class A Shares	(30,680,998)	(26,767,203)	(15,135,019)	(15,028,985)
Class C Shares	(2,094,730)	(1,836,214)	(1,944,817)	(1,996,031)
Institutional Shares	(91,393,063)	(80,218,287)	(39,002,617)	(35,707,014)
Service Shares	(3,608)	(4,678)	—	—
Investor Shares	(25,147,556)	(18,862,838)	(13,199,218)	(10,962,178)
Class R6 Shares	(2,090,258)	(1,636,966)	(198,852)	(430)
Class P Shares	(45,429,187)	(39,740,810)	(234,209,820)	(244,330,086)
Total distributions to shareholders	(196,839,400)	(169,066,996)	(303,690,343)	(308,024,724)

From share transactions:
Proceeds from sales of shares	3,705,174,124	5,369,651,711	3,306,110,174	3,022,075,670
Reinvestment of distributions	177,162,915	150,907,107	293,250,971	298,380,974
Cost of shares redeemed	(2,373,423,744)	(2,284,389,837)	(1,870,384,214)	(2,387,191,975	)(a)
Net increase in net assets resulting from share transactions	1,508,913,295	3,236,168,981	1,728,976,931	933,264,669
TOTAL INCREASE	2,013,882,860	2,904,168,910	2,497,602,107	560,266,208

Net Assets:
Beginning of year	7,336,205,042	4,432,036,132	7,862,930,320	7,302,664,112
End of year	$9,350,087,902	$7,336,205,042	$10,360,532,427	$7,862,930,320

(a)	Net of $196,736 of redemption fees.

204	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FUNDS

Statements of Changes in Net Assets (continued)

	Municipal Income Completion Fund		Short Duration Tax-Free Fund
	For the Fiscal Year Ended March 31, 2021	For the Fiscal year Ended March 31, 2020(a)	For the Fiscal Year Ended March 31, 2021	For the Fiscal Year Ended March 31, 2020
From operations:
Net investment income	$1,374,326	$210,824	$132,598,030	$128,480,326
Net realized gain (loss)	(180,169)	(246,463)	(10,629,333)	4,534,361
Net change in unrealized gain (loss)	3,503,297	(725,362)	147,212,322	(50,221,844)
Net increase (decrease) in net assets resulting from operations	4,697,454	(761,001)	269,181,019	82,792,843

Distributions to shareholders:
From distributable earnings:
Class A Shares	—	—	(2,012,540)	(1,816,735)
Class C Shares	—	—	(95,591)	(167,468)
Institutional Shares	—	—	(25,817,373)	(28,233,445)
Separate Account Institutional	(1,353,194)	(208,649)	—	—
Service Shares	—	—	(1,372)	(2,752)
Investor Shares	—	—	(1,815,994)	(1,384,410)
Class R6 Shares	—	—	(92,353)	(97,487)
Class P Shares	—	—	(95,650,568)	(97,647,520)
Total distributions to shareholders	(1,353,194)	(208,649)	(125,485,791)	(129,349,817)

From share transactions:
Proceeds from sales of shares	96,503,149	18,858,469	9,331,103,669	4,519,198,773
Reinvestment of distributions	1,336,815	208,649	110,210,651	114,038,179
Cost of shares redeemed	(13,664,986)	(446,434)	(5,088,379,752)	(3,758,256,134)
Net increase in net assets resulting from share transactions	84,174,978	18,620,684	4,352,934,568	874,980,818
TOTAL INCREASE	87,519,238	17,651,034	4,496,629,796	828,423,844

Net Assets:
Beginning of year	17,651,034	—	7,488,492,448	6,660,068,604
End of year	$105,170,272	$17,651,034	$11,985,122,244	$7,488,492,448

(a)	Commenced operations on April 1, 2019.

The accompanying notes are an integral part of these financial statements.	205

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Municipal Income Fund
	Class A Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$15.59	$16.02	$15.59	$15.46	$15.69

Net investment income(a)	0.36	0.37	0.44	0.47	0.52

Net realized and unrealized gain (loss)	1.03	(0.43)	0.42	0.11	(0.25)

Total from investment operations	1.39	(0.06)	0.86	0.58	0.27

Distributions to shareholders from net investment income	(0.35)	(0.37)	(0.43)	(0.45)	(0.50)

Net asset value, end of year	$16.63	$15.59	$16.02	$15.59	$15.46

Total return(b)	9.00%	(0.43)%	5.62%	3.81%	1.73%

Net assets, end of year (in 000s)	$1,521,711	$1,330,377	$769,894	$315,142	$218,699

Ratio of net expenses to average net assets	0.72%	0.73%	0.74%	0.76%	0.78%

Ratio of total expenses to average net assets	0.75%	0.76%	0.78%	0.85%	0.98%

Ratio of net investment income to average net assets	2.21%	2.25%	2.78%	2.98%	3.34%

Portfolio turnover rate(c)	6%	23%	16%	12%	28%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

206	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Municipal Income Fund
	Class C Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$15.60	$16.03	$15.60	$15.47	$15.69

Net investment income(a)	0.24	0.24	0.32	0.35	0.41

Net realized and unrealized gain (loss)	1.03	(0.42)	0.42	0.12	(0.25)

Total from investment operations	1.27	(0.18)	0.74	0.47	0.16

Distributions to shareholders from net investment income	(0.23)	(0.25)	(0.31)	(0.34)	(0.38)

Net asset value, end of year	$16.64	$15.60	$16.03	$15.60	$15.47

Total return(b)	8.19%	(1.17)%	4.83%	3.03%	1.04%

Net assets, end of year (in 000s)	$153,277	$141,952	$83,931	$47,379	$42,353

Ratio of net expenses to average net assets	1.47%	1.48%	1.49%	1.51%	1.53%

Ratio of total expenses to average net assets	1.50%	1.51%	1.53%	1.60%	1.73%

Ratio of net investment income to average net assets	1.46%	1.50%	2.04%	2.23%	2.59%

Portfolio turnover rate(c)	6%	23%	16%	12%	28%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	207

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Municipal Income Fund
	Institutional Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$15.58	$16.02	$15.59	$15.46	$15.68

Net investment income(a)	0.41	0.42	0.49	0.52	0.58

Net realized and unrealized gain (loss)	1.03	(0.43)	0.43	0.12	(0.25)

Total from investment operations	1.44	(0.01)	0.92	0.64	0.33

Distributions to shareholders from net investment income	(0.40)	(0.43)	(0.49)	(0.51)	(0.55)

Net asset value, end of year	$16.62	$15.58	$16.02	$15.59	$15.46

Total return(b)	9.37%	(0.16)%	5.97%	4.17%	2.13%

Net assets, end of year (in 000s)	$4,188,941	$3,206,615	$1,858,949	$1,296,146	$774,777

Ratio of net expenses to average net assets	0.39%	0.39%	0.40%	0.42%	0.44%

Ratio of total expenses to average net assets	0.42%	0.42%	0.44%	0.51%	0.64%

Ratio of net investment income to average net assets	2.54%	2.59%	3.14%	3.32%	3.67%

Portfolio turnover rate(c)	6%	23%	16%	12%	28%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

208	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Municipal Income Fund
	Service Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$15.67	$16.10	$15.66	$15.54	$15.77

Net investment income(a)	0.34	0.34	0.42	0.44	0.50

Net realized and unrealized gain (loss)	1.03	(0.42)	0.43	0.11	(0.25)

Total from investment operations	1.37	(0.08)	0.85	0.55	0.25

Distributions to shareholders from net investment income	(0.33)	(0.35)	(0.41)	(0.43)	(0.48)

Net asset value, end of year	$16.71	$15.67	$16.10	$15.66	$15.54

Total return(b)	8.79%	(0.58)%	5.50%	3.58%	1.57%

Net assets, end of year (in 000s)	$26	$203	$38	$36	$36

Ratio of net expenses to average net assets	0.89%	0.89%	0.90%	0.92%	0.94%

Ratio of total expenses to average net assets	0.92%	0.92%	0.93%	1.01%	1.14%

Ratio of net investment income to average net assets	2.06%	2.09%	2.65%	2.83%	3.19%

Portfolio turnover rate(c)	6%	23%	16%	12%	28%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	209

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Municipal Income Fund
	Investor Shares(a)
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$15.57	$16.00	$15.57	$15.45	$15.67

Net investment income(b)	0.40	0.41	0.48	0.50	0.56

Net realized and unrealized gain (loss)	1.03	(0.43)	0.42	0.11	(0.24)

Total from investment operations	1.43	(0.02)	0.90	0.61	0.32

Distributions to shareholders from net investment income	(0.39)	(0.41)	(0.47)	(0.49)	(0.54)

Net asset value, end of year	$16.61	$15.57	$16.00	$15.57	$15.45

Total return(c)	9.28%	(0.19)%	5.88%	4.01%	2.03%

Net assets, end of year (in 000s)	$1,193,082	$904,160	$480,724	$160,475	$65,306

Ratio of net expenses to average net assets	0.47%	0.48%	0.49%	0.51%	0.53%

Ratio of total expenses to average net assets	0.50%	0.51%	0.53%	0.59%	0.73%

Ratio of net investment income to average net assets	2.46%	2.50%	3.03%	3.22%	3.57%

Portfolio turnover rate(d)	6%	23%	16%	12%	28%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

210	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Dynamic Municipal Income Fund
	Class R6 Shares
	Year Ended March 31,			November 30, 2017* to March 31, 2018
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$15.59	$16.02	$15.59	$15.56

Net investment income(a)	0.41	0.42	0.49	0.17

Net realized and unrealized gain (loss)	1.04	(0.42)	0.43	0.03

Total from investment operations	1.45	— (b)	0.92	0.20

Distributions to shareholders from net investment income	(0.41)	(0.43)	(0.49)	(0.17)

Net asset value, end of period	$16.63	$15.59	$16.02	$15.59

Total return(c)	9.37%	(0.08)%	5.98%	1.27%

Net assets, end of period (in 000s)	$97,337	$69,532	$44,934	$10

Ratio of net expenses to average net assets	0.38%	0.38%	0.39%	0.40	%(d)

Ratio of total expenses to average net assets	0.41%	0.41%	0.42%	0.43	%(d)

Ratio of net investment income to average net assets	2.55%	2.61%	3.11%	3.28	%(d)

Portfolio turnover rate(e)	6%	23%	16%	12%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	211

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Dynamic Municipal Income Fund
	Class P Shares
	Year Ended March 31,		April 20, 2018* to March 31, 2019
	2021	2020
Per Share Data

Net asset value, beginning of period	$15.59	$16.02	$15.65

Net investment income(a)	0.41	0.43	0.46

Net realized and unrealized gain (loss)	1.04	(0.43)	0.36

Total from investment operations	1.45	— (b)	0.82

Distributions to shareholders from net investment income	(0.41)	(0.43)	(0.45)

Net asset value, end of period	$16.63	$15.59	$16.02

Total return(c)	9.37%	(0.08)%	5.35%

Net assets, end of period (in 000s)	$2,195,715	$1,683,366	$1,193,566

Ratio of net expenses to average net assets	0.38%	0.38%	0.39	%(d)

Ratio of total expenses to average net assets	0.41%	0.41%	0.43	%(d)

Ratio of net investment income to average net assets	2.55%	2.61%	3.11	%(d)

Portfolio turnover rate(e)	6%	23%	16%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

212	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Municipal Fund
	Class A Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$9.59	$9.91	$9.55	$9.35	$9.36

Net investment income(a)	0.33	0.37	0.38	0.38	0.47

Net realized and unrealized gain (loss)	0.89	(0.34)	0.35	0.18	(0.06)

Total from investment operations	1.22	0.03	0.73	0.56	0.41

Distributions to shareholders from net investment income	(0.32)	(0.35)	(0.37)	(0.36)	(0.42)

Net asset value, end of year	$10.49	$9.59	$9.91	$9.55	$9.35

Total return(b)	12.87%	0.13%	7.79%	6.10%	4.48%

Net assets, end of year (in 000s)	$594,728	$419,784	$377,942	$250,436	$234,550

Ratio of net expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85%

Ratio of total expenses to average net assets	0.89%	0.91%	0.92%	0.92%	0.92%

Ratio of net investment income to average net assets	3.23%	3.61%	3.97%	4.00%	4.93%

Portfolio turnover rate(c)	7%	20%	16%	16%	31%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	213

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Municipal Fund
	Class C Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$9.59	$9.91	$9.55	$9.35	$9.36

Net investment income(a)	0.25	0.29	0.31	0.31	0.40

Net realized and unrealized gain (loss)	0.89	(0.34)	0.35	0.18	(0.06)

Total from investment operations	1.14	(0.05)	0.66	0.49	0.34

Distributions to shareholders from net investment income	(0.24)	(0.27)	(0.30)	(0.29)	(0.35)

Net asset value, end of year	$10.49	$9.59	$9.91	$9.55	$9.35

Total return(b)	12.03%	(0.62)%	6.99%	5.30%	3.70%

Net assets, end of year (in 000s)	$80,215	$77,387	$60,899	$59,381	$66,772

Ratio of net expenses to average net assets	1.60%	1.60%	1.60%	1.60%	1.60%

Ratio of total expenses to average net assets	1.64%	1.66%	1.67%	1.67%	1.67%

Ratio of net investment income to average net assets	2.50%	2.85%	3.22%	3.25%	4.18%

Portfolio turnover rate(c)	7%	20%	16%	16%	31%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

214	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Municipal Fund
	Institutional Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$9.59	$9.91	$9.55	$9.36	$9.36

Net investment income(a)	0.36	0.40	0.41	0.41	0.49

Net realized and unrealized gain (loss)	0.89	(0.34)	0.35	0.17	(0.04)

Total from investment operations	1.25	0.06	0.76	0.58	0.45

Distributions to shareholders from net investment income	(0.35)	(0.38)	(0.40)	(0.39)	(0.45)

Net asset value, end of year	$10.49	$9.59	$9.91	$9.55	$9.36

Total return(b)	13.22%	0.43%	8.10%	6.29%	4.88%

Net assets, end of year (in 000s)	$1,416,246	$894,702	$699,635	$5,026,846	$4,284,703

Ratio of net expenses to average net assets	0.54%	0.55%	0.56%	0.56%	0.56%

Ratio of total expenses to average net assets	0.56%	0.57%	0.58%	0.58%	0.58%

Ratio of net investment income to average net assets	3.54%	3.91%	4.27%	4.29%	5.23%

Portfolio turnover rate(c)	7%	20%	16%	16%	31%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	215

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Municipal Fund
	Investor Shares(a)
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$9.60	$9.92	$9.56	$9.37	$9.37

Net investment income(b)	0.35	0.39	0.41	0.41	0.50

Net realized and unrealized gain (loss)	0.89	(0.34)	0.34	0.17	(0.05)

Total from investment operations	1.24	0.05	0.75	0.58	0.45

Distributions to shareholders from net investment income	(0.34)	(0.37)	(0.39)	(0.39)	(0.45)

Net asset value, end of year	$10.50	$9.60	$9.92	$9.56	$9.37

Total return(c)	13.14%	0.38%	8.05%	6.26%	4.81%

Net assets, end of year (in 000s)	$496,140	$331,991	$202,256	$85,209	$42,152

Ratio of net expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%

Ratio of total expenses to average net assets	0.65%	0.66%	0.66%	0.67%	0.67%

Ratio of net investment income to average net assets	3.48%	3.85%	4.21%	4.26%	5.25%

Portfolio turnover rate(d)	7%	20%	16%	16%	31%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

216	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Municipal Fund
	Class R6 Shares
	Year Ended March 31,			November 30, 2017* to March 31, 2018
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$9.58	$9.91	$9.55	$9.46

Net investment income(a)	0.35	0.40	0.41	0.14

Net realized and unrealized gain (loss)	0.90	(0.35)	0.35	0.08

Total from investment operations	1.25	0.05	0.76	0.22

Distributions to shareholders from net investment income	(0.35)	(0.38)	(0.40)	(0.13)

Net asset value, end of period	$10.48	$9.58	$9.91	$9.55

Total return(b)	13.24%	0.32%	8.09%	2.33%

Net assets, end of period (in 000s)	$11,001	$11	$11	$10

Ratio of net expenses to average net assets	0.53%	0.54%	0.55%	0.57	%(c)

Ratio of total expenses to average net assets	0.55%	0.57%	0.55%	0.60	%(c)

Ratio of net investment income to average net assets	3.44%	3.92%	4.28%	4.36	%(c)

Portfolio turnover rate(d)	7%	20%	16%	16%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	217

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Municipal Fund
	Class P Shares
	Year Ended March 31,		April 20, 2018* to March 31, 2019
	2021	2020
Per Share Data

Net asset value, beginning of period	$9.58	$9.90	$9.60

Net investment income(a)	0.36	0.40	0.39

Net realized and unrealized gain (loss)	0.89	(0.34)	0.28

Total from investment operations	1.25	0.06	0.67

Distributions to shareholders from net investment income	(0.35)	(0.38)	(0.37)

Net asset value, end of period	$10.48	$9.58	$9.90

Total return(b)	13.24%	0.44%	7.14%

Net assets, end of period (in 000s)	$7,762,203	$6,139,055	$5,961,922

Ratio of net expenses to average net assets	0.53%	0.54%	0.55	%(c)

Ratio of total expenses to average net assets	0.55%	0.56%	0.57	%(c)

Ratio of net investment income to average net assets	3.56%	3.93%	4.27	%(c)

Portfolio turnover rate(d)	7%	20%	16%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

218	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME COMPLETION FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Municipal Income Completion Fund
	Separate Account Institutional Shares
	Year Ended March 31, 2021	April 1, 2019* to March 31, 2020
Per Share Data

Net asset value, beginning of period	$9.65	$10.00

Net investment income(a)	0.31	0.35

Net realized and unrealized gain (loss)	1.03	(0.34)

Total from investment operations	1.34	0.01

Distributions to shareholders from net investment income	(0.31)	(0.36)

Net asset value, end of period	$10.68	$9.65

Total return(b)	14.11%	(0.10)%

Net assets, end of period (in 000s)	$105,170	$17,651

Ratio of net expenses to average net assets	—%	—%

Ratio of total expenses to average net assets	0.45%	6.51%

Ratio of net investment income to average net assets	2.96%	3.40%

Portfolio turnover rate(c)	8%	7%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	219

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Tax-Free Fund
	Class A Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.63	$10.66	$10.48	$10.52	$10.56

Net investment income(a)	0.11	0.16	0.16	0.12	0.12

Net realized and unrealized gain (loss)	0.20	(0.03)	0.17	(0.04)	(0.05)

Total from investment operations	0.31	0.13	0.33	0.08	0.07

Distributions to shareholders from net investment income	(0.11)	(0.16)	(0.15)	(0.12)	(0.11)

Distributions to shareholders from net realized gains	—	—	—	—	— (b)

Total distributions	(0.11)	(0.16)	(0.15)	(0.12)	(0.11)

Net asset value, end of year	$10.83	$10.63	$10.66	$10.48	$10.52

Total return(c)	2.92%	1.18%	3.20%	0.74%	0.63%

Net assets, end of year (in 000s)	$255,472	$134,986	$119,675	$97,703	$124,586

Ratio of net expenses to average net assets	0.68%	0.68%	0.69%	0.68%	0.70%

Ratio of total expenses to average net assets	0.73%	0.74%	0.75%	0.75%	0.76%

Ratio of net investment income to average net assets	1.05%	1.45%	1.51%	1.18%	1.09%

Portfolio turnover rate(d)	20%	29%	44%	35%	40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

220	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Tax-Free Fund
	Class C Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.62	$10.65	$10.47	$10.51	$10.55

Net investment income(a)	0.08	0.11	0.12	0.09	0.07

Net realized and unrealized gain (loss)	0.19	(0.03)	0.17	(0.05)	(0.05)

Total from investment operations	0.27	0.08	0.29	0.04	0.02

Distributions to shareholders from net investment income	(0.07)	(0.11)	(0.11)	(0.08)	(0.06)

Distributions to shareholders from net realized gains	—	—	—	—	— (b)

Total distributions	(0.07)	(0.11)	(0.11)	(0.08)	(0.06)

Net asset value, end of year	$10.82	$10.62	$10.65	$10.47	$10.51

Total return(c)	2.51%	0.78%	2.80%	0.34%	0.23%

Net assets, end of year (in 000s)	$12,988	$17,180	$15,681	$19,813	$23,220

Ratio of net expenses to average net assets	1.08%	1.08%	1.09%	1.08%	1.10%

Ratio of total expenses to average net assets	1.48%	1.50%	1.50%	1.50%	1.51%

Ratio of net investment income to average net assets	0.70%	1.04%	1.10%	0.81%	0.69%

Portfolio turnover rate(d)	20%	29%	44%	35%	40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	221

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Tax-Free Fund
	Institutional Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.62	$10.64	$10.47	$10.50	$10.54

Net investment income(a)	0.15	0.19	0.19	0.16	0.15

Net realized and unrealized gain (loss)	0.19	(0.02)	0.16	(0.04)	(0.05)

Total from investment operations	0.34	0.17	0.35	0.12	0.10

Distributions to shareholders from net investment income	(0.14)	(0.19)	(0.18)	(0.15)	(0.14)

Distributions to shareholders from net realized gains	—	—	—	—	— (b)

Total distributions	(0.14)	(0.19)	(0.18)	(0.15)	(0.14)

Net asset value, end of year	$10.82	$10.62	$10.64	$10.47	$10.50

Total return(c)	3.23%	1.58%	3.42%	1.15%	0.94%

Net assets, end of year (in 000s)	$2,424,423	$1,646,398	$1,488,011	$4,936,410	$4,448,309

Ratio of net expenses to average net assets	0.38%	0.38%	0.38%	0.38%	0.39%

Ratio of total expenses to average net assets	0.40%	0.40%	0.41%	0.41%	0.42%

Ratio of net investment income to average net assets	1.36%	1.75%	1.77%	1.52%	1.41%

Portfolio turnover rate(d)	20%	29%	44%	35%	40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

222	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Tax-Free Fund
	Service Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.62	$10.64	$10.47	$10.50	$10.54

Net investment income(a)	0.10	0.14	0.14	0.11	0.10

Net realized and unrealized gain (loss)	0.19	(0.02)	0.16	(0.04)	(0.05)

Total from investment operations	0.29	0.12	0.30	0.07	0.05

Distributions to shareholders from net investment income	(0.09)	(0.14)	(0.13)	(0.10)	(0.09)

Distributions to shareholders from net realized gains	—	—	—	—	— (b)

Total distributions	(0.09)	(0.14)	(0.13)	(0.10)	(0.09)

Net asset value, end of year	$10.82	$10.62	$10.64	$10.47	$10.50

Total return(c)	2.71%	1.07%	2.90%	0.65%	0.44%

Net assets, end of year (in 000s)	$133	$179	$293	$287	$263

Ratio of net expenses to average net assets	0.88%	0.88%	0.89%	0.88%	0.89%

Ratio of total expenses to average net assets	0.90%	0.91%	0.91%	0.91%	0.92%

Ratio of net investment income to average net assets	0.91%	1.27%	1.31%	1.03%	0.91%

Portfolio turnover rate(d)	20%	29%	44%	35%	40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	223

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Tax-Free Fund
	Investor Shares(a)
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.62	$10.64	$10.47	$10.51	$10.55

Net investment income(b)	0.14	0.18	0.19	0.16	0.14

Net realized and unrealized gain (loss)	0.20	(0.02)	0.16	(0.05)	(0.05)

Total from investment operations	0.34	0.16	0.35	0.11	0.09

Distributions to shareholders from net investment income	(0.14)	(0.18)	(0.18)	(0.15)	(0.13)

Distributions to shareholders from net realized gains	—	—	—	—	— (c)

Total distributions	(0.14)	(0.18)	(0.18)	(0.15)	(0.13)

Net asset value, end of year	$10.82	$10.62	$10.64	$10.47	$10.51

Total return(d)	3.18%	1.53%	3.37%	1.01%	0.88%

Net assets, end of year (in 000s)	$175,488	$111,743	$65,719	$21,605	$10,002

Ratio of net expenses to average net assets	0.43%	0.43%	0.44%	0.43%	0.45%

Ratio of total expenses to average net assets	0.48%	0.49%	0.50%	0.50%	0.51%

Ratio of net investment income to average net assets	1.31%	1.69%	1.79%	1.48%	1.37%

Portfolio turnover rate(e)	20%	29%	44%	35%	40%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

224	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short Duration Tax-Free Fund
	Class R6 Shares
	Year Ended March 31,			November 30, 2017* to March 31, 2018
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$10.61	$10.64	$10.46	$10.45

Net investment income(a)	0.15	0.19	0.21	0.06

Net realized and unrealized gain (loss)	0.19	(0.03)	0.15	—	(b)

Total from investment operations	0.34	0.16	0.36	0.06

Distributions to shareholders from net investment income	(0.14)	(0.19)	(0.18)	(0.05)

Net asset value, end of period	$10.81	$10.61	$10.64	$10.46

Total return(c)	3.24%	1.50%	3.51%	0.61%

Net assets, end of period (in 000s)	$8,393	$5,992	$5,014	$10

Ratio of net expenses to average net assets	0.37%	0.37%	0.38%	0.36	%(d)

Ratio of total expenses to average net assets	0.39%	0.39%	0.40%	0.38	%(d)

Ratio of net investment income to average net assets	1.37%	1.75%	1.96%	1.64	%(d)

Portfolio turnover rate(e)	20%	29%	44%	35%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	225

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short Duration Tax-Free Fund
	Class P Shares
	Year Ended March 31,		April 20, 2018* to March 31, 2019
	2021	2020
Per Share Data

Net asset value, beginning of period	$10.61	$10.64	$10.46

Net investment income(a)	0.15	0.19	0.18

Net realized and unrealized gain (loss)	0.19	(0.03)	0.17

Total from investment operations	0.34	0.16	0.35

Distributions to shareholders from net investment income	(0.14)	(0.19)	(0.17)

Net asset value, end of period	$10.81	$10.61	$10.64

Total return(b)	3.24%	1.50%	3.42%

Net assets, end of period (in 000s)	$9,108,224	$5,572,014	$4,965,675

Ratio of net expenses to average net assets	0.37%	0.37%	0.38	%(c)

Ratio of total expenses to average net assets	0.39%	0.39%	0.40	%(c)

Ratio of net investment income to average net assets	1.36%	1.75%	1.86	%(c)

Portfolio turnover rate(d)	20%	29%	44%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

226	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FUNDS

Notes to Financial Statements

March 31, 2021

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Dynamic Municipal Income, Short Duration Tax-Free	A, C, Institutional, Service, Investor, R6 and P	Diversified
High Yield Municipal	A, C, Institutional, Investor, R6 and P	Diversified
Municipal Income Completion	Separate Account Institutional	Diversified

Class A Shares of the Dynamic Municipal Income, High Yield Municipal and Short Duration Tax-Free Funds are sold with a front-end sales charge of up to 3.75%, 4.50% and 1.50%, respectively. Class C Shares of Dynamic Municipal Income, High Yield Municipal and Short Duration Tax-Free Funds are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, 1.00% and 0.65%, respectively, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6, Class P and Separate Account Institutional Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (each, an “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

227

GOLDMAN SACHS MUNICIPAL FUNDS

Notes to Financial Statements (continued)

March 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Redemption Fees — Prior to March 16, 2020, a 2% redemption fee was imposed on the redemption of shares (including by exchange) of the High Yield Municipal Fund held for 60 calendar days or less. For this purpose, the High Yield Municipal Fund utilized a first-in first-out method so that shares held longest were treated as being redeemed first and shares held shortest were treated as being redeemed last. Redemption fees were reimbursed to the Fund and were reflected as a reduction in share redemptions. Redemption fees were credited to Paid-in Capital and are allocated to each share class of the Fund on a pro-rata basis. Effective March 16, 2020 redemption fees for Goldman Sachs High Yield Municipal Fund are no longer imposed.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

228

GOLDMAN SACHS MUNICIPAL FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

ii.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on other investments. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and

229

GOLDMAN SACHS MUNICIPAL FUNDS

Notes to Financial Statements (continued)

March 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

ii.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential

230

GOLDMAN SACHS MUNICIPAL FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of March 31, 2021:

DYNAMIC MUNICIPAL INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Municipal Debt Obligations	$—	$9,121,449,247	$—

Bank Loan	—	2,021,902	—

Corporate Bonds	—	15,979,829	5,639,008

U.S. Treasury Obligation	48,828,125	—	—

Total	$48,828,125	$9,139,450,978	$5,639,008

Derivative Type

Assets(a)

Futures Contracts	$4,390,758	$—	$—

Credit Default Swap Contracts	—	49,038	—

Total	$4,390,758	$49,038	$—

HIGH YIELD MUNICIPAL

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Municipal Debt Obligations	$—	$10,150,888,651	$—

Bank Loan	—	6,614,504	—

Corporate Bonds	—	28,326,035	11,776,572

Total	$—	$10,185,829,190	$11,776,572

Derivative Type

Assets(a)

Futures Contracts	$4,903,247	$—	$—

Credit Default Swap Contracts	—	1,130,200	—

Total	$4,903,247	$1,130,200	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

231

GOLDMAN SACHS MUNICIPAL FUNDS

Notes to Financial Statements (continued)

March 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MUNICIPAL INCOME COMPLETION

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Municipal Debt Obligations	$—	$100,294,650	$—

Corporate Bonds	—	100,000	96,807

Total	$—	$100,394,650	$96,807

Derivative Type

Assets(a)

Futures Contracts	$43,848	$—	$—

SHORT DURATION TAX-FREE

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Municipal Debt Obligations	$—	$11,471,399,297	$—

Corporate Bonds	—	19,686,587	—

U.S. Treasury Obligations	386,839,844	—	—

Total	$386,839,844	$11,491,085,884	$—

Derivative Type

Assets(a)

Credit Default Swap Contracts	$—	$367,782	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of March 31, 2021. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

DYNAMIC MUNICIPAL INCOME
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Credit	Receivable for unrealized gain on swap contracts	$49,038		—	$—
Interest rate	Variation margin on futures contracts	4,390,758	(a)	—	—
Total		$4,439,796			$—

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of March 31, 2021 is reported within the Statements of Assets and Liabilities.

232

GOLDMAN SACHS MUNICIPAL FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

HIGH YIELD MUNICIPAL
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Credit	Receivable for unrealized gain on swap contracts	$1,130,200		—	$—
Interest rate	Variation margin on futures contracts	4,903,247	(a)	—	—
Total		$6,033,447			$—

MUNICIPAL INCOME COMPLETION
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts	$43,848	(a)	—	$—

SHORT DURATION TAX-FREE
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Credit	Receivable for unrealized gain on swap contracts	$367,782		—	$—

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of March 31, 2021 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2021. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

DYNAMIC MUNICIPAL INCOME
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$30,312	$(25,879)
Interest Rate	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	(18,277,273)	20,987,125
Total		$(18,246,961)	$20,961,246

HIGH YIELD MUNICIPAL
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$1,086,141	$(569,047)
Interest Rate	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	(19,837,112)	23,007,554
Total		$(18,750,971)	$22,438,507

233

GOLDMAN SACHS MUNICIPAL FUNDS

Notes to Financial Statements (continued)

March 31, 2021

4. INVESTMENTS IN DERIVATIVES (continued)

MUNICIPAL INCOME COMPLETION
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Interest Rate	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$(35,877)	$77,665

SHORT DURATION TAX-FREE
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$226,860	$(194,095)

For the fiscal year ended March 31, 2021, the relevant values for each derivative type were as follows:

	Average Number of Contracts or Notional Amounts(1)
Fund	Futures Contracts	Swap Agreements
Dynamic Municipal Income	118	$10,892,308
High Yield Municipal	132	80,109,231
Municipal Income Completion	1	38,462
Short Duration Tax-Free	—	15,000,000

(1)	Amounts disclosed represent average number of contracts for futures contracts or notional amounts for swap agreements, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the fiscal year ended March 31, 2021.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the Trustees.

With the exception of the Municipal Income Completion Fund, as compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets. The Municipal Income Completion Fund does not pay a management fee to GSAM. However, the Fund is used exclusively to implement municipal investment strategies for separately managed account clients of GSAM that participate in certain “wrap-fee” programs.

For the fiscal year ended March 31, 2021, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Dynamic Municipal Income	0.40%	0.36%	0.34%	0.34%	0.33%	0.35%	0.35%
High Yield Municipal	0.55	0.55	0.50	0.48	0.47	0.50	0.50
Short Duration Tax-Free	0.39	0.35	0.33	0.33	0.32	0.34	0.34

234

GOLDMAN SACHS MUNICIPAL FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A Shares of each applicable Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A Shares of the Funds, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Service
Distribution and/or Service Plan	0.25%	0.75%	0.25%

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

For the fiscal year ended March 31, 2021, Goldman Sachs agreed to waive a portion of the distribution and/or service fees equal to 0.35% as an annual percentage rate of the average daily net assets attributable to Class C Shares of the Short Duration Tax-Free Fund. This arrangement will remain in place through at least July 29, 2021. Prior to such date, Goldman Sachs may not terminate this arrangement without the approval of the Trustees.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front-end sales charge and Class C Shares’ CDSC. During the fiscal year ended March 31, 2021, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Dynamic Municipal Income	$38,411	$2
High Yield Municipal	41,724	—
Short Duration Tax-Free	10,896	—

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.12% of the average daily net assets of Class A, Class C and Investor Shares; 0.03% of the average daily net assets of

235

GOLDMAN SACHS MUNICIPAL FUNDS

Notes to Financial Statements (continued)

March 31, 2021

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Class R6 and Class P Shares; 0.04% of the average daily net assets of Institutional and Service Shares; and 0.02% of the average daily net assets of Separate Account Institutional Shares. Goldman Sachs agreed to waive a portion of the transfer agency fee equal to 0.02% and 0.03% as an annual percentage rate of the average daily net assets attributable to Class A, Class C and Investor Shares of the High Yield Municipal and Short Duration Tax-Free Funds, respectively. Goldman Sachs also agreed to reduce or limit its transfer agency fee to 0.00% as an annual percentage rate of the average daily net assets attributable to Separate Account Institutional Shares of the Municipal Income Completion Fund. These arrangements will remain in effect through at least July 29, 2021, and prior to such date, Goldman Sachs may not terminate the arrangements without the approval of the Trustees. Prior to July 1, 2020, the annual rate was 0.13% of the average daily net assets of Class A, Class C and Investor Shares. Prior to July 29, 2020, Goldman Sachs agreed to waive a portion of the transfer agency fee equal to 0.03% and 0.04% as an annual percentage rate of the average daily net assets attributable to Class A, Class C and Investor Shares of the High Yield Municipal Fund and Short Duration Tax-Free Funds, respectively.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets is 0.004% for Dynamic Municipal Income, High Yield Municipal Income, Short Duration Tax-Free Funds and 0.00% for Municipal Income Completion Fund. These Other Expense limitations will remain in place through at least July 29, 2021, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended March 31, 2021, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

	Fee Waivers
Fund	Class C Distribution and Service Fee	Transfer Agency Waivers/Credits		Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
Dynamic Municipal Income	$—	$—		$2,212,210	$49,075	$2,261,285
High Yield Municipal	—	211,234	(a)	1,708,050	18,522	1,937,806
Municipal Income Completion	—	9,281		200,245	—	209,526
Short Duration Tax-Free	53,061	117,528	(a)	1,677,545	28,800	1,876,934

(a)	Applicable to Class A, C and Investor Shares.

G.  Line of Credit Facility — As of March 31, 2021, the Funds participated in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2021, the Funds did not have any borrowings under the facility. The facility was increased to $1,000,000,000 effective April 26, 2021.

236

GOLDMAN SACHS MUNICIPAL FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

H.  Other Transactions with Affiliates — As of March 31, 2021, The Goldman Sachs Group, Inc. was the beneficial owner of the following Funds:

Fund	Service
Dynamic Municipal Income	16%

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the fiscal year ended March 31, 2021, the purchase and sale transactions and related net realized gain (loss) for the Funds with an affiliated fund in compliance with Rule 17a-7 under the Act were as follows:

Fund	Purchases	Sales	Net Realized Gain (Loss)
Dynamic Municipal Income	$108,924,801	$73,190,355	$(6,073,183)
High Yield Municipal	24,053,430	155,385,083	(3,541,289)
Municipal Income Completion	—	217,625	(33,585)
Short Duration Tax-Free	134,013,254	38,198,423	(2,037,354)

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2021, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Dynamic Municipal Income	$49,869,308	$2,109,632,494	$101,375	$513,219,538
High Yield Municipal	—	2,365,012,734	—	642,174,799
Municipal Income Completion	—	87,223,049	—	3,787,804
Short Duration Tax-Free	623,044,265	5,722,769,404	220,387,853	1,639,577,675

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2021, was as follows:

	Dynamic Municipal Income	High Yield Municipal	Municipal Income Completion	Short Duration Tax-Free
Distributions paid from:
Ordinary income	$14,604,739	$17,639,652	$35,919	$13,808,411
Tax-exempt income	182,234,661	286,050,691	1,317,275	111,677,380
Total distributions	$196,839,400	$303,690,343	$1,353,194	$125,485,791

237

GOLDMAN SACHS MUNICIPAL FUNDS

Notes to Financial Statements (continued)

March 31, 2021

7. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended March 31, 2020, was as follows:

	Dynamic Municipal Income	High Yield Municipal	Municipal Income Completion	Short Duration Tax-Free
Distributions paid from:
Ordinary income	$18,741,093	$37,646,670	$21,714	$10,748,528
Tax-exempt income	150,325,903	270,378,054	186,935	118,601,289
Total distributions	$169,066,996	$308,024,724	$208,649	$129,349,817

As of March 31, 2021, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Dynamic Municipal Income	High Yield Municipal	Municipal Income Completion	Short Duration Tax-Free
Undistributed tax-exempt income — net	$17,103,167	$138,809,272	$8,269	$19,105,223
Capital loss carryforwards:
Perpetual Short-term	(262,588,938)	(299,878,904)	(364,486)	(19,619,230)
Perpetual Long-term	(9,272,475)	(120,999,957)	(24,911)	(24,907,342)
Total capital loss carryforwards	$(271,861,413)	$(420,878,861)	$(389,397)	$(44,526,572)
Timing differences (Post October Loss Deferral, Defaulted Bond Income and Distribution Payable)	(1,693,808)	(1,722,359)	—	(3,849,769)
Unrealized gains — net	536,617,677	1,008,370,062	2,755,738	187,465,067
Total accumulated earning — net	$280,165,623	$724,578,114	$2,374,610	$158,193,949

As of March 31, 2021, the Funds’ aggregate securities unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Dynamic Municipal Income	High Yield Municipal	Municipal Income Completion	Short Duration Tax-Free
Tax cost	$8,661,739,674	$9,195,246,008	$97,779,567	$11,690,824,276
Gross unrealized gain	562,230,943	1,064,286,704	3,394,954	217,822,582
Gross unrealized loss	(25,613,266)	(55,916,642)	(639,216)	(30,357,515)
Net unrealized gain	$536,617,677	$1,008,370,062	$2,755,738	$187,465,067

The difference between GAAP-basis and tax-basis unrealized gains (losses), is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures, differences in the tax treatment of swap transactions, and market discount accretion and premium amortization.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce

238

GOLDMAN SACHS MUNICIPAL FUNDS

8. OTHER RISKS (continued)

disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent a Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, a Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates. In 2017, the United Kingdom’s Financial Conduct Authority (“FCA”) warned that LIBOR may cease to be available or appropriate for use by 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to a Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

239

GOLDMAN SACHS MUNICIPAL FUNDS

Notes to Financial Statements (continued)

March 31, 2021

8. OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Municipal Securities Risk — Municipal securities are subject to credit/default risk, interest rate risk and certain additional risks. A Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds).

State/Territory Specific Risk — A Fund’s investments in municipal obligations of issuers located in a particular state or U.S. territory may be adversely affected by political, economic and regulatory developments within that state or U.S. territory. Such developments may affect the financial condition of a state’s or territory’s political subdivisions, agencies, instrumentalities and public authorities and heighten the risks associated with investing in bonds issued by such parties, which could, in turn, adversely affect a Fund’s income, NAV, liquidity, and/or ability to preserve or realize capital appreciation.

Tax Risk — The Funds may be adversely impacted by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal and state income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect a Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, these Funds would not be a suitable investment for IRAs, other tax-exempt or tax-deferred accounts or for other investors who are not sensitive to the federal, state or local income tax consequences of their investments.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

Contingencies — Dynamic Municipal Income Fund and High Yield Municipal Fund are among the defendants in an adversary proceeding filed in August 2019 (the “Adversary Proceeding”) against current and former holders of General Obligation (“GO”) and other bonds issued by the Commonwealth of Puerto Rico seeking to clawback payments made to bondholders on the grounds that the bonds allegedly violated the Puerto Rico Constitution and were void from the outset. On February 9, 2020, the Financial Oversight and Management Board for Puerto Rico, as representative of the Commonwealth of Puerto Rico (the “Commonwealth”), the Puerto Rico Public Buildings Authority (“PBA”), and the Employee Retirement System of the Government of the Commonwealth of Puerto Rico (“ERS”) entered into a Plan Support Agreement (the “PSA”) with certain holders of GO Bond

240

GOLDMAN SACHS MUNICIPAL FUNDS

10. OTHER MATTERS (continued)

Claims and/or CW Guarantee Bond Claims (each as defined in the PSA) and holders of PBA Bond Claims (as defined in the PSA). The Government of the Commonwealth of Puerto Rico is not a party to the PSA and does not support it on its current terms. Pursuant to the PSA, the Oversight Board and certain creditors agreed to settle the GO clawback litigation. The settlement was incorporated into an amended Plan of Adjustment, filed February 28, 2020. On March 8, 2021, the Oversight Board filed its Second Amended Plan of Adjustment (the “Plan”) and Second Amended Disclosure Statement (the “Disclosure Statement”), that each incorporate the PSA’s terms regarding settlement of the Adversary Proceeding. Pursuant to the settlement, current GO bondholders will receive cash and new bonds, ultimately resulting in recovery of approximately 28% on average less than they are entitled under the existing bonds. Former GO bondholders will be dismissed from the clawback litigation. The settlement has support from current bondholders in excess of the required 70% threshold but it still requires court approval. In addition, the Plan requires certain legislation to be passed by Puerto Rico, which the government of Puerto Rico does not currently support. On May 12, 2021, the Oversight Board filed its Third Amended Plan of Adjustment and Disclosure Statement for the Third Amended Plan of Adjustment. The Court has scheduled the hearing to approve the Disclosure Statement for July 13, 2021. No schedule has been established yet for confirmation of the Plan. Absent Court approval and passage of related legislation, the value of the bonds could decline. GSAM has determined that the risk of loss is reasonably possible.

New Accounting Standard — In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” This ASU provides optional exceptions for applying GAAP to contract modifications, hedging relationships and other transactions affected reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. As of the financial reporting period, GSAM is currently evaluating the impact, if any, of applying ASU 2020-04.

Other — On October 22, 2020, Goldman Sachs announced a settlement of matters involving 1Malaysia Development Bhd. (1MDB), a Malaysian sovereign wealth fund, with the United States Department of Justice as well as criminal and civil authorities in the UK, Singapore and Hong Kong. Further information regarding the 1MDB settlement can be found at https://www.goldmansachs.com/media-relations/press-releases/current/goldman-sachs-2020-10-22.html. The 1MDB settlement will not materially adversely affect GSAM’s ability to serve as investment manager.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

241

GOLDMAN SACHS MUNICIPAL FUNDS

Notes to Financial Statements (continued)

March 31, 2021

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Dynamic Municipal Income Fund

	For the Fiscal Year Ended March 31, 2021		For the Fiscal Year Ended March 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	27,130,461	$441,535,135	57,557,014	$937,851,015
Reinvestment of distributions	1,680,072	27,305,457	1,472,195	24,001,344
Shares redeemed	(22,646,818)	(366,111,221)	(21,753,051)	(347,171,442)
	6,163,715	102,729,371	37,276,158	614,680,917
Class C Shares
Shares sold	2,215,316	36,061,208	4,980,688	81,202,614
Reinvestment of distributions	104,163	1,692,207	91,235	1,487,502
Shares redeemed	(2,208,390)	(35,875,780)	(1,207,274)	(19,446,234)
	111,089	1,877,635	3,864,649	63,243,882
Institutional Shares
Shares sold	108,713,396	1,758,290,200	171,519,064	2,788,853,875
Reinvestment of distributions	4,651,326	75,619,506	4,000,710	65,223,134
Shares redeemed	(67,149,083)	(1,079,008,834)	(85,827,643)	(1,337,688,885)
	46,215,639	754,900,872	89,692,131	1,516,388,124
Service Shares
Shares sold	—	—	16,380	266,000
Reinvestment of distributions	119	1,968	23	374
Shares redeemed	(11,538)	(193,879)	(5,809)	(97,076)
	(11,419)	(191,911)	10,594	169,298
Investor Shares
Shares sold	34,494,058	557,873,537	44,096,686	715,530,362
Reinvestment of distributions	1,547,951	25,146,992	1,158,129	18,860,480
Shares redeemed	(22,284,814)	(359,673,808)	(17,235,460)	(273,201,701)
	13,757,195	223,346,721	28,019,355	461,189,141
Class R6 Shares
Shares sold	2,635,343	42,636,938	2,621,422	42,622,609
Reinvestment of distributions	123,409	2,008,443	97,773	1,593,496
Shares redeemed	(1,366,001)	(22,013,835)	(1,063,735)	(17,003,223)
	1,392,751	22,631,546	1,655,460	27,212,882
Class P Shares
Shares sold	53,104,367	868,777,106	49,161,324	803,325,236
Reinvestment of distributions	2,790,925	45,388,342	2,438,428	39,740,777
Shares redeemed	(31,848,706)	(510,546,387)	(18,124,961)	(289,781,276)
	24,046,586	403,619,061	33,474,791	553,284,737

NET INCREASE	91,675,556	$1,508,913,295	193,993,138	$3,236,168,981

242

GOLDMAN SACHS MUNICIPAL FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	High Yield Municipal Fund

	For the Fiscal Year Ended March 31, 2021		For the Fiscal Year Ended March 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	25,004,492	$255,296,564	20,048,614	$203,934,397
Reinvestment of distributions	1,330,660	13,424,922	1,344,897	13,709,617
Shares redeemed	(13,419,090)	(134,525,705)	(15,753,635)	(157,972,186)
	12,916,062	134,195,781	5,639,876	59,671,828
Class C Shares
Shares sold	2,072,246	20,652,165	3,852,316	39,248,209
Reinvestment of distributions	174,538	1,757,292	166,648	1,698,764
Shares redeemed	(2,671,001)	(27,001,415)	(2,093,824)	(20,935,940)
	(424,217)	(4,591,958)	1,925,140	20,011,033
Institutional Shares
Shares sold	83,608,303	844,550,883	66,322,633	672,981,874
Reinvestment of distributions	3,023,295	30,596,294	2,735,106	27,914,867
Shares redeemed	(44,932,582)	(450,666,826)	(46,355,759)	(459,573,926)
	41,699,016	424,480,351	22,701,980	241,322,815
Investor Shares
Shares sold	29,479,208	296,433,895	26,698,692	270,270,268
Reinvestment of distributions	1,302,751	13,181,730	1,063,104	10,856,437
Shares redeemed	(18,123,576)	(177,792,271)	(13,558,636)	(134,755,390)
	12,658,383	131,823,354	14,203,160	146,371,315
Class R6 Shares
Shares sold	1,213,075	12,022,429	1	—
Reinvestment of distributions	13,555	140,689	42	430
Shares redeemed	(178,441)	(1,824,173)	—	—
	1,048,189	10,338,945	43	430
Class P Shares
Shares sold	185,617,777	1,877,154,238	180,400,900	1,835,640,922
Reinvestment of distributions	23,226,887	234,150,044	23,975,829	244,200,859
Shares redeemed	(109,055,169)	(1,078,573,824)	(165,742,054)	(1,613,954,533)
	99,789,495	1,032,730,458	38,634,675	465,887,248

NET INCREASE	167,686,928	$1,728,976,931	83,104,874	$933,264,669

243

GOLDMAN SACHS MUNICIPAL FUNDS

Notes to Financial Statements (continued)

March 31, 2021

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Municipal Income Completion Fund

	For the Fiscal Year Ended March 31, 2021		For the Fiscal Year Ended March 31, 2020(a)

	Shares	Dollars	Shares	Dollars

Separate Account Institutional Shares
Shares sold	9,219,167	$96,503,149	1,854,905	$18,858,469
Reinvestment of distributions	127,959	1,336,815	20,490	208,649
Shares redeemed	(1,332,397)	(13,664,986)	(45,508)	(446,434)

NET INCREASE	8,014,729	$84,174,978	1,829,887	$18,620,684

(a)	Commenced operations on April 1, 2019.

244

GOLDMAN SACHS MUNICIPAL FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Short Duration Tax-Free Fund

	For the Fiscal Year Ended March 31, 2021		For the Fiscal Year Ended March 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	18,777,313	$202,943,095	6,838,917	$73,149,091
Reinvestment of distributions	144,975	1,565,595	131,143	1,408,383
Shares redeemed	(8,031,039)	(86,837,761)	(5,504,477)	(58,897,750)
	10,891,249	117,670,929	1,465,583	15,659,724
Class C Shares
Shares sold	326,313	3,519,956	794,027	8,509,972
Reinvestment of distributions	6,705	72,195	10,360	111,126
Shares redeemed	(750,133)	(8,094,427)	(659,751)	(7,062,914)
	(417,115)	(4,502,276)	144,636	1,558,184
Institutional Shares
Shares sold	162,622,055	1,754,610,301	92,654,961	992,727,589
Reinvestment of distributions	1,022,010	11,017,152	1,248,309	13,391,743
Shares redeemed	(94,544,965)	(1,017,983,009)	(78,657,196)	(840,566,418)
	69,099,100	747,644,444	15,246,074	165,552,914
Service Shares
Shares sold	7	71	1,400	15,000
Reinvestment of distributions	127	1,372	199	2,140
Shares redeemed	(4,655)	(50,368)	(12,330)	(132,545)
	(4,521)	(48,925)	(10,731)	(115,405)
Investor Shares
Shares sold	13,343,553	143,866,061	7,306,701	77,891,482
Reinvestment of distributions	168,372	1,815,725	129,044	1,384,410
Shares redeemed	(7,812,068)	(84,337,114)	(3,087,493)	(32,958,887)
	5,699,857	61,344,672	4,348,252	46,317,005
Class R6 Shares
Shares sold	519,646	5,608,073	271,987	2,910,376
Reinvestment of distributions	8,175	88,092	8,663	92,857
Shares redeemed	(316,078)	(3,409,772)	(187,418)	(1,998,716)
	211,743	2,286,393	93,232	1,004,517
Class P Shares
Shares sold	669,000,966	7,220,556,112	313,452,531	3,363,995,263
Reinvestment of distributions	8,874,293	95,650,520	9,108,513	97,647,520
Shares redeemed	(360,399,402)	(3,887,667,301)	(264,320,452)	(2,816,638,904)
	317,475,857	3,428,539,331	58,240,592	645,003,879

NET INCREASE	402,956,170	$4,352,934,568	79,527,638	$874,980,818

245

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Municipal Income Completion Fund, and Goldman Sachs Short Duration Tax-Free Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Municipal Income Completion Fund, and Goldman Sachs Short Duration Tax-Free Fund (four of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2021, the related statements of operations for the year ended March 31, 2021, the statements of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

May 26, 2021

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

246

GOLDMAN SACHS MUNICIPAL FUNDS

Liquidity Risk Management Program (Unaudited)

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 9-10, 2021, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”). Among other things, the annual report and related materials discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; (2) an assessment of the methodologies used to classify investments into one of four liquidity categories; and (3) the impact of the COVID-19 pandemic on liquidity and management of liquidity risk during the Reporting Period, including during stressed market conditions caused by the COVID-19 pandemic. The report concluded that the Program continues to be reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

247

GOLDMAN SACHS MUNICIPAL FUNDS

Fund Expenses — Six Month Period Ended March 31, 2021 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Separate Account Institutional, Service, Investor, Class R6, or Class P Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and redemption fees (with respect to Class A, Class C, Institutional, Investor and Class R6 Shares, if any); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Separate Account Institutional, Service, Investor, Class R6, or Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2020 through March 31, 2021, which represents a period of 182 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Dynamic Municipal Income Fund				High Yield Municipal Fund				Municipal Income Completion Fund				Short Duration Tax-Free Fund
Share Class	Beginning Account Value 10/01/20	Ending Account Value 3/31/21		Expenses Paid for the 6 Months Ended 3/31/21*	Beginning Account Value 10/01/20	Ending Account Value 3/31/21		Expenses Paid for the 6 Months Ended 3/31/21*	Beginning Account Value 10/01/20	Ending Account Value 3/31/21		Expenses Paid for the 6 Months Ended 3/31/21*	Beginning Account Value 10/01/20	Ending Account Value 3/31/21		Expenses Paid for the 6 Months Ended 3/31/21*
Class A
Actual	$1,000	$1,034.80		$3.65	$1,000	$1,060.60		$4.37	N/A	N/A		N/A	$1,000	$1,006.10		$3.40
Hypothetical 5% return	1,000	1,021.34	+	3.63	1,000	1,020.69	+	4.28	N/A	N/A		N/A	1,000	1,021.54	+	3.43
Class C
Actual	1,000	1,031.60		7.45	1,000	1,056.60		8.20	N/A	N/A		N/A	1,000	1,004.10		5.40
Hypothetical 5% return	1,000	1,017.60	+	7.39	1,000	1,016.95	+	8.05	N/A	N/A		N/A	1,000	1,019.55	+	5.44
Institutional
Actual	1,000	1,036.50		1.98	1,000	1,062.20		2.78	N/A	N/A		N/A	1,000	1,007.60		1.90
Hypothetical 5% return	1,000	1,022.99	+	1.97	1,000	1,022.24	+	2.72	N/A	N/A		N/A	1,000	1,023.04	+	1.92
Separate Account Institutional
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,057.70		—	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,024.93	+	—	N/A	N/A		N/A
Service
Actual	1,000	1,034.40		4.51	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,005.10		4.40
Hypothetical 5% return	1,000	1,020.49	+	4.48	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,020.54	+	4.43
Investor
Actual	1,000	1,036.10		2.39	1,000	1,061.90		3.08	N/A	N/A		N/A	1,000	1,007.30		2.15
Hypothetical 5% return	1,000	1,022.59	+	2.37	1,000	1,021.94	+	3.02	N/A	N/A		N/A	1,000	1,022.79	+	2.17
Class R6
Actual	1,000	1,036.50		1.93	1,000	1,061.20		2.72	N/A	N/A		N/A	1,000	1,007.60		1.85
Hypothetical 5% return	1,000	1,023.04	+	1.92	1,000	1,022.29	+	2.67	N/A	N/A		N/A	1,000	1,023.09	+	1.87
Class P
Actual	1,000	1,036.50		1.93	1,000	1,062.30		2.73	N/A	N/A		N/A	1,000	1,007.60		1.85
Hypothetical 5% return	1,000	1,023.04	+	1.92	1,000	1,022.29	+	2.67	N/A	N/A		N/A	1,000	1,023.09	+	1.87

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2021. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Separate Account Institutional	Service	Investor	Class R6	Class P
Dynamic Municipal Income	0.72%	1.47%	0.39%	N/A	0.89%	0.47%	0.38%	0.38%
High Yield Municipal	0.85	1.60	0.54	N/A	N/A	0.60	0.53	0.53
Municipal Income Completion	N/A	N/A	N/A	—	N/A	N/A	N/A	N/A
Short Duration Tax-Free	0.68	1.08	0.38	N/A	0.88	0.43	0.37	0.37

248

GOLDMAN SACHS MUNICIPAL FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 72	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Dwight L. Bush Age: 64	Trustee	Since 2020	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Kathryn A. Cassidy Age: 67	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Diana M. Daniels Age: 71	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Joaquin Delgado Age: 61	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				105	Hexion Inc. (a specialty chemical manufacturer); Stepan Company (a specialty chemical manufacturer)

249

GOLDMAN SACHS MUNICIPAL FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Roy W. Templin Age: 60	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 69	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	Verizon Communications Inc.

250

GOLDMAN SACHS MUNICIPAL FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 58	Trustee and President	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	161	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of March 31, 2021.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of March 31, 2021, Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 35 portfolios (20 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

251

GOLDMAN SACHS MUNICIPAL FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 58	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 52	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of March 31, 2021.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Municipal Funds — Tax Information (Unaudited)

During the period ended March 31, 2021, 92.58%, 94.19%, 97.35%, and 89.00% of the distributions from net investment income paid by the Dynamic Municipal Income Fund, High Yield Municipal Fund, Municipal Income Completion Fund, and Short Duration Tax-Free Fund, respectively, were exempt-interest dividends and as such, are not subject to U.S. Federal income tax.

252

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.00 trillion in assets under supervision as of March 31, 2021, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund[4]
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund[5]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Defensive Equity Fund
∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund[6]
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on April 30, 2020, the Goldman Sachs Global Income Fund was renamed the Goldman Sachs Global Core Fixed Income Fund.
[5]	Effective after the close on business of August 30, 2020, the Goldman Sachs Blue Chip Fund was renamed the Goldman Sachs U.S. Equity ESG Fund.
[6]	Effective after the close of business on June 26, 2020, the Goldman Sachs MLP & Energy Fund was renamed the Goldman Sachs Energy Infrastructure Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file their portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect our judgment as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of March 31, 2021 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

© 2021 Goldman Sachs. All rights reserved. 239446-OTU-1408489 TFFIAR-21

Goldman Sachs Funds

Annual Report	March 31, 2021

Short Duration and Government Fixed Income Funds
Enhanced Income
Government Income
High Quality Floating Rate
Inflation Protected Securities
Short Duration Government
Short Duration Income
Short-Term Conservative Income

Goldman Sachs Short Duration and Government Fixed Income Funds

∎	ENHANCED INCOME

∎	GOVERNMENT INCOME

∎	HIGH QUALITY FLOATING RATE

∎	INFLATION PROTECTED SECURITIES

∎	SHORT DURATION GOVERNMENT

∎	SHORT DURATION INCOME

∎	SHORT-TERM CONSERVATIVE INCOME

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Short Duration and

Government Fixed Income Funds

Market Review

During the 12 months ended March 31, 2021 (the “Reporting Period”), the performance of the fixed income markets was broadly influenced by global economic growth expectations, efforts to stem the COVID-19 pandemic, and monetary and fiscal stimulus by central banks and governments around the world.

During the second quarter of 2020, when the Reporting Period began, spread, or non-government bond, sectors produced positive returns, supported by improving economic data and accommodative monetary and fiscal policy. In April, the broad fixed income market experienced bouts of volatility based on economic developments, including data that showed sharp declines in global economic activity, and COVID-19 related headlines. In May, ongoing central bank accommodation, better economic data and market optimism around the reopening of economies sparked a significant rally in risk assets, including corporate credit. Investors appeared to be looking beyond risks such as deteriorating U.S.-China relations and civil unrest as manifested by nationwide protests in the U.S. At the start of June, renewed COVID-19 case growth in the U.S. and in several other developed economies increased risk-off investor sentiment, or reduced risk appetite. However, survey and economic activity data rebounded from April’s record low levels, boosting the performance of risk assets overall. Central banks continued to demonstrate their willingness to expand policy parameters to support labor markets and to use quantitative easing to facilitate fiscal expansion and underpin more segments of the capital markets. In June, the European Central Bank (“ECB”) expanded and extended its quantitative easing program, while the U.S. Federal Reserve (“Fed”) removed a requirement for issuers to “opt in” to its secondary market corporate credit facility.

In the third quarter of 2020, spread sectors continued to produce gains, supported by accommodative central bank monetary policies as well as by agreement on a €750 billion European Union Recovery Fund, stronger than consensus expected second calendar quarter corporate earnings and progress on COVID-19 vaccine development. However, the financial markets continued to experience episodes of risk-off sentiment, driven by headlines about rising COVID-19 cases, increasing U.S.-China tensions, and limited progress in the U.S. Congress on a fourth fiscal stimulus package. Meanwhile, the Fed kept its monetary policy and forward guidance unchanged as it awaited details on further U.S. government fiscal stimulus and the path of the COVID-19 pandemic. The Fed also extended its credit facilities, which had been set to expire in September, to the end of the 2020 calendar year, thereby elongating the policy tailwind for corporate credit markets. In the Eurozone, the European Union Recovery Fund reduced political tail risks. (A tail risk is an event or an outcome that has only a small probability of happening.) During August, Fed Chair Jerome Powell unveiled the conclusions of the Federal Open Market Committee’s monetary policy framework review. The main outcome was the adoption of flexible average inflation targeting. In other words, the Fed said it would aim for an inflation rate moderately above 2% following periods when inflation has run persistently below 2%, seeking an average of 2% over time. The U.S. central bank also adjusted how it would assess labor market performance, taking into account racial and income disparities. September 2020 saw the return of risk-off investor sentiment, as some of the factors that had supported the improvement in economic conditions started to fade. Renewed COVID-19 case growth in Europe and reduced prospects of further U.S. fiscal support, alongside rising political uncertainty heading into the then-upcoming U.S. elections, all contributed to increased market volatility and investor risk aversion.

Spread sector performance was mixed during the fourth quarter of 2020. Rising COVID-19 cases and renewed lockdowns dominated pandemic-related news flow early in the quarter, and then encouraging efficacy results for several COVID-19 vaccines helped lift market sentiment into the end of the calendar year. Risk sentiment was also bolstered late in the quarter by the removal of a few long-standing overhangs. Specifically, the U.S. presidential elections were resolved; the U.K. and European Union agreed to a post-Brexit deal; and another round of fiscal stimulus was provided by the U.S. federal government. (Brexit refers to the U.K.’s exit from the European Union.) Global economic conditions remained weak, with the inflation picture relatively benign due to slack in economic output and employment. Central banks around the world maintained their commitment to accommodative monetary policy. In the U.S., the Fed did not extend the average maturity of its U.S. Treasury purchases at its December policy meeting, but it introduced dovish forward guidance, stating it would continue to increase its asset holdings “until substantial further progress has been made toward the Committee’s maximum employment and price stability goals.” (Dovish tends to suggest lower interest rates; opposite of hawkish.) Meanwhile, the U.S. Department of the Treasury decided to let several of the Fed’s emergency credit facilities expire at the end of 2020 and requested the Fed return unused funds. In Europe, the ECB announced a

1

MARKET REVIEW

multi-pronged package of easing measures, in line with market expectations, extended the horizon for its pandemic emergency purchase program, and increased the level of its purchases.

During the first quarter of 2021, spread sector performance was largely negative. When the quarter began in January, the rollout of COVID-19 vaccines and the prospects for additional U.S. government fiscal stimulus pushed up U.S. interest rates. That said, positive COVID-19 vaccine rollout news was somewhat counteracted by the emergence of variant coronavirus strains and uncertainty over global vaccine supply. In February, the rise in interest rates became global in nature, as markets responded to recovering economic growth amid COVID-19 vaccine rollouts. To varying degrees, global central banks leaned against market expectations for earlier than previously anticipated policy normalization, indicating policy would remain accommodative despite improvements in economic growth given weak underlying inflation dynamics. Although global interest rates continued to rise during March, central banks’ dovish stances helped to stabilize them. In the U.S., the Fed revised its growth and inflation projections higher but kept its median dot plot projection flat through 2023. (The dot plot shows interest rate projections of the members of the Federal Open Market Committee.) Fed policymakers also said they would focus on inflation outcomes rather than inflation outlooks. In Europe, the ECB increased the pace of its asset purchases to preserve favorable financing conditions and noted it would review the pace of purchases in the context of fresh inflation projections every quarter. Meanwhile, the new U.S. President signed the American Rescue Plan Act into law in March 2021, with the overall cost of this fifth fiscal stimulus package amounting to nearly $1.9 trillion.

For the Reporting Period overall, spread sectors generated solid positive returns. High yield corporate bonds and sovereign emerging markets debt produced double-digit gains, significantly outperforming U.S. Treasury securities. Investment grade corporate bonds, commercial mortgage-backed securities, asset backed securities and agency securities also recorded positive returns and outpaced U.S. Treasury securities. Mortgage-backed securities generated a rather flat return for the Reporting Period but still outperformed U.S. Treasuries. During the Reporting Period, the U.S. Treasury yield curve steepened, as yields on maturities of two years and shorter fell and yields on maturities of three years and longer rose. (Yield curve is a spectrum of interest rates based on maturities of varying lengths. A steepening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities widens; opposite of a flattening yield curve.) The yield on the bellwether 10-year U.S. Treasury rose approximately 104 basis points to end the Reporting Period at 1.74%.

Looking Ahead

At the end of the Reporting Period, we saw dimensions of uncertainty in both the near term and the long term for those factors most influencing the fixed income markets. In the near term, there was broad uncertainty around the timing of economic re-openings given the emergence of new COVID-19 variants and divergent vaccination rollouts and thus around the buoyancy of consumer spending. Longer term, there was broad uncertainty around the direction of inflation, fiscal and monetary policy, and interest rates.

From our point of view, a burst of global economic growth is likely in the short term as more consumer spending opportunities return, but we believed certain economies might experience re-openings with historically normal — rather than turbocharged — consumer spending. That said, we saw a long road ahead for the closing of output gaps, particularly in Europe, though COVID-19 vaccines were likely to help, in our opinion. Potential headwinds to global economic growth could be less expansionary policy in China and monetary policy tightening in select emerging markets countries. Within the developed markets, we expected most central banks to keep policy rates unchanged through 2021. As for fiscal policy, we thought it would be extended or — in the case of the U.S. — expanded. Overall, we expected U.S. fiscal policy to remain supportive into the economic recovery, as government officials sought to support the climate transition (i.e., help usher in low-carbon economies) and advance inclusive growth by reducing income and wealth inequalities. Under the circumstances, we believed interest rates, in the U.S. and globally, were likely to remain relatively low in the near term. Regarding inflation, we noted that while the COVID-19 pandemic had generated considerable swings in the prices of goods and services, many near-term price-boosting factors, including higher crude oil prices and a surge in services spending as economies re-open, may well prove transient. In our view, broader inflation signposts, such as labor market slack and the market’s inflation expectations, appeared slow-moving and subdued at the end of the Reporting Period.

2

PORTFOLIO RESULTS

Goldman Sachs Enhanced Income Fund

Investment Objective

The Fund seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Enhanced Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Administration, Institutional, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 4.82%, 4.79%, 5.18%, 5.10%, 5.19% and 5.19%, respectively. These returns compare to the 0.16% average annual total return of the Goldman Sachs Enhanced Income Fund Composite Index (the “Enhanced Income Composite”) during the same period. The Enhanced Income Composite is comprised 50% of the ICE BofAML Six-Month U.S. Treasury Bill Index (“BofAML Six-Month U.S. Treasury Bill Index”) and 50% of the ICE BofAML One-Year U.S. Treasury Note Index (“BofAML One-Year U.S. Treasury Note Index”), which generated average annual total returns of 0.16% and 0.17%, respectively, over the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy contributed most positively to the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Our duration and yield curve positioning strategy also boosted the Fund’s relative results, albeit more modestly, during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths. Bottom-up individual issue selection overall contributed positively as well, with selection amongst corporate credit, securitized debt and government/swaps each bolstering relative results.

The Fund’s duration and government/swaps selection strategies are primarily implemented via interest rate swaps and/or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Overall, our cross-sector strategy contributed positively to the Fund’s results during the Reporting Period primarily due to the Fund’s exposure to investment grade corporate credit. Performance was driven by strong gains in the latter part of 2020 when improving economic data alongside accommodative monetary policy supported a risk asset recovery despite ongoing uncertainty around COVID-19. The Fund’s exposure to asset-backed securities added value as well.

Our individual security selection strategies contributed positively overall. Gains were driven in large part by our bias toward shorter-maturity issues within investment grade corporate credit. The Fund also benefited from selection among credit card-based asset-backed securities. Additionally, selection within the government/swaps sector added to results.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning contributed positively, though modestly, to Fund performance during the Reporting Period. Gains were primarily attributable to the first quarter of 2021 when the Fund’s underweight U.S. duration position relative to that of the Enhanced Income Composite performed well amid a sharp rise in global yields as the market began to challenge the “low for longer” central bank narrative.

3

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures during the Reporting Period for both hedging and active exposure and for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The use of Treasury futures contributed positively to the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we modestly reduced the Fund’s exposure to investment grade corporate bonds and asset backed securities overall and increased the Fund’s position in cash. Additionally, while we maintained the Fund’s shorter duration stance versus that of the Enhanced Income Composite, we did make adjustments in duration positioning as market conditions shifted.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2021?

A	While the Fund’s benchmark is comprised of U.S. Treasury indices, the Fund continued to hold a portion of its assets in non-Treasury sectors not represented in the Enhanced Income Composite. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably investment grade corporate bonds and asset-backed securities. The Fund maintained an underweighted exposure to government bonds at the end of the Reporting Period. The Fund also had a significant position in cash at the end of the Reporting Period. The Fund maintained a shorter duration position compared to that of the Enhanced Income Composite at the end of the Reporting Period.

Overall, the Fund continued to be flexibly guided by shifting market conditions, and thus we used our actively managed approach to position the Fund to seek to take advantage of such anticipated conditions. At the end of the Reporting Period, we remained especially mindful of the potential for increased volatility in the near term due to hawkish monetary policy expectations or a re-escalation of COVID-19 cases globally. (Hawkish tends to suggest higher interest rates; opposite of dovish.) As always, we also intend to continue to closely monitor economic data, Fed policy, inflation expectations, yield differentials across assets and any shifts in the yield curve, as we strive to navigate the market environment.

4

FUND BASICS

Enhanced Income Fund

as of March 31, 2021

FUND COMPOSITION[1]

Percentage of Net Assets

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposit and commercial paper. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

(a)	“Agency Debentures” include agency securities offered by companies such as Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

5

GOLDMAN SACHS ENHANCED INCOME FUND

Performance Summary

March 31, 2021

The following graph shows the value, as of March 31, 2021, of a $1,000,000 investment made on April 1, 2011 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Goldman Sachs Enhanced Income Fund Composite Index, which is comprised of the ICE Bank of America Merrill Lynch One-Year U.S. Treasury Note Index (50%), and the ICE Bank of America Merrill Lynch Six-Month U.S. Treasury Bill Index (50%), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Enhanced Income Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2011 through March 31, 2021.

Average Annual Total Return through March 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A	4.82%	1.76%	0.92%	—

Administration	4.79%	1.77%	0.97%	—

Institutional	5.18%	2.05%	1.23%	—

Investor	5.10%	1.96%	1.14%	—

Class R6 (Commenced July 31, 2015)	5.19%	2.06%	N/A	1.92%

Class P (Commenced April 20, 2018)	5.19%	N/A	N/A	2.48%

*	These returns assume reinvestment of all distributions at NAV.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

6

PORTFOLIO RESULTS

Goldman Sachs Government Income Fund

Investment Objective

The Fund seeks a high level of current income, consistent with safety of principal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Government Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -1.73%, -2.53%, -1.50%, -1.93%, -1.55%, -1.49%, -2.05% and -1.42%, respectively. These returns compare to the -2.57% average annual total return of the Fund’s benchmark, the Bloomberg Barclays U.S. Government/Mortgage Index (the “Bloomberg Barclays Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	While the Fund posted negative absolute returns, it outperformed the Bloomberg Barclays Index on a relative basis. Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy overall contributed most positively to the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Our duration strategy did not materially impact the Fund’s performance during the Reporting Period. The duration strategy is typically implemented via interest rate swaps and/or futures. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Bottom-up individual issue selection overall, which are strategies that reflect any active views we take within particular sectors, contributed positively during the Reporting Period.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Within our cross-sector strategy, the Fund’s positioning in asset-backed securities and agency securities contributed most positively. Positioning in mortgage-backed securities, commercial mortgage-backed securities and mortgage-backed securities credit also added value.

Individual issue selection overall also contributed positively to the Fund’s relative results during the Reporting Period, especially in the securitized and government/swaps sectors. Within the securitized sector, selection of agency mortgage-backed securities proved especially effective, attributable in part to a factor known as moneyness, which describes how exposure to different coupons of agency mortgage-backed securities added value. The Fund’s selection of specified mortgage-backed securities pools further enhanced relative performance. Exposure to Ginnie Maes over conventional agency mortgage-backed securities, such as Fannie Maes and Freddie Macs, detracted somewhat. Within the government/swaps sector, selection of agency securities was especially beneficial to the Fund’s relative results, with an emphasis on guaranteed agency securities.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A

The Fund’s duration positioning overall did not materially impact the Fund’s relative results during the Reporting Period. The Fund’s duration positioning remained largely neutral to that of the Bloomberg Barclays Index during the Reporting Period, though we tactically adjusted its duration slightly shorter and slightly longer as market conditions shifted. After lowering its policy rate by a total of 150 basis points to 0.00%-0.25% in March 2020, the U.S. Federal Reserve (the “Fed”) held the targeted federal funds rate near zero through the remainder of the calendar year and into the first quarter of 2021. (A basis point is 1/100th of a percentage point.) In the fourth quarter of 2020, the Fed also reaffirmed its commitment to ongoing asset purchases. During the first three months of 2021, the Fed increased its holdings of

7

PORTFOLIO RESULTS

U.S. Treasury securities by approximately $80 billion per month and of agency mortgage-backed securities by approximately $40 billion per month.

The Fund’s yield curve positioning also had a rather neutral effect on the Fund’s relative results during the Reporting Period. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures, Eurodollar futures and bond exchange traded futures contracts to hedge interest rate exposure, i.e., to manage exposure to fluctuations in interest rates, and to facilitate specific duration and yield curve strategies. Interest rate swaps were used to hedge interest rate exposure and express an outright duration and term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) During the Reporting Period, the use of futures contributed most positively. The use of swaptions and interest rate swaps also added value, though to a lesser degree. The effect of the remaining derivatives and similar instruments mentioned above was rather neutral to the Fund’s results during the Reporting Period.

Overall, we employ derivatives for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to potentially manage interest rate risks more effectively by allowing us both to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We shifted the Fund’s overweight exposure to asset-backed securities to a rather neutral position relative to the Bloomberg Barclays Index toward the end of the fourth quarter of 2020. During the last three quarters of 2020, spreads, or yield differentials to U.S. Treasuries, tightened rapidly amid market stabilization and accommodative fiscal and monetary policy. By the end of the fourth calendar quarter, spreads among asset-backed securities had reached historically tight levels. As a result, we moved to a more neutral position in the sector.

We shifted the Fund’s overweight to agency mortgage-backed securities to a rather neutral position relative to the Bloomberg Barclays Index toward the middle of the first quarter of 2021. In March 2020, mortgage-backed securities spreads widened substantially as liquidity collapsed on the back of heavy new supply due to historically low mortgage rates, lack of demand from investors and forced selling from money managers, mortgage real estate investment trusts and hedge funds. However, the Fed quickly announced a new round of open-ended quantitative easing on agency mortgage-backed securities in an effort to stabilize the market. During the last three quarters of 2020, we overweighted mortgage-backed securities within the Fund, as robust bank demand and steady purchases from the Fed enhanced the carry on production coupon mortgage-backed securities. (Carry of an asset is the return obtained from holding it, if positive, or the cost of holding it, if negative. Production coupon mortgage-backed securities bear a coupon rate close to prevailing interest rates for similar investments at the time of issue.) Spreads on agency mortgage-backed securities also tightened as the Fed’s purchase activities provided the market with an ample amount of liquidity. By the first quarter of 2021, production coupon spreads were near the tightest levels seen since the 2008 financial crisis, while the Bloomberg Barclays U.S. Mortgage-Backed Securities Index moved close to its most negatively convex point in history. As volatility in the rates market picked up in February 2021, convexity selling within the agency mortgage-backed securities market served as headwind for the securities’ performance. Though the Fed remained committed to purchases of agency mortgage-backed securities, we moved the Fund’s weighting from an overweight bias to a neutral position in the sector given tight valuations of mortgages and elevated levels of extension risk. (Convexity is a measure of the curvature, or the degree of the curve, in the relationship between bond prices and bond yields. Convexity demonstrates how the duration of a bond changes as the interest rate changes. Extension risk is the risk that borrowers will defer prepayments due to market conditions. It is a risk that is generally analyzed in secondary market structured credit product investments. For instance, if interest rates rise it might discourage homeowners from re-financing their mortgages, reducing the flow of prepayments. This could extend the duration of the loans in a mortgage-backed security beyond what the valuation and risk models initially predicted.)

Within the mortgage-backed securities sector, we continued to favor lower coupon securities, which benefit from Fed purchases, and higher coupon securities. We continued to underweight intermediate coupon securities, as we believed

8

PORTFOLIO RESULTS

the market was overpricing the likelihood of a slowdown in prepayments. We also preferred Ginnie Maes on the back of positive market developments as well as on our expectation for renewed bank and overseas demand early in the second quarter of 2021.

Elsewhere, toward the end of the Reporting Period, we used then-recent weakness in commercial mortgage-backed securities to add exposure to new issues that offer what we saw as attractive concessions. We maintained the Fund’s overweight exposure to government agency debt through most of the Reporting Period, which, as mentioned earlier, contributed positively to relative results. We preferred government agency debt over U.S. Treasuries given that the former was more attractive, in our view, from a relative value perspective.

Additionally, as mentioned earlier, we shifted the Fund’s duration positioning during the Reporting Period as market conditions changed though maintained a neutral duration overall. As a residual of our investment strategies, the Fund’s position in cash was decreased.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2021?

A	At the end of March 2021, the Fund had overweighted allocations relative to the Bloomberg Barclays Index on a market-value weighted basis in quasi-government securities; residential mortgage-backed securities, especially pass-through mortgage-backed securities; and asset-backed securities, especially student loan asset-backed securities. The Fund was underweight relative to the Bloomberg Barclays Index in U.S. Treasury securities and was rather neutrally positioned compared to the Bloomberg Barclays Index in commercial mortgage-backed securities at the end of the Reporting Period. The Fund had a rather neutral duration to that of the Bloomberg Barclays Index at the end of the Reporting Period.

9

FUND BASICS

Government Income Fund

as of March 31, 2021

FUND COMPOSITION[1]

Percentage of Net Assets

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

(a)	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

(b)	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

10

GOLDMAN SACHS GOVERNMENT INCOME FUND

Performance Summary

March 31, 2021

The following graph shows the value, as of March 31, 2021, of a $1,000,000 investment made on April 1, 2011 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays U.S. Government/Mortgage Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Government Income Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2011 through March 31, 2021.

Average Annual Total Return through March 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	-1.73%	1.87%	2.24%	—
Including sales charges	-5.44%	1.08%	1.85%	—

Class C				—
Excluding contingent deferred sales charges	-2.53%	1.11%	1.49%	—
Including contingent deferred sales charges	-3.50%	1.11%	1.49%	—

Institutional	-1.50%	2.19%	2.58%	—

Service	-1.93%	1.69%	2.08%	—

Investor	-1.55%	2.12%	2.50%	—

Class R6 (Commenced July 31, 2015)	-1.49%	2.20%	N/A	2.39%

Class R	-2.05%	1.61%	1.99%	—

Class P (Commenced April 20, 2018)	-1.42%	N/A	N/A	4.10%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

11

PORTFOLIO RESULTS

Goldman Sachs High Quality Floating Rate Fund

Investment Objective

The Fund seeks to provide a high level of current income, consistent with low volatility of principal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs High Quality Floating Rate Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, Service, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 3.93%, 4.17%, 3.70%, 4.22%, 4.30% and 4.30%, respectively. These returns compare to the 0.12% average annual total return of the Fund’s benchmark, the ICE BofAML Three-Month U.S. Treasury Bill Index (“BofAML Three-Month U.S. Treasury Bill Index”).

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy contributed positively to the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Our duration and yield curve positioning strategy detracted, albeit modestly, from Fund performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths. Bottom-up individual issue selection overall contributed positively to the Fund’s relative results during the Reporting Period.

The Fund’s duration and government/swaps selection strategies are primarily implemented via interest rate swaps and/or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Cross-sector positioning was the primary positive contributor to the Fund’s results during the Reporting Period, driven mostly by exposure to asset-backed securities, collateralized loan obligations (“CLOs”) and agency mortgage-backed securities. Performance was driven by strong gains in the latter part of 2020 when improving economic data alongside accommodative monetary policy supported a risk asset recovery despite ongoing uncertainty around COVID-19.

Overall, individual security selection contributed positively to the Fund’s relative results. Individual issue selection of agency collateralized mortgage obligations and credit card-based asset-backed securities within the securitized sector helped most. To a lesser degree, security selection within the government/swaps sector also boosted the Fund’s performance.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning slightly detracted from Fund performance during the Reporting Period. This was primarily due to the Fund’s modestly short U.S. duration position in 2020 when rates rallied, or decreased.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures and swaps during the Reporting Period for both hedging and active exposure and for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The use of both Treasury futures and swaps had a positive impact overall on the Fund’s performance during the Reporting Period.

12

PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we modestly reduced the Fund’s exposures overall to asset-backed securities and residential mortgage-backed securities and increased the Fund’s position in cash. Additionally, while we maintained the Fund’s short duration stance versus that of the BofAML Three-Month U.S. Treasury Bill Index through most of the Reporting Period, we did make adjustments in duration positioning as market conditions shifted.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2021?

A	While the Fund’s benchmark is comprised of a U.S. Treasury index, the Fund held a significant portion of its assets in non-Treasury sectors not represented in the benchmark index at the end of the Reporting Period. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably asset-backed securities and agency mortgage-backed securities. The Fund maintained an underweighted exposure to government bonds at the end of the Reporting Period. The Fund also had a significant position in cash at the end of the Reporting Period. The Fund maintained a shorter duration position relative to that of the BofAML Three-Month U.S. Treasury Bill Index at the end of the Reporting Period.

Overall, the Fund continued to be flexibly guided by shifting market conditions, and thus we used our actively managed approach to position the Fund to seek to take advantage of such anticipated conditions. At the end of the Reporting Period, we remained especially mindful of the potential for increased volatility in the near term due to hawkish monetary policy expectations or a re-escalation of COVID-19 cases globally. (Hawkish tends to suggest higher interest rates; opposite of dovish.) As always, we also intend to continue to closely monitor economic data, Fed policy, inflation expectations, yield differentials across assets and any shifts in the yield curve, as we strive to navigate the market environment.

13

FUND BASICS

High Quality Floating Rate Fund

as of March 31, 2021

FUND COMPOSITION[1]

Percentage of Net Assets

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

(a)	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

14

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Performance Summary

March 31, 2021

The following graph shows the value, as of March 31, 2021, of a $1,000,000 investment made on April 1, 2011 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s current benchmark, the ICE Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

High Quality Floating Rate Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2011 through March 31, 2021.

Average Annual Total Return through March 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A	3.93%	1.50%	0.65%	—

Institutional	4.17%	1.78%	0.94%	—

Service	3.70%	1.28%	0.47%	—

Investor	4.22%	1.68%	0.84%	—

Class R6 (Commenced July 31, 2015)	4.30%	1.81%	N/A	1.54%

Class P (Commenced April 20, 2018)	4.30%	N/A	N/A	1.74%

*	These returns assume reinvestment of all distributions at NAV.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

15

PORTFOLIO RESULTS

Goldman Sachs Inflation Protected Securities Fund

Investment Objective

The Fund seeks real return consistent with preservation of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Inflation Protected Securities Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 6.72%, 6.01%, 7.06%, 7.03%, 7.17%, 6.43% and 7.07%, respectively. These returns compare to the 7.54% average annual total return of the Fund’s benchmark, the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index (“Bloomberg Barclays U.S. TIPS Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	While the Fund posted solid positive absolute returns, it modestly underperformed the Bloomberg Barclays U.S. TIPS Index on a relative basis. Overall, bottom-up individual issue selection of various maturity U.S. Treasury inflation protected securities (“TIPS”) was the key detractor from the Fund’s relative performance during the Reporting Period.

The Fund’s duration strategy also dampened its results during the Reporting Period. The duration strategy for the Fund is primarily implemented via interest rate swaps and/or futures. Furthermore, derivatives are used in combination with cash securities to implement our views in the Fund. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve positioning, which indicates a spectrum of interest rates within a particular sector based on maturities of varying lengths, detracted, albeit more slightly, from Fund performance during the Reporting Period.

The Fund’s cross-sector strategy contributed positively to its results during the Reporting Period. The cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark, including interest rate swaps and/or futures.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Individual issue selection of specific-issue TIPS detracted overall from Fund performance during the Reporting Period. Selection of TIPS with a maturity of greater than seven years added value, but this was more than offset by selection of TIPS with a maturity of less than seven years, which detracted significantly.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund’s duration strategy detracted from its relative results during the Reporting Period. The Fund’s duration positioning remained largely neutral to that of the Bloomberg Barclays U.S. TIPS Index during the Reporting Period, though we tactically adjusted its duration slightly shorter and slightly longer as market conditions shifted. After lowering its policy rate by a total of 150 basis points to 0.00%-0.25% in March 2020, the U.S. Federal Reserve (the “Fed”) held the targeted federal funds rate near zero through the remainder of the calendar year and into the first quarter of 2021. (A basis point is 1/100th of a percentage point.) In the fourth quarter of 2020, the Fed also reaffirmed its commitment to ongoing asset purchases. During the first three months of 2021, the Fed increased its holdings of U.S. Treasury securities by approximately $80 billion per month and of agency mortgage-backed securities by approximately $40 billion per month.

Yield curve positioning, primarily implemented via interest rate swaps and swap options, detracted slightly from the Fund’s results during the Reporting Period.

16

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures and Eurodollar futures to hedge interest rate exposure and to facilitate specific duration and yield curve strategies. We used interest rate and bond exchange traded futures contracts to help implement duration positioning within the Fund. Interest rate swaps and options were similarly used to manage interest rate exposure and express an outright term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) Inflation-linked swaps were used to help grant us greater precision and versatility in the management of active strategies.

During the Reporting Period, the use of futures, interest rate swaps, options and inflation-linked swaps contributed positively overall to performance.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We tactically managed our views on inflation in the Fund via varying allocations to TIPS throughout the Reporting Period. That said, overall we maintained, on average, a modest underweight to TIPS relative to the Bloomberg Barclays U.S. TIPS Index.

The Fund’s underweight to shorter-dated U.S. TIPS versus longer-dated U.S. TIPS detracted from relative performance during the Reporting Period. However, our selection of specified TIPS cash bonds contributed positively. Since March 2020, the Fed implemented and maintained an aggressive asset purchasing program, which relieved liquidity pressures in the TIPS market. The Fed’s indiscriminate buying of “off-the-run” TIPS assets allowed prices to rebound sharply. Shorter-dated TIPS especially benefited from the purchase of TIPS assets by the Fed. (Off-the-run TIPS are TIPS issued before the most recently issued securities of a particular maturity. Off-the-run TIPS can be contrasted with on-the-run TIPS, which refer to the newest issues only.)

In the first quarter of 2021, we began to shift the Fund’s exposure to TIPS from an underweight to a more neutral position relative to that of the Bloomberg Barclays U.S. TIPS Index. More specifically, we increased the Fund’s exposure to shorter-dated TIPS and decreased its exposure to longer-dated TIPS so that the Fund’s TIPS maturity profile more closely resembled that of the Bloomberg Barclays U.S. TIPS Index. Given that the path of inflation looking ahead remained highly uncertain and was subject to several structural shifts within the U.S. economy in the medium to long term, the Fund had a rather neutral exposure to TIPS overall at the end of the Reporting Period.

Overall, the Fund’s duration positioning shifted modestly during the Reporting Period as market conditions changed, but its duration positioning did not change materially. Throughout, we retained our neutral bias overall to U.S. interest rates.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2021?

A	At the end of March 2021, the Fund had most of its total net assets invested in TIPS, with the remainder in cash. The Fund had a rather neutral duration relative to that of the Bloomberg Barclays U.S. TIPS Index at the end of the Reporting Period.

Going forward, we intend to continue to closely monitor macro developments for the potential impact on inflation expectations as we position the Fund’s portfolio.

17

FUND BASICS

Inflation Protected Securities Fund

as of March 31, 2021

FUND COMPOSITION[1]

Percentage of Net Assets

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

(a)	“U.S. Treasury Obligations” percentages are grouped by effective maturity. The weighted average maturity was 7.97 and 8.44 years, respectively, at March 31, 2021 and March 31, 2020.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

18

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Performance Summary

March 31, 2021

The following graph shows the value, as of March 31, 2021, of a $1,000,000 investment made on April 1, 2011 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Inflation Protected Securities Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2011 through March 31, 2021.

Average Annual Total Return through March 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	6.72%	3.26%	2.94%	—
Including sales charges	2.70%	2.47%	2.54%	—

Class C
Excluding contingent deferred sales charges	6.01%	2.51%	2.18%	—
Including contingent deferred sales charges	5.00%	2.51%	2.18%	—

Institutional	7.06%	3.61%	3.28%	—

Investor	7.03%	3.54%	3.18%	—

Class R6 (Commenced July 31, 2015)	7.17%	3.63%	N/A	3.62%

Class R	6.43%	3.00%	2.67%	—

Class P (Commenced April 20, 2018)	7.07%	N/A	N/A	5.49%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

19

PORTFOLIO RESULTS

Goldman Sachs Short Duration Government Fund

Investment Objective

The Fund seeks a high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Short Duration Government Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 1.17%, 0.77%, 1.51%, 1.00%, 1.53%, 1.52% and 1.52%, respectively. These returns compare to the 0.19% average annual total return of the Fund’s benchmark, the ICE BofAML Two-Year U.S. Treasury Note Index (“BofAML Two-Year U.S. Treasury Note Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both bottom-up and top-down strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy contributed positively to relative performance. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Our duration and yield curve positioning strategy detracted, albeit modestly, from relative performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths. Bottom-up individual issue selection contributed positively overall to the Fund’s performance during the Reporting Period.

The Fund’s duration and government/swaps selection strategies are primarily implemented via interest rates swaps and/or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Sector positioning overall benefited the Fund’s results during the Reporting Period. Via the Fund’s cross-sector strategy, the Fund’s exposure to agency mortgage-backed securities and agency debt helped most. Performance was driven by strong gains in the latter part of 2020 when improving economic data alongside accommodative monetary policy supported a risk asset recovery despite ongoing uncertainty around COVID-19. Agency mortgage-backed securities performed particularly well immediately after the U.S. Federal Reserve (“Fed”) began making purchases of these securities in the second quarter of 2020.

Individual issue selection overall also contributed positively. Gains were primarily driven by our preference for higher coupon securities among agency mortgage-backed securities within the securitized sector. Higher coupon securities had initially sold off early in the Reporting Period given that the Fed was primarily purchasing “on-the-run” coupons, but higher coupon securities soon thereafter outperformed as Fed purchases broadened. (On-the-run securities are the most recently issued securities of particular maturity. On-the-run securities are the opposite of off-the-run securities, which refer to securities that have been issued before the most recent issue and are still outstanding.) Individual issue selection among U.S. Treasuries within the government/swaps sector added value as well.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning slightly detracted from its results during the Reporting Period. This was primarily due to the Fund’s modestly short U.S. duration position in 2020 when rates rallied, or decreased.

20

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures as well as interest rate swaps during the Reporting Period for both hedging and active exposure and for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) Overall, the use of derivatives had a positive impact, on a net basis, on the Fund’s performance during the Reporting Period, especially the use of futures.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we modestly reduced the Fund’s exposure to mortgage-backed securities overall and increased its exposure to quasi-government securities, especially agency debt. Additionally, while we maintained the Fund’s short duration stance versus that of the BofAML Two-Year U.S. Treasury Note Index through most of the Reporting Period, we did make adjustments in duration positioning as market conditions shifted.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2021?

A	While the Fund’s benchmark is comprised of a U.S. Treasury index, the Fund continued to hold a portion of its assets in non-Treasury sectors not represented in the benchmark index. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably mortgage-backed securities and quasi-government securities. The Fund maintained an underweighted exposure to government bonds at the end of the Reporting Period. Further, the Fund maintained a shorter duration position than that of the BofAML Two-Year U.S. Treasury Note Index at the end of the Reporting Period.

Overall, the Fund continued to be flexibly guided by shifting market conditions, and thus we used our actively managed approach to position the Fund to seek to take advantage of such anticipated conditions. At the end of the Reporting Period, we remained especially mindful of the potential for increased volatility in the near term due to hawkish monetary policy expectations or a re-escalation of COVID-19 cases globally. (Hawkish tends to suggest higher interest rates; opposite of dovish.) As always, we also intend to continue to closely monitor economic data, Fed policy, inflation expectations, yield differentials across assets and any shifts in the yield curve, as we strive to navigate the market environment.

21

FUND BASICS

Short Duration Government Fund

as of March 31, 2021

FUND COMPOSITION[1]

Percentage of Net Assets

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

(a)	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

(b)	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

22

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Performance Summary

March 31, 2021

The following graph shows the value, as of March 31, 2021, of a $1,000,000 investment made on April 1, 2011 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the ICE Bank of America Merrill Lynch Two-Year U.S. Treasury Note Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Short Duration Government Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from April 1, 2011 through March 31, 2021.

Average Annual Total Return through March 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	1.17%	1.50%	0.98%	—
Including sales charges	-0.33%	1.20%	0.82%	—

Class C
Excluding contingent deferred sales charges	0.77%	1.09%	0.58%	—
Including contingent deferred sales charges	0.12%	1.09%	0.58%	—

Institutional	1.51%	1.82%	1.31%	—

Service	1.00%	1.33%	0.80%	—

Investor	1.53%	1.77%	1.23%	—

Class R6 (Commenced July 31, 2015)	1.52%	1.83%	N/A	1.69%

Class P (Commenced April 20, 2018)	1.52%	N/A	N/A	2.86%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 1.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (0.65% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

23

PORTFOLIO RESULTS

Goldman Sachs Short Duration Income Fund

Investment Objective

The Fund seeks total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Liquidity Management Team discusses the Goldman Sachs Short Duration Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 6.64%, 6.22%, 6.99%, 6.90%, 7.00%, 6.37% and 7.00%, respectively. These returns compare to the 3.51% average annual total return of the Goldman Sachs Short Duration Income Fund Composite Index (the “Short Duration Income Composite”) during the same period. The Short Duration Income Composite is comprised 50% of the Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index and 50% of the Bloomberg Barclays U.S. 1-5 Year Government Bond Index, which generated average annual total returns of 7.13% and -0.02%, respectively, over the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy contributed most positively to the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. To a lesser degree, our currency strategy also boosted the Fund’s performance, driven largely by the Fund’s underweight U.S. dollar position versus a basket of pro-cyclical currencies in the latter half of 2020 as the global economy began to recover. The Short Duration Income Composite has no exposure to currency.

Conversely, our country and cross-macro strategies detracted from the Fund’s results during the Reporting Period. Within both strategies, the Fund was generally long U.S. and Australian rates versus other developed market rates in the first quarter of 2021 when U.S. and Australian rates rose, and thus such positioning detracted from performance. Markets continued to question central bank commitments to their dovish policies. (Dovish tends to suggest lower interest rates; opposite of hawkish.) A sharp sell-off in Australian rates challenged our cross-macro overweight exposures, with speculation around the Reserve Bank of Australia’s commitment to yield curve control, sending yields there higher. U.S. yields rose during the first quarter of 2021 on an improving economic growth outlook, expectations for higher inflation and the U.S. Federal Reserve’s commitment to not preemptively hike rates in response to any transitory rise in inflation during the economic rebound. The cross-macro strategy in one in which we hold relative value positions across rates, currencies and credit within the Fund. Our duration and yield curve positioning strategy detracted from Fund performance during the Reporting Period as well. Duration is a measure of the fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths.

Bottom-up individual issue selection overall contributed positively to the Fund’s relative results during the Reporting Period, especially within the corporate credit sector.

The currency, country, duration, cross-macro and government/swaps selection strategies are primarily implemented via interest rate swaps and/or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Sector positioning contributed positively to the Fund’s results during the Reporting Period, primarily due to an overweight allocation to investment grade corporate credit

24

PORTFOLIO RESULTS

and exposure to high yield corporate credit. Performance was driven by strong gains in the latter part of 2020 when improving economic data alongside accommodative monetary policy supported a risk asset recovery despite ongoing uncertainty around COVID-19. The Fund’s exposure to commercial mortgage-backed securities and collateralized loan obligations contributed positively as well. These gains were only partially offset by the Fund’s long rate hedge paired against its corporate credit overweight, which detracted amid the sell-off, or increase, in rates during the first quarter of 2021.

Overall, security selection boosted relative results as well. Gains were driven by our shorter-maturity and down-in-quality biases within the investment grade corporate credit sector. The Fund also benefited from our preference for higher coupons among agency mortgage-backed securities. Higher coupon securities had initially sold off early in the Reporting Period given that the Fed was primarily purchasing “on-the-run” coupons, but higher coupon securities soon thereafter outperformed as Fed purchases broadened. (On-the-run securities are the most recently issued securities of particular maturity. On-the-run securities are the opposite of off-the-run securities, which refer to securities that have been issued before the most recent issue and are still outstanding.) Individual issue selection among U.S. Treasuries within the government/swaps sector and among securities within the emerging markets debt sector added value as well.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning overall slightly detracted from its results during the Reporting Period. Losses were primarily attributable to the first quarter of 2021 when the Fund’s overweight U.S. duration position relative to that of the Short Duration Income Composite underperformed amid a sharp rise in global yields as the market began to challenge the “low for longer” central bank narrative.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures, Eurodollar futures as well as interest rate swaps and options during the Reporting Period for both hedging and active exposure and for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed credit default swaps to manage the credit profile of the Fund. Additionally, the Fund used currency forwards to hedge its exposure to foreign currency exposure and increase total return. The use of forwards, options and credit default swaps had a negative impact, on a net basis, on the Fund’s performance during the Reporting Period. The use of futures and interest rate swaps had a positive impact, on a net basis, on the Fund’s performance during the Reporting Period. Overall, on a net basis, the use of derivatives had a negative impact on the Fund’s performance, driven primarily by our hedging activities utilizing Treasury futures.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we modestly reduced the Fund’s exposure to corporate credit and quasi-government securities and slightly increased its positions in asset-backed securities, government securities and cash. Additionally, while we maintained the Fund’s longer duration stance versus that of the Short Duration Income Composite through most of the Reporting Period, we did make adjustments in duration positioning as market conditions shifted.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2021?

A	While the Fund is benchmarked to an equally-balanced composite of the Bloomberg Barclays U.S. Corporate 1-5 Year Index and the Bloomberg Barclays U.S. Government 1-5 Year Bond Index, it held a portion of its assets in non-Treasury sectors not represented in the Short Duration Income Composite. Indeed, in addition to investment grade corporate bonds, the Fund maintained exposure to several other high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably mortgage-backed securities and asset-backed securities. The Fund also had exposure to high yield corporate bonds, quasi-government bonds, commercial mortgage-backed securities and emerging markets debt at the end of the Reporting Period. The Fund maintained a slightly longer U.S. duration position compared to that of the Short Duration Income Composite at the end of the Reporting Period.

25

PORTFOLIO RESULTS

Overall, the Fund continued to be flexibly guided by shifting market conditions, and thus we used our actively managed approach to position the Fund to seek to take advantage of such anticipated conditions. At the end of the Reporting Period, we remained especially mindful of the potential for increased volatility in the near term due to hawkish monetary policy expectations or a re-escalation of COVID-19 cases globally. (Hawkish tends to suggest higher interest rates; opposite of dovish.) As always, we also intend to continue to closely monitor economic data, Fed policy, inflation expectations, yield differentials across assets and any shifts in the yield curve, as we strive to navigate the market environment.

26

FUND BASICS

Short Duration Income Fund

as of March 31, 2021

FUND COMPOSITION[1]

Percentage of Net Assets

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposit and commercial paper. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

(a)	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

27

GOLDMAN SACHS SHORT DURATION INCOME FUND

Performance Summary

March 31, 2021

The following graph shows the value, as of March 31, 2021, of a $1,000,000 investment made on February 29, 2012 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Goldman Sachs Short Duration Income Fund Composite Index, which is comprised of the Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index (50%), and the Bloomberg Barclays U.S. 1-5 Year Government Bond Index (50%), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Short Duration Income Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from February 29, 2012 through March 31, 2021.

Average Annual Total Return through March 31, 2021*	One Year	Five Years	Since Inception
Class A (Commenced February 29, 2012)
Excluding sales charges	6.64%	2.52%	2.03%
Including sales charges	5.02%	2.22%	1.86%

Class C (Commenced February 29, 2012)
Excluding contingent deferred sales charges	6.22%	2.12%	1.62%
Including contingent deferred sales charges	5.56%	2.12%	1.62%

Institutional (Commenced February 29, 2012)	6.99%	2.87%	2.39%

Investor (Commenced February 29, 2012)	6.90%	2.78%	2.29%

Class R6 (Commenced July 31, 2015)	7.00%	2.87%	2.64%

Class R (Commenced February 29, 2012)	6.37%	2.25%	1.78%

Class P (Commenced April 20, 2018)	7.00%	N/A	4.11%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 1.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (0.65% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

28

PORTFOLIO RESULTS

Goldman Sachs Short-Term Conservative Income Fund

Investment Objective

The Fund seeks to generate current income while maintaining an emphasis on preservation of capital and liquidity.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Short-Term Conservative Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Administration, Preferred, Institutional, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 2.42%, 2.55%, 2.63%, 2.66%, 2.57%, 2.66% and 2.77%, respectively. These returns compare to the 0.59% average annual total return of the Fund’s benchmark, the Bloomberg Barclays Short-Term Government/Corporate Index (“Bloomberg Barclays Index”), during the same time period. The Fund’s secondary benchmark, the ICE BofAML 3-6 Month U.S. Treasury Bill Index, had an average annual total return of 0.14% during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both bottom-up and top-down strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our cross-sector strategy contributed positively to the Fund’s relative results. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Our duration and yield curve positioning strategy detracted from the Fund’s performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates within a particular sector based on maturities of varying lengths. Bottom-up individual issue selection contributed positively to the Fund’s performance during the Reporting Period.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Cross-sector positioning contributed positively during the Reporting Period primarily due to the Fund’s exposure to investment grade corporate credit. Performance was driven by strong gains in the latter part of 2020 when improving economic data alongside accommodative monetary policy supported a risk asset recovery despite ongoing uncertainty around COVID-19.

Our individual security selection strategies overall also added to the Fund’s relative results during the Reporting Period. Gains were driven largely by our shorter-maturity bias within the investment grade corporate credit sector as well as by our selection of financials industry-related bonds within the sector. The Fund also benefited from our selection of certificates of deposit within the government/swaps sector.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted from relative results during the Reporting Period. This was primarily due to the Fund’s modestly short U.S. duration position in 2020 when rates rallied, or decreased.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not use derivatives.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

During the Reporting Period, we modestly reduced the Fund’s exposure to investment grade corporate credit and modestly increased its exposure to commercial paper within the government/swaps sector. We re-established a position, albeit quite a modest one, in emerging markets debt during the Reporting Period. We increased the Fund’s position in cash. Additionally, while we maintained the Fund’s shorter duration stance versus that of the Bloomberg Barclays Index through most of the Reporting Period, we did make

29

PORTFOLIO RESULTS

adjustments in duration positioning as market conditions shifted.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2021?

A	At the end of the Reporting Period, the Fund had an emphasis on investment grade corporate bonds with lesser allocations to commercial paper, certificates of deposit, cash and cash equivalents, repurchase agreements, emerging markets debt and municipal debt. Further, the Fund maintained a slightly shorter U.S. duration position compared to that of the Bloomberg Barclays Index at the end of the Reporting Period.

Overall, the Fund continued to be flexibly guided by shifting market conditions, and thus we used our actively managed approach to position the Fund to seek to take advantage of such anticipated conditions. At the end of the Reporting Period, we remained especially mindful of the potential for increased volatility in the near term due to hawkish monetary policy expectations or a re-escalation of COVID-19 cases globally. (Hawkish tends to suggest higher interest rates; opposite of dovish.) As always, we also intend to continue to closely monitor economic data, Fed policy, inflation expectations, yield differentials across assets and any shifts in the yield curve, as we strive to navigate the market environment.

30

FUND BASICS

Short-Term Conservative Income

as of March 31, 2021

PORTFOLIO COMPOSITION[1]

Percentage of Net Assets

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent certificates of deposit, commercial paper and repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

31

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Performance Summary

March 31, 2021

The following graph shows the value, as of March 31, 2021, of a $1,000,000 investment made on February 28, 2014 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmarks, the Bloomberg Barclays Short-Term Government/Corporate Index and the ICE Bank of America Merrill Lynch 3-6 Month U.S. Treasury Bill Index (with distributions reinvested), are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Short-Term Conservative Income Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from February 28, 2014 through March 31, 2021.

Average Annual Total Return through March 31, 2021*	One Year	Five Years	Since Inception
Class A (Commenced October 31, 2016)	2.42%	N/A	1.57%

Administration (Commenced February 28, 2014)	2.55%	1.55%	1.16%

Preferred (Commenced October 31, 2016)	2.63%	N/A	1.78%

Institutional (Commenced February 28, 2014)	2.66%	1.77%	1.39%

Investor (Commenced August 14, 2018)	2.57%	N/A	1.89%

Class R6 (Commenced November 30, 2017)	2.66%	N/A	2.04%

Class P (Commenced April 20, 2018)	2.77%	N/A	2.05%

*	These returns assume reinvestment of all distributions at NAV.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

32

FUND BASICS

Index Definitions

The Enhanced Income Composite is an equal weight blend of the ICE BofAML Six-Month U.S. Treasury Bill Index and the ICE BofAML One-Year U.S. Treasury Note Index.

The ICE BofAML Six-Month U.S. Treasury Bill Index measures the performance of Treasury Bills with time to maturity of less than 6 months. The BofAML One-Year U.S. Treasury Note Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year. The ICE BofAML Six-Month U.S. Treasury Bill Index and BofAML One-Year U.S. Treasury Note Index, as reported by Bank of America Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Bloomberg Barclays U.S. Government/Mortgage Index, an unmanaged index, measures the performance of U.S. government bonds and mortgage-related securities. The Bloomberg Barclays U.S. Government/Mortgage Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The ICE BofAML Three-Month U.S. Treasury Bill Index, an unmanaged index, measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity, as reported by Bank of America Merrill Lynch, and does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity, and, as a portion of the index, total a minimum amount outstanding of 100 million U.S. dollars. The Bloomberg Barclays U.S. TIPS Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The ICE BofAML Two-Year U.S. Treasury Note Index is a one-security index comprised of the most recently issued two-year U.S. Treasury note. The BofAML Two-Year U.S. Treasury Note Index is rebalanced monthly. In order to qualify for inclusion, a two-year note must be auctioned on or before the third business day before the last business day of the month. The BofAML Two-Year U.S. Treasury Note Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Goldman Sachs Short Duration Income Fund Composite Index is comprised of the Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index (50%) and the Bloomberg Barclays U.S. 1-5 Year Government Bond Index (50%).

The Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index provides a broad based measure of the global investment grade corporate sector with final maturities ranging between one and five years. The corporate sectors include industrial, utility and finance, for U.S. and non-U.S. corporations. The Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Bloomberg Barclays U.S. 1-5 Year Government Bond Index provides a broad based measure of securities issued by the U.S. government with final maturities ranging from one to five years. This includes public obligations of the U.S. Treasury, U.S. government agencies, quasi-federal corporations and corporate or foreign debt guaranteed by the U.S. government. The Bloomberg Barclays U.S. 1-5 Year Government Bond Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Bloomberg Barclays Short-Term Government/Corporate Index, an unmanaged index measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government related bonds, and investment grade U.S. corporate bonds. The Bloomberg Barclays Short-Term Goverment/Corporate Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

ICE BofAML 3-6 Month US Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90 to 180-day maturity. The ICE BofAML 3-6 Month U.S. Treasury Bill Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

33

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments

March 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 55.8%
Aerospace & Defense – 0.6%
Teledyne Technologies, Inc.
$2,700,000	0.650%		04/01/23	$2,698,434
The Boeing Co.(a)
1,525,000	1.167		02/04/23	1,531,374

				4,229,808

Agriculture – 0.2%
Archer-Daniels-Midland Co.(a)
600,000	2.750		03/27/25	638,196
Cargill, Inc.(b)
500,000	1.375		07/23/23	510,275

				1,148,471

Apparel – 0.2%
NIKE, Inc.(a)
725,000	2.400		03/27/25	763,657
Ralph Lauren Corp.
275,000	1.700		06/15/22	279,205

				1,042,862

Automotive – 0.8%
Daimler Finance North America LLC(b)
775,000	3.350		05/04/21	776,845
General Motors Co.
1,522,000	5.400		10/02/23	1,686,954
PACCAR Financial Corp.
400,000	2.650		04/06/23	418,892
Volkswagen Group of America Finance LLC(b)
1,025,000	2.900		05/13/22	1,052,019
1,225,000	0.750		11/23/22	1,229,177

				5,163,887

Banks – 16.5%
Banco Santander SA
1,400,000	2.706		06/27/24	1,478,540
Bank of America Corp.(a)(c) (3M USD LIBOR + 0.650%)
500,000	3.335		01/25/23	512,100
Bank of America Corp.
1,200,000	4.100		07/24/23	1,296,972
2,500,000	4.000		01/22/25	2,734,700
(3M USD LIBOR + 0.630%)
850,000	3.499	(a)(c)	05/17/22	853,060
(3M USD LIBOR + 0.790%)
4,125,000	3.004	(a)(c)	12/20/23	4,292,516
(3M USD LIBOR + 0.940%)
1,300,000	3.864	(a)(c)	07/23/24	1,392,118
Bank of New York Mellon Corp.(a)
1,375,000	0.350		12/07/23	1,372,456
Banque Federative du Credit Mutuel SA(b)
1,700,000	2.125		11/21/22	1,746,648
950,000	0.650		02/27/24	947,416
Barclays Bank PLC(a)
725,000	1.700		05/12/22	735,179
Barclays PLC(a)(c) (3M USD LIBOR + 1.400%)
825,000	4.610		02/15/23	852,324
BNP Paribas SA(b)
900,000	2.950		05/23/22	924,993

Corporate Obligations – (continued)
Banks – (continued)
BNP Paribas SA(b) – (continued)
2,475,000	3.500		03/01/23	2,610,061
BPCE SA(b)
649,000	4.000		09/12/23	700,193
Canadian Imperial Bank of Commerce
1,175,000	0.950		06/23/23	1,185,928
CIT Group, Inc.(a)
75,000	4.750		02/16/24	81,375
Citigroup, Inc.(a)
4,575,000	2.750		04/25/22	4,683,336
925,000	2.700		10/27/22	955,470
(3M USD LIBOR + 0.722%)
2,850,000	3.142	(c)	01/24/23	2,908,995
(SOFR + 0.686%)
1,225,000	0.776	(c)	10/30/24	1,223,922
Citizens Bank NA(a)
1,200,000	3.250		02/14/22	1,227,180
900,000	2.250		04/28/25	934,047
Cooperatieve Rabobank UA
2,650,000	4.625		12/01/23	2,904,214
1,050,000	0.375		01/12/24	1,044,309
Credit Suisse Group Funding Guernsey Ltd.
4,575,000	3.450		04/16/21	4,578,934
Danske Bank A/S(a)(b)
1,175,000	1.226		06/22/24	1,185,975
Fifth Third Bancorp(a)
325,000	1.625		05/05/23	332,293
Fifth Third Bank NA(a)
1,125,000	1.800		01/30/23	1,153,091
First Horizon Corp.(a)
1,000,000	3.550		05/26/23	1,055,650
HSBC Holdings PLC
1,300,000	3.600		05/25/23	1,383,278
ING Groep NV
900,000	4.100		10/02/23	975,474
JPMorgan Chase & Co.(a)(c)
(3M USD LIBOR + 0.610%)
1,343,000	3.514		06/18/22	1,351,609
(3M USD LIBOR + 0.695%)
1,775,000	3.207		04/01/23	1,823,138
(SOFR + 0.420%)
2,750,000	0.563		02/16/25	2,729,072
(SOFR + 0.600%)
850,000	0.653		09/16/24	851,003
(SOFR + 1.455%)
2,225,000	1.514		06/01/24	2,270,657
KeyBank NA
675,000	2.400		06/09/22	691,031
725,000	1.250		03/10/23	736,535
Lloyds Banking Group PLC(a)(c) (1 Year CMT + 1.100%)
1,200,000	1.326		06/15/23	1,211,436
Macquarie Bank Ltd.(b)
1,225,000	2.100		10/17/22	1,256,385
2,150,000	0.441		12/16/22	2,148,882
Mitsubishi UFJ Financial Group, Inc.
1,000,000	2.623		07/18/22	1,027,590
1,550,000	3.761		07/26/23	1,660,375

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
Mizuho Financial Group, Inc.(a)(c) (3M USD LIBOR + 0.990%)
$1,275,000	1.241%		07/10/24	$1,288,056
Morgan Stanley, Inc.
1,400,000	3.125		01/23/23	1,466,010
(3M USD LIBOR + 0.847%)
1,125,000	3.737	(a)(c)	04/24/24	1,195,571
(SOFR + 0.466%)
1,550,000	0.560	(a)(c)	11/10/23	1,551,472
(SOFR + 0.745%)
725,000	0.864	(a)(c)	10/21/25	720,483
MUFG Union Bank NA(a)
1,325,000	3.150		04/01/22	1,358,946
650,000	2.100		12/09/22	667,661
Natwest Group PLC(a)(c) (1 Year CMT + 2.150%)
1,200,000	2.359		05/22/24	1,237,092
NatWest Markets PLC(b)
1,250,000	3.625		09/29/22	1,307,762
795,000	2.375		05/21/23	824,336
Royal Bank of Canada
1,125,000	1.950		01/17/23	1,156,129
1,475,000	0.500		10/26/23	1,475,044
Santander UK Group Holdings PLC(a)(c) (SOFR + 0.787%)
1,425,000	1.089		03/15/25	1,426,054
Santander UK PLC
749,000	2.100		01/13/23	769,965
Skandinaviska Enskilda Banken AB(b)
1,175,000	0.550		09/01/23	1,174,988
Standard Chartered PLC(a)(b)(c)
(1 year CMT + 0.780%)
875,000	0.991		01/12/25	870,634
(3M USD LIBOR + 1.080%)
1,400,000	3.885		03/15/24	1,478,288
(3M USD LIBOR + 1.150%)
1,200,000	4.247		01/20/23	1,233,228
State Street Corp.(a)(c) (SOFR + 2.690%)
450,000	2.825		03/30/23	460,904
Sumitomo Mitsui Financial Group, Inc.
2,000,000	2.442		10/19/21	2,023,640
325,000	0.508		01/12/24	323,703
725,000	0.948		01/12/26	705,302
Sumitomo Mitsui Trust Bank Ltd.(b)
2,250,000	0.800		09/12/23	2,258,167
The Huntington National Bank(a)
1,250,000	3.125		04/01/22	1,282,238
1,050,000	1.800		02/03/23	1,074,371
Truist Bank(a)
1,700,000	1.250		03/09/23	1,729,699
UBS AG(b)
1,775,000	0.450		02/09/24	1,762,575
UBS Group AG(b)
6,306,000	2.650		02/01/22	6,425,310
Wells Fargo & Co.(a)
500,000	3.750		01/24/24	540,645
(SOFR + 1.600%)
3,125,000	1.654	(c)	06/02/24	3,194,156

				111,002,889

Corporate Obligations – (continued)
Beverages – 0.9%
Constellation Brands, Inc.(a)
975,000	2.700		05/09/22	996,509
1,950,000	3.200		02/15/23	2,040,324
Keurig Dr Pepper, Inc.(a)
1,986,000	4.057		05/25/23	2,130,402
The Coca-Cola Co.
525,000	2.950		03/25/25	565,866

				5,733,101

Biotechnology – 0.6%
Gilead Sciences, Inc.(a)
175,000	0.750		09/29/23	175,196
(3M USD LIBOR + 0.520%)
500,000	0.713	(c)	09/29/23	500,570
Illumina, Inc.
2,475,000	0.550		03/23/23	2,473,094
Royalty Pharma PLC(b)
1,200,000	0.750		09/02/23	1,198,464

				4,347,324

Chemicals – 0.7%
Celanese US Holdings LLC(a)
350,000	3.500		05/08/24	375,347
Nutrition & Biosciences, Inc.(b)
3,050,000	0.697		09/15/22	3,058,052
Syngenta Finance NV(b)
1,485,000	3.933		04/23/21	1,486,722
The Sherwin-Williams Co.(a)
64,000	2.750		06/01/22	65,526

				4,985,647

Commercial Services – 1.2%
Global Payments, Inc.(a)
1,150,000	3.750		06/01/23	1,220,058
525,000	1.200		03/01/26	515,051
IHS Markit Ltd.(a)
2,223,000	5.000	(b)	11/01/22	2,347,266
475,000	3.625		05/01/24	510,525
PayPal Holdings, Inc.
1,800,000	2.200		09/26/22	1,847,826
1,475,000	1.350		06/01/23	1,502,420

				7,943,146

Computers(a) – 1.7%
Dell International LLC/EMC Corp.(b)
5,425,000	5.450		06/15/23	5,928,765
1,075,000	5.850		07/15/25	1,253,568
Hewlett Packard Enterprise Co.
1,400,000	2.250		04/01/23	1,442,014
2,175,000	4.450		10/02/23	2,364,530
325,000	4.650		10/01/24	363,535

				11,352,412

Diversified Financial Services – 3.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust(a)
725,000	4.450		12/16/21	741,494
1,500,000	4.125		07/03/23	1,590,960

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Diversified Financial Services – (continued)
AIG Global Funding(b)
$1,450,000	2.300%		07/01/22	$1,484,118
525,000	0.800		07/07/23	528,192
1,525,000	0.450		12/08/23	1,520,394
Air Lease Corp.
1,425,000	3.500		01/15/22	1,457,233
500,000	2.250		01/15/23	513,315
1,150,000	2.750	(a)	01/15/23	1,186,271
1,674,000	4.250	(a)	02/01/24	1,815,671
825,000	2.300	(a)	02/01/25	842,243
Ally Financial, Inc.(a)
1,500,000	1.450		10/02/23	1,522,260
Aviation Capital Group LLC(a)(b)
550,000	1.950		01/30/26	535,915
Avolon Holdings Funding Ltd.(a)(b)
1,550,000	3.625		05/01/22	1,579,992
675,000	2.875		02/15/25	675,581
Capital One Financial Corp.(a)
725,000	2.600		05/11/23	754,435
(3M USD LIBOR + 0.720%)
1,300,000	0.932	(c)	01/30/23	1,308,827
GE Capital Funding LLC(a)(b)
1,375,000	3.450		05/15/25	1,486,416
Intercontinental Exchange, Inc.
500,000	0.700		06/15/23	501,555
(3M USD LIBOR + 0.650%)
2,225,000	0.834	(a)(c)	06/15/23	2,228,716
Jefferies Group LLC
1,200,000	5.125		01/20/23	1,294,704
Nasdaq, Inc.(a)
1,450,000	0.445		12/21/22	1,450,246
The Charles Schwab Corp.(a)
1,125,000	3.250		05/21/21	1,126,519
USAA Capital Corp.(b)
150,000	1.500		05/01/23	153,311

				26,298,368

Electrical – 4.2%
Avangrid, Inc.(a)
650,000	3.200		04/15/25	696,644
Berkshire Hathaway Energy Co.(a)
650,000	4.050		04/15/25	719,895
CenterPoint Energy, Inc.(a)
1,850,000	2.500		09/01/22	1,899,395
Dominion Energy, Inc.
2,700,000	2.715	(d)	08/15/21	2,722,815
1,200,000	2.450	(b)	01/15/23	1,241,808
2,025,000	1.450	(a)	04/15/26	2,016,252
DTE Energy Co.
475,000	2.600		06/15/22	486,329
1,125,000	0.550		11/01/22	1,125,056
575,000	1.050	(a)	06/01/25	569,106
Entergy Louisiana LLC(a)
925,000	0.620		11/17/23	925,786
FirstEnergy Corp.(a)
400,000	2.050		03/01/25	401,792

Corporate Obligations – (continued)
Electrical – (continued)
Florida Power & Light Co.(a)
375,000	2.850		04/01/25	400,080
Georgia Power Co.
1,000,000	2.100		07/30/23	1,033,830
ITC Holdings Corp.(a)
585,000	2.700		11/15/22	603,983
NextEra Energy Capital Holdings, Inc.
1,200,000	2.900		04/01/22	1,230,144
2,150,000	0.650		03/01/23	2,156,514
NRG Energy, Inc.(a)(b)
1,225,000	3.750		06/15/24	1,312,538
Pacific Gas & Electric Co.(a)
1,250,000	1.750		06/16/22	1,251,725
PPL Electric Utilities Corp.(a)(c) (3M USD LIBOR + 0.250%)
275,000	0.443		09/28/23	274,824
Public Service Enterprise Group, Inc.(a)
675,000	2.875		06/15/24	716,668
675,000	0.800		08/15/25	659,259
Southern Power Co.(a)
500,000	0.900		01/15/26	485,825
The Southern Co.(a)
1,400,000	2.950		07/01/23	1,466,332
Vistra Operations Co. LLC(a)(b)
875,000	3.550		07/15/24	916,563
WEC Energy Group, Inc.
725,000	0.550		09/15/23	723,942
Xcel Energy, Inc.(a)
1,948,000	0.500		10/15/23	1,948,409

				27,985,514

Environmental(a) – 0.1%
Waste Management, Inc.
625,000	0.750		11/15/25	611,900

Food & Drug Retailing – 0.2%
Mondelez International Holdings Netherlands B.V.(b)
775,000	2.125		09/19/22	794,328
Mondelez International, Inc.(a)
525,000	1.500		05/04/25	530,072

				1,324,400

Forest Products&Paper(b) – 0.2%
Georgia-Pacific LLC
1,125,000	0.625		05/15/24	1,120,736

Gas(a) – 0.2%
NiSource, Inc.
1,025,000	0.950		08/15/25	1,005,341
The East Ohio Gas Co.(b)
250,000	1.300		06/15/25	249,305

				1,254,646

Healthcare Providers & Services – 0.7%
Aetna, Inc.(a)
975,000	2.800		06/15/23	1,017,218
Anthem, Inc.
2,875,000	0.450		03/15/23	2,877,817

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Healthcare Providers & Services – (continued)
DH Europe Finance II S.a.r.l.
$1,000,000	2.050%		11/15/22	$1,024,980

				4,920,015

Insurance(b) – 4.4%
Athene Global Funding
1,090,000	2.800		05/26/23	1,137,535
875,000	1.200		10/13/23	882,910
650,000	0.950		01/08/24	649,779
375,000	2.500		01/14/25	388,399
600,000	1.450		01/08/26	590,298
Equitable Financial Life Global Funding
700,000	1.400		07/07/25	699,804
Great-West Lifeco US Finance 2020 LP(a)
425,000	0.904		08/12/25	417,949
MassMutual Global Funding II(c) (3M USD LIBOR + 0.150%)
8,000,000	0.387		01/07/22	8,004,880
Metropolitan Life Global Funding I
575,000	1.950		01/13/23	590,450
600,000	0.900		06/08/23	605,286
New York Life Global Funding
1,200,000	1.100		05/05/23	1,216,944
(3M USD LIBOR + 0.280%)
6,000,000	0.504	(c)	01/21/22	6,012,480
Pacific Life Global Funding II
2,450,000	0.500		09/23/23	2,446,766
Principal Life Global Funding II
2,150,000	0.500		01/08/24	2,148,108
Protective Life Global Funding
675,000	1.082		06/09/23	683,775
525,000	0.631		10/13/23	526,297
600,000	0.473		01/12/24	595,716
Reliance Standard Life Global Funding II
1,600,000	2.625		07/22/22	1,643,456
275,000	2.150		01/21/23	282,455

				29,523,287

Internet(a)(c) – 0.4%
TD Ameritrade Holding Corp. (3M USD LIBOR + 0.430%)
2,950,000	0.635		11/01/21	2,955,369

Iron/Steel(a) – 0.2%
Steel Dynamics, Inc.
1,240,000	2.400		06/15/25	1,293,531

Machinery-Diversified – 0.3%
John Deere Capital Corp.
400,000	1.200		04/06/23	406,604
Otis Worldwide Corp.(a)(c) (3M USD LIBOR + 0.450%)
1,525,000	0.688		04/05/23	1,525,031

				1,931,635

Media – 2.4%
Charter Communications Operating LLC/Charter Communications Operating Capital(a)
4,525,000	4.464		07/23/22	4,717,765
2,700,000	4.500		02/01/24	2,954,232

Corporate Obligations – (continued)
Media – (continued)
Fox Corp.
2,475,000	3.666		01/25/22	2,540,291
Sky Ltd.(b)
1,550,000	3.125		11/26/22	1,617,828
The Walt Disney Co.
825,000	3.350		03/24/25	894,473
Time Warner Cable LLC(a)
1,024,000	4.000		09/01/21	1,029,509
Time Warner Entertainment Co. LP
2,200,000	8.375		03/15/23	2,521,992

				16,276,090

Mining(a)(b) – 0.3%
Glencore Funding LLC
1,175,000	3.000		10/27/22	1,212,706
675,000	1.625		09/01/25	674,521

				1,887,227

Miscellaneous Manufacturing(b) – 0.2%
Siemens Financieringsmaatschappij NV
1,175,000	0.650		03/11/24	1,174,706

Oil Field Services – 1.2%
BP Capital Markets America, Inc.
1,025,000	2.937		04/06/23	1,076,763
Canadian Natural Resources Ltd.(a)
825,000	2.050		07/15/25	834,999
Chevron Corp.
950,000	1.141		05/11/23	966,530
Exxon Mobil Corp.(a)
900,000	2.992		03/19/25	964,593
Ovintiv Exploration, Inc.
1,250,000	5.750		01/30/22	1,290,887
Phillips 66(a)
950,000	0.900		02/15/24	950,352
Pioneer Natural Resources Co.(a)
625,000	0.750		01/15/24	623,719
Suncor Energy, Inc.
1,175,000	2.800		05/15/23	1,227,710

				7,935,553

Packaging(a)(b) – 0.4%
Berry Global, Inc.
2,100,000	0.950		02/15/24	2,089,773
550,000	1.570		01/15/26	541,447

				2,631,220

Pharmaceuticals – 2.8%
AbbVie, Inc.
1,225,000	3.375		11/14/21	1,247,185
2,350,000	2.150		11/19/21	2,375,826
1,975,000	2.300		11/21/22	2,031,426
3,000,000	2.600	(a)	11/21/24	3,165,270
Bayer US Finance II LLC(a)(b)(c) (3M USD LIBOR + 0.630%)
2,225,000	0.831		06/25/21	2,227,358
Becton Dickinson & Co.(a)
1,215,000	2.894		06/06/22	1,246,614

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Pharmaceuticals – (continued)
Bristol-Myers Squibb Co.(a)
$1,450,000	0.537%		11/13/23	$1,450,537
Cigna Corp.(a)
1,357,000	3.750		07/15/23	1,450,416
CVS Health Corp.(a)
2,200,000	2.125		06/01/21	2,203,014
310,000	3.700		03/09/23	328,817
GlaxoSmithKline Capital PLC(a)
875,000	0.534		10/01/23	876,619

				18,603,082

Pipelines – 2.4%
Enbridge, Inc.(c) (SOFR + 0.400%)
600,000	0.413		02/17/23	601,002
Energy Transfer Operating LP(a)
1,150,000	5.200		02/01/22	1,179,854
Enterprise Products Operating LLC
1,150,000	3.500		02/01/22	1,179,233
649,000	3.350	(a)	03/15/23	680,600
Kinder Morgan Energy Partners LP(a)
2,275,000	3.950		09/01/22	2,367,092
Kinder Morgan, Inc.(a)(b)
700,000	5.625		11/15/23	777,707
MPLX LP(a)
1,125,000	3.375		03/15/23	1,180,980
974,000	4.500		07/15/23	1,048,764
(3M USD LIBOR + 1.100%)
1,050,000	1.285	(c)	09/09/22	1,050,473
Plains All American Pipeline LP/PAA Finance Corp.(a)
1,250,000	3.650		06/01/22	1,279,912
Sabine Pass Liquefaction LLC(a)
2,300,000	6.250		03/15/22	2,388,228
The Williams Cos., Inc.(a)
950,000	3.600		03/15/22	972,696
1,100,000	3.700		01/15/23	1,150,930

				15,857,471

Real Estate Investment Trust – 0.4%
American Tower Corp.
1,125,000	3.500		01/31/23	1,184,344
750,000	0.600		01/15/24	748,297
Crown Castle International Corp.(a)
700,000	1.350		07/15/25	698,145

				2,630,786

Retailing – 0.4%
7-Eleven, Inc.(a)(b)
950,000	0.625		02/10/23	950,703
900,000	0.800		02/10/24	897,300
400,000	0.950		02/10/26	389,516
Starbucks Corp.
300,000	1.300		05/07/22	303,081

				2,540,600

Savings & Loans(b) – 0.5%
Nationwide Building Society
1,325,000	2.000		01/27/23	1,361,888

Corporate Obligations – (continued)
Savings & Loans(b) – (continued)
(3M USD LIBOR + 1.064%)
1,001,000	3.766	%(a)(c)	03/08/24	1,057,316
(3M USD LIBOR + 1.181%)
1,175,000	3.622	(a)(c)	04/26/23	1,211,919

				3,631,123

Semiconductors – 1.4%
Broadcom Corp./Broadcom Cayman Finance Ltd.(a)
2,100,000	3.625		01/15/24	2,251,221
Broadcom, Inc.(a)
2,075,000	3.625		10/15/24	2,257,766
1,125,000	4.700		04/15/25	1,268,393
NXP B.V./NXP Funding LLC(b)
3,200,000	4.625		06/01/23	3,465,600
NXP BV / NXP Funding LLC / NXP USA Inc.(a)(b)
275,000	2.700		05/01/25	288,494

				9,531,474

Software(a) – 1.2%
Fidelity National Information Services, Inc.
1,050,000	1.150		03/01/26	1,032,623
Fiserv, Inc.
825,000	3.800		10/01/23	887,832
2,800,000	2.750		07/01/24	2,960,076
Infor, Inc.(b)
1,225,000	1.450		07/15/23	1,243,044
Intuit, Inc.
500,000	0.950		07/15/25	497,910
Oracle Corp.
1,400,000	2.500		04/01/25	1,468,460

				8,089,945

Telecommunication Services – 3.6%
AT&T, Inc.
1,075,000	3.000	(a)	06/30/22	1,103,993
300,000	4.050		12/15/23	327,651
2,000,000	0.900	(a)	03/25/24	2,004,480
275,000	4.450	(a)	04/01/24	302,082
3,100,000	3.950	(a)	01/15/25	3,407,799
2,375,000	3.400	(a)	05/15/25	2,576,257
Bell Canada
2,750,000	0.750		03/17/24	2,746,260
T-Mobile USA, Inc.(a)(b)
6,825,000	3.500		04/15/25	7,361,718
Verizon Communications, Inc.
2,950,000	0.750		03/22/24	2,953,953
1,450,000	0.850	(a)	11/20/25	1,418,303

				24,202,496

Transportation(a) – 0.3%
Ryder System, Inc.
875,000	2.875		06/01/22	897,409
United Parcel Service, Inc.
1,000,000	3.900		04/01/25	1,107,450

				2,004,859

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Trucking & Leasing(a)(b) – 0.1%
Penske Truck Leasing Co LP/PTL Finance Corp.
$1,025,000	1.200%	11/15/25	$1,006,929

TOTAL CORPORATE OBLIGATIONS
(Cost $369,774,445)			$374,172,509

Agency Debenture(c) – 0.3%
Federal Farm Credit Banks Funding Corp. (SOFR + 0.380%)
$1,900,000	0.390%	05/08/23	$1,914,478
(Cost $1,900,000)

Asset-Backed Securities – 8.9%
Automotive – 4.1%
Ford Credit Auto Owner Trust Series 2016-2, Class A(b)
$500,000	2.030%	12/15/27	$501,704
Ford Credit Auto Owner Trust Series 2019-1, Class A(b)
1,000,000	3.520	07/15/30	1,077,269
Ford Credit Auto Owner Trust Series 2020-1, Class A(b)
6,835,000	2.040	08/15/31	7,077,322
Ford Credit Floorplan Master Owner Trust A Series 2018-2, Class A
2,800,000	3.170	03/15/25	2,947,852
Ford Credit Floorplan Master Owner Trust A Series 2020-2, Class A
3,200,000	1.060	09/15/27	3,177,993
Ford Credit Floorplan Master Owner Trust Series 2018-3, Class A1
3,250,000	3.520	10/15/23	3,306,075
Ford Credit Floorplan Master Owner Trust Series 2019-4, Class A
3,625,000	2.440	09/15/26	3,814,865
GMF Floorplan Owner Revolving Trust Series 2019-2, Class A(b)
1,500,000	2.900	04/15/26	1,597,542
GMF Floorplan Owner Revolving Trust Series 2020-2, Class A(b)
1,500,000	0.690	10/15/25	1,504,269
Tesla Auto Lease Trust Series 2021-A, Class A3(b)
500,000	0.560	03/20/25	499,613
Tesla Auto Lease Trust Series 2021-A, Class A4(b)
1,800,000	0.660	03/20/25	1,798,247

			27,302,751

Credit Card – 1.6%
American Express Credit Account Master Trust Series 2019-2, Class A
2,050,000	2.670	11/15/24	2,101,231
Capital One Multi-Asset Execution Trust Series 2016-A5, Class A5
2,100,000	1.660	06/17/24	2,110,914
Evergreen Credit Card Trust Series 2019-2, Class A(b)
2,900,000	1.900	09/16/24	2,965,909
Master Credit Card Trust II Series 2020-1A, Class A(b)
3,600,000	1.990	09/21/24	3,710,984

			10,889,038

Asset-Backed Securities – (continued)
Home Equity(c) – 0.0%
Centex Home Equity Loan Trust Series 2004-D, Class MV3 (1M USD LIBOR + 1.500%)
47,007	1.609	09/25/34	46,571

Student Loan(c) – 3.2%
Access Group, Inc. Series 2013-1, Class A(b) (1M USD LIBOR + 0.500%)
914,551	0.609	02/25/36	906,038
ECMC Group Student Loan Trust Series 2017-1A, Class A(b) (1M USD LIBOR + 1.200%)
1,488,857	1.309	12/27/66	1,508,511
Educational Services of America, Inc. Series 2014-1, Class A(b) (1M USD LIBOR + 0.700%)
930,339	0.809	02/25/39	923,419
Higher Education Funding I Series 2014-1, Class A(b) (3M USD LIBOR + 1.050%)
1,054,603	1.238	05/25/34	1,060,409
Illinois Student Assistance Commission Series 2010-1, Class A3 (3M USD LIBOR + 0.900%)
1,015,038	1.118	07/25/45	1,007,668
Kentucky Higher Education Student Loan Corp. Series 2021-1, Class A1B (1M USD LIBOR + 0.780%)
1,000,000	0.912	03/25/51	1,000,620
Navient Student Loan Trust Series 2017-2A, Class A(b) (1M USD LIBOR + 1.050%)
2,367,541	1.159	12/27/66	2,397,360
Navient Student Loan Trust Series 2017-4A, Class A2(b) (1M USD LIBOR + 0.500%)
1,100,545	0.609	09/27/66	1,102,297
Nelnet Student Loan Trust Series 2012-3A, Class A(b) (1M USD LIBOR + 0.700%)
2,991,183	0.809	02/25/45	2,974,782
Northstar Education Finance, Inc. Series 2012-1, Class A(b) (1M USD LIBOR + 0.700%)
578,326	0.809	12/26/31	581,030
PHEAA Student Loan Trust Series 2014-3A, Class A(b) (1M USD LIBOR + 0.590%)
4,227,022	0.699	08/25/40	4,235,076
SLC Student Loan Center Series 2011-1, Class A(b) (1M USD LIBOR + 1.220%)
1,378,249	1.329	10/25/27	1,382,578
SLC Student Loan Trust Series 2007-1, Class A4 (3M USD LIBOR + 0.060%)
2,012,254	0.254	05/15/29	1,991,986
SLM Student Loan Trust Series 2007-1, Class A5 (3M USD LIBOR + 0.090%)
640,522	0.308	01/26/26	640,252
South Texas Higher Education Authority, Inc. Series 2012-1, Class A2 (3M USD LIBOR + 0.850%)
87,796	1.088	10/01/24	87,852

			21,799,878

TOTAL ASSET-BACKED SECURITIES
(Cost $59,931,428)			$60,038,238

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligations(e) – 0.2%
United States Treasury Notes
$25,000	1.375%	04/30/21	$25,024
1,250,000	2.875	10/31/23	1,334,082

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $1,318,035)			$1,359,106

Shares	Description	Value

Exchange Traded Fund – 4.5%
SPDR Portfolio Short Term Corporate Bond ETF
961,084		$30,091,540
(Cost $30,180,440)

Shares	Dividend Rate	Value

Investment Company(f) – 0.0%
Goldman Sachs Financial Square Money Market Fund – Institutional Shares
9,096	0.097%	$9,104
(Cost $9,089)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $463,113,437)		$467,584,975

Principal Amount	Interest Rate		Maturity Date	Value

Short-term Investments – 29.4%
Certificates of Deposit – 13.3%
Australia & New Zealand Banking Group Ltd.(b)(c)
(3M USD LIBOR + 0.030%)
$7,000,000	0.215%		03/08/22	$7,000,000
Bank of Montreal(c) (3M USD LIBOR + 0.010%)
6,650,000	0.289		11/18/21	6,653,321
Bank of Nova Scotia(c) (SOFR + 0.150%)
3,000,000	0.160		03/17/22	2,999,847
Bayerische Landesbank
2,000,000	0.140		04/23/21	2,000,023
Canadian Imperial Bank of Commerce(c) (3M USD LIBOR + 0.110%)
6,250,000	0.348		01/03/22	6,253,265
Credit Agricole Corporate & Investment Bank(c) (3M USD LIBOR + 0.480%)
3,000,000	0.663		09/10/21	3,006,236
Credit Suisse AG
4,000,000	0.590		03/17/23	4,003,896
Deutsche Bank AG
2,221,000	0.720		11/08/21	2,222,247
HSBC Bank PLC
4,600,000	0.330		12/24/21	4,603,789
(3M USD LIBOR + 0.210%)
1,350,000	0.403	(b)(c)	08/06/21	1,350,861
Lloyds Bank Corporate Markets PLC(c) (3M USD LIBOR + 0.100%)
2,500,000	0.284		09/15/21	2,500,558

Short-term Investments – (continued)
Certificates of Deposit – (continued)
Macquarie Bank Ltd.(b)(c) (3M USD LIBOR + 0.030%)
3,500,000	0.224		11/12/21	3,500,000
Mizuho Bank Ltd.
4,000,000	0.230		11/10/21	4,000,272
2,000,000	0.230		11/17/21	2,000,102
Natixis SA(c)
(3M USD LIBOR + 0.030%)
2,500,000	0.231		11/15/21	2,500,153
(3M USD LIBOR + 0.130%)
5,000,000	0.315		12/09/21	5,003,059
Nordea Bank AB NY(c) (3M USD LIBOR + 0.320%)
2,270,000	0.515		05/05/21	2,270,651
Norinchukin Bank NY
4,000,000	0.300		05/27/21	4,001,152
4,019,000	0.250		11/04/21	4,019,557
Standard Chartered Bank(c) (3M USD LIBOR + 0.060%)
2,500,000	0.311		06/29/21	2,500,354
Sumitomo Mitsui Banking Corp.(c) (3M USD LIBOR + 0.350%)
4,190,000	0.573		07/16/21	4,194,112
Svenska Handelsbanken(b)(c) (3M USD LIBOR + 0.030%)
5,000,000	0.217		09/21/21	5,000,463
Westpac Banking Corp.(b)(c)
(3M USD LIBOR + 0.090%)
3,000,000	0.346		05/28/21	3,000,530
(3M USD LIBOR+0.000%)
5,000,000	0.191		09/01/21	4,999,796

				89,584,244

Commercial Paper(g) – 16.1%
ABN AMRO Funding LLC
5,000,000	0.000		06/15/21	4,997,551
American Honda Finance Corp.
2,000,000	0.000		04/06/21	1,999,960
Antalis S.A
1,653,000	0.000		04/08/21	1,652,966
AT&T, Inc.
1,537,000	0.000		12/14/21	1,533,607
2,330,000	0.000		12/16/21	2,324,783
Banco Santander SA
700,000	0.000		07/06/21	699,679
Barclays Capital, Inc.
2,000,000	0.000		08/06/21	1,998,876
5,000,000	0.000		01/24/22	4,989,078
BAT International Finance PLC
2,000,000	0.000		04/22/21	1,999,794
Columbia Funding Co.
5,000,000	0.000		04/08/21	4,999,917
Dexia Credit Local SA
6,266,000	0.000		05/26/21	6,264,860
Ei Dupont
5,000,000	0.000		12/03/21	4,988,027
Electricite de France SA
4,773,000	0.000		06/28/21	4,770,168
Enbridge, Inc.
2,000,000	0.000		04/26/21	1,999,747
Enel Finance America
6,000,000	0.000		02/16/22	5,980,680

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – (continued)
Commercial Paper(g) – (continued)
Exxon Mobil Corp.
$7,000,000	0.000%	09/01/21	$6,996,616
Fidelity National Information Services, Inc.
3,000,000	0.000	05/03/21	2,999,491
ING Funding LLC
2,500,000	0.000	09/01/21	2,498,385
Intercontinental Exchange, Inc.
4,000,000	0.000	06/24/21	3,996,876
Ionic Capital II Trust
1,250,000	0.000	04/23/21	1,249,887
8,000,000	0.000	06/04/21	7,997,371
Jupiter Securitization Co. LLC
6,800,000	0.000	07/01/21	6,797,220
KFW
4,300,000	0.000	02/10/22	4,292,829
Matchpoint Finance PLC
6,000,000	0.000	06/08/21	5,998,241
Natwest Markets PLC
2,000,000	0.000	01/18/22	1,995,117
750,000	0.000	03/01/22	747,620
Societe Generale SA
8,000,000	0.000	12/13/21	7,984,544
Versailles CDS LLC
3,000,000	0.000	06/04/21	2,999,177

			107,753,067

TOTAL SHORT-TERM INVESTMENTS
(Cost $197,289,586)			$197,337,311

TOTAL INVESTMENTS – 99.1%
(Cost $660,403,023)			$664,922,286

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.9%			6,298,655

NET ASSETS – 100.0%			$671,220,941

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2021.

(d)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2021.

(e)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(f)	Represents an affiliated issuer.

(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Currency Abbreviations:
USD	—U.S. Dollar

Investment Abbreviations:
CMT	—Constant Maturity Treasury Indexes
ETF	—Exchange Traded Fund
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
SOFR	—Secured Overnight Funding Rate

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:

2 Year U.S. Treasury Notes	579	06/30/21	$127,800,680	$(109,462)
Short position contracts:
5 Year U.S. Treasury Notes	(1,116)	06/30/21	(137,712,657)	1,699,667

TOTAL FUTURES CONTRACTS				$1,590,205

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – 51.3%
Collateralized Mortgage Obligations – 0.8%
Interest Only(a) – 0.0%
FNMA STRIPS Series 151, Class 2
$29	9.500%	07/25/22	$1

Inverse Floaters(b) – 0.0%
GNMA REMIC Series 2002-13, Class SB (-1x1M USD LIBOR + 37.567%)
8,792	37.071	02/16/32	11,653

Regular Floater(b) – 0.0%
FHLMC REMIC Series 1760, Class ZB (10 Year CMT – 0.600%)
24,580	0.710	05/15/24	24,658

Sequential Fixed Rate – 0.7%
FHLMC REMIC Series 2329, Class ZA
233,706	6.500	06/15/31	263,563
FHLMC REMIC Series 4246, Class PT
76,285	6.500	02/15/36	88,975
FHLMC REMIC Series 4273, Class PD
408,172	6.500	11/15/43	483,478
FNMA REMIC Series 2011-52, Class GB
380,810	5.000	06/25/41	428,779
FNMA REMIC Series 2011-99, Class DB
378,681	5.000	10/25/41	425,689
FNMA REMIC Series 2012-111, Class B
49,486	7.000	10/25/42	59,316
FNMA REMIC Series 2012-153, Class B
212,082	7.000	07/25/42	259,625

			2,009,425

Sequential Floating Rate(b) – 0.1%
Angel Oak Mortgage Trust I LLC Series 2018-2, Class A1(c)
245,749	3.674	07/27/48	249,826
Merrill Lynch Mortgage Investors Trust Series 2004-E, Class A2B (6M USD LIBOR + 0.720%)
89,317	0.925	11/25/29	84,908

			334,734

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$2,380,471

Commercial Mortgage-Backed Securities – 1.0%
Sequential Fixed Rate(c) – 0.2%
Manhattan West Mortgage Trust Series 2020-1MW, Class A
600,000	2.130	09/10/39	603,803

Sequential Fixed Rate – 0.7%
BANK Series 2019-BN24, Class A3
1,400,000	2.960	11/15/62	1,465,811
BANK Series 2020-BN29, Class A4
600,000	1.997	11/15/53	579,467

			2,045,278

Sequential Floating Rate(b) – 0.1%
BANK Series 2021-BN31, Class AS
250,000	2.211	02/15/54	239,108

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$2,888,189

Mortgage-Backed Obligations – (continued)
Federal Agencies – 49.5%
Adjustable Rate FHLMC(b) – 0.1%
(1 Year CMT + 2.224%)
2,816	2.349	11/01/32	2,961
(1 Year CMT + 2.250%)
215,168	2.468	09/01/33	225,933

			228,894

Adjustable Rate FNMA(b) – 0.3%
(1 Year CMT + 2.196%)
141,949	2.321	02/01/35	149,082
(1 Year CMT + 2.227%)
7,760	2.830	06/01/33	8,158
(12M USD LIBOR + 1.500%)
125,717	1.958	09/01/35	131,816
(12M USD LIBOR + 1.650%)
267,789	2.150	10/01/33	280,286
(12M USD LIBOR + 1.670%)
16,437	2.045	11/01/32	17,176
(6M USD LIBOR + 1.413%)
319,313	1.663	05/01/33	329,968

			916,486

Adjustable Rate GNMA(b) – 0.3%
(1 Year CMT + 1.500%)
10,551	2.875	06/20/23	10,666
4,977	2.250	07/20/23	5,039
4,865	2.250	08/20/23	4,927
11,423	2.250	09/20/23	11,531
4,271	3.000	03/20/24	4,319
39,393	2.875	04/20/24	39,971
5,684	2.875	05/20/24	5,783
46,611	2.875	06/20/24	47,283
28,046	2.250	07/20/24	28,442
38,255	2.250	08/20/24	38,768
11,850	2.250	09/20/24	11,993
15,363	2.125	11/20/24	15,627
5,458	2.125	12/20/24	5,553
12,706	2.500	12/20/24	13,014
10,368	3.000	01/20/25	10,545
6,405	3.000	02/20/25	6,516
24,650	2.875	05/20/25	25,154
21,933	2.250	07/20/25	22,375
9,394	3.000	02/20/26	9,543
476	2.250	07/20/26	484
24,183	3.000	01/20/27	24,676
10,502	3.000	02/20/27	10,690
82,779	2.875	04/20/27	84,454
8,314	2.875	05/20/27	8,484
12,710	2.875	06/20/27	12,976
4,400	2.125	11/20/27	4,486
13,405	2.125	12/20/27	13,664
27,883	3.000	01/20/28	28,430
8,701	3.000	02/20/28	8,873
9,457	3.000	03/20/28	9,641
45,711	2.250	07/20/29	46,677
26,017	2.250	08/20/29	26,557
5,957	2.250	09/20/29	6,084

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate GNMA(b) – (continued)
(1 Year CMT + 1.500%)
$25,619	2.125%	10/20/29		$26,189
38,596	2.125	11/20/29		39,457
7,051	2.125	12/20/29		7,210
9,925	3.000	01/20/30		10,151
3,435	3.000	02/20/30		3,510
26,105	3.000	03/20/30		26,704
27,931	2.875	04/20/30		28,619
80,401	2.875	05/20/30		82,835
8,789	2.875	06/20/30		9,011
64,566	2.250	07/20/30		66,839
13,182	2.250	09/20/30		13,651
22,982	2.125	10/20/30		23,538
40,734	3.000	03/20/32		41,772

				982,711

FHLMC – 0.9%
463	6.500	07/01/21		464
240	6.500	08/01/22		245
3,941	9.000	10/01/22		3,946
21,415	4.500	10/01/23		23,252
15,989	6.500	07/01/28		16,832
186,278	4.500	03/01/29		204,661
3,406	8.000	07/01/30		3,705
9,885	5.000	08/01/33		11,212
1,554	5.000	09/01/33		1,763
3,788	5.000	10/01/33		4,296
2,349	5.000	11/01/34		2,681
128,333	5.000	12/01/34		146,501
6,430	5.000	07/01/35		7,340
454	5.000	11/01/35		515
13,061	5.000	12/01/35		14,886
18,008	5.000	02/01/37		20,586
1,609	5.000	03/01/38		1,839
70,338	5.000	07/01/39		80,194
9,441	4.000	06/01/40		10,408
4,307	5.000	08/01/40		4,964
1,210	4.500	11/01/40		1,352
74,251	4.000	02/01/41		81,911
1,237	5.000	04/01/41		1,425
3,915	5.000	06/01/41		4,508
155,637	5.000	07/01/41		176,838
5,877	4.000	11/01/41		6,495
8,122	3.000	05/01/42		8,615
10,159	3.000	08/01/42		10,775
11,541	3.000	01/01/43		12,249
47,598	3.000	02/01/43		50,521
847,291	4.000	03/01/48		913,659
878,080	4.000	04/01/48		940,509

				2,769,147

FNMA – 0.1%
3,053	6.500	11/01/28		3,366
29,949	7.000	07/01/31		34,630
319,992	5.500	07/01/33		365,428

				403,424

Mortgage-Backed Obligations – (continued)
GNMA – 27.3%
25,368	7.000	12/15/27		28,044
7,808	6.500	08/15/28		8,543
53,065	6.000	01/15/29		59,043
67,703	7.000	10/15/29		75,300
29,237	5.500	11/15/32		32,507
484,866	5.500	12/15/32		546,551
13,026	5.500	01/15/33		14,399
33,792	5.500	02/15/33		37,993
35,802	5.500	03/15/33		40,192
42,375	5.500	07/15/33		47,809
16,133	5.500	08/15/33		17,889
9,279	5.500	09/15/33		10,285
20,902	5.500	04/15/34		23,113
8,583	5.500	05/15/34		9,284
211,013	5.500	06/15/34		237,869
154,069	5.500	09/15/34		173,852
155,906	5.500	12/15/34		176,017
108,548	5.500	01/15/35		122,822
57,406	5.000	03/15/38		63,502
4,625	4.000	02/20/41		5,064
7,224	4.000	11/20/41		7,985
1,204	4.000	01/20/42		1,330
3,853	4.000	04/20/42		4,259
2,389	4.000	10/20/42		2,641
279,438	4.000	08/20/43		308,773
3,827	4.000	03/20/44		4,220
4,657	4.000	05/20/44		5,136
323,854	4.000	11/20/44		356,536
1,460,896	4.000	06/20/45		1,605,586
350,331	4.000	01/20/46		383,934
2,605,603	3.500	04/20/47		2,771,968
1,628,990	3.500	12/20/47		1,734,360
322,163	4.500	02/20/48		352,036
1,335,744	4.500	05/20/48		1,456,371
737,803	4.500	08/20/48		801,607
187,122	5.000	08/20/48		204,462
6,168,965	4.500	09/20/48		6,696,669
1,613,363	5.000	10/20/48		1,762,114
944,143	5.000	11/20/48		1,031,192
1,424,278	5.000	12/20/48		1,554,705
1,372,260	4.500	01/20/49		1,484,393
2,072,355	5.000	01/20/49		2,261,481
2,229,373	4.000	02/20/49		2,392,872
854,304	4.000	03/20/49		916,691
221,850	4.500	03/20/49		239,840
1,225,923	5.000	03/20/49		1,336,654
845,518	4.000	05/20/49		906,272
2,665,818	4.500	10/20/49		2,887,312
2,999,701	3.500	03/20/50		3,164,273
17,000,000	2.500	TBA-30yr	(d)	17,504,765
11,000,000	3.000	TBA-30yr	(d)	11,456,512
15,000,000	2.000	TBA-30yr	(d)	15,113,375

				82,440,402

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
UMBS – 9.0%
$29,546	5.500%	02/01/23	$30,384
63,695	5.500	08/01/23	66,020
966	4.500	07/01/36	1,086
1,400	4.500	04/01/39	1,568
6,175	4.500	05/01/39	6,860
2,864	4.000	08/01/39	3,156
12,887	4.500	08/01/39	14,334
231,065	4.500	12/01/39	256,886
11,353	4.500	01/01/41	12,676
96,701	4.500	05/01/41	108,330
70,598	4.500	08/01/41	79,354
71,217	4.500	08/01/42	80,250
11,865	3.000	11/01/42	12,748
138,743	3.000	12/01/42	149,328
348,012	3.000	01/01/43	374,558
64,644	3.000	02/01/43	69,575
418,968	3.000	03/01/43	450,930
685,946	3.000	04/01/43	738,494
456,245	3.000	05/01/43	491,621
87,351	3.000	06/01/43	94,124
693,079	3.000	07/01/43	746,818
1,193,724	4.500	10/01/44	1,332,385
792,299	4.500	04/01/45	896,257
92,533	4.500	05/01/45	104,732
416,101	4.500	06/01/45	464,435
391,331	4.000	11/01/45	427,898
109,912	4.000	03/01/46	119,752
9,636	4.500	05/01/46	10,623
69,567	4.000	06/01/46	75,544
19,348	4.000	08/01/46	21,010
114,312	4.500	08/01/46	125,952
137,205	4.000	10/01/46	148,993
43,415	4.500	06/01/47	48,989
1,218,786	4.500	11/01/47	1,353,184
365,876	4.000	12/01/47	402,746
351,738	4.000	01/01/48	386,634
1,235,421	4.000	02/01/48	1,352,870
930,792	4.000	03/01/48	1,014,991
1,090,348	4.000	06/01/48	1,197,499
893,268	4.500	07/01/48	973,068
894,333	4.500	07/01/48	971,154
353,586	4.000	08/01/48	385,130
606,241	4.500	08/01/48	658,458
170,840	4.500	10/01/48	185,715
1,695,549	5.000	11/01/48	1,926,236
778,776	4.500	03/01/49	848,169
1,854,364	3.000	09/01/49	1,964,537
1,844,716	4.500	11/01/49	2,006,054
1,902,485	3.000	12/01/49	2,006,599
1,922,623	3.000	12/01/50	2,032,346

			27,231,060

UMBS, 30 Year, Single Family(d) – 11.5%
2,000,000	4.500	TBA-30yr	2,177,812
19,000,000	2.000	TBA-30yr	18,950,196
6,000,000	2.500	TBA-30yr	6,143,437

Mortgage-Backed Obligations – (continued)
UMBS, 30 Year, Single Family(d) – (continued)
7,000,000	3.500	TBA-30yr	7,394,842

			34,666,287

TOTAL FEDERAL AGENCIES			$149,638,411

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $152,875,590)			$154,907,071

Agency Debentures – 25.0%
FFCB
$2,180,000	3.430%	12/06/28	$2,449,731
720,000	5.270	05/01/29	899,748
FHLB
3,700,000	2.125	06/09/23	3,854,512
2,100,000	3.375	09/08/23	2,258,298
300,000	3.375	12/08/23	324,102
15,150,000	0.500	04/14/25	15,023,649
FHLMC
16,670,000	0.375	04/20/23	16,724,178
FNMA
1,400,000	1.875	09/24/26	1,461,180
2,600,000	6.250	05/15/29	3,513,042
2,000,000	0.875	08/05/30	1,848,800
4,000,000	6.625	11/15/30	5,700,200
Israel Government AID Bond(e)
500,000	5.500	12/04/23	567,270
700,000	5.500	04/26/24	806,694
Tennessee Valley Authority
20,150,000	0.750	05/15/25	20,112,722

TOTAL AGENCY DEBENTURES
(Cost $74,264,869)			$75,544,126

Asset-Backed Securities – 2.3%
Automotive(c) – 0.1%
Ford Credit Auto Owner Trust Series 2016-2, Class A
$400,000	2.030%	12/15/27	$401,363

Collateralized Loan Obligation(b)(c) – 0.4%
Towd Point Mortgage Trust Series 2017-4, Class A2
1,030,153	3.000	06/25/57	1,096,895

Student Loan(b) – 1.8%
ECMC Group Student Loan Trust Series 2018-2A, Class A(c) (1M USD LIBOR + 0.800%)
1,153,381	0.909	09/25/68	1,155,731
Higher Education Funding I Series 2014-1, Class A(c) (3M USD LIBOR + 1.050%)
930,532	1.238	05/25/34	935,655
Navient Student Loan Trust Series 2017-4A, Class A2(c) (1M USD LIBOR + 0.500%)
558,486	0.609	09/27/66	559,375
PHEAA Student Loan Trust Series 2016-1A, Class A(c) (1M USD LIBOR + 1.150%)
933,349	1.259	09/25/65	940,157

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Asset-Backed Securities – (continued)
Student Loan(b) – (continued)
Scholar Funding Trust Series 2013-A, Class A(c) (1M USD LIBOR + 0.650%)
$1,360,359	0.765%		01/30/45	$1,354,408
SLM Student Loan Trust Series 2008-5, Class A4 (3M USD LIBOR + 1.700%)
644,869	1.918		07/25/23	649,645

				5,594,971

TOTAL ASSET-BACKED SECURITIES
(Cost $7,049,520)				$7,093,229

Municipal Debt Obligations – 1.3%
Alaska(b) – 0.4%
Alaska State Student Loan Corp. Series 2013, Class A (1M USD LIBOR + 0.000%)
$1,237,796	0.609%		08/25/31	$1,216,102

New Jersey – 0.9%
New Jersey Economic Development Authority Series A
2,000,000	7.425		02/15/29	2,558,325

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $3,234,145)				$3,774,427

U.S. Treasury Obligations – 26.1%
United States Treasury Bond
$5,080,000	2.750%		11/15/47	$5,438,775
United States Treasury Bonds
900,000	3.125		11/15/41	1,025,719
3,500,000	3.750	(f)	11/15/43	4,381,016
3,830,000	3.625		02/15/44	4,712,097
9,390,000	3.375		05/15/44	11,125,683
3,320,000	3.125		08/15/44	3,780,650
6,400,000	2.875		11/15/46	7,000,000
980,000	3.375		11/15/48	1,178,450
630,000	2.000		02/15/50	576,942
United States Treasury Notes
9,230,000	0.375		12/31/25	9,013,672
6,870,000	0.500		02/28/26	6,734,747
1,220,000	0.750		01/31/28	1,169,675
6,660,000	1.125		02/29/28	6,543,450
6,430,000	1.250		03/31/28	6,362,686
120,000	0.875		11/15/30	111,000
United States Treasury Strip Coupon(g)
6,400,000	0.000		11/15/35	4,612,919
1,300,000	0.000	(f)	05/15/36	923,661
6,000,000	0.000	(f)	11/15/37	4,071,139

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $77,290,983)				$78,762,281

Shares	Dividend Rate	Value

Investment Company(h) – 18.4%
Goldman Sachs Financial Square Government Fund – Institutional Shares
55,603,927	0.036%	$55,603,927
(Cost $55,603,927)

TOTAL INVESTMENTS – 124.4%
(Cost $370,319,034)		$375,685,061

LIABILITIES IN EXCESS OF OTHER ASSETS – (24.4)%		(73,725,445)

NET ASSETS – 100.0%		$301,959,616

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2021.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $78,740,939 which represents approximately 26.1% of the Fund’s net assets as of March 31, 2021.

(e)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $1,373,964, which represents approximately 0.5% of the Fund’s net assets as of March 31, 2021.

(f)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(h)	Represents an affiliated issuer.

Currency Abbreviations:
USD	—U.S. Dollar

Investment Abbreviations:
CMT	—Constant Maturity Treasury Indexes
FFCB	—Federal Farm Credit Bank
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
REMIC	—Real Estate Mortgage Investment Conduit
SOFR	—Secured Overnight Funding Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

March 31, 2021

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At March 31, 2021, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
GNMA	2.000%	TBA-30yr	04/21/21	$(6,000,000)	$(6,055,193)
GNMA	4.000	TBA-30yr	04/21/21	(4,000,000)	(4,270,288)
GNMA	4.500	TBA-30yr	04/21/21	(1,000,000)	(1,081,711)
UMBS, 30 Year, Single Family	3.000	TBA-30yr	05/13/21	(2,000,000)	(2,083,673)
UMBS, 30 Year, Single Family	4.000	TBA-30yr	04/14/21	(1,000,000)	(1,073,203)

TOTAL (Proceeds Receivable: $(14,526,797))					$(14,564,068)

(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At March 31, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Ultra 10 Year U.S. Treasury Notes	40	06/21/21	$5,747,500	$(201,527)
2 Year U.S. Treasury Notes	91	06/30/21	20,086,117	(13,282)
10 Year U.S. Treasury Notes	132	06/21/21	17,283,750	(373,706)

Total				$(588,515)
Short position contracts:
Ultra Long U.S. Treasury Bonds	(3)	06/21/21	(543,656)	2,934
5 Year U.S. Treasury Notes	(123)	06/30/21	(15,178,008)	48,304
20 Year U.S. Treasury Bonds	(194)	06/21/21	(29,991,187)	1,181,247

Total				$1,232,485

TOTAL FUTURES CONTRACTS				$643,970

SWAP CONTRACTS — At March 31, 2021, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
1M LIBOR+0.090%(a)	3M LIBOR	07/25/24	$18,560		$1,707	$6,240	$(4,533)
3M SOFR+0.241(a)	3M LIBOR	11/10/24	11,010		342	10	332
1.597(b)	3M LIBOR(a)	03/11/26	1,370	(c)	6,325	2,001	4,324
3M LIBOR(a)	2.209%(b)	02/25/31	2,730	(c)	(42,729)	(19,310)	(23,419)
3M LIBOR(a)	2.377(b)	03/09/31	1,970	(c)	(16,088)	(7,366)	(8,722)
2.431(b)	3M LIBOR(a)	02/25/36	3,390	(c)	33,611	15,105	18,506
2.502(b)	3M LIBOR(a)	03/10/36	1,540	(c)	10,879	7,244	3,635

TOTAL					$(5,953)	$3,924	$(9,877)

(a)	Payments made quarterly.
(b)	Payments made semi-annually.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2021.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At March 31, 2021, the Fund had the following purchased and written options:

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts
3M IRS	Deutsche Bank AG (London)	0.925%	06/01/2021	7,900,000	$7,900,000	$89,012	$53,496	$35,516
6M IRS	JPMorgan Securities, Inc.	0.750	08/10/2021	8,320,000	8,320,000	191,909	42,432	149,477

Total purchased option contracts				16,220,000	$16,220,000	$280,921	$95,928	$184,993
Written option contracts
Puts
3M IRS	Deutsche Bank AG (London)	1.095	06/01/2021	(7,900,000)	(7,900,000)	(48,798)	(33,435)	(15,363)
3M IRS	Deutsche Bank AG (London)	1.265	06/01/2021	(7,900,000)	(7,900,000)	(25,023)	(20,061)	(4,962)
6M IRS	JPMorgan Securities, Inc.	0.878	08/10/2021	(8,320,000)	(8,320,000)	(149,108)	(25,792)	(123,316)
6M IRS	JPMorgan Securities, Inc.	1.006	08/10/2021	(8,320,000)	(8,320,000)	(112,181)	(16,640)	(95,541)

Total written option contracts				(32,440,000)	$(32,440,000)	$(335,110)	$(95,928)	$(239,182)

TOTAL				(16,220,000)	$(16,220,000)	$(54,189)	$—	$(54,189)

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – 27.9%
Collateralized Mortgage Obligations – 22.6%
Regular Floater(a) – 22.2%
FHLMC REMIC Series 3371, Class FA (1M USD LIBOR + 0.600%)
$448,436	0.706%	09/15/37	$455,020
FHLMC REMIC Series 3374, Class FT (1M USD LIBOR + 0.300%)
85,289	0.406	04/15/37	85,611
FHLMC REMIC Series 3545, Class FA (1M USD LIBOR + 0.850%)
92,999	0.956	06/15/39	94,782
FHLMC REMIC Series 4316, Class FY (1M USD LIBOR + 0.400%)
229,302	0.506	11/15/39	229,398
FHLMC REMIC Series 4477, Class FG (1M USD LIBOR + 0.300%)
1,734,629	0.423	10/15/40	1,727,767
FHLMC REMIC Series 4508, Class CF (1M USD LIBOR + 0.400%)
1,768,373	0.506	09/15/45	1,781,059
FHLMC REMIC Series 4751, Class FA (1M USD LIBOR + 0.250%)
5,611,347	0.356	03/15/39	5,616,034
FHLMC REMIC Series 4936, Class FL (1M USD LIBOR + 0.500%)
1,775,095	0.609	12/25/49	1,785,673
FHLMC STRIPS Series 237, Class F23 (1M USD LIBOR + 0.400%)
159,136	0.506	05/15/36	160,297
FHLMC STRIPS Series 350, Class F2 (1M USD LIBOR + 0.350%)
6,933,319	0.473	09/15/40	6,971,867
FNMA REMIC Series 1998-66, Class FC (1M USD LIBOR + 0.500%)
4,947	0.608	11/17/28	4,960
FNMA REMIC Series 2006-72, Class XF (1M USD LIBOR + 0.500%)
136,809	0.609	08/25/36	137,850
FNMA REMIC Series 2007-33, Class HF (1M USD LIBOR + 0.350%)
26,109	0.459	04/25/37	26,206
FNMA REMIC Series 2007-36, Class F (1M USD LIBOR + 0.230%)
524,612	0.339	04/25/37	524,936
FNMA REMIC Series 2008-22, Class FD (1M USD LIBOR + 0.840%)
253,247	0.949	04/25/48	260,505
FNMA REMIC Series 2009-66, Class FP (1M USD LIBOR + 0.900%)
8,191,038	1.009	09/25/39	8,361,451
FNMA REMIC Series 2009-75, Class MF (1M USD LIBOR + 1.150%)
382,233	1.259	09/25/39	392,625
FNMA REMIC Series 2010-123, Class FL (1M USD LIBOR + 0.430%)
725,663	0.539	11/25/40	730,555

Mortgage-Backed Obligations – (continued)
Collateralized Mortgage Obligations – (continued)
Regular Floater(a) – (continued)
FNMA REMIC Series 2010-8, Class FE (1M USD LIBOR + 0.790%)
4,229,080	0.899	02/25/40	4,334,742
FNMA REMIC Series 2011-110, Class FE (1M USD LIBOR + 0.400%)
943,010	0.509	04/25/41	948,084
FNMA REMIC Series 2011-63, Class FG (1M USD LIBOR + 0.450%)
293,755	0.559	07/25/41	297,132
FNMA REMIC Series 2013-96, Class FW (1M USD LIBOR + 0.400%)
75,946	0.509	09/25/43	76,465
FNMA REMIC Series 2014-19, Class FA (1M USD LIBOR + 0.400%)
112,891	0.509	11/25/39	112,918
FNMA REMIC Series 2014-19, Class FJ (1M USD LIBOR + 0.400%)
133,738	0.509	11/25/39	133,771
FNMA REMIC Series 2017-45, Class FA (1M USD LIBOR + 0.320%)
4,641,391	0.443	06/25/47	4,627,908
FNMA REMIC Series 2018-60, Class FK (1M USD LIBOR + 0.300%)
4,262,276	0.409	08/25/48	4,268,208
FNMA REMIC Series 2018-72, Class FB (1M USD LIBOR + 0.350%)
5,908,904	0.459	10/25/58	5,930,339

			50,076,163

Sequential Fixed Rate – 0.2%
FHLMC REMIC Series 4248, Class LM
341,835	6.500	05/15/41	400,598

Sequential Floating Rate(a) – 0.2%
FHLMC REMIC Series 3588, Class CW
567,809	2.545	10/15/37	565,132
FNMA REMIC Series 1997-20, Class F
20,443	1.249	03/25/27	20,561

			585,693

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $50,849,268)			$51,062,454

Commercial Mortgage-Backed Securities(a) – 3.7%
Regular Floater(b) – 0.7%
Commercial Mortgage Pass Through Certificates Series 2021-LBA, Class A (1M USD LIBOR + 0.690%)
800,000	0.840	03/15/38	798,750
ONE PARK Mortgage Trust Series 2021-PARK, Class A (1M USD LIBOR + 0.700%)
919,000	0.806	03/15/36	916,384

			1,715,134

Sequential Floating Rate – 3.0%
BX Series 2021-MFM1, Class A(b) (1M USD LIBOR + 0.700%)
100,000	0.806	01/15/34	99,715

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate – (continued)
KKR Industrial Portfolio Trust Series 2021-KDIP, Class AKKR Industrial Portfolio Trust Series 2021-KDIP, Class A(b) (1M USD LIBOR + 0.550%)
$460,000	0.656%	12/15/37	$459,497
FHLMC Multifamily Structured Pass-Through Certificates Series KF19, Class A (1M USD LIBOR + 0.450%)
806,808	0.569	06/25/23	808,412
FHLMC Multifamily Structured Pass-Through Certificates Series KF31, Class A (1M USD LIBOR + 0.370%)
498,647	0.489	04/25/24	499,321
FHLMC Multifamily Structured Pass-Through Certificates Series KF32, Class A (1M USD LIBOR + 0.370%)
1,929,476	0.489	05/25/24	1,933,642
FHLMC Multifamily Structured Pass-Through Certificates Series J15L, Class AFL (1M USD LIBOR + 0.350%)
291,524	0.469	08/25/25	291,597
FHLMC Multifamily Structured Pass Through Certificates Series KF58, Class A (1M USD LIBOR + 0.500%)
1,404,120	0.619	01/25/26	1,413,861
FHLMC Multifamily Structured Pass Through Certificates Series KF60, Class A (1M USD LIBOR + 0.490%)
1,230,675	0.609	02/25/26	1,234,248

			6,740,293

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $8,458,913)			$8,455,427

Federal Agencies – 1.6%
Adjustable Rate FHLMC(a) – 0.7%
(3 Year CMT + 2.541%)
204,742	3.448	08/01/28	206,213
(6M CMT + 2.268%)
30,412	2.518	05/01/29	30,971
(COF + 1.250%)
4,569	4.029	06/01/29	4,814
8,350	1.753	04/01/30	8,471
(COF + 1.248%)
7,499	4.379	06/01/30	7,947
(12M MTA + 2.155%)
4,177	3.376	06/01/31	4,374
(12M USD LIBOR + 1.860%)
402,783	2.735	05/01/34	422,660
(12M USD LIBOR + 1.750%)
319,364	3.472	05/01/35	336,300
(3 Year CMT + 2.110%)
4,782	6.177	05/01/35	5,028
(1 Year CMT + 2.265%)
574,758	2.580	01/01/38	605,917

			1,632,695

Adjustable Rate FNMA(a) – 0.6%
(1 Year CMT + 2.000%)
41	6.750	02/01/22	41
(6M USD LIBOR + 1.750%)
3,947	2.500	02/01/23	3,971
(6M USD LIBOR + 1.924%)
29,307	2.172	01/01/24	29,668

Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(a) – (continued)
(6M USD LIBOR + 1.925%)
38,437	2.329	03/01/24	38,926
(COF + 1.250%)
3,461	3.281	06/01/27	3,555
2,968	4.250	12/01/27	3,134
2,983	4.485	01/01/28	3,168
1,578	1.773	06/01/29	1,598
3,375	2.200	06/01/29	3,461
(1 Year CMT + 2.266%)
310,151	2.732	07/01/33	324,822
(1 Year CMT + 2.360%)
105,280	2.614	11/01/34	110,113
(COF + 1.253%)
1,664	4.022	05/01/36	1,747
(12M USD LIBOR + 2.003%)
513,769	2.540	03/01/37	540,680
(12M MTA + 1.400%)
29,730	1.779	06/01/40	30,350
(12M MTA + 1.200%)
3,442	1.579	02/01/41	3,496
(12M USD LIBOR + 1.550%)
131,853	2.300	09/01/44	137,695

			1,236,425

Adjustable Rate GNMA(a) – 0.3%
(1 Year CMT + 1.500%)
322,624	2.875	04/20/33	331,917
77,305	2.875	05/20/33	79,532
217,389	2.250	08/20/34	223,246

			634,695

FHLMC – 0.0%
695	7.000	08/01/21	697
9,638	7.000	05/01/22	9,846
19,454	7.000	06/01/22	19,778
296	4.500	05/01/23	304

			30,625

FNMA – 0.0%
684	4.067	05/20/22	685
19,125	3.778	06/20/24	19,142

			19,827

GNMA – 0.0%
9,262	7.000	04/15/26	10,160

UMBS – 0.0%
567	7.000	07/01/21	567
2,628	7.000	11/01/21	2,645
2,756	7.000	12/01/21	2,757
5,277	7.000	01/01/22	5,282
756	7.000	02/01/22	764

			12,015

TOTAL FEDERAL AGENCIES			$3,576,442

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $62,933,916)			$63,094,323

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities(a) – 36.3%
Automotive – 0.7%
Chesapeake Funding II LLC Series 2017-3A, Class A2(b) (1M USD LIBOR + 0.340%)
$84,306	0.446%	08/15/29	$84,307
Ford Credit Floorplan Master Owner Trust A Series 2020-1, Class A2 (1M USD LIBOR + 0.500%)
1,500,000	0.606	09/15/25	1,505,939

			1,590,246

Collateralized Loan Obligations(b) – 18.4%
Anchorage Capital CLO Ltd. Series 2014-4RA, Class A (3M USD LIBOR + 1.050%)
3,600,000	1.269	01/28/31	3,601,195
Apex Credit CLO II LLC Series 2017-2A, Class A (3M USD LIBOR + 1.270%)
2,983,185	1.457	09/20/29	2,972,019
CBAM CLO Management LLC Series 2017-2A, Class A (3M USD LIBOR + 1.240%)
3,500,000	1.463	10/17/29	3,500,693
Cedar Funding VII Clo Ltd. Series 18-7A, Class A1 (3M USD LIBOR + 1.000%)
3,000,000	1.224	01/20/31	3,000,210
Dryden 64 CLO, Ltd. Series 2018-64A Class A (3M USD LIBOR + 0.970%)
5,950,000	1.193	04/18/31	5,944,716
Jamestown CLO X Ltd. Series 2017-10A, Class A1 (3M USD LIBOR + 1.250%)
4,750,000	1.473	07/17/29	4,750,565
Madison Park Funding XXX Ltd. Series 2018-30A, Class A (3M USD LIBOR + 0.750%)
5,200,000	0.991	04/15/29	5,185,300
Mountain View CLO Series 2013-1A, Class AR (3M USD LIBOR + 1.250%)
748,326	1.474	10/12/30	748,347
OCP CLO Ltd. Series 2014-5A, Class A1R (3M USD LIBOR + 1.080%)
2,600,000	1.295	04/26/31	2,599,095
Pikes Peak Clo 2 Series 18-2A, Class A (3M USD LIBOR + 1.290%)
6,700,000	1.513	01/18/32	6,700,476
THL Credit Wind River CLO Ltd. Series 2017-3A, Class A (3M USD LIBOR + 1.250%)
1,000,000	1.491	10/15/30	1,000,031
Towd Point Mortgage Trust Series 2015-2, Class 1A13
78,110	2.500	11/25/60	78,236
Towd Point Mortgage Trust Series 2016-3, Class A1
86,119	2.250	04/25/56	86,699
WhiteHorse X Ltd. Series 2015-10A, Class A1R (3M USD LIBOR + 0.930%)
798,101	1.153	04/17/27	798,201
Zais CLO Ltd. Series 2020-15A, Class A1 (3M USD LIBOR + 2.555%)
475,000	2.774	07/28/30	477,270

			41,443,053

Asset-Backed Securities(a) – (continued)
Credit Card – 12.8%
American Express Credit Account Master Trust Series 2017-2, Class A (1M USD LIBOR + 0.450%)
3,700,000	0.556	09/16/24	3,713,246
Citibank Credit Card Issuance Trust Series 2017-A5, Class A5 (1M USD LIBOR + 0.620%)
8,100,000	0.731	04/22/26	8,197,856
Citibank Credit Card Issuance Trust Series 2017-A7, Class A7 (1M USD LIBOR + 0.370%)
4,300,000	0.474	08/08/24	4,316,925
Citibank Credit Card Issuance Trust Series 2018-A2, Class A2 (1M USD LIBOR + 0.330%)
960,000	0.441	01/20/25	963,594
Discover Card Execution Note Trust Series 2017-A1, Class A1 (1M USD LIBOR + 0.490%)
375,000	0.596	07/15/24	376,289
Golden Credit Card Trust Series 2017-4A, Class A(b) (1M USD LIBOR + 0.520%)
11,200,000	0.626	07/15/24	11,258,481

			28,826,391

Student Loan – 4.4%
Educational Services of America, Inc. Series 2012-1, Class A1(b) (1M USD LIBOR + 1.150%)
776,601	1.259	09/25/40	778,877
Educational Services of America, Inc. Series 2014-1, Class A(b) (1M USD LIBOR + 0.700%)
1,018,533	0.809	02/25/39	1,010,957
Goal Capital Funding Trust Series 2010-1, Class A(b) (3M USD LIBOR + 0.700%)
28,235	0.888	08/25/48	28,355
Higher Education Funding I Series 2014-1, Class A(b) (3M USD LIBOR + 1.050%)
1,023,585	1.238	05/25/34	1,029,221
Illinois Student Assistance Commission Series 2010-1, Class A3 (3M USD LIBOR + 0.900%)
805,030	1.118	07/25/45	799,185
Knowledgeworks Foundation Student Loan Series 2010-1, Class A (3M USD LIBOR + 0.950%)
832,699	1.138	02/25/42	828,294
Massachusetts Educational Financing Authority Series 2008-1, Class A1 (3M USD LIBOR + 0.950%)
265,654	1.168	04/25/38	268,127
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A2 (1M USD LIBOR + 1.000%)
1,247,209	1.111	05/20/30	1,248,421
Northstar Education Finance, Inc. Series 2012-1, Class A(b) (1M USD LIBOR + 0.700%)
252,602	0.809	12/26/31	253,783
Rhode Island Student Loan Authority Series 2012-1, Class A1 (1M USD LIBOR + 0.900%)
1,026,369	1.023	07/01/31	1,030,385
SLC Student Loan Center Series 2011-1, Class A(b) (1M USD LIBOR + 1.220%)
241,445	1.329	10/25/27	242,203
SLC Student Loan Trust Series 2010-1, Class A (3M USD LIBOR + 0.875%)
423,072	1.063	11/25/42	423,467

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities(a) – (continued)
Student Loan – (continued)
SLM Student Loan Trust Series 2008-2, Class A3 (3M USD LIBOR + 0.750%)
$401,266	0.968%	04/25/23	$400,378
SLM Student Loan Trust Series 2008-5, Class A4 (3M USD LIBOR + 1.700%)
210,823	1.918	07/25/23	212,384
South Texas Higher Education Authority, Inc. Series 2012-1, Class A2 (3M USD LIBOR + 0.850%)
66,892	1.088	10/01/24	66,935
Utah State Board of Regents Series 2015-1, Class A (1M USD LIBOR + 0.600%)
1,372,207	0.718	02/25/43	1,372,623

			9,993,595

TOTAL ASSET-BACKED SECURITIES
(Cost $81,574,038)			$81,853,285

Municipal Debt Obligations(a) – 3.0%
Alaska – 0.4%
Alaska State Student Loan Corp. Series 2013, Class A (1M USD LIBOR + 0.000%)
$958,856	0.609%	08/25/31	$942,051

Rhode Island(c) – 0.1%
Rhode Island Student Loan Authority RB (Taxable – FFELP Loan Backed) Series 2014-1 (1M USD LIBOR + 0.000%)
273,471	0.815	10/02/28	273,734

Utah – 2.5%
Utah State Board of Regents RB (Taxable-Student Loan) Series 2012-1 (1M USD LIBOR + 0.000%)
5,625,828	0.859	12/26/31	5,593,770

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $6,873,084)			$6,809,555

U.S. Treasury Obligations(a) – 11.1%
United States Treasury Floating Rate Note
(3M Treasury money market yield + 0.055%)
$12,500,000	0.070%	07/31/22	$12,506,365
(3M Treasury money market yield + 0.055%)(d)
12,500,000	0.070	10/31/22	12,506,295

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $24,999,841)			$25,012,660

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $176,380,879)			$176,769,823

Short-term Investment – 4.2%
Repurchase Agreements – 4.2%
Citibank N.A
$9,500,000	0.010%	04/01/21	$9,500,000
Maturity Value: $9,500,003
Next Reset Date: 04/01/21
Collateralized by various mortgage obligations, 2.000% to 2.500%, due 03/01/51 – 04/01/51. The aggregate market value of the collateral, including accrued interest, was $9,785,797
(Cost $9,500,000)

TOTAL INVESTMENTS – 82.5%
(Cost $185,880,879)			$186,269,823

OTHER ASSETS IN EXCESS OF LIABILITIES – 17.5%			39,609,663

NET ASSETS – 100.0%			$225,879,486

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2021.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(d)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

Currency Abbreviations:
USD	—U.S. Dollar

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
COF	—Cost of Funds Index
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
MTA	—Monthly Treasury Average
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
STRIPS	—Separate Trading of Registered Interest and Principal of Securities
UMBS	—Uniform Mortgage Backed Securities

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2021

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
2 Year U.S. Treasury Notes	15	06/30/21	$3,310,898	$(2,810)
20 Year U.S. Treasury Bonds	2	06/21/21	309,188	(11,677)

Total				$(14,487)
Short position contracts:
Ultra Long U.S. Treasury Bonds	(1)	06/21/21	(181,219)	7,620
5 Year U.S. Treasury Notes	(74)	06/30/21	(9,131,484)	112,861
10 Year U.S. Treasury Notes	(12)	06/21/21	(1,571,250)	39,591

Total				$160,072

TOTAL FUTURES CONTRACTS				$145,585

SWAP CONTRACTS — At March 31, 2021, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
1M LIBOR + 0.090%(a)	3M LIBOR(a)	07/25/24	$19,400		$1,785	$6,519	$(4,734)
3M SOFR + 0.241(a)	3M LIBOR(a)	11/10/24	11,520		358	11	347
3M LIBOR(a)	2.209%(b)	02/25/31	950	(c)	(14,869)	(2,837)	(12,032)
2.431(b)	3M LIBOR(a)	02/25/36	1,170	(c)	11,600	1,412	10,188

TOTAL					$(1,126)	$5,105	$(6,231)

(a)	Payments made quarterly.
(b)	Payments made semi-annually.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2021.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Schedule of Investments

March 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

U.S. Treasury Obligations – 98.7%
United States Treasury Bonds(a)
$560,000	3.375%		11/15/48	$673,400
United States Treasury Inflation Indexed Bonds
14,641,968	2.125	(a)	02/15/40	21,047,905
19,201,355	1.375		02/15/44	25,133,980
18,992,799	0.750		02/15/45	22,042,999
10,606,200	1.000		02/15/48	13,226,027
5,022,950	0.125		02/15/51	5,079,633
United States Treasury Inflation Indexed Notes
40,523,333	0.125		04/15/22	41,640,051
13,193,144	0.125	(a)	07/15/22	13,715,525
32,746,879	0.125		01/15/23	34,343,364
29,243,964	0.500		04/15/24	31,712,175
31,499,769	0.125		10/15/24	34,094,425
2,208,500	0.250		01/15/25	2,400,072
30,275,544	0.125		04/15/25	32,790,274
14,999,440	0.375		07/15/25	16,530,140
3,907,592	0.625	(a)	01/15/26	4,347,598
26,841,798	0.125		07/15/26	29,350,677
17,432,114	0.375	(a)	01/15/27	19,236,171
18,711,000	0.375	(a)	07/15/27	20,767,478
13,890,323	0.500		01/15/28	15,477,795
18,765,520	0.750		07/15/28	21,409,431
45,576,080	0.875		01/15/29	52,297,610
8,077,671	0.250	(a)	07/15/29	8,896,977
26,216,827	0.125		07/15/30	28,480,612

United States Treasury Notes
5,500,000	0.750		03/31/26	5,451,445
6,950,000	3.125	(a)	11/15/28	7,772,055

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $479,706,895)				$507,917,819

TOTAL INVESTMENTS – 98.7%
(Cost $479,706,895)				$507,917,819

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.3%				6,444,909

NET ASSETS – 100.0%				$514,362,728

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

Currency Abbreviations:
USD	—U.S. Dollar

Investment Abbreviations:
LIBOR	—London Interbank Offered Rate

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Ultra Long U.S. Treasury Bonds	25	06/21/21	$4,530,469	$(88,223)
Ultra 10 Year U.S. Treasury Notes	57	06/21/21	8,190,188	(284,769)
10 Year U.S. Treasury Notes	93	06/21/21	12,177,187	(184,127)
5 Year U.S. Treasury Notes	18	06/30/21	2,221,172	(26,577)
2 Year U.S. Treasury Notes	104	06/30/21	22,955,562	(16,088)

Total				$(599,784)
Short position contracts:
20 Year U.S. Treasury Bonds	(102)	06/21/21	(15,768,562)	619,954

TOTAL FUTURES CONTRACTS				$20,170

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Schedule of Investments (continued)

March 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2021, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
2.251%(a)	3M LIBOR(a)	02/20/24	$13,700		$(40,407)	$69	$(40,476)
1M LIBOR+0.090(b)	3M LIBOR(b)	07/25/24	51,300		4,720	17,232	(12,512)
0.000(b)	3M LIBOR(b)	11/10/24	30,450		947	29	918
2.104(a)	3M LIBOR(a)	12/14/24	10,000		116,097	71	116,026
2.007(a)	3M LIBOR(a)	02/07/26	6,300		141,643	59	141,584
1.597(d)	3M LIBOR(b)	03/11/26	13,220	(c)	61,032	26,711	34,321
0.500(d)	3M LIBOR(b)	06/16/28	12,740	(c)	864,276	691,848	172,428
3M LIBOR(a)	2.103%(a)	02/07/29	6,300		(173,952)	75	(174,027)
3M LIBOR(b)	2.209(d)	02/25/31	9,600	(c)	(150,257)	(28,671)	(121,586)
3M LIBOR(b)	2.377(d)	03/09/31	18,980	(c)	(155,001)	(89,866)	(65,135)
2.431(d)	3M LIBOR(b)	02/25/36	11,810	(c)	117,090	14,256	102,834
2.502(d)	3M LIBOR(b)	03/10/36	14,950	(c)	105,615	76,441	29,174

TOTAL					$891,803	$708,254	$183,549

(a)	Payments made at maturity.
(b)	Payments made quarterly.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2021.
(d)	Payments made semi-annually.

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At March 31, 2021, the Fund had the following purchased and written options:

OVER-THE-COUNTERINTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts
3M IRS	Deutsche Bank AG (London)	0.925%	06/01/2021	6,300,000	$6,300,000	$70,984	$42,661	$28,323
6M IRS	JPMorgan Securities, Inc.	0.750	08/10/2021	6,040,000	6,040,000	139,319	30,804	108,515

Total purchased option contracts				12,340,000	$12,340,000	$210,303	$73,465	$136,838
Written option contracts
Puts
3M IRS	Deutsche Bank AG (London)	1.095	06/01/2021	(6,300,000)	(6,300,000)	(38,914)	(26,663)	(12,251)
3M IRS	Deutsche Bank AG (London)	1.265	06/01/2021	(6,300,000)	(6,300,000)	(19,955)	(15,998)	(3,957)
6M IRS	JPMorgan Securities, Inc.	0.878	08/10/2021	(6,040,000)	(6,040,000)	(108,247)	(18,724)	(89,523)
6M IRS	JPMorgan Securities, Inc.	1.006	08/10/2021	(6,040,000)	(6,040,000)	(81,439)	(12,080)	(69,359)

Total written option contracts				(24,680,000)	$(24,680,000)	$(248,555)	$(73,465)	$(175,090)

TOTAL				(12,340,000)	$(12,340,000)	$(38,252)	$—	$(38,252)

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – 35.9%
Collateralized Mortgage Obligations – 2.3%
Interest Only(a) – 0.0%
FHLMC REMIC Series 1161, Class U
$2	1,172.807%	11/15/21	$4

Regular Floater(b) – 0.0%
FNMA REMIC Series 2007-33, Class HF (1M USD LIBOR + 0.350%)
224,697	0.459	04/25/37	225,527

Sequential Fixed Rate – 2.3%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 2A(c)
456,592	3.250	04/25/38	452,818
FHLMC REMIC Series 1980, Class Z
179,272	7.000	07/15/27	201,438
FHLMC REMIC Series 2019, Class Z
137,347	6.500	12/15/27	153,310
FHLMC REMIC Series 2755, Class ZA
415,433	5.000	02/15/34	462,751
FHLMC REMIC Series 3530, Class DB
925,546	4.000	05/15/24	959,230
FHLMC REMIC Series 4246, Class PT
76,285	6.500	02/15/36	88,975
FHLMC REMIC Series 4273, Class PD
668,625	6.500	11/15/43	791,984
FHLMC REMIC Series 4619, Class NA
2,183,911	3.000	03/15/44	2,316,143
FHLMC REMIC Series 4663, Class KA
4,022,524	3.500	11/15/42	4,036,008
FNMA REMIC Series 2012-111, Class B
251,556	7.000	10/25/42	301,523
FNMA REMIC Series 2012-153, Class B
898,558	7.000	07/25/42	1,099,988
FNMA REMIC Series 2015-30, Class EA
4,179,027	3.000	05/25/45	4,417,812
GNMA REMIC Series 2019-35, Class A
7,735,409	4.000	12/20/48	8,293,082

			23,575,062

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$23,800,593

Commercial Mortgage-Backed Securities – 2.6%
Sequential Fixed Rate – 2.6%
FHLMC Multifamily Structured Pass Through Certificates Series K716, Class A2
9,354,485	3.130	06/25/21	9,374,408
FHLMC Multifamily Structured Pass Through Certificates Series K717, Class A2
17,590,398	2.991	09/25/21	17,715,026

TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES			$27,089,434

Federal Agencies – 31.0%
Adjustable Rate FHLMC(b) – 0.2%
(1 Year CMT + 2.250%)
568,375	2.947	06/01/35	597,469

Mortgage-Backed Obligations – (continued)
Federal Agencies – (continued)
Adjustable Rate FHLMC(b) – (continued)
(12M USD LIBOR + 1.610%)
1,093,360	2.260	11/01/44	1,143,823
(12M USD LIBOR + 1.772%)
105,605	2.844	06/01/42	110,953
(12M USD LIBOR + 1.840%)
255,248	2.635	11/01/34	268,828
(12M USD LIBOR + 2.000%)
10,257	2.500	11/01/36	10,847
(12M USD LIBOR + 2.330%)
45,629	4.129	05/01/36	48,068
(6M USD LIBOR + 2.055%)
13,495	2.305	10/01/36	14,205

			2,194,193

Adjustable Rate FNMA(b) – 0.5%
(1 Year CMT + 2.081%)
94,384	2.227	10/01/35	99,629
(1 Year CMT + 2.220%)
268,969	2.595	06/01/34	282,596
(1 Year CMT + 2.287%)
267,284	2.412	02/01/34	279,913
(12M MTA + 2.292%)
538,803	2.642	07/01/36	562,934
(12M MTA + 2.591%)
147,988	2.932	06/01/36	155,345
(12M USD LIBOR + 1.225%)
7,137	1.725	01/01/33	7,371
(12M USD LIBOR + 1.325%)
161,449	3.223	04/01/35	167,791
(12M USD LIBOR + 1.413%)
77,551	3.081	05/01/35	80,876
(12M USD LIBOR + 1.460%)
34,133	1.835	02/01/35	35,701
(12M USD LIBOR + 1.506%)
62,836	1.881	02/01/35	65,633
(12M USD LIBOR + 1.618%)
104,476	3.340	03/01/35	109,572
(12M USD LIBOR + 1.660%)
111,325	2.160	10/01/34	116,931
(12M USD LIBOR + 1.664%)
113,745	2.164%	10/01/34	119,525
(12M USD LIBOR + 1.695%)
133,991	2.570	05/01/34	140,780
(12M USD LIBOR + 1.720%)
316,835	3.554	05/01/34	332,124
(12M USD LIBOR + 1.720%)
97,763	2.095	03/01/35	102,771
(12M USD LIBOR + 1.720%)
53,222	3.595	04/01/35	55,935
(12M USD LIBOR + 1.721%)
313,484	2.300	03/01/36	328,844
(12M USD LIBOR + 1.734%)
394,807	2.557	07/01/37	416,720
(12M USD LIBOR + 1.755%)
27,219	2.380	07/01/32	28,463

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(b) – (continued)
(12M USD LIBOR + 1.800%)
$344,807	3.081%	05/01/33	$362,097
(12M USD LIBOR + 1.820%)
3,790	2.320	12/01/46	4,033
(12M USD LIBOR + 1.900%)
332,198	2.774	06/01/36	349,469
(12M USD LIBOR + 1.935%)
25,872	2.310	11/01/36	27,407
(12M USD LIBOR + 1.935%)
83,782	2.395	11/01/36	88,771
(12M USD LIBOR + 1.969%)
602,442	3.719	04/01/36	636,826
(6M USD LIBOR + 2.250%)
42,912	2.500	08/01/33	44,866
(COF + 1.250%)
375,386	4.597	08/01/33	404,155
(COF + 1.841%)
17,671	2.301	08/01/29	17,925

			5,425,003

Adjustable Rate GNMA(b) – 0.2%
(1 Year CMT + 1.500%)
89,062	2.875	05/20/34	91,624
(1 Year CMT + 1.500%)
212,224	2.250	07/20/34	217,915
(1 Year CMT + 1.500%)
190,336	2.250	08/20/34	195,464
(1 Year CMT + 1.500%)
1,264,454	2.250	09/20/34	1,298,520
(1 Year CMT + 1.500%)
172,338	2.125	10/20/34	177,127
(1 Year CMT + 1.500%)
196,524	2.125	12/20/34	201,669

			2,182,319

FHLMC – 0.5%
9,278	7.000	04/01/22	9,371
296	4.500	05/01/23	304
4,595	7.500	01/01/31	5,434
22,746	4.500	07/01/33	25,482
636,243	4.500	08/01/33	712,761
1,322,985	4.500	09/01/33	1,482,032
115,003	4.500	10/01/33	128,835
3,107	4.500	04/01/34	3,480
3,076	4.500	04/01/35	3,477
1,295	4.500	07/01/35	1,465
5,831	4.500	08/01/35	6,594
27,434	4.500	09/01/35	30,930
6,691	4.500	10/01/35	7,565
1,114	4.500	12/01/35	1,247
862	4.500	05/01/36	974
78,951	4.500	01/01/38	89,271
1,400	4.500	04/01/38	1,570
415	4.500	05/01/38	465
4,742	4.500	06/01/38	5,361
128,538	4.500	09/01/38	145,280

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
2,226	4.500	01/01/39	2,495
71,215	4.500	02/01/39	79,841
34,264	4.500	03/01/39	38,386
7,342	4.500	04/01/39	8,225
185,652	4.500	05/01/39	207,986
564,894	4.500	06/01/39	632,847
14,685	4.500	07/01/39	16,452
25,228	4.500	08/01/39	28,263
34,621	4.500	09/01/39	38,786
6,881	4.500	10/01/39	7,709
12,614	4.500	11/01/39	14,131
27,353	4.500	12/01/39	30,643
22,372	4.500	01/01/40	25,063
5,781	4.500	02/01/40	6,468
16,090	4.500	04/01/40	17,987
25,853	4.500	05/01/40	28,883
33,290	4.500	06/01/40	37,192
27,731	4.500	07/01/40	30,982
25,029	4.500	08/01/40	27,962
15,486	4.500	09/01/40	17,301
6,296	4.500	10/01/40	7,034
9,326	4.500	02/01/41	10,427
21,064	4.500	03/01/41	23,603
49,911	4.500	04/01/41	55,928
47,687	4.500	05/01/41	53,434
100,303	4.500	06/01/41	112,392
7,041	4.500	07/01/41	7,889
245,477	4.500	08/01/41	275,047
263,509	4.500	09/01/41	294,435
15,006	4.500	12/01/41	16,814
194,626	4.500	03/01/42	218,085

			5,034,588

FNMA – 0.6%
5,744,557	4.216	07/01/21	5,767,527
92,760	7.500	10/01/37	110,309

			5,877,836

GNMA – 16.5%
1,170	6.500	01/15/32	1,273
5,789	6.500	02/15/32	6,541
4,198	6.500	08/15/34	4,869
9,437	6.500	05/15/35	11,124
2,643	6.500	06/15/35	3,092
7,324	6.500	07/15/35	8,638
2,832	6.500	08/15/35	3,350
5,852	6.500	09/15/35	6,891
2,261	6.500	10/15/35	2,671
9,266	6.500	11/15/35	10,961
6,130	6.500	12/15/35	7,237
22,307	6.500	01/15/36	26,303
24,852	6.500	02/15/36	29,402
14,386	6.500	03/15/36	16,961
39,844	6.500	04/15/36	46,428
65,228	6.500	05/15/36	76,765
52,058	6.500	06/15/36	61,443

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
GNMA – (continued)
$172,909	6.500%	07/15/36		$202,239
190,553	6.500	08/15/36		222,596
363,800	6.500	09/15/36		427,696
132,556	6.500	10/15/36		155,424
185,781	6.500	11/15/36		217,765
80,238	6.500	12/15/36		94,335
46,157	6.500	01/15/37		54,223
16,819	6.500	02/15/37		19,894
9,927	6.500	03/15/37		11,752
21,152	6.500	04/15/37		24,851
5,163	6.500	05/15/37		5,825
11,937	6.500	08/15/37		14,040
38,866	6.500	09/15/37		45,433
55,451	6.500	10/15/37		64,796
17,306	6.500	11/15/37		20,052
13,811	6.500	05/15/38		16,290
44,473	6.000	11/15/38		52,123
2,758	6.500	01/15/39		3,204
10,737	6.500	02/15/39		12,607
5,409,044	4.500	08/20/47		5,935,553
136,228	4.500	02/20/48		148,861
335,277	4.500	05/20/48		365,555
1,731,157	4.500	09/20/48		1,879,244
12,968,743	5.000	09/20/48		14,168,500
528,596	5.000	10/20/48		577,332
11,504	5.000	11/20/48		12,565
4,763,928	4.500	12/20/48		5,156,927
12,214,289	5.000	12/20/48		13,332,799
1,011,050	4.500	01/20/49		1,093,666
6,601,084	5.000	01/20/49		7,203,508
90,183	5.000	03/20/49		98,329
41,378	5.000	05/20/49		45,158
1,604,271	5.000	06/20/49		1,750,805
2,159,614	3.000	09/20/49		2,268,358
206,331	5.000	11/20/49		225,177
2,415,429	5.000	12/20/49		2,637,387
611,888	5.000	07/20/50		673,244
28,000,000	2.000	TBA-30yr	(d)	28,211,632
62,000,000	2.500	TBA-30yr	(d)	63,864,229
19,000,000	4.000	TBA-30yr	(d)	20,283,870

				171,921,793

UMBS – 7.7%
110,634	5.500	09/01/23		114,385
315,128	5.000	10/01/23		347,787
31,964	5.500	10/01/23		33,073
326,222	5.000	08/01/24		360,419
264,417	4.500	11/01/36		296,215
76,312	4.500	02/01/39		85,557
92,052	4.500	04/01/39		103,095
6,370	4.500	08/01/39		7,082
5,527	4.500	05/01/41		6,192
282,394	4.500	08/01/41		317,417
107,332	4.500	10/01/41		120,240
9,632,380	4.500	05/01/48		10,449,990
430,229	5.000	05/01/48		476,195

Mortgage-Backed Obligations – (continued)
UMBS – (continued)
6,366,342	4.500%	07/01/48		6,993,781
8,547,527	4.500	08/01/48		9,368,918
8,502,243	4.500	10/01/48		9,374,843
192,884	5.000	10/01/48		213,522
1,726,502	4.500	11/01/48		1,873,589
2,657,398	4.500	12/01/48		2,884,304
1,624,111	5.000	02/01/49		1,796,355
889,897	4.500	04/01/49		965,989
13,624	5.000	04/01/49		15,067
363,825	5.000	07/01/49		411,650
420,305	5.000	08/01/49		464,453
3,411,200	5.000	10/01/49		3,769,508
27,631,286	4.500	01/01/50		29,993,937

				80,843,563

UMBS, 30 Year, Single Family(d) – 4.8%
50,000,000	2.000	TBA-30yr		49,839,537

TOTAL FEDERAL AGENCIES				$323,318,832

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $373,558,446)				$374,208,859

Agency Debentures – 18.7%
FHLB
$1,800,000	5.375%	08/15/24		$2,091,186
44,850,000	0.500	04/14/25		44,475,951
FHLMC
50,330,000	0.375	04/20/23		50,493,572
17,820,000	0.375	09/23/25		17,472,866
FNMA
5,200,000	6.250	05/15/29		7,026,084
16,080,000	7.125	01/15/30		23,156,326
Tennessee Valley Authority
49,850,000	0.750	05/15/25		49,757,778

TOTAL AGENCY DEBENTURES
(Cost $191,988,851)				$194,473,763

U.S. Treasury Obligations – 59.7%
United States Treasury Bonds(e)
$7,370,000	3.750%	11/15/43		$9,225,167
410,000	3.375	05/15/44		485,786
10,000	3.000	11/15/45		11,173
200,000	2.875	11/15/46		218,750
110,000	3.000	02/15/48		123,441
1,400,000	3.375	11/15/48		1,683,500
780,000	2.000	02/15/50		714,309
United States Treasury Notes
62,560,000	2.500	01/15/22		63,757,438
71,350,000	2.500 (e)	02/15/22		72,860,614
42,730,000	1.875	02/28/22		43,427,701
51,710,000	2.375	03/15/22		52,841,156
28,110,000	0.125	06/30/22		28,115,490
46,570,000	1.750	09/30/22		47,697,867

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

U.S. Treasury Obligations – (continued)
United States Treasury Notes – (continued)
$134,050,000	0.125%		12/31/22	$133,992,400
74,649,000	0.125		02/28/23	74,602,344
350,000	2.750	(e)	04/30/23	368,621
380,000	2.875	(e)	11/30/23	406,214
7,100,000	2.625	(e)	12/31/23	7,553,180
620,000	3.000		09/30/25	680,644
11,270,000	0.375	(e)	12/31/25	11,005,859
4,500,000	2.625	(e)	12/31/25	4,869,141
11,100,000	0.500	(e)	02/28/26	10,881,469
11,570,000	0.750		03/31/26	11,467,859
630,000	1.375	(e)	08/31/26	640,976
11,010,000	1.125		02/29/28	10,817,325
11,340,000	1.250		03/31/28	11,221,284
United States Treasury Strip Coupon(e)(f)
28,900,000	0.000		11/15/35	20,830,211
2,800,000	0.000		05/15/36	1,989,424

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $616,962,522)				$622,489,343

TOTAL INVESTMENTS – 114.3%
(Cost $1,182,509,819)				$1,191,171,965

LIABILITIES IN EXCESS OF OTHER ASSETS – (14.3)%				(148,592,483)

NET ASSETS – 100.0%				$1,042,579,482

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2021.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $162,199,268 which represents approximately 15.6% of the Fund’s net assets as of March 31, 2021.

(e)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Currency Abbreviations:
USD	—U.S. Dollar

Investment Abbreviations:
CMT	—Constant Maturity Treasury Indexes
COF	—Cost of Funds Index
FDIC	—Federal Deposit Insurance Corp.
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
MTA	—Monthly Treasury Average
REMIC	—Real Estate Mortgage Investment Conduit

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At March 31, 2021, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
GNMA	2.000%	TBA-30yr	04/21/21	$(10,000,000)	$(10,091,989)
UMBS, 30 Year, Single Family	5.000	TBA-30yr	04/14/21	(3,000,000)	(3,323,114)

TOTAL (Proceeds Receivable: $(13,383,594))					$(13,415,103)

(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:

2 Year U.S. Treasury Notes	2,104	06/30/21	$464,408,686	$(267,068)
Short position contracts:
Ultra Long U.S. Treasury Bonds	(77)	06/21/21	(13,953,844)	320,032
Ultra 10 Year U.S. Treasury Notes	(247)	06/21/21	(35,490,812)	892,932
5 Year U.S. Treasury Notes	(1,614)	06/30/21	(199,165,079)	2,203,658
10 Year U.S. Treasury Notes	(208)	06/21/21	(27,235,000)	488,719
20 Year U.S. Treasury Bonds	(386)	06/21/21	(59,673,188)	2,344,510

Total				$6,249,851

TOTAL FUTURES CONTRACTS				$5,982,783

SWAP CONTRACTS — At March 31, 2021, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
1M LIBOR + 0.090%(a)	3M LIBOR(a)	07/25/24	$15,560		$1,432	$5,086	$(3,654)
0.241(a)	3M LIBOR(a)	11/10/24	9,240		287	9	278
1.598(c)	3M LIBOR(a)	03/11/26	11,070	(b)	51,107	23,470	27,637
3M LIBOR(a)	2.209%(c)	02/25/31	8,290	(b)	(129,753)	(58,012)	(71,741)
3M LIBOR(a)	2.378(c)	03/09/31	15,880	(b)	(129,684)	(83,864)	(45,820)
2.431(c)	3M LIBOR(a)	02/25/36	9,040	(b)	89,627	42,645	46,982
2.503(c)	3M LIBOR(a)	03/10/36	12,530	(b)	88,518	70,346	18,172

TOTAL					$(28,466)	$(320)	$(28,146)

(a)	Payments made quarterly.
(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2021.
(c)	Payments made semi-annually.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments

March 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 65.7%
Advertising(a)(b) – 0.1%
Outfront Media Capital LLC/Outfront Media Capital Corp.
$1,985,000	6.250%		06/15/25	$2,101,619

Aerospace & Defense(a) – 1.6%
Howmet Aerospace, Inc.
1,265,000	6.875		05/01/25	1,465,819
Teledyne Technologies, Inc.
9,375,000	1.600		04/01/26	9,300,937
The Boeing Co.
5,375,000	1.167		02/04/23	5,397,467
16,025,000	4.875		05/01/25	17,856,177
5,400,000	2.600		10/30/25	5,553,360
TransDigm, Inc.
1,055,000	6.500		05/15/25	1,077,419

				40,651,179

Agriculture – 0.4%
Archer-Daniels-Midland Co.(a)
1,250,000	2.750		03/27/25	1,329,575
BAT International Finance PLC(a)
8,000,000	1.668		03/25/26	7,917,200
Cargill, Inc.(b)
1,175,000	1.375		07/23/23	1,199,146

				10,445,921

Airlines(a) – 0.1%
Delta Air Lines, Inc.
1,960,000	3.800		04/19/23	2,011,450

Automotive – 1.9%
American Axle & Manufacturing, Inc.(a)
3,490,000	6.250		04/01/25	3,594,700
Clarios Global LP(a)(b)
2,820,000	6.750		05/15/25	2,992,725
Clarios Global LP/Clarios US Finance Co.(a)(b)
120,000	8.500		05/15/27	129,150
Ford Motor Co.(a)
56,000	9.000		04/22/25	67,702
Ford Motor Credit Co. LLC
1,500,000	3.813		10/12/21	1,518,770
1,580,000	2.979	(a)	08/03/22	1,603,815
600,000	4.140	(a)	02/15/23	620,169
650,000	3.096		05/04/23	661,210
285,000	4.375		08/06/23	298,155
250,000	4.687	(a)	06/09/25	264,888
General Motors Co.
6,064,000	5.400		10/02/23	6,721,216
General Motors Financial Co., Inc.
5,475,000	3.200	(a)	07/06/21	5,499,966
1,450,000	4.200		11/06/21	1,481,262
6,500,000	3.550		07/08/22	6,732,700
846,000	3.700	(a)	05/09/23	891,591
2,450,000	1.700		08/18/23	2,497,334
1,100,000	3.950	(a)	04/13/24	1,185,888
Navistar International Corp.(a)(b)
850,000	9.500		05/01/25	935,000
The Goodyear Tire & Rubber Co.(a)
1,005,000	9.500		05/31/25	1,121,831

Corporate Obligations – (continued)
Automotive – (continued)
Volkswagen Group of America Finance LLC(b)
2,325,000	2.900		05/13/22	2,386,287
3,775,000	0.750		11/23/22	3,787,873
ZF North America Capital, Inc.(b)
900,000	4.750		04/29/25	958,500

				45,950,732

Banks – 19.7%
Banco do Brasil SA
3,350,000	4.750		03/20/24	3,539,141
Banco Santander SA
1,800,000	3.848		04/12/23	1,912,878
2,600,000	2.706		06/27/24	2,745,860
1,600,000	2.746		05/28/25	1,673,712
Bank of America Corp.
4,345,000	4.200		08/26/24	4,789,885
9,025,000	4.000		01/22/25	9,872,267
18,800,000	3.950		04/21/25	20,609,500
(3M USD LIBOR + 0.790%)
11,000,000	3.004	(a)(c)	12/20/23	11,446,710
(3M USD LIBOR + 0.940%)
1,175,000	3.864	(a)(c)	07/23/24	1,258,261
(SOFR + 0.910%)
15,175,000	0.981	(a)(c)	09/25/25	15,129,778
Banque Federative du Credit Mutuel SA(b)
2,800,000	3.750		07/20/23	3,000,872
5,475,000	0.650		02/27/24	5,460,108
Barclays PLC(a)(c)
(3M USD LIBOR + 1.380%)
2,550,000	1.574		05/16/24	2,587,612
(3M USD LIBOR + 1.400%)
2,625,000	4.610		02/15/23	2,711,940
(3M USD LIBOR + 1.610%)
1,850,000	3.932		05/07/25	1,997,834
(3M USD LIBOR + 2.452%)
3,600,000	2.852		05/07/26	3,765,528
BNP Paribas SA(b)
1,650,000	3.500		03/01/23	1,740,041
3,775,000	3.800		01/10/24	4,065,448
10,000,000	4.375		09/28/25	11,053,300
(SOFR + 2.074%)
3,275,000	2.219	(a)(c)	06/09/26	3,357,694
BPCE SA(b)
2,425,000	3.000		05/22/22	2,493,530
2,921,000	4.000		09/12/23	3,151,408
850,000	2.375		01/14/25	878,025
(SOFR + 1.520%)
3,675,000	1.652	(a)(c)	10/06/26	3,665,849
Canadian Imperial Bank of Commerce
2,625,000	0.950		06/23/23	2,649,412
CIT Bank NA(a)(c) (SOFR + 1.715%)
1,050,000	2.969		09/27/25	1,103,162
CIT Group, Inc.(a)
125,000	4.750		02/16/24	135,625
(SOFR + 3.827%)
2,850,000	3.929	(c)	06/19/24	2,999,625

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
Citibank NA(a)
$1,425,000	3.650%		01/23/24	$1,542,791
Citigroup, Inc.
975,000	2.700	(a)	10/27/22	1,007,117
5,065,000	3.500		05/15/23	5,361,151
1,525,000	3.875		03/26/25	1,660,100
1,375,000	4.400		06/10/25	1,527,405
1,800,000	4.600		03/09/26	2,028,690
(3M USD LIBOR + 0.950%)
3,750,000	2.876	(a)(c)	07/24/23	3,862,275
(3M USD LIBOR + 1.023%)
1,045,000	4.044	(a)(c)	06/01/24	1,120,303
(SOFR + 0.686%)
3,700,000	0.776	(a)(c)	10/30/24	3,696,744
(SOFR + 2.842%)
11,250,000	3.106	(a)(c)	04/08/26	12,015,112
Citizens Bank NA(a)
2,075,000	2.250		04/28/25	2,153,497
Comerica Bank
1,450,000	2.500		07/23/24	1,533,506
Cooperatieve Rabobank UA
11,550,000	3.950		11/09/22	12,159,262
3,150,000	4.625		12/01/23	3,452,179
2,700,000	2.625	(b)	07/22/24	2,848,743
Credit Agricole SA
5,700,000	4.375		03/17/25	6,263,103
Credit Suisse AG
9,400,000	6.500	(b)	08/08/23	10,333,796
675,000	2.950		04/09/25	714,501
Credit Suisse Group AG(a)(b)(c)
(3M USD LIBOR + 1.240%)
2,100,000	4.207		06/12/24	2,242,863
(SOFR + 2.044%)
9,600,000	2.193		06/05/26	9,739,296
Credit Suisse Group Funding Guernsey Ltd.
1,450,000	3.800		09/15/22	1,511,915
Danske Bank A/S(a)(b)
2,625,000	1.226		06/22/24	2,649,517
Deutsche Bank AG(a)(c) (SOFR + 2.159%)
1,525,000	2.222		09/18/24	1,563,278
Discover Bank
2,750,000	4.200		08/08/23	2,970,742
Fifth Third Bancorp(a)
1,550,000	1.625		05/05/23	1,584,782
690,000	2.375		01/28/25	719,629
First Horizon Corp.(a)
2,735,000	3.550		05/26/23	2,887,203
1,500,000	4.000		05/26/25	1,647,420
HSBC Holdings PLC(a)(c)
(3M USD LIBOR + 1.000%)
1,300,000	1.189		05/18/24	1,313,806
(SOFR + 1.538%)
8,675,000	1.645		04/18/26	8,683,241
ING Groep NV
1,525,000	4.100		10/02/23	1,652,887
5,000,000	4.625	(b)	01/06/26	5,674,350
(1 Year CMT + 1.100%)
4,750,000	1.400	(a)(b)(c)	07/01/26	4,726,250

Corporate Obligations – (continued)
Banks – (continued)
JPMorgan Chase & Co.
6,000,000	3.200		01/25/23	6,305,160
(3M USD LIBOR + 0.730%)
7,490,000	3.559	(a)(c)	04/23/24	7,937,153
(3M USD LIBOR + 0.890%)
350,000	3.797	(a)(c)	07/23/24	374,854
(3M USD LIBOR + 1.000%)
2,950,000	4.023	(a)(c)	12/05/24	3,200,868
(SOFR + 0.420%)
5,150,000	0.563	(a)(c)	02/16/25	5,110,808
(SOFR + 0.800%)
9,200,000	1.045	(a)(c)	11/19/26	8,992,724
(SOFR + 1.455%)
4,975,000	1.514	(a)(c)	06/01/24	5,077,087
(SOFR + 1.850%)
6,360,000	2.083	(a)(c)	04/22/26	6,532,801
(SOFR + 3.125%)
3,500,000	4.600	(a)(c)	02/01/49	3,536,365
Lloyds Banking Group PLC
4,400,000	4.050		08/16/23	4,746,852
1,525,000	4.500		11/04/24	1,691,942
(1 Year CMT + 1.100%)
3,275,000	1.326	(a)(c)	06/15/23	3,306,211
(3M USD LIBOR + 1.249%)
1,375,000	2.858	(a)(c)	03/17/23	1,404,233
Macquarie Group Ltd.(a)(b)(c) (SOFR + 1.069%)
2,100,000	1.340		01/12/27	2,060,184
Mitsubishi UFJ Financial Group, Inc.
1,400,000	2.623		07/18/22	1,438,626
6,950,000	3.407		03/07/24	7,456,099
3,025,000	1.412		07/17/25	3,016,288
Mizuho Financial Group, Inc.(a)(c) (3M USD LIBOR + 0.990%)
4,000,000	1.241		07/10/24	4,040,960
Morgan Stanley, Inc.
4,600,000	4.875		11/01/22	4,906,590
6,250,000	4.100		05/22/23	6,684,125
2,150,000	3.875		04/29/24	2,348,531
5,000,000	5.000		11/24/25	5,746,250
(3M USD LIBOR + 0.847%)
5,175,000	3.737	(a)(c)	04/24/24	5,499,628
(SOFR + 0.466%)
4,950,000	0.560	(a)(c)	11/10/23	4,954,702
(SOFR + 0.700%)
4,125,000	0.725	(a)(c)	01/20/23	4,134,817
(SOFR + 0.720%)
4,025,000	0.985	(a)(c)	12/10/26	3,928,118
(SOFR + 0.745%)
2,125,000	0.864	(a)(c)	10/21/25	2,111,761
(SOFR + 1.990%)
16,525,000	2.188	(a)(c)	04/28/26	17,074,456
Natwest Group PLC
3,454,000	6.000		12/19/23	3,901,825
(1 Year CMT + 2.150%)
1,325,000	2.359	(a)(c)	05/22/24	1,365,956
(3M USD LIBOR + 1.550%)
2,525,000	4.519	(a)(c)	06/25/24	2,728,338

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
(3M USD LIBOR + 1.762%)
$1,175,000	4.269	%(a)(c)	03/22/25	$1,282,148
NatWest Markets PLC(b)
5,000,000	3.625		09/29/22	5,231,050
2,375,000	2.375		05/21/23	2,462,637
Regions Financial Corp.(a)
2,184,000	3.800		08/14/23	2,343,694
Santander UK Group Holdings PLC(a)(c) (SOFR + 0.787%)
9,700,000	1.089		03/15/25	9,707,178
Santander UK PLC
2,897,000	2.100		01/13/23	2,978,087
Standard Chartered PLC(a)(b)(c)
(1 year CMT + 0.780%)
2,275,000	0.991		01/12/25	2,263,648
(1 Year CMT + 1.170%)
3,175,000	1.319		10/14/23	3,200,971
(3M USD LIBOR + 1.080%)
4,050,000	3.885		03/15/24	4,276,476
(3M USD LIBOR + 1.150%)
1,275,000	4.247		01/20/23	1,310,305
Sumitomo Mitsui Financial Group, Inc.
1,925,000	1.474		07/08/25	1,928,561
4,275,000	0.948		01/12/26	4,158,848
Sumitomo Mitsui Trust Bank Ltd.(b)
6,925,000	0.800		09/12/23	6,950,138
Turkiye Vakiflar Bankasi TAO
200,000	8.125		03/28/24	205,688
380,000	5.250	(b)	02/05/25	355,894
530,000	6.500	(b)	01/08/26	506,150
UBS AG(b)
6,300,000	0.450		02/09/24	6,255,900
UBS Group AG(b)
1,275,000	2.650		02/01/22	1,299,123
(1 Year CMT + 1.080%)
4,225,000	1.364	(a)(c)	01/30/27	4,166,357
UniCredit SpA(b)
1,000,000	6.572		01/14/22	1,042,960
Wells Fargo & Co.
6,063,000	4.480		01/16/24	6,680,698
4,526,000	3.750	(a)	01/24/24	4,893,919
(SOFR + 1.600%)
9,125,000	1.654	(a)(c)	06/02/24	9,326,936
(SOFR + 2.000%)
7,200,000	2.188	(a)(c)	04/30/26	7,427,592
Wells Fargo Bank NA(a)(c) (3M USD LIBOR + 0.650%)
2,000,000	2.082		09/09/22	2,014,540

				486,526,269

Beverages – 1.4%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.(a)
9,900,000	3.650		02/01/26	10,880,199
Anheuser-Busch InBev Worldwide, Inc.(a)
5,900,000	4.150		01/23/25	6,553,307
Constellation Brands, Inc.
3,025,000	2.650	%(a)	11/07/22	3,122,193

Corporate Obligations – (continued)
Beverages – (continued)
Constellation Brands, Inc. – (continued)
800,000	3.200	%(a)	02/15/23	837,056
8,181,000	4.250		05/01/23	8,777,395
Diageo Capital PLC(a)
1,975,000	3.500		09/18/23	2,115,798
Keurig Dr Pepper, Inc.(a)
1,961,000	4.057		05/25/23	2,103,584

				34,389,532

Biotechnology – 0.3%
Gilead Sciences, Inc.(a)
950,000	0.750		09/29/23	951,064
(3M USD LIBOR + 0.520%)
2,925,000	0.713	(c)	09/29/23	2,928,335
Royalty Pharma PLC(b)
3,700,000	0.750		09/02/23	3,695,264

				7,574,663

Building Materials(a) – 0.7%
Carrier Global Corp.
15,325,000	2.242		02/15/25	15,880,684
Fortune Brands Home & Security, Inc.
1,650,000	4.000		09/21/23	1,781,951
JELD-WEN, Inc.(b)
125,000	4.875		12/15/27	128,750
Summit Materials LLC/Summit Materials Finance Corp.(b)
115,000	6.500		03/15/27	121,325

				17,912,710

Chemicals – 1.3%
Celanese US Holdings LLC(a)
900,000	3.500		05/08/24	965,178
DuPont de Nemours, Inc.
2,150,000	2.169		05/01/23	2,160,019
6,800,000	4.205	(a)	11/15/23	7,381,876
Methanex Corp.(a)
1,140,000	4.250		12/01/24	1,191,300
Nutrition & Biosciences, Inc.(b)
1,075,000	0.697		09/15/22	1,077,838
5,225,000	1.230	(a)	10/01/25	5,138,683
OCI NV(a)(b)
1,290,000	4.625		10/15/25	1,330,313
Sasol Financing International Ltd.
400,000	4.500		11/14/22	408,000
Sasol Financing USA LLC(a)
450,000	5.875		03/27/24	475,301
Syngenta Finance NV(b)
3,055,000	3.933		04/23/21	3,058,544
The Chemours Co.(a)
4,150,000	7.000		05/15/25	4,269,312
The Dow Chemical Co.(a)
1,125,000	3.150		05/15/24	1,198,305
The Sherwin-Williams Co.(a)
35,000	2.750		06/01/22	35,834
Tronox Finance PLC(a)(b)
925,000	5.750		10/01/25	962,000

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Chemicals – (continued)
Tronox, Inc.(a)(b)
$1,985,000	6.500%		05/01/25	$2,128,913

				31,781,416

Commercial Services – 1.1%
Global Payments, Inc.(a)
3,800,000	3.750		06/01/23	4,031,496
3,175,000	1.200		03/01/26	3,114,834
IHS Markit Ltd.(a)
4,343,000	5.000	(b)	11/01/22	4,585,774
2,475,000	3.625		05/01/24	2,660,105
PayPal Holdings, Inc.
2,125,000	1.350		06/01/23	2,164,504
1,625,000	2.400	(a)	10/01/24	1,708,021
1,875,000	1.650	(a)	06/01/25	1,910,887
Prime Security Services Borrower LLC/Prime Finance, Inc.(b)
5,000,000	5.250		04/15/24	5,312,500
The ADT Security Corp.
2,050,000	4.125		06/15/23	2,126,875

				27,614,996

Computers(a) – 1.8%
Dell International LLC/EMC Corp.(b)
10,827,000	5.450		06/15/23	11,832,395
4,775,000	4.000		07/15/24	5,185,889
10,665,000	5.850		07/15/25	12,436,563
Hewlett Packard Enterprise Co.
800,000	4.400		10/15/22	841,368
475,000	2.250		04/01/23	489,255
4,998,000	4.450		10/02/23	5,433,526
3,100,000	1.450		04/01/24	3,151,336
700,000	4.650		10/01/24	782,999
(3M USD LIBOR + 0.720%)
3,525,000	0.958	(c)	10/05/21	3,524,013
NetApp, Inc.
1,300,000	1.875		06/22/25	1,329,016

				45,006,360

Distribution & Wholesale(a)(b) – 0.1%
Performance Food Group, Inc.
3,020,000	6.875		05/01/25	3,223,850

Diversified Financial Services – 4.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust(a)
1,500,000	4.125		07/03/23	1,590,960
640,000	6.500		07/15/25	746,438
AIG Global Funding(b)
1,125,000	0.800		07/07/23	1,131,840
Air Lease Corp.
1,975,000	3.500		01/15/22	2,019,675
5,000,000	2.625	(a)	07/01/22	5,109,800
2,375,000	2.250		01/15/23	2,438,246
3,586,000	2.750	(a)	01/15/23	3,699,103
1,500,000	2.300	(a)	02/01/25	1,531,350
1,100,000	3.375	(a)	07/01/25	1,162,414
(5 year CMT + 4.076%)
1,620,000	4.650	(a)(c)	06/15/49	1,604,189

Corporate Obligations – (continued)
Diversified Financial Services – (continued)
Ally Financial, Inc.
1,975,000	4.125		02/13/22	2,034,250
1,300,000	4.625		05/19/22	1,358,123
12,175,000	1.450	(a)	10/02/23	12,355,677
American Express Co.(a)
1,525,000	3.700		08/03/23	1,634,266
320,000	2.500		07/30/24	338,211
(3M USD LIBOR + 0.750%)
1,200,000	0.946	(c)	08/03/23	1,213,212
(3M USD LIBOR + 3.285%)
646,000	3.469	(c)	06/15/49	641,963
Aviation Capital Group LLC(a)(b)
1,725,000	1.950		01/30/26	1,680,823
Avolon Holdings Funding Ltd.(a)(b)
1,025,000	3.625		05/01/22	1,044,834
3,925,000	5.500		01/15/23	4,152,375
1,075,000	3.950		07/01/24	1,123,579
2,075,000	2.875		02/15/25	2,076,785
Capital One Bank USA NA(a)(c) (SOFR + 0.616%)
3,775,000	2.014		01/27/23	3,819,772
Capital One Financial Corp.
1,700,000	2.600	(a)	05/11/23	1,769,020
600,000	3.500		06/15/23	638,172
850,000	3.900	(a)	01/29/24	919,632
620,000	3.300	(a)	10/30/24	668,527
(3M USD LIBOR + 0.720%)
1,475,000	0.932	(a)(c)	01/30/23	1,485,015
GE Capital Funding LLC(a)(b)
3,600,000	3.450		05/15/25	3,891,708
GE Capital International Funding Co.
10,000,000	3.373		11/15/25	10,836,600
Huarong Finance 2019 Co. Ltd.
380,000	3.750		05/29/24	400,306
Huarong Finance II Co. Ltd.
270,000	5.500		01/16/25	296,155
Intercontinental Exchange, Inc.
1,575,000	0.700		06/15/23	1,579,898
(3M USD LIBOR + 0.650%)
6,975,000	0.834	(a)(c)	06/15/23	6,986,648
International Lease Finance Corp.
2,125,000	8.625		01/15/22	2,254,540
Jefferies Group LLC
3,325,000	5.125		01/20/23	3,587,409
LD Holdings Group LLC(a)(b)
1,120,000	6.500		11/01/25	1,173,200
Nasdaq, Inc.(a)
4,625,000	0.445		12/21/22	4,625,786
Navient Corp.
1,620,000	6.625		07/26/21	1,650,375
915,000	5.500		01/25/23	951,600
OneMain Finance Corp.
1,935,000	5.625		03/15/23	2,046,263
Park Aerospace Holdings Ltd.(a)(b)
900,000	5.250		08/15/22	944,649
PennyMac Financial Services, Inc.(a)(b)
2,160,000	5.375		10/15/25	2,235,600

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Diversified Financial Services – (continued)
Synchrony Financial(a)
$5,240,000	2.850%		07/25/22	$5,380,851
The Western Union Co.(a)
1,025,000	2.850		01/10/25	1,076,752

				109,906,591

Electrical – 2.5%
Ameren Corp.(a)
1,250,000	2.500		09/15/24	1,315,363
Avangrid, Inc.(a)
1,375,000	3.200		04/15/25	1,473,670
Berkshire Hathaway Energy Co.(a)
1,225,000	4.050		04/15/25	1,356,724
Dominion Energy, Inc.
2,125,000	2.715	(d)	08/15/21	2,142,956
5,800,000	2.450	(b)	01/15/23	6,002,072
525,000	3.071	(d)	08/15/24	560,201
8,375,000	1.450	(a)	04/15/26	8,338,820
DTE Energy Co.
650,000	2.600		06/15/22	665,503
825,000	0.550		11/01/22	825,041
645,000	2.250		11/01/22	662,189
3,375,000	1.050	(a)	06/01/25	3,340,406
Entergy Corp.(a)
2,800,000	0.900		09/15/25	2,736,496
Entergy Louisiana LLC(a)
3,100,000	0.620		11/17/23	3,102,635
Florida Power & Light Co.(a)(c) (3M USD LIBOR + 0.380%)
1,850,000	0.599		07/28/23	1,850,204
ITC Holdings Corp.(a)
4,050,000	2.700		11/15/22	4,181,422
NextEra Energy Capital Holdings, Inc.(a)
2,625,000	3.150		04/01/24	2,799,641
NRG Energy, Inc.(a)(b)
4,525,000	3.750		06/15/24	4,848,356
Pacific Gas & Electric Co.(a)
5,575,000	1.750		06/16/22	5,582,693
PPL Electric Utilities Corp.(a)(c) (3M USD LIBOR + 0.250%)
1,975,000	0.443		09/28/23	1,973,736
Public Service Enterprise Group, Inc.(a)
975,000	2.875		06/15/24	1,035,187
2,075,000	0.800		08/15/25	2,026,611
Southern Power Co.(a)
1,450,000	0.900		01/15/26	1,408,893
Vistra Operations Co. LLC(a)(b)
3,325,000	3.550		07/15/24	3,482,938

				61,711,757

Electrical Components & Equipment(a)(b) – 0.1%
Wesco Distribution, Inc.
2,845,000	7.125		06/15/25	3,097,494

Energy-Alternate Sources(a)(b) – 0.0%
Greenko Dutch B.V.
200,000	3.850		03/29/26	200,688

Corporate Obligations – (continued)
Entertainment(a)(b) – 0.2%
Banijay Entertainment SASU
930,000	5.375%		03/01/25	955,575
Caesars Entertainment, Inc.
1,895,000	6.250		07/01/25	2,003,962
Caesars Resort Collection LLC/CRC Finco, Inc.
1,975,000	5.750		07/01/25	2,076,219

				5,035,756

Environmental(a) – 0.4%
GFL Environmental, Inc.(b)
3,880,000	3.750		08/01/25	3,938,200
Republic Services, Inc.
2,900,000	2.500		08/15/24	3,052,685
Waste Management, Inc.
1,975,000	0.750		11/15/25	1,933,604

				8,924,489

Food & Drug Retailing – 0.8%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertson’s LLC(a)(b)
3,630,000	3.250		03/15/26	3,602,775
110,000	7.500		03/15/26	120,863
B&G Foods, Inc.(a)
2,050,000	5.250		04/01/25	2,101,250
General Mills, Inc.
1,500,000	3.700	(a)	10/17/23	1,610,850
(3M USD LIBOR + 1.010%)
2,175,000	1.233	(c)	10/17/23	2,209,147
Lamb Weston Holdings, Inc.(a)(b)
1,930,000	4.625		11/01/24	1,995,138
Mondelez International, Inc.(a)
2,325,000	1.500		05/04/25	2,347,459
Smithfield Foods, Inc.(a)(b)
2,350,000	2.650		10/03/21	2,367,413
Sysco Corp.(a)
1,000,000	5.650		04/01/25	1,163,450
The JM Smucker Co.
275,000	3.000		03/15/22	281,991
Tyson Foods, Inc.(a)
875,000	3.900		09/28/23	943,556
US Foods, Inc.(a)(b)
1,055,000	6.250		04/15/25	1,122,256

				19,866,148

Forest Products&Paper(b) – 0.2%
Georgia-Pacific LLC
3,775,000	0.625		05/15/24	3,760,693

Gaming – 0.2%
Champion Path Holdings Ltd.(a)
1,230,000	4.500		01/27/26	1,278,816
MGM Resorts International
625,000	7.750		03/15/22	657,813
2,040,000	6.750	(a)	05/01/25	2,187,900
1,181,000	5.750	(a)	06/15/25	1,284,337

				5,408,866

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Gas(a) – 0.5%
NiSource, Inc.
$11,050,000	0.950%		08/15/25	$10,838,061
The East Ohio Gas Co.(b)
575,000	1.300		06/15/25	573,402

				11,411,463

Healthcare Providers & Services – 1.1%
Aetna, Inc.(a)
2,950,000	2.800		06/15/23	3,077,735
Anthem, Inc.(a)
9,525,000	1.500		03/15/26	9,535,954
Centene Corp.(a)
1,900,000	4.250		12/15/27	1,997,109
DH Europe Finance II S.a.r.l.(a)
650,000	2.200		11/15/24	677,814
HCA, Inc.
1,089,000	5.875		05/01/23	1,181,565
1,330,000	5.375		02/01/25	1,479,625
Hill-Rom Holdings, Inc.(a)(b)
2,050,000	5.000		02/15/25	2,103,812
SSM Health Care Corp.(a)
2,335,000	3.688		06/01/23	2,473,294
Stryker Corp.(a)
1,275,000	1.150		06/15/25	1,270,486
Tenet Healthcare Corp.
500,000	6.750		06/15/23	539,375
1,952,000	5.125	(a)	05/01/25	1,973,960

				26,310,729

Home Building & Related(a) – 0.0%
Beacon Roofing Supply, Inc.
1,105,000	4.875		11/01/25	1,127,100

Household Products(a) – 0.0%
Spectrum Brands, Inc.
114,000	5.750		07/15/25	117,420

Insurance – 1.3%
American International Group, Inc.
275,000	4.875		06/01/22	288,739
1,875,000	4.125		02/15/24	2,053,106
2,000,000	2.500	(a)	06/30/25	2,093,000
Athene Global Funding(b)
1,715,000	2.800		05/26/23	1,789,791
5,600,000	1.200		10/13/23	5,650,624
1,875,000	0.950		01/08/24	1,874,362
1,725,000	1.450		01/08/26	1,697,107
Equitable Financial Life Global Funding(b)
1,550,000	1.400		07/07/25	1,549,566
Great-West Lifeco US Finance 2020 LP(a)(b)
2,000,000	0.904		08/12/25	1,966,820
Principal Life Global Funding II(b)
3,850,000	0.500		01/08/24	3,846,612
Protective Life Global Funding(b)
1,725,000	1.082		06/09/23	1,747,425
1,800,000	0.631		10/13/23	1,804,446
5,450,000	0.473		01/12/24	5,411,087

Corporate Obligations – (continued)
Insurance – (continued)
Reliance Standard Life Global Funding II(b)
1,025,000	2.150		01/21/23	1,052,788

				32,825,473

Internet – 0.5%
Expedia Group, Inc.(a)
5,450,000	3.600	(b)	12/15/23	5,787,083
1,675,000	4.500		08/15/24	1,828,782
1,790,000	5.000		02/15/26	2,017,813
Netflix, Inc.
1,100,000	5.875		02/15/25	1,255,375
Uber Technologies, Inc.(a)(b)
2,030,000	7.500		05/15/25	2,182,250

				13,071,303

Iron/Steel(a) – 0.0%
Steel Dynamics, Inc.
345,000	2.400		06/15/25	359,894

Lodging(a) – 0.1%
Marriott International, Inc.
1,650,000	3.600		04/15/24	1,758,042

Machinery – Construction & Mining(a)(b) – 0.0%
The Manitowoc Co., Inc.
125,000	9.000		04/01/26	135,000

Machinery-Diversified(a) – 0.3%
Husky III Holding Ltd.(b)(e) (PIK 13.750%, Cash 13.000%)
1,104,000	13.000		02/15/25	1,201,980
Otis Worldwide Corp.
4,000,000	2.056		04/05/25	4,124,520
(3M USD LIBOR + 0.450%)
3,000,000	0.688	(c)	04/05/23	3,000,060

				8,326,560

Media – 2.9%
AMC Networks, Inc.(a)
4,486,000	4.750		08/01/25	4,598,150
CCO Holdings LLC/CCO Holdings Capital Corp.(a)(b)
4,575,000	4.000		03/01/23	4,615,031
Charter Communications Operating LLC/Charter Communications Operating Capital(a)
1,650,000	4.464		07/23/22	1,720,290
2,900,000	4.500		02/01/24	3,173,064
16,800,000	4.908		07/23/25	19,065,816
(3M USD LIBOR + 1.650%)
1,275,000	1.855	(c)	02/01/24	1,309,081
Comcast Corp.(a)
6,950,000	3.100		04/01/25	7,498,424
CSC Holdings LLC
1,150,000	6.750		11/15/21	1,181,625
4,120,000	5.250		06/01/24	4,444,450
DISH DBS Corp.
2,565,000	6.750		06/01/21	2,577,825
410,000	5.875		07/15/22	427,938
2,730,000	5.875		11/15/24	2,846,025
Entercom Media Corp.(a)(b)
102,000	7.250		11/01/24	105,774

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Media – (continued)
Fox Corp.(a)
$3,150,000	4.030%		01/25/24	$3,421,120
Scripps Escrow, Inc.(a)(b)
120,000	5.875		07/15/27	123,600
The E.W. Scripps Co.(a)(b)
2,014,000	5.125		05/15/25	2,051,763
The Walt Disney Co.
1,650,000	3.350		03/24/25	1,788,947
Time Warner Cable LLC(a)
1,448,000	4.000		09/01/21	1,455,790
Time Warner Entertainment Co. LP
9,179,000	8.375		03/15/23	10,522,438

				72,927,151

Mining(a)(b) – 0.2%
Glencore Funding LLC
625,000	3.000		10/27/22	645,056
4,200,000	1.625		09/01/25	4,197,018
Vedanta Resources Finance II PLC
340,000	8.950		03/11/25	324,870

				5,166,944

Miscellaneous Manufacturing – 0.3%
General Electric Co.
1,000,000	2.700		10/09/22	1,034,590
Hillenbrand, Inc.(a)
890,000	5.750		06/15/25	951,187
Parker-Hannifin Corp.(a)
625,000	2.700		06/14/24	662,994
Siemens Financieringsmaatschappij NV(b)
5,725,000	1.200		03/11/26	5,659,506

				8,308,277

Office(a)(b) – 0.1%
Xerox Holdings Corp.
2,065,000	5.000		08/15/25	2,137,275

Oil Field Services – 1.6%
Canadian Natural Resources Ltd.(a)
1,400,000	2.950		01/15/23	1,453,256
1,875,000	2.050		07/15/25	1,897,725
Cenovus Energy, Inc.(a)
2,185,000	3.000		08/15/22	2,235,058
Chevron Corp.(a)
2,225,000	1.554		05/11/25	2,270,212
Continental Resources, Inc.(a)
2,000,000	3.800		06/01/24	2,045,000
Exxon Mobil Corp.(a)
1,850,000	2.992		03/19/25	1,982,775
Marathon Petroleum Corp.(a)
4,338,000	4.500		05/01/23	4,653,720
4,200,000	4.750		12/15/23	4,617,732
Nabors Industries, Inc.
14,000	4.625		09/15/21	13,720
Occidental Petroleum Corp.(a)(c) (3M USD LIBOR + 1.450%)
2,350,000	1.644		08/15/22	2,317,687
Ovintiv Exploration, Inc.
125,000	5.750		01/30/22	129,089

Corporate Obligations – (continued)
Oil Field Services – (continued)
Petrobras Global Finance B.V.
5,130,000	6.250		03/17/24	5,679,872
Petroleos Mexicanos(a)(b)
210,000	6.875		10/16/25	226,695
Phillips 66(a)
3,200,000	0.900		02/15/24	3,201,184
Pioneer Natural Resources Co.(a)
2,050,000	0.750		01/15/24	2,045,797
Suncor Energy, Inc.
3,375,000	2.800		05/15/23	3,526,402
Transocean Sentry Ltd.(a)(b)
1,825,255	5.375		05/15/23	1,706,614
USA Compression Partners LP/USA Compression Finance Corp.(a)
120,000	6.875		04/01/26	123,000
WPX Energy, Inc.(a)
120,000	5.250		09/15/24	133,050

				40,258,588

Packaging(a)(b) – 0.4%
Berry Global, Inc.
5,500,000	0.950		02/15/24	5,473,215
3,200,000	1.570		01/15/26	3,150,240
Silgan Holdings, Inc.
1,925,000	1.400		04/01/26	1,882,764

				10,506,219

Pharmaceuticals – 3.6%
AbbVie, Inc.
3,875,000	3.375		11/14/21	3,945,176
5,975,000	5.000	(a)	12/15/21	6,093,843
5,190,000	2.300		11/21/22	5,338,278
7,800,000	3.850	(a)	06/15/24	8,477,898
23,400,000	2.600	(a)	11/21/24	24,689,106
AmerisourceBergen Corp.(a)
12,450,000	0.737		03/15/23	12,460,956
Bausch Health Americas, Inc.(a)(b)
110,000	9.250		04/01/26	121,825
Bausch Health Cos., Inc.(a)(b)
1,687,000	7.000		03/15/24	1,724,958
735,000	6.125		04/15/25	753,375
Bayer US Finance II LLC(a)(b)(c) (3M USD LIBOR + 1.010%)
4,150,000	1.194		12/15/23	4,206,025
Becton Dickinson & Co.(a)
3,731,000	2.894		06/06/22	3,828,081
1,200,000	3.363		06/06/24	1,286,616
5,800,000	3.734		12/15/24	6,335,862
Bristol-Myers Squibb Co.(a)
814,000	2.900		07/26/24	869,360
Cigna Corp.(a)
586,000	3.750		07/15/23	626,340
CVS Health Corp.(a)
2,065,000	3.700		03/09/23	2,190,345
365,000	2.625		08/15/24	385,101
Elanco Animal Health, Inc.
1,375,000	4.912		08/27/21	1,391,193
500,000	5.272	(a)	08/28/23	538,057

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Pharmaceuticals – (continued)
Herbalife Nutrition Ltd./HLF Financing, Inc.(a)(b)
$2,175,000	7.875%		09/01/25	$2,365,312
HLF Financing S.a.r.l. LLC/Herbalife International, Inc.(a)(b)
120,000	7.250		08/15/26	125,700
McKesson Corp.(a)
675,000	2.700		12/15/22	695,642

				88,449,049

Pipelines(a) – 2.2%
Enbridge, Inc.
2,725,000	2.900		07/15/22	2,801,790
2,000,000	4.000		10/01/23	2,144,560
Energy Transfer Operating LP
10,075,000	3.600		02/01/23	10,494,825
Energy Transfer Partners LP/Regency Energy Finance Corp.
150,000	4.500		11/01/23	161,526
EQM Midstream Partners LP
1,265,000	4.750		07/15/23	1,309,275
Kinder Morgan, Inc.(b)
4,550,000	5.625		11/15/23	5,055,095
MPLX LP
2,050,000	3.500		12/01/22	2,141,656
2,530,000	4.500		07/15/23	2,724,203
1,225,000	4.875		12/01/24	1,375,357
8,300,000	1.750		03/01/26	8,292,862
(3M USD LIBOR + 1.100%)
1,600,000	1.285	(c)	09/09/22	1,600,720
NGPL PipeCo LLC(b)
215,000	4.375		08/15/22	223,073
410,000	4.875		08/15/27	458,938
NuStar Logistics LP
2,130,000	5.750		10/01/25	2,268,450
Plains All American Pipeline LP/PAA Finance Corp.
4,125,000	2.850		01/31/23	4,234,807
Sabine Pass Liquefaction LLC
4,275,000	6.250		03/15/22	4,438,989
225,000	5.625		04/15/23	244,076
The Williams Cos., Inc.
2,025,000	3.600		03/15/22	2,073,377
1,425,000	4.500		11/15/23	1,553,008

				53,596,587

Real Estate(a) – 0.2%
China SCE Group Holdings Ltd.
350,000	5.950		09/29/24	346,500
Easy Tactic Ltd.
200,000	8.625		03/05/24	185,313
Fantasia Holdings Group Co. Ltd
210,000	10.875		03/02/24	195,300
Kaisa Group Holdings Ltd.
200,000	10.875		07/23/23	207,625
200,000	11.250		04/16/25	196,125
Realogy Group LLC/Realogy Co-Issuer Corp.(b)
1,765,000	7.625		06/15/25	1,926,056
Sunac China Holdings Ltd.
200,000	6.500		01/10/25	202,687

Corporate Obligations – (continued)
Real Estate(a) – (continued)
Yuzhou Group Holdings Co. Ltd.
200,000	6.000		10/25/23	177,400
200,000	7.700		02/20/25	172,700

				3,609,706

Real Estate Investment Trust – 1.6%
American Tower Corp.
4,000,000	3.000		06/15/23	4,210,800
1,875,000	0.600		01/15/24	1,870,744
1,325,000	3.375	(a)	05/15/24	1,420,625
1,150,000	2.400	(a)	03/15/25	1,199,036
1,400,000	1.300	(a)	09/15/25	1,394,470
Crown Castle International Corp.(a)
1,750,000	1.350		07/15/25	1,745,363
8,300,000	4.450		02/15/26	9,351,029
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.(a)
2,510,000	5.625		05/01/24	2,679,425
National Retail Properties, Inc.(a)
435,000	3.900		06/15/24	472,654
Simon Property Group LP(a)
726,000	2.750		06/01/23	757,000
SL Green Operating Partnership LP(a)
2,575,000	3.250		10/15/22	2,665,743
Ventas Realty LP(a)
1,375,000	3.500		04/15/24	1,480,944
VEREIT Operating Partnership LP(a)
4,265,000	4.600		02/06/24	4,667,189
VICI Properties LP/VICI Note Co., Inc.(a)(b)
2,140,000	3.500		02/15/25	2,172,100
WP Carey, Inc.(a)
285,000	4.600		04/01/24	313,571
230,000	4.000		02/01/25	249,626
2,961,000	4.250		10/01/26	3,319,666

				39,969,985

Retailing(a) – 1.2%
1011778 BC ULC/New Red Finance, Inc.(b)
320,000	4.250		05/15/24	323,600
7-Eleven, Inc.(b)
3,300,000	0.625		02/10/23	3,302,442
3,200,000	0.800		02/10/24	3,190,400
1,425,000	0.950		02/10/26	1,387,651
Alimentation Couche-Tard, Inc.(b)
425,000	2.700		07/26/22	436,462
AutoZone, Inc.
1,700,000	3.125		04/18/24	1,812,234
Burlington Coat Factory Warehouse Corp.(b)
2,345,000	6.250		04/15/25	2,485,700
Lowe’s Cos, Inc.
7,825,000	4.000		04/15/25	8,657,971
Nordstrom, Inc.
2,650,000	4.000		10/15/21	2,669,875
3,000,000	2.300	(b)	04/08/24	3,000,000
Yum! Brands, Inc.(b)
1,875,000	7.750		04/01/25	2,043,750

				29,310,085

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Savings & Loans(b) – 0.3%
Nationwide Building Society
$2,725,000	2.000%		01/27/23	$2,800,864
(3M USD LIBOR + 1.064%)
3,206,000	3.766	(a)(c)	03/08/24	3,386,370
(3M USD LIBOR + 1.181%)
2,075,000	3.622	(a)(c)	04/26/23	2,140,196

				8,327,430

Semiconductors – 1.8%
Broadcom Corp./Broadcom Cayman Finance Ltd.(a)
21,330,000	3.625		01/15/24	22,865,973
Broadcom, Inc.(a)
5,250,000	3.625		10/15/24	5,712,420
6,625,000	4.700		04/15/25	7,469,422
Microchip Technology, Inc.
1,125,000	3.922		06/01/21	1,131,496
1,800,000	2.670	(b)	09/01/23	1,876,752
NXP B.V./NXP Funding LLC(b)
1,600,000	3.875		09/01/22	1,670,928
2,440,000	4.625		06/01/23	2,642,520
NXP BV / NXP Funding LLC / NXP USA Inc.(a)(b)
250,000	2.700		05/01/25	262,268

				43,631,779

Software(a) – 0.9%
Fidelity National Information Services, Inc.
4,025,000	1.150		03/01/26	3,958,386
Fiserv, Inc.
1,950,000	3.800		10/01/23	2,098,512
6,300,000	2.750		07/01/24	6,660,171
Infor, Inc.(b)
1,025,000	1.450		07/15/23	1,040,098
1,075,000	1.750		07/15/25	1,085,309
Intuit, Inc.
1,100,000	0.950		07/15/25	1,095,402
Oracle Corp.
2,825,000	2.500		04/01/25	2,963,142
PTC, Inc.(b)
2,085,000	3.625		02/15/25	2,126,700
Roper Technologies, Inc.
975,000	2.350		09/15/24	1,019,665
The Dun & Bradstreet Corp.(b)
1,067,000	10.250		02/15/27	1,187,038

				23,234,423

Telecommunication Services – 4.5%
AT&T, Inc.(a)
975,000	3.000		06/30/22	1,001,296
1,850,000	4.450		04/01/24	2,032,188
11,320,000	3.950		01/15/25	12,443,963
5,150,000	3.400		05/15/25	5,586,411
CommScope Technologies LLC(a)(b)
112,000	6.000		06/15/25	114,240
CommScope, Inc.(a)
750,000	5.500		03/01/24	772,500
1,110,000	5.500	(b)	03/01/24	1,143,300

Corporate Obligations – (continued)
Telecommunication Services – (continued)
Level 3 Financing, Inc.(a)
1,925,000	5.375		05/01/25	1,965,906
Lumen Technologies, Inc
1,810,000	6.450		06/15/21	1,825,838
1,005,000	7.500	(a)	04/01/24	1,120,575
Qwest Corp.
650,000	6.750		12/01/21	671,210
SoftBank Group Corp.(a)
200,000	5.125		09/19/27	213,000
Sprint Communications, Inc.
770,000	6.000		11/15/22	823,900
Sprint Corp.
1,000,000	7.250		09/15/21	1,025,000
640,000	7.875		09/15/23	731,200
T-Mobile USA, Inc.(a)
9,750,000	4.000		04/15/22	9,957,187
1,120,000	6.000		04/15/24	1,125,600
21,574,000	3.500	(b)	04/15/25	23,270,579
10,250,000	1.500	(b)	02/15/26	10,152,317
2,614,000	2.250		02/15/26	2,632,010
Telecom Italia SpA(b)
3,330,000	5.303		05/30/24	3,598,598
Verizon Communications, Inc.(a)
9,000,000	0.850		11/20/25	8,803,260
20,075,000	1.450		03/20/26	20,087,848

				111,097,926

Toys/Games/Hobbies(a)(b) – 0.0%
Mattel, Inc.
125,000	5.875		12/15/27	136,719

Transportation(a) – 0.5%
FedEx Corp.
8,775,000	3.800		05/15/25	9,674,964
United Parcel Service, Inc.
1,925,000	3.900		04/01/25	2,131,841

				11,806,805

Trucking & Leasing(a)(b) – 0.3%
Penske Truck Leasing Co LP/PTL Finance Corp.
4,950,000	1.200		11/15/25	4,862,732
SMBC Aviation Capital Finance DAC
1,200,000	3.550		04/15/24	1,275,576

				6,138,308

TOTAL CORPORATE OBLIGATIONS
(Cost $1,608,931,240)				$1,627,159,419

Mortgage-Backed Obligations – 16.2%
Collateralized Mortgage Obligations – 2.7%
Interest Only(f) – 1.4%
FHLMC REMIC Series 3852, Class SW(c) (-1x 1M USD LIBOR + 6.000%)
$481,389	5.894%		05/15/41	$78,734

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Collateralized Mortgage Obligations – (continued)
Interest Only(f) – (continued)
FHLMC REMIC Series 4314, Class SE(c) (-1x 1M USD LIBOR + 6.050%)
$398,340	5.944%	03/15/44	$67,264
FHLMC REMIC Series 4320, Class SD(c) (-1x 1M USD LIBOR + 6.100%)
110,102	5.994	07/15/39	20,096
FHLMC REMIC Series 4468, Class SY(c) (-1x 1M USD LIBOR + 6.100%)
678,672	5.994	05/15/45	145,239
FHLMC REMIC Series 4583, Class ST(c) (-1x 1M USD LIBOR + 6.000%)
443,769	5.894	05/15/46	82,639
FHLMC REMIC Series 4792, Class SA(c) (-1x 1M USD LIBOR + 6.200%)
450,843	6.094	05/15/48	69,439
FHLMC REMIC Series 4905, Class SA(c) (-1x 1M USD LIBOR + 6.100%)
906,964	5.991	08/25/49	174,624
FHLMC REMIC Series 4929, Class SC(c) (-1X 1M USD LIBOR + 6.050%)
875,945	5.941	10/25/48	151,048
FHLMC REMIC Series 4936, Class ES(c) (-1x 1M USD LIBOR + 6.000%)
212,909	5.891	12/25/49	34,789
FHLMC REMIC Series 4936, Class PS(c) (-1x 1M USD LIBOR + 6.000%)
384,869	5.891	12/25/49	58,308
FHLMC REMIC Series 4980, Class KI
14,707,993	4.500	06/25/50	2,568,961
FHLMC REMIC Series 4991, Class IE
4,975,062	5.000	07/25/50	820,702
FHLMC REMIC Series 4998, Class GI
5,590,441	4.000	08/25/50	980,844
FHLMC REMIC Series 5009, Class DI
2,597,603	2.000	09/25/50	308,868
FHLMC REMIC Series 5012, Class DI
1,134,273	4.000	09/25/50	199,215
FHLMC REMIC Series 5020, Class IH
2,408,234	3.000	08/25/50	355,930
FHLMC STRIPS Series 304, Class C45
143,383	3.000	12/15/27	7,952
FNMA REMIC Series 2010-135, Class AS(c) (-1x 1M USD LIBOR + 5.950%)
123,735	5.841	12/25/40	19,303
FNMA REMIC Series 2015-34, Class LS(c) (-1x 1M USD LIBOR + 6.100%)
1,232,307	5.991	06/25/45	261,596
FNMA REMIC Series 2016-1, Class SJ(c) (-1x 1M USD LIBOR + 6.150%)
625,863	6.041	02/25/46	120,724
FNMA REMIC Series 2017-31, Class SG(c) (-1x 1M USD LIBOR + 6.100%)
736,667	5.991	05/25/47	148,072
FNMA REMIC Series 2017-86, Class SB(c) (-1x 1M USD LIBOR + 6.150%)
540,645	6.041	11/25/47	107,062

Mortgage-Backed Obligations – (continued)
Collateralized Mortgage Obligations – (continued)
Interest Only(f) – (continued)
FNMA REMIC Series 2018-17, Class CS(c) (-1x 1M USD LIBOR + 3.450%)
3,497,139	2.500	03/25/48	224,728
FNMA REMIC Series 2020-45, Class AI
765,196	4.000	07/25/50	125,778
FNMA REMIC Series 2020-45, Class EI
774,751	5.000	07/25/50	145,543
FNMA REMIC Series 2020-49, Class IO
673,093	4.000	07/25/50	117,242
FNMA REMIC Series 2020-49, Class KS(c) (-1x 1M USD LIBOR + 6.100%)
4,684,379	5.991	07/25/50	958,789
FNMA REMIC Series 2020-60, Class KI
2,790,749	2.000	09/25/50	331,834
FNMA REMIC Series 2020-60, Class NI
1,053,404	4.000	09/25/50	185,012
FNMA REMIC Series 2020-62, Class GI
4,584,142	4.000	06/25/48	850,462
GNMA REMIC Series 2020-61, Class SW(c) (-1X 1M USD LIBOR + 6.050%)
4,959,713	5.939	08/20/49	759,873
GNMA REMIC Series 2010-101, Class S(c) (-1x 1M USD LIBOR + 6.000%)
95,781	5.889	08/20/40	18,078
GNMA REMIC Series 2010-20, Class SE(c ) (-1x 1M USD LIBOR + 6.250%)
73,629	6.139	02/20/40	14,540
GNMA REMIC Series 2013-124, Class CS(c) (-1x 1M USD LIBOR + 6.050%)
408,190	5.939	08/20/43	83,422
GNMA REMIC Series 2013-134, Class DS(c) (-1x 1M USD LIBOR + 6.100%)
47,028	5.989	09/20/43	9,092
GNMA REMIC Series 2013-152, Class TS(c) (-1x 1M USD LIBOR + 6.100%)
152,037	5.989	06/20/43	29,018
GNMA REMIC Series 2014-117, Class SJ(c) (-1x 1M USD LIBOR + 5.600%)
1,155,760	5.489	08/20/44	207,457
GNMA REMIC Series 2014-132, Class SL(c) (-1x 1M USD LIBOR + 6.100%)
382,382	5.989	10/20/43	51,454
GNMA REMIC Series 2014-133, Class BS(c) (-1x 1M USD LIBOR + 5.600%)
382,986	5.489	09/20/44	65,188
GNMA REMIC Series 2014-158, Class SA(c) (-1x 1M USD LIBOR + 5.600%)
542,665	5.494	10/16/44	97,185
GNMA REMIC Series 2014-162, Class SA(c) (-1x 1M USD LIBOR + 5.600%)
157,296	5.489%	11/20/44	26,075
GNMA REMIC Series 2015-110, Class MS(c) (-1x 1M USD LIBOR + 5.710%)
3,466,351	5.599	08/20/45	576,083
GNMA REMIC Series 2015-111, Class IM
527,570	4.000	08/20/45	68,438

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Collateralized Mortgage Obligations – (continued)
Interest Only(f) – (continued)
GNMA REMIC Series 2015-123, Class SP(c) (-1x 1M USD LIBOR + 6.250%)
$278,259	6.139%	09/20/45	$53,120
GNMA REMIC Series 2015-57, Class AS(c) (-1x 1M USD LIBOR + 5.600%)
646,591	5.489	04/20/45	103,601
GNMA REMIC Series 2015-95, Class GI
318,028	4.500	07/16/45	61,345
GNMA REMIC Series 2016-109, Class IH
1,395,455	4.000	10/20/45	180,178
GNMA REMIC Series 2016-27, Class IA
208,492	4.000	06/20/45	22,361
GNMA REMIC Series 2017-112, Class SJ(c) (-1x 1M USD LIBOR + 5.660%)
301,856	5.549	07/20/47	46,756
GNMA REMIC Series 2018-105, Class SC(c) (-1x 1M USD LIBOR + 6.200%)
256,086	6.089	08/20/48	41,350
GNMA REMIC Series 2018-122, Class HS(c) (-1x 1M USD LIBOR + 6.200%)
691,410	6.089	09/20/48	123,709
GNMA REMIC Series 2018-122, Class SE(c) (-1x 1M USD LIBOR + 6.200%)
691,416	6.089	09/20/48	110,322
GNMA REMIC Series 2018-139, Class SQ(c) (-1x 1M USD LIBOR + 6.150%)
754,096	6.039	10/20/48	121,097
GNMA REMIC Series 2018-147, Class SA(c) (-1x 1M USD LIBOR + 6.200%)
3,544,158	6.089	10/20/48	600,291
GNMA REMIC Series 2018-72, Class IB
236,036	4.000	04/20/46	35,429
GNMA REMIC Series 2019-1, Class SN(c) (-1x 1M USD LIBOR + 6.050%)
720,541	5.939	01/20/49	115,446
GNMA REMIC Series 2019-110, Class PS(c)(-1X 1M USD LIBOR + 6.050%)
6,093,421	5.939	09/20/49	1,158,316
GNMA REMIC Series 2019-110, Class SD(c) (-1x 1M USD LIBOR + 6.100%)
757,635	5.989	09/20/49	118,914
GNMA REMIC Series 2019-110, Class SE(c) (-1x 1M USD LIBOR + 6.100%)
744,862	5.989	09/20/49	114,784
GNMA REMIC Series 2019-128, Class IO
1,275,257	4.000	10/20/49	183,687
GNMA REMIC Series 2019-129, Class AI
2,539,219	3.500	10/20/49	352,832
GNMA REMIC Series 2019-151, Class IA
3,658,875	3.500	12/20/49	473,442
GNMA REMIC Series 2019-151, Class NI
3,317,481	3.500	10/20/49	338,921
GNMA REMIC Series 2019-153, Class EI
21,342,024	4.000	12/20/49	3,230,056

Mortgage-Backed Obligations – (continued)
Collateralized Mortgage Obligations – (continued)
Interest Only(f) – (continued)
GNMA REMIC Series 2019-153, Class SC(c)(-1X 1M USD LIBOR + 6.050%)
574,643	5.939	12/20/49	91,190
GNMA REMIC Series 2019-20, Class SF(c) (-1x 1M USD LIBOR + 3.790%)
1,646,118	3.679	02/20/49	136,641
GNMA REMIC Series 2019-4, Class SJ(c) (-1x 1M USD LIBOR + 6.050%)
643,589	5.939	01/20/49	105,299
GNMA REMIC Series 2019-52, Class SK(c) (-1x 1M USD LIBOR + 6.050%)
1,347,447	5.939	04/20/49	192,008
GNMA REMIC Series 2019-69, Class S(c) (-1x 1M USD LIBOR + 3.270%)
1,958,144	3.159	06/20/49	143,665
GNMA REMIC Series 2019-78, Class SE(c) (-1x 1M USD LIBOR + 6.100%)
350,388	5.989	06/20/49	54,669
GNMA REMIC Series 2019-97, Class SC(c) (-1x 1M USD LIBOR + 6.100%)
593,621	5.989	08/20/49	96,213
GNMA REMIC Series 2019-98, Class SC(c) (-1x 1M USD LIBOR + 6.050%)
1,826,282	5.939	08/20/49	297,687
GNMA REMIC Series 2020-11, Class SN(c) (-1x 1M USD LIBOR + 6.050%)
9,885,507	5.939	01/20/50	1,745,619
GNMA REMIC Series 2020-146, Class IM
564,051	2.500	10/20/50	75,809
GNMA REMIC Series 2020-146, Class KI
5,920,747	2.500	10/20/50	735,229
GNMA REMIC Series 2020-151, Class MI
9,242,030	2.500	10/20/50	1,247,804
GNMA REMIC Series 2020-173, Class AI
3,742,748	2.500	11/20/50	388,885
GNMA REMIC Series 2020-21, Class SA(c) (-1x 1M USD LIBOR + 6.050%)
2,429,313	5.939	02/20/50	435,075
GNMA REMIC Series 2020-36, Class AS(c) (1M USD LIBOR + 6.050%)
3,370,447	6.050	03/20/50	619,659
GNMA REMIC Series 2020-51, Class ID
1,376,637	3.500	04/20/50	170,379
GNMA REMIC Series 2020-55, Class AS(c) (-1x 1M USD LIBOR + 6.050%)
15,540,356	5.939	04/20/50	2,817,588
GNMA REMIC Series 2020-55, Class IO
12,406,100	3.500	04/20/50	1,711,240
GNMA REMIC Series 2020-61, Class GI
5,531,704	5.000	05/20/50	703,381
GNMA REMIC Series 2020-61, Class SF(c) (-1x 1M USD LIBOR + 6.440%)
3,835,263	6.329	07/20/43	764,421
GNMA REMIC Series 2020-78, Class DI
5,200,468	4.000	06/20/50	742,051

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Collateralized Mortgage Obligations – (continued)
Interest Only(f) – (continued)
GNMA REMIC Series 2020-79, Class AI
$769,220	4.000%	06/20/50	$100,729
GNMA Series 2019-111, Class AS(c) (-1X 1M USD LIBOR + 6.150%)
3,653,654	6.039	01/20/49	567,519
GNMA Series 2019-78, Class SA(c) (-1X 1M USD LIBOR + 6.050%)
6,331,044	5.939	06/20/49	1,080,112
GNMA Series 2020-26, Class AI
13,979	2.000	02/20/51	1,644
GNMA Series 2020-55, Class PI
1,368,999	3.500	04/20/50	187,665

			34,524,838

Regular Floater(c) – 0.0%
FNMA REMIC Series 2007-33, Class HF (1M USD LIBOR + 0.350%)
13,450	0.459	04/25/37	13,500

Sequential Fixed Rate – 0.4%
FHLMC REMIC Series 4619, Class NA
1,219,655	3.000	03/15/44	1,293,503
FHLMC REMIC Series 4630, Class MC
897,000	4.000	08/15/54	959,264
FHLMC REMIC Series 4649, Class ML
6,098,095	4.000	11/15/54	6,523,977
FNMA REMIC Series 2012-111, Class B
16,495	7.000	10/25/42	19,772
FNMA REMIC Series 2012-153, Class B
55,811	7.000	07/25/42	68,322

			8,864,838

Sequential Floating Rate(b)(c) – 0.9%
FHLMC STACR REMIC Trust Series 2020-DNA2, Class B1 (1M USD LIBOR + 2.500%)
1,130,000	2.609	02/25/50	1,095,941
FHLMC STACR REMIC Trust Series 2020-DNA2, Class M2 (1M USD LIBOR + 1.850%)
2,005,000	1.959	02/25/50	1,995,680
FHLMC STACR REMIC Trust Series 2020-DNA3, Class B1 (1M USD LIBOR + 5.100%)
605,000	5.209	06/25/50	622,733
FHLMC STACR REMIC Trust Series 2020-DNA4, Class M2 (1M USD LIBOR + 3.750%)
2,000,000	3.859	08/25/50	2,014,640
FHLMC STACR REMIC Trust Series 2020-DNA5, Class B1 (SOFR30A + 4.800%)
2,710,000	4.817	10/25/50	2,814,300
FHLMC STACR REMIC Trust Series 2020-DNA5, Class M2 (SOFR30A + 2.800%)
1,902,000	2.817	10/25/50	1,914,208
FHLMC STACR REMIC Trust Series 2020-DNA6, Class B1 (SOFR30A + 3.000%)
2,415,000	3.017	12/25/50	2,376,598
FHLMC STACR REMIC Trust Series 2020-HQA4, Class M2 (1M USD LIBOR + 3.150%)
2,080,000	3.259	09/25/50	2,095,203

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(b)(c) – (continued)
FHLMC STACR REMIC Trust Series 2021-HQA1, Class B1 (SOFR30A + 3.000%)
3,530,000	3.017	08/25/33	3,469,241
FHLMC Structured Agency Credit Risk Debt Notes Series 2020-HQA5, Class B1(SOFR30A + 4.000%)
1,268,000	4.017	11/25/50	1,302,187
FHLMC Structured Agency Credit Risk Debt Notes Series 2020-HQA5, Class M2(SOFR30A + 2.600%)
3,190,000	2.617	11/25/50	3,202,393
New Residential Mortgage Loan Trust Series 2015-1A, Class A1
170,684	3.750	05/28/52	181,025

			23,084,149

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$66,487,325

Commercial Mortgage-Backed Securities – 0.7%
Sequential Fixed Rate(b) – 0.5%
BANK Series 2017-BNK9, Class D
700,000	2.800	11/15/54	592,989
BANK Series 2018-BK15, Class D
1,170,000	3.000	11/15/61	1,001,198
Cantor Commercial Real Estate Lending Series 2019-CF2, Class E
1,200,000	2.500	11/15/52	929,577
Citigroup Commercial Mortgage Trust Series 2017-P8, Class D
1,500,000	3.000	09/15/50	1,263,737
CSAIL 2020-C19 Commercial Mortgage Trust Series 2020-C19, Class E
884,000	2.500	03/15/53	752,677
JPMBD Commercial Mortgage Series 2017-C7, Class D
980,000	3.000	10/15/50	870,192
Morgan Stanley Capital I Trust Series 2018-L1, Class D
2,200,000	3.000	10/15/51	1,909,174
Wells Fargo Commercial Mortgage Trust Series 2017-C38, Class D
1,000,000	3.000	07/15/50	908,100
Wells Fargo Commercial Mortgage Trust Series 2017-RB1, Class D
1,748,000	3.401	03/15/50	1,637,607
Wells Fargo Commercial Mortgage Trust Series 2017-RC1, Class D
900,000	3.250	01/15/60	806,977
Wells Fargo Commercial Mortgage Trust Series 2020-C55, Class D
1,100,000	2.500	02/15/53	936,610

			11,608,838

Sequential Floating Rate – 0.2%
Citigroup Commercial Mortgage Trust Series 2016-GC36, Class C(c)
1,200,000	4.755	02/10/49	1,232,334
Citigroup Commercial Mortgage Trust Series 2015-P1, Class C(c)
1,949,000	4.369	09/15/48	2,040,892
DBJPM 17-C6 Mortgage Trust Series 2017-C6, Class D(b)(c)
1,000,000	3.230	06/10/50	911,284

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate – (continued)
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C23, Class D(b)(c)
$550,000	4.145%	07/15/50		$532,271
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C26, Class D(b)
500,000	3.060	10/15/48		478,267

				5,195,048

TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES				$16,803,886

Federal Agencies – 12.8%
GNMA – 5.8%
2,987,703	4.500	08/20/47		3,278,521
511,714	5.000	03/20/48		566,075
374,244	5.000	08/20/48		408,925
948,676	4.500	09/20/48		1,029,827
1,327,116	5.000	11/20/48		1,449,475
2,672,235	4.500	12/20/48		2,892,680
6,021,218	5.000	12/20/48		6,572,604
5,002,227	4.500	01/20/49		5,410,977
8,251,355	5.000	01/20/49		9,004,385
2,881,548	4.500	03/20/49		3,115,209
846,061	5.000	03/20/49		922,481
76,707	5.000	04/20/49		83,677
118,238	5.000	08/20/49		129,103
2,665,818	4.500	10/20/49		2,887,312
3,071,898	5.000	12/20/49		3,354,181
181,599	5.000	02/20/50		199,808
35,000,000	2.000	TBA-30yr	(g)	35,267,822
65,000,000	2.500	TBA-30yr	(g)	66,994,439

				143,567,501

UMBS – 4.1%
13,067	5.000	12/01/22		13,375
12,112	5.000	05/01/23		13,367
13,940	5.000	03/01/25		15,430
11,677	5.000	11/01/26		13,082
8,289	5.000	07/01/27		9,244
972,165	5.000	01/01/48		1,078,335
561,682	5.000	04/01/48		621,719
8,437,774	4.500	05/01/48		9,199,469
10,976	5.000	06/01/48		12,186
1,022,784	4.500	10/01/48		1,110,558
918,578	5.000	10/01/48		1,016,765
12,030,116	4.500	11/01/48		13,047,490
1,788,787	5.000	11/01/48		1,979,903
340,747	4.500	12/01/48		369,989
1,153,281	4.500	01/01/49		1,252,254
3,928,923	4.500	02/01/49		4,279,012
17,125,487	4.500	03/01/49		18,639,187
2,096,581	5.000	03/01/49		2,318,940
974,980	5.000	04/01/49		1,078,381
45,062	5.000	04/01/49		49,847
8,773	5.000	07/01/49		9,712
378,507	5.000	09/01/49		418,767
970,097	5.000	10/01/49		1,075,224

Mortgage-Backed Obligations – (continued)
UMBS – (continued)
3,962,113	5.000	10/01/49		4,378,289
1,643,812	5.000	11/01/49		1,813,908
32,979,383	4.500	01/01/50		35,799,331
222,138	5.000	01/01/50		245,627
64,424	5.000	03/01/50		71,264
1,787,905	5.000	04/01/50		1,983,280
13,874	5.000	07/01/50		15,354

				101,929,289

UMBS, 30 Year, Single Family(g) – 2.9%
30,000,000	2.000	TBA-30yr		29,900,285
37,000,000	3.500	TBA-30yr		39,087,018
3,000,000	5.000	TBA-30yr		3,323,114

				72,310,417

TOTAL FEDERAL AGENCIES				$317,807,207

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $396,443,018)				$401,098,418

Asset-Backed Securities – 7.7%
Automotive – 0.6%
Ford Credit Auto Owner Trust Series 2016-2, Class A(b)
$450,000	2.030%	12/15/27		$451,534
Ford Credit Floorplan Master Owner Trust Series 2019-4, Class A
3,750,000	2.440	09/15/26		3,946,412
GMF Floorplan Owner Revolving Trust Series 2019-2, Class A(b)
2,785,000	2.900	04/15/26		2,966,103
Tesla Auto Lease Trust Series 2021-A, Class A3(b)
2,200,000	0.560	03/20/25		2,198,297
Tesla Auto Lease Trust Series 2021-A, Class A4(b)
5,400,000	0.660	03/20/25		5,394,741

				14,957,087

Collateralized Loan Obligations(b)(c) – 6.6%
AIMCO CLO Series 2017-AA, Class A (3M USD LIBOR + 1.260%)
3,150,000	1.484	07/20/29		3,150,000
Apex Credit CLO II LLC Series 2020-1A, Class A1N (3M USD LIBOR + 1.570%)
5,000,000	1.819	10/20/31		5,015,020
Barings CLO Ltd. IV Series 2020-4A, Class D1 (3M USD LIBOR + 3.700%)
2,250,000	3.924	01/20/32		2,263,608
BSPRT Issuer Ltd. Series 2018 FL4, Class A (1M USD LIBOR + 1.050%)
3,968,093	1.156	09/15/35		3,969,302
Cathedral Lake VII Ltd. Series 2021-7RA, Class C (3M USD LIBOR + 2.570%)
1,825,000	2.762	01/15/32		1,786,850
Cathedral Lake VII Ltd. Series 2021-7RA, Class D (3M USD LIBOR + 4.280%)
3,500,000	4.472	01/15/32		3,405,552
Cedar Funding II CLO Ltd. Series 2013-1A, Class A1R (3M USD LIBOR + 1.230%)
3,100,000	1.415	06/09/30		3,100,471

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)
Collateralized Loan Obligations(b)(c) – (continued)
Crown City CLO I Series 2020-1A, Class A1 (3M USD LIBOR + 2.050%)
$2,500,000	2.274%	07/20/30	$2,506,055
Crown City CLO II Series 2020-2A, Class C (-1x 3M USD LIBOR + 3.820%)
2,000,000	4.066	01/20/32	1,990,920
Cutwater Ltd. Series 2014-1A, Class A1AR (3M USD LIBOR + 1.250%)
619,440	1.491	07/15/26	619,470
Gulf Stream Meridian 3, Ltd. Series 2021-IIIA, Class A2 (3M USD LIBOR + 1.750%)
3,000,000	1.911	04/15/34	2,995,443
HalseyPoint CLO 2 Ltd. Series 2020-2A, Class A1 (3M USD LIBOR + 1.860%)
5,250,000	2.084	07/20/31	5,279,022
HalseyPoint CLO 3 Ltd. Series 2020-3A, Class A1A (3M USD LIBOR + 1.450%)
17,500,000	1.629	11/30/32	17,569,702
HalseyPoint CLO I Ltd. Series 2019-1A, Class A1A1 (3M USD LIBOR + 1.350%)
3,500,000	1.574	01/20/33	3,505,684
KREF Ltd. Series 2018-FL1, Class A (1M USD LIBOR + 1.100%)
2,386,728	1.208	06/15/36	2,386,713
LCM 26, Ltd. Series 2026-A, Class A1 (3M USD LIBOR + 1.070%)
8,400,000	1.294	01/20/31	8,404,578
LCM XX LP Series 2020-A, Class AR (3M USD LIBOR + 1.040%)
5,326,109	1.264	10/20/27	5,326,956
Madison Park Funding XXX Ltd. Series 2018-30A, Class A (3M USD LIBOR + 0.750%)
16,200,000	0.991	04/15/29	16,154,202
Marble Point CLO XIX Ltd. Series 2020-3A, Class D (3M USD LIBOR + 3.900%)
2,200,000	3.921	01/19/34	2,203,692
Marble Point CLO XVII Ltd. Series 2020-1A, Class A (3M USD LIBOR + 1.300%)
6,000,000	1.524	04/20/33	6,007,614
MidOcean Credit CLO VI Series 2016-6A, Class D1R (3M USD LIBOR + 3.520%)
3,800,000	4.050	04/20/33	3,742,609
MJX Venture Management II LLC Series 2017-28RR, Class A1 (3M USD LIBOR + 1.280%)
4,171,053	1.504	07/22/30	4,171,341
Newark BSL CLO 1 Ltd. Series 2016-1A, Class A1R (3M USD LIBOR + 1.100%)
3,000,000	1.313	12/21/29	2,997,765
Octagon Investment Partners XIV Ltd. Series 2012-1A, Class CRR (3M USD LIBOR + 3.900%)
3,700,000	4.010	07/15/29	3,700,104
Orec Ltd. Series 2018-CRE1, Class A (1M USD LIBOR + 1.180%)
1,500,000	1.286	06/15/36	1,501,675
Parallel Ltd. Series 2015-1A, Class AR (3M USD LIBOR + 0.850%)
569,038	1.074	07/20/27	569,065

Asset-Backed Securities – (continued)
Collateralized Loan Obligations(b)(c) – (continued)
Park Avenue Institutional Advisers CLO Ltd. 2021-1 Series 2021-1A, Class A1A (-1x 3M USD LIBOR + 1.390%)
11,000,000	1.595	01/20/34	11,007,777
Park Avenue Institutional Advisers CLO Ltd. 2021-1 Series 2021-1A, Class C (-1x 3M USD LIBOR + 3.800%)
3,000,000	4.005	01/20/34	3,007,671
PPM CLO 4 Ltd. Series 2020-4A, Class A1 (3M USD LIBOR + 1.420%)
7,000,000	1.617	10/18/31	7,015,526
Recette CLO Ltd. Series 2015-1A, Class ARR (3M USD LIBOR + 1.080%)
4,550,000	1.189	04/20/34	4,538,629
Steele Creek CLO Ltd. Series 2019-1A, Class D (3M USD LIBOR + 4.100%)
5,150,000	4.341	04/15/32	5,110,350
THL Credit Wind River CLO Ltd. Series 2017-1A, Class DR(h) (3M USD LIBOR + 3.720%)
3,950,000	0.000	04/18/36	3,910,085
THL Credit Wind River CLO Ltd. Series 2017-3A, Class A (3M USD LIBOR + 1.250%)
1,197,000	1.491	10/15/30	1,197,037
Tralee CLO VII Ltd. Series 2021-7A, Class D (3M USD LIBOR + 3.180%)
4,950,000	3.418	04/25/34	4,862,326
Venture 36 CLO Ltd. Series 2019-36A, Class D (3M USD LIBOR + 4.150%)
2,500,000	4.374	04/20/32	2,500,800
Whitehorse Ltd. Series 2014-9A, Class AR (3M USD LIBOR + 1.160%)
59,936	1.383%	07/17/26	59,952
Zais CLO 13 Ltd. Series 2019-13A, Class A1A (3M USD LIBOR + 1.490%)
3,000,000	1.731	07/15/32	3,010,101
Zais CLO Ltd. Series 2020-15A, Class A1 (3M USD LIBOR + 2.555%)
2,625,000	2.774	07/28/30	2,637,545

			163,181,212

Student Loan(c) – 0.5%
Educational Services of America, Inc. Series 2012-1, Class A1(b) (1M USD LIBOR + 1.150%)
21,115	1.259	09/25/40	21,177
Educational Services of America, Inc. Series 2014-1, Class A(b) (1M USD LIBOR + 0.700%)
440,161	0.809	02/25/39	436,887
Educational Services of America, Inc. Series 2015-2, Class A(b) (1M USD LIBOR + 1.000%)
330,334	1.109	12/25/56	333,447
Higher Education Funding I Series 2014-1, Class A(b) (3M USD LIBOR + 1.050%)
3,835,032	1.238	05/25/34	3,856,148
Illinois Student Assistance Commission Series 2010-1, Class A3 (3M USD LIBOR + 0.900%)
1,330,049	1.118	07/25/45	1,320,393
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A2 (1M USD LIBOR + 1.000%)
935,406	1.111	05/20/30	936,316

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount		Interest Rate		Maturity Date	Value

Asset-Backed Securities – (continued)
Student Loan(c) – (continued)
	Northstar Education Finance, Inc. Series 2012-1, Class A(b) (1M USD LIBOR + 0.700%)
	$46,532	0.809%		12/26/31	$46,750
	Pennsylvania Higher Education Assistance Agency Series 12-1A, Class A1(b) (1M USD LIBOR + 0.550%)
	31,344	0.659		05/25/57	31,305
	PHEAA Student Loan Trust Series 2016-1A, Class A(b) (1M USD LIBOR + 1.150%)
	1,111,130	1.259		09/25/65	1,119,234
	SLC Student Loan Center Series 2011-1, Class A(b) (1M USD LIBOR + 1.220%)
	1,515,739	1.329		10/25/27	1,520,499
	SLC Student Loan Trust Series 2005-3, Class A3 (3M USD LIBOR + 0.120%)
	549,908	0.304		06/15/29	546,539
	SLM Student Loan Trust Series 2005-5, Class A4 (3M USD LIBOR + 0.140%)
	698,656	0.358		10/25/28	694,926
	SLM Student Loan Trust Series 2007-7, Class A4 (3M USD LIBOR + 0.330%)
	660,884	0.548		01/25/22	653,984
	SLM Student Loan Trust Series 2008-4, Class A4 (3M USD LIBOR + 1.650%)
	242,912	1.868		07/25/22	246,392
	South Texas Higher Education Authority, Inc. Series 2012-1, Class A2 (3M USD LIBOR + 0.850%)
	96,158	1.088		10/01/24	96,219

					11,860,216

	TOTAL ASSET-BACKED SECURITIES
	(Cost $189,300,612)				$189,998,515

Foreign Debt Obligations – 3.1%
Sovereign – 3.1%
	Abu Dhabi Government International Bond
	$870,000	2.500%		10/11/22	$896,916
	Japan Treasury Discount Bill(h)
JPY	5,373,500,000	0.000		06/14/21	48,539,363
	Perusahaan Penerbit SBSN Indonesia III
	$3,530,000	2.300	(b)	06/23/25	3,627,075
	4,310,000	2.300		06/23/25	4,428,525
	Republic of Colombia(a)
	5,690,000	4.000		02/26/24	6,061,628
	Republic of Egypt
	550,000	4.550	(b)	11/20/23	562,375
	3,710,000	4.550		11/20/23	3,793,475
	Republic of Indonesia
	200,000	5.875		01/15/24	225,875
EUR	250,000	2.150	(b)	07/18/24	310,582
	Republic of Qatar
	$870,000	2.375		06/02/21	870,544
	1,840,000	3.375	(b)	03/14/24	1,975,125
	690,000	3.400	(b)	04/16/25	749,081
	Republic of Turkey
	200,000	4.250		03/13/25	185,625

Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Saudi Government International Bond(b)
	800,000	2.900		10/22/25	847,750
	Ukraine Government Bond
	1,500,000	7.750		09/01/21	1,527,281
	2,590,000	8.994		02/01/24	2,872,310

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $77,931,248)				$77,473,530

Municipal Debt Obligations – 0.7%
Arizona(a) – 0.1%
	Arizona State Pension Fund COPS Bonds Taxable Series B
	$2,885,000	0.459%		07/01/24	$2,870,615

California(a) – 0.1%
	Huntington Beach Pension Fund Taxable Series 2021
	560,000	0.381		06/15/23	559,764
	Los Angeles Municipal Improvement Corp. Taxable (Refunding) Series A
	855,000	0.319		11/01/22	852,315
	San Francisco City & County Airport Commission RB Refunding for San Francisco International Airport Series 2019 C
	380,000	3.146		05/01/23	398,842

					1,810,921

Connecticut – 0.1%
	Connecticut State GO Bonds Series A
	3,000,000	3.130		01/15/24	3,211,911

Maryland – 0.0%
	Maryland State Department of Transportation RB Series A
	1,240,000	0.526		08/01/24	1,226,169

Massachusetts – 0.0%
	Massachusetts State GO Bonds Series B
	230,000	0.275		11/15/22	230,115

New York(a) – 0.3%
	New York State Dormitory Authority Bonds Taxable (Refunding) Series B
	4,725,000	0.207		03/15/22	4,724,646
	1,755,000	0.307		03/15/23	1,755,144

					6,479,790

Ohio(a)(c) – 0.1%
	Access to Loans for Learning Student Loan Corp. Series 2019 A-3 (3M USD LIBOR + 0.000%)
	1,956,416	1.018		04/25/37	1,951,720

	TOTAL MUNICIPAL DEBT OBLIGATIONS
	(Cost $17,539,835)				$17,781,241

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

U.S. Treasury Obligations – 3.8%
United States Treasury Notes
$100,000	1.875	%(i)	02/28/22	$101,633
31,240,000	0.500	(i)	02/28/26	30,624,963
32,350,000	0.750		03/31/26	32,064,410
610,000	0.500	(i)	04/30/27	584,313
30,730,000	1.125	(i)	02/29/28	30,192,225
850,000	2.875	(i)	08/15/28	934,867

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $95,435,775)				$94,502,411

Shares	Description	Value

Exchange Traded Funds(j) – 2.3%
754,343	Goldman Sachs Access High Yield Corporate Bond ETF	$37,754,867
372,615	Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF	18,673,601

TOTAL EXCHANGE TRADED FUNDS
(Cost $55,337,661)		$56,428,468

Shares	Dividend Rate	Value

Investment Company(j) – 1.9%
Goldman Sachs Financial Square Government Fund – Institutional Shares
46,586,584	0.036%	$46,586,584
(Cost $46,586,584)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $2,487,505,973)		$2,511,028,586

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – 3.4%
Certificates of Deposit – 1.5%
Bank of Nova Scotia(c)
$6,000,000	0.160%	03/17/22	$5,999,694
Credit Suisse AG
10,678,000	0.590	03/17/23	10,688,401
Deutsche Bank AG
8,046,000	0.720	11/08/21	8,050,518
Natixis SA(c)
11,462,000	0.231	11/15/21	11,462,699

			36,201,312

Commercial Paper(h) – 1.9%
Bank Of China Ltd.
11,000,000	0.000	11/19/21	10,975,011

Short-term Investments – (continued)
Commercial Paper(h) – (continued)
Barclays Capital, Inc.
4,000,000	0.000	01/24/22	3,991,262
BAT International Finance PLC
2,353,000	0.000	04/22/21	2,352,757
Enbridge, Inc.
5,000,000	0.000	04/26/21	4,999,368
Enel Finance America
15,000,000	0.000	02/16/22	14,951,700
Fidelity National Information Services, Inc.
7,000,000	0.000	05/03/21	6,998,813
Natwest Markets PLC
2,750,000	0.000	03/01/22	2,741,274

			47,010,185

TOTAL SHORT-TERM INVESTMENTS
(Cost $83,176,200)			$83,211,497

TOTAL INVESTMENTS – 104.8%
(Cost $2,570,682,173)			$2,594,240,083

LIABILITIES IN EXCESS OF OTHER ASSETS – (4.8)%			(118,544,230)

NET ASSETS – 100.0%			$2,475,695,853

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2021.

(d)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2021.

(e)	Pay-in-kind securities.

(f)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(g)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $174,572,678 which represents approximately 7.1% of the Fund’s net assets as of March 31, 2021.

(h)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(i)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(j)	Represents an affiliated issuer.

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
COP	—Colombian Peso
EUR	—Euro
GBP	—British Pound
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
CDOR	—Canadian Dollar Offered Rate
CHFOR	—Swiss Franc Offered Rate
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
ETF	—Exchange Traded Fund
EURO	—Euro Offered Rate
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
JYOR	—Japanese Yen Offered Rate
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
PI	—Private Investment
PLC	—Public Limited Company
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
SOFR	—Secured Overnight Funding Rate
STIBOR	—Stockholm Interbank Offered Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2021, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	BRL	1,701,638	USD	300,792	04/05/21	$1,430
	BRL	6,661,377	USD	1,149,792	05/04/21	31,213
	CAD	6,567,490	USD	5,195,053	06/16/21	31,457
	CHF	1,896,794	EUR	1,706,962	06/16/21	6,090
	CLP	2,010,412,555	USD	2,761,469	05/17/21	29,930
	CNH	4,933,373	USD	745,932	06/16/21	1,186
	COP	1,170,170,804	USD	312,888	04/27/21	6,564
	EUR	632,188	AUD	976,532	06/16/21	613
	EUR	1,854,331	CHF	2,048,700	06/16/21	5,952
	EUR	3,657,565	JPY	473,980,147	06/16/21	12,450
	GBP	676,750	CHF	867,099	06/16/21	13,824
	GBP	532,584	JPY	81,093,890	06/16/21	1,471
	GBP	1,055,435	USD	1,447,391	05/20/21	7,855
	GBP	516,351	USD	710,546	06/16/21	1,465
	IDR	41,787,461,631	USD	2,867,654	04/05/21	1,589
	IDR	4,789,009,154	USD	326,398	05/10/21	468
	INR	87,398,752	USD	1,185,103	04/27/21	3,542
	KRW	3,657,108,578	USD	3,231,946	04/05/21	7,915
	KRW	4,839,326,893	USD	4,280,493	06/15/21	10,965
	MXN	150,687,673	USD	7,150,258	06/16/21	159,930
	NOK	17,602,761	USD	2,050,407	06/16/21	7,552
	SGD	2,682,596	USD	1,993,221	06/16/21	276
	USD	10,342,943	AUD	13,435,862	06/16/21	134,339
	USD	9,016,136	CHF	8,352,050	06/16/21	160,639
	USD	3,739,374	CNH	24,609,086	06/16/21	12,533

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC (continued)	USD	1,864,957	COP	6,697,276,861	04/27/21	$36,624
	USD	2,264,302	EUR	1,865,788	04/09/21	75,884
	USD	12,449,102	EUR	10,428,023	06/16/21	200,085
	USD	2,382,801	GBP	1,714,358	06/16/21	18,824
	USD	2,892,495	IDR	41,787,461,631	04/05/21	23,251
	USD	2,111,779	IDR	31,106,722,500	07/01/21	3,410
	USD	49,397,747	JPY	5,374,929,351	06/14/21	820,309
	USD	8,299,330	JPY	899,840,719	06/16/21	166,593
	USD	2,572,295	KRW	2,811,628,730	04/05/21	81,452
	USD	15,121,019	NOK	128,249,276	06/16/21	127,247
	USD	12,495,121	NZD	17,489,773	06/16/21	282,571
	USD	340,883	RUB	25,404,659	05/19/21	6,726
	USD	30,613,439	SEK	260,246,078	06/16/21	793,231
	USD	298,224	TRY	2,472,275	04/29/21	5,417
	USD	2,934,676	TRY	25,421,320	06/16/21	12,675
	USD	1,385,711	TWD	38,643,979	04/08/21	26,746
	USD	2,248,983	TWD	63,578,754	04/12/21	12,313
	USD	2,237,814	TWD	63,263,016	04/19/21	10,786
	USD	896,169	ZAR	13,358,621	06/17/21	447
	ZAR	30,113,078	USD	1,986,042	06/17/21	33,100

TOTAL						$3,388,939

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	AUD	9,713,326	USD	7,486,459	06/01/21	$(106,636)
	AUD	4,077,496	USD	3,139,474	06/16/21	(41,381)
	BRL	4,959,739	USD	898,541	04/05/21	(17,661)
	CAD	4,975,056	USD	3,988,725	06/16/21	(29,499)
	CHF	1,432,917	EUR	1,295,483	06/16/21	(2,415)
	CHF	4,360,289	USD	4,706,875	06/16/21	(83,758)
	CNH	40,127,597	USD	6,118,771	06/16/21	(41,782)
	COP	12,073,202,983	USD	3,356,410	04/27/21	(60,467)
	EUR	633,210	CAD	939,569	06/16/21	(3,940)
	EUR	1,133,546	CHF	1,258,712	06/16/21	(3,093)
	EUR	676,930	GBP	581,514	06/16/21	(6,726)
	EUR	849,604	NOK	8,718,961	06/16/21	(21,376)
	EUR	1,215,000	SEK	12,462,134	06/16/21	(800)
	EUR	2,415,824	USD	2,853,629	04/09/21	(20,064)
	EUR	25,478,356	USD	30,439,334	06/16/21	(511,816)
	GBP	889,685	USD	1,232,993	06/16/21	(6,182)
	IDR	41,787,461,631	USD	2,882,462	04/05/21	(13,218)
	IDR	18,028,703,014	USD	1,248,136	04/12/21	(12,488)
	IDR	10,680,739,131	USD	733,215	05/03/21	(3,477)
	IDR	27,406,084,840	USD	1,899,293	05/10/21	(28,741)
	ILS	2,789,983	USD	839,721	06/16/21	(4,260)
	JPY	2,261,223,769	USD	20,789,709	06/16/21	(352,829)
	MXN	14,391,184	USD	699,849	06/16/21	(1,701)
	NOK	12,703,909	EUR	1,268,269	06/16/21	(4,513)

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC (continued)	NOK	33,322,730	USD	3,920,399	06/16/21	$(24,599)
	NZD	1,653,395	USD	1,172,359	06/16/21	(17,847)
	RUB	137,409,464	USD	1,848,715	05/19/21	(41,314)
	SEK	6,490,665	NOK	6,390,652	06/16/21	(3,408)
	SEK	16,765,132	USD	1,960,582	06/16/21	(39,555)
	TRY	21,047,632	USD	2,692,607	06/16/21	(273,330)
	TWD	110,400,442	USD	3,988,716	04/08/21	(106,343)
	TWD	21,085,076	USD	747,696	04/12/21	(5,933)
	TWD	144,007,905	USD	5,171,405	04/19/21	(101,939)
	USD	5,732,888	AUD	7,546,004	06/01/21	(284)
	USD	1,151,392	BRL	6,661,377	04/05/21	(31,710)
	USD	722,168	CAD	910,964	06/01/21	(2,771)
	USD	19,552,322	CAD	24,719,424	06/16/21	(119,780)
	USD	1,639,311	CLP	1,200,525,216	05/17/21	(27,582)
	USD	1,132,000	COP	4,188,343,400	04/27/21	(11,403)
	USD	2,867,654	IDR	41,787,461,631	04/05/21	(1,589)
	USD	299,219	IDR	4,380,871,675	04/12/21	(1,036)
	USD	1,353,876	INR	100,241,005	04/27/21	(9,427)
	USD	745,754	KRW	845,479,848	04/05/21	(3,263)
	USD	3,232,146	KRW	3,657,108,578	06/15/21	(10,935)
	USD	7,394,092	MXN	156,647,378	06/16/21	(205,211)
	USD	1,478,806	NZD	2,120,913	06/16/21	(2,160)
	USD	511,111	TRY	4,511,833	05/24/21	(15,138)
	USD	308,127	TRY	2,734,628	06/16/21	(6,199)
	USD	2,986,544	TWD	85,320,214	04/08/21	(13,850)
	USD	1,653,122	ZAR	25,170,528	06/17/21	(34,618)
	ZAR	17,860,401	USD	1,205,207	06/17/21	(7,633)

TOTAL						$(2,497,680)

FORWARD SALES CONTRACTS — At March 31, 2021, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
GNMA(Proceeds Receivable: $(1,077,188))	4.500%	TBA-30yr	04/21/21	$(1,000,000)	$(1,081,710)

(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Ultra 10 Year U.S. Treasury Notes	9	06/21/21	$1,293,188	$(44,166)
2 Year U.S. Treasury Notes	1,710	06/30/21	377,442,421	(206,910)
5 Year U.S. Treasury Notes	677	06/30/21	83,540,743	(933,588)
10 Year U.S. Treasury Notes	653	06/21/21	85,502,187	(1,602,150)

Total				$(2,786,814)
Short position contracts:
Australian 10 Year Government Bonds	(31)	06/15/21	(3,252,048)	(3,780)
Ultra Long U.S. Treasury Bonds	(36)	06/21/21	(6,523,875)	35,211
20 Year U.S. Treasury Bonds	(44)	06/21/21	(6,802,125)	201,183

Total				$232,614

TOTAL FUTURES CONTRACTS				$(2,554,200)
SWAP CONTRACTS — At March 31, 2021, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
6M CHFOR(a)	(0.250)%(b)	06/16/28	CHF	25,510	(c)	$(105,383)	$(11,228)	$(94,155)
12M GBP(b)	0.000(b)	06/16/26	GBP	24,400	(c)	(831,741)	(884,694)	52,953
6M EURO(a)	0.050(b)	05/21/30	EUR	96,180	(c)	(1,529,619)	260,754	(1,790,373)
3M AUDOR(d)	0.190(d)	02/22/23	AUD	263,630	(c)	(75,647)	(96,376)	20,729
3M AUDOR(d)	0.500(d)	02/24/24		42,750	(c)	32,837	105,844	(73,007)
3M AUDOR(d)	0.500(d)	01/25/24		129,670	(c)	(116,026)	190,660	(306,686)
3M LIBOR(d)	0.500(a)	06/16/26		$40,450	(c)	(1,263,325)	(936,935)	(326,390)
3M STIBOR(d)	0.500(b)	06/16/26	SEK	451,800	(c)	360,987	341,093	19,894
6M AUDOR(a)	0.500(a)	06/16/26	AUD	35,120	(c)	(649,873)	(602,833)	(47,040)
6M EURO(a)	0.500(b)	02/12/31	EUR	29,500	(c)	113,242	427,955	(314,713)
6M CDOR(a)	0.700(a)	11/18/23	CAD	46,370	(c)	(157,695)	(803,322)	645,627
6M AUDOR(a)	0.750(a)	06/16/28	AUD	15,210	(c)	(558,206)	(516,201)	(42,005)
6M CDOR(a)	0.750(a)	03/01/23	CAD	343,970	(c)	105,389	(92,205)	197,594
6M CDOR(a)	0.750(a)	06/16/24		21,130	(c)	(139,602)	(111,542)	(28,060)
6M CDOR(a)	0.804(a)	02/28/23		215,490	(c)	160,101	29,441	130,660
12M GBP(b)	0.900(b)	02/17/31	GBP	14,240	(c)	(245,069)	(48,660)	(196,409)
6M AUDOR(a)	1.000(a)	06/16/31	AUD	11,040	(c)	(713,714)	(671,187)	(42,527)
6M CDOR(a)	1.000(a)	06/16/26	CAD	8,320	(c)	(174,537)	(141,036)	(33,501)
12M GBP(b)	1.050(b)	03/24/31	GBP	22,120	(c)	(173,649)	(103,764)	(69,885)
6M AUDOR(a)	1.240(a)	10/28/30	AUD	20,680	(c)	(1,100,806)	(1,041,166)	(59,640)
3M NZDOR(d)	1.250(a)	06/16/26	NZD	16,610	(c)	27,582	(15,943)	43,525
6M CDOR(a)	1.250(a)	06/16/31	CAD	10,760	(c)	(712,283)	(665,510)	(46,773)
6M AUDOR(a)	1.500(a)	02/02/31	AUD	5,260	(c)	(241,828)	(161,330)	(80,498)
6M NIBOR(a)	1.500(b)	06/16/26	NOK	290,050	(c)	(26,761)	(54,995)	28,234
6M AUDOR(a)	1.710(a)	01/21/31	AUD	52,120	(c)	(2,014,033)	(1,337,272)	(676,761)
6M AUDOR(a)	1.750(a)	03/19/30		19,160	(c)	(594,488)	(309,146)	(285,342)
(0.500)%(b)	12M EURO(b)	06/16/28	EUR	19,330	(c)	355,780	323,823	31,957

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
(0.500)%(b)	12M EURO(b)	06/16/26	$	110,890	(c)	$468,023	$333,300	$134,723
0.250(b)	12M GBP(b)	06/16/31	GBP	26,470	(c)	2,061,526	1,799,115	262,411
1.100(b)	12M GBP(b)	03/24/41		14,160	(c)	184,864	120,804	64,060
1.100(b)	12M GBP(b)	02/17/36		16,430	(c)	178,798	34,847	143,951
3M LIBOR(d)	2.209%(a)	02/25/31	$	25,740	(c)	(408,340)	(102,971)	(305,369)
3M LIBOR(d)	2.378(a)	03/09/31		48,520	(c)	(431,915)	(230,255)	(201,660)
6M AUDOR(a)	2.500(a)	02/24/31	AUD	42,610	(c)	(531,998)	(301,479)	(230,519)
1M LIBOR + 0.090(d)	3M LIBOR(d)	07/25/24		28,720		5,357	9,643	(4,286)
3M SOFR + 0.241(d)	3M LIBOR(d)	11/10/24		17,040		675	16	659
0.250(a)	3M LIBOR(d)	06/16/24		18,370	(c)	189,734	140,065	49,669
0.275(a)	3M LIBOR(d)	03/03/23		268,490	(c)	154,956	57,434	97,522
1.500(a)	3M LIBOR(d)	02/02/31		4,280	(c)	204,373	42,328	162,045
1.597(a)	3M LIBOR(d)	03/11/26		33,850	(c)	181,097	68,564	112,533
2.431(a)	3M LIBOR(d)	02/25/36		31,720	(c)	333,068	64,136	268,932
2.503(a)	3M LIBOR(d)	03/10/36		38,250	(c)	304,400	195,964	108,436
1.240(b)	3M NIBOR(a)	10/29/30	NOK	172,900	(c)	929,619	(884,115)	1,813,734
2.000(b)	3M NIBOR(a)	06/16/31		81,840	(c)	(97,638)	(131,376)	33,738
0.750(b)	3M STIBOR(d)	06/18/30	SEK	33,310	(c)	76,143	(53,092)	129,235
1.550(a)	6M AUDOR(a)	02/23/26	AUD	43,600	(c)	66,056	32,938	33,118
2.750(a)	6M AUDOR(a)	02/24/41		13,440	(c)	200,016	48,219	151,797
1.000(a)	6M CDOR(a)	06/16/28	CAD	12,980	(c)	577,135	452,995	124,140
(0.500)(b)	6M CHFOR(a)	06/16/26	CHF	6,410	(c)	38,699	38,167	532
(0.250)(b)	6M EURO(a)	06/16/26	EUR	11,810	(c)	(28,364)	(24,484)	(3,880)
0.000(b)	6M EURO(a)	06/16/51		90	(c)	15,010	12,321	2,689
0.250(b)	6M EURO(a)	06/18/30		25,150	(c)	129,595	(1,989,587)	2,119,182
0.260(b)	6M EURO(a)	05/21/40		50,320	(c)	3,548,206	966,717	2,581,489
0.500(a)	6M GBP(a)	01/26/31	GBP	32,770	(c)	2,009,570	1,089,622	919,948
1.000(a)	6M GBP(a)	02/10/31		22,160	(c)	636,292	234,260	402,032
0.000(a)	6M JYOR(a)	06/16/31	JPY	3,207,130	(c)	483,522	473,430	10,092
0.000(a)	6M JYOR(a)	06/16/26		2,312,130	(c)	21,912	19,031	2,881
0.250(a)	6M JYOR(a)	03/19/30		826,310	(c)	(10,114)	(72,222)	62,108
0.500(a)	6M JYOR(a)	06/16/51		576,650	(c)	112,228	96,765	15,463

TOTAL						$1,334,138	$(4,384,675)	$5,718,813

(a)	Payments made semi-annually.
(b)	Payments made annually.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2021.
(d)	Payments made quarterly.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/ Index	Financing Rate Paid by the Fund(a)	Credit Spread at March 31, 2021(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
Markit CMBX Series 8	3.000%	8.204%	MS & Co. Int. PLC	10/17/57	$3,450	$(541,699)	$(784,869)	$243,170
Markit CMBX Series 10	3.000	5.692	MS & Co. Int. PLC	11/17/59	5,700	(713,953)	(953,032)	239,079
Markit CMBX Series 11	3.000	4.089	MS & Co. Int. PLC	11/18/54	10,850	(651,982)	(2,071,236)	1,419,254

TOTAL						$(1,907,634)	$(3,809,137)	$1,901,503

(a)	Payments made monthly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2021(b)	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
ICE CD ITXEB	(1.000)%	0.521%	06/20/26	EUR	38,925	$(1,153,583)	$(1,093,262)	$(60,321)
Protection Sold:
AT&T, Inc., 2.450%, 06/30/20	1.000	0.437	06/20/24	$	3,425	61,059	5,137	55,922
AT&T, Inc., 3.800%, 02/15/27	1.000	0.630	12/20/25		10,000	174,759	101,382	73,377
CDX.NA.EM Index 27	1.000	1.855	06/20/26		38,620	(1,602,124)	(1,513,792)	(88,332)
CDX.NA.IG Index 28	1.000	0.278	06/20/22		21,975	204,036	185,378	18,658
CDX.NA.IG Index 32	1.000	0.437	06/20/24		225	4,171	2,725	1,446
CDX.NA.IG Index 33	1.000	0.491	12/20/24		1,650	31,313	(6,005)	37,318
CDX.NA.IG Index 34	1.000	0.319	06/20/23		37,100	578,743	352,362	226,381
CDX.NA.IG Index 34	1.000	0.554	06/20/25		105,600	1,974,319	1,414,766	559,553
General Electric Co. 2.700%, 10/09/22	1.000	0.517	06/20/24		2,025	32,776	(22,285)	55,061
General Electric Co. 2.700%, 10/09/22	1.000	0.613	12/20/24		825	12,294	(9,769)	22,063
ICE CD ITXEX	5.000	2.525	06/20/26	EUR	11,800	1,661,014	1,512,541	148,473
Republic of Indonesia, 5.875%, 03/13/20	1.000	0.515	06/20/24	$	120	1,938	(176)	2,114

TOTAL						$1,980,715	$929,002	$1,051,713

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At March 31, 2021, the Fund had the following purchased and written options:

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts
3M IRS	BofA Securities LLC	0.584%	06/30/2021	1,460,000	$1,460,000	$35,518	$38,181	(2,663)
3M IRS	Citibank NA	0.415	06/04/2021	1,410,000	1,410,000	62,025	53,842	8,183
3M IRS	Citibank NA	0.428	06/07/2021	1,400,000	1,400,000	58,840	54,558	4,282
3M IRS	JPMorgan Securities, Inc.	0.390	06/01/2021	1,420,000	1,420,000	69,351	52,336	17,015

3M IRS	JPMorgan Securities, Inc.	0.325	06/01/2021	1,330,000	1,330,000	86,887	58,790	28,097

Total purchased option contracts				7,020,000	$7,020,000	$312,621	$257,707	$54,914
Written option contracts
Calls
3M IRS	MS & Co. Int. PLC	0.040%	04/06/2021	(2,440,000)	$(2,440,000)	$—	$(82,800)	$82,800
Puts
3M IRS	BofA Securities LLC	1.250	06/30/2021	(9,050,000)	(9,050,000)	(46,985)	(38,915)	(8,070)
3M IRS	Citibank NA	1.025	06/07/2021	(8,930,000)	(8,930,000)	(73,799)	(52,017)	(21,782)
3M IRS	JPMorgan Securities, Inc.	0.980	06/01/2021	(9,260,000)	(9,260,000)	(85,252)	(50,930)	(34,322)
3M IRS	MS & Co. Int. PLC	0.912	06/01/2021	(8,590,000)	(8,590,000)	(99,970)	(57,553)	(42,417)
3M IRS	MS & Co. Int. PLC	0.963	06/04/2021	(9,040,000)	(9,040,000)	(91,192)	(52,884)	(38,308)
				(44,870,000)	$(44,870,000)	$(397,198)	$(252,299)	$(144,899)

Total written option contracts				(47,310,000)	$(47,310,000)	$(397,198)	$(335,099)	$(62,099)

TOTAL				(40,290,000)	$(40,290,000)	$(84,577)	$(77,392)	$(7,185)

Abbreviations:
3M IRS	—3 Months Interest Rate Swaptions
BofA Securities LLC	—Bank of America Securities LLC
CDX.NA.IG Index 28	—CDX North America Investment Grade Index 28
CDX.NA.EM Index 27	—CDX North America Emerging Markets Index 27
CDX.NA.IG Index 32	—CDX North America Investment Grade Index 32
CDX.NA.IG Index 33	—CDX North America Investment Grade Index 33
CDX.NA.IG Index 34	—CDX North America Investment Grade Index 34
ICE CD ITXEB	—iTraxx Europe Index
ICE CD ITXEX	—iTraxx Europe Crossover Index
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Schedule of Investments

March 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 45.8%
Automotive – 3.2%
BMW US Capital LLC
$10,595,000	2.000	%(a)(b)	04/11/21	$10,597,755
11,420,000	2.950	(a)	04/14/22	11,727,426
(SOFR + 0.530%)
38,960,000	0.001	(c)	04/01/24	39,028,959
Daimler Finance North America LLC(a)
5,000,000	3.350		05/04/21	5,011,900
(3M USD LIBOR + 0.900%)
35,000,000	1.094	(c)	02/15/22	35,209,650
10,000,000	3.400		02/22/22	10,260,600
Toyota Motor Credit Corp.(c) (SOFR + 0.300%)
32,650,000	0.310		06/13/22	32,679,385
Volkswagen Group of America Finance LLC(a)
15,000,000	2.500		09/24/21	15,147,750
15,338,000	2.700		09/26/22	15,837,405
23,407,000	0.750		11/23/22	23,486,818

				198,987,648

Banks – 23.2%
ABN AMRO Bank NV(a)(c) (3M USD LIBOR + 0.570%)
38,650,000	0.760		08/27/21	38,730,005
ANZ New Zealand Int’l Ltd.(a)
2,370,000	1.900		02/13/23	2,432,805
Bank of America Corp.(b)(c)
(3M USD LIBOR + 0.630%)
27,125,000	3.499		05/17/22	27,222,650
(3M USD LIBOR + 1.000%)
14,850,000	1.218		04/24/23	14,976,968
Bank of China Ltd/Singapore(c) (3M USD LIBOR + 0.750%)
9,250,000	0.973		04/17/21	9,248,150
Bank of Montreal(c) (SOFR + 0.680%)
52,000,000	0.690		03/10/23	52,450,840
Banque Federative du Credit Mutuel SA(a)
2,500,000	2.125		11/21/22	2,568,600
Barclays Bank PLC(b)
6,500,000	1.700		05/12/22	6,591,260
Barclays PLC(b)
31,800,000	3.684		01/10/23	32,529,174
BNP Paribas SA(a)(c) (3M USD LIBOR + 0.390%)
7,660,000	0.583		08/07/21	7,668,962
BNZ International Funding Ltd.(a)(c) (3M USD LIBOR + 0.980%)
13,145,000	1.164		09/14/21	13,197,974
BPCE SA(a)(c) (3M USD LIBOR + 0.300%)
26,230,000	0.534		01/14/22	26,258,066
Canadian Imperial Bank of Commerce(c) (SOFR + 0.800%)
38,955,000	0.810		03/17/23	39,289,234
Capital One NA(b)(c) (3M USD LIBOR + 1.150%)
14,357,000	1.362		01/30/23	14,460,227
Citibank NA(b)(c) (3M USD LIBOR + 0.600%)
30,000,000	0.782		05/20/22	30,021,600
Citigroup, Inc.(b)(c)
(SOFR + 0.867%)
33,290,000	2.312		11/04/22	33,643,540
(3M USD LIBOR + 0.722%)
23,650,000	3.142		01/24/23	24,139,555
Citizens Bank NA(b)(c) (3M USD LIBOR + 0.720%)
16,000,000	0.918		02/14/22	16,069,600

Corporate Obligations – (continued)
Banks – (continued)
Cooperatieve Rabobank UA
16,805,000	2.750%		01/10/22	17,127,824
9,251,000	3.875		02/08/22	9,532,323
Credit Agricole Corporate & Investment Bank(b)
48,000,000	0.400		01/15/23	47,845,440
Credit Suisse AG(c) (SOFR + 0.450%)
50,900,000	0.470		02/04/22	50,893,383
Fifth Third Bank NA(c) (3M USD LIBOR + 0.640%)
20,000,000	0.845		02/01/22	20,094,200
HSBC Holdings PLC(c) (3M USD LIBOR + 1.660%)
9,268,000	1.848		05/25/21	9,288,575
Industrial & Commercial Bank of China Ltd.
5,735,000	2.635		05/26/21	5,747,883
ING Groep NV(c) (3M USD LIBOR + 1.150%)
12,960,000	1.343		03/29/22	13,085,323
JPMorgan Chase & Co.
7,061,000	4.350		08/15/21	7,165,926
9,428,000	4.500		01/24/22	9,748,929
(3M USD LIBOR + 0.900%)
28,405,000	1.118	(b)(c)	04/25/23	28,616,333
(SOFR + 0.580%)
30,000,000	0.590	(b)(c)	03/16/24	30,081,000
KeyBank NA
5,000,000	3.300		02/01/22	5,125,250
Lloyds Bank PLC(c) (3M USD LIBOR + 0.490%)
8,351,000	0.683		05/07/21	8,354,758
Mitsubishi UFJ Financial Group, Inc.
(3M USD LIBOR + 0.700%)
12,500,000	0.876	(c)	03/07/22	12,561,625
6,630,000	3.218		03/07/22	6,804,899
6,067,000	2.623		07/18/22	6,234,389
Mizuho Financial Group, Inc.
20,190,000	2.632	(a)	04/12/21	20,198,884
(3M USD LIBOR + 1.140%)
10,446,000	1.324	(c)	09/13/21	10,493,843
(3M USD LIBOR + 0.940%)
27,975,000	1.130	(c)	02/28/22	28,168,307
(3M USD LIBOR + 0.790%)
6,860,000	0.984	(c)	03/05/23	6,922,357
(3M USD LIBOR + 0.840%)
14,000,000	1.063	(b)(c)	07/16/23	14,084,560
Morgan Stanley, Inc.
(SOFR + 0.830%)
11,195,000	0.840	(b)(c)	06/10/22	11,205,971
(SOFR + 0.700%)
60,000,000	0.725	(b)(c)	01/20/23	60,142,800
19,327,000	3.750		02/25/23	20,501,695
MUFG Union Bank NA(b)
12,590,000	3.150		04/01/22	12,912,556
(SOFR + 0.710%)
17,250,000	0.720	(c)	12/09/22	17,357,123
National Australia Bank Ltd.(a)(c) (3M USD LIBOR + 0.710%)
12,000,000	0.902		11/04/21	12,044,880
National Bank of Canada
12,325,000	2.150	(a)	10/07/22	12,636,083
28,809,000	2.100		02/01/23	29,614,212

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
NatWest Markets PLC(a)
$42,450,000	3.625%		09/29/22	$44,411,614
Royal Bank of Canada(c) (SOFR + 0.450%)
20,600,000	0.474		10/26/23	20,660,358
Santander UK PLC
(3M USD LIBOR + 0.620%)
13,350,000	0.811	(c)	06/01/21	13,362,416
31,650,000	3.400		06/01/21	31,802,236
(3M USD LIBOR + 0.660%)
21,800,000	0.854	(c)	11/15/21	21,871,940
3,942,000	2.100		01/13/23	4,052,337
Skandinaviska Enskilda Banken AB(a)
12,000,000	3.250		05/17/21	12,042,960
5,100,000	3.050		03/25/22	5,237,445
(3M USD LIBOR + 0.320%)
25,000,000	0.511	(c)	09/01/23	25,048,750
Societe Generale SA(a)
4,900,000	2.500		04/08/21	4,900,931
Standard Chartered PLC(a)(b)(c) (SOFR + 1.250%)
46,000,000	1.281		10/14/23	46,463,220
The Bank of Nova Scotia
4,734,000	1.950		02/01/23	4,866,410
(SOFR + 0.550%)
54,500,000	0.560	(c)	09/15/23	54,795,390
The Toronto-Dominion Bank(c)
(3M USD LIBOR + 0.300%)
19,500,000	0.505		07/30/21	19,509,165
(SOFR + 0.450%)
13,100,000	0.460		09/28/23	13,154,627
Truist Bank(b)(c) (SOFR + 0.730%)
16,760,000	0.741		03/09/23	16,901,957
Truist Financial Corp.(b)(c) (3M USD LIBOR + 0.650%)
10,000,000	0.888		04/01/22	10,054,300
UBS AG(a)
17,500,000	1.750	(b)	04/21/22	17,740,625
(SOFR + 0.360%)
68,250,000	0.378	(c)	02/09/24	68,073,915
US Bank NA(b)(c) (3M USD LIBOR + 0.440%)
6,500,000	0.615		05/23/22	6,524,440
Wells Fargo Bank NA(b)(c) (3M USD LIBOR + 0.650%)
33,000,000	2.082		09/09/22	33,239,910
Westpac Banking Corp.(c)
(3M USD LIBOR + 0.850%)
18,690,000	1.075		01/11/22	18,803,822
(3M USD LIBOR + 0.390%)
25,000,000	0.615		01/13/23	25,112,250

				1,454,721,559

Biotechnology(b)(c) – 0.4%
Gilead Sciences, Inc. (3M USD LIBOR + 0.520%)
22,250,000	0.713		09/29/23	22,275,365

Computers(b) – 0.4%
Hewlett Packard Enterprise Co.
(3M USD LIBOR + 0.720%)
19,233,000	0.958	(c)	10/05/21	19,227,614
6,473,000	4.400		10/15/22	6,807,719

				26,035,333

Corporate Obligations – (continued)
Diversified Financial Services – 3.2%
AIG Global Funding(a)(c) (SOFR + 0.380%)
29,248,000	0.390		12/15/23	29,279,880
Air Lease Corp.
22,940,000	3.375		06/01/21	23,042,312
13,140,000	3.750	(b)	02/01/22	13,412,918
6,300,000	2.625	(b)	07/01/22	6,438,348
American Express Co.(b)
13,551,000	3.375		05/17/21	13,563,060
13,038,000	3.700		11/05/21	13,257,430
(3M USD LIBOR + 0.620%)
20,000,000	0.802	(c)	05/20/22	20,102,400
Capital One Financial Corp.(b)(c) (3M USD LIBOR + 0.950%)
15,000,000	1.135		03/09/22	15,100,950
ICBCIL Finance Co, Ltd.(c) (3M USD LIBOR + 0.950%)
6,000,000	1.144		05/15/21	5,996,340
Intercontinental Exchange, Inc.(b)(c) (3M USD LIBOR + 0.650%)
30,000,000	0.834		06/15/23	30,050,100
The Charles Schwab Corp.(b)(c) (SOFR + 0.500%)
27,900,000	0.510		03/18/24	28,057,914

				198,301,652

Electrical – 2.1%
American Electric Power Co., Inc.(b)(c) (3M USD LIBOR + 0.480%)
19,375,000	0.685		11/01/23	19,396,894
Dominion Energy, Inc.(b)(c) (3M USD LIBOR + 0.530%)
20,500,000	0.714		09/15/23	20,531,160
Duke Energy Progress LLC(b)(c) (3M USD LIBOR + 0.180%)
14,400,000	0.369		02/18/22	14,394,096
Enel Finance International NV(a)
3,640,000	2.875		05/25/22	3,734,931
Florida Power & Light Co.(b)(c) (3M USD LIBOR + 0.380%)
14,075,000	0.599		07/28/23	14,076,548
NextEra Energy Capital Holdings, Inc.
(3M USD LIBOR + 0.270%)
32,270,000	0.452	(b)(c)	02/22/23	32,271,291
(SOFR + 0.540%)
6,860,000	0.550	(c)	03/01/23	6,876,052
15,460,000	0.650		03/01/23	15,506,844
Tucson Electric Power Co.(b)
3,379,000	5.150		11/15/21	3,434,247

				130,222,063

Electronics(b) – 0.4%
Honeywell International, Inc.
24,055,000	0.483		08/19/22	24,072,320

Gas(b) – 1.4%
Atmos Energy Corp.
(3M USD LIBOR + 0.380%)
18,454,000	0.565	(c)	03/09/23	18,455,845
10,203,000	0.625		03/09/23	10,208,102
CenterPoint Energy Resources Corp.
(3M USD LIBOR + 0.500%)
33,450,000	0.684	(c)	03/02/23	33,450,669
25,590,000	0.700		03/02/23	25,586,929

				87,701,545

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Healthcare Providers & Services(b) – 0.1%
Aetna, Inc.
$6,919,000	2.750%		11/15/22	$7,126,362

Insurance – 3.6%
Athene Global Funding(a)(c) (3M USD LIBOR + 0.730%)
60,750,000	0.964		01/08/24	60,892,763
Jackson National Life Global Funding(a)(c)
(3M USD LIBOR + 0.480%)
25,000,000	0.657		06/11/21	25,021,000
(SOFR + 0.600%)
50,000,000	0.640		01/06/23	50,242,000
Metropolitan Life Global Funding I(a)(c)
(SOFR + 0.570%)
41,000,000	0.603		01/13/23	41,234,930
(SOFR + 0.320%)
20,000,000	0.358		01/07/24	20,032,800
Protective Life Global Funding(a)
17,255,000	3.397		06/28/21	17,380,616
4,194,000	1.999		09/14/21	4,226,713
Reinsurance Group of America, Inc.
9,125,000	5.000		06/01/21	9,189,970

				228,220,792

Internet(b) – 0.2%
Alibaba Group Holding Ltd.
13,527,000	3.125		11/28/21	13,707,991

Machinery – Construction & Mining – 0.3%
Caterpillar Financial Services Corp.
13,030,000	2.750		08/20/21	13,151,961
8,220,000	0.950		05/13/22	8,282,883

				21,434,844

Mining(a) – 0.1%
Glencore Finance Canada Ltd.
7,166,000	4.250		10/25/22	7,546,013

Miscellaneous Manufacturing(c) – 1.0%
General Electric Co. (3M USD LIBOR + 1.000%)
2,635,000	1.184		03/15/23	2,666,119
Siemens Financieringsmaatschappij NV(a) (SOFR + 0.430%)
57,692,000	0.440		03/11/24	57,825,846

				60,491,965

Packaging(b) – 0.1%
Amcor Flexibles North America, Inc.
6,712,000	4.500		10/15/21	6,781,201

Pharmaceuticals – 2.1%
AbbVie, Inc.
(3M USD LIBOR + 0.460%)
21,142,000	0.641	(c)	11/19/21	21,173,713
28,869,000	2.900		11/06/22	29,946,968
AmerisourceBergen Corp.(b)
24,360,000	0.737		03/15/23	24,381,437
Bayer US Finance II LLC(a)(b)
27,750,000	3.500		06/25/21	27,870,713
Bayer US Finance LLC(a)
25,413,000	3.000		10/08/21	25,748,960

				129,121,791

Corporate Obligations – (continued)
Pipelines – 0.9%
Enbridge, Inc.(c) (SOFR + 0.400%)
13,899,000	0.413		02/17/23	13,922,212
MPLX LP(b) (3M USD LIBOR + 1.100%)
33,000,000	1.285	(c)	09/09/22	33,014,850
6,530,000	3.500		12/01/22	6,821,956

				53,759,018

Retailing(a)(b) – 0.7%
7-Eleven, Inc. (3M USD LIBOR + 0.450%)
19,737,000	0.645	(c)	08/10/22	19,755,947
23,409,000	0.625		02/10/23	23,426,323

				43,182,270

Semiconductors(b) – 0.0%
Intel Corp.
2,000,000	1.700		05/19/21	2,002,340

Software – 0.6%
Fidelity National Information Services, Inc.
38,310,000	0.375		03/01/23	38,198,518

Telecommunication Services – 1.8%
AT&T, Inc.(b)(c) (SOFR + 0.640%)
30,900,000	0.650		03/25/24	30,929,355
NTT Finance Corp.(a)
50,011,000	0.373		03/03/23	50,006,999
Verizon Communications, Inc.(c) (SOFR + 0.500%)
32,950,000	0.510		03/22/24	33,039,624

				113,975,978

TOTAL CORPORATE OBLIGATIONS
(Cost $2,860,991,560)				$2,867,866,568

Municipal Debt Obligations – 0.2%
Connecticut(b) – 0.0%
Connecticut State GO Taxable Series 2020
$1,475,000	3.000%		07/01/21	$1,484,622

Pennsylvania – 0.2%
Philadelphia School District Tax & Revenue Anticipation Notes Series 2020
10,245,000	4.000		06/30/21	10,343,213

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $11,812,754)				$11,827,835

Shares	Dividend Rate	Value

Investment Company(d) – 17.4%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,093,711,993	0.036%	$1,093,711,993
(Cost $1,093,711,993)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $3,966,516,307)		$3,973,406,396

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

Short-term Investments – 37.7%
Certificates of Deposit – 11.5%
Bank Of America NA
$30,000,000	0.360%		01/10/22	$30,000,838
Bank of Montreal(c) (3M USD LIBOR + 0.040%)
12,900,000	0.278		10/01/21	12,901,912
Barclays Bank PLC
20,000,000	0.350		12/31/21	20,011,858
Canadian Imperial Bank of Commerce(c) (3M USD LIBOR + 0.160%)
13,500,000	0.353		08/06/21	13,506,802
Credit Agricole Corporate & Investment Bank(c) (3M USD LIBOR + 0.480%)
30,000,000	0.663		09/10/21	30,062,356
Credit Suisse AG
58,000,000	0.590		03/17/23	58,056,493
Deutsche Bank AG
24,281,000	0.720		11/08/21	24,294,634
DZ Bank AG Deutsche Zentral-Genossenschaftsbank(c) (3M USD LIBOR + 0.200%)
25,000,000	0.392		02/17/22	25,010,810
First Abu Dhabi Bank USA NV(c) (3M USD LIBOR + 0.170%)
26,370,000	0.354		12/14/21	26,382,799
HSBC Bank USA NA
27,000,000	0.370		12/03/21	27,029,550
Landesbank Baden-Wuerttemberg
30,200,000	0.270		04/16/21	30,202,240
Lloyds Bank Corporate Markets PLC(c)
(3M USD LIBOR + 0.100%)
4,200,000	0.284		09/15/21	4,200,938
(SOFR + 0.650%)
24,400,000	0.710		08/17/22	24,547,083
MUFG Bank Ltd.
25,850,000	0.230		10/28/21	25,856,042
National Bank Of Kuwait SAKP
15,325,000	0.320		06/04/21	15,326,990
35,000,000	0.400		06/14/21	35,009,815
12,583,000	0.320		06/25/21	12,584,111
47,000,000	0.390		11/16/21	47,011,336
Natixis SA(c)
27,000,000	0.315		12/09/21	27,016,518
Nordea Bank AB NY (3M USD LIBOR + 0.320%)
4,600,000	0.515	(c)	05/05/21	4,601,320
45,327,000	0.300		01/27/23	45,454,773
Norinchukin Bank NY
30,000,000	0.300		05/20/21	30,007,785
23,000,000	0.300		05/27/21	23,006,622
9,863,000	0.250		11/04/21	9,864,367
19,000,000	0.370		12/03/21	19,018,316
Sumitomo Mitsui Banking Corp.
10,000,000	0.230		06/02/21	10,001,696
(3M USD LIBOR + 0.370%)
23,250,000	0.565	(c)	11/05/21	23,294,711
24,550,000	0.700		07/08/22	24,561,764
Sumitomo Mitsui Trust Bank Ltd.
8,100,000	0.230		05/06/21	8,101,004
Toronto Dominion Bank(b)(c) (SOFR + 0.120%)
30,175,000	0.210		02/16/22	30,179,038

				717,104,521

Short-term Investments – (continued)
Commercial Paper – 24.4%
Agricultural Bank China(e)
12,100,000	0.000		04/07/21	12,099,647
23,053,000	0.000		05/12/21	23,047,406
30,000,000	0.000		05/24/21	29,990,280
Albion Capital Corp.(e)
16,646,000	0.000		04/27/21	16,644,302
American Honda Finance Corp.(e)
20,750,000	0.000		04/06/21	20,749,589
12,000,000	0.000		04/09/21	11,999,640
Antalis S.A(e)
30,000,000	0.000		04/05/21	29,999,650
7,270,000	0.000		04/08/21	7,269,850
12,142,000	0.000		04/14/21	12,141,495
15,099,000	0.000		05/06/21	15,097,067
23,918,000	0.000		07/06/21	23,905,775
AT&T, Inc.(e)
24,965,000	0.000		12/14/21	24,909,894
Atlantic Asset Securitization Corp.(e)
37,830,000	0.000		07/20/21	37,810,987
Banco Santander SA(e)
24,500,000	0.000		08/24/21	24,483,109
Bank Of China Ltd.(e)
15,666,000	0.000		06/02/21	15,660,764
52,900,000	0.000		11/19/21	52,779,824
Barclays Capital, Inc.(e)
18,000,000	0.000		01/24/22	17,960,682
BAT International Finance PLC(e)
14,533,000	0.000		04/26/21	14,531,163
Chesham Finance/ Chesh LLC(e)
135,000,000	0.000		04/01/21	134,999,726
19,000,000	0.000		06/09/21	18,994,348
China Construction Banking Corp.(e)
13,091,000	0.000		04/26/21	13,089,431
17,912,000	0.000		04/12/21	17,911,301
16,452,000	0.000		06/23/21	16,442,633
16,541,000	0.000		08/03/21	16,525,493
CNPC Finance(e)
125,000,000	0.000		04/06/21	124,994,500
Collateralized Commercial Paper V Co. LLC(e)
7,923,000	0.000		04/21/21	7,922,445
Enel Finance America(e)
50,000,000	0.000		02/17/22	49,838,500
First Abu Dhabi Bank PJSC(e)
14,984,000	0.000		05/19/21	14,981,695
20,000,000	0.000		08/27/21	19,986,838
Gotham Funding Corp.(e)
29,653,000	0.000		07/21/21	29,637,870
HSBC Bank PLC(e)
10,603,000	0.000		08/03/21	10,594,312
Industrial & Commercial Bank of China Ltd.(e)
18,145,000	0.000		06/15/21	18,137,262
11,579,000	0.000		06/22/21	11,573,234
20,500,000	0.000		05/07/21	20,497,219
15,000,000	0.000		05/17/21	14,997,102
Intercontinental Exchange, Inc.(e)
7,600,000	0.000		06/24/21	7,594,064

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – (continued)
Commercial Paper – (continued)
Ionic Capital II Trust(e)
$52,700,000	0.000%	04/23/21	$52,695,253
30,000,000	0.000	06/04/21	29,990,142
KFW International Finance, Inc.(e)
20,000,000	0.000	06/04/21	19,995,956
Landesbank Baden-Wur(e)
39,000,000	0.000	05/24/21	38,992,161
Lime Funding(e)
63,250,000	0.000	05/05/21	63,241,821
Matchpoint Finance PLC(e)
70,626,000	0.000	07/26/21	70,588,356
NatWest Markets PLC(e)
4,000,000	0.000	01/18/22	3,990,233
31,000,000	0.000	01/19/22	30,924,050
Norinchukin Bank NY
17,125,000	0.300	06/01/21	17,130,216
Pure Grove Funding(e)
25,000,000	0.000	07/27/21	24,984,840
Ridgefield Funding Co.(e)
49,383,000	0.000	07/08/21	49,361,136
Royal Bank of Canada(e)
10,000,000	0.000	11/30/21	9,990,104
Shell International Finance B.V.(e)
25,000,000	0.000	06/14/21	24,993,490
Societe Generale SA(e)
40,000,000	0.000	06/28/21	39,983,200
13,485,000	0.000	12/06/21	13,468,331
15,500,000	0.000	12/13/21	15,470,054
Sumitomo Mitsui Trust Bank Ltd.(e)
40,000,000	0.000	05/28/21	39,992,331
Svenska Handelsbanken(e)
20,147,000	0.000	12/08/21	20,118,512
Volkswagen Group of America Finance LLC(e)
24,830,000	0.000	11/10/21	24,747,807

			1,530,457,090

Repurchase Agreements – 1.8%
Wells Fargo
65,000,000	0.220	4/7/2021	65,000,000
Maturity Value: $65,002,781
Next Reset Date : 04/01/21
Collateralized by various mortgage obligations, 0.000% to 6.375%, due 04/23/21 – 10/06/2070. The aggregate market value of the collateral, including accrued interest, was $68,263,792
50,000,000	0.170	4/1/2021	50,000,000

Short-term Investments – (continued)
Repurchase Agreements – (continued)
Maturity Value: $50,000,236
Next Reset Date: 04/01/21
Collateralized by various mortgage obligations, 0.000% to 3.850%, due 04/23/21 – 10/15/30. The aggregate market value of the collateral, including accrued interest, was $52,500,003

(Cost $115,000,000)			115,000,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $2,361,607,916)			$2,362,561,611

TOTAL INVESTMENTS – 101.1%
(Cost $6,328,124,223)			$6,335,968,007

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.1)%			(71,068,248)

NET ASSETS – 100.0%			$6,264,899,759

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2021.

(d)	Represents an affiliated issuer.

(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Currency Abbreviations:
USD	—U.S. Dollar

Investment Abbreviations:
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
SOFR	—Secured Overnight Funding Rate

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Assets and Liabilities

March 31, 2021

	Enhanced Income Fund	Government Income Fund	High Quality Floating Rate Fund
Assets:
Investments of unaffiliated issuers, at value (cost $660,393,934, $314,715,107 and $185,880,879, respectively)	$664,913,182	$320,081,134	$186,269,823
Investments of affiliated issuers, at value (cost $9,089, $55,603,927 and $0, respectively)	9,104	55,603,927	—
Purchased options, at value (premium paid $0, $95,928 and $0, respectively)	—	280,921	—
Cash	7,709,440	4,590,851	36,592,661
Variation margin on futures contracts	155,993	44,129	24,146
Variation margin on swaps contracts	—	7,484	4,437
Receivables:
Interest and dividends	2,452,185	1,018,577	154,992
Fund shares sold	1,608,550	238,382	2,834,207
Reimbursement from investment adviser	23,749	93,423	50,403
Investments sold	—	—	267,420
Investments sold on an extended-settlement basis	—	107,620,466	—
Collateral on certain derivative contracts(a)	—	335,336	34,015
Other assets	21,168	45,599	36,876
Total assets	676,893,371	489,960,229	226,268,980

Liabilities:
Written option contracts, at value (premium received $0, $95,928 and $0, respectively)	—	335,110	—
Forward sale contracts, at value (proceeds receivable $0, $14,526,797 and $0, respectively)	—	14,564,068	—
Payables:
Investments purchased	2,999,360	1,983	—
Investments purchased on an extended — settlement basis	2,024,109	172,172,285	—
Fund shares redeemed	154,346	377,265	34,740
Management fees	141,841	121,977	57,659
Distribution and Service fees and Transfer Agency fees	23,651	39,609	7,920
Income distributions	5,139	35,582	—
Accrued expenses and other liabilities	323,984	352,734	289,175
Total liabilities	5,672,430	188,000,613	389,494

Net Assets:
Paid-in capital	670,017,801	299,788,583	234,053,885
Total distributable earnings (loss)	1,203,140	2,171,033	(8,174,399)
NET ASSETS	$671,220,941	$301,959,616	$225,879,486
Net Assets:
Class A	$15,097,603	$74,473,257	$6,791,096
Class C	—	2,419,605	—
Administration	16,333,060	—	—
Institutional	299,843,919	148,149,622	90,108,893
Service	—	32,691,988	50,562
Investor	9,183,530	6,459,053	2,790,366
Class R6	36,558,084	10,019,441	4,582,426
Class R	—	14,021,156	—
Class P	294,204,745	13,725,494	121,556,143
Total Net Assets	$671,220,941	$301,959,616	$225,879,486
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	1,578,689	4,919,369	780,166
Class C	—	159,821	—
Administration	1,705,873	—	—
Institutional	31,392,521	9,801,228	10,355,852
Service	—	2,165,282	5,788
Investor	962,547	426,823	321,408
Class R6	3,827,371	663,069	526,241
Class R	—	927,246	—
Class P	30,802,828	908,309	13,956,330
Net asset value, offering and redemption price per share:(b)
Class A	$9.56	$15.14	$8.70
Class C	—	15.14	—
Administration	9.57	—	—
Institutional	9.55	15.12	8.70
Service	—	15.10	8.74
Investor	9.54	15.13	8.68
Class R6	9.55	15.11	8.71
Class R	—	15.12	—
Class P	9.55	15.11	8.71

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Swaps	TBA
Government Income	$65,336	$270,000
High Quality Floating Rate	34,015	—

(b)	Maximum public offering price per share for Class A shares of the Government Income Fund is $15.73. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Assets and Liabilities (continued)

March 31, 2021

	Inflation Protected Securities Fund	Short Duration Government Fund	Short Duration Income Fund
Assets:
Investments of unaffiliated issuers, at value (cost $479,706,895, $1,182,509,819 and $2,468,757,928, respectively)	$507,917,819	$1,191,171,965	$2,491,225,031
Investments of affiliated issuers, at value (cost $0, $0 and $101,924,245, respectively)	—	—	103,015,052
Purchased options, at value (premium paid $73,465, $0 and $257,707, respectively)	210,303	—	312,621
Cash	5,003,701	10,822,073	38,542,177
Foreign currencies, at value (cost $0, $0 and $11,239, respectively)	—	—	47,709
Unrealized gain on swap contracts	—	—	1,901,503
Unrealized gain on forward foreign currency exchange contracts	—	—	3,388,939
Variation margin on futures contracts	—	550,722	—
Variation margin on swaps contracts	34,307	21,299	1,146,039
Receivables:
Collateral on certain derivative contracts(a)	1,111,232	1,146,324	31,948,993
Fund shares sold	1,102,011	1,678,578	3,917,830
Interest and dividends	523,761	2,393,175	15,696,877
Reimbursement from investment adviser	53,313	72,742	76,033
Investments sold	—	28,933	—
Investments sold on an extended-settlement basis	—	116,996,836	124,000,849
Other assets	41,206	50,076	90,634

Total assets	515,997,653	1,324,932,723	2,815,310,287

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	—	—	2,497,680
Variation margin on futures contracts	37,784	—	439,770
Written option contracts, at value (premium received $73,465, $0 and $335,099, respectively)	248,555	—	397,198
Forward sale contracts, at value (proceeds receivable $0, $13,383,594 and $1,077,188, respectively)	—	13,415,103	1,081,710
Payables:
Investments purchased	—	—	7,029,636
Investments purchased on an extended — settlement basis	—	266,594,512	318,312,625
Fund shares redeemed	914,259	1,393,655	4,066,750
Management fees	112,846	386,115	754,219
Distribution and Service fees and Transfer Agency fees	50,950	74,114	92,906
Upfront payments received on swap contracts	—	—	3,809,137
Income distributions	—	64,577	145,481
Due to broker — upfront payment	—	—	425,548
Accrued expenses	270,531	425,165	561,774

Total liabilities	1,634,925	282,353,241	339,614,434

Net Assets:
Paid-in capital	496,770,673	1,067,485,772	2,463,890,456
Total distributable earnings (loss)	17,592,055	(24,906,290)	11,805,397

NET ASSETS	$514,362,728	$1,042,579,482	$2,475,695,853
Net Assets:
Class A	$69,090,174	$105,603,996	$82,370,490
Class C	2,374,248	13,684,999	2,556,171
Institutional	194,075,580	510,540,759	276,641,363
Service	—	20,016,252	—
Investor	74,650,276	38,957,530	25,578,505
Class R6	107,353,844	16,028,667	7,944,475
Class R	17,051,634	—	183,633
Class P	49,766,972	337,747,279	2,080,421,216

Total Net Assets	$514,362,728	$1,042,579,482	$2,475,695,853
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	6,086,749	10,559,890	8,116,521
Class C	213,606	1,377,603	251,925
Institutional	16,869,688	51,230,182	27,212,464
Service	—	2,010,714	—
Investor	6,531,114	3,892,408	2,517,006
Class R6	9,338,966	1,608,046	782,037
Class R	1,509,761	—	18,067
Class P	4,327,112	33,899,248	204,740,585
Net asset value, offering and redemption price per share:(b)
Class A	$11.35	$10.00	$10.15
Class C	11.12	9.93	10.15
Institutional	11.50	9.97	10.17
Service	—	9.95	—
Investor	11.43	10.01	10.16
Class R6	11.50	9.97	10.16
Class R	11.29	—	10.16
Class P	11.50	9.96	10.16

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Forward Foreign Currency	Futures	Swaps	TBA
Inflation Protected Securities	$—	$—	$1,111,232	$—
Short Duration Government	—	—	296,324	850,000
Short Duration Income	3,030,000	41,461	27,507,532	1,370,000

(b)	Maximum public offering price per share for Class A Shares of the Inflation Protected Securities, Short Duration Government and Short Duration Income Funds is $11.79, $10.15 and $10.30, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement of Assets and Liabilities (continued)

March 31, 2021

Short-Term Conservative Income Fund
Assets:
Investments of unaffiliated issuers, at value (cost $5,234,412,230)	$5,242,256,014
Investments of affiliated issuers, at value (cost $1,093,711,993)	1,093,711,993
Cash	6,237,308
Receivables:
Fund shares sold	46,192,748
Interest and dividends	9,028,054
Reimbursement from investment adviser	65,789
Other assets	104,912
Total assets	6,397,596,818

Liabilities:
Payables:
Investments purchased	87,184,849
Investments purchased on an extended — settlement basis	38,960,000
Fund shares redeemed	4,930,612
Management fees	878,133
Distribution and Service fees and Transfer Agency fees	210,902
Income distributions	34,500
Accrued expenses	498,063
Total liabilities	132,697,059

Net Assets:
Paid-in capital	6,263,204,761
Total distributable earnings	1,694,998
NET ASSETS	$6,264,899,759
Net Assets:
Class A	$122,561,572
Administration	27,128
Preferred	27,020
Institutional	2,598,106,845
Investor	94,681,816
Class R6	313,236,225
Class P	3,136,259,153
Total Net Assets	$6,264,899,759
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	12,173,857
Administration	2,694
Preferred	2,684
Institutional	257,900,584
Investor	9,400,195
Class R6	31,084,801
Class P	311,588,038
Net asset value, offering and redemption price per share:
Class A	$10.07
Administration	10.07
Preferred	10.07
Institutional	10.07
Investor	10.07
Class R6	10.08
Class P	10.07

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Operations

For the Fiscal Year Ended March 31, 2021

	Enhanced Income Fund	Government Income Fund	High Quality Floating Rate Fund
Investment income:

Interest	$8,626,803	$4,336,464	$1,899,261

Dividends — unaffiliated issuers	104,993	—	—

Dividends — affiliated issuers	22,527	64,382	—

Total investment income	8,754,323	4,400,846	1,899,261

Expenses:

Management fees	1,381,734	1,847,858	682,101

Transfer Agency fees(a)	204,355	225,410	83,629

Professional fees	173,945	182,759	183,819

Custody, accounting and administrative services	138,057	96,541	98,611

Registration fees	96,992	132,192	90,881

Printing and mailing costs	39,687	120,968	26,920

Trustee fees	19,843	19,478	19,273

Distribution and Service (12b-1) fees(a)	17,234	395,057	10,618

Shareholder Administration fees — Service Shares	13,177	90,437	126

Service fees — Class C	—	10,591	—

Other	23,609	14,695	13,389

Total expenses	2,108,633	3,135,986	1,209,367

Less — expense reductions	(203,591)	(769,360)	(402,107)

Net expenses	1,905,042	2,366,626	807,260

NET INVESTMENT INCOME	6,849,281	2,034,220	1,092,001

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	2,604,434	4,831,162	(255,346)

Investment — affiliated issuers	(1,582)	—	—

Purchased options	—	78,342	—

Futures contracts	(1,956,219)	1,298,228	(159,950)

Written options	—	176,232	—

Swap contracts	—	55,112	31,625

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	10,819,009	(14,528,248)	8,067,523

Investments — affiliated issuers	1,597	—	—

Purchased options	—	235,946	—

Futures contracts	4,206,731	1,482,203	459,511

Written options	—	(275,833)	—

Swap contracts	—	1,828	5,995

Net realized and unrealized gain (loss)	15,673,970	(6,645,028)	8,149,358

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$22,523,251	$(4,610,808)	$9,241,359

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Administration	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Enhanced Income	$17,234	$—	$—	$—	$14,042	$2,108	$—	$80,117	$—	$9,801	$13,858	$—	$84,429
Government Income	192,916	31,774	90,437	79,930	94,452	—	5,212	71,332	14,470	12,319	3,448	19,612	4,565
High Quality Floating Rate	10,492	—	126	—	8,578	—	—	34,381	20	3,360	428	—	36,862

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Operations (continued)

For the Fiscal Year Ended March 31, 2021

	Inflation Protected Securities Fund	Short Duration Government Fund	Short Duration Income Fund
Investment income:

Interest	$6,944,608	$9,116,831	$32,473,658

Dividends — affiliated issuers	8,866	81,394	1,296,949

Dividends — unaffiliated issuers	—	—	178,871

Total investment income	6,953,474	9,198,225	33,949,478

Expenses:

Management fees	1,157,295	4,375,230	6,434,182

Transfer Agency fees(a)	277,465	488,563	574,594

Distribution and Service (12b-1) fees(a)	260,875	416,844	140,310

Professional fees	155,138	190,549	251,017

Registration fees	115,383	133,587	147,598

Custody, accounting and administrative services	107,439	106,250	289,100

Printing and mailing costs	82,378	79,087	62,243

Trustee fees	19,638	20,441	21,739

Service fees — Class C	5,993	38,633	4,475

Shareholder Administration fees — Service Shares	—	48,146	—

Prime Broker Fees	—	—	13,319

Other	24,892	49,656	37,846

Total expenses	2,206,496	5,946,986	7,976,423

Less — expense reductions	(326,164)	(832,021)	(897,471)

Net expenses	1,880,332	5,114,965	7,078,952

NET INVESTMENT INCOME	5,073,142	4,083,260	26,870,526

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	6,528,294	9,405,774	6,434,369

Purchased options	36,738	—	(200,353)

Futures contracts	1,047,400	8,289,231	(9,755,741)

Written options	260,393	—	1,475,966

Swap contracts	(566,400)	137,464	(6,013,697)

Forward foreign currency exchange contracts	—	—	89,950

Foreign currency transactions	—	—	(109,619)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	10,871,170	(15,924,293)	40,674,176

Investments — affiliated issuers	—	—	1,090,807

Purchased options	193,064	—	54,914

Futures contracts	(578,595)	7,694,122	(6,164,773)

Written options	(220,126)	—	(87,840)

Swap contracts	3,103,998	(18,655)	9,250,787

Forward foreign currency exchange contracts	—	—	1,209,696

Foreign currency translation	—	—	45,317

Net realized and unrealized gain (loss)	20,675,936	9,583,643	37,993,959

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$25,749,078	$13,666,903	$64,864,485

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Inflation Protected Securities	$158,551	$17,980	$—	$84,344	$77,483	$2,934	$76,096	$—	$64,562	$22,678	$20,660	$13,052
Short Duration Government	252,798	115,900	48,146	—	123,656	18,908	175,659	7,703	47,617	4,280	—	110,740
Short Duration Income	120,610	13,426	—	6,274	58,286	2,179	42,737	—	16,333	1,653	1,510	451,896

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statement of Operations (continued)

For the Fiscal Year Ended March 31, 2021

Short-Term Conservative Income Fund
Investment income:

Interest (net of foreign withholding taxes of $11,359)	$41,266,835

Dividends — affiliated issuers	631,484

Total investment income	41,898,319

Expenses:

Management fees	12,181,209

Transfer Agency fees(a)	1,854,673

Registration fees	305,015

Custody, accounting and administrative services	256,992

Distribution and Service (12b-1) fees(a)	146,499

Professional fees	139,803

Printing and mailing costs	120,345

Trustee fees	26,729

Other	89,088

Total expenses	15,120,353

Less — expense reductions	(4,387,535)

Net expenses	10,732,818

NET INVESTMENT INCOME	31,165,501

Realized and unrealized gain (loss):

Net realized gain from:

Investments — unaffiliated issuers	476,977

Investment — affiliated issuers	136,057

Net change in unrealized gain on:

Investments — unaffiliated issuers	74,277,338

Investments — affiliated issuers	201,271

Net realized and unrealized gain	75,091,643

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$106,257,144

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees			Transfer Agency Fees
Fund	Class A	Administration	Preferred	Class A	Administration	Preferred	Institutional	Investor	Class R6	Class P
Short-Term Conservative Income	$145,740	$748	$11	$118,212	$126	$11	$740,666	$157,341	$86,677	$751,640

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Enhanced Income Fund		Government Income Fund
	For the Fiscal Year Ended March 31, 2021	For the Fiscal Year Ended March 31, 2020	For the Fiscal Year Ended March 31, 2021	For the Fiscal Year Ended March 31, 2020
From operations:

Net investment income	$6,849,281	$11,359,455	$2,034,220	$4,968,461

Net realized gain (loss)	646,633	(1,192,890)	6,439,076	6,080,085

Net change in unrealized gain (loss)	15,027,337	(8,974,467)	(13,084,104)	15,352,521
Net increase (decrease) in net assets resulting from operations	22,523,251	1,192,098	(4,610,808)	26,401,067

Distributions to shareholders:

From distributable earnings:

Class A Shares	(120,708)	(261,881)	(759,355)	(1,675,580)

Class C Shares	—	—	(10,673)	(46,557)

Administration Shares	(51,718)	(70,531)	—	—

Institutional Shares	(2,509,033)	(5,541,448)	(2,311,556)	(3,158,981)

Service Shares	—	—	(289,300)	(658,954)

Investor Shares	(96,923)	(186,385)	(125,555)	(43,226)

Class R6 Shares	(624,825)	(1,172,754)	(149,544)	(200,189)

Class R Shares	—	—	(118,477)	(346,718)

Class P Shares	(3,486,187)	(4,149,291)	(198,473)	(265,702)

Total distributions to shareholders	(6,889,394)	(11,382,290)	(3,962,933)	(6,395,907)

From share transactions:

Proceeds from sales of shares	720,386,129	140,488,430	205,093,759	157,586,953

Reinvestment of distributions	6,652,987	9,943,703	3,543,509	5,567,628

Cost of shares redeemed	(471,360,497)	(260,972,104)	(246,580,940)	(137,962,450)

Net increase (decrease) in net assets resulting from share transactions	255,678,619	(110,539,971)	(37,943,672)	25,192,131

TOTAL INCREASE (DECREASE)	271,312,476	(120,730,163)	(46,517,413)	45,197,291

Net assets:

Beginning of year	399,908,465	520,638,628	348,477,029	303,279,738

End of year	$671,220,941	$399,908,465	$301,959,616	$348,477,029

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	High Quality Floating Rate Fund		Inflation Protected Securities Fund
	For the Fiscal Year Ended March 31, 2021	For the Fiscal Year Ended March 31, 2020	For the Fiscal Year Ended March 31, 2021	For the Fiscal Year Ended March 31, 2020
From operations:

Net investment income	$1,092,001	$8,324,312	$5,073,142	$10,529,529

Net realized gain (loss)	(383,671)	(1,615,749)	7,306,425	4,488,882

Net change in unrealized gain (loss)	8,533,029	(7,417,393)	13,369,511	8,135,678
Net increase (decrease) in net assets resulting from operations	9,241,359	(708,830)	25,749,078	23,154,089

Distributions to shareholders:

From distributable earnings:

Class A Shares	(32,059)	(193,737)	(550,621)	(1,285,840)

Class C Shares	—	—	(11,694)	(56,365)

Institutional Shares	(559,435)	(1,702,124)	(2,157,807)	(4,276,401)

Service Shares	(128)	(1,847)	—	—

Investor Shares	(16,843)	(219,902)	(632,930)	(530,726)

Class R6 Shares	(13,847)	(78,961)	(961,060)	(1,214,934)

Class R Shares	—	—	(97,717)	(344,350)

Class P Shares	(847,526)	(6,313,919)	(536,625)	(2,470,173)

Return of capital:

Class A Shares	(1,481)	—	—	—

Institutional Shares	(25,845)	—	—	—

Service Shares	(6)	—	—	—

Investor Shares	(778)	—	—	—

Class R6 Shares	(640)	—	—	—

Class P Shares	(39,154)	—	—	—

Total distributions to shareholders	(1,537,742)	(8,510,490)	(4,948,454)	(10,178,789)

From share transactions:

Proceeds from sales of shares	109,788,699	134,041,858	318,346,586	172,739,162

Reinvestment of distributions	1,201,789	7,698,518	3,670,938	7,613,377

Cost of shares redeemed	(132,782,961)	(363,671,237)	(177,498,674)	(254,941,275)

Net increase (decrease) in net assets resulting from share transactions	(21,792,473)	(221,930,861)	144,518,850	(74,588,736)

TOTAL INCREASE (DECREASE)	(14,088,856)	(231,150,181)	165,319,474	(61,613,436)

Net assets:

Beginning of year	239,968,342	471,118,523	349,043,254	410,656,690

End of year	$225,879,486	$239,968,342	$514,362,728	$349,043,254

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	Short Duration Government Fund		Short Duration Income Fund
	For the Fiscal Year Ended March 31, 2021	For the Fiscal Year Ended March 31, 2020	For the Fiscal Year Ended March 31, 2021	For the Fiscal Year Ended March 31, 2020
From operations:

Net investment income	$4,083,260	$14,918,119	$26,870,526	$19,835,938

Net realized gain (loss)	17,832,469	(797,757)	(8,079,125)	11,227,626

Net change in unrealized gain (loss)	(8,248,826)	24,943,062	46,073,084	(21,301,266)
Net increase in net assets resulting from operations	13,666,903	39,063,424	64,864,485	9,762,298

Distributions to shareholders:

From distributable earnings:

Class A Shares	(861,776)	(1,612,658)	(771,815)	(204,392)

Class C Shares	(70,744)	(218,634)	(22,664)	(29,030)

Institutional Shares	(5,143,717)	(8,506,675)	(2,034,569)	(1,621,428)

Service Shares	(133,534)	(345,618)	—	—

Investor Shares	(435,851)	(683,357)	(247,958)	(427,011)

Class R6 Shares	(170,252)	(154,121)	(104,703)	(31,178)

Class R Shares	—	—	(18,206)	(2,544)

Class P Shares	(4,446,845)	(9,818,952)	(29,351,619)	(16,907,067)

Return of capital:

Class A Shares	—	—	(53,926)	(35,902)

Class C Shares	—	—	(1,584)	(5,099)

Institutional Shares	—	—	(142,152)	(284,803)

Investor Shares	—	—	(17,325)	(75,005)

Class R6 Shares	—	—	(7,316)	(5,477)

Class R Shares	—	—	(1,272)	(447)

Class P Shares	—	—	(2,050,761)	(2,969,733)

Total distributions to shareholders	(11,262,719)	(21,340,015)	(34,825,870)	(22,599,116)

From share transactions:

Proceeds from sales of shares	688,933,956	358,156,062	2,601,090,485	500,444,296

Reinvestment of distributions	10,453,449	19,215,179	34,632,499	22,238,452

Cost of shares redeemed	(518,632,326)	(541,056,490)	(1,002,962,743)	(394,786,334)

Net increase (decrease) in net assets resulting from share transactions	180,755,079	(163,685,249)	1,632,760,241	127,896,414

TOTAL INCREASE (DECREASE)	183,159,263	(145,961,840)	1,662,798,856	115,059,596

Net assets:

Beginning of year	859,420,219	1,005,382,059	812,896,997	697,837,401

End of year	$1,042,579,482	$859,420,219	$2,475,695,853	$812,896,997

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	Short-Term Conservative Income Fund
	For the Fiscal Year Ended March 31, 2021	For the Fiscal Year Ended March 31, 2020
From operations:

Net investment income	$31,165,501	$91,923,298

Net realized gain (loss)	613,034	(3,857,420)

Net change in unrealized gain (loss)	74,478,609	(70,156,429)
Net increase in net assets resulting from operations	106,257,144	17,909,449

Distributions to shareholders:

From distributable earnings:

Class A Shares	(392,440)	(1,094,179)

Administration Shares	(2,070,634)	(12,940,127)

Preferred Shares	(185)	(614)

Institutional Shares	(12,045,907)	(32,560,408)

Investor Shares	(799,501)	(1,641,339)

Class R6 Shares	(3,021)	(16,229)

Class P Shares	(16,831,959)	(45,807,958)

Total distributions to shareholders	(32,143,647)	(94,060,854)

From share transactions:

Proceeds from sales of shares	6,532,521,854	5,513,818,310

Reinvestment of distributions	31,334,877	90,530,023

Cost of shares redeemed	(4,188,947,331)	(5,079,555,959)

Net increase in net assets resulting from share transactions	2,374,909,400	524,792,374

TOTAL INCREASE	2,449,022,897	448,640,969

Net assets:

Beginning of year	3,815,876,862	3,367,235,893

End of year	$6,264,899,759	$3,815,876,862

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Enhanced Income Fund
	Class A Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$9.22	$9.45	$9.41	$9.44	$9.41

Net investment income(a)	0.10	0.20	0.19	0.11	0.08

Net realized and unrealized gain (loss)	0.34	(0.24)	0.04	(0.03)	0.03

Total from investment operations	0.44	(0.04)	0.23	0.08	0.11

Distributions to shareholders from net investment income	(0.10)	(0.19)	(0.19)	(0.11)	(0.08)

Net asset value, end of year	$9.56	$9.22	$9.45	$9.41	$9.44

Total return(b)	4.82%	(0.41)%	2.41%	0.86%	1.19%

Net assets, end of year (in 000s)	$15,098	$10,456	$19,396	$10,590	$35,560

Ratio of net expenses to average net assets	0.58%	0.59%	0.61%	0.69%	0.69%

Ratio of total expenses to average net assets	0.61%	0.63%	0.65%	0.70%	0.71%

Ratio of net investment income to average net assets	1.04%	2.08%	2.02%	1.14%	0.88%

Portfolio turnover rate(c)	58%	53%	42%	63%	89%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Enhanced Income Fund
	Administration Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$9.23	$9.46	$9.43	$9.46	$9.43

Net investment income(a)	0.09	0.19	0.19	0.12	0.09

Net realized and unrealized gain (loss)	0.35	(0.23)	0.03	(0.03)	0.03

Total from investment operations	0.44	(0.04)	0.22	0.09	0.12

Distributions to shareholders from net investment income	(0.10)	(0.19)	(0.19)	(0.12)	(0.09)

Net asset value, end of year	$9.57	$9.23	$9.46	$9.43	$9.46

Total return(b)	4.79%	(0.42)%	2.33%	0.95%	1.28%

Net assets, end of year (in 000s)	$16,333	$4,254	$2,905	$164	$162

Ratio of net expenses to average net assets	0.59%	0.60%	0.60%	0.60%	0.60%

Ratio of total expenses to average net assets	0.63%	0.64%	0.64%	0.61%	0.62%

Ratio of net investment income to average net assets	0.97%	2.02%	2.03%	1.27%	0.97%

Portfolio turnover rate(c)	58%	53%	42%	63%	89%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Enhanced Income Fund
	Institutional Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$9.21	$9.43	$9.39	$9.43	$9.40

Net investment income(a)	0.12	0.22	0.21	0.14	0.11

Net realized and unrealized gain (loss)	0.35	(0.22)	0.04	(0.04)	0.03

Total from investment operations	0.47	—	0.25	0.10	0.14

Distributions to shareholders from net investment income	(0.13)	(0.22)	(0.21)	(0.14)	(0.11)

Net asset value, end of year	$9.55	$9.21	$9.43	$9.39	$9.43

Total return(b)	5.18%	(0.17)%	2.70%	1.09%	1.53%

Net assets, end of year (in 000s)	$299,844	$180,477	$252,561	$451,628	$435,915

Ratio of net expenses to average net assets	0.34%	0.35%	0.35%	0.35%	0.35%

Ratio of total expenses to average net assets	0.38%	0.39%	0.37%	0.36%	0.37%

Ratio of net investment income to average net assets	1.25%	2.30%	2.18%	1.52%	1.22%

Portfolio turnover rate(c)	58%	53%	42%	63%	89%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Enhanced Income Fund
	Investor Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$9.19	$9.42	$9.39	$9.42	$9.39

Net investment income(a)	0.11	0.21	0.21	0.14	0.11

Net realized and unrealized gain (loss)	0.36	(0.23)	0.02	(0.04)	0.02

Total from investment operations	0.47	(0.02)	0.23	0.10	0.13

Distributions to shareholders from net investment income	(0.12)	(0.21)	(0.20)	(0.13)	(0.10)

Net asset value, end of year	$9.54	$9.19	$9.42	$9.39	$9.42

Total return(b)	5.10%	(0.27)%	2.50%	1.11%	1.44%

Net assets, end of year (in 000s)	$9,184	$6,875	$6,096	$5,127	$2,012

Ratio of net expenses to average net assets	0.42%	0.44%	0.44%	0.44%	0.44%

Ratio of total expenses to average net assets	0.46%	0.48%	0.48%	0.45%	0.45%

Ratio of net investment income to average net assets	1.20%	2.21%	2.19%	1.45%	1.14%

Portfolio turnover rate(c)	58%	53%	42%	63%	89%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Enhanced Income Fund
	Class R6 Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$9.21	$9.43	$9.40	$9.43	$9.40

Net investment income(a)	0.13	0.22	0.23	0.14	0.12

Net realized and unrealized gain (loss)	0.34	(0.22)	0.01	(0.03)	0.02

Total from investment operations	0.47	—	0.24	0.11	0.14

Distributions to shareholders from net investment income	(0.13)	(0.22)	(0.21)	(0.14)	(0.11)

Net asset value, end of year	$9.55	$9.21	$9.43	$9.40	$9.43

Total return(b)	5.19%	(0.16)%	2.59%	1.21%	1.55%

Net assets, end of year (in 000s)	$36,558	$45,134	$49,846	$10	$10

Ratio of net expenses to average net assets	0.33%	0.34%	0.34%	0.34%	0.34%

Ratio of total expenses to average net assets	0.37%	0.38%	0.42%	0.35%	0.36%

Ratio of net investment income to average net assets	1.34%	2.30%	2.48%	1.53%	1.23%

Portfolio turnover rate(c)	58%	53%	42%	63%	89%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Enhanced Income Fund
	Class P Shares
	Year Ended March 31,		Period Ended March 31, 2019(a)
	2021	2020
Per Share Data

Net asset value, beginning of period	$9.21	$9.43	$9.41

Net investment income(b)	0.12	0.22	0.21

Net realized and unrealized gain (loss)	0.35	(0.22)	0.01

Total from investment operations	0.47	—	0.22

Distributions to shareholders from net investment income	(0.13)	(0.22)	(0.20)

Net asset value, end of period	$9.55	$9.21	$9.43

Total return(c)	5.19%	(0.16)%	2.36%

Net assets, end of period (in 000s)	$294,205	$152,713	$189,835

Ratio of net expenses to average net assets	0.33%	0.34%	0.34	%(d)

Ratio of total expenses to average net assets	0.37%	0.38%	0.38	%(d)

Ratio of net investment income to average net assets	1.23%	2.31%	2.33	%(d)

Portfolio turnover rate(e)	58%	53%	42%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Government Income Fund
	Class A Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$15.57	$14.58	$14.39	$14.64	$15.03

Net investment income(a)	0.07	0.23	0.28	0.18	0.16

Net realized and unrealized gain (loss)	(0.35)	1.06	0.21	(0.18)	(0.29)

Total from investment operations	(0.28)	1.29	0.49	—	(0.13)

Distributions to shareholders from net investment income	(0.15)	(0.30)	(0.30)	(0.25)	(0.26)

Net asset value, end of year	$15.14	$15.57	$14.58	$14.39	$14.64

Total return(b)	(1.73)%	8.83%	3.46%	0.01%	(0.89)%

Net assets, end of year (in 000s)	$74,473	$75,282	$93,352	$108,414	$134,630

Ratio of net expenses to average net assets	0.83%	0.89%	0.91%	0.91%	0.91%

Ratio of total expenses to average net assets	1.07%	1.09%	1.10%	1.05%	1.06%

Ratio of net investment income to average net assets	0.43%	1.54%	1.94%	1.25%	1.08%

Portfolio turnover rate(c)	820%	943%	530%	380%	441%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Government Income Fund
	Class C Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$15.57	$14.58	$14.39	$14.64	$15.03

Net investment income (loss)(a)	(0.05)	0.11	0.17	0.07	0.05

Net realized and unrealized gain (loss)	(0.34)	1.07	0.21	(0.18)	(0.29)

Total from investment operations	(0.39)	1.18	0.38	(0.11)	(0.24)

Distributions to shareholders from net investment income	(0.04)	(0.19)	(0.19)	(0.14)	(0.15)

Net asset value, end of year	$15.14	$15.57	$14.58	$14.39	$14.64

Total return(b)	(2.53)%	8.10%	2.69%	(0.74)%	(1.63)%

Net assets, end of year (in 000s)	$2,420	$4,974	$3,775	$5,959	$8,066

Ratio of net expenses to average net assets	1.58%	1.64%	1.66%	1.66%	1.66%

Ratio of total expenses to average net assets	1.81%	1.84%	1.84%	1.80%	1.81%

Ratio of net investment income (loss) to average net assets	(0.31)%	0.77%	1.17%	0.50%	0.33%

Portfolio turnover rate(c)	820%	943%	530%	380%	441%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Government Income Fund
	Institutional Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$15.54	$14.55	$14.37	$14.62	$15.01

Net investment income(a)	0.12	0.27	0.33	0.24	0.21

Net realized and unrealized gain (loss)	(0.34)	1.06	0.20	(0.19)	(0.29)

Total from investment operations	(0.22)	1.33	0.53	0.05	(0.08)

Distributions to shareholders from net investment income	(0.20)	(0.34)	(0.35)	(0.30)	(0.31)

Net asset value, end of year	$15.12	$15.54	$14.55	$14.37	$14.62

Total return(b)	(1.50)%	9.26%	3.74%	0.35%	(0.56)%

Net assets, end of year (in 000s)	$148,150	$178,878	$130,734	$141,298	$129,442

Ratio of net expenses to average net assets	0.52%	0.57%	0.57%	0.57%	0.57%

Ratio of total expenses to average net assets	0.73%	0.75%	0.76%	0.71%	0.72%

Ratio of net investment income to average net assets	0.74%	1.83%	2.29%	1.61%	1.42%

Portfolio turnover rate(c)	820%	943%	530%	380%	441%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Government Income Fund
	Service Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$15.52	$14.54	$14.35	$14.60	$14.99

Net investment income(a)	0.04	0.20	0.25	0.16	0.14

Net realized and unrealized gain (loss)	(0.34)	1.05	0.22	(0.18)	(0.30)

Total from investment operations	(0.30)	1.25	0.47	(0.02)	(0.16)

Distributions to shareholders from net investment income	(0.12)	(0.27)	(0.28)	(0.23)	(0.23)

Net asset value, end of year	$15.10	$15.52	$14.54	$14.35	$14.60

Total return(b)	(1.93)%	8.66%	3.30%	(0.16)%	(1.06)%

Net assets, end of year (in 000s)	$32,692	$39,122	$36,126	$41,463	$53,711

Ratio of net expenses to average net assets	1.02%	1.07%	1.07%	1.07%	1.07%

Ratio of total expenses to average net assets	1.23%	1.25%	1.26%	1.21%	1.22%

Ratio of net investment income to average net assets	0.25%	1.33%	1.77%	1.09%	0.92%

Portfolio turnover rate(c)	820%	943%	530%	380%	441%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Government Income Fund
	Investor Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$15.56	$14.57	$14.38	$14.63	$15.02

Net investment income(a)	0.11	0.25	0.31	0.22	0.20

Net realized and unrealized gain (loss)	(0.35)	1.07	0.21	(0.18)	(0.29)

Total from investment operations	(0.24)	1.32	0.52	0.04	(0.09)

Distributions to shareholders from net investment income	(0.19)	(0.33)	(0.33)	(0.29)	(0.30)

Net asset value, end of year	$15.13	$15.56	$14.57	$14.38	$14.63

Total return(b)	(1.55)%	9.18%	3.72%	0.26%	(0.64)%

Net assets, end of year (in 000s)	$6,459	$8,383	$1,458	$2,846	$4,558

Ratio of net expenses to average net assets	0.58%	0.62%	0.66%	0.66%	0.66%

Ratio of total expenses to average net assets	0.81%	0.83%	0.84%	0.80%	0.81%

Ratio of net investment income to average net assets	0.71%	1.68%	2.14%	1.49%	1.33%

Portfolio turnover rate(c)	820%	943%	530%	380%	441%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Government Income Fund
	Class R6 Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$15.54	$14.55	$14.37	$14.61	$15.01

Net investment income(a)	0.12	0.27	0.33	0.24	0.20

Net realized and unrealized gain (loss)	(0.35)	1.07	0.20	(0.18)	(0.29)

Total from investment operations	(0.23)	1.34	0.53	0.06	(0.09)

Distributions to shareholders from net investment income	(0.20)	(0.35)	(0.35)	(0.30)	(0.31)

Net asset value, end of year	$15.11	$15.54	$14.55	$14.37	$14.61

Total return(b)	(1.49)%	9.27%	3.75%	0.43%	(0.60)%

Net assets, end of year (in 000s)	$10,019	$9,187	$7,661	$19,012	$17,614

Ratio of net expenses to average net assets	0.51%	0.56%	0.56%	0.55%	0.55%

Ratio of total expenses to average net assets	0.72%	0.74%	0.76%	0.70%	0.69%

Ratio of net investment income to average net assets	0.75%	1.84%	2.31%	1.62%	1.35%

Portfolio turnover rate(c)	820%	943%	530%	380%	441%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Government Income Fund
	Class R Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$15.55	$14.56	$14.38	$14.62	$15.02

Net investment income(a)	0.03	0.19	0.24	0.15	0.12

Net realized and unrealized gain (loss)	(0.35)	1.06	0.20	(0.17)	(0.30)

Total from investment operations	(0.32)	1.25	0.44	(0.02)	(0.18)

Distributions to shareholders from net investment income	(0.11)	(0.26)	(0.26)	(0.22)	(0.22)

Net asset value, end of year	$15.12	$15.55	$14.56	$14.38	$14.62

Total return(b)	(2.05)%	8.64%	3.13%	(0.18)%	(1.14)%

Net assets, end of year (in 000s)	$14,021	$18,424	$19,905	$21,630	$21,045

Ratio of net expenses to average net assets	1.08%	1.14%	1.16%	1.16%	1.16%

Ratio of total expenses to average net assets	1.32%	1.34%	1.35%	1.30%	1.31%

Ratio of net investment income to average net assets	0.19%	1.27%	1.69%	1.02%	0.83%

Portfolio turnover rate(c)	820%	943%	530%	380%	441%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Government Income Fund
	Class P Shares
	Year Ended March 31,		Period Ended March 31, 2019(a)
	2021	2020
Per Share Data

Net asset value, beginning of period	$15.54	$14.55	$14.24

Net investment income(b)	0.12	0.27	0.32

Net realized and unrealized gain (loss)	(0.35)	1.07	0.32

Total from investment operations	(0.23)	1.34	0.64

Distributions to shareholders from net investment income	(0.20)	(0.35)	(0.33)

Net asset value, end of period	$15.11	$15.54	$14.55

Total return(c)	(1.42)%	9.20%	4.55%

Net assets, end of period (in 000s)	$13,725	$14,227	$10,268

Ratio of net expenses to average net assets	0.51%	0.56%	0.56	%(d)

Ratio of total expenses to average net assets	0.72%	0.74%	0.77	%(d)

Ratio of net investment income to average net assets	0.75%	1.83%	2.35	%(d)

Portfolio turnover rate(e)	820%	943%	530%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Quality Floating Rate Fund
	Class A Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$8.41	$8.70	$8.73	$8.72	$8.63

Net investment income(a)	0.02	0.17	0.18	0.10	0.07

Net realized and unrealized gain (loss)	0.31	(0.28)	(0.02)	0.01	0.08

Total from investment operations	0.33	(0.11)	0.16	0.11	0.15

Distributions to shareholders from net investment income	(0.04)	(0.18)	(0.19)	(0.10)	(0.06)

Distributions to shareholders from return of capital	— (b)	—	—	—	—

Total distributions	(0.04)	(0.18)	(0.19)	(0.10)	(0.06)

Net asset value, end of year	$8.70	$8.41	$8.70	$8.73	$8.72

Total return(c)	3.93%	(1.32)%	1.84%	1.32%	1.79%

Net assets, end of year (in 000s)	$6,791	$10,954	$7,968	$9,368	$11,303

Ratio of net expenses to average net assets	0.60%	0.61%	0.64%	0.71%	0.65%

Ratio of total expenses to average net assets	0.78%	0.73%	0.70%	0.79%	0.89%

Ratio of net investment income to average net assets	0.28%	1.96%	2.09%	1.18%	0.76%

Portfolio turnover rate(d)	24%	8%	47%	54%	59%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Quality Floating Rate Fund
	Institutional Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$8.41	$8.70	$8.72	$8.71	$8.63

Net investment income(a)	0.04	0.19	0.19	0.13	0.09

Net realized and unrealized gain (loss)	0.31	(0.28)	—	0.01	0.08

Total from investment operations	0.35	(0.09)	0.19	0.14	0.17

Distributions to shareholders from net investment income	(0.06)	(0.20)	(0.21)	(0.13)	(0.09)

Distributions to shareholders from return of capital	— (b)	—	—	—	—

Total distributions	(0.06)	(0.20)	(0.21)	(0.13)	(0.09)

Net asset value, end of year	$8.70	$8.41	$8.70	$8.72	$8.71

Total return(c)	4.17%	(1.09)%	2.23%	1.67%	1.97%

Net assets, end of year (in 000s)	$90,109	$77,817	$71,263	$730,204	$429,019

Ratio of net expenses to average net assets	0.36%	0.37%	0.36%	0.36%	0.36%

Ratio of total expenses to average net assets	0.55%	0.49%	0.41%	0.44%	0.55%

Ratio of net investment income to average net assets	0.48%	2.24%	2.19%	1.54%	1.05%

Portfolio turnover rate(d)	24%	8%	47%	54%	59%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Quality Floating Rate Fund
	Service Shares
	Year Ended March 31,
	2021		2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$8.45		$8.74	$8.76	$8.76	$8.67

Net investment income (loss)(a)	(0.00	)(b)	0.15	0.16	0.08	0.05

Net realized and unrealized gain (loss)	0.31		(0.28)	(0.01)	0.01	0.09

Total from investment operations	0.31		(0.13)	0.15	0.09	0.14

Distributions to shareholders from net investment income	(0.02)		(0.16)	(0.17)	(0.09)	(0.05)

Distributions to shareholders from return of capital	—	(b)	—	—	—	—

Total distributions	(0.02)		(0.16)	(0.17)	(0.09)	(0.05)

Net asset value, end of year	$8.74		$8.45	$8.74	$8.76	$8.76

Total return(c)	3.70%		(1.56)%	1.73%	1.05%	1.58%

Net assets, end of year (in 000s)	$51		$49	$92	$113	$491

Ratio of net expenses to average net assets	0.87%		0.86%	0.86%	0.87%	0.86%

Ratio of total expenses to average net assets	1.04%		0.98%	0.93%	0.97%	1.05%

Ratio of net investment income (loss) to average net assets	(0.00)%		1.77%	1.86%	0.95%	0.55%

Portfolio turnover rate(d)	24%		8%	47%	54%	59%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Quality Floating Rate Fund
	Investor Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$8.38	$8.68	$8.70	$8.69	$8.61

Net investment income(a)	0.04	0.19	0.21	0.13	0.08

Net realized and unrealized gain (loss)	0.31	(0.30)	(0.03)	0.01	0.08

Total from investment operations	0.35	(0.11)	0.18	0.14	0.16

Distributions to shareholders from net investment income	(0.05)	(0.19)	(0.20)	(0.13)	(0.08)

Distributions to shareholders from return of capital	— (b)	—	—	—	—

Total distributions	(0.05)	(0.19)	(0.20)	(0.13)	(0.08)

Net asset value, end of year	$8.68	$8.38	$8.68	$8.70	$8.69

Total return(c)	4.22%	(1.30)%	2.14%	1.58%	1.87%

Net assets, end of year (in 000s)	$2,790	$5,123	$9,474	$1,292	$632

Ratio of net expenses to average net assets	0.45%	0.46%	0.45%	0.46%	0.44%

Ratio of total expenses to average net assets	0.63%	0.58%	0.54%	0.53%	0.62%

Ratio of net investment income to average net assets	0.44%	2.15%	2.40%	1.47%	0.91%

Portfolio turnover rate(d)	24%	8%	47%	54%	59%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Quality Floating Rate Fund
	Class R6 Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$8.41	$8.70	$8.72	$8.72	$8.63

Net investment income(a)	0.04	0.21	0.24	0.13	0.09

Net realized and unrealized gain (loss)	0.32	(0.30)	(0.05)	0.01	0.09

Total from investment operations	0.36	(0.09)	0.19	0.14	0.18

Distributions to shareholders from net investment income	(0.06)	(0.20)	(0.21)	(0.14)	(0.09)

Distributions to shareholders from return of capital	— (b)	—	—	—	—

Total distributions	(0.06)	(0.20)	(0.21)	(0.14)	(0.09)

Net asset value, end of year	$8.71	$8.41	$8.70	$8.72	$8.72

Total return(c)	4.30%	(1.08)%	2.23%	1.56%	2.11%

Net assets, end of year (in 000s)	$4,582	$1,613	$6,565	$11	$10

Ratio of net expenses to average net assets	0.35%	0.36%	0.35%	0.36%	0.36%

Ratio of total expenses to average net assets	0.54%	0.47%	0.49%	0.43%	0.53%

Ratio of net investment income to average net assets	0.50%	2.41%	2.73%	1.54%	1.05%

Portfolio turnover rate(d)	24%	8%	47%	54%	59%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Quality Floating Rate Fund
	Class P Shares
	Year Ended March 31,		Period Ended March 31, 2019(a)
	2021	2020
Per Share Data

Net asset value, beginning of period	$8.41	$8.70	$8.73

Net investment income(b)	0.05	0.20	0.20

Net realized and unrealized gain (loss)	0.31	(0.29)	(0.03)

Total from investment operations	0.36	(0.09)	0.17

Distributions to shareholders from net investment income	(0.06)	(0.20)	(0.20)

Distributions to shareholders from return of capital	— (c)	—	—

Total distributions	(0.06)	(0.20)	(0.20)

Net asset value, end of period	$8.71	$8.41	$8.70

Total return(d)	4.30%	(1.08)%	1.99%

Net assets, end of period (in 000s)	$121,556	$144,412	$375,756

Ratio of net expenses to average net assets	0.35%	0.36%	0.35	%(e)

Ratio of total expenses to average net assets	0.54%	0.48%	0.43	%(e)

Ratio of net investment income to average net assets	0.52%	2.32%	2.48	%(e)

Portfolio turnover rate(f)	24%	8%	47%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Inflation Protected Securities Fund
	Class A Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.72	$10.37	$10.31	$10.44	$10.44

Net investment income(a)	0.10	0.26	0.16	0.16	0.18

Net realized and unrealized gain (loss)	0.62	0.35	0.06	(0.13)	(0.04)

Total from investment operations	0.72	0.61	0.22	0.03	0.14

Distributions to shareholders from net investment income	(0.09)	(0.26)	(0.16)	(0.16)	(0.14)

Net asset value, end of year	$11.35	$10.72	$10.37	$10.31	$10.44

Total return(b)	6.72%	5.90%	2.21%	0.31%	1.32%

Net assets, end of year (in 000s)	$69,090	$52,041	$53,690	$74,814	$78,713

Ratio of net expenses to average net assets	0.67%	0.69%	0.68%	0.68%	0.68%

Ratio of total expenses to average net assets	0.75%	0.76%	0.76%	0.77%	0.84%

Ratio of net investment income to average net assets	0.86%	2.41%	1.61%	1.59%	1.69%

Portfolio turnover rate(c)	51%	62%	160%	203%	189%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Inflation Protected Securities Fund
	Class C Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.54	$10.19	$10.17	$10.31	$10.32

Net investment income(a)	— (b)	0.20	0.10	0.08	0.11

Net realized and unrealized gain (loss)	0.63	0.32	0.04	(0.12)	(0.05)

Total from investment operations	0.63	0.52	0.14	(0.04)	0.06

Distributions to shareholders from net investment income	(0.05)	(0.17)	(0.12)	(0.10)	(0.07)

Net asset value, end of year	$11.12	$10.54	$10.19	$10.17	$10.31

Total return(c)	6.01%	5.13%	1.38%	(0.42)%	0.59%

Net assets, end of year (in 000s)	$2,374	$2,160	$4,152	$6,847	$6,512

Ratio of net expenses to average net assets	1.42%	1.44%	1.43%	1.43%	1.43%

Ratio of total expenses to average net assets	1.50%	1.51%	1.50%	1.52%	1.60%

Ratio of net investment income to average net assets	0.03%	1.96%	0.97%	0.82%	1.06%

Portfolio turnover rate(d)	51%	62%	160%	203%	189%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Inflation Protected Securities Fund
	Institutional Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.86	$10.50	$10.43	$10.56	$10.55

Net investment income(a)	0.14	0.30	0.21	0.20	0.22

Net realized and unrealized gain (loss)	0.63	0.35	0.05	(0.13)	(0.04)

Total from investment operations	0.77	0.65	0.26	0.07	0.18

Distributions to shareholders from net investment income	(0.13)	(0.29)	(0.19)	(0.20)	(0.17)

Net asset value, end of year	$11.50	$10.86	$10.50	$10.43	$10.56

Total return(b)	7.06%	6.27%	2.55%	0.64%	1.70%

Net assets, end of year (in 000s)	$194,076	$168,248	$174,467	$258,458	$202,452

Ratio of net expenses to average net assets	0.34%	0.35%	0.34%	0.34%	0.34%

Ratio of total expenses to average net assets	0.41%	0.42%	0.42%	0.43%	0.50%

Ratio of net investment income to average net assets	1.18%	2.78%	2.02%	1.95%	2.11%

Portfolio turnover rate(c)	51%	62%	160%	203%	189%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Inflation Protected Securities Fund
	Investor Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.79	$10.43	$10.37	$10.50	$10.49

Net investment income(a)	0.14	0.27	0.16	0.19	0.20

Net realized and unrealized gain (loss)	0.62	0.37	0.08	(0.13)	(0.03)

Total from investment operations	0.76	0.64	0.24	0.06	0.17

Distributions to shareholders from net investment income	(0.12)	(0.28)	(0.18)	(0.19)	(0.16)

Net asset value, end of year	$11.43	$10.79	$10.43	$10.37	$10.50

Total return(b)	7.03%	6.13%	2.48%	0.55%	1.64%

Net assets, end of year (in 000s)	$74,650	$26,970	$16,088	$13,079	$12,523

Ratio of net expenses to average net assets	0.42%	0.44%	0.43%	0.43%	0.43%

Ratio of total expenses to average net assets	0.49%	0.51%	0.51%	0.52%	0.59%

Ratio of net investment income to average net assets	1.21%	2.52%	1.53%	1.80%	1.87%

Portfolio turnover rate(c)	51%	62%	160%	203%	189%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Inflation Protected Securities Fund
	Class R6 Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.85	$10.49	$10.43	$10.55	$10.55

Net investment income(a)	0.15	0.29	0.08	0.22	0.21

Net realized and unrealized gain (loss)	0.63	0.36	0.17	(0.14)	(0.04)

Total from investment operations	0.78	0.65	0.25	0.08	0.17

Distributions to shareholders from net investment income	(0.13)	(0.29)	(0.19)	(0.20)	(0.17)

Net asset value, end of year	$11.50	$10.85	$10.49	$10.43	$10.55

Total return(b)	7.17%	6.29%	2.47%	0.75%	1.62%

Net assets, end of year (in 000s)	$107,354	$50,987	$39,506	$7,103	$723

Ratio of net expenses to average net assets	0.33%	0.34%	0.33%	0.33%	0.32%

Ratio of total expenses to average net assets	0.40%	0.41%	0.44%	0.40%	0.47%

Ratio of net investment income to average net assets	1.27%	2.72%	0.74%	2.11%	2.00%

Portfolio turnover rate(c)	51%	62%	160%	203%	189%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Inflation Protected Securities Fund
	Class R Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.67	$10.32	$10.28	$10.41	$10.41

Net investment income(a)	0.06	0.22	0.13	0.13	0.15

Net realized and unrealized gain (loss)	0.63	0.37	0.06	(0.12)	(0.04)

Total from investment operations	0.69	0.59	0.19	0.01	0.11

Distributions to shareholders from net investment income	(0.07)	(0.24)	(0.15)	(0.14)	(0.11)

Net asset value, end of year	$11.29	$10.67	$10.32	$10.28	$10.41

Total return(b)	6.43%	5.71%	1.87%	0.09%	1.07%

Net assets, end of year (in 000s)	$17,052	$17,663	$14,911	$18,169	$18,094

Ratio of net expenses to average net assets	0.92%	0.94%	0.93%	0.93%	0.93%

Ratio of total expenses to average net assets	1.00%	1.01%	1.01%	1.02%	1.09%

Ratio of net investment income to average net assets	0.54%	2.08%	1.33%	1.29%	1.45%

Portfolio turnover rate(c)	51%	62%	160%	203%	189%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Inflation Protected Securities Fund
	Class P Shares
	Year Ended March 31,		Period Ended March 31, 2019(a)
	2021	2020
Per Share Data

Net asset value, beginning of period	$10.86	$10.49	$10.40

Net investment income(b)	0.16	0.32	0.09

Net realized and unrealized gain	0.61	0.34	0.19

Total from investment operations	0.77	0.66	0.28

Distributions to shareholders from net investment income	(0.13)	(0.29)	(0.19)

Net asset value, end of period	$11.50	$10.86	$10.49

Total return(c)	7.07%	6.38%	2.77%

Net assets, end of period (in 000s)	$49,767	$30,975	$107,844

Ratio of net expenses to average net assets	0.33%	0.34%	0.33	%(d)

Ratio of total expenses to average net assets	0.40%	0.40%	0.43	%(d)

Ratio of net investment income to average net assets	1.36%	3.01%	0.91	%(d)

Portfolio turnover rate(e)	51%	62%	160%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

124	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Government Fund
	Class A Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$9.97	$9.77	$9.79	$9.99	$10.10

Net investment income(a)	0.01	0.13	0.16	0.11	0.11

Net realized and unrealized gain (loss)	0.11	0.27	0.03	(0.13)	(0.06)

Total from investment operations	0.12	0.40	0.19	(0.02)	0.05

Distributions to shareholders from net investment income	(0.09)	(0.20)	(0.21)	(0.18)	(0.16)

Net asset value, end of year	$10.00	$9.97	$9.77	$9.79	$9.99

Total return(b)	1.17%	4.16%	1.97%	(0.22)%	0.46%

Net assets, end of year (in 000s)	$105,604	$90,469	$82,090	$86,239	$138,612

Ratio of net expenses to average net assets	0.79%	0.82%	0.82%	0.82%	0.82%

Ratio of total expenses to average net assets	0.87%	0.90%	0.90%	0.89%	0.92%

Ratio of net investment income to average net assets	0.13%	1.34%	1.68%	1.15%	1.08%

Portfolio turnover rate(c)	566%	479%	247%	87%	173%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	125

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Government Fund
	Class C Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$9.90	$9.70	$9.73	$9.92	$10.03

Net investment income (loss)(a)	(0.02)	0.09	0.12	0.07	0.07

Net realized and unrealized gain (loss)	0.10	0.27	0.02	(0.12)	(0.06)

Total from investment operations	0.08	0.36	0.14	(0.05)	0.01

Distributions to shareholders from net investment income	(0.05)	(0.16)	(0.17)	(0.14)	(0.12)

Net asset value, end of year	$9.93	$9.90	$9.70	$9.73	$9.92

Total return(b)	0.77%	3.76%	1.46%	(0.53)%	0.06%

Net assets, end of year (in 000s)	$13,685	$12,958	$15,493	$19,799	$28,292

Ratio of net expenses to average net assets	1.19%	1.22%	1.22%	1.22%	1.22%

Ratio of total expenses to average net assets	1.62%	1.65%	1.65%	1.64%	1.67%

Ratio of net investment income (loss) to average net assets	(0.25)%	0.95%	1.27%	0.72%	0.68%

Portfolio turnover rate(c)	566%	479%	247%	87%	173%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

126	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Government Fund
	Institutional Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$9.93	$9.74	$9.76	$9.96	$10.07

Net investment income(a)	0.04	0.17	0.19	0.14	0.14

Net realized and unrealized gain (loss)	0.12	0.26	0.03	(0.13)	(0.06)

Total from investment operations	0.16	0.43	0.22	0.01	0.08

Distributions to shareholders from net investment income	(0.12)	(0.24)	(0.24)	(0.21)	(0.19)

Net asset value, end of year	$9.97	$9.93	$9.74	$9.76	$9.96

Total return(b)	1.51%	4.41%	2.32%	0.11%	0.80%

Net assets, end of year (in 000s)	$510,541	$348,655	$379,887	$837,920	$1,045,066

Ratio of net expenses to average net assets	0.46%	0.48%	0.48%	0.48%	0.47%

Ratio of total expenses to average net assets	0.54%	0.56%	0.56%	0.55%	0.58%

Ratio of net investment income to average net assets	0.44%	1.69%	1.95%	1.46%	1.42%

Portfolio turnover rate(c)	566%	479%	247%	87%	173%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	127

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Government Fund
	Service Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$9.92	$9.73	$9.75	$9.94	$10.05

Net investment income(a)	— (b)	0.11	0.15	0.09	0.09

Net realized and unrealized gain (loss)	0.10	0.27	0.02	(0.12)	(0.06)

Total from investment operations	0.10	0.38	0.17	(0.03)	0.03

Distributions to shareholders from net investment income	(0.07)	(0.19)	(0.19)	(0.16)	(0.14)

Net asset value, end of year	$9.95	$9.92	$9.73	$9.75	$9.94

Total return(c)	1.00%	4.00%	1.70%	(0.29)%	0.30%

Net assets, end of year (in 000s)	$20,016	$18,831	$18,120	$19,954	$26,697

Ratio of net expenses to average net assets	0.96%	0.98%	0.98%	0.98%	0.97%

Ratio of total expenses to average net assets	1.04%	1.06%	1.06%	1.05%	1.08%

Ratio of net investment income (loss) to average net assets	(0.03)%	1.17%	1.52%	0.95%	0.93%

Portfolio turnover rate(d)	566%	479%	247%	87%	173%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

128	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Government Fund
	Investor Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$9.98	$9.78	$9.80	$9.99	$10.10

Net investment income(a)	0.04	0.15	0.19	0.13	0.14

Net realized and unrealized gain (loss)	0.10	0.28	0.02	(0.12)	(0.07)

Total from investment operations	0.14	0.43	0.21	0.01	0.07

Distributions to shareholders from net investment income	(0.11)	(0.23)	(0.23)	(0.20)	(0.18)

Net asset value, end of year	$10.01	$9.98	$9.78	$9.80	$9.99

Total return(b)	1.53%	4.31%	2.23%	0.13%	0.72%

Net assets, end of year (in 000s)	$38,958	$38,723	$29,461	$24,676	$24,378

Ratio of net expenses to average net assets	0.54%	0.57%	0.57%	0.57%	0.56%

Ratio of total expenses to average net assets	0.62%	0.65%	0.65%	0.64%	0.67%

Ratio of net investment income to average net assets	0.40%	1.57%	1.94%	1.35%	1.36%

Portfolio turnover rate(c)	566%	479%	247%	87%	173%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	129

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Government Fund
	Class R6 Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$9.94	$9.74	$9.76	$9.96	$10.07

Net investment income(a)	0.05	0.16	0.20	0.17	0.14

Net realized and unrealized gain (loss)	0.10	0.28	0.02	(0.16)	(0.06)

Total from investment operations	0.15	0.44	0.22	0.01	0.08

Distributions to shareholders from net investment income	(0.12)	(0.24)	(0.24)	(0.21)	(0.19)

Net asset value, end of year	$9.97	$9.94	$9.74	$9.76	$9.96

Total return(b)	1.52%	4.42%	2.33%	0.12%	0.82%

Net assets, end of year (in 000s)	$16,029	$11,979	$5,436	$2,038	$73,716

Ratio of net expenses to average net assets	0.45%	0.47%	0.47%	0.46%	0.45%

Ratio of total expenses to average net assets	0.53%	0.55%	0.56%	0.54%	0.56%

Ratio of net investment income to average net assets	0.48%	1.65%	2.10%	1.69%	1.44%

Portfolio turnover rate(c)	566%	479%	247%	87%	173%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

130	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short Duration Government Fund
	Class P Shares
	Year Ended March 31,		Period Ended March 31, 2019(a)
	2021	2020
Per Share Data

Net asset value, beginning of period	$9.93	$9.73	$9.73

Net investment income(b)	0.05	0.17	0.20

Net realized and unrealized gain	0.10	0.27	0.03

Total from investment operations	0.15	0.44	0.23

Distributions to shareholders from net investment income	(0.12)	(0.24)	(0.23)

Net asset value, end of period	$9.96	$9.93	$9.73

Total return(c)	1.52%	4.53%	2.39%

Net assets, end of period (in 000s)	$337,747	$337,805	$474,894

Ratio of net expenses to average net assets	0.45%	0.48%	0.47	%(d)

Ratio of total expenses to average net assets	0.53%	0.55%	0.56	%(d)

Ratio of net investment income to average net assets	0.49%	1.72%	2.15	%(d)

Portfolio turnover rate(e)	566%	479%	247%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	131

GOLDMAN SACHS SHORT DURATION INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Income Fund
	Class A Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$9.68	$9.80	$9.75	$9.96	$9.96

Net investment income(a)	0.12	0.21	0.23	0.17	0.16

Net realized and unrealized gain (loss)	0.53	(0.08)	0.06	(0.19)	0.02

Total from investment operations	0.65	0.13	0.29	(0.02)	0.18

Distributions to shareholders from net investment income	(0.17)	(0.21)	(0.22)	(0.16)	(0.18)

Distributions to shareholders from net realized gains	— (b)	—	—	—	—

Distributions to shareholders from return of capital	(0.01)	(0.04)	(0.02)	(0.03)	—

Total distributions	(0.18)	(0.25)	(0.24)	(0.19)	(0.18)

Net asset value, end of year	$10.15	$9.68	$9.80	$9.75	$9.96

Total return(c)	6.64%	1.41%	3.01%	(0.19)%	1.86%

Net assets, end of year (in 000s)	$82,370	$14,107	$11,070	$5,734	$9,259

Ratio of net expenses to average net assets	0.75%	0.79%	0.79%	0.79%	0.79%

Ratio of total expenses to average net assets	0.80%	0.86%	0.93%	0.87%	0.90%

Ratio of net investment income to average net assets	1.21%	2.13%	2.35%	1.75%	1.56%

Portfolio turnover rate(d)	253%	192%	99%	106%	165%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

132	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Income Fund
	Class C Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$9.68	$9.81	$9.76	$9.96	$9.96

Net investment income(a)	0.09	0.18	0.19	0.14	0.12

Net realized and unrealized gain (loss)	0.52	(0.10)	0.06	(0.19)	0.03

Total from investment operations	0.61	0.08	0.25	(0.05)	0.15

Distributions to shareholders from net investment income	(0.13)	(0.18)	(0.18)	(0.13)	(0.15)

Distributions to shareholders from net realized gains	— (b)	—	—	—	—

Distributions to shareholders from return of capital	(0.01)	(0.03)	(0.02)	(0.02)	—

Total distributions	(0.14)	(0.21)	(0.20)	(0.15)	(0.15)

Net asset value, end of year	$10.15	$9.68	$9.81	$9.76	$9.96

Total return(c)	6.22%	0.91%	2.61%	(0.48)%	1.46%

Net assets, end of year (in 000s)	$2,556	$1,283	$1,689	$1,077	$954

Ratio of net expenses to average net assets	1.15%	1.19%	1.19%	1.19%	1.19%

Ratio of total expenses to average net assets	1.55%	1.61%	1.69%	1.63%	1.66%

Ratio of net investment income to average net assets	0.88%	1.81%	1.97%	1.39%	1.16%

Portfolio turnover rate(d)	253%	192%	99%	106%	165%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	133

GOLDMAN SACHS SHORT DURATION INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Income Fund
	Institutional Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$9.70	$9.82	$9.77	$9.98	$9.98

Net investment income(a)	0.16	0.26	0.25	0.21	0.19

Net realized and unrealized gain (loss)	0.53	(0.09)	0.07	(0.19)	0.03

Total from investment operations	0.69	0.17	0.32	0.02	0.22

Distributions to shareholders from net investment income	(0.21)	(0.25)	(0.24)	(0.20)	(0.22)

Distributions to shareholders from net realized gains	— (b)	—	—	—	—

Distributions to shareholders from return of capital	(0.01)	(0.04)	(0.03)	(0.03)	—

Total distributions	(0.22)	(0.29)	(0.27)	(0.23)	(0.22)

Net asset value, end of year	$10.17	$9.70	$9.82	$9.77	$9.98

Total return(c)	6.99%	1.76%	3.36%	0.16%	2.21%

Net assets, end of year (in 000s)	$276,641	$48,689	$46,680	$575,452	$560,818

Ratio of net expenses to average net assets	0.42%	0.45%	0.46%	0.45%	0.45%

Ratio of total expenses to average net assets	0.47%	0.52%	0.55%	0.53%	0.56%

Ratio of net investment income to average net assets	1.58%	2.57%	2.58%	2.12%	1.90%

Portfolio turnover rate(d)	253%	192%	99%	106%	165%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

134	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Income Fund
	Investor Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$9.70	$9.82	$9.77	$9.98	$9.97

Net investment income(a)	0.15	0.24	0.25	0.20	0.18

Net realized and unrealized gain (loss)	0.52	(0.08)	0.06	(0.19)	0.04

Total from investment operations	0.67	0.16	0.31	0.01	0.22

Distributions to shareholders from net investment income	(0.20)	(0.24)	(0.24)	(0.19)	(0.21)

Distributions to shareholders from net realized gains	— (b)	—	—	—	—

Distributions to shareholders from return of capital	(0.01)	(0.04)	(0.02)	(0.03)	—

Total distributions	(0.21)	(0.28)	(0.26)	(0.22)	(0.21)

Net asset value, end of year	$10.16	$9.70	$9.82	$9.77	$9.98

Total return(c)	6.90%	1.56%	3.27%	0.06%	2.22%

Net assets, end of year (in 000s)	$25,579	$4,337	$1,584	$2,094	$1,457

Ratio of net expenses to average net assets	0.50%	0.54%	0.54%	0.54%	0.54%

Ratio of total expenses to average net assets	0.55%	0.61%	0.68%	0.62%	0.65%

Ratio of net investment income to average net assets	1.46%	2.43%	2.57%	2.03%	1.84%

Portfolio turnover rate(d)	253%	192%	99%	106%	165%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	135

GOLDMAN SACHS SHORT DURATION INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Income Fund
	Class R6 Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$9.69	$9.82	$9.77	$9.98	$9.97

Net investment income(a)	0.16	0.26	0.27	0.21	0.19

Net realized and unrealized gain (loss)	0.53	(0.10)	0.05	(0.20)	0.04

Total from investment operations	0.69	0.16	0.32	0.01	0.23

Distributions to shareholders from net investment income	(0.21)	(0.25)	(0.24)	(0.19)	(0.22)

Distributions to shareholders from net realized gains	— (b)	—	—	—	—

Distributions to shareholders from return of capital	(0.01)	(0.04)	(0.03)	(0.03)	—

Total distributions	(0.22)	(0.29)	(0.27)	(0.22)	(0.22)

Net asset value, end of year	$10.16	$9.69	$9.82	$9.77	$9.98

Total return(c)	7.00%	1.66%	3.36%	0.13%	2.30%

Net assets, end of year (in 000s)	$7,944	$1,085	$1,252	$10	$10

Ratio of net expenses to average net assets	0.41%	0.44%	0.45%	0.45%	0.45%

Ratio of total expenses to average net assets	0.46%	0.51%	0.67%	0.55%	0.59%

Ratio of net investment income to average net assets	1.57%	2.56%	2.77%	2.12%	1.91%

Portfolio turnover rate(d)	253%	192%	99%	106%	165%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

136	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short Duration Income Fund
	Class R Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$9.70	$9.82	$9.77	$9.98	$9.98

Net investment income(a)	0.11	0.19	0.20	0.16	0.13

Net realized and unrealized gain (loss)	0.51	(0.08)	0.06	(0.20)	0.03

Total from investment operations	0.62	0.11	0.26	(0.04)	0.16

Distributions to shareholders from net investment income	(0.15)	(0.20)	(0.19)	(0.15)	(0.16)

Distributions to shareholders from net realized gains	— (b)	—	—	—	—

Distributions to shareholders from return of capital	(0.01)	(0.03)	(0.02)	(0.02)	—

Total distributions	(0.16)	(0.23)	(0.21)	(0.17)	(0.16)

Net asset value, end of year	$10.16	$9.70	$9.82	$9.77	$9.98

Total return(c)	6.37%	1.06%	2.76%	(0.43)%	1.62%

Net assets, end of year (in 000s)	$184	$138	$122	$95	$32

Ratio of net expenses to average net assets	0.99%	1.04%	1.04%	1.04%	1.04%

Ratio of total expenses to average net assets	1.05%	1.11%	1.18%	1.12%	1.14%

Ratio of net investment income to average net assets	1.03%	1.94%	2.08%	1.57%	1.32%

Portfolio turnover rate(d)	253%	192%	99%	106%	165%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	137

GOLDMAN SACHS SHORT DURATION INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short Duration Income Fund
	Class P Shares
	Year Ended March 31,		Period Ended March 31, 2019(a)
	2021	2020
Per Share Data

Net asset value, beginning of period	$9.70	$9.82	$9.74

Net investment income(b)	0.16	0.25	0.25

Net realized and unrealized gain (loss)	0.52	(0.08)	0.09

Total from investment operations	0.68	0.17	0.34

Distributions to shareholders from net investment income	(0.21)	(0.25)	(0.24)

Distributions to shareholders from net realized gains	— (c)	—	—

Distributions to shareholders from return of capital	(0.01)	(0.04)	(0.02)

Total distributions	(0.22)	(0.29)	(0.26)

Net asset value, end of period	$10.16	$9.70	$9.82

Total return(d)	7.00%	1.66%	3.51%

Net assets, end of period (in 000s)	$2,080,421	$743,258	$635,440

Ratio of net expenses to average net assets	0.41%	0.44%	0.44	%(e)

Ratio of total expenses to average net assets	0.46%	0.51%	0.60	%(e)

Ratio of net investment income to average net assets	1.61%	2.53%	2.72	%(e)

Portfolio turnover rate(f)	253%	192%	99%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

138	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short-Term Conservative Income Fund
	Class A Shares
	Year Ended March 31,				Period Ended March 31, 2017(a)
	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$9.88	$10.03	$10.01	$10.02	$10.01

Net investment income(b)	0.04	0.21	0.25	0.14	0.03

Net realized and unrealized gain (loss)	0.20	(0.14)	(0.01)	(0.04)	0.01

Total from investment operations	0.24	0.07	0.24	0.10	0.04

Distributions to shareholders from net investment income	(0.05)	(0.21)	(0.22)	(0.11)	(0.03)

Distributions to shareholders from net realized gains	—	(0.01)	— (c)	— (c)	—	(c)

Total distributions	(0.05)	(0.22)	(0.22)	(0.11)	(0.03)

Net asset value, end of period	$10.07	$9.88	$10.03	$10.01	$10.02

Total return(d)	2.42%	0.66%	2.41%	1.04%	0.42%

Net assets, end of period (in 000s)	$122,562	$43,188	$50,982	$817	$25

Ratio of net expenses to average net assets	0.45%	0.46%	0.46%	0.57%	0.51	%(e)

Ratio of total expenses to average net assets	0.54%	0.56%	0.61%	0.63%	1.33	%(e)

Ratio of net investment income to average net assets	0.38%	2.14%	2.46%	1.42%	0.75	%(e)

Portfolio turnover rate(f)	79%	87%	89%	67%	46%

(a)	Commenced operations on October 31, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Rounds to less than $0.01 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	139

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short-Term Conservative Income Fund
	Administration Share
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$9.88	$10.03	$10.02	$10.02	$10.00

Net investment income(a)	0.09	0.20	0.22	0.13	0.06

Net realized and unrealized gain (loss)	0.16	(0.13)	0.01	(0.01)	0.04

Total from investment operations	0.25	0.07	0.23	0.12	0.10

Distributions to shareholders from net investment income	(0.06)	(0.21)	(0.22)	(0.12)	(0.08)

Distributions to shareholders from net realized gains	—	(0.01)	— (b)	— (b)	— (b)

Total distributions	(0.06)	(0.22)	(0.22)	(0.12)	(0.08)

Net asset value, end of year	$10.07	$9.88	$10.03	$10.02	$10.02

Total return(c)	2.55%	0.55%	2.46%	1.24%	0.97%

Net assets, end of year (in 000s)	$27	$1,045	$937	$1,032	$132

Ratio of net expenses to average net assets	0.47%	0.47%	0.45%	0.43%	0.41%

Ratio of total expenses to average net assets	0.55%	0.57%	0.57%	0.59%	1.49%

Ratio of net investment income to average net assets	0.95%	2.01%	2.20%	1.25%	0.60%

Portfolio turnover rate(d)	79%	87%	89%	67%	46%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.01 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

140	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short-Term Conservative Income Fund
	Preferred Shares
	Year Ended March 31,				Period Ended March 31, 2017(a)
	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$9.88	$10.03	$10.02	$10.02	$10.01

Net investment income(b)	0.07	0.23	0.24	0.14	0.04

Net realized and unrealized gain (loss)	0.19	(0.15)	0.01	— (c)	0.01

Total from investment operations	0.26	0.08	0.25	0.14	0.05

Distributions to shareholders from net investment income	(0.07)	(0.23)	(0.24)	(0.14)	(0.04)

Distributions to shareholders from net realized gains	—	— (d)	— (d)	— (d)	—	(d)

Total distributions	(0.07)	(0.23)	(0.24)	(0.14)	(0.04)

Net asset value, end of period	$10.07	$9.88	$10.03	$10.02	$10.02

Total return(e)	2.63%	0.82%	2.52%	1.40%	0.52%

Net assets, end of period (in 000s)	$27	$26	$26	$25	$25

Ratio of net expenses to average net assets	0.26%	0.32%	0.30%	0.28%	0.27	%(f)

Ratio of total expenses to average net assets	0.34%	0.41%	0.41%	0.44%	1.11	%(f)

Ratio of net investment income to average net assets	0.66%	2.27%	2.38%	1.38%	0.95	%(f)

Portfolio turnover rate(g)	79%	87%	89%	67%	46%

(a)	Commenced operations on October 31, 2016.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Rounds to less than $0.01 per share.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	141

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Short-Term Conservative Income Fund
	Institutional Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$9.88	$10.04	$10.01	$10.02	$10.00

Net investment income(a)	0.06	0.23	0.25	0.15	0.11

Net realized and unrealized gain (loss)	0.20	(0.15)	0.03	(0.01)	0.01

Total from investment operations	0.26	0.08	0.28	0.14	0.12

Distributions to shareholders from net investment income	(0.07)	(0.24)	(0.25)	(0.15)	(0.10)

Distributions to shareholders from net realized gains	—	— (b)	— (b)	— (b)	— (b)

Total distributions	(0.07)	(0.24)	(0.25)	(0.15)	(0.10)

Net asset value, end of year	$10.07	$9.88	$10.04	$10.01	$10.02

Total return(c)	2.66%	0.80%	2.82%	1.40%	1.22%

Net assets, end of year (in 000s)	$2,598,107	$1,466,673	$840,036	$1,421,091	$265,690

Ratio of net expenses to average net assets	0.22%	0.22%	0.20%	0.19%	0.15%

Ratio of total expenses to average net assets	0.31%	0.32%	0.32%	0.33%	1.20%

Ratio of net investment income to average net assets	0.63%	2.28%	2.45%	1.54%	1.08%

Portfolio turnover rate(d)	79%	87%	89%	67%	46%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.01 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

142	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short-Term Conservative Income Fund
	Investor Shares
	Year Ended March 31,		Period Ended March 31, 2019(a)
	2021	2020
Per Share Data

Net asset value, beginning of period	$9.88	$10.04	$10.03

Net investment income(b)	0.06	0.21	0.16

Net realized and unrealized gain (loss)	0.19	(0.14)	0.01

Total from investment operations	0.25	0.07	0.17

Distributions to shareholders from net investment income	(0.06)	(0.23)	(0.16)

Distributions to shareholders from net realized gains	—	— (c)	—	(c)

Total distributions	(0.06)	(0.23)	(0.16)

Net asset value, end of period	$10.07	$9.88	$10.04

Total return(d)	2.57%	0.71%	1.68%

Net assets, end of period (in 000s)	$94,682	$90,680	$6,254

Ratio of net expenses to average net assets	0.30%	0.31%	0.30	%(e)

Ratio of total expenses to average net assets	0.39%	0.41%	0.42	%(e)

Ratio of net investment income to average net assets	0.60%	2.11%	2.58	%(e)

Portfolio turnover rate(f)	79%	87%	89%

(a)	Commenced operations on August 14, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Rounds to less than $0.01 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	143

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short-Term Conservative Income Fund
	Class R6 Shares
	Year Ended March 31,			Period Ended March 31, 2018(a)
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$9.89	$10.04	$10.02	$10.02

Net investment income(b)	0.07	0.24	0.27	0.05

Net realized and unrealized gain (loss)	0.19	(0.15)	—	—

Total from investment operations	0.26	0.09	0.27	0.05

Distributions to shareholders from net investment income	(0.07)	(0.24)	(0.25)	(0.05)

Distributions to shareholders from net realized gains	—	— (c)	— (c)	—	(c)

Total distributions	(0.07)	(0.24)	(0.25)	(0.05)

Net asset value, end of period	$10.08	$9.89	$10.04	$10.02

Total return(d)	2.66%	0.91%	2.82%	0.43%

Net assets, end of period (in 000s)	$313,236	$278,788	$420,023	$10

Ratio of net expenses to average net assets	0.21%	0.21%	0.20%	0.24	%(e)

Ratio of total expenses to average net assets	0.30%	0.31%	0.32%	0.35	%(e)

Ratio of net investment income to average net assets	0.70%	2.37%	2.66%	1.64	%(e)

Portfolio turnover rate(f)	79%	87%	89%	67%

(a)	Commenced operations on November 30, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Rounds to less than $0.01 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

144	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Short-Term Conservative Income Fund
	Class P Shares
	Year Ended March 31,		Period Ended March 31, 2019(a)
	2021	2020
Per Share Data

Net asset value, beginning of period	$9.87	$10.03	$10.02

Net investment income(b)	0.07	0.24	0.25

Net realized and unrealized gain (loss)	0.20	(0.16)	—

Total from investment operations	0.27	0.08	0.25

Distributions to shareholders from net investment income	(0.07)	(0.24)	(0.24)

Distributions to shareholders from net realized gains	—	— (c)	—	(c)

Total distributions	(0.07)	(0.24)	(0.24)

Net asset value, end of period	$10.07	$9.87	$10.03

Total return(d)	2.77%	0.81%	2.48%

Net assets, end of period (in 000s)	$3,136,259	$1,935,475	$2,048,977

Ratio of net expenses to average net assets	0.21%	0.21%	0.20	%(e)

Ratio of total expenses to average net assets	0.30%	0.31%	0.32	%(e)

Ratio of net investment income to average net assets	0.65%	2.34%	2.62	%(e)

Portfolio turnover rate(f)	79%	87%	89%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Rounds to less than $0.01 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	145

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements

March 31, 2021

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Enhanced Income	A, Administration, Institutional, Investor, R6 and P	Diversified
Government Income	A, C, Institutional, Service, Investor, R6, R and P	Diversified
High Quality Floating Rate	A, Institutional, Service, Investor, R6 and P	Diversified
Inflation Protected Securities	A, C, Institutional, Investor, R6, R and P	Diversified
Short Duration Government	A, C, Institutional, Service, Investor, R6 and P	Diversified
Short Duration Income	A, C, Institutional, Investor, R6, R and P	Diversified
Short-Term Conservative Income	A, Administration, Institutional, Preferred, Investor, R6 and P	Diversified

Class A Shares of the Government Income, Inflation Protected Securities, Short Duration Government and Short Duration Income Funds are sold with a front-end sales charge of up to 3.75%, 3.75%, 1.50% and 1.50%, respectively. Class C Shares are generally sold with a contingent deferred sales charge (“CDSC”) of 1.00% (0.65% for Short Duration Government and Short Duration Income Funds), which is imposed on redemptions made within 12 months of purchase. Class A Shares of the Enhanced Income, High Quality Floating Rate and Short-Term Conservative Income Funds are not subject to a sales charge. Similarly, Administration, Preferred, Institutional, Service, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap

146

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Investment Income Dividends		Capital Gains Distributions
Fund	Declared	Paid	Declared and Paid
Enhanced Income	Daily	Monthly	Annually
Government Income	Daily	Monthly	Annually
High Quality Floating Rate	Monthly*	Monthly	Annually
Inflation Protected Securities	Quarterly	Quarterly	Annually
Short Duration Government	Daily	Monthly	Annually
Short Duration Income	Daily	Monthly	Annually
Short-Term Conservative Income	Daily	Monthly	Annually

*	Effective February 1, 2021, the Fund changed from daily distributing to monthly distributing.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

147

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

ii.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be

148

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

iii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iv.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

v.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

vi.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on other investments. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

vii.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default, and maintenance of securities for repurchase

149

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

150

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

151

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of March 31, 2021:

ENHANCED INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$374,172,509	$—

U.S. Treasury Obligations and/or Other U.S. Government Agencies	1,359,106	1,914,478	—

Asset-Backed Securities	—	60,038,238	—

Exchange Traded Fund	30,091,540	—	—

Investment Company	9,104	—	—

Short-term Investments	—	197,337,311	—

Total	$31,459,750	$633,462,536	$—

Derivative Type

Assets(a)

Futures Contracts	$1,699,667	$—	$—

Liabilities(a)

Futures Contracts	$(109,462)	$—	$—

GOVERNMENT INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Mortgage-Backed Obligations	$—	$154,907,071	$—

U.S. Treasury Obligations and/or Other U.S. Government Agencies	78,762,281	75,544,126	—

Asset-Backed Securities	—	7,093,229	—

Municipal Debt Obligations	—	3,774,427	—

Investment Company	55,603,927	—	—

Total	$134,366,208	$241,318,853	$—

Liabilities

Fixed Income

Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(14,564,068)	$—

Total	$—	$(14,564,068)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

152

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GOVERNMENT INCOME (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets

Futures Contracts(a)	$1,232,485	$—	$—

Interest Rate Swap Contracts(a)	—	26,797	—

Options Purchased	—	280,921	—

Total	$1,232,485	$307,718	$—

Liabilities

Futures Contracts(a)	$(588,515)	$—	$—

Interest Rate Swap Contracts(a)	—	(36,674)	—

Written option contracts	—	(335,110)	—

Total	$(588,515)	$(371,784)	$—

HIGH QUALITY FLOATING RATE

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Mortgage-Backed Obligations	$—	$63,094,323	$—

Asset-Backed Securities	—	81,853,285	—

Municipal Debt Obligations	—	6,809,555	—

U.S. Treasury Obligations	25,012,660	—	—

Short-term Investments	—	9,500,000	—

Total	$25,012,660	$161,257,163	$—

Derivative Type

Assets(a)

Futures Contracts	$160,072	$—	$—

Interest Rate Swap Contracts	—	10,535	—

Total	$160,072	$10,535	$—

Liabilities(a)

Futures Contracts	$(14,487)	$—	$—

Interest Rate Swap Contracts	—	(16,766)	—

Total	$(14,487)	$(16,766)	$—

INFLATION PROTECTED SECURITIES

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

U.S. Treasury Obligations	$507,917,819	$—	$—

Total	$507,917,819	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

153

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INFLATION PROTECTED SECURITIES (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets

Futures Contracts(a)	$619,954	$—	$—

Interest Rate Swap Contracts(a)	—	597,285	—

Options Purchased	—	210,303	—

Total	$619,954	$807,588	$—

Liabilities

Futures Contracts(a)	$(599,784)	$—	$—

Interest Rate Swap Contracts(a)	—	(413,736)	—

Written option contracts	—	(248,555)	—

Total	$(599,784)	$(662,291)	$—

SHORT DURATION GOVERNMENT

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Mortgage-Backed Obligations	$—	$374,208,859	$—

U.S. Treasury Obligations and/or Other U.S. Government Agencies	622,489,343	194,473,763	—

Total	$622,489,343	$568,682,622	$—

Liabilities

Fixed Income

Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(13,415,103)	$—

Total	$—	$(13,415,103)	$—

Derivative Type

Assets(a)

Futures Contracts	$6,249,851	$—	$—

Interest Rate Swap Contracts	—	93,069	—

Total	$6,249,851	$93,069	$—

Liabilities(a)

Futures Contracts	$(267,068)	$—	$—

Interest Rate Swap Contracts	—	(121,215)	—

Total	$(267,068)	$(121,215)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

154

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SHORT DURATION INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$1,627,159,419	$—

Mortgage-Backed Obligations	—	401,098,418	—

Asset-Backed Securities	—	189,998,515	—

Foreign Debt Obligations	48,539,363	28,934,167	—

Municipal Debt Obligations	—	17,781,241	—

U.S. Treasury Obligations	94,502,411	—	—

Exchange Traded Funds	56,428,468	—	—

Investment Company	46,586,584	—	—

Short-term Investments	—	83,211,497	—

Total	$246,056,826	$2,348,183,257	$—

Liabilities

Fixed Income

Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(1,081,710)	$—

Total	$—	$(1,081,710)	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$3,388,939	$—

Futures Contracts(a)	236,394	—	—

Interest Rate Swap Contracts(a)	—	10,978,292	—

Credit Default Swap Contracts(a)	—	3,101,869	—

Options Purchased	—	312,621	—

Total	$236,394	$17,781,721	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(2,497,680)	$—

Futures Contracts(a)	(2,790,594)	—	—

Interest Rate Swap Contracts(a)	—	(5,259,479)	—

Credit Default Swap Contracts(a)	—	(148,653)	—

Written option contracts	—	(397,198)	—

Total	$(2,790,594)	$(8,303,010)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

155

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SHORT-TERM CONSERVATIVE INCOME

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$2,867,866,568	$—

Municipal Debt Obligations	—	11,827,835	—

Investment Company	1,093,711,993	—	—

Short-term Investments	—	2,362,561,611	—

Total	$1,093,711,993	$5,242,256,014	$—

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of March 31, 2021. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

ENHANCED INCOME
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest	Variation margin on futures contracts	$1,699,667	(a)	Variation margin on futures contracts	$(109,462)	(a)

GOVERNMENT INCOME
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest	Variation margin on futures contracts; Variation margin on swap contracts; Purchased options at value	$1,540,203	(a)	Variation margin on futures contracts; Variation margin on swap contracts; Written options, at value	$(960,299)	(a)

HIGH QUALITY FLOATING RATE
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest	Variation margin on swap contracts; Variation margin on futures contracts	$170,607	(a)	Variation margin on swap contracts; Variation margin on futures contracts	$(31,253)	(a)

INFLATION PROTECTED SECURITIES
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest	Variation margin on swap contracts; Variation margin on futures contracts; Purchased options, at value	$1,427,542	(a)	Variation margin on swap contracts; Variation margin on futures contracts; Written options, at value	$(1,262,075)	(a)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

156

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

SHORT DURATION GOVERNMENT
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest	Variation margin on futures contracts; Variation margin on swap contracts	$6,342,920	(a)	Variation margin on futures contracts; Variation margin on swap contracts	$(388,283)	(a)

SHORT DURATION INCOME
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest	Variation margin on futures contracts; Variation margin on swap contracts; Purchased options, at value	$11,527,307	(a)	Variation margin on futures contracts; Variation margin on swap contracts; Written options, at value	$(8,447,271)	(a)
Credit	Variation margin on swap contracts; Receivable for unrealized gain on swap contracts	3,101,869	(a)	Variation margin on swap contracts	(148,653)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	3,388,939		Payable for unrealized loss on forward foreign currency exchange contracts	(2,497,680)
Total		$18,018,115			$(11,093,604)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2021. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

ENHANCED INCOME
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Interest	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(1,956,219)	$4,206,731

GOVERNMENT INCOME
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Interest	Net realized gain (loss) from purchased options, written options, futures contracts and swap contracts/Net change in unrealized gain (loss) on purchased options, written options, futures contracts and swap contracts	$1,607,914	$1,444,144

157

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2021

4. INVESTMENTS IN DERIVATIVES (continued)

HIGH QUALITY FLOATING RATE
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Interest	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) futures contracts and swap contracts	$(128,325)	$465,506

INFLATION PROTECTED SECURITIES
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Interest	Net realized gain (loss) from purchased options, written options, futures contracts and swap contracts/Net change in unrealized gain (loss) on purchased options, written options, futures contracts and swap contracts	$778,131	$2,498,341

SHORT DURATION GOVERNMENT
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Interest	Net realized gain (loss) from futures contracts and swap contracts /Net change in unrealized gain (loss) on futures contracts and swap contracts	$8,426,695	$7,675,467

SHORT DURATION INCOME
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Interest	Net realized gain (loss) from purchased option contracts, futures contracts, swap contracts and written option contracts/Net change in unrealized gain (loss) on purchased option contracts, futures contracts, swap contracts and written option contracts	$(18,118,158)	$(1,267,522)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	3,624,333	4,320,610
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	89,950	1,209,696
Total		$(14,403,875)	$4,262,784

158

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

For the year ended March 31, 2021, the relevant values for each derivative type was as follows:

	Average Number of Contracts, Notional Amounts, or Shares/Units(a)
Fund	Futures contracts	Forward contracts	Swap Agreements	Purchased Swaptions	Written Swaptions
Enhanced Income	1,232	$—	$—	$—	$—
Government Income	615	—	35,172,500	19,878,333	57,030,000
High Quality Floating Rate	125	—	27,192,500	—	—
Inflation Protected Securities	515	—	142,657,500	14,576,667	58,225,152
Short Duration Government	4,666	—	46,115,000	—	—
Short Duration Income	2,410	452,551,564	1,151,493,853	17,269,392	117,800,805

(a)	Amounts disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swaptions, swap agreements, purchased and written swaptions, or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of volume for this derivative type, for the months that the Funds held such derivatives during the fiscal year ended March 31, 2021.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended March 31, 2021, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate#
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Enhanced Income	0.25%	0.23%	0.22%	0.22%	0.22%	0.25%	0.24%
Government Income	0.53	0.48	0.45	0.44	0.44	0.53	0.47	+
High Quality Floating Rate	0.31	0.28	0.27	0.26	0.25	0.31	0.31
Inflation Protected Securities	0.26	0.23	0.22	0.22	0.21	0.26	0.26
Short Duration Government	0.44	0.40	0.38	0.37	0.36	0.44	0.42
Short Duration Income	0.40	0.36	0.34	0.33	0.32	0.38	0.36
Short-Term Conservative Income	0.25	0.25	0.25	0.25	0.25	0.25	0.18	*

#	The Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
+	Effective July 1, 2020, the Investment Adviser agreed to waive a portion of its management fee equal to 0.03% of the Fund’s average daily net assets. This arrangement will remain in effect through at least July 29, 2021.
*	The Investment Adviser agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.20% as an annual percentage rate of the Fund’s average daily net assets. This arrangement will remain in effect through at least July 29, 2021.

159

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2021

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Funds invest in Institutional Shares of the Goldman Sachs Access High Yield Corporate Bond ETF, Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF, Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”) and Goldman Sachs Financial Square Money Market Fund, which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Funds in which the Funds invest. For the fiscal year ended March 31, 2021, the management fee waived by GSAM for each Fund was as follows:

Fund	Management Fee Waived
Enhanced Income	$65,161
Government Income	123,910
High Quality Floating Rate	—
Inflation Protected Securities	17,032
Short Duration Government	238,108
Short Duration Income	317,315
Short-Term Conservative Income	1,208,041

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/ or Service Plan Rates
Fund	Class A*	Class C	Class R*	Service
Enhanced Income	0.15%	—%	—%	—%
Government Income	0.25	0.75	0.50	0.25
High Quality Floating Rate	0.15	—	—	0.25
Inflation Protected Securities	0.25	0.75	0.50	—
Short Duration Government	0.25	0.75	—	0.25
Short Duration Income	0.25	0.75	0.50	—
Short-Term Conservative Income	0.15	—	—	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

160

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Goldman Sachs has agreed to waive a portion of the distribution (12b-1) and service fees applicable to the Short Duration Government Fund’s and Short Duration Income Fund’s Class C Shares in an amount equal to 0.35% of the average daily net assets attributable to Class C Shares of the respective Funds. These arrangements will remain in place through at least July 29, 2021, and from year to year thereafter, provided that such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in these arrangements.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended March 31, 2021, Goldman Sachs retained the following amounts:

Front End Sales Charge
Fund	Class A
Enhanced Income	$—
Government Income	3,544
High Quality Floating Rate	—
Inflation Protected Securities	6,721
Short Duration Government	5,439
Short Duration Income	3,123
Short-Term Conservative Income	—

D.  Administration, Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Administration, Service and/or Shareholder Administration Plans to allow Administration, Preferred, Class C and Service Shares, as applicable, to compensate service organizations (including Goldman Sachs) for providing varying levels of account administration and/or personal and account maintenance services to their customers who are beneficial owners of such shares. The Administration, Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25%, 0.10%, 0.25% and 0.25% of the average daily net assets attributable to Administration, Preferred, Class C or Service Shares of the Funds, as applicable. Effective September 2, 2020, the service fee accrual was shut down for Administration and Preferred Shares of the Short-Term Conservative Income Fund.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.12% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Administration, Preferred, Institutional and Service Shares. Prior to July 1, 2020, the fees charged for such transfer agency services was 0.13% of the average daily net assets of Class A, Class C, Investor and Class R Shares.

Effective July 29, 2020, Goldman Sachs has agreed to waive a portion of its transfer agency fee (a component of “Other Expenses”) equal to 0.02% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares of the Government Income Fund through at least July 29, 2021, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees. Prior to July 29, 2020, such transfer agency fee waiver was 0.03% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Investor, and Class R Shares of the Government Income Fund.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and

161

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2021

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Enhanced Income, Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government, Short Duration Income and Short-Term Conservative Income Funds are 0.064%, 0.004%, 0.014%, 0.044%, 0.004%, 0.014% and 0.004%, respectively. These Other Expense limitations will remain in place through at least July 29, 2021, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended March 31, 2021, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Class C Distribution and Service Fees	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions
Enhanced Income	$65,161	$—	$21	$138,409	$203,591
Government Income	192,385	—	24,287	552,688	769,360
High Quality Floating Rate	—	—	20	402,087	402,107
Inflation Protected Securities	17,032	—	113	309,019	326,164
Short Duration Government	238,108	54,087	146	539,680	832,021
Short Duration Income	317,315	6,265	33	573,858	897,471
Short-Term Conservative Income	3,644,283	—	181	743,071	4,387,535

G.  Line of Credit Facility — As of March 31, 2021, the Funds participated in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2021, the Funds did not have any borrowings under the facility. The facility was increased to $1,000,000,000 effective April 26, 2021.

H.  Other Transactions with Affiliates — For the fiscal year ended March 31, 2021, Goldman Sachs earned $24,825, $18,466, $2,505, $15,034, $86,764 and $108,407 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Enhanced Income, Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government and Short Duration Income Funds, respectively.

As of March 31, 2021, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of total outstanding shares of the following Funds:

Fund	Administration	Preferred	Class R
Short Duration Income	—%	—%	6%
Short-Term Conservative Income	100	100	—

162

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The table below shows the transactions in and earnings from investments in the Underlying Funds for the fiscal year ended March 31, 2021:

Fund	Underlying Fund	Beginning value as of March 31, 2020	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change In Unrealized Gain (Loss)	Ending value as of March 31, 2021	Shares as of March 31, 2021	Dividend Income
Enhanced Income	Goldman Sachs Financial Square Government Fund — Institutional Shares	$—	$609,294,846	$(609,294,846)	$—	$—	$—	—	$22,510
	Goldman Sachs Financial Square Money Market Fund — Institutional Shares	1,446,103	16	(1,437,030)	(1,582)	1,597	9,104	9,096	17
Government Income	Goldman Sachs Financial Square Government Fund — Institutional Shares	59,347,188	300,380,787	(304,124,048)	—	—	55,603,927	55,603,927	64,382
Inflation Protected Securities	Goldman Sachs Financial Square Government Fund — Institutional Shares	3,508,731	181,838,608	(185,347,339)	—	—	—	—	8,866
Short Duration Government	Goldman Sachs Financial Square Government Fund — Institutional Shares	99,415,408	714,047,201	(813,462,609)	—	—	—	—	81,394
Short Duration Income	Goldman Sachs Financial Square Government Fund — Institutional Shares	3,637,470	1,854,739,171	(1,811,790,057)	—	—	46,586,584	46,586,584	80,642
	Goldman Sachs Access High Yield Corporate Bond ETF	—	36,594,195	—	—	1,160,672	37,754,867	754,343	1,113,916
	Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF	—	18,743,466	—	—	(69,865)	18,673,601	372,615	102,391
Short-Term Conservative Income	Goldman Sachs Financial Square Government Fund — Institutional Shares	62,722,363	6,550,899,900	(5,519,910,270)	—	—	1,093,711,993	1,093,711,993	292,602
	Goldman Sachs Financial Square Money Market Fund — Institutional Shares	198,305,267	329,170	(198,971,765)	136,057	201,271	—	—	338,882

163

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2021

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2021, were:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Enhanced Income	$8,900,000	$294,883,926	$29,230,121	$214,590,453
Government Income	2,893,504,465	1,500,519	2,897,069,631	15,149,394
High Quality Floating Rate	36,367,803	11,439,109	32,684,176	71,753,337
Inflation Protected Securities	364,655,741	—	217,818,754	—
Short Duration Government	6,262,313,736	—	5,919,906,835	—
Short Duration Income	4,040,365,935	1,668,027,539	3,698,445,069	430,396,062
Short-Term Conservative Income	130,957,967	2,253,500,523	129,940,769	1,697,215,844

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2021 was as follows:

	Enhanced Income	Government Income	High Quality Floating Rate	Inflation Protected Securities	Short Duration Government	Short Duration Income	Short-Term Conservative Income
Distribution paid from:
Ordinary income	$6,889,394	$3,962,933	$1,469,838	$4,948,454	$11,262,719	$31,719,919	$32,143,647
Net long-term capital gains	—	—	—	—	—	831,615	—
Total taxable distributions	$6,889,394	$3,962,933	$1,469,838	$4,948,454	$11,262,719	$32,551,534	$32,143,647
Tax return of capital	$—	$—	$67,904	$—	$—	$2,274,336	$—

The tax character of distributions paid during the fiscal year ended March 31, 2020 was as follows:

	Enhanced Income	Government Income	High Quality Floating Rate	Inflation Protected Securities	Short Duration Government	Short Duration Income	Short-Term Conservative Income
Distribution paid from:
Ordinary income	$11,382,290	$6,395,907	$8,510,490	$10,178,789	$21,340,015	$19,222,650	$93,762,169
Net long-term capital gains	—	—	—	—	—	—	298,685
Total taxable distributions	$11,382,290	$6,395,907	$8,510,490	$10,178,789	$21,340,015	$19,222,650	$94,060,854
Tax return of capital	$—	$—	$—	$—	$—	$3,376,466	$—

164

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

7. TAX INFORMATION (continued)

As of March 31, 2021, the components of accumulated earnings (losses) on a tax basis were as follows:

	Enhanced Income	Government Income	High Quality Floating Rate	Inflation Protected Securities	Short Duration Government	Short Duration Income	Short-Term Conservative Income
Undistributed ordinary income — net	$722,729	$5,254,696	$—	$1,198,201	$1,457,610	$—	$20,288
Capital loss carryforwards(1):
Perpetual Short-Term	(1,826,017)	—	(4,561,220)	—	(12,462,678)	—	(5,251,310)
Perpetual Long-Term	(2,090,311)	—	(3,972,410)	—	(18,686,979)	—	—
Total capital loss carryforwards	$(3,916,328)	$—	$(8,533,630)	$—	$(31,149,657)	$—	$(5,251,310)
Timing differences (Income Distributions Payable, Qualified Late Year Loss Deferral/ Post October Loss Deferral and Straddle Loss Deferrals)	$(46,211)	$(8,593,078)	$—	$(11,899,160)	(6,703,849)	(20,785,799)	$(34,500)
Unrealized gains (losses) — net	4,442,950	5,509,415	359,231	28,293,014	11,489,606	32,591,196	6,960,520
Total accumulated earnings (losses) net	$1,203,140	$2,171,033	$(8,174,399)	$17,592,055	$(24,906,290)	$11,805,397	$1,694,998

(1)	The Enhanced Income, Government Income, Inflation Protected Securities, Short Duration Government and Short Duration Income Funds utilized $2,497,113, $2,097,307, $7,787,826, $9,381,641 and $413,244, respectively, of capital losses in the current fiscal year.

As of March 31, 2021, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Enhanced Income	Government Income	High Quality Floating Rate	Inflation Protected Securities	Short Duration Government	Short Duration Income	Short-Term Conservative Income
Tax Cost	$662,069,541	$370,814,207	$186,049,946	$479,863,737	$1,185,605,487	$2,568,855,186	$6,329,007,487
Gross unrealized gain	5,198,425	7,268,275	613,148	29,326,319	15,428,452	41,673,697	8,387,930
Gross unrealized loss	(755,475)	(1,758,860)	(253,917)	(1,033,305)	(3,938,846)	(9,082,501)	(1,427,410)
Net unrealized gains (losses)	$4,442,950	$5,509,415	$359,231	$28,293,014	$11,489,606	$32,591,196	$6,960,520

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures contracts and net mark to market gains (losses) on foreign currency contracts, and differences in the tax treatment of market discount accretion and premium amortization, inflation protected securities and swap transactions.

The Short Duration Income Fund reclassed $93,412 from distributable earnings to paid in capital for the year ending March 31, 2021. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from differences in the tax treatment of swap transactions.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

165

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2021

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent a Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, a Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

In 2017, the United Kingdom’s Financial Conduct Authority (“FCA”) warned that LIBOR may cease to be available or appropriate for use by 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to a Fund’s investments resulting from a substitute reference rate may also adversely affect a Fund’s performance and/or NAV.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls, confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or problems with registration, settlement or custody, may result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs.

166

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

8. OTHER RISKS (continued)

In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

State/Territory Specific Risk — A Fund’s investments in municipal obligations of issuers located in a particular state or U.S. territory may be adversely affected by political, economic and regulatory developments within that state or U.S. territory. Such developments may affect the financial condition of a state’s or territory’s political subdivisions, agencies, instrumentalities and public authorities and heighten the risks associated with investing in bonds issued by such parties, which could, in turn, adversely affect a Fund’s income, NAV, liquidity, and/or ability to preserve or realize capital appreciation.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” This ASU provides optional exceptions for applying GAAP to contract modifications, hedging relationships and other transactions affected reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. As of the financial reporting period, GSAM is currently evaluating the impact, if any, of applying ASU 2020-04.

167

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2021

10. OTHER MATTERS (continued)

On October 22, 2020, Goldman Sachs announced a settlement of matters involving 1Malaysia Development Bhd. (1MDB), a Malaysian sovereign wealth fund, with the United States Department of Justice as well as criminal and civil authorities in the UK, Singapore and Hong Kong. Further information regarding the 1MDB settlement can be found at https://www.goldmansachs.com/media-relations/press-releases/current/goldman-sachs-2020-10-22.html. The 1MDB settlement will not materially adversely affect GSAM’s ability to serve as investment manager.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

168

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS

	Enhanced Income Fund
	For the Fiscal Year Ended March 31, 2021		For the Fiscal Year Ended March 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	686,507	$6,561,245	124,602	$1,179,827
Reinvestment of distributions	11,232	106,960	24,956	235,946
Shares redeemed	(253,531)	(2,408,937)	(1,068,108)	(10,105,480)
	444,208	4,259,268	(918,550)	(8,689,707)
Administration Shares
Shares sold	1,239,718	11,863,312	169,751	1,604,403
Reinvestment of distributions	5,424	51,718	7,452	70,530
Shares redeemed	(215)	(2,058)	(23,389)	(222,174)
	1,244,927	11,912,972	153,814	1,452,759
Institutional Shares
Shares sold	28,808,534	275,013,838	6,191,519	58,509,132
Reinvestment of distributions	240,368	2,286,870	437,541	4,130,930
Shares redeemed	(17,262,599)	(164,495,559)	(13,792,687)	(130,078,877)
	11,786,303	112,805,149	(7,163,627)	(67,438,815)
Investor Shares
Shares sold	385,873	3,671,137	878,110	8,284,721
Reinvestment of distributions	10,200	96,912	19,600	184,838
Shares redeemed	(181,193)	(1,723,073)	(796,861)	(7,514,242)
	214,880	2,044,976	100,849	955,317
Class R6 Shares
Shares sold	2,378,037	22,527,484	1,415,912	13,357,325
Reinvestment of distributions	65,661	624,385	124,180	1,172,168
Shares redeemed	(3,519,367)	(33,412,474)	(1,920,278)	(17,914,146)
	(1,075,669)	(10,260,605)	(380,186)	(3,384,653)
Class P Shares
Shares sold	42,079,871	400,749,113	6,090,718	57,553,022
Reinvestment of distributions	366,105	3,486,142	439,490	4,149,291
Shares redeemed	(28,232,627)	(269,318,396)	(10,061,170)	(95,137,185)
	14,213,349	134,916,859	(3,530,962)	(33,434,872)

NET INCREASE (DECREASE)	26,827,998	$255,678,619	(11,738,662)	$(110,539,971)

169

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2021

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Government Income Fund
	For the Fiscal Year Ended March 31, 2021		For the Fiscal Year Ended March 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,719,223	$26,907,861	1,073,050	$16,108,856
Reinvestment of distributions	42,889	669,366	97,754	1,463,742
Shares redeemed	(1,679,101)	(26,160,459)	(2,738,715)	(40,966,833)
	83,011	1,416,768	(1,567,911)	(23,394,235)
Class C Shares
Shares sold	123,850	1,940,266	147,197	2,238,519
Reinvestment of distributions	630	9,848	2,386	35,795
Shares redeemed	(284,166)	(4,431,364)	(89,061)	(1,336,974)
	(159,686)	(2,481,250)	60,522	937,340
Institutional Shares
Shares sold	9,109,190	142,361,864	6,620,674	100,445,933
Reinvestment of distributions	128,694	2,006,823	174,533	2,613,161
Shares redeemed	(10,946,632)	(171,065,536)	(4,268,184)	(63,937,918)
	(1,708,748)	(26,696,849)	2,527,023	39,121,176
Service Shares
Shares sold	403,357	6,302,297	645,261	9,649,068
Reinvestment of distributions	18,391	286,290	42,545	635,995
Shares redeemed	(776,572)	(12,078,129)	(652,731)	(9,713,238)
	(354,824)	(5,489,542)	35,075	571,825
Investor Shares
Shares sold	560,270	8,772,425	494,515	7,451,097
Reinvestment of distributions	8,034	125,554	2,871	43,214
Shares redeemed	(680,274)	(10,646,670)	(58,640)	(882,970)
	(111,970)	(1,748,691)	438,746	6,611,341
Class R6 Shares
Shares sold	519,916	8,123,561	441,072	6,601,187
Reinvestment of distributions	8,439	131,506	12,166	182,050
Shares redeemed	(456,570)	(7,098,872)	(388,488)	(5,828,140)
	71,785	1,156,195	64,750	955,097
Class R Shares
Shares sold	381,050	5,942,078	543,890	8,196,293
Reinvestment of distributions	7,416	115,649	21,918	328,019
Shares redeemed	(646,220)	(10,074,982)	(747,959)	(11,289,399)
	(257,754)	(4,017,255)	(182,151)	(2,765,087)
Class P Shares
Shares sold	302,776	4,743,407	459,416	6,896,000
Reinvestment of distributions	12,745	198,473	17,733	265,652
Shares redeemed	(322,904)	(5,024,928)	(267,178)	(4,006,978)
	(7,383)	(83,048)	209,971	3,154,674

NET INCREASE (DECREASE)	(2,445,569)	$(37,943,672)	1,586,025	$25,192,131

170

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	High Quality Floating Rate Fund
	For the Fiscal Year Ended March 31, 2021		For the Fiscal Year Ended March 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	100,154	$866,765	824,038	$7,167,802
Reinvestment of distributions	3,880	33,444	22,253	193,125
Shares redeemed	(626,227)	(5,329,431)	(459,834)	(3,994,571)
	(522,193)	(4,429,222)	386,457	3,366,356
Institutional Shares
Shares sold	5,935,419	51,378,799	5,255,330	45,437,667
Reinvestment of distributions	28,884	249,496	102,648	891,338
Shares redeemed	(4,864,435)	(42,115,897)	(4,296,084)	(37,240,868)
	1,099,868	9,512,398	1,061,894	9,088,137
Service Shares
Shares sold	27	237	8,377	73,209
Reinvestment of distributions	10	85	146	1,277
Shares redeemed	—	—	(13,335)	(115,966)
	37	322	(4,812)	(41,480)
Investor Shares
Shares sold	122,401	1,061,551	915,021	7,912,167
Reinvestment of distributions	2,048	17,620	25,379	219,899
Shares redeemed	(414,165)	(3,534,483)	(1,421,190)	(12,237,900)
	(289,716)	(2,455,312)	(480,790)	(4,105,834)
Class R6 Shares
Shares sold	426,470	3,716,081	25,082	217,975
Reinvestment of distributions	1,673	14,487	9,082	78,951
Shares redeemed	(93,681)	(807,407)	(596,928)	(5,189,884)
	334,462	2,923,161	(562,764)	(4,892,958)
Class P Shares
Shares sold	6,080,840	52,765,266	8,415,654	73,233,038
Reinvestment of distributions	102,641	886,657	726,432	6,313,928
Shares redeemed	(9,390,448)	(80,995,743)	(35,157,694)	(304,892,048)
	(3,206,967)	(27,343,820)	(26,015,608)	(225,345,082)

NET DECREASE	(2,584,509)	$(21,792,473)	(25,615,623)	$(221,930,861)

171

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2021

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Inflation Protected Securities Fund
	For the Fiscal Year Ended March 31, 2021		For the Fiscal Year Ended March 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,431,948	$38,902,637	1,978,603	$21,068,912
Reinvestment of distributions	26,720	306,591	54,908	578,540
Shares redeemed	(2,226,196)	(25,257,369)	(2,358,860)	(24,986,706)
	1,232,472	13,951,859	(325,349)	(3,339,254)
Class C Shares
Shares sold	94,008	1,047,418	14,752	155,892
Reinvestment of distributions	1,035	11,672	5,191	53,519
Shares redeemed	(86,335)	(961,471)	(222,585)	(2,313,340)
	8,708	97,619	(202,642)	(2,103,929)
Institutional Shares
Shares sold	8,960,956	103,001,296	6,167,610	66,377,056
Reinvestment of distributions	103,505	1,200,616	244,560	2,612,342
Shares redeemed	(7,684,937)	(88,404,965)	(7,541,740)	(80,898,734)
	1,379,524	15,796,947	(1,129,570)	(11,909,336)
Investor Shares
Shares sold	5,929,589	67,758,203	1,568,160	16,748,401
Reinvestment of distributions	54,886	632,926	49,962	530,726
Shares redeemed	(1,952,146)	(22,434,755)	(661,171)	(7,054,115)
	4,032,329	45,956,374	956,951	10,225,012
Class R6 Shares
Shares sold	6,428,838	74,013,840	2,717,859	29,280,619
Reinvestment of distributions	76,419	885,772	102,551	1,094,951
Shares redeemed	(1,864,000)	(21,437,842)	(1,888,627)	(20,269,058)
	4,641,257	53,461,770	931,783	10,106,512
Class R Shares
Shares sold	645,838	7,267,664	904,066	9,542,983
Reinvestment of distributions	8,466	96,736	26,030	273,126
Shares redeemed	(799,727)	(8,940,114)	(719,395)	(7,596,471)
	(145,423)	(1,575,714)	210,701	2,219,638
Class P Shares
Shares sold	2,317,114	26,355,528	2,778,507	29,565,299
Reinvestment of distributions	46,269	536,625	232,024	2,470,173
Shares redeemed	(889,424)	(10,062,158)	(10,436,936)	(111,822,851)
	1,473,959	16,829,995	(7,426,405)	(79,787,379)

NET INCREASE (DECREASE)	12,622,826	$144,518,850	(6,984,531)	$(74,588,736)

172

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Short Duration Government Fund
	For the Fiscal Year Ended March 31, 2021		For the Fiscal Year Ended March 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,692,316	$57,024,071	5,373,313	$52,966,227
Reinvestment of distributions	73,743	738,968	139,997	1,377,240
Shares redeemed	(4,281,453)	(42,901,558)	(4,840,771)	(47,660,557)
	1,484,606	14,861,481	672,539	6,682,910
Class C Shares
Shares sold	853,632	8,491,586	536,956	5,264,744
Reinvestment of distributions	6,503	64,727	19,772	193,191
Shares redeemed	(791,231)	(7,870,701)	(844,515)	(8,245,974)
	68,904	685,612	(287,787)	(2,788,039)
Institutional Shares
Shares sold	38,476,280	384,079,462	18,750,118	184,220,061
Reinvestment of distributions	455,332	4,546,020	695,220	6,817,813
Shares redeemed	(22,795,947)	(227,457,990)	(23,367,880)	(229,164,383)
	16,135,665	161,167,492	(3,922,542)	(38,126,509)
Service Shares
Shares sold	382,348	3,816,553	569,697	5,569,643
Reinvestment of distributions	6,313	62,964	19,873	194,581
Shares redeemed	(275,680)	(2,748,662)	(555,079)	(5,430,434)
	112,981	1,130,855	34,491	333,790
Investor Shares
Shares sold	2,674,784	26,815,447	3,741,545	36,938,076
Reinvestment of distributions	43,437	435,568	69,398	683,308
Shares redeemed	(2,707,097)	(27,137,998)	(2,943,420)	(29,051,462)
	11,124	113,017	867,523	8,569,922
Class R6 Shares
Shares sold	1,210,169	12,086,008	841,480	8,298,018
Reinvestment of distributions	15,938	159,159	13,261	130,094
Shares redeemed	(823,772)	(8,227,718)	(207,302)	(2,038,804)
	402,335	4,017,449	647,439	6,389,308
Class P Shares
Shares sold	19,703,647	196,620,829	6,625,222	64,899,293
Reinvestment of distributions	445,377	4,446,043	1,002,183	9,818,952
Shares redeemed	(20,263,891)	(202,287,699)	(22,404,290)	(219,464,876)
	(114,867)	(1,220,827)	(14,776,885)	(144,746,631)

NET INCREASE (DECREASE)	18,100,748	$180,755,079	(16,765,222)	$(163,685,249)

173

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2021

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Short Duration Income Fund
	For the Fiscal Year Ended March 31, 2021		For the Fiscal Year Ended March 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	7,346,750	$75,292,102	1,006,723	$10,044,486
Reinvestment of distributions	80,674	825,741	24,100	239,799
Shares redeemed	(767,493)	(7,847,234)	(703,715)	(6,917,607)
	6,659,931	68,270,609	327,108	3,366,678
Class C Shares
Shares sold	204,916	2,101,081	70,197	698,273
Reinvestment of distributions	2,370	24,196	3,420	34,044
Shares redeemed	(87,876)	(894,013)	(113,366)	(1,117,650)
	119,410	1,231,264	(39,749)	(385,333)
Institutional Shares
Shares sold	28,121,177	288,700,675	7,550,417	74,999,885
Reinvestment of distributions	193,687	1,984,052	155,185	1,547,838
Shares redeemed	(6,120,044)	(62,642,885)	(7,440,031)	(74,100,461)
	22,194,820	228,041,842	265,571	2,447,262
Investor Shares
Shares sold	3,048,495	31,257,537	4,618,746	45,998,772
Reinvestment of distributions	25,886	265,221	50,286	501,842
Shares redeemed	(1,004,612)	(10,291,540)	(4,383,127)	(43,501,301)
	2,069,769	21,231,218	285,905	2,999,313
Class R6 Shares
Shares sold	771,298	7,864,878	32,799	327,375
Reinvestment of distributions	10,925	112,018	3,679	36,655
Shares redeemed	(112,141)	(1,148,046)	(52,075)	(518,233)
	670,082	6,828,850	(15,597)	(154,203)
Class R Shares
Shares sold	270,015	2,775,581	2,408	24,040
Reinvestment of distributions	1,838	18,891	300	2,991
Shares redeemed	(268,040)	(2,771,192)	(850)	(8,515)
	3,813	23,280	1,858	18,516
Class P Shares
Shares sold	214,563,569	2,193,098,631	36,970,814	368,351,465
Reinvestment of distributions	3,068,323	31,402,380	1,993,763	19,875,283
Shares redeemed	(89,525,895)	(917,367,833)	(27,031,299)	(268,622,567)
	128,105,997	1,307,133,178	11,933,278	119,604,181

NET INCREASE	159,823,822	$$1,632,760,241	12,758,374	$127,896,414

174

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Short-Term Conservative Income Fund
	For the Fiscal Year Ended March 31, 2021		For the Fiscal Year Ended March 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	16,307,415	$163,831,667	7,715,050	$77,516,019
Reinvestment of distributions	39,046	392,428	108,966	1,093,936
Shares redeemed	(8,545,439)	(85,987,966)	(8,532,146)	(85,532,994)
	7,801,022	78,236,129	(708,130)	(6,923,039)
Administration Shares
Shares sold	3,807	37,888	102,576	1,030,756
Reinvestment of distributions	286	2,862	1,617	16,229
Shares redeemed	(107,187)	(1,078,301)	(91,804)	(921,717)
	(103,094)	(1,037,551)	12,389	125,268
Preferred Shares
Reinvestment of distributions	18	185	61	614
	18	185	61	614
Institutional Shares
Shares sold	294,511,957	2,966,491,798	200,312,422	2,013,343,633
Reinvestment of distributions	1,118,156	11,241,129	3,026,963	30,390,073
Shares redeemed	(186,168,577)	(1,873,704,607)	(138,597,775)	(1,387,990,290)
	109,461,536	1,104,028,320	64,741,610	655,743,416
Investor Shares
Shares sold	20,375,798	204,988,191	20,979,266	210,745,806
Reinvestment of distributions	79,503	799,305	163,480	1,640,862
Shares redeemed	(20,232,410)	(203,757,282)	(12,588,448)	(125,824,881)
	222,891	2,030,214	8,554,298	86,561,787
Class R6 Shares
Shares sold	7,938,481	80,019,849	95,862,431	964,281,503
Reinvestment of distributions	205,664	2,068,084	1,152,079	11,579,195
Shares redeemed	(5,260,764)	(53,010,522)	(110,653,008)	(1,112,841,737)
	2,883,381	29,077,411	(13,638,498)	(136,981,039)
Class P Shares
Shares sold	309,913,065	3,117,152,461	223,664,416	2,246,900,593
Reinvestment of distributions	1,675,142	16,830,884	4,566,634	45,809,114
Shares redeemed	(196,039,752)	(1,971,408,653)	(236,490,139)	(2,366,444,340)
	115,548,455	1,162,574,692	(8,259,089)	(73,734,633)

NET INCREASE	235,814,209	$2,374,909,400	50,702,641	$524,792,374

175

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Enhanced Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs High Quality Floating Rate Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Income Fund, and Goldman Sachs Short-Term Conservative Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Enhanced Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs High Quality Floating Rate Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Income Fund, and Goldman Sachs Short-Term Conservative Income Fund (seven of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2021, the related statements of operations for the year ended March 31, 2021, the statements of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

May 26, 2021

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

176

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2021 (Unaudited)

As a shareholder of Class A, Class C, Administration, Preferred, Institutional, Service, Investor, Class R6, Class R or Class P Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares for certain Funds), contingent deferred sales charges on redemptions (generally with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, and Class R and Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Administration, Preferred, Institutional, Service, Investor, Class R6, Class R or Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2020 through March 31, 2021, which represents a period of 182 days of a 365-day year. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Enhanced Income Fund				Government Income Fund				High Quality Floating Rate Fund				Inflation Protected Securities Fund
Share Class	Beginning Account Value 10/1/20	Ending Account Value 3/31/21		Expenses Paid for the 6 months ended 3/31/21*	Beginning Account Value 10/1/20	Ending Account Value 3/31/21		Expenses Paid for the 6 months ended 3/31/21*	Beginning Account Value 10/1/20	Ending Account Value 3/31/21		Expenses Paid for the 6 months ended 3/31/21*	Beginning Account Value 10/1/20	Ending Account Value 3/31/21		Expenses Paid for the 6 months ended 3/31/21*

Class A
Actual	$1,000.00	$1,004.90		$2.85	$1,000.00	$968.20		$4.02	$1,000.00	$1,005.30		$2.95	$1,000.00	$997.80		$3.34
Hypothetical 5% return	1,000.00	1,022.09	+	2.87	1,000.00	1,020.84	+	4.13	1,000.00	1,021.99	+	2.97	1,000.00	1,021.59	+	3.38
Class C
Actual	—	—		—	1,000.00	964.60		7.69	—	—		—	1,000.00	994.50		7.06
Hypothetical 5% return	—	—		—	1,000.00	1,017.10	+	7.90	—	—		—	1,000.00	1,017.85	+	7.14
Administration
Actual	1,000.00	1,004.80		2.95	—	—		—	—	—		—	—	—		—
Hypothetical 5% return	1,000.00	1,021.99	+	2.97	—	—		—	—	—		—	—	—		—
Institutional
Actual	1,000.00	1,007.10		1.70	1,000.00	969.00		2.50	1,000.00	1,006.40		1.80	1,000.00	999.40		1.69
Hypothetical 5% return	1,000.00	1,023.24	+	1.72	1,000.00	1,022.39	+	2.57	1,000.00	1,023.14	+	1.82	1,000.00	1,023.24	+	1.72
Service
Actual	—	—		—	1,000.00	967.20		4.95	1,000.00	1,004.40		4.40	—	—		—
Hypothetical 5% return	—	—		—	1,000.00	1,019.90	+	5.09	1,000.00	1,020.54	+	4.43	—	—		—
Investor
Actual	1,000.00	1,006.70		2.10	1,000.00	968.70		2.80	1,000.00	1,006.10		2.20	1,000.00	999.10		2.09
Hypothetical 5% return	1,000.00	1,022.84	+	2.12	1,000.00	1,022.09	+	2.87	1,000.00	1,022.74	+	2.22	1,000.00	1,022.84	+	2.12
Class R6
Actual	1,000.00	1,007.20		1.65	1,000.00	969.60		2.46	1,000.00	1,007.70		1.75	1,000.00	1,000.30		1.65
Hypothetical 5% return	1,000.00	1,023.29	+	1.66	1,000.00	1,022.44	+	2.52	1,000,00	1,023.19	+	1.77	1,000.00	1,023.29	+	1.66
Class R
Actual	—	—		—	1,000.00	966.90		5.25	—	—		—	1,000.00	996.50		4.58
Hypothetical 5% return	—	—		—	1,000.00	1,019.60	+	5.39	—	—	+	—	1,000.00	1,020.34	+	4.63
Class P
Actual	1,000.00	1,007.20		1.65	1,000.00	969.60		2.46	1,000.00	1,006.50		1.75	1,000.00	999.50		1.65
Hypothetical 5% return	1,000.00	1,023.29	+	1.66	1,000.00	1,022.44	+	2.52	1,000.00	1,023.19	+	1.77	1,000.00	1,023.29	+	1.66

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2021. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:
+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

Fund	Class A	Class C	Administration	Institutional	Service	Investor	Class R6	Class R	Class P
Enhanced Income	0.57%	—%	0.59%	0.34%	—%	0.42%	0.33%	—%	0.33%
Government Income	0.82	1.57	—	0.51	1.01	0.57	0.50	1.07	0.50
High Quality Floating Rate	0.59	—	—	0.36	0.38	0.44	0.35	—	0.35
Inflation Protected Securities	0.67	1.42	—	0.34	—	0.42	0.33	0.92	0.33

177

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2021 (Unaudited) (continued)

	Short Duration Government Fund				Short Duration Income Fund				Short-Term Conservative Income Fund
Share Class	Beginning Account Value 10/1/20	Ending Account Value 3/31/21		Expenses Paid for the 6 months ended 3/31/21*	Beginning Account Value 10/1/20	Ending Account Value 3/31/21		Expenses Paid for the 6 months ended 3/31/21*	Beginning Account Value 10/1/20	Ending Account Value 3/31/21		Expenses Paid for the 6 months ended 3/31/21*

Class A
Actual	$1,000.00	$1,001.50		$3.89	$1,000.00	$999.50		$3.69	$1,000.00	$1,000.90		$2.19
Hypothetical 5% return	1,000.00	1,021.04	+	3.93	1,000.00	1,021.24	+	3.73	1,000.00	1,022.74	+	2.22
Class C
Actual	1,000.00	999.50		5.88	1,000.00	998.50		5.68	—	—		—
Hypothetical 5% return	1,000.00	1,019.05	+	5.94	1,000.00	1,019.25	+	5.74	—	—		—
Administration
Actual	—	—		—	—	—		—	1,000.00	1,001.10		1.15
Hypothetical 5% return	—	—		—	—	—		—	1,000.00	1,022.59	+	1.16
Preferred
Actual	—	—		—	—	—		—	1,000.00	1,002.10		1.05
Hypothetical 5% return	—	—		—	—	—		—	1,000.00	1,023.88	+	1.06
Institutional
Actual	1,000.00	1,003.10		2.25	1,000.00	1,002.10		2.05	1,000.00	1,001.10		1.05
Hypothetical 5% return	1,000.00	1,022.69	+	2.27	1,000.00	1,022.89	+	2.07	1,000.00	1,023.88	+	1.06
Service
Actual	1,000.00	1,000.60		4.74	—	—		—	—	—		—
Hypothetical 5% return	1,000.00	1,020.19	+	4.78	—	—		—	—	—		—
Investor
Actual	1,000.00	1,003.70		2.65	1,000.00	1,000.70		2.44	1,000.00	1,000.70		1.45
Hypothetical 5% return	1,000.00	1,022.29	+	2.67	1,000.00	1,022.49	+	2.47	1,000.00	1,023.49	+	1.46
Class R6
Actual	1,000.00	1,003.20		2.20	1,000.00	1,001.20		2.00	1,000.00	1,002.10		1.00
Hypothetical 5% return	1,000.00	1,022.74	+	2.22	1,000.00	1,022.94	+	2.02	1,000.00	1,023.93	+	1.01
Class R
Actual	—	—		—	1,000.00	998.20		4.93	—	—		—
Hypothetical 5% return	—	—		—	1,000.00	1,020.00	+	4.99	—	—		—
Class P
Actual	1,000.00	1,003.20		2.20	1,000.00	1,001.20		2.00	1,000.00	1,002.10		1.00
Hypothetical 5% return	1,000.00	1,022.74	+	2.22	1,000.00	1,022.94	+	2.02	1,000.00	1,023.93	+	1.01

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2021. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

Fund	Class A	Class C	Administration	Preferred	Institutional	Service	Investor	Class R6	Class R	Class P
Short Duration Government	0.78%	1.18%	—%	—%	0.45%	0.95%	0.53%	0.44%	—%	0.44%
Short Duration Income	0.74	1.14	—	—	0.41	—	0.49	0.40	0.99	0.40
Short-Term Conservative	0.44	—	0.23	0.21	0.21	—	0.29	0.20	—	0.20

178

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Liquidity Risk Management Program (Unaudited)

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 9-10, 2021, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the initial period from December 1, 2020 through December 31, 2021 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions (2) an assessment of the methodologies used to classify investments into one of four liquidity categories; and (3) the impact of the COVID 19 pandemic on liquidity and management of liquidity risk during the Reporting Period, including during stresset market conditions caused by the COVID-19 pandemic. The report concluded that the Program was reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

179

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 72	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Dwight L. Bush Age: 64	Trustee	Since 2020	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Kathryn A. Cassidy Age: 67	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Diana M. Daniels Age: 71	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Joaquin Delgado Age: 61	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust

				105	Hexion Inc. (a specialty chemical manufacturer); Stepan Company (a specialty chemical manufacturer)

Roy W. Templin Age: 60	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 69	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	Verizon Communications Inc.

180

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 58	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	161	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of March 31, 2021.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of March 31, 2021, Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 35 portfolios (20 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

181

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 58	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 52	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of March 31, 2021.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Short Duration and Government Fixed Income Funds Tax Information (Unaudited)

Pursuant to Section 871(k) of the Internal Revenue Code, the Inflation Protected Securities Fund designates $4,948,454 as interest-related dividends paid during the fiscal year ended March 31, 2021.

Pursuant to Section 871(k) of the Internal Revenue Code, the Short Duration Income Fund designates $2,049,807 as short-term capital gain dividends paid during the fiscal year ended March 31, 2021.

Pursuant to Section 852 of the Internal Revenue Code, the Short Duration Income Fund designates $831,615 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended March 31, 2021.

For the fiscal year ended March 31, 2021, the Enhanced Income, Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government, Short Duration Income and Short-Term Conservative Income Funds’ designate 98.80%, 100%, 87.03%, 100%, 100%, 100% and 100% of the dividends paid from net investment company taxable income as section 163(j) Interest Dividends.

182

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.20 trillion in assets under supervision as of March 31, 2021, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund[4]
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund[5]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Defensive Equity Fund
∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund[6]
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on April 30, 2020, the Goldman Sachs Global Income Fund was renamed the Goldman Sachs Global Core Fixed Income Fund.
[5]	Effective after the close on business of August 30, 2020, the Goldman Sachs Blue Chip Fund was renamed the Goldman Sachs U.S. Equity ESG Fund.
[6]	Effective after the close of business on June 26, 2020, the Goldman Sachs MLP & Energy Fund was renamed the Goldman Sachs Energy Infrastructure Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file their portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of March 31, 2021 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds.

© 2021 Goldman Sachs. All rights reserved. 240218-OTU-1410085/SDFIAR-21

Goldman Sachs Funds

Annual Report	March 31, 2021

Single Sector Fixed Income Funds
Emerging Markets Debt
High Yield
High Yield Floating Rate
Investment Grade Credit
Local Emerging Markets Debt
U.S. Mortgages

Goldman Sachs Single Sector Fixed Income Funds

∎	EMERGING MARKETS DEBT

∎	HIGH YIELD

∎	HIGH YIELD FLOATING RATE

∎	INVESTMENT GRADE CREDIT

∎	LOCAL EMERGING MARKETS DEBT

∎	U.S. MORTGAGES

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Single Sector Fixed Income Funds

Market Review

During the 12 months ended March 31, 2021 (the “Reporting Period”), the performance of the fixed income markets was broadly influenced by global economic growth expectations, efforts to stem the COVID-19 pandemic, and monetary and fiscal stimulus by central banks and governments around the world.

During the second quarter of 2020, when the Reporting Period began, spread, or non-government bond, sectors produced positive returns, supported by improving economic data and accommodative monetary and fiscal policy. In April, the broad fixed income market experienced bouts of volatility based on economic developments, including data that showed sharp declines in global economic activity, and COVID-19 related headlines. In May, ongoing central bank accommodation, better economic data and market optimism around the reopening of economies sparked a significant rally in risk assets, including corporate credit. Investors appeared to be looking beyond risks such as deteriorating U.S.-China relations and civil unrest as manifested by nationwide protests in the U.S. At the start of June, renewed COVID-19 case growth in the U.S. and in several other developed economies increased risk-off investor sentiment, or reduced risk appetite. However, survey and economic activity data rebounded from April’s record low levels, boosting the performance of risk assets overall. Central banks continued to demonstrate their willingness to expand policy parameters to support labor markets and to use quantitative easing to facilitate fiscal expansion and underpin more segments of the capital markets. In June, the European Central Bank (“ECB”) expanded and extended its quantitative easing program, while the U.S. Federal Reserve (“Fed”) removed a requirement for issuers to “opt in” to its secondary market corporate credit facility.

In the third quarter of 2020, spread sectors continued to produce gains, supported by accommodative central bank monetary policies as well as by agreement on a €750 billion European Union Recovery Fund, stronger than consensus expected second calendar quarter corporate earnings and progress on COVID-19 vaccine development. However, the financial markets continued to experience episodes of risk-off sentiment, driven by headlines about rising COVID-19 cases, increasing U.S.-China tensions, and limited progress in the U.S. Congress on a fourth fiscal stimulus package. Meanwhile, the Fed kept its monetary policy and forward guidance unchanged as it awaited details on further U.S. government fiscal stimulus and the path of the COVID-19 pandemic. The Fed also extended its credit facilities, which had been set to expire in September, to the end of the 2020 calendar year, thereby elongating the policy tailwind for corporate credit markets. In the Eurozone, the European Union Recovery Fund reduced political tail risks. (A tail risk is an event or an outcome that has only a small probability of happening.) During August, Fed Chair Jerome Powell unveiled the conclusions of the Federal Open Market Committee’s monetary policy framework review. The main outcome was the adoption of flexible average inflation targeting. In other words, the Fed said it would aim for an inflation rate moderately above 2% following periods when inflation has run persistently below 2%, seeking an average of 2% over time. The U.S. central bank also adjusted how it would assess labor market performance, taking into account racial and income disparities. September 2020 saw the return of risk-off investor sentiment, as some of the factors that had supported the improvement in economic conditions started to fade. Renewed COVID-19 case growth in Europe and reduced prospects of further U.S. fiscal support, alongside rising political uncertainty heading into the then-upcoming U.S. elections, all contributed to increased market volatility and investor risk aversion.

Spread sector performance was mixed during the fourth quarter of 2020. Rising COVID-19 cases and renewed lockdowns dominated pandemic-related news flow early in the quarter, and then encouraging efficacy results for several COVID-19 vaccines helped lift market sentiment into the end of the calendar year. Risk sentiment was also bolstered late in the quarter by the removal of a few long-standing overhangs. Specifically, the U.S. presidential elections were resolved; the U.K. and European Union agreed to a post-Brexit deal; and another round of fiscal stimulus was provided by the U.S. federal government. (Brexit refers to the U.K.’s exit from the European Union.) Global economic conditions remained weak, with the inflation picture relatively benign due to slack in economic output and employment. Central banks around the world maintained their commitment to accommodative monetary policy. In the U.S., the Fed did not extend the average maturity of its U.S. Treasury purchases at its December policy meeting, but it introduced dovish forward guidance, stating it would continue to increase its asset holdings “until substantial further progress has been made toward the Committee’s maximum employment and price stability goals.” (Dovish tends to suggest lower interest rates; opposite of hawkish.) Meanwhile, the U.S. Department of the Treasury decided to let several of the Fed’s emergency credit facilities expire at the end of 2020 and requested the Fed return unused funds. In Europe, the ECB announced a multi-pronged package of easing measures, in line with market expectations, extended the horizon for its pandemic emergency purchase program, and increased the level of its purchases.

1

MARKET REVIEW

During the first quarter of 2021, spread sector performance was largely negative. When the quarter began in January, the rollout of COVID-19 vaccines and the prospects for additional U.S. government fiscal stimulus pushed up U.S. interest rates. That said, positive COVID-19 vaccine rollout news was somewhat counteracted by the emergence of variant coronavirus strains and uncertainty over global vaccine supply. In February, the rise in interest rates became global in nature, as markets responded to recovering economic growth amid COVID-19 vaccine rollouts. To varying degrees, global central banks leaned against market expectations for earlier than previously anticipated policy normalization, indicating policy would remain accommodative despite improvements in economic growth given weak underlying inflation dynamics. Although global interest rates continued to rise during March, central banks’ dovish stances helped to stabilize them. In the U.S., the Fed revised its growth and inflation projections higher but kept its median dot plot projection flat through 2023. (The dot plot shows interest rate projections of the members of the Federal Open Market Committee.) Fed policymakers also said they would focus on inflation outcomes rather than inflation outlooks. In Europe, the ECB increased the pace of its asset purchases to preserve favorable financing conditions and noted it would review the pace of purchases in the context of fresh inflation projections every quarter. Meanwhile, the new U.S. President signed the American Rescue Plan Act into law in March 2021, with the overall cost of this fifth fiscal stimulus package amounting to nearly $1.9 trillion.

For the Reporting Period overall, spread sectors generated solid positive returns. High yield corporate bonds and sovereign emerging markets debt produced double-digit gains, significantly outperforming U.S. Treasury securities. Investment grade corporate bonds, commercial mortgage-backed securities, asset backed securities and agency securities also recorded positive returns and outpaced U.S. Treasury securities. Mortgage-backed securities generated a rather flat return for the Reporting Period but still outperformed U.S. Treasuries. During the Reporting Period, the U.S. Treasury yield curve steepened, as yields on maturities of two years and shorter fell and yields on maturities of three years and longer rose. (Yield curve is a spectrum of interest rates based on maturities of varying lengths. A steepening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities widens; opposite of a flattening yield curve.) The yield on the bellwether 10-year U.S. Treasury rose approximately 104 basis points to end the Reporting Period at 1.74%.

Looking Ahead

At the end of the Reporting Period, we saw dimensions of uncertainty in both the near term and the long term for those factors most influencing the fixed income markets. In the near term, there was broad uncertainty around the timing of economic re-openings given the emergence of new COVID-19 variants and divergent vaccination rollouts and thus around the buoyancy of consumer spending. Longer term, there was broad uncertainty around the direction of inflation, fiscal and monetary policy, and interest rates.

From our point of view, a burst of global economic growth is likely in the short term as more consumer spending opportunities return, but we believed certain economies might experience re-openings with historically normal — rather than turbocharged — consumer spending. That said, we saw a long road ahead for the closing of output gaps, particularly in Europe, though COVID-19 vaccines were likely to help, in our opinion. Potential headwinds to global economic growth could be less expansionary policy in China and monetary policy tightening in select emerging markets countries. Within the developed markets, we expected most central banks to keep policy rates unchanged through 2021. As for fiscal policy, we thought it would be extended or — in the case of the U.S. — expanded. Overall, we expected U.S. fiscal policy to remain supportive into the economic recovery, as government officials sought to support the climate transition (i.e., help usher in low-carbon economies) and advance inclusive growth by reducing income and wealth inequalities. Under the circumstances, we believed interest rates, in the U.S. and globally, were likely to remain relatively low in the near term. Regarding inflation, we noted that while the COVID-19 pandemic had generated considerable swings in the prices of goods and services, many near-term price-boosting factors, including higher crude oil prices and a surge in services spending as economies re-open, may well prove transient. In our view, broader inflation signposts, such as labor market slack and the market’s inflation expectations, appeared slow-moving and subdued at the end of the Reporting Period.

2

FUND RESULTS

Goldman Sachs Emerging Markets Debt Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Emerging Markets Debt Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 19.75%, 18.76%, 19.99%, 20.02%, 20.12% and 20.12%, respectively. These returns compare to the 16.00% average annual total return of the Fund’s benchmark, the J.P. Morgan Emerging Market Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged) (the “Index”), during the same time period.

Q	What economic and market factors most influenced emerging markets debt as a whole during the Reporting Period?

A	External emerging markets debt broadly recorded gains during the first nine months of the Reporting Period, as sovereign spreads (that is, the difference in yields between external emerging markets debt and U.S. Treasuries) tightened. The tightening was driven by the global economic recovery, which emerged as COVID-19 restrictions were eased, fiscal and monetary policy support was sustained, and investors saw progress on the vaccine front. The sector was also helped by improving crude oil and commodity prices. During the last three months of the Reporting Period, external emerging markets debt posted negative returns, with sovereign spreads widening slightly. Although the sector benefited from a favorable macro backdrop, it was hurt by rising global interest rates.

During the Reporting Period overall, external emerging markets debt, as represented by the Index, recorded a return of 16.00%, with the highest quality sectors of the Index significantly outperforming the lower quality sectors. Sovereign spreads tightened by approximately 272 basis points, ending the Reporting Period 354 basis points wider than U.S. Treasury securities. The best performing emerging external debt markets in the Index (in U.S. dollar terms1) were Angola (+169.96%), Gabon (+66.97%) and Nigeria (+57.83%). The worst performing countries were Lebanon (-37.07%), Belize (-23.97%) and Suriname (-0.81%).

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund outperformed the Index, driven by its sector positioning within emerging markets corporate bonds and sovereign emerging markets bonds. The Fund was also helped by issue selection among external bonds, local emerging markets debt and emerging markets corporate bonds. In addition, our active currency management (which is primarily accomplished through the use of forward foreign currency exchange contracts as well as bonds denominated in local currencies) added broadly to relative returns. Conversely, the Fund was hampered by its U.S. duration positioning strategy. (Duration is a measure of the Fund’s sensitivity to changes in interest rates.)

Q	What were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A	The Fund benefited during the Reporting Period from its long beta exposure (that is, the Fund’s broad overweight versus the Index) to emerging markets corporate bonds and sovereign emerging markets bonds, as investor risk appetite normalized after March 2020 and sovereign spreads

[1]	All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable.

3

FUND RESULTS

tightened dramatically on the back of a strong global economic recovery and accommodative global monetary and fiscal policy. An overweight relative to the Index in Ecuadorian external bonds added significantly to performance. Ecuador successfully completed a debt restructuring during the Reporting Period, leading to an agreement with the International Monetary Fund. An overweight in the external bonds of Angola, an oil exporter with improving fundamentals due to rising crude oil prices, further bolstered the Fund’s relative performance. These positive contributors were partially offset by the detracting effects of the Fund’s overweight in Dominican Republic external bonds, as the country suffered from a decline in tourism during the Reporting Period, as well as an overweight position in Egyptian external bonds.

The Fund benefited from its exposure to Mexican, Brazilian and Dominican Republic local interest rates. Conversely, the Fund’s exposure to Chinese local interest rates detracted from relative performance. In terms of individual issue selection, the Fund was helped by its overweight positions compared to the Index in the corporate bonds of Sasol Limited, a South African integrated energy and chemicals company; Samarco Mineração S.A., a Brazilian mining company; and Digicel, a Caribbean mobile phone network and home entertainment provider. Conversely, overweights in the corporate bonds of Mexico City Airport Trust and in the quasi-sovereign bonds of Venezuela’s state-owned oil and natural gas company Petroleos de Venezuela detracted from relative returns.

Q	Did the Fund’s duration and yield curve positioning strategies help or hurt its results during the Reporting Period?

A	The Fund’s U.S. duration positioning strategy detracted from relative performance during the Reporting Period. During the first nine months of the Reporting Period, the Fund benefited from its long duration position relative to the Index. However, this positioning hurt performance in the last three months of the Reporting Period when long-term interest rates rose substantially. (The U.S. duration positioning strategy is primarily implemented via interest rate swaps and/or futures.) The Fund’s U.S. yield curve positioning strategy did not have a material impact on relative performance during the Reporting Period. (Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund invested in U.S. Treasury futures, swap futures, interest rate swaps, credit default swaps, currency forwards and forward foreign currency exchange contracts. U.S. Treasury futures were used to manage U.S. interest rate duration and hedge the risk of changes in U.S. interest rates. Swap futures and interest rate swaps were used to express our views on the direction of a country’s interest rates. Credit default swaps were utilized to implement specific credit-related investment strategies. Currency forwards and forward foreign currency exchange contracts were employed for hedging purposes or to express a positive view on a given currency. Derivatives may be used in combination with cash securities to implement our views in the Fund.

During the Reporting Period, the Fund’s use of U.S. Treasury futures had a negative impact on its performance. Collectively, the use of currency forwards and forward foreign currency exchange contracts had a slightly negative impact on returns. The Fund’s use of interest rate swaps and credit default swaps each contributed positively to performance. The other derivatives used by the Fund had a neutral impact overall on performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Among positions in external bonds, we reduced the Fund’s underweights versus the Index in China and Panama. We increased its overweight in Mexican external debt and decreased its overweight in Ukrainian external debt. We established overweight positions in Colombia and Thailand external bonds. In addition, we eliminated the Fund’s overweights in Israeli, Ghanaian and South African external bonds, shifting to rather neutral positions versus the Index. Regarding local interest rates, we reduced the Fund’s exposure to China, South Africa, Brazil, South Korea and Mexico. We increased the Fund’s exposure to Polish local interest rates during the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A

Regionally, at the end of the Reporting Period, the Fund held overweight positions compared to the Index in Central and Eastern Europe. It was underweight Latin American and Asian sovereign and quasi-sovereign emerging markets

4

FUND RESULTS

bonds and overweight Latin American emerging markets corporate bonds. Regarding local interest rates, the Fund had exposure to Mexico and Paraguay and no exposure to Kazakhstan and Chile at the end of the Reporting Period. In terms of its currency exposures, the Fund held positions in what we considered pro-cyclical G10 currencies, such as the Australian dollar and the New Zealand dollar, and in select emerging markets currencies, including the Singapore dollar, Taiwanese dollar and Chinese yuan, that stand to benefit, in our view, from improving global economic growth. (Also known as Group of 10, the G10 are actually 11 industrialized nations that have similar economic interests. Members include Belgium, Canada, France, Germany, Italy, Japan, Netherlands, Sweden, Switzerland, the U.K. and the U.S.)

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed the global fiscal stimulus and the accommodative monetary stances of central banks, along with COVID-19 vaccine-driven economic growth improvements, had created a supportive backdrop for risk assets broadly and for emerging markets debt specifically. Although rising U.S. interest rates could damage investor risk appetite and potentially lead to investment outflows, the susceptibility of emerging markets debt to this dynamic is, in our opinion, a function of how dependent emerging markets countries are on capital inflows relative to their external vulnerabilities. At the end of the Reporting Period, we thought emerging markets debt had a very low level of such vulnerability, as the current account surplus of emerging markets countries collectively was the largest in more than 15 years. Additionally, at the end of the Reporting Period, the deterioration of emerging markets corporate fundamentals, as measured by net leverage, was less than it had been in 2015, largely because of strong company management, in our view. Broadly speaking, we expected emerging markets corporate fundamentals to recover to pre-COVID-19 levels during 2021.

Unlike the response to the global financial crisis, when emerging markets policymakers overstimulated their domestic economies and created financial imbalances, the policy reaction to the COVID-19 pandemic has been largely defensive. Accordingly, at the end of the Reporting Period, we anticipated that strong consumer demand, especially in the U.S., would provide a conducive external demand environment for emerging markets countries, boosting their exports and kick-starting a new capital expenditure cycle. That said, we thought the recovery of tourism-dependent emerging economies was likely to lag the recovery of emerging economies fueled by crude oil or domestic consumption. In addition, we expected COVID-19 vaccine rollouts to vary across emerging markets countries. Finally, despite their positive performance during the Reporting Period, we believed emerging markets sovereign debt and emerging markets corporate bonds continued to offer attractive yields relative to U.S. corporate bonds, which should be appealing for investors seeking yield, in our view.

With all of the above in mind, we were aware at the end of the Reporting Period of persistent, broad uncertainty about the outcome of the COVID-19 pandemic. Consequently, we believed price dislocations within the emerging markets debt sector could provide an opportunity for active management to outperform the Index. Credit selection remained critical, in our opinion, as we thought there was ongoing potential for idiosyncratic events. That said, we thought the global economic growth outlook was virus-dependent and was subject to considerable uncertainty in the near term, though the policy backdrop was accommodative.

Among countries, we had constructive views at the end of the Reporting Period on Mexico and Paraguay. In Mexico, the trade balance and current account had improved due to a sharp decrease in imports. The external sector was leading the country’s recovery, particularly through exports to China. On the other hand, Mexico had been severely affected by the COVID-19 pandemic, with the economic shock larger than in comparable countries, amplified by tight fiscal policy. Although we thought a credit downgrade was likely in the medium term, we did not expect Mexico to lose its investment grade status during 2021. As for Paraguay, we believed its government was fiscally prudent, as evidenced by the reported budget surpluses every year since 2005. Additionally, Paraguay’s debt burden was low. We had less favorable views of Kazakhstan and Chile at the end of the Reporting Period. In Kazakhstan, a low government debt-to-Gross Domestic Product (“GDP”) ratio and a backstop of foreign exchange reserves and sovereign wealth fund assets were supportive, but we were concerned about the country’s use of central bank financing. In Chile, the fiscal deficit had increased considerably, and we expected fiscal consolidation to occur, which was likely to weigh on economic activity going forward, in our view. Furthermore, Chile’s economy experienced a sharper contraction in GDP during the COVID-19 pandemic than it did during the global financial crisis in large part because of a substantial decline in domestic consumption, which we expected to deteriorate further.

5

FUND BASICS

Emerging Markets Debt Fund

as of March 31, 2021

TOP TEN COUNTRY ALLOCATION[1]

	Percentage of Net Assets

	As of 3/31/21	As of 3/31/20

Mexico	6.6%	5.1%
Turkey	4.8	5.1
Indonesia	4.0	6.4
Egypt	3.8	3.5
Ukraine	3.3	4.0
Colombia	3.1	0.0
United Arab Emirates	3.1	2.8
Dominican Republic	3.0	4.3
Paraguay	2.8	3.0
Guatemala	2.0	2.6
Other	50.6	50.8

[1]	The percentage shown for each investment category reflects the value of investments in that country as a percentage of net assets. The table does not include investments in other investment companies of 5.5% as of 3/31/21 and 6.1% as of 3/31/20 . The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

6

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Performance Summary

March 31, 2021

The following graph shows the value, as of March 31, 2021, of a $1,000,000 investment made on April 1, 2011 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the J.P. Morgan EMBISM Global Diversified Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Emerging Markets Debt Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2011 through March 31, 2021.

Average Annual Total Return through March 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	19.75%	3.80%	4.81%	—
Including sales charges	14.34%	2.85%	4.33%	—

Class C
Excluding contingent deferred sales charges	18.76%	3.03%	4.03%	—
Including contingent deferred sales charges	17.73%	3.03%	4.03%	—

Institutional	19.99%	4.14%	5.16%	—

Investor	20.02%	4.08%	5.08%	—

Class R6 (Commenced July 31, 2015)	20.12%	4.16%	N/A	4.45%

Class P (Commenced April 20, 2018)	20.12%	N/A	N/A	2.74%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 4.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

7

FUND RESULTS

Goldman Sachs High Yield Fund

Investment Objective

The Fund seeks a high level of current income and may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs High Yield Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges of 23.07%, 22.12%, 23.34%, 22.80%, 23.34%, 23.32%, 22.57% and 23.35%, respectively. These returns compare to the 23.65% average annual total return of the Fund’s benchmark, the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index (the “Index”), during the same time period.

Q	What economic and market factors most influenced the high yield corporate bond market as a whole during the Reporting Period?

A	During the second quarter of 2020, when the Reporting Period started, high yield corporate bonds generated positive returns, as the increasing stimulus of global central banks, stabilizing crude oil prices, rising demand for the sector and easing of COVID-19-related lockdowns suggested global economic activity was set to recover. High yield corporate bonds extended their positive momentum at the beginning of the third calendar quarter, benefiting from continued accommodative monetary and fiscal policies around the world, the global search for yield in the low interest rate environment and the improving credit quality of high yield corporate bonds in general. However, in the latter part of that quarter, increasing investor concerns about a second wave of COVID-19 infections, a rise in crude oil price volatility and uncertainty about the then-upcoming U.S. elections tempered risk sentiment. During the fourth quarter of 2020, high yield corporate bonds produced gains, fueled by positive COVID-19 vaccine developments, resolution of the U.S. elections and passage of a new U.S. federal fiscal stimulus package. In addition, the sector benefited from improving global economic conditions, which drove a cyclical rotation into high yield corporate bonds, as well as from strong investor demand for yield and stabilizing crude oil prices. High yield corporate bonds started 2021 on a strong note amid better than market expected corporate earnings releases, continued demand for yield, optimism about COVID-19 vaccines, rallying crude oil prices and the announcement of an additional $1.9 trillion in U.S. fiscal stimulus. However, increased interest rate volatility and the resulting investment outflows from high yield corporate bond mutual funds dampened market sentiment during the second half of the first calendar quarter.

For the Reporting Period overall, the high yield corporate bond market posted double-digit gains, with C-rated and D-rated credits significantly outperforming higher quality B-rated credits. Option adjusted spreads tightened approximately 571 basis points, ending the Reporting Period at 311 basis points. (The option adjusted spread is a measurement tool for evaluating price differences between similar products with different embedded options. A basis point is 1/100th of a percentage point.)

In terms of issuance, approximately $535.6 billion of new high yield corporate bonds were priced during the Reporting Period, with refinancing the primary use of the proceeds. As for demand, high yield corporate bond mutual funds received approximately $66.3 billion of investment inflows during the first nine months of the Reporting Period. Investment flows were negative during the final three months of the Reporting Period, with $10.3 billion withdrawn from high yield corporate bond mutual funds in the first quarter of 2021.[1]

[1]	Source: J.P. Morgan, Bloomberg Finance, L.P., Lipper FMI.

8

FUND RESULTS

The default rate for high yield corporate bonds rose during the Reporting Period. The 12-month par-weighted default high yield corporate bond rate through March 31, 2021 was 4.80%, as compared to 3.35% on March 31, 2020.[2]

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund recorded strong double-digit positive absolute returns but slightly underperformed the Index due in part to sector positioning. Individual issue selection added to relative returns. The Fund also benefited from its credit quality positioning.

Q	What were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A	Within its sector positioning, the Fund was hurt by underweights compared to the Index in energy and in retail and apparel. Overweight positions in technology and building materials also detracted from relative returns. Conversely, the Fund was aided by underweights in cellular and non-cellular telecommunications and in health care. Additionally, an overweight in gas distribution utilities added to the Fund’s relative performance during the Reporting Period.

Regarding individual issue selection, the Fund was helped by overweight positions in Summit Midstream Partners, LP, an energy master limited partnership focused on natural gas and crude oil production, and Scientific Games, which provides gambling products and services to lottery, gambling, social and digital organizations worldwide. An underweight in managed care provider Centene contributed positively. On the negative side, the Fund was hampered by an underweight in Western Midstream Operating, L.P., which owns, acquires and develops midstream[3] energy assets. Overweight positions in movie theater chain AMC Entertainment and vehicle maker Ford Motor Company also detracted from relative performance.

In addition, the Fund’s long market beta positioning (that is, the Fund’s broad overweight relative to the Index in riskier securities) bolstered performance. An overweight in CCC-rated high yield corporate bonds was also advantageous. These results were partially offset by the Fund’s modest cash position and its overweight in B-rated high yield corporate bonds, which detracted from relative results during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategies help or hurt its results during the Reporting Period?

A	During the Reporting Period, the Fund’s duration and yield curve positioning strategies did not have a material impact on performance. (The duration positioning strategy is primarily implemented via interest rate swaps and/or futures. Duration is a measure of a portfolio’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	To manage the beta of the Fund on an active basis, the Fund employed total return swaps as well as a specialized index of credit default swaps (“CDX”) during the Reporting Period. CDX was also used as a cost-efficient instrument to help manage the Fund’s cash position. We utilize CDX contracts as a way to gain credit exposure by being short credit protection when the Fund experiences significant cash inflows. In addition, the Fund employed U.S. Treasury futures to facilitate specific duration and yield curve strategies. Swap futures were used to express our views on the direction of interest rates. Finally, to hedge against currency risk (that is, the risk that certain currencies might fluctuate in value), the Fund employed currency forwards. Derivatives may be used in combination with cash securities to implement our views in the Fund.

During the Reporting Period, the use of total return swaps and CDX each had a positive impact on the Fund’s performance, while the use of U.S. Treasury futures and currency forwards each had a negative impact. The use of swap futures had a neutral impact on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We increased the Fund’s exposures to autos and gaming during the second quarter of 2020, as we thought these

[2]	Source: J.P. Morgan, Moody’s Investors Service.
[3]	The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side (i.e., energy producers) and the demand side (i.e., energy end-users for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.

9

FUND RESULTS

market segments might benefit from pent-up consumer demand. In the third calendar quarter, we added to the Fund’s positions in BB-rated high yield corporate bonds, taking advantage of then-recent underperformance as well as new issue supply. In addition, we reduced the size of the Fund’s underweight relative to the Index in energy by adding exposure to “fallen angels” (or investment grade corporate bonds downgraded to high yield status) that we believed had the flexibility to navigate a lower crude oil price environment. During the fourth quarter of 2020, we added further to the Fund’s holdings of BB-rated high yield corporate bonds. We also increased exposure to certain higher quality, pro-cyclical COVID-19-exposed issuers within autos, airlines, gaming and leisure that, in our opinion, could benefit from renewed consumer demand and were trading at what we saw as attractive valuations. In the first quarter of 2021, we sought to take advantage of cyclical opportunities within chemicals to increase the Fund’s exposure to that market segment, with a focus on specialty chemical providers rather than commodity producers due to upward trends in feedstock costs. Finally, we increased the Fund’s exposure to market segments, such as energy and gas distribution utilities, that we believed stood to benefit from improving crude oil prices.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective January 29, 2021, Lori Pomerantz and Ashish Shah became portfolio managers for the Fund. Robert Magnuson continued to serve as a portfolio manager for the Fund. By design, all investment decisions for the Fund are performed within a team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund maintained its long market beta positioning. Its largest overweight positions relative to the Index were banks and mortgage servicers. The Fund was also overweight in building materials and technology. In addition, we continued to favor market segments, including energy and gas distribution utilities, that may benefit from higher crude oil prices. Overall, at the end of the Reporting Period, the Fund remained underweight market segments facing secular declines, such as health care and retail and apparel.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we maintained a positive outlook for high yield corporate bonds, as we believed the sector would benefit from investors’ continued search for yield, recovering crude oil prices, tailwinds for corporate fundamentals from renewed economic growth, accommodative central bank policies and strong capital market access for companies. While we recognized that option adjusted spreads had compressed considerably during the Reporting Period, we believed the sector still provided attractive return opportunities compared to other risk assets. We were mindful of the potential for increased volatility in the near term due to hawkish monetary policy expectations or an escalation in COVID-19 infections globally. (Hawkish tends to suggest higher interest rates; opposite of dovish.) That said, we believed the market volatility seen during the Reporting Period had created attractive opportunities in secondary markets, particularly in high yield corporate bonds that were trading at discounts to par due to the increase in U.S. Treasury yields.

Overall, the Fund’s positioning at the end of the Reporting Period reflected our focus on issuers with diversified product profiles, resilient balance sheets and an ability to absorb a short-term rise in interest rates. More broadly, we had a preference for higher quality, high coupon bonds that offered good convexity. (Convexity is a measure of the curvature in the relationship between bond prices and bond yields that demonstrates how the duration of a bond changes as the interest rate changes.) In our experience, bonds with these characteristics have been more resilient in volatile interest rate environments. Additionally, at the end of the Reporting Period, we were focusing on identifying potential “rising star” candidates. (A rising star is a bond rated as high yield but that could become investment grade because of improvements in the issuing company’s credit quality.) We also maintained our positive view on longer maturity fallen angels because of their greater convexity and call protection and on the intermediate maturity debt of legacy high yield issuers. (Call protection is a provision of some bonds that prohibits the issuer from buying it back for a specified period of time.)

In terms of sector positioning at the end of the Reporting Period, the Fund remained overweight relative to the Index in banks and mortgage servicers because of their strong cash flow business models and the tailwind of robust mortgage origination volumes. We maintained the Fund’s exposure to

10

FUND RESULTS

specialty chemical providers. The Fund was overweight in building materials where we have seen strong earnings due to cost controls and increasing revenues. The Fund was overweight in technology; the Index includes more high growth issuers than it did in the past. We continued to favor market segments that could benefit from higher crude oil prices, such as energy and gas distribution utilities. In addition, we found attractive opportunities among exploration and production issuers, as we believed recent consolidation had led to potential synergies and benefits from building scale. The Fund remained underweight market segments, such as health care and retail and apparel, that face secular declines. Health care, in particular, has a number of idiosyncratic challenges, including litigation, pricing legislation and heightened regulatory scrutiny, in our view. Retail and apparel companies must deal with the transition from brick and mortar stores to e-commerce. Finally, at the end of the Reporting Period, we were cautious about home construction despite recent solid demand, as that market segment was trading at tight spreads, generally has a higher correlation to interest rates than other market segments and was experiencing rising input costs.

11

FUND BASICS

High Yield Fund

as of March 31, 2021

TOP TEN ISSUERS AS OF 3/31/21[1]

Company	% of Net Assets	Line of Business

Kraft Heinz Foods Co. (BB+/Baa3)	0.7%	Food & Drug Retailing
Bausch Health Americas, Inc. (B/B3)	0.7	Pharmaceuticals
Occidental Petroleum Corp. (BB-/Ba2)	0.7	Oil Field Services
CSC Holdings LLC (B/B3)	0.6	Media
Sprint Corp. (BB/B1)	0.6	Telecommunication Services
iShares Broad USD High Yield Corporate Bond ETF (NR/NR)	0.5	Exchange-Traded Fund
Beacon Roofing Supply, Inc. (B-/Caa1)	0.5	Retailing
Intelsat Jackson Holdings SA (NR/WR)	0.5	Telecommunication Services
TransDigm, Inc. (B-/B3)	0.4	Aerospace & Defense
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer (CCC+/Caa2)	0.4	Insurance

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

TOP TEN INDUSTRY ALLOCATION[2]

	Percentage of Net Assets

	as of 3/31/21	as of 3/31/20

Oil Field Services	7.2%	3.6%
Telecommunication Services	6.4	7.7
Media	6.4	9.7
Pipelines	4.7	3.7
Automotive	4.7	3.1
Food & Drug Retailing	4.5	4.7
Retailing	4.0	4.4
Healthcare Providers & Services	3.6	3.9
Diversified Financial Services	3.6	4.5
Chemicals	3.3	0.0
Others	44.3	47.4

[2]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table does not include investments in exchange-traded funds, other investment companies, and securities lending reinvestment vehicle of 6.0% as of 3/31/21 and investments in exchange-traded funds and other investment companies of 3.7% as of 3/31/20. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities. The above table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

12

GOLDMAN SACHS HIGH YIELD FUND

Performance Summary

March 31, 2021

The following graph shows the value, as of March 31, 2021, of a $1,000,000 investment made on April 1, 2011 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index (with distributions reinvested) is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

High Yield Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2011 through March 31, 2021.

Average Annual Total Return through March 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	23.07%	6.67%	5.17%	—
Including sales charges	17.48%	5.71%	4.69%	—

Class C
Excluding contingent deferred sales charges	22.12%	5.88%	4.39%	—
Including contingent deferred sales charges	21.07%	5.88%	4.39%	—

Institutional	23.34%	6.99%	5.51%	—

Service	22.80%	6.46%	4.99%	—

Investor	23.34%	6.94%	5.44%	—

Class R6 (Commenced July 31, 2015)	23.32%	7.00%	N/A	5.14%

Class R	22.57%	6.38%	4.89%	—

Class P (Commenced April 20, 2018)	23.35%	N/A	N/A	5.75%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 4.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

13

FUND RESULTS

Goldman Sachs High Yield Floating Rate Fund

Investment Objective

The Fund seeks a high level of current income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs High Yield Fixed Income Investment Management Team discusses the Goldman Sachs High Yield Floating Rate Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 22.96%, 22.18%, 23.34%, 23.35%, 23.35%, 22.69% and 23.49%, respectively. These returns compare to the 20.77% average annual total return of the Credit Suisse Leveraged Loan Index (the “Index”) during the same time period.

Q	What economic and market factors most influenced the high yield floating rate loan market as a whole during the Reporting Period?

A	High yield loans generated positive returns during the second quarter of 2020, as governments eased COVID-19-related restrictions, supporting investor expectations that global economic activity should gradually recover from its pandemic-induced decline. Nevertheless, investment outflows from high yield loan mutual funds were persistent, albeit at a slower pace than they had been earlier in the calendar year. During the third quarter of 2020, high yield loans posted gains as COVID-19 containment measures were relaxed and policy support helped the global economy sprint forward. Investment outflows decelerated. High yield loans continued to produce positive returns during the fourth calendar quarter amid investor optimism about fiscal stimulus measures and development of COVID-19 vaccines. Following negative investment flows during October and November 2020, high yield loan mutual funds saw a month of positive flows during December, the first month of inflows since September 2018. High yield loans added to their gains during the first quarter of 2021, bolstered by rising interest rates and strong momentum in global economic growth. Investment flows were positive throughout the quarter.

For the Reporting Period overall, high yield loans recorded strongly positive returns. High yield loan spreads (or yield differentials versus duration-equivalent U.S. Treasury securities) narrowed by 525 basis points, ending the Reporting Period at 449 basis points.[1] (A basis point is 1/100th of a percentage point.)

In terms of issuance, approximately $410 billion in new high yield loans were brought to market during the Reporting Period. Gross new loan volume rose during each quarter, with the first quarter of 2021 notable for the second highest quarterly volume on record at nearly $109 billion. As for demand, high yield loan mutual funds experienced investment outflows of approximately $2.3 billion for the Reporting Period overall.[2]

The default rate for high yield loans increased during the Reporting Period. The 12-month par-weighted high yield loan default rate through March 31, 2021 was 3.34%, as compared to 1.87% through March 31, 2020.[2]

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Index during the Reporting Period, with both sector positioning and individual issue selection contributing positively to relative returns.

Q	What were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A	In terms of sector positioning, the Fund benefited during the Reporting Period from an overweight compared to the Index
[1]	Source: Credit Suisse.
[2]	Source: J.P. Morgan.

14

FUND RESULTS

in natural gas and an underweight in cable and satellite TV media. Its underweight in energy and overweight in non-cable media detracted modestly from relative returns. That said, issue selection within non-cable media more than offset the negative performance from the Fund’s allocation to that sector.

As for individual issue selection, the Fund was helped by its overweight positions in broadcasting company NEP Group and natural gas gathering and processing system operator BCP Raptor, LLC. In addition, exposure to Swissport, a Switzerland-headquartered provider of group and cargo handling services to airlines, contributed positively. Conversely, the Fund was hurt by its avoidance of exploration and production company Chesapeake Energy and crafts and fabrics retailer Jo-Ann Stores. Exposure to sock and legwear retailer Renfro also detracted from the Fund’s relative returns.

In addition, the Fund’s long beta exposure (that is, the Fund’s broad overweight versus the Index) in high yield loans added to relative results. An allocation to high yield corporate bonds also bolstered returns. The Fund’s cash position detracted from performance, as high yield loans generated positive returns during the Reporting Period. From a ratings perspective, the Fund’s overweight versus the Index in B-rated high yield loans and its underweight in BB-rated high yield loans added to relative performance. On the other hand, an underweight in CCC-rated high yield loans hurt results. The Fund’s exposure to European (ex-U.K.) high yield loans enhanced relative returns during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategies help or hurt its results during the Reporting Period?

A	The Fund does not use duration or yield curve positioning as active management strategies within its investment process.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	To hedge against currency risk (that is, the risk that certain currencies might fluctuate in value), the Fund employed forward foreign currency exchange contracts during the Reporting Period. The Fund also used U.S. Treasury futures as cost-efficient instruments to provide us with greater precision and versatility in the management of duration. Total return swaps and a specialized index of credit default swaps (“CDX”) were employed to manage the beta of the Fund on an active basis. CDX was also used as a cost-efficient instrument to help manage the Fund’s cash position. We utilized CDX contracts to gain credit exposure by being short credit protection when the Fund experienced significant cash inflows. Derivatives may be used in combination with cash securities to implement our views in the Fund.

During the Reporting Period, the Fund’s use of U.S. Treasury futures, total return swaps and CDX had a positive impact on performance. The use of forward foreign currency exchange contracts had a negative impact on returns during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, the Fund saw an increase in investment inflows, leading to a larger than usual cash position. We put some of the cash to work by investing the Fund in segments of the high yield loan market that had previously sold off and also by increasing its exposure to what we viewed as select, attractively valued high yield loan deals from the new issue calendar. In addition, we increased the Fund’s overweight relative to the Index in high yield corporate bonds, which we consider part of the Fund’s “liquidity bucket.” (Assets held in a liquidity bucket have the potential to be quickly converted to cash.) Finally, we reduced the size of the Fund’s underweight in loan-only names during the Reporting Period, as they appeared inexpensive, in our opinion, and we saw an increasing number of loan-only deals coming to market at what we felt were attractive valuations, such as B-rated technology high yield loans.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective January 29, 2021, Lori Pomerantz and Ashish Shah became portfolio managers for the Fund. Peter Campo continued to serve as a portfolio manager for the Fund. By design, all investment decisions for the Fund are performed within a team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund was overweight versus the Index in the technology and non-cable media market segments. Within technology, we were focused on potential opportunities in business enterprise software companies, rather than on hardware companies, as we

15

FUND RESULTS

believed they could benefit from lower capital expenditures and higher customer retention rates partly because of higher switching costs. The Fund was also overweight packaging at the end of the Reporting Period, as we considered it a rather defensive market segment. Additionally, the Fund was overweight compared to the Index in the chemicals and building materials market segments. At the end of the Reporting Period, the Fund maintained underweight positions in consumer services, health care, media (cable & satellite TV), and retail and apparel. It was also underweight the travel and gaming and energy market segments, as we believed they would continue to experience volatility.

From a ratings perspective, relative to the Index, the Fund was slightly overweight in B-rated high yield loans and slightly underweight in BB-rated and CCC-rated high yield loans at the end of the Reporting Period, with a preference for the intermediate portion of the credit curve. Additionally, the Fund was overweight deal structures that included both high yield loans and high yield bonds, as we believed these kinds of deals have historically experienced higher recovery rates. Finally, the Fund was broadly overweight compared to the Index in high yield corporate bonds at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we expected what we considered to be attractive returns of between 4.5%-5.5% for high yield loans during 2021. Although valuations had rebounded from their March 2020 lows, we thought some upside return potential remained, along with attractive yields relative to other fixed income market sectors. Generally, we believed there were still opportunities in higher quality, cyclical and moderately COVID-19-exposed market segments.

Looking ahead, we expected high yield loans to benefit from a number of factors. First, we believed the sector would be supported in 2021 by improving fundamentals as COVID-19 vaccine distribution becomes more widespread, allowing pent-up consumer demand to be released. Second, we anticipated a drop in the high yield loan default rate, potentially to 3% by the end of 2021, putting it back in line with the long-term average. Third, risk assets were likely to remain in favor, in our view, with high yield loans helped by their advantageous capital structure positioning. Fourth, we expected high yield loans to benefit from continued investor demand for yield and incremental foreign investment due to low or negative global yields. In turn, cash into the sector may well continue to support strong new issuance trends, allowing corporations to continue to build liquidity cushions and refinance maturities. Fifth, we thought high yield loans, given their floating interest rates and lower sensitivity to broader rate movements compared to other fixed income market sectors, should provide substantial protection to investors if inflation increases and/or if short-term interest rates remain low for some time. And finally, high yield loans seemed likely to benefit from supportive supply/demand dynamics, in our opinion, should issuance pick up amid strong demand by investors and overall price stability.

16

FUND BASICS

High Yield Floating Rate Fund

as of March 31, 2021

TOP TEN INDUSTRY ALLOCATION[1]

	Percentage of Net Assets

	as of 3/31/21	as of 3/31/20
Technology – Software/Services	13.1%	12.8%
Chemicals	5.2	5.4
Health Care – Services	4.8	4.9
Telecommunication Services	4.2	3.0
Diversified Financial Services	4.1	3.2
Commercial Services	3.5	1.8
Packaging	3.5	3.8
Building Materials	3.2	4.2
Media – Non Cable	2.9	3.2
Automotive – Parts	2.8	3.6
Other	46.5	47.7

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table does not include investments in exchange-traded funds, other investment companies and securities lending reinvestment vehicle of 14.6% as of 3/31/21 and 7.6% as of 3/31/20 Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

17

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Performance Summary

March 31, 2021

The following graph shows the value, as of March 31, 2021, of a $1,000,000 investment made on April 1, 2011 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Credit Suisse Leveraged Loan Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

High Yield Floating Rate Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2011 through March 31, 2021.

Average Annual Total Return through March 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	22.96%	4.00%	3.22%	—
Including sales charges	20.22%	3.53%	2.99%	—

Class C
Excluding contingent deferred sales charges	22.18%	3.25%	2.47%	—
Including contingent deferred sales charges	21.15%	3.25%	2.47%	—

Institutional	23.34%	4.35%	3.59%	—

Investor	23.35%	4.29%	3.51%	—

Class R6 (Commenced November 30, 2017)	23.35%	N/A	N/A	3.70%

Class R	22.69%	3.76%	2.98%	—

Class P (Commenced April 20, 2018)	23.49%	N/A	N/A	3.65%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 2.25% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

18

FUND RESULTS

Goldman Sachs Investment Grade Credit Fund

Investment Objective

In April 2020, the Board of Trustees of the Goldman Sachs Trust approved a change to the investment objective of the Fund. Until July 29, 2020, the Fund’s investment objective was to seek a high level of total return consisting of capital appreciation and income that exceeds the total return of the Bloomberg Barclays U.S. Credit Index. Effective July 29, 2020, the Fund’s investment objective is to seek a high level of total return consisting of capital appreciation and income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Investment Grade Credit Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, Separate Account Institutional, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 11.23%, 11.47%, 11.60%, 11.38%, 11.48% and 11.61%, respectively. These returns compare to the 7.88% average annual total return of the Fund’s benchmark, the Bloomberg Barclays U.S. Credit Index (the “Index”), during the same time period.

Q	What economic and market factors most influenced the investment grade credit market as a whole during the Reporting Period?

A	During the second quarter of 2020, when the Reporting Period began, global investment grade credit spreads, or the difference in yields between global corporate bonds and duration-equivalent government securities, tightened. Decisive monetary and fiscal policy from major central banks, particularly corporate bond purchases by the U.S. Federal Reserve (“Fed”), helped ease liquidity challenges and compress spreads. Given that they most directly benefited from the Fed’s action, U.S. investment grade corporate bonds outperformed all other developed markets investment grade corporate bonds during the second calendar quarter.

In the third quarter of 2020, global investment grade credit spreads tightened further. Supportive monetary and fiscal policies from major central banks continued to act as a liquidity tailwind for corporate markets. Additionally, encouraging signs of balance sheet liquidity and capital conservation in second quarter 2020 corporate earnings releases were beneficial for corporate fundamentals. However, market sentiment in the latter part of the third calendar quarter was tempered by investors’ concerns around the macroeconomic outlook, which remained sensitive to COVID-19 developments. European investment grade corporate bonds outperformed U.S. investment grade bonds during the third quarter of 2020.

Global investment grade credit spreads compressed during the fourth quarter of 2020. Despite rising numbers of COVID-19 infections, investor risk sentiment was boosted by encouraging vaccine developments, clarity around U.S. election results, a post-Brexit trade deal and another U.S. federal stimulus package. (Brexit refers to the U.K.’s exit from the European Union.) Better than consensus expected third calendar quarter corporate earnings and accommodative central bank policy also aided investment grade credit. During the fourth calendar quarter, U.S. and U.K. investment grade corporate bonds outperformed European investment grade corporate bonds.

In the first quarter of 2021, global investment grade credit spreads continued to narrow. Although interest rate volatility increased, corporate bond movements were relatively orderly, which we believe was due to several factors. First, positive COVID-19 vaccine rollout news boded well for companies that would benefit from the easing of pandemic restrictions. Second, supply and demand dynamics were supportive, driven by investors searching for yield and low supply during earnings blackout periods. (An earnings blackout period is a period of time before public earnings announcements when many companies refrain from issuing bonds.) Third, fourth quarter 2020 earnings releases continued to show corporate sector resilience to the

19

FUND RESULTS

COVID-19 shock. U.S. investment grade corporate bonds slightly outperformed European and U.K. investment grade corporate bonds during the first calendar quarter.

For the Reporting Period overall, investment grade credit, as represented by the Index, generated positive returns. Global investment grade credit spreads, which began the Reporting Period at 266 basis points, narrowed by 178 basis points to finish the Reporting Period at 88 basis points. (A basis point is 1/100th of a percentage point.)

New issuance increased during the Reporting Period overall. U.S. new issuance was approximately $834 billion, $460 billion and $267 billion in the second, third and fourth quarters of 2020, respectively. In the first quarter of 2021, U.S. new issuance was approximately $525 billion. As for European new issuance, it was approximately €250 billion, €108 billion and €94 billion in the second, third and fourth quarters of 2020, respectively. European new issuance was €177 billion during the first quarter of 2021. U.K. new issuance was approximately £21 billion, £8 billion and £10 billion in the second, third and fourth quarters of 2020, respectively. During the first quarter of 2021, U.K. new issuance was approximately £14 billion.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund outperformed the Index due largely to our cross-sector strategy. In our cross-sector strategy, we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Index. Our duration positioning detracted from relative returns during the Reporting Period. (Duration is a measure of the Fund’s sensitivity to changes in interest rates.)

Q	What were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A	Within our cross-sector strategy, the Fund’s overweight compared to the Index in corporate credit added broadly to relative performance, as global investment grade credit spreads tightened on optimism about COVID-19 vaccines and investor expectations for further U.S. fiscal stimulus. The Fund also benefited from its down-in-quality bias. Individual issue selection did not have a meaningful impact on the Fund’s relative returns during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategies help or hurt its results during the Reporting Period?

A	During the Reporting Period, the Fund’s duration positioning had a negative impact on its relative performance. Specifically, the Fund was hurt by a long duration position compared to the Index (implemented as part of our credit-interest rate paired strategy, which we used to hedge the Fund’s overweight in corporate credit). This long duration positioning detracted from the Fund’s returns, as interest rates rose during the Reporting Period. (The Fund’s duration positioning strategy is primarily implemented via interest rate swaps and/or futures. Derivatives are used in combination with cash securities to implement our views in the Fund.) The Fund’s U.S. yield curve positioning strategy did not have a material impact on relative performance during the Reporting Period. (Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, the Fund invested in U.S. Treasury futures, swap futures, Fed funds futures, Secured Overnight Financing Rate (“SOFR”) futures, interest rate swaps and swaptions (options on interest rate swap contracts), basis swaps, credit default swaps and currency forwards. As market conditions warranted, the Fund used U.S. Treasury futures to hedge interest rate exposure and facilitate specific duration and yield curve strategies. Swap futures were used to express our views on the direction of interest rates. Fed funds futures and SOFR futures were used to gauge the market’s expectations for an interest rate change by the Fed. Interest rate swaps (fixed rate and floating rate) were used to hedge interest rate exposure and express a relative term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) Swaptions (options on interest rate swap contracts) were employed to express our interest rate views and to hedge volatility and yield curve risks in the Fund. Basis swaps were used to swap variable interest rate payments based on different reference interest rates with the goal of hedging the Fund’s interest rate risk. The Fund employed single-name credit default swaps and a specialized index of credit default swaps (“CDX”) to implement specific credit-related investment strategies and hedge corporate spread duration (the price sensitivity of a corporate bond to a 100 basis point

20

FUND RESULTS

change in its spread over the London Interbank Offered Rate (“LIBOR”)). Currency forwards were used to hedge the Fund’s currency exposure. Derivatives may be used in combination with cash securities to implement our views in the Fund.

During the Reporting Period, the Fund’s use of CDX and single-name credit default swaps had a positive impact on performance. The Fund’s use of Treasury futures, floating rate interest rate swaps and currency forwards had a negative impact on performance. The other derivatives used by the Fund had a neutral impact overall on performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the first quarter of 2021, we decreased the size of the Fund’s overweight relative to the Index in corporate credit and increased its exposure to emerging markets debt.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	Compared to the Index, the Fund was overweight at the end of the Reporting Period in financial companies, especially banks. Among industrial companies, it was overweight communications and underweight capital goods and consumer non-cyclical. The Fund was underweight utilities at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in investment grade corporate bonds, as we believed they were supported by favorable seasonal trends, investors’ continued search for yield, accommodative central bank monetary policy and governmental fiscal stimulus. The Fund’s positioning was focused on shorter and intermediate maturity bonds that exhibited what we saw as attractive carry and roll-down potential. (Carry involves borrowing at a low interest rate and investing in an asset that provides a higher rate of return. Roll-down opportunities arise when the value of a bond converges to par as maturity is approached.) In addition, at the end of the Reporting Period, the Fund was underweight long maturity corporate bonds. We planned to maintain the Fund’s down-in-quality bias, given that we saw security selection opportunities in BBB-rated bonds, a portion of the investment grade corporate bond market that had seen an improvement in credit quality due to a wave of “fallen angels” (investment grade corporate bonds downgraded to high yield status). Regionally, the Fund was overweight euro-denominated bonds given supportive policy by the European Central Bank and favorable supply relative to demand. The Fund was also overweight U.S. dollar-denominated issues, accomplished through CDX, because they offered attractive carry versus cash bonds. Furthermore, at the end of the Reporting Period, the Fund had select exposure to issuers within COVID-19-sensitive market segments based on what we considered to be their attractive risk premiums. Among sectors, the Fund was primarily overweight banks, as we believed they were generally well capitalized and because we saw attractive potential opportunities in subordinated debt.

Going forward, we planned to be mindful of shifting investor risk sentiment, which could influence conditions in the investment grade corporate bond market, as well as supply and demand dynamics. We also intended to monitor the continued economic impact of COVID-19 given its potential effects on corporate fundamentals. Although economic activity had rebounded somewhat at the end of the Reporting Period, a full growth recovery still lay ahead. In our view, the factors potentially supporting economic growth included accelerated COVID-19 vaccine timelines, pent-up consumer demand, easy macro policies and minimal evidence of economic scarring. As for potential growth limiting factors, we believed they included COVID-19 vaccine rollout delays, renewed COVID-19 case growth, subdued consumer demand as households and businesses sought to shrink debt accumulated in 2020, and bankruptcies as forbearance (or the temporary postponement of mortgage payments) draws to a close. Further risks included more modest U.S. fiscal stimulus or a premature pivot away from monetary policy support, in our opinion.

21

FUND BASICS

Investment Grade Credit Fund

as of March 31, 2021

FUND COMPOSITION[1]

Percentage of Net Assets

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

TOP TEN INDUSTRY ALLOCATION[2]

	Percentage of Net Assets

	as of 3/31/21	as of 3/31/20
Banks	23.6%	20.9%
Telecommunication Services	8.7	6.3
Pharmaceuticals	4.5	7.6
Pipelines	4.5	6.0
Oil Field Services	4.4	3.9
Diversified Financial Services	4.1	2.3
Electrical	3.8	4.9
Beverages	3.8	5.2
Semiconductors	3.3	3.0
Real Estate Investment Trusts	3.3	2.6
Other	33.3	35.0

[2]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table does not include investments in other investment companies of 0.0% as of 3/31/21 and 5.1% as of 3/31/20. Figures in the above table may not sum to 100% due to exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

22

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Performance Summary

March 31, 2021

The following graph shows the value, as of March 31, 2021 of a $1,000,000 investment made on April 1, 2011 in Separate Account Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays U.S. Credit Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Investment Grade Credit Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2011 through March 31, 2021.

Average Annual Total Return through March 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	11.23%	4.63%	4.77%	—
Including sales charges	7.05%	3.84%	4.37%	—

Institutional	11.47%	4.99%	5.12%	—

Separate Account Institutional	11.60%	4.99%	5.14%	—

Investor (Commenced July 29, 2011)	11.38%	4.87%	N/A	4.66%

Class R6 (Commenced July 31, 2015)	11.48%	5.00%	N/A	4.81%

Class P (Commenced April 20, 2018)	11.61%	N/A	N/A	6.78%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 3.75% for Class A Shares. Because Institutional, Separate Account Institutional, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

23

FUND RESULTS

Goldman Sachs Local Emerging Markets Debt Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Goldman Sachs Local Emerging Markets Debt Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 15.65%, 15.02%, 16.26%, 15.97%, 16.27% and 16.27%, respectively. These returns compare to the 13.03% average annual total return of the Fund’s benchmark, the J.P. Morgan Government Bond Index–Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged) (the “Index”), during the same time period.

Q	What economic and market factors most influenced local emerging markets debt as a whole during the Reporting Period?

A	During the first nine months of the Reporting Period, local emerging markets debt recorded strong gains, supported by weakness in the U.S. dollar, rising crude oil prices and a global economic recovery, which emerged as COVID-19 restrictions were eased and supportive fiscal and monetary policy was sustained. Progress on the COVID-19 vaccine front also bolstered investor sentiment. The Index generated a return of 21.12% during the first nine months of the Reporting Period, with approximately 9.52% due to local interest rates and approximately 10.58% from currency appreciation versus the U.S. dollar.[1]

Local emerging markets debt recorded negative returns during the final three months of the Reporting Period. Rising global interest rates, sparked by an increase in U.S. interest rates, challenged the sector. Local currencies also weakened versus the U.S. dollar. The Index recorded a return of -6.68% during the last three months of the Reporting Period, with approximately -3.61% driven by currency depreciation versus the U.S. dollar and approximately -3.19% due to local interest rates.[1]

During the Reporting Period overall, local emerging markets debt, as represented by the Index, posted a return of 13.03%, with approximately 6.59% due to currency depreciation versus the U.S. dollar and approximately 6.03% from local interest rates.[1] On a total return basis, the best performing countries in the Index (in U.S. dollar terms2) were South Africa (+41.42%), Indonesia (+29.43%) and Uruguay (+28.25%). The worst performing countries during the Reporting Period were Turkey (-23.04%), Brazil (-6.88%) and Peru (-2.82%).

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Index during the Reporting Period, with our active currency positioning adding broadly to relative returns. Through our active currency positioning, the Fund takes positions in local currencies (accomplished primarily through the use of forward foreign currency exchange contracts as well as bonds denominated in local currencies). In addition, the Fund benefited from its positioning within sovereign emerging markets debt and emerging markets corporate bonds. Issue selection among local emerging markets bonds and emerging markets corporate bonds further bolstered relative performance, though this was partially offset by our issue selection among sovereign emerging markets debt, which detracted from results during the Reporting Period.

[1]	Because of the effects of compounding, the combined impact of local interest rates and currency appreciation does not equal the Index’s total return.

[2]	All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable.

24

FUND RESULTS

Q	What were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A	The Fund’s exposure to sovereign emerging markets bonds and emerging markets corporate bonds contributed positively to relative performance, as investor risk appetite normalized after March 2020 on the back of a strong global economic recovery and accommodative global monetary and fiscal policy. As for its exposure to local interest rates, the Fund was helped by overweight positions relative to the Index in Mexico, Brazil, the Dominican Republic, India and Israel. An underweight in Czech Republic local interest rates was also advantageous. On the other hand, the Fund was hurt by underweight positions in Colombian and Romanian local interest rates and an overweight position in Chinese local interest rates. In addition, the Fund’s exposure to Malaysian local interest rates (accomplished through an asset swap wherein the Fund had a long position in an interest rate swap and a short position in Malaysian local bonds) detracted from relative returns.

As for individual issue selection, the Fund was aided by its holdings in emerging markets corporate bonds, especially its positions in Petrobras International Finance Company, a subsidiary of Brazilian oil and gas company Petróleo Brasileiro S.A.–Petrobras; Banco de Crédito del Perú, the largest bank and largest supplier of integrated financial services in Peru; and Sasol Limited, a South African energy producer. Conversely, issue selection within sovereign emerging markets debt detracted from relative performance, including the Fund’s investments in Peruvian, Mexican and Argentinian external bonds, though these results were partly offset by our selection of Dominican Republic sovereign external bonds, which contributed positively during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategies help or hurt its results during the Reporting Period?

A	The Fund’s U.S. duration and yield curve positioning strategies did not have a material impact on results during the Reporting Period. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. The U.S. duration positioning strategy is primarily implemented via interest rate swaps and/or futures. Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund invested in U.S. Treasury futures, swap futures, interest rate swaps, total return swaps, credit default swaps, currency forwards and forward foreign currency exchange contracts. U.S. Treasury futures were used to manage U.S. interest rate duration. Swap futures and interest rate swaps were used to express our views on the direction of a country’s interest rates. Total returns swaps were used in place of buying a local currency denominated bond when a particular market was otherwise inaccessible or as a more efficient means of gaining access to a local market. Credit default swaps were used to implement specific credit-related investment strategies. Currency forwards and forward foreign currency exchange contracts were used for hedging purposes or to express a positive view on a given currency. Derivatives may be used in combination with cash securities to implement our views in the Fund.

During the Reporting Period, the Fund’s use of currency forwards and forward foreign currency exchange contracts, collectively, had a positive impact on performance. The Fund’s use of interest rate swaps and credit default swaps each had a positive impact on performance. The other derivatives used by the Fund had a neutral impact overall on performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we shifted the Fund from underweight positions relative to the Index in Colombian and Polish local interest rates to overweight positions. We moved from overweight positions to underweight positions in Israeli, Indian, Mexican, Brazilian, Hungarian and South Korean local interest rates in the Fund. We increased the Fund’s underweight in Chilean local interest rates and eliminated its underweight position in Romanian local interest rates. In addition, we decreased the Fund’s overweights in Peruvian, Russian, Chinese, Thai and South African local interest rates. Regarding the Fund’s positions in external emerging markets bonds, we increased its exposure to China. We eliminated its investments in Indonesian and Brazilian external bonds, and we reduced its exposures to Mexican and Colombian external bonds. Finally, the Fund established a position in the external bonds of Thailand during the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

25

FUND RESULTS

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund maintained overweight positions compared to the Index in Russian, Colombian, Chinese, Thai and South African local interest rates. The Fund was underweight Mexican, Indian, Brazilian, Hungarian, Chilean, Israeli and South Korean local interest rates. Within currencies, the Fund held long positions in the Singapore dollar and Chinese yuan at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed the global fiscal stimulus and the accommodative monetary stances of central banks, along with COVID-19 vaccine-driven economic growth improvements, had created a supportive backdrop for risk assets broadly and for emerging markets debt specifically. Although rising U.S. interest rates could damage investor risk appetite and potentially lead to investment outflows, the susceptibility of emerging markets debt to this dynamic is, in our opinion, a function of how dependent emerging markets countries are on capital inflows relative to their external vulnerabilities. At the end of the Reporting Period, we thought emerging markets debt had a very low level of such vulnerability, as the current account surplus of emerging markets countries collectively was the largest in more than 15 years. Additionally, at the end of the Reporting Period, the deterioration of emerging markets corporate fundamentals, as measured by net leverage, was less than it had been in 2015, largely because of strong company management, in our view. Broadly speaking, we expected emerging markets corporate fundamentals to recover to pre-COVID-19 levels during 2021.

Unlike the response to the global financial crisis, when emerging markets policymakers overstimulated their domestic economies and created financial imbalances, the policy reaction to the COVID-19 pandemic has been largely defensive. Accordingly, at the end of the Reporting Period, we anticipated that strong consumer demand, especially in the U.S., would provide a conducive external demand environment for emerging markets countries, boosting their exports and kick-starting a new capital expenditure cycle. That said, we thought the recovery of tourism-dependent emerging economies was likely to lag the recovery of emerging economies fueled by crude oil or domestic consumption. In addition, we expected COVID-19 vaccine rollouts to vary across emerging markets countries. Finally, despite their positive performance during the Reporting Period, we believed emerging markets sovereign debt and emerging markets corporate bonds continued to offer attractive yields relative to U.S. corporate bonds, which should be appealing for investors seeking yield, in our view.

With all of the above in mind, we were aware at the end of the Reporting Period of persistent, broad uncertainty about the outcome of the COVID-19 pandemic. Consequently, we believed price dislocations within emerging markets debt could provide an opportunity for active management to outperform the Index. Credit selection remained critical, in our opinion, as we thought there was ongoing potential for idiosyncratic events. That said, we thought the global economic growth outlook was virus-dependent and was subject to considerable uncertainty in the near term, though the policy backdrop was accommodative.

At the end of the Reporting Period, while we had a positive outlook for emerging markets debt overall in the near term, we had the Fund positioned with a broad underweight relative to the Index in local interest rates, as we thought global economic activity and inflation may well pick up, which was likely, in our view, to push up interest rates.

Going forward, we planned to continue monitoring economic developments that could lead to less accommodative policies in emerging countries, including the policies of developed markets central banks, looser domestic fiscal policies, high credit generation and higher inflation outcomes. Regarding countries, the Fund was underweight Israel at the end of the Reporting Period, as we believed the country’s high COVID-19 vaccination rate was a precursor to increased economic activity. We also maintained the Fund’s underweight exposure to India due to improvements in its economic activity, the central bank’s announcement that it intended to normalize its liquidity management operations in a phased manner and the country’s Ministry of Finance announcing large supply of bonds for the next two years.

In term of currencies, at the end of the Reporting Period, the Fund had modest exposure to what we considered pro-cyclical G10 countries and select emerging markets countries that could benefit from improving global economic growth. (Also known as Group of 10, the G10 are actually 11 industrialized nations that have similar economic interests. Members include Belgium, Canada, France, Germany, Italy, Japan, Netherlands, Sweden, Switzerland, the U.K. and the U.S.)

26

FUND BASICS

Local Emerging Markets Debt Fund

as of March 31, 2021

TOP TEN COUNTRY ALLOCATIONS[4]

	Percentage of Net Assets

	as of 3/31/21	as of 3/31/20

China	13.3%	0.1%
Thailand	8.8	11.9
South Africa	8.3	7.4
Poland	6.6	6.5
United Kingdom	5.4	5.9
Russia	5.4	6.5
Mexico	5.4	4.8
Colombia	4.4	2.2
Brazil	4.4	2.4
United States	3.9	4.3
Other	18.8	31.9

[4]	The percentage shown for each investment category reflects the value of investments in that country as a percentage of net assets. The table does not include investments in other investment companies of 7.8% as of 3/31/21 and 8.3% as of 3/31/20. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

27

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Performance Summary

March 31, 2021

The following graph shows the value, as of March 31, 2021, of a $1,000,000 investment made on April 1, 2011 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the J.P. Morgan GBI-EMSM Global Diversified Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Local Emerging Markets Debt Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2011 through March 31, 2021.

Average Annual Total Return through March 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	15.65%	2.04%	-0.54%	—
Including sales charges	10.55%	1.11%	-0.99%	—

Class C
Excluding contingent deferred sales charges	15.02%	1.25%	-1.30%	—
Including contingent deferred sales charges	13.99%	1.25%	-1.30%	—

Institutional	16.26%	2.31%	-0.24%	—

Investor	15.97%	2.29%	-0.31%	—

Class R6 (Commenced November 30, 2017)	16.27%	N/A	N/A	-0.10%

Class P (Commenced April 20, 2018)	16.27%	N/A	N/A	-2.20%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 4.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

28

FUND RESULTS

Goldman Sachs U.S. Mortgages Fund

Investment Objective

The Fund seeks a high level of total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs U.S. Mortgages Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, Separate Account Institutional, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 2.54%, 2.88%, 2.99%, 2.79%, 2.89% and 2.89%, respectively. These returns compare to the 0.30% average annual total return of the Fund’s benchmark, the Bloomberg Barclays U.S. Securitized Bond Index (the “Index”), during the same time period.

Q	What economic and market factors most influenced the U.S. mortgage markets as a whole during the Reporting Period?

A

During the first nine months of the Reporting Period, agency mortgage-backed securities generated positive returns, outperforming duration-equivalent U.S. Treasury securities. The U.S. Federal Reserve’s (“Fed”) continued purchases of mortgage-backed securities and a pickup in demand from U.S. banks and, to some extent, from overseas investors supported the sector. Spreads on agency mortgage-backed securities (yield differentials versus equivalent-duration U.S. Treasury securities) tightened significantly, recovering from dramatically wide levels reached in March 2020 just before the Reporting Period started. In the last three months of the Reporting Period, agency mortgage-backed securities recorded negative returns but outperformed duration-equivalent U.S. Treasury securities. Primary mortgage interest rates rose meaningfully amid an increase in U.S. Treasury yields. Supply was heavy, but demand weakened. Spreads on agency mortgage-backed securities continued to narrow, and in March 2021, they reached their tightest levels since March 2020 when the Fed had announced a new round of open-ended quantitative easing measures that included purchases of agency mortgage-backed securities.

For the Reporting Period overall, agency mortgage-backed securities produced a modest gain, outperforming duration-equivalent U.S. Treasury securities.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Index during the Reporting Period, benefiting from our cross-sector strategy. In our cross-sector strategy, we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Index. Individual issue selection also added to relative returns. Our duration and yield curve positioning strategies contributed positively as well. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

Q	What were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A	Within our cross-sector strategy, the Fund was helped by its overweight positions compared to the Index in commercial mortgage-backed securities (“CMBS”), asset backed securities (“ABS”) and collateralized loan obligations (“CLOs”). An overweight in pass-through mortgage securities also added to relative returns. (Pass-through mortgage securities consist of a pool of residential mortgage loans wherein homeowners’ monthly payments of principal, interest and prepayments pass from the mortgage servicer through a government agency or investment bank to investors.)

In terms of individual issue selection, the Fund benefited from its holdings of specific pools of agency mortgage-backed securities. In addition, our decision to focus the Fund’s investments on production coupon mortgage-backed securities contributed positively to relative performance.

29

FUND RESULTS

(Production coupon mortgage-backed securities bear a coupon rate close to prevailing interest rates for similar investments at the time of issue.) On the other hand, the Fund was hampered by our selection of ABS, specifically Federal Family Education Loan Program (“FFELP”) student loan ABS. Selection of CMBS also dampened relative returns.

Q	Did the Fund’s duration and yield curve positioning strategies help or hurt its results during the Reporting Period?

A	The Fund’s duration positioning strategy, wherein the Fund generally held a long duration position on the U.S. Treasury yield curve throughout the Reporting Period, bolstered relative performance, attributable primarily to April 2020. (The duration positioning strategy is implemented via bonds as well as interest rate swaps and/or futures.) Our yield curve positioning strategy also contributed positively to relative performance during the Reporting Period overall.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund invested in U.S. Treasury futures, swap futures, Fed funds futures, Secured Overnight Financing Rate (“SOFR”) futures, interest rate swaps and swaptions (options on interest rate swap contracts), basis swaps and credit default swaps. The Fund employed U.S. Treasury futures to hedge interest rate exposure and to facilitate specific duration and yield curve strategies. Swap futures were used to express our views on the direction of interest rates. Fed funds futures and SOFR futures were used to gauge the market’s expectations for an interest rate change by the Fed. Interest rate swaps were used to hedge interest rate exposure and express a relative term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) Swaptions (options on interest rate swap contracts) were employed to express our interest rate views and to hedge volatility and yield curve risks in the Fund. Basis swaps were used to swap variable interest rate payments based on different reference interest rates with the goal of hedging the Fund’s interest rate risk. The Fund employed a specialized index of credit default swaps (“CDX”) to manage the beta of the Fund on an active basis. (In this context, beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.) Derivatives may be used in combination with cash securities to implement our views in the Fund.

The Fund’s use of CDX had a positive impact on performance during the Reporting Period. The use of U.S. Treasury futures, swaptions and interest rate swaps also added to the Fund’s returns. The other derivatives used by the Fund did not have a meaningful impact overall on performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	There were no notable changes in the Fund’s weightings for the first nine months of the Reporting Period. However, during that time, spreads on agency mortgage-backed securities tightened rapidly as the financial markets stabilized and in response to accommodative fiscal and monetary policy, reaching historically tight levels by the end of the fourth quarter of 2020. As a result, in early 2021, we began to shift the Fund from an overweight position versus the Index in agency mortgage-backed securities toward a more neutral position. By the middle of the first calendar quarter, the Fund had adopted a rather neutral position in agency mortgage-backed securities given that valuations were less attractive and extension risk had increased, in our view. (Extension risk, which is mainly the result of rising interest rates, is the risk an issuer could exercise its right to pay principal later than expected.)

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective March 31, 2021, Christopher J. Creed no longer served as a portfolio manager for the Fund. Christopher J. Hogan and Matthew T. Kaiser continued to serve as portfolio managers for the Fund. By design, all investment decisions for the Fund are performed within a team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had a rather neutral position relative to the Index in agency pass-through mortgage securities. The Fund was overweight CLOs and CMBS. Additionally, the Fund was slightly overweight compared to the Index in ABS at the end of the Reporting Period. More specifically, it held positions in FFELP student loan ABS, which are not represented in the Index.

30

FUND RESULTS

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed heightened interest rate volatility could be a headwind for the mortgage market in the near term. Historically, agency mortgage-backed securities tend to outperform U.S. Treasury securities during periods when interest rates remain steady and underperform during periods of sharply rising or falling interest rates. That said, at the end of the Reporting Period, we thought the substantial investment needs of banks, along with the Fed’s continued purchases, should continue to elevate demand for agency mortgage-backed securities in the near term.

Going forward, we planned to focus within the Fund on agency mortgage-backed securities at the lower end of the coupon stack, which were likely, in our view, to benefit from Fed purchases. At the same time, we intended to purchase agency mortgage-backed securities at the higher end of the coupon stack because we thought they could benefit from “burnout.” (Burnout is a period of time during which prepayment rates slow despite falling interest rates. When the cost of borrowing drops, mortgage holders may have an incentive to refinance. If they fail to take advantage, it is attributed to burnout.) At the end of the Reporting Period, the Fund remained underweight intermediate coupon agency mortgage-backed securities, as we thought the market was overpricing the likelihood of a slowdown in prepayment rates. In addition, we favored Ginnie Mae mortgage-backed securities based both on what we considered to be positive market developments and on our expectation that bank and overseas demand would pick up during the second quarter of 2021. Within other securitized sectors, we continued to favor AAA-rated CLOs. At the end of the Reporting Period, we planned to invest in select CMBS from the new issue calendar.

31

FUND BASICS

U.S. Mortgages Fund

as of March 31, 2021

PORTFOLIO COMPOSITION[1]

Percentage of Net Assets

[1]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[2]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

32

GOLDMAN SACHS U.S. MORTGAGES FUND

Performance Summary

March 31, 2021

The following graph shows the value, as of March 31, 2021, of a $1,000,000 investment made on April 1, 2011 in Separate Account Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Barclays U.S. Securitized Bond Index (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

U.S. Mortgages Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from April 1, 2011 through March 31, 2021.

Average Annual Total Return through March 31, 2021*	One Year	Five Years	Ten Years	Since Inception
Class A
Excluding sales charges	2.54%	2.29%	2.88%	—
Including sales charges	-1.30%	1.50%	2.48%	—

Institutional	2.88%	2.64%	3.24%	—

Separate Account Institutional	2.99%	2.64%	3.24%	—

Investor (Commenced July 29, 2011)	2.79%	2.54%	N/A	2.97%

Class R6 (Commenced July 31, 2015)	2.89%	2.65%	N/A	2.73%

Class P (Commenced April 20, 2018)	2.89%	N/A	N/A	4.48%

*	These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 3.75% for Class A Shares. Because Institutional, Separate Account Institutional, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

33

FUND BASICS

Index Definitions

The J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged) is an unmanaged index of debt instruments of 50 emerging countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index, an unmanaged index, covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Credit Suisse Leveraged Loan Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar denominated leveraged loan market. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Bloomberg Barclays U.S. Credit Index is an unmanaged index which is unbundled into pure corporates (industrial, utility, and finance, including both U.S. and non-U.S. corporations) and non-corporates (sovereign, supranational, foreign agencies, and foreign local governments). The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The J.P. Morgan Government Bond Index — Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged) is an unmanaged index of debt instruments of 14 emerging countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Bloomberg Barclays U.S. Securitized Bond Index is an unmanaged composite of asset-backed securities, collateralized mortgage-backed securities and fixed rate mortgage-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

CDX is an index based on a basket of North American single-name high yield credit default swaps. It is not possible to invest directly in an unmanaged index.

34

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments

March 31, 2021

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – 61.4%
Angola – 1.0%
	Republic of Angola (NR/Caa1)(a)
	$9,610,000	8.250%		05/09/28	$9,195,569
	Republic of Angola (CCC+/Caa1)
	2,670,000	9.125	(a)	11/26/49	2,480,597
	2,010,000	9.125		11/26/49	1,867,415

					13,543,581

Argentina(b) – 1.3%
	Republic of Argentina (CCC+/NR)
EUR	120,088	0.500		07/09/29	48,515
	$1,479,348	1.000		07/09/29	529,792
	19,634,677	0.125	(c)	07/09/30	6,522,394
EUR	3,559,900	0.125		07/09/30	1,341,476
	$28,450,015	0.125	(c)	07/09/35	8,392,754
	1,434,455	0.125	(c)	07/09/41	492,197

					17,327,128

Armenia(a) – 0.3%
	Republic of Armenia (NR/Ba3)
	2,150,000	3.600		02/02/31	1,964,563
	Republic of Armenia (NR/Ba3)
	2,100,000	3.950		09/26/29	1,981,087

					3,945,650

Azerbaijan – 0.9%
	Republic of Azerbaijan (NR/Ba2u)
	3,534,000	4.750		03/18/24	3,806,781
	7,600,000	3.500		09/01/32	7,493,125

					11,299,906

Bahrain – 1.6%
	Kingdom of Bahrain (B+/NR)(a)
	3,040,000	5.250		01/25/33	2,888,000
	1,950,000	4.250		01/25/28	1,934,234
	Kingdom of Bahrain (B+/B2u)
	680,000	5.450		09/16/32	655,137
	3,440,000	7.375	(a)	05/14/30	3,817,325
	1,380,000	7.375		05/14/30	1,531,369
	340,000	5.625		09/30/31	335,538
	4,410,000	5.625	(a)	09/30/31	4,352,119
	4,770,000	5.450	(a)	09/16/32	4,595,597

					20,109,319

Belarus(a) – 0.4%
	Republic of Belarus Ministry of Finance (B/NR)
	1,400,000	5.875		02/24/26	1,341,462
	3,890,000	6.378		02/24/31	3,595,002

					4,936,464

Belize(a)(d) – 0.1%
	Republic of Belize (CC/Caa3)
	2,533,842	4.938		02/20/34	968,311

Benin(a) – 0.4%
	Benin Government International Bond (B+/NR)
EUR	4,510,000	4.875		01/19/32	5,024,433

Sovereign Debt Obligations – (continued)
Bermuda(a)(b) – 0.3%
	Bermuda Government Bond (A+/A2)
	$1,900,000	2.375		08/20/30	1,848,805
	1,890,000	3.375		08/20/50	1,827,984

					3,676,789

Bolivia – 0.0%
	Republic of Bolivian (B+/B2)
	200,000	4.500		03/20/28	174,000

Brazil – 0.4%
	Republic of Brazil (BB-/Ba2)
	4,470,000	3.875		06/12/30	4,333,106
	1,530,000	4.750	(b)	01/14/50	1,384,172

					5,717,278

Chile(b) – 0.0%
	Republic of Chile (A/A1)
	390,000	3.500		01/25/50	397,191

Colombia(b) – 2.2%
	Republic of Colombia (BBB-/Baa2)
	3,040,000	3.875		02/15/61	2,717,000
	Republic of Colombia (BBB-/Baa2)
	2,460,000	3.000		01/30/30	2,403,881
	12,560,000	3.125		04/15/31	12,293,100
	330,000	5.000		06/15/45	351,759
	640,000	5.200		05/15/49	704,000
	10,370,000	4.125		05/15/51	9,864,463

					28,334,203

Costa Rica(a) – 0.1%
	Republic of Costa Rica (B/B2)
	1,080,000	6.125		02/19/31	1,085,738

Dominican Republic – 2.8%
	Dominican Republic (NR/NR)
DOP	8,900,000	18.500	(a)	02/04/28	237,723
	152,600,000	10.750		08/11/28	3,002,981
	Dominican Republic (BB-/Ba3)
	$450,000	6.875		01/29/26	520,875
	1,500,000	8.625		04/20/27	1,818,750
	4,750,000	4.500	(a)	01/30/30	4,772,266
	3,130,000	4.875	(a)	09/23/32	3,161,300
	3,370,000	6.850	(a)	01/27/45	3,721,744
	6,599,000	6.850		01/27/45	7,287,770
	8,760,000	6.500	(a)	02/15/48	9,280,125
	360,000	6.400	(a)	06/05/49	376,987
	1,760,000	5.875		01/30/60	1,678,050

					35,858,571

Ecuador – 1.4%
	Republic of Ecuador (B-/NR)
	3,532,360	0.000	(a)(e)	07/31/30	1,430,606
	630,000	0.000	(e)	07/31/30	255,150
	993,040	0.500	(a)(c)	07/31/30	580,928
	14,798,455	0.500	(a)(c)	07/31/35	6,770,293
	9,100,000	0.500	(c)	07/31/35	4,163,250

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)
Ecuador – (continued)
	Republic of Ecuador (B-/NR) – (continued)
	$12,551,936	0.500	% (a)(c)	07/31/40	$5,491,472
	140,000	0.500	(c)	07/31/40	61,250

					18,752,949

Egypt – 3.8%
	Republic of Egypt (B/B2u)(a)
	3,340,000	5.875		02/16/31	3,122,900
	4,750,000	8.875		05/29/50	4,847,969
	3,990,000	7.500		02/16/61	3,595,987
	6,270,000	7.625	(a)	05/29/32	6,399,319
	2,850,000	8.700	(a)	03/01/49	2,844,656
	990,000	8.700		03/01/49	988,144
	Republic of Egypt (NR/B2)
	2,050,000	7.500		01/31/27	2,222,328
	Republic of Egypt (B/NR)
EUR	120,000	4.750		04/11/25	145,913
	1,770,000	6.375	(a)	04/11/31	2,130,166
	1,059,000	6.375		04/11/31	1,274,489
	Republic of Egypt (B/B2)
	8,360,000	4.750	(a)	04/16/26	10,100,949
	2,260,000	5.625	(a)	04/16/30	2,632,081
	7,200,000	5.625		04/16/30	8,385,391

					48,690,292

El Salvador – 0.8%
	Republic of El Salvador (B-/B3)
	580,000	6.375		01/18/27	569,850
	370,000	8.250		04/10/32	381,100
	290,000	7.625		02/01/41	279,141
	610,000	7.125	(b)	01/20/50	547,475
	5,670,000	9.500	(a)(b)	07/15/52	6,010,200
	2,120,000	9.500	(b)	07/15/52	2,247,200

					10,034,966

Ethiopia – 0.1%
	Ethiopia International Bond (B-/B2)
	$950,000	6.625		12/11/24	872,219

Gabon – 0.4%
	Republic of Gabon (NR/Caa1)
	2,760,000	6.625		02/06/31	2,659,950
	Republic of Gabon (NR/NR)
	1,854,118	6.375		12/12/24	1,923,068

					4,583,018

Ghana – 1.1%
	Republic of Ghana (NR/NR)(a)
	2,660,000	8.625		04/07/34	2,600,150
	Republic of Ghana (NR/B1)
	1,970,000	10.750		10/14/30	2,449,572
	Republic of Ghana (B-/B3)(a)
	2,370,000	6.375		02/11/27	2,299,640
	800,000	7.750		04/07/29	794,000
	1,410,000	8.875		05/07/42	1,350,075
	210,000	8.627	(a)	06/16/49	193,791
	379,000	8.627		06/16/49	349,746

Sovereign Debt Obligations – (continued)
Ghana – (continued)
	Republic of Ghana (B-/B3u)(a)
	4,640,000	8.125		03/26/32	4,471,800

					14,508,774

Guatemala – 2.0%
	Republic of Guatemala (BB-/Ba1)
	4,220,000	4.500	(a)	05/03/26	4,543,094
	5,430,000	4.500		05/03/26	5,845,734
	7,400,000	4.375	(a)	06/05/27	7,906,438
	350,000	4.375		06/05/27	373,953
	6,120,000	6.125	(a)(b)	06/01/50	7,080,075

					25,749,294

Honduras – 0.3%
	Republic of Honduras (BB-/B1)
	1,310,000	7.500	(a)	03/15/24	1,416,028
	1,120,000	7.500		03/15/24	1,210,650
	1,170,000	5.625	(a)(b)	06/24/30	1,221,188

					3,847,866

Hungary – 0.3%
	Hungary Government International Bond (BBB/Baa3)
EUR	3,250,000	1.750		06/05/35	4,070,918

Indonesia – 3.7%
	Perusahaan Penerbit SBSN (BBB/Baa2)(a)
	$25,540,000	4.400		03/01/28	28,604,800
	2,530,000	3.800		06/23/50	2,556,091
	Republic of Indonesia (BBB/Baa2)
EUR	1,950,000	1.100		03/12/33	2,219,305
	$2,960,000	3.050		03/12/51	2,926,700
	2,040,000	3.350		03/12/71	1,930,789
	Republic of Indonesia (NR/Baa2)
	550,000	4.350		01/11/48	597,438
EUR	1,550,000	0.900		02/14/27	1,822,797
	$2,380,000	3.850		10/15/30	2,609,819
	350,000	4.625		04/15/43	387,078
	4,070,000	4.450		04/15/70	4,442,659

					48,097,476

Iraq – 0.2%
	Republic of Iraq (NR/NR)(b)
	218,750	5.800		01/15/28	205,693
	Republic of Iraq (B-/Caa1u)
	1,790,000	6.752		03/09/23	1,779,372

					1,985,065

Ivory Coast – 1.1%
	Republic of Ivory Coast (NR/Ba3)
EUR	2,100,000	5.250		03/22/30	2,537,320
	3,380,000	4.875	(a)	01/30/32	3,854,724
	$570,000	6.125		06/15/33	579,797
EUR	4,460,000	6.625	(a)	03/22/48	5,279,275
	1,500,000	6.625		03/22/48	1,775,541

					14,026,657

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)
Jamaica – 0.7%
	Jamaica Government International Bond (B+/B2)
	$6,290,000	7.875%		07/28/45	$8,473,919

Jordan(a) – 0.2%
	Kingdom of Jordan (B+/B1)
	3,000,000	5.850		07/07/30	3,052,500

Kenya – 1.0%
	Republic of Kenya (B/B2u)
	610,000	7.000		05/22/27	647,553
	3,900,000	7.000	(a)	05/22/27	4,140,094
	550,000	7.250		02/28/28	578,703
	750,000	7.250	(a)	02/28/28	789,141
	6,380,000	8.000	(a)	05/22/32	6,768,781

					12,924,272

Lebanon(f) – 0.3%
	Republic of Lebanon (NR/NR)
	3,663,000	6.750		11/29/27	415,439
	Republic of Lebanon (D/NR)
	3,990,000	6.200		02/26/25	455,109
	2,020,000	6.650		04/22/24	225,356
	130,000	6.600		11/27/26	14,869
	710,000	6.850		03/23/27	78,998
	750,000	6.650		11/03/28	85,547
	7,704,000	6.850		05/25/29	876,138
	9,584,000	6.650		02/26/30	1,069,215
	1,520,000	7.050		11/02/35	169,260

					3,389,931

Macedonia(a) – 0.9%
	Republic of North Macedonia (BB-/NR)(b)
EUR	2,700,000	1.625		03/10/28	3,087,133
	Republic of North Macedonia (BB-/NR)
EUR	6,840,000	2.750		01/18/25	8,372,198

					11,459,331

Mexico – 2.0%
	Mexico Government International Bond (BBB/Baa1)(b)
	$850,000	1.350		09/18/27	1,027,945
	820,000	4.500		04/22/29	906,612
	3,300,000	4.750	(b)	04/27/32	3,657,844
	6,970,000	2.659	(b)	05/24/31	6,610,609
	520,000	4.600		01/23/46	530,075
	1,220,000	4.350		01/15/47	1,207,037
	200,000	4.600		02/10/48	203,688
	383,000	4.500	(b)	01/31/50	386,950
	12,809,000	3.771	(b)	05/24/61	11,283,928
	570,000	3.750	(b)	04/19/71	494,297

					26,308,985

Mongolia – 0.5%
	Republic of Mongolia (B/B3)
	781,000	5.125		12/05/22	806,383
	200,000	5.125		04/07/26	213,500
	1,940,000	5.125	(a)	04/07/26	2,070,950

Sovereign Debt Obligations – (continued)
Mongolia – (continued)
	Republic of Mongolia (B/B3u)
	3,490,000	5.625		05/01/23	3,651,412

					6,742,245

Morocco(a) – 1.2%
	Morocco Government International Bond (BBB-/Ba1u)
	2,620,000	2.375		12/15/27	2,530,756
EUR	2,560,000	1.500		11/27/31	2,824,800
	$6,260,000	3.000		12/15/32	5,860,925
	4,640,000	4.000		12/15/50	4,106,400

					15,322,881

Mozambique(c) – 0.1%
	Republic of Mozambique (NR/Caa2u)
	2,060,000	5.000		09/15/31	1,678,900

Nigeria – 2.0%
	Republic of Nigeria (B-/B2)
	3,140,000	6.500		11/28/27	3,228,312
	3,180,000	7.143		02/23/30	3,237,637
	9,430,000	7.875		02/16/32	9,695,219
	9,620,000	7.696	(a)	02/23/38	9,424,594

					25,585,762

Oman – 1.9%
	Republic of Oman (NR/Ba3)
	2,680,000	6.750	(a)	10/28/27	2,964,750
	1,820,000	5.625		01/17/28	1,880,856
	4,820,000	6.250	(a)	01/25/31	5,041,419
	4,660,000	7.375	(a)	10/28/32	5,171,144
	2,660,000	6.750		01/17/48	2,554,431
	4,250,000	6.750	(a)	01/17/48	4,081,328
	Republic of Oman (B+/Ba3)
	1,430,000	4.750		06/15/26	1,465,303
	1,280,000	6.500		03/08/47	1,206,400

					24,365,631

Pakistan – 0.2%
	Republic of Pakistan (NR/B3)
	1,360,000	7.375	(a)	04/08/31	1,388,475
	620,000	8.875	(a)	04/08/51	641,506
	580,000	8.250		09/30/25	641,263

					2,671,244

Panama – 1.1%
	Panama Notas del Tesoro (BBB/Baa2)
	2,740,000	3.750		04/17/26	2,994,306
	Republic of Panama (BBB/Baa2)(b)
	6,500,000	4.500		04/01/56	7,131,719
	3,680,000	3.870		07/23/60	3,648,950

					13,774,975

Papua New Guinea(a) – 0.1%
	Papua New Guinea Government International Bond (B-/B2)
	1,450,000	8.375		10/04/28	1,498,031

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)
Paraguay – 2.8%
	Republic of Paraguay (BB/NR)(a)
	$4,590,000	5.600%		03/13/48	$5,202,478
	Republic of Paraguay (BB/Ba1)
	1,010,000	5.000	(a)	04/15/26	1,134,041
	685,000	5.000		04/15/26	769,127
	2,770,000	4.700	(a)	03/27/27	3,086,819
	2,760,000	4.950	(a)(b)	04/28/31	3,105,862
	400,000	4.950	(b)	04/28/31	450,125
	13,049,000	2.739	(a)(b)	01/29/33	12,465,873
	5,650,000	6.100		08/11/44	6,764,109
	3,250,000	5.400	(a)(b)	03/30/50	3,635,937

					36,614,371

Peru(b) – 0.6%
	Republic of Peru (BBB+/A3)
EUR	580,000	1.250		03/11/33	671,324
	$3,600,000	2.780		12/01/60	2,966,625
	5,190,000	3.230	(g)	07/28/21	4,186,059

					7,824,008

Philippines – 0.3%
	Republic of Philippines (BBB+/Baa2)
	1,320,000	1.648		06/10/31	1,243,813
	550,000	2.950		05/05/45	513,219
	2,940,000	2.650		12/10/45	2,632,020

					4,389,052

Qatar – 1.6%
	Republic of Qatar (AA-/Aa3)
	10,470,000	5.103	(a)	04/23/48	13,234,735
	240,000	4.817		03/14/49	293,850
	2,950,000	4.817	(a)	03/14/49	3,611,906
	2,770,000	4.400	(a)	04/16/50	3,213,200

					20,353,691

Romania – 1.9%
	Republic of Romania (BBB-/Baa3)
EUR	3,330,000	2.375	(a)	04/19/27	4,217,498
	7,360,000	2.875		05/26/28	9,542,729
	2,600,000	3.624	(a)	05/26/30	3,504,849
	$2,070,000	3.000	(a)	02/14/31	2,071,941
EUR	2,320,000	2.124	(a)	07/16/31	2,780,179
	1,730,000	2.124		07/16/31	2,073,150

					24,190,346

Russia – 1.8%
	Russian Federation Bond (NR/NR)
	$4,500,000	1.850		11/20/32	5,166,330
	4,000,000	4.750		05/27/26	4,477,500
	3,200,000	4.375	(a)	03/21/29	3,499,200
	4,600,000	5.100		03/28/35	5,307,250
	4,200,000	5.100	(a)	03/28/35	4,845,750

					23,296,030

Sovereign Debt Obligations – (continued)
Saudi Arabia – 1.5%
	Saudi Government International Bond (NR/A1)
	1,770,000	2.750	(a)	02/03/32	1,767,788
	920,000	4.500		10/26/46	1,012,000
	3,600,000	4.625		10/04/47	4,032,000
	1,380,000	5.000		04/17/49	1,635,300
	410,000	3.750		01/21/55	402,056
	1,770,000	3.750	(a)	01/21/55	1,735,706
	8,270,000	4.500	(a)	04/22/60	9,215,881

					19,800,731

Senegal(a) – 0.4%
	Republic of Senegal (B+/Ba3)
EUR	4,580,000	4.750		03/13/28	5,449,852

Serbia – 0.3%
	Republic of Serbia (NR/Ba2)
	2,740,000	3.125	(a)	05/15/27	3,546,567
	440,000	3.125		05/15/27	569,522

					4,116,089

South Africa – 1.6%
	Republic of South Africa (NR/Ba2)
	$810,000	4.850		09/27/27	836,831
	3,350,000	5.650		09/27/47	3,078,860
	Republic of South Africa (BB-/Ba2)
	2,670,000	4.300		10/12/28	2,630,784
	7,690,000	4.850		09/30/29	7,721,241
	1,180,000	6.250		03/08/41	1,193,275
	6,120,000	5.750		09/30/49	5,634,225

					21,095,216

Sri Lanka – 1.2%
	Republic of Sri Lanka (CCC+/Caa1)
	200,000	5.750	(a)	04/18/23	136,062
	4,380,000	6.850	(a)	03/14/24	2,790,881
	910,000	6.350	(a)	06/28/24	580,978
	3,960,000	6.125		06/03/25	2,494,800
	6,010,000	6.850	(a)	11/03/25	3,750,616
	2,490,000	6.850		11/03/25	1,553,916
	230,000	6.750		04/18/28	139,869
	1,690,000	6.750	(a)	04/18/28	1,027,731
	4,240,000	7.550	(a)	03/28/30	2,586,400

					15,061,253

Tajikistan – 0.0%
	Republic of Tajikistan (B-/B3)
	710,000	7.125		09/14/27	593,911

Trinidad and Tobago(a)(b) – 0.1%
	Republic of Trinidad & Tobago (BBB-/Ba1)
	1,560,000	4.500		06/26/30	1,579,988

Tunisia(a) – 0.1%
	Banque Centrale de Tunisie International Bond (NR/B3)
EUR	850,000	6.750		10/31/23	908,952
	760,000	6.375		07/15/26	782,074

					1,691,026

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)
Turkey – 3.3%
	Republic of Turkey (NR/B2)
	$7,140,000	5.950%		01/15/31	$6,461,700
	5,380,000	4.250		03/13/25	4,993,313
EUR	5,290,000	3.250		06/14/25	5,905,036
	2,870,000	5.200		02/16/26	3,365,649
	$1,200,000	4.875		10/09/26	1,107,000
	4,780,000	6.000		03/25/27	4,569,381
	6,210,000	5.250		03/13/30	5,515,256
	7,640,000	5.750		05/11/47	6,197,950
	999,000	7.375		02/05/25	1,029,282
	3,640,000	6.000		01/14/41	3,059,875

					42,204,442

Ukraine – 3.3%
	Ukraine Government Bond (B/NR)
EUR	2,890,000	6.750		06/20/26	3,626,340
	970,000	4.375		01/27/30	1,041,185
	600,000	8.994		02/01/24	665,400
EUR	2,210,000	4.375	(a)	01/27/30	2,372,185
	Ukraine Government Bond (B/B3u)
	$1,580,000	7.750		09/01/23	1,703,536
	873,000	7.253	(a)	03/15/33	868,089
	3,098,000	0.000	(e)(h)	05/31/40	3,177,262
	1,050,000	7.750		09/01/21	1,069,097
	5,890,000	7.750		09/01/23	6,350,525
	9,860,000	7.750		09/01/24	10,621,069
	2,630,000	7.750		09/01/25	2,850,920
	8,280,000	7.750		09/01/26	8,991,563

					43,337,171

United Arab Emirates(a) – 0.6%
	Finance Department Government of Sharjah (BBB-/Baa3)
	2,700,000	3.625		03/10/33	2,655,281
	6,310,000	4.000		07/28/50	5,537,025

					8,192,306

Uruguay(b) – 0.0%
	Republic of Uruguay (BBB/Baa2)
	350,000	4.375		01/23/31	405,344

Uzbekistan(a) – 0.2%
	Republic of Uzbekistan (BB-/NR)
	1,460,000	5.375		02/20/29	1,596,784
	1,160,000	3.700		11/25/30	1,125,200

					2,721,984

Vietnam(b)(i) – 0.3%
	Debt and Asset Trading Corp. (NR/NR)
	4,680,000	1.000		10/10/25	4,049,663

Zambia(f) – 0.3%
	Republic of Zambia (D/NR)
	5,834,000	5.375		09/20/22	3,248,809

	TOTAL SOVEREIGN DEBT OBLIGATIONS
	(Cost $823,117,984)				$795,081,946

Corporate Obligations – 25.0%
Azerbaijan – 0.1%
	State Oil Co. of the Azerbaijan Republic (BB-/Ba2)
	400,000	4.750%		03/13/23	420,750
	State Oil Co. of the Azerbaijan Republic (BB-/NR)
	1,040,000	6.950		03/18/30	1,282,710

					1,703,460

Bahrain(a) – 0.2%
	CBB International Sukuk Programme Co. SPC (B+/B2u)
	2,670,000	3.950		09/16/27	2,696,700

Brazil – 1.3%
	Banco do Brasil SA (CCC+/NR)(b)(h) (10 Year CMT + 4.398%)
	5,210,000	6.250		04/15/49	5,106,060
	Banco do Brasil SA (CCC+/B2)(b)(h) (10 Year CMT + 6.362%)
	1,560,000	9.000		06/18/49	1,704,300
	BRF SA (NR/Ba2)(b)
	2,580,000	4.875		01/24/30	2,629,084
	1,090,000	5.750	(a)	09/21/50	1,069,454
	200,000	5.750		09/21/50	196,230
	Embraer Overseas Ltd. (BB/Ba2)
	13,000	5.696		09/16/23	13,646
	Itau Unibanco Holding SA/Cayman Island (NR/B1)(b)(h) (5 year CMT + 3.446%)
	720,000	3.875		04/15/31	698,760
	Samarco Mineracao SA (NR/WR)
	3,185,000	4.125		11/01/22	2,481,314
	2,080,000	5.750		10/24/23	1,725,750
	800,000	5.375		09/26/24	663,750

					16,288,348

British Virgin Islands – 1.2%
	Easy Tactic Ltd. (NR/NR)(b)
	490,000	8.625		02/27/24	454,475
	Fortune Star BVI Ltd. (BB/NR)(b)
	260,000	6.750		07/02/23	272,431
	Huarong Finance 2017 Co. Ltd. (NR/Baa1)
	3,770,000	4.750		04/27/27	4,106,944
	(-1x5 Year CMT + 6.983%)
	3,530,000	4.000	(b)(h)	11/07/49	3,576,331
	Huarong Finance 2019 Co. Ltd. (NR/Baa1)(b)
	1,690,000	3.875		11/13/29	1,709,013
	3,400,000	3.375		02/24/30	3,299,062
	Huarong Finance 2019 Co. Ltd. (NR/Baa1)(b)
	280,000	3.625		09/30/30	276,500
	Sino-Ocean Land Treasure IV Ltd. (NR/Baa3)(b)
	320,000	4.750		01/14/30	322,500
	Studio City Finance Ltd. (BB-/B1)(a)(b)
	430,000	6.000		07/15/25	452,861
	350,000	6.500		01/15/28	375,703
	Sunny Express Enterprises Corp. (NR/A3)(b)(h) (-1x3 Year CMT + 4.762%)
	870,000	3.350		10/23/49	881,419

					15,727,239

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Burundi – 1.1%
The Eastern & Southern African Trade & Development Bank (NR/Baa3)
$8,747,000	5.375%		03/14/22	$8,942,233
4,530,000	4.875		05/23/24	4,724,881

				13,667,114

Chile – 0.6%
Embotelladora Andina SA (BBB/NR)(a)
506,000	5.000		10/01/23	552,299
Empresa de los Ferrocarriles del Estado (A/NR)(a)(b)
600,000	3.068		08/18/50	522,188
Empresa de Transporte de Pasajeros Metro SA (A/NR)(a)(b)
830,000	3.650		05/07/30	898,475
GNL Quintero SA (BBB/Baa2)
1,060,000	4.634		07/31/29	1,154,870
Inversiones CMPC SA (BBB-/NR)(a)(b)
660,000	4.375		05/15/23	694,237
Sociedad Quimica y Minera de Chile SA (BBB+/Baa1)(a)(b)
3,291,000	4.375		01/28/25	3,569,707

				7,391,776

China – 0.7%
Agile Group Holdings Ltd. (NR/Ba3)(b)(h) (-1x5 Year CMT + 11.294%)
200,000	7.875		07/31/49	206,750
Central China Real Estate Ltd. (NR/B1)(b)
360,000	7.250		08/13/24	311,062
China SCE Group Holdings Ltd. (NR/NR)(b)
660,000	5.950		09/29/24	653,400
China SCE Group Holdings Ltd. (NR/B2)(b)
200,000	7.000		05/02/25	202,500
510,000	6.000		02/04/26	484,341
Country Garden Holdings Co. Ltd. (NR/Baa3)(b)
1,150,000	3.300		01/12/31	1,086,750
Fantasia Holdings Group Co. Ltd (NR/NR)(b)
220,000	10.875		03/02/24	204,600
200,000	9.250		07/28/23	184,375
450,000	9.875	(b)	10/19/23	415,687
iQIYI, Inc. (NR/NR)
550,000	2.000	(j)	04/01/25	507,650
70,000	4.000		12/15/26	72,333
Kaisa Group Holdings Ltd. (NR/NR)(b)
200,000	8.500		06/30/22	203,813
Kaisa Group Holdings Ltd. (NR/B2)(b)
750,000	10.875		07/23/23	778,594
260,000	11.950		11/12/23	273,081
200,000	11.250		04/16/25	196,125
NIO, Inc. (NR/NR)(a)(j)
250,000	0.500		02/01/27	211,125
Redsun Properties Group Ltd. (NR/B3)(b)
220,000	9.700		04/16/23	227,562
Sunac China Holdings Ltd. (BB-/B1)(b)
880,000	8.350		04/19/23	916,300
Yuzhou Group Holdings Co. Ltd. (NR/B2)(b)
400,000	6.000		10/25/23	354,800
630,000	7.700		02/20/25	544,005
(-1x5 Year CMT + 8.527%)
410,000	5.375	(h)	09/29/49	344,400

Corporate Obligations – (continued)
China – (continued)
Zhenro Properties Group Ltd. (NR/B2)(b)(h) (-1x3 Year CMT + 13.414%)
790,000	10.250		01/25/49	808,516

				9,187,769

Colombia – 0.9%
Banco de Bogota SA (NR/Ba2)
6,870,000	6.250	(a)	05/12/26	7,696,461
1,980,000	6.250		05/12/26	2,218,194
Grupo Aval Ltd. (NR/Ba2)
590,000	4.750		09/26/22	615,075
1,530,000	4.375	(a)(b)	02/04/30	1,539,084

				12,068,814

Cyprus – 0.2%
MHP SE (B/NR)
1,910,000	7.750		05/10/24	2,041,909

Dominican Republic(a)(b) – 0.3%
Aeropuertos Dominicanos Siglo XXI SA (B+/B1)
3,220,000	6.750		03/30/29	3,337,731

India – 0.0%
Adani Electricity Mumbai Ltd. (BBB-/Baa3)
200,000	3.949		02/12/30	201,313

Indonesia – 0.2%
Indonesia Asahan Aluminium Persero PT (NR/Baa2)(a)(b)
1,060,000	5.800		05/15/50	1,208,400
Perusahaan Gas Negara Tbk PT (NR/Baa2)
1,730,000	5.125		05/16/24	1,896,512

				3,104,912

Ireland – 0.3%
Credit Bank of Moscow Via CBOM Finance PLC (NR/NR)(b)(h) (5 Year USD Swap + 5.416%)
310,000	7.500		10/05/27	312,228
Credit Bank of Moscow Via CBOM Finance PLC (BB-/NR)(a)
430,000	4.700		01/29/25	432,688
Credit Bank of Moscow Via CBOM Finance PLC (BB-/Ba3)(a)
3,010,000	5.550		02/14/23	3,118,172

				3,863,088

Israel(a)(b) – 0.3%
Leviathan Bond Ltd. (BB-/Ba3)
3,350,000	5.750		06/30/23	3,508,078

Ivory Coast(a)(i) – 0.2%
Brazil Minas SPE via State of Minas Gerais (BB-/NR)
2,450,000	5.333		02/15/28	2,655,953

Japan(b)(h) – 0.1%
SoftBank Group Corp. (B+/B2u)(5 Year USD ICE Swap + 4.226%)
1,310,000	6.000		07/19/49	1,311,638

Kazakhstan – 0.8%
KazMunayGas National Co. JSC (NR/Baa3)(a)(b)
2,100,000	3.500		04/14/33	2,149,350

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Kazakhstan – (continued)
	KazMunayGas National Co. JSC (BB/Baa3)
	$6,002,000	4.750%		04/19/27	$6,834,777
	Tengizchevroil Finance Co. International Ltd. (BBB-/Baa2)(a)(b)
	1,690,000	2.625		08/15/25	1,703,837

					10,687,964

Luxembourg – 0.2%
	Gazprom PJSC Via Gaz Capital SA (BBB-/Baa2)(j)
	410,000	8.625		04/28/34	576,691
	MHP Lux SA (B/NR)
	380,000	6.950		04/03/26	396,720
	Millicom International Cellular SA (NR/Ba2)(a)(b)
	280,000	4.500		04/27/31	291,200
	Rede D’or Finance S.a.r.l. (BB/NR)(b)
	820,000	4.500		01/22/30	800,796
	980,000	4.500	(a)	01/22/30	957,048

					3,022,455

Macau(b) – 0.1%
	MGM China Holdings Ltd. (B+/Ba3)(a)
	440,000	4.750		02/01/27	446,050
	Wynn Macau Ltd. (BB-/B1)
	200,000	5.625		08/26/28	207,560

					653,610

Malaysia(b) – 0.6%
	Axiata Spv5 Labuan Ltd. (BBB+/Baa2)
	360,000	3.064		08/19/50	325,800
	Petronas Capital Ltd. (A-/A2)(a)
	4,410,000	4.550		04/21/50	5,172,224
	1,890,000	4.800		04/21/60	2,375,910

					7,873,934

Mauritius – 0.5%
	Cliffton Ltd. (NR/Ba3)(a)(b)
	250,000	6.250		10/25/25	249,063
	India Green Power Holdings (NR/(P)Ba3)(a)(b)
	670,000	4.000		02/22/27	669,791
	MTN Mauritius Investments Ltd. (BB-/Ba2)
	3,390,000	5.373		02/13/22	3,463,097
	1,790,000	4.755		11/11/24	1,868,312
	550,000	6.500	(a)	10/13/26	612,906

					6,863,169

Mexico – 4.6%
	Banco Mercantil del Norte SA (BB-/Ba2)(a)(b)(h) (5 Year CMT + 4.967%)
	3,820,000	6.750		09/27/49	3,959,621
	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand (NR/Baa3)(a)(b)(h) (5 Year CMT + 2.995%)
	1,090,000	5.950		10/01/28	1,172,404
	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand (NR/Baa1)
	330,000	4.125		11/09/22	344,520

Corporate Obligations – (continued)
Mexico – (continued)
	BBVA Bancomer SA (BB/NR)(b)(h)
	(5 Year CMT + 2.650%)
	3,080,000	5.125	(a)	01/18/33	3,165,662
	(5 Year CMT + 2.650%)
	200,000	5.125		01/18/33	205,563
	Cemex SAB de CV (BB/NR)(a)(b)
	400,000	7.375		06/05/27	451,500
	1,820,000	5.200		09/17/30	1,961,050
	Industrias Penoles SAB de CV (BBB/NR)(a)(b)
	400,000	4.750		08/06/50	410,500
	Mexico City Airport Trust (BBB/Baa3)
	1,180,000	4.250	(a)(b)	10/31/26	1,245,269
	1,409,000	4.250	(b)	10/31/26	1,486,935
	4,830,000	3.875	(a)(b)	04/30/28	4,894,903
	1,630,000	5.500	(a)(b)	10/31/46	1,604,002
	722,000	5.500		10/31/46	710,484
	6,099,000	5.500	(b)	07/31/47	6,009,345
	Petroleos Mexicanos (BBB/Ba2)
EUR	13,560,000	5.125		03/15/23	16,696,903
	$760,000	5.350		02/12/28	736,326
	1,030,000	6.375		01/23/45	854,900
	2,480,000	5.625		01/23/46	1,971,228
	705,000	6.750		09/21/47	599,391
	5,231,000	6.350		02/12/48	4,309,036
	3,343,000	7.690	(b)	01/23/50	3,088,932
	3,043,000	6.950	(b)	01/28/60	2,597,961
	Unifin Financiera SAB de CV (BB-/NR)(b)
	690,000	7.375		02/12/26	667,359
	200,000	8.375		01/27/28	194,500

					59,338,294

Netherlands – 1.6%
	Bharti Airtel International Netherlands B.V. (BBB-/Ba1)
	550,000	5.125		03/11/23	587,469
	Greenko Dutch B.V. (NR/Ba1)(b)
	690,000	4.875		07/24/22	695,822
	670,000	3.850	(a)	03/29/26	672,303
	IHS Netherlands Holdco B.V. (B-/B2)(a)(b)
	490,000	7.125		03/18/25	510,825
	400,000	8.000		09/18/27	430,375
	Lukoil International Finance B.V. (BBB/NR)
	1,800,000	4.750		11/02/26	1,982,812
	Lukoil Securities B.V. (BBB/NR)(a)
	1,740,000	3.875		05/06/30	1,795,019
	Metinvest B.V. (B/NR)(b)
	200,000	7.750		04/23/23	212,875
	301,000	7.750	(a)	04/23/23	320,377
	500,000	8.500		04/23/26	557,625
	MV24 Capital B.V. (BB/NR)(a)
	1,457,333	6.748		06/01/34	1,521,091
	NE Property B.V. (BBB/NR)(b)
EUR	980,000	1.750		11/23/24	1,169,717
	2,440,000	3.375		07/14/27	3,106,931
	PPF Telecom Group B.V. (BB+/Ba1)(b)
	1,648,000	2.125		01/31/25	1,964,722
	Prosus NV (BBB-/Baa3)(b)
	$460,000	5.500		07/21/25	522,100
	480,000	3.680		01/21/30	496,200

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Netherlands – (continued)
Prosus NV (BBB-/Baa3)(b) – (continued)
$3,220,000	3.680	%(a)	01/21/30	$3,328,675
1,500,000	4.027	(a)	08/03/50	1,365,000

				21,239,938

Pakistan – 0.6%
The Third Pakistan International Sukuk Co. Ltd. (NR/B3)
2,130,000	5.500		10/13/21	2,145,975
The Third Pakistan International Sukuk Co. Ltd. (B-/B3)
5,200,000	5.625		12/05/22	5,313,750

				7,459,725

Panama – 0.6%
Aeropuerto Internacional de Tocumen SA (BB+/NR)(b)
2,490,000	5.625		05/18/36	2,611,387
198,205	6.000		11/18/48	209,914
Autoridad del Canal de Panama (A-/A2)(a)
380,000	4.950		07/29/35	471,319
Banco Latinoamericano de Comercio Exterior SA (BBB/Baa2)(a)(b)
2,830,000	2.375		09/14/25	2,877,204
Banco Nacional de Panama (BBB/Baa2)(a)(b)
1,990,000	2.500		08/11/30	1,846,720

				8,016,544

Peru – 0.7%
ABY Transmision Sur SA (BBB/NR)(a)
5,000,556	6.875		04/30/43	6,680,430
Corp. Lindley SA (BBB/NR)
815,000	6.750	(a)	11/23/21	827,734
1,780,000	6.750		11/23/21	1,807,813
120,000	4.625	(a)	04/12/23	123,788

				9,439,765

Philippines(b)(h) – 0.1%
SMC Global Power Holdings Corp. (NR/NR)
(-1x 5 year CMT + 9.199%)
960,000	7.000		10/21/49	1,018,037
(-1x5 Year CMT + 6.608%)
210,000	6.500		04/25/49	217,022

				1,235,059

Singapore(b) – 0.0%
Innovate Capital Pte Ltd. (NR/NR)(d)
660,325	6.000		12/11/24	167,848
Trafigura Group Pte Ltd. (NR/NR)(h) (5 Year USD Swap + 6.647%)
470,000	6.875		12/22/49	472,938

				640,786

South Africa – 0.2%
Eskom Holdings SOC Ltd. (CCC+/Caa2)
520,000	6.750		08/06/23	535,600
2,170,000	7.125		02/11/25	2,240,525

				2,776,125

Corporate Obligations – (continued)
Thailand(a)(b) – 0.6%
GC Treasury Center Co. Ltd. (BBB/Baa2)
1,740,000	2.980%		03/18/31	$1,720,269
1,870,000	4.300		03/18/51	1,899,677
PTT Treasury Center Co. Ltd. (BBB+/Baa1)
2,850,000	3.700		07/16/70	2,628,234
PTTEP Treasury Center Co. Ltd. (NR/Baa1)
1,040,000	2.993		01/15/30	1,048,450

				7,296,630

Turkey – 1.6%
Akbank T.A.S. (NR/B2)
570,000	6.800		02/06/26	567,506
Akbank T.A.S. (NR/Caa2)(b)(h) (5 Year USD Swap + 4.029%)
564,000	6.797		04/27/28	519,409
TC Ziraat Bankasi A/S (NR/B2)
500,000	5.125		05/03/22	497,344
770,000	5.125	(a)	09/29/23	752,194
Turkiye Vakiflar Bankasi TAO (NR/B2)
1,090,000	8.125	(a)	03/28/24	1,120,997
860,000	8.125		03/28/24	884,456
900,000	5.250		02/05/25	842,906
1,080,000	5.250	(a)	02/05/25	1,011,488
750,000	6.500	(a)	01/08/26	716,250
Yapi ve Kredi Bankasi A/S (NR/B2)
1,820,000	6.100		03/16/23	1,818,862
200,000	5.850		06/21/24	196,500
4,610,000	8.250	(a)	10/15/24	4,794,400
Yapi ve Kredi Bankasi A/S (NR/Caa2)(a)(b)(h) (5 year CMT + 7.415%)
2,090,000	7.875		01/22/31	2,016,850
Yapi ve Kredi Bankasi A/S (NR/Caa3u)(b)(h) (5 Year USD Swap + 11.245%)
3,930,000	13.875		01/15/49	4,342,650

				20,081,812

United Arab Emirates – 2.4%
Abu Dhabi Crude Oil Pipeline LLC (AA/NR)(a)
7,490,000	4.600		11/02/47	8,454,337
DP World Crescent Ltd. (NR/Baa3)
840,000	4.848		09/26/28	936,600
1,390,000	3.875		07/18/29	1,456,025
1,500,000	3.750	(b)	01/30/30	1,556,250
DP World PLC (NR/Baa3)
1,070,000	5.625		09/25/48	1,253,572
290,000	6.850	(a)	07/02/37	376,547
DP World Salaam (NR/Ba2)(b)(h) (5 Year CMT + 5.750%)
6,350,000	6.000		10/01/49	6,834,187
Galaxy Pipeline Assets Bidco Ltd. (NR/Aa2)(a)
510,000	2.160		03/31/34	494,726
Galaxy Pipeline Assets Bidco Ltd. (NR/Aa2)(a)
580,000	2.625		03/31/36	553,900
500,000	2.940		09/30/40	483,250
NBK Tier 1 Financing 2 Ltd. (NR/Baa3)(a)(b)(h) (6 Year USD Swap + 2.832%)
2,480,000	4.500		08/27/49	2,570,675

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
United Arab Emirates – (continued)
	Sharjah Sukuk Program Ltd. (BBB-/Baa3)
	$1,370,000	4.226%	03/14/28	$1,482,169
	4,900,000	3.234	10/23/29	4,956,656

				31,408,894

United Kingdom – 0.7%
	Gazprom PJSC via Gaz Finance PLC (BB/NR)(a)(b)(h) (5 Year CMT + 4.264%)
	6,010,000	4.599	10/26/49	6,049,441
	Gazprom PJSC Via Gaz Finance PLC (BBB-/Baa2)(a)
	1,780,000	3.250	02/25/30	1,703,237
	Vedanta Resources Finance II PLC (B-/NR)(a)(b)
	770,000	8.950	03/11/25	735,735
	Vedanta Resources Finance II PLC (B-/Caa1)(b)
	260,000	9.250	04/23/26	218,717
	Vedanta Resources Ltd. (B-/Caa1)(b)
	620,000	6.125	08/09/24	498,325

				9,205,455

United States – 0.8%
	Brazil Loan Trust 1 (BB-/NR)(a)(i)
	4,045,679	5.477	07/24/23	4,216,357
	MercadoLibre, Inc. (BB+/Ba1)(b)
	830,000	2.375	01/14/26	819,791
	Sasol Financing USA LLC (BB/Ba2)(b)
	4,800,000	5.875	03/27/24	5,069,880

				10,106,028

Uzbekistan – 0.0%
	National Bank of Uzbekistan (BB-/NR)
	400,000	4.850	10/21/25	409,625

Venezuela(f) – 0.6%
	Petroleos de Venezuela SA (NR/NR)
	138,210,000	6.000	10/28/22	4,837,350
	Petroleos de Venezuela SA (CCC-/NR)
	2,180,000	5.500	04/12/37	95,375
	Petroleos de Venezuela SA (D/NR)
	41,690,000	6.000	05/16/24	1,823,937
	3,387,934	6.000	11/15/26	148,222
	19,170,000	5.375	04/12/27	838,688

				7,743,572

	TOTAL CORPORATE OBLIGATIONS
	(Cost $372,266,048)			$324,255,226

Structured Notes(a)(e) – 0.7%
United Kingdom – 0.3%
	Republic of Egypt (Issuer HSBC Bank PLC) (NR/NR)
EGP	74,375,000	0.000%	12/23/21	$4,308,190

United States – 0.4%
	Republic of Indonesia (Issuer JPMorgan Chase Bank NA) (NR/NR)
	78,475,000	0.000	09/02/21	4,727,597

	TOTAL STRUCTURED NOTES
	(Cost $9,087,342)			$9,035,787

Shares	Dividend Rate	Value

Investment Company(k) – 5.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
70,788,766	0.036%	$70,788,766
(Cost $70,788,766)

TOTAL INVESTMENTS – 92.6%
(Cost $1,275,260,140)		$1,199,161,725

OTHER ASSETS IN EXCESS OF LIABILITIES – 7.4%		96,201,239

NET ASSETS – 100.0%		$1,295,362,964

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2021.

(d)	Pay-in-kind securities.

(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(f)	Security is currently in default and/or non-income producing.

(g)	Actual maturity date is June 28, 2121.

(h)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2021.

(i)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $10,921,973, which represents approximately 0.8% of the Fund’s net assets as of March 31, 2021.

(j)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on March 31, 2021.

(k)	Represents an affiliated issuer.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2021

Security ratings disclosed, if any, are obtained from by S&P’s /Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
DOP	—Dominican Peso
EGP	—Egyptian Pound
EUR	—Euro
GBP	—British Pound
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone

NZD	—New Zealand Dollar
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
CMT	—Constant Maturity Treasury Indexes
EURO	—Euro Offered Rate
JIBAR	—Johannesburg Interbank Agreed Rate
KWCDC	—South Korean Won Certificate of Deposit
LLC	—Limited Liability Company
MTN	—Medium Term Note
NR	—Not Rated
PLC	—Public Limited Company
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2021, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
JPMorgan Securities, Inc.	AUD	2,148,808	USD	1,632,104	06/16/21	$567
	BRL	3,136,686	USD	554,459	04/05/21	2,636
	BRL	12,277,357	USD	2,119,142	05/04/21	57,527
	CAD	8,478,688	USD	6,699,405	06/16/21	48,067
	CHF	3,555,977	EUR	3,200,100	06/16/21	11,406
	CLP	3,444,415,860	USD	4,720,379	05/17/21	62,090
	CNH	8,661,547	USD	1,309,637	06/16/21	2,082
	COP	23,524,632,233	USD	6,322,840	04/05/21	101,232
	COP	2,050,091,145	USD	548,079	04/27/21	11,588
	EUR	1,109,331	AUD	1,713,566	06/16/21	1,076
	EUR	3,361,518	CHF	3,713,826	06/16/21	10,836
	EUR	2,131,968	SEK	21,710,115	04/06/21	14,466
	EUR	1,187,545	USD	1,392,495	04/30/21	1,006
	GBP	1,274,868	CHF	1,633,450	06/16/21	26,041
	GBP	931,531	JPY	141,839,497	06/16/21	2,573
	GBP	951,425	USD	1,311,547	06/16/21	401
	IDR	185,579,705,575	USD	12,735,363	04/05/21	7,058
	IDR	8,382,899,884	USD	571,470	05/10/21	689
	ILS	11,861,049	USD	3,546,196	04/16/21	2,107
	INR	279,733,632	USD	3,789,476	04/27/21	14,972
	KRW	15,543,071,488	USD	13,726,557	04/05/21	43,170
	KRW	12,042,743,027	USD	10,651,471	06/15/21	27,891

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
JPMorgan Securities, Inc. (continued)	MXN	457,078,804	USD	21,565,168	06/16/21	$608,713
	NOK	32,554,107	USD	3,791,950	06/16/21	13,987
	RUB	142,259,870	USD	1,871,725	04/02/21	9,363
	SGD	7,377,252	USD	5,474,200	04/06/21	9,756
	SGD	6,804,729	USD	5,056,045	06/16/21	701
	USD	4,433,259	AUD	5,821,745	04/16/21	10,914
	USD	1,438,479	AUD	1,890,769	06/16/21	1,867
	USD	14,534,790	CHF	13,462,898	06/16/21	260,372
	USD	1,048,280	CNH	6,798,094	05/20/21	16,718
	USD	6,813,502	CNH	44,839,294	06/16/21	22,966
	USD	3,810,464	COP	13,807,869,177	04/05/21	39,830
	USD	3,533,314	COP	12,682,339,399	04/27/21	71,080
	USD	19,376,759	EUR	16,119,738	04/01/21	472,749
	USD	238,285,841	EUR	196,433,994	04/09/21	7,884,739
	USD	24,528,188	EUR	20,805,042	04/30/21	114,926
	USD	9,210,529	EUR	7,702,646	06/16/21	162,805
	USD	4,377,665	GBP	3,149,629	06/16/21	34,549
	USD	8,433,007	IDR	121,252,113,008	04/05/21	107,498
	USD	5,090,098	IDR	74,709,357,623	07/01/21	26,404
	USD	3,748,500	ILS	12,391,791	04/16/21	41,423
	USD	4,445,657	ILS	14,684,929	04/22/21	52,310
	USD	12,713,141	INR	928,092,481	04/05/21	44,235
	USD	11,399,495	JPY	1,242,334,053	06/10/21	172,026
	USD	11,478,990	JPY	1,247,103,255	06/16/21	207,705
	USD	16,255,391	KRW	18,023,779,292	04/05/21	287,987
	USD	5,975,695	NOK	50,810,143	06/16/21	35,422
	USD	4,274,217	NZD	6,059,182	06/16/21	43,283
	USD	13,903,173	PLN	53,689,621	06/02/21	313,518
	USD	8,990,251	RUB	663,185,907	04/02/21	221,007
	USD	2,379,393	RUB	175,551,601	04/15/21	61,344
	USD	621,342	RUB	46,306,153	05/19/21	12,259
	USD	10,103,482	SEK	86,250,704	06/16/21	220,473
	USD	11,629,992	SGD	15,614,224	04/06/21	22,999
	USD	7,761,527	SGD	10,435,373	05/05/21	5,451
	USD	8,973,629	TRY	65,994,844	04/08/21	1,029,148
	USD	4,046,892	TRY	31,238,479	04/19/21	318,452
	USD	550,567	TRY	4,552,859	04/29/21	11,344
	USD	538,024	TRY	4,054,008	05/03/21	59,128
	USD	4,918,781	TRY	38,898,363	05/25/21	384,496
	USD	668,808	TRY	5,629,359	06/16/21	21,753
	USD	2,610,693	TWD	72,789,809	04/08/21	50,945
	USD	4,130,806	TWD	116,777,881	04/12/21	22,616
	USD	4,157,513	TWD	117,532,898	04/19/21	20,038
	USD	1,627,068	ZAR	24,253,548	06/17/21	818
	ZAR	96,614,196	USD	6,336,105	05/25/21	160,180
	ZAR	55,081,847	USD	3,632,678	06/17/21	60,672

TOTAL						$14,200,450

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
JPMorgan Securities, Inc.	AUD	5,308,934	USD	4,134,094	06/16/21	$(100,351)
	BRL	9,140,671	USD	1,655,997	04/05/21	(32,557)
	CAD	8,315,938	USD	6,668,566	06/16/21	(50,615)
	CHF	2,628,053	EUR	2,376,008	06/16/21	(4,452)
	CHF	7,827,184	USD	8,448,661	06/16/21	(149,667)
	CLP	538,473,282	USD	748,711	05/17/21	(1,057)
	CNH	80,093,601	USD	12,208,535	06/16/21	(79,029)
	COP	4,091,106,121	USD	1,133,690	04/05/21	(16,496)
	COP	23,426,155,230	USD	6,507,760	04/27/21	(112,501)
	EUR	1,110,368	CAD	1,647,586	06/16/21	(6,909)
	EUR	2,131,660	CHF	2,367,037	06/16/21	(5,817)
	EUR	1,252,050	GBP	1,075,567	06/16/21	(12,442)
	EUR	1,579,859	NOK	16,213,429	06/16/21	(39,788)
	EUR	2,117,027	SEK	21,710,115	06/16/21	(932)
	EUR	16,119,739	USD	19,204,235	04/01/21	(300,225)
	EUR	30,755,718	USD	36,571,959	04/09/21	(498,003)
	EUR	2,371,880	USD	2,791,406	04/30/21	(8,171)
	EUR	47,014,486	USD	56,698,322	06/16/21	(1,473,920)
	GBP	942,859	USD	1,303,088	06/16/21	(2,952)
	IDR	185,579,705,575	USD	12,853,822	04/05/21	(111,401)
	IDR	33,340,757,353	USD	2,307,253	04/12/21	(22,150)
	IDR	51,862,795,219	USD	3,560,293	05/03/21	(16,882)
	IDR	28,310,590,862	USD	1,989,888	05/10/21	(57,600)
	ILS	3,971,257	USD	1,195,257	06/16/21	(6,064)
	INR	1,166,657,677	USD	16,001,355	04/05/21	(75,917)
	JPY	1,242,332,689	USD	11,396,658	06/10/21	(169,201)
	JPY	1,158,709,561	USD	10,638,513	06/16/21	(166,127)
	KRW	4,136,171,888	USD	3,678,116	04/05/21	(13,849)
	MXN	25,953,035	USD	1,261,818	06/16/21	(2,780)
	NOK	22,215,038	EUR	2,216,471	06/16/21	(6,337)
	NOK	61,432,265	USD	7,227,477	06/16/21	(45,360)
	NZD	2,033,969	USD	1,458,307	06/10/21	(38,027)
	NZD	5,089,004	USD	3,632,761	06/16/21	(79,272)
	PLN	54,535,631	USD	14,188,342	06/16/21	(383,114)
	RUB	520,926,038	USD	7,037,499	04/02/21	(149,344)
	RUB	11,389,679	USD	150,520	04/15/21	(126)
	RUB	268,815,830	USD	3,616,665	05/19/21	(80,824)
	RUB	113,003,990	USD	1,463,782	10/01/21	(3,827)
	SEK	11,399,034	NOK	11,223,388	06/16/21	(5,985)
	SEK	23,538,301	USD	2,751,219	06/16/21	(54,091)
	SGD	8,236,972	USD	6,130,530	04/06/21	(7,493)
	SGD	1,479,579	USD	1,100,529	05/05/21	(834)
	TRY	65,994,845	USD	8,931,038	04/08/21	(986,557)
	TRY	16,615,219	USD	2,236,414	04/19/21	(253,321)
	TRY	13,362,650	USD	1,742,163	05/25/21	(184,511)
	TRY	45,634,681	USD	5,823,116	06/16/21	(577,730)
	TWD	223,254,752	USD	8,067,347	04/08/21	(216,307)
	TWD	38,480,511	USD	1,363,445	04/12/21	(9,719)
	TWD	277,727,020	USD	9,974,824	04/19/21	(198,083)
	USD	2,122,091	BRL	12,277,357	04/05/21	(58,443)
	USD	7,118,358	CAD	8,979,072	06/16/21	(27,327)
	USD	2,959,954	CLP	2,168,114,892	05/17/21	(50,410)

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
JPMorgan Securities, Inc. (continued)	USD	3,694,996	COP	13,807,869,177	04/05/21	$(75,636)
	USD	2,044,417	COP	7,570,250,975	04/27/21	(22,235)
	USD	17,146,801	IDR	249,907,298,142	04/05/21	(12,533)
	USD	549,566	IDR	8,045,651,364	04/12/21	(1,865)
	USD	3,240,734	INR	238,565,196	04/05/21	(15,796)
	USD	2,781,801	INR	205,964,519	04/27/21	(19,369)
	USD	1,375,391	KRW	1,559,088,551	04/05/21	(5,817)
	USD	8,100,241	KRW	9,165,260,635	06/15/21	(27,404)
	USD	9,470,878	MXN	197,851,345	05/19/21	(156,039)
	USD	11,042,951	MXN	233,198,717	06/16/21	(270,026)
	USD	2,726,075	NZD	3,909,753	06/16/21	(3,981)
	USD	2,301,988	TRY	19,546,837	04/19/21	(31,006)
	USD	7,291,317	TRY	61,929,649	04/26/21	(60,348)
	USD	945,299	TRY	8,344,628	05/24/21	(27,998)
	USD	5,292,851	TRY	47,072,152	06/16/21	(117,762)
	USD	5,377,355	TWD	153,623,768	04/08/21	(25,022)
	USD	2,391,265	TWD	68,055,389	05/03/21	(7,692)
	USD	2,621,700	TWD	74,351,399	05/07/21	(270)
	USD	1,692,303	ZAR	25,696,515	05/25/21	(35,517)
	USD	7,875,739	ZAR	121,265,146	06/17/21	(255,335)
	ZAR	33,093,207	USD	2,233,105	06/17/21	(14,137)

TOTAL						$(8,140,685)

FUTURES CONTRACTS — At March 31, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Ultra 10 Year U.S. Treasury Notes	87	06/21/21	$12,500,812	$(164,645)
Ultra Long U.S. Treasury Bonds	212	06/21/21	38,418,375	(1,139,690)
2 Year U.S. Treasury Notes	368	06/30/21	81,227,375	(51,772)
5 Year U.S. Treasury Notes	1,011	06/30/21	124,755,821	(1,180,725)
10 Year U.S. Treasury Notes	832	06/21/21	108,940,000	(1,445,351)
20 Year U.S. Treasury Bonds	181	06/21/21	27,981,469	(1,016,579)

TOTAL FUTURES CONTRACTS				$(4,998,762)

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2021, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(a)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
6M EURO(b)	(0.500)%(c)	06/16/23	EUR	35,750	$(10,901)	$(33,554)	$22,653
6M WIBOR(b)	0.345(c)	06/16/23	PLN	16,745	(21,141)	(18,360)	(2,781)
6M WIBOR(b)	0.750(c)	12/16/25		48,880	(247,864)	(9,748)	(238,116)
5.800(d)	1M BID Average(d)	01/02/23	BRL	130,700	154,261	135,485	18,776
6.320(d)	1M BID Average(d)	01/02/25		150,928	1,045,339	(487,240)	1,532,579
1M BID Average(d)	3.390(d)	01/03/22		173,620	(220,535)	—	(220,535)
1.000(e)	3M KWCDC(e)	06/16/23	KRW	133,013,300	335,609	444,304	(108,695)
1M BID Average(d)	4.120%(d)	01/03/22	BRL	72,125	178,486	250,313	(71,827)
1M BID Average(d)	4.230(d)	01/02/23		50,105	(204,849)	(488,357)	283,508
Mexico IB TIIE 28D(d)	4.700(d)	06/14/23	MXN	56,855	(1,271)	(79,384)	78,113
1M BID Average(d)	4.930(d)	01/02/24	BRL	34,105	(220,755)	(7,052)	(213,703)
3M JIBAR(e)	6.250(e)	06/17/26	ZAR	146,265	21,894	(3,426)	25,320
2.750%(e)	6M CNY(e)	06/16/23	CNY	43,080	(16,468)	(2,180)	(14,288)
(0.250)(c)	6M EURO(b)	06/16/28	EUR	24,590	246,595	214,141	32,454
(0.250)(c)	6M EURO(b)	06/16/26		48,600	(116,722)	(100,754)	(15,968)
(0.500)(c)	6M EURO(b)	06/16/24		21,460	49,648	67,190	(17,542)
0.000(c)	6M EURO(b)	06/16/31		22,460	235,511	139,812	95,699
0.000(c)	6M EURO(b)	06/16/51		810	135,092	110,889	24,203
0.000(c)	6M EURO(b)	06/16/36		830	53,203	43,335	9,868
0.250(c)	6M EURO(b)	06/16/41		3,230	171,084	109,027	62,057
0.250(f)	6M WIBOR(e)	12/16/21	PLN	243,090	(44,228)	(8,639)	(35,589)
6.400(d)	Mexico IB TIIE 28D(d)	06/04/31	MXN	448,355	862,366	63,211	799,155

TOTAL					$2,384,354	$339,013	$2,045,341

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2021.
(b)	Payments made semi-annually.
(c)	Payments made annually.
(d)	Payments made at monthly.
(e)	Payments made quarterly.
(f)	Payments made at termination date.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/ Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2021(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
People’s Republic of China, 7.500%, 10/28/27	(1.000)%	0.063%	Barclays Bank PLC	06/20/21	$7,030	$(17,154)	$1,677	$(18,831)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.063	BofA Securities LLC	06/20/21	8,370	(20,425)	4,302	(24,727)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.063	Citibank NA	06/20/21	48,730	(118,919)	15,402	(134,321)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.063	Deutsche Bank AG (London)	06/20/21	28,030	(68,183)	4,777	(72,960)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.071	Deutsche Bank AG (London)	12/20/21	15,570	(111,168)	8,353	(119,521)

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS (continued)

Reference Obligation/ Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2021(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
People’s Republic of China, 7.500%, 10/28/27	(1.000) %	0.063%	JPMorgan Securities, Inc.	06/20/21	$19,180	$(46,807)	$3,275	$(50,082)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.083	JPMorgan Securities, Inc.	06/20/22	2,820	(32,876)	(7,528)	(25,348)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.063	UBS AG (London)	06/20/21	18,520	(45,195)	3,746	(48,941)
Protection Sold:
Ukraine Government, 7.375%, 09/25/32	5.000	4.192	Barclays Bank PLC	06/20/25	520	$16,971	$(20,004)	$36,975
Republic of Colombia, 10.375%, 01/28/33	1.000	0.501	Citibank NA	12/20/22	3,940	30,599	—	30,599
Ukraine Government, 7.375%, 09/25/32	5.000	3.846	Deutsche Bank AG (London)	12/20/23	3,820	119,683	(182,700)	302,383
Republic of Colombia, 10.375%, 01/28/33	1.000	0.501	JPMorgan Securities, Inc.	12/20/22	3,600	27,957	572	27,385

TOTAL						$(265,517)	$(168,128)	$(97,389)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2021(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
Argentine Republic, 1.000%, 07/09/29	5.000%	17.523%	12/20/25	$560	$(213,728)	$(111,696)	$(102,032)
ICE CD CXPEM	1.000	1.855	06/20/26	28,520	(1,183,132)	(950,533)	(232,599)
Federative Republic of Brazil, 4.250%, 01/07/25	1.000	1.781	12/20/24	13,220	(375,754)	(98,888)	(276,866)
ICE CD ITXEB	1.000	0.642	06/20/26	30,890	569,310	548,578	20,732
Kingdom of Saudi Arabia, 2.375%, 10/26/21	1.000	0.380	06/20/24	17,110	352,484	54,135	298,349
Kingdom of Saudi Arabia, 2.375%, 10/26/21	1.000	0.633	12/20/25	2,310	40,105	83	40,022
Republic of Abu Dhabi, 3.125%, 08/03/26	1.000	0.350	12/20/24	4,140	103,593	84,439	19,154
Republic of Chile, 3.875%, 08/05/20	1.000	0.317	06/20/24	2,020	45,672	39,837	5,835
Republic of Chile, 3.875%, 08/05/20	1.000	0.391	12/20/24	12,630	291,780	237,040	54,740
Republic of Colombia, 10.375%, 01/28/33	1.000	0.748	12/20/23	29,500	203,406	(252,598)	456,004
Republic of Colombia, 10.375%, 01/28/33	1.000	0.832	06/20/24	2,730	14,530	(1,051)	15,581
Republic of Indonesia, 5.875%, 03/13/20	1.000	0.803	12/20/25	22,960	215,947	113,992	101,955

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (continued)

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2021(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Republic of Panama, 8.875%, 09/30/27	1.000%	0.748%	12/20/25	$1,000	$12,195	$3,722	$8,473
Republic of Peru, 8.750%, 11/21/33	1.000	0.509	06/20/24	16,310	269,079	192,791	76,288
Republic of Peru, 8.750%, 11/21/33	1.000	0.597	12/20/24	11,830	183,469	123,362	60,107
Republic of the Philippines, 10.625%, 03/16/25	1.000	0.232	12/20/23	9,460	204,968	7,309	197,659
Republic of the Philippines, 10.625%, 03/16/25	1.000	0.319	12/20/24	2,270	58,782	(15,755)	74,537
Republic of Turkey, 11.875%, 01/15/30	1.000	4.742	06/20/26	7,030	(1,156,886)	(1,189,111)	32,225
Russian Federation, 7.500%, 03/31/30	1.000	0.841	12/20/24	26,630	163,542	(553,592)	717,134
Russian Federation, 7.500%, 03/31/30	1.000	0.907	06/20/25	630	2,488	(2,453)	4,941
State of Qatar, 9.750%, 06/15/30	1.000	0.294	06/20/24	5,830	138,015	79,821	58,194
State of Qatar, 9.750%, 06/15/30	1.000	0.345	12/20/24	13,450	337,050	(159,012)	496,062

TOTAL					$276,915	$(1,849,580)	$2,126,495

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At March 31, 2021, the Fund had the following purchased and written options:

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
Call USD/Put RUB	JPMorgan Securities, Inc.	79.100%	04/01/2021	11,117,000	$11,117,000	$11	$17,398	$(17,387)
Call AUD/Put USD	UBS AG (London)	0.770	04/14/2021	20,521,000	20,521,000	35,070	51,514	(16,444)
Call EUR/Put USD	HSBC Bank PLC	1.190	04/28/2021	46,846,000	46,846,000	98,007	187,303	(89,296)

				78,484,000	$78,484,000	$133,088	$256,215	$(123,127)

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY (continued)

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Puts
Put USD/Call SGD	Deutsche Bank AG (London)	1.334%	04/01/2021	27,690,000	$27,690,000	$28	$32,425	$(32,397)
Put USD/Call SGD	UBS AG (London)	1.335	04/01/2021	11,032,000	11,032,000	11	17,728	(17,717)
Put USD/Call RUB	Deutsche Bank AG (London)	71.700	04/01/2021	27,485,000	27,485,000	27	148,886	(148,859)
Put USD/Call KRW	HSBC Bank PLC	1,110.000	04/01/2021	11,117,000	11,117,000	11	52,728	(52,717)
Put USD/Call TRY	JPMorgan Securities, Inc.	6.950	04/07/2021	22,230,000	22,230,000	23	183,798	(183,775)
Put USD/Call RUB	JPMorgan Securities, Inc.	72.250	04/14/2021	5,478,000	5,478,000	2,416	42,698	(40,282)
Put USD/Call TWD	BNP Paribas SA	28.200	04/28/2021	5,224,000	5,224,000	14,245	12,939	1,306
Put USD/Call SGD	Deutsche Bank AG (London)	1.335	05/03/2021	25,991,000	25,991,000	59,650	67,395	(7,745)
Put USD/Call TWD	Citibank NA	28.150	05/05/2021	5,198,000	5,198,000	16,134	17,616	(1,482)
Put USD/Call TRY	MS & Co. Int. PLC	7.100	05/24/2021	5,567,000	5,567,000	1,781	69,114	(67,333)

				147,012,000	$147,012,000	$94,326	$645,327	$(551,001)

Total purchased option contracts				225,496,000	$225,496,000	$227,414	$901,542	$(674,128)
Calls
Call USD/Put ILS	BNP Paribas SA	3.370%	04/20/2021	(5,538,000)	$(5,538,000)	$(19,428)	$(10,301)	$(9,127)
Call USD/Put TWD	BNP Paribas SA	28.800	04/28/2021	(5,224,000)	(5,224,000)	(9,659)	(12,391)	2,732
Call USD/Put TWD	Citibank NA	28.700	05/05/2021	(5,198,000)	(5,198,000)	(13,847)	(13,400)	(447)
Call USD/Put TRY	Credit Suisse International (London)	8.000	04/16/2021	(5,591,000)	(5,591,000)	(287,176)	(27,759)	(259,417)
Call USD/Put RUB	Deutsche Bank AG (London)	79.100	04/01/2021	(11,117,000)	(11,117,000)	(11)	(43,201)	43,190
Call USD/Put KRW	HSBC Bank PLC	1,150.000	04/01/2021	(11,117,000)	(11,117,000)	(11)	(27,003)	26,992
Call USD/Put RUB	JPMorgan Securities, Inc.	77.900	04/14/2021	(5,478,000)	(5,478,000)	(21,047)	(22,183)	1,136
Call USD/Put CNH	JPMorgan Securities, Inc.	6.620	05/17/2021	(5,591,000)	(5,591,000)	(27,368)	(24,444)	(2,924)
Call USD/Put TRY	MS & Co. Int. PLC	8.320	04/30/2021	(5,584,000)	(5,584,000)	(232,668)	(43,376)	(189,292)
Call USD/Put TRY	MS & Co. Int. PLC	7.900	05/24/2021	(5,567,000)	(5,567,000)	(497,128)	(77,159)	(419,969)

				(66,005,000)	$(66,005,000)	$(1,108,343)	$(301,217)	$(807,126)
Puts – 0.0%
Put USD/Call RUB	JPMorgan Securities, Inc.	72.350	09/30/2021	(5,198,000)	(5,198,000)	(67,891)	(72,018)	4,127

Total written option contracts				(71,203,000)	$(71,203,000)	$(1,176,234)	$(373,235)	$(802,999)

Abbreviations:
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
1M BID Avg	—1 month Brazilian Interbank Deposit Average
BofA Securities LLC	—Bank of America Securities LLC
Mexico IB TIIE 28D	—Mexico Interbank TIIE 28 Days

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments

March 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(a)(b) – 1.3%

Chemicals(c) – 0.1%
Polar US Borrower LLC (B-/B2) (1M LIBOR + 4.750%)
$3,233,461	4.857%		10/15/25	$3,209,210

Commercial Services – 0.1%
Travelport Finance (Luxembourg) S.a.r.l. (B-/B3) (3M LIBOR + 5.000%)
2,132,206	1.500		02/28/25	2,168,624

Consumer Cyclical Services – 0.1%
Prime Security Services Borrower LLC (BB-/Ba3) (3M LIBOR + 2.750%)
1,713,211	3.500		09/23/26	1,705,176

Healthcare Providers & Services – 0.1%
RegionalCare Hospital Partners Holdings, Inc. (B/B1) (1M LIBOR + 3.750%)
1,653,293	3.859		11/16/25	1,648,564

Machinery-Diversified – 0.2%
Titan Acquisition Ltd. (B-/B2)(6M LIBOR + 3.000%)
3,386,442	3.267		03/28/25	3,313,058

Packaging – 0.1%
Charter NEX US, Inc. (B/B2) (1M LIBOR + 4.250%)
1,920,963	5.000		12/01/27	1,923,364

Software – 0.4%
CentralSquare Technologies LLC (CCC+/Caa1) (3M LIBOR + 3.750%)
2,060,793	3.949		08/29/25	1,965,852
Mitchell International, Inc. (B-/B2)
(1M LIBOR + 3.250%)
2,071,013	3.359		11/29/24	2,035,930
(1M LIBOR + 4.250%)
1,791,000	4.750		11/29/24	1,792,343
The Dun & Bradstreet Corp. (B+/B1) (1M LIBOR + 3.250%)
2,903,099	3.359		02/06/26	2,884,955

				8,679,080

Technology – 0.1%
Banff Merger Sub, Inc. (B-/B2) (1M LIBOR + 2.750%)
1,632,570	3.859		10/02/25	1,624,407

Telecommunication Services – 0.1%
Altice France SA (B/B2) (1M LIBOR + 3.688%)
1,955,445	3.794		01/31/26	1,935,480
Intelsat Jackson Holdings SA (NR/NR) (3M LIBOR + 5.500%)
39,912	6.500		07/13/22	40,331

				1,975,811

TOTAL BANK LOANS
(Cost $25,465,175)				26,247,294

Corporate Obligations – 91.0%
Advertising(d) – 0.4%
Lamar Media Corp. (BB-/B1)
1,439,000	3.625		01/15/31	1,385,038
Outfront Media Capital LLC/Outfront Media Capital Corp. (B+/ B2)
1,073,000	6.250		06/15/25	1,136,039
1,609,000	4.250		01/15/29	1,546,651
2,829,000	4.625		03/15/30	2,722,912
Terrier Media Buyer, Inc. (CCC+/Caa1)
888,000	8.875		12/15/27	954,600

				7,745,240

Aerospace & Defense – 2.0%
BWX Technologies, Inc. (BB/Ba3)
2,260,000	4.125		04/15/29	2,291,075
Howmet Aerospace, Inc. (BB+/Ba3)
1,257,000	6.875		05/01/25	1,456,549
Moog, Inc. (BB/Ba3)(d)
3,004,000	4.250		12/15/27	3,064,080
Spirit AeroSystems, Inc. (B/B2)(d)
2,754,000	7.500		04/15/25	2,960,550
Spirit AeroSystems, Inc. (BB-/Ba2)(d)
1,014,000	5.500		01/15/25	1,068,502
TransDigm UK Holdings PLC (B-/B3)
220,000	6.875		05/15/26	231,275
TransDigm, Inc. (B+/Ba3)(d)
1,290,000	8.000		12/15/25	1,402,875
TransDigm, Inc. (B-/B3)
6,716,000	6.500		05/15/25	6,858,715
3,492,000	6.375		06/15/26	3,609,855
1,200,000	7.500		03/15/27	1,282,500
8,988,000	5.500		11/15/27	9,291,345
3,570,000	4.625	(d)	01/15/29	3,507,525
Triumph Group, Inc. (B-/B2)(d)
870,000	8.875		06/01/24	973,313
Triumph Group, Inc. (CCC-/Ca)
219,000	7.750		08/15/25	220,916
Triumph Group, Inc. (CCC-/Caa2)(d)
3,511,000	6.250		09/15/24	3,563,665

				41,782,740

Airlines – 0.8%
American Airlines Inc/AAdvantage Loyalty IP Ltd. (NR/Ba2)(d)
730,000	5.500		04/20/26	758,288
968,000	5.750		04/20/29	1,030,920
Delta Air Lines, Inc. (B+/Baa3)
3,511,000	2.900		10/28/24	3,502,222
3,731,000	7.375		01/15/26	4,374,597
Delta Air Lines, Inc. (BB+/Baa2)(d)
1,812,000	7.000		05/01/25	2,086,065
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd. (NR/Ba3)(d)
2,487,223	5.750		01/20/26	2,633,347
United Airlines Holdings, Inc. (B/Ba3)
1,853,000	4.250		10/01/22	1,885,428

				16,270,867

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Apparel(d) – 0.0%
	Levi Strauss & Co. (BB+/Ba2)
	$619,000	3.500%		03/01/31	$597,335

Automotive – 4.7%
	Adient Global Holdings Ltd. (B/B3)(d)
	2,951,000	4.875		08/15/26	3,039,530
	Adient US LLC (B+/Ba3)(d)
	31,000	7.000		05/15/26	33,131
	Allison Transmission, Inc. (NR/Ba3)(d)
	1,709,000	3.750		01/30/31	1,653,458
	American Axle & Manufacturing, Inc. (B/B2)
	7,618,000	6.250		04/01/25	7,846,540
	224,000	6.250		03/15/26	229,320
	224,000	6.500	(e)	04/01/27	231,840
	1,731,000	6.875	(e)	07/01/28	1,817,550
	Clarios Global LP/Clarios US Finance Co. (B/B1)
EUR	836,000	4.375		05/15/26	1,014,690
	Clarios Global LP/Clarios US Finance Co. (CCC+/Caa1)(d)
	$7,998,000	8.500		05/15/27	8,607,848
	Dana Financing Luxembourg S.a.r.l. (BB/B2)(d)
	2,380,000	5.750		04/15/25	2,454,375
	Dana, Inc. (BB/B2)
	4,243,000	5.375		11/15/27	4,444,543
	Dealer Tire LLC/DT Issuer LLC (CCC/Caa1)(d)
	4,509,000	8.000		02/01/28	4,756,995
	Ford Motor Co. (BB+/Ba2)
	4,704,000	9.000		04/22/25	5,686,981
	3,115,000	0.000	(f)	03/15/26	3,146,150
	7,341,000	4.750		01/15/43	7,373,645
	Ford Motor Credit Co. LLC (BB+/Ba2)
	2,332,000	3.813		10/12/21	2,361,180
	4,000,000	4.140		02/15/23	4,134,460
	3,091,000	4.375		08/06/23	3,233,674
	1,837,000	3.810		01/09/24	1,898,609
	1,350,000	4.687		06/09/25	1,430,395
	4,681,000	5.125		06/16/25	5,049,446
	3,020,000	3.375		11/13/25	3,070,051
	2,350,000	4.125		08/17/27	2,406,738
	2,010,000	2.900		02/16/28	1,928,187
	2,380,000	4.000		11/13/30	2,351,266
	IHO Verwaltungs GmbH (BB-/Ba2)(d)(g)
	(PIK 5.500%, Cash 4.750%)
	2,695,000	4.750		09/15/26	2,656,940
	(PIK 6.750%, Cash 6.000%)
	900,000	6.000		05/15/27	942,750
	(PIK 7.125%, Cash 6.375%)
	2,985,000	6.375		05/15/29	3,249,919
	Real Hero Merger Sub 2, Inc. (CCC/Caa2)(d)
	961,000	6.250		02/01/29	989,830
	Tenneco, Inc. (B/Ba3)(d)
	3,755,000	5.125		04/15/29	3,698,675
	Tesla, Inc. (BB/B1)(d)
	2,507,000	5.300		08/15/25	2,597,879
	The Goodyear Tire & Rubber Co. (B+/B2)
	1,907,000	9.500		05/31/25	2,128,689

					96,465,284

Corporate Obligations – (continued)
Banks – 2.5%
	Barclays PLC (B+/Ba2)(b)(5 Year CMT + 5.672%)
	6,125,000	8.000		12/31/99	6,814,062
	Citigroup, Inc. (BB+/Ba1)(b)
	(3M USD LIBOR + 3.423%)
	5,974,000	6.300		12/29/49	6,324,973
	(5 Year CMT + 3.597%)
	931,000	4.000		12/31/99	939,146
	Credit Suisse Group AG (BB/NR)(b)(5 Year USD Swap + 3.455%)
	1,129,000	6.250		12/29/49	1,205,208
	Credit Suisse Group AG (BB-/Ba1u)(b)(d)
	(5 Year CMT + 3.554%)
	900,000	4.500		12/31/99	837,340
	(5 Year CMT + 4.889%)
	1,075,000	5.250		12/31/99	1,085,750
	Deutsche Bank AG (BB+/Ba2)(b)
	(5 Year USD ICE Swap + 2.553%)
	3,935,000	4.875		12/01/32	4,190,775
	(SOFR + 2.757%)
	2,225,000	3.729		01/14/32	2,145,888
	Deutsche Bank AG (BB-/B1)(b)(5 Year CMT + 4.524%)
	1,800,000	6.000		12/31/99	1,818,000
	Freedom Mortgage Corp. (B/B2)(d)
	4,706,000	7.625		05/01/26	4,929,535
	HSBC Holdings PLC (NR/Baa3)(b)(5 Year CMT + 3.649%)
	2,110,000	4.600		12/31/99	2,086,220
	Intesa Sanpaolo SpA (BB+/Ba1)(d)
	2,350,000	5.017		06/26/24	2,555,625
	3,120,000	5.710		01/15/26	3,490,500
	Natwest Group PLC (BB-/Ba2)(b) (3M USD LIBOR + 2.320%)
	2,200,000	2.574		12/31/99	2,180,750
	Standard Chartered PLC (BB-/Ba1)(b) (d)(5 Year CMT + 3.805%)
	2,610,000	4.750		12/31/99	2,606,740
	The Bank of New York Mellon Corp. (BBB/Baa1)(b)(5 Year CMT + 4.358%)
	1,190,000	4.700		12/31/99	1,289,865
	UBS Group AG (BB/Ba1u)(b) (d)(5 Year USD Swap + 4.344%)
	4,000,000	7.000		12/31/99	4,385,000
	UniCredit SpA (BB+/Baa3)(b) (d)(5 Year CMT + 4.750%)
	3,415,000	5.459		06/30/35	3,621,631

					52,507,008

Building Materials(d) – 1.7%
	Builders FirstSource, Inc. (BB+/Ba2)
	6,133,000	6.750		06/01/27	6,592,975
	Cornerstone Building Brands, Inc. (B-/B3)
	328,000	6.125		01/15/29	346,450
	CP Atlas Buyer, Inc. (CCC/Caa2)
	2,302,000	7.000		12/01/28	2,405,590
	JELD-WEN, Inc. (BB-/B2)
	3,638,000	4.625		12/15/25	3,683,475
	4,116,000	4.875		12/15/27	4,239,480
	Masonite International Corp. (BB+/Ba3)
	2,609,000	5.375		02/01/28	2,759,018
	SRM Escrow Issuer LLC (B+/B1)
	3,704,000	6.000		11/01/28	3,861,420

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Building Materials(d) – (continued)
	Standard Industries, Inc. (BBB-/Ba2)
	$2,946,000	4.375%		07/15/30	$2,967,417
	4,105,000	5.000		02/15/27	4,266,901
	Summit Materials LLC/Summit Materials Finance Corp. (BB/B2)
	2,166,000	6.500		03/15/27	2,285,130
	1,419,000	5.250		01/15/29	1,477,534

					34,885,390

Chemicals – 3.2%
	Ashland Services B.V. (BB+/Ba1)(d)
EUR	825,000	2.000		01/30/28	959,787
	Axalta Coating Systems LLC (BB-/B1)(d)
	$4,775,000	3.375		02/15/29	4,655,625
	Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B B.V. (BB-/B1)(d)
	860,000	4.750		06/15/27	890,100
	Hexion, Inc. (CCC+/B3)(d)
	1,656,000	7.875		07/15/27	1,776,060
	Illuminate Buyer LLC/Illuminate Holdings IV, Inc. (B-/Caa1)(d)
	1,060,000	9.000		07/01/28	1,187,200
	Ingevity Corp. (NR/Ba3)(d)
	4,223,000	4.500		02/01/26	4,281,066
	551,000	3.875		11/01/28	533,093
	Kraton Polymers LLC/Kraton Polymers Capital Corp. (BB-/B2)(d)
	1,244,000	4.250		12/15/25	1,247,110
	Methanex Corp. (BB/Ba1)
	4,316,000	5.125		10/15/27	4,413,110
	2,560,000	5.250		12/15/29	2,640,000
	Minerals Technologies, Inc. (BB-/Ba3)(d)
	3,421,000	5.000		07/01/28	3,510,801
	Nouryon Holding B.V. (B-/Caa1)(d)
	3,150,000	8.000		10/01/26	3,335,063
	OCI NV (BB/Ba3)(d)
	1,500,000	5.250		11/01/24	1,552,500
	3,025,000	4.625		10/15/25	3,119,531
	PQ Corp. (B/B3)(d)
	5,340,000	5.750		12/15/25	5,486,850
	SPCM SA (BB+/Ba1)(d)
	3,180,000	4.875		09/15/25	3,263,475
	The Chemours Co. (B/B1)
	263,000	5.375	(e)	05/15/27	277,136
	2,565,000	5.750	(d)	11/15/28	2,693,250
	Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. (B-/B2)(d)
	3,325,000	5.125		04/01/29	3,408,125
	Tronox, Inc. (B/B3)(d)
	5,072,000	4.625		03/15/29	5,072,000
	Tronox, Inc. (B+/Ba3)(d)
	2,048,000	6.500		05/01/25	2,196,480
	Valvoline, Inc. (BB-/Ba3)(d)
	1,946,000	3.625		06/15/31	1,882,755
	WR Grace & Co-Conn (BB-/B1)(d)
	6,718,000	5.625		10/01/24	7,389,800
	993,000	4.875		06/15/27	1,027,755

					66,798,672

Corporate Obligations – (continued)
Commercial Services – 2.7%
	Alarm.com Holdings, Inc. (NR/NR)(d)(f)
	2,221,000	0.000		01/15/26	2,055,491
	Allied Universal Holdco LLC/Allied Universal Finance Corp. (B-/B3)(d)
	1,584,000	6.625		07/15/26	1,673,100
	Allied Universal Holdco LLC/Allied Universal Finance Corp. (CCC/Caa2)(d)
	6,520,000	9.750		07/15/27	7,155,700
	APX Group, Inc. (B-/B3)(d)
	3,048,000	6.750		02/15/27	3,268,980
	Avis Budget Car Rental LLC/Avis Budget Finance, Inc. (B/B3)(d)
	1,209,000	5.375		03/01/29	1,251,315
	Graham Holdings Co. (BB/Ba1)(d)
	3,268,000	5.750		06/01/26	3,415,060
	Modulaire Global Finance PLC (B-/B2)(d)
	2,375,000	8.000		02/15/23	2,419,531
	MPH Acquisition Holdings LLC (B-/B3)(d)(e)
	7,276,000	5.750		11/01/28	7,094,100
	Prime Security Services Borrower LLC/Prime Finance, Inc. (B- /B3)(d)
	7,327,000	6.250		01/15/28	7,583,445
	Prime Security Services Borrower LLC/Prime Finance, Inc. (BB-/Ba3)(d)
	1,853,000	5.250		04/15/24	1,968,813
	6,803,000	3.375		08/31/27	6,598,910
	Team Health Holdings, Inc. (CCC/Ca)(d)(e)
	1,565,000	6.375		02/01/25	1,377,200
	The ADT Security Corp. (BB-/Ba3)(d)
	571,000	4.875		07/15/32	578,851
	The Nielsen Co. Luxembourg S.a.r.l. (BB-/B2)(d)(e)
	1,292,000	5.000		02/01/25	1,321,070
	TriNet Group, Inc. (BB/Ba3)(d)
	3,191,000	3.500		03/01/29	3,091,281
	United Rentals North America, Inc. (BB/Ba3)
	1,336,000	3.875		02/15/31	1,342,680
	Verisure Holding AB (B/B1)(d)
EUR	650,000	3.250		02/15/27	769,169
	Verisure Midholding AB (CCC+/Caa1)(d)
	725,000	5.250		02/15/29	879,863
	Verscend Escrow Corp. (CCC+/Caa2)(d)
	$2,092,000	9.750		08/15/26	2,235,825

					56,080,384

Computers – 1.3%
	Banff Merger Sub, Inc. (CCC+/Caa2)(d)
	6,301,000	9.750		09/01/26	6,694,812
	Crowdstrike Holdings, Inc. (BB/Ba3)
	4,771,000	3.000		02/15/29	4,663,653
	Dell International LLC/EMC Corp. (BB/Ba2)(d)
	6,808,000	7.125		06/15/24	7,003,730
	Presidio Holdings, Inc. (CCC+/Caa1)(d)
	1,302,000	8.250		02/01/28	1,419,180
	Science Applications International Corp. (BB-/B1)(d)
	4,439,000	4.875		04/01/28	4,583,268

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Computers – (continued)
	Seagate HDD Cayman (BB+/Ba1)(d)
	$3,348,000	3.375%		07/15/31	$3,184,785

					27,549,428

Distribution & Wholesale(d) – 0.8%
	American Builders & Contractors Supply Co., Inc. (B+/B1)
	2,955,000	5.875		05/15/26	3,051,037
	Avient Corp. (BB-/Ba3)
	2,139,000	5.750		05/15/25	2,270,014
	Core & Main Holdings LP (CCC+/Caa2)(g)(PIK 9.375%, Cash 8.625%)
	4,877,000	8.625		09/15/24	4,974,540
	Core & Main LP (CCC+/Caa2)
	2,658,000	6.125		08/15/25	2,727,772
	Performance Food Group, Inc. (B/B2)
	923,000	5.500		06/01/24	925,308
	Wolverine Escrow LLC (CCC+/Caa3)
	3,376,000	8.500		11/15/24	3,367,560
	293,000	9.000		11/15/26	292,268

					17,608,499

Diversified Financial Services – 3.6%
	AerCap Holdings NV (BB+/Ba2)(b)(5 Year CMT + 4.535%)
	3,115,000	5.875		10/10/79	3,177,300
	Global Aircraft Leasing Co. Ltd. (NR/B1)(d) (g)(PIK 7.250%, Cash 6.500%)
	5,215,498	6.500		09/15/24	4,987,320
	LD Holdings Group LLC (B+/B2)(d)
	2,799,000	6.500		11/01/25	2,931,953
	2,120,000	6.125		04/01/28	2,146,500
	Lincoln Financing S.a.r.l. (BB+/B1)(d)
EUR	3,125,000	3.625		04/01/24	3,701,334
	(3M Euribor + 3.875%)
	1,350,000	3.875		04/01/24	1,579,963
	LPL Holdings, Inc. (BB/Ba2)(d)
	$3,979,000	4.000		03/15/29	3,998,895
	Nationstar Mortgage Holdings, Inc. (B/B2)(d)
	2,731,000	6.000		01/15/27	2,836,826
	2,968,000	5.500		08/15/28	2,982,582
	540,000	5.125		12/15/30	531,900
	Navient Corp. (B+/Ba3)
	1,063,000	7.250		01/25/22	1,101,534
	3,107,000	5.500		01/25/23	3,231,280
	2,723,000	5.875		10/25/24	2,865,958
	2,000,000	6.750		06/15/26	2,167,500
	5,413,000	5.000		03/15/27	5,426,532
	3,153,000	4.875		03/15/28	3,085,999
	OneMain Finance Corp. (BB-/Ba3)
	5,062,000	7.125		03/15/26	5,821,300
	3,697,000	5.625		03/15/23	3,909,577
	1,929,000	8.875		06/01/25	2,133,956
	3,038,000	6.625		01/15/28	3,432,940
	PennyMac Financial Services, Inc. (BB-/B1)(d)
	1,690,000	5.375		10/15/25	1,749,150
	2,106,000	4.250		02/15/29	2,013,863

Corporate Obligations – (continued)
Diversified Financial Services – (continued)
	The Charles Schwab Corp. (BBB/Baa2)(b)
	(10 Year CMT + 3.079%)
	2,180,000	4.000		12/31/99	2,142,787
	(5 Year CMT + 4.971%)
	1,658,000	5.375		12/31/99	1,832,985
	United Wholesale Mortgage LLC (NR/Ba3)(d)
	4,194,000	5.500		11/15/25	4,372,245

					74,162,179

Electrical – 2.6%
	Calpine Corp. (B+/B2)(d)
	2,907,000	5.125		03/15/28	2,921,535
	Calpine Corp. (BB+/Ba2)(d)
	2,063,000	5.250		06/01/26	2,122,311
	7,349,000	4.500		02/15/28	7,413,304
	4,614,000	3.750		03/01/31	4,394,835
	Clearway Energy Operating LLC (BB/Ba2)(d)
	1,312,000	3.750		02/15/31	1,259,520
	Edison International (BB+/Ba2)(b)(5 Year CMT + 4.698%)
	2,175,000	5.375		12/31/99	2,207,625
	FirstEnergy Corp. (BB/Ba1)
	1,439,000	2.650		03/01/30	1,393,828
	575,000	7.375		11/15/31	766,987
	2,624,000	5.350		07/15/47	2,947,983
	FirstEnergy Transmission LLC (BB/Baa2)(d)
	1,439,000	5.450		07/15/44	1,658,262
	NRG Energy, Inc. (BB+/Ba2)
	2,916,000	5.750		01/15/28	3,090,960
	1,560,000	3.375	(d)	02/15/29	1,521,000
	883,000	5.250	(d)	06/15/29	940,395
	Pattern Energy Operations LP/Pattern Energy Operations, Inc. (BB-/Ba3)(d)
	1,663,000	4.500		08/15/28	1,687,945
	PG&E Corp. (BB-/B1)
	1,068,000	5.250		07/01/30	1,129,410
	Pike Corp. (CCC+/B3)(d)
	2,833,000	5.500		09/01/28	2,882,578
	Talen Energy Supply LLC (BB-/Ba3)(d)
	1,751,000	7.250		05/15/27	1,777,265
	Talen Energy Supply LLC (CCC+/B3)
	5,906,000	6.500		06/01/25	4,724,800
	4,316,000	10.500	(d)	01/15/26	3,798,080
	Vistra Operations Co. LLC (BB+/Ba2)(d)
	4,686,000	5.000		07/31/27	4,809,007

					53,447,630

Electrical Components & Equipment(d) – 0.4%
	Energizer Holdings, Inc. (B+/B2)
	307,000	4.750		06/15/28	316,594
	1,605,000	4.375		03/31/29	1,600,987
	Wesco Distribution, Inc. (BB-/B2)
	5,681,000	7.125		06/15/25	6,185,189

					8,102,770

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Electronics(d) – 0.4%
	Sensata Technologies B.V. (BB+/NR)
	$1,135,000	4.000%		04/15/29	$1,154,862
	Sensata Technologies B.V. (BB+/Ba3)
	1,014,000	5.000		10/01/25	1,119,203
	3,389,000	4.375		02/15/30	3,549,977
	1,519,000	3.750		02/15/31	1,498,114
	TTM Technologies, Inc. (BB-/Ba3)
	676,000	4.000		03/01/29	665,860

					7,988,016

Engineering & Construction – 0.2%
	Arcosa, Inc. (BB/Ba2)
	1,336,000	4.375		04/15/29	1,336,000
	Dycom Industries, Inc. (BB/Ba3)(d)
	1,563,000	4.500		04/15/29	1,566,908
	KBR, Inc. (B+/B1)(d)
	1,665,000	4.750		09/30/28	1,683,731

					4,586,639

Entertainment(d) – 2.2%
	Allen Media LLC/Allen Media Co-Issuer, Inc. (B-/Caa1)
	2,399,000	10.500		02/15/28	2,530,945
	Banijay Group SAS (CCC+/Caa1)
EUR	1,275,000	6.500		03/01/26	1,521,942
	Caesars Entertainment, Inc. (B/B1)
	$1,846,000	6.250		07/01/25	1,952,145
	Caesars Entertainment, Inc. (CCC+/Caa1)
	3,413,000	8.125		07/01/27	3,754,300
	Caesars Resort Collection LLC/CRC Finco, Inc. (B+/B1)
	1,815,000	5.750		07/01/25	1,908,019
	Caesars Resort Collection LLC/CRC Finco, Inc. (CCC+/Caa1)
	5,179,000	5.250		10/15/25	5,179,000
	Cedar Fair LP/Canada’s Wonderland Co/Magnum Management Corp./Millennium Op (B/Ba2)
	1,799,000	5.500		05/01/25	1,886,701
	International Game Technology PLC (BB/Ba3)
	1,541,000	4.125		04/15/26	1,594,935
	2,556,000	5.250		01/15/29	2,658,240
	Lions Gate Capital Holdings LLC (CCC+/B3)
	3,735,000	5.500		04/15/29	3,735,000
	Motion Bondco DAC (CCC-/Caa2)
	2,235,000	6.625		11/15/27	2,279,700
	Pinewood Finance Co. Ltd. (BB/NR)
GBP	2,125,000	3.250		09/30/25	2,989,754
	Scientific Games International, Inc. (B-/Caa2)
	$2,891,000	8.250		03/15/26	3,100,597
	SeaWorld Parks & Entertainment, Inc. (CCC/Caa2)
	4,829,000	9.500		08/01/25	5,239,465
	Six Flags Theme Parks, Inc. (B/Ba2)
	1,669,000	7.000		07/01/25	1,802,520
	WMG Acquisition Corp. (BB/Ba3)
	1,200,000	3.875		07/15/30	1,209,000
	2,922,000	3.000		02/15/31	2,753,985

					46,096,248

Corporate Obligations – (continued)
Environmental(d) – 0.5%
	GFL Environmental, Inc. (B-/B3)
	4,012,000	8.500		05/01/27	4,408,185
	GFL Environmental, Inc. (BB-/Ba3)
	683,000	4.250		06/01/25	700,075
	2,360,000	3.750		08/01/25	2,395,400
	3,460,000	3.500		09/01/28	3,351,875

					10,855,535

Finance Bonds – 0.3%
	United Wholesale Mortgage LLC (NR/Ba3)
	5,850,000	5.500		04/15/29	5,850,000

Food & Drug Retailing – 4.5%
	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertson’s LLC (BB-/B1)
	770,000	5.750		03/15/25	791,175
	497,000	7.500	(d)	03/15/26	546,079
	5,252,000	4.625	(d)	01/15/27	5,422,690
	3,926,000	5.875	(d)	02/15/28	4,161,560
	3,744,000	3.500	(d)	03/15/29	3,561,480
	B&G Foods, Inc. (B/B2)
	3,331,000	5.250		04/01/25	3,414,275
	229,000	5.250		09/15/27	236,443
	Chobani LLC/Chobani Finance Corp., Inc. (CCC/Caa2)(d)
	3,079,000	7.500		04/15/25	3,194,462
	H-Food Holdings LLC/Hearthside Finance Co., Inc. (CCC/Caa2)(d)
	3,096,000	8.500		06/01/26	3,157,920
	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. (BB+/Ba1)(d)
	3,121,000	5.500		01/15/30	3,409,692
	Kraft Heinz Foods Co. (BB+/Baa3)
	14,501,000	3.000		06/01/26	15,258,547
	1,709,000	4.625		01/30/29	1,909,531
	751,000	4.250		03/01/31	824,385
	4,726,000	4.625		10/01/39	5,108,092
	Kraft Heinz Foods Co. (BB+/Baa3)
	5,883,000	4.375		06/01/46	6,152,841
	6,579,000	4.875		10/01/49	7,366,217
	Lamb Weston Holdings, Inc. (BB+/Ba2)(d)
	688,000	4.875		05/15/28	739,600
	New Albertsons LP (B/WR)
	3,100,000	7.450		08/01/29	3,627,000
	Post Holdings, Inc. (B+/B2)(d)
	4,823,000	5.750		03/01/27	5,064,150
	6,028,000	5.625		01/15/28	6,352,005
	3,980,000	4.625		04/15/30	3,989,950
	581,000	4.500		09/15/31	572,285
	Sigma Holdco B.V. (B-/Caa1)(d)(e)
	2,350,000	7.875		05/15/26	2,350,000
	United Natural Foods, Inc. (CCC+/B3)(d)
	2,328,000	6.750		10/15/28	2,485,140
	US Foods, Inc. (B+/Caa1)(d)
	2,135,000	4.750		02/15/29	2,129,663
	US Foods, Inc. (BB-/B3)(d)
	1,931,000	6.250		04/15/25	2,054,101

					93,879,283

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Food Service(d) – 0.0%
	Aramark Services, Inc. (B+/B1)
	$568,000	6.375%		05/01/25	$602,080

Forest Products&Paper – 0.2%
	Mercer International, Inc. (B+/Ba3)
	2,248,000	5.500		01/15/26	2,304,200
	2,253,000	5.125	(d)	02/01/29	2,329,039

					4,633,239

Gaming – 1.2%
	Boyd Gaming Corp. (B/Caa1)(d)
	678,000	8.625		06/01/25	754,275
	Genting New York LLC/GENNY Capital, Inc. (BBB-/NR)(d)
	830,000	3.300		02/15/26	826,954
	Melco Resorts Finance Ltd. (BB/Ba2)(d)
	1,350,000	5.375		12/04/29	1,422,563
	MGM China Holdings Ltd. (B+/Ba3)(d)
	910,000	5.250		06/18/25	944,978
	MGM Resorts International (B+/Ba3)
	2,506,000	7.750		03/15/22	2,637,565
	3,546,000	6.000		03/15/23	3,785,355
	5,509,000	5.500		04/15/27	5,922,175
	1,446,000	4.750		10/15/28	1,485,765
	Sands China Ltd. (BBB-/NR)
	630,000	4.375		06/18/30	667,195
	Studio City Finance Ltd. (BB-/B1)(d)
	1,815,000	5.000		01/15/29	1,821,715
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. (BB-/B1)(d)
	2,292,000	5.500		03/01/25	2,420,925
	Wynn Macau Ltd. (BB-/B1)(d)
	1,510,000	5.625		08/26/28	1,567,078

					24,256,543

Gas – 0.4%
	AmeriGas Partners LP/AmeriGas Finance Corp. (NR/Ba3)
	536,000	5.875		08/20/26	589,600
	7,393,000	5.750		05/20/27	8,058,370

					8,647,970

Healthcare Providers & Services – 3.5%
	Catalent Pharma Solutions, Inc. (BB-/B1)(d)
	600,000	3.125		02/15/29	577,500
	Centene Corp. (BBB-/Ba1)
	1,712,000	4.625		12/15/29	1,853,394
	6,925,000	3.375		02/15/30	6,992,311
	4,574,000	2.500		03/01/31	4,365,151
	Charles River Laboratories International, Inc. (BB/Ba2)(d)
	615,000	3.750		03/15/29	615,000
	675,000	4.000		03/15/31	684,281
	CHS/Community Health Systems, Inc. (B-/Caa1)(d)
	3,843,000	8.000		03/15/26	4,131,225
	4,019,000	5.625		03/15/27	4,199,855
	5,160,000	4.750		02/15/31	5,031,000
	CHS/Community Health Systems, Inc. (CCC-/Caa3)(d)
	2,146,000	8.125		06/30/24	2,242,570

Corporate Obligations – (continued)
Healthcare Providers & Services – (continued)
	DaVita, Inc. (B+/Ba3)(d)
	3,056,000	4.625		06/01/30	3,101,840
	3,521,000	3.750		02/15/31	3,353,752
	Global Medical Response, Inc. (B/B2)(d)
	3,404,000	6.500		10/01/25	3,540,160
	HCA, Inc. (BB-/Ba2)
	717,000	5.875		05/01/23	777,945
	5,969,000	5.375		02/01/25	6,640,512
	575,000	5.875		02/01/29	665,563
	6,628,000	3.500		09/01/30	6,661,140
	Hill-Rom Holdings, Inc. (BB/Ba3)(d)
	980,000	5.000		02/15/25	1,005,725
	Laboratoire Eimer Selas (CCC/Caa1)(d)
EUR	600,000	5.000		02/01/29	713,333
	Lifepoint Health, Inc. (CCC+/Caa1)(d)
	$2,151,000	5.375		01/15/29	2,118,735
	RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. (CCC+/Caa1)(d)
	2,936,000	9.750		12/01/26	3,178,220
	Tenet Healthcare Corp. (BB-/B1)
	2,414,000	4.625		07/15/24	2,453,228
	2,634,000	7.500	(d)	04/01/25	2,831,550
	4,097,000	4.625	(d)	06/15/28	4,178,940
	Tenet Healthcare Corp. (CCC+/B1)(d)
	585,000	6.250		02/01/27	612,788

					72,525,718

Home Builders – 0.5%
	Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (B+/B1)(d)
	5,267,000	6.375		05/15/25	5,378,924
	1,031,000	4.875		02/15/30	1,031,000
	TRI Pointe Group, Inc./TRI Pointe Homes, Inc. (BB-/Ba3)
	678,000	5.875		06/15/24	749,190
	1,863,000	5.250		06/01/27	1,993,410
	1,436,000	5.700		06/15/28	1,584,985

					10,737,509

Home Furnishings(d) – 0.3%
	Tempur Sealy International, Inc. (NR/B1)
	5,282,000	4.000		04/15/29	5,282,000

					5,282,000

Household Products – 0.3%
	Central Garden & Pet Co. (BB/B1)
	2,307,000	4.125		10/15/30	2,327,186
	Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. (CCC/Caa2)(d)
	2,397,000	7.000		12/31/27	2,295,128
	Spectrum Brands, Inc. (B/B2)
	149,000	5.750		07/15/25	153,470
	1,554,000	3.875	(d)	03/15/31	1,511,265

					6,287,049

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Housewares – 0.6%
	CD&R Smokey Buyer, Inc. (B/B2)(d)
	$927,000	6.750%		07/15/25	$987,255
	Newell Brands, Inc. (BB+/Ba1)
	1,017,000	4.875		06/01/25	1,118,700
	4,453,000	4.700		04/01/26	4,914,999
	2,524,000	6.000		04/01/46	3,132,915
	The Scotts Miracle-Gro Co. (B+/Ba3)(d)
	2,536,000	4.000		04/01/31	2,523,320

					12,677,189

Insurance(d) – 1.3%
	Acrisure LLC/Acrisure Finance, Inc. (B/B2)
	7,023,000	4.250		02/15/29	6,908,876
	Acrisure LLC/Acrisure Finance, Inc. (CCC+/Caa2)
	1,390,000	7.000		11/15/25	1,435,175
	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer (CCC+/Caa2)
	8,438,000	6.750		10/15/27	9,028,660
	AssuredPartners, Inc. (CCC+/Caa2)
	678,000	5.625		01/15/29	687,323
	GTCR AP Finance, Inc. (CCC+/Caa2)
	3,463,000	8.000		05/15/27	3,714,067
	HUB International Ltd. (CCC+/Caa2)
	2,516,000	7.000		05/01/26	2,607,205
	USI, Inc. (CCC+/Caa2)
	2,448,000	6.875		05/01/25	2,490,840

					26,872,146

Internet – 2.2%
	Adevinta ASA (NR/Ba3)(d)
EUR	475,000	2.625		11/15/25	573,298
	Adevinta ASA (BB-/Ba3)(d)
	375,000	3.000		11/15/27	454,670
	ANGI Group LLC (BB-/Ba3)(d)
	$3,624,000	3.875		08/15/28	3,610,410
	Cars.com, Inc. (B/B3)(d)
	3,260,000	6.375		11/01/28	3,406,700
	Endure Digital, Inc. (CCC+/Caa2)(d)
	4,281,000	6.000		02/15/29	4,173,975
	Expedia Group, Inc. (BBB-/Baa3)(d)
	777,000	4.625		08/01/27	863,729
	Getty Images, Inc. (CCC+/Caa2)(d)
	3,068,000	9.750		03/01/27	3,267,420
	Go Daddy Operating Co. LLC/GD Finance Co., Inc. (BB-/Ba3)(d)
	4,030,000	3.500		03/01/29	3,969,550
	GrubHub Holdings, Inc. (BB-/B1)(d)
	4,741,000	5.500		07/01/27	4,924,714
	Match Group Holdings II LLC (BB/Ba3)(d)
	4,123,000	4.625		06/01/28	4,184,845
	Netflix, Inc. (BB+/Ba3)
	1,643,000	3.625	(d)	06/15/25	1,739,526
	2,031,000	4.875		04/15/28	2,295,030
	571,000	5.875		11/15/28	688,055
	Twitter, Inc. (BB+/Ba2)(d)
	2,881,000	3.875		12/15/27	3,010,645

Corporate Obligations – (continued)
Internet – (continued)
	Uber Technologies, Inc. (B-/B3)(d)
	6,408,000	7.500		05/15/25	6,888,600
	219,000	8.000		11/01/26	237,068
	712,000	6.250		01/15/28	766,290

					45,054,525

Investment Companies – 0.3%
	Compass Group Diversified Holdings LLC(d)
	1,078,000	5.250		04/15/29	1,121,120
	Icahn Enterprises LP/Icahn Enterprises Finance Corp.
	4,594,000	4.750		09/15/24	4,743,305

					5,864,425

Iron/Steel – 0.4%
	Cleveland-Cliffs, Inc. (NR/B3)(d)
	478,000	4.875		03/01/31	475,610
	Cleveland-Cliffs, Inc. (B/B2)(d)
	3,024,000	6.750		03/15/26	3,258,360
	Cleveland-Cliffs, Inc. (CCC/B3)(e)
	4,247,000	5.750		03/01/25	4,358,484
	Commercial Metals Co. (BB+/Ba2)
	907,000	3.875		02/15/31	888,860

					8,981,314

Leisure Time – 1.0%
	Carnival Corp. (B+/B2)(d)
	1,034,000	7.625		03/01/26	1,108,965
	5,106,000	5.750		03/01/27	5,220,885
	Carnival Corp. (BB-/B1)
EUR	1,000,000	10.125		02/01/26	1,357,787
	$1,327,000	9.875	(d)	08/01/27	1,555,907
	NCL Corp. Ltd. (B+/B1)(d)
	2,773,000	10.250		02/01/26	3,240,944
	NCL Corp. Ltd. (B-/Caa1)(d)
	2,097,000	5.875		03/15/26	2,117,970
	Peloton Interactive, Inc. (NR/NR)(d)(f)
	2,000,000	0.000		02/15/26	1,891,250
	Royal Caribbean Cruises Ltd. (NR/NR)(d)
	95,000	4.250		06/15/23	135,288
	Royal Caribbean Cruises Ltd. (B+/B2)(d)
	1,575,000	9.125		06/15/23	1,728,562
	Royal Caribbean Cruises Ltd. (BB-/Ba2)(d)
	1,222,000	10.875		06/01/23	1,400,718

					19,758,276

Lodging – 0.7%
	Hilton Domestic Operating Co., Inc. (BB/Ba2)
	1,205,000	5.375	(d)	05/01/25	1,268,263
	1,560,000	5.750	(d)	05/01/28	1,677,000
	1,922,000	4.875		01/15/30	2,039,722
	1,460,000	4.000	(d)	05/01/31	1,456,350
	2,295,000	3.625		02/15/32	2,226,150
	Marriott International, Inc. (BBB-/Baa3)
	973,000	4.625		06/15/30	1,087,366
	Travel + Leisure Co. (BB-/Ba3)(d)
	1,440,000	6.625		07/31/26	1,634,400

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Lodging – (continued)
	Travel + Leisure Co. (BB-/Ba3)(d) – (continued)
	$3,287,000	4.625%		03/01/30	$3,402,045

					14,791,296

Machinery – Construction & Mining(d) – 0.2%
	The Manitowoc Co., Inc. (B/B3)
	4,355,000	9.000		04/01/26	4,703,400

Machinery-Diversified(d) – 0.4%
	Clark Equipment Co. (BB+/Ba3)
	1,738,000	5.875		06/01/25	1,824,900
	GrafTech Finance, Inc. (BB/Ba3)
	1,380,000	4.625		12/15/28	1,390,350
	Husky III Holding Ltd. (CCC/Caa2)(g)(PIK 13.750%, Cash 13.000%)
	2,548,000	13.000		02/15/25	2,774,135
	Titan Acquisition Ltd./Titan Co-Borrower LLC (CCC/Caa2)
	2,414,000	7.750		04/15/26	2,495,472
	Vertical Holdco Gmbh Co. (CCC/Caa1)
	545,000	7.625		07/15/28	585,194
	Vertical US New Co., Inc. (B/B1)
	275,000	5.250		07/15/27	287,719

					9,357,770

Media – 6.4%
	Altice Financing SA (B/B2)(d)
	3,050,000	7.500		05/15/26	3,179,625
	CCO Holdings LLC/CCO Holdings Capital Corp. (BB/B1)(d)
	5,684,000	5.750		02/15/26	5,861,625
	1,639,000	5.500		05/01/26	1,690,219
	2,731,000	4.750		03/01/30	2,819,757
	1,756,000	4.500		08/15/30	1,786,730
	6,477,000	4.250		02/01/31	6,468,904
	CSC Holdings LLC (B/B3)
	10,000	5.250		06/01/24	10,788
	1,142,000	5.750	(d)	01/15/30	1,199,100
	12,264,000	4.625	(d)	12/01/30	12,034,050
	CSC Holdings LLC (BB/Ba3)(d)
	4,639,000	5.500		05/15/26	4,772,371
	4,070,000	5.500		04/15/27	4,258,237
	4,119,000	3.375		02/15/31	3,871,860
	Cumulus Media New Holdings, Inc. (B/B2)(d)
	4,009,000	6.750		07/01/26	4,079,157
	Diamond Sports Group LLC/Diamond Sports Finance Co. (CCC+/B2)(d)
	1,707,000	5.375		08/15/26	1,229,040
	Diamond Sports Group LLC/Diamond Sports Finance Co. (CCC-/ Caa2)(d)(e)
	9,017,000	6.625		08/15/27	4,779,010
	DISH DBS Corp. (B-/B2)
	6,135,000	5.875		07/15/22	6,403,406
	5,735,000	5.000		03/15/23	5,928,556
	224,000	5.875		11/15/24	233,520
	3,794,000	7.750		07/01/26	4,173,400
	1,926,000	7.375		07/01/28	2,010,263
	Entercom Media Corp. (B-/B3)(d)(e)
	2,000,000	6.500		05/01/27	2,072,500

Corporate Obligations – (continued)
Media – (continued)
	Gray Television, Inc. (B+/B3)(d)
	2,108,000	7.000		05/15/27	2,289,815
	iHeartCommunications, Inc. (B+/B1)(d)
	3,794,000	5.250		08/15/27	3,874,622
	1,024,000	4.750		01/15/28	1,029,120
	Meredith Corp. (BB-/Ba3)(d)
	1,010,000	6.500		07/01/25	1,083,225
	Meredith Corp. (CCC+/Caa1)
	1,332,000	6.875		02/01/26	1,365,300
	Sinclair Television Group, Inc. (B-/B2)(d)
	224,000	5.500		03/01/30	217,840
	Sinclair Television Group, Inc. (BB-/Ba2)(d)
	3,102,000	4.125		12/01/30	2,985,675
	Sirius XM Radio, Inc. (BB/Ba3)(d)
	5,399,000	5.000		08/01/27	5,641,955
	2,784,000	4.125		07/01/30	2,777,040
	TEGNA, Inc. (BB-/Ba3)
	742,000	4.750	(d)	03/15/26	786,520
	3,365,000	4.625		03/15/28	3,419,681
	The E.W. Scripps Co. (CCC+/Caa1)(d)
	5,145,000	5.125		05/15/25	5,241,469
	Univision Communications, Inc. (B/B2)(d)
	234,000	5.125		02/15/25	236,633
	2,341,000	6.625		06/01/27	2,493,165
	Urban One, Inc. (B-/B3)(d)
	1,019,000	7.375		02/01/28	1,048,296
	Virgin Media Finance PLC (B/B2)(d)
	3,950,000	5.000		07/15/30	3,920,375
	Virgin Media Secured Finance PLC (BB-/Ba3)(d)
	3,605,000	5.500		08/15/26	3,740,187
	2,150,000	5.500		05/15/29	2,281,688
	Virgin Media Vendor Financing Notes IV DAC (B/B2)(d)
	1,850,000	5.000		07/15/28	1,882,375
	Ziggo B.V. (B+/B1)(d)
	2,122,000	4.875		01/15/30	2,164,440
	Ziggo Bond Co. B.V. (B-/B3)
EUR	2,175,000	3.375	(d)	02/28/30	2,509,889
	1,725,000	3.375		02/28/30	1,990,602
	$1,725,000	5.125	(d)	02/28/30	1,755,188

					133,597,218

Mining – 1.5%
	Alcoa Nederland Holding B.V. (BB+/Ba1)(d)
	3,250,000	7.000		09/30/26	3,428,750
	2,790,000	5.500		12/15/27	2,988,787
	2,545,000	4.125		03/31/29	2,557,725
	Constellium SE (B/B2)(d)
	1,600,000	5.875		02/15/26	1,648,000
	950,000	5.625		06/15/28	1,001,063
	2,200,000	3.750		04/15/29	2,095,500
	FMG Resources August 2006 Pty Ltd. (BB+/Ba1)(d)
	3,230,000	4.375		04/01/31	3,294,600
	Freeport-McMoRan, Inc. (BB/Ba1)
	2,916,000	4.375		08/01/28	3,072,735
	2,360,000	4.625		08/01/30	2,557,650
	288,000	5.400		11/14/34	342,720

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Mining – (continued)
	Hudbay Minerals, Inc. (B/B3)(d)
	$3,775,000	6.125%		04/01/29	$4,010,937
	Novelis Corp. (BB-/B1)(d)
	2,351,000	5.875		09/30/26	2,450,918
	2,268,000	4.750		01/30/30	2,324,700

					31,774,085

Miscellaneous Manufacturing – 0.3%
	Bombardier, Inc. (CCC/Caa3)(d)
	3,355,000	6.125		01/15/23	3,472,425
	Hillenbrand, Inc. (BB+/Ba1)
	649,000	5.750		06/15/25	693,619
	1,141,000	3.750		03/01/31	1,111,049

					5,277,093

Office(d) – 0.3%
	Xerox Holdings Corp. (BB/Ba1)
	5,072,000	5.000		08/15/25	5,249,520

Oil Field Services – 7.2%
	Apache Corp. (BB+/Ba1)
	878,000	4.625		11/15/25	902,145
	2,043,000	4.375		10/15/28	2,037,893
	2,195,000	4.250		01/15/30	2,134,637
	Berry Petroleum Co. LLC (B/B3)(d)
	2,916,000	7.000		02/15/26	2,813,940
	California Resources Corp. (B+/B2)(d)
	2,565,000	7.125		02/01/26	2,609,887
	Cenovus Energy, Inc. (BBB-/Baa3)
	2,002,000	3.800		09/15/23	2,115,593
	2,146,000	5.375		07/15/25	2,414,937
	1,434,000	5.250		06/15/37	1,550,326
	2,039,000	6.750		11/15/39	2,544,672
	Chesapeake Energy Corp. (BB-/B1)(d)
	117,000	5.500		02/01/26	121,534
	Continental Resources, Inc. (BB+/Ba1u)
	1,731,000	3.800		06/01/24	1,769,948
	4,536,000	5.750	(d)	01/15/31	5,103,000
	2,595,000	4.900		06/01/44	2,588,512
	CrownRock LP/CrownRock Finance, Inc. (BB-/B2)(d)
	3,248,000	5.625		10/15/25	3,308,900
	EQT Corp. (BB/Ba2)
	2,048,000	3.000		10/01/22	2,078,720
	2,341,000	7.625		02/01/25	2,686,297
	Exterran Energy Solutions LP/EES Finance Corp. (B/B3)
	1,912,000	8.125		05/01/25	1,759,040
	Indigo Natural Resources LLC (BB-/B3)(d)
	3,258,000	5.375		02/01/29	3,209,130
	Laredo Petroleum, Inc. (B/Caa1)
	3,870,000	9.500		01/15/25	3,715,200
	MEG Energy Corp. (B-/B3)(d)
	3,838,000	7.125		02/01/27	4,001,115
	961,000	5.875		02/01/29	963,403
	Nabors Industries Ltd. (CCC-/Caa1)(d)
	2,590,000	7.250		01/15/26	2,175,600
	Nabors Industries, Inc. (B-/B3)(d)(e)
	2,848,000	9.000		02/01/25	2,904,960

Corporate Obligations – (continued)
Oil Field Services – (continued)
	Noble Finance Co. (NR/NR)(g)
	(PIK 15.000%, Cash 11.000%)
	55,098	11.000	%(d)	02/15/28	57,715
	(PIK 15.000%, Cash 11.000%)
	1,002,440	11.000		02/15/28	1,050,056
	Occidental Petroleum Corp. (BB-/Ba2)
	7,764,000	8.000		07/15/25	8,909,190
	2,926,000	5.875		09/01/25	3,112,532
	775,000	5.500		12/01/25	815,688
	7,327,000	6.450		09/15/36	8,068,859
	16,164,000	4.400		04/15/46	13,800,015
	4,040,000	4.200		03/15/48	3,272,400
	3,235,000	4.400		08/15/49	2,697,181
	Ovintiv Exploration, Inc. (BBB-/Ba1)
	5,228,000	5.625		07/01/24	5,744,265
	Range Resources Corp. (B+/B2)
	4,397,000	5.000		03/15/23	4,462,955
	5,000	4.875		05/15/25	4,938
	SM Energy Co. (B+/B2)(d)
	1,256,000	10.000		01/15/25	1,409,860
	Southwestern Energy Co. (BB-/Ba3)
	2,643,000	7.750		10/01/27	2,820,081
	Sunoco LP/Sunoco Finance Corp. (BB-/B1)
	902,000	5.500		02/15/26	929,060
	317,000	6.000		04/15/27	332,058
	1,458,000	4.500	(d)	05/15/29	1,450,710
	TechnipFMC PLC (BB+/Ba1)(d)
	4,111,000	6.500		02/01/26	4,290,856
	Transocean Phoenix 2 Ltd. (CCC+/NR)(d)
	2,539,200	7.750		10/15/24	2,463,024
	Transocean Poseidon Ltd. (CCC+/Caa1)(d)
	3,105,000	6.875		02/01/27	2,856,600
	Transocean, Inc. (CCC/Ca)(d)
	4,931,000	7.500		01/15/26	3,131,185
	Transocean, Inc. (CCC/Caa3)(d)
	10,413,000	11.500		01/30/27	8,955,180
	USA Compression Partners LP/USA Compression Finance Corp. (B+/B3)
	7,569,000	6.875		04/01/26	7,758,225
	Valaris PLC (NR/WR)(h)
	4,550,000	5.400		12/01/42	602,875
	3,100,000	5.750		10/01/44	325,500
	WPX Energy, Inc. (BBB-/B1)
	2,131,000	5.250		09/15/24	2,362,746
	2,048,000	5.875		06/15/28	2,257,920
	649,000	4.500		01/15/30	697,675

					150,148,738

Packaging – 3.1%
	ARD Finance SA (B-/Caa3)(g)
	(PIK 5.750%, Cash 5.000%)
EUR	3,125,000	5.000		06/30/27	3,744,468
	(PIK 7.250%, Cash 6.500%)
	$3,425,000	6.500	(d)	06/30/27	3,587,687

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Packaging – (continued)
	Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC (B+/B3)(d)
	$6,043,000	4.000%		09/01/29	$6,012,785
	Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC (BB/Ba2)(d)
	5,005,000	3.250		09/01/28	4,929,925
	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (B-/ Caa1)(d)
	8,105,000	5.250		08/15/27	8,237,662
	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (BB-/B1)(d)
	2,910,000	5.250		04/30/25	3,055,500
	Berry Global, Inc. (BB/B2)
	71,000	5.125		07/15/23	71,710
	3,950,000	5.625	(d)	07/15/27	4,172,187
	CANPACK SA/Eastern PA Land Investment Holding LLC (BB/Ba2)(d)
	605,000	3.125		11/01/25	614,831
	Flex Acquisition Co., Inc. (CCC+/Caa2)(d)
	2,360,000	6.875		01/15/25	2,404,250
	229,000	7.875		07/15/26	239,878
	Kleopatra Holdings 2 SCA (CCC+/Caa2)(d)
EUR	2,825,000	6.500		09/01/26	3,188,247
	LABL Escrow Issuer LLC (B/B2)(d)
	$3,624,000	6.750		07/15/26	3,877,680
	LABL Escrow Issuer LLC (B-/Caa2)(d)
	2,955,000	10.500		07/15/27	3,272,663
	Mauser Packaging Solutions Holding Co. (CCC/Caa3)(d)
	5,877,000	7.250		04/15/25	5,869,654
	Pactiv LLC (B-/Caa1)(e)
	1,965,000	8.375		04/15/27	2,240,100
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu (B+/B1)(d)
	3,542,000	4.000		10/15/27	3,462,305
	Trident TPI Holdings, Inc. (CCC+/Caa2)(d)
	2,146,000	6.625		11/01/25	2,183,555
	TriMas Corp. (BB-/Ba3)(d)
	2,865,000	4.125		04/15/29	2,861,419

					64,026,506

Pharmaceuticals(d) – 2.9%
	AdaptHealth LLC (B+/B1)
	961,000	6.125		08/01/28	1,015,056
	Bausch Health Americas, Inc. (B/B3)
	13,714,000	9.250		04/01/26	15,188,255
	2,521,000	8.500		01/31/27	2,798,310
	Bausch Health Cos., Inc. (B/B3)
	5,950,000	6.125		04/15/25	6,098,750
	2,531,000	5.000		01/30/28	2,565,801
	5,343,000	6.250		02/15/29	5,670,259
	2,531,000	5.250		01/30/30	2,540,491
	2,873,000	5.250		02/15/31	2,858,635
	Bausch Health Cos., Inc. (BB/Ba2)
	454,000	5.500		11/01/25	465,918
	Cheplapharm Arzneimittel GmbH (B/B2)
	1,694,000	5.500		01/15/28	1,759,642

Corporate Obligations – (continued)
Pharmaceuticals(d) – (continued)
	Endo Luxembourg Finance Co. I S.a.r.l./Endo US, Inc. (B+/NR)
	310,000	6.125		04/01/29	311,938
	Herbalife Nutrition Ltd./HLF Financing, Inc. (BB-/B1)
	1,373,000	7.875		09/01/25	1,493,137
	HLF Financing S.a.r.l. LLC/Herbalife International, Inc. (BB-/B1)
	5,291,000	7.250		08/15/26	5,542,322
	Owens & Minor, Inc. (B-/B2)
	1,389,000	4.500		03/31/29	1,399,418
	Par Pharmaceutical, Inc. (B+/B2)
	6,483,000	7.500		04/01/27	6,839,565
	Prestige Brands, Inc. (B+/B2)
	1,512,000	5.125		01/15/28	1,580,040
	2,014,000	3.750		04/01/31	1,918,335

					60,045,872

Pipelines – 4.7%
	Buckeye Partners LP (BB/B1)
	600,000	4.350		10/15/24	617,250
	6,042,000	3.950		12/01/26	5,966,475
	839,000	4.125		12/01/27	827,464
	1,534,000	4.500	(d)	03/01/28	1,534,000
	Cheniere Energy Partners LP (BB/Ba2)
	2,755,000	4.500		10/01/29	2,861,756
	4,394,000	4.000	(d)	03/01/31	4,476,387
	Cheniere Energy, Inc. (BB/Ba3)(d)
	3,194,000	4.625		10/15/28	3,313,775
	DCP Midstream Operating LP (BB+/Ba2)
	4,965,000	5.375		07/15/25	5,349,787
	497,000	5.625		07/15/27	538,003
	EnLink Midstream LLC (BB+/Ba2)
	2,063,000	5.625	(d)	01/15/28	1,993,374
	2,429,000	5.375		06/01/29	2,271,115
	EnLink Midstream Partners LP (BB+/Ba2)
	2,268,000	4.400		04/01/24	2,287,845
	3,155,000	5.450		06/01/47	2,543,719
	EQM Midstream Partners LP (BB-/Ba3)
	1,980,000	4.000		08/01/24	2,004,750
	2,731,000	6.500	(d)	07/01/27	2,963,135
	1,972,000	5.500		07/15/28	2,065,670
	762,000	4.750	(d)	01/15/31	739,140
	Genesis Energy LP/Genesis Energy Finance Corp. (B+/B1)
	3,496,000	5.625		06/15/24	3,417,340
	2,234,000	8.000		01/15/27	2,256,340
	Global Partners LP/GLP Finance Corp. (B+/B2)
	2,897,000	7.000		08/01/27	3,052,714
	1,736,000	6.875		01/15/29	1,861,860
	NGL Energy Operating LLC/NGL Energy Finance Corp. (BB-/ B1)(d)
	3,326,000	7.500		02/01/26	3,409,150
	NuStar Logistics LP (BB-/Ba3)
	2,721,000	5.750		10/01/25	2,897,865
	3,336,000	5.625		04/28/27	3,436,080
	Summit Midstream Holdings LLC/Summit Midstream Finance Corp. (CCC+/Caa2)
	590,000	5.500		08/15/22	569,350
	7,726,000	5.750		04/15/25	6,354,635

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Pipelines – (continued)
	Summit Midstream Partners LP (C/Caa3)(b)(h) (3M USD LIBOR + 7.430%)
	$5,200,000	9.500%		12/31/99	$3,198,000
	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. (BB-/B1)(d)
	1,249,000	5.500		09/15/24	1,261,490
	2,500,000	7.500		10/01/25	2,675,000
	3,063,000	6.000		12/31/30	3,017,055
	Targa Resources Partners LP/Targa Resources Partners Finance Corp. (BB/Ba3)
	1,819,000	5.875		04/15/26	1,896,308
	4,414,000	5.375		02/01/27	4,585,042
	1,765,000	6.500		07/15/27	1,917,231
	1,931,000	5.000		01/15/28	2,008,240
	4,487,000	4.000	(d)	01/15/32	4,228,997
	Western Midstream Operating LP (BB/Ba2)
	2,175,000	5.300		02/01/30	2,354,438

					96,750,780

Real Estate – 0.7%
	Kennedy-Wilson, Inc. (BB/B1)
	3,634,000	5.000		03/01/31	3,665,797
	Realogy Group LLC/Realogy Co-Issuer Corp. (B+/B2)(d)
	754,000	7.625		06/15/25	822,803
	Realogy Group LLC/Realogy Co-Issuer Corp. (B-/Caa1)(d)
	3,424,000	4.875		06/01/23	3,526,720
	1,872,000	9.375		04/01/27	2,068,560
	Redfin Corp. (NR/NR)(d)(e)
	2,115,000	0.500		04/01/27	2,154,656
	The Howard Hughes Corp. (BB-/Ba3)(d)
	588,000	5.375		08/01/28	617,400
	980,000	4.125		02/01/29	957,950
	980,000	4.375		02/01/31	957,950

					14,771,836

Real Estate Investment Trust – 1.9%
	ESH Hospitality, Inc. (BB-/Ba3)(d)
	2,048,000	4.625		10/01/27	2,152,960
	MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. (BB-/B1)(d)
	3,043,000	4.625		06/15/25	3,187,543
	3,255,000	3.875		02/15/29	3,234,656
	MPT Operating Partnership LP/MPT Finance Corp. (BBB-/Ba1)
GBP	2,225,000	3.692		06/05/28	3,195,232
	$1,644,000	4.625		08/01/29	1,730,589
	4,565,000	3.500		03/15/31	4,476,804
	SBA Communications Corp. (BB-/B1)(d)
	3,142,000	3.125		02/01/29	3,016,320
	Service Properties Trust (BB/Ba1)
	1,493,000	7.500		09/15/25	1,699,224
	Service Properties Trust (BB-/Ba2)
	2,829,000	4.350		10/01/24	2,802,591
	3,253,000	4.500		03/15/25	3,207,943
	Starwood Property Trust, Inc. (B+/Ba3)
	7,642,000	4.750		03/15/25	7,947,680

Corporate Obligations – (continued)
Real Estate Investment Trust – (continued)
	VICI Properties LP/VICI Note Co., Inc. (BB/Ba3)(d)
	2,101,000	3.500		02/15/25	2,132,515

					38,784,057

Retailing – 4.0%
	1011778 BC ULC/New Red Finance, Inc. (B+/B2)(d)
	3,348,000	4.000		10/15/30	3,230,820
	Asbury Automotive Group, Inc. (BB/B1)
	288,000	4.500		03/01/28	293,040
	185,000	4.750		03/01/30	190,550
	Beacon Roofing Supply, Inc. (B-/Caa1)(d)
	10,354,000	4.875		11/01/25	10,561,080
	Carvana Co. (CCC+/Caa2)(d)
	4,106,000	5.625		10/01/25	4,208,650
	1,605,000	5.500		04/15/27	1,612,544
	eG Global Finance PLC (B-/B3)(d)
	2,560,000	6.750		02/07/25	2,633,600
	2,210,000	8.500		10/30/25	2,345,362
	Group 1 Automotive, Inc. (BB+/Ba2)(d)
	1,348,000	4.000		08/15/28	1,337,890
	IRB Holding Corp. (B/B2)(d)
	1,142,000	7.000		06/15/25	1,233,360
	IRB Holding Corp. (CCC+/Caa1)(d)
	8,652,000	6.750		02/15/26	8,933,190
	Ken Garff Automotive LLC (B/B1)(d)
	1,951,000	4.875		09/15/28	1,943,684
	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC (BB/Ba2)(d)
	2,074,000	5.250		06/01/26	2,136,220
	Kirk Beauty One GmbH (CCC-/Caa3)
EUR	775,000	8.750		07/15/23	908,843
	L Brands, Inc. (BB-/B2)
	$2,708,000	5.250		02/01/28	2,900,945
	LBM Acquisition LLC (CCC+/Caa2)(d)
	1,166,000	6.250		01/15/29	1,200,980
	Lithia Motors, Inc. (BB/Ba2)(d)
	853,000	4.375		01/15/31	882,855
	Macy’s, Inc. (BB-/Ba1)(d)
	1,873,000	8.375		06/15/25	2,072,006
	Murphy Oil USA, Inc. (BB+/Ba2)(d)
	1,156,000	3.750		02/15/31	1,134,325
	Park River Holdings, Inc. (CCC+/Caa1)(d)
	4,345,000	5.625		02/01/29	4,214,650
	Penske Automotive Group, Inc. (B+/Ba3)
	3,097,000	3.500		09/01/25	3,143,455
	QVC, Inc. (BB+/Ba2)
	1,429,000	5.950		03/15/43	1,411,138
	Rite Aid Corp. (CCC-/Caa1)(d)
	3,048,000	8.000		11/15/26	3,200,400
	Staples, Inc. (B/B1)(d)
	4,735,000	7.500		04/15/26	4,977,669
	Staples, Inc. (CCC+/B3)(d)
	3,019,000	10.750		04/15/27	2,973,715
	Stonegate Pub Co Financing 2019 PLC (NR/B3)(d)
GBP	1,750,000	8.250		07/31/25	2,543,936

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Retailing – (continued)
	Suburban Propane Partners LP/Suburban Energy Finance Corp. (BB-/B1)
	$2,121,000	5.875%		03/01/27	$2,200,537
	Superior Plus LP/Superior General Partner, Inc. (BB-/Ba3)(d)
	2,317,000	4.500		03/15/29	2,334,377
	Yum! Brands, Inc. (BB-/Ba3)
	182,000	7.750	(d)	04/01/25	198,380
	2,341,000	4.750	(d)	01/15/30	2,475,607
	4,248,000	3.625		03/15/31	4,078,080

					83,511,888

Semiconductors(d) – 0.8%
	Amkor Technology, Inc. (BB/B1)
	3,403,000	6.625		09/15/27	3,666,732
	Broadcom, Inc. (BBB-/Baa3)
	1,998,000	2.450		02/15/31	1,887,451
	MACOM Technology Solutions Holdings, Inc. (NR/NR)
	2,115,000	0.250		03/15/26	2,138,243
	ON Semiconductor Corp. (BB/Ba2)
	2,117,000	3.875		09/01/28	2,180,510
	Qorvo, Inc. (BB+/Ba1)
	3,238,000	3.375		04/01/31	3,148,955
	Synaptics, Inc. (BB-/Ba3)
	3,114,000	4.000		06/15/29	3,098,430

					16,120,321

Software – 1.8%
	Black Knight InfoServ LLC (B+/Ba3)(d)
	1,517,000	3.625		09/01/28	1,480,971
	Brunello Bidco SpA (B-/B3)(d)
EUR	1,075,000	3.500		02/15/28	1,255,484
	Camelot Finance SA (B/B2)(d)
	$3,365,000	4.500		11/01/26	3,470,156
	Dropbox, Inc. (NR/NR)(d)(f)
	2,180,000	0.000		03/01/28	2,249,488
	J2 Global, Inc. (BB/Ba3)(d)
	4,653,000	4.625		10/15/30	4,699,530
	Open Text Corp. (BB/Ba2)(d)
	4,614,000	3.875		02/15/28	4,637,070
	Playtika Holding Corp. (B/B2)(d)
	1,667,000	4.250		03/15/29	1,637,828
	Solera LLC/Solera Finance, Inc. (CCC+/Caa1)(d)
	6,340,000	10.500		03/01/24	6,546,050
	SS&C Technologies, Inc. (B+/B2)(d)
	4,965,000	5.500		09/30/27	5,262,900
	The Dun & Bradstreet Corp. (B-/Caa1)(d)
	1,920,000	10.250		02/15/27	2,136,000
	Twilio, Inc. (BB/Ba3)
	1,217,000	3.625		03/15/29	1,230,691
	ZoomInfo Technologies LLC/ZoomInfo Finance Corp. (B-/B3)(d)
	2,170,000	3.875		02/01/29	2,121,175

					36,727,343

Storage/Warehousing(d) – 0.3%
	Modulaire Global Finance 2 PLC (CCC/Caa1)
	6,125,000	10.000		08/15/23	6,247,500

Corporate Obligations – (continued)
Telecommunication Services – 6.3%
	Altice France Holding SA (CCC+/WR)(d)
	4,555,000	10.500		05/15/27	5,124,375
	Altice France SA (B/B2)(d)
	7,090,000	7.375		05/01/26	7,373,600
	4,710,000	8.125		02/01/27	5,151,563
	225,000	5.500		01/15/28	229,500
	664,000	5.125		01/15/29	670,640
	CommScope, Inc. (CCC+/B3)(d)
	4,374,000	7.125		07/01/28	4,636,440
	Digicel Group 0.5 Ltd. (NR/Ca)(d) (g)(PIK 3.000%, Cash 5.000%)
	2,594,498	8.000		04/01/25	2,114,516
	Intelsat Jackson Holdings SA (NR/WR)(d)(h)
	8,485,000	8.500		10/15/24	5,303,125
	15,490,000	9.750		07/15/25	9,603,800
	Intelsat Luxembourg SA (NR/WR)(h)
	13,875,000	8.125		06/01/23	693,750
	Intelsat SA (NR/NR)(h)
	7,179,000	4.500		06/15/25	3,733,080
	Level 3 Financing, Inc. (BB/Ba3)
	5,155,000	5.250		03/15/26	5,303,206
	6,751,000	4.625	(d)	09/15/27	6,911,336
	5,804,000	4.250	(d)	07/01/28	5,862,040
	2,024,000	3.625	(d)	01/15/29	1,948,100
	LogMeIn, Inc. (B-/B2)(d)
	3,097,000	5.500		09/01/27	3,236,365
	Lumen Technologies, Inc (BB-/B2)
	2,414,000	6.875		01/15/28	2,685,575
	1,658,000	7.600		09/15/39	1,898,410
	Lumen Technologies, Inc. (BB-/B2)(d)
	961,000	4.500		01/15/29	935,774
	Nokia of America Corp. (NR/WR)
	5,200,000	6.450		03/15/29	5,694,000
	Nokia Oyj (BB+/Ba2)
	288,000	6.625		05/15/39	352,440
	Sprint Communications, Inc. (BB/B1)
	1,173,000	11.500		11/15/21	1,243,380
	5,413,000	6.000		11/15/22	5,791,910
	Sprint Corp. (BB/B1)
	10,247,000	7.875		09/15/23	11,707,197
	4,762,000	7.625		02/15/25	5,642,970
	4,611,000	7.625		03/01/26	5,648,475
	T-Mobile USA, Inc. (BB/NR)
	6,791,000	3.375		04/15/29	6,841,933
	T-Mobile USA, Inc. (BB/Ba3)
	1,327,000	6.000		04/15/24	1,333,635
	1,208,000	2.250		02/15/26	1,216,323
	1,313,000	2.625		04/15/26	1,337,619
	1,214,000	2.875		02/15/31	1,171,295
	Telecom Italia Capital SA (BB+/Ba2)
	6,696,000	7.200		07/18/36	8,436,960
	1,419,000	7.721		06/04/38	1,878,401

					131,711,733

Toys/Games/Hobbies – 0.4%
	Mattel, Inc. (B+/B1)
	2,278,000	3.150		03/15/23	2,312,170

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Toys/Games/Hobbies – (continued)
Mattel, Inc. (BB/Ba2)(d)
$363,000	6.750%	12/31/25	$381,604
1,439,000	3.375	04/01/26	1,467,780
1,515,000	5.875	12/15/27	1,657,031
2,034,000	3.750	04/01/29	2,046,713

			7,865,298

Water(d) – 0.1%
Solaris Midstream Holdings LLC (B/B3)
1,184,000	7.625	04/01/26	1,210,640

TOTAL CORPORATE OBLIGATIONS
(Cost $1,827,669,363)			$1,888,112,024

Shares	Description	Value

Common Stocks – 0.3%
Auto Components – 0.0%
1,229	Lear Corp.	$222,756

Energy Equipment & Services – 0.2%
11,439	Nabors Industries Ltd.(h)	1,068,975
160,208	Noble Corp.(h) (Energy Equipment & Services)	2,715,525

		3,784,500

Oil, Gas & Consumable Fuels(h) – 0.1%
51,044	Whiting Petroleum Corp.	1,809,510

TOTAL COMMON STOCKS
(Cost $4,065,486)		$5,816,766

Shares	Dividend Rate	Value

Preferred Stocks – 0.1%
Banks – 0.1%
Bank of America Corp.
64,000	4.375%	$1,600,000
(Cost $ 1,600,000)

Units	Expiration Date	Value

Warrant(h) – 0.0%
Noble Corp. (NR/NR)
4,596	02/05/28	$24,455
(Cost $11,490)

Shares	Dividend Rate	Value

Investment Company(i) – 3.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
72,950,280	0.036%	$72,950,280
(Cost $72,950,280)

Shares	Description	Value

Exchange Traded Funds – 0.8%
268,548	iShares Broad USD High Yield Corporate Bond ETF (NR/NR)	$11,061,492
72,079	iShares iBoxx High Yield Corporate Bond ETF (NR/NR)(e)	6,283,847

TOTAL EXCHANGE TRADED FUNDS
(Cost $17,090,381)		$17,345,339

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT
(Cost $1,948,852,175)		$2,012,096,158

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle(i) – 1.7%
Goldman Sachs Financial Square Government Fund – Institutional Shares
33,937,193	0.036%	$33,937,193
(Cost $33,937,193)

TOTAL INVESTMENTS – 98.7%
(Cost $1,982,789,368)		$2,046,033,351

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.3%		27,885,012

NET ASSETS – 100.0%		$2,073,918,363

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on March 31, 2021. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2021.

(c)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(d)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(e)	All or a portion of security is on loan.

(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(g)	Pay-in-kind securities.

(h)	Security is currently in default and/or non-income producing.

(i)	Represents an affiliated issuer.

Currency Abbreviations:
EUR	—Euro
GBP	—British Pound
USD	—U.S. Dollar

Investment Abbreviations:
CMT	—Constant Maturity Treasury Indexes
ETF	—Exchange Traded Fund
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
SOFR	—Secured Overnight Funding Rate
WR	—Withdrawn Rating

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2021, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
JPMorgan Securities, Inc.	GBP	1,649,205	USD	2,261,671	05/20/21	$12,274
MS & Co. Int. PLC	USD	1,295,708	EUR	1,075,719	04/09/21	33,977
State Street Bank (London)	USD	2,003,009	EUR	1,680,078	04/09/21	32,414
	USD	7,578,797	GBP	5,445,774	05/20/21	70,095
UBS AG (London)	USD	22,328,254	EUR	18,390,282	04/09/21	757,948
	USD	3,301,332	GBP	2,371,928	05/20/21	30,888

TOTAL						$937,596

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

HSBC Bank PLC	EUR	1,144,646	USD	1,380,877	04/09/21	(38,300)

FUTURES CONTRACTS — At March 31, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
2 Year U.S. Treasury Notes	449	06/30/21	$99,106,226	$(26,986)
10 Year U.S. Treasury Notes	1,214	06/21/21	158,958,125	(2,830,416)
20 Year U.S. Treasury Bonds	143	06/21/21	22,106,906	(803,153)

Total				$(3,660,555)

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

March 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts:
Ultra Long U.S. Treasury Bonds	(38)	06/21/21	$(6,886,313)	$37,166
Ultra 10 Year U.S. Treasury Notes	(121)	06/21/21	(17,386,188)	596,583
5 Year German Euro-Bobl	(79)	06/08/21	(12,514,257)	(9,392)
5 Year U.S. Treasury Notes	(82)	06/30/21	(10,118,672)	6,158

Total				$630,515

TOTAL FUTURES CONTRACTS				$(3,030,040)

SWAP CONTRACTS — At March 31, 2021, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund (a)	Credit Spread at March 31, 2021 (b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
Transocean,Inc. 8.000%, 02/01/27	(1.000)%	14.970	12/20/22	$1,075	$230,592	$152,045	$78,547
Protection Sold:
CDX.NA.HY Index 36	5.000	3.076	06/20/26	43,800	3,974,517	3,690,172	284,345
CDX.NA.EM Index 35	1.000	1.855	06/20/26	44,700	(1,851,543)	(1,423,055)	(428,488)
CDX.NA.HY Index 34	5.000	2.653	06/20/25	49,243	4,591,332	2,702,331	1,889,001

TOTAL					$6,944,898	$5,121,493	$1,823,405

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Reference Obligation/ Index	Financing Rate Paid by the Fund(a)	Counterparty	Termination Date(b)	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation)*

IBOXHY Index	0.196%	JPMorgan Securities, Inc.	06/20/21	$69	$304,318

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(a)	Payments made quarterly.
(b)	The Fund pays/receives annual coupon payments in accordance with the swap contract. On the termination date of the swap contract, the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

Abbreviation:
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments

March 31, 2021

Principal Amount		Interest Rate	Maturity Date	Value

Bank Loans(a) – 85.9%
Advertising(b) – 0.8%
	Advantage Sales & Marketing, Inc. (B/B2) (3M LIBOR + 5.250%)
	$3,491,250	6.000%	10/28/27	$3,481,893
	Clear Channel Outdoor Holdings, Inc. (B/B1) (3M LIBOR + 3.500%)
	4,152,135	3.712	08/21/26	3,982,603
	Red Ventures LLC (B+/B1) (1M LIBOR + 3.500%)
	2,817,938	4.250	11/08/24	2,814,415
	Terrier Media Buyer, Inc. (B+/B1) (1M LIBOR + 3.500%)
	5,732,633	3.609	12/17/26	5,676,109

				15,955,020

Aerospace & Defense – 1.0%
	ADS Tactical, Inc. (NR/NR)(c) (3M LIBOR + 5.750%)
	7,250,000	0.000	02/09/28	7,177,500
	Dynasty Acquisition Co., Inc. (B-/Caa1)(b)
	(3M LIBOR + 3.500%)
	3,839,443	3.703	04/06/26	3,714,853
	(3M LIBOR + 3.500%)
	2,064,217	3.703	04/06/26	1,997,233
	TransDigm, Inc. (B+/Ba3)(b)
	(1M LIBOR + 2.250%)
	3,997,409	2.359	08/22/24	3,919,380
	(1M LIBOR + 2.250%)
	2,992,424	2.359	12/09/25	2,927,578

				19,736,544

Airlines(b) – 1.4%
	Allegiant Travel Co. (B+/Ba3) (3M LIBOR + 3.000%)
	5,520,164	3.198	02/05/24	5,466,673
	American Airlines, Inc. (B-/Ba3) (1M LIBOR + 1.750%)
	6,351,000	1.859	01/29/27	5,783,729
	Atlantic Aviation FBO, Inc. (BB/B2) (1M LIBOR + 3.750%)
	4,471,816	3.860	12/06/25	4,464,348
	JetBlue Airways Corp. (B+/Ba2) (3M LIBOR + 5.250%)
	4,269,551	6.250	06/17/24	4,365,616
	Kestrel Bidco, Inc. (B-/B2)(6M LIBOR + 3.000%)
	2,034,698	4.000	12/11/26	1,971,744
	SkyMiles IP Ltd. (NR/Baa1) (3M LIBOR + 3.750%)
	3,500,000	4.750	10/20/27	3,671,500

				25,723,610

Automotive – Distributors(b) – 1.4%
	American Axle & Manufacturing, Inc. (BB/Ba2) (1M LIBOR + 2.250%)
	3,114,133	3.000	04/06/24	3,095,168
	Bombardier Recreational Products, Inc. (BB-/Ba3) (1M LIBOR + 2.000%)
	1,321,662	2.109	05/24/27	1,305,353
	Drive Chassis Holding Co. LLC (NR/NR) (3M LIBOR + 8.250%)
	2,525,000	8.484	04/10/26	2,556,891
	Highline Aftermarket Acquisition LLC (B/B2) (3M LIBOR + 4.500%)
	3,250,000	5.250	11/09/27	3,250,000
	Thor Industries, Inc. (BB+/NR) (3M LIBOR + 3.000%)
	2,974,809	3.201	02/01/26	2,975,285

Bank Loans(a) – (continued)
Automotive – Distributors(b) – (continued)
	Truck Hero, Inc. (B-/B2) (1M LIBOR + 3.750%)
	7,850,000	4.500	01/31/28	7,824,958
	Wand NewCo 3, Inc. (B-/B1) (1M LIBOR + 3.000%)
	6,045,483	3.109	02/05/26	5,966,166

				26,973,821

Automotive – Parts – 2.8%
	Adient US LLC (BB-/Ba3)(b) (1M LIBOR + 4.250%)
	4,540,976	4.359	05/06/24	4,535,299
	Belron Finance US LLC (BB+/Ba3)(b) (3M LIBOR + 2.250%)
	1,293,451	2.462	10/30/26	1,283,750
	Clarios Global LP (B/B1)(b)
	(1M EURIBOR + 3.250%)
EUR	1,111,765	3.250	04/30/26	1,293,519
	(1M LIBOR + 3.250%)
	$5,078,771	3.359	04/30/26	5,021,635
	CS Intermediate Holdco 2 LLC (B-/B1)(b) (1M LIBOR + 2.000%)
	2,932,178	2.750	11/02/23	2,823,131
	Dana, Inc. (BBB-/Baa3)(b) (1M LIBOR + 2.250%)
	2,100,000	2.359	02/27/26	2,091,600
	First Brands (NR/NR)(c)
	1,500,000	0.000	03/22/28	1,485,000
	(3M LIBOR + 5.000%)
	3,834,891	0.000	03/30/27	3,830,097
	Garrett LX I S.a.r.l. (NR/NR)(c)
	5,950,000	0.000	03/05/28	5,905,375
	Garrett LX III S.a r.l. (NR/WR)(b) (3M LIBOR + 2.500%)
	4,761,107	5.750	09/27/25	4,761,107
	Mavis Tire Express Services Corp. (B-/B2)(b)
	(1M LIBOR + 3.250%)
	2,618,906	3.359	03/20/25	2,606,755
	(1M LIBOR + 4.000%)
	1,446,375	5.000	03/20/25	1,443,670
	Navistar International Corp. (BB-/Ba2)(b) (1M LIBOR + 3.500%)
	4,973,702	3.620	11/06/24	4,972,459
	Tenneco, Inc. (B/Ba3)(b) (1M LIBOR + 3.000%)
	6,058,140	3.109	10/01/25	5,893,056
	Wheel Pros LLC (B-/B3)(b)
	5,545,226	6.250	11/06/27	5,520,994

				53,467,447

Building & Construction Material(b) – 0.2%
	RS Ivy Holdco, Inc. (B/B2) (3M LIBOR + 5.500%)
	3,591,000	6.500	12/23/27	3,591,000

Building Materials – 3.2%
	ACProducts, Inc. (B/B2)(b) (3M LIBOR + 6.500%)
	4,826,250	7.500	08/18/25	4,919,155
	American Builders & Contractors Supply Co., Inc. (BB+/Ba2)(b) (1M LIBOR + 2.000%)
	4,161,219	2.109	01/15/27	4,124,808
	Beacon Roofing Supply, Inc. (BB/B2)(b) (1M LIBOR + 2.250%)
	1,092,245	2.359	01/02/25	1,085,418
	Cornerstone Building Brands, Inc. (NR/B1)(c)
	3,100,000	0.000	04/12/28	3,084,500

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount		Interest Rate		Maturity Date	Value

Bank Loans(a) – (continued)
Building Materials – (continued)
	Cornerstone Building Brands, Inc. (B+/B1)(b) (1M LIBOR + 3.750%)
	$5,317,708	3.856%		04/12/25	$5,308,402
	CP Atlas Buyer, Inc. (B-/B2)(b) (3M LIBOR + 3.750%)
	4,850,000	4.250		11/23/27	4,814,401
	CPG International, Inc. (BB-/B2)(b) (3M LIBOR + 2.500%)
	4,297,400	3.250		05/05/24	4,292,029
	Gyp Holdings III Corp. (BB-/B1)(b) (1M LIBOR + 2.750%)
	3,221,060	2.859		06/01/25	3,202,539
	Hayward Industries, Inc. (B+/B3)(b)
	(1M LIBOR + 3.500%)
	4,115,380	3.609		08/05/24	4,107,684
	(1M LIBOR + 3.750%)
	641,937	4.500		08/04/26	641,135
	Ingersoll-Rand Services Co. (BB+/Ba2)(b) (1M LIBOR + 1.750%)
	1,732,500	1.865		03/01/27	1,708,678
	Jeld-Wen, Inc. (BB+/Ba2)(b) (1M LIBOR + 2.000%)
	2,015,813	2.109		12/14/24	2,003,214
	LBM Acquisition LLC (B/B2)
	1,324,148	0.000	(c)	12/17/27	1,317,766
	5,958,666	4.500	(b)	12/17/27	5,929,945
	MI Windows and Doors LLC (B+/B2)(b) (1M LIBOR + 3.750%)
	4,613,438	4.500		12/18/27	4,627,878
	Potters Industries LLC (B/B2)(b) (3M LIBOR + 4.000%)
	2,450,000	4.203		12/14/27	2,450,000
	Quikrete Holdings, Inc. (BB-/Ba3)(b) (1M LIBOR + 2.500%)
	4,837,486	2.609		02/01/27	4,799,463
	Winterfell Financing S.a.r.l. (NR/NR)(c)
EUR	3,000,000	0.000		02/18/28	3,489,955

					61,906,970

Capital Goods(b) – 0.1%
	Gates Global LLC (B+/B1) (1M LIBOR + 2.750%)
	$2,085,471	3.500		03/31/27	2,078,527

Chemicals – 4.9%
	Ascend Performance Materials Operations LLC (BB-/B1)(b) (3M LIBOR + 4.750%)
	2,843,995	5.500		08/27/26	2,878,948
	ASP Unifrax Holdings, Inc. (CCC/Caa3)(b) (3M LIBOR + 8.500%)
	1,975,000	8.684		12/14/26	1,797,250
	ASP Unifrax Holdings, Inc. (CCC+/Caa1)(b) (3M LIBOR + 3.750%)
	2,829,797	3.953		12/12/25	2,682,082
	Berry Global, Inc. (BBB-/Ba2)(b) (1M LIBOR + 1.750%)
	3,233,668	1.898		07/01/26	3,204,856
	Consolidated Energy Finance SA (B+/B1)(b) (1M LIBOR + 2.500%)
	3,899,873	2.609		05/07/25	3,802,376
	Cyanco Intermediate Corp. (B/B2)(b) (1M LIBOR + 3.500%)
	3,859,249	3.609		03/16/25	3,833,199
	Element Solutions, Inc. (BB/Ba2)(b) (1M LIBOR + 2.000%)
	3,161,104	2.109		01/31/26	3,142,138
	Emerald Performance Materials LLC (B/B2)(b) (1M LIBOR + 4.000%)
	5,097,883	5.000		08/12/25	5,097,883

Bank Loans(a) – (continued)
Chemicals – (continued)
	GrafTech Finance, Inc. (BB/Ba3)(b) (1M LIBOR + 3.000%)
	2,880,605	3.500		02/12/25	2,877,004
	Hexion, Inc. (B+/Ba3)(b) (3M LIBOR + 3.500%)
	4,564,297	3.740		07/01/26	4,561,467
	Illuminate Buyer LLC (B+/B1)(b) (1M LIBOR + 3.500%)
	5,093,500	3.609		06/30/27	5,065,893
	INEOS Enterprises Holdings US Finco LLC (BB/B1)(b) (3M LIBOR + 3.500%)
	4,455,747	4.500		08/28/26	4,456,861
	INEOS Styrolution US Holding LLC (NR/NR)(b) (3M LIBOR + 2.750%)
	2,625,000	3.250		01/29/26	2,615,156
	Innophos, Inc. (B+/B1)(b) (1M LIBOR + 3.500%)
	1,890,452	3.609		02/07/27	1,883,363
	Momentive Performance Materials, Inc. (B/B2)(b) (1M LIBOR + 3.250%)
	6,803,881	3.360		05/15/24	6,684,813
	NIC Acquisition Corp. (B/B3)(b)(6M LIBOR + 3.750%)
	3,325,000	4.500		12/29/27	3,322,240
	Plaze, Inc. (B/B3)(b) (1M LIBOR + 3.750%)
	1,622,563	4.500		08/03/26	1,613,103
	Polar US Borrower LLC (B-/B2)(b) (1M LIBOR + 4.750%)
	4,586,637	4.857		10/15/25	4,552,237
	PQ Corp. (BB-/B1)(b)
	(3M LIBOR + 2.250%)
	3,106,586	2.462		02/07/27	3,080,708
	(3M LIBOR + 3.000%)
	3,700,000	4.000		02/07/27	3,698,446
	Starfruit Finco B.V. (B+/B1)(b) (1M LIBOR + 2.750%)
	11,126,207	2.860		10/01/25	10,947,743
	The Chemours Co. (BB/Ba1)(b) (1M LIBOR + 1.750%)
	3,417,545	1.860		04/03/25	3,312,182
	Trinseo Materials Operating S.C.A. (NR/NR)(c)
	4,000,000	0.000		03/18/28	3,955,000
	Tronox Finance LLC (BB-/Ba3)(b) (3M LIBOR + 2.500%)
	1,856,380	2.678		03/10/28	1,845,167
	Univar, Inc. (BB+/Ba3)(b) (1M LIBOR + 2.250%)
	3,115,414	2.359		07/01/24	3,102,765

					94,012,880

Coal(b) – 0.2%
	Oxbow Carbon LLC (BB-/B1) (1M LIBOR + 4.250%)
	4,424,217	5.000		10/13/25	4,422,005

Commercial Services – 3.3%
	AlixPartners LLP (B+/B1)(b) (1M LIBOR + 2.750%)
	4,200,000	3.250		02/04/28	4,181,898
	Allied Universal Holding Co. LLC (B-/B3)(b) (1M LIBOR + 4.250%)
	4,368,636	4.359		07/10/26	4,353,345
	Amentum Government Services Holdings LLC (B/B1)(b)
	(1M LIBOR + 3.500%)
	853,550	3.609		01/29/27	844,306
	(3M LIBOR + 4.750%)
	4,100,000	5.500		01/29/27	4,105,125

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount		Interest Rate		Maturity Date	Value

Bank Loans(a) – (continued)
Commercial Services – (continued)
	Ankura Consulting Group LLC (NR/NR)(b) (1M LIBOR + 4.500%)
	$2,000,000	5.250%		03/17/28	$1,982,500
	Ankura Consulting Group LLC (CCC/Caa2)(b) (1M LIBOR + 8.000%)
	600,000	8.750		03/12/29	600,000
	APX Group, Inc. (B-/B3)(b) (1M LIBOR + 5.000%)
	4,173,795	5.109		12/31/25	4,168,578
	AQ Carver Buyer, Inc. (B/B2)(b)(6M LIBOR + 5.000%)
	2,172,500	6.000		09/23/25	2,156,206
	Avis Budget Car Rental LLC (BB-/Ba2)(b) (1M LIBOR + 2.250%)
	2,003,836	2.360		08/06/27	1,951,556
	Conservice Midco LLC (B/B2)(b) (3M LIBOR + 4.250%)
	2,492,475	4.453		05/13/27	2,488,736
	Da Vinci Purchaser Corp. (B/B2)(b) (3M LIBOR + 4.000%)
	3,970,000	5.000		01/08/27	3,968,769
	Fleet U.S. Bidco, Inc. (B+/B2)(b) (1M LIBOR + 3.000%)
	2,570,950	3.109		10/07/26	2,545,240
	Fly Funding II S.a.r.l. (BB+/Ba3)(b) (3M LIBOR + 6.000%)
	1,456,563	7.000		10/08/25	1,460,204
	Garda World Security Corp. (NR/NR)(c) (1M LIBOR + 4.250%)
	2,100,000	0.000		10/30/26	2,099,118
	GlobalLogic Holdings, Inc. (B/B2)(b) (1M LIBOR + 3.750%)
	2,089,500	4.500		09/14/27	2,084,276
	IRB Holding Corp. (B/B2)(b)
	(3M LIBOR + 3.250%)
	2,094,750	4.250		12/15/27	2,084,926
	(6M LIBOR + 2.750%)
	5,638,456	3.750		02/05/25	5,587,823
	Northstar Group Services, Inc. (NR/NR)(b) (3M LIBOR + 5.500%)
	2,683,125	6.500		11/09/26	2,689,833
	Packers Holdings LLC (B-/B2)(b) (3M LIBOR + 3.250%)
	6,200,000	4.000		03/09/28	6,125,104
	Trans Union LLC (BBB-/Ba2)(b) (1M LIBOR + 1.750%)
	2,341,827	1.859		11/16/26	2,324,264
	Verisure Holding AB (NR/NR)(c)
EUR	5,000,000	0.000		01/15/28	5,836,294

					63,638,101

Computers(b) – 0.1%
	Redstone Buyer LLC (B/B1) (3M LIBOR + 5.000%)
	$2,593,500	6.000		09/01/27	2,599,984

Construction Machinery(b) – 0.1%
	Welbilt, Inc. (CCC+/B3) (1M LIBOR + 2.500%)
	2,147,500	2.607		10/23/25	2,050,863

Consumer Cyclical Services(b) – 0.2%
	KAR Auction Services, Inc. (B/Ba3) (1M LIBOR + 2.250%)
	3,461,228	2.375		09/19/26	3,387,677

Consumer Cyclical Services – Business – 1.6%
	Colorado Buyer, Inc. (CC/Caa2)(b) (3M LIBOR + 7.250%)
	2,875,000	8.250		05/01/25	2,846,250
	GT Polaris, Inc. (NR/NR)
	1,575,000	0.000	(c)	09/24/27	1,573,031

Bank Loans(a) – (continued)
Consumer Cyclical Services – Business – (continued)
	GT Polaris, Inc. (NR/NR) – (continued)
	(3M LIBOR + 3.750%)
	1,271,813	4.500	(b)	09/24/27	1,270,223
	Guidehouse LLP (B-/B2)(b) (1M LIBOR + 4.000%)
	5,327,847	4.109		05/01/25	5,322,146
	Sabre GLBL, Inc. (B/Ba3)(b)
	(1M LIBOR + 2.000%)
	3,353,076	2.109		02/22/24	3,306,301
	(1M LIBOR + 4.000%)
	1,496,250	4.750		12/17/27	1,510,285
	Science Applications International Corp. (BB+/Ba1)(b) (1M LIBOR + 1.875%)
	1,625,000	1.984		03/12/27	1,622,969
	Stats Intermediate Holdings LLC (B-/B2)(b) (3M LIBOR + 5.250%)
	1,825,537	5.448		07/10/26	1,817,559
	Tempo Acquisition LLC (B/B1)(b) (1M LIBOR + 3.250%)
	2,462,316	3.750		11/02/26	2,460,273
	The House of HR (NR/NR)(b)(6M EURIBOR + 3.750%)
EUR	2,475,000	3.750		07/27/26	2,893,377
	USS Ultimate Holdings, Inc. (B-/B1)(b) (1M LIBOR + 3.750%)
	$4,499,205	4.750		08/25/24	4,498,845
	USS Ultimate Holdings, Inc. (CCC/Caa1)(b) (1M LIBOR + 7.750%)
	2,225,000	8.750		08/25/25	2,217,769

					31,339,028

Consumer Products – 0.5%
	Coty, Inc. (B/B3)(b) (3M LIBOR + 2.250%)
	3,567,136	2.354		04/07/25	3,422,809
	Kronos Acquisition Holdings, Inc. (B-/B2)(b) (3M LIBOR + 3.750%)
	2,618,438	4.250		12/22/26	2,578,218
	Proampac PG Borrower LLC (B-/B2)(c)
	2,625,000	0.000		11/03/25	2,621,299

					8,622,326

Consumer Products & Services(b) – 0.1%
	Rent-A-Center, Inc. (NR/NR) (1M LIBOR + 4.000%)
	1,100,000	4.750		02/17/28	1,104,587

Consumer Products – Household & Leisure(b) – 0.5%
	Diamond (BC) B.V. (B/Ba3) (1M LIBOR + 3.000%)
	3,049,894	3.109		09/06/24	3,032,418
	Harbor Freight Tools USA, Inc. (BB-/Ba3) (1M LIBOR + 3.000%)
	3,989,151	3.750		10/19/27	3,981,891
	Prestige Brands, Inc. (BB/Ba2) (1M LIBOR + 2.000%)
	1,766,878	2.109		01/26/24	1,765,040

					8,779,349

Consumer Products – Industrial(c) – 0.1%
	The Hillman Group, Inc. (NR/NR)
	1,122,152	0.000		02/23/28	1,115,609
	227,848	0.000		02/23/28	226,520

					1,342,129

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount		Interest Rate	Maturity Date	Value

Bank Loans(a) – (continued)
Consumer Products – Non Durable(b) – 0.5%
	Alphabet Holding Co., Inc. (B-/B3) (1M LIBOR + 3.500%)
	$3,523,020	3.609%	09/26/24	$3,492,758
	Alphabet Holding Co., Inc. (CCC/Caa2) (1M LIBOR + 7.750%)
	2,575,000	7.865	09/26/25	2,576,390
	HLF Financing S.a.r.l. (BB+/Ba1) (1M LIBOR + 2.500%)
	3,506,568	2.609	08/18/25	3,489,035

				9,558,183

Distributor(b) – 0.1%
	UGI Energy Services LLC (NR/Ba3) (1M LIBOR + 3.750%)
	2,608,822	3.859	08/13/26	2,599,039

Diversified Financial Services – 3.4%
	Advisor Group, Inc. (B-/B2)(b) (1M LIBOR + 4.500%)
	1,960,113	4.615	07/31/26	1,957,663
	Bellis Acquisition Company 1 PLC (NR/NR)(c)
EUR	1,400,000	0.000	02/10/26	1,638,020
	Blackstone CQP Holdco LP (B+/B1)(b) (3M LIBOR + 3.500%)
	$6,315,020	3.687	09/30/24	6,295,317
	Citadel Securities LP (BBB-/Ba1)(b) (1M LIBOR + 2.500%)
	3,900,000	2.609	02/29/28	3,854,487
	DLG Acquisitions Ltd. (NR/NR)(b)(6M EURIBOR + 3.500%)
EUR	1,825,000	3.500	05/15/26	2,132,152
	DRW Holdings LLC (BB-/B1)(b) (1M LIBOR + 3.750%)
	$2,175,000	3.859	03/01/28	2,169,563
	Edelman Financial Center LLC (B/B2)(b) (1M LIBOR + 3.000%)
	3,600,279	3.109	07/21/25	3,576,661
	FinCo I LLC (BB/Baa3)(b) (1M LIBOR + 2.500%)
	3,228,999	2.609	06/27/25	3,205,783
	First Eagle Holdings, Inc. (BB/Ba2)(b) (3M LIBOR + 2.500%)
	4,035,191	2.703	02/01/27	3,978,012
	Fiserv Investment Solutions, Inc. (B/B2)(b) (3M LIBOR + 4.000%)
	2,534,233	4.189	02/18/27	2,530,001
	Franklin Square Holdings LP (BB/Ba1)(b) (1M LIBOR + 2.250%)
	1,276,658	2.375	08/01/25	1,267,083
	GBT Group Services B.V. (B/NR)(b) (1M LIBOR + 2.500%)
	3,544,629	2.611	08/13/25	3,401,355
	Jefferies Finance LLC (BB-/Ba3)(b) (1M LIBOR + 3.000%)
	3,946,086	3.125	06/03/26	3,907,612
	KREF Holdings X LLC (BB-/Ba2)(b) (3M LIBOR + 4.750%)
	1,271,813	5.750	08/05/27	1,274,992
	MHI Holdings LLC (B/B2)(b) (1M LIBOR + 5.000%)
	3,052,662	5.109	09/21/26	3,058,706
	NFP Corp. (B/B1)(b) (1M LIBOR + 3.250%)
	3,241,814	3.359	02/15/27	3,190,139
	Nielsen Finance LLC (BBB-/Ba1)(b) (1M EURIBOR + 3.750%)
EUR	501,907	3.750	06/04/25	589,934
	Radar Bidco S.a.r.l. (NR/NR)(b) (3M EURIBOR + 8.000%)
	1,149,826	8.000	12/16/24	1,417,088
	Syncapay, Inc. (B/B2)(b) (3M LIBOR + 6.500%)
	$4,620,938	7.500	12/10/27	4,615,161
	Vertical Midco GmbH (NR/NR)(c)(6M LIBOR + 4.250%)
	5,428,395	0.000	07/30/27	5,436,538
	VFH Parent LLC (B+/Ba3)(b) (1M LIBOR + 3.000%)
	1,721,820	3.110	03/01/26	1,715,742

Bank Loans(a) – (continued)
Diversified Financial Services – (continued)
	Victory Capital Holdings, Inc. (NR/Ba3)(b)(1 Week LIBOR + 2.250%)
	3,917,519	2.439	07/01/26	3,876,699

				65,088,708

Diversified Manufacturing – 1.9%
	AI Aqua Merger Sub, Inc. (B/B2)(b)
	(1M LIBOR + 3.250%)
	963,792	4.250	12/13/23	961,989
	(1M LIBOR + 3.250%)
	1,601,514	4.250	12/13/23	1,593,506
	Apex Tool Group LLC (CCC+/B3)(b) (1M LIBOR + 5.250%)
	4,569,501	6.500	08/01/24	4,562,373
	Atkore International, Inc. (BB-/Ba3)(b) (3M LIBOR + 2.750%)
	3,732,485	3.750	12/22/23	3,737,151
	Core & Main LP (B/B2)(b) (3M LIBOR + 2.750%)
	4,030,286	3.750	08/01/24	4,010,941
	Dynacast International LLC (NR/NR)(b) (3M LIBOR + 4.750%)
	3,049,457	5.750	07/19/25	3,030,398
	Gardner Denver, Inc. (BB+/Ba2)(b) (1M LIBOR + 1.750%)
	1,491,897	1.857	03/01/27	1,471,384
	KP Germany Erste GmbH (B/B2)(c)
EUR	1,550,000	0.000	02/04/26	1,787,293
	Robertshaw US Holding Corp. (CCC-/Caa3)(b) (1M LIBOR + 8.000%)
	$4,650,000	9.000	02/28/26	3,983,515
	Rohm Holding GmbH (B-/B3)(b)(6M LIBOR + 5.000%)
	2,687,046	5.228	07/31/26	2,674,444
	Titan Acquisition Ltd. (B-/B2)(b)(6M LIBOR + 3.000%)
	8,177,759	3.267	03/28/25	8,000,547

				35,813,541

Electrical(b) – 0.1%
	Talen Energy Supply LLC (BB-/Ba3) (1M LIBOR + 3.750%)
	1,948,676	3.859	07/08/26	1,890,216

Electrical Equipment(b) – 0.3%
	Brookfield WEC Holdings, Inc. (B/B2) (1M LIBOR + 2.750%)
	6,476,686	3.250	08/01/25	6,416,777

Electrical Utilities(b) – 0.6%
	Energizer Holdings, Inc. (NR/NR) (1M LIBOR + 2.250%)
	2,825,000	2.750	12/22/27	2,809,688
	Pacific Gas & Electric Co. (BB-/B1) (3M LIBOR + 3.000%)
	8,016,807	3.500	06/23/25	7,999,250

				10,808,938

Energy(b) – 0.2%
	Granite Acquisition, Inc. (B+/B1) (3M LIBOR + 2.750%)
	2,825,000	3.250	03/31/28	2,814,406

Engineering & Construction – 0.2%
	DG Investment Intermediate Holdings 2, Inc. (NR/NR)(c)
	1,633,009	0.000	03/17/28	1,623,831
	341,991	0.000	03/17/28	340,069
	600,000	0.000	03/18/29	600,000
	Rockwood Service Corp. (B/B2)(b) (1M LIBOR + 4.000%)
	1,485,000	4.359	01/23/27	1,486,233

				4,050,133

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount		Interest Rate	Maturity Date	Value

Bank Loans(a) – (continued)
Entertainment – 2.4%
	Allen Media LLC (BB-/Ba3)(b) (3M LIBOR + 5.500%)
	$4,568,142	5.703%	02/10/27	$4,554,438
	Alterra Mountain Co. (B/B2)(b)
	(1M LIBOR + 2.750%)
	3,473,883	2.859	07/31/24	3,410,936
	(1M LIBOR + 4.500%)
	2,737,662	5.500	08/01/26	2,744,506
	AMC Entertainment Holdings, Inc. (CCC/Caa2)(b) (3M LIBOR + 3.000%)
	1,951,924	3.195	04/22/26	1,681,700
	Amer Sports Oyj (NR/NR)(b) (1M EURIBOR + 4.500%)
EUR	3,225,000	4.500	03/30/26	3,734,683
	Banijay Entertainment S.A.S (B/B1)(b) (1M LIBOR + 3.750%)
	$5,127,991	3.854	03/01/25	5,068,147
	Carnival Corp. (BB-/Ba2)(b) (1M LIBOR + 7.500%)
	2,166,410	8.500	06/30/25	2,231,403
	CityCenter Holdings LLC (B+/B2)(b) (1M LIBOR + 2.250%)
	3,529,727	3.000	04/18/24	3,481,688
	Crown Finance US, Inc. (B-/B3)(b) (3M LIBOR + 7.000%)
	465,028	7.203	05/23/24	586,516
	Crown Finance US, Inc. (CCC/Caa2)(b)
	(6M LIBOR + 2.500%)
	3,077,208	3.500	02/28/25	2,623,381
	(6M LIBOR + 2.750%)
	1,086,229	3.750	09/30/26	916,843
	Motion Finco S.a.r.l. (CCC+/B2)(c)
	3,129,782	0.000	11/12/26	3,019,676
	411,343	0.000	11/12/26	396,872
	PCI Gaming Authority (BB+/Ba3)(b) (1M LIBOR + 2.500%)
	4,918,308	2.609	05/29/26	4,879,601
	SeaWorld Parks & Entertainment, Inc. (B-/B2)(b) (1M LIBOR + 3.000%)
	3,815,065	3.750	03/31/24	3,746,508
	Vue International Bidco PLC (CCC+/Caa1)(b)(6M EURIBOR + 4.750%)
EUR	2,286,096	4.750	07/03/26	2,375,577
	WMG Acquisition Corp. (BB/Ba3)(b) (1M LIBOR + 2.125%)
	$1,136,053	2.234	01/20/28	1,130,725

				46,583,200

Environmental(b) – 0.6%
	EnergySolutions LLC (B-/B3) (3M LIBOR + 3.750%)
	4,466,002	4.750	05/09/25	4,438,089
	GFL Environmental, Inc. (BB-/Ba3) (3M LIBOR + 3.000%)
	4,566,720	3.500	05/30/25	4,566,720
	Innovative Water Care Global Corp. (CCC+/Caa1) (3M LIBOR + 5.000%)
	2,219,800	6.000	02/27/26	2,079,952

				11,084,761

Food & Beverages – 1.4%
	CHG PPC Parent LLC (B/B2)(b) (1M LIBOR + 2.750%)
	2,580,647	2.857	03/31/25	2,541,938
	Chobani LLC (B-/B1)(b) (1M LIBOR + 3.500%)
	3,184,000	4.500	10/20/27	3,179,224
	City Brewing Co. LLC (NR/NR)(c)
	2,425,000	0.000	03/31/28	2,412,875

Bank Loans(a) – (continued)
Food & Beverages – (continued)
	Froneri International Ltd. (B+/B1)(b)
	(1M LIBOR + 2.250%)
	5,161,000	2.359	01/29/27	5,086,423
	(6M EURIBOR + 2.625%)
EUR	1,100,000	2.625	01/29/27	1,274,168
	Froneri International Ltd. (B-/B3)(b) (1M LIBOR + 5.750%)
	$750,000	5.859	01/31/28	758,910
	Post Holdings, Inc. (NR/B2)(b) (1M LIBOR + 4.000%)
	1,157,322	4.750	10/21/24	1,162,622
	Shearer’s Foods, Inc. (NR/B2)(b) (3M LIBOR + 3.500%)
	1,268,633	4.250	09/23/27	1,265,258
	Sigma Bidco B.V. (NR/NR)(b)(6M LIBOR + 3.000%)
	4,463,431	3.260	07/02/25	4,397,596
	Sunshine Investments B.V. (B+/B1)(b)
	(3M EURIBOR + 3.250%)
EUR	525,000	3.250	03/28/25	614,239
	(3M LIBOR + 3.250%)
	$3,137,728	3.448	03/28/25	3,116,800

				25,810,053

Food & Drug Retailing – 0.4%
	B&G Foods, Inc. (BB/Ba2)(b) (1M LIBOR + 2.500%)
	1,350,000	2.609	10/10/26	1,347,300
	United Natural Foods, Inc. (B/B2)(c)
	3,366,744	0.000	10/22/25	3,362,132
	US Foods, Inc. (BB-/B3)(b)
	(1M LIBOR + 1.750%)
	1,914,948	1.859	06/27/23	1,887,813
	(1M LIBOR + 2.000%)
	1,496,203	2.109	09/13/26	1,464,842

				8,062,087

Gaming – 1.3%
	Caesars Resort Collection LLC (B+/B1)(b) (1M LIBOR + 2.750%)
	6,918,415	2.859	12/23/24	6,811,733
	Penn National Gaming, Inc. (BB-/B1)(c)
	1,670,231	0.000	10/15/25	1,661,095
	Scientific Games International, Inc. (B+/B1)(b) (1M LIBOR + 2.750%)
	9,684,477	2.859	08/14/24	9,490,109
	The Stars Group Holdings B.V. (BBB-/Ba1)(b) (3M LIBOR + 3.500%)
	3,978,609	3.703	07/10/25	3,980,837
	UFC Holdings LLC (B/B2)(b)(6M LIBOR + 3.000%)
	2,544,850	3.750	04/29/26	2,532,915

				24,476,689

Health Care – Pharmaceuticals(b) – 1.0%
	Amedes Holding AG (B/B2) (3M EURIBOR + 3.000%)
EUR	3,010,720	3.000	06/08/26	3,508,605
	Bausch Health Cos., Inc. (BB/Ba2)
	(1M LIBOR + 2.750%)
	$2,172,111	2.859	11/27/25	2,158,275
	(1M LIBOR + 3.000%)
	8,463,722	3.109	06/02/25	8,431,644

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount		Interest Rate	Maturity Date	Value

Bank Loans(a) – (continued)
Health Care – Pharmaceuticals(b) – (continued)
	Grifols Worldwide Operations USA, Inc. (BB+/Ba2)(1 Week LIBOR + 2.000%)
	$4,887,026	2.081%	11/15/27	$4,829,848

				18,928,372

Health Care – Services – 4.8%
	Air Methods Corp. (B/B3)(b) (3M LIBOR + 3.500%)
	2,046,060	4.500	04/22/24	1,977,783
	Biogroup-LCD (NR/NR)(c)
EUR	2,000,000	0.000	01/28/28	2,329,897
	Change Healthcare Holdings LLC (B+/B1)(b) (3M LIBOR + 2.500%)
	$2,612,479	3.500	03/01/24	2,608,325
	DaVita, Inc. (BBB-/Ba1)(c)
	1,620,896	0.000	08/12/26	1,610,425
	Envision Healthcare Corp. (CCC/Caa1)(b) (1M LIBOR + 3.750%)
	6,713,041	3.859	10/10/25	5,776,035
	ExamWorks Group, Inc. (B/B1)(b) (3M LIBOR + 3.250%)
	2,573,127	4.250	07/27/23	2,569,911
	Gentiva Health Services, Inc. (B/B1)(b) (1M LIBOR + 2.750%)
	3,597,180	2.875	07/02/25	3,571,712
	Global Medical Response, Inc. (B/B2)(b)
	(3M LIBOR + 4.250%)
	3,011,097	5.250	03/14/25	2,990,140
	(3M LIBOR + 4.750%)
	3,316,687	5.750	10/02/25	3,303,421
	Help At Home, Inc. (B-/B1)(b) (3M LIBOR + 5.000%)
	1,864,655	6.000	10/29/27	1,869,317
	IQVIA, Inc. (BBB-/Ba1)(b) (1M LIBOR + 1.750%)
	1,620,801	1.859	01/17/25	1,610,671
	Matrix Medical Network of Arizona LLC (B/B2)(b) (1M LIBOR + 4.500%)
	1,430,000	5.500	02/17/25	1,432,388
	MPH Acquisition Holdings LLC (B+/Ba3)(b) (3M LIBOR + 2.750%)
	6,515,057	3.750	06/07/23	6,475,836
	Onex TSG Intermediate Corp. (B/B2)(b) (3M LIBOR + 4.750%)
	3,350,000	5.500	02/28/28	3,311,107
	Parexel International Corp. (B-/B2)(b) (1M LIBOR + 2.750%)
	3,380,275	2.859	09/27/24	3,338,562
	Pluto Acquisition I, Inc. (B-/B2)(b) (1M LIBOR + 5.000%)
	1,246,875	5.500	06/22/26	1,246,875
	PPD, Inc. (BB-/Ba2)(b) (1M LIBOR + 2.250%)
	6,450,000	2.750	01/13/28	6,412,009
	RegionalCare Hospital Partners Holdings, Inc. (B/B1)(b) (1M LIBOR + 3.750%)
	7,349,810	3.859	11/16/25	7,328,789
	Rodenstock GmbH (NR/NR)(b)(6M EURIBOR + 5.250%)
EUR	2,725,000	5.250	06/15/26	3,201,200
	Sotera Health Holdings LLC (B+/B1)(b) (3M LIBOR + 4.500%)
	$6,200,000	3.250	12/11/26	6,176,750
	Team Health Holdings, Inc. (B-/Caa1)(b) (1M LIBOR + 2.750%)
	7,056,625	3.750	02/06/24	6,545,443
	U.S. Renal Care, Inc. (B-/B2)(b) (1M LIBOR + 5.000%)
	6,018,833	5.125	06/26/26	5,979,350
	Verscend Holding Corp. (B+/B2)(b) (1M LIBOR + 4.500%)
	5,918,251	4.607	08/27/25	5,911,564

Bank Loans(a) – (continued)
Health Care – Services – (continued)
	Vizient, Inc. (BB-/Ba2)(b) (1M LIBOR + 2.000%)
	1,972,405	2.109	05/06/26	1,950,215
	WP CityMD Bidco LLC (B-/B2)(b) (3M LIBOR + 3.750%)
	1,435,500	4.500	08/13/26	1,432,715

				90,960,440

Home Construction(b) – 0.5%
	Foundation Building Materials Holding Co. LLC (B/B2)
	(1M LIBOR + 3.250%)
	2,225,954	3.750	02/03/28	2,203,138
	(1M LIBOR + 3.250%)
	3,849,046	3.750	02/03/28	3,809,593
	Park River Holdings, Inc. (NR/NR) (3M LIBOR + 3.250%)
	3,900,000	4.000	12/28/27	3,873,207

				9,885,938

Home Furnishings(b) – 0.0%
	AI Aqua Merger Sub, Inc. (B/B2) (1M LIBOR + 5.250%)
	498,744	6.250	12/13/23	498,953

Household Products(b) – 0.0%
	Spectrum Brands, Inc. (BB-/Ba1) (3M LIBOR + 2.000%)
	675,000	2.500	03/03/28	672,894

Industrial Services(c) – 0.1%
	Fluid-Flow Products, Inc. (NR/NR)
	276,000	0.000	03/16/28	274,275
	1,449,000	0.000	03/16/28	1,439,944

				1,714,219

Insurance – 2.0%
	Acrisure LLC (B/B2)(b) (3M LIBOR + 3.500%)
	6,432,506	3.703	02/15/27	6,346,761
	Alliant Holdings Intermediate LLC (B/B2)(b)
	(1M LIBOR + 3.250%)
	4,778,502	3.359	05/09/25	4,711,699
	(1M LIBOR + 3.250%)
	1,620,833	3.359	05/09/25	1,599,617
	AssuredPartners Capital, Inc. (B/B1)(c)
	997,481	0.000	02/12/27	997,232
	AssuredPartners, Inc. (B/B1)(b) (1M LIBOR + 3.500%)
	1,836,564	3.609	02/12/27	1,814,378
	HUB International Ltd. (B/B2)(b) (3M LIBOR + 3.000%)
	6,137,276	3.215	04/25/25	6,046,628
	OneDigital Borrower LLC (B/B3)(b) (3M LIBOR + 4.500%)
	1,752,051	5.250	11/16/27	1,750,596
	Ryan Specialty Group LLC (B/B1)(b) (1M LIBOR + 3.000%)
	1,471,303	3.750	09/01/27	1,468,846
	Sedgwick Claims Management Services, Inc. (B/B2)(b)
	(1M LIBOR + 3.250%)
	6,095,552	3.359	12/31/25	6,008,324
	(1M LIBOR + 4.250%)
	545,875	5.250	09/03/26	546,328
	USI, Inc. (B/B2)(b) (3M LIBOR + 3.000%)
	6,092,696	3.203	05/16/24	6,019,828

				37,310,237

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount		Interest Rate	Maturity Date	Value

Bank Loans(a) – (continued)
Lodging(b) – 0.1%
	Four Seasons Hotels Ltd. (BB+/Ba3) (1M LIBOR + 2.000%)
	$1,939,870	2.109%	11/30/23	$1,933,507

Machinery(b) – 0.4%
	Clark Equipment Co. (BB+/Ba3) (3M LIBOR + 1.750%)
	2,437,199	1.953	05/18/24	2,414,558
	Shape Technologies Group, Inc. (CCC+/Caa2) (1M LIBOR + 3.000%)
	2,862,006	3.109	04/21/25	2,592,490
	Star US Bidco LLC (B-/B3) (1M LIBOR + 4.250%)
	1,986,244	5.250	03/17/27	1,965,150

				6,972,198

Media(c) – 0.1%
	Adevinta ASA (NR/NR)
EUR	1,250,000	0.000	11/05/27	1,467,092
	$950,000	0.000	11/05/27	949,411

				2,416,503

Media – Broadcasting & Radio(b) – 1.3%
	Ascend Learning LLC (B-/B1) (1M LIBOR + 3.000%)
	2,456,415	4.000	07/12/24	2,443,519
	Cumulus Media New Holdings, Inc. (B/B2) (3M LIBOR + 3.750%)
	5,213,735	4.750	03/31/26	5,139,856
	Diamond Sports Group LLC (CCC+/B2) (1M LIBOR + 3.250%)
	2,735,083	3.360	08/24/26	1,866,694
	Digital Room Holdings, Inc. (B-/B2)(6M LIBOR + 5.000%)
	2,977,025	5.203	05/21/26	2,912,512
	Nexstar Broadcasting, Inc. (BB/Ba3)
	(1M LIBOR + 2.250%)
	1,880,698	2.360	01/17/24	1,867,815
	(1M LIBOR + 2.500%)
	2,221,570	2.615	09/18/26	2,202,976
	Renaissance Holding Corp. (B-/B2) (1M LIBOR + 3.250%)
	4,305,581	3.359	05/30/25	4,194,368
	Renaissance Holding Corp. (CCC/Caa2) (1M LIBOR + 7.000%)
	3,200,000	7.109	05/29/26	3,187,200
	The E.W. Scripps Co. (BB-/Ba3) (1M LIBOR + 3.000%)
	1,346,625	3.750	01/07/28	1,340,525

				25,155,465

Media – Cable(b) – 1.7%
	Altice Financing SA (B/B2)
	(1M LIBOR + 2.750%)
	1,959,288	2.856	07/15/25	1,917,378
	(3M LIBOR + 2.750%)
	4,018,290	2.953	01/31/26	3,934,147
	Charter Communications Operating LLC (BBB-/Ba1) (1M LIBOR + 1.750%)
	1,293,434	1.860	02/01/27	1,286,320
	Cogeco Communications, Inc. (BB/B1) (1M LIBOR + 2.000%)
	3,246,002	2.109	01/03/25	3,208,478
	CSC Holdings LLC (BB/Ba3)
	(1M LIBOR + 2.250%)
	3,902,317	2.356	07/17/25	3,844,602
	(1M LIBOR + 2.500%)
	3,905,081	2.606	04/15/27	3,853,495

Bank Loans(a) – (continued)
Media – Cable(b) – (continued)
	iHeartCommunications, Inc. (B+/B1) (1M LIBOR + 4.000%)
	1,761,688	4.750	05/01/26	1,762,234
	Midcontinent Communications (BB+/Ba3) (1M LIBOR + 1.750%)
	1,620,886	1.859	08/15/26	1,612,782
	Univision Communications, Inc. (B/B2) (1M LIBOR + 3.750%)
	1,897,829	4.750	03/15/26	1,894,603
	Virgin Media Bristol LLC (BB-/Ba3) (1M LIBOR + 2.500%)
	4,858,080	2.606	01/31/28	4,810,616
	Ziggo Financing Partnership B.V. (B+/B1) (1M LIBOR + 2.500%)
	4,500,000	2.606	04/30/28	4,450,905

				32,575,560

Media – Non Cable – 2.9%
	Cambium Learning Group, Inc. (B-/B3)(b) (3M LIBOR + 4.500%)
	7,151,102	4.703	12/18/25	7,149,171
	Entercom Media Corp. (BB-/Ba3)(b) (1M LIBOR + 2.500%)
	2,505,377	2.609	11/18/24	2,447,127
	Getty Images, Inc. (B-/B2)(b)(1 Week LIBOR + 4.500%)
	7,309,559	4.625	02/19/26	7,226,961
	Gray Television, Inc. (BB/Ba2)(c)
	4,650,000	0.000	01/02/26	4,615,869
	Hubbard Radio LLC (B/B2)(b) (3M LIBOR + 4.250%)
	3,516,231	5.250	03/28/25	3,481,068
	iHeartCommunications, Inc. (B+/B1)(b) (1M LIBOR + 3.000%)
	2,768,663	3.109	05/01/26	2,732,754
	Lions Gate Capital Holdings LLC (B+/Ba2)(b) (1M LIBOR + 2.250%)
	3,214,376	2.359	03/24/25	3,160,793
	McGraw-Hill Global Education Holdings LLC (B/B2)(b) (3M LIBOR + 4.750%)
	5,835,801	5.750	11/01/24	5,823,662
	Meredith Corp. (BB-/Ba3)(b)
	(1M LIBOR + 2.500%)
	1,893,413	2.609	01/31/25	1,870,464
	(3M LIBOR + 4.250%)
	4,094,063	5.250	01/31/25	4,151,216
	Metro-Goldwyn-Mayer, Inc. (BB-/Ba3)(b) (1M LIBOR + 2.500%)
	2,204,774	2.610	07/03/25	2,188,238
	Metro-Goldwyn-Mayer, Inc. (CCC+/B3)(b) (1M LIBOR + 4.500%)
	1,050,000	5.500	07/03/26	1,044,425
	NEP/NCP Holdco, Inc. (B/Caa1)(b) (1M LIBOR + 3.250%)
	2,812,408	3.359	10/20/25	2,722,945
	NEP/NCP Holdco, Inc. (CCC/Caa3)(b) (1M LIBOR + 7.000%)
	3,200,000	7.109	10/19/26	2,930,656
	Nielsen Finance LLC (NR/NR)(b) (1M LIBOR + 3.750%)
	2,002,644	4.750	06/04/25	2,006,088
	Prometric Holdings, Inc. (B-/B2)(b) (1M LIBOR + 3.000%)
	1,392,892	4.000	01/29/25	1,366,385

				54,917,822

Metals & Mining(b) – 0.5%
	AMG Advanced Metallurgical Group NV (BB-/B1) (1M LIBOR + 3.000%)
	1,645,747	3.109	02/01/25	1,629,290

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount		Interest Rate	Maturity Date	Value

Bank Loans(a) – (continued)
Metals & Mining(b) – (continued)
	Anvil International LLC (B-/B3) (1M LIBOR + 5.000%)
	$3,940,000	5.110%	05/28/26	$3,844,455
	Crosby US Acquisition Corp. (B-/B2) (1M LIBOR + 4.750%)
	3,327,103	4.861	06/26/26	3,294,531
	U.S. Silica Co. (B-/B3) (1M LIBOR + 4.000%)
	1,534,491	5.000	05/01/25	1,478,865

				10,247,141

Oil & Gas Services(c) – 0.2%
	EG Group Ltd. (NR/NR)
	3,475,000	0.000	03/10/26	3,435,906

Oil Field Services(b) – 0.5%
	Apergy Corp. (BBB-/Ba2)
	(1M LIBOR + 2.500%)
	423,082	2.625	05/09/25	419,909
	(3M LIBOR + 5.000%)
	2,769,066	6.000	06/03/27	2,817,525
	Delek US Holdings, Inc. (BB+/B1) (1M LIBOR + 2.250%)
	5,501,580	2.359	03/31/25	5,333,781

				8,571,215

Packaging – 3.4%
	Altium Packaging LLC (B+/B2)(b) (3M LIBOR + 2.750%)
	6,525,000	3.250	02/03/28	6,448,331
	Berlin Packaging LLC (B-/B3)(b) (1M LIBOR + 3.000%)
	7,041,213	3.120	11/07/25	6,906,656
	BWAY Holding Co. (B-/B3)(b) (3M LIBOR + 3.250%)
	5,496,066	3.443	04/03/24	5,372,405
	Canister International Group, Inc. (B/B2)(b) (1M LIBOR + 4.750%)
	3,378,953	4.859	12/21/26	3,383,177
	Charter NEX US, Inc. (B/B2)(b) (1M LIBOR + 4.250%)
	8,110,717	5.000	12/01/27	8,120,855
	Flex Acquisition Co., Inc. (B/B2)(b)
	(1M LIBOR + 3.500%)
	1,114,243	4.000	02/23/28	1,099,101
	(3M LIBOR + 3.250%)
	3,208,111	3.488	06/29/25	3,151,969
	Kleopatra Finco S.a.r.l. (NR/NR)(c)
	2,750,000	0.000	02/04/26	2,739,687
	LABL, Inc. (B/B2)(b)
	(1M EURIBOR + 4.250%)
EUR	3,050,000	4.250	07/01/26	3,574,947
	(1M LIBOR + 4.000%)
	$1,102,252	4.109	07/01/26	1,098,394
	Pro Mach Group, Inc. (B-/B2)(b) (1M LIBOR + 2.750%)
	4,710,620	2.859	03/07/25	4,615,936
	Reynolds Consumer Products, Inc. (BBB-/Ba1)(b) (1M LIBOR + 1.750%)
	2,606,364	1.859	02/04/27	2,592,028
	Reynolds Group Holdings, Inc. (B+/B1)(b) (1M LIBOR + 3.250%)
	2,468,813	3.359	02/05/26	2,439,187
	Tosca Services LLC (B/B2)(b) (1M LIBOR + 3.500%)
	3,192,750	4.250	08/18/27	3,192,750

Bank Loans(a) – (continued)
Packaging – (continued)
	TricorBraun Holdings, Inc. (NR/NR)(b)
	(3M LIBOR + 3.250%)
	43,611	0.500	03/03/28	42,113
	(3M LIBOR + 3.250%)
	5,816,660	3.750	03/03/28	5,756,051
	Trident TPI Holdings, Inc. (B-/B2)(b) (3M LIBOR + 3.000%)
	4,708,182	4.000	10/17/24	4,655,968

				65,189,555

Paper(b) – 0.4%
	Clearwater Paper Corp. (BB+/Ba1) (3M LIBOR + 3.000%)
	3,406,643	3.250	07/26/26	3,398,126
	Pregis TopCo Corp. (B-/B2)
	(1M LIBOR + 3.750%)
	3,627,516	3.859	07/31/26	3,595,013
	(1M LIBOR + 4.250%)
	1,500,000	5.000	08/01/26	1,500,000

				8,493,139

Pharmaceuticals(b) – 0.5%
	Gainwell Acquisition Corp. (B+/B2) (3M LIBOR + 4.000%)
	5,236,875	4.750	10/01/27	5,210,691
	Horizon Therapeutics USA, Inc. (BB+/Ba1) (3M LIBOR + 2.000%)
	3,350,000	2.500	02/26/28	3,338,275

				8,548,966

Pipelines(b) – 1.8%
	BCP Raptor LLC (B-/B3)
	(1M LIBOR + 4.250%)
	1,523,142	5.250	06/24/24	1,463,069
	(1M LIBOR + 4.750%)
	2,174,275	4.859	11/03/25	2,068,279
	Buckeye Partners LP (BBB-/Ba1) (3M LIBOR + 2.250%)
	5,419,261	2.359	11/01/26	5,391,027
	Centurion Pipeline Co. LLC (BB/B1)
	(1M LIBOR + 3.250%)
	1,244,030	3.359	09/29/25	1,235,011
	(1M LIBOR + 4.000%)
	1,556,100	4.109	09/28/25	1,540,539
	Navitas Midstream Midland Basin LLC (B/B3) (1M LIBOR + 4.500%)
	3,241,624	5.500	12/13/24	3,237,572
	NorthRiver Midstream Finance LP (BB/Ba3) (3M LIBOR + 3.250%)
	4,562,326	3.488	10/01/25	4,494,621
	Oryx Midstream Holdings LLC (B-/B2) (1M LIBOR + 4.000%)
	4,493,267	4.109	05/22/26	4,377,835
	Prairie ECI Acquiror LP (B-/B3) (1M LIBOR + 4.750%)
	3,079,942	4.859	03/11/26	2,981,784
	Traverse Midstream Partners LLC (B/B3) (1M LIBOR + 5.500%)
	2,696,183	6.500	09/27/24	2,670,569
	Waterbridge Midstream Operating LLC (B-/B3)(6M LIBOR + 5.750%)
	4,130,565	6.750	06/22/26	3,908,548

				33,368,854

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Bank Loans(a) – (continued)
Real Estate Investment Trust(b) – 0.5%
Brookfield Property REIT, Inc. (BB+/B1) (1M LIBOR + 2.500%)
$4,823,566	2.609%	08/27/25	$4,601,345
Forest City Enterprises LP (B+/B2) (1M LIBOR + 3.500%)
3,520,253	3.609	12/08/25	3,438,865
Realogy Group LLC (BB/Ba2) (1M LIBOR + 2.250%)
1,122,156	3.000	02/08/25	1,107,927

			9,148,137

Restaurants(b) – 0.3%
1011778 B.C. Unlimited Liability Co. (BB+/Ba2) (1M LIBOR + 1.750%)
4,824,947	1.859	11/19/26	4,732,983

Retailers(b) – 1.8%
Academy, Ltd. (B/B2) (1M LIBOR + 5.000%)
1,521,188	5.750	10/28/27	1,521,826
Dealer Tire LLC (B-/B1) (1M LIBOR + 4.250%)
3,331,476	4.359	12/12/25	3,332,775
EG America LLC (B-/B3) (3M LIBOR + 4.000%)
3,970,642	4.203	02/07/25	3,901,871
EG Group Ltd. (B-/B3) (3M LIBOR + 4.000%)
547,179	4.203	02/07/25	537,702
Great Outdoors Group LLC (B+/B1)(6M LIBOR + 4.250%)
4,972,436	5.000	03/06/28	4,974,922
Murphy USA, Inc. (BBB-/Baa3) (1M LIBOR + 1.750%)
600,000	2.250	01/31/28	602,250
OEConnection LLC (B-/B2) (1M LIBOR + 4.000%)
3,192,965	4.109	09/25/26	3,173,009
Resideo Funding, Inc. (BBB-/Ba2) (3M LIBOR + 2.250%)
3,738,810	2.750	02/08/28	3,724,790
Staples, Inc. (B/B1) (3M LIBOR + 5.000%)
7,450,116	5.205	04/16/26	7,257,679
TruGreen LP (B/B1) (1M LIBOR + 4.000%)
2,892,750	4.750	11/02/27	2,887,341
TruGreen LP (CCC+/Caa1) (3M LIBOR + 8.500%)
2,200,000	9.250	11/02/28	2,266,000

			34,180,165

Semiconductors(b)(d) – 0.0%
Allegro Microsystems, Inc. (BB/B1) (3M LIBOR + 3.750%)
150,000	4.250	09/30/27	149,625

Services Cyclical – Business Services(b) – 0.4%
EVO Payments International LLC (B/B2) (1M LIBOR + 3.250%)
2,500,236	3.360	12/22/23	2,492,436
Travelport Finance (Luxembourg) S.a.r.l. (B-/B3) (3M LIBOR + 5.000%)
2,828,178	6.500	02/28/25	2,876,484
Travelport Finance (Luxembourg) S.a.r.l. (CCC-/Caa3) (3M LIBOR + 5.000%)
1,965,938	5.203	05/29/26	1,593,943

			6,962,863

Services Cyclical – Consumer Services – 1.4%
Asurion LLC (B/B3)(c)
4,825,000	0.000	01/31/28	4,909,438

Bank Loans(a) – (continued)
Services Cyclical – Consumer Services – (continued)
Asurion LLC (B+/Ba3)(b)
(1M LIBOR + 3.000%)
2,488,481	3.109	11/03/23	2,480,195
(1M LIBOR + 3.000%)
2,661,317	3.109	11/03/24	2,649,261
(1M LIBOR + 3.250%)
3,491,250	3.359	12/23/26	3,466,951
KUEHG Corp. (CCC+/B3)(b) (3M LIBOR + 3.750%)
3,675,757	4.750	02/21/25	3,588,972
Prime Security Services Borrower LLC (BB-/Ba3)(b) (3M LIBOR + 2.750%)
3,118,399	3.500	09/23/26	3,103,774
USIC Holdings, Inc. (B-/B2)(b) (1M LIBOR + 3.000%)
2,743,544	4.000	12/08/23	2,726,397
Weight Watchers International, Inc. (BB/Ba2)(b) (1M LIBOR + 4.750%)
4,234,870	5.500	11/29/24	4,224,283

			27,149,271

Technology – Hardware(b) – 0.6%
CommScope, Inc. (B/Ba3) (1M LIBOR + 3.250%)
4,463,306	3.359	04/06/26	4,430,054
ON Semiconductor Corp. (BB+/Baa3) (1M LIBOR + 2.000%)
2,634,875	2.109	09/19/26	2,627,656
Tech Data Corp. (BBB-/Ba1) (1M LIBOR + 3.500%)
1,471,303	3.609	06/30/25	1,474,187
Tech Data Corp. (BBB-/Ba2) (1M LIBOR + 5.500%)
1,293,500	5.609	06/30/25	1,296,734
Xperi Corp. (BB-/Ba3) (1M LIBOR + 4.000%)
2,354,450	4.109	06/02/25	2,355,439

			12,184,070

Technology – Software – 2.0%
Banff Merger Sub, Inc. (B-/B2)(b) (1M LIBOR + 3.750%)
3,347,544	3.859	10/02/25	3,330,806
Castle US Holding Corp. (B-/B2)(b) (3M LIBOR + 3.750%)
3,788,665	3.953	01/29/27	3,741,306
Cornerstone OnDemand, Inc. (NR/NR)(c)
200,000	0.000	04/22/27	200,032
Cornerstone OnDemand, Inc. (B+/Ba3)(b) (1M LIBOR + 4.250%)
3,400,998	4.361	04/22/27	3,401,542
Flexera Software LLC (B-/B1)(c)
1,271,813	0.000	01/26/28	1,272,499
Go Daddy Operating Co. LLC (BB/Ba1)(b) (3M LIBOR + 2.000%)
1,262,701	2.109	08/10/27	1,254,544
Idera, Inc. (B-/B2)(b) (3M LIBOR + 3.750%)
3,375,000	4.500	02/04/28	3,348,844
Idera, Inc. (CCC/Caa2)(b) (3M LIBOR + 6.750%)
415,000	7.500	03/02/29	412,581
Informatica LLC (B-/B1)(b) (1M LIBOR + 3.250%)
2,405,700	3.359	02/25/27	2,385,252
Ivanti Software, Inc. (B-/B2)(b) (3M LIBOR + 4.750%)
1,925,000	5.750	12/01/27	1,930,621
Tibco Software, Inc. (B/B2)(b) (1M LIBOR + 3.750%)
4,215,785	3.860	06/30/26	4,156,511

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount		Interest Rate	Maturity Date	Value

Bank Loans(a) – (continued)
Technology – Software – (continued)
	Uber Technologies, Inc. (B+/B1)(b) (1M LIBOR + 3.500%)
	$6,152,564	3.609%	04/04/25	$6,119,217
	VS Buyer LLC (B/B1)(b) (1M LIBOR + 3.000%)
	3,772,100	3.109	02/28/27	3,754,823
	Zelis Healthcare Corp. (B/B2)(b) (1M LIBOR + 3.500%)
	2,673,000	3.615	09/30/26	2,660,758

				37,969,336

Technology – Software/Services – 13.1%
	Ahead Data Blue LLC (B/B1)(b) (3M LIBOR + 5.000%)
	1,975,000	6.000	10/13/27	1,977,469
	AppLovin Corp. (B+/B1)(b) (1M LIBOR + 3.500%)
	7,590,685	3.609	08/15/25	7,577,326
	Aston Finance Co. S.a.r.l. (B-/B2)(b) (3M LIBOR + 4.250%)
	618,626	4.360	10/09/26	613,603
	Athenahealth, Inc. (B/B2)(b) (3M LIBOR + 4.250%)
	9,306,566	4.453	02/11/26	9,314,291
	Bracket Intermediate Holding Corp. (B-/B2)(b) (3M LIBOR + 4.250%)
	2,999,984	4.488	09/05/25	2,973,734
	BY Crown Parent LLC (B-/B1)(b) (1M LIBOR + 3.000%)
	4,608,504	4.000	02/02/26	4,604,172
	Camelot U.S. Acquisition 1 Co. (B/B2)(b)
	(1M LIBOR + 3.000%)
	3,721,406	3.109	10/30/26	3,689,997
	(1M LIBOR + 3.000%)
	2,817,938	4.000	10/30/26	2,815,120
	Cardtronics USA, Inc. (BB+/Ba2)(b) (1M LIBOR + 4.000%)
	2,559,978	5.000	06/29/27	2,553,578
	CentralSquare Technologies LLC (CCC+/Caa1)(b) (3M LIBOR + 3.750%)
	7,735,038	3.949	08/29/25	7,378,684
	Ceridian HCM Holding, Inc. (B+/B1)(b)(1 Week LIBOR + 2.500%)
	5,792,584	2.581	04/30/25	5,701,350
	Cloudera, Inc. (NR/NR)(c)
	2,634,572	0.000	12/22/27	2,627,985
	ConvergeOne Holdings, Inc. (B-/B2)(b) (1M LIBOR + 5.000%)
	2,373,614	5.109	01/04/26	2,287,571
	DCert Buyer, Inc. (NR/NR)(b) (1M LIBOR + 7.000%)
	1,700,000	7.109	02/16/29	1,707,446
	DCert Buyer, Inc. (B-/B2)(b) (1M LIBOR + 4.000%)
	5,362,271	4.109	10/16/26	5,348,115
	Dell International LLC (BBB-/Baa3)(c)
	1,725,473	0.000	09/19/25	1,723,161
	Dynatrace LLC (BB+/Ba3)(b) (1M LIBOR + 2.250%)
	2,906,268	2.359	08/22/25	2,885,691
	Electronics for Imaging, Inc. (CCC+/B3)(b) (1M LIBOR + 5.000%)
	1,851,563	5.109	07/23/26	1,737,488
	Emerald TopCo, Inc. (B/B2)(b) (3M LIBOR + 3.500%)
	3,467,546	3.712	07/24/26	3,434,605
	Endure Digital, Inc. (NR/NR)(b) (3M LIBOR + 3.500%)
	7,625,000	4.250	02/10/28	7,535,406
	Epicor Software Corp. (B-/B2)(b) (1M LIBOR + 3.250%)
	2,437,750	4.000	07/30/27	2,428,828

Bank Loans(a) – (continued)
Technology – Software/Services – (continued)
	Epicor Software Corp. (CCC/Caa2)(b) (1M LIBOR + 7.750%)
	200,000	8.750	07/31/28	206,250
	Eta Australia Holdings III Pty Ltd. (B-/B3)(b) (1M LIBOR + 4.000%)
	5,059,875	4.109	05/06/26	5,021,926
	Finastra USA, Inc. (CCC+/B2)(b) (3M LIBOR + 3.500%)
	2,367,323	4.500	06/13/24	2,317,704
	Finastra USA, Inc. (CCC-/Caa2)(b)(6M LIBOR + 7.250%)
	1,625,000	8.250	06/13/25	1,631,094
	First Advantage Holdings LLC (B/B2)(b) (1M LIBOR + 3.000%)
	4,305,028	3.109	01/31/27	4,270,243
	Genuine Financial Holdings LLC (B-/B3)(b) (1M LIBOR + 3.750%)
	4,106,434	3.859	07/11/25	4,039,704
	Genuine Financial Holdings LLC (CCC/Caa3)(b) (1M LIBOR + 7.250%)
	4,300,000	7.359	07/10/26	3,781,334
	Grab Holdings, Inc. (B-/B3)(b)(6M LIBOR + 4.500%)
	1,675,000	5.500	01/29/26	1,700,125
	Greeneden U.S. Holdings II LLC (B-/B3)(b) (1M LIBOR + 4.000%)
	2,000,000	4.750	12/01/27	1,998,500
	Huskies Parent, Inc. (B-/B2)(b) (1M LIBOR + 4.000%)
	2,863,750	4.109	07/31/26	2,861,974
	Hyland Software, Inc. (NR/NR)(c)
	300,000	0.000	07/07/25	300,000
	Hyland Software, Inc. (B-/B1)(b) (1M LIBOR + 3.500%)
	3,524,234	4.250	07/01/24	3,518,736
	Hyland Software, Inc. (CCC/Caa1)(b) (1M LIBOR + 7.000%)
	1,716,000	7.750	07/07/25	1,716,000
	ION Trading Finance Ltd. (NR/NR)(c)
	2,725,000	0.000	03/26/28	2,721,594
	ION Trading Technologies S.a.r.l. (NR/NR)(c)
EUR	1,000,000	0.000	03/26/28	1,170,355
	Ion Trading Technologies S.a.r.l. (B/B3)(b) (1M LIBOR + 4.000%)
	$4,257,368	5.000	11/21/24	4,254,388
	MA FinanceCo. LLC (BB-/B1)(b) (1M LIBOR + 2.750%)
	401,432	2.859	06/21/24	397,084
	Marcel LUX IV S.a.r.l. (B/B2)(b) (1M LIBOR + 3.250%)
	6,431,990	3.359	03/15/26	6,367,670
	McAfee LLC (BB-/B1)(b) (1M LIBOR + 3.750%)
	3,997,016	3.859	09/30/24	3,996,017
	MedAssets Software Intermediate Holdings, Inc. (B-/B2)(b)(6M LIBOR + 3.750%)
	3,400,000	4.500	01/28/28	3,380,892
	MH Sub I LLC (B/B2)(b) (1M LIBOR + 3.500%)
	3,571,554	3.609	09/13/24	3,528,695
	Mitchell International, Inc. (NR/NR)(b) (1M LIBOR + 7.250%)
	1,615,092	7.359	12/01/25	1,608,454
	Mitchell International, Inc. (B-/B2)(b)
	(1M LIBOR + 3.250%)
	4,088,551	3.359	11/29/24	4,019,291
	(1M LIBOR + 4.250%)
	2,763,681	4.750	11/29/24	2,765,754

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount		Interest Rate		Maturity Date	Value

Bank Loans(a) – (continued)
Technology – Software/Services – (continued)
	Omnitracs, Inc. (B-/B2)(b)
	(1M LIBOR + 2.750%)
	$4,141,709	2.857%		03/21/25	$4,027,812
	(1M LIBOR + 4.250%)
	1,097,250	4.358		03/23/25	1,087,188
	Omnitracs, Inc. (CCC/Caa2)(b) (1M LIBOR + 8.000%)
	1,600,000	8.109		09/29/28	1,602,000
	Panther Commercial Holdings LP (B-/B3)(b) (3M LIBOR + 4.500%)
	4,300,000	4.712		01/07/28	4,286,584
	Park Place Technologies LLC (B-/B2)(b) (1M LIBOR + 5.000%)
	1,600,000	6.000		11/10/27	1,592,000
	Peraton Holding Corp. (NR/NR)(c)
	8,034,628	0.000		02/01/28	8,027,960
	Peraton Holding Corp. (B/B1)(c)
	4,565,372	0.000		02/01/28	4,561,582
	Presidio, Inc. (B/B1)(b) (3M LIBOR + 3.500%)
	1,985,000	3.720		01/22/27	1,977,556
	Project Boost Purchaser LLC (B-/B2)
	1,820,426	0.000	(c)	06/01/26	1,818,151
	(1M LIBOR + 3.500%)
	3,753,944	3.609	(b)	06/01/26	3,699,400
	QBS Parent, Inc. (B/B3)(b) (3M LIBOR + 4.250%)
	4,192,803	4.453		09/22/25	4,025,091
	Quest Software US Holdings, Inc. (B+/B2)(b) (3M LIBOR + 4.250%)
	2,972,223	4.462		05/16/25	2,964,792
	Rocket Software, Inc. (B/B2)(b) (1M LIBOR + 4.250%)
	1,942,357	4.359		11/28/25	1,936,045
	Seattle SpinCo, Inc. (BB-/B1)(b) (1M LIBOR + 2.750%)
	2,710,967	2.859		06/21/24	2,681,607
	Severin Acquisition LLC (B-/B2)(b) (1M LIBOR + 3.250%)
	6,817,088	3.356		08/01/25	6,725,058
	Sirius Computer Solutions, Inc. (B/Ba3)(b) (1M LIBOR + 3.500%)
	2,705,374	3.609		07/01/26	2,695,364
	SS&C Holdings Europe S.a.r.l. (BB+/Ba2)(b) (1M LIBOR + 1.750%)
	1,384,315	1.859		04/16/25	1,368,298
	SS&C Technologies, Inc. (BB+/Ba2)(b) (1M LIBOR + 1.750%)
	1,854,027	1.859		04/16/25	1,832,576
	Syncsort Inc. (NR/NR)(c)
	4,700,000	0.000		03/04/28	4,660,849
	team.blue Finco SARL (NR/NR)(c)
EUR	109,459	0.000		03/08/28	127,818
	1,915,541	0.000		03/18/28	2,236,807
	The Dun & Bradstreet Corp. (B+/B1)(b) (1M LIBOR + 3.250%)
	$6,422,169	3.359		02/06/26	6,382,031
	The Ultimate Software Group, Inc. (B-/B1)(b)
	(1M LIBOR + 3.750%)
	4,875,750	3.859		05/04/26	4,867,461
	(3M LIBOR + 3.250%)
	4,584,697	4.000		05/04/26	4,584,697
	The Ultimate Software Group, Inc. (CCC/Caa1)(b) (3M LIBOR + 6.750%)
	50,000	7.500		05/03/27	51,125

Bank Loans(a) – (continued)
Technology – Software/Services – (continued)
	TTM Technologies, Inc. (BB+/Ba1)(b) (1M LIBOR + 2.500%)
	2,556,321	2.615		09/28/24	2,543,540
	Ultra Clean Holdings, Inc. (B+/B1)
	2,525,000	0.000	(c)	08/27/25	2,528,156
	(1M LIBOR + 4.500%)
	2,738,885	4.609	(b)	08/27/25	2,742,309
	Upland Software, Inc. (B/B2)(b) (1M LIBOR + 3.750%)
	4,358,625	3.859		08/06/26	4,335,742
	Vero Parent, Inc. (B-/B2)(b) (3M LIBOR + 4.750%)
	4,388,330	5.500		08/16/24	4,375,516
	Virtusa Corp. (B+/B2)(c)
	3,230,000	0.000		02/11/28	3,232,035
	WEX, Inc. (NR/NR)(c)
	2,350,000	0.000		03/18/28	2,341,187

					250,407,741

Telecommunication Services – 3.9%
	Altice France SA (B/B2)(b) (1M LIBOR + 3.688%)
	4,423,903	3.794		01/31/26	4,378,735
	Buzz Merger Sub Ltd. (B/B1)(b)
	(1M LIBOR + 2.750%)
	2,598,750	2.859		01/29/27	2,579,259
	(1M LIBOR + 3.250%)
	995,000	3.750		01/29/27	992,513
	CCI Buyer, Inc. (B-/B1)(b) (3M LIBOR + 4.000%)
	3,875,000	4.750		12/17/27	3,878,642
	CenturyLink, Inc. (BBB-/Ba3)(b) (1M LIBOR + 2.250%)
	5,100,174	2.359		03/15/27	5,040,553
	Cincinnati Bell, Inc. (B+/Ba3)(b) (1M LIBOR + 3.250%)
	1,397,430	4.250		10/02/24	1,395,027
	CNT Holdings I Corp. (NR/NR)(b) (3M LIBOR + 6.750%)
	525,000	7.500		10/16/28	530,250
	CNT Holdings I Corp. (B/B2)(b)(6M LIBOR + 3.750%)
	5,500,000	4.500		11/08/27	5,484,545
	Connect Finco Sarl (B+/B1)(b) (1M LIBOR + 3.500%)
	4,306,501	4.500		12/11/26	4,288,543
	Consolidated Communications, Inc. (B+/B2)(c)
	1,163,166	0.000		10/02/27	1,162,561
	Delta TopCo, Inc. (B-/B2)(b) (3M LIBOR + 3.750%)
	1,475,000	4.500		12/01/27	1,471,844
	Delta TopCo, Inc. (CCC/Caa2)(b) (3M LIBOR + 7.250%)
	575,000	8.000		12/01/28	587,219
	Hoya Midco LLC (B-/B3)(b) (1M LIBOR + 3.500%)
	6,692,188	4.500		06/30/24	6,552,053
	Imperva, Inc. (B-/B2)(b) (3M LIBOR + 4.000%)
	5,616,090	5.000		01/12/26	5,606,430
	Intelsat Jackson Holdings SA (NR/NR)(b) (3M LIBOR + 5.500%)
	641,443	6.500		07/13/22	648,178
	Intelsat Jackson Holdings SA (NR/WR)(b) (1M LIBOR + 8.625%)
	3,375,000	8.625		01/02/24	3,439,327
	Iridium Satellite LLC (BB-/Ba3)(c)
	3,042,317	0.000		11/04/26	3,047,763
	LogMeIn, Inc. (B-/B2)(b) (1M LIBOR + 4.750%)
	4,837,875	4.854		08/31/27	4,821,233
	MH Sub I LLC (B/B2)(b) (1M LIBOR + 3.750%)
	2,263,418	4.750		09/13/24	2,260,996

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount		Interest Rate		Maturity Date	Value

Bank Loans(a) – (continued)
Telecommunication Services – (continued)
	MH Sub I LLC (CCC+/Caa2)(b) (1M LIBOR + 6.250%)
	$600,000	6.359%		02/12/29	$603,000
	MLN US Holding Co. LLC (B-/B3)(b) (1M LIBOR + 4.500%)
	3,314,044	4.603		11/30/25	2,903,235
	Nielsen Consumer, Inc. (B/B1)
EUR	1,350,000	0.000	(c)	03/06/28	1,579,187
	(3M LIBOR + 4.000%)
	$1,075,000	4.103	(b)	03/06/28	1,070,163
	Project Alpha Intermediate Holding, Inc. (B/B3)(b) (1M LIBOR + 4.000%)
	5,080,211	4.110		04/26/24	5,061,160
	PUG LLC (B-/B3)(b) (1M LIBOR + 3.500%)
	3,910,001	3.609		02/12/27	3,768,263
	Shutterfly, Inc. (B-/B2)(b) (3M LIBOR + 6.000%)
	2,122,565	7.000		09/25/26	2,125,515

					75,276,194

Textiles(b) – 0.6%
	Canada Goose, Inc. (BB/B2) (3M LIBOR + 4.250%)
	1,645,875	5.000		10/07/27	1,645,184
	CBI Buyer, Inc. (B/B1) (1M LIBOR + 3.250%)
	3,625,000	3.750		01/06/28	3,602,344
	CBI Buyer, Inc. (CCC+/Caa1) (1M LIBOR + 7.250%)
	1,100,000	7.750		01/06/29	1,089,000
	Kontoor Brands, Inc. (B+/Ba2) (1M LIBOR + 4.250%)
	1,211,333	4.360		05/15/26	1,202,248
	Renfro Corp. (NR/NR)(d)
	(3M LIBOR + 9.000%)
	1,461,403	10.000		06/14/21	1,359,105
	(3M LIBOR + 9.000%)
	739,089	10.250		06/14/21	739,089
	Renfro Corp. (CC/WR)(d) (3M LIBOR + 5.500%)
	5,993,220	6.750		03/31/21	2,112,610

					11,749,580

Transportation – 0.7%
	Genesee & Wyoming, Inc. (BB+/Ba2)(b) (3M LIBOR + 2.000%)
	2,562,060	2.203		12/30/26	2,551,658
	IXS Holdings, Inc. (B/B2)(b) (3M LIBOR + 4.250%)
	1,496,126	5.250		03/05/27	1,493,881
	Kenan Advantage Group, Inc. (NR/NR)(c)
	3,000,000	0.000		03/23/26	2,978,430
	Superior Industries International, Inc. (B/B1)(b) (1M LIBOR + 4.000%)
	2,600,000	4.109		05/22/24	2,585,388
	XPO Logistics, Inc. (BBB-/Baa3)(b) (1M LIBOR + 1.750%)
	4,550,000	1.859		02/24/25	4,517,923

					14,127,280

Utilities – Electric(b) – 0.6%
	Calpine Corp. (BB+/Ba2)
	(1M LIBOR + 2.000%)
	1,231,250	2.109		08/12/26	1,216,734
	(1M LIBOR + 2.500%)
	2,354,427	2.610		12/16/27	2,338,040
	LMBE-MC Holdco II LLC (BB-/Ba3) (3M LIBOR + 4.000%)
	5,020,047	5.000		12/03/25	4,994,946

Bank Loans(a) – (continued)
Utilities – Electric(b) – (continued)
	Lonestar II Generation Holdings LLC (B/B1)
	(1M LIBOR + 5.000%)
	404,463	5.109		04/20/26	394,982
	(1M LIBOR + 5.000%)
	3,310,123	5.109		04/20/26	3,232,534

					12,177,236

Wireless Telecommunications(b) – 1.1%
	Digicel International Finance Ltd. (NR/Caa1)(6M LIBOR + 3.250%)
	3,711,950	3.510		05/28/24	3,520,153
	Numericable Group SA (B/B2) (1M LIBOR + 2.750%)
	4,688,805	2.859		07/31/25	4,592,497
	Radiate Holdco LLC (B/B1) (1M LIBOR + 3.500%)
	1,920,188	4.250		09/25/26	1,918,229
	SBA Senior Finance II LLC (BB+/Ba3) (1M LIBOR + 1.750%)
	1,620,833	1.860		04/11/25	1,600,508
	Sorenson Communications LLC (B+/B2) (3M LIBOR + 4.500%)
	1,900,000	5.690		03/12/26	1,900,000
	Telesat Canada (BB-/Ba3) (1M LIBOR + 2.750%)
	3,229,677	2.860		12/07/26	3,101,135
	UPC Broadband Holding B.V. (BB-/B1)
	(1M LIBOR + 3.500%)
	2,225,000	3.606		01/31/29	2,217,858
	(1M LIBOR + 3.500%)
	2,225,000	3.606		01/31/29	2,217,858

					21,068,238

Wirelines Telecommunications(b) – 0.8%
	Frontier Communications Corp. (B+/B3) (1M LIBOR + 4.750%)
	2,000,000	5.750		10/08/21	1,991,660
	GTT Communications, Inc. (CCC+/NR) (1M LIBOR + 5.000%)
	225,438	6.000		12/31/21	228,537
	GTT Communications, Inc. (CCC-/WR) (3M LIBOR + 2.750%)
	2,795,935	2.953		05/31/25	2,344,504
	Level 3 Financing, Inc. (BBB-/Ba1) (1M LIBOR + 1.750%)
	3,823,623	1.859		03/01/27	3,771,048
	Zacapa LLC (B-/B2)(6M LIBOR + 4.500%)
	3,668,115	4.757		07/02/25	3,671,929
	Zayo Group Holdings, Inc. (B/B1) (1M LIBOR + 3.000%)
	3,440,382	3.109		03/09/27	3,410,210

					15,417,888

	TOTAL BANK LOANS
	(Cost $1,652,044,109)				$1,640,286,090

Corporate Obligations – 6.1%
Advertising(e)(f) – 0.0%
	Outfront Media Capital LLC/Outfront Media Capital Corp. (B+/B2)
	$450,000	4.250%		01/15/29	$432,563

Aerospace & Defense(e)(f) – 0.1%
	TransDigm, Inc. (B+/Ba3)
	319,000	8.000		12/15/25	346,913

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Aerospace & Defense(e)(f) – (continued)
	TransDigm, Inc. (B-/B3)
	$1,405,000	4.625%		01/15/29	$1,380,412
	Triumph Group, Inc. (B-/B2)
	544,000	8.875		06/01/24	608,600

					2,335,925

Airlines(f) – 0.3%
	American Airlines Inc/AAdvantage Loyalty IP Ltd. (NR/Ba2)
	1,225,000	5.500		04/20/26	1,272,469
	Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd. (NR/Ba3)(e)
	1,770,000	5.750		01/20/26	1,873,987
	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. (NR/Baa3)(e)
	1,585,000	6.500		06/20/27	1,733,594

					4,880,050

Automotive – 0.6%
	Dana, Inc. (BB/B2)(e)
	945,000	5.625		06/15/28	1,002,881
	Ford Motor Co. (BB+/Ba2)
	2,019,000	9.000	(e)	04/22/25	2,440,904
	1,331,000	0.000	(f)(g)	03/15/26	1,344,310
	Ford Motor Credit Co. LLC (BB+/Ba2)(e)
	2,650,000	4.140		02/15/23	2,739,080
	650,000	4.687		06/09/25	688,709
	Tenneco, Inc. (B/Ba3)(e)(f)
	3,510,000	5.125		04/15/29	3,457,350
	The Goodyear Tire & Rubber Co. (B+/B2)(e)
	710,000	5.125		11/15/23	711,775

					12,385,009

Chemicals(e)(f) – 0.3%
	Illuminate Buyer LLC/Illuminate Holdings IV, Inc. (B-/Caa1)
	553,000	9.000		07/01/28	619,360
	INEOS Quattro Finance 2 PLC (BB/Ba3)
	835,000	3.375		01/15/26	835,000
	Rayonier AM Products, Inc. (B-/B1)
	253,000	7.625		01/15/26	268,180
	The Chemours Co. (B/B1)
	1,445,000	5.750		11/15/28	1,517,250
	Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. (B-/B2)
	2,795,000	5.125		04/01/29	2,864,875

					6,104,665

Commercial Services(e)(f) – 0.2%
	NESCO Holdings II, Inc. (B/B3)
	669,000	5.500		04/15/29	685,725
	Sabre GLBL, Inc. (B/Ba3)
	416,000	9.250		04/15/25	496,080
	Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc. (B/Ba3)
	505,000	4.625		11/01/26	524,569
	Verisure Holding AB (B/B1)
EUR	975,000	3.250		02/15/27	1,153,753
	Verisure Midholding AB (CCC+/Caa1)
	1,075,000	5.250		02/15/29	1,304,624

					4,164,751

Corporate Obligations – (continued)
Distribution & Wholesale(e)(f) – 0.1%
	Wolverine Escrow LLC (CCC+/Caa3)
	$2,639,000	8.500		11/15/24	2,632,402
	215,000	9.000		11/15/26	214,463

					2,846,865

Diversified Financial Services(e)(f) – 0.5%
	LD Holdings Group LLC (B+/B2)
	1,050,000	6.500		11/01/25	1,099,875
	1,205,000	6.125		04/01/28	1,220,062
	LPL Holdings, Inc. (BB/Ba2)
	2,489,000	4.000		03/15/29	2,501,445
	PennyMac Financial Services, Inc. (BB-/B1)
	1,215,000	5.375		10/15/25	1,257,525
	United Wholesale Mortgage LLC (NR/Ba3)
	1,580,000	5.500		04/15/29	1,580,000
	United Wholesale Mortgage LLC (NR/Ba3)
	1,550,000	5.500		11/15/25	1,615,875

					9,274,782

Diversified Manufacturing(e)(f) – 0.1%
	BWX Technologies, Inc. (BB/Ba3)
	1,379,000	4.125		04/15/29	1,397,961

Electronics(e)(f) – 0.1%
	Sensata Technologies B.V. (NR/NR)
	1,382,000	4.000		04/15/29	1,406,185

Engineering & Construction(e)(f) – 0.0%
	Brundage-Bone Concrete Pumping Holdings, Inc. (B/B3)
	343,000	6.000		02/01/26	357,578

Entertainment(e)(f) – 0.3%
	Caesars Entertainment, Inc. (B/B1)
	1,785,000	6.250		07/01/25	1,887,637
	International Game Technology PLC (BB/Ba3)
	1,317,000	4.125		04/15/26	1,363,095
	Lions Gate Capital Holdings LLC (CCC+/B3)
	2,015,000	5.500		04/15/29	2,015,000

					5,265,732

Food & Drug Retailing(e)(f) – 0.1%
	US Foods, Inc. (BB-/B3)
	1,019,000	6.250		04/15/25	1,083,961

Food Service(e)(f) – 0.0%
	Aramark Services, Inc. (B+/B1)
	400,000	6.375		05/01/25	424,000

Gaming(e) – 0.1%
	MGM Resorts International (B+/Ba3)
	2,281,000	4.750		10/15/28	2,343,728

Healthcare Providers & Services(e)(f) – 0.1%
	Catalent Pharma Solutions, Inc. (BB-/B1)
	785,000	3.125		02/15/29	755,563
	DaVita, Inc. (B+/Ba3)
	1,420,000	3.750		02/15/31	1,352,550

					2,108,113

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Insurance(e)(f) – 0.1%
	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer (B/B2)
	$2,500,000	4.250%		10/15/27	$2,512,500

Internet(e)(f) – 0.4%
	ANGI Group LLC (BB-/Ba3)
	1,055,000	3.875		08/15/28	1,051,044
	Cablevision Lightpath LLC (B+/B1)
	2,469,000	3.875		09/15/27	2,438,137
	Go Daddy Operating Co. LLC/GD Finance Co., Inc. (BB-/Ba3)
	1,942,000	3.500		03/01/29	1,912,870
	Uber Technologies, Inc. (B-/B3)
	1,780,000	7.500		05/15/25	1,913,500

					7,315,551

Investment Companies(e)(f) – 0.0%
	Compass Group Diversified Holdings LLC
	873,000	5.250		04/15/29	907,920

Leisure Time(e)(f) – 0.2%
	Carnival Corp. (B+/B2)
	960,000	5.750		03/01/27	981,600
	Royal Caribbean Cruises Ltd. (B/B2)
	1,860,000	5.500		04/01/28	1,869,300

					2,850,900

Machinery-Diversified(e)(f) – 0.1%
	Clark Equipment Co. (BB+/Ba3)
	899,000	5.875		06/01/25	943,950
	GrafTech Finance, Inc. (BB/Ba3)
	1,040,000	4.625		12/15/28	1,047,800
	Vertical US New Co., Inc. (B/B1)
	700,000	5.250		07/15/27	732,375

					2,724,125

Media(e) – 0.7%
	Diamond Sports Group LLC/Diamond Sports Finance Co. (CCC+/B2)(f)
	4,850,000	5.375		08/15/26	3,492,000
	iHeartCommunications, Inc. (B+/B1)
	1,393,436	6.375		05/01/26	1,478,784
	iHeartCommunications, Inc. (CCC+/Caa1)
	1	8.375		05/01/27	1
	Nexstar Broadcasting, Inc. (B/B3)(f)
	1,894,000	4.750		11/01/28	1,908,205
	Radiate Holdco LLC/Radiate Finance, Inc. (B/B1)(f)
	797,000	4.500		09/15/26	801,981
	Scripps Escrow II, Inc. (BB-/Ba3)(f)
	1,750,000	3.875		01/15/29	1,719,375
	Scripps Escrow II, Inc. (CCC+/Caa1)(f)
	450,000	5.375		01/15/31	446,625
	Townsquare Media, Inc. (B/B2)(f)
	957,000	6.875		02/01/26	1,019,205
	Univision Communications, Inc. (B/B2)(f)
	1,500,000	6.625		06/01/27	1,597,500

					12,463,676

Corporate Obligations – (continued)
Mining(e)(f) – 0.1%
	Alcoa Nederland Holding B.V. (BB+/Ba1)
	1,000,000	4.125		03/31/29	1,005,000

Miscellaneous Manufacturing(e) – 0.0%
	Hillenbrand, Inc. (BB+/Ba1)
	922,000	3.750		03/01/31	897,798

Oil Field Services(e) – 0.3%
	CNX Resources Corp. (BB-/B1)(f)
	525,000	6.000		01/15/29	543,375
	Exterran Energy Solutions LP/EES Finance Corp. (B/B3)
	1,280,000	8.125		05/01/25	1,177,600
	Noble Finance Co. (NR/NR)(h)
	(PIK 15.000%, Cash 11.000%)
	76,081	11.000	(f)	02/15/28	79,695
	(PIK 15.000%, Cash 11.000%)
	36,307	11.000		02/15/28	38,032
	TechnipFMC PLC (BB+/Ba1)(f)
	1,130,000	6.500		02/01/26	1,179,437
	Transocean, Inc. (CCC/Caa3)(f)
	2,145,000	11.500		01/30/27	1,844,700

					4,862,839

Packaging(e)(f) – 0.1%
	Kleopatra Finco Sarl (B/B2)
EUR	1,075,000	4.250		03/01/26	1,257,110

Pharmaceuticals(e)(f) – 0.1%
	Herbalife Nutrition Ltd./HLF Financing, Inc. (BB-/B1)
	$2,017,000	7.875		09/01/25	2,193,488

Pipeline(e)(f) – 0.1%
	NGL Energy Operating LLC/NGL Energy Finance Corp. (BB-/ B1)
	1,840,000	7.500		02/01/26	1,886,000

Real Estate(e)(f) – 0.0%
	Realogy Group LLC/Realogy Co-Issuer Corp. (B+/B2)
	717,000	7.625		06/15/25	782,426

Real Estate Investment Trust(e) – 0.1%
	SBA Communications Corp. (BB-/B1)(f)
	605,000	3.125		02/01/29	580,800
	Service Properties Trust (BB/Ba1)
	455,000	7.500		09/15/25	517,848

					1,098,648

Retailing(e)(f) – 0.2%
	Carvana Co. (CCC+/Caa2)
	585,000	5.500		04/15/27	587,749
	Rite Aid Corp. (CCC-/Caa1)
	1,350,000	8.000		11/15/26	1,417,500
	Specialty Building Products Holdings LLC/SBP Finance Corp. (B-/B3)
	855,000	6.375		09/30/26	884,925
	Staples, Inc. (B/B1)
	1,375,000	7.500		04/15/26	1,445,469

					4,335,643

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Semiconductors(e) (f) – 0.0%
Synaptics, Inc. (BB-/Ba3)
$433,000	4.000%	06/15/29	$430,835

Software(e) – 0.4%
Playtika Holding Corp. (B/B2)(f)
2,317,000	4.250	03/15/29	2,276,452
Rackspace Technology Global, Inc. (B+/B1)(f)
3,380,000	3.500	02/15/28	3,236,350
Twilio, Inc. (BB/Ba3)
1,172,000	3.625	03/15/29	1,185,185
ZoomInfo Technologies LLC/ZoomInfo Finance Corp. (B-/B3)(f)
420,000	3.875	02/01/29	410,550

			7,108,537

Telecommunication Services(e) – 0.3%
Level 3 Financing, Inc. (BB/Ba3)(f)
1,247,000	3.750	07/15/29	1,203,355
T-Mobile USA, Inc. (BB/Ba3)
4,232,000	2.625	04/15/26	4,311,350

			5,514,705

TOTAL CORPORATE OBLIGATIONS
(Cost $114,541,386)			$116,959,569

Asset-Backed Securities(b)(f) – 1.3%
Collateralized Loan Obligations – 1.3%
Golub Capital Partners 48 LP Series 2020-48A, Class D (BBB-/ NR) (3M USD LIBOR + 3.800%)
$5,400,000	4.023%	04/17/33	$5,384,108
ICG US CLO LLC Series 2015-2RA, Class C (NR/Baa3) (3M USD LIBOR + 3.500%)
2,100,000	3.723	01/16/33	2,101,819
MidOcean Credit CLO VI Series 2016-6A, Class D1R (NR/NR) (3M USD LIBOR + 3.520%)
3,700,000	4.050	04/20/33	3,644,119
Octagon Investment Partners XIV Ltd. Series 2012-1A,
Class CRR (NR/Baa3) (3M USD LIBOR + 3.900%)
2,600,000	4.010	07/15/29	2,600,073
Race Point VIII CLO Ltd. Series 2013-8A, Class DR2 (BBB-/ NR) (3M USD LIBOR + 3.500%)
3,235,000	3.682	02/20/30	3,235,475
THL Credit Wind River CLO Ltd. Series 2017-1A, Class DR (NR/NR)(g) (3M USD LIBOR + 3.720%)
4,000,000	0.000	04/18/36	3,959,580
Tralee CLO VII Ltd. Series 2021-7A, Class D (BBB-/NR) (3M USD LIBOR + 3.180%)
3,550,000	3.418	04/25/34	3,487,122

TOTAL ASSET-BACKED SECURITIES
(Cost $24,408,372)			$24,412,296

Shares	Description	Value

Common Stocks – 0.5%
Aerospace & Defense(i) – 0.3%
314,360	Swissport	$4,976,775

Common Stocks – (continued)
Energy Equipment & Services(i) – 0.1%
58,419	FTS International, Inc. Class A	1,445,286

Media – 0.1%
162,749	Bright Pattern Holding Co.	204,250
579,399	Clear Channel Outdoor Holdings, Inc.(i)	1,042,918

		1,247,168

Oil, Gas & Consumable Fuels(i) – 0.0%
8,977	Noble Corp. (Oil, Gas & Consumable Fuels)	152,160

Specialty Retail(i) – 0.0%
9,541	Neiman Marcus Group, Inc.	672,641

TOTAL COMMON STOCKS
(Cost $12,559,943)		$8,494,030

Units	Expiration Date	Value

Warrant(i) – 0.0%
Aspect Software, Inc. Class B (NR/NR)(d)
162,749		$40,687
Cineworld Group PLC (NR/NR)
174,646		144,219
Noble Corp. (NR/NR)
6,346	02/05/28	33,767

TOTAL WARRANT
(Cost $15,865)		$218,673

Shares	Description	Value

Exchange Traded Funds – 3.0%
186,021	Eaton Vance Senior Floating-Rate Trust (NR/NR)	$2,565,229
938,000	Invesco Senior Loan ETF (NR/NR)	20,757,940
349,789	Nuveen Floating Rate Income Fund (NR/NR)	3,378,962
348,796	Nuveen Floating Rate Income Opportunity Fund (NR/NR)	3,327,514
612,000	SPDR Blackstone/GSO Senior Loan ETF (NR/NR)	27,992,880

TOTAL EXCHANGE TRADED FUNDS
(Cost $57,518,308)		$58,022,525

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2021

Shares	Dividend Rate	Value

Investment Company(j) – 11.6%
Goldman Sachs Financial Square Government Fund – Institutional Shares
220,574,301	0.036%	$220,574,301
(Cost $220,574,301)

TOTAL INVESTMENTS – 108.4%
(Cost $2,081,662,284)		$2,068,967,484

LIABILITIES IN EXCESS OF OTHER ASSETS – (8.4)%		(160,246,620)

NET ASSETS – 100.0%		$1,908,720,864

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on March 31, 2021. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2021.

(c)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(e)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(f)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(h)	Pay-in-kind securities.

(i)	Security is currently in default and/or non-income producing.

(j)	Represents an affiliated issuer.

Currency Abbreviations:
EUR	—Euro
USD	—U.S. Dollar

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
ETF	—Exchange Traded Fund
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

UNFUNDED LOAN COMMITMENTS — At March 31, 2021, the Fund had unfunded loan commitments which could be extended at the option of the borrowers, pursuant to the following loan agreements:

Borrower	Principal Amount	Current Value	Unrealized Gain (Loss)
Help At Home, Inc. (B-/B1), due 10/29/27	$235,345	$235,933	$3,915
OEConnection LLC (B-/B2), due 09/25/26	11,607	11,534	(28)
OneDigital Borrower LLC (B/B3), due 11/16/27	172,949	172,806	(1,000)
TricorBraun Holdings, Inc. (NR/NR), due 03/03/28	1,264,728	1,252,594	(13,189)

TOTAL	$1,684,629	$1,672,867	$(10,302)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2021, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	USD	41,166,417	EUR	33,907,347	04/09/21	$1,395,855

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	EUR	1,075,773	USD	1,304,759	04/09/21	$(42,965)

FUTURES CONTRACTS — At March 31, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short position contracts:
Ultra 10 Year U.S. Treasury Notes	(43)	06/21/21	$(6,178,563)	$216,175
2 Year U.S. Treasury Notes	(69)	06/30/21	(15,230,133)	11,927
5 Year U.S. Treasury Notes	(135)	06/30/21	(16,658,789)	205,586
10 Year U.S. Treasury Notes	(339)	06/21/21	(44,387,813)	594,229
20 Year U.S. Treasury Bonds	(10)	06/21/21	(1,545,938)	61,892

TOTAL FUTURES CONTRACTS				$1,089,809

SWAP CONTRACTS — At March 31, 2021, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2021(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:

CDX.NA.HY Index 36	5.000%	3.076%	06/20/26	$20,350	$1,846,608	$1,714,498	$132,110

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

Abbreviations:
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
CDX.NA.HY Index 36	—CDX North America High Yield Index 36

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments

March 31, 2021

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – 91.3%
Aerospace & Defense – 2.6%
	Lockheed Martin Corp.
	$850,000	4.070%		12/15/42	$992,859
	125,000	4.700	(a)	05/15/46	157,206
	Northrop Grumman Corp.
	925,000	4.750		06/01/43	1,117,067
	Raytheon Technologies Corp.
	2,200,000	4.125	(a)	11/16/28	2,476,760
	370,000	5.700		04/15/40	490,909
	550,000	4.050	(a)	05/04/47	611,347
	500,000	4.625	(a)	11/16/48	604,945
	The Boeing Co.(a)
	1,950,000	3.450		11/01/28	2,017,353
	1,350,000	3.250		02/01/35	1,305,666
	500,000	3.550		03/01/38	482,970
	450,000	3.375		06/15/46	406,040
	575,000	3.625		03/01/48	529,949
	150,000	3.850		11/01/48	144,978
	900,000	5.805		05/01/50	1,138,455

					12,476,504

Agriculture(a) – 0.9%
	Altria Group, Inc.
	571,000	4.400		02/14/26	642,329
	BAT Capital Corp.
	620,000	3.222		08/15/24	660,728
	675,000	2.789		09/06/24	712,172
	200,000	3.557		08/15/27	212,852
	1,500,000	2.259		03/25/28	1,475,265
	700,000	4.390		08/15/37	734,846

					4,438,192

Automotive – 1.8%
	Ford Motor Credit Co. LLC
	1,475,000	5.875		08/02/21	1,495,268
	General Motors Co.
	2,425,000	5.400		10/02/23	2,687,821
	625,000	6.600	(a)	04/01/36	810,231
	75,000	5.200		04/01/45	86,366
	125,000	5.950	(a)	04/01/49	158,775
	General Motors Financial Co., Inc.(a)
	2,125,000	5.650		01/17/29	2,532,533
	650,000	2.350		01/08/31	620,926

					8,391,920

Banks – 23.6%
	ABN AMRO Bank NV(a)(b) (-1x 5 Year EUR Swap + 4.674%)
EUR	600,000	4.375		09/22/49	749,672
	AIB Group PLC(c)
	$1,675,000	4.750		10/12/23	1,830,339
	Banco Santander SA
	1,000,000	2.746		05/28/25	1,046,070
	1,000,000	4.250		04/11/27	1,114,260
	600,000	3.306		06/27/29	635,220
	1,000,000	2.749		12/03/30	950,710
	Bank of America Corp.
	4,600,000	4.200		08/26/24	5,070,994
	4,100,000	3.950		04/21/25	4,494,625

Corporate Obligations – (continued)
Banks – (continued)
	(3M USD LIBOR + 0.990%)
	275,000	2.496	(a)(b)	02/13/31	273,103
	(3M USD LIBOR + 1.040%)
	3,188,000	3.419	(a)(b)	12/20/28	3,417,982
	(3M USD LIBOR + 1.070%)
	2,300,000	3.970	(a)(b)	03/05/29	2,543,938
	(3M USD LIBOR + 1.210%)
	400,000	3.974	(a)(b)	02/07/30	442,688
	(3M USD LIBOR + 1.310%)
	1,125,000	4.271	(a)(b)	07/23/29	1,268,280
	(SOFR + 1.010%)
	100,000	1.197	(a)(b)	10/24/26	98,639
	(SOFR + 1.370%)
	450,000	1.922	(a)(b)	10/24/31	423,311
	Barclays PLC(a)(b) (3M USD LIBOR + 1.400%)
	1,925,000	4.610		02/15/23	1,988,756
	BNP Paribas SA(c)
	775,000	3.375		01/09/25	831,862
	950,000	2.824		01/26/41	856,406
	(5 Year USD Swap + 4.149%)
	2,250,000	6.625	(a)(b)	03/25/49	2,453,602
	(SOFR + 1.004%)
	1,425,000	1.323	(a)(b)	01/13/27	1,394,947
	BPCE SA(c)
	2,225,000	5.700		10/22/23	2,485,169
	1,350,000	4.625		09/12/28	1,560,357
	(SOFR + 1.312%)
	1,050,000	2.277	(a)(b)	01/20/32	1,012,777
	CIT Bank NA(a)(b) (SOFR + 1.715%)
	650,000	2.969		09/27/25	682,910
	CIT Group, Inc.(a)
	1,250,000	4.750		02/16/24	1,356,250
	Citigroup, Inc.
	3,150,000	3.875		03/26/25	3,429,058
	575,000	3.400		05/01/26	624,617
	800,000	4.450		09/29/27	899,760
	1,900,000	4.125		07/25/28	2,097,049
	925,000	4.750		05/18/46	1,096,116
	(SOFR + 3.914%)
	275,000	4.412	(a)(b)	03/31/31	312,623
	Cooperatieve Rabobank UA(a)(b)(c) (1 year CMT + 0.550%)
	900,000	1.106		02/24/27	879,588
	Credit Agricole SA
	1,950,000	4.375		03/17/25	2,142,640
	(5 Year USD Swap + 4.319%)
	1,900,000	6.875	(a)(b)(c)	09/23/49	2,110,748
	(SOFR + 1.676%)
	700,000	1.907	(a)(b)(c)	06/16/26	710,038
	Credit Suisse AG(c)
	3,300,000	6.500		08/08/23	3,627,822
	Credit Suisse Group AG
	884,000	4.550		04/17/26	989,620
	1,895,000	4.282	(a)(c)	01/09/28	2,084,841
	(SOFR + 3.730%)
	1,300,000	4.194	(a)(b)(c)	04/01/31	1,413,802
	Deutsche Bank AG(a)(b) (SOFR + 1.870%)
	1,300,000	2.129		11/24/26	1,302,509

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
	(SOFR + 2.159%)
	$975,000	2.222%		09/18/24	$999,472
	Erste Group Bank AG(a)(b) (5 Year EUR Swap + 6.204%)
EUR	600,000	6.500		04/15/49	789,546
	First Horizon Corp.(a)
	$825,000	3.550		05/26/23	870,911
	1,475,000	4.000		05/26/25	1,619,963
	HSBC Bank USA NA
	300,000	7.000		01/15/39	441,393
	HSBC Holdings PLC
	350,000	4.950		03/31/30	408,153
	(3M USD LIBOR + 1.211%)
	1,275,000	3.803	(a)(b)	03/11/25	1,374,718
	(SOFR + 1.538%)
	1,425,000	1.645	(a)(b)	04/18/26	1,426,354
	ING Groep NV(a)(b)(c) (1 Year CMT + 1.100%)
	2,050,000	1.400		07/01/26	2,039,750
	JPMorgan Chase & Co.(a)
	2,003,000	3.625		12/01/27	2,175,639
	(3M USD LIBOR + 1.245%)
	1,025,000	3.960	(b)	01/29/27	1,133,189
	(3M USD LIBOR + 1.360%)
	600,000	3.882	(b)	07/24/38	663,300
	(3M USD LIBOR + 3.800%)
	1,675,000	4.005	(b)	02/01/49	1,676,055
	(SOFR + 0.420%)
	700,000	0.563	(b)	02/16/25	694,673
	(SOFR + 2.515%)
	525,000	2.956	(b)	05/13/31	534,345
	(SOFR + 3.125%)
	2,325,000	4.600	(b)	02/01/49	2,349,157
	Macquarie Bank Ltd.(a)(b)(c) (5 year CMT + 1.700%)
	975,000	3.052		03/03/36	933,397
	Macquarie Group Ltd.(a)(b)(c)
	(3M USD LIBOR + 1.372%)
	1,075,000	3.763		11/28/28	1,175,115
	(SOFR + 1.069%)
	625,000	1.340		01/12/27	613,150
	Mitsubishi UFJ Financial Group, Inc.
	1,025,000	3.751		07/18/39	1,109,573
	Morgan Stanley, Inc.
	3,225,000	3.950		04/23/27	3,559,239
	500,000	4.300		01/27/45	586,870
	(3M USD LIBOR + 1.455%)
	770,000	3.971	(a)(b)	07/22/38	860,236
	(3M USD LIBOR + 1.628%)
	2,175,000	4.431	(a)(b)	01/23/30	2,490,505
	Natwest Group PLC
	700,000	6.100		06/10/23	773,084
	(3M USD LIBOR + 1.550%)
	1,475,000	4.519	(a)(b)	06/25/24	1,593,782
	(3M USD LIBOR + 1.762%)
	700,000	4.269	(a)(b)	03/22/25	763,833
	(5 Year CMT + 2.100%)
	925,000	3.754	(a)(b)	11/01/29	982,812
	Santander Holdings USA, Inc.(a)
	1,275,000	4.500		07/17/25	1,409,908

Corporate Obligations – (continued)
Banks – (continued)
	Wells Fargo & Co.
	2,350,000	4.100		06/03/26	2,614,962
	2,175,000	4.300		07/22/27	2,459,077
	850,000	3.900		05/01/45	934,396
	(3M USD LIBOR + 1.170%)
	2,625,000	3.196	(a)(b)	06/17/27	2,813,422
	(SOFR + 2.000%)
	2,250,000	2.188	(a)(b)	04/30/26	2,321,122
	Wells Fargo Bank NA
	424,000	5.950		08/26/36	555,894
	Westpac Banking Corp.(a)(b)
	(5 Year CMT + 2.000%)
	325,000	4.110		07/24/34	347,276
	(5 Year USD ICE Swap + 2.236%)
	625,000	4.322		11/23/31	689,488

					111,487,457

Beverages – 3.8%
	Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.(a)
	2,550,000	4.700		02/01/36	2,990,308
	2,875,000	4.900		02/01/46	3,416,851
	Anheuser-Busch InBev Worldwide, Inc.
	2,050,000	4.750	(a)	01/23/29	2,395,384
	175,000	5.450	(a)	01/23/39	218,573
	325,000	4.950		01/15/42	389,675
	250,000	4.600	(a)	04/15/48	286,623
	750,000	5.550	(a)	01/23/49	967,208
	50,000	4.600	(a)	06/01/60	56,653
	Bacardi Ltd.(a)(c)
	700,000	5.300		05/15/48	860,041
	Constellation Brands, Inc.(a)
	1,475,000	3.700		12/06/26	1,619,904
	600,000	4.500		05/09/47	683,616
	Keurig Dr Pepper, Inc.(a)
	2,875,000	4.597		05/25/28	3,322,321
	500,000	4.500		11/15/45	578,770
	175,000	5.085		05/25/48	219,403

					18,005,330

Biotechnology(a) – 0.4%
	Amgen, Inc.
	800,000	4.400		05/01/45	926,624
	Royalty Pharma PLC(c)
	550,000	1.200		09/02/25	539,985
	475,000	1.750		09/02/27	464,127

					1,930,736

Building Materials(a) – 0.2%
	Carrier Global Corp.
	75,000	2.493		02/15/27	77,615
	525,000	3.377		04/05/40	524,864
	Masco Corp.
	400,000	1.500		02/15/28	384,760

					987,239

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Chemicals – 1.6%
Celanese US Holdings LLC(a)
$600,000	3.500%		05/08/24	$643,452
DuPont de Nemours, Inc.(a)
625,000	4.725		11/15/28	725,975
125,000	5.319		11/15/38	156,876
Huntsman International LLC(a)
1,050,000	4.500		05/01/29	1,158,818
LYB International Finance B.V.(a)
725,000	4.875		03/15/44	847,888
Nutrition & Biosciences, Inc.(a)(c)
1,075,000	3.268		11/15/40	1,057,305
Syngenta Finance NV(c)
970,000	3.933		04/23/21	971,125
The Sherwin-Williams Co.(a)
475,000	3.450		06/01/27	517,817
925,000	2.950		08/15/29	963,267
475,000	4.000		12/15/42	513,176

				7,555,699

Commercial Services – 1.4%
CoStar Group, Inc.(a)(c)
1,575,000	2.800		07/15/30	1,533,409
DP World PLC
360,000	5.625		09/25/48	421,762
Global Payments, Inc.(a)
1,575,000	2.650		02/15/25	1,654,632
IHS Markit Ltd.(a)
900,000	3.625		05/01/24	967,311
1,625,000	4.000	(c)	03/01/26	1,790,620

				6,367,734

Computers – 3.2%
Amdocs Ltd.(a)
1,025,000	2.538		06/15/30	1,005,289
Apple, Inc.
1,652,000	3.850		05/04/43	1,883,842
Dell International LLC/EMC Corp.(a)(c)
75,000	5.450		06/15/23	81,965
3,355,000	6.020		06/15/26	3,969,871
375,000	4.900		10/01/26	426,292
724,000	5.300		10/01/29	846,580
225,000	6.200		07/15/30	280,170
525,000	8.100		07/15/36	769,414
75,000	8.350		07/15/46	114,161
Hewlett Packard Enterprise Co.(a)
4,424,000	4.900		10/15/25	5,042,829
605,000	6.350		10/15/45	789,737

				15,210,150

Diversified Financial Services – 4.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust(a)
1,875,000	4.875		01/16/24	2,039,531
2,035,000	6.500		07/15/25	2,373,441
Air Lease Corp.
850,000	2.250		01/15/23	872,635
2,150,000	3.375	(a)	07/01/25	2,271,991
1,450,000	2.875	(a)	01/15/26	1,500,735
1,475,000	3.750	(a)	06/01/26	1,575,374

Corporate Obligations – (continued)
Diversified Financial Services – (continued)
American Express Co.(a)(b) (3M USD LIBOR + 3.285%)
527,000	3.469		03/15/49	523,706
Aviation Capital Group LLC(a)(c)
500,000	1.950		01/30/26	487,195
Avolon Holdings Funding Ltd.(a)(c)
750,000	3.950		07/01/24	783,893
900,000	4.250		04/15/26	941,526
300,000	3.250		02/15/27	298,356
GE Capital International Funding Co.
1,750,000	3.373		11/15/25	1,896,405
600,000	4.418		11/15/35	686,616
Huarong Finance 2019 Co. Ltd.
200,000	3.750		05/29/24	210,688
200,000	3.875	(a)	11/13/29	202,250
Huarong Finance II Co. Ltd.
200,000	5.500		01/16/25	219,374
200,000	5.000		11/19/25	219,750
Intercontinental Exchange, Inc.(a)
1,600,000	2.650		09/15/40	1,480,128
JAB Holdings B.V.(a)(c)
700,000	2.200		11/23/30	657,734
Nasdaq, Inc.(a)
175,000	3.250		04/28/50	164,540

				19,405,868

Electrical – 3.8%
American Electric Power Co., Inc.(a)
350,000	2.300		03/01/30	341,159
Arizona Public Service Co.(a)
275,000	3.750		05/15/46	290,092
Berkshire Hathaway Energy Co.
767,000	6.125		04/01/36	1,040,090
CMS Energy Corp.(a)
500,000	4.875		03/01/44	598,770
Dominion Energy, Inc.(a)
900,000	3.900		10/01/25	990,027
Duke Energy Corp.(a)
400,000	4.800		12/15/45	461,948
Duquesne Light Holdings, Inc.(a)(c)
1,075,000	2.532		10/01/30	1,033,269
FirstEnergy Corp.(a)
525,000	2.050		03/01/25	527,352
475,000	2.650		03/01/30	460,089
NRG Energy, Inc.(a)(c)
1,260,000	4.450		06/15/29	1,371,712
Pacific Gas & Electric Co.(a)
675,000	2.100		08/01/27	660,764
975,000	2.500		02/01/31	919,542
375,000	3.300		08/01/40	338,119
825,000	3.500		08/01/50	717,989
Progress Energy, Inc.
825,000	7.000		10/30/31	1,113,832
Public Service Electric & Gas Co.(a)
975,000	3.950		05/01/42	1,089,172
Sempra Energy(a)
570,000	3.400		02/01/28	612,494
1,125,000	3.800		02/01/38	1,208,216

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Electrical – (continued)
Southern California Edison Co.(a)
$500,000	4.200%		03/01/29	$557,115
275,000	4.050		03/15/42	288,195
905,000	4.125		03/01/48	948,187
The Southern Co.(a)
1,450,000	3.250		07/01/26	1,552,515
Vistra Operations Co. LLC(a)(c)
975,000	4.300		07/15/29	1,030,653

				18,151,301

Engineering & Construction(a) – 0.1%
Mexico City Airport Trust
240,000	3.875	(c)	04/30/28	243,225
200,000	5.500		07/31/47	197,060
220,000	5.500	(c)	07/31/47	216,766

				657,051

Food & Drug Retailing(a) – 0.5%
Grupo Bimbo SAB de CV
1,070,000	4.700		11/10/47	1,179,006
Sysco Corp.
150,000	6.600		04/01/40	210,077
600,000	6.600		04/01/50	868,818

				2,257,901

Gas(a) – 0.1%
NiSource, Inc.
225,000	3.600		05/01/30	243,918

Healthcare Providers & Services – 0.9%
Centene Corp.(a)
1,250,000	4.250		12/15/27	1,313,887
CommonSpirit Health
150,000	4.350		11/01/42	165,546
DENTSPLY SIRONA, Inc.(a)
450,000	3.250		06/01/30	470,084
PerkinElmer, Inc.(a)
1,200,000	3.300		09/15/29	1,269,372
STERIS Irish FinCo UnLtd Co.(a)
250,000	2.700		03/15/31	247,960
UnitedHealth Group, Inc.(a)
825,000	2.750		05/15/40	806,355

				4,273,204

Home Furnishings(a) – 0.1%
Whirlpool Corp.
550,000	4.600		05/15/50	633,418

Insurance – 2.4%
American International Group, Inc.
1,200,000	3.900	(a)	04/01/26	1,324,620
325,000	4.200	(a)	04/01/28	365,378
700,000	6.250		05/01/36	940,282
598,000	4.500	(a)	07/16/44	680,697
375,000	4.800	(a)	07/10/45	445,249
Arch Capital Finance LLC(a)
400,000	4.011		12/15/26	451,488
323,000	5.031		12/15/46	395,443

Corporate Obligations – (continued)
Insurance – (continued)
Arch Capital Group Ltd.
595,000	7.350		05/01/34	853,545
Great-West Lifeco Finance 2018 LP(a)(c)
425,000	4.047		05/17/28	478,142
Marsh & McLennan Cos., Inc.(a)
1,500,000	4.375		03/15/29	1,721,310
MetLife, Inc.
475,000	4.721		12/15/44	584,792
Principal Financial Group, Inc.
150,000	6.050		10/15/36	199,650
Teachers Insurance & Annuity Association of America(c)
990,000	4.900		09/15/44	1,210,582
The Hartford Financial Services Group, Inc.
200,000	6.625		04/15/42	270,436
Willis North America, Inc.(a)
400,000	2.950		09/15/29	415,164
XLIT Ltd.
998,000	4.450		03/31/25	1,112,650

				11,449,428

Internet(a) – 1.9%
Amazon.com, Inc.
900,000	4.950		12/05/44	1,173,762
Booking Holdings, Inc.
375,000	4.100		04/13/25	418,500
Expedia Group, Inc.
2,125,000	3.600	(c)	12/15/23	2,256,431
2,325,000	4.500		08/15/24	2,538,458
775,000	4.625	(c)	08/01/27	861,506
400,000	3.250		02/15/30	404,784
725,000	2.950	(c)	03/15/31	714,560
Prosus NV
200,000	3.680	(c)	01/21/30	206,750
200,000	3.680		01/21/30	206,750

				8,781,501

Iron/Steel(a) – 0.2%
Steel Dynamics, Inc.
1,000,000	1.650		10/15/27	980,410

Machinery-Diversified(a) – 0.1%
Otis Worldwide Corp.
325,000	3.112		02/15/40	321,457

Media – 2.9%
Charter Communications Operating LLC/Charter Communications Operating Capital(a)
3,150,000	4.908		07/23/25	3,574,840
1,175,000	3.750		02/15/28	1,273,300
625,000	6.384		10/23/35	809,856
300,000	6.484		10/23/45	393,237
375,000	5.750		04/01/48	454,905
Comcast Corp.
150,000	3.250	(a)	11/01/39	154,676
250,000	6.400		03/01/40	360,862
475,000	3.750	(a)	04/01/40	521,574
75,000	4.750		03/01/44	92,359
525,000	3.400	(a)	07/15/46	540,367

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Media – (continued)
$700,000	4.700	% (a)	10/15/48	$864,934
263,000	3.999	(a)	11/01/49	293,124
Discovery Communications LLC(a)
150,000	5.200		09/20/47	176,247
75,000	5.300		05/15/49	89,743
Fox Corp.(a)
225,000	5.476		01/25/39	280,931
The Walt Disney Co.(a)
1,100,000	4.625		03/23/40	1,334,696
50,000	4.950		10/15/45	63,343
1,000,000	4.700		03/23/50	1,253,890
Time Warner Cable LLC(a)
500,000	5.875		11/15/40	621,175
ViacomCBS, Inc.(a)
450,000	5.850		09/01/43	575,293

				13,729,352

Mining – 0.5%
Glencore Funding LLC(c)
781,000	4.625		04/29/24	861,201
Newcrest Finance Pty Ltd.(a)(c)
375,000	3.250		05/13/30	393,263
Teck Resources Ltd.(a)
950,000	3.900		07/15/30	992,227

				2,246,691

Miscellaneous Manufacturing – 0.6%
General Electric Co.
325,000	3.450	(a)	05/01/27	352,953
600,000	6.750		03/15/32	803,460
625,000	6.150		08/07/37	823,250
769,000	5.875		01/14/38	995,002

				2,974,665

Oil Field Services – 4.4%
BP Capital Markets America, Inc.(a)
450,000	3.410		02/11/26	490,275
675,000	3.119		05/04/26	726,091
175,000	4.234		11/06/28	198,520
Continental Resources, Inc.(a)
216,000	4.500		04/15/23	222,750
Devon Energy Corp.(a)
2,142,000	5.850		12/15/25	2,498,107
Diamondback Energy, Inc.(a)
1,525,000	4.750		05/31/25	1,704,584
Gazprom PJSC Via Gaz Capital SA
200,000	5.150	(c)	02/11/26	219,063
70,000	8.625	(d)	04/28/34	98,459
110,000	7.288		08/16/37	143,859
Gazprom PJSC Via Gaz Finance PLC(c)
450,000	3.250		02/25/30	430,594
KazMunayGas National Co. JSC
280,000	6.375		10/24/48	355,628
Lukoil International Finance B.V.
1,030,000	4.563		04/24/23	1,089,225

Corporate Obligations – (continued)
Oil Field Services – (continued)
Marathon Petroleum Corp.(a)
700,000	3.625		09/15/24	756,609
1,620,000	3.800		04/01/28	1,754,784
Occidental Petroleum Corp.(a)
1,100,000	2.900		08/15/24	1,084,875
Ovintiv Exploration, Inc.
1,750,000	5.625		07/01/24	1,922,812
Ovintiv, Inc.(a)
2,025,000	3.900		11/15/21	2,045,837
Pertamina Persero PT(a)
370,000	4.175		01/21/50	358,669
Phillips 66(a)
200,000	3.850		04/09/25	219,044
875,000	1.300		02/15/26	866,206
Pioneer Natural Resources Co.(a)
1,150,000	1.125		01/15/26	1,130,680
Shell International Finance B.V.
225,000	6.375		12/15/38	323,897
Suncor Energy, Inc.(a)
850,000	3.100		05/15/25	907,690
Valero Energy Corp.
650,000	2.700		04/15/23	674,902
650,000	2.850	(a)	04/15/25	679,224

				20,902,384

Packaging(a) – 0.2%
Berry Global, Inc.(c)
450,000	1.570		01/15/26	443,003
Packaging Corp. of America
375,000	4.050		12/15/49	417,971

				860,974

Pharmaceuticals(a) – 4.5%
AbbVie, Inc.
2,825,000	3.200		11/21/29	2,999,189
2,750,000	4.050		11/21/39	3,065,590
75,000	4.875		11/14/48	91,697
2,325,000	4.250		11/21/49	2,631,807
Becton Dickinson & Co.
3,389,000	3.700		06/06/27	3,735,356
500,000	4.685		12/15/44	595,510
175,000	4.669		06/06/47	209,136
Bristol-Myers Squibb Co.
375,000	4.550		02/20/48	457,942
675,000	4.250		10/26/49	795,116
Cigna Corp.
650,000	4.900		12/15/48	796,406
CVS Health Corp.
3,300,000	3.875		07/20/25	3,647,226
325,000	4.780		03/25/38	383,770
720,000	5.125		07/20/45	884,959
875,000	4.250		04/01/50	983,999
Zoetis, Inc.
75,000	4.450		08/20/48	89,813

				21,367,516

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Pipelines – 4.5%
Abu Dhabi Crude Oil Pipeline LLC(c)
$490,000	4.600%		11/02/47	$553,088
Energy Transfer Operating LP(a)
1,240,000	5.200		02/01/22	1,272,190
1,325,000	2.900		05/15/25	1,380,809
525,000	4.200		04/15/27	572,838
300,000	5.500		06/01/27	346,059
456,000	5.150		03/15/45	470,806
550,000	5.300		04/15/47	576,147
450,000	6.250		04/15/49	530,775
Enterprise Products Operating LLC(a)
575,000	4.800		02/01/49	662,866
EQM Midstream Partners LP(a)
384,000	4.750		07/15/23	397,440
Galaxy Pipeline Assets Bidco Ltd.(c)
200,000	2.625		03/31/36	191,000
Kinder Morgan Energy Partners LP
650,000	6.550		09/15/40	849,479
MPLX LP(a)
600,000	2.650		08/15/30	588,390
400,000	4.500		04/15/38	436,940
400,000	4.700		04/15/48	432,364
520,000	5.500		02/15/49	619,720
Plains All American Pipeline LP/PAA Finance Corp.(a)
400,000	3.650		06/01/22	409,572
1,500,000	3.850		10/15/23	1,588,545
1,419,000	4.650		10/15/25	1,557,622
Sabine Pass Liquefaction LLC(a)
4,050,000	5.625		03/01/25	4,633,969
475,000	5.000		03/15/27	541,495
Sunoco Logistics Partners Operations LP(a)
550,000	5.950		12/01/25	640,514
100,000	5.400		10/01/47	106,993
The Williams Cos., Inc.
150,000	6.300		04/15/40	193,428
Western Midstream Operating LP(a)
725,000	4.350		02/01/25	748,563
1,000,000	5.450		04/01/44	1,025,000

				21,326,612

Real Estate(a) – 0.0%
Country Garden Holdings Co. Ltd.
200,000	3.300		01/12/31	189,000

Real Estate Investment Trust – 3.3%
Alexandria Real Estate Equities, Inc.(a)
500,000	3.800		04/15/26	552,465
American Tower Corp.
975,000	5.000		02/15/24	1,087,905
1,300,000	4.000	(a)	06/01/25	1,432,314
50,000	2.100	(a)	06/15/30	47,774
Camden Property Trust(a)
700,000	3.150		07/01/29	739,102
Crown Castle International Corp.(a)
625,000	3.650		09/01/27	683,256
975,000	2.900		04/01/41	896,669

Corporate Obligations – (continued)
Real Estate Investment Trust – (continued)
Essex Portfolio LP(a)
925,000	3.000		01/15/30	947,209
Healthcare Realty Trust, Inc.(a)
450,000	2.050		03/15/31	422,888
Kimco Realty Corp.(a)
550,000	3.800		04/01/27	604,714
MPT Operating Partnership LP/MPT Finance Corp.(a)
950,000	4.625		08/01/29	1,000,037
National Retail Properties, Inc.(a)
700,000	3.600		12/15/26	758,940
Spirit Realty LP(a)
1,675,000	4.000		07/15/29	1,813,857
VEREIT Operating Partnership LP(a)
1,350,000	3.400		01/15/28	1,426,774
700,000	3.100		12/15/29	715,792
550,000	2.850		12/15/32	533,110
WP Carey, Inc.(a)
700,000	3.850		07/15/29	754,558
975,000	2.400		02/01/31	935,639

				15,353,003

Retailing – 1.8%
7-Eleven, Inc.(a)(c)
750,000	2.500		02/10/41	680,663
AutoNation, Inc.(a)
1,425,000	4.750		06/01/30	1,642,227
Dollar Tree, Inc.(a)
1,575,000	4.000		05/15/25	1,738,926
McDonald’s Corp.(a)
825,000	4.450		09/01/48	961,438
Starbucks Corp.(a)
875,000	3.500		11/15/50	877,135
The Home Depot, Inc.
400,000	5.875		12/16/36	553,316
500,000	4.875	(a)	02/15/44	636,815
200,000	4.400	(a)	03/15/45	240,212
400,000	4.250	(a)	04/01/46	470,712
Walgreens Boots Alliance, Inc.(a)
625,000	4.100		04/15/50	636,094

				8,437,538

Savings & Loans(a)(b)(c) – 0.3%
Nationwide Building Society(3M USD LIBOR + 1.855%)
1,250,000	3.960		07/18/30	1,367,587

Semiconductors – 3.3%
Broadcom Corp./Broadcom Cayman Finance Ltd.(a)
3,476,000	3.875		01/15/27	3,771,390
64,000	3.500		01/15/28	67,949
Broadcom, Inc.
1,875,000	3.419		04/15/33	1,880,370
5,699,000	3.469		04/15/34	5,718,486
950,000	3.500	(a)(c)	02/15/41	910,110
Microchip Technology, Inc.(c)
1,350,000	2.670		09/01/23	1,407,564

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Semiconductors – (continued)
	NXP B.V./NXP Funding LLC/NXP USA, Inc.(a)(c)
	$550,000	3.875%		06/18/26	$605,011
	1,125,000	3.400		05/01/30	1,186,560

					15,547,440

Software(a) – 1.9%
	Citrix Systems, Inc.
	1,650,000	3.300		03/01/30	1,696,513
	Fiserv, Inc.
	2,100,000	3.200		07/01/26	2,264,619
	775,000	4.400		07/01/49	895,078
	Oracle Corp.
	2,250,000	2.875		03/25/31	2,290,545
	750,000	3.600		04/01/40	754,103
	700,000	4.000		11/15/47	723,583
	425,000	3.600		04/01/50	412,454

					9,036,895

Telecommunication Services – 8.7%
	AT&T, Inc.
	4,675,000	2.300	(a)	06/01/27	4,766,256
	250,000	1.650	(a)	02/01/28	242,015
	1,825,000	2.750	(a)	06/01/31	1,818,101
	486,000	2.550	(a)(c)	12/01/33	461,306
	550,000	6.150		09/15/34	705,892
	175,000	4.900	(a)	08/15/37	206,098
	925,000	4.850	(a)	03/01/39	1,074,905
	300,000	6.000	(a)	08/15/40	392,991
	925,000	3.500	(a)	06/01/41	914,224
	125,000	4.300	(a)	12/15/42	136,659
	275,000	4.850	(a)	07/15/45	315,997
	250,000	4.750	(a)	05/15/46	286,668
	625,000	5.150	(a)	11/15/46	758,956
	575,000	3.650	(a)	06/01/51	555,962
	British Telecommunications PLC(a)(c)
	685,000	4.250		11/08/49	734,299
	Deutsche Telekom International Finance B.V.(a)(c)
	575,000	4.375		06/21/28	659,128
	NTT Finance Corp.(a)(c)
	600,000	2.065		04/03/31	592,158
	T-Mobile USA, Inc.(a)(c)
	1,975,000	3.500		04/15/25	2,130,314
	775,000	1.500		02/15/26	767,614
	4,800,000	3.750		04/15/27	5,243,328
	1,950,000	2.050		02/15/28	1,912,755
	2,825,000	3.875		04/15/30	3,065,407
	850,000	3.000		02/15/41	791,019
	Verizon Communications, Inc.
	1,200,000	2.100	(a)	03/22/28	1,203,888
	2,931,000	4.329		09/21/28	3,355,966
	750,000	3.875	(a)	02/08/29	837,668
	1,876,000	4.016	(a)	12/03/29	2,097,762
	475,000	3.150	(a)	03/22/30	500,498
	2,025,000	2.550	(a)	03/21/31	2,022,347
	375,000	5.250		03/16/37	473,366
	1,100,000	2.650	(a)	11/20/40	1,005,411

Corporate Obligations – (continued)
Telecommunication Services – (continued)
	295,000	4.125		08/15/46	324,512
	400,000	4.862		08/21/46	481,932
	83,000	5.012		04/15/49	102,511

					40,937,913

Transportation – 0.7%
	Burlington Northern Santa Fe LLC
	425,000	6.150		05/01/37	591,120
	575,000	5.750	(a)	05/01/40	775,795
	FedEx Corp.(a)
	850,000	4.050		02/15/48	922,301
	Union Pacific Corp.(a)
	450,000	3.950		09/10/28	505,863
	275,000	3.550		08/15/39	292,424
					3,087,503

	TOTAL CORPORATE OBLIGATIONS
	(Cost $410,561,706)				$431,371,491

Foreign Debt Obligations – 4.8%
Sovereign – 4.8%
	Abu Dhabi Government International Bond
	$1,680,000	4.125%		10/11/47	$1,892,100
	Mexico Government International Bond(a)
EUR	130,000	1.350		09/18/27	157,215
	$2,540,000	3.250		04/16/30	2,560,637
	Perusahaan Penerbit SBSN
	1,580,000	4.550		03/29/26	1,775,525
	Republic of Chile(a)
	200,000	3.500		01/25/50	203,688
	Republic of Colombia(a)
	201,000	4.000		02/26/24	214,128
	350,000	4.500		03/15/29	382,266
	690,000	3.000		01/30/30	674,259
	1,073,000	3.125		04/15/31	1,050,199
	200,000	4.125		05/15/51	190,250
	Republic of Indonesia
	200,000	3.700	(c)	01/08/22	204,875
	387,000	5.875		01/15/24	437,068
	350,000	4.350	(c)	01/08/27	391,453
	1,610,000	4.350		01/08/27	1,800,684
	470,000	6.750		01/15/44	664,756
	Republic of Panama(a)
	380,000	2.252		09/29/32	359,931
	200,000	3.870		07/23/60	198,313
	Republic of Peru(a)
EUR	100,000	1.250		03/11/33	115,745
	Republic of Peru(a)
	$610,000	2.783		01/23/31	610,572
	220,000	2.780		12/01/60	181,294
	220,000	3.230	(e)	07/28/21	177,444
	Republic of Philippines
EUR	340,000	0.000		02/03/23	397,223
	$450,000	0.700		02/03/29	527,550
	210,000	2.650		12/10/45	188,001

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal Amount		Interest Rate		Maturity Date	Value

Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Republic of Qatar(c)
	$1,800,000	5.103%		04/23/48	$2,275,312
	Republic of Romania(c)
EUR	90,000	2.124		07/16/31	107,852
	70,000	2.000		01/28/32	82,269
	80,000	4.625		04/03/49	115,570
	State of Israel(f)
	200,000	4.500		04/03/20	238,500
	United Mexican States
	$740,000	3.750		01/11/28	792,262
	960,000	2.659	(a)	05/24/31	910,500
EUR	1,920,000	1.450	(a)	10/25/33	2,113,674
	$709,000	3.771	(a)	05/24/61	624,585

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $21,625,307)				$22,615,700

Municipal Debt Obligations – 1.0%
California(a) – 0.2%
	California State GO Bonds Build America Taxable Series 2009
	$455,000	7.300%		10/01/39	$693,685

Illinois – 0.7%
	Illinois State GO Bonds Build America Series 2010(a)
	1,625,000	6.630		02/01/35	1,945,732
	Illinois State GO Bonds Taxable-Pension Series 2003
	1,360,000	5.100		06/01/33	1,531,174

					3,476,906

New Jersey(a) – 0.1%
	New Jersey State Turnpike Authority RB Build America Bonds Taxable Series 2009 F
	350,000	7.414		01/01/40	549,900

	TOTAL MUNICIPAL DEBT OBLIGATIONS
	(Cost $3,797,165)				$4,720,491

U.S. Treasury Obligation(g) – 0.2%
	United States Treasury Bonds
	$700,000	3.375%		11/15/48	$841,750
	(Cost $855,704)

	TOTAL INVESTMENTS – 97.3%
	(Cost $436,839,882)				$459,549,432

	OTHER ASSETS IN EXCESS OF LIABILITIES – 2.7%				12,984,171

	NET ASSETS – 100.0%				$472,533,603

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2021.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(d)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on March 31, 2021.

(e)	Actual maturity date is July 28, 2121.

(f)	Actual maturity date is April 03, 2120.

(g)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
EUR	—Euro
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
USD	—U.S. Dollar

Investment Abbreviations:
BP	—British Pound Offered Rate
CMT	—Constant Maturity Treasury Indexes
EURO	—Euro Offered Rate
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
RB	—Revenue Bond
SOFR	—Secured Overnight Funding Rate

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

March 31, 2021

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2021, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
BofA Securities LLC	USD	2,813,273	NOK	23,848,820	06/16/21	$25,080
Citibank NA	USD	3,327,931	NZD	4,644,349	06/16/21	84,931
JPMorgan Securities, Inc.	USD	2,724,277	AUD	3,537,067	06/16/21	36,804
State Street Bank (London)	USD	3,096,405	SEK	26,292,345	06/16/21	83,705
UBS AG (London)	USD	5,168,834	EUR	4,254,052	04/09/21	179,176

TOTAL						$409,696

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Barclays Bank PLC	EUR	4,738,716	USD	5,646,649	06/16/21	$(80,434)
Citibank NA	USD	3,016,096	CAD	3,815,195	06/16/21	(20,096)
HSBC Bank PLC	JPY	356,580,459	USD	3,281,043	06/16/21	(58,278)

TOTAL						$(158,808)

FUTURES CONTRACTS — At March 31, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Ultra Long U.S. Treasury Bonds	174	06/21/21	$31,532,062	$(1,220,304)
2 Year U.S. Treasury Notes	198	06/30/21	43,703,859	(33,618)
10 Year U.S. Treasury Notes	42	06/21/21	5,499,375	(46,450)
20 Year U.S. Treasury Bonds	14	06/21/21	2,164,313	(34,589)

Total				$(1,334,961)
Short position contracts:
Ultra 10 Year U.S. Treasury Notes	(2)	06/21/21	(287,375)	1,437
5 Year U.S. Treasury Notes	(339)	06/30/21	(41,832,070)	311,490

Total				$312,927

TOTAL FUTURES CONTRACTS				$(1,022,034)

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2021, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
1M LIBOR + 0.090%(a)	3M LIBOR(a)	07/25/24		$17,380		$1,599	$5,837	$(4,238)
0.000(a)	3M LIBOR(a)	11/10/24		10,290	(b)	320	10	310
1.598(c)	3M LIBOR(a)	03/11/26		1,310	(b)	6,048	1,913	4,135
3M LIBOR(a)	0.500(c)	06/16/26		660	(b)	(20,296)	(14,937)	(5,359)
3M LIBOR(a)	2.209(c)	02/25/31		1,840	(b)	(28,799)	(5,495)	(23,304)
3M LIBOR(a)	2.378(c)	03/09/31		1,870	(b)	(15,272)	(6,992)	(8,280)
0.000(d)	6M EURO(c)	06/16/31	EUR	1,540	(b)	17,129	9,586	7,543
2.431(c)	3M LIBOR(a)	02/25/36		$2,270	(b)	22,506	2,740	19,766
2.503(c)	3M LIBOR(a)	03/10/36		1,470	(b)	10,384	6,915	3,469

TOTAL						$(6,381)	$(423)	$(5,958)

(a)	Payments made quarterly.
(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2021.
(c)	Payments made semi-annually.
(d)	Payments made annually.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2021(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
AT&T, Inc., 2.450%, 06/30/20	1.000%	0.457%	06/20/24	$2,325	$41,362	$3,487	$37,875
CDX.NA.IG Index 28	1.000	0.278	06/20/22	28,500	263,080	240,453	22,627
CDX.NA.IG Index 34	1.000	0.319	06/20/23	17,200	266,252	163,359	102,893
CDX.NA.IG Index 34	1.000	0.554	06/20/25	66,325	1,246,106	445,976	800,130
General Electric Co. 2.700%, 10/09/22	1.000	0.517	06/20/24	1,175	18,639	(12,931)	31,570
General Electric Co. 2.700%, 10/09/22	1.000	0.613	12/20/24	550	8,034	(6,518)	14,552
Prudential Financial, Inc., 3.500%, 05/15/24	1.000	0.347	06/20/24	1,150	24,598	11,063	13,535
Republic of Colombia, 10.375%, 01/28/33	1.000	0.832	06/20/24	1,830	10,462	(6,610)	17,072
Republic of Indonesia, 5.875%, 03/13/20	1.000	0.515	06/20/24	70	1,116	(102)	1,218
Republic of Peru, 8.750%, 11/21/33	1.000	0.509	06/20/24	550	8,894	5,739	3,155
The Boeing Co., 8.750%, 08/15/21	1.000	0.770	06/20/24	1,750	13,408	24,461	(11,053)
United Mexican States, 4.150%, 03/28/27	1.000	0.658	06/20/24	640	7,251	(6,105)	13,356

TOTAL					$1,909,202	$862,272	$1,046,930

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

Abbreviations:
CDX.NA.IG Index 28	—CDX North America Investment Grade Index 28
CDX.NA.IG Index 34	—CDX North America Investment Grade Index 34

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments

March 31, 2021

Principal Amount		Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – 72.0%
Argentina(a) – 0.1%
	Republic of Argentina (CCC+/NR)
	$12,578	1.000%		07/09/29	$4,505
	65,075	0.125	(b)	07/09/30	21,617
	108,322	0.125	(b)	07/09/35	31,955

					58,077

Brazil – 4.4%
	Brazil Letras do Tesouro Nacional (NR/NR)(c)
BRL	13,552,000	0.000		04/01/21	2,407,682
	Brazil Notas do Tesouro Nacional (BB-/Ba2)
	5,203,000	10.000		01/01/25	975,289

					3,382,971

Chile – 1.1%
	Bonos de la Tesoreria de la Republica en Pesos (NR/NR)
CLP	580,000,000	5.000		03/01/35	873,911

China – 13.3%
	Agricultural Development Bank of China (NR/NR)
CNY	17,110,000	2.960		04/17/30	2,468,999
	China Development Bank (NR/NR)
	17,580,000	3.340		07/14/25	2,675,217
	17,780,000	3.090		06/18/30	2,594,399
	China Government Bond (NR/NR)
	13,900,000	2.850		06/04/27	2,078,771
	2,800,000	3.280		12/03/27	429,228

					10,246,614

Colombia – 4.1%
	Republic of Colombia (NR/NR)
COP	1,292,478,195	3.300		03/17/27	370,815
	2,538,700,000	5.750		11/03/27	674,017
	2,058,100,000	7.250		10/18/34	548,144
	Republic of Colombia (NR/Baa2)(a)
	1,851,000,000	4.375		03/21/23	512,356
	Republic of Colombia (BBB/Baa2)
	3,598,400,000	7.500		08/26/26	1,061,625

					3,166,957

Czech Republic – 3.5%
	Czech Republic Government Bond (NR/NR)
CZK	22,270,000	1.000		06/26/26	970,135
	27,080,000	0.250		02/10/27	1,121,157
	Czech Republic Government Bond (NR/Aa3)
	11,320,000	4.200		12/04/36	645,469

					2,736,761

Dominican Republic – 0.1%
	Dominican Republic (NR/NR)
DOP	2,800,000	10.500		04/07/23	51,765

Ecuador(b) – 0.1%
	Republic of Ecuador (B-/NR)
	$140,000	0.500		07/31/35	64,050

Egypt(d) – 0.3%
	Republic of Egypt (B/B2u)
	200,000	8.875		05/29/50	204,125

Sovereign Debt Obligations – (continued)
Hungary – 3.6%
	Hungary Government Bond (NR/NR)
HUF	179,680,000	2.750		12/22/26	605,298
	Hungary Government Bond (NR/Baa3)
	124,250,000	3.000		08/21/30	420,644
	Hungary Government Bond (BBB/NR)
	194,960,000	5.500		06/24/25	730,182
	292,160,000	3.000		10/27/27	996,469

					2,752,593

Indonesia – 2.0%
	Indonesia Treasury Bond (NR/NR)
IDR	15,358,000,000	7.500		06/15/35	1,081,308
	Indonesia Treasury Bond (NR/Baa2)
	6,000,000,000	7.000		05/15/27	430,430

					1,511,738

Mexico – 5.0%
	United Mexican States (NR/Baa1)
MXN	9,697,500	8.000		09/05/24	509,588
	4,741,100	5.750		03/05/26	230,218
	1,907,500	8.000		11/07/47	95,657
	United Mexican States (BBB+/Baa1)
	15,330,000	8.500		05/31/29	842,130
	5,456,000	7.750		05/29/31	284,452
	8,836,600	10.000		11/20/36	539,871
	24,561,200	8.500		11/18/38	1,318,815

					3,820,731

Peru – 2.2%
	Republic of Peru (A-/A3)
PEN	836,000	6.350		08/12/28	260,660
	980,000	6.950		08/12/31	303,219
	1,640,000	6.150		08/12/32	474,609
	1,665,000	5.400		08/12/34	434,071
	246,000	6.900		08/12/37	70,802
	510,000	5.350		08/12/40	123,948

					1,667,309

Philippines – 0.3%
	Republic of Philippines (BBB+/Baa2)
PHP	10,000,000	6.250		01/14/36	254,639

Poland – 6.6%
	Republic of Poland (NR/NR)
PLN	9,170,000	0.750		04/25/25	2,335,045
	Republic of Poland (A/A2)
	5,120,000	2.500		07/25/27	1,407,660
	4,700,000	2.750		04/25/28	1,310,491

					5,053,196

Romania – 1.9%
	Republic of Romania (NR/NR)
RON	2,110,000	3.650		07/28/25	525,596
	700,000	4.150		01/26/28	180,603
	2,600,000	3.650		09/24/31	635,017
	Republic of Romania (BBB-/Baa3)(d)
EUR	100,000	3.624		05/26/30	134,802

					1,476,018

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Principal Amount		Interest Rate	Maturity Date	Value

Sovereign Debt Obligations – (continued)
Russia – 5.4%
	Russian Federation Bond (NR/NR)
RUB	43,640,000	6.000%	10/06/27	$553,422
	60,150,000	5.900	03/12/31	735,759
	45,560,000	7.700	03/23/33	634,707
	23,220,000	7.250	05/10/34	311,939
	136,470,000	7.700	03/16/39	1,915,706

				4,151,533

South Africa – 7.8%
	Republic of South Africa (BB/Ba2)
ZAR	30,950,000	10.500	12/21/26	2,385,956
	6,930,000	7.000	02/28/31	383,284
	26,650,000	8.875	02/28/35	1,531,985
	2,425,000	8.500	01/31/37	130,949
	25,784,300	8.750	01/31/44	1,368,666
	4,620,000	8.750	02/28/48	244,860

				6,045,700

Thailand – 8.5%
	Thailand Government Bond (NR/NR)
THB	16,360,000	3.300	06/17/38	574,779
	1,220,000	3.600	06/17/67	43,818
	Thailand Government Bond (NR/Baa1)
	53,100,912	1.250	03/12/28	1,632,959
	65,970,000	3.775	06/25/32	2,457,383
	Thailand Government Bond (A-/Baa1)
	49,960,000	3.850	12/12/25	1,803,619

				6,512,558

Turkey – 1.3%
	Republic of Turkey (NR/B2)
	$200,000	5.875	06/26/31	180,750
	Republic of Turkey (NR/NR)
TRY	4,460,000	10.600	02/11/26	408,069
	805,000	11.000	02/24/27	71,411
	4,250,000	11.700	11/13/30	366,981

				1,027,211

Ukraine(d) – 0.1%
	Ukraine Government Bond (B/NR)
EUR	100,000	4.375	01/27/30	107,339

Uruguay – 0.3%
	Republic of Uruguay (BBB/NR)
UYU	4,431,359	3.875	07/02/40	115,987
	Republic of Uruguay (BBB/Baa2)
	4,608,257	4.375	12/15/28	124,417

				240,404

	TOTAL SOVEREIGN DEBT OBLIGATIONS
	(Cost $56,435,113)			$55,406,200

Corporate Obligations – 3.6%
British Virgin Islands(a) – 0.2%
	Huarong Finance 2019 Co. Ltd. (NR/Baa1)
	$200,000	3.375%	02/24/30	$194,063

Corporate Obligations – (continued)
China(e) – 0.0%
	iQIYI, Inc. (NR/NR)
	10,000	2.000	04/01/25	9,230

Colombia – 0.3%
	Banco de Bogota SA (NR/Ba2)
	200,000	6.250	05/12/26	224,060

Israel(a)(d) – 0.1%
	Leviathan Bond Ltd. (BB-/Ba3)
	50,000	5.750	06/30/23	52,359

Mexico(a) – 0.4%
	Mexico City Airport Trust (BBB/Baa3)
	270,000	3.875	04/30/28	273,628

Peru(a) – 0.9%
	Banco de Credito del Peru (BBB+/NR)
PEN	2,430,000	4.650	09/17/24	684,665

South Africa – 0.5%
	The Eastern & Southern African Trade & Development Bank (NR/Baa3)
	$390,000	4.875	05/23/24	406,778

Thailand(a)(d) —0.3%
	GC Treasury Center Co. Ltd. (BBB/Baa2)
	200,000	2.980	03/18/31	197,732

Turkey(a)(d)(f) – 0.2%
	Yapi ve Kredi Bankasi A/S (NR/Caa2)(5 year CMT + 7.415%)
	200,000	7.875	01/22/31	193,000

United Kingdom(a)(d)(f) – 0.3%
	Gazprom PJSC via Gaz Finance PLC (BB/NR)(5 Year CMT + 4.264%)
	200,000	4.599	10/26/49	201,312

Venezuela(g) – 0.4%
	Petroleos de Venezuela SA (NR/NR)
	9,280,000	6.000	10/28/22	324,800

	TOTAL CORPORATE OBLIGATIONS
	(Cost $5,591,367)			$2,761,627

Structured Notes – 8.9%
United Kingdom(d) – 5.1%
	Republic of Egypt (Issuer HSBC Bank PLC) (NR/NR)(c)
EGP	7,800,000	0.000%	12/23/21	$451,817
	Republic of Indonesia (Issuer Standard Chartered Bank) (NR/NR)
IDR	33,591,000,000	8.750	05/19/31	2,624,839
	12,570,000,000	7.500	08/19/32	891,799

				3,968,455

United States – 3.8%
	Republic of Columbia (Issuer Citibank NA) (NR/NR)
COP	4,226,000,000	11.000	07/25/24	1,348,957
	Republic of Indonesia (Issuer JPMorgan Chase Bank NA) (NR/NR)(d)
EGP	10,375,000	0.000 (c)	09/02/21	625,025

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount		Interest Rate	Maturity Date	Value

Structured Notes – (continued)
United States – (continued)
	Republic of Indonesia (Issuer JPMorgan Chase Bank NA) (NR/NR)(d) – (continued)
IDR	5,558,000,000	7.000%	05/17/27	$398,722
	7,753,000,000	6.500	02/15/31	524,175

				2,896,879

	TOTAL STRUCTURED NOTES
	(Cost $8,047,848)			$6,865,334

U.S. Treasury Obligations(h) – 0.1%
United States Treasury Notes
	$28,000	2.875%	10/15/21	$28,426
	72,000	1.750	09/30/22	73,744

	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $100,274)			$102,170

Shares	Dividend Rate	Value

Investment Company(i) – 7.8%
Goldman Sachs Financial Square Government Fund – Institutional Shares
5,991,605	0.036%	$5,991,605
(Cost $5,991,605)

TOTAL INVESTMENTS – 92.4%
(Cost $76,166,207)		$71,126,936

OTHER ASSETS IN EXCESS OF LIABILITIES – 7.6%		5,818,970

NET ASSETS – 100.0%		$76,945,906

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2021.

(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(d)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(e)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on March 31, 2021.

(f)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2021.

(g)	Security is currently in default and/or non-income producing.

(h)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(i)	Represents an affiliated issuer.

Security ratings disclosed, if any, are obtained from by Standard & Poor’s/Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
CZK	—Czech Koruna
DOP	—Dominican Peso
EGP	—Egyptian Pound
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RON	—New Romanian Leu
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
UYU	—Uruguayan Peso
ZAR	—South African Rand

Investment Abbreviations:
BUBOR	—Budapest Interbank Offered Rate
CLICP	—Sinacofi Chile Interbank Rate
CMT	—Constant Maturity Treasury Indexes
EURO	—Euro Offered Rate
JIBAR	—Johannesburg Interbank Agreed Rate
KLIBOR	—Kuala Lumpur Interbank Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
NR	—Not Rated
PLC	—Public Limited Company
TIIE	—La Tasa de Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2021, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
JPMorgan Securities, Inc.	AUD	262,751	USD	199,570	06/16/21	$69
	BRL	374,360	USD	66,174	04/05/21	315
	BRL	19,982,830	USD	3,449,151	05/04/21	93,632
	CAD	1,090,485	USD	861,639	06/16/21	6,184
	CHF	464,941	EUR	418,407	06/16/21	1,495
	CLP	1,341,028,393	USD	1,832,649	05/17/21	29,329
	CNH	1,092,626	USD	165,207	06/16/21	263
	COP	3,085,227,843	USD	829,256	04/05/21	13,254
	COP	259,206,925	USD	69,297	04/27/21	1,465
	EUR	140,042	AUD	216,320	06/16/21	135
	EUR	407,845	CHF	450,593	06/16/21	1,312
	EUR	279,783	SEK	2,849,072	04/06/21	1,899
	EUR	141,858	USD	166,341	04/30/21	120
	GBP	164,998	CHF	211,407	06/16/21	3,370
	GBP	115,950	JPY	17,655,126	06/16/21	320
	GBP	115,701	USD	159,495	06/16/21	49
	IDR	49,835,474,266	USD	3,419,948	04/05/21	1,895
	IDR	1,047,862,559	USD	71,434	05/10/21	86
	ILS	1,619,932	USD	484,324	04/16/21	288
	INR	35,464,876	USD	480,424	04/27/21	1,908
	KRW	2,019,774,354	USD	1,783,704	04/05/21	5,630
	KRW	1,578,595,662	USD	1,396,215	06/15/21	3,665
	MXN	119,322,138	USD	5,608,417	06/16/21	180,157
	NOK	3,970,091	USD	462,437	06/16/21	1,712
	RUB	19,120,826	USD	251,584	04/02/21	1,249
	RUB	64,564,197	USD	841,710	05/19/21	7,529
	SGD	897,259	USD	665,800	04/06/21	1,187
	SGD	1,177,425	USD	874,849	06/16/21	121
	TRY	1,088,967	USD	106,919	02/23/22	97
	USD	552,186	AUD	725,129	04/16/21	1,359
	USD	172,268	AUD	226,433	06/16/21	224
	USD	1,826,250	CHF	1,691,650	06/16/21	32,629
	USD	141,746	CNH	919,220	05/20/21	2,261
	USD	2,886,597	CNH	18,985,853	06/16/21	11,347
	USD	497,455	COP	1,802,950,963	04/05/21	5,107
	USD	2,119,489	COP	7,651,378,368	04/27/21	30,690
	USD	2,606,439	EUR	2,168,302	04/01/21	63,618
	USD	3,043,963	EUR	2,581,865	04/30/21	14,325
	USD	1,236,632	EUR	1,034,447	06/16/21	21,545
	USD	533,894	GBP	384,128	06/16/21	4,209
	USD	210,961	HUF	65,108,374	06/16/21	376
	USD	2,845,803	IDR	41,138,218,810	04/05/21	21,138
	USD	685,328	IDR	10,058,828,635	07/01/21	3,555
	USD	506,862	ILS	1,675,585	04/16/21	5,601
	USD	559,687	ILS	1,848,471	04/22/21	6,674
	USD	1,715,281	INR	125,219,721	04/05/21	5,970
	USD	3,449,982	JPY	374,745,500	06/16/21	63,043
	USD	2,155,609	KRW	2,391,263,166	04/05/21	37,170
	USD	2,914,918	MYR	11,720,886	04/12/21	84,012

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
JPMorgan Securities, Inc. (continued)	USD	892,972	NOK	7,599,753	06/16/21	$4,476
	USD	525,158	NZD	744,518	06/16/21	5,286
	USD	5,541,628	PEN	19,674,353	07/12/21	288,504
	USD	126,573	PHP	6,070,964	04/08/21	1,607
	USD	220,216	PLN	847,542	06/16/21	5,668
	USD	1,235,530	RUB	91,275,947	04/02/21	28,596
	USD	291,017	RUB	21,471,262	04/15/21	7,503
	USD	76,385	RUB	5,692,683	05/19/21	1,507
	USD	342,425	RUB	25,515,992	06/16/21	7,966
	USD	1,253,661	SEK	10,702,769	06/16/21	27,288
	USD	1,416,463	SGD	1,901,721	04/06/21	2,798
	USD	966,943	SGD	1,300,055	05/05/21	679
	USD	471,695	THB	14,445,282	06/16/21	9,577
	USD	1,222,788	TRY	8,991,821	04/08/21	140,348
	USD	433,549	TRY	3,277,767	04/19/21	42,334
	USD	65,829	TRY	544,364	04/29/21	1,356
	USD	71,011	TRY	535,065	05/03/21	7,804
	USD	675,107	TRY	5,345,598	05/25/21	51,984
	USD	82,240	TRY	692,218	06/16/21	2,675
	USD	622,274	TRY	5,342,155	08/04/21	28,258
	USD	334,504	TWD	9,322,361	04/08/21	6,671
	USD	504,220	TWD	14,254,311	04/12/21	2,761
	USD	607,729	TWD	17,122,094	04/19/21	4,984
	USD	200,258	ZAR	2,985,101	06/17/21	100
	ZAR	11,989,792	USD	782,964	06/17/21	20,975

TOTAL						$1,475,293

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
JPMorgan Securities, Inc.	AUD	549,034	USD	427,535	06/16/21	$(10,378)
	BRL	21,554,966	USD	3,905,717	04/05/21	(77,423)
	CAD	1,012,862	USD	812,217	06/16/21	(6,166)
	CHF	319,148	EUR	288,538	06/16/21	(539)
	CHF	967,936	USD	1,044,851	06/16/21	(18,571)
	CLP	66,333,664	USD	92,233	05/17/21	(130)
	CNH	4,315,596	USD	659,148	06/16/21	(5,587)
	COP	520,674,082	USD	144,211	04/05/21	(2,025)
	COP	5,886,669,274	USD	1,642,835	04/27/21	(35,794)
	CZK	11,308,298	USD	512,454	06/16/21	(4,303)
	EUR	139,046	CAD	206,319	06/16/21	(865)
	EUR	276,429	CHF	306,953	06/16/21	(754)
	EUR	153,799	GBP	132,120	06/16/21	(1,528)
	EUR	202,336	NOK	2,077,050	06/16/21	(5,163)
	EUR	277,823	SEK	2,849,072	06/16/21	(122)
	EUR	2,168,302	USD	2,582,984	04/01/21	(40,164)
	EUR	283,488	USD	333,631	04/30/21	(977)
	EUR	1,537,588	USD	1,848,834	06/16/21	(42,745)
	GBP	249,354	USD	347,042	06/16/21	(3,201)
	HUF	183,239,034	USD	592,920	06/16/21	(257)
	IDR	49,835,474,267	USD	3,456,934	04/05/21	(35,095)
	IDR	4,040,267,731	USD	279,594	04/12/21	(2,683)

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
JPMorgan Securities, Inc. (continued)	IDR	32,037,776,855	USD	2,199,339	05/03/21	$(10,428)
	IDR	5,973,854,479	USD	420,489	05/10/21	(12,754)
	ILS	644,311	USD	193,923	06/16/21	(984)
	INR	157,185,463	USD	2,155,890	04/05/21	(10,234)
	JPY	322,956,450	USD	2,964,052	06/16/21	(45,180)
	KRW	550,117,875	USD	489,201	04/05/21	(1,849)
	MXN	3,204,378	USD	155,793	06/16/21	(342)
	MYR	35,110,909	USD	8,683,965	04/12/21	(203,746)
	NOK	2,766,855	EUR	276,059	06/16/21	(790)
	NOK	7,509,972	USD	883,556	06/16/21	(5,556)
	NZD	678,496	USD	484,808	06/16/21	(11,037)
	PEN	17,690,895	USD	4,875,314	07/12/21	(151,781)
	PEN	555,104	USD	153,790	07/15/21	(5,578)
	PLN	6,533,447	USD	1,700,341	06/16/21	(46,455)
	RON	5,766,032	USD	1,394,783	06/16/21	(25,825)
	RUB	72,155,123	USD	974,931	04/02/21	(20,832)
	RUB	6,393,869	USD	84,498	04/15/21	(71)
	RUB	98,311,331	USD	1,313,643	05/19/21	(20,515)
	RUB	14,087,454	USD	182,480	10/01/21	(477)
	SEK	1,436,051	NOK	1,413,923	06/16/21	(754)
	SEK	2,832,984	USD	331,145	06/16/21	(6,528)
	SGD	1,004,462	USD	747,594	04/06/21	(917)
	SGD	183,550	USD	136,527	05/05/21	(104)
	THB	24,856,642	USD	806,213	06/16/21	(11,025)
	TRY	8,991,823	USD	1,215,618	04/08/21	(133,179)
	TRY	2,285,285	USD	307,798	04/19/21	(35,041)
	TRY	1,190,161	USD	153,982	05/25/21	(15,247)
	TRY	7,251,396	USD	922,244	06/16/21	(88,748)
	TRY	5,852,333	USD	689,321	08/04/21	(38,577)
	TWD	30,795,489	USD	1,112,897	04/08/21	(29,934)
	TWD	4,683,112	USD	165,932	04/12/21	(1,183)
	TWD	35,858,392	USD	1,288,195	04/19/21	(25,882)
	USD	3,794,950	BRL	21,929,326	04/05/21	(99,833)
	USD	936,607	CAD	1,181,362	06/16/21	(3,538)
	USD	366,622	CLP	268,581,500	05/17/21	(6,295)
	USD	482,471	COP	1,802,950,962	04/05/21	(9,877)
	USD	559,521	COP	2,065,332,039	04/27/21	(4,307)
	USD	4,016,386	IDR	58,532,729,723	04/05/21	(2,635)
	USD	66,826	IDR	978,327,809	04/12/21	(227)
	USD	335,213	IDR	4,915,900,845	05/10/21	(313)
	USD	434,213	INR	31,965,742	04/05/21	(2,135)
	USD	379,245	INR	28,079,335	04/27/21	(2,641)
	USD	169,171	KRW	191,765,626	04/05/21	(716)
	USD	1,040,747	KRW	1,177,584,349	06/15/21	(3,521)
	USD	1,645,693	MXN	34,814,906	06/16/21	(43,254)
	USD	326,633	NZD	468,459	06/16/21	(477)
	USD	830,278	TRY	7,059,373	04/26/21	(7,740)
	USD	116,239	TRY	1,026,103	05/24/21	(3,443)
	USD	649,257	TRY	5,774,144	06/16/21	(14,440)
	USD	660,678	TWD	18,874,375	04/08/21	(3,062)
	USD	300,281	TWD	8,546,006	05/03/21	(965)
	USD	326,830	TWD	9,268,893	05/07/21	(33)
	USD	561,663	ZAR	8,554,687	06/17/21	(11,941)
	ZAR	4,017,423	USD	271,093	06/17/21	(1,714)

TOTAL						$(1,479,130)

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Ultra Long U.S. Treasury Bonds	7	06/21/21	$1,268,531	$(38,763)
Ultra 10 Year U.S. Treasury Notes	50	06/21/21	7,184,375	(253,775)
2 Year U.S. Treasury Notes	5	06/30/21	1,103,633	(190)
5 Year U.S. Treasury Notes	5	06/30/21	616,992	(2,547)

Total				$(295,275)
Short position contracts:
10 Year U.S. Treasury Notes	(46)	06/21/21	(6,023,125)	49,513
20 Year U.S. Treasury Bonds	(39)	06/21/21	(6,029,156)	233,631

Total				$283,144

TOTAL FUTURES CONTRACTS				$(12,131)

SWAP CONTRACTS — At March 31, 2021, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by the Fund(a)	Counterparty	Termination Date	Notional Amount (000s)			Value	Upfront Payments (Received) Paid	Unrealized Appreciation/ (Depreciation)
3M KLIBOR	3.650%	Citibank NA	02/27/24	MYR	3,020		$25,788	$—	$25,788
3M KLIBOR	2.131	Citibank NA	02/02/26		2,240		(14,331)	—	(14,331)
3M LIBOR	2.000	MS & Co. Int. PLC	06/16/26		1,030	(b)	(9,277)	(8,919)	(358)
3M KLIBOR	3.693	MS & Co. Int. PLC	03/01/24		5,490		48,201	—	48,201
3M KLIBOR	3.605	MS & Co. Int. PLC	03/06/24		25,010		203,693	—	203,693
3M KLIBOR	3.330	MS & Co. Int. PLC	05/31/24		2,610		16,871	—	16,871
3M KLIBOR	3.250	MS & Co. Int. PLC	12/18/24		2,000		11,824	402	11,422
3M KLIBOR	2.000	MS & Co. Int. PLC	06/16/26		3,270	(b)	(29,451)	(4,493)	(24,958)

TOTAL							$253,318	$(13,010)	$266,328

(a)	Payments made quarterly.
(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2021.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(a)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
0.250(b)	3M WIBOR(c)	12/16/21	PLN	30,110	$(5,478)	$(1,070)	$(4,408)
0.505(d)	6M CLICP(d)	12/16/21	CLP	7,500,000	14,514	—	14,514
1M BID Average(c)	3.390(c)	01/03/22	BRL	22,230	(28,237)	—	(28,237)
1M BID Average(e)	4.120(e)	01/03/22		25,550	63,228	1,485	61,743
5.800(f)	1M BID Average(d)	01/02/23		8,000	9,442	4,420	5,022
1M BID Average(e)	4.230(e)	01/02/23		13,430	(54,908)	(47,550)	(7,358)
Mexico IB TIIE 28D(c)	4.700(d)	06/14/23	MXN	1,890	(42)	(2,639)	2,597
6M EURO(d)	(0.500) (d)	06/16/23	EUR	5,400	(1,646)	(5,068)	3,422
6M WIBOR(d)	0.345(f)	06/16/23	PLN	619	(781)	(27)	(754)
Colombia IBR Overnight IB(d)	3.300(f)	06/16/23	COP	3,164,970	444	166	278
2.750(c)	3M CNY(c)	06/16/23	CNY	3,890	(1,487)	(197)	(1,290)
1.000(c)	3M KWCDC(c)	06/16/23	KRW	10,774,260	27,185	35,992	(8,807)
1.500(d)	6M BUBOR(d)	06/16/23	HUF	1,410,380	10,545	(4,122)	14,667
1.400(f)	6M CLICP(d)	06/16/23	CLP	1,924,810	17,832	4,948	12,884
4.750(d)	6M LIBOR(c)	06/16/23	INR	39,130	(2,974)	(759)	(2,215)
1M BID Average(e)	4.930(e)	01/02/24	BRL	19,310	(124,990)	(98,792)	(26,198)
6.320(e)	1M BID Average(e)	01/02/25		8,275	57,313	(6,783)	64,096
6M THBFIX(d)	0.750(d)	12/16/25	THB	73,680	(30,191)	(988)	(29,203)
6M WIBOR(d)	0.750(f)	12/16/25	PLN	6,030	(30,577)	(3,615)	(26,962)
6M THBFIX(d)	0.750(d)	03/17/26	THB	9,550	(5,396)	(1,950)	(3,446)
4.750(d)	6M LIBOR(d)	03/17/26	INR	368,560	102,437	(1,951)	104,388
Mexico IB TIIE 28D(d)	5.550(f)	06/10/26	MXN	26,290	(35,418)	12	(35,430)
6M CLICP(d)	2.500(d)	06/16/26	CLP	473,810	(7,624)	168	(7,792)
(0.250) (c)	6M EURO(c)	06/16/26	EUR	2,400	(5,764)	(4,976)	(788)
3M JIBAR(d)	6.250(f)	06/17/26	ZAR	9,560	1,431	655	776
Mexico IB TIIE 28D(d)	6.050(f)	06/07/28	MXN	21,210	(30,845)	11	(30,856)
(0.250)(f)	6M EURO(d)	06/16/28	EUR	70	702	610	92
6.400(d)	Mexico IB TIIE 28D(c)	06/04/31	MXN	48,445	93,179	6,155	87,024
6M CLICP(e)	3.500(e)	06/16/31	CLP	70,190	(241)	1,337	(1,578)
0.750(e)	3M LIBOR(e)	06/16/31	$	1,090	110,523	86,937	23,586
1.100(c)	3M TELBOR(c)	06/16/31	ILS	4,230	30,607	(3,035)	33,642
2.250(e)	6M BUBOR(e)	06/16/31	HUF	98,800	13,900	1,961	11,939
0.000(d)	6M EURO(d)	06/16/31	EUR	210	2,201	1,307	894

TOTAL					$188,884	$(37,358)	$226,242

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2021.
(b)	Payments made at maturity.
(c)	Payments made quarterly.
(d)	Payments made semi-annually.
(e)	Payments made monthly.
(f)	Payments made annually.

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

March 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/ Index	Financing Rate Paid by the Fund(a)	Credit Spread at March 31, 2021(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
People’s Republic of China, 7.500%, 10/28/27	(1.000)%	0.063%	BofA Securities LLC	06/20/21	$70	$(171)	$36	$(207)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.063	Citibank NA	06/20/21	2,190	(5,344)	1,021	(6,365)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.063	JPMorgan Securities, Inc.	06/20/21	250	(610)	112	(722)
People’s Republic of China, 7.500%, 10/28/27	(1.000)	0.063	UBS AG (London)	06/20/21	280	(683)	54	(737)

TOTAL						$(6,808)	$1,223	$(8,031)
Protection Sold:
People’s Republic of China, 7.500%, 10/28/27	1.000	0.151	MS & Co. Int. PLC	12/20/23	6,780	160,126	90,609	69,517

TOTAL						$153,318	$91,832	$61,486

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at March 31, 2021(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
Republic of Colombia, 10.375%, 01/28/33	1.000%	0.832%	06/20/24	$650	$3,460	$2,579	$881
Republic of Peru, 8.750%, 11/21/33	1.000	0.597	12/20/24	1,000	15,515	15,662	(147)
People’s Republic of China, 7.500%, 10/28/27	1.000	0.083	06/20/22	1,210	14,146	10,677	3,469
State of Qatar, 9.750%, 06/15/30	1.000	0.345	12/20/24	950	23,806	20,073	3,733
Russian Federation, 7.500%, 03/31/30	1.000	0.907	06/20/25	200	790	(777)	1,567

TOTAL					$57,717	$48,214	$9,503

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

NON-DELIVERABLE BOND FORWARD CONTRACTS(a)

Counterparty	Notional Amount (000s)	Reference Obligation	Settlement Date	Unrealized Appreciation/ (Depreciation)*
Deutsche Bank AG	COP 3,642,899,013	Colombia Domestic Bond, 7.5%, 05/06/21	05/06/21	$(23,755)

*	There is no upfront payment on the bond forward contract, therefore the unrealized gain (loss) of the bond forward contract is equal to its market value.
(a)	Represents a short term forward contract to purchase the referenced obligation denominated in a non-deliverable foreign currency.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At March 31, 2021, the Fund had the following purchased and written options:

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY

Description	Counterparty	Exercise Rate	Expiration Date	Number of contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
Call USD/Put RUB	JPMorgan Securities, Inc.	79.100%	04/01/2021	1,468,000	$1,468,000	$2	$2,298	$(2,296)
Call AUD/Put USD	UBS AG (London)	0.770	04/14/2021	2,556,000	2,556,000	4,368	6,416	(2,048)
Call EUR/Put USD	HSBC Bank PLC	1.190	04/28/2021	5,596,000	5,596,000	11,707	22,374	(10,667)
				9,620,000	$9,620,000	$16,077	$31,088	$(15,011)
Puts
Put USD/Call SGD	Deutsche Bank AG (London)	1.334	04/01/2021	3,359,000	$3,359,000	$4	$3,934	$(3,930)
Put USD/Call SGD	UBS AG (London)	1.335	04/01/2021	1,346,000	1,346,000	1	2,163	(2,162)
Put USD/Call RUB	Deutsche Bank AG (London)	71.700	04/01/2021	3,376,000	3,376,000	4	18,288	(18,284)
Put USD/Call KRW	HSBC Bank PLC	1,110.000	04/01/2021	1,468,000	1,468,000	2	6,963	(6,961)
Put USD/Call TRY	JPMorgan Securities, Inc.	6.950	04/07/2021	3,042,000	3,042,000	3	25,151	(25,148)
Put USD/Call RUB	JPMorgan Securities, Inc.	72.250	04/14/2021	670,000	670,000	295	5,222	(4,927)
Put USD/Call TWD	BNP Paribas SA	28.200	04/28/2021	656,000	656,000	1,789	1,625	164
Put USD/Call SGD	Deutsche Bank AG (London)	1.335	05/03/2021	3,238,000	3,238,000	7,431	8,396	(965)
Put USD/Call TWD	Citibank NA	28.150	05/05/2021	648,000	648,000	2,011	2,196	(185)
Put USD/Call TRY	MS & Co. Int. PLC	7.100	05/24/2021	750,000	750,000	240	9,311	(9,071)
				18,553,000	$18,553,000	$11,780	$83,249	$(71,469)

Total purchased option contracts				28,173,000	$28,173,000	$27,857	$114,337	$(86,480)
Written option contracts
Calls
Call USD/Put ILS	BNP Paribas SA	3.370%	04/20/2021	(672,000)	$(672,000)	$(2,357)	$(1,250)	$(1,107)
Call USD/Put TWD	BNP Paribas SA	28.800	04/28/2021	(656,000)	(656,000)	(1,213)	(1,556)	343
Call USD/Put TWD	Citibank NA	28.700	05/05/2021	(648,000)	(648,000)	(1,726)	(1,670)	(56)
Call USD/Put RUB	Deutsche Bank AG (London)	79.100	04/01/2021	(1,468,000)	(1,468,000)	(2)	(5,705)	5,703
Call USD/Put KRW	HSBC Bank PLC	1,150.000	04/01/2021	(1,468,000)	(1,468,000)	(2)	(3,566)	3,564
Call USD/Put RUB	JPMorgan Securities, Inc.	77.900	04/14/2021	(670,000)	(670,000)	(2,574)	(2,713)	139
Call USD/Put CNH	JPMorgan Securities, Inc.	6.620	05/17/2021	(756,000)	(756,000)	(3,700)	(3,305)	(395)
Call USD/Put TRY	MS & Co. Int. PLC	8.320	04/30/2021	(737,000)	(737,000)	(30,709)	(5,725)	(24,984)
Call USD/Put TRY	MS & Co. Int. PLC	7.900	05/24/2021	(750,000)	(750,000)	(66,974)	(10,395)	(56,579)
Call USD/Put TRY	UBS AG (London)	8.000	04/16/2021	(756,000)	(756,000)	(38,831)	(3,700)	(35,131)
				(8,581,000)	$(8,581,000)	$(148,088)	$(39,585)	$(108,503)
Puts
Put USD/Call RUB	JPMorgan Securities, Inc.	72.350	09/30/2021	(648,000)	(648,000)	(8,464)	(8,978)	514

Total written option contracts				(9,229,000)	$(9,229,000)	$(156,552)	$(48,563)	$(107,989)

TOTAL				18,944,000	$18,944,000	$(128,695)	$65,774	$(194,469)

Abbreviations:
1M BID Avg	—1 month Brazilian Interbank Deposit Average
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
Mexico IB TIIE 28D	—Mexico Interbank TIIE 28 Days

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – 119.7%
Collateralized Mortgage Obligations – 6.6%
Interest Only(a) – 3.0%
Fannie Mae REMIC Series 2020-38, Class TI
$841,949	4.000%	06/25/50	$138,595
FHLMC REMIC Series 3852, Class SW(b) (-1x 1M USD LIBOR + 6.000%)
240,694	5.894	05/15/41	39,367
FHLMC REMIC Series 4286, Class SN(b) (-1x1M USD LIBOR + 6.000%)
2,116,406	5.894	12/15/43	361,991
FHLMC REMIC Series 4314, Class SE(b) (-1x 1M USD LIBOR + 6.050%)
199,170	5.944	03/15/44	33,632
FHLMC REMIC Series 4320, Class SD(b) (-1x 1M USD LIBOR + 6.100%)
119,277	5.994	07/15/39	21,771
FHLMC REMIC Series 4456, Class IO
118,047	4.500	10/15/44	21,100
FHLMC REMIC Series 4468, Class SY(b) (-1x 1M USD LIBOR + 6.100%)
203,602	5.994	05/15/45	43,572
FHLMC REMIC Series 4583, Class ST(b) (-1x 1M USD LIBOR + 6.000%)
859,802	5.894	05/15/46	160,112
FHLMC REMIC Series 4929, Class SC(b) (-1X 1M USD LIBOR + 6.050%)
437,973	5.941	10/25/48	75,524
FHLMC REMIC Series 4936, Class ES(b) (-1x 1M USD LIBOR + 6.000%)
257,848	5.891	12/25/49	42,132
FHLMC REMIC Series 4936, Class PS(b) (-1x 1M USD LIBOR + 6.000%)
219,925	5.891	12/25/49	33,319
FHLMC REMIC Series 4998, Class GI
798,634	4.000	08/25/50	140,121
FHLMC REMIC Series 5009, Class DI
1,397,267	2.000	09/25/50	166,142
FHLMC REMIC Series 5012, Class DI
300,995	4.000	09/25/50	52,865
FHLMC STRIPS Series 304, Class C45
143,383	3.000	12/15/27	7,952
FNMA REMIC Series 2007-36, Class SN(b) (-1x1M USD LIBOR + 6.770%)
286,037	6.661	04/25/37	58,698
FNMA REMIC Series 2008-17, Class SI(b) (-1x1M USD LIBOR + 6.300%)
367,396	6.191	03/25/38	68,677
FNMA REMIC Series 2011-124, Class SC(b) (-1x 1M USD LIBOR + 6.550%)
175,738	6.441	12/25/41	33,451
FNMA REMIC Series 2012-88, Class SB(b) (-1x 1M USD LIBOR + 6.670%)
241,000	6.561	07/25/42	41,549
FNMA REMIC Series 2015-34, Class LS(b) (-1x 1M USD LIBOR + 6.100%)
1,465,447	5.991	06/25/45	311,087

Mortgage-Backed Obligations – (continued)
Interest Only(a) – (continued)
FNMA REMIC Series 2017-104, Class SB(b) (-1x1M USD LIBOR + 6.150%)
628,911	6.041	01/25/48	119,631
FNMA REMIC Series 2017-69, Class SG(b) (-1x1M USD LIBOR + 6.150%)
871,753	6.041	09/25/47	171,371
FNMA REMIC Series 2017-86, Class SB(b) (-1x 1M USD LIBOR + 6.150%)
756,903	6.041	11/25/47	149,887
FNMA REMIC Series 2018-8, Class SA(b) (-1x 1M USD LIBOR + 6.150%)
569,021	6.041	02/25/48	92,827
FNMA REMIC Series 2019-81, Class SD(b) (-1x1M USD LIBOR + 6.000%)
382,326	5.891	01/25/50	62,429
FNMA REMIC Series 2020-45, Class AI
812,848	4.000	07/25/50	133,611
FNMA REMIC Series 2020-60, Class KI
1,428,109	2.000	09/25/50	169,809
FNMA REMIC Series 2020-60, Class NI
279,536	4.000	09/25/50	49,096
GNMA REMIC Series 2010-101, Class S(b) (-1x 1M USD LIBOR + 6.000%)
550,743	5.889	08/20/40	103,951
GNMA REMIC Series 2010-20, Class SE(b) (-1x 1M USD LIBOR + 6.250%)
242,975	6.139	02/20/40	47,983
GNMA REMIC Series 2010-85, Class SN(b) (-1x1M USD LIBOR + 5.940%)
26,020	5.829	07/20/40	5,294
GNMA REMIC Series 2013-124, Class CS(b) (-1x 1M USD LIBOR + 6.050%)
1,022,536	5.939	08/20/43	208,976
GNMA REMIC Series 2013-134, Class DS(b) (-1x 1M USD LIBOR + 6.100%)
54,866	5.989	09/20/43	10,607
GNMA REMIC Series 2014-11, Class KI
105,323	4.500	12/20/42	8,476
GNMA REMIC Series 2014-117, Class SJ(b) (-1x 1M USD LIBOR + 5.600%)
2,412,279	5.489	08/20/44	433,000
GNMA REMIC Series 2014-132, Class SL(b) (-1x 1M USD LIBOR + 6.100%)
358,483	5.989	10/20/43	48,238
GNMA REMIC Series 2014-133, Class BS(b) (-1x 1M USD LIBOR + 5.600%)
191,493	5.489	09/20/44	32,594
GNMA REMIC Series 2014-158, Class SA(b) (-1x 1M USD LIBOR + 5.600%)
1,132,292	5.494	10/16/44	202,780
GNMA REMIC Series 2015-110, Class MS(b) (-1x 1M USD LIBOR + 5.710%)
722,844	5.599	08/20/45	120,132
GNMA REMIC Series 2015-111, Class IM
616,641	4.000	08/20/45	79,992

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Interest Only(a) – (continued)
GNMA REMIC Series 2015-111, Class SM(b) (-1x1M USD LIBOR + 6.200%)
$227,256	6.089%	08/20/45	$41,667
GNMA REMIC Series 2015-112, Class SB(b) (-1x 1M USD LIBOR + 5.740%)
214,176	5.629	08/20/45	35,774
GNMA REMIC Series 2015-119, Class SN(b) (-1x 1M USD LIBOR + 6.250%)
462,190	6.139	08/20/45	85,343
GNMA REMIC Series 2015-129, Class IC
426,571	4.500	09/16/45	76,623
GNMA REMIC Series 2015-168, Class SD(b) (-1x 1M USD LIBOR + 6.200%)
127,274	6.089	11/20/45	25,071
GNMA REMIC Series 2015-57, Class AS(b) (-1x 1M USD LIBOR + 5.600%)
1,362,460	5.489	04/20/45	218,303
GNMA REMIC Series 2015-72, Class JI
29,344	3.500	05/20/45	3,831
GNMA REMIC Series 2015-83, Class PI
61,294	3.500	06/20/45	8,504
GNMA REMIC Series 2015-90, Class PI
36,857	3.500	04/20/45	3,525
GNMA REMIC Series 2016-1, Class ST(b) (-1x 1M USD LIBOR + 6.200%)
220,977	6.089	01/20/46	39,115
GNMA REMIC Series 2016-138, Class DI
140,828	4.000	10/20/46	21,223
GNMA REMIC Series 2016-27, Class IA
437,834	4.000	06/20/45	46,959
GNMA REMIC Series 2016-4, Class SM(b) (-1x 1M USD LIBOR + 5.650%)
381,546	5.539	01/20/46	65,976
GNMA REMIC Series 2017-112, Class SJ(b) (-1x 1M USD LIBOR + 5.660%)
704,331	5.549	07/20/47	109,096
GNMA REMIC Series 2018-105, Class SC(b) (-1x 1M USD LIBOR + 6.200%)
409,737	6.089	08/20/48	66,161
GNMA REMIC Series 2018-124, Class SN(b) (-1x 1M USD LIBOR + 6.200%)
1,206,222	6.089	09/20/48	210,573
GNMA REMIC Series 2018-139, Class SQ(b) (-1x 1M USD LIBOR + 6.150%)
692,903	6.039	10/20/48	111,270
GNMA REMIC Series 2018-67, Class PS(b) (-1x 1M USD LIBOR + 6.200%)
1,066,329	6.089	05/20/48	177,652
GNMA REMIC Series 2018-72, Class IB
1,628,556	4.000	04/20/46	244,449
GNMA REMIC Series 2019-1, Class SN(b) (-1x 1M USD LIBOR + 6.050%)
552,803	5.939	01/20/49	88,571
GNMA REMIC Series 2019-110, Class SD(b) (-1x 1M USD LIBOR + 6.100%)
1,033,138	5.989	09/20/49	162,155

Mortgage-Backed Obligations – (continued)
Interest Only(a) – (continued)
GNMA REMIC Series 2019-110, Class SE(b) (-1x 1M USD LIBOR + 6.100%)
1,055,222	5.989	09/20/49	162,611
GNMA REMIC Series 2019-128, Class IO
921,019	4.000	10/20/49	132,663
GNMA REMIC Series 2019-129, Class AI
1,438,891	3.500	10/20/49	199,938
GNMA REMIC Series 2019-151, Class IA
3,631,572	3.500	12/20/49	469,909
GNMA REMIC Series 2019-151, Class NI
3,441,442	3.500	10/20/49	351,586
GNMA REMIC Series 2019-20, Class SF(b) (-1x 1M USD LIBOR + 3.790%)
1,040,467	3.679	02/20/49	86,367
GNMA REMIC Series 2019-4, Class SJ(b) (-1x 1M USD LIBOR + 6.050%)
1,035,953	5.939	01/20/49	169,494
GNMA REMIC Series 2019-6, Class SA(b) (-1x 1M USD LIBOR + 6.050%)
342,168	5.939	01/20/49	57,444
GNMA REMIC Series 2019-78, Class SE(b) (-1x 1M USD LIBOR + 6.100%)
387,443	5.989	06/20/49	60,450
GNMA REMIC Series 2019-97, Class SC(b) (-1x 1M USD LIBOR + 6.100%)
804,708	5.989	08/20/49	130,426
GNMA REMIC Series 2019-98, Class SC(b) (-1x 1M USD LIBOR + 6.050%)
1,278,397	5.939	08/20/49	208,381
GNMA REMIC Series 2020-11, Class SA(b) (-1x 1M USD LIBOR + 6.050%)
1,230,962	5.939	02/20/50	220,458
GNMA REMIC Series 2020-11, Class SN(b) (-1x 1M USD LIBOR + 6.050%)
773,515	5.939	01/20/50	136,590
GNMA REMIC Series 2020-146, Class IM
1,642,673	2.500	10/20/50	220,778
GNMA REMIC Series 2020-146, Class KI
2,389,073	2.500	10/20/50	296,672
GNMA REMIC Series 2020-173, Class AI
1,575,894	2.500	11/20/50	163,741
GNMA REMIC Series 2020-51, Class ID
565,206	3.500	04/20/50	69,952
GNMA REMIC Series 2020-55, Class AS(b) (-1x 1M USD LIBOR + 6.050%)
514,576	5.939	04/20/50	93,297
GNMA REMIC Series 2020-55, Class IO
570,858	3.500	04/20/50	78,741
GNMA REMIC Series 2020-78, Class DI
2,363,849	4.000	06/20/50	337,296
GNMA Series 2018-7, Class DS(b) (-1x1M USD LIBOR + 5.700%)
808,963	5.589	01/20/48	131,387
GNMA Series 2019-153, Class EI
4,155,901	4.000	12/20/49	628,984

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Interest Only(a) – (continued)
GNMA Series 2019-153, Class SC(b) (-1X 1M USD LIBOR + 6.050%)
$333,435	5.939%	12/20/49	$52,913
GNMA Series 2019-78, Class SA(b) (-1X 1M USD LIBOR + 6.050%)
744,217	5.939	06/20/49	126,968

			10,531,228

Regular Floater(b) – 1.3%
FHLMC REMIC Series 2020-DNA3, Class M2(c) (1M USD LIBOR + 3.000%)
436,630	3.109	06/25/50	438,098
FNMA REMIC Series 2011-63, Class FG (1M USD LIBOR + 0.450%)
71,940	0.559	07/25/41	72,767
FNMA REMIC Series 2017-96, Class FA (1M USD LIBOR + 0.400%)
1,697,012	0.509	12/25/57	1,711,350
GNMA REMIC Series 2017-182, Class FN (1M USD LIBOR + 0.300%)
2,384,393	0.406	12/16/47	2,399,554

			4,621,769

Sequential Fixed Rate – 1.6%
FHLMC REMIC Series 2042, Class N
25,211	6.500	03/15/28	28,253
FHLMC REMIC Series 3748, Class D
129,056	4.000	11/15/39	130,893
FHLMC REMIC Series 4577, Class HM(d)
476,999	4.000	12/15/50	532,141
FNMA REMIC Series 2000-16, Class ZG
97,076	8.500	06/25/30	116,167
FNMA REMIC Series 2005-59, Class KZ
588,318	5.500	07/25/35	669,736
FNMA REMIC Series 2011-52, Class GB
304,648	5.000	06/25/41	343,023
FNMA REMIC Series 2011-99, Class DB
332,312	5.000	10/25/41	373,564
FNMA REMIC Series 2012-111, Class B
49,486	7.000	10/25/42	59,316
FNMA REMIC Series 2012-153, Class B
189,758	7.000	07/25/42	232,295
FNMA REMIC Series 2017-87, Class EA
3,198,581	3.000	04/25/44	3,380,966

			5,866,354

Sequential Floating Rate(b) – 0.7%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
32,350	2.719	04/25/35	32,330
Bear Stearns ALT-A Trust Series 2005-5, Class 21A1
152,088	3.065	07/25/35	151,377
Countrywide Alternative Loan Trust Series 2005-38, Class A1 (12M MTA + 1.500%)
55,978	1.759	09/25/35	52,264
FHLMC STACR REMIC Trust Series 2020-DNA5, Class M2(c) (SOFR30A + 2.800%)
201,000	2.817	10/25/50	202,290

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(b) – (continued)
FHLMC Structured Agency Credit Risk Debt Notes Series 2015-HQ2, Class M3 (1M USD LIBOR + 3.250%)
649,574	3.359	05/25/25	659,934
FHLMC Structured Agency Credit Risk Debt Notes Series 2017-DNA3, Class M2 (1M USD LIBOR + 2.500%)
680,000	2.609	03/25/30	692,408
FNMA Connecticut Avenue Securities Series 2016-C03, Class 1M2 (1M USD LIBOR + 5.300%)
23,424	5.409	10/25/28	24,625
FNMA Connecticut Avenue Securities Series 2016-C06, Class 1M2 (1M USD LIBOR + 4.250%)
227,141	4.359	04/25/29	236,007
HarborView Mortgage Loan Trust Series 2005-16, Class 2A1A (1M USD LIBOR + 0.480%)
43,355	0.590	01/19/36	41,913
Impac CMB Trust Series 2004-08, Class 1A (1M USD LIBOR + 0.720%)
21,272	0.829	10/25/34	20,674
Morgan Stanley Mortgage Loan Trust Series 2004-8AR, Class 4A1
199,522	2.613	10/25/34	201,418
New Residential Mortgage Loan Trust Series 2015-1A, Class A1(c)
151,719	3.750	05/28/52	160,911
Wells Fargo Mortgage Backed Securities Trust Series 2019-3, Class A1(c)
128,874	3.500	07/25/49	130,705

			2,606,856

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $23,262,642)			$23,626,207

Commercial Mortgage-Backed Securities – 4.4%
Sequential Fixed Rate – 3.9%
BBCMS Mortgage Trust Series 2018-C2, Class A4
$2,650,000	4.047%	12/15/51	$2,971,138
Morgan Stanley Capital I Trust Series 2018-L1, Class A3
3,800,000	4.139	10/15/51	4,216,142
Cantor Commercial Real Estate Lending Series 2019-CF3, Class A4
1,900,000	3.006	01/15/53	1,991,677
Bank Series 2018-BK15, Class D(c)
800,000	3.000	11/15/61	684,580
Citigroup Commercial Mortgage Trust Series 2017-P8, Class D(c)
1,000,000	3.000	09/15/50	842,491
JPMBD Commercial Mortgage Series 2017-C7, Class D(c)
670,000	3.000	10/15/50	594,927
Morgan Stanley Capital I Trust Series 2018-L1, Class D(c)
900,000	3.000	10/15/51	781,026
Wells Fargo Commercial Mortgage Trust Series 2017-RB1, Class D(c)
300,000	3.401	03/15/50	281,054

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)
Wells Fargo Commercial Mortgage Trust Series 2017-C38, Class D(c)
$300,000	3.000%	07/15/50	$272,430
Wells Fargo Commercial Mortgage Trust Series 2020-C55, Class D(c)
500,000	2.500	02/15/53	425,732
BANK Series 2018-BNK14, Class D(c)
200,000	3.000	09/15/60	180,019
BANK Series 2019-BNK19, Class D(c)
100,000	3.000	08/15/61	91,704
Benchmark Mortgage Trust Series 2019-B13, Class D(c)
300,000	2.500	08/15/57	261,500
Citigroup Commercial Mortgage Trust Series 2017-P7, Class D(c)
125,000	3.250	04/14/50	106,148
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C26, Class D(c)
150,000	3.060	10/15/48	143,480

			13,844,048

Sequential Floating Rate(b) – 0.5%
BANK 2018-BNK15 Series 2018-BN15, Class A4
900,000	4.407	11/15/61	1,032,949
Benchmark Mortgage Trust Series 2018-B6, Class D(c)
220,000	3.118	10/10/51	208,355
Citigroup Commercial Mortgage Trust Series 2016-GC36, Class C
400,000	4.755	02/10/49	410,778
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C23, Class D(c)
150,000	4.145	07/15/50	145,165

			1,797,247

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $14,523,235)			$15,641,295

Federal Agencies – 108.7%
Adjustable Rate FHLMC(b) – 0.0%
(1 Year CMT + 2.107%)
$6,252	2.253%	10/01/34	$6,600
(1 Year CMT + 2.194%)
8,856	2.420	09/01/33	9,323
(1 Year CMT + 2.250%)
18,893	3.426	04/01/33	19,768
9,441	2.375	11/01/34	9,936
8,080	2.375	02/01/35	8,480
28,601	2.947	06/01/35	30,065

			84,172

Adjustable Rate FNMA(b) – 0.1%
(1 Year CMT + 2.196%)
8,770	2.322	02/01/35	9,211
(1 Year CMT + 2.197%)
2,476	2.659	07/01/33	2,579

Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(b) – (continued)
(1 Year CMT + 2.278%)
59,613	2.678	06/01/33	62,580
(1 Year CMT + 2.305%)
753	2.788	04/01/34	784
(12M USD LIBOR + 1.621%)
18,726	1.996	03/01/35	19,637
(12M USD LIBOR + 1.646%)
20,297	2.037	12/01/33	21,245
(12M USD LIBOR + 1.670%)
8,973	2.175	11/01/34	9,431
(12M USD LIBOR + 1.810%)
10,857	3.609	04/01/35	11,421
(12M USD LIBOR + 2.005%)
26,063	3.101	05/01/35	27,356
(6M USD LIBOR + 1.412%)
3,756	1.811	06/01/33	3,867
(COF + 1.250%)
308	1.753	07/01/22	308
5,891	1.710	07/01/27	5,953
6,888	1.710	11/01/27	6,958
3,899	1.710	01/01/31	3,959
5,774	1.710	06/01/32	5,871
5,870	1.753	08/01/32	5,968
8,009	1.753	05/01/33	8,148
61,820	1.716	08/01/33	62,735
2,559	1.710	11/01/35	2,601
(COF + 1.250%)
13,102	1.710	12/01/37	13,240
6,856	1.710	01/01/38	6,931
6,457	1.710	11/01/40	6,556

			297,339

Adjustable Rate GNMA(b) – 0.1%
(1 Year CMT + 1.500%)
4,556	2.875	06/20/23	4,606
2,212	2.250	07/20/23	2,239
2,162	2.250	08/20/23	2,190
5,077	2.250	09/20/23	5,125
1,844	3.000	03/20/24	1,865
17,011	2.875	04/20/24	17,260
2,454	2.875	05/20/24	2,497
20,128	2.875	06/20/24	20,417
12,465	2.250	07/20/24	12,641
17,002	2.250	08/20/24	17,230
5,267	2.250	09/20/24	5,330
6,634	2.125	11/20/24	6,748
2,357	2.125	12/20/24	2,398
5,487	2.500	12/20/24	5,619
4,477	3.000	01/20/25	4,554
2,766	3.000	02/20/25	2,814
10,644	2.875	05/20/25	10,862
9,748	2.250	07/20/25	9,944
4,056	3.000	02/20/26	4,121
212	2.250	07/20/26	215
10,443	3.000	01/20/27	10,656
4,535	3.000	02/20/27	4,616

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate GNMA(b) – (continued)
$35,745	2.875%	04/20/27	$36,469
3,590	2.875	05/20/27	3,664
5,489	2.875	06/20/27	5,603
1,879	2.125	11/20/27	1,915
5,789	2.125	12/20/27	5,901
12,040	3.000	01/20/28	12,277
3,867	3.000	02/20/28	3,944
4,084	3.000	03/20/28	4,163
20,316	2.250	07/20/29	20,745
11,563	2.250	08/20/29	11,803
2,648	2.250	09/20/29	2,704
11,063	2.125	10/20/29	11,309
16,666	2.125	11/20/29	17,039
3,045	2.125	12/20/29	3,113
4,411	3.000	01/20/30	4,512
1,527	3.000	02/20/30	1,560
11,602	3.000	03/20/30	11,869
12,061	2.875	04/20/30	12,358
34,719	2.875	05/20/30	35,770
3,795	2.875	06/20/30	3,891
28,696	2.250	07/20/30	29,706
5,859	2.250	09/20/30	6,067
9,924	2.125	10/20/30	10,164

			410,493

FHLMC – 10.6%
46,572	5.000	10/01/33	52,825
2,288	5.000	07/01/35	2,612
1,406	4.500	08/01/35	1,590
4,195	4.500	09/01/35	4,743
1,446	4.500	10/01/35	1,635
55,509	5.000	12/01/35	63,266
1,904	5.000	02/01/37	2,176
20,804	4.500	01/01/38	23,523
881	4.500	06/01/38	996
35,070	4.500	09/01/38	39,638
104	4.500	01/01/39	117
18,706	4.500	02/01/39	20,972
6,707	4.500	03/01/39	7,514
1,737	4.500	04/01/39	1,947
50,158	4.500	05/01/39	56,191
133,940	5.000	05/01/39	152,700
153,691	4.500	06/01/39	172,179
2,705	4.500	07/01/39	3,030
249,713	5.000	07/01/39	284,703
3,699	4.500	08/01/39	4,144
7,445	4.500	09/01/39	8,340
1,877	4.500	10/01/39	2,103
1,220	4.500	11/01/39	1,366
5,246	4.500	12/01/39	5,876
5,416	4.500	01/01/40	6,067
3,433	4.500	04/01/40	3,835
5,755	4.500	05/01/40	6,429
12,588	4.000	06/01/40	13,878
8,580	4.500	06/01/40	9,586
5,330	4.500	07/01/40	5,954

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
1,423	4.500	08/01/40	1,590
6,268	5.000	08/01/40	7,119
11,758	5.000	10/01/40	13,550
99,002	4.000	02/01/41	109,215
30,547	4.500	02/01/41	34,215
5,747	4.500	03/01/41	6,440
11,573	4.500	04/01/41	12,969
12,146	4.500	05/01/41	13,610
26,062	4.500	06/01/41	29,204
1,604	5.000	06/01/41	1,847
65,605	4.500	08/01/41	73,513
68,715	4.500	09/01/41	76,769
51,567	4.000	10/01/41	57,270
7,837	4.000	11/01/41	8,660
4,094	4.500	12/01/41	4,588
445,879	4.000	03/01/42	490,759
53,103	4.500	03/01/42	59,503
23,641	3.000	05/01/42	25,074
289,963	3.500	06/01/42	316,424
588,314	4.500	06/01/42	661,881
87,414	3.000	08/01/42	93,232
74,694	3.500	08/01/42	81,630
36,660	3.000	10/01/42	39,079
202,139	3.500	10/01/42	220,911
515,119	3.000	11/01/42	551,846
132,666	3.500	11/01/42	144,987
907,245	3.000	12/01/42	972,071
1,568,743	3.000	01/01/43	1,680,497
138,538	3.000	02/01/43	147,047
1,677,837	3.500	08/01/43	1,813,269
783,527	4.000	08/01/43	864,926
434,786	4.000	01/01/44	479,938
501,659	3.500	02/01/44	545,911
433,409	3.500	06/01/44	470,815
12,921	4.000	11/01/44	14,411
58,011	3.500	02/01/45	63,164
91,834	3.500	03/01/45	99,936
13,761	3.500	08/01/45	14,803
13,631	3.500	09/01/45	14,671
35,723	3.500	11/01/45	38,393
2,626,593	3.500	03/01/46	2,842,808
429,711	3.500	05/01/46	462,843
526,264	3.500	06/01/46	565,434
222,265	3.500	07/01/46	238,808
27,203	3.500	10/01/46	29,211
51,778	3.500	12/01/46	55,584
10,327,925	3.000	05/01/47	10,962,614
339,846	3.500	12/01/47	367,478
3,861,488	3.000	01/01/48	4,113,158
1,981,469	4.000	06/01/48	2,142,421
1,725,871	4.000	07/01/48	1,866,062
2,725,445	3.500	12/01/48	2,884,774

			37,846,867

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – 6.4%
$2,277	7.000%	08/01/31		$2,596
94,828	3.500	07/01/42		103,590
82,548	3.500	08/01/42		90,176
64,657	3.500	09/01/42		70,632
8,556	3.500	10/01/42		9,346
15,847	3.500	11/01/42		17,311
8,866	3.500	01/01/43		9,685
189,840	3.500	02/01/43		207,383
21,271	3.500	05/01/43		23,237
843,529	3.500	07/01/43		921,477
419,916	3.500	01/01/44		458,720
20,253	3.500	12/01/44		22,030
386,685	4.000	03/01/45		425,652
176,716	4.000	04/01/45		194,524
1,845,801	4.500	06/01/51		2,093,756
3,527,425	4.000	05/01/56		3,938,006
4,013,667	4.000	07/01/56		4,480,844
2,240,011	3.500	08/01/56		2,442,104
3,835,192	3.500	10/01/56		4,218,355
2,863,919	4.000	02/01/57		3,197,269

				22,926,693

GNMA – 43.9%
3,159	6.000	04/15/26		3,344
173	6.500	01/15/32		188
858	6.500	02/15/32		970
233,613	5.500	04/15/33		262,952
4,410	5.000	11/15/33		4,966
653	6.500	08/15/34		757
562	6.500	02/15/36		665
1,479	6.500	03/15/36		1,745
2,186	6.500	04/15/36		2,499
9,044	6.500	05/15/36		10,646
4,259	6.500	06/15/36		5,030
22,486	6.500	07/15/36		26,271
25,854	6.500	08/15/36		30,176
47,406	6.500	09/15/36		55,693
19,843	6.500	10/15/36		23,261
29,899	6.500	11/15/36		35,045
12,907	6.500	12/15/36		15,176
7,419	6.500	01/15/37		8,716
1,590	6.500	03/15/37		1,882
3,404	6.500	04/15/37		4,000
832	6.500	05/15/37		938
1,923	6.500	08/15/37		2,262
6,259	6.500	09/15/37		7,316
8,933	6.500	10/15/37		10,439
2,784	6.500	11/15/37		3,225
2,212	6.500	05/15/38		2,609
1,720	6.500	02/15/39		2,019
224,875	5.000	01/20/40		256,905
189,431	4.500	05/15/40		212,018
100,610	5.000	07/15/40		107,481
150,763	3.500	09/15/42		162,450
190,433	3.500	02/15/45		202,488
52,908	4.000	05/20/45		58,148

Mortgage-Backed Obligations – (continued)
GNMA – (continued)
40,731	4.000	07/20/45		44,714
73,850	4.000	10/20/45		81,072
227,176	4.000	01/20/46		248,966
885,926	4.500	03/20/46		984,203
2,121,107	3.000	06/20/46		2,237,344
1,433,865	3.500	09/20/46		1,530,863
609,905	3.500	10/20/46		651,164
625,939	3.500	12/20/46		668,283
622,843	3.500	01/20/47		664,977
675,217	3.500	02/20/47		720,894
3,870,381	4.500	02/20/47		4,295,734
13,204	3.500	03/20/47		14,058
430,529	4.500	03/20/47		473,176
3,294,023	3.500	04/20/47		3,504,343
22,563	3.500	05/20/47		24,022
2,402,807	4.500	05/20/47		2,640,072
3,508,884	4.000	06/20/47		3,791,990
413,005	4.500	06/20/47		453,561
127,710	4.500	07/20/47		140,221
32,511	3.500	08/20/47		34,614
1,211,755	4.500	08/20/47		1,329,705
7,805	3.500	09/20/47		8,310
12,851	3.500	10/20/47		13,682
851,252	3.500	11/20/47		906,315
1,641,050	3.500	12/20/47		1,747,200
2,308,840	3.500	01/20/48		2,458,186
1,592,963	4.500	09/20/48		1,729,228
937,721	5.000	09/20/48		1,024,471
4,413,606	5.000	11/20/48		4,820,535
1,921,854	4.500	12/20/48		2,080,397
1,762,159	5.000	12/20/48		1,923,527
68,099	3.500	01/20/49		72,504
2,784,971	4.500	01/20/49		3,012,541
3,510,858	5.000	01/20/49		3,831,264
2,229,373	4.000	02/20/49		2,392,872
1,430,259	4.500	03/20/49		1,546,237
2,204,602	5.000	03/20/49		2,403,730
2,673,819	4.000	04/20/49		2,868,452
1,691,036	4.000	05/20/49		1,812,544
333,047	5.000	06/20/49		363,467
4,690,440	3.000	07/20/49		4,937,836
3,208,896	4.500	10/20/49		3,475,513
6,724,502	3.000	08/20/50		7,031,424
28,000,000	2.000	TBA-30yr	(e)	28,211,632
35,000,000	2.500	TBA-30yr	(e)	36,040,980
15,000,000	3.000	TBA-30yr	(e)	15,623,070

				156,392,173

Sequential Fixed Rate – 0.3%
939,475	4.500	02/20/49		1,015,949

UMBS – 21.0%
179	7.000	09/01/21		180
3,663	7.000	06/01/22		3,739
2,072	7.000	07/01/22		2,119
282	4.500	04/01/23		290

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

March 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
UMBS – (continued)
$1,975	5.000%	01/01/33	$2,239
195,958	4.500	07/01/36	219,524
16,563	4.500	12/01/36	18,555
149,935	4.500	02/01/39	167,922
3,789	4.500	03/01/39	4,214
4,484	4.500	05/01/39	4,988
2,782	4.500	07/01/39	3,094
3,006	4.000	08/01/39	3,314
8,443	4.500	09/01/39	9,456
10,315	4.500	10/01/39	11,552
26,792	4.500	02/01/40	30,132
4,319	4.500	03/01/40	4,838
61,521	4.500	04/01/40	68,692
22,788	4.500	06/01/40	25,628
4,358	4.500	09/01/40	4,901
5,531	4.500	12/01/40	6,175
55,834	4.500	01/01/41	62,342
17,548	4.500	04/01/41	19,659
34,824	4.500	06/01/41	39,012
22,822	4.500	07/01/41	25,567
100,552	4.500	08/01/41	112,973
120,629	4.500	09/01/41	135,136
96,979	3.500	10/01/41	105,426
83,621	4.500	10/01/41	93,677
29,644	3.500	11/01/41	32,225
80,303	4.500	11/01/41	89,960
51,365	4.500	12/01/41	57,542
101,895	3.500	01/01/42	110,769
53,440	4.500	01/01/42	59,868
15,254	3.500	02/01/42	16,563
398,615	4.000	03/01/42	438,637
6,538	4.500	03/01/42	7,341
81,213	4.000	04/01/42	89,367
16,461	4.500	04/01/42	18,482
6,816	3.500	05/01/42	7,368
39,277	3.500	06/01/42	42,637
76,111	3.000	09/01/42	80,776
25,162	3.500	09/01/42	27,314
172,342	3.500	10/01/42	187,081
408,307	3.000	12/01/42	433,874
72,632	3.500	12/01/42	78,845
91,461	3.000	01/01/43	98,438
34,828	3.000	02/01/43	37,485
250,515	3.500	02/01/43	271,437
904,210	3.000	03/01/43	973,190
884,420	3.500	03/01/43	957,666
973,782	3.000	04/01/43	1,048,165
925,642	3.500	04/01/43	1,000,083
372,441	2.500	05/01/43	385,950
1,193,412	3.000	05/01/43	1,285,948
165,383	3.500	05/01/43	178,666
44,801	3.000	06/01/43	48,275
707,609	3.500	06/01/43	766,024
355,470	3.000	07/01/43	383,033
2,281,090	3.500	07/01/43	2,466,746
1,134,081	3.500	08/01/43	1,225,450

Mortgage-Backed Obligations – (continued)
UMBS – (continued)
37,084	3.500	09/01/43	40,221
79,254	3.500	01/01/44	85,983
29,560	3.500	08/01/44	31,713
62,959	3.500	09/01/44	67,933
104,095	3.500	10/01/44	114,267
43,029	5.000	12/01/44	48,677
27,518	3.500	01/01/45	29,949
345,646	4.000	02/01/45	381,557
119,854	3.500	03/01/45	130,135
63,257	3.500	04/01/45	68,074
736,471	3.500	05/01/45	808,439
1,664,404	4.500	06/01/45	1,857,740
95,369	3.500	07/01/45	102,602
15,374	3.500	11/01/45	16,516
391,331	4.000	11/01/45	427,898
298,264	3.500	01/01/46	320,886
642,691	3.500	03/01/46	704,412
219,825	4.000	03/01/46	239,505
90,155	3.500	04/01/46	98,824
530,133	3.500	05/01/46	571,169
139,135	4.000	06/01/46	151,088
365,775	4.500	06/01/46	403,252
377,557	3.000	07/01/46	396,969
420,300	4.000	07/01/46	456,408
212,040	3.000	08/01/46	222,941
526,811	4.000	08/01/46	572,071
868,885	3.000	09/01/46	913,556
279,234	3.000	10/01/46	293,589
274,408	4.000	10/01/46	297,984
1,042,398	3.000	11/01/46	1,098,505
456,584	3.000	12/01/46	480,058
1,876,396	3.000	01/01/47	1,972,866
83,988	3.000	02/01/47	88,306
1,494,029	4.000	02/01/47	1,622,626
1,111,393	4.500	02/01/47	1,240,491
283,447	3.000	04/01/47	298,154
827,148	3.500	06/01/47	877,173
1,408,353	3.000	09/01/47	1,480,760
289,987	4.500	11/01/47	321,602
2,574,336	4.000	02/01/48	2,810,425
1,721,602	3.500	03/01/48	1,822,586
576,499	4.500	05/01/48	643,313
892,494	3.500	06/01/48	946,352
2,371,662	4.500	06/01/48	2,578,901
2,084,418	3.500	11/01/48	2,210,202
2,692,726	5.000	11/01/48	3,059,084
2,942,309	4.000	01/01/49	3,203,871
555,788	4.500	TBA-30yr	604,497
7,787,758	4.500	03/01/49	8,481,692
2,669,958	4.500	04/01/49	2,898,257
1,291,170	3.500	07/01/49	1,393,325
844,792	3.500	08/01/49	912,297
2,781,546	3.000	09/01/49	2,946,806
228,094	4.500	12/01/49	248,114
6,264,053	4.500	01/01/50	6,799,670

			74,984,840

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Obligations – (continued)
UMBS, 30 Year, Single Family(e) – 26.3%
$62,000,000	2.000%		TBA-30yr	$61,806,182
6,000,000	2.500		TBA-30yr	6,156,328
25,000,000	2.500		TBA - 30yr	25,597,655

				93,560,165

TOTAL FEDERAL AGENCIES				$387,518,691

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $417,209,952)				$426,786,193

Asset-Backed Securities(b) – 7.4%
Collateralized Loan Obligations(c) – 4.7%
Arbor Realty Commercial Real Estate Notes Ltd. Series 2018-FL1, Class A (1M USD LIBOR + 1.150%)
$1,300,000	1.256%		06/15/28	$1,300,398
Battalion CLO Ltd. Series 2018-12A, Class A1 (3M USD LIBOR + 1.070%)
800,000	1.262		05/17/31	798,865
Crown City CLO I Series 2020-1A, Class B (3M USD LIBOR + 3.030%)
600,000	3.254		07/20/30	599,370
Crown City CLO I Series 2020-1A, Class C (3M USD LIBOR + 4.620%)
2,500,000	4.844		07/20/30	2,503,522
Cutwater Ltd. Series 2014-1A, Class A1AR (3M USD LIBOR + 1.250%)
284,333	1.491		07/15/26	284,347
Elmwood CLO IV Ltd. Series 2020-1A, Class A (3M USD LIBOR + 1.240%)
1,500,000	1.481		04/15/33	1,505,973
Halseypoint CLO 2 Ltd. Series 2020-2A, Class A1 (3M USD LIBOR + 1.860%)
1,850,000	2.084		07/20/31	1,860,227
Magnetite XVI Ltd. Series 2015-16A, Class AR (3M USD LIBOR + 0.800%)
1,465,377	1.023		01/18/28	1,463,788
Nassau Ltd. Series 2019-IA, Class ANA (3M USD LIBOR + 1.510%)
1,000,000	1.751		04/15/31	998,960
Pikes Peak CLO 6 Series 2020-6A, Class C (3M USD LIBOR + 4.040%)
800,000	4.229		08/18/30	800,842
Sound Point CLO XVIII Ltd. Series 2017-4A, Class A2A (3M USD LIBOR + 1.400%)
850,000	1.624		01/21/31	846,478
Sound Point CLO XVIII Ltd. Series 2017-4A, Class B (3M USD LIBOR + 1.800%)
550,000	2.024		01/21/31	543,916
Towd Point Mortgage Trust Series 2016-4, Class M1
100,000	3.250		07/25/56	105,528
York CLO 1 Ltd. Series 2014-1A, Class ARR (3M USD LIBOR + 1.120%)
2,100,000	1.342		10/22/29	2,100,059
Zais CLO Ltd. Series 2020-15A, Class A1 (3M USD LIBOR + 2.555%)
925,000	2.774		07/28/30	929,421

				16,641,694

Asset-Backed Securities(b) – (continued)
Student Loan – 2.7%
Brazos Education Loan Authority, Inc. Series 2012-1, Class A1 (1M USD LIBOR + 0.700%)
252,273	0.809		12/26/35	250,726
ECMC Group Student Loan Trust Series 2017-1A, Class A(c) (1M USD LIBOR + 1.200%)
1,488,857	1.309		12/27/66	1,508,511
Goal Capital Funding Trust Series 2010-1, Class A(c) (3M USD LIBOR + 0.700%)
974,110	0.888		08/25/48	978,240
Higher Education Funding I Series 2014-1, Class A(c) (3M USD LIBOR + 1.050%)
992,567	1.238		05/25/34	998,032
Illinois Student Assistance Commission Series 2010-1, Class A3 (3M USD LIBOR + 0.900%)
700,026	1.118		07/25/45	694,944
PHEAA Student Loan Trust Series 2011-1A, Class A1(c) (3M USD LIBOR + 1.100%)
1,319,314	1.301		06/25/38	1,331,232
PHEAA Student Loan Trust Series 2014-3A, Class A(c) (1M USD LIBOR + 0.590%)
3,040,086	0.699		08/25/40	3,045,879
PHEAA Student Loan Trust Series 2016-1A, Class A(c) (1M USD LIBOR + 1.150%)
711,123	1.259		09/25/65	716,310

				9,523,874

TOTAL ASSET-BACKED SECURITIES
(Cost $25,978,440)				$26,165,568

U.S. Treasury Obligations – 12.9%
United States Treasury Bills(f)
$15,000,000	0.000%		09/16/21	$14,998,075
12,000,000	0.000		09/23/21	11,998,323
United States Treasury Notes
3,790,000	0.375	(g)	12/31/25	3,701,172
3,890,000	0.500	(g)	02/28/26	3,813,416
4,040,000	0.750		03/31/26	4,004,334
3,710,000	1.125	(g)	02/29/28	3,645,075
3,910,000	1.250		03/31/28	3,869,067

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $46,258,804)				$46,029,462

Shares	Dividend Rate	Value

Investment Company(h) – 6.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
23,061,017	0.036%	$23,061,017
(Cost $23,061,017)

TOTAL INVESTMENTS – 146.5%
(Cost $512,508,213)		$522,042,240

LIABILITIES IN EXCESS OF OTHER ASSETS – (46.5)%		(165,580,854)

NET ASSETS – 100.0%		$356,461,386

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

March 31, 2021

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on March 31, 2021.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(d)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on March 31, 2021.

(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $173,435,847 which represents approximately 48.7% of the Fund’s net assets as of March 31, 2021.

(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(g)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(h)	Represents an affiliated issuer.

Currency Abbreviations:
USD	—U.S. Dollar

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Indexes
COF	—Cost of Funds Index
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
MTA	—Monthly Treasury Average
PI	—Private Investment
PLC	—Public Limited Company
REMIC	—Real Estate Mortgage Investment Conduit
STRIPS	—Separate Trading of Registered Interest and Principal of Securities

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At March 31, 2021, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
GNMA	2.000%	TBA-30yr	04/21/21	$(8,000,000)	$(8,073,591)
GNMA	4.500	TBA-30yr	04/21/21	(3,000,000)	(3,245,131)
UMBS, 30 Year, Single Family	3.000	TBA-30yr	04/14/21	(3,000,000)	(3,124,924)
UMBS, 30 Year, Single Family	3.000	TBA-30yr	05/13/21	(3,000,000)	(3,125,509)
UMBS, 30 Year, Single Family	3.500	TBA-30yr	04/14/21	(1,000,000)	(1,056,406)
UMBS, 30 Year, Single Family	3.500	TBA-30yr	05/13/21	(7,000,000)	(7,402,497)
UMBS, 30 Year, Single Family	4.000	TBA-30yr	04/14/21	(9,000,000)	(9,658,827)
UMBS, 30 Year, Single Family	4.500	TBA-30yr	04/14/21	(1,000,000)	(1,088,906)
UMBS, 30 Year, Single Family	5.000	TBA-30yr	04/14/21	(1,000,000)	(1,107,705)

TOTAL (Proceeds Receivable: $(37,954,082))					$(37,883,496)

(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Ultra 10 Year U.S. Treasury Notes	14	06/21/21	$2,011,625	$(7,901)
Short position contracts:
Ultra Long U.S. Treasury Bonds	(11)	06/21/21	(1,993,406)	12,339
2 Year U.S. Treasury Notes	(142)	06/30/21	(31,343,172)	9,557
5 Year U.S. Treasury Notes	(168)	06/30/21	(20,730,938)	59,454
10 Year U.S. Treasury Notes	(5)	06/21/21	(654,687)	533
20 Year U.S. Treasury Bonds	(3)	06/21/21	(463,781)	8,901

Total				$90,784

TOTAL FUTURES CONTRACTS				$82,883

SWAP CONTRACTS — At March 31, 2021, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
0.000(a)	3M LIBOR(a)	07/25/24	$16,200		$1,491	$5,437	$(3,946)
0.000(a)	3M LIBOR(a)	11/10/24	9,600		298	9	289
3M LIBOR(a)	0.500(b)	06/16/26	20	(c)	(615)	(512)	(103)
3M LIBOR(a)	2.209(b)	02/25/31	2,020	(c)	(31,617)	(6,033)	(25,584)
2.431(b)	3M LIBOR(a)	02/25/36	2,490	(c)	24,687	3,006	21,681

TOTAL					$(5,756)	$1,907	$(7,663)

(a)	Payments made quarterly.
(b)	Payments made semi-annually.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2021.

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

March 31, 2021

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/ Index	Financing Rate Paid by the Fund(a)	Credit Spread at March 31, 2021(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
Markit CMBX Series 11	3.000%	4.089%	Citibank NA	11/18/54	$1,500	$(90,163)	$(216,975)	$126,812
Markit CMBX Series 8	3.000	8.204	Citibank NA	10/17/57	2,200	(345,442)	(505,978)	160,536
Markit CMBX Series 10	3.000	5.692	JPMorgan Securities, Inc.	11/17/59	2,450	(307,143)	(7,209)	(299,934)
Markit CMBX Series 11	2.000	2.237	JPMorgan Securities, Inc.	11/18/54	2,500	(34,322)	(387,514)	353,192
Markit CMBX Series 11	3.000	4.089	JPMorgan Securities, Inc.	11/18/54	2,400	(144,417)	(32,128)	(112,289)
Markit CMBX Series 9	3.000	5.833	JPMorgan Securities, Inc.	09/17/58	1,200	(132,625)	(5,433)	(127,192)
Markit CMBX Series 10	3.000	5.692	MS & Co. Int. PLC	11/17/59	400	(50,179)	(63,608)	13,429

TOTAL						$(1,104,291)	$(1,218,845)	$114,554

(a)	Payments made monthly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At March 31, 2021, the Fund had the following purchased and written options:

OVER-THE-COUNTER INTEREST RATE SWAPTIONS

Description	Counterparty	Exercise Rate	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts
3M IRS	Deutsche Bank AG (London)	0.925%	06/01/2021	4,400,000	$4,400,000	$49,575	$29,795	$19,780
3M IRS	JPMorgan Securities, Inc.	0.750	08/10/2021	4,580,000	4,580,000	105,643	23,358	82,285

Total purchased option contracts				8,980,000	$8,980,000	$155,218	$53,153	$102,065
Written option contracts
Puts
3M IRS	Deutsche Bank AG (London)	1.265	06/01/2021	(4,400,000)	(4,400,000)	(13,937)	(11,173)	(2,764)
3M IRS	Deutsche Bank AG (London)	1.095	06/01/2021	(4,400,000)	(4,400,000)	(27,178)	(18,622)	(8,556)
3M IRS	JPMorgan Securities, Inc.	0.878	08/10/2021	(4,580,000)	(4,580,000)	(82,081)	(14,198)	(67,883)
3M IRS	JPMorgan Securities, Inc.	1.006	08/10/2021	(4,580,000)	(4,580,000)	(61,754)	(9,160)	(52,594)

Total written option contracts				(17,960,000)	$(17,960,000)	$(184,950)	$(53,153)	$(131,797)

TOTAL				(8,980,000)	$(8,980,000)	$(29,732)	$—	$(29,732)

Abbreviation:
MS & Co. Int. PLC	— Morgan Stanley & Co. International PLC

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities

March 31, 2021

	Emerging Markets Debt Fund	High Yield Fund	High Yield Floating Rate Fund

Assets:

Investments, at value (cost $1,204,471,374, $1,875,901,895 and $1,861,087,983, respectively)(a)	$1,128,372,959	$1,939,145,878	$1,848,393,183
Investments of affiliated issuers, at value (cost $70,788,766, $72,950,280 and $220,574,301, respectively)	70,788,766	72,950,280	220,574,301
Investments in securities lending reinvestment vehicle — affiliated issuer, at value (cost $0, $33,937,193 and $0, respectively)	—	33,937,193	—
Purchased options, at value (premium paid $901,542, $0 and $0, respectively)	227,414	—	—
Cash	22,432,711	31,281,415	38,389,731
Foreign currencies, at value (cost $683,914, $2,313,181 and $3,613,096 respectively)	630,829	2,312,049	3,582,049
Unrealized gain on swap contracts	397,342	304,318	—
Unrealized gain on forward foreign currency exchange contracts	14,200,450	937,596	1,395,855
Variation margin on futures contracts	—	865,552	131,613
Variation margin on swaps contracts	89,542	591,362	111,691
Receivables:
Collateral on certain derivative contracts(b)	55,579,093	16,762,203	2,777,695
Interest and dividends	14,418,972	26,467,363	6,163,878
Investments sold on an extended-settlement basis	9,810,657	5,274,287	—
Investments sold	3,479,065	3,622,004	30,384,696
Fund shares sold	2,376,265	1,846,208	11,992,418
Due from broker	289,921	—	—
Reimbursement from investment adviser	61,541	43,422	—
Upfront payments made on swap contracts	42,104	—	—
Securities lending income	—	26,106	—
Other assets	36,920	806,432	68,534

Total assets	1,323,234,551	2,137,173,668	2,163,965,644

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	8,140,685	38,300	42,965
Written option contracts, at value (premium received $373,235, $0 and $0, respectively)	1,176,234	—	—
Unrealized loss on swap contracts	494,731	—	—
Variation margin on futures contracts	809,544	—	—
Payables:
Investments purchased on an extended — settlement basis	6,987,673	17,672,053	—
Fund shares redeemed	6,234,562	4,418,882	4,283,002
Investments purchased	1,715,538	4,489,096	248,561,263
Management fees	920,465	1,248,156	859,126
Income distributions	224,408	189,785	—
Upfront payments received on swap contracts	210,232	—	—
Distribution and Service fees and Transfer Agency fees	68,994	97,293	48,964
Due to broker	27,738	403,409	—
Due to broker — upfront payment	17,558	—	—
Collateral on certain derivative contracts(c)	—	290,000	410,000
Payable upon return of securities loaned	—	33,937,193	—
Payable for Unfunded Loan Commitments	—	—	10,302
Accrued expenses	843,225	471,138	1,029,158

Total liabilities	27,871,587	63,255,305	255,244,780

Net Assets:

Paid-in capital	1,501,902,566	2,506,159,867	2,321,036,080
Total distributable earnings (loss)	(206,539,602)	(432,241,504)	(412,315,216)

NET ASSETS	$1,295,362,964	$2,073,918,363	$1,908,720,864

Net Assets:
Class A	$43,340,072	$126,459,381	$3,582,653
Class C	10,191,533	6,447,666	578,314
Institutional	916,157,134	295,208,848	75,148,690
Service	—	8,331,189	—
Investor	75,616,649	14,216,826	3,824,556
Class R6	214,558,077	41,824,654	143,998,671
Class R	—	6,089,482	13,411
Class P	35,499,499	1,575,340,317	1,681,574,569

Total Net Assets	$1,295,362,964	$2,073,918,363	$1,908,720,864

Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	3,618,483	19,782,904	382,954
Class C	851,376	1,007,961	61,811
Institutional	76,398,510	46,080,176	8,029,027
Service	—	1,304,499	—
Investor	6,303,749	2,220,123	407,765
Class R6	17,892,212	6,517,036	15,378,444
Class R	—	953,761	1,434
Class P	2,961,700	245,865,142	179,422,008

Net asset value, offering and redemption price per share:(d)
Class A	$11.98	$6.39	$9.36
Class C	11.97	6.40	9.36
Institutional	11.99	6.41	9.36
Service	—	6.39	—
Investor	12.00	6.40	9.38
Class R6	11.99	6.42	9.36
Class R	—	6.38	9.35
Class P	11.99	6.41	9.37

(a)	Includes loaned securities having a market value of $0,$33,259,217 and $0, respectively.
(b)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Swaps
Emerging Markets Debt	$6,462,963	$49,116,130
High Yield	2,279,962	14,482,241

High Yield Floating Rate	827,310	1,950,385

(c)	Segregated for initial margin and/or collateral as follows:

Fund	Swaps	Forwards Currency Contracts
High Yield	$290,000	$—

High Yield Floating Rate	—	410,000

(d)	Maximum public offering price per share for Class A Shares of Emerging Markets Debt, High Yield and High Yield Floating Rate Funds is $12.54, $6.69 and $9.58, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities (continued)

March 31, 2021

	Investment Grade Credit Fund	Local Emerging Markets Debt Fund	U.S. Mortgages Fund

Assets:
Investments, at value (cost $436,839,882, $70,174,602 and $489,447,196, respectively)	$459,549,432	$65,135,331	$498,981,223
Investments of affiliated issuers, at value (Cost $0, $5,991,605 and $23,061,017, respectively)	—	5,991,605	23,061,017
Purchased options, at value (premium paid $0, $114,337 and $53,153, respectively)	—	27,857	155,218
Cash	1,816,363	1,121,037	5,526,384
Foreign currencies, at value (cost $6,294, $1,642,442 and $2,021, respectively)	6,323	1,448,895	2,032
Unrealized gain on swap contracts	—	375,492	653,969
Unrealized gain on forward foreign currency exchange contracts	409,696	1,475,293	—
Variation margin on futures contracts	—	—	39,733
Variation margin on swaps contracts	128,559	25,594	4,148
Receivables:
Collateral on certain derivative contracts(a)	6,588,968	2,713,678	1,266,877
Interest and dividends	4,388,274	1,164,791	942,455
Investments sold on an extended-settlement basis	224,402	261,011	275,565,282
Investments sold	400,516	493,656	1,581
Fund shares sold	524,059	4,769	1,927,954
Reimbursement from investment adviser	30,120	28,485	—
Due from broker	—	38,042	—
Upfront payments made on swap contracts	—	92,234	—
Due from broker — upfront payment	—	9,234	—
Other assets	38,206	34,769	42,011
Total assets	474,104,918	80,441,773	808,169,884

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	158,808	1,479,130	—
Forward sale contracts, at value (proceeds received $0, $0 and $37,954,082, respectively)	—	—	37,883,496
Written option contracts, at value (premium received $0, $48,563 and $53,153, respectively)	—	156,552	184,950
Unrealized loss on non-deliverable bond forward contracts, at value	—	23,755	—
Unrealized loss on swap contracts	—	47,678	539,415
Variation margin on futures contracts	172,020	1,254	—
Payables:
Investments purchased on an extended — settlement basis	474,567	443,057	411,089,785
Fund shares redeemed	251,906	264,041	247,243
Management fees	146,371	53,726	101,408
Income distributions	69,137	4,614	94,097
Distribution and Service fees and Transfer Agency fees	17,287	6,309	25,305
Investments purchased	—	10,256	979
Upfront payments received on swap contracts	—	13,412	1,218,845
Collateral on certain derivative contracts(b)	—	510,000	30,000
Accrued expenses	281,219	482,083	292,975
Total liabilities	1,571,315	3,495,867	451,708,498

Net Assets:

Paid-in capital	446,539,453	232,745,713	358,270,935
Total distributable earnings (loss)	25,994,150	(155,799,807)	(1,809,549)

NET ASSETS	$472,533,603	$76,945,906	$356,461,386
Net Assets:
Class A	$9,743,295	$4,795,017	$38,326,765
Class C	—	2,054,874	—
Institutional	123,553,196	11,320,359	89,597,824
Separate Account Institutional	176,606,399	—	150,886,791
Investor	5,364,317	4,781,356	57,023,136
Class R6	1,227,852	24,800,018	8,244,931
Class P	156,038,544	29,194,282	12,381,939

Total Net Assets	$472,533,603	$76,945,906	$356,461,386

Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	1,015,926	861,738	3,630,927
Class C	—	369,921	—
Institutional	12,879,157	2,041,584	8,466,302
Separate Account Institutional	18,404,476	—	14,293,199
Investor	559,137	861,544	5,390,124
Class R6	127,993	4,470,623	779,344
Class P	16,271,792	5,263,296	1,170,339

Net asset value, offering and redemption price per share:(c)
Class A	$9.59	$5.56	$10.56
Class C	—	5.55	—
Institutional	9.59	5.54	10.58
Separate Account Institutional	9.60	—	10.56
Investor	9.59	5.55	10.58
Class R6	9.59	5.55	10.58
Class P	9.59	5.55	10.58

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Swaps	TBA
Investment Grade Credit	$1,666,400	$4,922,568	$—
Local Emerging Markets Debt	13,340	2,700,338	—

U.S. Mortgages	—	616,877	650,000

(b)	Segregated for initial margin and/or collateral as follows:

Fund	Swaps	TBA
Local Emerging Markets Debt	$510,000	$—

U.S. Mortgages	—	30,000

(c)	Maximum public offering price per share for Class A Shares of Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds is $9.96, $5.82 and $10.97, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Operations

For the Fiscal Year Ended March 31, 2021

	Emerging Markets Debt Fund	High Yield Fund	High Yield Floating Rate Fund
Investment income:

Interest (net of foreign withholding taxes of $ 19,831, $ 4,647 and $85, respectively)	$62,121,538	$120,887,191	$61,218,163

Dividends — affiliated issuers	31,916	22,376	35,487

Dividends — unaffiliated issuers	—	3,957,470	1,465,060

Securities lending income — unaffiliated issuers	—	57,744	49,496

Total investment income	62,153,454	124,924,781	62,768,206

Expenses:

Management fees	10,409,723	14,378,040	7,902,545

Transfer Agency fees(a)	602,492	797,447	421,479

Professional fees	255,650	192,399	403,691

Printing and mailing costs	239,843	161,637	64,045

Custody, accounting and administrative services	222,691	169,597	527,559

Distribution and Service (12b-1) fees(a)	199,676	442,226	12,739

Registration fees	109,389	149,793	110,318

Prime Broker Fees	34,665	—	791

Service fees — Class C	32,414	23,044	1,611

Trustee fees	20,862	22,031	20,630

Shareholder Administration fees — Service Class	—	18,037	—

Interest expense	—	—	706,319

Other	137,423	106,719	68,081

Total expenses	12,264,828	16,460,970	10,239,808

Less — expense reductions	(763,549)	(573,912)	(573,363)

Net expenses	11,501,279	15,887,058	9,666,445

NET INVESTMENT INCOME	50,652,175	109,037,723	53,101,761

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(43,096,471)	(15,199,605)	(33,366,682)

Purchased options	(2,100,628)	—	—

Futures contracts	2,885,881	334,166	276,458

Written options	1,805,631	—	—

Swap contracts	3,233,790	15,267,183	3,194,738

Forward foreign currency exchange contracts	(9,521,282)	(2,501,894)	(3,466,305)

Foreign currency transactions	(256,710)	234,822	(75,938)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	222,176,935	316,447,967	240,430,084

Purchased options	(674,128)	—	—

Futures contracts	(21,633,718)	(12,705,013)	1,383,384

Unfunded Loan Commitment	—	—	48,187

Written options	(802,999)	—	—

Swap contracts	10,687,254	5,211,308	781,781

Forward foreign currency exchange contracts	8,717,618	1,213,987	2,198,365

Foreign currency translation	31,442	(6,263)	341,709

Net realized and unrealized gain	171,452,615	308,296,658	211,745,781

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$222,104,790	$417,334,381	$264,847,542

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Emerging Markets Debt	$102,435	$97,241	$—	$—	$50,312	$15,909	$379,505	$—	$89,022	$59,563	$—	$8,181
High Yield	316,494	69,133	18,037	38,562	155,030	11,309	126,300	2,886	17,669	15,715	9,509	459,029
High Yield Floating Rate	7,840	4,833	—	66	3,837	791	45,418	—	1,223	17,090	16	353,104

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Operations (continued)

For the Fiscal Year Ended March 31, 2021

	Investment Grade Credit Fund	Local Emerging Markets Debt Fund	U.S. Mortgages Fund

Interest (net of foreign withholding taxes of $0, $24,388 and $0, respectively)	$18,874,604	$3,976,660	$7,218,157

Dividends — affiliated issuers	7,237	4,662	9,622

Total investment income	18,881,841	3,981,322	7,227,779

Management fees	2,067,720	667,334	1,292,895

Transfer Agency fees(a)	207,948	38,084	206,594

Professional fees	168,936	233,802	111,653

Custody, accounting and administrative services	109,709	164,157	42,589

Registration fees	95,936	85,008	113,777

Printing and mailing costs	52,785	41,687	68,442

Distribution and Service (12b-1) fees(a)	28,554	34,705	90,484

Trustee fees	19,899	19,080	19,506

Service fees — Class C	—	7,411	—

Prime Broker Fees	—	5,877	—

Other	20,468	5,249	29,253

Total expenses	2,771,955	1,302,394	1,975,193

Less — expense reductions	(451,201)	(498,392)	(123,083)

Net expenses	2,320,754	804,002	1,852,110

NET INVESTMENT INCOME	16,561,087	3,177,320	5,375,669

Net realized gain (loss) from:

Investments — unaffiliated issuers	17,059,175	(3,189,396)	6,674,323

Purchased options	(38,851)	(279,103)	35,587

Futures contracts	(7,259,482)	130,930	(423,875)

Written options	104,865	241,719	114,698

Swap contracts	975,430	476,140	107,690

Non-deliverable bond forward contracts	—	(5,958)	—

Forward foreign currency exchange contracts	(1,940,847)	(1,592,060)	—

Foreign currency transactions	(3,147)	(20,664)	(366)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	30,051,018	10,624,008	(2,681,764)

Purchased options	—	(86,480)	102,065

Futures contracts	(1,392,542)	(70,693)	568,256

Non-deliverable bond forward contracts	—	(23,755)	—

Written options	—	(107,989)	(152,308)

Swap contracts	3,629,540	(19,118)	2,036,276

Forward foreign currency exchange contracts	340,495	2,799,832	—

Foreign currency translation	(314)	(31,659)	11

Net realized and unrealized gain	41,525,340	8,845,754	6,380,593

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$58,086,427	$12,023,074	$11,756,262

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees		Transfer Agency Fees
Fund	Class A	Class C	Class A	Class C	Institutional	Separate Account Institutional	Investor	Class R6	Class P
Investment Grade Credit	$28,554	$—	$13,988	$—	$35,686	$74,246	$7,983	$332	$75,713
Local Emerging Markets Debt	12,471	22,234	6,113	3,622	5,115	—	5,865	8,041	9,328
U.S. Mortgages	90,484	—	44,276	—	17,576	64,773	72,196	4,849	2,924

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Emerging Markets Debt Fund			High Yield Fund
	For the Fiscal Year Ended March 31, 2021	For the Fiscal Year Ended March 31, 2020		For the Fiscal Year Ended March 31, 2021	For the Fiscal Year Ended March 31, 2020
From operations:
Net investment income	$50,652,175	$67,030,400		$109,037,723	$124,373,577
Net realized gain (loss)	(47,049,789)	12,572,617		(1,865,328)	(91,952,837)
Net change in unrealized gain (loss)	218,502,404	(232,256,236)		310,161,986	(215,607,472)
Net increase (decrease) in net assets resulting from operations	222,104,790	(152,653,219)		417,334,381	(183,186,732)

Distributions to shareholders:
From distributable earnings:
Class A Shares	(1,450,163)	(1,263,789)		(6,632,343)	(8,334,031)
Class C Shares	(358,018)	(333,826)		(416,388)	(640,558)
Institutional Shares	(36,065,805)	(25,045,372)		(17,333,461)	(18,978,268)
Service Shares	—	—		(360,273)	(417,320)
Investor Shares	(2,730,744)	(2,211,575)		(791,841)	(982,424)
Class R6 Shares	(7,564,464)	(5,941,679)		(2,900,025)	(3,954,079)
Class R Shares	—	—		(390,449)	(640,003)
Class P Shares	(1,024,298)	(365,229)		(84,260,269)	(94,416,365)
Return of capital:	—	—		—	—
Class A Shares	—	(1,111,999)		—	(102,002)
Class C Shares	—	(293,731)		—	(7,841)
Institutional Shares	—	(22,037,261)		—	(232,276)
Service Shares	—	—		—	(5,107)
Investor Shares	—	(1,945,950)		—	(12,024)
Class R6 Shares	—	(5,228,046)		—	(48,394)
Class R Shares	—	—		—	(7,833)
Class P Shares	—	(321,363)		—	(1,155,570)
Total distributions to shareholders	(49,193,492)	(66,099,820)		(113,085,049)	(129,934,095)

From share transactions:
Proceeds from sales of shares	502,460,176	418,273,440		584,185,101	515,826,133
Reinvestment of distributions	46,316,791	61,592,841		110,746,040	125,559,176
Cost of shares redeemed	(580,939,557)	(727,835,920	)(a)	(716,120,544)	(783,479,661	)(b)
Net decrease in net assets resulting from share transactions	(32,162,590)	(247,969,639)		(21,189,403)	(142,094,352)
TOTAL INCREASE (DECREASE)	140,748,708	(466,722,678)		283,059,929	(455,215,179)

Net assets:
Beginning of year	1,154,614,256	1,621,336,934		1,790,858,434	2,246,073,613
End of year	$1,295,362,964	$1,154,614,256		$2,073,918,363	$1,790,858,434

(a)	Net of $45,883 of redemption fees for Emerging Markets Debt Fund for the fiscal year ended March 31, 2020.
(b)	Net of $54,742 of redemption fees for the High Yield Fund for the fiscal year ended March 31, 2020.

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	High Yield Floating Rate Fund		Investment Grade Credit Fund
	For the Fiscal Year Ended March 31, 2021	For the Fiscal Year Ended March 31, 2020	For the Fiscal Year Ended March 31, 2021	For the Fiscal Year Ended March 31, 2020
From operations:
Net investment income	$53,101,761	$108,069,115	$16,561,087	$16,247,204
Net realized gain (loss)	(33,437,729)	(99,986,357)	8,897,143	14,853,954
Net change in unrealized gain (loss)	245,183,510	(180,857,630)	32,628,197	(19,764,308)
Net increase (decrease) in net assets resulting from operations	264,847,542	(172,774,872)	58,086,427	11,336,850

Distributions to shareholders:
From distributable earnings:
Class A Shares	(115,889)	(169,688)	(437,571)	(420,113)
Class C Shares	(19,371)	(41,208)	—	–
Institutional Shares	(4,610,290)	(5,716,419)	(4,358,306)	(2,343,388)
Separate Account Institutional	—	—	(10,414,007)	(11,315,432)
Investor Shares	(38,449)	(72,087)	(264,006)	(181,765)
Class R6 Shares	(2,104,745)	(1,774,242)	(46,742)	(44,221)
Class R Shares	(459)	(936)	—	—
Class P Shares	(47,256,740)	(100,901,335)	(10,358,321)	(9,369,285)
Total distributions to shareholders	(54,145,943)	(108,675,915)	(25,878,953)	(23,674,204)

From share transactions:
Proceeds from sales of shares	1,035,547,752	362,853,216	378,934,787	161,915,703
Reinvestment of distributions	54,002,452	107,988,395	25,428,575	22,621,942
Cost of shares redeemed	(632,776,903)	(1,285,710,520)	(448,024,686)	(165,854,670)
Net increase (decrease) in net assets resulting from share transactions	456,773,301	(814,868,909)	(43,661,324)	18,682,975
TOTAL INCREASE (DECREASE)	667,474,900	(1,096,319,696)	(11,453,850)	6,345,621

Net assets:
Beginning of year	1,241,245,964	2,337,565,660	483,987,453	477,641,832
End of year	$1,908,720,864	$1,241,245,964	$472,533,603	$483,987,453

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets (continued)

	Local Emerging Markets Debt Fund			U.S. Mortgages Fund
	For the Fiscal Year Ended March 31, 2021	For the Fiscal Year Ended March 31, 2020		For the Fiscal Year Ended March 31, 2021	For the Fiscal Year Ended March 31, 2020
From operations:
Net investment income	$3,177,320	$6,153,473		$5,375,669	$9,698,914
Net realized gain (loss)	(4,238,392)	(9,071,336)		6,508,057	9,356,173
Net change in unrealized gain (loss)	13,084,146	(4,657,519)		(127,464)	6,327,978
Net increase (decrease) in net assets resulting from operations	12,023,074	(7,575,382)		11,756,262	25,383,065

Distributions to shareholders:
From distributable earnings:
Class A Shares	—	(35)		(904,307)	(802,424)
Class C Shares	—	(16)		—	—
Institutional Shares	—	(177)		(1,240,753)	(1,014,305)
Separate Account Institutional	—	—		(6,160,623)	(6,829,488)
Investor Shares	—	(48)		(1,649,090)	(4,596,122)
Class R6 Shares	—	(362)		(469,584)	(498,184)
Class P Shares	—	(291)		(272,640)	(265,754)
Return of capital:
Class A Shares	(175,721)	(221,272)		—	(21,716)
Class C Shares	(83,705)	(107,814)		—	—
Institutional Shares	(488,572)	(1,101,239)		—	(27,448)
Separate Account Institutional	—	—		—	(184,820)
Investor Shares	(178,869)	(299,433)		—	(124,380)
Class R6 Shares	(1,038,072)	(2,268,381)		—	(13,482)
Class P Shares	(1,193,174)	(1,826,494)		—	(7,191)
Total distributions to shareholders	(3,158,113)	(5,825,562)		(10,696,997)	(14,385,314)

From share transactions:
Proceeds from sales of shares	11,295,087	18,687,145		206,857,063	190,191,461
Reinvestment of distributions	3,097,663	5,707,127		10,060,392	13,518,689
Cost of shares redeemed	(37,153,004)	(113,751,122	)(a)	(291,960,911)	(241,007,411)
Net decrease in net assets resulting from share transactions	(22,760,254)	(89,356,850)		(75,043,456)	(37,297,261)
TOTAL DECREASE	(13,895,293)	(102,757,794)		(73,984,191)	(26,299,510)

Net assets:
Beginning of year	90,841,199	193,598,993		430,445,577	456,745,087
End of year	$76,945,906	$90,841,199		$356,461,386	$430,445,577

(a)	Net of $30,109 of redemption fees for the Local Emerging Markets Debt Fund for the fiscal year ended March 31, 2020.

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Debt Fund
	Class A Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.36	$12.20	$12.67	$12.73	$12.25

Net investment income(a)	0.43	0.51	0.58	0.56	0.60

Net realized and unrealized gain (loss)	1.61	(1.85)	(0.51)	(0.08)	0.46

Total from investment operations	2.04	(1.34)	0.07	0.48	1.06

Distributions to shareholders from net investment income	(0.42)	(0.26)	(0.50)	(0.54)	(0.58)

Distributions to shareholders from return of capital	—	(0.24)	(0.04)	—	—

Total distributions	(0.42)	(0.50)	(0.54)	(0.54)	(0.58)

Net asset value, end of year	$11.98	$10.36	$12.20	$12.67	$12.73

Total return(b)	19.75%	(11.48)%	0.77%	3.75%	8.79%

Net assets, end of year (in 000s)	$43,340	$46,179	$61,408	$105,098	$103,548

Ratio of net expenses to average net assets	1.17%	1.19%	1.20%	1.20%	1.23%

Ratio of total expenses to average net assets	1.25%	1.26%	1.24%	1.23%	1.24%

Ratio of net investment income to average net assets	3.60%	4.17%	4.84%	4.32%	4.73%

Portfolio turnover rate(c)	79%	87%	80%	70%	89%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Debt Fund
	Class C Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.35	$12.19	$12.67	$12.72	$12.24

Net investment income(a)	0.34	0.42	0.48	0.46	0.50

Net realized and unrealized gain (loss)	1.61	(1.85)	(0.51)	(0.07)	0.47

Total from investment operations	1.95	(1.43)	(0.03)	0.39	0.97

Distributions to shareholders from net investment income	(0.33)	(0.22)	(0.41)	(0.44)	(0.49)

Distributions to shareholders from return of capital	—	(0.19)	(0.04)	—	—

Total distributions	(0.33)	(0.41)	(0.45)	(0.44)	(0.49)

Net asset value, end of year	$11.97	$10.35	$12.19	$12.67	$12.72

Total return(b)	18.76%	(12.07)%	(0.06)%	3.07%	7.98%

Net assets, end of year (in 000s)	$10,192	$13,742	$21,871	$34,848	$32,597

Ratio of net expenses to average net assets	1.92%	1.94%	1.95%	1.95%	1.98%

Ratio of total expenses to average net assets	2.00%	2.01%	1.99%	1.98%	1.99%

Ratio of net investment income to average net assets	2.86%	3.42%	4.08%	3.60%	3.94%

Portfolio turnover rate(c)	79%	87%	80%	70%	89%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Debt Fund
	Institutional Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.37	$12.21	$12.69	$12.74	$12.26

Net investment income(a)	0.47	0.55	0.62	0.60	0.63

Net realized and unrealized gain (loss)	1.61	(1.85)	(0.52)	(0.07)	0.47

Total from investment operations	2.08	(1.30)	0.10	0.53	1.10

Distributions to shareholders from net investment income	(0.46)	(0.29)	(0.53)	(0.58)	(0.62)

Distributions to shareholders from return of capital	—	(0.25)	(0.05)	—	—

Total distributions	(0.46)	(0.54)	(0.58)	(0.58)	(0.62)

Net asset value, end of year	$11.99	$10.37	$12.21	$12.69	$12.74

Total return(b)	19.99%	(11.10)%	1.04%	4.18%	9.15%

Net assets, end of year (in 000s)	$916,157	$825,481	$1,087,407	$1,984,662	$1,656,148

Ratio of net expenses to average net assets	0.86%	0.87%	0.86%	0.86%	0.89%

Ratio of total expenses to average net assets	0.92%	0.92%	0.90%	0.89%	0.90%

Ratio of net investment income to average net assets	3.92%	4.48%	5.18%	4.65%	4.95%

Portfolio turnover rate(c)	79%	87%	80%	70%	89%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

124	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Debt Fund
	Investor Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.38	$12.21	$12.69	$12.74	$12.26

Net investment income(a)	0.46	0.54	0.61	0.58	0.61

Net realized and unrealized gain (loss)	1.61	(1.83)	(0.52)	(0.06)	0.48

Total from investment operations	2.07	(1.29)	0.09	0.52	1.09

Distributions to shareholders from net investment income	(0.45)	(0.29)	(0.52)	(0.57)	(0.61)

Distributions to shareholders from return of capital	—	(0.25)	(0.05)	—	—

Total distributions	(0.45)	(0.54)	(0.57)	(0.57)	(0.61)

Net asset value, end of year	$12.00	$10.38	$12.21	$12.69	$12.74

Total return(b)	20.02%	(11.16)%	0.95%	4.09%	9.05%

Net assets, end of year (in 000s)	$75,617	$70,616	$103,473	$175,664	$85,556

Ratio of net expenses to average net assets	0.92%	0.94%	0.95%	0.95%	0.98%

Ratio of total expenses to average net assets	1.00%	1.01%	0.99%	0.98%	0.99%

Ratio of net investment income to average net assets	3.85%	4.42%	5.09%	4.51%	4.79%

Portfolio turnover rate(c)	79%	87%	80%	70%	89%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	125

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Debt Fund
	Class R6 Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.37	$12.21	$12.69	$12.74	$12.26

Net investment income(a)	0.47	0.55	0.60	0.60	0.60

Net realized and unrealized gain (loss)	1.61	(1.85)	(0.50)	(0.07)	0.51

Total from investment operations	2.08	(1.30)	0.10	0.53	1.11

Distributions to shareholders from net investment income	(0.46)	(0.28)	(0.53)	(0.58)	(0.63)

Distributions to shareholders from return of capital	—	(0.26)	(0.05)	—	—

Total distributions	(0.46)	(0.54)	(0.58)	(0.58)	(0.63)

Net asset value, end of year	$11.99	$10.37	$12.21	$12.69	$12.74

Total return(b)	20.12%	(11.17)%	1.05%	4.20%	9.17%

Net assets, end of year (in 000s)	$214,558	$184,389	$332,270	$294,599	$28,593

Ratio of net expenses to average net assets	0.85%	0.86%	0.85%	0.84%	0.87%

Ratio of total expenses to average net assets	0.91%	0.91%	0.90%	0.89%	0.88%

Ratio of net investment income to average net assets	3.92%	4.50%	5.10%	4.67%	4.76%

Portfolio turnover rate(c)	79%	87%	80%	70%	89%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

126	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Debt Fund
	Class P Shares
	Year Ended March 31,		Period Ended March 31, 2019(a)
	2021	2020
Per Share Data

Net asset value, beginning of period	$10.37	$12.20	$12.59

Net investment income(b)	0.48	0.55	0.55

Net realized and unrealized gain (loss)	1.60	(1.84)	(0.40)

Total from investment operations	2.08	(1.29)	0.15

Distributions to shareholders from net investment income	(0.46)	(0.29)	(0.50)

Distributions to shareholders from return of capital	—	(0.25)	(0.04)

Total distributions	(0.46)	(0.54)	(0.54)

Net asset value, end of period	$11.99	$10.37	$12.20

Total return(c)	20.12%	(11.10)%	1.46%

Net assets, end of period (in 000s)	$35,499	$14,207	$14,908

Ratio of net expenses to average net assets	0.85%	0.86%	0.85	%(d)

Ratio of total expenses to average net assets	0.90%	0.91%	0.91	%(d)

Ratio of net investment income to average net assets	3.96%	4.49%	5.00	%(d)

Portfolio turnover rate(e)	79%	87%	80%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	127

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Fund
	Class A Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$5.47	$6.32	$6.34	$6.57	$6.02

Net investment income(a)	0.31	0.33	0.33	0.33	0.34

Net realized and unrealized gain (loss)	0.93	(0.83)	(0.01)	(0.24)	0.55

Total from investment operations	1.24	(0.50)	0.32	0.09	0.89

Distributions to shareholders from net investment income	(0.32)	(0.35)	(0.34)	(0.32)	(0.34)

Distributions to shareholders from return of capital	—	— (b)	—	—	—

Total distributions	(0.32)	(0.35)	(0.34)	(0.32)	(0.34)

Net asset value, end of year	$6.39	$5.47	$6.32	$6.34	$6.57

Total return(c)	23.07%	(8.50)%	5.20%	1.37%	15.06%

Net assets, end of year (in 000s)	$126,459	$120,003	$163,355	$179,807	$232,572

Ratio of net expenses to average net assets	1.03%	1.03%	1.04%	1.05%	1.07%

Ratio of total expenses to average net assets	1.11%	1.11%	1.11%	1.08%	1.07%

Ratio of net investment income to average net assets	5.04%	5.26%	5.31%	5.00%	5.34%

Portfolio turnover rate(d)	71%	80%	59%	69%	93%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

128	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Fund
	Class C Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$5.47	$6.32	$6.34	$6.57	$6.03

Net investment income(a)	0.26	0.29	0.29	0.28	0.29

Net realized and unrealized gain (loss)	0.95	(0.84)	(0.02)	(0.23)	0.54

Total from investment operations	1.21	(0.55)	0.27	0.05	0.83

Distributions to shareholders from net investment income	(0.28)	(0.30)	(0.29)	(0.28)	(0.29)

Distributions to shareholders from return of capital	—	— (b)	—	—	—

Total distributions	(0.28)	(0.30)	(0.29)	(0.28)	(0.29)

Net asset value, end of year	$6.40	$5.47	$6.32	$6.34	$6.57

Total return(c)	22.12%	(9.02)%	4.41%	0.64%	14.02%

Net assets, end of year (in 000s)	$6,448	$9,942	$15,532	$33,221	$46,396

Ratio of net expenses to average net assets	1.78%	1.78%	1.79%	1.80%	1.82%

Ratio of total expenses to average net assets	1.86%	1.86%	1.85%	1.83%	1.82%

Ratio of net investment income to average net assets	4.27%	4.52%	4.53%	4.26%	4.59%

Portfolio turnover rate(d)	71%	80%	59%	69%	93%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	129

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Fund
	Institutional Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$5.48	$6.33	$6.35	$6.58	$6.04

Net investment income(a)	0.33	0.35	0.35	0.35	0.36

Net realized and unrealized gain (loss)	0.94	(0.83)	(0.01)	(0.23)	0.54

Total from investment operations	1.27	(0.48)	0.34	0.12	0.90

Distributions to shareholders from net investment income	(0.34)	(0.37)	(0.36)	(0.35)	(0.36)

Distributions to shareholders from return of capital	—	— (b)	—	—	—

Total distributions	(0.34)	(0.37)	(0.36)	(0.35)	(0.36)

Net asset value, end of year	$6.41	$5.48	$6.33	$6.35	$6.58

Total return(c)	23.34%	(8.05)%	5.50%	1.72%	15.24%

Net assets, end of year (in 000s)	$295,209	$250,926	$338,503	$2,488,697	$3,410,302

Ratio of net expenses to average net assets	0.75%	0.75%	0.75%	0.73%	0.73%

Ratio of total expenses to average net assets	0.78%	0.77%	0.75%	0.74%	0.73%

Ratio of net investment income to average net assets	5.29%	5.55%	5.52%	5.32%	5.67%

Portfolio turnover rate(d)	71%	80%	59%	69%	93%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

130	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Fund
	Service Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$5.46	$6.31	$6.33	$6.56	$6.02

Net investment income(a)	0.30	0.32	0.32	0.31	0.33

Net realized and unrealized gain (loss)	0.94	(0.84)	(0.02)	(0.23)	0.54

Total from investment operations	1.24	(0.52)	0.30	0.08	0.87

Distributions to shareholders from net investment income	(0.31)	(0.33)	(0.32)	(0.31)	(0.33)

Distributions to shareholders from return of capital	—	— (b)	—	—	—

Total distributions	(0.31)	(0.33)	(0.32)	(0.31)	(0.33)

Net asset value, end of year	$6.39	$5.46	$6.31	$6.33	$6.56

Total return(c)	22.80%	(8.56)%	4.97%	1.20%	14.70%

Net assets, end of year (in 000s)	$8,331	$5,563	$10,858	$11,172	$12,089

Ratio of net expenses to average net assets	1.25%	1.25%	1.25%	1.23%	1.23%

Ratio of total expenses to average net assets	1.28%	1.27%	1.27%	1.24%	1.23%

Ratio of net investment income to average net assets	4.80%	5.05%	5.10%	4.81%	5.17%

Portfolio turnover rate(d)	71%	80%	59%	69%	93%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	131

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Fund
	Investor Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$5.48	$6.33	$6.35	$6.58	$6.03

Net investment income(a)	0.33	0.35	0.35	0.34	0.36

Net realized and unrealized gain (loss)	0.93	(0.83)	(0.02)	(0.23)	0.55

Total from investment operations	1.26	(0.48)	0.33	0.11	0.91

Distributions to shareholders from net investment income	(0.34)	(0.37)	(0.35)	(0.34)	(0.36)

Distributions to shareholders from return of capital	—	— (b)	—	—	—

Total distributions	(0.34)	(0.37)	(0.35)	(0.34)	(0.36)

Net asset value, end of year	$6.40	$5.48	$6.33	$6.35	$6.58

Total return(c)	23.34%	(8.25)%	5.46%	1.65%	15.33%

Net assets, end of year (in 000s)	$14,217	$13,268	$18,830	$25,259	$33,482

Ratio of net expenses to average net assets	0.78%	0.78%	0.79%	0.80%	0.82%

Ratio of total expenses to average net assets	0.86%	0.86%	0.86%	0.83%	0.82%

Ratio of net investment income to average net assets	5.29%	5.52%	5.56%	5.25%	5.64%

Portfolio turnover rate(d)	71%	80%	59%	69%	93%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

132	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Fund
	Class R6 Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$5.49	$6.34	$6.36	$6.59	$6.05

Net investment income(a)	0.33	0.35	0.35	0.35	0.36

Net realized and unrealized gain (loss)	0.94	(0.83)	(0.01)	(0.23)	0.54

Total from investment operations	1.27	(0.48)	0.34	0.12	0.90

Distributions to shareholders from net investment income	(0.34)	(0.37)	(0.36)	(0.35)	(0.36)

Distributions to shareholders from return of capital	—	— (b)	—	—	—

Total distributions	(0.34)	(0.37)	(0.36)	(0.35)	(0.36)

Net asset value, end of year	$6.42	$5.49	$6.34	$6.36	$6.59

Total return(c)	23.32%	(8.02)%	5.51%	1.74%	15.25%

Net assets, end of year (in 000s)	$41,825	$49,791	$81,751	$244,099	$202,273

Ratio of net expenses to average net assets	0.74%	0.74%	0.74%	0.71%	0.71%

Ratio of total expenses to average net assets	0.77%	0.76%	0.75%	0.71%	0.71%

Ratio of net investment income to average net assets	5.31%	5.55%	5.58%	5.33%	5.69%

Portfolio turnover rate(d)	71%	80%	59%	69%	93%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	133

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Fund
	Class R Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$5.47	$6.31	$6.33	$6.56	$6.02

Net investment income(a)	0.30	0.32	0.32	0.31	0.32

Net realized and unrealized gain (loss)	0.92	(0.83)	(0.02)	(0.23)	0.54

Total from investment operations	1.22	(0.51)	0.30	0.08	0.86

Distributions to shareholders from net investment income	(0.31)	(0.33)	(0.32)	(0.31)	(0.32)

Distributions to shareholders from return of capital	—	— (b)	—	—	—

Total distributions	(0.31)	(0.33)	(0.32)	(0.31)	(0.32)

Net asset value, end of year	$6.38	$5.47	$6.31	$6.33	$6.56

Total return(c)	22.57%	(8.58)%	4.93%	1.13%	14.60%

Net assets, end of year (in 000s)	$6,089	$9,899	$12,560	$14,068	$14,817

Ratio of net expenses to average net assets	1.28%	1.28%	1.29%	1.30%	1.32%

Ratio of total expenses to average net assets	1.36%	1.36%	1.36%	1.33%	1.32%

Ratio of net investment income to average net assets	4.84%	5.01%	5.06%	4.74%	5.08%

Portfolio turnover rate(d)	71%	80%	59%	69%	93%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

134	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Fund
	Class P Shares
	Year Ended March 31,		Period Ended March 31, 2019(a)
	2021	2020
Per Share Data

Net asset value, beginning of period	$5.48	$6.33	$6.42

Net investment income(b)	0.33	0.35	0.33

Net realized and unrealized gain (loss)	0.94	(0.83)	(0.08)

Total from investment operations	1.27	(0.48)	0.25

Distributions to shareholders from net investment income	(0.34)	(0.37)	(0.34)

Distributions to shareholders from return of capital	—	— (c)	—

Total distributions	(0.34)	(0.37)	(0.34)

Net asset value, end of period	$6.41	$5.48	$6.33

Total return(d)	23.35%	(8.04)%	4.00%

Net assets, end of period (in 000s)	$1,575,340	$1,331,465	$1,604,685

Ratio of net expenses to average net assets	0.74%	0.74%	0.74	%(e)

Ratio of total expenses to average net assets	0.77%	0.76%	0.77	%(e)

Ratio of net investment income to average net assets	5.31%	5.55%	5.67	%(e)

Portfolio turnover rate(f)	71%	80%	59%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Rounds to less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	135

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Floating Rate Fund
	Class A Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$7.89	$9.36	$9.65	$9.72	$9.46

Net investment income(a)	0.32	0.45	0.44	0.37	0.37

Net realized and unrealized gain (loss)	1.48	(1.47)	(0.29)	(0.07)	0.26

Total from investment operations	1.80	(1.02)	0.15	0.30	0.63

Distributions to shareholders from net investment income	(0.33)	(0.45)	(0.44)	(0.37)	(0.36)

Distributions to shareholders from return of capital	—	—	—	— (b)	(0.01)

Total distributions	(0.33)	(0.45)	(0.44)	(0.37)	(0.37)

Net asset value, end of year	$9.36	$7.89	$9.36	$9.65	$9.72

Total return(c)	22.96%	(11.44)%	1.57%	3.00%	6.87%

Net assets, end of year (in 000s)	$3,583	$2,788	$3,802	$4,259	$7,030

Ratio of net expenses to average net assets	1.06%	1.04%	0.97%	0.94%	0.95%

Ratio of total expenses to average net assets	1.11%	1.04%	0.97%	0.96%	0.96%

Ratio of net investment income to average net assets	3.62%	4.86%	4.57%	3.83%	3.83%

Portfolio turnover rate(d)	53%	39%	69%	44%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

136	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Floating Rate Fund
	Class C Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$7.89	$9.36	$9.65	$9.72	$9.46

Net investment income(a)	0.26	0.38	0.36	0.30	0.30

Net realized and unrealized gain (loss)	1.47	(1.47)	(0.28)	(0.08)	0.26

Total from investment operations	1.73	(1.09)	0.08	0.22	0.56

Distributions to shareholders from net investment income	(0.26)	(0.38)	(0.37)	(0.29)	(0.29)

Distributions to shareholders from return of capital	—	—	—	— (b)	(0.01)

Total distributions	(0.26)	(0.38)	(0.37)	(0.29)	(0.30)

Net asset value, end of year	$9.36	$7.89	$9.36	$9.65	$9.72

Total return(c)	22.18%	(12.10)%	0.81%	2.23%	6.07%

Net assets, end of year (in 000s)	$578	$673	$1,126	$2,443	$2,610

Ratio of net expenses to average net assets	1.81%	1.79%	1.71%	1.69%	1.70%

Ratio of total expenses to average net assets	1.87%	1.79%	1.72%	1.71%	1.71%

Ratio of net investment income to average net assets	2.93%	4.12%	3.74%	3.06%	3.06%

Portfolio turnover rate(d)	53%	39%	69%	44%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	137

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Floating Rate Fund
	Institutional Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$7.90	$9.36	$9.66	$9.73	$9.47

Net investment income(a)	0.36	0.48	0.43	0.40	0.40

Net realized and unrealized gain (loss)	1.46	(1.45)	(0.26)	(0.07)	0.27

Total from investment operations	1.82	(0.97)	0.17	0.33	0.67

Distributions to shareholders from net investment income	(0.36)	(0.49)	(0.47)	(0.39)	(0.40)

Distributions to shareholders from return of capital	—	—	—	(0.01)	(0.01)

Total distributions	(0.36)	(0.49)	(0.47)	(0.40)	(0.41)

Net asset value, end of year	$9.36	$7.90	$9.36	$9.66	$9.73

Total return(b)	23.34%	(11.03)%	1.81%	3.45%	7.12%

Net assets, end of year (in 000s)	$75,149	$79,977	$89,465	$3,906,449	$3,896,724

Ratio of net expenses to average net assets	0.72%	0.70%	0.61%	0.60%	0.61%

Ratio of total expenses to average net assets	0.76%	0.70%	0.62%	0.62%	0.62%

Ratio of net investment income to average net assets	3.99%	5.16%	4.51%	4.16%	4.16%

Portfolio turnover rate(c)	53%	39%	69%	44%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

138	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Floating Rate Fund
	Investor Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$7.91	$9.38	$9.67	$9.73	$9.48

Net investment income(a)	0.34	0.48	0.45	0.40	0.39

Net realized and unrealized gain (loss)	1.48	(1.47)	(0.28)	(0.07)	0.26

Total from investment operations	1.82	(0.99)	0.17	0.33	0.65

Distributions to shareholders from net investment income	(0.35)	(0.48)	(0.46)	(0.39)	(0.39)

Distributions to shareholders from return of capital	—	—	—	— (b)	(0.01)

Total distributions	(0.35)	(0.48)	(0.46)	(0.39)	(0.40)

Net asset value, end of year	$9.38	$7.91	$9.38	$9.67	$9.73

Total return(c)	23.35%	(11.18)%	1.83%	3.36%	7.02%

Net assets, end of year (in 000s)	$3,825	$705	$1,431	$5,599	$4,125

Ratio of net expenses to average net assets	0.80%	0.78%	0.71%	0.69%	0.70%

Ratio of total expenses to average net assets	0.84%	0.78%	0.72%	0.70%	0.71%

Ratio of net investment income to average net assets	3.74%	5.14%	4.69%	4.07%	4.00%

Portfolio turnover rate(d)	53%	39%	69%	44%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	139

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Floating Rate Fund
	Class R6 Shares
	Year Ended March 31,			Period Ended March 31, 2018(a)
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$7.90	$9.37	$9.67	$9.69

Net investment income(b)	0.33	0.49	0.45	0.13

Net realized and unrealized gain (loss)	1.49	(1.47)	(0.28)	(0.02)

Total from investment operations	1.82	(0.98)	0.17	0.11

Distributions to shareholders from net investment income	(0.36)	(0.49)	(0.47)	(0.13)

Distributions to shareholders from return of capital	—	—	—	—	(c)

Total distributions	(0.36)	(0.49)	(0.47)	(0.13)

Net asset value, end of period	$9.36	$7.90	$9.37	$9.67

Total return(d)	23.35%	(11.11)%	1.82%	1.17%

Net assets, end of period (in 000s)	$143,999	$24,486	$26,552	$210,985

Ratio of net expenses to average net assets	0.70%	0.69%	0.60%	0.58	%(e)

Ratio of total expenses to average net assets	0.75%	0.69%	0.61%	0.59	%(e)

Ratio of net investment income to average net assets	3.59%	5.20%	4.69%	4.12	%(e)

Portfolio turnover rate(f)	53%	39%	69%	44%

(a)	Commenced operations on November 30, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

140	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs High Yield Floating Rate Fund
	Class R Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$7.89	$9.36	$9.65	$9.73	$9.46

Net investment income(a)	0.30	0.44	0.42	0.34	0.35

Net realized and unrealized gain (loss)	1.47	(1.48)	(0.30)	(0.08)	0.27

Total from investment operations	1.77	(1.04)	0.12	0.26	0.62

Distributions to shareholders from net investment income	(0.31)	(0.43)	(0.41)	(0.34)	(0.34)

Distributions to shareholders from return of capital	—	—	—	— (b)	(0.01)

Total distributions	(0.31)	(0.43)	(0.41)	(0.34)	(0.35)

Net asset value, end of year	$9.35	$7.89	$9.36	$9.65	$9.73

Total return(c)	22.69%	(11.64)%	1.31%	2.74%	6.61%

Net assets, end of year (in 000s)	$13	$11	$100	$79	$12

Ratio of net expenses to average net assets	1.29%	1.27%	1.22%	1.19%	1.19%

Ratio of total expenses to average net assets	1.34%	1.27%	1.23%	1.21%	1.20%

Ratio of net investment income to average net assets	3.38%	4.75%	4.40%	3.54%	3.59%

Portfolio turnover rate(d)	53%	39%	69%	44%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	141

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs High Yield Floating Rate Fund
	Class P Shares
	Year Ended March 31,		Period Ended March 31, 2019(a)
	2021	2020
Per Share Data

Net asset value, beginning of period	$7.91	$9.37	$9.69

Net investment income(b)	0.35	0.49	0.45

Net realized and unrealized gain (loss)	1.47	(1.46)	(0.33)

Total from investment operations	1.82	(0.97)	0.12

Distributions to shareholders from net investment income	(0.36)	(0.49)	(0.44)

Net asset value, end of period	$9.37	$7.91	$9.37

Total return(c)	23.49%	(11.11)%	1.32%

Net assets, end of period (in 000s)	$1,681,575	$1,132,605	$2,215,089

Ratio of net expenses to average net assets	0.71%	0.69%	0.62	%(d)

Ratio of total expenses to average net assets	0.76%	0.69%	0.63	%(d)

Ratio of net investment income to average net assets	3.94%	5.22%	5.04	%(d)

Portfolio turnover rate(e)	53%	39%	69%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

142	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Investment Grade Credit Fund
	Class A Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$8.96	$9.16	$9.01	$9.06	$9.08

Net investment income(a)	0.24	0.27	0.28	0.26	0.27

Net realized and unrealized gain (loss)	0.77	(0.06)	0.16	(0.05)	(0.02)

Total from investment operations	1.01	0.21	0.44	0.21	0.25

Distributions to shareholders from net investment income	(0.25)	(0.29)	(0.29)	(0.26)	(0.27)

Distributions to shareholders from net realized gains	(0.13)	(0.12)	—	—	—

Total distributions	(0.38)	(0.41)	(0.29)	(0.26)	(0.27)

Net asset value, end of year	$9.59	$8.96	$9.16	$9.01	$9.06

Total return(b)	11.23%	1.98%	5.14%	2.34%	2.75%

Net assets, end of year (in 000s)	$9,743	$9,832	$7,895	$10,198	$32,514

Ratio of net expenses to average net assets	0.72%	0.72%	0.72%	0.72%	0.72%

Ratio of total expenses to average net assets	0.79%	0.81%	0.84%	0.84%	0.87%

Ratio of net investment income to average net assets	2.40%	2.86%	3.19%	2.85%	2.93%

Portfolio turnover rate(c)	69%	76%	82%	82%	63%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	143

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Investment Grade Credit Fund
	Institutional Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$8.96	$9.17	$9.01	$9.06	$9.08

Net investment income(a)	0.27	0.30	0.31	0.29	0.30

Net realized and unrealized gain (loss)	0.78	(0.07)	0.17	(0.04)	(0.02)

Total from investment operations	1.05	0.23	0.48	0.25	0.28

Distributions to shareholders from net investment income	(0.29)	(0.32)	(0.32)	(0.30)	(0.30)

Distributions to shareholders from net realized gains	(0.13)	(0.12)	—	—	—

Total distributions	(0.42)	(0.44)	(0.32)	(0.30)	(0.30)

Net asset value, end of year	$9.59	$8.96	$9.17	$9.01	$9.06

Total return(b)	11.47%	2.44%	5.50%	2.69%	3.10%

Net assets, end of year (in 000s)	$123,553	$51,976	$40,548	$163,229	$142,218

Ratio of net expenses to average net assets	0.38%	0.38%	0.38%	0.38%	0.38%

Ratio of total expenses to average net assets	0.45%	0.47%	0.48%	0.48%	0.53%

Ratio of net investment income to average net assets	2.69%	3.19%	3.49%	3.18%	3.28%

Portfolio turnover rate(c)	69%	76%	82%	82%	63%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

144	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Investment Grade Credit Fund
	Separate Account Institutional Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$8.97	$9.17	$9.02	$9.07	$9.09

Net investment income(a)	0.27	0.31	0.31	0.29	0.30

Net realized and unrealized gain (loss)	0.78	(0.07)	0.16	(0.04)	(0.02)

Total from investment operations	1.05	0.24	0.47	0.25	0.28

Distributions to shareholders from net investment income	(0.29)	(0.32)	(0.32)	(0.30)	(0.30)

Distributions to shareholders from net realized gains	(0.13)	(0.12)	—	—	—

Total distributions	(0.42)	(0.44)	(0.32)	(0.30)	(0.30)

Net asset value, end of year	$9.60	$8.97	$9.17	$9.02	$9.07

Total return(b)	11.60%	2.45%	5.39%	2.69%	3.10%

Net assets, end of year (in 000s)	$176,606	$226,962	$228,692	$233,908	$249,971

Ratio of net expenses to average net assets	0.37%	0.37%	0.37%	0.38%	0.38%

Ratio of total expenses to average net assets	0.45%	0.46%	0.49%	0.48%	0.53%

Ratio of net investment income to average net assets	2.75%	3.21%	3.55%	3.19%	3.28%

Portfolio turnover rate(c)	69%	76%	82%	82%	63%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	145

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Investment Grade Credit Fund
	Investor Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$8.96	$9.17	$9.02	$9.07	$9.09

Net investment income(a)	0.26	0.30	0.31	0.28	0.29

Net realized and unrealized gain (loss)	0.78	(0.07)	0.15	(0.04)	(0.02)

Total from investment operations	1.04	0.23	0.46	0.24	0.27

Distributions to shareholders from net investment income	(0.28)	(0.32)	(0.31)	(0.29)	(0.29)

Distributions to shareholders from net realized gains	(0.13)	(0.12)	—	—	—

Total distributions	(0.41)	(0.44)	(0.31)	(0.29)	(0.29)

Net asset value, end of year	$9.59	$8.96	$9.17	$9.02	$9.07

Total return(b)	11.38%	2.35%	5.28%	2.60%	3.01%

Net assets, end of year (in 000s)	$5,364	$4,628	$3,164	$4,600	$4,062

Ratio of net expenses to average net assets	0.46%	0.47%	0.47%	0.47%	0.47%

Ratio of total expenses to average net assets	0.54%	0.56%	0.58%	0.57%	0.61%

Ratio of net investment income to average net assets	2.63%	3.10%	3.45%	3.10%	3.18%

Portfolio turnover rate(c)	69%	76%	82%	82%	63%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

146	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Investment Grade Credit Fund
	Class R6 Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$8.96	$9.17	$9.02	$9.07	$9.08

Net investment income(a)	0.27	0.31	0.33	0.29	0.30

Net realized and unrealized gain (loss)	0.78	(0.08)	0.14	(0.04)	(0.01)

Total from investment operations	1.05	0.23	0.47	0.25	0.29

Distributions to shareholders from net investment income	(0.29)	(0.32)	(0.32)	(0.30)	(0.30)

Distributions to shareholders from net realized gains	(0.13)	(0.12)	—	—	—

Total distributions	(0.42)	(0.44)	(0.32)	(0.30)	(0.30)

Net asset value, end of year	$9.59	$8.96	$9.17	$9.02	$9.07

Total return(b)	11.48%	2.45%	5.39%	2.70%	3.23%

Net assets, end of year (in 000s)	$1,228	$978	$675	$17	$12

Ratio of net expenses to average net assets	0.37%	0.37%	0.37%	0.37%	0.38%

Ratio of total expenses to average net assets	0.45%	0.46%	0.54%	0.46%	0.51%

Ratio of net investment income to average net assets	2.74%	3.20%	3.63%	3.20%	3.28%

Portfolio turnover rate(c)	69%	76%	82%	82%	63%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	147

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Investment Grade Credit Fund
	Class P Shares
	Year Ended March 31,		Period Ended March 31, 2019(a)
	2021	2020
Per Share Data

Net asset value, beginning of period	$8.96	$9.16	$8.93

Net investment income(b)	0.27	0.31	0.30

Net realized and unrealized gain (loss)	0.78	(0.07)	0.23

Total from investment operations	1.05	0.24	0.53

Distributions to shareholders from net investment income	(0.29)	(0.32)	(0.30)

Distributions to shareholders from net realized gains	(0.13)	(0.12)	—

Total distributions	(0.42)	(0.44)	(0.30)

Net asset value, end of period	$9.59	$8.96	$9.16

Total return(c)	11.61%	2.45%	6.12%

Net assets, end of period (in 000s)	$156,039	$189,611	$196,668

Ratio of net expenses to average net assets	0.37%	0.37%	0.37	%(d)

Ratio of total expenses to average net assets	0.45%	0.46%	0.51	%(d)

Ratio of net investment income to average net assets	2.73%	3.22%	3.57	%(d)

Portfolio turnover rate(e)	69%	76%	82%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

148	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Local Emerging Markets Debt Fund
	Class A Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$4.98	$5.76	$6.89	$6.38	$6.36

Net investment income(a)	0.20	0.24	0.34	0.36	0.33

Net realized and unrealized gain (loss)	0.58	(0.79)	(1.17)	0.52	0.04

Total from investment operations	0.78	(0.55)	(0.83)	0.88	0.37

Distributions to shareholders from net investment income	—	— (b)	—	—	—

Distributions to shareholders from return of capital	(0.20)	(0.23)	(0.30)	(0.37)	(0.35)

Total distributions	(0.20)	(0.23)	(0.30)	(0.37)	(0.35)

Net asset value, end of year	$5.56	$4.98	$5.76	$6.89	$6.38

Total return(c)	15.65%	(10.05)%	(12.08)%	13.93%	6.21%

Net assets, end of year (in 000s)	$4,795	$4,808	$5,465	$8,880	$11,295

Ratio of net expenses to average net assets	1.21%	1.23%	1.21%	1.22%	1.24%

Ratio of total expenses to average net assets	1.84%	1.63%	1.53%	1.44%	1.48%

Ratio of net investment income to average net assets	3.56%	4.13%	5.75%	5.47%	5.17%

Portfolio turnover rate(d)	111%	84%	117%	112%	111%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	149

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Local Emerging Markets Debt Fund
	Class C Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$4.98	$5.75	$6.88	$6.38	$6.37

Net investment income(a)	0.16	0.20	0.29	0.32	0.27

Net realized and unrealized gain (loss)	0.57	(0.78)	(1.17)	0.50	0.04

Total from investment operations	0.73	(0.58)	(0.88)	0.82	0.31

Distributions to shareholders from net investment income	—	— (b)	—	—	—

Distributions to shareholders from return of capital	(0.16)	(0.19)	(0.25)	(0.32)	(0.30)

Total distributions	(0.16)	(0.19)	(0.25)	(0.32)	(0.30)

Net asset value, end of year	$5.55	$4.98	$5.75	$6.88	$6.38

Total return(c)	15.02%	(10.74)%	(12.76)%	13.10%	5.08%

Net assets, end of year (in 000s)	$2,055	$2,526	$4,457	$7,115	$6,202

Ratio of net expenses to average net assets	1.96%	1.98%	1.96%	1.96%	1.98%

Ratio of total expenses to average net assets	2.58%	2.38%	2.27%	2.18%	2.21%

Ratio of net investment income to average net assets	2.82%	3.44%	4.99%	4.77%	4.27%

Portfolio turnover rate(d)	111%	84%	117%	112%	111%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

150	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Local Emerging Markets Debt Fund
	Institutional Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$4.97	$5.74	$6.87	$6.37	$6.36

Net investment income(a)	0.22	0.26	0.38	0.38	0.34

Net realized and unrealized gain (loss)	0.57	(0.78)	(1.20)	0.50	0.04

Total from investment operations	0.79	(0.52)	(0.82)	0.88	0.38

Distributions to shareholders from net investment income	—	— (b)	—	—	—

Distributions to shareholders from return of capital	(0.22)	(0.25)	(0.31)	(0.38)	(0.37)

Total distributions	(0.22)	(0.25)	(0.31)	(0.38)	(0.37)

Net asset value, end of year	$5.54	$4.97	$5.74	$6.87	$6.37

Total return(c)	16.26%	(9.82)%	(11.86)%	14.29%	6.20%

Net assets, end of year (in 000s)	$11,320	$16,667	$32,419	$245,127	$332,212

Ratio of net expenses to average net assets	0.91%	0.93%	0.91%	0.92%	0.91%

Ratio of total expenses to average net assets	1.51%	1.29%	1.10%	1.10%	1.12%

Ratio of net investment income to average net assets	3.86%	4.48%	6.33%	5.80%	5.35%

Portfolio turnover rate(d)	111%	84%	117%	112%	111%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	151

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Local Emerging Markets Debt Fund
	Investor Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$4.97	$5.74	$6.87	$6.37	$6.35

Net investment income(a)	0.21	0.26	0.35	0.38	0.33

Net realized and unrealized gain (loss)	0.58	(0.79)	(1.17)	0.50	0.06

Total from investment operations	0.79	(0.53)	(0.82)	0.88	0.39

Distributions to shareholders from net investment income	—	— (b)	—	—	—

Distributions to shareholders from return of capital	(0.21)	(0.24)	(0.31)	(0.38)	(0.37)

Total distributions	(0.21)	(0.24)	(0.31)	(0.38)	(0.37)

Net asset value, end of year	$5.55	$4.97	$5.74	$6.87	$6.37

Total return(c)	15.97%	(9.69)%	(11.91)%	14.24%	6.30%

Net assets, end of year (in 000s)	$4,781	$5,557	$6,057	$10,263	$5,489

Ratio of net expenses to average net assets	0.96%	0.98%	0.96%	0.97%	0.98%

Ratio of total expenses to average net assets	1.60%	1.38%	1.25%	1.16%	1.21%

Ratio of net investment income to average net assets	3.80%	4.35%	6.03%	5.78%	5.28%

Portfolio turnover rate(d)	111%	84%	117%	112%	111%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Rounds to less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

152	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Local Emerging Markets Debt Fund
	Class R6 Shares
	Year Ended March 31,			Period Ended March 31, 2018(a)
	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$4.97	$5.74	$6.87	$6.48

Net investment income(b)	0.22	0.27	0.34	0.14

Net realized and unrealized gain (loss)	0.58	(0.79)	(1.16)	0.37

Total from investment operations	0.80	(0.52)	(0.82)	0.51

Distributions to shareholders from net investment income	—	— (c)	—	—

Distributions to shareholders from return of capital	(0.22)	(0.25)	(0.31)	(0.12)

Total distributions	(0.22)	(0.25)	(0.31)	(0.12)

Net asset value, end of period	$5.55	$4.97	$5.74	$6.87

Total return(d)	16.27%	(9.82)%	(11.86)%	7.88%

Net assets, end of period (in 000s)	$24,800	$30,325	$92,937	$56,354

Ratio of net expenses to average net assets	0.90%	0.91%	0.90%	0.90	%(e)

Ratio of total expenses to average net assets	1.48%	1.28%	1.18%	0.87	%(e)

Ratio of net investment income to average net assets	3.87%	4.60%	5.91%	6.04	%(e)

Portfolio turnover rate(f)	111%	84%	117%	112%

(a)	Commenced operations on November 30, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Rounds to less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	153

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Local Emerging Markets Debt Fund
	Class P Shares
	Year Ended March 31,		Period Ended March 31, 2019(a)
	2021	2020
Per Share Data

Net asset value, beginning of period	$4.97	$5.74	$6.75

Net investment income(b)	0.22	0.26	0.31

Net realized and unrealized gain (loss)	0.58	(0.78)	(1.03)

Total from investment operations	0.80	(0.52)	(0.72)

Distributions to shareholders from net investment income	—	— (c)	—

Distributions to shareholders from return of capital	(0.22)	(0.25)	(0.29)

Total distributions	(0.22)	(0.25)	(0.29)

Net asset value, end of period	$5.55	$4.97	$5.74

Total return(d)	16.27%	(9.82)%	(10.66)%

Net assets, end of period (in 000s)	$29,194	$30,957	$52,263

Ratio of net expenses to average net assets	0.90%	0.92%	0.90	%(e)

Ratio of total expenses to average net assets	1.50%	1.28%	1.24	%(e)

Ratio of net investment income to average net assets	3.87%	4.48%	5.75	%(e)

Portfolio turnover rate(f)	111%	84%	117%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Rounds to less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

154	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Mortgages Fund
	Class A Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.55	$10.29	$10.21	$10.45	$10.68

Net investment income(a)	0.12	0.19	0.24	0.15	0.12

Net realized and unrealized gain (loss)	0.16	0.36	0.12	(0.16)	(0.11)

Total from investment operations	0.28	0.55	0.36	(0.01)	0.01

Distributions to shareholders from net investment income	(0.27)	(0.28)	(0.28)	(0.23)	(0.24)

Distributions to shareholders from return of capital	—	(0.01)	—	— (b)	—

Total distributions	(0.27)	(0.29)	(0.28)	(0.23)	(0.24)

Net asset value, end of year	$10.56	$10.55	$10.29	$10.21	$10.45

Total return(c)	2.54%	5.41%	3.60%	(0.10)%	0.10%

Net assets, end of year (in 000s)	$38,327	$30,384	$31,394	$24,967	$47,235

Ratio of net expenses to average net assets	0.78%	0.79%	0.78%	0.77%	0.77%

Ratio of total expenses to average net assets	0.81%	0.85%	0.86%	0.87%	0.93%

Ratio of net investment income to average net assets	1.08%	1.82%	2.37%	1.40%	1.10%

Portfolio turnover rate(d)	1,027%	1,233%	963%	1,149%	863%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	155

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Mortgages Fund
	Institutional Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.58	$10.32	$10.23	$10.47	$10.71

Net investment income(a)	0.16	0.21	0.27	0.19	0.15

Net realized and unrealized gain (loss)	0.14	0.38	0.14	(0.16)	(0.11)

Total from investment operations	0.30	0.59	0.41	0.03	0.04

Distributions to shareholders from net investment income	(0.30)	(0.32)	(0.32)	(0.27)	(0.28)

Distributions to shareholders from return of capital	—	(0.01)	—	— (b)	—

Total distributions	(0.30)	(0.33)	(0.32)	(0.27)	(0.28)

Net asset value, end of year	$10.58	$10.58	$10.32	$10.23	$10.47

Total return(c)	2.88%	5.75%	4.05%	0.24%	0.35%

Net assets, end of year (in 000s)	$89,598	$52,878	$34,027	$80,298	$63,035

Ratio of net expenses to average net assets	0.45%	0.45%	0.44%	0.43%	0.43%

Ratio of total expenses to average net assets	0.48%	0.51%	0.51%	0.52%	0.59%

Ratio of net investment income to average net assets	1.48%	1.98%	2.68%	1.78%	1.45%

Portfolio turnover rate(d)	1,027%	1,233%	963%	1,149%	863%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

156	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Mortgages Fund
	Separate Account Institutional Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.55	$10.30	$10.21	$10.45	$10.69

Net investment income(a)	0.15	0.22	0.28	0.18	0.15

Net realized and unrealized gain (loss)	0.17	0.36	0.13	(0.15)	(0.11)

Total from investment operations	0.32	0.58	0.41	0.03	0.04

Distributions to shareholders from net investment income	(0.31)	(0.32)	(0.32)	(0.27)	(0.28)

Distributions to shareholders from return of capital	—	(0.01)	—	— (b)	—

Total distributions	(0.31)	(0.33)	(0.32)	(0.27)	(0.28)

Net asset value, end of year	$10.56	$10.55	$10.30	$10.21	$10.45

Total return(c)	2.99%	5.67%	4.07%	0.24%	0.35%

Net assets, end of year (in 000s)	$150,887	$207,621	$215,647	$221,303	$217,648

Ratio of net expenses to average net assets	0.44%	0.44%	0.44%	0.43%	0.43%

Ratio of total expenses to average net assets	0.47%	0.49%	0.51%	0.52%	0.59%

Ratio of net investment income to average net assets	1.44%	2.13%	2.77%	1.77%	1.45%

Portfolio turnover rate(d)	1,027%	1,233%	963%	1,149%	863%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	157

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Mortgages Fund
	Investor Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.58	$10.32	$10.23	$10.47	$10.71

Net investment income(a)	0.16	0.22	0.27	0.18	0.13

Net realized and unrealized gain (loss)	0.14	0.36	0.13	(0.16)	(0.10)

Total from investment operations	0.30	0.58	0.40	0.02	0.03

Distributions to shareholders from net investment income	(0.30)	(0.31)	(0.31)	(0.26)	(0.27)

Distributions to shareholders from return of capital	—	(0.01)	—	— (b)	—

Total distributions	(0.30)	(0.32)	(0.31)	(0.26)	(0.27)

Net asset value, end of year	$10.58	$10.58	$10.32	$10.23	$10.47

Total return(c)	2.79%	5.66%	3.96%	0.15%	0.25%

Net assets, end of year (in 000s)	$57,023	$114,242	$152,715	$154,957	$143,018

Ratio of net expenses to average net assets	0.53%	0.54%	0.54%	0.52%	0.50%

Ratio of total expenses to average net assets	0.57%	0.59%	0.61%	0.61%	0.62%

Ratio of net investment income to average net assets	1.47%	2.09%	2.67%	1.68%	1.26%

Portfolio turnover rate(d)	1,027%	1,233%	963%	1,149%	863%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

158	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Mortgages Fund
	Class R6 Shares
	Year Ended March 31,
	2021	2020	2019	2018	2017
Per Share Data

Net asset value, beginning of year	$10.58	$10.32	$10.23	$10.48	$10.71

Net investment income(a)	0.17	0.22	0.29	0.19	0.19

Net realized and unrealized gain (loss)	0.14	0.37	0.12	(0.17)	(0.14)

Total from investment operations	0.31	0.59	0.41	0.02	0.05

Distributions to shareholders from net investment income	(0.31)	(0.32)	(0.32)	(0.27)	(0.28)

Distributions to shareholders from return of capital	—	(0.01)	—	— (b)	—

Total distributions	(0.31)	(0.33)	(0.32)	(0.27)	(0.28)

Net asset value, end of year	$10.58	$10.58	$10.32	$10.23	$10.48

Total return(c)	2.89%	5.77%	4.06%	0.16%	0.46%

Net assets, end of year (in 000s)	$8,245	$20,349	$14,387	$5,104	$2,606

Ratio of net expenses to average net assets	0.44%	0.44%	0.44%	0.42%	0.41%

Ratio of total expenses to average net assets	0.49%	0.50%	0.52%	0.51%	0.53%

Ratio of net investment income to average net assets	1.55%	2.11%	2.88%	1.80%	1.79%

Portfolio turnover rate(d)	1,027%	1,233%	963%	1,149%	863%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	159

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Mortgages Fund
	Class P Shares
	Year Ended March 31,		Period Ended March 31, 2019(a)
	2021	2020
Per Share Data

Net asset value, beginning of period	$10.58	$10.32	$10.16

Net investment income(b)	0.14	0.23	0.28

Net realized and unrealized gain	0.17	0.36	0.18

Total from investment operations	0.31	0.59	0.46

Distributions to shareholders from net investment income	(0.31)	(0.32)	(0.30)

Distributions to shareholders from return of capital	—	(0.01)	—

Total distributions	(0.31)	(0.33)	(0.30)

Net asset value, end of period	$10.58	$10.58	$10.32

Total return(c)	2.89%	5.77%	4.57%

Net assets, end of period (in 000s)	$12,382	$4,971	$8,575

Ratio of net expenses to average net assets	0.44%	0.44%	0.44	%(d)

Ratio of total expenses to average net assets	0.46%	0.49%	0.52	%(d)

Ratio of net investment income to average net assets	1.30%	2.17%	2.89	%(d)

Portfolio turnover rate(e)	1,027%	1,233%	963%

(a)	Commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

160	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements

March 31, 2021

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Local Emerging Markets Debt	A, C, Institutional, Investor, R6 and P	Non-diversified
High Yield	A, C, Institutional, Service, Investor, R6, R and P	Diversified
High Yield Floating Rate	A, C, Institutional, Investor, R6, R and P	Diversified
Emerging Markets Debt	A, C, Institutional, Investor, R6 and P	Diversified
Investment Grade Credit, U.S. Mortgages	A, Institutional, Separate Account Institutional, Investor, R6 and P	Diversified

Class A Shares of the Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds are sold with a front-end sales charge of up to 4.50%, 4.50%, 2.25%, 3.75%, 4.50% and 3.75%, respectively. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Separate Account Institutional, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

161

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Redemption Fees — Prior to March 16, 2020, a 2% redemption fee was imposed for the redemption of shares (including by exchange) held for 60 calendar days or less with respect to the High Yield Fund and 30 calendar days or less with respect to the Emerging Markets Debt and Local Emerging Markets Debt Funds. For this purpose, the Funds used a first-in first-out method so that shares held longest would be treated as being redeemed first and shares held shortest would be treated as being redeemed last. Redemption fees were reimbursed to a Fund and were reflected as a reduction in share redemptions. Redemption fees were credited to Paid-in Capital and were allocated to each share class of a Fund on a pro-rata basis. Effective March 16, 2020 such redemption fees are no longer imposed.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Emerging Markets Debt	Daily/Monthly	Annually
High Yield	Daily/Monthly	Annually
High Yield Floating Rate	Daily/Monthly	Annually
Investment Grade Credit	Daily/Monthly	Annually
Local Emerging Markets Debt	Daily/Monthly	Annually
U.S. Mortgages	Daily/Monthly	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

162

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Fair Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair

163

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

The High Yield Floating Rate Fund may also enter into certain credit arrangements, all or a portion of which may be unfunded. Unfunded loan commitments represent the remaining obligation of a Fund to the borrower. A Fund is obligated to fund these commitments at the borrower’s discretion. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit of a loan. All loans and unfunded loan commitments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. Loans, including unfunded loan commitments, are marked to market daily using pricing vendor quotations and the change in value, if any, is recorded as an unrealized gain or loss.

ii.  Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

iii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iv.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the

164

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

v.  Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced instrument (notional amount multiplied by price of the referenced instrument) and record a realized gain or loss. Structured notes that are exchange traded are generally classified as Level 1 of the fair value hierarchy.

vi.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

vii.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on other investments. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

165

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

A non-deliverable bond forward is a short term forward contract between two parties to buy or sell a bond denominated in a non-deliverable foreign currency at a specified future time and price. Non-deliverable bond forwards are marked-to-market daily using market quotations. Unrealized gains or losses on non-deliverable bond forwards are recorded by a Fund on a daily basis, and realized gains or losses are recorded on the termination date or sale of a contract.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

166

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A total return swap is an agreement that gives a Fund the right to receive or pay the appreciation or depreciation, as applicable, in the value of a specified security, an index, a basket of securities or indices or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

Secured Borrowings — Secured borrowings are valued at their contractual amounts, which approximate fair value, and are generally classified as Level 2 of the fair value hierarchy.

i.  Reverse Repurchase Agreements — Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase the securities at a mutually agreed upon date and net price (including interest), under the terms of a Master Repurchase Agreement (“MRA”). The gross value of reverse repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

When a Fund enters into a reverse repurchase agreement, it is required to deliver securities as collateral to the counterparty that exceed the value of the reverse repurchase agreement. During the term of a reverse repurchase agreement, the value of the underlying securities pledged as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the reverse repurchase agreement, including accrued interest. If the value of those securities pledged as collateral, including accrued interest, becomes less than the value of the reverse repurchase agreement, including accrued interest, a Fund will be obligated to deliver additional collateral to the buyer. If the buyer defaults on its commitment to sell back the securities, a Fund could suffer a loss to the extent that the amount borrowed is less than the replacement cost of similar securities and the Fund’s costs associated with delay and enforcement of the reverse repurchase agreement. In addition, in the event of default or insolvency of the buyer, a court could determine that the Fund’s interest in the amount borrowed is not enforceable, resulting in additional losses to a Fund.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV.
To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

167

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of March 31, 2021:

EMERGING MARKETS DEBT

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Sovereign Debt Obligations	$—	$795,081,946	$—

Corporate Obligations	—	324,255,226	—

Structured Notes	—	9,035,787	—

Investment Company	70,788,766	—	—

Total	$70,788,766	$1,128,372,959	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$14,200,450	$—

Interest Rate Swap Contracts(a)	—	2,984,385	—

Credit Default Swap Contracts(a)	—	3,135,334	—

Options Purchased	—	227,414	—

Total	$—	$20,547,583	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(8,140,685)	$—

Futures Contracts(a)	(4,998,762)	—	—

Interest Rate Swap Contracts(a)	—	(939,044)	—

Credit Default Swap Contracts(a)	—	(1,106,228)	—

Written option contracts	—	(1,176,234)	—

Total	$(4,998,762)	$(11,362,191)	$—

HIGH YIELD

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Bank Loans	$—	$26,247,294	$—

Corporate Obligations	—	1,888,112,024	—

Common Stock and/or Other Equity Investments

North America	3,101,241	4,315,525	—

Warrants	—	24,455	—

Investment Company	72,950,280	—	—

Exchange Traded Funds	17,345,339	—	—

Securities Lending Reinvestment Vehicle	33,937,193	—	—

Total	$127,334,053	$1,918,699,298	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

168

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

HIGH YIELD (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets(a)

Forward Foreign Currency Exchange Contracts	$—	$937,596	$—

Futures Contracts	639,907	—	—

Credit Default Swap Contracts	—	2,251,893	—

Total Return Swap Contracts	—	304,318	—

Total	$639,907	$3,493,807	$—

Liabilities(a)

Forward Foreign Currency Exchange Contracts	$—	$(38,300)	$—

Futures Contracts	(3,669,947)	—	—

Credit Default Swap Contracts	—	(428,488)

Total	$(3,669,947)	$(466,788)	$—

HIGH YIELD FLOATING RATE

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Bank Loans	$—	$1,635,925,661	$4,360,429

Corporate Obligations	—	116,959,569	—

Asset-Backed Securities	—	24,412,296	—

Common Stock and/or Other Equity Investments

Europe	—	4,976,775	—

North America	2,488,204	1,029,051	—

Warrants	—	177,986	40,687

Exchange Traded Funds	58,022,525	—	—

Investment Company	220,574,301	—	—

Total	$281,085,030	$1,783,481,338	$4,401,116

Liabilities

Unfunded Loan Commitment(a)	$—	$(10,302)	$—

Derivative Type

Assets(a)

Forward Foreign Currency Exchange Contracts	$—	$1,395,855	$—

Futures Contracts	1,089,809	—	—

Credit Default Swap Contracts	—	132,110	—

Total	$1,089,809	$1,527,965	$—

Liabilities(a)

Forward Foreign Currency Exchange Contracts	$—	$(42,965)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

169

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The following is a reconciliation of Level 3 investments for the fiscal year ended March 31, 2021:

	Bank Loans	Warrant

Beginning Balance as of April 1, 2020	$96,748,223	$40,687

Realized gain (loss)	(145,376)	—

Net change in unrealized gain (loss) relating to instruments still held at reporting date	3,830,768	—

Purchases	4,001,990	—

Sales	(32,909,022)	—

Amortization	132,718	—

Transfers out of Level 3	(67,298,872)	—

Ending Balance as of March 31, 2021	$4,360,429	$40,687

Transfers of the above instruments into or out of Level 3 can be attributable to changes in the availability of valid pricing sources or in the observability of significant inputs used to measure the fair value of those instruments.

INVESTMENT GRADE CREDIT

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$431,371,491	$—

Foreign Debt Obligations	—	22,615,700	—

Municipal Debt Obligations	—	4,720,491	—

U.S. Treasury Obligations	841,750	—	—

Total	$841,750	$458,707,682	$—

Derivative Type

Assets(a)

Forward Foreign Currency Exchange Contracts	$—	$409,696	$—

Futures Contracts	312,927	—	—

Interest Rate Swap Contracts	—	35,223	—

Credit Default Swap Contracts	—	1,057,983	—

Total	$312,927	$1,502,902	$—

Liabilities(a)

Forward Foreign Currency Exchange Contracts	$—	$(158,808)	$—

Futures Contracts	(1,334,961)	—	—

Interest Rate Swap Contracts	—	(41,181)	—

Credit Default Swap Contracts	—	(11,053)	—

Total	$(1,334,961)	$(211,042)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

170

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

LOCAL EMERGING MARKETS DEBT

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Sovereign Debt Obligations	$—	$55,406,200	$—

Corporate Obligations	—	2,761,627	—

Structured Notes	—	6,865,334	—

U.S. Treasury Obligations	102,170	—	—

Investment Company	5,991,605	—	—

Total	$6,093,775	$65,033,161	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$1,475,293	$—

Futures Contracts(a)	283,144	—	—

Interest Rate Swap Contracts(a)	—	747,539	—

Credit Default Swap Contracts(a)	—	79,167	—

Options Purchased	—	27,857	—

Total	$283,144	$2,329,856	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(1,479,130)	$—

Futures Contracts(a)	(295,275)	—	—

Interest Rate Swap Contracts(a)	—	(254,969)	—

Credit Default Swap Contracts(a)	—	(8,178)	—

Written option contracts	—	(156,552)	—

Non-Deliverable Bond Forward Contracts(a)	—	(23,755)	—

Total	$(295,275)	$(1,922,584)	$—

U.S. MORTGAGES

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Mortgage-Backed Obligations	$—	$426,786,193	$—

Asset-Backed Securities	—	26,165,568	—

U.S. Treasury Obligations	46,029,462	—	—

Investment Company	23,061,017	—	—

Total	$69,090,479	$452,951,761	$—

Liabilities

Fixed Income

Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(37,883,496)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

171

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

U.S. MORTGAGES (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets

Futures Contracts(a)	$90,784	$—	$—

Interest Rate Swap Contracts(a)	—	21,970	—

Credit Default Swap Contracts(a)	—	653,969	—

Options Purchased	—	155,218	—

Total	$90,784	$831,157	$—

Liabilities

Futures Contracts(a)	$(7,901)	$—	$—

Interest Rate Swap Contracts(a)	—	(29,633)	—

Credit Default Swap Contracts(a)	—	(539,415)	—

Written option contracts	—	(184,950)	—

Total	$(7,901)	$(753,998)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of March 31, 2021. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

EMERGING MARKETS DEBT
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest	Variation margin on swap contracts	$2,984,385	(a)	Variation margin on futures contracts; Variation margin on swap contracts	$(5,937,806)	(a)
Credit	Variation margin on swap contracts; Receivable for unrealized gain on swap contracts	3,135,334	(a)	Variation margin on swap contracts; Payable for unrealized loss on swap contracts	(1,106,228)	(a)(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts; Purchased options, at value	14,427,864		Payable for unrealized loss on forward foreign currency exchange contracts; Written options, at value	(9,316,919)
Total		$20,547,583			$(16,360,953)
(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $494,731 for the Emerging Markets Debt Fund which represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

172

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

HIGH YIELD
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts	$639,907	(a)	Variation margin on futures contracts	$(3,669,947)	(a)
Credit	Variation margin on swap contracts	2,251,893	(a)	Variation margin on swap contracts	(428,488)	(a)
Equity	Receivable for unrealized gain on swap contracts	304,318	(a)	—	—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	937,596		Payable for unrealized loss on forward foreign currency exchange contracts	(38,300)
Total		$4,133,714			$(4,136,735)

HIGH YIELD FLOATING RATE
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest	Variation margin on futures contracts	$1,089,809	(a)	—	$—
Credit	Variation margin on swap contracts	132,110	(a)	—	—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	1,395,855		Payable for unrealized loss on forward foreign currency exchange contracts	(42,965)
Total		$2,617,774			$(42,965)

INVESTMENT GRADE CREDIT
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest	Variation margin on futures contracts; Variation margin on swap contracts	$348,150	(a)	Variation margin on futures contracts; Variation margin on swap contracts;	$(1,376,142)	(a)
Credit	Variation margin on swap contracts	1,057,983	(a)	Variation margin on swap contracts	(11,053)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	409,696		Payable for unrealized loss on forward foreign currency exchange contracts.	(158,808)
Total		$1,815,829			$(1,546,003)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information section of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

173

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2021

4. INVESTMENTS IN DERIVATIVES (continued)

LOCAL EMERGING MARKETS DEBT
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on swap contracts; Variation margin on futures contracts;	1,030,683	(a)	Payable for unrealized loss on swap contracts; Variation margin on swap contracts; Variation margin on futures Contracts: Payable for unrealized loss on non-deliverable bond forward contracts:	$(573,999)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts; Variation margin on swap contracts	79,167	(a)	Payable for unrealized loss on swap Contracts; Variation margin on swap contracts	(8,178)	(a)(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts: Purchased options, at value	1,503,150		Payable for unrealized loss on forward foreign currency exchange contracts; Written options, at value	(1,635,682)
Total		$2,613,000			$(2,217,859)

U.S. MORTGAGES
Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest	Variation margin on swap contracts; Variation margin on futures contracts; Purchased options, value	$267,972	(a)	Variation margin on swap contracts; Variation margin on futures contracts; Written options, at value	$(222,484)	(a)
Credit	Receivable for unrealized gain on swap contracts	653,969	(a)	Payable for unrealized loss on swap contracts	(539,415)	(a)(b)
Total		$921,941			$(761,899)
(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information section of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $47,678 and 539,415 for the Local Emerging Markets Debt and U.S. Mortgages Funds, which represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2021. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and

174

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

EMERGING MARKETS DEBT
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Interest	Net realized gain (loss) from futures contracts and swap contracts /Net change in unrealized gain (loss) on futures contracts and swap contracts	$6,838,218	$(21,486,071)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(718,547)	10,539,607
Currency	Net realized gain (loss) from forward foreign currency exchange contracts, purchased options and written options contracts /Net change in unrealized gain (loss) on forward foreign currency exchange contracts, purchased options and written options contracts	(9,816,279)	7,240,491
Total		$(3,696,608)	$(3,705,973)

HIGH YIELD
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts	$317,021	$(12,705,013)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	15,282,990	4,906,990
Commodity	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	1,338	304,318
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(2,501,894)	1,213,987
Total		$13,099,455	$(6,279,718)

HIGH YIELD FLOATING RATE
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Interest	Net realized gain (loss) from futures contracts /Net change in unrealized gain (loss) on futures contracts,	$276,458	$1,383,384
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	3,194,738	781,781
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/ Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(3,466,305)	2,198,365
Total		$4,891	$4,363,530

175

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2021

4. INVESTMENTS IN DERIVATIVES (continued)

INVESTMENT GRADE CREDIT
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Interest	Net realized gain (loss) from purchased options contracts, written options contracts, futures contracts and swap contracts /Net change in unrealized gain (loss) on written options contracts, futures contracts and swap contracts	$(7,081,558)	$(1,381,051)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	543,439	3,618,049
Equity	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	320,081	—
Currency	Net realized gain (loss) forward foreign currency exchange contracts /Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(1,940,847)	340,495
Total		$(8,158,885)	$2,577,493

LOCAL EMERGING MARKETS DEBT
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Interest rate	Net realized gain (loss) on futures contracts, non-deliverable bond forward contracts and swap contracts /Net change in unrealized gain (loss) on futures contracts, non-deliverable bond forward contracts and swap contracts	$738,932	$(470,641)
Credit	Net realized gain (loss) on swap contracts/Net change in unrealized gain (loss) on swap contracts	(175,204)	357,075
Currency	Net realized gain (loss) on forward foreign currency exchange/Net change in unrealized gain (loss) on forward foreign currency exchange contracts.	(1,592,060)	2,605,363
Total		$(1,028,332)	$2,491,797

U.S. MORTGAGES
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Interest	Net realized gain (loss) from futures contracts, swap contracts, purchased option contracts and written option contracts /Net change in unrealized gain (loss) on futures contracts, swap contracts, purchased option contracts and written option contracts	$(188,190)	$520,578
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	22,290	2,033,711
Total		$(165,900)	$2,554,289

176

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

For the year ended March 31, 2021, the relevant values for each derivative type was as follows:

	Average Number of Contracts, Notional Amounts, or Shares/Units(a)
Fund	Futures contracts	Forward contracts	Swap Agreements	Purchased Options	Purchased Swaptions	Written Options	Written Swaptions
Emerging Markets Debt	2,844	$1,223,663,836	$839,425,938	215,631,199	$—	155,957,132	$—
High Yield	2,175	26,187,213	162,911,724	—	—	—	—
High Yield Floating Rate	354	39,288,962	26,603,208	—	—	—	—
Investment Grade Credit	1,174	19,303,740	215,586,421	—	—	—	17,428,571
Local Emerging Markets Debt	159	195,725,742	97,521,890	28,317,548	—	20,984,903	—
U.S. Mortgages	386	—	46,996,083	—	13,647,500	—	31,679,242
(a)	Amounts disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swap agreements, purchased and written swaptions, or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of volume for this derivative type, for the months that each Fund held such derivatives during the fiscal year ended March 31, 2021.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

177

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2021

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of March 31, 2021:

Emerging Markets Debt
	Derivative Assets(1)				Derivative Liabilities(1)				Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Options Written	Total
Barclays Bank PLC	$—	$36,975	$—	$36,975	$(18,831)	$—	$—	$(18,831)	$18,144	$—	$18,144
BNP Paribas SA	14,245	—	—	14,245	—	—	(29,087)	(29,087)	(14,842)	—	(14,842)
BofA Securities LLC	—	—	—	—	(24,727)	—	—	(24,727)	(24,727)	20,000	(4,727)
Citibank NA	16,134	30,599	—	46,733	(134,321)	—	(13,847)	(148,168)	(101,435)	101,435	—
Credit Suisse International (London)	—	—	—	—	—	—	(287,176)	(287,176)	(287,176)	—	(287,176)
Deutsche Bank AG (London)	59,705	302,383	—	362,088	(192,481)	—	(11)	(192,492)	169,596	—	169,596
HSBC Bank PLC	98,018	—	—	98,018	—	—	(11)	(11)	98,007	—	98,007
JPMorgan Securities, Inc.	2,450	27,385	14,200,450	14,230,285	(75,430)	(8,140,685)	(116,306)	(8,332,421)	5,897,864	—	5,897,864
MS & Co. Int. PLC	1,781	—	—	1,781	—	—	(729,796)	(729,796)	(728,015)	—	(728,015)
UBS AG (London)	35,081	—	—	35,081	(48,941)	—	—	(48,941)	(13,860)	13,860	—

Total	$227,414	$397,342	$14,200,450	$14,825,206	$(494,731)	$(8,140,685)	$(1,176,234)	$(9,811,650)	$5,013,556	$135,295	$5,148,851
(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

178

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Local Emerging Markets Debt
	Derivative Assets(1)				Derivative Liabilities(1)				Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Options Written	Total
BNP Paribas SA	$1,789	$—	$—	$1,789	$—	$—	$(3,570)	$(3,570)	$(1,781)	$—	$(1,781)
BofA Securities LLC	—	—	—	—	(207)	—	—	(207)	(207)	—	(207)
Citibank NA	2,011	25,788	—	27,799	(20,696)	—	(1,726)	(22,422)	5,377	—	5,377
Deutsche Bank AG	—	—	—	—	—	(23,755)*	—	(23,755)	(23,755)	—	(23,755)
Deutsche Bank AG (London)	7,439	—	—	7,439	—	—	(2)	(2)	7,437	—	7,437
HSBC Bank PLC	11,709	—	—	11,709	—	—	(2)	(2)	11,707	—	11,707
JPMorgan Securities, Inc.	300	—	1,475,293	1,475,593	(722)	(1,479,130)	(14,738)	(1,494,590)	(18,997)	18,997	—
MS & Co. Int. PLC	240	349,704	—	349,944	(25,316)	—	(97,683)	(122,999)	226,945	(226,945)	—
UBS AG (London)	4,369	—	—	4,369	(737)	—	(38,831)	(39,568)	(35,199)	—	(35,199)

Total	$27,857	$375,492	$1,475,293	$1,878,642	$(47,678)	$(1,502,885)	$(156,552)	$(1,707,115)	$171,527	$(207,948)	$(36,421)
*	Includes Non-Deliverable Bond Forward Contracts assets of $0 and liabilities of $23,755.
(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended March 31, 2021, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate					Effective Rate	Effective Net Management Rate^
Fund Name	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion
Emerging Markets Debt	0.80%	0.80%	0.72%	0.68%	0.67%	0.80%	0.80%
High Yield	0.70	0.70	0.63	0.60	0.59	0.70	0.70
High Yield Floating Rate	0.60	0.54	0.51	0.50	0.49	0.58	0.58
Investment Grade Credit	0.34	0.31	0.29	0.28	0.28	0.34	0.34
Local Emerging Markets Debt	0.80	0.80	0.72	0.68	0.67	0.80	0.79
U.S. Mortgages	0.34	0.31	0.29	0.28	0.28	0.34	0.34

^	The Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.

179

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2021

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Certain Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by each applicable Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Funds in which each Fund invests. For the fiscal year ended March 31, 2021, the management fee waived by GSAM for each Fund was as follows:

Fund Name	Management Fee Waived
Emerging Markets Debt	$61,217
High Yield	39,802
High Yield Floating Rate	103,095
Investment Grade Credit	7,777
Local Emerging Markets Debt	6,979
U.S. Mortgages	19,095

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Service	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.25%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

180

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge. For the fiscal year ended March 31, 2021, Goldman Sachs retained the following amounts:

Front End Sales Charge
Fund Name	Class A
Emerging Markets Debt	$604
High Yield	9,472
High Yield Floating Rate	46
Investment Grade Credit	1,692
Local Emerging Markets Debt	125
U.S. Mortgages	838

During the fiscal year ended March 31, 2021, Goldman Sachs did not retain any portion of Class C Shares’ CDSC.

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service and/or Shareholder Administration Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% the average daily net assets attributable to Class C and/or Service Shares of the Funds.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.12% of the average daily net assets of Class A, Class C, Investor and Class R Shares, and 0.03% of the average daily net assets of Class R6 and Class P Shares; 0.04% of the average daily net assets of Institutional and Service Shares, and 0.03% of the average daily net assets with respect to the Investment Grade Credit and U.S. Mortgages Funds’ Separate Account Institutional Shares. Prior to July 1, 2020 the fees charged for such transfer agency services was 0.13% of the average daily net assets of Class A, Class C, Investor and Class R Shares.

Effective July 29, 2020, Goldman Sachs has agreed to waive a portion of the transfer agency fees equal to 0.02% as an annual percentage rate of the average daily net assets attributable to Class A, Class C and Investor Shares of the Emerging Markets Debt Fund, 0.03% as an annual percentage rate of the average daily net assets attributable to Class A, Class C and Investor Shares of the Local Emerging Markets Debt Fund and 0.05% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares of the High Yield Fund through at least July 29, 2021, and prior to such date, Goldman Sachs may not terminate the arrangements without the approval of the Board of Trustees. Prior to July 29, 2020 the waiver of fees charged for such transfer agency services was 0.03% of the average daily net assets of Class A, Class C and Investor Shares of Emerging Markets Debt Fund, 0.04% of the average daily net assets of Class A, Class C and Investor Shares of Local Emerging Markets Debt Fund, and 0.06% of the average daily net assets of Class A, Class C, Investor and Class R Shares of High Yield Fund.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense

181

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2021

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

limitations as an annual percentage rate of average daily net assets for Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds are 0.024%, 0.014%, 0.104%, 0.004%, 0.074% and 0.074%, respectively. Prior to July 29, 2020 the Other Expense limitations as an annual percentage rate of average daily net assets for High Yield was 0.024%. These Other Expense limitations will remain in place through at least July 29, 2021, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended March 31, 2021, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund Name	Management Fee Waiver	Transfer Agency Waiver/Credits	Other Expense Reimbursements	Total Expense Reductions
Emerging Markets Debt	$61,217	$28,764	$673,568	$763,549
High Yield	39,802	83,139	450,971	573,912
High Yield Floating Rate	103,095	5	470,263	573,363
Investment Grade Credit	7,777	17	443,407	451,201
Local Emerging Markets Debt	6,979	4,159	487,254	498,392
U.S. Mortgages	19,095	163	103,825	123,083

G.  Line of Credit Facility — As of March 31, 2021, the Funds participated in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2021, the Funds did not have any borrowings under the facility. The facility was increased to $1,000,000,000 effective April 26, 2021.

In addition, the High Yield Floating Rate Fund also participated in a $150,000,000 committed, unsecured credit facility for the purpose of providing short-term, temporary working capital to the Fund (the “Credit Facility”). The Credit Facility is intended to enable the Fund to more efficiently manage various factors associated with the length of settlement of bank loan transactions and may also be used to satisfy redemption requests. The interest rate on borrowings is based on the federal funds rate as defined in the credit agreement and the Fund is required to pay a fee based on the amount of the commitment that has not been utilized. Under the Credit Facility, the Fund had an average outstanding balance and weighted average annual interest rate for the fiscal year ended March 31, 2021 of $67,142,857 and 1.382%, respectively. As of March 31, 2021, there were no outstanding borrowings under the Credit Facility.

H.  Other Transactions with Affiliates — For the fiscal year ended March 31, 2021 , Goldman Sachs earned $104,499, $38,272, $4,719, and $15,056, in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Emerging Markets Debt, Investment Grade Credit, Local Emerging Markets Debt, and U.S. Mortgages Funds, respectively.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the fiscal year ended March 31, 2021, the purchase and

182

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

sale transactions and related net realized gain (loss) for the Funds with an affiliated fund in compliance with Rule 17a-7 under the Act were as follows:

Fund	Purchases at Cost	Proceeds from sales	Net realized gain (loss)
High Yield Floating Rate	$807,000	$—	$—

As of March 31, 2021, the following Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the Local Emerging Market Debts Fund:

Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Growth and Income Portfolio	Goldman Sachs Growth Strategy Portfolio
6%	12%	11%

As of March 31, 2021, The Goldman Sachs Group, Inc. was the beneficial owner of 100% of Class R Shares of the High Yield Floating Rate Fund.

The table below shows the transactions in and earnings from investments in the Goldman Sachs Financial Square Government Fund for the fiscal year ended March 31, 2021:

Fund	Underlying Fund	Beginning Value as of March 31, 2020	Purchases at Cost	Proceeds from Sales	Ending Value as of March 31, 2021	Shares as of March 31, 2021	Dividend Income
Emerging Markets Debt	Goldman Sachs Financial Square Government Fund — Institutional Shares	$70,293,308	$629,783,385	$(629,287,927)	$70,788,766	70,788,766	$31,916
High Yield	Goldman Sachs Financial Square Government Fund — Institutional Shares	65,794,418	661,256,853	(654,100,991)	72,950,280	72,950,280	22,376
High Yield Floating Rate	Goldman Sachs Financial Square Government Fund — Institutional Shares	84,002,150	909,652,548	(773,080,397)	220,574,301	220,574,301	35,487
Investment Grade Credit	Goldman Sachs Financial Square Government Fund — Institutional Shares	24,456,240	312,939,207	(337,395,447)	—	—	7,237
Local Emerging Markets Debt	Goldman Sachs Financial Square Government Fund — Institutional Shares	7,510,991	64,746,678	(66,266,064)	5,991,605	5,991,605	4,662
U.S. Mortgages	Goldman Sachs Financial Square Government Fund — Institutional Shares	16,960,588	334,243,601	(328,143,172)	23,061,017	23,061,017	9,622

183

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2021

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2021, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Emerging Markets Debt	$226,367,540	$681,413,369	$226,555,238	$751,388,554
High Yield	—	1,384,249,989	—	1,409,260,890
High Yield Floating Rate	—	1,169,532,479	—	700,695,305
Investment Grade Credit	—	397,699,807	—	430,301,220
Local Emerging Markets Debt	26,359,538	51,930,216	26,420,976	71,378,693
U.S. Mortgages	5,062,843,398	14,328,459	5,206,270,896	36,122,464

The table below summarizes the reverse repurchase agreement activity for the fiscal year ended March 31, 2021:

Fund	Average amount of borrowings	Weighted average interest rate (Paid) Received	Number of days outstanding during the period
High Yield	$3,466,621	0.008%	21

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the High Yield and High Yield Floating Rate Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The High Yield and High Yield Floating Rate Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities

184

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

7. SECURITIES LENDING (continued)

loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of March 31, 2021, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Both the High Yield and High Yield Floating Rate Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended March 31, 2021, are reported under Investment Income on the Statements of Operations.

	For the Fiscal Year Ended March 31, 2021		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of March 31, 2021
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
High Yield Fund	$6,419	$24,638	$8,801,758
High Yield Floating Rate	5,509	16,657	—

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended March 31, 2021.

Fund	Beginning Value as of March 31, 2020	Purchases at Cost	Proceeds from Sales	Ending Value as of March 31, 2021	Shares as of March 31, 2021
High Yield	$—	$118,776,014	$(84,838,821)	$33,937,193	33,937,193
High Yield Floating Rate	281,175	78,496,006	(78,777,181)	—	—

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2021 was as follows:

	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	U.S. Mortgages
Distribution paid from:
Ordinary income	$49,193,492	$113,085,049	$54,145,943	$18,801,262	$—	$10,696,997
Net long-term capital gains	—	—	—	7,077,691	—	—
Total taxable distributions	$49,193,492	$113,085,049	$54,145,943	$25,878,953	$—	$10,696,997
Tax return of capital	—	—	—	—	$3,158,113	—

185

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2021

8. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended March 31, 2020 was as follows:

	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	U.S. Mortgages
Distribution paid from:
Ordinary income	$35,161,470	$128,363,048	$108,675,915	$18,751,072	$929	$14,006,277
Net long-term capital gains	—	—	—	4,923,132	—	—
Total taxable distribution	$35,161,470	$128,363,048	$108,675,915	$23,674,204	$929	$14,006,277
Tax return of capital	$30,938,350	$1,571,047	$—	$—	$5,824,633	$379,037

As of March 31, 2021, the components of accumulated earnings (losses) on a tax basis were as follows:

	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	U.S. Mortgages
Undistributed ordinary income — net	$2,764,569	$3,545,949	$904,838	$2,814,523	$—	$108,561
Capital loss carryforwards(1):
Perpetual Short-Term	(31,906,171)	(156,998,353)	(134,878,329)	—	$(105,769,823)	(2,854,636)
Perpetual Long-Term	(87,294,973)	(334,983,217)	(263,852,331)	—	$(42,686,961)	(4,688,005)
Total capital loss carryforwards	$(119,201,144)	$(491,981,570)	$(398,730,660)	$—	$(148,456,784)	$(7,542,641)
Timing differences (Post October Capital Loss Deferral/Qualified Late Year Ordinary Loss Deferral/Dividends Payable/Straddle Loss Deferral/Defaulted Bonds)	$(11,264,924)	$(7,263,912)	$(253,187)	$(1,391,153)	$(2,098,384)	$(4,350,692)
Unrealized gains (losses) — net	$(78,838,103)	$63,458,029	$(14,236,207)	$24,570,780	$(5,244,639)	$9,975,223
Total accumulated earnings (losses) net	$(206,539,602)	$(432,241,504)	$(412,315,216)	$25,994,150	$(155,799,807)	$(1,809,549)

(1)	The U.S. mortgages Fund utilized $5,467,992 of capital losses in the current fiscal year.

As of March 31, 2021, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Emerging Markets Debt	High Yield	High Yield Floating Rate	Investment Grade Credit	Local Emerging Markets Debt	U.S. Mortgages
Tax Cost	$1,282,428,321	$1,982,417,879	$2,086,269,639	$435,211,091	$76,571,018	$512,345,405
Gross unrealized gain	47,076,502	99,208,154	13,686,980	27,985,977	2,072,701	11,237,013
Gross unrealized loss	(125,914,605)	(35,750,125)	(27,923,187)	(3,415,197)	(7,317,340)	(1,261,790)
Net unrealized gains (losses)	$(78,838,103)	$63,458,029	$(14,236,207)	$24,570,780	$(5,244,639)	$9,975,223

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures, net mark to market gains/(losses) on foreign currency contracts, and differences in the tax treatment of swap transactions, market discount accretion and premium amortization, and material modification of debt securities.

The Local Emerging Markets debt Fund reclassed $5,302,588 from paid in capital to distributable earnings for the year ending March 31, 2021. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from net operating losses.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

186

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent a Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, a Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

In 2017, the United Kingdom’s Financial Conduct Authority (“FCA”) warned that LIBOR may cease to be available or appropriate for use by 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to a Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV.

Foreign Custody Risk — A Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U. S or other governments, or problems with registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Funds will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk

187

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2021

9. OTHER RISKS (continued)

than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Funds’ investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including exchange-traded funds (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make a Fund more volatile. When a Fund uses leverage, the sum of that Fund’s investment exposure may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. A Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by a Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Fund‘s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value,

188

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

9. OTHER RISKS (continued)

particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, a Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if a Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting a Fund to the creditworthiness of that lender as well. Investors in loans, such as a Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations for a period after the sale of the loans, and, as a result, a Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The Local Emerging Markets Debt Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Sector Risk — To the extent a Fund focuses its investments in securities of issuers in one or more sectors (such as the financial services or telecommunications sectors), the Fund may be subjected, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

189

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2021

11. OTHER MATTERS

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” This ASU provides optional exceptions for applying GAAP to contract modifications, hedging relationships and other transactions affected reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. As of the end of the financial reporting period, GSAM is currently evaluating the impact, if any, of applying ASU 2020-04.

On October 22, 2020, Goldman Sachs announced a settlement of matters involving 1Malaysia Development Bhd. (1MDB), a Malaysian sovereign wealth fund, with the United States Department of Justice as well as criminal and civil authorities in the UK, Singapore and Hong Kong. Further information regarding the 1MDB settlement can be found at https://www.goldmansachs.com/ media-relations/press-releases/current/goldman-sachs-2020-10-22.html. The 1MDB settlement will not materially adversely affect GSAM’s ability to serve as investment manager.

12. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

190

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Emerging Markets Debt Fund

	For the Fiscal Year Ended March 31, 2021		For the Fiscal Year Ended March 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,577,571	$19,289,970	1,799,062	$22,111,392
Reinvestment of distributions	97,922	1,163,291	169,839	2,071,741
Shares redeemed	(2,514,930)	(29,731,166)	(2,546,388)	(31,032,397)
	(839,437)	(9,277,905)	(577,487)	(6,849,264)
Class C Shares
Shares sold	65,963	796,914	158,428	1,957,781
Reinvestment of distributions	28,197	336,098	46,146	562,918
Shares redeemed	(570,093)	(6,856,166)	(671,612)	(8,207,244)
	(475,933)	(5,723,154)	(467,038)	(5,686,545)
Institutional Shares
Shares sold	31,319,012	373,674,249	27,059,839	331,489,144
Reinvestment of distributions	2,807,403	33,691,543	3,544,599	43,280,086
Shares redeemed	(37,316,114)	(444,330,356)	(40,072,790)	(476,866,219)
	(3,189,699)	(36,964,564)	(9,468,352)	(102,096,989)
Investor Shares
Shares sold	2,259,167	27,580,731	2,455,938	30,277,018
Reinvestment of distributions	227,851	2,729,603	339,925	4,156,004
Shares redeemed	(2,989,524)	(35,423,274)	(4,461,512)	(54,474,763)
	(502,506)	(5,112,940)	(1,665,649)	(20,041,741)
Class R6 Shares
Shares sold	4,951,282	60,327,909	2,273,598	27,652,682
Reinvestment of distributions	613,573	7,371,959	886,709	10,835,500
Shares redeemed	(5,450,965)	(62,418,277)	(12,594,757)	(153,866,293)
	113,890	5,281,591	(9,434,450)	(115,378,111)
Class P Shares
Shares sold	1,683,232	20,790,403	381,972	4,785,423
Reinvestment of distributions	84,542	1,024,297	56,398	686,592
Shares redeemed	(176,557)	(2,180,318)	(289,463)	(3,389,004)
	1,591,217	19,634,382	148,907	2,083,011

NET DECREASE	(3,302,468)	$(32,162,590)	(21,464,069)	$(247,969,639)

191

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2021

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	High Yield Fund

	For the Fiscal Year Ended March 31, 2021		For the Fiscal Year Ended March 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,762,272	$17,213,547	2,253,663	$14,179,863
Reinvestment of distributions	1,012,012	6,238,156	1,271,994	8,010,299
Shares redeemed	(5,925,812)	(36,625,168)	(7,449,519)	(46,849,415)
	(2,151,528)	(13,173,465)	(3,923,862)	(24,659,253)
Class C Shares
Shares sold	251,572	1,534,568	373,255	2,379,542
Reinvestment of distributions	64,075	394,707	89,909	566,531
Shares redeemed	(1,123,624)	(6,962,928)	(1,104,011)	(6,923,942)
	(807,977)	(5,033,653)	(640,847)	(3,977,869)
Institutional Shares
Shares sold	36,041,088	218,887,903	15,763,009	99,829,525
Reinvestment of distributions	2,505,906	15,534,431	2,473,141	15,607,017
Shares redeemed	(38,219,382)	(236,237,070)	(25,934,086)	(162,127,701)
	327,612	(1,814,736)	(7,697,936)	(46,691,159)
Service Shares
Shares sold	637,672	3,913,368	196,451	1,224,931
Reinvestment of distributions	55,650	343,803	63,976	402,810
Shares redeemed	(406,817)	(2,523,132)	(963,127)	(6,092,977)
	286,505	1,734,039	(702,700)	(4,465,236)
Investor Shares
Shares sold	348,826	2,139,082	586,339	3,659,920
Reinvestment of distributions	128,127	791,817	157,589	994,360
Shares redeemed	(677,797)	(4,192,072)	(1,298,245)	(8,156,242)
	(200,844)	(1,261,173)	(554,317)	(3,501,962)
Class R6 Shares
Shares sold	708,485	4,418,432	2,698,562	17,320,517
Reinvestment of distributions	450,241	2,792,852	593,593	3,759,198
Shares redeemed	(3,705,714)	(23,438,442)	(7,116,411)	(43,936,039)
	(2,546,988)	(16,227,158)	(3,824,256)	(22,856,324)
Class R Shares
Shares sold	251,926	1,552,847	271,986	1,682,799
Reinvestment of distributions	63,838	390,005	102,892	647,026
Shares redeemed	(1,172,868)	(7,201,318)	(553,591)	(3,396,212)
	(857,104)	(5,258,466)	(178,713)	(1,066,387)
Class P Shares
Shares sold	54,429,200	334,525,354	59,389,030	375,549,036
Reinvestment of distributions	13,600,160	84,260,269	15,157,165	95,571,935
Shares redeemed	(64,959,168)	(398,940,414)	(85,156,082)	(505,997,133)
	3,070,192	19,845,209	(10,609,887)	(34,876,162)

NET DECREASE	(2,880,132)	$(21,189,403)	(28,132,518)	$(142,094,352)

192

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	High Yield Floating Rate Fund

	For the Fiscal Year Ended March 31, 2021		For the Fiscal Year Ended March 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	155,164	$1,409,146	51,166	$457,770
Reinvestment of distributions	12,467	111,751	17,481	161,777
Shares redeemed	(137,968)	(1,231,391)	(121,747)	(1,130,379)
	29,663	289,506	(53,100)	(510,832)
Class C Shares
Shares sold	7,144	66,693	9,691	91,062
Reinvestment of distributions	2,163	19,302	4,426	41,033
Shares redeemed	(32,828)	(297,167)	(49,153)	(458,046)
	(23,521)	(211,172)	(35,036)	(325,951)
Institutional Shares
Shares sold	9,105,531	79,634,770	6,446,570	60,606,786
Reinvestment of distributions	498,978	4,473,043	544,456	5,036,346
Shares redeemed	(11,702,846)	(106,926,015)	(6,418,477)	(57,796,663)
	(2,098,337)	(22,818,202)	572,549	7,846,469
Investor Shares
Shares sold	353,943	3,302,487	57,643	545,434
Reinvestment of distributions	4,256	38,428	7,735	72,087
Shares redeemed	(39,567)	(355,473)	(128,868)	(1,207,359)
	318,632	2,985,442	(63,490)	(589,838)
Class R6 Shares
Shares sold	13,649,385	126,351,697	1,604,244	15,190,000
Reinvestment of distributions	228,677	2,104,744	191,287	1,774,242
Shares redeemed	(1,597,797)	(13,745,000)	(1,531,103)	(14,500,000)
	12,280,265	114,711,441	264,428	2,464,242
Class R Shares
Shares sold	129	1,130	9	79
Reinvestment of distributions	51	457	100	936
Shares redeemed	(131)	(1,224)	(9,424)	(89,458)
	49	363	(9,315)	(88,443)
Class P Shares
Shares sold	88,767,524	824,781,829	30,402,056	285,962,085
Reinvestment of distributions	5,257,253	47,254,727	10,864,245	100,901,974
Shares redeemed	(57,870,076)	(510,220,633)	(134,328,648)	(1,210,528,615)
	36,154,701	361,815,923	(93,062,347)	(823,664,556)

NET INCREASE (DECREASE)	46,661,452	$456,773,301	(92,386,311)	$(814,868,909)

193

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2021

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Investment Grade Credit Fund

	For the Fiscal Year Ended March 31, 2021		For the Fiscal Year Ended March 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	554,738	$5,470,265	1,064,510	$9,946,383
Reinvestment of distributions	43,807	437,271	42,969	411,597
Shares redeemed	(679,903)	(6,795,864)	(871,709)	(8,317,736)
	(81,358)	(888,328)	235,770	2,040,244
Institutional Shares
Shares sold	11,584,166	116,836,264	4,578,984	43,280,105
Reinvestment of distributions	430,734	4,306,577	244,123	2,341,768
Shares redeemed	(4,934,175)	(47,845,158)	(3,447,206)	(32,887,235)
	7,080,725	73,297,683	1,375,901	12,734,638
Separate Account Institutional
Shares sold	3,846,066	38,058,765	6,474,618	61,456,189
Reinvestment of distributions	1,002,689	10,015,676	1,071,922	10,273,344
Shares redeemed	(11,756,012)	(115,369,545)	(7,171,721)	(67,368,294)
	(6,907,257)	(67,295,104)	374,819	4,361,239
Investor Shares
Shares sold	1,198,314	12,000,633	498,818	4,707,948
Reinvestment of distributions	26,427	263,988	18,959	181,746
Shares redeemed	(1,181,834)	(11,856,564)	(346,582)	(3,077,750)
	42,907	408,057	171,195	1,811,944
Class R6 Shares
Shares sold	48,039	475,722	58,732	561,082
Reinvestment of distributions	4,687	46,742	4,607	44,191
Shares redeemed	(33,828)	(331,939)	(27,851)	(262,263)
	18,898	190,525	35,488	343,010
Class P Shares
Shares sold	20,628,865	206,093,138	4,388,719	41,963,996
Reinvestment of distributions	1,036,773	10,358,321	978,941	9,369,296
Shares redeemed	(26,555,742)	(265,825,616)	(5,666,203)	(53,941,392)
	(4,890,104)	(49,374,157)	(298,543)	(2,608,100)

NET INCREASE (DECREASE)	(4,736,189)	$(43,661,324)	1,894,630	$18,682,975

194

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Local Emerging Markets Debt Fund

	For the Fiscal Year Ended March 31, 2021		For the Fiscal Year Ended March 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	167,535	$979,119	241,187	$1,386,001
Reinvestment of distributions	30,616	172,554	37,563	218,756
Shares redeemed	(301,085)	(1,703,158)	(263,342)	(1,556,407)
	(102,934)	(551,485)	15,408	48,350
Class C Shares
Shares sold	130,722	734,833	66,354	397,000
Reinvestment of distributions	14,699	83,114	17,920	104,147
Shares redeemed	(283,125)	(1,575,040)	(351,821)	(2,049,161)
	(137,704)	(757,093)	(267,547)	(1,548,014)
Institutional Shares
Shares sold	206,205	1,172,614	1,044,068	6,074,568
Reinvestment of distributions	76,894	431,907	174,316	1,013,809
Shares redeemed	(1,597,311)	(8,544,195)	(3,513,890)	(20,526,021)
	(1,314,212)	(6,939,674)	(2,295,506)	(13,437,644)
Investor Shares
Shares sold	279,017	1,585,381	1,102,704	6,501,600
Reinvestment of distributions	31,871	178,843	51,571	299,481
Shares redeemed	(567,265)	(3,092,431)	(1,091,038)	(6,204,575)
	(256,377)	(1,328,207)	63,237	596,506
Class R6 Shares
Shares sold	1,014,764	6,000,002	304,283	1,745,000
Reinvestment of distributions	183,957	1,038,072	385,858	2,244,149
Shares redeemed	(2,832,218)	(15,000,000)	(10,781,107)	(62,918,018)
	(1,633,497)	(7,961,926)	(10,090,966)	(58,928,869)
Class P Shares
Shares sold	145,165	823,138	424,960	2,582,976
Reinvestment of distributions	212,156	1,193,173	314,691	1,826,785
Shares redeemed	(1,324,420)	(7,238,180)	(3,612,634)	(20,496,940)
	(967,099)	(5,221,869)	(2,872,983)	(16,087,179)

NET DECREASE	(4,411,823)	$(22,760,254)	(15,448,357)	$(89,356,850)

195

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2021

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	U.S. Mortgages Fund

	For the Fiscal Year Ended March 31, 2021		For the Fiscal Year Ended March 31, 2020

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,662,761	$17,763,080	1,147,097	$12,015,501
Reinvestment of distributions	60,359	646,215	72,641	759,762
Shares redeemed	(971,612)	(10,386,166)	(1,390,147)	(14,531,261)
	751,508	8,023,129	(170,409)	(1,755,998)
Institutional Shares
Shares sold	6,597,363	70,461,484	3,783,136	39,828,543
Reinvestment of distributions	113,271	1,214,657	97,793	1,027,136
Shares redeemed	(3,243,765)	(34,731,937)	(2,179,366)	(22,734,868)
	3,466,869	36,944,204	1,701,563	18,120,811
Separate Account Institutional
Shares sold	4,184,857	44,844,994	5,621,328	58,813,402
Reinvestment of distributions	542,125	5,808,441	594,845	6,226,978
Shares redeemed	(10,106,606)	(107,862,252)	(7,488,684)	(78,227,152)
	(5,379,624)	(57,208,817)	(1,272,511)	(13,186,772)
Investor Shares
Shares sold	5,429,425	58,236,413	6,470,677	67,746,968
Reinvestment of distributions	153,683	1,648,857	450,005	4,720,326
Shares redeemed	(10,994,616)	(117,899,131)	(10,917,083)	(114,719,394)
	(5,411,508)	(58,013,861)	(3,996,401)	(42,252,100)
Class R6 Shares
Shares sold	458,336	4,918,336	1,010,406	10,585,447
Reinvestment of distributions	43,711	469,584	48,738	511,536
Shares redeemed	(1,646,018)	(17,738,898)	(529,758)	(5,551,845)
	(1,143,971)	(12,350,978)	529,386	5,545,138
Class P Shares
Shares sold	986,714	10,632,756	114,565	1,201,600
Reinvestment of distributions	25,409	272,638	26,030	272,951
Shares redeemed	(311,767)	(3,342,527)	(501,913)	(5,242,891)
	700,356	7,562,867	(361,318)	(3,768,340)

NET DECREASE	(7,016,370)	$(75,043,456)	(3,569,690)	$(37,297,261)

196

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs High Yield Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Local Emerging Markets Debt Fund, and Goldman Sachs U.S. Mortgages Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs High Yield Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Local Emerging Markets Debt Fund, and Goldman Sachs U.S. Mortgages Fund (six of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2021, the related statements of operations for the year ended March 31, 2021, the statements of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

May 26, 2021

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

197

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Liquidity Risk Management Program (Unaudited)

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 9-10, 2021, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”). Among other things, the annual report and related materials discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; (2) an assessment of the methodologies used to classify investments into one of four liquidity categories; and (3) the impact of the COVID-19 pandemic on liquidity and management of liquidity risk during the Reporting Period, including during stressed market conditions caused by the COVID-19 pandemic. The report concluded that the Program continues to be reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

198

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2021 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Separate Account Institutional, Service, Investor, Class R6, Class R or Class P Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Separate Account Institutional, Investor, Class R6, Class R Shares or Class P of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2020 through March 31, 2021, which represents a period of 182 out of 365 days.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by 1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Emerging Markets Debt Fund				High Yield Fund				High Yield Floating Rate Fund
Share Class	Beginning Account Value 10/1/20	Ending Account Value 3/31/21		Expenses Paid for the 6 months ended 3/31/21*	Beginning Account Value 10/1/20	Ending Account Value 3/31/21		Expenses Paid for the 6 months ended 3/31/21*	Beginning Account Value 10/1/20	Ending Account Value 3/31/21		Expenses Paid for the 6 months ended 3/31/21*
Class A
Actual	$1,000.00	$1,012.20		$5.87	$1,000.00	$1,066.70		$5.31	$1,000.00	$1,056.50		$5.38
Hypothetical 5% return	1,000.00	1,019.80	+	5.89	1,000.00	1,019.80	+	5.19	1,000.00	1,019.80	+	5.29
Class C
Actual	1,000.00	1,007.50		9.61	1,000.00	1,062.60		9.15	1,000.00	1,053.70		9.22
Hypothetical 5% return	1,000.00	1,015.36	+	9.65	1,000.00	1,016.06	+	8.95	1,000.00	1,015.96	+	9.05
Institutional
Actual	1,000.00	1,012.90		4.32	1,000.00	1,068.00		3.87	1,000.00	1,059.40		3.70
Hypothetical 5% return	1,000.00	1,020.64	+	4.33	1,000.00	1,021.19	+	3.78	1,000.00	1,021.34	+	3.63
Service
Actual	—	—		—	1,000.00	1,065.50		3.97	—	—		—
Hypothetical 5% return	—	—		—	1,000.00	1,021.09	+	3.88	—	—		—
Investor
Actual	1,000.00	1,013.40		4.62	1,000.00	1,067.90		4.02	1,000.00	1,058.90		4.00
Hypothetical 5% return	1,000.00	1,020.34	+	4.63	1,000.00	1,021.04	+	3.93	1,000.00	1,021.04	+	3.93
Class R6
Actual	1,000.00	1,012.90		4.27	1,000.00	1,068.00		3.82	1,000.00	1,058.30		3.59
Hypothetical 5% return	1,000.00	1,020.69	+	4.28	1,000.00	1,021.24	+	3.73	1,000.00	1,021.44	+	3.53
Class R
Actual	—	—		—	1,000.00	1,063.70		6.53	1,000.00	1,055.30		6.51
Hypothetical 5% return	—	—		—	1,000.00	1,018.60	+	6.39	1,000.00	1,018.60	+	6.39
Class P
Actual	1,000.00	1,013.80		4.27	1,000.00	1,068.10		3.82	1,000.00	1,059.40		3.59
Hypothetical 5% return	1,000.00	1,021.24	+	4.28	1,000.00	1,021.24	+	3.73	1,000.00	1,021.24	+	3.53

199

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2021 (Unaudited) (continued)

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2021. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Emerging Markets Debt+	1.17%	1.92%	0.86%	—%	0.92%	0.85%	—%	0.85%
High Yield+	1.03	1.78	0.75	0.77	0.78	0.74	1.27	0.74
High Yield Floating Rate+	1.05	1.80	0.72	—	0.78	0.70	1.27	0.70

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

	Investment Grade Credit Fund				Local Emerging Markets Debt Fund				U.S. Mortgages Fund
Share Class	Beginning Account Value 10/1/20	Ending Account Value 3/31/21		Expenses Paid for the 6 months ended 3/31/21*	Beginning Account Value 10/1/20	Ending Account Value 3/31/21		Expenses Paid for the 6 months ended 3/31/21*	Beginning Account Value 10/1/20	Ending Account Value 3/31/21		Expenses Paid for the 6 months ended 3/31/21*
Class A
Actual	$1,000.00	$982.40		$3.51	$1,000.00	$1,032.40		$6.18	$1,000.00	$995.80		$3.88
Hypothetical 5% return	1,000.00	1,021.39	+	3.58	1,000.00	1,021.39	+	6.14	1,000.00	1,021.39	+	3.93
Class C
Actual	—	—		—	1,000.00	1,030.40		9.97	—	—		—
Hypothetical 5% return	—	—		—	1,000.00	1,015.11	+	9.90	—	—		—
Institutional
Actual	1,000.00	984.00		1.88	1,000.00	1,035.80		4.62	1,000.00	997.50		2.24
Hypothetical 5% return	1,000.00	1,023.04	+	1.92	1,000.00	1,020.39	+	4.58	1,000.00	1,022.69	+	2.27
Separate Account Institutional
Actual	$1,000.00	$985.10		$1.83	—	—		—	$1,000.00	$998.40		$2.19
Hypothetical 5% return	1,000.00	1,023.09	+	1.87	—	—		—	1,000.00	1,022.74	+	2.22
Investor
Actual	1,000.00	983.60		2.27	1,000.00	1,035.60		4.87	1,000.00	997.10		2.64
Hypothetical 5% return	1,000.00	1,022.64	+	2.32	1,000.00	1,020.14	+	4.84	1,000.00	1,022.29	+	2.67
Class R6
Actual	1,000.00	984.10		1.83	1,000.00	1,035.90		4.57	1,000.00	997.50		2.19
Hypothetical 5% return	1,000.00	1,023.09	+	1.87	1,000.00	1,020.44	+	4.53	1,000.00	1,022.74	+	2.22
Class P
Actual	1,000.00	985.10		1.83	1,000.00	1,035.90		4.57	1,000.00	997.50		2.19
Hypothetical 5% return	1,000.00	1,023.09	+	1.87	1,000.00	1,023.09	+	4.53	1,000.00	1,023.09	+	2.22

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2021. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Separate Account Institutional	Investor	Class R6	Class P
Investment Grade Credit+	0.71%	—%	0.38%	0.37%	0.46%	0.37%	0.37%
Local Emerging Markets Debt+	1.22	1.97	0.91	—	0.96	0.90	0.90
U.S. Mortgages+	0.78	—	0.45	0.44	0.53	0.44	0.44

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

200

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Jessica Palmer Age: 72	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Dwight L. Bush Age: 64	Trustee	Since 2020	Ambassador Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, Ambassador Bush served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Kathryn A. Cassidy Age: 67	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Diana M. Daniels Age: 71	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	None

Joaquin Delgado Age: 61	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Hexion Inc. (a specialty chemical manufacturer) (2019-present); and Director, Stepan Company (a specialty chemical manufacturer) (2011-present); and was formerly Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust

				105	Hexion Inc. (a specialty chemical manufacturer); Stepan Company (a specialty chemical manufacturer)

Roy W. Templin Age: 60	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)

Gregory G. Weaver Age: 69	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	105	Verizon Communications Inc.

201

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 58	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	161	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of March 31, 2021.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of March 31, 2021, Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 35 portfolios (20 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

202

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 58	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 52	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of March 31, 2021.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Single Sector Fixed Income Funds Tax Information (Unaudited)

For the fiscal year ended March 31, 2021, 3.05% of the dividends paid from net investment company taxable income by the High Yield Fund qualify for the dividends received deduction available to corporations. Pursuant to Section 871(k) of the Internal Revenue Code, the Investment Grade Credit Fund designates $2,833,629 as short-term capital gain dividends paid during the fiscal year ended March 31, 2021. Pursuant to Section 852 of the Internal Revenue Code, the Investment Grade Credit Fund designates $7,077,691 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended March 31, 2021.

For the fiscal year ended March 31, 2021, the Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt, and U.S. Mortgages Funds, designate 100%, 95.39%, 95.56%, 88.83%, 62.18%, and 99.89% respectively, of the dividends paid from net investment company taxable income as section 163(j) Interest Dividends.

203

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.00 trillion in assets under supervision as of March 31, 2021, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund[4]
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund[5]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Defensive Equity Fund
∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund[6]
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Target Date Retirement Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on April 30, 2020, the Goldman Sachs Global Income Fund was renamed the Goldman Sachs Global Core Fixed Income Fund.
[5]	Effective after the close on business of August 30, 2020, the Goldman Sachs Blue Chip Fund was renamed the Goldman Sachs U.S. Equity ESG Fund.
[6]	Effective after the close of business on June 26, 2020, the Goldman Sachs MLP & Energy Fund was renamed the Goldman Sachs Energy Infrastructure Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy Diana M. Daniels Joaquin Delgado James A. McNamara Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman Sachs & Co. LLC (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Economic and market forecasts presented herein reflect a series of assumptions and judgments as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Fund holdings and allocations shown are as of March 31, 2021 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

A summary prospectus, if available, or a Prospectus for the Funds containing more information may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550). Please consider a Fund’s objectives, risks, and charges and expenses, and read the summary prospectus, if available, and the Prospectus carefully before investing. The summary prospectus, if available, and the Prospectus contains this and other information about the Funds.

© 2021 Goldman Sachs. All rights reserved. 240217-OTU-1410086 SSFIAR-21

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) Not applicable.

(c) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e) Not applicable.

(f) A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2021	2020	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,233,044	$3,688,525	Financial Statement audits.

Audit-Related Fees:

• PwC	$145,990	$211,276	Other attest services.

Tax Fees:

• PwC	$—	$713,523	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns and certain other tax-related services.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates* that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2021	2020	Description of Services Rendered
Audit-Related Fees:

• PwC	$2,006,448	$2,000,617	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and Semi-Annual Updates related to withholding tax accrual for non-US Jurisdictions. These fees are borne by the Funds’ Adviser.

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended March 31, 2021 and March 31, 2020 were approximately $145,990 and $924,799, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2020 and December 31, 2019 were approximately $14.5 and $14.7 million, respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2020 and 2019 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 13(a)(1) of the registrant’s Form N-CSR filed on May 5, 2020.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara
James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	June 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara
James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	June 4, 2021

By:	/s/ Joseph F. DiMaria
Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs Trust

Date:	June 4, 2021